UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-20-157481) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Items 1 and 6, this submission is identical in all material respects to the initial submission.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund
•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund

Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Municipal Value Funds
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO Climate Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Climate Bond Fund’s Annual Report, which covers the period from the Fund’s inception on December 10, 2019 to March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the 12-month reporting period ended March 31, 2020.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO CLIMATE BOND FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (cont)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO CLIMATE BOND FUND

Important Information About the PIMCO Climate Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Climate Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO Climate Bond Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart

6	PIMCO CLIMATE BOND FUND

reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO Climate Bond Fund	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO Climate Bond Fund (Cont.)

interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

8	PIMCO CLIMATE BOND FUND

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ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Climate Bond Fund

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2020

Fund Inception (12/10/19)
PIMCO Climate Bond Fund Institutional Class	(4.78)%
PIMCO Climate Bond Fund I-2	(4.82)%
PIMCO Climate Bond Fund I-3	(4.84)%
PIMCO Climate Bond Fund Class A	(4.90)%
PIMCO Climate Bond Fund Class A (adjusted)	(7.04)%
PIMCO Climate Bond Fund Class C	(5.12)%
PIMCO Climate Bond Fund Class C (adjusted)	(6.07)%
Bloomberg Barclays MSCI Green Bond Index, USD Hedged	(0.95)%
Lipper General Bond Funds Average	(3.68)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2019

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

The Fund’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, 0.64% for I-2 shares, 0.74% for I-3 shares, 0.94% for Class A shares and 1.69% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO CLIMATE BOND FUND

Institutional Class - PCEIX	I-2 - PCEPX	I-3 - PCEWX	Class A - PCEBX
Class C - PCECX

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	85.2%
Non-Agency Mortgage-Backed Securities	5.9%
Municipal Bonds & Notes	5.5%
Short-Term Instruments	2.0%
Other	1.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Climate Bond Fund seeks optimal risk adjusted returns, consistent with prudent investment management, while giving consideration to long term climate related risks and opportunities, by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. The Fund may invest in the securities of issuers determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. Moreover, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. However, green labeled bonds from issuers involved in fossil fuel-related sectors, as defined above, may be permitted. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to investment grade credit markets, high yield, emerging markets, and municipals detracted from performance as the asset classes posted negative absolute returns.
»	Exposure to U.S. interest rates contributed to performance as U.S. Treasury rates decreased across the curve.

»	Short exposure to the euro contributed to performance, as the euro depreciated versus the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO Climate Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (12/10/19)(a)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (12/10/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$952.20	$1.49	$1,000.00	$1,013.77	$1.54	0.50%
I-2	1,000.00	951.80	1.79	1,000.00	1,013.46	1.85	0.60
I-3	1,000.00	951.60	1.94	1,000.00	1,013.31	2.00	0.65
Class A	1,000.00	951.00	2.69	1,000.00	1,012.55	2.77	0.90
Class C	1,000.00	948.80	4.92	1,000.00	1,010.25	5.08	1.65

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 112/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 12/10/19 for Actual expense. Expense paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Fund, multiplied by the average account value over the period, multiplied by 112/366 (to reflect the period since inception date of 12/10/19). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

12	PIMCO CLIMATE BOND FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays MSCI Green Bond Index, USD Hedged

The Bloomberg Barclays MSCI Green Bond Index, USD Hedged offers investors an objective and robust measure of the global market for fixed income securities issued to fund projects with direct environmental benefits. An independent research driven methodology is used to evaluate index-eligible green bonds to ensure they adhere to established Green Bond Principles and to classify bonds by their environmental use of proceeds.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO Climate Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Period Ended^:	Net Asset Value Beginning of Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

12/10/2019 - 03/31/2020	$10.00	$0.05	$(0.53)	$(0.48)	$(0.05)	$0.00	$(0.05)

I-2

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

I-3

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

Class A

12/10/2019 - 03/31/2020	10.00	0.04	(0.53)	(0.49)	(0.04)	0.00	(0.04)

Class C

12/10/2019 - 03/31/2020	10.00	0.02	(0.53)	(0.51)	(0.02)	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO CLIMATE BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Period(a)	Total Return(a)	Net Assets End of Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.47	(4.78)%	$5,131	0.50	%*	1.84	%*	0.50	%*	1.84	%*	1.79	%*	21%

9.47	(4.82)	10	0.60	*	1.94	*	0.60	*	1.94	*	1.66	*	21

9.47	(4.84)	20	0.65	*	2.04	*	0.65	*	2.04	*	1.61	*	21

9.47	(4.90)	28	0.90	*	2.24	*	0.90	*	2.24	*	1.40	*	21

9.47	(5.12)	50	1.65	*	2.99	*	1.65	*	2.99	*	0.66	*	21

ANNUAL REPORT	MARCH 31, 2020	15

Statement of Assets and Liabilities PIMCO Climate Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$5,103

Financial Derivative Instruments
Exchange-traded or centrally cleared	1
Over the counter	31
Cash	59
Deposits with counterparty	7
Foreign currency, at value	6
Receivable for investments sold	1
Interest and/or dividends receivable	46

Total Assets	5,254

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$1
Over the counter	12
Accrued investment advisory fees	1
Accrued supervisory and administrative fees	1

Total Liabilities	15

Net Assets	$5,239

Net Assets Consist of:

Paid in capital	$5,544
Distributable earnings (accumulated loss)	(305)

Net Assets	$5,239

Cost of investments in securities	$5,460
Cost of foreign currency held	$6

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

16	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$5,131
I-2	10
I-3	20
Class A	28
Class C	50

Shares Issued and Outstanding:

Institutional Class	$542
I-2	1
I-3	2
Class A	3
Class C	5

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.47
I-2	9.47
I-3	9.47
Class A	9.47
Class C	9.47

ANNUAL REPORT	MARCH 31, 2020	17

Statement of Operations PIMCO Climate Bond Fund

Period from December 10, 2019 to March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$37
Total Income	37

Expenses:

Investment advisory fees	4
Supervisory and administrative fees	4
Organizational expense	70
Total Expenses	78
Waiver and/or Reimbursement by PIMCO	(70)
Net Expenses	8

Net Investment Income (Loss)	29

Net Realized Gain (Loss):

Investments in securities	5
Exchange-traded or centrally cleared financial derivative instruments	(1)
Over the counter financial derivative instruments	50
Foreign currency	(10)

Net Realized Gain (Loss)	44

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(357)
Exchange-traded or centrally cleared financial derivative instruments	(13)
Over the counter financial derivative instruments	19
Foreign currency assets and liabilities	1

Net Change in Unrealized Appreciation (Depreciation)	(350)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(277)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLIMATE BOND FUND	See Accompanying Notes

Statement of Changes in Net Assets PIMCO Climate Bond Fund

Period from December 10, 2019 - March 31, 2020
(Amounts in thousands†)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$29
Net realized gain (loss)	44
Net change in unrealized appreciation (depreciation)	(350)

Net Increase (Decrease) in Net Assets Resulting from Operations	(277)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(28)
I-2	(0)
I-3	(0)
Class A	(0)
Class C	(0)

Total Distributions(a)	(28)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	5,544

Total Increase (Decrease) in Net Assets	5,239

Net Assets:

Beginning of period	0
End of period	$5,239

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	19

Schedule of Investments PIMCO Climate Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.4%

CORPORATE BONDS & NOTES 83.0%

BANKING & FINANCE 40.5%

Assicurazioni Generali SpA
4.125% due 05/04/2026	EUR	100	$117

Banco Bilbao Vizcaya Argentaria S.A.
1.375% due 05/14/2025		100	105

Barclays PLC
0.625% due 11/14/2023 •		100	105

Chubb INA Holdings, Inc.
0.875% due 06/15/2027		100	102

Community Preservation Corp.
2.867% due 02/01/2030		$75	81

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	100	100

Digital Euro Finco LLC
2.500% due 01/16/2026		100	111

European Bank for Reconstruction & Development
1.500% due 02/13/2025		$20	21

Farmers Exchange Capital
5.454% due 10/15/2054 •		50	63

Grainger PLC
3.375% due 04/24/2028	GBP	100	128

HSBC Holdings PLC
3.033% due 11/22/2023 •		$200	199

ING Groep NV
4.625% due 01/06/2026		200	211

LeasePlan Corp. NV
1.375% due 03/07/2024	EUR	100	107

Prologis International Funding S.A.
1.750% due 03/15/2028		125	138

Prudential Financial, Inc.
1.500% due 03/10/2026		$100	94

Stockland Trust
1.500% due 11/03/2021	EUR	100	112

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024		130	138

Welltower, Inc.
2.700% due 02/15/2027		$200	191

			2,123

INDUSTRIALS 26.5%

Central Japan Railway Co.
2.200% due 10/02/2024		200	200
3.400% due 09/06/2023		200	206

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026		20	21

Danone S.A.
2.947% due 11/02/2026		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
4.900% due 10/01/2026		$80	$80

Marks & Spencer PLC
3.250% due 07/10/2027	GBP	100	107

Pfizer, Inc.
2.625% due 04/01/2030		$50	52

ProGroup AG
3.000% due 03/31/2026	EUR	100	92

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		$200	143

Stora Enso Oyj
2.500% due 03/21/2028	EUR	100	107

Tesco PLC
5.000% due 03/24/2023	GBP	50	66

Travis Perkins PLC
4.375% due 09/15/2021		100	116

			1,390

UTILITIES 16.0%

British Telecommunications PLC
3.250% due 11/08/2029		$200	196

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		100	103

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		200	166

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		200	199

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	50	30
4.800% due 12/01/2077 •		$51	43

Solar Star Funding LLC
5.375% due 06/30/2035		89	99

			836

Total Corporate Bonds & Notes (Cost $4,684)			4,349

MUNICIPAL BONDS & NOTES 5.4%

CALIFORNIA 3.6%

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
2.803% due 11/01/2031		200	188

NEW YORK 1.8%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040		40	53

20	PIMCO CLIMATE BOND FUND	See Accompanying Notes

     March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Water & Sewer System Revenue Bonds, (BABs), Series 2010
6.282% due 06/15/2042	$40	$41

		94

Total Municipal Bonds & Notes (Cost $299)		282

U.S. TREASURY OBLIGATIONS 0.7%

U.S. Treasury Bonds
2.375% due 11/15/2049	20	25

U.S. Treasury Notes
1.500% due 02/15/2030	9	10

Total U.S. Treasury Obligations (Cost $30)		35

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.7%

Credit Suisse Mortgage Capital Trust
3.431% due 11/10/2032	100	101

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039	100	98

One Bryant Park Trust
2.516% due 09/15/2054	100	102

Total Non-Agency Mortgage-Backed Securities (Cost $309)		301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.7%

Province of Quebec
1.850% due 02/13/2027	CAD	50	$36

Total Sovereign Issues (Cost $38)			36

SHORT-TERM INSTRUMENTS 1.9%

U.S. TREASURY BILLS 1.9%
0.859% due 04/28/2020 (a)(b)		$100	100

Total Short-Term Instruments (Cost $100)			100

Total Investments in Securities (Cost $5,460)			5,103

Total Investments 97.4% (Cost $5,460)			$5,103

Financial Derivative Instruments (c)(d) 0.4% (Cost or Premiums, net $0)			19

Other Assets and Liabilities, net 2.2%			117

Net Assets 100.0%			$5,239

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-OAT France Government 10-Year Bond June Futures	06/2020	1	$184	$(6)	$1	$(1)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	1	$(139)	$(7)	$0	$0

Total Futures Contracts				$(13)	$1	$(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	21

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1	$0	$1	$0	$(1)	$0	$(1)

Cash of $7 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2020		EUR	3	$		3	$0	$0
	05/2020	$		4		EUR	4	0	0
BPS	06/2020		TWD	781	$		26	0	0
BRC	05/2020		CAD	50			38	2	0
CBK	05/2020		EUR	92			100	0	(2)
	05/2020		JPY	2,100			19	0	(1)
	05/2020	$		78		JPY	8,500	2	0
HUS	05/2020		EUR	27	$		30	0	0
	05/2020	$		105		EUR	97	2	0
	05/2020			25		JPY	2,700	0	0
MYI	05/2020		EUR	1,333	$		1,463	0	(9)
	06/2020	$		26		TWD	787	0	0
SOG	05/2020		GBP	369	$		480	22	0
UAG	05/2020		AUD	51			35	3	0

Total Forward Foreign Currency Contracts								$31	$(12)

22	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
BPS	0	0	0	0	0	0	0	0	0	0	0
BRC	2	0	0	2	0	0	0	0	2	0	2
CBK	2	0	0	2	(3)	0	0	(3)	(1)	0	(1)
HUS	2	0	0	2	0	0	0	0	2	0	2
MYI	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
SOG	22	0	0	22	0	0	0	0	22	0	22
UAG	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$31	$0	$0	$31	$(12)	$0	$0	$(12)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31	$0	$31

	$0	$0	$0	$31	$1	$32

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12	$0	$12

	$0	$0	$0	$12	$1	$13

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

March 31, 2020

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1)	$(1)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50	$0	$50

	$0	$0	$0	$50	$(1)	$49

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(13)	$(13)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19	$0	$19

	$0	$0	$0	$19	$(13)	$6

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,123	$0	$2,123
Industrials	0	1,390	0	1,390
Utilities	0	836	0	836
Municipal Bonds & Notes
California	0	188	0	188
New York	0	94	0	94
U.S. Treasury Obligations	0	35	0	35
Non-Agency Mortgage-Backed Securities	0	301	0	301
Sovereign Issues	0	36	0	36
Short-Term Instruments
U.S. Treasury Bills	0	100	0	100

Total Investments	$0	$5,103	$0	$5,103

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	0	0	1
Over the counter	0	31	0	31

	$1	$31	$0	$32

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	0	0	(1)
Over the counter	0	(12)	0	(12)

	$(1)	$(12)	$0	$(13)

Total Financial Derivative Instruments	$0	$19	$0	$19

Totals	$0	$5,122	$0	$5,122

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

24	PIMCO CLIMATE BOND FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Climate Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of

ANNUAL REPORT	MARCH 31, 2020	25

Notes to Financial Statements (Cont.)

changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements

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presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

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Notes to Financial Statements (Cont.)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

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Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that

ANNUAL REPORT	MARCH 31, 2020	29

Notes to Financial Statements (Cont.)

security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

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securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing

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Notes to Financial Statements (Cont.)

Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and

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the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of

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Notes to Financial Statements (Cont.)

its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in

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excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Climate-Related Investing Risk  is the risk that, because the Fund’s climate-related investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a climate-related investment strategy. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

ANNUAL REPORT	MARCH 31, 2020	35

Notes to Financial Statements (Cont.)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and

36	PIMCO CLIMATE BOND FUND

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related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

ANNUAL REPORT	MARCH 31, 2020	37

Notes to Financial Statements (Cont.)

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external

38	PIMCO CLIMATE BOND FUND

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processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from

ANNUAL REPORT	MARCH 31, 2020	39

Notes to Financial Statements (Cont.)

counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

40	PIMCO CLIMATE BOND FUND

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9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset

ANNUAL REPORT	MARCH 31, 2020	41

Notes to Financial Statements (Cont.)

Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,433,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2020, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$0	$0	$70	$70

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$203	$173	$6,129	$790

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2020	43

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Period from December 10, 2019 - March 31, 2020

	Shares	Amount

Receipts for shares sold

Institutional Class	566	$5,672

I-2	1	10

I-3	2	20

Class A	3	30

Class C	5	54

Issued as reinvestment of distributions

Institutional Class	3	28

I-2	0	0

I-3	0	0

Class A	0	0

Class C	0	0

Cost of shares redeemed

Institutional Class	(27)	(270)

I-2	(0)	(0)

I-3	(0)	(0)

Class A	(0)	(0)

Class C	(0)	(0)

Net increase (decrease) resulting from Fund share transactions	553	$5,544

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 91% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

44	PIMCO CLIMATE BOND FUND

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The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Climate Bond Fund	$0	$60	$0	$(357)	$0	$(8)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Climate Bond Fund	$1	$7

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2020	45

Notes to Financial Statements (Cont.)

March 31, 2020

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Climate Bond Fund	$5,467	$57	$(414)	$(357)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to unrealized gain or loss on certain futures, and forward contracts, straddle loss deferrals.

For the fiscal year ended March 31, 2020 the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Climate Bond Fund	$28	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

46	PIMCO CLIMATE BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Climate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Climate Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 10, 2019 (commencement of operations) through March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations, changes in its net assets and the financial highlights for the period December 10, 2019 (commencement of operations) through March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	SOG	Societe Generale Paris
CBK	Citibank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	TWD	Taiwanese Dollar
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Other Abbreviations:
BABs	Build America Bonds	TBA	To-Be-Announced
OAT	Obligations Assimilables du Trésor

48	PIMCO CLIMATE BOND FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Climate Bond Fund	0%	0%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	49

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

50	PIMCO CLIMATE BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	51

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

52	PIMCO CLIMATE BOND FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2020	53

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

54	PIMCO CLIMATE BOND FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

ANNUAL REPORT	MARCH 31, 2020	55

Approval of Investment Advisory Contract and Other Agreements

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO Climate Bond Fund

At a meeting held on November 4-5, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved, for an initial two-year term, the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the PIMCO Climate Bond Fund (the “New Fund”), and Pacific Investment Management Company LLC (“PIMCO”). The Board also considered and unanimously approved, for an initial one-year term, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the New Fund, and PIMCO.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO to the New Fund in connection with the November 4-5, 2019 meeting. The Trustees also considered information they had received from PIMCO in connection with the August 20-21, 2019 meeting at which the Trustees considered the renewal of the Amended and Restated Investment Advisory Contract and the Second Amended and Restated Supervision and Administration Agreement between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed New Fund operations, including memoranda from PIMCO describing the New Fund, a term sheet detailing key features of the New Fund, fee comparisons for the New Fund from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance and fee and expense data, and a memorandum from Dechert describing the Trustees’ responsibilities in approving the Agreements. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to advisory and supervisory and administrative fees and expense ratios of funds with investment objectives and policies similar to those of the New Fund.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics, which included, among other things, comparative fee data prepared at the Board’s request by Broadridge. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the Agreements, but is not intended to summarize all of the factors considered by the Board.

56	PIMCO CLIMATE BOND FUND

(Unaudited)

2. Nature, Extent and Quality of Services

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO and PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. Further, the Board considered PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the New Fund’s investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the New Fund and its shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to other funds in the Trust and has allowed PIMCO to introduce innovative new funds over time.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Agreements are likely to benefit the New Fund and its shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Fund under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust will pay for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO will provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Fund, including but not limited to audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement will continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives available in the market.

The Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Supervision and Administration Agreement are likely to benefit the New Fund and its shareholders.

ANNUAL REPORT	MARCH 31, 2020	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

3. Investment Performance

As the New Fund had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information with respect to the New Fund.

4. Advisory Fee, Supervisory and Administrative Fees and Total Expenses

The Board considered PIMCO’s general pricing philosophy to price funds to scale at the outset with reference to the total expense ratios of the respective median (if available) included in the Lipper report prepared by Broadridge, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the New Fund, it considered a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products and the attractiveness of potential returns to prospective investors in the New Fund.

The Board reviewed the proposed advisory fee, supervisory and administrative fees and estimated total expenses of the New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expense levels of other similar funds. With respect to the advisory fee, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also compared the New Fund’s total expenses to other funds in the Expense Group provided by Broadridge and found the New Fund’s total expenses to be reasonable.

The Board also considered the New Fund’s proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge.

The Board considered the New Fund’s unified fee, under which the New Fund would pay for the supervisory and administrative services it requires for one set fee. The Board considered that the unified supervisory and administrative fee would lead to New Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of fees for the New Fund at a competitive level over the contract period even if the New Fund’s operating costs rise when assets remain flat or decrease. The Board concluded that the New Fund’s proposed supervisory and administrative fee was reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on overall fund expenses that would be beneficial to the New Fund and its shareholders. The Board noted that the New Fund would be covered by an Expense Limitation Agreement that is designed to cap organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and trustee fees.

Based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fee and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Fund, are reasonable and approval of the Agreements would benefit shareholders of the New Fund.

58	PIMCO CLIMATE BOND FUND

(Unaudited)

5. Adviser Costs, Level of Profits and Economies of Scale

As the New Fund had not yet commenced operations at the time the Agreements were considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available.

The Trustees considered that the unified fee provides inherent economies of scale because the New Fund’s unified fee would remain fixed even if the New Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the New Fund’s proposed unified fee, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the New Fund to scale at inception instead of instituting breakpoints, PIMCO is effectively sharing economies of scale with shareholders before it realizes such benefits.

The Board concluded that the New Fund’s proposed cost structure was reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the New Fund’s unified fee structure, by generally pricing the New Fund to scale at inception and reinvesting in its business to provide enhanced and expanded services to the New Fund and its shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Fund and its shareholders. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Fund by PIMCO supported the approval of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements were fair and reasonable to the New Fund and its shareholders, and that the New Fund’s shareholders would receive reasonable value in return for the fees that would be paid to PIMCO by the New Fund under the Agreements and that the approval of the Agreements was in the best interests of the New Fund and its shareholders.

ANNUAL REPORT	MARCH 31, 2020	59

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3028AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO Low Duration Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO LOW DURATION FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (Cont.)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO LOW DURATION FUND

Important Information About the PIMCO Low Duration Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to the Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO Low Duration Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is

6	PIMCO LOW DURATION FUND

$1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	04/27/18	01/03/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO Low Duration Fund (Cont.)

shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

8	PIMCO LOW DURATION FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Low Duration Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	2.86%	1.68%	2.09%	5.29%
PIMCO Low Duration Fund I-2	2.77%	1.59%	1.99%	5.21%
PIMCO Low Duration Fund I-3	2.72%	1.53%	1.94%	5.13%
PIMCO Low Duration Fund Administrative Class	2.61%	1.43%	1.84%	5.03%
PIMCO Low Duration Fund Class A	2.58%	1.36%	1.75%	4.85%
PIMCO Low Duration Fund Class A (adjusted)	0.27%	0.90%	1.52%	4.75%
PIMCO Low Duration Fund Class C	2.21%	1.04%	1.44%	4.39%
PIMCO Low Duration Fund Class C (adjusted)	1.21%	1.04%	1.44%	4.39%
PIMCO Low Duration Fund Class R	2.26%	1.09%	1.49%	4.58%
ICE BofAML 1-3 Year U.S. Treasury Index	5.42%	1.85%	1.43%	4.47%
Lipper Short Investment Grade Debt Funds Average	0.12%	1.21%	1.63%	4.45%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.71% for Institutional Class shares, 0.81% for I-2 shares, 0.91% for I-3 shares, 0.96% for Administrative Class shares, 1.00% for Class A shares, 1.35% for Class C shares and 1.30% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	I-2 - PLDPX	I-3 - PTLNX	Administrative Class - PLDAX
Class A - PTLAX	Class C - PTLCX	Class R - PLDRX

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	32.6%
Corporate Bonds & Notes	21.7%
Short-Term Instruments‡	17.0%
U.S. Treasury Obligations	15.6%
Asset-Backed Securities	5.8%
Non-Agency Mortgage-Backed Securities	4.1%
Sovereign Issues	2.5%
Other	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in Agency mortgage-backed securities, particularly due to the associated carry, contributed to relative performance as total returns for these securities were positive.

»	Overweight exposure to U.S. duration contributed to performance, as rates rallied.

»	Overweight exposure to headline Eurozone duration contributed to performance, as rates rallied.
»	Holdings of Treasury Inflation-Protected Securities detracted from performance, as breakeven rates decreased.

»	Holdings of investment grade corporate credit detracted from performance, as spreads widened.

»	Short exposure to duration in select developed markets including the U.K. and Australia detracted from performance, as rates rallied.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,002.30	$3.65	$1,000.00	$1,021.35	$3.69	0.73%
I-2	1,000.00	1,001.80	4.15	1,000.00	1,020.85	4.19	0.83
I-3	1,000.00	1,001.60	4.40	1,000.00	1,020.60	4.45	0.88
Administrative Class	1,000.00	1,001.00	4.90	1,000.00	1,020.10	4.95	0.98
Class A	1,000.00	1,000.90	5.10	1,000.00	1,019.90	5.15	1.02
Class C	1,000.00	999.10	6.85	1,000.00	1,018.15	6.91	1.37
Class R	1,000.00	999.40	6.60	1,000.00	1,018.40	6.66	1.32

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO LOW DURATION FUND

Benchmark Descriptions

Index*	Benchmark Description

ICE BofAML 1-3 Year U.S. Treasury Index

The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO Low Duration Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2020	$9.76	$0.30	$(0.02)	$0.28	$(0.28)	$0.00	$(0.03)	$(0.31)

03/31/2019	9.80	0.26	(0.04)	0.22	(0.26)	0.00	0.00	(0.26)

03/31/2018	9.85	0.17	(0.06)	0.11	(0.13)	0.00	(0.03)	(0.16)

03/31/2017	9.87	0.21	(0.02)	0.19	(0.17)	0.00	(0.04)	(0.21)

03/31/2016	10.09	0.20	(0.17)	0.03	(0.21)	0.00	(0.04)	(0.25)

I-2

03/31/2020	9.76	0.27	0.00	0.27	(0.27)	0.00	(0.03)	(0.30)

03/31/2019	9.80	0.26	(0.05)	0.21	(0.25)	0.00	0.00	(0.25)

03/31/2018	9.85	0.16	(0.06)	0.10	(0.12)	0.00	(0.03)	(0.15)

03/31/2017	9.87	0.20	(0.02)	0.18	(0.16)	0.00	(0.04)	(0.20)

03/31/2016	10.09	0.19	(0.17)	0.02	(0.20)	0.00	(0.04)	(0.24)

I-3

03/31/2020	9.76	0.28	(0.02)	0.26	(0.26)	0.00	(0.03)	(0.29)

04/27/2018 - 03/31/2019	9.76	0.29	(0.06)	0.23	(0.23)	0.00	0.00	(0.23)

Administrative Class

03/31/2020	9.76	0.28	(0.03)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.24	(0.05)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

03/31/2017	9.87	0.19	(0.03)	0.16	(0.14)	0.00	(0.04)	(0.18)

03/31/2016	10.09	0.18	(0.18)	0.00	(0.18)	0.00	(0.04)	(0.22)

Class A

03/31/2020	9.76	0.27	(0.02)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.23	(0.04)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

03/31/2017	9.87	0.18	(0.03)	0.15	(0.13)	0.00	(0.04)	(0.17)

03/31/2016	10.09	0.17	(0.17)	0.00	(0.18)	0.00	(0.04)	(0.22)

Class C

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

03/31/2019	9.80	0.20	(0.05)	0.15	(0.19)	0.00	0.00	(0.19)

03/31/2018	9.85	0.10	(0.05)	0.05	(0.07)	0.00	(0.03)	(0.10)

03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)

03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)

14	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.73	2.86%	$4,727,361	0.87%		0.87%		0.46%		0.46%		3.04%		269%

9.76	2.24	5,438,980	0.71		0.71		0.46		0.46		2.72		573

9.80	1.11	6,141,399	0.46		0.46		0.46		0.46		1.70		558

9.85	1.93	6,206,986	0.53		0.53		0.46		0.46		2.14		415

9.87	0.31	6,579,406	0.51		0.51		0.46		0.46		2.03		186

9.73	2.77	1,994,991	0.97		0.97		0.56		0.56		2.76		269

9.76	2.13	932,258	0.81		0.81		0.56		0.56		2.69		573

9.80	1.01	638,153	0.56		0.56		0.56		0.56		1.60		558

9.85	1.83	690,627	0.63		0.63		0.56		0.56		2.05		415

9.87	0.21	848,525	0.61		0.61		0.56		0.56		1.95		186

9.73	2.72	26,189	1.02		1.07		0.61		0.66		2.84		269

9.76	2.36	7,060	0.86	*	0.91	*	0.61	*	0.66	*	3.19	*	573

9.73	2.61	47,007	1.12		1.12		0.71		0.71		2.83		269

9.76	1.98	74,637	0.96		0.96		0.71		0.71		2.45		573

9.80	0.86	96,887	0.71		0.71		0.71		0.71		1.45		558

9.85	1.67	122,997	0.78		0.78		0.71		0.71		1.90		415

9.87	0.06	179,319	0.76		0.76		0.71		0.71		1.81		186

9.73	2.58	923,295	1.16		1.16		0.75		0.75		2.74		269

9.76	1.94	1,001,235	1.00		1.00		0.75		0.75		2.41		573

9.80	0.77	1,290,133	0.80	(d)	0.80	(d)	0.80	(d)	0.80	(d)	1.37		558

9.85	1.58	846,122	0.87		0.87		0.80		0.80		1.81		415

9.87	(0.03)	1,087,057	0.85		0.85		0.80		0.80		1.71		186

9.73	2.21	142,962	1.51		1.51		1.10		1.10		2.47		269

9.76	1.59	209,792	1.35		1.35		1.10		1.10		2.06		573

9.80	0.46	275,531	1.10		1.10		1.10		1.10		1.07		558

9.85	1.28	454,562	1.17		1.17		1.10		1.10		1.50		415

9.87	(0.33)	575,727	1.15		1.15		1.10		1.10		1.39		186

ANNUAL REPORT	MARCH 31, 2020	15

Financial Highlights PIMCO Low Duration Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2020	$9.76	$0.24	$(0.02)	$0.22	$(0.22)	$0.00	$(0.03)	$(0.25)

03/31/2019	9.80	0.21	(0.05)	0.16	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.85	0.11	(0.06)	0.05	(0.07)	0.00	(0.03)	(0.10)

03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)

03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective March 1, 2018, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.73	2.26%	$108,983	1.46%	1.46%	1.05%	1.05%	2.40%	269%

9.76	1.64	81,776	1.30	1.30	1.05	1.05	2.19	573

9.80	0.52	69,236	1.05	1.05	1.05	1.05	1.11	558

9.85	1.33	80,013	1.12	1.12	1.05	1.05	1.55	415

9.87	(0.28)	91,703	1.10	1.10	1.05	1.05	1.43	186

ANNUAL REPORT	MARCH 31, 2020	17

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$7,918,788
Investments in Affiliates	1,587,923

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,547
Over the counter	104,400
Cash	3,728
Deposits with counterparty	30,523
Foreign currency, at value	3,311
Receivable for investments sold	3,712
Receivable for TBA investments sold	2,970,427
Receivable for Fund shares sold	9,378
Interest and/or dividends receivable	27,311
Dividends receivable from Affiliates	1,449
Reimbursement receivable from PIMCO	1

Total Assets	12,663,498

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$227,243
Payable for short sales	1,740,263

Financial Derivative Instruments
Exchange-traded or centrally cleared	9,984
Over the counter	38,789
Payable for investments purchased	1,871
Payable for investments in Affiliates purchased	1,449
Payable for TBA investments purchased	2,482,110
Deposits from counterparty	94,802
Payable for Fund shares redeemed	90,960
Distributions payable	1,569
Accrued investment advisory fees	1,703
Accrued supervisory and administrative fees	1,646
Accrued distribution fees	69
Accrued servicing fees	250
Other liabilities	2

Total Liabilities	4,692,710

Net Assets	$7,970,788

Net Assets Consist of:

Paid in capital	$8,407,318
Distributable earnings (accumulated loss)	(436,530)

Net Assets	$7,970,788

Cost of investments in securities	$7,888,724
Cost of investments in Affiliates	$1,605,983
Cost of foreign currency held	$3,564
Proceeds received on short sales	$1,727,961
Cost or premiums of financial derivative instruments, net	$2,160

* Includes repurchase agreements of:	$3,270

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$4,727,361
I-2	1,994,991
I-3	26,189
Administrative Class	47,007
Class A	923,295
Class C	142,962
Class R	108,983

Shares Issued and Outstanding:

Institutional Class	485,676
I-2	204,960
I-3	2,690
Administrative Class	4,829
Class A	94,857
Class C	14,688
Class R	11,196

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.73
I-2	9.73
I-3	9.73
Administrative Class	9.73
Class A	9.73
Class C	9.73
Class R	9.73

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	19

Statement of Operations PIMCO Low Duration Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$285,215
Dividends from Investments in Affiliates	21,885
Total Income	307,100

Expenses:

Investment advisory fees	19,823
Supervisory and administrative fees	18,680
Distribution and/or servicing fees - Administrative Class	176
Distribution fees - Class C	516
Distribution fees - Class R	252
Servicing fees - Class A	2,469
Servicing fees - Class C	430
Servicing fees - Class R	252
Trustee fees	46
Interest expense	31,861
Miscellaneous expense	1
Total Expenses	74,506
Waiver and/or Reimbursement by PIMCO	(4)
Net Expenses	74,502

Net Investment Income (Loss)	232,598

Net Realized Gain (Loss):

Investments in securities	(45,194)
Investments in Affiliates	(1,710)
Exchange-traded or centrally cleared financial derivative instruments	(13,693)
Over the counter financial derivative instruments	(15,079)
Foreign currency	(1,926)

Net Realized Gain (Loss)	(77,602)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(65,505)
Investments in Affiliates	(14,605)
Exchange-traded or centrally cleared financial derivative instruments	83,342
Over the counter financial derivative instruments	62,977
Foreign currency assets and liabilities	(5,079)

Net Change in Unrealized Appreciation (Depreciation)	61,130

Net Increase (Decrease) in Net Assets Resulting from Operations	$216,126

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$232,598	$222,097
Net realized gain (loss)	(77,602)	(23,468)
Net change in unrealized appreciation (depreciation)	61,130	(23,630)

Net Increase (Decrease) in Net Assets Resulting from Operations	216,126	174,999

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(148,276)	(158,640)
I-2	(36,184)	(20,274)
I-3	(198)	(85	)(a)
Administrative Class	(1,834)	(1,897)
Class A	(25,105)	(25,629)
Class C	(3,875)	(4,682)
Class R	(2,228)	(1,495)

Tax basis return of capital
Institutional Class	(16,303)	0
I-2	(4,311)	0
I-3	(23)	0	(a)
Administrative Class	(220)	0
Class A	(3,088)	0
Class C	(537)	0
Class R	(315)	0

Total Distributions(b)	(242,497)	(212,702)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	251,421	(727,898)

Total Increase (Decrease) in Net Assets	225,050	(765,601)

Net Assets:

Beginning of year	7,745,738	8,511,339
End of year	$7,970,788	$7,745,738

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	21

Statement of Cash Flows PIMCO Low Duration Fund

Year Ended March 31, 2020 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$216,126

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(24,091,939)
Proceeds from sales of long-term securities	25,617,461
(Purchases) Proceeds from sales of short-term portfolio investments, net	(761,039)
(Increase) decrease in deposits with counterparty	50,209
(Increase) decrease in receivable for investments sold	(773,376)
(Increase) decrease in interest and/or dividends receivable	17,407
(Increase) decrease in dividends receivable from Affiliates	215
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	76,980
Proceeds from (Payments on) over the counter financial derivative instruments	(14,699)
Increase (decrease) in payable for investments purchased	(781,465)
Increase (decrease) in deposits from counterparty	76,621
Increase (decrease) in accrued investment advisory fees	32
Increase (decrease) in accrued supervisory and administrative fees	106
Increase (decrease) in accrued distribution fees	(18)
Increase (decrease) in accrued servicing fees	(26)
Proceeds from (Payments on) short sales transactions, net	1,371,935
Proceeds from (Payments on) foreign currency transactions	(2,383)
Increase (decrease) in other liabilities	(182)
Net Realized (Gain) Loss
Investments in securities	45,194
Investments in Affiliates	1,710
Exchange-traded or centrally cleared financial derivative instruments	13,693
Over the counter financial derivative instruments	15,079
Foreign currency	1,926
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	65,505
Investments in Affiliates	14,605
Exchange-traded or centrally cleared financial derivative instruments	(83,342)
Over the counter financial derivative instruments	(62,977)
Foreign currency assets and liabilities	5,079
Net amortization (accretion) on investments	(3,359)
Net Cash Provided by (Used for) Operating Activities	1,015,078

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	4,333,037
Payments on shares redeemed	(4,236,299)
Increase (decrease) in overdraft due to custodian	(22,142)
Cash distributions paid*	(19,220)
Proceeds from reverse repurchase agreements	19,197,439
Payments on reverse repurchase agreements	(20,271,354)
Proceeds from sale-buyback transactions	998,999
Payments on sale-buyback transactions	(998,999)
Net Cash Received from (Used for) Financing Activities	(1,018,539)

Net Increase (Decrease) in Cash and Foreign Currency	(3,461)

Cash and Foreign Currency:

Beginning of year	10,500
End of year	$7,039
* Reinvestment of distributions	$223,431

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$35,023

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO LOW DURATION FUND	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

MASTR Alternative Loan Trust
4.500% due 11/25/2021	$4	$4

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~	30,100	30,070
2.721% (LIBOR03M + 0.800%) due 12/21/2020 «~	27,000	26,973

Toyota Motor Credit Corp.
2.205% (LIBOR03M + 0.830%) due 03/29/2021 «~	7,800	7,597

Total Loan Participations and Assignments (Cost $64,704)		64,644

CORPORATE BONDS & NOTES 25.9%

BANKING & FINANCE 14.2%

AerCap Ireland Capital DAC
4.450% due 12/16/2021	16,800	14,987
4.500% due 05/15/2021	4,650	4,267
4.625% due 10/30/2020	1,056	1,024
5.000% due 10/01/2021	3,532	3,171

AIG Global Funding
1.676% (US0003M + 0.460%) due 06/25/2021 ~	5,500	5,450

Air Lease Corp.
3.375% due 06/01/2021	7,800	7,019

Aircastle Ltd.
5.125% due 03/15/2021	600	596

Ally Financial, Inc.
4.250% due 04/15/2021	100	98
7.500% due 09/15/2020	1,700	1,727

Ambac LSNI LLC
6.450% due 02/12/2023 •	939	899

American Express Co.
2.341% (US0003M + 0.600%) due 11/05/2021 ~	21,600	21,267
3.700% due 11/05/2021	21,600	22,292

American Honda Finance Corp.
2.142% (US0003M + 0.450%) due 02/15/2022 ~	7,000	6,727

American Tower Corp.
2.800% due 06/01/2020	49,110	48,726
3.450% due 09/15/2021	7,600	7,645

Aviation Capital Group LLC
2.440% (US0003M + 0.670%) due 07/30/2021 ~	500	473
2.530% (US0003M + 0.950%) due 06/01/2021 ~	21,400	20,436

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
2.104% (US0003M + 0.790%) due 03/05/2024 ~		$11,600	$10,870
3.239% (US0003M + 1.420%) due 04/19/2021 ~		11,900	11,785

Barclays Bank PLC
10.179% due 06/12/2021		1,900	2,020

Barclays PLC
3.122% (US0003M + 1.430%) due 02/15/2023 ~		28,700	27,031
3.200% due 08/10/2021		1,700	1,684
3.844% (US0003M + 2.110%) due 08/10/2021 ~		18,900	18,259

BBVA USA
1.498% (US0003M + 0.730%) due 06/11/2021 ~		21,250	20,624

Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~		21,300	20,948

CIT Group, Inc.
4.125% due 03/09/2021		500	495

Citigroup, Inc.
2.484% (US0003M + 0.690%) due 10/27/2022 ~		25,000	23,652
2.700% due 10/27/2022		2,600	2,620
2.754% (US0003M + 0.960%) due 04/25/2022 ~		900	881

Cooperatieve Rabobank UA
2.224% (US0003M + 0.430%) due 04/26/2021 ~		500	478

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		700	713
4.109% (US0003M + 2.290%) due 04/16/2021 ~		15,600	15,611

Crown Castle International Corp.
2.250% due 09/01/2021		3,100	3,059

Danske Bank A/S
5.000% due 01/12/2022		20,100	20,595

DBS Bank Ltd.
3.300% due 11/27/2021		25,900	26,815

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	13,500	14,746
3.041% (US0003M + 1.290%) due 02/04/2021 ~		$21,600	20,782
3.150% due 01/22/2021		300	293
4.250% due 10/14/2021		9,300	8,854
5.000% due 02/14/2022		20,100	19,838

Discover Bank
2.450% due 09/12/2024		1,600	1,536

Equitable Holdings, Inc.
3.900% due 04/20/2023		3,955	3,946

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FCE Bank PLC
1.114% due 05/13/2020	EUR	500	$546
1.875% due 06/24/2021		1,300	1,326

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$800	760
3.087% due 01/09/2023		4,000	3,620
3.336% due 03/18/2021		5,500	5,280
3.470% due 04/05/2021		1,000	965
3.813% due 10/12/2021		5,820	5,587
4.250% due 09/20/2022		11,882	11,195
4.424% (US0003M + 2.550%) due 01/07/2021 ~		24,500	23,279
5.085% due 01/07/2021		6,700	6,470
5.750% due 02/01/2021		8,000	7,800

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		400	398

General Motors Financial Co., Inc.
2.277% (US0003M + 0.540%) due 11/06/2020 ~		1,400	1,332
2.450% due 11/06/2020		1,400	1,359
2.728% (US0003M + 0.850%) due 04/09/2021 ~		1,200	1,080
2.837% (US0003M + 1.100%) due 11/06/2021 ~		500	459
3.200% due 07/13/2020		3,900	3,889
3.388% (US0003M + 1.550%) due 01/14/2022 ~		2,100	1,743
3.700% due 11/24/2020		400	396

Goldman Sachs Group, Inc.
1.941% (US0003M + 1.200%) due 09/15/2020 ~		6,105	6,101
2.433% (US0003M + 0.750%) due 02/23/2023 ~		7,000	6,717
2.862% (US0003M + 1.170%) due 05/15/2026 ~		200	184
3.154% (US0003M + 1.360%) due 04/23/2021 ~		19,600	19,483
3.213% (US0003M + 1.600%) due 11/29/2023 ~		18,500	18,086

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		20,400	19,985

International Lease Finance Corp.
4.625% due 04/15/2021		2,200	2,032

Jackson National Life Global Funding
2.131% (US0003M + 0.300%) due 10/15/2020 ~		21,200	21,057

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		6,300	6,147
2.696% (US0003M + 0.890%) due 07/23/2024 ~		13,000	11,738

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Bank PLC
2.232% (US0003M + 0.490%) due 05/07/2021 ~		$11,900	$11,212

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		2,100	2,050
2.858% due 03/17/2023 •		1,900	1,875

LoanCore Capital Markets LLC
6.875% due 06/01/2020		1,600	1,519

Logicor Financing SARL
1.500% due 11/14/2022	EUR	21,800	24,237

Macquarie Bank Ltd.
2.915% (US0003M + 1.120%) due 07/29/2020 ~		$56,200	56,328

Mitsubishi UFJ Financial Group, Inc.
2.320% (US0003M + 0.740%) due 03/02/2023 ~		43,400	41,276
2.950% due 03/01/2021		574	574

Mizuho Financial Group, Inc.
2.104% (US0003M + 0.790%) due 03/05/2023 ~		21,300	19,883
2.250% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	28,800	17,657

Morgan Stanley
2.954% (US0003M + 1.220%) due 05/08/2024 ~		$5,800	5,564
3.201% (US0003M + 1.400%) due 10/24/2023 ~		1,500	1,457

National Australia Bank Ltd.
3.625% due 06/20/2023		2,300	2,345

Nissan Motor Acceptance Corp.
1.825% (US0003M + 0.630%) due 09/21/2021 ~		1,100	1,070
1.900% due 09/14/2021		1,100	1,040

Oversea-Chinese Banking Corp. Ltd.
2.142% (US0003M + 0.450%) due 05/17/2021 ~		15,000	14,933

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		1,830	1,735
5.250% due 08/15/2022		5,100	4,615

PNC Bank N.A.
2.252% (US0003M + 0.450%) due 07/22/2022 ~		10,000	9,698

Santander Holdings USA, Inc.
3.244% due 10/05/2026		3,100	2,774

Santander UK Group Holdings PLC
2.875% due 08/05/2021		800	788

Santander UK PLC
2.200% (US0003M + 0.620%) due 06/01/2021 ~		14,550	13,574
2.352% (US0003M + 0.660%) due 11/15/2021 ~		31,300	30,415

24	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Skandinaviska Enskilda Banken AB
2.122% (US0003M + 0.430%) due 05/17/2021 ~	$20,950	$20,268

SL Green Operating Partnership LP
2.672% (US0003M + 0.980%) due 08/16/2021 ~	7,600	7,398

Springleaf Finance Corp.
6.125% due 05/15/2022	12,075	12,343
7.750% due 10/01/2021	200	201
8.250% due 12/15/2020	900	906

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~	4,400	4,276
2.744% due 09/10/2022 •	3,600	3,565
2.969% (US0003M + 1.150%) due 01/20/2023 ~	20,200	19,517

Svenska Handelsbanken AB
2.153% (US0003M + 0.470%) due 05/24/2021 ~	21,100	20,551

Synchrony Bank
3.650% due 05/24/2021	20,200	19,956

UBS Group AG
2.650% due 02/01/2022	3,300	3,298
3.618% due 04/14/2021 •	26,600	26,054

UniCredit SpA
5.738% (US0003M + 3.900%) due 01/14/2022 ~	21,250	19,998
7.830% due 12/04/2023	45,200	48,329

Wells Fargo & Co.
2.594% (US0003M + 1.340%) due 03/04/2021 ~	13,149	13,110
2.625% due 07/22/2022	6,400	6,483
2.661% (US0003M + 0.930%) due 02/11/2022 ~	2,300	2,256

Wells Fargo Bank N.A.
2.312% (US0003M + 0.510%) due 10/22/2021 ~	4,500	4,334
3.625% due 10/22/2021	1,500	1,542

		1,134,957

INDUSTRIALS 9.2%

AbbVie, Inc.
2.150% due 11/19/2021	29,100	29,004
2.153% (US0003M + 0.460%) due 11/19/2021 ~	4,600	4,448
2.300% due 11/21/2022	21,100	21,110
3.375% due 11/14/2021	24,480	24,973

Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~	2,300	2,131
1.846% (US0003M + 0.630%) due 06/25/2021 ~	21,900	21,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 06/25/2021	$1,600	$1,604

BMW Finance NV
2.250% due 08/12/2022	17,400	16,671

Boston Scientific Corp.
3.375% due 05/15/2022	4,100	4,233

Bristol-Myers Squibb Co.
2.875% due 02/19/2021	1,500	1,530

Broadcom Corp.
3.000% due 01/15/2022	2,500	2,479

Broadcom, Inc.
3.125% due 04/15/2021	19,700	19,464

Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~	15,200	14,718

Charter Communications Operating LLC
3.579% due 07/23/2020	20,800	20,737
4.464% due 07/23/2022	2,200	2,275

Cigna Corp.
2.721% (US0003M + 0.890%) due 07/15/2023 ~	2,100	1,954
3.400% due 09/17/2021	500	508

Conagra Brands, Inc.
2.378% (US0003M + 0.500%) due 10/09/2020 ~	10,900	10,757
3.800% due 10/22/2021	15,036	15,166

Constellation Brands, Inc.
2.392% (US0003M + 0.700%) due 11/15/2021 ~	17,800	16,783

Continental Airlines Pass-Through Trust
6.250% due 10/11/2021	341	341

CVS Health Corp.
2.125% due 06/01/2021	1,500	1,497
2.800% due 07/20/2020	400	400

D.R. Horton, Inc.
2.550% due 12/01/2020	1,600	1,578

Daimler Finance North America LLC
2.141% (US0003M + 0.390%) due 05/04/2020 ~	21,200	21,116
2.143% (US0003M + 0.430%) due 02/12/2021 ~	6,000	5,785
2.301% (US0003M + 0.550%) due 05/04/2021 ~	21,300	20,479
2.563% (US0003M + 0.880%) due 02/22/2022 ~	13,000	12,264
3.875% due 09/15/2021	4,800	4,725

Dell International LLC
4.420% due 06/15/2021	5,700	5,763

Delta Air Lines, Inc.
3.400% due 04/19/2021	1,000	911

eBay, Inc.
2.600% due 07/15/2022	3,000	3,011
2.875% due 08/01/2021	2,700	2,677

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EMC Corp.
2.650% due 06/01/2020		$480	$479

Enbridge, Inc.
2.195% (US0003M + 0.500%) due 02/18/2022 ~		4,500	4,184

Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~		400	390

FedEx Corp.
3.400% due 01/14/2022		4,500	4,529

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~		20,600	20,199

General Electric Co.
0.375% due 05/17/2022	EUR	500	529
5.550% due 05/04/2020		$2,000	2,005

General Mills, Inc.
6.610% due 10/15/2022		15,000	15,073

Hasbro, Inc.
2.600% due 11/19/2022		2,200	2,173

Heathrow Funding Ltd.
4.875% due 07/15/2023		300	317

Hyundai Capital America
1.689% due 09/18/2020 •		21,100	20,991

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		5,000	5,037

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		22,000	22,274

Komatsu Finance America, Inc.
2.118% due 09/11/2020		880	879

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~		2,200	2,081
3.375% due 06/15/2021		16,500	16,536

L3Harris Technologies, Inc.
2.250% (US0003M + 0.480%) due 04/30/2020 ~		20,500	20,472

Marathon Oil Corp.
2.800% due 11/01/2022		2,400	1,839

Marriott International, Inc.
2.180% (US0003M + 0.600%) due 12/01/2020 ~		21,500	20,123

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		11,300	11,122

Microchip Technology, Inc.
3.922% due 06/01/2021		400	390

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,000	996

Moody’s Corp.
3.250% due 06/07/2021		4,450	4,453

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mylan NV
3.150% due 06/15/2021		$2,300	$2,280
3.750% due 12/15/2020		580	577

NXP BV
4.125% due 06/01/2021		1,300	1,313
4.625% due 06/15/2022		8,200	8,489

Occidental Petroleum Corp.
2.600% due 08/13/2021		400	320
2.684% (US0003M + 0.950%) due 02/08/2021 ~		1,500	1,189
2.700% due 08/15/2022		1,000	713
3.142% (US0003M + 1.450%) due 08/15/2022 ~		8,200	5,498

Origin Energy Finance Ltd.
5.450% due 10/14/2021		9,721	10,070

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		6,095	6,165

PayPal Holdings, Inc.
2.200% due 09/26/2022		8,200	8,171

Penske Truck Leasing Co. LP
3.200% due 07/15/2020		8,310	8,269
3.650% due 07/29/2021		1,800	1,823

Pernod Ricard S.A.
5.750% due 04/07/2021		7,765	7,992

QUALCOMM, Inc.
3.000% due 05/20/2022		19,100	19,510

Reynolds American, Inc.
3.250% due 06/12/2020		4,700	4,686

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		9,000	8,857

Saudi Arabian Oil Co.
2.750% due 04/16/2022		3,600	3,529

Spirit AeroSystems, Inc.
1.541% (US0003M + 0.800%) due 06/15/2021 ~		1,400	1,333

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		300	300

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		1,100	1,097

Syngenta Finance NV
3.698% due 04/24/2020		3,800	3,793

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		13,600	13,785

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	3,804	4,124

Time Warner Cable LLC
4.000% due 09/01/2021		$1,100	1,103

Toyota Motor Corp.
2.157% due 07/02/2022		15,500	15,425

Tyson Foods, Inc.
2.146% (US0003M + 0.450%) due 08/21/2020 ~		5,100	5,073

26	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viterra, Inc.
5.950% due 08/01/2020		$3,600	$3,623

Volkswagen Group of America Finance LLC
2.064% (US0003M + 0.860%) due 09/24/2021 ~		300	275
2.653% (US0003M + 0.940%) due 11/12/2021 ~		25,800	25,255
3.875% due 11/13/2020		25,800	25,720
4.000% due 11/12/2021		27,000	26,725

Volkswagen International Finance NV
1.139% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	3,000	3,132

Wabtec Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~		$2,700	2,621

Woodside Finance Ltd.
4.600% due 05/10/2021		7,700	7,650

ZF North America Capital, Inc.
4.000% due 04/29/2020		3,200	3,184

Zimmer Biomet Holdings, Inc.
1.802% (US0003M + 0.750%) due 03/19/2021 ~		4,900	4,841

			737,876

SPECIALTY FINANCE 0.5%

CIMIC Group Ltd.
0.000% due 05/05/2020 (d)(f)		30,000	29,920
0.000% due 06/24/2020 (d)(f)		7,295	7,240

			37,160

UTILITIES 2.0%

Ameren Corp.
2.700% due 11/15/2020		2,600	2,593

American Electric Power Co., Inc.
3.650% due 12/01/2021		8,000	8,103

AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~		25,600	24,862
2.781% (US0003M + 0.950%) due 07/15/2021 ~		7,000	6,880
4.000% due 01/15/2022		2,100	2,184

BG Energy Capital PLC
4.000% due 10/15/2021		2,692	2,704

Duke Energy Florida LLC
1.897% (US0003M + 0.250%) due 11/26/2021 ~		6,300	6,074

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		500	511

Enel Finance International NV
2.650% due 09/10/2024		18,600	17,792
2.875% due 05/25/2022		6,164	5,967

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Entergy Arkansas LLC
3.750% due 02/15/2021	$1,800	$1,814

Exelon Corp.
5.150% due 12/01/2020	2,300	2,323

National Rural Utilities Cooperative Finance Corp.
1.750% (US0003M + 0.375%) due 06/30/2021 ~	400	394

NextEra Energy Capital Holdings, Inc.
2.399% (US0003M + 0.720%) due 02/25/2022 ~	20,400	19,843
3.342% due 09/01/2020	10,000	10,011

Pennsylvania Electric Co.
5.200% due 04/01/2020	1,800	1,800

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	21,100	20,796
2.331% (US0003M + 0.500%) due 01/15/2021 ~	8,800	8,337

Telstra Corp. Ltd.
3.125% due 04/07/2025	1,000	1,072

Verizon Communications, Inc.
1.741% (US0003M + 1.000%) due 03/16/2022 ~	13,200	12,567

		156,627

Total Corporate Bonds & Notes (Cost $2,114,841)		2,066,620

U.S. GOVERNMENT AGENCIES 38.9%

Fannie Mae
1.000% due 01/25/2043	1,337	1,295
1.067% due 06/25/2034 •	114	113
1.197% due 01/25/2037 •	6	5
1.247% due 03/25/2037 •	728	720
1.297% due 03/25/2037 - 03/25/2044 •	555	551
1.307% due 03/25/2037 •	40	40
1.327% due 07/25/2037 •	968	959
1.347% due 06/25/2032 - 10/25/2040 •	1,926	1,907
1.397% due 12/25/2040 •	19	19
1.417% due 07/25/2037 •	11	11
1.447% due 08/25/2037 - 06/25/2039 •	4,925	4,934
1.597% due 12/25/2037 •	1,444	1,438
1.617% due 03/25/2038 •	40	40
1.687% due 12/25/2036 •	447	444
1.697% due 03/25/2038 - 01/25/2040 •	687	690
1.797% due 02/25/2040 •	695	703
2.500% due 05/25/2028 (a)	9,400	518
3.070% due 03/01/2035 •	98	99
3.253% due 07/01/2042 - 07/01/2044 •	372	366

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.280% due 03/01/2035 •	$1,107	$1,120
3.303% due 09/01/2041 •	34	33
3.407% due 01/01/2035 •	862	864
3.453% due 10/01/2030 - 11/01/2039 •	388	381
3.475% due 11/01/2034 •	118	119
3.544% due 10/01/2034 •	277	281
3.574% due 07/01/2035 •	166	167
3.819% due 12/01/2033 •	72	72
3.873% due 04/01/2034 •	166	168
3.945% due 09/01/2035 •	581	587
4.030% due 10/01/2035 •	844	863
4.037% due 11/01/2035 •	8	8
4.070% due 03/01/2024 •	36	36
4.085% due 01/01/2024 •	15	16
4.146% due 12/01/2036 •	16	17
4.176% due 09/01/2035 •	12	12
4.190% due 08/01/2035 •	889	897
4.214% due 10/01/2024 •	45	46
4.229% due 07/01/2035 •	820	826
4.250% due 05/25/2033	349	373
4.301% due 02/01/2028 •	28	29
4.394% due 05/01/2035 •	190	193
4.424% due 08/01/2029 •	169	170
4.427% due 08/01/2035 •	228	231
4.470% due 11/01/2027 •	6	6
4.495% due 01/01/2028 •	4	4
4.500% due 05/01/2035 •	486	491
4.518% due 02/01/2028 •	1	1
4.526% due 09/01/2032 •	189	191
4.624% due 04/01/2024 •	11	11
4.633% due 06/01/2035 •	185	187
4.800% due 03/01/2035 •	58	59
4.921% due 06/01/2035 •	72	73
5.000% due 04/25/2033	2,960	3,368
5.020% due 09/01/2034 •	9	9
5.103% due 10/25/2042 •(a)	26,491	5,110
5.203% due 11/25/2042 •(a)	38,132	5,463
5.262% due 12/25/2042 ~	992	1,093
5.500% due 08/25/2034	848	966
5.703% due 01/25/2042 •(a)	2,573	464
6.218% due 01/25/2043 •	5,019	6,149
6.500% due 07/25/2023 - 09/01/2033	1,515	1,794
7.000% due 04/01/2034	15	18
8.000% due 11/25/2023	2	2
9.000% due 03/25/2021 - 04/25/2021	3	3

Federal Housing Administration
7.430% due 09/01/2023 - 10/01/2023	8	8

Freddie Mac
1.035% due 02/15/2037 •	41	41
1.045% due 02/15/2037 •	47	46
1.077% due 08/25/2031 •	829	826
1.087% due 09/25/2031 •	1,429	1,416

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.105% due 05/15/2037 •	$13	$13
1.155% due 11/15/2030 - 12/15/2031 •	39	38
1.225% due 05/15/2036 •	16	15
1.255% due 01/15/2042 •	32	32
1.555% due 12/15/2039 •	1	1
1.560% due 01/15/2038 •	3,354	3,400
2.000% due 11/15/2026	30,933	31,562
3.000% due 03/15/2027 - 05/15/2027 (a)	15,914	963
3.000% due 03/15/2041	2,130	2,204
3.154% due 05/15/2040 (a)	7,107	7,615
3.366% due 07/25/2044 •	2,179	2,291
3.500% due 02/01/2047 - 06/01/2047	20,392	21,816
3.873% due 04/01/2035 •	345	348
3.937% due 10/01/2035 •	638	644
3.990% due 11/01/2023 •	3	3
3.997% due 01/01/2024 •	3	3
4.000% due 01/15/2024 (a)	105	6
4.000% due 08/01/2048 - 09/01/2048	240,714	257,376
4.007% due 08/15/2032 ~	11	11
4.085% due 12/01/2022 •	6	6
4.104% due 10/01/2027 •	7	7
4.117% due 10/01/2023 •	12	12
4.166% due 04/01/2035 •	336	339
4.199% due 02/01/2037 •	13	14
4.207% due 03/01/2035 •	165	167
4.235% due 06/01/2024 •	3	3
4.236% due 03/01/2035 •	214	216
4.243% due 09/01/2023 •	2	2
4.411% due 07/01/2035 •	8	8
4.569% due 08/01/2035 •	1,055	1,067
4.600% due 04/01/2035 •	177	179
4.738% due 03/01/2035 •	97	98
4.771% due 07/01/2027 •	6	6
4.829% due 05/01/2037 •	13	13
5.245% due 08/15/2043 •(a)	46,808	8,830
5.500% due 07/15/2034	550	626
5.765% due 07/15/2036 •(a)	1,574	310
6.000% due 12/15/2028 - 07/15/2029	30	34
6.445% due 08/15/2036 •(a)	4,497	949
6.500% due 02/01/2022 - 07/25/2043	10,474	12,854
7.000% due 01/01/2030 - 04/01/2032	9	11
7.500% due 07/15/2030	55	67
8.000% due 04/15/2021 - 12/01/2024	11	12
8.500% due 07/01/2024 - 11/01/2025	58	62
8.553% due 08/15/2044 •	14,869	18,890
9.000% due 12/15/2020 - 08/01/2022	1	1

28	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
2.262% due 03/20/2065 •	$10,013	$9,844
2.462% due 05/20/2066 •	3,773	3,739
2.562% due 04/20/2066 •	5,179	5,152
3.125% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2025 ~	320	327
3.125% due 11/20/2026 - 12/20/2027 •	73	73
3.250% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2026 ~	340	347
3.250% due 07/20/2027 - 07/20/2034 •	181	187
3.875% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~	164	168
3.875% due 04/20/2027 - 05/20/2030 •	102	104
4.000% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2026 ~	195	199
4.000% due 01/20/2027 - 02/20/2032 •	1,248	1,282
4.500% due 06/20/2048 - 02/20/2049	110,114	117,491
5.000% due 02/20/2041 (a)	83	3
5.000% due 01/20/2049 - 07/20/2049	210,256	225,059

Ginnie Mae, TBA
4.000% due 05/01/2050	48,900	52,001
4.500% due 04/01/2050 - 05/01/2050	104,600	111,048
5.000% due 04/01/2050 - 05/01/2050	100,605	106,987

Uniform Mortgage-Backed Security
3.500% due 04/01/2045 - 12/01/2047	344,947	370,161
4.000% due 10/01/2047 - 11/01/2048	616,874	659,834
4.500% due 05/01/2023 - 11/01/2048	12,685	13,765
5.000% due 08/01/2025 - 08/01/2040	936	1,016
5.500% due 06/01/2021 - 01/01/2030	4,987	5,466
6.000% due 01/01/2021 - 01/01/2039	6,301	6,976
6.500% due 07/01/2034 - 03/01/2038	577	671
8.000% due 04/01/2030 - 11/01/2031	363	440
8.500% due 04/01/2025	22	24
9.500% due 07/01/2025 - 11/01/2025	32	36

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	216,000	223,490
4.000% due 04/01/2050	643,183	686,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/01/2035 - 05/01/2050	$48,950	$52,683
5.500% due 04/01/2050 - 05/01/2050	8,000	8,761

Vendee Mortgage Trust
6.500% due 05/15/2029	6,677	7,723

Total U.S. Government Agencies (Cost $2,995,877)		3,095,126

U.S. TREASURY OBLIGATIONS 18.6%

U.S. Treasury Bonds
2.500% due 02/15/2045 (l)	46,900	58,587

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (j)(l)	340,035	335,227
0.125% due 01/15/2023 (j)	152,871	151,012
0.250% due 07/15/2029 (l)	63,629	66,148
0.375% due 07/15/2023	239,521	240,987
0.500% due 04/15/2024 (j)(l)	9,358	9,496
0.625% due 04/15/2023 (j)(l)	457,952	461,483
0.875% due 01/15/2029 (j)(l)	120,643	131,228
1.000% due 02/15/2049 (l)	21,731	27,055

Total U.S. Treasury Obligations (Cost $1,463,761)		1,481,223

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.9%

ABN Amro Mortgage Corp.
5.500% due 01/25/2034	75	72

American Home Mortgage Assets Trust
1.487% due 11/25/2035 •	727	671

American Home Mortgage Investment Trust
3.533% due 02/25/2045 •	9,124	8,854

Banc of America Alternative Loan Trust
5.500% due 10/25/2033	5,060	5,034

Banc of America Funding Trust
1.013% due 05/20/2035 •	1,043	1,004
4.365% due 02/20/2036 ~	607	524
4.411% due 05/25/2035 ~	135	128
5.500% due 09/25/2035	679	680

Banc of America Mortgage Trust
3.676% due 02/25/2035 ~	137	124
4.096% due 09/25/2035 ^~	2,380	1,960
5.213% due 05/25/2033 ~	17	16
6.500% due 10/25/2031	335	348

BCAP LLC Trust
2.127% due 05/26/2035 •	473	457
2.893% due 11/26/2046 •	1,552	1,527

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	11	10
3.588% due 03/25/2035 ~	1	1
3.724% due 01/25/2035 ~	461	415
3.755% due 02/25/2033 ~	101	81
4.002% due 02/25/2033 ~	44	39

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.016% due 04/25/2033 ~		$374	$361
4.066% due 08/25/2033 ~		110	102
4.103% due 01/25/2034 ~		10	10
4.246% due 08/25/2035 ^~		9,802	8,575
4.317% due 10/25/2036 ^~		415	383
4.351% due 08/25/2035 ^~		1,412	1,167
4.375% due 01/25/2035 ~		3	2
4.774% due 08/25/2033 ~		366	339

Bear Stearns ALT-A Trust
3.568% due 04/25/2035 ~		3,194	2,916
3.882% due 05/25/2035 ~		529	479
3.958% due 09/25/2035 ^~		1,566	1,166
4.154% due 09/25/2034 ~		386	365

Bear Stearns Structured Products, Inc. Trust
3.726% due 01/26/2036 ^~		3,253	2,623

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.227% due 01/25/2035 •		365	337

Citigroup Mortgage Loan Trust
3.958% due 03/25/2036 ^~		3,260	2,871
4.023% due 03/25/2034 ~		392	366

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •		21	20

Countrywide Alternative Loan Trust
1.347% due 06/25/2036 ^•		495	214

Countrywide Home Loan Mortgage Pass-Through Trust
3.793% due 02/20/2036 ^•		7,170	6,163

Credit Suisse First Boston Mortgage Securities Corp.
2.383% due 03/25/2032 ~		421	355
5.219% due 06/25/2032 ~		42	38

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.266% due 10/25/2033 ~		50	45

Credit Suisse Mortgage Capital Trust
4.232% due 07/25/2050		52,344	51,045

EMF-NL Prime BV
0.457% due 04/17/2041 •	EUR	3,000	2,582

Eurosail PLC
0.666% due 03/13/2045 •	GBP	806	971
0.694% due 12/10/2044 •		265	322
1.456% (BP0003M + 0.950%) due 06/13/2045 ~		5,976	7,089

First Horizon Alternative Mortgage Securities Trust
3.534% due 09/25/2034 ~		$86	79
3.565% due 09/25/2035 ^~		299	262

Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	716	756
1.019% due 06/18/2039 •		$7,720	7,226

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		26,000	25,903

GS Mortgage Securities Trust
1.942% due 11/10/2045 ~(a)		10,402	428

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
4.098% due 09/25/2035 ~		$397	$376
4.398% due 09/25/2035 ~		3,815	3,736
4.507% due 09/25/2035 ~		47	44
4.578% due 07/25/2035 ~		762	536
6.000% due 03/25/2032		37	38

HarborView Mortgage Loan Trust
4.293% due 07/19/2035 ^~		2,334	1,998

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	68,859	84,159

IndyMac Mortgage Loan Trust
1.157% due 05/25/2046 •		$1,716	1,431

JPMorgan Chase Commercial Mortgage Securities Trust
1.570% due 05/15/2045 ~(a)		26,309	669

JPMorgan Mortgage Trust
3.635% due 04/25/2037 ^~		342	261
4.193% due 08/25/2035 ^~		2,516	2,313
4.688% due 07/25/2035 ~		122	110

MASTR Adjustable Rate Mortgages Trust
4.684% due 11/21/2034 ~		102	97

Morgan Stanley Mortgage Loan Trust
1.207% due 04/25/2035 •		2,980	2,780
1.267% due 01/25/2035 •		437	379
3.797% due 08/25/2034 ~		274	238
5.500% due 11/25/2035		1,884	1,849

MortgageIT Trust
1.587% due 02/25/2035 •		428	396

Newgate Funding PLC
0.111% due 12/15/2050 •	EUR	1,465	1,452

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.227% due 12/25/2035 •		$3,758	3,230

Pepper Residential Securities Trust
1.696% due 08/13/2057 •	AUD	2,240	1,378

Prime Mortgage Trust
1.347% due 02/25/2034 •		$407	374

Structured Adjustable Rate Mortgage Loan Trust
3.872% due 02/25/2034 ~		34	31

Structured Asset Mortgage Investments Trust
1.207% due 03/25/2037 •		72	41
1.227% due 02/25/2036 ^•		2,000	1,692
1.410% due 09/19/2032 •		654	599
6.112% due 06/25/2029 ~		58	52

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.004% due 06/25/2033 ~		37	35

SunTrust Adjustable Rate Mortgage Loan Trust
4.521% due 01/25/2037 ^~		1,287	1,093

Thornburg Mortgage Securities Trust
3.631% due 12/25/2045 ^•		3,607	3,211
4.292% due 10/25/2045 •		7,981	7,021

30	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	50,996	$62,033

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		39,616	47,799

WaMu Mortgage Pass-Through Certificates Trust
1.237% due 10/25/2045 •		$61	56
1.687% due 11/25/2034 •		2,759	2,481
2.966% due 08/25/2046 •		52	46
3.366% due 06/25/2042 •		475	402
3.695% due 01/25/2036 ~		156	142
6.000% due 06/25/2034		915	938

Washington Mutual Mortgage Pass-Through Certificates Trust
3.850% due 02/25/2033 ~		19	17

Wells Fargo Commercial Mortgage Trust
1.753% due 10/15/2045 ~(a)		76,690	2,684

Wells Fargo-RBS Commercial Mortgage Trust
1.306% due 03/15/2044 ~(a)		94,615	952

Total Non-Agency Mortgage-Backed Securities (Cost $417,113)			386,674

ASSET-BACKED SECURITIES 6.9%

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.397% due 10/25/2035 •		4,290	4,183

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.447% due 09/25/2035 •		5,315	5,242

Asset-Backed Securities Corp. Home Equity Loan Trust
1.225% due 06/15/2031 •		4	3

Bear Stearns Asset-Backed Securities Trust
1.947% due 10/25/2037 •		4,978	4,869
1.947% due 11/25/2042 •		351	334
2.747% due 03/25/2043 •		1,293	1,270

Cent CLO Ltd.
2.901% due 10/15/2026 •		21,600	21,182

Centex Home Equity Loan Trust
1.567% due 09/25/2034 •		1,600	1,445

Chesapeake Funding LLC
1.075% due 08/15/2030 •		11,067	10,862
3.230% due 08/15/2030		9,459	9,486

Countrywide Asset-Backed Certificates
1.367% due 01/25/2045 •		6,983	6,795

Countrywide Asset-Backed Certificates Trust, Inc.
1.667% due 07/25/2034 •		1,972	1,884

Countrywide Asset-Backed Certificates, Inc.
1.697% due 03/25/2034 •		1,218	1,194

Crown Point CLO Ltd.
2.776% due 07/17/2028 •		13,000	12,500

Dryden Senior Loan Fund
2.731% due 10/15/2027 •		22,882	21,937

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Edsouth Indenture LLC
2.777% due 09/25/2040 •	$6,322	$6,240

Enterprise Fleet Financing LLC
3.380% due 05/20/2024	16,403	16,426

EquiFirst Mortgage Loan Trust
1.427% due 01/25/2034 •	269	246

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •	21,800	21,181

Evergreen Credit Card Trust
1.900% due 09/15/2024	23,600	23,339

Figueroa CLO Ltd.
2.731% due 01/15/2027 •	9,560	9,534

First Franklin Mortgage Loan Asset-Backed Certificates
1.772% due 05/25/2034 •	1,826	1,707

First Franklin Mortgage Loan Trust
1.622% due 06/25/2036 •	791	774

First NLC Trust
1.652% due 12/25/2035 •	1,917	1,858

Ford Credit Auto Owner Trust
2.440% due 01/15/2027	8,400	8,327

Fremont Home Loan Trust
1.007% due 01/25/2037 •	215	99

Gallatin CLO Ltd.
2.869% due 01/21/2028 •	21,500	20,968

GMF Floorplan Owner Revolving Trust
3.130% due 03/15/2023	22,300	22,300

Gracechurch Card Funding PLC
1.105% due 07/15/2022 •	20,500	20,454

GSAMP Trust
1.017% due 12/25/2036 •	1,714	859
1.817% due 11/25/2034 •	2,459	2,274

Hertz Fleet Lease Funding LP
1.363% due 05/10/2032 •	12,304	12,222

Home Equity Asset Trust
1.227% due 08/25/2036 •	14,747	14,071

HSI Asset Securitization Corp. Trust
0.997% due 10/25/2036 •	37	17

M360 Advisors LLC
4.395% due 07/24/2028	5,699	5,643

Massachusetts Educational Financing Authority
2.744% due 04/25/2038 •	2,396	2,379

Merrill Lynch Mortgage Investors Trust
1.257% due 08/25/2036 •	61	62

Mid-State Trust
4.864% due 07/15/2038	197	196

MMAF Equipment Finance LLC
2.920% due 07/12/2021	2,597	2,598

Morgan Stanley ABS Capital, Inc. Trust
1.652% due 12/25/2034 •	555	447

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley IXIS Real Estate Capital Trust
0.997% due 11/25/2036 •		$16	$7

Navient Private Education Loan Trust
1.055% due 12/15/2059 •		1,205	1,203

New Century Home Equity Loan Trust
1.277% due 02/25/2036 •		6,140	5,961
1.667% due 03/25/2035 •		2,002	1,628

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.437% due 05/25/2035 •		1,974	1,916

NovaStar Mortgage Funding Trust
1.267% due 05/25/2036 •		4,279	4,063

Option One Mortgage Loan Trust
1.682% due 08/25/2035 •		2,116	2,078

Oscar U.S. Funding Trust LLC
1.333% due 08/10/2021 •		2,958	2,958
3.150% due 08/10/2021		2,263	2,267

Palmer Square CLO Ltd.
2.542% due 08/15/2026 •		12,342	12,024

Palmer Square Loan Funding Ltd.
2.592% due 11/15/2026 •		14,841	14,497

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.787% due 01/25/2036 •		49	49

Penarth Master Issuer PLC
1.062% due 09/18/2022 •		13,600	13,461

RAAC Trust
1.427% due 03/25/2037 •		1,246	1,238
1.647% due 03/25/2034 •		147	140

Renaissance Home Equity Loan Trust
1.647% due 08/25/2032 •		40	33

Residential Asset Securities Corp. Trust
1.622% due 09/25/2035 •		570	570
1.742% due 01/25/2035 •		408	398
1.772% due 07/25/2034 •		1,400	1,280

Saxon Asset Securities Trust
1.267% due 09/25/2047 •		2,350	2,318
2.413% due 03/25/2035 ^•		1,285	1,198

Securitized Asset-Backed Receivables LLC Trust
1.007% due 12/25/2036 ^•		3,233	874
1.077% due 05/25/2037 ^•		599	456

Securitized Term Auto Receivables Trust
3.060% due 02/25/2021		1,004	1,004

SLC Student Loan Trust
0.841% due 09/15/2026 •		6,021	6,010
0.851% due 03/15/2027 •		8,598	8,469

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	108	117
0.061% due 12/15/2033 •		979	1,003
1.884% due 10/25/2024 •		$1,271	1,271
1.884% due 01/26/2026 •		5,109	5,003
1.914% due 01/25/2027 •		3,842	3,769

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.944% due 10/25/2029 •		$19,330	$18,644

Sound Point CLO Ltd.
2.709% due 01/20/2028 •		19,700	19,158

Soundview Home Loan Trust
1.007% due 11/25/2036 •		1,316	464

South Carolina Student Loan Corp.
2.580% due 09/03/2024 •		1,503	1,495

Structured Asset Investment Loan Trust
1.652% due 03/25/2034 •		4,077	3,674
1.667% due 02/25/2035 •		2,060	2,038
1.847% due 09/25/2034 •		136	123
1.922% due 10/25/2033 •		1,752	1,717

Structured Asset Securities Corp.
1.607% due 02/25/2035 •		811	789

Structured Asset Securities Corp. Mortgage Loan Trust
1.622% due 11/25/2035 •		1,937	1,935

TICP CLO Ltd.
2.659% due 04/20/2028 •		25,600	24,961

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		14,235	14,046
2.900% due 10/25/2059 ~		5,690	5,574

TPG Real Estate Finance
1.950% due 10/15/2034 •		15,200	14,195

Upstart Securitization Trust
2.684% due 01/21/2030		19,754	19,653

WhiteHorse Ltd.
2.766% due 04/17/2027 •		8,289	8,206

Zais CLO Ltd.
2.981% due 04/15/2028 •		21,200	20,666

Total Asset-Backed Securities (Cost $558,412)			552,008

SOVEREIGN ISSUES 3.1%

Italy Buoni Poliennali Del Tesoro
1.750% due 07/01/2024 (h)	EUR	197,100	225,676

Provincia de Buenos Aires
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	28,931	170

Qatar Government International Bond
2.375% due 06/02/2021		$6,500	6,490
3.875% due 04/23/2023		9,100	9,385

Total Sovereign Issues (Cost $242,602)			241,721

32	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2020

		SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (b)		11,443	$0

Total Common Stocks (Cost $607)			0

CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(b)		428,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
1.704% (US0003M + 0.500%) due 09/24/2020 ~		$25,000	24,984

REPURCHASE AGREEMENTS (g) 0.0%
			3,270

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	7,741	71

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.536% due 04/14/2020 - 06/18/2020 (c)(d)(l)	$2,447	$2,447

Total Short-Term Instruments (Cost $30,807)		30,772

Total Investments in Securities (Cost $7,888,724)		7,918,788

	SHARES
INVESTMENTS IN AFFILIATES 19.9%

SHORT-TERM INSTRUMENTS 19.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.9%

PIMCO Short Asset Portfolio	62,688,886	608,646

PIMCO Short-Term Floating NAV Portfolio III	99,712,542	979,277

Total Short-Term Instruments (Cost $1,605,983)		1,587,923

Total Investments in Affiliates (Cost $1,605,983)		1,587,923

Total Investments 119.3% (Cost $9,494,707)		$9,506,711

Financial Derivative Instruments (i)(k) 0.7% (Cost or Premiums, net $2,160)		58,174

Other Assets and Liabilities, net (20.0)%		(1,594,097)

Net Assets 100.0%		$7,970,788

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	05/05/2020	01/31/2020	$29,901	$29,920	0.38%
CIMIC Group Ltd.	0.000	06/24/2020	02/26/2020	7,235	7,240	0.09

				$37,136	$37,160	0.47%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$3,270	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(3,339)	$3,270	$3,270

Total Repurchase Agreements						$(3,339)	$3,270	$3,270

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	(0.420)%	02/27/2020	05/27/2020	EUR	(96,080)	$(105,925)
	(0.270)	03/24/2020	05/27/2020		(55,418)	(61,116)
JML	(0.100)	03/24/2020	05/27/2020		(54,586)	(60,202)

Total Reverse Repurchase Agreements						$(227,243)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (21.8)%
Uniform Mortgage-Backed Security, TBA	3.500%	04/01/2050	$7,900	$(8,155)	$(8,358)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2050	831,420	(877,519)	(887,783)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	790,763	(842,287)	(844,122)

Total Short Sales (21.8)%				$(1,727,961)	$(1,740,263)

34	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$0	$(167,041)	$0	$(167,041)	$165,971	$(1,070)
FICC	3,270	0	0	3,270	(3,339)	(69)
JML	0	(60,202)	0	(60,202)	60,217	15

Total Borrowings and Other Financing Transactions	$3,270	$(227,243)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(227,243)	$0	$(227,243)

Total Borrowings	$0	$0	$(227,243)	$0	$(227,243)

Payable for reverse repurchase agreements					$(227,243)

(h)	Securities with an aggregate market value of $225,676 and cash of $1,552 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(1,419,374) at a weighted average interest rate of 2.158%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	$147.500	05/22/2020	53	$53	$0	$6
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	200.000	05/22/2020	1,656	1,656	1,605	26

Total Purchased Options					$1,605	$32

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2020	6,485	$840,544	$(17,194)	$0	$(6,361)
Euro-Bund 10-Year Bond June Futures	06/2020	1,266	240,871	(1,201)	1,452	(1,522)
U.S. Treasury 2-Year Note June Futures	06/2020	13,405	2,954,232	44,725	0	(419)
U.S. Treasury 5-Year Note June Futures	06/2020	8,205	1,028,574	38,164	0	(385)

				$64,494	$1,452	$(8,687)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	12/2020	204	$(56,481)	$123	$6	$(3)
3-Month Euribor September Futures	09/2020	204	(56,473)	143	3	0
Euro-Bobl June Futures	06/2020	603	(89,921)	482	199	(219)
U.S. Treasury 10-Year Note June Futures	06/2020	3,245	(450,041)	(18,435)	456	0

				$(17,687)	$664	$(222)

Total Futures Contracts				$46,807	$2,116	$(8,909)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	1.362%	$16,400	$(426)	$388	$(38)	$0	$(9)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	30,500	$378	$(1,064)	$(686)	$0	$(49)
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	165,200	0	1,086	1,086	10	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		68,100	0	450	450	4	0
Pay(5)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		42,700	188	297	485	0	(1)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	71,200	741	(2,229)	(1,488)	0	(96)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	52,710,000	1,840	1,120	2,960	56	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		18,040,000	(1,124)	(2,358)	(3,482)	0	(67)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		4,840,000	(68)	(1,414)	(1,482)	0	(36)
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		1,755,000	0	(232)	(232)	57	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		1,755,000	0	(220)	(220)	57	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		15,070,000	(809)	(15,088)	(15,897)	0	(501)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		1,480,000	(46)	(3,114)	(3,160)	0	(94)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020	MXN	3,510,700	(46)	2,541	2,495	111	0
Pay	28-Day MXN-TIIE	8.750	Lunar	11/06/2020		3,309,900	0	2,365	2,365	104	0

36	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	8.720%	Lunar	11/13/2020	MXN	2,383,300	$271	$(2,094)	$(1,823)	$0	$(77)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		3,371,000	35	(2,641)	(2,606)	0	(116)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		789,100	0	(716)	(716)	0	(29)

							$1,360	$(23,311)	$(21,951)	$399	$(1,066)

Total Swap Agreements							$934	$(22,923)	$(21,989)	$399	$(1,075)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$32	$2,116	$399	$2,547	$0	$(8,909)	$(1,075)	$(9,984)

(j)

Securities with an aggregate market value of $53,483 and cash of $29,862 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2020		TRY	1,636	$		249	$2	$0
	04/2020	$		80,660		GBP	62,556	0	(2,959)
	05/2020		EUR	51,177	$		57,399	863	0
	05/2020		JPY	348,900			3,342	90	0
	05/2020	$		193,631		EUR	177,915	2,954	(37)
	06/2020		KRW	292,561	$		247	6	0
BPS	04/2020		BRL	470,711			112,998	22,409	0
	04/2020		CAD	1,147			859	44	0
	04/2020		MXN	846,399			43,949	8,372	0
	04/2020	$		90,544		BRL	470,711	45	0
	05/2020		NOK	1,400	$		151	17	0
	05/2020	$		5,478		JPY	598,000	101	(6)
	06/2020		INR	15,057	$		208	12	0
	07/2020	$		46,288		BRL	240,814	0	(198)
BRC	04/2020		GBP	62,556	$		76,484	0	(1,216)
	05/2020		SEK	3,235			337	9	0
	05/2020	$		11,877		EUR	10,717	0	(38)
	05/2020			76,535		GBP	62,556	1,221	0
BSH	04/2020		BRL	614,400	$		118,183	0	(59)
	04/2020	$		123,579		BRL	614,400	0	(5,336)
	07/2020		BRL	549,000	$		130,968	25,892	0
	07/2020	$		40,742		BRL	205,619	0	(1,388)
CBK	04/2020		BRL	248,328	$		59,623	11,831	0
	04/2020		CAD	1,483			1,113	59	0
	04/2020		MXN	17,752			781	34	0
	04/2020	$		47,767		BRL	248,328	24	0
	05/2020		EUR	135,640	$		148,146	0	(1,700)
	05/2020		GBP	113,080			145,589	5,161	(151)
	05/2020		JPY	7,344,400			67,108	79	(1,407)
	05/2020	$		9,411		GBP	7,531	139	(187)
	05/2020			164,993		JPY	18,041,100	3,119	0
DUB	04/2020		BRL	31,918	$		7,021	878	0
	04/2020	$		6,140		BRL	31,918	3	0
	05/2020			1,021			5,242	0	(14)
GLM	04/2020		RUB	244	$		3	0	0
	04/2020	$		19,593		AUD	32,161	190	0
	04/2020			1,170		CAD	1,647	1	0
	04/2020			92		RUB	5,714	0	(19)
	05/2020		AUD	32,161	$		19,596	0	(190)
	05/2020		EUR	6,381			7,004	0	(45)
	05/2020		GBP	3,305			3,857	0	(251)
	05/2020	$		1,599		EUR	1,476	31	0
	05/2020			90,513		GBP	73,816	1,253	0
	05/2020			3		RUB	244	0	0
HUS	04/2020		BRL	88,084	$		19,639	2,687	0
	04/2020	$		16,943		BRL	88,084	8	0
	04/2020			43,731		MXN	860,626	0	(7,556)
	05/2020		GBP	23,471	$		30,138	959	0
	05/2020	$		89,300		EUR	80,208	472	(1,164)
	05/2020			3,323		GBP	2,648	3	(34)
	05/2020			2,687		JPY	289,100	7	0
	06/2020			350		CNH	2,450	0	(5)
JPM	04/2020		BRL	16,450	$		3,551	385	0
	04/2020	$		3,164		BRL	16,450	2	0

38	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2020		GBP	163,668	$		212,660	$9,190	$0
	05/2020	$		1,712		JPY	179,200	0	(43)
	07/2020			19,859		BRL	102,567	0	(228)
MYI	04/2020		AUD	32,161	$		21,156	1,374	0
	04/2020		BRL	348,572			67,050	0	(34)
	04/2020	$		73,636		BRL	348,572	0	(6,553)
	04/2020			562		DKK	3,795	0	(1)
	05/2020		EUR	124,749	$		136,936	0	(878)
	06/2020		THB	57,166			1,833	90	0
RBC	05/2020	$		3,061		JPY	326,000	0	(23)
SSB	04/2020		BRL	107,481	$		24,452	3,767	0
	05/2020		GBP	10,755			13,987	617	0
UAG	04/2020		RUB	256			3	0	0
	04/2020	$		3		RUB	256	0	0
	05/2020		JPY	11,850,300	$		106,959	0	(3,465)

Total Forward Foreign Currency Contracts								$104,400	$(35,185)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYI	Call - OTC USD versus RUB	RUB	71.020	05/07/2020	37,500	$(379)	$(3,604)

Total Written Options						$(379)	$(3,604)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$3,915	$0	$0	$3,915	$(2,996)	$0	$0	$(2,996)	$919	$(750)	$169
BPS	31,000	0	0	31,000	(204)	0	0	(204)	30,796	(31,001)	(205)
BRC	1,230	0	0	1,230	(1,254)	0	0	(1,254)	(24)	0	(24)
BSH	25,892	0	0	25,892	(6,783)	0	0	(6,783)	19,109	(19,855)	(746)
CBK	20,446	0	0	20,446	(3,445)	0	0	(3,445)	17,001	(15,934)	1,067
DUB	881	0	0	881	(14)	0	0	(14)	867	1,556	2,423
GLM	1,475	0	0	1,475	(505)	0	0	(505)	970	(793)	177
HUS	4,136	0	0	4,136	(8,759)	0	0	(8,759)	(4,623)	5,529	906
JPM	9,577	0	0	9,577	(271)	0	0	(271)	9,306	(9,843)	(537)
MYI	1,464	0	0	1,464	(7,466)	(3,604)	0	(11,070)	(9,606)	10,008	402
RBC	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
SSB	4,384	0	0	4,384	0	0	0	0	4,384	(4,340)	44
UAG	0	0	0	0	(3,465)	0	0	(3,465)	(3,465)	3,277	(188)

Total Over the Counter	$104,400	$0	$0	$104,400	$(35,185)	$(3,604)	$0	$(38,789)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(l)

Securities with an aggregate market value of $21,370 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$32	$32
Futures	0	0	0	0	2,116	2,116
Swap Agreements	0	0	0	0	399	399

	$0	$0	$0	$0	$2,547	$2,547

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$104,400	$0	$104,400

	$0	$0	$0	$104,400	$2,547	$106,947

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8,909	$8,909
Swap Agreements	0	9	0	0	1,066	1,075

	$0	$9	$0	$0	$9,975	$9,984

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,185	$0	$35,185
Written Options	0	0	0	3,604	0	3,604

	$0	$0	$0	$38,789	$0	$38,789

	$0	$9	$0	$38,789	$9,975	$48,773

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,457	$1,457
Written Options	0	0	0	0	725	725
Futures	0	0	0	0	22,823	22,823
Swap Agreements	0	624	0	0	(39,322)	(38,698)

	$0	$624	$0	$0	$(14,317)	$(13,693)

40	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(19,313)	$0	$(19,313)
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	0	0	4,235	0	4,235

	$0	$0	$0	$(15,078)	$(1)	$(15,079)

	$0	$624	$0	$(15,078)	$(14,318)	$(28,772)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,547)	$(1,547)
Written Options	0	0	0	0	(229)	(229)
Futures	0	0	0	0	77,165	77,165
Swap Agreements	0	(531)	0	0	8,484	7,953

	$0	$(531)	$0	$0	$83,873	$83,342

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$66,201	$0	$66,201
Written Options	0	0	0	(3,224)	0	(3,224)

	$0	$0	$0	$62,977	$0	$62,977

	$0	$(531)	$0	$62,977	$83,873	$146,319

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4	$64,640	$64,644
Corporate Bonds & Notes
Banking & Finance	0	1,134,957	0	1,134,957
Industrials	0	737,876	0	737,876
Specialty Finance	0	37,160	0	37,160
Utilities	0	156,627	0	156,627
U.S. Government Agencies	0	3,095,126	0	3,095,126
U.S. Treasury Obligations	0	1,481,223	0	1,481,223
Non-Agency Mortgage-Backed Securities	0	386,674	0	386,674
Asset-Backed Securities	0	552,008	0	552,008
Sovereign Issues	0	241,721	0	241,721
Short-Term Instruments
Certificates of Deposit	0	24,984	0	24,984
Repurchase Agreements	0	3,270	0	3,270
Argentina Treasury Bills	0	71	0	71
U.S. Treasury Bills	0	2,447	0	2,447

	$0	$7,854,148	$64,640	$7,918,788

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,587,923	$0	$0	$1,587,923

Total Investments	$1,587,923	$7,854,148	$64,640	$9,506,711

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,740,263)	$0	$(1,740,263)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,116	431	0	2,547
Over the counter	0	104,400	0	104,400

	$2,116	$104,831	$0	$106,947

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8,909)	(1,075)	0	(9,984)
Over the counter	0	(38,789)	0	(38,789)

	$(8,909)	$(39,864)	$0	$(48,773)

Total Financial Derivative Instruments	$(6,793)	$64,967	$0	$58,174

Totals	$1,581,130	$6,178,852	$64,640	$7,824,622

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

42	PIMCO LOW DURATION FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2020	43

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

44	PIMCO LOW DURATION FUND

March 31, 2020

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on

ANNUAL REPORT	MARCH 31, 2020	45

Notes to Financial Statements (Cont.)

a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may

46	PIMCO LOW DURATION FUND

March 31, 2020

permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective

ANNUAL REPORT	MARCH 31, 2020	47

Notes to Financial Statements (Cont.)

determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

48	PIMCO LOW DURATION FUND

March 31, 2020

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

ANNUAL REPORT	MARCH 31, 2020	49

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the

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Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$607,161	$16,512	$0	$0	$(15,027)	$608,646	$16,512	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$193	$8,237,972	$(7,257,600)	$(1,710)	$422	$979,277	$5,373	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Notes to Financial Statements (Cont.)

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or

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guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have

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Notes to Financial Statements (Cont.)

otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25%

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of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to

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Notes to Financial Statements (Cont.)

market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

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(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids,

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together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

ANNUAL REPORT	MARCH 31, 2020	61

Notes to Financial Statements (Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate

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perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets   Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely

ANNUAL REPORT	MARCH 31, 2020	65

Notes to Financial Statements (Cont.)

transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and

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termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.25%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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Notes to Financial Statements (Cont.)

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative

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Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to

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Notes to Financial Statements (Cont.)

Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$65,690	$214,112

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$23,222,645	$22,532,978	$842,097	$1,850,648

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	252,612	$2,476,061	318,226		$3,096,608

I-2	142,870	1,401,092	60,940		592,916

I-3	2,735	26,539	1,185	(a)	11,535	(a)

Administrative Class	3,192	31,320	2,796		27,193

Class A	29,870	293,004	15,602		151,794

Class C	2,598	25,445	2,884		28,017

Class R	7,537	73,914	4,442		43,175

Issued as reinvestment of distributions

Institutional Class	15,506	152,118	15,280		148,698

I-2	3,762	36,910	1,814		17,653

I-3	23	221	9	(a)	85	(a)

Administrative Class	209	2,052	195		1,896

Class A	2,670	26,196	2,426		23,607

Class C	346	3,397	373		3,634

Class R	259	2,537	153		1,489

Cost of shares redeemed

Institutional Class	(339,769)	$(3,328,049)	(402,936)		$(3,919,879)

I-2	(37,200)	(364,214)	(32,352)		(314,681)

I-3	(791)	(7,724)	(471	)(a)	(4,582	)(a)

Administrative Class	(6,220)	(60,998)	(5,231)		(50,894)

Class A	(40,279)	(393,955)	(47,084)		(458,111)

Class C	(9,754)	(95,660)	(9,878)		(96,135)

Class R	(4,980)	(48,785)	(3,281)		(31,916)

Net increase (decrease) resulting from Fund share transactions	25,196	$251,421	(74,908)		$(727,898)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2020	71

Notes to Financial Statements (Cont.)

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Low Duration Fund	$0	$0	$(42,254)	$(1,569)	$(376,797)	$0	$(15,910)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Lehman securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Low Duration Fund	$192,538	$184,259

†	A zero balance may reflect actual amounts rounding to less than one thousand.

72	PIMCO LOW DURATION FUND

March 31, 2020

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Low Duration Fund	$7,894,463	$339,908	$(377,462)	$(37,554)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Lehman securities, unrealized gain or loss on certain futures, options, and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Low Duration Fund	$217,700	$0	$24,797	$212,702	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2020	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Low Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Low Duration Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related statements of operations and cash flows for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

74	PIMCO LOW DURATION FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish New Lira
INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BTP	Buoni del Tesoro Poliennali	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
EURIBOR	Euro Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2020	75

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Low Duration Fund	0%	0%	$207,729	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

76	PIMCO LOW DURATION FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2020	77

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

78	PIMCO LOW DURATION FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2020	79

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

80	PIMCO LOW DURATION FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	81

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

82	PIMCO LOW DURATION FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3014AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

Municipal Value Funds

PIMCO Gurtin California Municipal Intermediate Value Fund

PIMCO Gurtin California Municipal Opportunistic Value Fund

PIMCO Gurtin National Municipal Intermediate Value Fund

PIMCO Gurtin National Municipal Opportunistic Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates

2	MUNICIPAL VALUE FUNDS

at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

The municipal (or “muni”) market posted positive returns over 10 of the first 11 months of the reporting period. As was the case with the taxable U.S. bond market, munis were supported by falling interest rates. However, a portion of the muni market’s gains were given back in March 2020. We believe this was due to heightened investor risk aversion due to the coronavirus, concerns about market liquidity and municipal finances. All told, the Bloomberg Barclays Municipal Bond Index returned 3.85% for the 12 months ended March 31, 2020.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	MUNICIPAL VALUE FUNDS

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Funds or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to the Funds.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects Institutional Class performance. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class shares is $250,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Funds (Cont.)

performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share class along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Diversification Status
PIMCO Gurtin California Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin California Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin National Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin National Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to

6	MUNICIPAL VALUE FUNDS

portfolio securities of each Fund is, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 will be, available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

ANNUAL REPORT	MARCH 31, 2020	7

PIMCO Gurtin California Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2020

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020•

	1 Year	Fund Inception (12/07/15)
PIMCO Gurtin California Municipal Intermediate Value Fund Institutional Class	2.80%	2.55%
Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Indexª	2.80%	2.24%
85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index	3.08%	2.69%
Lipper California Intermediate Municipal Debt Funds Average	1.95%	2.05%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund. The inception date of the Gurtin California Municipal Intermediate Value Fund was December 7, 2015. Information presented from December 7 , 2015 to March 15, 2019 is that of the Gurtin California Municipal Intermediate Value Fund.

♦Average cumulative total return since 11/30/2015

ª Prior to July 01, 2019, the fund’s primary benchmark was the 85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	MUNICIPAL VALUE FUNDS

Institutional Class - GCMVX

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes
Ad Valorem Property Tax	26.8%
Lease (Abatement)	24.9%
Special Tax	13.2%
Port, Airport & Marina Revenue	7.1%
Tax Increment/Allocation Revenue	5.4%
Tobacco Settlement Funded	5.2%
Health, Hospital & Nursing Home Revenue	3.3%
Lease (Appropriation)	2.8%
General Fund	2.6%
Sewer Revenue	1.7%
College & University Revenue	1.5%
Other	2.3%
Short-Term Instruments	3.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin California Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to duration positioning contributed to performance, as muni yields declined during the period.

»	Security selection within the revenue segment contributed to performance, as the Fund’s exposure outperformed the broad municipal market.

»	Overweight exposure to the special tax sector contributed to performance, as the special tax sector outperformed the general municipal market.
»	Security selection within the transportation sector detracted from performance, as the Fund’s exposure outperformed the broad municipal market.

»	Underweight exposure to the water and sewer sector detracted from performance, as the water and sewer sector outperformed the general municipal market.

»	Security selection within the electric utility sector detracted from performance, as the Fund’s exposure outperformed the broad municipal market.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Gurtin California Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2020

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020•

	1 Year	5 Years	Fund Inception (05/03/10)
PIMCO Gurtin California Municipal Opportunistic Value Fund Institutional Class	2.73%	2.53%	4.17%
Bloomberg Barclays California Municipal Bond Indexª	4.21%	3.19%	4.44%
ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index	4.04%	3.36%	4.74%
Lipper California Intermediate Municipal Debt Funds Average	1.95%	2.00%	2.95%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund. The inception date of the Gurtin California Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin California Municipal Opportunistic Value Fund.

♦ Average cumulative total return since 4/30/2010

ª Prior to July 01, 2019, the fund’s primary benchmark was the ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.63%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	MUNICIPAL VALUE FUNDS

Institutional Class - GCMFX

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes
Ad Valorem Property Tax	25.3%
Port, Airport & Marina Revenue	18.8%
Health, Hospital & Nursing Home Revenue	12.5%
Lease (Abatement)	8.4%
Tobacco Settlement Funded	7.4%
Electric Power & Light Revenue	5.4%
Water Revenue	5.3%
Sewer Revenue	4.1%
Sales Tax Revenue	2.5%
College & University Revenue	2.0%
Lease (Non-Terminable)	1.7%
Other	2.2%
Short-Term Instruments	4.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin California Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to revenue bonds contributed to performance, as the revenue bond sector underperformed the general municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the healthcare sector outperformed the general municipal market.

»	Security selection within the lease-backed sector contributed to performance, as the Fund’s exposure outperformed the broad municipal market.
»	Underweight exposure to duration detracted from performance, as muni yields declined during the period.

»	Underweight exposure to the water and sewer sector detracted from performance, as the water and sewer sector outperformed the general municipal market.

»	Security selection within the power sector detracted from performance, as the Fund’s exposure outperformed the broad municipal market.

ANNUAL REPORT	MARCH 31, 2020	11

PIMCO Gurtin National Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2020

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020•

	1 Year	Fund Inception (12/01/15)
PIMCO Gurtin National Municipal Intermediate Value Fund Institutional Class	3.90%	2.72%
Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Indexª	2.77%	2.36%
85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index	3.08%	2.67%
Lipper Intermediate Municipal Debt Funds Average	2.13%	2.23%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund. The inception date of the Gurtin National Municipal Intermediate Value Fund was December 1, 2015. Information presented from December 1, 2015 to March 15, 2019 is that of the Gurtin National Municipal Intermediate Value Fund.

♦ Average cumulative total return since 11/30/2015

ª Prior to July 01, 2019, the fund’s primary benchmark was the 85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	MUNICIPAL VALUE FUNDS

Institutional Class - GNMVX

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes
Ad Valorem Property Tax	51.4%
Lease (Renewal)	7.4%
College & University Revenue	6.8%
Lease Revenue	6.1%
Fuel Sales Tax Revenue	5.2%
Health, Hospital & Nursing Home Revenue	3.8%
Appropriations	3.6%
Lease (Appropriation)	2.7%
Port, Airport & Marina Revenue	2.6%
Sales Tax Revenue	2.5%
Miscellaneous Revenue	2.1%
Highway Revenue Tolls	2.1%
Other	2.5%
Short-Term Instruments	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin National Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight duration positioning contributed to performance, as municipal yields declined over the period.

»	Overweight exposure to the general obligation sector contributed to performance, as the general obligation sector outperformed the general municipal market.

»	Overweight exposure to the education sector contributed to performance, as the education sector outperformed the general municipal market.

»	Underweight exposure to the water and sewer sector detracted from performance, as the water and sewer sector outperformed the general municipal market.

»	Underweight exposure to the electric utility sector detracted from performance, as the electric utility sector outperformed the general municipal market.

»	Underweight exposure to the special tax sector detracted from performance, as the special tax sector outperformed the general municipal market.

ANNUAL REPORT	MARCH 31, 2020	13

PIMCO Gurtin National Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2020

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020•

	1 Year	5 Years	Fund Inception (05/03/10)
PIMCO Gurtin National Municipal Opportunistic Value Fund Institutional Class	3.88%	2.94%	4.25%
Bloomberg Barclays Municipal Bond Indexª	3.85%	3.19%	4.05%
ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index	4.04%	3.36%	4.74%
Lipper General & Insured Municipal Debt Funds Average	2.49%	2.69%	3.82%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. The inception date of the Gurtin National Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin National Municipal Opportunistic Value Fund.

♦Average cumulative total return since 04/30/2010

ª Prior to July 01, 2019, the fund’s primary benchmark was the ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.63%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	MUNICIPAL VALUE FUNDS

Institutional Class - GNMFX

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes
Ad Valorem Property Tax	17.6%
Port, Airport & Marina Revenue	16.3%
Health, Hospital & Nursing Home Revenue	11.1%
College & University Revenue	11.0%
Highway Revenue Tolls	10.4%
Fuel Sales Tax Revenue	9.9%
Transit Revenue	3.4%
Water Revenue	2.9%
Sales Tax Revenue	2.4%
Lease (Abatement)	2.2%
Lease Revenue	2.1%
Miscellaneous Taxes	1.7%
Local or Guaranteed Housing	1.5%
Electric Power & Light Revenue	1.2%
Lease (Appropriation)	1.2%
Sewer Revenue	1.1%
Other	1.5%
Short-Term Instruments	2.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin National Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the healthcare sector contributed to performance, as the healthcare sector outperformed the general municipal market.

»	Overweight exposure to the education sector contributed to performance, as the education sector outperformed the general municipal market.

»	Underweight exposure to the lease-backed sector contributed to performance, as the lease backed sector underperformed the general municipal market.

»	Underweight duration positioning detracted from performance, as municipal yields decreased across the curve.

»	Underweight exposure to the general obligation sector detracted from performance, as the general obligation sector outperformed the general municipal market.

»	Overweight exposure to the transportation sector detracted from performance, as the transportation sector underperformed the general municipal market.

ANNUAL REPORT	MARCH 31, 2020	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

16	MUNICIPAL VALUE FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Gurtin California Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$997.50	$1.95	$1,000.00	$1,023.05	$1.97	0.39%
PIMCO Gurtin California Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,003.40	$3.01	$1,000.00	$1,022.00	$3.03	0.60%
PIMCO Gurtin National Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,006.70	$1.96	$1,000.00	$1,023.05	$1.97	0.39%
PIMCO Gurtin National Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,005.80	$3.01	$1,000.00	$1,022.00	$3.03	0.60%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 7, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2020	17

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Index	The Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Index is a component of the Bloomberg Barclays California Municipal Bond Index, a subset of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The Bloomberg Barclays Municipal Bond Index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays California Municipal Bond Index	The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Index	Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Index is the 1-10 Year Blend (1-12) component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index	ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index measures the performance of municipal securities with a remaining term to final maturity greater than or equal to seven years and less than twelve years.

18	MUNICIPAL VALUE FUNDS

Index*	Benchmark Description

ICE BofAML Municipal Blended 85% Index	85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index is a blend of 85% of the ICE BofA Merrill Lynch 3-15 Year US Municipal Securities Index, a subset of the ICE BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to three years and less than fifteen years, and 15% of the ICE BofA Merrill Lynch 1-3 Year US Municipal Securities Index, a subset of the ICE BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period(a)

PIMCO Gurtin California Municipal Intermediate Value Fund

Institutional Class

3/31/2020	$10.32	$0.18	$0.11	$0.29	$(0.18)	$0.00	$(0.18)		$10.43

10/1/2018 - 03/31/2019(d)(e)	9.97	0.09	0.35	0.44	(0.09)	(0.00)	(0.09	)(g)	10.32

9/30/2018	10.16	0.16	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)		9.97

9/30/2017	10.26	0.15	(0.10)	0.05	(0.15)	(0.00)	(0.15)		10.16

12/07/2015(f) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

PIMCO Gurtin California Municipal Opportunistic Value Fund

Institutional Class

3/31/2020	$10.16	$0.26	$0.02	$0.28	$(0.26)	$0.00	$(0.26)		$10.18

10/1/2018 - 03/31/2019(d)(e)	10.00	0.13	0.16	0.29	(0.13)	(0.00)	(0.13	)(g)	10.16

9/30/2018	10.11	0.22	(0.11)	0.11	(0.22)	0.00	(0.22)		10.00

9/30/2017	10.21	0.19	(0.08)	0.11	(0.19)	(0.02)	(0.21)		10.11

9/30/2016	10.06	0.20	0.15	0.35	(0.20)	(0.00)	(0.20)		10.21

11/03/2014(f) - 09/30/2015	10.00	0.19	0.07	0.26	(0.20)	(0.00)	(0.20)		10.06

PIMCO Gurtin National Municipal Intermediate Value Fund

Institutional Class

3/31/2020	$10.24	$0.20	$0.20	$0.40	$(0.20)	$0.00	$(0.20)		$10.44

10/1/2018 - 03/31/2019(d)(e)	9.91	0.10	0.33	0.43	(0.10)	(0.00)	(0.10	)(g)	10.24

9/30/2018	10.14	0.18	(0.23)	(0.05)	(0.18)	0.00	(0.18)		9.91

9/30/2017	10.26	0.16	(0.12)	0.04	(0.16)	(0.00)	(0.16)		10.14

12/01/2015(f) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

Please see footnotes on page 22.

20	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

2.80%	$51,154	0.39%		0.50%		0.39%		0.50%		1.71%		17%

4.39	62,167	0.39	*	0.70	*	0.39	*	0.70	*	1.70	*	9

(0.17)	64,198	0.39		0.62		0.39		0.62		1.63		10

0.50	82,719	0.39		0.63		0.39		0.63		1.48		15

3.56	61,749	0.39	*	0.84	*	0.39	*	0.84	*	1.19	*	5

2.73%	$250,393	0.60%		0.63%		0.60%		0.63%		2.56%		16%

3.00	244,606	0.60	*	0.64	*	0.60	*	0.64	*	2.69	*	15

1.17	230,168	0.60		0.65		0.60		0.65		2.23		59

1.11	188,876	0.60		0.63		0.60		0.63		1.92		44

3.49	190,462	0.60		0.65		0.60		0.65		1.94		58

2.55	162,465	0.60	*	0.79	*	0.60	*	0.79	*	2.09	*	83

3.90%	$158,637	0.39%		0.50%		0.39%		0.50%		1.91%		15%

4.36	163,760	0.39	*	0.59	*	0.39	*	0.59	*	1.98	*	2

(0.47)	165,043	0.39		0.54		0.39		0.54		1.82		15

0.42	214,850	0.39		0.56		0.39		0.56		1.58		9

3.63	149,815	0.39	*	0.66	*	0.39	*	0.66	*	1.24	*	9

ANNUAL REPORT	MARCH 31, 2020	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period(a)

PIMCO Gurtin National Municipal Opportunistic Value Fund

Institutional Class

3/31/2020	$10.25	$0.27	$0.13	$0.40	$(0.27)	$0.00	$(0.27)		$10.38

10/1/2018 - 03/31/2019(d)(e)	10.00	0.14	0.25	0.39	(0.14)	(0.00)	(0.14	)(g)	10.25

9/30/2018	10.10	0.23	(0.10)	0.13	(0.23)	(0.00)	(0.23)		10.00

9/30/2017	10.15	0.20	(0.03)	0.17	(0.20)	(0.02)	(0.22)		10.10

9/30/2016	10.01	0.18	0.14	0.32	(0.18)	(0.00)	(0.18)		10.15

11/03/2014(f) - 09/30/2015	10.00	0.20	0.02	0.22	(0.21)	(0.00)	(0.21)		10.01

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(e)	Fiscal year end changed from September 30th to March 31st.
(f)	Commencement of operations.
(g)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

22	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

3.88%	$253,991	0.60%		0.63%		0.60%		0.63%		2.60%		14%

3.96	243,926	0.60	*	0.66	*	0.60	*	0.66	*	2.73	*	18

1.30	207,186	0.60		0.65		0.60		0.65		2.27		46

1.64	124,451	0.60		0.68		0.60		0.68		1.95		41

3.26	108,922	0.60		0.71		0.60		0.71		1.81		59

2.18	91,732	0.60	*	0.93	*	0.60	*	0.93	*	2.21	*	32

ANNUAL REPORT	MARCH 31, 2020	23

Statements of Assets and Liabilities

March 31, 2020

(Amounts in thousands†, except per share amounts)
	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

Assets:

Investments, at value
Investments in securities	$50,488	$247,892	$157,029	$252,517
Receivable for investments sold	0	0	0	1,032
Receivable for Fund shares sold	175	0	3,600	49
Interest and/or dividends receivable	537	2,893	1,715	3,573
Reimbursement receivable from PIMCO	4	6	15	6

Total Assets	51,204	250,791	162,359	257,177

Liabilities:

Payable for investments purchased	$0	$0	$0	$1,509
Payable for Fund shares redeemed	26	263	2,038	483
Distributions payable	4	11	10	33
Overdraft due to custodian	0	0	1,608	1,032
Accrued investment advisory fees	12	79	40	82
Accrued supervisory and administrative fees	8	45	26	47

Total Liabilities	50	398	3,722	3,186

Net Assets	$51,154	$250,393	$158,637	$253,991

Net Assets Consist of:

Paid in capital	$49,319	$241,939	$155,508	$243,560
Distributable earnings (accumulated loss)	1,835	8,454	3,129	10,431

	$51,154	$250,393	$158,637	$253,991

Net Assets:

Institutional Class	$51,154	$250,393	$158,637	$253,991

Shares Issued and Outstanding:

Institutional Class	4,904	24,594	15,201	24,473

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.43	$10.18	$10.44	$10.38

Cost of investments in securities	$48,866	$239,960	$152,726	$242,359

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

24	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

Investment Income:

Interest	$1,308	$7,641	$3,713	$7,787
Dividends	23	130	55	168
Total Income	1,331	7,771	3,768	7,955

Expenses:

Investment advisory fees	191	982	492	994
Supervisory and administrative fees	127	565	328	572
Trustee fees	0	1	1	1
Total Expenses	318	1,548	821	1,567
Waiver and/or Reimbursement by PIMCO	(70)	(74)	(180)	(75)
Net Expenses	248	1,474	641	1,492

Net Investment Income (Loss)	1,083	6,297	3,127	6,463

Net Realized Gain (Loss):

Investments in securities	527	475	197	215
Net Realized Gain (Loss)	527	475	197	215

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	521	401	2,798	2,911
Net Change in Unrealized Appreciation (Depreciation)	521	401	2,798	2,911

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,131	$7,173	$6,122	$9,589

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2020	25

Statements of Changes in Net Assets

	PIMCO Gurtin California Municipal Intermediate Value Fund
(Amounts in thousands†)	Year Ended March 31, 2020	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,083	$513	$1,265
Net realized gain (loss)	527	(203)	(114)
Net change in unrealized appreciation (depreciation)	521	2,185	(1,270)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,131	2,495	(119)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,079)	(513)	(1,341)

Total Distributions(c)(d)	(1,079)	(513)	(1,341)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	(12,065)	(4,013)	(17,061)

Total Increase (Decrease) in Net Assets	(11,013)	(2,031)	(18,521)

Net Assets:
Beginning of year or period	62,167	64,198	82,719

End of year or period	$51,154	$62,167	$64,198

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund; and the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(b)	Fiscal year end changed from September 30th to March 31st.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

26	MUNICIPAL VALUE FUNDS	See Accompanying Notes

PIMCO Gurtin California Municipal Opportunistic Value Fund			PIMCO Gurtin National Municipal Intermediate Value Fund
Year Ended March 31, 2020	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018	Year Ended March 31, 2020	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018

$6,297	$3,063	$4,635	$3,127	$1,527	$3,804
475	(61)	29	197	(196)	(876)
401	3,637	(2,142)	2,798	5,197	(4,119)

7,173	6,639	2,522	6,122	6,528	(1,191)

(6,170)	(3,111)	(4,689)	(3,127)	(1,527)	(3,804)

(6,170)	(3,111)	(4,689)	(3,127)	(1,527)	(3,804)

4,784	10,910	43,459	(8,118)	(6,284)	(44,812)

5,787	14,438	41,292	(5,123)	(1,283)	(49,807)

244,606	230,168	188,876	163,760	165,043	214,850

$250,393	$244,606	$230,168	$158,637	$163,760	$165,043

ANNUAL REPORT	MARCH 31, 2020	27

Statements of Changes in Net Assets (Cont.)

	PIMCO Gurtin National Municipal Opportunistic Value Fund
(Amounts in thousands†)	Year Ended March 31, 2020	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,463	$3,034	$3,530
Net realized gain (loss)	215	(5)	71
Net change in unrealized appreciation (depreciation)	2,911	5,681	(1,565)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,589	8,710	2,036

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(6,371)	(3,134)	(3,567)

Total Distributions(c)(d)	(6,371)	(3,134)	(3,567)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	6,847	31,164	84,266

Total Increase (Decrease) in Net Assets	10,065	36,740	82,735

Net Assets:
Beginning of year or period	243,926	207,186	124,451

End of year or period	$253,991	$243,926	$207,186

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

On March 15, 2019, the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(b)	Fiscal year end changed from September 30th to March 31st.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

28	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Gurtin California Municipal Intermediate Value Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.7%

MUNICIPAL BONDS & NOTES 95.6%

CALIFORNIA 85.0%

California State General Obligation Notes, Series 2019
5.000% due 04/01/2029	$1,000	$1,297

California State Public Works Board Revenue Notes, Series 2018
5.000% due 05/01/2028	845	1,071

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
5.000% due 07/01/2031	600	747

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2013
5.000% due 11/15/2023	200	227

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2016
4.000% due 11/01/2022	650	698

Chula Vista Elementary School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2023	610	683

Corona Public Financing Authority, California Revenue Notes, Series 2016
5.000% due 11/01/2026	580	719

Corona-Norco Unified School District Public Financing Authority, California Special Tax Bonds, Series 2013
5.000% due 09/01/2026	625	699

Cosumnes Community Services District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 09/01/2024	675	758

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2012
3.500% due 12/01/2025	455	465

Elk Grove Finance Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	510	609

Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2016
4.000% due 08/01/2028	905	1,047

Fresno County, California Financing Authority Revenue Bonds, Series 2016
5.000% due 04/01/2028	1,500	1,811

Gilroy Unified School District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 04/01/2026	330	377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2029	$2,165	$2,371
5.000% due 06/01/2030	250	273

Hemet Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2030	500	599

Irvine Unified School District, California Special Tax Notes, (BAM Insured), Series 2015
5.000% due 09/01/2023	580	649

Laguna Beach, California Special Assessment Notes, Series 2016
2.000% due 09/02/2021	300	300

Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2030	400	430

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2032	920	1,082

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2033	1,000	1,185

Lynwood Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2028	375	447

Lynwood Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2024	655	756
5.000% due 10/01/2025	695	824

Modesto Irrigation District, California Revenue Bonds, Series 2010
5.000% due 10/01/2027	270	275

Mount Diablo Unified School District, California General Obligation Bonds, (AGM Insured), Series 2010
0.000% due 08/01/2030 (a)	1,425	1,544

Orange Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2014
5.000% due 09/01/2022	400	437

Placentia-Yorba Linda Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2027	445	526

Placentia-Yorba Linda Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2025	200	237

Poway Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2015
5.000% due 12/15/2021	365	389

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO Gurtin California Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Poway Unified School District Public Financing Authority, California Special Tax Bonds, Series 2017
5.000% due 09/01/2029	$1,730	$2,112

Poway Unified School District Public Financing Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	250	278
5.000% due 09/01/2025	350	398

Poway Unified School District, California Special Tax Bonds, Series 2016
5.000% due 09/01/2027	1,100	1,353

Rio Elementary School District Community Facilities District, California Special Tax Bonds, Series 2014
3.250% due 09/01/2026	325	330

Riverside County, California Asset Leasing Corp. Revenue Bonds, Series 2012
4.000% due 06/01/2028	250	263

Riverside County, California Redevelopment Successor Agency Tax Allocation Notes, (AGM Insured), Series 2015
5.000% due 10/01/2025	300	358

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2028	750	884

Sacramento, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	200	230

San Bernardino City Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
5.000% due 10/01/2033	1,365	1,705

Santa Clara County, California Board of Education Certificates of Participation Notes, Series 2016
5.000% due 04/01/2021	225	234

Santa Cruz County, California Certificates of Participation Notes, Series 2014
5.000% due 08/01/2023	295	333

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (a)	1,525	1,553

Sonoma Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2010
5.000% due 12/01/2030	500	513

Stockton Unified School District, California Certificates of Participation Bonds, Series 2018
5.000% due 02/01/2029	1,575	1,955

Stockton Unified School District, California General Obligation Bond, Series 2016
5.000% due 08/01/2026	1,835	2,192

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2014
5.000% due 08/01/2028	$510	$583

Stockton Unified School District, California General Obligation Bonds, (BAM Insured), Series 2016
5.000% due 08/01/2027	1,200	1,432

Stockton Unified School District, California General Obligation Notes, (BAM Insured), Series 2015
5.000% due 08/01/2024	430	494

Travis Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
4.000% due 09/01/2022	375	398

Tulare, California Sewer Revenue Bonds, (AGM Insured), Series 2016
5.000% due 11/15/2028	720	860

Val Verde Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2015
5.000% due 08/01/2026	215	254

Val Verde Unified School District, California General Obligation Notes, (AGM Insured), Series 2016
5.000% due 08/01/2026	1,000	1,211

		43,455

ILLINOIS 10.3%

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2025	625	649

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2025	500	541

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2030	1,000	1,115
5.000% due 01/01/2031	2,000	2,224

University of Illinois Revenue Notes, Series 2018
5.000% due 04/01/2028	625	763

		5,292

KENTUCKY 0.3%

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2016
3.000% due 02/01/2026	125	134

Total Municipal Bonds & Notes (Cost $47,259)		48,881

30	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2020

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.1%

MUTUAL FUNDS 3.1%

Fidelity Investments Money Market Government Portfolio, Class I 0.480% (b)	1,606,641	$1,607

Total Short-Term Instruments (Cost $1,607)		1,607

Total Investments in Securities (Cost $48,866)		50,488

Total Investments 98.7% (Cost $48,866)		$50,488

Other Assets and Liabilities, net 1.3%		666

Net Assets 100.0%		$51,154

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security becomes interest bearing at a future date.
(b)	Coupon represents a 7-day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$43,455	$0	$43,455
Illinois	0	5,292	0	5,292
Kentucky	0	134	0	134
Short-Term Instruments
Mutual Funds	1,607	0	0	1,607

Total Investments	$1,607	$48,881	$0	$50,488

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO Gurtin California Municipal Opportunistic Value Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

MUNICIPAL BONDS & NOTES 94.7%

CALIFORNIA 82.3%

Alameda Public Financing Authority, California Revenue Bonds, Series 2010
5.250% due 07/01/2029	$1,160	$1,171

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2016
5.000% due 10/01/2034	2,465	2,600

Arcadia Unified School District, California General Obligation Bonds, Series 2014
5.000% due 06/01/2044	1,190	1,286

Bret Harte Union High School District, California Certificates of Participation Bonds, (AMBAC Insured), Series 2006
4.250% due 09/01/2020	80	80

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
5.000% due 08/15/2023	700	701

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
5.750% due 08/15/2029	500	501

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2010
6.000% due 09/01/2037	4,625	4,712

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2013
5.000% due 01/01/2033	1,000	1,101

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	135	135

California State General Obligation Bonds, (SGI Insured), Series 2002
5.000% due 10/01/2028	5	5

California State General Obligation Bonds, Series 2000
5.750% due 05/01/2030	85	85

California State Public Works Board Revenue Bonds, Series 2010
5.400% due 03/01/2026	500	502

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	4,100	4,423

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,375	2,683

California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.250% due 11/01/2030	4,100	4,202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 08/15/2046	$2,175	$2,552

Centinela Valley Union High School District, California General Obligation Bonds, Series 2013
5.750% due 08/01/2030	1,000	1,151
5.750% due 08/01/2033	1,910	2,198

Coachella Valley Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 08/01/2037	2,575	2,810

Desert Community College District, California General Obligation Bonds, Series 2018
5.000% due 08/01/2043	3,375	3,702

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2039 (a)	9,325	2,770
0.000% due 08/01/2044 (a)	31,400	6,665

Elk Grove Finance Authority, California Special Tax Bonds, (BAM Insured), Series 2015
5.000% due 09/01/2038	1,500	1,743

Fairfield, California Certificates of Participation Bonds, (SGI Insured), Series 2007
0.000% due 04/01/2030 (a)	2,000	1,620

Fresno Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2041 (a)	1,600	396

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AGM/CR Insured), Series 2015
5.000% due 06/01/2040	4,340	5,030

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2040	7,305	8,248
5.000% due 06/01/2045	4,525	5,077

Los Angeles Community Redevelopment Agency, California Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 09/01/2037	1,000	1,003

Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2040	3,600	3,613

Los Angeles Department of Airports, California Revenue Bonds, Series 2016
5.000% due 05/15/2035	1,000	1,145
5.000% due 05/15/2042	1,330	1,504

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	8,775	9,937

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	6,125	6,584

32	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.250% due 07/01/2034	$5,050	$5,093

Madera Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2018
5.000% due 09/01/2038	2,250	2,278
5.000% due 09/01/2043	4,165	4,214
5.000% due 09/01/2045	2,500	2,529

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
1.639% (US0003M + 0.580%) due 09/01/2027 ~	3,185	3,125
1.689% (US0003M + 0.630%) due 09/01/2037 ~	1,600	1,516

Oakland Unified School District/Alameda County, California General Obligation Bonds, Series 2013
6.625% due 08/01/2038	2,650	2,845

Oxnard School District, California General Obligation Bonds, (NPFGC Insured), Series 2001
5.750% due 08/01/2030	770	858

Port of Oakland, California Revenue Bonds, Series 2012
5.000% due 05/01/2033	2,500	2,663

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,090	2,265

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2016
5.000% due 05/15/2041	3,750	4,283

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
1.589% (US0003M + 0.530%) due 12/01/2035 ~	9,525	9,131

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2014
5.000% due 12/01/2044	1,000	1,129

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
1.609% (US0003M + 0.550%) due 06/01/2034 ~	2,000	1,885

San Bernardino City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2015
5.000% due 08/01/2040	5,475	6,289

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	3,230	3,656

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2012
5.000% due 04/01/2048	5,900	6,333

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.250% due 04/15/2029	$1,000	$1,083

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2010
5.000% due 05/01/2040	3,400	3,409

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,420	3,727
5.250% due 05/01/2033	1,520	1,664

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2039	3,865	4,258
5.000% due 05/01/2044	4,640	5,118

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2016
5.000% due 05/01/2041	4,450	4,970

San Mateo Union High School District, California General Obligation Bonds, Series 2011
0.000% due 09/01/2025 (a)	1,000	775

Solano County, California Community College District General Obligation Bonds, Series 2013
5.000% due 08/01/2043	4,680	5,287

Southern California Public Power Authority Revenue Bonds, Series 2010
5.000% due 07/01/2022	7,700	7,774

Southern California Public Power Authority Revenue Bonds, Series 2017
2.000% due 07/01/2036	2,880	2,882

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2040	1,300	1,530

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2027	775	834

Tulare County, California Board of Education Certificates of Participation Bonds, (BAM Insured), Series 2013
5.375% due 05/01/2033	1,600	1,808

University of California Revenue Bonds, Series 2012
5.000% due 05/15/2042	4,570	4,853

Wasco Union School District, California General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 08/01/2043	3,740	4,086

		206,085

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO Gurtin California Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 9.0%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2046	$1,000	$1,083

Chicago Park District, Illinois General Obligation Bonds, Series 2010
5.250% due 01/01/2037	1,795	1,824
5.250% due 01/01/2040	3,895	3,954

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.750% due 01/01/2038	2,050	2,240

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,000	1,081

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2030	1,000	1,077
5.000% due 01/01/2035	1,000	1,071
5.000% due 01/01/2040	2,325	2,475

Chicago Park District, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,755	1,896

Illinois Finance Authority Revenue Bonds, Series 2010
5.375% due 05/15/2025	4,675	4,699

Illinois Finance Authority Revenue Bonds, Series 2011
5.625% due 08/15/2031	1,000	1,053

		22,453

PENNSYLVANIA 1.5%

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 08/15/2042	1,200	1,272

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2044	2,100	2,379

		3,651

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 1.9%

Utah County, Utah Revenue Bonds, Series 2012
5.000% due 05/15/2043	$4,700	$4,861

Total Municipal Bonds & Notes (Cost $229,118)		237,050

	SHARES
SHORT-TERM INSTRUMENTS 4.3%

MUTUAL FUNDS 4.3%

Fidelity Investments Money Market Government Portfolio, Class I 0.480% (b)	10,841,596	$10,842

Total Short-Term Instruments (Cost $10,842)		10,842

Total Investments in Securities (Cost $239,960)		247,892

Total Investments 99.0% (Cost $239,960)		$247,892

Other Assets and Liabilities, net 1.0%		2,501

Net Assets 100.0%		$250,393

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a 7-Day Yield.

34	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$206,085	$0	$206,085
Illinois	0	22,453	0	22,453
Pennsylvania	0	3,651	0	3,651
Utah	0	4,861	0	4,861
Short-Term Instruments
Mutual Funds	10,842	0	0	10,842

Total Investments	$10,842	$237,050	$0	$247,892

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

MUNICIPAL BONDS & NOTES 97.8%

ALABAMA 1.1%

Trussville, Alabama General Obligation Bonds, Series 2014
5.000% due 10/01/2034	$1,500	$1,696

CALIFORNIA 0.7%

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (a)	1,070	1,090

CONNECTICUT 13.6%

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2027	2,325	2,716

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 01/01/2026	3,075	3,633
5.000% due 01/01/2028	1,475	1,821

Connecticut State General Obligation Bonds, Series 2012
4.000% due 09/15/2028	3,190	3,332

Connecticut State General Obligation Bonds, Series 2015
5.000% due 03/15/2028	950	1,091
5.000% due 11/15/2028	195	227

Connecticut State General Obligation Bonds, Series 2016
5.000% due 08/15/2028	1,625	1,923

Connecticut State General Obligation Notes, Series 2016
4.000% due 05/15/2025	3,800	4,216

University of Connecticut Revenue Bonds, Series 2016
5.000% due 03/15/2030	2,200	2,593

		21,552

FLORIDA 0.9%

St Johns County, Florida School Board Certificates of Participation Bonds, Series 2019
5.000% due 07/01/2034	1,125	1,428

ILLINOIS 23.2%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2016
5.000% due 01/01/2034	2,100	2,367

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.000% due 01/01/2028	$540	$583
5.500% due 01/01/2033	2,325	2,536

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,865	2,015
5.000% due 01/01/2027	5,580	6,026
5.000% due 01/01/2028	2,735	2,951

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2031	1,000	1,112

Cook County, Illinois Community Consolidated School District No 15 Palatine General Obligation Notes, Series 2016
5.000% due 12/01/2023	235	265

Cook County, Illinois Community High School District No 218 Oak Lawn General Obligation Bonds, Series 2013
4.250% due 12/01/2024	635	695

Cook County, Illinois Community High School District No 218 Oak Lawn General Obligation Notes, Series 2016
4.000% due 12/01/2024	645	712
5.000% due 12/01/2022	1,190	1,294
5.000% due 12/01/2023	1,140	1,276

Cook County, Illinois High School District No 209 Proviso Township General Obligation Notes, (BAM Insured), Series 2017
5.000% due 12/01/2027	1,125	1,344

Cook County, Illinois School District No 111 Burbank General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 12/01/2029	725	825
4.000% due 12/01/2030	1,020	1,150

Cook County, Illinois School District No 111 Burbank General Obligation Notes, (AGM Insured), Series 2016
4.000% due 12/01/2023	535	580
4.000% due 12/01/2025	1,000	1,117

Du Page County, Illinois School District No 33 West Chicago General Obligation Bonds, Series 2015
4.000% due 12/01/2026	825	903

Illinois Finance Authority Revenue Bonds, Series 2013
5.000% due 11/15/2025	500	540

University of Illinois Revenue Bonds, Series 2012
5.000% due 04/01/2026	4,560	4,781

University of Illinois Revenue Bonds, Series 2015
5.000% due 04/01/2030	700	800

Village of Bolingbrook, Illinois General Obligation Bonds, Series 2019
4.000% due 01/01/2033	1,445	1,617

36	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Village of Streamwood, Illinois General Obligation Bonds, Series 2019
5.000% due 12/01/2032	$1,005	$1,269

		36,758

IOWA 1.7%

Waukee Community School District, Iowa Revenue Notes, Series 2017
4.000% due 06/01/2024	1,220	1,342
4.000% due 06/01/2025	1,270	1,423

		2,765

KENTUCKY 7.4%

Boone County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2025	300	319

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2015
2.000% due 02/01/2022	400	405
3.000% due 02/01/2025	425	453
3.000% due 02/01/2026	630	677

Grant County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2024	420	442

Jefferson County, Kentucky School District Finance Corp. Revenue Bonds, Series 2017
5.000% due 08/01/2028	1,000	1,230

Jefferson County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
5.000% due 08/01/2027	1,945	2,377

Kenton County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 02/01/2026	280	299

Madison County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
5.000% due 05/01/2022	775	832
5.000% due 05/01/2023	630	697

Oldham County, Kentucky School District Finance Corp. Revenue Bonds, Series 2016
4.000% due 09/01/2027	1,000	1,140

Owen County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
4.000% due 04/01/2026	1,270	1,432

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2016
4.000% due 05/01/2027	1,320	1,505

		11,808

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 9.9%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, (BAM Insured), Series 2017
5.000% due 10/01/2024	$2,075	$2,405
5.000% due 10/01/2027	4,800	5,931

Louisiana Public Facilities Authority Revenue Notes, Series 2014
5.000% due 06/01/2022	1,265	1,364

Louisiana State General Obligation Bonds, Series 2016
5.000% due 08/01/2029	3,920	4,731

St Martin Parish School Board, Louisiana General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2028	1,080	1,330

		15,761

MICHIGAN 4.9%

Battle Creek School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2028	175	210

Bellevue Community Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2031	1,065	1,275

Central Michigan University Revenue Notes, Series 2016
5.000% due 10/01/2024	350	406

Charles Stewart Mott Community College, Michigan General Obligation Notes, (BAM Insured), Series 2016
3.000% due 05/01/2024	225	239

Durand Area Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2028	1,215	1,427
5.000% due 05/01/2029	1,225	1,436

L’Anse Creuse Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2025	695	818

Lansing School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2012
5.000% due 05/01/2021	210	219

Oakland University, Michigan Revenue Bonds, Series 2016
5.000% due 03/01/2029	785	933

Paw Paw Public Schools, Michigan General Obligation Bonds, (NPFGC/Q-SBLF Insured), Series 1998
5.000% due 05/01/2021	610	623

Rockford Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2022	200	216

		7,802

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 1.7%

Missouri Joint Municipal Electric Utility Commission Revenue Notes, Series 2014
5.000% due 01/01/2024	$300	$340

Springfield, Missouri Revenue Notes, Series 2016
2.000% due 05/01/2022	1,095	1,112
3.000% due 05/01/2023	1,250	1,306

		2,758

NEW JERSEY 0.7%

Robbinsville Board of Education, New Jersey General Obligation Bonds, (AGM Insured), Series 2005
5.250% due 01/01/2023	1,000	1,100

NEW YORK 0.3%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	400	433

OHIO 2.7%

Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2030	1,100	1,166

Piqua City School District, Ohio Certificates of Participation Bonds, (BAM insured), Series 2019
4.000% due 03/01/2035	1,225	1,366

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2023	200	219
4.000% due 12/01/2024	200	223

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2025	215	244

Warren City School District, Ohio General Obligation Bonds, Series 2020
4.000% due 12/01/2030	1,000	1,138

		4,356

PENNSYLVANIA 13.4%

Cameron County, Pennsylvania School District General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2022	1,025	1,031

Commonwealth Financing Authority, Pennsylvania Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2025	1,500	1,776

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2028	$1,095	$1,341

Commonwealth of Pennsylvania General Obligation Bonds, Series 2015
5.000% due 03/15/2027	1,825	2,127
5.000% due 08/15/2031	2,000	2,322

Commonwealth of Pennsylvania General Obligation Bonds, Series 2017
4.000% due 01/01/2029	1,220	1,390

Commonwealth of Pennsylvania General Obligation Notes, Series 2013
5.000% due 10/15/2023	600	677

Commonwealth of Pennsylvania General Obligation Notes, Series 2015
5.000% due 03/15/2024	1,555	1,775

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 09/15/2026	1,125	1,370

Deer Lakes School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2013
2.625% due 04/01/2025	365	365

East Stroudsburg Area School District, Pennsylvania General Obligation Notes, Series 2015
2.000% due 09/01/2021	1,460	1,465

Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania Revenue Bonds, Series 2011
5.000% due 07/01/2032	525	548

Northern York County, Pennsylvania School District General Obligation Bonds, Series 2017
5.000% due 11/15/2029	1,320	1,416

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2032	2,585	3,056

Pennsylvania Turnpike Commission Revenue Notes, Series 2015
5.000% due 12/01/2025	200	240

Wyalusing Area School District, Pennsylvania General Obligation Notes, (BAM Insured), Series 2016
2.000% due 04/01/2021	430	432

		21,331

RHODE ISLAND 0.7%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2016
5.000% due 09/15/2030	900	1,085

SOUTH CAROLINA 0.8%

South Carolina Ports Authority Revenue Bonds, Series 2018
5.000% due 07/01/2034	1,025	1,223

38	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH DAKOTA 0.8%

South Dakota Board of Regents Revenue Bonds, Series 2017
5.000% due 04/01/2032	$1,010	$1,235

TEXAS 11.3%

Brazoria-Fort Bend County, Texas Municipal Utility District No 1 General Obligation Notes, (BAM Insured), Series 2016
3.000% due 09/01/2023	845	881

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2027	500	547

Denton County, Texas Fresh Water Supply District No 10 General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2024	1,245	1,316

Harris County, Texas Municipal Utility District No 290 General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2021	750	758

Harris County, Texas Municipal Utility District No 383 General Obligation Notes, (BAM Insured), Series 2015
2.000% due 09/01/2021	235	237
3.000% due 09/01/2024	235	245
3.000% due 09/01/2025	235	245

Harris Montgomery Counties Municipal Utility District No 386, Texas General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2026	870	936
3.000% due 09/01/2027	860	922

Houston, Texas General Obligation Bonds, Series 2012
5.000% due 03/01/2024	300	322

Houston, Texas General Obligation Bonds, Series 2019
5.000% due 03/01/2033	2,715	3,417

League City, Texas General Obligation Bonds, Series 2012
5.000% due 02/15/2030	295	304

Lower Colorado River Authority, Texas Revenue Bonds, Series 2010
5.000% due 05/15/2030	275	276

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2027	900	966

Reagan County, Texas Independent School District General Obligation Bonds, (PSF Insured), Series 2012
3.000% due 02/15/2023	330	330

Schertz-Cibolo-Universal City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
5.000% due 02/01/2033	2,370	2,594

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2013
5.000% due 08/15/2033	$2,750	$3,013

Travis County Water Control & Improvement District No 17, Texas General Obligation Notes, (BAM Insured), Series 2016
3.000% due 11/01/2025	590	619

		17,928

VERMONT 0.1%

Vermont Housing Finance Agency Revenue Notes, Series 2016
1.950% due 05/01/2023	155	156

WASHINGTON 0.3%

Grant County, Washington Public Utility District No 2 Revenue Notes, Series 2015
5.000% due 01/01/2026	395	473

WEST VIRGINIA 0.4%

West Virginia Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/01/2026	560	603

WISCONSIN 1.2%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	1,500	1,851

Total Municipal Bonds & Notes (Cost $150,889)		155,192

	SHARES
SHORT-TERM INSTRUMENTS 1.2%

MUTUAL FUNDS 1.2%

Fidelity Investments Money Market Government Portfolio, Class I 0.480% (b)	1,837,405	1,837

Total Short-Term Instruments (Cost $1,837)		1,837

Total Investments in Securities (Cost $152,726)		157,029

Total Investments 99.0% (Cost $152,726)		$157,029

Other Assets and Liabilities, net 1.0%		1,608

Net Assets 100.0%		$158,637

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund (Cont.)

March 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security becomes interest bearing at a future date.
(b)	Coupon represents a 7-day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,696	$0	$1,696
California	0	1,090	0	1,090
Connecticut	0	21,552	0	21,552
Florida	0	1,428	0	1,428
Illinois	0	36,758	0	36,758
Iowa	0	2,765	0	2,765
Kentucky	0	11,808	0	11,808
Louisiana	0	15,761	0	15,761
Michigan	0	7,802	0	7,802
Missouri	0	2,758	0	2,758
New Jersey	0	1,100	0	1,100
New York	0	433	0	433
Ohio	0	4,356	0	4,356
Pennsylvania	0	21,331	0	21,331
Rhode Island	0	1,085	0	1,085
South Carolina	0	1,223	0	1,223
South Dakota	0	1,235	0	1,235
Texas	0	17,928	0	17,928
Vermont	0	156	0	156
Washington	0	473	0	473
West Virginia	0	603	0	603
Wisconsin	0	1,851	0	1,851
Short-Term Instruments
Mutual Funds	1,837	0	0	1,837

Total Investments	$1,837	$155,192	$0	$157,029

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

40	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

MUNICIPAL BONDS & NOTES 96.9%

ALABAMA 0.4%

Water Works Board of the City of Birmingham, Alabama Revenue Bonds, Series 2013
5.000% due 01/01/2043	$1,000	$1,106

CALIFORNIA 6.2%

California Health Facilities Financing Authority Revenue Bonds, (NPFGC/CM Insured), Series 2005
5.000% due 04/01/2025	55	55

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	130	131

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	2,875	3,101

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,185	2,468

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2039 (a)	7,475	2,221

Fairfield, California Certificates of Participation Bonds, (SGI Insured), Series 2007
0.000% due 04/01/2030 (a)	1,000	810

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2029	1,450	1,588

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
1.639% (US0003M + 0.580%) due 09/01/2027 ~	1,000	981

Natomas Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2026 (a)	1,000	710
0.000% due 08/01/2027 (a)	1,000	670

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
1.589% (US0003M + 0.530%) due 12/01/2035 ~	3,050	2,924

		15,659

COLORADO 4.8%

Aurora, Colorado Revenue Bonds, Series 2010
5.000% due 12/01/2040	2,000	2,010

Colorado Department of Transportation State Certificates of Participation Bonds, Series 2016
5.000% due 06/15/2041	1,350	1,354

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regional Transportation District, Colorado Revenue Bonds, Series 2010
5.000% due 11/01/2038	$2,500	$2,558

University of Colorado Hospital Authority Revenue Bonds, Series 2012
5.000% due 11/15/2042	5,850	6,319

		12,241

CONNECTICUT 9.8%

Connecticut Special Tax State Revenue Bonds, Series 2014
5.000% due 09/01/2032	4,700	5,271
5.000% due 09/01/2034	2,425	2,703

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2032	1,000	1,145

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2036	1,000	1,180
5.000% due 10/01/2037	5,710	6,770
5.000% due 01/01/2038	2,340	2,726
5.000% due 10/01/2038	4,370	5,143
		24,938

DISTRICT OF COLUMBIA 1.6%

Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, Series 2017
5.000% due 10/01/2042	3,475	3,993

FLORIDA 4.6%

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2015
5.000% due 10/01/2038	5,525	6,156

Miami-Dade County, Florida General Obligation Bonds, Series 2010
5.000% due 07/01/2041	4,000	4,032

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2012
5.000% due 07/01/2042	1,400	1,492

		11,680

ILLINOIS 19.2%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2011
5.750% due 01/01/2039	1,425	1,468

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2032	2,465	2,749
5.000% due 01/01/2046	1,340	1,451

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2016
5.000% due 01/01/2033	$1,000	$1,129
5.000% due 01/01/2036	2,925	3,277
5.000% due 01/01/2041	5,665	6,294

Chicago Park District, Illinois General Obligation Bonds, Series 2010
5.000% due 01/01/2027	2,000	2,028
5.000% due 01/01/2033	980	985

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2029	920	954

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.500% due 01/01/2033	525	573
5.750% due 01/01/2038	3,000	3,278

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2040	1,975	2,102

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2045	3,500	4,057

Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	3,230	3,678

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	2,200	2,542

University of Illinois Revenue Bonds, Series 2011
5.125% due 04/01/2036	1,030	1,063

University of Illinois Revenue Bonds, Series 2013
5.000% due 04/01/2026	3,310	3,627

University of Illinois Revenue Bonds, Series 2014
5.000% due 04/01/2039	900	1,005
5.000% due 04/01/2044	3,900	4,355

Will County, Illinois General Obligation Bonds, Series 2016
5.000% due 11/15/2033	1,000	1,178

Will Grundy Etc Counties Community College District No 525, Illinois General Obligation Bonds, Series 2013
5.250% due 06/01/2036	825	935

		48,728

INDIANA 0.9%

Indiana Finance Authority Revenue Bonds, Series 2008
5.000% due 11/01/2021	2,150	2,157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KANSAS 0.4%

Topeka Public Building Commission, Kansas Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 06/01/2022	$1,000	$1,006

LOUISIANA 2.5%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,700	4,096

New Orleans Aviation Board, Louisiana Revenue Bonds, (AGM Insured), Series 2015
5.000% due 01/01/2032	1,000	1,120

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2015
5.000% due 01/01/2040	1,000	1,114

		6,330

MARYLAND 0.2%

Montgomery County, Maryland Housing Opportunities Commission Revenue Bonds, Series 2005
5.000% due 07/01/2031	625	630

MASSACHUSETTS 1.4%

Commonwealth of Massachusetts General Obligation Bonds, Series 2015
5.000% due 07/01/2045	2,825	3,264

Massachusetts Housing Finance Agency Revenue Bonds, Series 2010
5.000% due 12/01/2030	310	312

		3,576

MICHIGAN 0.8%

Michigan State Building Authority Revenue Bonds, Series 2011
5.200% due 10/15/2031	550	581
5.375% due 10/15/2041	1,300	1,383

		1,964

MISSOURI 0.4%

Cape Girardeau County, Missouri Industrial Development Authority Revenue Bonds, Series 2013
5.000% due 06/01/2033	1,000	1,066

NEVADA 2.8%

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2012
5.000% due 06/01/2042	6,650	7,101

42	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 12.5%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2038	$2,055	$2,195
5.000% due 11/15/2043	5,810	6,286

New York City Water & Sewer System, New York Revenue Bonds, Series 2011
5.375% due 06/15/2043	5,000	5,143

New York City, General Obligation Bonds, Series 2016
5.000% due 08/01/2038	2,800	3,305

New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2035	6,775	6,842
5.000% due 07/01/2040	2,200	2,222

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 10/01/2041	1,000	1,035

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.000% due 10/15/2044	4,250	4,754

		31,782

NORTH CAROLINA 1.9%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2013
5.000% due 01/15/2039	4,450	4,776

OHIO 6.4%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2012
5.000% due 02/15/2037	2,950	3,127

Brecksville-Broadview Heights City School District, Ohio General Obligation Bonds, Series 2018
5.000% due 12/01/2045	1,000	1,132

Brunswick City School District, Ohio General Obligation Bonds, Series 2018
5.250% due 12/01/2048	3,000	3,387

Franklin County, Ohio Revenue Bonds, Series 2012
5.000% due 11/01/2042	1,000	1,051

Kent State University, Ohio Revenue Bonds, Series 2012
5.000% due 05/01/2042	3,725	4,025

Ohio University Revenue Bonds, Series 2013
5.000% due 12/01/2043	3,290	3,628

		16,350

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 10.5%

Altoona Area School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 12/01/2039	$2,375	$2,739

Commonwealth of Pennsylvania Certificates of Participation Bonds, Series 2018
5.000% due 07/01/2043	3,200	3,803

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	645	716

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2039	1,000	1,137
5.000% due 12/01/2044	6,465	7,324

Pennsylvania Turnpike Commission Revenue Bonds, Series 2015
5.000% due 12/01/2040	1,000	1,166
5.000% due 12/01/2045	3,750	4,308

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2041	2,600	3,035

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2042	2,050	2,469

		26,697

SOUTH CAROLINA 2.0%

Florence County, South Carolina Revenue Bonds, Series 2010
5.000% due 11/01/2037	5,075	5,156

TEXAS 3.0%

Boerne School District, Texas General Obligation Bonds, (PSF Insured), Series 2013
5.000% due 02/01/2043	2,500	2,647

Brownsville, Texas General Obligation Bonds, Series 2018
5.000% due 02/15/2043	1,000	1,138

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2037	2,200	2,282

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2037	1,400	1,503

		7,570

UTAH 0.6%

Utah County, Utah Revenue Bonds, Series 2012
5.000% due 05/15/2043	1,375	1,422

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 1.1%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Bonds, (FHA Insured), Series 2007
4.750% due 04/01/2038	$2,775	$2,788

WASHINGTON 2.9%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, (NPFGC Insured), Series 1998
4.750% due 02/01/2028	1,715	1,935

Port of Seattle, Washington Revenue Bonds, Series 2010
5.000% due 06/01/2040	1,000	1,005

Port of Seattle, Washington Revenue Bonds, Series 2017
5.000% due 05/01/2042	4,000	4,497

		7,437

Total Municipal Bonds & Notes (Cost $235,995)		246,153

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

MUTUAL FUNDS 2.5%

Fidelity Investments Money Market Government Portfolio, Class I 0.480% (b)	6,364,026	$6,364

Total Short-Term Instruments (Cost $6,364)		6,364

Total Investments in Securities (Cost $242,359)		252,517

Total Investments 99.4% (Cost $242,359)		$252,517

Other Assets and Liabilities, net 0.6%		1,474

Net Assets 100.0%		$253,991

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a 7-day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,106	$0	$1,106
California	0	15,659	0	15,659
Colorado	0	12,241	0	12,241
Connecticut	0	24,938	0	24,938
District of Columbia	0	3,993	0	3,993
Florida	0	11,680	0	11,680
Illinois	0	48,728	0	48,728
Indiana	0	2,157	0	2,157
Kansas	0	1,006	0	1,006
Louisiana	0	6,330	0	6,330

44	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Maryland	$0	$630	$0	$630
Massachusetts	0	3,576	0	3,576
Michigan	0	1,964	0	1,964
Missouri	0	1,066	0	1,066
Nevada	0	7,101	0	7,101
New York	0	31,782	0	31,782
North Carolina	0	4,776	0	4,776
Ohio	0	16,350	0	16,350
Pennsylvania	0	26,697	0	26,697
South Carolina	0	5,156	0	5,156
Texas	0	7,570	0	7,570
Utah	0	1,422	0	1,422
Virginia	0	2,788	0	2,788
Washington	0	7,437	0	7,437
Short-Term Instruments
Mutual Funds	6,364	0	0	6,364

Total Investments	$6,364	$246,153	$0	$252,517

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Gurtin Fixed Income Management, LLC doing business as Gurtin Municipal Bond Management (“Gurtin”) serves as the sub-adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

46	MUNICIPAL VALUE FUNDS

March 31, 2020

(b) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Gurtin California Municipal Intermediate Value Fund	Daily	Monthly

PIMCO Gurtin California Municipal Opportunistic Value Fund	Daily	Monthly

PIMCO Gurtin National Municipal Intermediate Value Fund	Daily	Monthly

PIMCO Gurtin National Municipal Opportunistic Value Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

ANNUAL REPORT	MARCH 31, 2020	47

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity

48	MUNICIPAL VALUE FUNDS

March 31, 2020

options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not

ANNUAL REPORT	MARCH 31, 2020	49

Notes to Financial Statements (Cont.)

open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

50	MUNICIPAL VALUE FUNDS

March 31, 2020

assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

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Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

New/Small Fund	X	—	—	—

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Issuer	X	X	X	X

Liquidity	X	X	X	X

Income	X	X	X	X

Extension	X	X	X	X

Prepayment	X	X	X	X

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Notes to Financial Statements (Cont.)

	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

When-issued Securities	X	X	X	X

Issuer Non-Diversification	X	X	X	X

Management	X	X	X	X

Municipal Instruments	X	X	X	X

California and Single State Municipal Securities	X	X	—	—

Single State Municipal Securities	—	—	X	X

Municipal Project-Specific	X	X	X	X

Floating Rate Securities	X	X	X	X

Tax-Exempt Status	X	X	X	X

Taxation	X	X	X	X

U.S. Treasury and Agency Securities	X	X	X	X

General Obligation Bond	X	X	X	X

Lease Revenue Bond	X	X	X	X

Revenue Bond	X	X	X	X

Zero Coupon Bond	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk is the risk that a new or smaller fund’s performance may not represent how a fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Income Risk is the risk that when interest rates fall, a Fund’s income may decline. This decline can occur because a Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Extension Risk is the risk that if interest rates rise, prepayments of principal on certain callable fixed-income securities may occur less quickly and, as a result, the expected receipt of principal on such callable fixed-income securities could lengthen. Because payments are made later than expected, a Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing rate.

Prepayment Risk is the risk that prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities’ effective maturity, reduce a Fund’s return and cause the Fund to reinvest in lower yielding securities.

When-Issued Securities Risk is the risks related to municipal securities issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, a Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk is the risk that the investment techniques and risk analyses applied by Gurtin will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Gurtin and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Instruments Risk is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal instruments to pay interest or repay principal.

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Notes to Financial Statements (Cont.)

California and Single State Municipal Securities Risk is the risk that because a Fund invests primarily in California Municipal Bonds but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, it is more exposed to the impact of legislative, tax, and political changes within those states than a fund that invests more widely.

Single State Municipal Securities Risk is the risk that because a Fund may invest a significant portion of its assets in municipal securities of a particular state, it may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Floating Rate Securities Risk is the risk of investing in floating rate notes, which generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Tax-Exempt Status Risk is the risk that reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

Taxation Risk is the risk that to the extent that a Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes. Although a Fund seeks to invest primarily in securities that are not subject to regular federal income tax (or California state income tax, as applicable), a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax.

U.S. Treasury and Agency Securities Risk is the risk of investing in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities, which may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

General Obligation Bond Risk is the risk of investing in general obligation bonds, which are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors.

Lease Revenue Bond Risk is the risk of investing in lease revenue bonds and other municipal lease obligations, which may be considered less secure than a general obligation or revenue bond and may

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or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Revenue Bond Risk is the risk of investing in revenue bonds, which are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which a Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds.

Zero Coupon Bond Risk is the risk of investing in zero coupon bonds, in which the market prices are more volatile than the market prices of securities that pay interest on a regular basis. Since a Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of

ANNUAL REPORT	MARCH 31, 2020	57

Notes to Financial Statements (Cont.)

any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory Fees and Supervisory and Administrative Fees for the Institutional Class, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to the Institutional Class):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee
PIMCO Gurtin California Municipal Intermediate Value Fund	0.30%(1)	0.20%
PIMCO Gurtin California Municipal Opportunistic Value Fund	0.40%(2)	0.23%
PIMCO Gurtin National Municipal Intermediate Value Fund	0.30%(1)	0.20%

PIMCO Gurtin National Municipal Opportunistic Value Fund	0.40%(2)	0.23%

(1)	PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee by 0.11% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee by 0.03% of the average daily net assets of the Fund.

(c) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); and (v) extraordinary expense, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

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Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee for each Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. PIMCO may not recoup these waivers in future periods. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/ Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Gurtin California Municipal Intermediate Value Fund	$0	$0	$10,696	$21,544

PIMCO Gurtin California Municipal Opportunistic Value Fund	0	0	38,348	38,507

PIMCO Gurtin National Municipal Intermediate Value Fund	0	0	24,960	23,757

PIMCO Gurtin National Municipal Opportunistic Value Fund	0	0	46,045	32,897

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Gurtin California Municipal Intermediate Value Fund

	Year Ended March 31, 2020		Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	1,158	$12,173	483	$4,877	1,972	$19,801

Issued as reinvestment of distributions

Institutional Class	100	1,052	50	509	132	1,329

Cost of shares redeemed

Institutional Class	(2,380)	(25,290)	(944)	(9,399)	(3,809)	(38,191)

Net increase (decrease) resulting from Fund share transactions	(1,122)	$(12,065)	(411)	$(4,013)	(1,705)	$(17,061)

	PIMCO Gurtin California Municipal Opportunistic Value Fund

	Year Ended March 31, 2020		Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	3,158	$31,941	4,566	$45,780	8,045	$80,902

Issued as reinvestment of distributions

Institutional Class	577	5,929	289	2,908	438	4,400

Cost of shares redeemed

Institutional Class	(3,227)	(33,086)	(3,777)	(37,778)	(4,162)	(41,843)

Net increase (decrease) resulting from Fund share transactions	508	$4,784	1,078	$10,910	4,321	$43,459

	PIMCO Gurtin National Municipal Intermediate Value Fund

	Year Ended March 31, 2020		Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	5,076	$53,085	1,793	$18,075	5,929	$59,252

Issued as reinvestment of distributions

Institutional Class	288	3,012	141	1,418	357	3,560

Cost of shares redeemed

Institutional Class	(6,157)	(64,215)	(2,598)	(25,777)	(10,815)	(107,624)

Net increase (decrease) resulting from Fund share transactions	(793)	$(8,118)	(664)	$(6,284)	(4,529)	$(44,812)

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Notes to Financial Statements (Cont.)

	PIMCO Gurtin National Municipal Opportunistic Value Fund

	Year Ended March 31, 2020		Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	3,045	$31,505	5,530	$55,565	11,264	$113,198

Issued as reinvestment of distributions

Institutional Class	575	5,997	294	2,966	336	3,376

Cost of shares redeemed

Institutional Class	(2,953)	(30,655)	(2,730)	(27,367)	(3,212)	(32,308)

Net increase (decrease) resulting from Fund share transactions	667	$6,847	3,094	$31,164	8,388	$84,266

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(b)	Fiscal year end changed from September 30th to March 31st.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

62	MUNICIPAL VALUE FUNDS

March 31, 2020

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Gurtin California Municipal Intermediate Value Fund	$8	$107	$102	$1,622	$(4)	$0	$0	$0

PIMCO Gurtin California Municipal Opportunistic Value Fund	139	0	394	7,932	(11)	0	0	0

PIMCO Gurtin National Municipal Intermediate Value Fund	10	0	0	4,303	(10)	(1,174)	0	0

PIMCO Gurtin National Municipal Opportunistic Value Fund	124	0	182	10,158	(33)	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Gurtin California Municipal Intermediate Value Fund	$0	$0

PIMCO Gurtin California Municipal Opportunistic Value Fund	0	0

PIMCO Gurtin National Municipal Intermediate Value Fund	688	486

PIMCO Gurtin National Municipal Opportunistic Value Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2020	63

Notes to Financial Statements (Cont.)

March 31, 2020

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Gurtin California Municipal Intermediate Value Fund	$48,866	$1,712	$(91)	$1,621

PIMCO Gurtin California Municipal Opportunistic Value Fund	239,960	8,376	(445)	7,931

PIMCO Gurtin National Municipal Intermediate Value Fund	152,726	4,410	(107)	4,303

PIMCO Gurtin National Municipal Opportunistic Value Fund	242,359	10,434	(277)	10,157

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended March 31, 2020, March 31, 2019 and September 30, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2020

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Gurtin California Municipal Intermediate Value Fund	$1,044	$35	$0	$0

PIMCO Gurtin California Municipal Opportunistic Value Fund	5,954	216	0	0

PIMCO Gurtin National Municipal Intermediate Value Fund	3,075	52	0	0

PIMCO Gurtin National Municipal Opportunistic Value Fund	6,202	169	0	0

	March 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Gurtin California Municipal Intermediate Value Fund	$501	$12	$0	$0

PIMCO Gurtin California Municipal Opportunistic Value Fund	2,955	107	49	0

PIMCO Gurtin National Municipal Intermediate Value Fund	1,500	27	0	0

PIMCO Gurtin National Municipal Opportunistic Value Fund	2,924	111	99	0

	September 30, 2018

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Gurtin California Municipal Intermediate Value Fund	$1,248	$92	$1	$0

PIMCO Gurtin California Municipal Opportunistic Value Fund	4,474	162	53	0

PIMCO Gurtin National Municipal Intermediate Value Fund	3,753	51	0	0

PIMCO Gurtin National Municipal Opportunistic Value Fund	3,385	144	38	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

64	MUNICIPAL VALUE FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020 and the statements of changes in net assets and the financial highlights for the year ended March 31, 2020 and for the period October 1, 2018 through March 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year ended March 31, 2020, and the changes in their net assets and each of the financial highlights for the year ended March 31, 2020 and for the period October 1, 2018 through March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	65

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
US0003M	3 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance	PSF	Public School Fund
CM	California Mortgage Insurance	Q-SBLF	Qualified School Bond Loan Fund
CR	Custodial Receipts	SGI	Syncora Guarantee, Inc.

66	MUNICIPAL VALUE FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Gurtin California Municipal Intermediate Value Fund	0%	0%	$1,079	$0
PIMCO Gurtin California Municipal Opportunistic Value Fund	0%	0%	6,170	0
PIMCO Gurtin National Municipal Intermediate Value Fund	0%	0%	3,127	0
PIMCO Gurtin National Municipal Opportunistic Value Fund	0%	0%	6,371	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	67

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

68	MUNICIPAL VALUE FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	69

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

70	MUNICIPAL VALUE FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2020	71

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

72	MUNICIPAL VALUE FUNDS

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

ANNUAL REPORT	MARCH 31, 2020	73

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Gurtin Fixed Income Management, LLC

440 Stevens Avenue, Suite 260

Solana Beach, CA 92075

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3027AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO Real Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO REAL RETURN FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (cont)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO Real Return Fund (Cont.)

COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and

6	PIMCO REAL RETURN FUND

expenses. The minimum initial investment amount for Institutional Class, I-2, 1-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/27/18	04/28/00	01/29/97	01/29/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO Real Return Fund (Cont.)

Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

8	PIMCO REAL RETURN FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	5.61%	2.30%	3.33%	5.63%
PIMCO Real Return Fund I-2	5.51%	2.20%	3.23%	5.54%
PIMCO Real Return Fund I-3	5.46%	2.15%	3.17%	5.48%
PIMCO Real Return Fund Administrative Class	5.35%	2.05%	3.07%	5.36%
PIMCO Real Return Fund Class A	5.19%	1.89%	2.91%	5.19%
PIMCO Real Return Fund Class A (adjusted)	1.25%	1.12%	2.52%	5.05%
PIMCO Real Return Fund Class C	4.67%	1.39%	2.40%	4.66%
PIMCO Real Return Fund Class C (adjusted)	3.67%	1.39%	2.40%	4.66%
PIMCO Real Return Fund Class R	4.93%	1.64%	2.66%	4.91%
Bloomberg Barclays U.S. TIPS Index	6.85%	2.67%	3.48%	5.21%
Lipper Inflation-Protected Bond Funds Average	3.24%	1.66%	2.51%	4.27%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.98% for Institutional Class shares, 1.08% for I-2 shares, 1.18% for I-3 shares, 1.23% for Administrative Class shares, 1.38% for Class A shares, 1.88% for Class C shares, and 1.63% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	I-2 - PRLPX	I-3 - PRNPX	Administrative Class - PARRX
Class A - PRTNX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	64.5%
U.S. Government Agencies	16.7%
Asset-Backed Securities	4.6%
Corporate Bonds & Notes	4.0%
Sovereign Issues	3.5%
Short-Term Instruments‡	3.5%
Non-Agency Mortgage-Backed Securities	3.1%
Preferred Securities	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns over the reporting period.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»	Exposure to non-Agency residential mortgage-backed securities detracted from relative performance, as these securities posted negative returns.
»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) detracted from relative performance, as U.S. BEI spreads narrowed.

»	Underweight exposure to French nominal duration during the first half of the reporting period detracted from relative performance, as French nominal yields moved lower.

»	Exposure to investment grade corporate credit detracted from relative performance, as investment grade spreads significantly widened in March amid the COVID-19 risk-off environment.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO Real Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,016.90	$2.72	$1,000.00	$1,022.30	$2.73	0.54%
I-2	1,000.00	1,016.40	3.23	1,000.00	1,021.80	3.23	0.64
I-3	1,000.00	1,016.20	3.48	1,000.00	1,021.55	3.49	0.69
Administrative Class	1,000.00	1,015.70	3.98	1,000.00	1,021.05	3.99	0.79
Class A	1,000.00	1,014.90	4.74	1,000.00	1,020.30	4.75	0.94
Class C	1,000.00	1,012.40	7.24	1,000.00	1,017.80	7.26	1.44
Class R	1,000.00	1,013.70	5.99	1,000.00	1,019.05	6.01	1.19

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO REAL RETURN FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. TIPS Index	CalibriBloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO Real Return Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2020	$10.91	$0.29	$0.32	$0.61	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2019	10.90	0.23	0.04	0.27	(0.26)	0.00	0.00	(0.26)

03/31/2018	11.06	0.28	(0.17)	0.11	(0.27)	0.00	0.00	(0.27)

03/31/2017	10.92	0.35	(0.05)	0.30	(0.16)	0.00	0.00	(0.16)

03/31/2016	11.06	0.23	(0.26)	(0.03)	(0.04)	0.00	(0.07)	(0.11)

I-2

03/31/2020	10.91	0.28	0.32	0.60	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.90	0.24	0.02	0.26	(0.25)	0.00	0.00	(0.25)

03/31/2018	11.06	0.27	(0.17)	0.10	(0.26)	0.00	0.00	(0.26)

03/31/2017	10.92	0.36	(0.07)	0.29	(0.15)	0.00	0.00	(0.15)

03/31/2016	11.06	0.21	(0.26)	(0.05)	(0.03)	0.00	(0.06)	(0.09)

I-3

03/31/2020	10.91	0.42	0.17	0.59	(0.21)	0.00	0.00	(0.21)

04/27/2018 - 03/31/2019	10.84	0.00	0.27	0.27	(0.20)	0.00	0.00	(0.20)

Administrative Class

03/31/2020	10.91	0.26	0.32	0.58	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.90	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

03/31/2018	11.06	0.26	(0.18)	0.08	(0.24)	0.00	0.00	(0.24)

03/31/2017	10.92	0.34	(0.07)	0.27	(0.13)	0.00	0.00	(0.13)

03/31/2016	11.06	0.20	(0.26)	(0.06)	(0.03)	0.00	(0.05)	(0.08)

Class A

03/31/2020	10.91	0.24	0.32	0.56	(0.18)	0.00	0.00	(0.18)

03/31/2019	10.90	0.19	0.04	0.23	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.06	0.24	(0.18)	0.06	(0.22)	0.00	0.00	(0.22)

03/31/2017	10.92	0.32	(0.06)	0.26	(0.12)	0.00	0.00	(0.12)

03/31/2016	11.06	0.18	(0.26)	(0.08)	(0.02)	0.00	(0.04)	(0.06)

Class C

03/31/2020	10.91	0.22	0.29	0.51	(0.13)	0.00	0.00	(0.13)

03/31/2019	10.90	0.15	0.02	0.17	(0.16)	0.00	0.00	(0.16)

03/31/2018	11.06	0.19	(0.18)	0.01	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.92	0.27	(0.07)	0.20	(0.06)	0.00	0.00	(0.06)

03/31/2016	11.06	0.13	(0.26)	(0.13)	(0.00)	0.00	(0.01)	(0.01)

14	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.29	5.61%	$5,522,909	0.53%		0.53%		0.45%		0.45%		2.57%		314%

10.91	2.54	5,517,445	0.98		0.98		0.45		0.45		2.12		254

10.90	0.97	5,897,511	0.88		0.88		0.45		0.45		2.57		165

11.06	2.77	6,244,022	0.64		0.64		0.45		0.45		3.19		168

10.92	(0.30)	5,567,545	0.58		0.58		0.45		0.45		2.15		102

11.29	5.51	935,442	0.63		0.63		0.55		0.55		2.52		314

10.91	2.44	974,012	1.08		1.08		0.55		0.55		2.26		254

10.90	0.87	1,526,955	0.98		0.98		0.55		0.55		2.47		165

11.06	2.67	1,314,546	0.74		0.74		0.55		0.55		3.21		168

10.92	(0.40)	737,538	0.68		0.68		0.55		0.55		1.96		102

11.29	5.46	10,697	0.68		0.73		0.60		0.65		3.82		314

10.91	2.52	547,619	1.13	*	1.18	*	0.60	*	0.65	*	(0.02	)*	254

11.29	5.35	294,894	0.78		0.78		0.70		0.70		2.37		314

10.91	2.28	326,112	1.23		1.23		0.70		0.70		2.02		254

10.90	0.72	467,089	1.13		1.13		0.70		0.70		2.34		165

11.06	2.51	566,810	0.89		0.89		0.70		0.70		3.05		168

10.92	(0.55)	644,290	0.83		0.83		0.70		0.70		1.86		102

11.29	5.19	1,840,709	0.93		0.93		0.85		0.85		2.19		314

10.91	2.13	1,925,170	1.38		1.38		0.85		0.85		1.78		254

10.90	0.57	2,270,060	1.28		1.28		0.85		0.85		2.20		165

11.06	2.36	1,735,196	1.04		1.04		0.85		0.85		2.89		168

10.92	(0.69)	1,914,434	0.98		0.98		0.85		0.85		1.68		102

11.29	4.67	137,907	1.43		1.43		1.35		1.35		1.95		314

10.91	1.62	247,192	1.88		1.88		1.35		1.35		1.36		254

10.90	0.07	365,067	1.78		1.78		1.35		1.35		1.70		165

11.06	1.85	700,614	1.54		1.54		1.35		1.35		2.39		168

10.92	(1.19)	826,925	1.48		1.48		1.35		1.35		1.25		102

ANNUAL REPORT	MARCH 31, 2020	15

Financial Highlights PIMCO Real Return Fund (cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2020	$10.91	$0.22	$0.32	$0.54	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2019	10.90	0.16	0.04	0.20	(0.19)	0.00	0.00	(0.19)

03/31/2018	11.06	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)

03/31/2017	10.92	0.29	(0.06)	0.23	(0.09)	0.00	0.00	(0.09)

03/31/2016	11.06	0.15	(0.25)	(0.10)	(0.02)	0.00	(0.02)	(0.04)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.29	4.93%	$226,195	1.18%	1.18%	1.10%	1.10%	1.96%	314%

10.91	1.88	241,378	1.63	1.63	1.10	1.10	1.52	254

10.90	0.32	281,230	1.53	1.53	1.10	1.10	1.93	165

11.06	2.10	316,281	1.29	1.29	1.10	1.10	2.62	168

10.92	(0.94)	336,691	1.23	1.23	1.10	1.10	1.42	102

ANNUAL REPORT	MARCH 31, 2020	17

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$10,976,457
Investments in Affiliates	389,174

Financial Derivative Instruments
Exchange-traded or centrally cleared	18,974
Over the counter	71,856
Cash	4,585
Deposits with counterparty	8,348
Foreign currency, at value	6,004
Receivable for investments sold	34,451
Receivable for investments sold on a delayed-delivery basis	2,902
Receivable for TBA investments sold	1,133,685
Receivable for Fund shares sold	11,329
Interest and/or dividends receivable	32,542
Dividends receivable from Affiliates	229
Reimbursement receivable from PIMCO	1

Total Assets	12,690,537

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$537,559
Payable for sale-buyback transactions	41,624

Financial Derivative Instruments
Exchange-traded or centrally cleared	15,214
Over the counter	104,718
Payable for investments purchased	14
Payable for investments in Affiliates purchased	229
Payable for TBA investments purchased	2,910,692
Deposits from counterparty	69,776
Payable for Fund shares redeemed	36,545
Distributions payable	1,026
Accrued investment advisory fees	1,889
Accrued supervisory and administrative fees	1,869
Accrued distribution fees	166
Accrued servicing fees	463

Total Liabilities	3,721,784

Net Assets	$8,968,753

Net Assets Consist of:

Paid in capital	$9,056,291
Distributable earnings (accumulated loss)	(87,538)

Net Assets	$8,968,753

Cost of investments in securities	$10,614,699
Cost of investments in Affiliates	$389,801
Cost of foreign currency held	$5,751
Cost or premiums of financial derivative instruments, net	$(21,100)

* Includes repurchase agreements of:	$4,030

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$5,522,909
I-2	935,442
I-3	10,697
Administrative Class	294,894
Class A	1,840,709
Class C	137,907
Class R	226,195

Shares Issued and Outstanding:

Institutional Class	489,083
I-2	82,838
I-3	947
Administrative Class	26,114
Class A	163,005
Class C	12,212
Class R	20,031

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.29
I-2	11.29
I-3	11.29
Administrative Class	11.29
Class A	11.29
Class C	11.29
Class R	11.29

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	19

Statement of Operations PIMCO Real Return Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$290,699
Dividends	146
Dividends from Investments in Affiliates	2,169
Total Income	293,014

Expenses:
Investment advisory fees	23,465
Supervisory and administrative fees	23,301
Distribution and/or servicing fees - Administrative Class	795
Distribution fees - Class C	937
Distribution fees - Class R	595
Servicing fees - Class A	4,782
Servicing fees - Class C	468
Servicing fees - Class R	595
Trustee fees	56
Interest expense	7,634
Miscellaneous expense	2
Total Expenses	62,630
Waiver and/or Reimbursement by PIMCO	(12)
Net Expenses	62,618

Net Investment Income (Loss)	230,396

Net Realized Gain (Loss):

Investments in securities	129,862
Investments in Affiliates	(1,202)
Exchange-traded or centrally cleared financial derivative instruments	(160,518)
Over the counter financial derivative instruments	126,561
Short sales	723
Foreign currency	8,205

Net Realized Gain (Loss)	103,631

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	204,380
Investments in Affiliates	(627)
Exchange-traded or centrally cleared financial derivative instruments	3,936
Over the counter financial derivative instruments	(55,186)
Foreign currency assets and liabilities	(618)

Net Change in Unrealized Appreciation (Depreciation)	151,885

Net Increase (Decrease) in Net Assets Resulting from Operations	$485,912

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$230,396	$201,326
Net realized gain (loss)	103,631	(110,016)
Net change in unrealized appreciation (depreciation)	151,885	127,636

Net Increase (Decrease) in Net Assets Resulting from Operations	485,912	218,946

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(116,917)	(137,201)
I-2	(19,123)	(33,072)
I-3	(476)	(2,342	)(a)
Administrative Class	(5,755)	(9,646)
Class A	(31,364)	(43,878)
Class C	(2,365)	(5,073)
Class R	(3,344)	(4,788)

Total Distributions(b)	(179,344)	(236,000)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,116,743)	(1,011,930)

Total Increase (Decrease) in Net Assets	(810,175)	(1,028,984)

Net Assets:

Beginning of year	9,778,928	10,807,912
End of year	$8,968,753	$9,778,928

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	21

Schedule of Investments PIMCO Real Return Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.3%

CORPORATE BONDS & NOTES 5.1%

BANKING & FINANCE 4.4%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$400	$388

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	500	558

Ally Financial, Inc.
4.250% due 04/15/2021		$300	295
8.000% due 11/01/2031		800	924

American Tower Corp.
3.450% due 09/15/2021		200	201

Aviation Capital Group LLC
2.875% due 01/20/2022		200	181
4.375% due 01/30/2024		100	90

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		300	270

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(e)(f)	EUR	1,400	1,316

Bank of Ireland
7.375% due 06/18/2020 •(e)(f)		2,960	3,157

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)		5,300	5,626
6.625% due 06/29/2021 •(e)(f)		5,600	5,928

Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	135,395	5,563

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$11,550	11,758

Deutsche Bank AG
4.250% due 10/14/2021		49,600	47,219

Dexia Credit Local S.A.
2.375% due 09/20/2022		1,200	1,246

Erste Group Bank AG
8.875% due 10/15/2021 •(e)(f)	EUR	200	220

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$9,800	9,187

ING Bank NV
2.625% due 12/05/2022		14,800	15,503

International Lease Finance Corp.
8.250% due 12/15/2020		900	895

Intesa Sanpaolo SpA
6.500% due 02/24/2021		1,900	1,926

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	402,707	57,261
2.500% due 10/01/2047		25	4

Lloyds Banking Group PLC
6.375% due 06/27/2020 •(e)(f)	EUR	700	713

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Corp.
5.875% due 03/25/2021		$200	$197

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		100	97
3.150% due 03/15/2021		200	197
3.875% due 09/21/2023		100	100

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	283,726	40,381
2.500% due 10/01/2047		10	1

NTT Finance Corp.
1.900% due 07/21/2021		$200	199

Nykredit Realkredit A/S
1.000% due 10/01/2050	DKK	853,268	121,640
2.500% due 10/01/2047		57	9

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		$100	95
5.250% due 08/15/2022		1,000	905

Realkredit Danmark A/S
2.500% due 07/01/2047	DKK	24	4

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$10,700	9,697
4.519% due 06/25/2024 •		6,900	6,958
7.500% due 08/10/2020 •(e)(f)		3,492	3,220
8.625% due 08/15/2021 •(e)(f)		2,830	2,774

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		200	202

UniCredit SpA
7.830% due 12/04/2023		37,100	39,669

			396,973

INDUSTRIALS 0.2%

AbbVie, Inc.
2.300% due 05/14/2021		200	199
2.900% due 11/06/2022		200	203

Allergan Sales LLC
5.000% due 12/15/2021		2,600	2,695

Campbell Soup Co.
3.300% due 03/15/2021		200	200

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		200	202
2.241% due 02/16/2021		200	201

Community Health Systems, Inc.
6.625% due 02/15/2025		100	93

Conagra Brands, Inc.
3.800% due 10/22/2021		200	202

CVS Health Corp.
3.350% due 03/09/2021		213	215

Discovery Communications LLC
2.950% due 03/20/2023		200	200

22	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Co.
2.542% (US0003M + 0.800%) due 08/07/2020 ~		$490	$482

Heathrow Funding Ltd.
4.875% due 07/15/2023		250	264

IHS Markit Ltd.
5.000% due 11/01/2022		100	105

Imperial Brands Finance PLC
2.950% due 07/21/2020		700	699
3.750% due 07/21/2022		400	400

JT International Financial Services BV
3.500% due 09/28/2023		400	418

Komatsu Finance America, Inc.
2.437% due 09/11/2022		200	201

Masco Corp.
3.500% due 04/01/2021		100	100

Microchip Technology, Inc.
3.922% due 06/01/2021		200	195

NXP BV
3.875% due 09/01/2022		200	201

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		100	103

Rockwell Collins, Inc.
3.100% due 11/15/2021		200	202

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,400	1,378

salesforce.com, Inc.
3.250% due 04/11/2023		100	104

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		113	112

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		200	205

Toyota Industries Corp.
3.110% due 03/12/2022		200	202

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,773	1,919

VMware, Inc.
3.900% due 08/21/2027		1,900	1,878

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		200	198

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	67,360	767

			14,543

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.870% due 09/02/2020 (g)		$5,000	5,024
3.870% due 09/02/2021 (g)		5,000	5,079

			10,103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.4%

American Transmission Systems, Inc.
5.250% due 01/15/2022	$100	$107

AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~	14,100	13,693
5.150% due 02/15/2050	8,900	10,679
5.300% due 08/15/2058	3,100	3,669

Duke Energy Corp.
2.400% due 08/15/2022	200	200

Eversource Energy
2.900% due 10/01/2024	300	308

Oncor Electric Delivery Co. LLC
7.000% due 09/01/2022	200	211

Petrobras Global Finance BV
5.093% due 01/15/2030	1,229	1,126

Progress Energy, Inc.
3.150% due 04/01/2022	100	101

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	3,900	3,844

Tampa Electric Co.
2.600% due 09/15/2022	200	197

		34,135

Total Corporate Bonds & Notes (Cost $475,430)		455,754

U.S. GOVERNMENT AGENCIES 21.2%

Fannie Mae
1.297% due 07/25/2037 - 05/25/2042 •	147	146
1.387% due 05/25/2036 •	37	36
1.392% due 02/25/2037 •	267	269
1.687% due 12/25/2036 - 07/25/2037 •	349	344
1.757% due 03/25/2036 •	89	89
3.092% due 04/01/2032 •	17	17
3.253% due 06/01/2043 - 10/01/2044 •	575	566
3.380% due 02/01/2034 •	13	13
3.399% due 04/01/2027 •	26	26
3.465% due 11/01/2033 •	18	18
3.518% due 10/01/2033 •	3	3
3.784% due 04/01/2033 •	141	144
3.900% due 02/01/2032 •	5	5
3.958% due 05/25/2035 ~	11	11
4.146% due 12/01/2036 •	24	25
4.251% due 09/01/2034 •	5	5
4.500% due 05/01/2035 •	67	68
4.605% due 05/01/2036 •	10	10
5.020% due 09/01/2034 •	11	11
5.110% due 04/01/2035 •	81	82

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 06/25/2028	$23	$26

Fannie Mae, TBA
3.000% due 06/01/2040	74,800	78,169

Freddie Mac
0.975% due 01/15/2037 •	4	4
1.077% due 08/25/2031 •	138	137
1.087% due 09/25/2031 •	338	335
3.189% due 02/25/2045 •	547	536
3.366% due 07/25/2044 •	112	117
3.654% due 07/01/2036 •	59	60
3.806% due 09/01/2036 •	45	45
3.875% due 01/01/2034 - 10/01/2036 •	240	244
4.141% due 01/01/2034 •	171	173
4.500% due 07/15/2020	1	1
4.577% due 06/01/2033 •	98	100
6.500% due 01/25/2028	9	10
7.000% due 10/15/2030	24	29

Ginnie Mae
1.173% due 02/20/2049 •	43,042	42,621
2.266% due 08/20/2068 •	18,141	17,511
2.433% due 01/20/2060 •	15,772	15,739
3.125% due 12/20/2035 •	322	334
3.250% due 07/20/2035 •	12	12

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	378,500	391,213
3.000% due 04/01/2050 - 05/01/2050	289,150	302,894
3.500% due 04/01/2050 - 05/01/2050	199,180	210,700
4.000% due 04/01/2050 - 05/01/2050	782,600	835,587

Total U.S. Government Agencies (Cost $1,856,027)		1,898,485

U.S. TREASURY OBLIGATIONS 81.7%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021 (k)(m)	24,385	23,890
0.125% due 01/15/2022 (k)(m)	17,183	16,937
0.125% due 04/15/2022 (k)	268,573	264,776
0.125% due 07/15/2022 (k)	107,322	106,316
0.125% due 01/15/2023 (k)	216,580	213,945
0.125% due 07/15/2026	202,965	204,935
0.125% due 01/15/2030 (m)	29,776	30,722
0.250% due 07/15/2029 (i)	734,954	764,046
0.250% due 02/15/2050 (m)	25,885	26,726
0.375% due 07/15/2023 (k)	46,365	46,648
0.375% due 01/15/2027 (i)	182,761	187,223
0.375% due 07/15/2027	178,033	183,310
0.500% due 04/15/2024	58,397	59,258
0.500% due 01/15/2028	156,670	163,394
0.625% due 07/15/2021 (k)(m)	34,473	34,150
0.625% due 04/15/2023 (i)	428,720	432,026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 01/15/2024 (k)(m)	$4,450	$4,524
0.625% due 01/15/2026	550,656	569,074
0.625% due 02/15/2043 (m)	46,583	51,154
0.750% due 07/15/2028	120,518	129,061
0.750% due 02/15/2042	126,120	141,355
0.750% due 02/15/2045	82,142	93,983
0.875% due 02/15/2047	150,559	179,358
1.000% due 02/15/2046	176,273	214,362
1.000% due 02/15/2048	52,822	65,124
1.000% due 02/15/2049	2,740	3,412
1.375% due 02/15/2044	441,638	567,065
1.750% due 01/15/2028	201,624	229,517
2.000% due 01/15/2026	204,705	227,814
2.125% due 02/15/2040	139,019	194,517
2.125% due 02/15/2041	49,202	68,558
2.375% due 01/15/2025	298,143	330,718
2.375% due 01/15/2027	105,423	122,277
2.500% due 01/15/2029	204,352	250,993
3.375% due 04/15/2032 (m)	11,335	16,033
3.625% due 04/15/2028 (i)	567,732	731,279
3.875% due 04/15/2029	251,276	339,080

U.S. Treasury Notes
1.750% due 12/31/2024 (i)	38,020	40,493

Total U.S. Treasury Obligations (Cost $6,880,389)		7,328,053

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

Adjustable Rate Mortgage Trust
4.262% due 08/25/2035 ~	249	224
4.342% due 10/25/2035 ^~	414	367

Alliance Bancorp Trust
1.187% due 07/25/2037 •	5,423	4,128

American Home Mortgage Assets Trust
1.137% due 05/25/2046 ^•	435	330
1.157% due 10/25/2046 •	6,468	3,879

American Home Mortgage Investment Trust
3.033% due 09/25/2045 •	259	249

Banc of America Funding Trust
3.790% due 01/20/2047 ~	4,895	4,145
4.184% due 01/20/2047 ^~	177	154
5.753% due 10/25/2036 ^þ	163	153
5.837% due 01/25/2037 ^þ	146	137
5.888% due 04/25/2037 ^þ	114	105

Banc of America Mortgage Trust
3.897% due 11/25/2035 ^~	490	433
3.933% due 12/25/2034 ~	183	181
4.441% due 07/25/2035 ^~	350	307

Bancorp Commercial Mortgage Trust
1.755% due 09/15/2036 •	23,649	22,555

BCAP LLC Trust
1.117% due 01/25/2037 ^•	1,250	1,136
3.587% due 04/26/2036 ~	3,214	2,504

24	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	$57	$51
3.677% due 02/25/2036 ^~	176	159
3.995% due 02/25/2034 ~	411	394
4.093% due 05/25/2047 ^~	836	733
4.103% due 01/25/2034 ~	158	152
4.183% due 07/25/2036 ^~	1,111	978
4.262% due 01/25/2034 ~	503	473
4.364% due 11/25/2034 ~	71	62
4.547% due 10/25/2035 ~	499	466

Bear Stearns ALT-A Trust
3.716% due 08/25/2036 ^~	437	369
3.795% due 09/25/2047 ^~	3,973	2,857
3.839% due 08/25/2036 ^~	312	270
3.877% due 11/25/2036 ~	892	738
3.882% due 05/25/2035 ~	39	35
3.958% due 09/25/2035 ^~	60	45

Chase Mortgage Finance Trust
3.700% due 12/25/2035 ^~	478	386
4.227% due 02/25/2037 ~	51	48
4.363% due 02/25/2037 ~	38	35

ChaseFlex Trust
1.447% due 06/25/2035 •	260	86

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.127% due 07/25/2036 •	243	209

CIM Trust
1.947% due 02/25/2049 •	1,743	1,730

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 09/25/2033	301	296

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ	5,554	5,517
3.258% due 04/25/2066 ~	2,339	2,323
4.023% due 03/25/2034 ~	78	73
4.111% due 07/25/2046 ^~	690	570
4.128% due 09/25/2037 ^~	286	252
4.810% due 05/25/2035 •	165	155

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	127	111

Countrywide Alternative Loan Trust
0.953% due 02/20/2047 ^•	71	48
0.968% due 12/20/2046 ^•	4,155	3,082
0.983% due 03/20/2046 •	175	134
0.983% due 07/20/2046 ^•	4,036	2,761
1.057% due 06/25/2046 •	427	418
1.117% due 01/25/2037 ^•	74	72
1.413% due 11/20/2035 •	463	376
1.647% due 10/25/2035 ^•	120	75
2.966% due 12/25/2035 •	777	659
3.832% due 02/25/2037 ^~	2,346	2,021
5.000% due 07/25/2035	171	136
5.500% due 11/25/2035 ^	37	34
5.750% due 05/25/2036	1,217	737
6.000% due 01/25/2037 ^	1,931	1,413

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2037 ^		$81	$49
6.000% due 04/25/2037		1,908	1,807
6.500% due 08/25/2032		119	119

Countrywide Home Loan Mortgage Pass-Through Trust
1.527% due 04/25/2035 •		363	292
1.587% due 03/25/2035 •		8	7
3.358% due 04/25/2035 ^~		164	125
3.414% due 03/25/2037 ^~		200	163
3.419% due 02/25/2047 ^~		192	158
3.493% due 04/20/2036 ^~		123	100
3.500% due 02/20/2036 ^~		72	59
3.775% due 11/25/2037 ~		1,826	1,579
3.777% due 10/20/2035 ~		19,168	17,340
3.814% due 01/20/2035 ~		14	13
3.826% due 11/25/2034 ~		9	8
4.120% due 04/20/2035 ~		51	45
4.130% due 11/20/2034 ~		30	26
4.409% due 01/20/2035 ~		92	88
5.500% due 11/25/2035 ^		137	110
5.500% due 04/25/2038		339	350
6.000% due 04/25/2036		1,999	1,442
6.000% due 03/25/2037 ^		5,764	4,289

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.800% due 07/25/2033 ~		8	7

Credit Suisse Mortgage Capital Certificates
3.549% due 08/26/2058		4,329	4,501

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~		428	174

Credit Suisse Mortgage Capital Trust
3.322% due 10/25/2058 ~		2,575	2,692

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.520% due 10/25/2035 ~		53	47

First Horizon Alternative Mortgage Securities Trust
3.534% due 09/25/2034 ~		98	90
3.776% due 06/25/2034 ~		336	308
6.000% due 02/25/2037 ^		900	588
6.250% due 08/25/2037 ^		211	141

First Horizon Mortgage Pass-Through Trust
4.622% due 08/25/2035 ~		399	308

Great Hall Mortgages PLC
0.643% due 03/18/2039 •	GBP	477	566
0.663% due 06/18/2038 •		396	471

GreenPoint Mortgage Funding Trust
1.387% due 06/25/2045 •		$617	491

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	160	147

GSR Mortgage Loan Trust
3.976% due 04/25/2035 ~		$64	56
4.124% due 11/25/2035 ~		35	31
4.154% due 11/25/2035 ~		274	258

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.185% due 11/25/2035 ^~		$657	$575
4.655% due 07/25/2035 ~		216	187

HarborView Mortgage Loan Trust
0.940% due 09/19/2037 •		244	200
1.060% due 11/19/2035 •		860	699
1.113% due 06/20/2035 •		228	212
1.114% due 07/21/2036 •		198	186
1.190% due 05/19/2035 •		6	6
1.230% due 03/19/2036 ^•		611	494
1.250% due 01/19/2036 •		1,495	1,039
3.763% due 04/19/2034 ~		92	80
3.829% due 01/19/2035 ~		351	303

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	36,278	44,339

HomeBanc Mortgage Trust
3.959% due 04/25/2037 ^~		$912	764

Impac CMB Trust
1.847% due 10/25/2033 •		32	30

IndyMac Mortgage Loan Trust
1.067% due 07/25/2036 •		924	738
1.147% due 06/25/2046 •		1,642	1,279
1.227% due 07/25/2035 •		358	276
1.247% due 11/25/2035 ^•		175	114
1.247% due 06/25/2037 ^•		350	177
3.308% due 01/25/2036 ^~		111	95
3.406% due 10/25/2035 ~		128	100
3.601% due 08/25/2035 ~		165	136
3.601% due 08/25/2035 ^~		132	108
3.612% due 06/25/2036 ~		216	191
3.854% due 12/25/2034 ~		63	55
3.879% due 08/25/2036 ~		466	381
3.903% due 11/25/2035 ^~		262	218
4.087% due 10/25/2034 ~		346	319
4.226% due 11/25/2035 ^~		6	6

JPMorgan Alternative Loan Trust
1.177% due 12/25/2036 •		3,607	3,027
1.407% due 03/25/2036 •		3,165	2,785
6.000% due 12/27/2036		158	120

JPMorgan Chase Commercial Mortgage Securities Trust
2.155% due 12/15/2031 •		6,100	5,957

JPMorgan Mortgage Trust
3.713% due 10/25/2035 ^~		103	81
3.923% due 11/25/2035 ^~		209	175
3.938% due 06/25/2036 ^~		28	22
4.055% due 06/25/2035 ~		28	25
4.067% due 07/25/2035 ~		268	261
4.208% due 08/25/2035 ~		272	250
4.222% due 07/25/2035 ~		96	87
4.539% due 07/25/2035 ~		52	47
4.559% due 08/25/2035 ~		243	223
5.141% due 04/25/2035 ~		25	24

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		5,612	5,032

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
1.197% due 08/25/2037 •	$5,018	$4,277
2.097% due 12/25/2037 •	19,448	15,924

Luminent Mortgage Trust
1.307% due 12/25/2036 ^•	532	429

MASTR Adjustable Rate Mortgages Trust
1.157% due 04/25/2046 •	1,622	1,335
3.593% due 12/25/2033 ~	708	621
3.804% due 12/25/2033 ~	25	25
4.684% due 11/21/2034 ~	229	218

MASTR Alternative Loan Trust
1.347% due 03/25/2036 ^•	925	70

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.405% due 11/15/2031 •	67	62
1.445% due 09/15/2030 •	37	35

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.145% due 12/15/2030 •	133	123
1.185% due 06/15/2030 •	71	66
1.565% due 08/15/2032 •	131	113
2.612% due 10/20/2029 •	49	44

Merrill Lynch Mortgage Investors Trust
1.197% due 11/25/2035 •	328	268
1.473% due 03/25/2030 •	28	24
1.673% due 11/25/2029 •	14	13
3.617% due 12/25/2035 ~	97	79
3.625% due 05/25/2036 ~	43	37
3.636% due 12/25/2034 ~	298	276
3.732% due 02/25/2035 ~	249	220
3.747% due 02/25/2033 ~	678	595
3.869% due 02/25/2034 ~	879	830
4.077% due 06/25/2037 ~	199	181
4.266% due 09/25/2035 ^~	124	104

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ	248	140

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	36,540	36,615
4.500% due 05/25/2058 ~	5,172	5,373

New York Mortgage Trust
3.990% due 05/25/2036 ^~	163	150

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.030% due 02/25/2036 ^~	86	67
5.820% due 03/25/2047 þ	314	297
6.138% due 03/25/2047 þ	291	275

Provident Funding Mortgage Loan Trust
3.974% due 04/25/2034 ~	14	13
4.737% due 08/25/2033 ~	378	332

Residential Accredit Loans, Inc. Trust
1.127% due 06/25/2046 •	2,896	857
1.247% due 08/25/2035 •	74	58
1.507% due 12/25/2045 •	1,047	791

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.910% due 10/25/2037 ~		$5,344	$4,289
3.326% due 09/25/2045 •		158	133
5.013% due 09/25/2035 ^~		89	73

Residential Asset Securitization Trust
1.347% due 05/25/2035 •		6,224	4,582
1.347% due 01/25/2046 ^•		67	19
5.000% due 05/25/2020		1	1
5.500% due 06/25/2033		90	89
6.250% due 10/25/2036 ^		757	706
6.500% due 06/25/2037		1,795	552

Sequoia Mortgage Trust
0.973% due 07/20/2036 •		896	797
1.100% due 10/19/2026 •		21	20
1.533% due 10/20/2027 •		23	21
1.573% due 10/20/2027 •		55	51
1.673% due 12/20/2032 •		44	41
2.475% due 05/20/2034 •		332	311

Silverstone Master Issuer PLC
1.461% due 01/21/2070 •	GBP	2,407	2,946
2.389% due 01/21/2070 •		$344	339

Structured Adjustable Rate Mortgage Loan Trust
1.267% due 10/25/2035 •		548	477
3.033% due 10/25/2037 ^•		239	196
3.366% due 01/25/2035 ^•		17	14
3.548% due 11/25/2035 ^~		98	79
3.712% due 09/25/2036 ^~		627	455
3.872% due 02/25/2034 ~		193	175
3.982% due 08/25/2035 ~		97	84
4.087% due 09/25/2034 ~		4	3
4.099% due 09/25/2035 ~		401	360
4.111% due 04/25/2034 ~		5	5
4.286% due 05/25/2036 ^~		218	196

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		588	519
1.157% due 04/25/2036 •		624	606
1.157% due 05/25/2036 •		2,814	2,336
1.177% due 02/25/2036 •		319	265
1.207% due 03/25/2037 •		121	69
1.257% due 12/25/2035 ^•		202	174
1.410% due 09/19/2032 •		103	94
1.410% due 10/19/2034 •		52	47
1.450% due 03/19/2034 •		141	129

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.911% due 01/25/2034 ~		16	14

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ		1,230	66

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	33,088	39,923

Trinity Square PLC
1.875% due 07/15/2051 •		12,873	15,722

WaMu Mortgage Pass-Through Certificates Trust
1.497% due 07/25/2044 •		$1,116	1,020
1.627% due 01/25/2045 •		799	733

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.747% due 10/25/2044 •	$234	$212
2.207% due 07/25/2045 •	20	17
2.234% due 02/27/2034 •	619	557
2.666% due 03/25/2047 ^•	4,359	3,861
2.736% due 05/25/2047 •	604	502
2.873% due 12/25/2046 ^•	2,119	1,698
2.946% due 06/25/2046 •	73	64
2.966% due 02/25/2046 •	577	504
3.063% due 01/25/2037 ^~	1,176	972
3.166% due 11/25/2042 •	34	29
3.357% due 12/25/2036 ^~	751	666
3.366% due 06/25/2042 •	75	63
3.428% due 04/25/2037 ^~	744	596
3.430% due 05/25/2037 ^~	1,345	1,063
3.478% due 02/25/2037 ^~	1,719	1,382
3.624% due 03/25/2035 ~	73	68
3.655% due 02/25/2037 ^~	347	282
3.749% due 12/25/2035 ~	356	306
3.752% due 12/25/2035 ~	31	27
3.838% due 03/25/2034 ~	53	49
3.860% due 08/25/2036 ^~	137	113
4.121% due 09/25/2035 ~	215	206
4.645% due 06/25/2033 ~	263	240

Washington Mutual Mortgage Pass-Through Certificates Trust
2.936% due 05/25/2046 ^•	1,340	994
6.000% due 06/25/2037	7,500	6,488
6.500% due 08/25/2035	252	218

Wells Fargo Mortgage-Backed Securities Trust
4.093% due 04/25/2036 ~	971	948
4.353% due 12/28/2037 ~	3,396	3,158
4.613% due 10/25/2036 ~	21	19

Total Non-Agency Mortgage-Backed Securities (Cost $378,570)		357,964

ASSET-BACKED SECURITIES 5.8%

ACE Securities Corp. Home Equity Loan Trust
2.747% due 10/25/2032 •	30	30
2.747% due 06/25/2034 •	158	138

Aegis Asset-Backed Securities Trust
1.377% due 12/25/2035 •	2,350	1,999

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.877% due 05/25/2035 •	1,800	1,683

Argent Mortgage Loan Trust
1.427% due 05/25/2035 •	2,058	1,683

Argent Securities Trust
1.097% due 07/25/2036 •	4,076	3,150
1.107% due 05/25/2036 •	1,297	434

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.307% due 10/25/2035 •	773	771

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	2,800	$3,025

B&M CLO Ltd.
2.573% due 04/16/2026 •		$841	837

Babson Euro CLO BV
0.434% due 10/25/2029 •	EUR	1,899	2,069

Barings Euro CLO BV
0.680% due 07/27/2030 •		3,800	4,134
1.050% due 07/27/2030		600	654

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$2,772	2,753

Bear Stearns Asset-Backed Securities Trust
1.057% due 04/25/2031 •		122	199
1.207% due 10/25/2036 •		100	97

California Street CLO Ltd.
2.861% due 10/15/2025 •		8,587	8,516

Carrington Mortgage Loan Trust
1.347% due 01/25/2036 •		2,000	1,698

CIFC Funding Ltd.
2.654% due 10/25/2027 •		9,400	9,241

CIT Mortgage Loan Trust
2.447% due 10/25/2037 •		12,029	10,164

Citigroup Mortgage Loan Trust
1.857% due 12/25/2036 •		3,694	2,768

Citigroup Mortgage Loan Trust, Inc.
1.167% due 08/25/2036 •		324	324
1.277% due 10/25/2036 •		17,188	14,770

Countrywide Asset-Backed Certificates
1.087% due 08/25/2037 ^•		236	185
1.137% due 11/25/2037 •		7,167	6,319
1.197% due 03/25/2037 •		10,300	8,450
5.805% due 04/25/2036 ^~		734	647

Countrywide Asset-Backed Certificates Trust
1.137% due 06/25/2047 •		593	579
1.687% due 08/25/2047 •		1,099	984

Countrywide Asset-Backed Certificates Trust, Inc.
1.727% due 11/25/2034 •		530	458

Crown Point CLO Ltd.
2.776% due 07/17/2028 •		13,000	12,500

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 þ		194	64

CVP Cascade CLO Ltd.
2.993% due 01/16/2026 •		1,055	1,050

Dorchester Park CLO DAC
2.719% due 04/20/2028 •		4,150	4,062

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	2,300	2,509

Euro-Galaxy CLO BV
0.820% due 11/10/2030 •		1,950	2,112

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		$11,600	11,271

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
1.417% due 11/25/2036 •		$14,950	$11,643

Flagship CLO Ltd.
2.693% due 01/16/2026 •		3,932	3,882

Fremont Home Loan Trust
1.082% due 10/25/2036 •		3,052	2,501

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		1,935	1,349

GSAMP Trust
1.317% due 03/25/2047 •		3,000	1,959
1.922% due 03/25/2035 ^•		3,794	3,063

Halcyon Loan Advisors Funding Ltd.
2.747% due 04/20/2027 •		3,608	3,586

Home Equity Asset Trust
1.397% due 02/25/2036 •		13,300	11,673
1.742% due 07/25/2034 •		961	909

HSI Asset Securitization Corp. Trust
1.217% due 02/25/2036 •		2,300	2,145

IndyMac Mortgage Loan Trust
1.017% due 07/25/2036 •		4,655	1,731

JMP Credit Advisors CLO Ltd.
2.686% due 01/17/2028 •		13,550	13,290

JPMorgan Mortgage Acquisition Trust
1.157% due 10/25/2036 •		685	633

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		3,492	3,545
3.750% due 04/25/2059 þ		5,955	5,832

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		5,275	3,832

Lehman XS Trust
1.107% due 05/25/2036 •		4,441	3,957
1.747% due 10/25/2035 •		317	311
5.201% due 06/25/2036 þ		5,361	5,121

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •		14,100	13,721

Long Beach Mortgage Loan Trust
1.682% due 08/25/2035 •		51	50

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •		9,360	9,095

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	4,150	4,274

Marlette Funding Trust
2.690% due 09/17/2029		$2,409	2,334

Merrill Lynch Mortgage Investors Trust
1.027% due 09/25/2037 •		125	69
1.067% due 02/25/2037 •		124	44

MidOcean Credit CLO
2.631% due 04/15/2027 •		3,317	3,259

Monarch Grove CLO
2.674% due 01/25/2028 •		8,610	8,351

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
1.177% due 10/25/2036 •		$148	$81
1.287% due 03/25/2037 •		533	257

Morgan Stanley Dean Witter Capital, Inc. Trust
2.297% due 02/25/2033 •		531	510

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^~		142	84
6.000% due 02/25/2037 ^~		139	94

Mountain View CLO Ltd.
2.631% due 10/15/2026 •		4,875	4,825

Neuberger Berman CLO Ltd.
2.631% due 07/15/2027 •		5,360	5,220

New Century Home Equity Loan Trust
1.712% due 02/25/2035 •		1,149	1,021

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.237% due 03/25/2036 •		4,100	3,794

NovaStar Mortgage Funding Trust
1.117% due 11/25/2036 •		1,558	605
1.652% due 01/25/2036 •		2,200	2,075
2.027% due 06/25/2035 •		2,517	2,359

OCP CLO Ltd.
2.631% due 07/15/2027 •		939	929

Octagon Investment Partners Ltd.
2.681% due 07/15/2027 •		2,940	2,844

Palmer Square Loan Funding Ltd.
2.701% due 10/24/2027 •		13,703	13,342
2.789% due 04/20/2027 •		2,224	2,178

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.437% due 09/25/2035 •		3,800	3,463
1.922% due 10/25/2034 •		413	407
1.937% due 09/25/2034 •		414	406
1.997% due 10/25/2034 •		4,900	4,445

Popular ABS Mortgage Pass-Through Trust
1.637% due 06/25/2035 •		626	525

Renaissance Home Equity Loan Trust
2.047% due 09/25/2037 •		35,289	15,967

Residential Asset Securities Corp. Trust
1.187% due 08/25/2036 •		4,616	3,338

Residential Mortgage Loan Trust
2.447% due 09/25/2029 •		6	6

Saxon Asset Securities Trust
1.667% due 05/25/2035 •		500	457

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	180	195
2.694% due 07/25/2023 •		$7,945	7,724
3.294% due 04/25/2023 •		37,642	37,316

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		24,700	24,011

Soundview Home Loan Trust
1.127% due 07/25/2037 •		4,487	3,864

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		$20,216	$19,054

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		1,798	1,796

Starwood Commercial Mortgage Trust
1.785% due 07/15/2038 •		23,800	22,022

Structured Asset Investment Loan Trust
1.652% due 03/25/2034 •		288	259

Structured Asset Securities Corp. Mortgage Loan Trust
1.247% due 04/25/2036 •		18,016	11,074
1.517% due 10/25/2036 •		1,700	1,574
3.081% due 04/25/2035 •		107	99

Sudbury Mill CLO Ltd.
2.986% due 01/17/2026 •		7,580	7,570

Symphony CLO Ltd.
2.711% due 04/15/2028 •		2,040	1,983
2.788% due 07/14/2026 •		6,105	5,930

Telos CLO Ltd.
2.786% due 04/17/2028 •		5,864	5,698

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •		648	638
2.711% due 01/15/2026 •		5,726	5,706

TICP CLO Ltd.
2.619% due 07/20/2027 •		4,454	4,353
2.659% due 04/20/2028 •		6,420	6,226

Tralee CLO Ltd.
2.849% due 10/20/2027 •		6,239	6,143

Venture CDO Ltd.
2.711% due 04/15/2027 •		5,490	5,348

Venture CLO Ltd.
2.413% due 02/28/2026 •		19,033	18,506
2.711% due 07/15/2027 •		6,612	6,490

Wachovia Mortgage Loan Trust
1.607% due 10/25/2035 •		289	289

Wells Fargo Home Equity Asset-Backed Securities Trust
3.347% due 12/25/2034 •		400	348

WhiteHorse Ltd.
2.766% due 04/17/2027 •		4,266	4,224

Total Asset-Backed Securities (Cost $549,197)			522,158

SOVEREIGN ISSUES 4.4%

Argentina Government International Bond
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	61,890	470
38.039% (ARLLMONP) due 06/21/2020 ~		512,214	3,715
42.781% (BADLARPP) due 10/04/2022 ~		6,900	85

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	16,139	$10,020
3.000% due 09/20/2025 (d)		70,279	49,582

Canada Government Real Return Bond
4.250% due 12/01/2026	CAD	32,707	29,132

Japan Government International Bond
0.100% due 03/10/2027	JPY	270,095	2,510
0.100% due 03/10/2028		6,675,205	62,050
0.100% due 03/10/2029		5,948,770	55,186

Mexico Government International Bond
4.000% due 11/08/2046	MXN	1,087	48
7.750% due 05/29/2031		206,976	9,058

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	100,355	65,761
3.000% due 09/20/2030 (d)		20,050	15,084

Peru Government International Bond
5.940% due 02/12/2029	PEN	30,600	9,546

Qatar Government International Bond
3.875% due 04/23/2023		$11,000	11,344

Saudi Government International Bond
4.000% due 04/17/2025		12,970	13,512

United Kingdom Gilt
0.125% due 08/10/2048 (i)	GBP	14,194	30,758
1.250% due 11/22/2027 (i)		18,047	29,843

Total Sovereign Issues (Cost $457,931)			397,704

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Santander S.A.
5.250% due 09/29/2023 •(e)(f)		800,000	726
6.250% due 09/11/2021 •(e)(f)		2,100,000	2,092

Bank of America Corp.
5.875% due 03/15/2028 •(e)		6,580,000	6,673

Total Preferred Securities (Cost $9,794)			9,491

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (h) 0.0%
			$4,030

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	37,135	343
36.751% due 04/03/2020 ~		86,940	976
53.823% due 05/13/2020 (b)(c)		18,420	136

			1,455

U.S. TREASURY BILLS 0.0%
0.080% due 06/11/2020 - 06/18/2020 (a)(b)(m)		$1,363	1,363

Total Short-Term Instruments (Cost $7,361)			6,848

Total Investments in Securities (Cost $10,614,699)			10,976,457

		SHARES
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short-Term Floating NAV Portfolio III		39,626,709	389,174

Total Short-Term Instruments (Cost $389,801)			389,174

Total Investments in Affiliates (Cost $389,801)			389,174

Total Investments 126.7% (Cost $11,004,500)			$11,365,631

Financial Derivative Instruments (j)(l) (0.3)% (Cost or Premiums, net $(21,100))			(29,102)

Other Assets and Liabilities, net (26.4)%			(2,367,776)

Net Assets 100.0%			$8,968,753

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.870%	09/02/2020	05/22/2018	$5,000	$5,024	0.05%
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	5,000	5,079	0.06

				$10,000	$10,103	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$4,030	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(4,112)	$4,030	$4,030

Total Repurchase Agreements						$(4,112)	$4,030	$4,030

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	1.700%	03/12/2020	04/09/2020	$	(10,630)	$(10,640)
BPS	0.830	02/12/2020	05/14/2020	GBP	(24,105)	(29,975)
CIB	1.740	02/13/2020	04/13/2020	$	(103,730)	(103,970)
JPS	0.780	03/09/2020	06/08/2020		(28,250)	(28,264)
RCY	0.940	03/11/2020	04/09/2020		(364,510)	(364,710)

Total Reverse Repurchase Agreements						$(537,559)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BPG	1.720%	02/18/2020	04/13/2020	$(729)	$(730)
	1.730	02/18/2020	04/09/2020	(2,394)	(2,400)
UBS	1.710	02/20/2020	04/13/2020	(38,419)	(38,494)

Total Sale-Buyback Transactions					$(41,624)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(10,640)	$0	$(10,640)	$10,782	$142
BPS	0	(29,975)	0	(29,975)	29,802	(173)
CIB	0	(103,970)	0	(103,970)	102,055	(1,915)
FICC	4,030	0	0	4,030	(4,112)	(82)
JPS	0	(28,264)	0	(28,264)	28,123	(141)
RCY	0	(364,710)	0	(364,710)	362,884	(1,826)

Master Securities Forward Transaction Agreement
BPG	0	0	(3,130)	(3,130)	3,145	15
UBS	0	0	(38,494)	(38,494)	38,437	(57)

Total Borrowings and Other Financing Transactions	$4,030	$(537,559)	$(41,624)

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(479,320)	$(28,264)	$0	$(507,584)
Sovereign Issues	0	0	(29,975)	0	(29,975)

Total	$0	$(479,320)	$(58,239)	$0	$(537,559)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(41,624)	0	0	(41,624)

Total	$0	$(41,624)	$0	$0	$(41,624)

Total Borrowings	$0	$(520,944)	$(58,239)	$0	$(579,183)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(579,183)

(i)	Securities with an aggregate market value of $577,405 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(510,301) at a weighted average interest rate of 1.289%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(23) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	1,826	$347,417	$(1,743)	$2,094	$(2,195)
Gold 100 oz. June Futures	06/2020	96	15,327	(9)	26	(35)
U.S. Treasury 2-Year Note June Futures	06/2020	433	95,426	1,478	0	(13)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	1,935	429,328	31,461	0	(6,289)

				$31,187	$2,120	$(8,532)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	06/2020	190	$(13,686)	$(71)	$0	$(8)
Australia Government 10-Year Bond June Futures	06/2020	306	(28,348)	121	0	(377)
Euro-Bobl June Futures	06/2020	830	(123,772)	664	275	(302)
Euro-BTP Italy Government Bond June Futures	06/2020	93	(14,504)	640	243	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Buxl 30-Year Bond June Futures	06/2020	129	$(29,863)	$1,121	$649	$(324)
Euro-OAT France Government 10-Year Bond June Futures	06/2020	9	(1,660)	31	13	(6)
Euro-Schatz June Futures	06/2020	13,665	(1,690,829)	2,260	753	(980)
Japan Government 10-Year Bond June Futures	06/2020	82	(116,352)	1,862	122	(297)
U.S. Treasury 5-Year Note June Futures	06/2020	1,170	(146,670)	(5,385)	55	0
U.S. Treasury 10-Year Note June Futures	06/2020	6,838	(948,345)	(30,838)	992	(55)
U.S. Treasury 30-Year Bond June Futures	06/2020	2,552	(456,968)	(35,294)	4,227	0
United Kingdom Long Gilt June Futures	06/2020	1,153	(195,043)	(3,911)	716	(573)

				$(68,800)	$8,045	$(2,922)

Total Futures Contracts				$(37,613)	$10,165	$(11,454)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR 3,690	$61	$(50)	$11	$0	$(4)
General Electric Co.	1.000	Quarterly	12/20/2020	1.362	$ 2,000	(50)	45	(5)	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2023	1.948	4,100	(227)	91	(136)	24	0

						$(216)	$86	$(130)	$24	$(5)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$139,944	$(8,353)	$16,652	$8,299	$1,859	$0
CDX.HY-34 5-Year Index	(5.000)	Quarterly	06/20/2025	44,200	1,759	921	2,680	599	0

					$(6,594)	$17,573	$10,979	$2,458	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Europe Main 32 5-Year Index	1.000%	Quarterly	12/20/2024	EUR 89,600	$1,074	$(836)	$238	$0	$(151)

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	42,320	$99	$(14,953)	$(14,854)	$1,282	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		8,500	21	(3,957)	(3,936)	269	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		18,483	105	(8,908)	(8,803)	587	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		6,490	16	(3,143)	(3,127)	207	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	46,850	143	(5,503)	(5,360)	0	(180)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	03/12/2021	$	2,462,610	3,498	20,613	24,111	611	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2021		2,466,000	(11,923)	(9,562)	(21,485)	0	(627)
Pay	3-Month USD-LIBOR	1.849	Semi-Annual	02/24/2025		93,200	0	6,082	6,082	30	0
Receive	3-Month USD-LIBOR	1.404	Semi-Annual	03/12/2025		518,720	(3,591)	(20,090)	(23,681)	0	(52)
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		519,000	10,443	9,361	19,804	0	(24)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		30,600	(122)	(11,310)	(11,432)	927	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		14,400	(43)	(5,295)	(5,338)	442	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	120,720	(704)	3,226	2,522	163	0
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		26,800	(1,055)	(2,840)	(3,895)	0	(113)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	1,141,690	(15)	(251)	(266)	0	(8)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,225,400	(119)	(712)	(831)	0	(21)
Receive	CPTFEMU	1.085	Maturity	01/15/2024	EUR	40	0	(2)	(2)	0	0
Pay	CPTFEMU	1.243	Maturity	08/15/2039		10,770	0	880	880	0	(59)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		6,045	3	2,588	2,591	0	(133)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		375	0	163	163	0	(6)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		8,460	29	3,673	3,702	0	(145)
Pay	CPTFEMU	1.387	Maturity	08/15/2049		5,250	0	715	715	0	(95)
Pay	CPTFEMU	1.450	Maturity	02/15/2050		6,700	0	1,089	1,089	0	(348)
Receive	CPURNSA	2.021	Maturity	11/25/2020	$	3,100	0	(57)	(57)	24	0
Pay	CPURNSA	1.240	Maturity	02/27/2021		93,300	0	1,940	1,940	0	(33)
Pay	CPURNSA	1.200	Maturity	02/28/2021		96,300	(1)	1,959	1,958	0	(37)
Receive	CPURNSA	1.875	Maturity	03/14/2021		45,000	0	(1,114)	(1,114)	0	(25)
Receive	CPURNSA	1.927	Maturity	03/18/2021		5,900	0	(153)	(153)	0	(4)
Receive	CPURNSA	1.432	Maturity	07/25/2021		13,100	0	(318)	(318)	0	(24)
Receive	CPURNSA	1.550	Maturity	07/26/2021		31,500	1,066	(1,340)	(274)	0	(61)
Receive	CPURNSA	1.432	Maturity	08/06/2021		33,000	0	(803)	(803)	0	(62)
Receive	CPURNSA	1.445	Maturity	09/09/2021		53,590	0	(1,331)	(1,331)	0	(102)
Receive	CPURNSA	1.603	Maturity	09/12/2021		25,330	763	(1,130)	(367)	0	(54)
Receive	CPURNSA	1.580	Maturity	09/20/2021		96,300	0	(2,721)	(2,721)	0	(198)
Receive	CPURNSA	1.592	Maturity	09/20/2021		27,700	(5)	(784)	(789)	0	(57)
Receive	CPURNSA	1.488	Maturity	10/01/2021		25,800	0	(698)	(698)	0	(57)
Receive	CPURNSA	2.069	Maturity	07/15/2022		17,600	0	(842)	(842)	0	(22)
Receive	CPURNSA	2.210	Maturity	02/05/2023		116,510	0	(7,480)	(7,480)	0	(174)
Receive	CPURNSA	2.263	Maturity	04/27/2023		14,183	0	(1,029)	(1,029)	0	(17)
Pay	CPURNSA	2.370	Maturity	06/06/2028		22,300	0	3,184	3,184	104	0
Pay	CPURNSA	2.379	Maturity	07/09/2028		14,700	(8)	2,133	2,125	62	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		32,400	0	3,715	3,715	153	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		9,100	1	895	896	39	0
Pay	CPURNSA	1.760	Maturity	11/04/2029		78,400	(65)	5,518	5,453	356	0
Pay	CPURNSA	1.883	Maturity	11/20/2029		23,300	22	1,912	1,934	103	0
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	4,870	0	12	12	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		2,180	1	(33)	(32)	16	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		23,170	(1)	(746)	(747)	0	(45)
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		20,100	0	(903)	(903)	0	(70)
Pay	FRCPXTOB	1.280	Maturity	11/15/2034		5,500	0	444	444	0	(5)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		200	0	52	52	0	(1)
Pay	FRCPXTOB	1.410	Maturity	11/15/2039		18,500	0	1,872	1,872	0	(182)
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	53,400	9	3,320	3,329	44	0
Pay	UKRPI	3.390	Maturity	01/15/2030		62,300	10	749	759	40	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.438%	Maturity	01/15/2030	GBP	87,200	$0	$1,747	$1,747	$57	$0
Pay	UKRPI	3.350	Maturity	05/15/2030		9,920	(215)	872	657	13	0
Pay	UKRPI	3.400	Maturity	06/15/2030		16,110	(101)	1,338	1,237	29	0
Pay	UKRPI	3.325	Maturity	08/15/2030		49,000	460	2,009	2,469	36	0
Pay	UKRPI	3.300	Maturity	12/15/2030		600	(28)	48	20	1	0
Pay	UKRPI	3.100	Maturity	06/15/2031		29,140	(3,531)	2,302	(1,229)	43	0
Pay	UKRPI	3.530	Maturity	10/15/2031		3,700	91	204	295	5	0
Pay	UKRPI	3.470	Maturity	09/15/2032		51,215	6	4,004	4,010	163	0
Pay	UKRPI	3.500	Maturity	09/15/2033		5,610	4	518	522	24	0
Pay	UKRPI	3.579	Maturity	10/15/2033		7,300	0	895	895	36	0
Pay	UKRPI	3.572	Maturity	05/15/2034		30,820	0	3,177	3,177	170	0
Receive	UKRPI	3.610	Maturity	09/15/2034		52,400	0	(6,440)	(6,440)	0	(304)
Receive	UKRPI	3.370	Maturity	01/15/2035		26,600	(113)	(1,146)	(1,259)	0	(161)
Receive	UKRPI	3.030	Maturity	03/15/2035		3,950	0	191	191	0	(21)
Receive	UKRPI	3.055	Maturity	03/15/2035		6,410	0	267	267	0	(34)
Receive	UKRPI	3.060	Maturity	03/15/2035		8,000	0	322	322	0	(43)
Pay	UKRPI	3.358	Maturity	04/15/2035		16,400	(482)	2,527	2,045	119	0
Pay	UKRPI	3.580	Maturity	06/15/2039		3,820	4	809	813	41	0
Pay	UKRPI	3.600	Maturity	06/15/2039		12,250	(3)	2,723	2,720	131	0

							$(5,331)	$(15,546)	$(20,877)	$6,327	$(3,604)

Total Swap Agreements							$(11,067)	$1,277	$(9,790)	$8,809	$(3,760)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$10,165	$8,809	$18,974	$0	$(11,454)	$(3,760)	$(15,214)

(k)

Securities with an aggregate market value of $75,593 and cash of $8,348 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2020	CNH	3,973	$	563	$3	$0
BOA	04/2020	BRL	92,599		17,812	0	(9)
	04/2020	GBP	131,833		169,985	6,235	0
	04/2020	ILS	11,856		3,256	0	(93)
	04/2020	RUB	589,296		8,891	1,386	0
	04/2020	$	21,096	BRL	92,599	0	(3,275)
	04/2020		1,611	DKK	10,695	0	(31)
	06/2020	KRW	538,258	$	454	11	0
	06/2020	$	930	CNY	6,524	0	(11)
BPS	04/2020	AUD	2,108	$	1,336	54	(14)
	04/2020	DKK	49,740		7,440	92	0
	04/2020	GBP	2,953		3,538	0	(130)
	04/2020	JPY	191,900		1,878	94	0
	04/2020	$	34,551	EUR	30,942	8	(433)
	04/2020		14,801	GBP	12,398	679	(81)
	04/2020		24	ILS	88	1	0
	04/2020		1,131	NZD	1,947	31	0
	04/2020		670	TRY	4,194	0	(39)
	06/2020	IDR	669,626,242	$	46,514	5,964	0
	06/2020	$	435	PLN	1,694	0	(26)
BRC	04/2020	DKK	1,515,608	$	227,867	3,965	0
	04/2020	JPY	13,576,474		123,517	0	(2,747)
	04/2020	$	1,531	EUR	1,369	0	(21)
	06/2020	MXN	897,619	$	44,641	7,225	0
BSH	07/2020	$	6,150	BRL	31,012	0	(214)
CBK	04/2020	CAD	41,488	$	31,135	1,654	0
	04/2020	CLP	13,210,094		15,238	0	(206)
	04/2020	EUR	131,347		143,931	36	(967)
	04/2020	GBP	2,518		2,931	0	(196)
	04/2020	NZD	4,705		2,975	167	0
	04/2020	$	1,928	AUD	3,264	80	0
	04/2020		29,424	CAD	41,488	57	0
	04/2020		226,774	DKK	1,550,000	2,208	0
	04/2020		5,191	EUR	4,710	86	(83)
	04/2020		4,440	GBP	3,600	81	(50)
	04/2020		1,166	JPY	128,400	28	0
	05/2020	CAD	41,488	$	29,434	0	(58)
	05/2020	PEN	32,683		9,624	118	0
	07/2020	BRL	31,012		7,423	1,487	0
	07/2020	DKK	1,550,000		227,513	0	(2,219)
DUB	04/2020	BRL	702		137	2	0
	04/2020	$	135	BRL	702	0	0
	05/2020		137		702	0	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2020	BRL	91,897	$	20,499	$2,813	$0
	04/2020	NZD	2,182		1,267	0	(35)
	04/2020	RUB	1,965,270		26,570	1,591	(63)
	04/2020	$	61,329	AUD	100,672	594	0
	04/2020		17,677	BRL	91,897	9	0
	04/2020		5,742	EUR	5,314	119	0
	04/2020		56,007	RUB	3,587,649	48	(10,343)
	05/2020	AUD	100,672	$	61,339	0	(595)
	05/2020	$	33	RUB	2,581	0	0
	06/2020	TWD	6,752	$	227	1	0
	06/2020	$	16,165	CLP	12,938,875	0	(1,022)
	07/2020		1,563	DKK	10,645	15	0
HUS	04/2020	GBP	3,792	$	4,468	0	(242)
	04/2020	NZD	134,628		84,284	3,951	0
	04/2020	$	15,681	GBP	13,211	729	0
	04/2020		90	MXN	2,239	4	0
	05/2020	GBP	3,319	$	4,109	0	(17)
	06/2020	SGD	256		184	4	0
JPM	04/2020	$	56,963	EUR	50,987	0	(730)
	04/2020		6	ILS	20	0	0
	04/2020		1,217	JPY	128,800	0	(19)
	06/2020		27,939	MXN	533,978	0	(5,681)
MYI	04/2020	AUD	100,548	$	66,141	4,294	0
	04/2020	$	91	ILS	336	4	0
	04/2020		125,289	JPY	13,511,174	367	0
	04/2020		55,955	NZD	93,045	0	(435)
	05/2020	JPY	13,511,174	$	125,558	0	(303)
	05/2020	NZD	93,045		55,940	434	0
SCX	04/2020	RUB	975,298		12,455	27	0
	04/2020	$	136,860	GBP	111,887	2,115	0
	05/2020	EUR	38,025	$	41,776	0	(215)
	05/2020	GBP	111,887		136,967	0	(2,106)
	06/2020	INR	9,291		129	8	0
	06/2020	$	48,902	IDR	678,032,236	0	(7,843)
UAG	04/2020	AUD	1,280	$	733	0	(54)
	04/2020	RUB	2,709		34	0	0
	04/2020	$	27,555	NZD	46,523	205	0
	04/2020		34	RUB	2,709	1	0
	05/2020	NZD	46,523	$	27,548	0	(205)

Total Forward Foreign Currency Contracts						$49,085	$(40,813)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.190%	08/26/2020	15,000	$13	$130
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.066	10/02/2020	1,304,600	5,207	19,211

							$5,220	$19,341

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	$72.500	04/08/2020	175,500	$7	$0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	70.000	05/06/2020	4,400	0	0

					$7	$0

Total Purchased Options					$5,227	$19,341

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000%	05/20/2020	31,800	$(126)	$(3,136)
BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	21,600	(10)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	21,600	(23)	(392)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	18,700	(20)	(327)
DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	19,500	(22)	(314)
GST	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000	06/17/2020	11,600	(74)	(1,195)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	20,900	(10)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	20,900	(18)	(379)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	27,000	(33)	(471)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	30,900	(21)	(259)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	24,300	(19)	(407)
MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	23,000	(30)	(370)

						$(406)	$(7,250)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(3)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	253,500	$(2,263)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	33,200	(429)	0
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	46,100	(2,097)	(17)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	182,300	(1,326)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	27,400	(191)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	64,700	(1,194)	(522)

						$(7,500)	$(539)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Receive	1.090%	08/26/2020	7,650	$(13)	$(91)
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	26,900	(828)	(1,357)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.302	10/02/2020	274,200	(5,210)	(16,982)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	16,400	(500)	(819)
MYC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	33,800	(1,109)	(1,680)

							$(7,660)	$(20,929)

Total Written Options							$(15,566)	$(28,718)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(4)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
SAL	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$	12,300	$(26)	$(319)	$0	$(345)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR	0.740%	Annual	06/20/2020	ILS	86,740	$0	$(79)	$0	$(79)
	Pay	3-Month ILS-TELBOR	1.963	Annual	02/16/2028		29,770	(2)	793	791	0
	Pay	CPURNSA	2.500	Maturity	07/15/2022	$	50,000	330	(7,944)	0	(7,614)
BRC	Receive	3-Month ILS-TELBOR	0.374	Annual	06/20/2020	ILS	74,520	0	(69)	0	(69)
	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028		16,030	0	490	490	0
DUB	Receive	3-Month ILS-TELBOR	0.414	Annual	06/20/2020		71,730	0	(74)	0	(74)
	Pay	3-Month ILS-TELBOR	2.100	Annual	06/20/2028		15,310	0	525	525	0
GLM	Receive	3-Month ILS-TELBOR	0.370	Annual	06/20/2020		58,880	4	(58)	0	(54)
	Pay	3-Month ILS-TELBOR	1.883	Annual	03/21/2028		18,170	0	445	445	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		12,600	0	400	400	0

								$332	$(5,571)	$2,651	$(7,890)

40	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.720%	Maturity	04/16/2020	$346,100	$0	$(4,084)	$0	$(4,084)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.000	Maturity	04/23/2020	46,800	0	779	779	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.940	Maturity	05/21/2020	63,900	0	(515)	0	(515)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.950	Maturity	05/26/2020	250,000	0	(3,835)	0	(3,835)
GLM	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.750	Maturity	04/20/2020	100,000	0	(1,570)	0	(1,570)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.750	Maturity	04/23/2020	372,200	0	(6,906)	0	(6,906)
JPM	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.710	Maturity	04/15/2020	217,900	0	(1,728)	0	(1,728)
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.780	Maturity	04/03/2020	575,000	0	(8,314)	0	(8,314)

								$0	$(26,173)	$779	$(26,952)

Total Swap Agreements								$306	$(32,063)	$3,430	$(35,187)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$3	$0	$0	$3	$0	$0	$0	$0	$3	$0	$3
BOA	7,632	0	791	8,423	(3,419)	(3,136)	(7,693)	(14,248)	(5,825)	4,620	(1,205)
BPS	6,923	0	779	7,702	(723)	(719)	(8,434)	(9,876)	(2,174)	3,028	854
BRC	11,190	130	490	11,810	(2,768)	(91)	(69)	(2,928)	8,882	(10,313)	(1,431)
BSH	0	0	0	0	(214)	0	0	(214)	(214)	0	(214)
CBK	6,002	0	0	6,002	(3,779)	0	0	(3,779)	2,223	(2,082)	141
DUB	2	0	525	527	(2)	(314)	(74)	(390)	137	(180)	(43)
FBF	0	0	0	0	0	0	0	0	0	23	23
GLM	5,190	0	845	6,035	(12,058)	(1,374)	(8,530)	(21,962)	(15,927)	15,098	(829)
GST	0	0	0	0	0	(2,711)	0	(2,711)	(2,711)	2,029	(682)
HUS	4,688	0	0	4,688	(259)	0	0	(259)	4,429	(3,990)	439
JPM	0	19,211	0	19,211	(6,430)	(18,323)	(1,728)	(26,481)	(7,270)	9,726	2,456
MYC	0	0	0		0	(2,050)	(8,314)	(10,364)	(10,364)	3,316	(7,048)
MYI	5,099	0	0	5,099	(738)	0	0	(738)	4,361	(4,280)	81
SAL	0	0	0	0	0	0	(345)	(345)	(345)	382	37
SCX	2,150	0	0	2,150	(10,164)	0	0	(10,164)	(8,014)	8,090	76
TOR	0	0	0	0	0	0	0	0	0	4	4
UAG	206	0	0	206	(259)	0	0	(259)	(53)	0	(53)

Total Over the Counter	$49,085	$19,341	$3,430	$71,856	$(40,813)	$(28,718)	$(35,187)	$(104,718)

(m)

Securities with an aggregate market value of $51,713 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

(3)	YOY options may have a series of expirations.
(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$26	$0	$0	$0	$10,139	$10,165
Swap Agreements	0	2,482	0	0	6,327	8,809

	$26	$2,482	$0	$0	$16,466	$18,974

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,085	$0	$49,085
Purchased Options	0	0	0	0	19,341	19,341
Swap Agreements	0	0	0	0	3,430	3,430

	$0	$0	$0	$49,085	$22,771	$71,856

	$26	$2,482	$0	$49,085	$39,237	$90,830

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$35	$0	$0	$0	$11,419	$11,454
Swap Agreements	0	156	0	0	3,604	3,760

	$35	$156	$0	$0	$15,023	$15,214

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,813	$0	$40,813
Written Options	0	7,250	0	0	21,468	28,718
Swap Agreements	0	345	0	0	34,842	35,187

	$0	$7,595	$0	$40,813	$56,310	$104,718

	$35	$7,751	$0	$40,813	$71,333	$119,932

42	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(211)	$(211)
Written Options	0	0	0	0	2,318	2,318
Futures	1,360	0	0	0	(111,685)	(110,325)
Swap Agreements	0	190	0	0	(52,490)	(52,300)

	$1,360	$190	$0	$0	$(162,068)	$(160,518)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50,185	$0	$50,185
Purchased Options	0	(8)	0	0	46,789	46,781
Written Options	0	1,047	0	0	(31,196)	(30,149)
Swap Agreements	0	(167)	0	0	59,911	59,744

	$0	$872	$0	$50,185	$75,504	$126,561

	$1,360	$1,062	$0	$50,185	$(86,564)	$(33,957)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$20	$20
Written Options	0	0	0	0	(56)	(56)
Futures	(9)	0	0	0	(2,194)	(2,203)
Swap Agreements	0	17,439	0	0	(11,264)	6,175

	$(9)	$17,439	$0	$0	$(13,494)	$3,936

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,000)	$0	$(3,000)
Purchased Options	0	0	0	0	10,588	10,588
Written Options	0	(7,039)	0	0	(12,120)	(19,159)
Swap Agreements	0	(1,631)	0	0	(41,984)	(43,615)

	$0	$(8,670)	$0	$(3,000)	$(43,516)	$(55,186)

	$(9)	$8,769	$0	$(3,000)	$(57,010)	$(51,250)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$396,973	$0	$396,973
Industrials	0	14,543	0	14,543
Specialty Finance	0	10,103	0	10,103
Utilities	0	34,135	0	34,135
U.S. Government Agencies	0	1,898,485	0	1,898,485
U.S. Treasury Obligations	0	7,328,053	0	7,328,053
Non-Agency Mortgage-Backed Securities	0	357,964	0	357,964
Asset-Backed Securities	0	522,158	0	522,158
Sovereign Issues	0	397,704	0	397,704

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO Real Return Fund (Cont.)

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Preferred Securities
Banking & Finance	$0	$9,491	$0	$9,491
Short-Term Instruments
Repurchase Agreements	0	4,030	0	4,030
Argentina Treasury Bills	0	1,455	0	1,455
U.S. Treasury Bills	0	1,363	0	1,363

	$0	$10,976,457	$0	$10,976,457

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$389,174	$0	$0	$389,174

Total Investments	$389,174	$10,976,457	$0	$11,365,631

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10,165	8,809	0	18,974
Over the counter	0	71,856	0	71,856

	$10,165	$80,665	$0	$90,830

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11,454)	(3,760)	0	(15,214)
Over the counter	0	(104,718)	0	(104,718)

	$(11,454)	$(108,478)	$0	$(119,932)

Total Financial Derivative Instruments	$(1,289)	$(27,813)	$0	$(29,102)

Totals	$387,885	$10,948,644	$0	$11,336,529

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

44	PIMCO REAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2020	45

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

46	PIMCO REAL RETURN FUND

March 31, 2020

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information

ANNUAL REPORT	MARCH 31, 2020	47

Notes to Financial Statements (Cont.)

that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable

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foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the

ANNUAL REPORT	MARCH 31, 2020	49

Notes to Financial Statements (Cont.)

primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the

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Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$14,834	$4,345,869	$(3,969,700)	$(1,202)	$(627)	$389,174	$2,169	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the

ANNUAL REPORT	MARCH 31, 2020	53

Notes to Financial Statements (Cont.)

effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the

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Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date

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and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

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Notes to Financial Statements (Cont.)

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit

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default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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Notes to Financial Statements (Cont.)

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising

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from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary

ANNUAL REPORT	MARCH 31, 2020	67

Notes to Financial Statements (Cont.)

information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement,

68	PIMCO REAL RETURN FUND

March 31, 2020

collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

ANNUAL REPORT	MARCH 31, 2020	69

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.35%	0.35%	0.35%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

70	PIMCO REAL RETURN FUND

March 31, 2020

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2020	71

Notes to Financial Statements (Cont.)

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$5,528	$51,929

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

72	PIMCO REAL RETURN FUND

March 31, 2020

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$34,590,871	$35,324,671	$1,397,843	$1,449,264

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	166,773	$1,870,868	129,374		$1,386,301

I-2	27,086	302,655	42,021		451,475

I-3	799	8,919	53,658	(a)	565,126	(a)

Administrative Class	8,499	95,277	12,023		129,245

Class A	42,665	477,937	37,451		402,374

Class C	734	8,207	974		10,448

Class R	4,269	47,804	3,647		39,118

Issued as reinvestment of distributions

Institutional Class	10,036	112,204	12,278		132,327

I-2	1,458	16,294	2,699		29,111

I-3	43	474	220	(a)	2,341	(a)

Administrative Class	507	5,668	874		9,426

Class A	2,473	27,617	3,664		39,527

Class C	166	1,853	376		4,063

Class R	293	3,268	427		4,608

ANNUAL REPORT	MARCH 31, 2020	73

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Cost of shares redeemed

Institutional Class	(193,362)	$(2,163,257)	(176,836)		$(1,894,351)

I-2	(34,967)	(389,781)	(95,486)		(1,013,479)

I-3	(50,078)	(545,135)	(3,695	)(a)	(39,327	)(a)

Administrative Class	(12,778)	(143,080)	(25,845)		(275,697)

Class A	(58,562)	(653,681)	(72,868)		(780,968)

Class C	(11,341)	(126,560)	(12,175)		(130,665)

Class R	(6,652)	(74,294)	(7,743)		(82,933)

Net increase (decrease) resulting from Fund share transactions	(101,939)	$(1,116,743)	(94,962)		$(1,011,930)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

74	PIMCO REAL RETURN FUND

March 31, 2020

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Real Return Fund	$227,324	$0	$156,154	$(1,026)	$(469,990)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, and Lehman Securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Real Return Fund	$33,794	$436,196

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Real Return Fund	$11,129,660	$604,113	$(448,406)	$155,707

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation protected securities (TIPS), sale/buyback transactions, Lehman securities, unrealized gain or loss on certain futures, and forward contracts, straddle loss deferrals, and realized and unrealized gain (loss) swap contracts.

ANNUAL REPORT	MARCH 31, 2020	75

Notes to Financial Statements (Cont.)

March 31, 2020

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Real Return Fund	$179,344	$0	$0	$236,000	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

76	PIMCO REAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Real Return Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RCY	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	TOR	The Toronto-Dominion Bank
FBF	Credit Suisse International	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CPTFEMU	Eurozone HICP ex-Tobacco Index
BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Prices Index
CMBX	Commercial Mortgage-Backed Index	US0003M	3 Month USD Swap Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali	oz.	Ounce
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TELBOR	Tel Aviv Inter-Bank Offered Rate
DAC	Designated Activity Company	YOY	Year-Over-Year
EURIBOR	Euro Interbank Offered Rate

78	PIMCO REAL RETURN FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Real Return Fund	0%	0%	$179,344	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	79

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

80	PIMCO REAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	81

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

82	PIMCO REAL RETURN FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2020	83

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

84	PIMCO REAL RETURN FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

ANNUAL REPORT	MARCH 31, 2020	85

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3015AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO Short-Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO SHORT-TERM FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (Cont.)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO SHORT-TERM FUND

Important Information About the PIMCO Short-Term Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO Short-Term Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses.

6	PIMCO SHORT-TERM FUND

The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Short-Term Fund	10/07/87	10/07/87	04/30/08	04/27/18	02/01/96	01/20/97	01/20/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO Short-Term Fund (Cont.)

is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

8	PIMCO SHORT-TERM FUND

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ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Short-Term Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	(0.48)%	1.57%	1.52%	4.11%
PIMCO Short-Term Fund I-2	(0.58)%	1.47%	1.41%	4.02%
PIMCO Short-Term Fund I-3	(0.63)%	1.42%	1.37%	3.95%
PIMCO Short-Term Fund Administrative Class	(0.73)%	1.32%	1.26%	3.85%
PIMCO Short-Term Fund Class A	(0.73)%	1.32%	1.25%	3.75%
PIMCO Short-Term Fund Class A (adjusted)	(2.96)%	0.86%	1.02%	3.67%
PIMCO Short-Term Fund Class C	(1.03)%	1.01%	0.95%	3.44%
PIMCO Short-Term Fund Class C (adjusted)	(2.00)%	1.01%	0.95%	3.44%
PIMCO Short-Term Fund Class R	(0.98)%	1.06%	1.00%	3.56%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	3.11%♦
Lipper Ultra-Short Obligation Funds Average	0.21%	1.03%	0.91%	4.08%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, 0.60% for I-2 shares, 0.70% for I-3 shares, 0.75% for Administrative Class shares, 0.75% for Class A shares, 1.05% for Class C shares, and 1.00% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO SHORT-TERM FUND

Institutional Class - PTSHX	I-2 - PTSPX	I-3 - PTSNX	Administrative Class - PSFAX
Class A - PSHAX	Class C - PFTCX	Class R - PTSRX

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	49.0%
U.S. Government Agencies	12.5%
Asset-Backed Securities	11.5%
Short-Term Instruments‡	11.5%
Non-Agency Mortgage-Backed Securities	10.6%
Sovereign Issues	1.9%
Loan Participations and Assignments	1.9%
Other	1.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to high yield corporate credit contributed to performance, as spreads widened.

»	Overweight exposure to Canadian duration contributed to performance, as rates rallied.

»	A short Australian dollar bias versus the U.S. dollar contributed to performance, as the Australian dollar depreciated versus the U.S. dollar.
»	Holdings of investment grade corporate credit detracted from performance, as spreads widened.

»	Select holdings of securitized credit detracted from performance, as securitized spreads widened.

»	Underweight exposure to U.S. duration detracted from performance, as rates rallied.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO Short-Term Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$983.20	$2.83	$1,000.00	$1,022.15	$2.88	0.57%
I-2	1,000.00	982.70	3.32	1,000.00	1,021.65	3.39	0.67
I-3	1,000.00	982.40	3.57	1,000.00	1,021.40	3.64	0.72
Administrative Class	1,000.00	981.90	4.06	1,000.00	1,020.90	4.14	0.82
Class A	1,000.00	981.90	4.06	1,000.00	1,020.90	4.14	0.82
Class C	1,000.00	980.50	5.55	1,000.00	1,019.40	5.65	1.12
Class R	1,000.00	980.70	5.30	1,000.00	1,019.65	5.40	1.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT-TERM FUND

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO Short-Term Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2020	$9.80	$0.26	$(0.30)	$(0.04)	$(0.27)	$0.00	$0.00	$(0.27)

03/31/2019	9.85	0.26	(0.03)	0.23	(0.26)	(0.02)	0.00	(0.28)

03/31/2018	9.82	0.19	0.02	0.21	(0.18)	0.00	0.00	(0.18)

03/31/2017	9.66	0.17	0.16	0.33	(0.14)	0.00	(0.03)	(0.17)

03/31/2016	9.79	0.14	(0.09)	0.05	(0.18)	0.00	0.00	(0.18)

I-2

03/31/2020	9.80	0.25	(0.30)	(0.05)	(0.26)	0.00	0.00	(0.26)

03/31/2019	9.85	0.25	(0.03)	0.22	(0.25)	(0.02)	0.00	(0.27)

03/31/2018	9.82	0.18	0.02	0.20	(0.17)	0.00	0.00	(0.17)

03/31/2017	9.66	0.16	0.16	0.32	(0.13)	0.00	(0.03)	(0.16)

03/31/2016	9.79	0.13	(0.09)	0.04	(0.17)	0.00	0.00	(0.17)

I-3

03/31/2020	9.80	0.25	(0.31)	(0.06)	(0.25)	0.00	0.00	(0.25)

04/27/2018 -03/31/2019	9.88	0.24	(0.07)	0.17	(0.23)	(0.02)	0.00	(0.25)

Administrative Class

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)

03/31/2016	9.79	0.11	(0.09)	0.02	(0.15)	0.00	0.00	(0.15)

Class A

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)

03/31/2016	9.79	0.12	(0.10)	0.02	(0.15)	0.00	0.00	(0.15)

14	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.49	(0.48)%	$7,793,178	0.55%		0.55%		0.45%		0.45%		2.68%		222%

9.80	2.31	10,930,485	0.50		0.50		0.45		0.45		2.63		104

9.85	2.11	10,792,869	0.57		0.57		0.45		0.45		1.98		156

9.82	3.49	7,238,471	0.53		0.53		0.45		0.45		1.76		324

9.66	0.47	8,433,549	0.47		0.47		0.45		0.45		1.42		1,753

9.49	(0.58)	2,762,049	0.65		0.65		0.55		0.55		2.58		222

9.80	2.21	3,915,317	0.60		0.60		0.55		0.55		2.56		104

9.85	2.00	2,323,358	0.67		0.67		0.55		0.55		1.87		156

9.82	3.38	1,713,191	0.63		0.63		0.55		0.55		1.65		324

9.66	0.37	1,155,364	0.57		0.57		0.55		0.55		1.38		1,753

9.49	(0.63)	38,892	0.70		0.75		0.60		0.65		2.57		222

9.80	1.70	80,706	0.65	*	0.70	*	0.60	*	0.65	*	2.71	*	104

9.49	(0.73)	1,500,981	0.80		0.80		0.70		0.70		2.43		222

9.80	2.06	1,864,756	0.75		0.75		0.70		0.70		2.37		104

9.85	1.85	1,927,190	0.82		0.82		0.70		0.70		1.72		156

9.82	3.23	1,677,360	0.78		0.78		0.70		0.70		1.51		324

9.66	0.22	1,408,999	0.72		0.72		0.70		0.70		1.16		1,753

9.49	(0.73)	1,370,799	0.80		0.80		0.70		0.70		2.41		222

9.80	2.06	1,680,136	0.75		0.75		0.70		0.70		2.38		104

9.85	1.85	1,728,328	0.82		0.82		0.70		0.70		1.72		156

9.82	3.23	903,392	0.78		0.78		0.70		0.70		1.50		324

9.66	0.22	618,410	0.72		0.72		0.70		0.70		1.18		1,753

ANNUAL REPORT	MARCH 31, 2020	15

Financial Highlights PIMCO Short-Term Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

03/31/2020	$9.80	$0.21	$(0.31)	$(0.10)	$(0.21)	$0.00	$0.00	$(0.21)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)

03/31/2018	9.82	0.14	0.01	0.15	(0.12)	0.00	0.00	(0.12)

03/31/2017	9.66	0.12	0.16	0.28	(0.09)	0.00	(0.03)	(0.12)

03/31/2016	9.79	0.09	(0.10)	(0.01)	(0.12)	0.00	0.00	(0.12)

Class R

03/31/2020	9.80	0.21	(0.30)	(0.09)	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)

03/31/2018	9.82	0.14	0.02	0.16	(0.13)	0.00	0.00	(0.13)

03/31/2017	9.66	0.12	0.17	0.29	(0.10)	0.00	(0.03)	(0.13)

03/31/2016	9.79	0.09	(0.09)	0.00	(0.13)	0.00	0.00	(0.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.49	(1.03)%	$125,668	1.10%	1.10%	1.00%	1.00%	2.13%	222%

9.80	1.76	172,777	1.05	1.05	1.00	1.00	2.10	104

9.85	1.55	136,018	1.12	1.12	1.00	1.00	1.41	156

9.82	2.92	174,228	1.08	1.08	1.00	1.00	1.21	324

9.66	(0.08)	178,088	1.02	1.02	1.00	1.00	0.88	1,753

9.49	(0.98)	107,765	1.05	1.05	0.95	0.95	2.17	222

9.80	1.81	128,331	1.00	1.00	0.95	0.95	2.13	104

9.85	1.60	122,140	1.07	1.07	0.95	0.95	1.47	156

9.82	2.97	116,464	1.03	1.03	0.95	0.95	1.25	324

9.66	(0.03)	104,036	0.97	0.97	0.95	0.95	0.94	1,753

ANNUAL REPORT	MARCH 31, 2020	17

Statement of Assets and Liabilities PIMCO Short-Term Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$14,218,320
Investments in Affiliates	1,526,542

Financial Derivative Instruments
Exchange-traded or centrally cleared	19,642
Over the counter	89,305
Cash	6,344
Deposits with counterparty	97,125
Foreign currency, at value	12,618
Receivable for investments sold	184,415
Receivable for TBA investments sold	2,748,992
Receivable for Fund shares sold	35,477
Interest and/or dividends receivable	60,326
Dividends receivable from Affiliates	3,470
Reimbursement receivable from PIMCO	2

Total Assets	19,002,578

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,095,895

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,246
Over the counter	33,273
Payable for investments purchased	50,795
Payable for investments in Affiliates purchased	3,470
Payable for TBA investments purchased	3,923,782
Deposits from counterparty	132,503
Payable for Fund shares redeemed	52,809
Distributions payable	1,029
Accrued investment advisory fees	3,045
Accrued supervisory and administrative fees	2,686
Accrued distribution fees	368
Accrued servicing fees	344
Other liabilities	1

Total Liabilities	5,303,246

Net Assets	$13,699,332

Net Assets Consist of:

Paid in capital	$14,345,959
Distributable earnings (accumulated loss)	(646,627)

Net Assets	$13,699,332

Cost of investments in securities	$14,734,422
Cost of investments in Affiliates	$1,548,333
Cost of foreign currency held	$12,798
Cost or premiums of financial derivative instruments, net	$(33,567)

* Includes repurchase agreements of:	$5,580

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$7,793,178
I-2	2,762,049
I-3	38,892
Administrative Class	1,500,981
Class A	1,370,799
Class C	125,668
Class R	107,765

Shares Issued and Outstanding:

Institutional Class	821,229
I-2	291,052
I-3	4,098
Administrative Class	158,169
Class A	144,451
Class C	13,243
Class R	11,356

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.49
I-2	9.49
I-3	9.49
Administrative Class	9.49
Class A	9.49
Class C	9.49
Class R	9.49

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	19

Statement of Operations PIMCO Short-Term Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$489,392
Dividends from Investments in Affiliates	45,566
Total Income	534,958

Expenses:

Investment advisory fees	41,479
Supervisory and administrative fees	36,853
Distribution and/or servicing fees - Administrative Class	4,250
Distribution fees - Class C	434
Distribution fees - Class R	301
Servicing fees - Class A	3,686
Servicing fees - Class C	362
Servicing fees - Class R	301
Trustee fees	102
Interest expense	16,501
Miscellaneous expense	1
Total Expenses	104,270
Waiver and/or Reimbursement by PIMCO	(32)
Net Expenses	104,238

Net Investment Income (Loss)	430,720

Net Realized Gain (Loss):

Investments in securities	80,693
Investments in Affiliates	(33,718)
Exchange-traded or centrally cleared financial derivative instruments	(153,842)
Over the counter financial derivative instruments	192,102
Short sales	(17,166)
Foreign currency	(23,454)

Net Realized Gain (Loss)	44,615

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(557,234)
Investments in Affiliates	(16,592)
Exchange-traded or centrally cleared financial derivative instruments	19,435
Over the counter financial derivative instruments	26,850
Foreign currency assets and liabilities	(904)

Net Change in Unrealized Appreciation (Depreciation)	(528,445)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(53,110)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT-TERM FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Short-Term Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$430,720	$486,046
Net realized gain (loss)	44,615	(35,647)
Net change in unrealized appreciation (depreciation)	(528,445)	(38,701)

Net Increase (Decrease) in Net Assets Resulting from Operations	(53,110)	411,698

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(260,488)	(327,206)
I-2	(93,675)	(93,130)
I-3	(1,683)	(977	)(a)
Administrative Class	(42,211)	(48,529)
Class A	(36,488)	(44,758)
Class C	(3,170)	(3,706)
Class R	(2,696)	(2,907)

Total Distributions(b)	(440,411)	(521,213)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(4,579,655)	1,852,120

Total Increase (Decrease) in Net Assets	(5,073,176)	1,742,605

Net Assets:

Beginning of year	18,772,508	17,029,903
End of year	$13,699,332	$18,772,508

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	21

Schedule of Investments PIMCO Short-Term Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.2%

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~	$30,000	$29,206

Delos Finance SARL
3.200% (LIBOR03M + 1.750%) due 10/06/2023 ~	420	375

Qatar National Bank SAQ
2.595% (LIBOR03M + 0.900%) due 12/22/2020 «~	44,200	44,200

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~	11,750	11,738
2.721% (LIBOR03M + 0.800%) due 12/21/2020 «~	20,550	20,529

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~	113,200	111,503
2.205% (LIBOR03M + 0.830%) due 03/29/2021 «~	71,200	69,350

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	14,334	11,742

Total Loan Participations and Assignments (Cost $305,141)		298,643

CORPORATE BONDS & NOTES 56.3%

BANKING & FINANCE 31.7%

ABN AMRO Bank NV
2.193% (US0003M + 1.350%) due 03/17/2021 ~	1,000	985
2.208% (US0003M + 0.570%) due 08/27/2021 ~	6,000	5,839

AerCap Ireland Capital DAC
3.500% due 05/26/2022	1,400	1,168
4.250% due 07/01/2020	13,641	13,458
4.450% due 12/16/2021	30,705	27,391
4.500% due 05/15/2021	35,131	32,236
4.625% due 10/30/2020	16,750	16,250
4.625% due 07/01/2022	4,150	3,365
5.000% due 10/01/2021	12,300	11,042

AIA Group Ltd.
1.636% (US0003M + 0.520%) due 09/20/2021 ~	40,800	40,532

Air Lease Corp.
2.250% due 01/15/2023	14,250	11,920
2.500% due 03/01/2021	6,700	6,164
2.750% due 01/15/2023	12,800	10,861
3.375% due 06/01/2021	5,300	4,770
3.500% due 01/15/2022	18,700	17,055

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aircastle Ltd.
5.125% due 03/15/2021	$44,897	$44,580
5.500% due 02/15/2022	5,113	4,658
7.625% due 04/15/2020	7,434	7,432

Allstate Corp.
2.005% (US0003M + 0.630%) due 03/29/2023 ~	4,050	3,832

Ally Financial, Inc.
4.125% due 02/13/2022	10,050	9,923
4.250% due 04/15/2021	4,750	4,665
4.625% due 05/19/2022	200	194
7.500% due 09/15/2020	8,073	8,203

Ambac LSNI LLC
6.450% due 02/12/2023 •	2	2

American Tower Corp.
2.250% due 01/15/2022	13,118	12,815
3.375% due 05/15/2024	9,500	9,562

Aozora Bank Ltd.
3.810% due 09/07/2021	12,210	12,642

Assurant, Inc.
2.482% (US0003M + 1.250%) due 03/26/2021 ~	8,230	8,230

Athene Global Funding
3.138% (US0003M + 1.230%) due 07/01/2022 ~(f)	108,339	109,065
4.000% due 01/25/2022	2,500	2,528

AvalonBay Communities, Inc.
2.261% (US0003M + 0.430%) due 01/15/2021 ~	13,300	13,091

Aviation Capital Group LLC
2.440% (US0003M + 0.670%) due 07/30/2021 ~	28,406	26,867
2.530% (US0003M + 0.950%) due 06/01/2021 ~	18,350	17,523
2.875% due 01/20/2022	48,656	44,009
6.750% due 04/06/2021	13,693	13,577
7.125% due 10/15/2020	12,543	12,404

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	18,000	13,999
3.625% due 05/01/2022	2,600	2,308
5.125% due 10/01/2023	3,900	3,376
5.250% due 05/15/2024	1,000	854
5.500% due 01/15/2023	8,100	7,281

Axis Bank Ltd.
3.250% due 05/21/2020	50,750	50,842

Banco del Estado de Chile
2.668% due 01/08/2021	7,620	7,629

Banco Santander Chile
2.500% due 12/15/2020	5,192	5,198
2.594% (US0003M + 0.800%) due 07/25/2020 ~	10,000	10,007
2.700% due 01/10/2025	5,000	4,820

22	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.838% (US0003M + 1.200%) due 11/28/2021 ~	$23,600	$23,856

Bank of America Corp.
2.104% (US0003M + 0.790%) due 03/05/2024 ~(f)	79,334	74,344

Barclays Bank PLC
2.308% (US0003M + 0.460%) due 01/11/2021 ~	25,180	24,676

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~	13,600	11,984
3.122% (US0003M + 1.430%) due 02/15/2023 ~	21,489	20,239
3.200% due 08/10/2021	1,940	1,922
3.250% due 01/12/2021	2,000	2,001
3.459% (US0003M + 1.625%) due 01/10/2023 ~	18,924	18,204
3.844% (US0003M + 2.110%) due 08/10/2021 ~	17,768	17,165
4.610% due 02/15/2023 •	40,000	40,734

BGC Partners, Inc.
5.125% due 05/27/2021	2,550	2,573

BNZ International Funding Ltd.
1.721% (US0003M + 0.980%) due 09/14/2021 ~	3,700	3,648

BOC Aviation Ltd.
2.357% (US0003M + 1.125%) due 09/26/2023 ~	7,760	7,737
2.375% due 09/15/2021	20,108	20,156
2.750% due 09/18/2022	41,200	42,421
2.813% (US0003M + 1.050%) due 05/02/2021 ~	66,740	66,829
3.000% due 05/23/2022	12,427	12,809

Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~	35,500	34,914

Cantor Fitzgerald LP
4.875% due 05/01/2024	4,900	4,896

Chiba Bank Ltd.
2.750% due 07/29/2020	16,950	16,971

CIT Group, Inc.
5.000% due 08/15/2022	900	884

Citibank N.A.
2.295% (US0003M + 0.600%) due 05/20/2022 ~	6,000	5,799

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~	23,640	22,049
2.751% (US0003M + 0.950%) due 07/24/2023 ~	30,284	28,619
2.792% (US0003M + 1.100%) due 05/17/2024 ~	36,253	34,649

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.010% (US0003M + 1.430%) due 09/01/2023 ~	$21,956	$21,476

CK Hutchison International Ltd.
2.250% due 09/29/2020	1,606	1,607

CNH Industrial Capital LLC
3.875% due 10/15/2021	4,480	4,461
4.375% due 11/06/2020	3,889	3,855

Credit Suisse AG
2.100% due 11/12/2021	10,000	9,963

Credit Suisse Group AG
2.024% (US0003M + 1.240%) due 06/12/2024 ~	23,550	20,818

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020	14,700	14,692
3.800% due 09/15/2022	5,450	5,548
4.109% (US0003M + 2.290%) due 04/16/2021 ~	2,250	2,252

Danske Bank A/S
1.844% (US0003M + 1.060%) due 09/12/2023 ~	22,500	20,394
2.750% due 09/17/2020	8,402	8,343
2.800% due 03/10/2021	42,300	42,260
3.001% due 09/20/2022 •	26,820	26,573

DBS Group Holdings Ltd.
2.414% (US0003M + 0.620%) due 07/25/2022 ~	24,000	23,945

DNB Bank ASA
2.150% due 12/02/2022	7,900	7,811
2.200% (US0003M + 0.620%) due 12/02/2022 ~	11,700	11,150

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	1,397	1,419

Eksportfinans ASA
2.534% (US0003M + 0.800%) due 11/10/2020 ~	49,200	49,249

First Abu Dhabi Bank PJSC
2.793% (US0003M + 0.950%) due 04/16/2022 ~	36,861	35,470

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~	36,875	35,034
2.193% (US0003M + 0.430%) due 11/02/2020 ~	13,375	12,510
2.343% due 11/02/2020	7,700	7,431
2.710% (US0003M + 0.810%) due 04/05/2021 ~	16,955	15,685
4.424% (US0003M + 2.550%) due 01/07/2021 ~	48,600	46,178
5.014% (US0003M + 3.140%) due 01/07/2022 ~	4,400	3,564

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
2.277% (US0003M + 0.540%) due 11/06/2020 ~	$1,662	$1,581
2.450% due 11/06/2020	2,630	2,552
2.685% (US0003M + 1.310%) due 06/30/2022 ~	22,054	17,532
2.728% (US0003M + 0.850%) due 04/09/2021 ~	28,621	25,769
2.837% (US0003M + 1.100%) due 11/06/2021 ~	40,850	37,459
2.890% (US0003M + 0.990%) due 01/05/2023 ~	5,975	4,839
3.200% due 07/06/2021	12,500	11,946
3.388% (US0003M + 1.550%) due 01/14/2022 ~	29,282	24,311
3.550% due 07/08/2022	1,000	925
3.700% due 11/24/2020	7,030	6,962

Goldman Sachs Bank USA
0.994% due 05/24/2021 •	2,577	2,507

Goldman Sachs Group, Inc.
2.801% (US0003M + 1.000%) due 07/24/2023 ~	2,600	2,466

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	6,484	6,990

Harley-Davidson Financial Services, Inc.
2.400% due 06/15/2020	10,690	10,441
3.550% due 05/21/2021	660	671

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~	2,800	2,743
2.692% (US0003M + 1.000%) due 05/18/2024 ~(f)	155,432	145,047

Hutchison Whampoa International Ltd.
4.625% due 01/13/2022	12,701	13,257

Hyundai Capital Services, Inc.
2.625% due 09/29/2020	4,363	4,370
2.875% due 03/16/2021	3,790	3,776

ICICI Bank Ltd.
3.125% due 08/12/2020	16,483	16,395
5.750% due 11/16/2020	6,996	7,104

ING Groep NV
2.451% (US0003M + 1.000%) due 10/02/2023 ~	5,690	5,366
2.525% (US0003M + 1.150%) due 03/29/2022 ~	29,609	28,557

International Lease Finance Corp.
4.625% due 04/15/2021	7,075	6,534
5.875% due 08/15/2022	1,200	1,074
8.250% due 12/15/2020	21,146	21,027
8.625% due 01/15/2022	25,179	24,440

JPMorgan Chase & Co.
2.696% (US0003M + 0.890%) due 07/23/2024 ~	5,104	4,608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.031% (US0003M + 1.230%) due 10/24/2023 ~(f)	$51,623	$49,998
3.220% due 03/01/2025 •	2,500	2,595

KEB Hana Bank
1.616% (US0003M + 0.875%) due 09/14/2022 ~	5,000	4,961
2.133% (US0003M + 0.700%) due 10/02/2022 ~	19,900	19,705

LeasePlan Corp. NV
2.875% due 10/24/2024	16,650	16,344

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~	47,100	45,978
2.858% due 03/17/2023 •	36,100	35,623
2.907% due 11/07/2023 •	10,000	10,001

Mirae Asset Daewoo Co. Ltd.
4.125% due 11/07/2021	16,700	17,307

Mitsubishi UFJ Financial Group, Inc.
1.699% (US0003M + 0.700%) due 03/07/2022 ~	21,550	19,755
1.833% (US0003M + 1.060%) due 09/13/2021 ~	14,776	14,556
2.320% (US0003M + 0.740%) due 03/02/2023 ~	32,100	30,529
2.584% (US0003M + 0.790%) due 07/25/2022 ~(f)	82,447	78,933
2.599% (US0003M + 0.920%) due 02/22/2022 ~	39,890	35,995
2.654% (US0003M + 0.860%) due 07/26/2023 ~	20,000	18,377
3.455% due 03/02/2023	28,900	29,627

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	17,265	16,993
2.652% due 09/19/2022	22,460	21,855
2.750% due 10/21/2020	23,766	23,415
3.406% due 02/28/2022	1,900	1,894
3.559% due 02/28/2024	5,000	4,826

Mizuho Financial Group, Inc.
1.623% (US0003M + 0.850%) due 09/13/2023 ~	9,045	8,293
1.648% (US0003M + 0.880%) due 09/11/2022 ~(f)	100,025	96,148
2.309% (US0003M + 0.630%) due 05/25/2024 ~	71,365	64,866
2.553% (US0003M + 0.940%) due 02/28/2022 ~	47,746	45,974
2.683% (US0003M + 0.840%) due 07/16/2023 ~	23,752	22,556

Morgan Stanley
1.613% (SOFRRATE + 0.700%) due 01/20/2023 ~(f)	90,700	84,693
2.954% (US0003M + 1.220%) due 05/08/2024 ~	16,711	16,032

24	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.201% (US0003M + 1.400%) due 10/24/2023 ~	$14,279	$13,868

Nationwide Building Society
2.000% due 01/27/2023	23,400	22,935
3.622% due 04/26/2023 •	11,800	11,741

NatWest Markets PLC
2.775% (US0003M + 1.400%) due 09/29/2022 ~	53,900	50,810

Natwest Markets PLC
5.625% due 08/24/2020	12,740	12,738

Navient Corp.
5.000% due 10/26/2020	2,900	2,867
5.500% due 01/25/2023	1,500	1,421
5.875% due 03/25/2021	27,760	27,289
6.500% due 06/15/2022	300	293
6.625% due 07/26/2021	8,400	8,667
7.250% due 01/25/2022	200	196

Nissan Motor Acceptance Corp.
1.261% (US0003M + 0.520%) due 03/15/2021 ~	28,399	27,878
1.825% (US0003M + 0.630%) due 09/21/2021 ~	14,203	13,822
2.065% due 09/28/2022 •	33,892	31,536
2.550% due 03/08/2021	2,400	2,311
2.738% (US0003M + 0.890%) due 01/13/2022 ~	76,800	74,714
3.150% due 03/15/2021	2,300	2,267
3.450% due 03/15/2023	800	783

Nomura Holdings, Inc.
2.648% due 01/16/2025	27,550	27,021

Nordea Bank Abp
2.553% (US0003M + 0.940%) due 08/30/2023 ~	10,300	10,238

ORIX Corp.
2.650% due 04/13/2021	39,695	39,422
2.900% due 07/18/2022	20,835	21,426
2.950% due 07/23/2020	10,205	10,183
3.200% due 01/19/2022	26,500	26,452

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	21,066	19,977
5.250% due 08/15/2022	31,552	28,550

Piper Jaffray Cos.
4.740% due 10/15/2021	6,900	6,546
5.200% due 10/15/2023	24,600	23,339

Qatari Diar Finance QSC
5.000% due 07/21/2020	14,000	14,063

QNB Finance Ltd.
2.321% (US0003M + 1.320%) due 12/06/2021 ~(d)	10,000	10,125
2.763% (US0003M + 1.000%) due 05/02/2022 ~	27,590	27,469
2.875% due 04/29/2020	9,160	9,153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.988% (US0003M + 1.350%) due 05/31/2021 ~	$47,309	$45,444
3.181% (US0003M + 1.450%) due 08/11/2021 ~	14,400	14,490
3.389% (US0003M + 1.570%) due 07/18/2021 ~	40,600	39,882

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~	11,000	9,969
3.162% (US0003M + 1.470%) due 05/15/2023 ~	133,641	126,979

Santander Holdings USA, Inc.
4.450% due 12/03/2021	6,115	6,243

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	14,400	14,520

Santander UK PLC
2.100% due 01/13/2023	28,100	27,287
2.200% (US0003M + 0.620%) due 06/01/2021 ~	32,610	30,424
2.352% (US0003M + 0.660%) due 11/15/2021 ~	1,000	972

SBA Tower Trust
2.877% due 07/15/2046	12,300	12,273
3.156% due 10/10/2045	1,800	1,798

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	28,418	28,379

Skandinaviska Enskilda Banken AB
1.429% (US0003M + 0.645%) due 12/12/2022 ~	8,100	7,512

SL Green Operating Partnership LP
2.672% (US0003M + 0.980%) due 08/16/2021 ~	27,100	26,379

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	17,100	16,962
3.000% due 07/15/2022	8,800	8,875
3.550% due 04/15/2024	21,150	22,615

Springleaf Finance Corp.
5.625% due 03/15/2023	500	494
6.125% due 05/15/2022	2,600	2,658
7.750% due 10/01/2021	3,350	3,368
8.250% due 12/15/2020	1,550	1,560

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~	57,900	56,269
3.050% due 01/15/2021	3,925	3,864
3.785% due 05/21/2025 •	1,708	1,688

Starwood Property Trust, Inc.
3.625% due 02/01/2021	3,700	3,492

State Bank of India
2.850% (US0003M + 0.950%) due 04/06/2020 ~	104,038	104,026

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Financial Group, Inc.
1.662% (BBSW3M + 1.270%) due 03/29/2022 ~	AUD	20,515	$12,600
2.559% (US0003M + 0.740%) due 10/18/2022 ~		$6,198	6,143
2.618% (US0003M + 0.780%) due 07/12/2022 ~		50,225	47,822
2.679% (US0003M + 1.680%) due 03/09/2021 ~		1,600	1,583
2.948% (US0003M + 1.110%) due 07/14/2021 ~		5,044	4,817
2.959% (US0003M + 1.140%) due 10/19/2021 ~		9,635	9,453

Swedbank AB
1.441% (US0003M + 0.700%) due 03/14/2022 ~		21,400	20,745

Synchrony Financial
2.850% due 07/25/2022		1,400	1,335

Synovus Bank
2.289% due 02/10/2023 •		11,400	11,243

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		30,100	28,021
2.903% due 05/23/2023 •		1,843	1,725
3.000% due 04/15/2021		16,500	16,537

Ventas Realty LP
3.125% due 06/15/2023		3,900	4,080

Wells Fargo & Co.
2.592% due 05/17/2023 •		3,000	2,713
3.007% (US0003M + 1.230%) due 10/31/2023 ~(f)		56,968	54,387

			4,347,723

INDUSTRIALS 21.0%

AbbVie, Inc.
2.150% due 11/19/2021 (f)		55,600	55,417
2.346% (US0003M + 0.650%) due 11/21/2022 ~		23,000	21,527

Altria Group, Inc.
3.490% due 02/14/2022		15,000	15,177

Anheuser-Busch North American Holding Corp.
3.750% due 01/15/2022		12,985	13,218

AP Moller - Maersk A/S
2.841% (US0003M + 2.100%) due 03/16/2021 ~		7,000	7,070

BAT Capital Corp.
2.572% (US0003M + 0.880%) due 08/15/2022 ~		97,901	90,267
2.764% due 08/15/2022		1,100	1,085

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~	$46,900	$43,445
1.846% (US0003M + 0.630%) due 06/25/2021 ~	18,900	18,298
2.750% due 07/15/2021	400	396
3.500% due 06/25/2021	15,118	15,152

BMW Finance NV
2.503% (US0003M + 0.790%) due 08/12/2022 ~	30,000	28,792

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	800	808

Broadcom Corp.
2.200% due 01/15/2021	8,378	8,272
2.650% due 01/15/2023	800	782
3.000% due 01/15/2022	8,116	8,048

Broadcom, Inc.
3.125% due 04/15/2021	63,123	62,368
3.125% due 10/15/2022	6,200	6,147

Central Nippon Expressway Co. Ltd.
1.591% (US0003M + 0.850%) due 09/14/2021 ~	62,400	60,921
2.091% due 09/14/2021	2,100	2,123
2.152% (US0003M + 0.460%) due 02/15/2022 ~	26,200	26,228
2.241% due 02/16/2021	8,450	8,513
2.273% due 03/03/2022 •	37,880	36,822
2.291% (US0003M + 0.540%) due 08/04/2020 ~	28,000	27,802
2.293% due 04/23/2021	16,928	17,101
2.323% (US0003M + 0.560%) due 11/02/2021 ~	114,500	115,095
2.381% due 09/17/2020	9,700	9,745
2.876% (US0003M + 1.070%) due 04/23/2021 ~	16,900	17,047

Centrica PLC
2.216% due 09/25/2020 •	10,600	10,600

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~	101,757	98,901
3.579% due 07/23/2020	53,749	53,585
4.464% due 07/23/2022	35,600	36,816

Cigna Corp.
1.493% (US0003M + 0.650%) due 09/17/2021 ~(f)	54,200	52,086
2.721% (US0003M + 0.890%) due 07/15/2023 ~	52,433	48,783

CNPC HK Overseas Capital Ltd.
4.500% due 04/28/2021	1,400	1,450

Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~	6,286	6,220
3.800% due 10/22/2021	1,500	1,513
4.600% due 11/01/2025	2,700	2,864

26	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Brands, Inc.
2.392% (US0003M + 0.700%) due 11/15/2021 ~	$22,444	$21,162

Continental Airlines Pass-Through Trust
4.750% due 07/12/2022	367	370
5.500% due 04/29/2022	2,412	2,376

Continental Resources, Inc.
5.000% due 09/15/2022	14,830	9,208

CRH America, Inc.
5.750% due 01/15/2021	400	411

D.R. Horton, Inc.
4.375% due 09/15/2022	4,500	4,589

DAE Funding LLC
4.000% due 08/01/2020	5,100	5,042

Daimler Finance North America LLC
2.133% (US0003M + 0.450%) due 02/22/2021 ~	16,417	15,851
2.200% due 10/30/2021	1,700	1,631
2.301% (US0003M + 0.550%) due 05/04/2021 ~	44,755	43,030
2.411% (US0003M + 0.670%) due 11/05/2021 ~	29,340	28,304
2.563% (US0003M + 0.880%) due 02/22/2022 ~	56,150	52,972
2.591% (US0003M + 0.840%) due 05/04/2023 ~	19,800	17,222
2.592% (US0003M + 0.900%) due 02/15/2022 ~	28,700	26,608
2.875% due 03/10/2021	3,195	3,163

Dell International LLC
4.000% due 07/15/2024	9,000	9,097
4.420% due 06/15/2021	72,584	73,387
5.450% due 06/15/2023	5,200	5,343

Delta Air Lines, Inc.
2.600% due 12/04/2020	2,900	2,769

DISH DBS Corp.
5.125% due 05/01/2020	1,100	1,095

EMC Corp.
2.650% due 06/01/2020	7,569	7,554

Enbridge, Inc.
2.195% (US0003M + 0.500%) due 02/18/2022 ~	144,700	134,524

Equifax, Inc.
2.300% due 06/01/2021	3,200	3,113
2.562% (US0003M + 0.870%) due 08/15/2021 ~	37,994	37,087

ERAC USA Finance LLC
2.600% due 12/01/2021	100	100

Expedia Group, Inc.
5.950% due 08/15/2020	4,676	4,613

Federal Express Corp. Pass-Through Trust
6.720% due 07/15/2023	874	913

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	$2,279	$2,265
5.750% due 02/15/2021	6,235	6,396

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~	21,700	21,277

General Mills, Inc.
6.610% due 10/15/2022	19,500	19,595

General Motors Co.
1.796% (US0003M + 0.900%) due 09/10/2021 ~	5,700	5,145
2.542% (US0003M + 0.800%) due 08/07/2020 ~	19,030	18,704

Hewlett Packard Enterprise Co.
2.620% (US0003M + 0.720%) due 10/05/2021 ~	38,400	36,169

Hyundai Capital America
1.604% (US0003M + 0.820%) due 03/12/2021 ~	22,012	21,745
1.689% due 09/18/2020 •	37,900	37,705
1.889% (US0003M + 1.000%) due 09/18/2020 ~	2,065	2,039
2.375% due 02/10/2023	12,300	11,619
2.450% due 06/15/2021	3,962	3,919
2.750% due 09/18/2020	1,374	1,377
2.812% due 07/08/2021 •	16,300	15,773
2.812% (US0003M + 0.940%) due 07/08/2021 ~	21,688	20,987
3.000% due 10/30/2020	1,820	1,820
3.450% due 03/12/2021	5,800	5,798

Imperial Brands Finance PLC
2.950% due 07/21/2020	75,035	74,896
3.125% due 07/26/2024	17,150	16,800
3.750% due 07/21/2022	42,988	43,026

Interpublic Group of Cos., Inc.
3.750% due 10/01/2021	6,800	6,870

Kia Motors Corp.
2.625% due 04/21/2021	1,730	1,744

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~	52,574	49,734
2.554% (US0003M + 0.820%) due 08/10/2022 ~	14,110	13,129
3.375% due 06/15/2021	3,460	3,468

Las Vegas Sands Corp.
2.900% due 06/25/2025	22,000	19,736
3.200% due 08/08/2024	9,000	8,120
3.500% due 08/18/2026	4,200	3,851

Masco Corp.
3.500% due 04/01/2021	1,850	1,853

Minmetals Bounteous Finance BVI Ltd.
3.500% due 07/30/2020	4,800	4,831

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPLX LP
6.375% due 05/01/2024	$2,315	$2,204

Mylan NV
3.150% due 06/15/2021	31,825	31,543
3.750% due 12/15/2020	3,428	3,409

NortonLifeLock, Inc.
4.200% due 09/15/2020	5,200	5,168

NXP BV
3.875% due 09/01/2022	900	904
4.125% due 06/01/2021	27,490	27,757
4.625% due 06/15/2022	8,600	8,903

Occidental Petroleum Corp.
3.142% (US0003M + 1.450%) due 08/15/2022 ~	173,311	116,195

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	25,903	26,200

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	9,825	9,776
3.300% due 04/01/2021	2,700	2,713
3.650% due 07/29/2021	3,000	3,039

Pentair Finance SARL
3.625% due 09/15/2020	21,600	21,490

Phillips 66
2.247% (US0003M + 0.600%) due 02/26/2021 ~	26,905	25,170

Reckitt Benckiser Treasury Services PLC
1.764% (US0003M + 0.560%) due 06/24/2022 ~	22,100	21,321

Reliance Holding USA, Inc.
4.500% due 10/19/2020	3,875	3,904

Reynolds American, Inc.
4.000% due 06/12/2022	10,500	10,643

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	77,730	76,496
5.625% due 04/15/2023	3,200	2,981
6.250% due 03/15/2022	3,500	3,397

Spirit AeroSystems, Inc.
1.541% (US0003M + 0.800%) due 06/15/2021 ~	27,150	25,853
3.950% due 06/15/2023	3,400	2,952

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,203	2,200

Syngenta Finance NV
3.125% due 03/28/2022	2,800	2,447
3.698% due 04/24/2020	59,611	59,498
3.933% due 04/23/2021	8,400	7,918

Takeda Pharmaceutical Co. Ltd.
2.450% due 01/18/2022	10,200	10,380
4.000% due 11/26/2021	14,600	14,799

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	2,053	1,972

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Industries Corp.
1.911% due 08/03/2020 (d)	$600	$598

VMware, Inc.
2.950% due 08/21/2022	5,400	5,420

Volkswagen Group of America Finance LLC
2.064% (US0003M + 0.860%) due 09/24/2021 ~	27,000	24,734
2.477% (US0003M + 0.770%) due 11/13/2020 ~	64,988	64,174
2.653% (US0003M + 0.940%) due 11/12/2021 ~	36,500	35,728
2.700% due 09/26/2022	2,900	2,808

Volkswagen International Finance NV
4.000% due 08/12/2020	5,000	4,994

Vulcan Materials Co.
2.230% (US0003M + 0.650%) due 03/01/2021 ~	8,454	8,133

Westinghouse Air Brake Technologies Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~	34,220	33,225

Woodside Finance Ltd.
4.600% due 05/10/2021	46,666	46,360

Woolworths Group Ltd.
4.000% due 09/22/2020	14,550	14,729
4.550% due 04/12/2021	751	775

ZF North America Capital, Inc.
4.000% due 04/29/2020	40,894	40,690
4.500% due 04/29/2022	950	888

Zimmer Biomet Holdings, Inc.
1.802% (US0003M + 0.750%) due 03/19/2021 ~	21,320	21,065

Zoetis, Inc.
2.135% (US0003M + 0.440%) due 08/20/2021 ~	21,700	19,917

		2,877,879

SPECIALTY FINANCE 1.2%

CIMIC Group Ltd.
0.000% due 04/28/2020 (c)(d)	14,142	14,113
0.000% due 05/05/2020 (c)(d)	16,022	15,979
0.000% due 05/12/2020 (c)(d)	18,173	18,112
0.000% due 06/17/2020 (c)(d)	74,369	73,864

Lloyds Banking Group PLC
3.870% due 09/02/2020 (d)	22,467	22,576
3.870% due 09/02/2021 (d)	22,467	22,820

		167,464

UTILITIES 2.4%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~	110,727	102,899

28	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.305% (US0003M + 0.930%) due 06/30/2020 ~	$1,000	$994
2.594% (US0003M + 0.890%) due 02/15/2023 ~(f)	52,326	49,405

BG Energy Capital PLC
4.000% due 10/15/2021	2,800	2,813

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	5,240	5,353

Edison International
2.125% due 04/15/2020	17,561	17,539

Exelon Corp.
2.850% due 06/15/2020	300	300

IPALCO Enterprises, Inc.
3.450% due 07/15/2020	14,304	14,303

Israel Electric Corp. Ltd.
6.875% due 06/21/2023	13,900	15,315

Pennsylvania Electric Co.
5.200% due 04/01/2020	6,030	6,030

PPL WEM Ltd.
5.375% due 05/01/2021	573	585

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	3,429	3,494

Sempra Energy
2.331% (US0003M + 0.500%) due 01/15/2021 ~	22,744	21,547

Sinopec Group Overseas Development Ltd.
2.750% due 05/03/2021	2,100	2,113

Southern California Edison Co.
3.700% due 08/01/2025	1,300	1,341

Sprint Communications, Inc.
6.000% due 11/15/2022	8,500	8,890
7.000% due 08/15/2020	900	909
11.500% due 11/15/2021	300	332

Sprint Corp.
7.250% due 09/15/2021	8,200	8,496
7.875% due 09/15/2023	1,400	1,552

Verizon Communications, Inc.
2.792% (US0003M + 1.100%) due 05/15/2025 ~	62,331	56,853

		321,063

Total Corporate Bonds & Notes (Cost $8,066,401)		7,714,129

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.6%

California State General Obligation Bonds, Series 2017
2.295% (US0001M + 0.780%) due 04/01/2047 ~	50,810	51,215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Orange Unified School District, California Revenue Bonds, Series 2008
2.431% (US0001M) due 05/01/2043 «~(d)	$31,970	$29,549

		80,764

COLORADO 0.0%

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.670% (0.67*US0001M + 1.050%) due 09/01/2039 ~	1,540	1,548

LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
1.992% (US0003M) due 02/15/2036 ~	18,000	16,951

NEW JERSEY 0.0%

New Jersey Economic Development Authority Revenue Notes, Series 2017
3.520% due 07/01/2020	500	502

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
1.924% (US0003M + 0.130%) due 10/25/2036 ~	2,519	2,483

Total Municipal Bonds & Notes (Cost $104,416)		102,248

U.S. GOVERNMENT AGENCIES 14.4%

Fannie Mae
1.012% due 05/18/2032 •	65	65
1.067% due 03/25/2034 •	13	13
1.097% due 08/25/2034 •	74	73
1.112% due 07/18/2027 - 05/18/2032 •	63	63
1.147% due 02/25/2037 •	529	522
1.200% due 03/17/2032 •	360	362
1.247% due 12/25/2028 •	191	191
1.250% due 09/17/2027 •	2	2
1.267% due 06/25/2036 •	94	93
1.287% due 11/25/2036 •	80	79
1.297% due 04/25/2036 - 03/25/2044 •	267	264
1.317% due 03/25/2036 •	48	47
1.347% due 06/25/2032 - 09/25/2032 •	35	34
1.377% due 07/25/2036 •	31	30

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.397% due 08/25/2021 - 09/25/2037 •	$107	$106
1.447% due 02/25/2022 - 04/25/2042 •	178	177
1.487% due 07/25/2037 •	168	168
1.577% due 04/25/2031 •	63	63
1.687% due 12/25/2036 - 07/25/2037 •	270	266
1.717% due 06/25/2037 •	125	126
1.757% due 03/25/2036 •	25	25
1.797% due 02/25/2023 - 07/25/2038 •	6	6
1.847% due 04/25/2032 - 11/25/2049 •	20	20
1.947% due 11/25/2049 •	10	11
1.977% due 09/25/2042 •	221	218
2.005% due 12/25/2044 •(f)	10,348	10,264
2.055% due 07/25/2044 •(f)	5,220	5,217
2.097% due 09/25/2023 •	8	8
2.105% due 07/25/2046 •(f)	17,801	17,779
2.155% due 03/25/2046 •	4,114	4,113
2.167% due 10/25/2038 •	31	32
2.286% due 05/01/2021 - 01/01/2027 •	9	9
3.000% due 05/25/2028 - 06/25/2028 (a)	34,853	2,136
3.253% due 06/01/2043 - 10/01/2044 •	1,861	1,832
3.380% due 11/01/2035 •	38	39
3.413% due 08/01/2035 •	14	14
3.429% due 01/01/2036 •	18	18
3.431% due 01/01/2036 •	20	20
3.463% due 05/01/2036 •	630	636
3.652% due 12/01/2036 •	5	6
3.654% due 10/01/2035 •	13	14
3.675% due 09/01/2034 •	148	149
3.719% due 04/01/2029 •	2	2
3.743% due 12/01/2035 •	8	8
3.760% due 09/01/2035 •	2	2
3.761% due 12/01/2036 •	5	5
3.830% due 01/01/2036 •	70	71
3.840% due 02/01/2033 •	2	2
3.904% due 02/01/2034 •	24	24
3.905% due 11/01/2035 •	8	8
3.912% due 03/01/2036 •	22	22
3.915% due 09/01/2034 •	9	10
3.938% due 01/01/2032 •	151	152
3.970% due 03/01/2036 •	17	17
3.975% due 11/01/2024 •	4	4
3.987% due 09/01/2035 •	6	6
4.031% due 11/01/2027 •	1	1
4.085% due 10/01/2035 •	6	6
4.109% due 05/01/2036 •	13	14
4.192% due 09/01/2035 •	6	6
4.212% due 09/01/2034 •	27	28
4.230% due 05/01/2038 •(f)	1,345	1,364

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.241% due 12/01/2040 •	$25	$25
4.242% due 07/01/2034 •	2	2
4.251% due 08/01/2029 •	220	221
4.270% due 01/01/2036 •	20	20
4.334% due 09/01/2034 •	6	6
4.343% due 07/01/2035 •	17	17
4.349% due 11/01/2034 •	59	60
4.372% due 06/01/2034 •	2	2
4.400% due 05/01/2034 •	9	9
4.417% due 06/01/2035 •	9	10
4.428% due 05/01/2035 •	25	26
4.456% due 07/01/2028 •	3	3
4.465% due 06/01/2033 •	9	9
4.509% due 07/01/2029 •	43	43
4.523% due 05/01/2035 •	54	55
4.765% due 06/01/2036 •	8	8
4.921% due 06/01/2035 •	39	39
5.781% due 10/25/2042 ~	163	187
8.103% due 06/25/2032 ~	3	3

FDIC Structured Sale Guaranteed Notes
1.489% due 11/29/2037 •	18	18

Federal Housing Administration
6.896% due 07/01/2020	2	2

Freddie Mac
0.955% due 07/15/2034 •	36	36
1.055% due 07/15/2036 •	264	265
1.105% due 01/15/2022 - 06/15/2031 •	44	43
1.155% due 12/15/2031 - 09/15/2041 •	666	662
1.185% due 11/15/2036 •	26	25
1.205% due 07/15/2039 - 02/15/2041 •	1,455	1,463
1.255% due 06/15/2031 •	106	106
1.305% due 06/15/2031 - 12/15/2037 •	149	149
1.405% due 03/15/2032 •	86	85
1.705% due 11/15/2033 - 10/15/2049 •	129	133
2.005% due 02/15/2038 •(f)	14,984	14,916
2.409% due 03/15/2023 •	1	1
2.441% due 01/15/2038 ~(a)	13,588	870
2.500% due 06/25/2034 - 10/25/2048 (f)	205,686	210,752
3.166% due 10/25/2044 •	1,881	1,853
3.189% due 02/25/2045 •	686	672
3.685% due 11/01/2035 •	19	20
4.041% due 09/01/2035 •	55	56
4.082% due 05/01/2034 •	16	16
4.199% due 10/01/2033 •	4	4
4.252% due 08/01/2035 •	39	40
4.283% due 08/01/2035 •	8	8
4.406% due 04/01/2025 •	1	1

30	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.501% due 12/01/2035 •	$9	$9
4.578% due 07/01/2033 •	14	14
4.724% due 08/01/2034 •	16	17
5.000% due 08/15/2035	1,207	1,402
6.500% due 07/25/2043	147	182

Ginnie Mae
1.705% due 08/16/2039 •	227	229
2.212% due 04/20/2062 •	4,963	4,925
2.213% due 12/20/2068 •	23,872	23,216
2.262% due 10/20/2065 •	3,599	3,570
2.342% due 11/20/2065 •	7,141	7,181
2.362% due 02/20/2062 •	23,277	23,168
2.432% due 10/20/2066 •	2,864	2,835
2.462% due 01/20/2066 - 06/20/2066 •	40,364	40,002
2.500% due 01/20/2049 - 10/20/2049 (f)	99,313	102,734
2.512% due 04/20/2066 - 11/20/2066 •	11,678	11,591
2.612% due 12/20/2066 •	3,183	3,174
2.662% due 03/20/2066 •	20,430	20,404
2.675% due 11/20/2067 •	1,949	1,953
3.125% (H15T1Y + 1.500%) due 12/20/2021 - 12/20/2024 ~	1	1
3.125% due 11/20/2026 - 12/20/2033 •	228	236
3.250% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2025 ~	35	36
3.250% due 08/20/2027 - 08/20/2031 •	452	467
3.310% due 07/20/2067 •	4,660	4,671
3.629% due 04/20/2067 •	4,644	4,639
3.875% (H15T1Y + 1.500%) due 05/20/2021 - 06/20/2026 ~	23	23
3.875% due 06/20/2027 - 05/20/2032 •	509	526
4.000% (H15T1Y + 1.500%) due 01/20/2022 - 01/20/2026 ~	96	99
4.000% due 03/20/2029 - 03/20/2032 •	326	334

NCUA Guaranteed Notes
1.075% due 12/07/2020 •	2,119	2,114
1.576% due 12/08/2020 •	1,953	1,953

Small Business Administration
4.340% due 03/01/2024	26	27
5.370% due 04/01/2028	61	66
5.490% due 03/01/2028	34	37

Uniform Mortgage-Backed Security
4.000% due 08/01/2049 (f)	199,050	212,544

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2050 - 05/01/2050		$1,143,915	$1,221,377

Total U.S. Government Agencies (Cost $1,949,130)			1,975,759

U.S. TREASURY OBLIGATIONS 0.5%

U.S. Treasury Notes
1.500% due 02/15/2030		60,500	65,230

Total U.S. Treasury Obligations (Cost $64,559)			65,230

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.2%

280 Park Avenue Mortgage Trust
1.585% due 09/15/2034 •		12,400	11,852

Adjustable Rate Mortgage Trust
4.060% due 02/25/2035 ~		800	748

Aggregator of Loans Backed by Assets PLC
1.483% due 04/24/2049	GBP	1,547	1,904

American Home Mortgage Assets Trust
1.137% due 05/25/2046 ^•		$1,267	962
1.137% due 09/25/2046 ^•		496	396

American Home Mortgage Investment Trust
3.033% due 09/25/2045 •		92	88
3.322% due 10/25/2034 •		4	4

AREIT Trust
1.685% due 11/14/2035 •		12,151	11,275
1.725% due 09/14/2036 •		27,400	23,637

Ashford Hospitality Trust
1.605% due 04/15/2035 •		6,705	5,574

Atrium Hotel Portfolio Trust
1.655% due 06/15/2035 •		17,200	14,301

BAMLL Commercial Mortgage Securities Trust
1.755% due 04/15/2036 •		11,700	10,052
1.905% due 03/15/2034 •		17,500	16,325

Banc of America Funding Trust
4.184% due 01/20/2047 ^~		62	54
4.365% due 02/20/2036 ~		590	510

Banc of America Mortgage Trust
3.653% due 02/25/2036 ^~		45	39
4.799% due 07/20/2032 ~		14	12

Bancorp Commercial Mortgage Trust
1.605% due 09/15/2035 •		3,444	3,077
1.705% due 03/15/2036 •		13,808	13,963
1.755% due 09/15/2036 •		23,251	22,176

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	$29	$26
3.724% due 01/25/2035 ~	38	34
3.759% due 07/25/2033 ~	1,624	1,389
3.856% due 11/25/2034 ~	4,417	3,328
4.093% due 05/25/2047 ^~	638	559
4.103% due 01/25/2034 ~	32	30
4.220% due 08/25/2033 ~	672	629
4.262% due 01/25/2034 ~	116	109
4.635% due 11/25/2034 ~	331	287

Bear Stearns ALT-A Trust
1.107% due 02/25/2034 •	438	385
1.647% due 09/25/2034 •	142	142
3.596% due 01/25/2036 ^~	997	949
3.877% due 11/25/2036 ~	1,664	1,378
3.882% due 05/25/2035 ~	117	106
3.958% due 09/25/2035 ^~	1,586	1,181

Bear Stearns Commercial Mortgage Securities Trust
5.745% due 04/12/2038 ~	4,916	4,990

Bear Stearns Structured Products, Inc. Trust
2.207% due 12/26/2046 ^~	2,256	1,876
3.726% due 01/26/2036 ^~	3,599	2,902

Brass PLC
2.392% due 11/16/2066 •	16,427	16,069

CD Mortgage Trust
5.648% due 10/15/2048	4,713	4,839

Chase Mortgage Finance Trust
3.869% due 03/25/2037 ^~	216	191

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.197% due 08/25/2035 •	104	95

Citigroup Mortgage Loan Trust
1.017% due 01/25/2037 •	215	177
1.767% due 08/25/2036 •	3,871	3,811
3.228% due 09/25/2059 þ	10,659	10,588
3.258% due 04/25/2066 ~	5,392	5,354
3.880% due 10/25/2035 ^•	56	52
4.023% due 03/25/2034 ~	32	30
4.111% due 07/25/2046 ^~	167	138
4.128% due 09/25/2037 ^~	1,347	1,189
4.440% due 08/25/2035 ~	392	343
4.810% due 05/25/2035 •	137	129

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	14	12

Civic Mortgage LLC
4.349% due 11/25/2022 þ	1,972	1,965

Commercial Mortgage Trust
1.441% due 03/10/2046 •	953	960

Countrywide Alternative Loan Trust
0.953% due 02/20/2047 ^•	2,699	1,832
0.968% due 12/20/2046 ^•	1,825	1,354
0.983% due 07/20/2046 ^•	976	668
1.107% due 02/25/2047 •	105	85

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.127% due 05/25/2047 •		$1,891	$1,500
1.137% due 09/25/2046 ^•		644	543
1.157% due 07/25/2046 •		177	144
2.966% due 12/25/2035 •		350	297
2.966% due 02/25/2036 •		227	188
3.832% due 02/25/2037 ^~		595	513
6.000% due 04/25/2037 ^		126	79
6.250% due 12/25/2033		113	112

Countrywide Home Loan Mortgage Pass-Through Trust
1.407% due 05/25/2035 •		151	121
1.527% due 04/25/2035 •		17	15
1.587% due 03/25/2035 •		204	159
3.625% due 07/19/2031 ~		3	3
3.792% due 09/25/2047 ^~		106	89

Countrywide Home Loan Reperforming REMIC Trust
1.287% due 06/25/2035 •		1,724	1,556
4.915% due 01/25/2034 ^~		9	8

Credit Suisse First Boston Mortgage Securities Corp.
2.383% due 03/25/2032 ~		31	26
3.996% due 11/25/2033 ~		806	746
4.172% due 11/25/2034 ~		225	213

Credit Suisse Mortgage Capital Certificates
3.549% due 08/26/2058		10,190	10,596

Credit Suisse Mortgage Capital Trust
1.455% due 07/15/2032 •		15,600	13,854
1.655% due 02/15/2031 •		7,500	7,274
3.318% due 12/26/2059 ~		2,778	2,854
3.319% due 10/27/2059 ~		21,277	20,897
3.322% due 10/25/2058 ~		9,691	10,128

Dukinfield PLC
1.759% due 08/15/2045 •	GBP	1,666	2,064

Durham Mortgages A PLC
1.301% due 03/31/2053 •		24,125	29,792

Durham Mortgages B PLC
1.351% due 03/31/2054 •		9,227	11,361

European Loan Conduit
1.000% due 02/17/2030 •	EUR	10,699	11,298

Finsbury Square PLC
0.000% due 03/16/2070 •	GBP	25,200	30,492
1.457% due 06/16/2069 •		2,470	2,967

First Horizon Mortgage Pass-Through Trust
4.622% due 08/25/2035 ~		$187	144

FirstKey Master Funding
3.000% due 05/27/2036 ~		3,669	3,448

FWD Securitization Trust
2.240% due 01/25/2050 ~		11,901	11,754

GCAT Trust
2.650% due 10/25/2068 ~		2,762	2,742

GMAC Mortgage Corp. Loan Trust
4.512% due 08/19/2034 ~		501	437

32	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gosforth Funding PLC
1.522% due 12/19/2059 •		$2,726	$2,707

GPMT Ltd.
1.673% due 11/21/2035 •		9,027	8,745

Great Hall Mortgages PLC
0.643% due 03/18/2039 •	GBP	1,957	2,321
0.663% due 06/18/2038 •		1,203	1,432

GreenPoint Mortgage Funding Trust
1.387% due 06/25/2045 •		$176	140
1.407% due 06/25/2045 •		96	76
1.487% due 11/25/2045 •		264	196

GS Mortgage Securities Corp. Trust
1.405% due 07/15/2032 •		8,000	7,606

GS Mortgage Securities Trust
2.905% due 11/10/2049		4,200	4,234
3.648% due 01/10/2047		26,612	27,442

GSMPS Mortgage Loan Trust
8.500% due 01/25/2036		108	111

GSR Mortgage Loan Trust
3.606% due 04/25/2036 ~		181	137
3.932% due 01/25/2036 ^~		220	203
4.098% due 09/25/2035 ~		757	716

HarborView Mortgage Loan Trust
0.880% due 03/19/2037 •		567	486
0.930% due 07/19/2046 ^•		1,218	693
1.190% due 05/19/2035 •		694	648
1.230% due 03/19/2036 ^•		1,849	1,494
3.763% due 04/19/2034 ~		12	11
4.305% due 08/19/2036 ^~		42	39

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	128,290	156,795

Holmes Master Issuer PLC
2.191% due 10/15/2054 •		$25,046	24,970
2.251% due 10/15/2054 •		155,825	155,167

HPLY Trust
1.705% due 11/15/2036 •		23,103	20,008

Impac CMB Trust
1.587% due 03/25/2035 •		2,311	2,054
1.847% due 10/25/2033 •		2	2

IMT Trust
1.405% due 06/15/2034 •		8,947	8,225

IndyMac Adjustable Rate Mortgage Trust
3.528% due 01/25/2032 ~		1	1
3.699% due 01/25/2032 ~		1	1

IndyMac Mortgage Loan Trust
1.127% due 07/25/2047 •		464	341
1.137% due 09/25/2046 •		884	699
1.147% due 06/25/2046 •		397	309
1.157% due 05/25/2046 •		140	117
1.427% due 07/25/2035 •		104	89
3.854% due 12/25/2034 ~		15	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMBB Commercial Mortgage Securities Trust
3.046% due 04/15/2047		$67	$68

JPMorgan Chase Commercial Mortgage Securities Trust
1.555% due 12/15/2036 •		8,500	7,983
1.565% due 01/16/2037 •		7,600	7,360
1.615% due 06/15/2035 •		23,840	21,699
1.705% due 06/15/2032 •		20,423	19,534
2.155% due 12/15/2031 •		15,100	14,745
3.093% due 07/05/2032		11,175	11,232
3.379% due 09/15/2050		4,300	4,520

JPMorgan Mortgage Trust
3.091% due 04/25/2035 ~		918	708

Lanark Master Issuer PLC
2.453% due 12/22/2069 •		24,190	24,024

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		4,280	3,838

Liberty Funding Pty. Ltd.
1.840% due 10/10/2049 •	AUD	1,933	1,185

London Wall Mortgage Capital PLC
1.609% due 11/15/2049 •	GBP	2,694	3,302

Luminent Mortgage Trust
1.117% due 12/25/2036 •		$591	533
1.147% due 10/25/2046 •		162	137
1.307% due 12/25/2036 ^•		128	104

MASTR Adjustable Rate Mortgages Trust
1.157% due 04/25/2046 •		392	323
4.684% due 11/21/2034 ~		415	397

MASTR Alternative Loan Trust
6.000% due 08/25/2033		480	497

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.405% due 11/15/2031 •		496	462

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.145% due 12/15/2030 •		560	520
1.565% due 08/15/2032 •		29	25
2.612% due 10/20/2029 •		347	312

Merrill Lynch Mortgage Investors Trust
1.157% due 02/25/2036 •		2,228	2,108
1.197% due 11/25/2035 •		267	218
3.033% (US0006M + 1.500%) due 12/25/2032 ~		3	2

Merrill Lynch Mortgage-Backed Securities Trust
3.740% due 04/25/2037 ^~		259	219

MF1 Ltd.
2.077% due 12/25/2034 «•		2,500	2,239

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		27,649	27,508

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046		758	765
3.040% due 04/15/2048		3,500	3,588

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
1.705% due 05/15/2036 •		$11,400	$9,753
5.531% due 09/15/2042 ~		2,791	2,808
5.945% due 06/11/2042 ~		8,100	8,477
6.128% due 06/11/2049 ~		3,311	3,291

Morgan Stanley Mortgage Loan Trust
1.167% due 02/25/2047 •		851	314
3.798% due 06/25/2036 ~		41	38

MortgageIT Trust
1.687% due 12/25/2034 •		386	357

Motel 6 Trust
1.625% due 08/15/2034 •		15,904	14,936

Natixis Commercial Mortgage Securities Trust
1.455% due 02/15/2033 •		5,900	5,295

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		91,966	92,765
3.500% due 10/25/2059 ~		3,494	3,528

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		94,762	94,957
4.500% due 05/25/2058 ~		15,104	15,692

Nomura Resecuritization Trust
3.247% due 12/26/2036 •		2,314	2,255
3.988% due 04/26/2037 ~		1,165	1,169

OBX Trust
1.597% due 06/25/2057 •		2,167	2,044

Pepper Residential Securities Trust
1.696% due 08/13/2057 •	AUD	3,906	2,402

Permanent Master Issuer PLC
2.211% due 07/15/2058 •		$6,750	6,735
2.381% due 07/15/2058 •		13,050	12,891

PFP Ltd.
1.675% due 04/14/2036 •		48,895	43,791

Precise Mortgage Funding PLC
1.140% due 03/12/2055 •	GBP	3,101	3,782

RBS Acceptance, Inc.
4.826% due 06/25/2024 ~		$1	1

RBSSP Resecuritization Trust
2.267% due 08/26/2045 •		2,475	2,346

Residential Accredit Loans, Inc. Trust
1.157% due 04/25/2046 •		162	60
1.197% due 08/25/2037 •		243	202
1.247% due 08/25/2035 •		536	424
3.326% due 09/25/2045 •		338	285

Residential Asset Securitization Trust
4.298% due 12/25/2034 ~		1,076	975
5.750% due 02/25/2036 ^		104	64

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032		11	11

Residential Mortgage Securities PLC
1.737% due 09/20/2065 •	GBP	3,036	3,754

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	41,800	$50,955

Sequoia Mortgage Trust
0.973% due 05/20/2035 •		$2,292	2,006
1.533% due 10/20/2027 •		124	112
2.475% due 05/20/2034 •		750	702
3.395% due 01/20/2047 ^~		123	87
4.587% due 04/20/2035 ~		77	75

Silverstone Master Issuer PLC
1.461% due 01/21/2070 •	GBP	25,232	30,884
2.389% due 01/21/2070 •		$4,730	4,657

Stanlington PLC
1.460% due 06/12/2046 •	GBP	1,856	2,291

Structured Adjustable Rate Mortgage Loan Trust
3.366% due 01/25/2035 ^•		$34	28
3.872% due 02/25/2034 ~		37	33
3.982% due 08/25/2035 ~		344	297

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		1,917	1,710
1.137% due 07/25/2046 ^•		1,387	975
1.167% due 05/25/2036 •		3,817	3,336
1.167% due 05/25/2046 •		858	416
1.207% due 03/25/2037 •		452	259
1.227% due 02/25/2036 ^•		19	16
1.330% due 07/19/2034 •		8	7
1.407% due 05/25/2045 •		245	212
1.410% due 09/19/2032 •		10	9
1.450% due 03/19/2034 •		143	130
1.450% due 04/19/2035 •		637	576

Structured Asset Securities Corp.
5.050% due 02/25/2034 þ		2	2

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.807% due 07/25/2032 ~		4	3

Tharaldson Hotel Portfolio Trust
1.755% due 11/11/2034 •		10,207	9,791

Thornburg Mortgage Securities Trust
3.713% due 04/25/2045 ~		69	61

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	51,085	62,140
1.911% due 02/20/2054 •		9,663	11,665

Towd Point Mortgage Funding PLC
1.551% (BP0003M + 0.800%) due 02/20/2045 ~		9,129	11,045
1.724% due 10/20/2051 •		11,476	13,847

Trinity Square PLC
1.875% due 07/15/2051 •		6,460	7,889

UBS-Barclays Commercial Mortgage Trust
1.601% due 04/10/2046 •		$3,296	3,370

WaMu Mortgage Pass-Through Certificates Trust
1.207% due 11/25/2045 •		70	65
1.217% due 12/25/2045 •		97	88

34	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.237% due 10/25/2045 •		$660	$606
1.257% due 01/25/2045 •		81	73
1.307% due 10/25/2045 •		1,097	997
1.727% due 01/25/2045 •		1,703	1,563
2.234% due 02/27/2034 •		31	28
2.234% due 01/25/2047 •		148	124
2.484% due 07/25/2046 •		171	136
2.484% due 08/25/2046 •		1,688	1,366
2.484% due 09/25/2046 •		273	238
2.484% due 11/25/2046 •		109	91
2.536% due 12/25/2046 •		624	510
2.666% due 02/25/2047 ^•		353	285
2.696% due 01/25/2047 •		229	201
2.706% due 01/25/2047 ^•		448	376
2.726% due 04/25/2047 •		852	688
2.863% due 12/25/2046 •		1,067	885
2.873% due 12/25/2046 ^•		503	403
2.966% due 02/25/2046 •		1,331	1,162
2.966% due 08/25/2046 •		5,931	5,234
3.063% due 01/25/2037 ^~		284	235
3.166% due 11/25/2042 •		169	145
3.357% due 12/25/2036 ^~		182	161
3.366% due 06/25/2042 •		170	144
3.366% due 08/25/2042 •		249	215
3.428% due 04/25/2037 ^~		180	144
3.430% due 05/25/2037 ^~		325	257
3.478% due 02/25/2037 ^~		416	334
3.533% due 03/25/2033 ~		32	29
3.586% due 02/25/2037 ^~		455	390
3.725% due 09/25/2036 ^~		279	239
3.725% due 02/25/2037 ^~		940	815
4.314% due 09/25/2033 ~		737	659
4.373% due 06/25/2034 ~		695	630
4.390% due 09/25/2033 ~		231	202

Warwick Finance Residential Mortgages PLC
1.522% due 09/21/2049 •	GBP	5,689	7,041

Washington Mutual Mortgage Pass-Through Certificates Trust
2.936% due 05/25/2046 ^•		$324	240

Wells Fargo Commercial Mortgage Trust
1.436% due 12/15/2036 •		4,737	4,403
1.647% due 12/13/2031 •		10,000	9,514
1.850% due 07/15/2046 •		2,500	2,535
2.350% due 01/15/2059 •		3,500	3,657

Wells Fargo-RBS Commercial Mortgage Trust
1.360% due 08/15/2047 •		18,252	18,434
1.590% due 12/15/2045 •		20,884	21,148
2.000% due 06/15/2045 •		22,535	22,827
2.250% due 06/15/2044 •		10,556	10,627
3.369% due 11/15/2047		14,778	15,221
3.440% due 04/15/2045		2,168	2,195

Total Non-Agency Mortgage-Backed Securities (Cost $1,729,683)			1,666,475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 13.3%

AASET U.S. Ltd.
3.844% due 01/16/2038		$11,685	$9,752

Accredited Mortgage Loan Trust
1.207% due 09/25/2036 •		7,532	7,040

ACE Securities Corp. Home Equity Loan Trust
1.007% due 10/25/2036 •		11	5
1.727% due 04/25/2034 •		18,701	16,912
1.982% due 10/25/2034 •		2,993	2,732

Allegro CLO Ltd.
2.990% due 01/30/2026 •		959	958

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.397% due 01/25/2036 •		1,252	1,244
1.727% due 05/25/2034 •		292	284

Amortizing Residential Collateral Trust
1.647% due 10/25/2031 •		177	162

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.887% due 06/25/2029 •		88	72

Arbor Realty Commercial Real Estate Notes Ltd.
1.855% due 05/15/2037 •		19,500	17,420

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	6,500	6,902

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.997% due 12/25/2033 •		$136	123
3.893% due 12/25/2033 •		2,257	2,163

Arkansas Student Loan Authority
2.579% due 11/25/2043 •		2,563	2,543

Asset-Backed Funding Certificates Trust
1.647% due 06/25/2034 •		383	351
1.922% due 06/25/2033 •		1,319	1,276

Asset-Backed Securities Corp. Home Equity Loan Trust
1.027% due 05/25/2037 •		24	17
1.187% due 07/25/2036 •		1,150	1,004

Atlas Senior Loan Fund Ltd.
2.689% due 04/20/2028 •		2,400	2,322

Basic Asset-Backed Securities Trust
1.257% due 04/25/2036 •		666	647

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		1,016	916

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		4,162	4,133
3.967% due 03/28/2034 þ		586	584

Bear Stearns Asset-Backed Securities Trust
1.437% due 09/25/2035 •		6,483	6,367
1.607% due 10/25/2032 •		145	141
1.622% due 11/25/2035 ^•		780	779
1.747% due 10/27/2032 •		66	61
1.947% due 10/25/2037 •		743	726

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.947% due 11/25/2042 •	$19	$18
2.197% due 08/25/2037 •	420	392
5.500% due 09/25/2033 þ	7,810	7,507

Bear Stearns Second Lien Trust
2.297% due 01/25/2036 •	15,141	15,107

Benefit Street Partners CLO Ltd.
2.599% due 07/18/2027 •	2,291	2,264

Black Diamond CLO Ltd.
2.886% due 02/06/2026 •	207	207

BlueMountain CLO Ltd.
3.178% due 04/13/2027 •	8,699	8,676

Bravo Mortgage Asset Trust
1.187% due 07/25/2036 •	261	257

Brookside Mill CLO Ltd.
2.656% due 01/17/2028 •	5,000	4,901

Carrington Mortgage Loan Trust
1.407% due 06/25/2035 •	450	457

Cent CLO Ltd.
3.105% due 10/29/2025 •	406	394

Chase Funding Trust
1.587% due 08/25/2032 •	25	22

CIT Group Home Equity Loan Trust
1.487% due 06/25/2033 •	13	13

Citigroup Mortgage Loan Trust
1.007% due 07/25/2045 •	289	218

CLNC FL1 Ltd.
2.000% due 08/20/2035 •	46,900	43,702

Colony American Finance Ltd.
2.544% due 06/15/2048	2,613	2,602

Commonbond Student Loan Trust
2.550% due 05/25/2041	4,425	4,483

Countrywide Asset-Backed Certificates
1.237% due 05/25/2047 •	229	215
1.687% due 05/25/2032 •	161	154
2.372% due 03/25/2035 •	1,188	1,182
2.447% due 10/25/2034 •	2,279	2,135

Countrywide Asset-Backed Certificates Trust
1.097% due 09/25/2046 •	107	104
1.747% due 10/25/2047 •	2,026	1,759
1.847% due 05/25/2036 •	555	505

Countrywide Asset-Backed Certificates Trust, Inc.
1.487% due 12/25/2034 •	5,697	5,344

Countrywide Asset-Backed Certificates, Inc.
1.772% due 03/25/2034 •	1,535	1,469

Credit Suisse First Boston Mortgage Securities Corp.
1.567% due 01/25/2032 •	2	1

Credit-Based Asset Servicing & Securitization LLC
1.067% due 07/25/2037 •	294	174
1.547% due 08/25/2035 •	4,490	4,286

Credit-Based Asset Servicing & Securitization Trust
1.007% due 11/25/2036 •	45	22

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Point CLO Ltd.
2.989% due 10/20/2028 •		$2,950	$2,847

CWHEQ Revolving Home Equity Loan Trust
0.845% due 01/15/2037 •		13	11

Dell Equipment Finance Trust
2.970% due 10/22/2020		83	83

Delta Funding Home Equity Loan Trust
1.525% due 09/15/2029 •		24	23

Dorchester Park CLO DAC
2.719% due 04/20/2028 •		8,300	8,124

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	10,400	11,018

ECMC Group Student Loan Trust
1.697% due 02/27/2068 •		$21,325	20,332
1.947% due 07/25/2069 •		12,974	12,698
1.997% due 05/25/2067 •		1,336	1,303

Edsouth Indenture LLC
1.677% due 04/25/2039 •		2,424	2,368

EFS Volunteer LLC
2.644% due 10/25/2035 •		4,607	4,485

EMC Mortgage Loan Trust
1.687% due 05/25/2040 •		34	31

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		30,200	29,343

Fieldstone Mortgage Investment Trust
3.122% due 08/25/2034 •		769	737

Figueroa CLO Ltd.
2.731% due 01/15/2027 •		10,004	9,978

Finance America Mortgage Loan Trust
1.772% due 08/25/2034 •		8,169	7,548

First Franklin Mortgage Loan Trust
1.107% due 11/25/2036 •		3,140	2,928

First NLC Trust
1.017% due 08/25/2037 •		432	223

Flagship CLO Ltd.
2.693% due 01/16/2026 •		2,354	2,323

Ford Auto Securitization Trust
2.198% due 03/15/2021	CAD	637	452
2.321% due 10/15/2023		29,100	20,554

Ford Credit Floorplan Master Owner Trust
1.305% due 09/15/2024 •		$49,200	44,599

Fremont Home Loan Trust
1.682% due 01/25/2035 •		2,013	1,912

Gallatin CLO Ltd.
2.869% due 01/21/2028 •		27,600	26,918
2.881% (US0003M + 1.050%) due 07/15/2027 ~		14,896	14,586

GoldentTree Loan Management U.S. CLO Ltd.
2.596% due 04/20/2029 •		12,900	12,221

Greystone Commercial Real Estate Notes Ltd.
1.885% due 09/15/2037 •		16,000	14,047

36	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAA Home Equity Trust
1.217% due 07/25/2037 •	$1,485	$1,364

GSAMP Trust
1.017% due 12/25/2036 •	325	163
1.207% due 06/25/2036 •	5,662	5,045
1.697% due 01/25/2034 •	1,565	1,392

GSRPM Mortgage Loan Trust
1.447% due 03/25/2035 •	2,500	2,389

Home Equity Asset Trust
1.337% due 07/25/2036 •	7,763	7,238
1.867% due 02/25/2033 •	1	1
1.892% due 06/25/2034 •	4,232	3,618

HSI Asset Loan Obligation Trust
1.687% due 12/25/2036 •	102	37

HSI Asset Securitization Corp. Trust
1.107% due 05/25/2037 •	148	144
1.127% due 02/25/2036 •	286	283
1.277% due 02/25/2036 •	4,268	3,588

JPMorgan Mortgage Acquisition Trust
1.157% due 10/25/2036 •	7,832	7,243
1.187% due 05/25/2037 •	1,500	1,379
1.217% due 07/25/2036 •	2,500	2,129

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	3,874	3,933
3.750% due 04/25/2059 þ	8,825	8,642

Lehman ABS Mortgage Loan Trust
1.037% due 06/25/2037 •	326	229

Lehman XS Trust
1.097% due 04/25/2037 ^•	122	121

LMREC, Inc.
3.329% due 11/24/2031 •	2,059	2,032

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •	41,400	40,287

Long Beach Mortgage Loan Trust
1.507% due 10/25/2034 •	359	288
1.647% due 03/25/2032 •	21	20
1.772% due 02/25/2034 •	504	493
1.922% due 04/25/2035 •	23,800	22,559
1.967% due 08/25/2033 •	2,123	2,046

LP Credit Card ABS Master Trust
3.189% due 08/20/2024 •	38,301	37,011

Madison Park Funding Ltd.
3.149% due 04/20/2026 •	7,424	7,359

Marlette Funding Trust
2.690% due 09/17/2029	2,471	2,394
3.130% due 07/16/2029	17,512	16,836
3.440% due 04/16/2029	1,834	1,774
3.710% due 12/15/2028	5,288	5,152

Massachusetts Educational Financing Authority
2.744% due 04/25/2038 •	692	686

Master Credit Card Trust
1.414% due 07/21/2024 •	20,800	19,410

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
0.997% due 11/25/2036 •	$58	$23
0.997% due 01/25/2037 •	288	96
1.647% due 09/25/2034 •	9,553	8,351
1.727% due 02/25/2034 •	1,257	1,129

Merrill Lynch Mortgage Investors Trust
1.027% due 09/25/2037 •	5	3
1.067% due 02/25/2037 •	300	107
1.337% due 12/25/2036 •	4,719	4,582

Morgan Stanley ABS Capital, Inc. Trust
1.007% due 05/25/2037 •	132	109
1.047% due 09/25/2036 •	20	8
1.257% due 12/25/2035 •	1,047	989
1.847% due 05/25/2034 •	18,221	16,604

Morgan Stanley Home Equity Loan Trust
1.937% due 05/25/2035 •	950	883

Morgan Stanley IXIS Real Estate Capital Trust
0.997% due 11/25/2036 •	9	4

Mountain View CLO Ltd.
1.795% due 10/16/2029 •	11,700	10,998
2.631% due 10/15/2026 •	9,750	9,649

Navient Private Education Loan Trust
1.055% due 12/15/2059 •	854	853
2.650% due 12/15/2028	6,508	6,576
2.740% due 02/15/2029	3,795	3,843

Navient Private Education Refi Loan Trust
2.460% due 11/15/2068	2,600	2,656
3.030% due 01/15/2043	7,737	7,742

Navient Student Loan Trust
1.297% due 03/25/2067 •	11,622	11,483
1.747% due 07/26/2066 •	16,125	15,621
1.997% due 12/27/2066 •	21,132	20,740
3.430% due 12/15/2059	6,594	6,615

Nelnet Student Loan Trust
1.547% due 02/27/2051 •	6,105	5,967
1.647% due 09/27/2038 •	5,183	5,045
1.747% due 09/25/2065 •	3,756	3,697
1.747% due 08/25/2067 •	43,992	42,498
1.797% due 02/25/2066 •	3,563	3,377
1.847% due 06/27/2067 •	80,795	77,407

Neuberger Berman CLO Ltd.
2.631% due 07/15/2027 •	3,978	3,874

New Century Home Equity Loan Trust
1.127% due 05/25/2036 •	291	232
1.877% due 11/25/2034 •	2,641	2,373

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.097% due 07/25/2036 •	4,471	3,834

Northstar Education Finance, Inc.
1.647% due 12/26/2031 •	4,039	3,963

NovaStar Mortgage Funding Trust
1.607% due 01/25/2036 •	9,170	8,737
2.027% due 06/25/2035 •	3,864	3,621

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oaktree CLO
2.997% due 05/13/2029 •	$500	$477

Ocean Trails CLO
2.981% due 07/15/2028 •	3,300	3,242

OCP CLO Ltd.
2.631% due 07/15/2027 •	1,764	1,747

Octagon Investment Partners Ltd.
2.931% due 04/15/2026 •	3,149	3,148

OneMain Financial Issuance Trust
2.370% due 09/14/2032	12,855	12,647

Option One Mortgage Loan Trust
1.487% due 08/25/2032 •	65	62
1.607% due 05/25/2035 •	926	907

Oscar U.S. Funding LLC
3.100% due 04/11/2022	8,979	9,037

Oscar U.S. Funding Trust LLC
3.150% due 08/10/2021	1,535	1,539

Palmer Square CLO Ltd.
2.542% due 08/15/2026 •	14,638	14,261

Palmer Square Loan Funding Ltd.
2.431% due 04/15/2026 •	2,230	2,197
2.481% due 07/15/2026 •	10,005	9,768

Penarth Master Issuer PLC
1.062% due 09/18/2022 •	24,600	24,349
1.152% due 07/18/2023 •	39,050	38,621

PFS Financing Corp.
1.255% due 04/15/2024 •	18,700	17,785

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024	1,074	1,068

RAAC Trust
1.497% due 01/25/2046 •	6,194	5,927

Renaissance Home Equity Loan Trust
1.307% due 11/25/2034 •	145	118
1.827% due 08/25/2033 •	336	299

Residential Asset Mortgage Products Trust
1.467% due 07/25/2035 •	1,000	935
1.487% due 05/25/2036 •	4,211	4,119
1.967% due 01/25/2034 •	3,195	2,955
2.187% due 06/25/2032 •	3	3

Residential Asset Securities Corp. Trust
1.592% due 03/25/2035 •	2,364	2,293

Securitized Asset-Backed Receivables LLC Trust
1.617% due 08/25/2034 •	3,243	2,565
1.622% due 01/25/2035 •	956	862

Shackleton CLO Ltd.
2.949% due 10/20/2028 •	16,600	15,810

SLC Student Loan Trust
0.851% due 03/15/2027 •	17,115	16,857
0.861% due 06/15/2029 •	4,690	4,602
1.752% due 05/15/2029 •	6,363	6,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
1.211% due 12/15/2027 •	$13,741	$13,628
1.291% due 12/15/2025 •	14,510	14,347
1.397% due 06/25/2043 •	11,898	11,479
1.597% due 12/27/2038 •	2,228	2,165
1.647% due 01/25/2029 •	4,838	4,635
1.904% due 01/25/2027 •	2,750	2,742
1.934% due 10/25/2028 •	2,278	2,233
1.934% due 10/27/2031 •	42,851	41,762
1.944% due 10/25/2029 •	8,717	8,408
2.344% due 01/25/2028 •	2,557	2,547
2.394% due 10/25/2029 •	23,127	22,531
2.544% due 04/25/2023 •	1,294	1,231
2.694% due 07/25/2023 •	2,703	2,628
3.294% due 04/25/2023 •	16,551	16,474
3.494% due 07/25/2023 •	5,298	5,009

SMB Private Education Loan Trust
2.155% due 02/17/2032 •	3,874	3,873
2.340% due 09/15/2034	979	981

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	2,912	2,779
2.770% due 05/25/2026	4,469	4,438

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	12,688	12,317
3.010% due 04/25/2028	8,909	8,653
3.240% due 02/25/2028	9,489	9,210

SoFi Professional Loan Program LLC
2.050% due 01/25/2041	66	66
2.400% due 03/26/2040	2,785	2,726
2.447% due 10/27/2036 •	2,331	2,306
2.720% due 10/27/2036	1,195	1,190
3.020% due 02/25/2040	968	997
3.180% due 06/15/2048	15,773	15,770

SoFi Professional Loan Program Trust
2.060% due 05/15/2046	20,674	20,177
3.080% due 01/25/2048	5,105	5,089
3.120% due 02/25/2048	4,042	4,064

Sound Point CLO Ltd.
2.709% due 01/20/2028 •	26,000	25,285
2.956% due 01/23/2029 •	47,700	46,369

Soundview Home Loan Trust
1.117% due 06/25/2036 •	2,530	2,455
1.217% due 03/25/2036 •	3,425	3,190
1.227% due 05/25/2036 •	19,250	17,525

Specialty Underwriting & Residential Finance Trust
1.922% due 12/25/2035 •	1,288	1,236

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	42,556	40,111

Springleaf Funding Trust
2.680% due 07/15/2030	25,284	24,276

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	2,797	2,794

38	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starwood Waypoint Homes Trust
1.655% due 01/17/2035 •	$10,103	$9,449

Structured Asset Investment Loan Trust
1.922% due 10/25/2033 •	16	15

Structured Asset Securities Corp. Mortgage Loan Trust
3.081% due 04/25/2035 •	504	467

Terwin Mortgage Trust
1.157% due 07/25/2037 •	1,724	1,624

THL Credit Wind River CLO Ltd.
2.711% due 01/15/2026 •	11,745	11,705

Towd Point Mortgage Trust
1.947% due 05/25/2058 •	20,420	20,149
1.947% due 10/25/2059 •	15,609	15,284

TPG Real Estate Finance
1.950% due 10/15/2034 •	44,300	41,371

Tralee CLO Ltd.
2.929% due 10/20/2028 •	43,200	41,611

Upstart Securitization Trust
2.684% due 01/21/2030	15,249	15,171
2.897% due 09/20/2029	4,682	4,347
3.450% due 04/20/2026	863	857

Utah State Board of Regents
1.697% due 01/25/2057 •	14,013	13,868

Venture CDO Ltd.
2.711% due 04/15/2027 •	47,450	46,225

Venture CLO Ltd.
2.681% due 01/15/2028 •	10,150	9,915
2.952% due 10/22/2031 •	5,700	5,500

Volvo Financial Equipment Master Owner Trust
1.225% due 07/17/2023 •	510	505

Washington Mutual Asset-Backed Certificates Trust
1.007% due 10/25/2036 •	56	25

Wells Fargo Home Equity Asset-Backed Securities Trust
1.157% due 01/25/2037 •	6,274	6,142

WhiteHorse Ltd.
2.766% due 04/17/2027 •	7,740	7,663

World Omni Automobile Lease Securitization Trust
2.940% due 05/15/2023	150	150

Total Asset-Backed Securities (Cost $1,887,634)		1,815,411

SOVEREIGN ISSUES 2.2%

Development Bank of Japan, Inc.
2.376% (US0003M + 0.570%) due 04/23/2021 ~	4,000	4,015

Export-Import Bank of India
2.395% (US0003M + 1.020%) due 03/28/2022 ~(d)	11,400	11,057

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.696% (US0003M + 1.000%) due 08/21/2022 ~		$35,253	$34,837
2.750% due 04/01/2020		19,230	19,230
2.750% due 08/12/2020		19,779	19,794

Mexico Government International Bond
7.250% due 12/09/2021	MXN	4,998,880	214,742

Total Sovereign Issues (Cost $349,438)			303,675

SHORT-TERM INSTRUMENTS 2.0%

CERTIFICATES OF DEPOSIT 0.8%

Emirates NBD PJSC
2.850% due 05/04/2020		$42,300	42,377

Sumitomo Mitsui Banking Corp.
2.087% (US0003M + 0.350%) due 11/05/2021 ~		68,800	67,484

			109,861

COMMERCIAL PAPER 0.4%

Syngenta Wilmington
2.250% due 06/05/2020		49,100	48,821

REPURCHASE AGREEMENTS (e) 0.0%
			5,580

U.S. TREASURY BILLS 0.8%
0.426% due 04/07/2020 - 06/18/2020 (b)(c)(h)(j)		112,504	112,488

Total Short-Term Instruments (Cost $278,020)			276,750

Total Investments in Securities (Cost $14,734,422)			14,218,320

		SHARES
INVESTMENTS IN AFFILIATES 11.1%

SHORT-TERM INSTRUMENTS 11.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.1%

PIMCO Short Asset Portfolio		92,418,304	897,290

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	64,072,120	$629,252

Total Short-Term Instruments (Cost $1,548,333)		1,526,542

Total Investments in Affiliates (Cost $1,548,333)		1,526,542

Total Investments 114.9% (Cost $16,282,755)		$15,744,862

Financial Derivative Instruments (g)(i) 0.5% (Cost or Premiums, net $(33,567))		72,428

Other Assets and Liabilities, net (15.4)%		(2,117,958)

Net Assets 100.0%		$13,699,332

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	04/28/2020	01/31/2020	$14,105	$14,113	0.10%
CIMIC Group Ltd.	0.000	05/05/2020	01/31/2020	15,969	15,979	0.12
CIMIC Group Ltd.	0.000	05/12/2020	01/31/2020	18,100	18,112	0.13
CIMIC Group Ltd.	0.000	06/17/2020	02/26/2020	73,812	73,864	0.54
Export-Import Bank of India	2.395	03/28/2022	12/19/2019	11,316	11,057	0.08
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	22,467	22,820	0.17
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	22,467	22,576	0.17
Orange Unified School District, California Revenue Bonds, Series 2008	2.431	05/01/2043	11/27/2019	31,852	29,549	0.22

40	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
QNB Finance Ltd.	2.321%	12/06/2021	06/20/2019	$10,072	$10,125	0.07%
Toyota Industries Corp.	1.911	08/03/2020	08/22/2018	597	598	0.00

				$220,757	$218,793	1.60%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$5,580	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(5,694)	$5,580	$5,580

Total Repurchase Agreements						$(5,694)	$5,580	$5,580

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	2.750%	03/30/2020	04/27/2020		$(96,781)	$(96,796)
FOB	1.500	03/20/2020	TBD	(2)	(297,001)	(297,149)
IND	1.100	03/16/2020	06/16/2020		(51,935)	(51,960)
MSC	1.000	03/18/2020	04/17/2020		(41,646)	(41,662)
NOM	1.500	03/30/2020	04/30/2020		(96,867)	(96,875)
RCY	0.950	03/17/2020	07/15/2020		(160,568)	(160,632)
	1.050	03/16/2020	04/16/2020		(350,657)	(350,821)

Total Reverse Repurchase Agreements						$(1,095,895)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(96,796)	$0	$(96,796)	$128,338	$31,542
FICC	5,580	0	0	5,580	(5,694)	(114)
FOB	0	(297,149)	0	(297,149)	331,084	33,935
IND	0	(51,960)	0	(51,960)	56,215	4,255
MSC	0	(41,662)	0	(41,662)	43,732	2,070
NOM	0	(96,875)	0	(96,875)	106,613	9,738
RCY	0	(511,453)	0	(511,453)	530,637	19,184

Total Borrowings and Other Financing Transactions	$5,580	$(1,095,895)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO Short-Term Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(193,671)	$(51,960)	$(297,149)	$(542,780)
U.S. Government Agencies	0	(392,483)	0	(160,632)	(553,115)

Total Borrowings	$0	$(586,154)	$(51,960)	$(457,781)	$(1,095,895)

Payable for reverse repurchase agreements					$(1,095,895)

(f)	Securities with an aggregate market value of $1,199,784 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(743,997) at a weighted average interest rate of 2.077%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers’ Acceptance March Futures	03/2021	12,336	$2,178,391	$18,135	$329	$(109)
Canada Government 10-Year Bond June Futures	06/2020	4,034	421,774	18,427	401	(115)
U.S. Treasury 10-Year Note June Futures	06/2020	783	108,592	4,357	0	(110)
U.S. Treasury 10-Year Ultra June Futures	06/2020	890	138,868	7,279	0	(292)

				$48,198	$730	$(626)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	18,573	$(4,627,463)	$(58,761)	$0	$(1,368)
U.S. Treasury 5-Year Note June Futures	06/2020	9,832	(1,232,533)	(44,547)	461	0

				$(103,308)	$461	$(1,368)

Total Futures Contracts				$(55,110)	$1,191	$(1,994)

42	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$760,186	$(37,942)	$83,022	$45,080	$10,101	$0
CDX.HY-34 5-Year Index	(5.000)	Quarterly	06/20/2025	248,100	9,874	5,169	15,043	3,360	0

					$(28,068)	$88,191	$60,123	$13,461	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay/ Receive Floating Rate Index	Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$807,200	$0	$(344)	$(344)	$0	$(69)
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	618,000	0	(266)	(266)	0	(52)

					$0	$(610)	$(610)	$0	$(121)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.500%	Semi-Annual	06/19/2029	CAD	100,300	$5,828	$3,133	$8,961	$0	$(402)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		$887,400	(9,208)	(105,551)	(114,759)	4,578	0
Pay(4)	28-Day MXN-TIIE	5.730	Lunar	12/09/2021	MXN	1,450,000	0	(19)	(19)	0	(19)
Receive(4)	28-Day MXN-TIIE	6.420	Lunar	12/09/2021		7,734,300	0	(3,617)	(3,617)	0	(710)

							$(3,380)	$(106,054)	$(109,434)	$4,578	$(1,131)

Total Swap Agreements							$(31,448)	$(18,473)	$(49,921)	$18,039	$(1,252)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,603	$18,039	$19,642	$0	$(1,994)	$(1,252)	$(3,246)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(h)

Securities with an aggregate market value of $37,358 and cash of $97,125 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $412 for closed futures is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2020		GBP	354,918	$		457,630	$16,787	$0
	04/2020	$		295,327		AUD	478,344	0	(1,097)
BPS	04/2020		AUD	253,264	$		168,063	12,382	(101)
	04/2020		CAD	235,038			175,338	8,524	(201)
	04/2020		GBP	8,664			10,100	0	(662)
	04/2020		JPY	16,702,600			161,157	5,820	0
	04/2020	$		6,434		AUD	9,812	0	(398)
	04/2020			26,183		CAD	35,575	75	(978)
	04/2020			456,826		GBP	368,706	1,143	0
	05/2020		GBP	368,705	$		457,195	0	(1,095)
	05/2020	$		1,397		CAD	1,969	3	0
BRC	04/2020		JPY	9,036,100	$		84,118	81	0
	04/2020		MXN	854,083			37,400	1,453	0
	04/2020	$		312,062		JPY	34,300,714	6,940	0
CBK	04/2020		AUD	3,051	$		1,802	0	(75)
	04/2020		CAD	33,763			25,338	1,346	0
	04/2020		EUR	27,762			30,436	0	(183)
	04/2020		GBP	5,124			6,654	299	(9)
	04/2020		JPY	8,512,000			79,227	64	0
	04/2020		MXN	433,321			19,058	821	0
	04/2020	$		152,152		AUD	233,178	89	(8,814)
	04/2020			169,953		CAD	233,226	48	(4,273)
	05/2020		CAD	35,025	$		24,849	0	(49)
GLM	04/2020	$		12,390		AUD	20,338	120	0
	04/2020			2,404		MXN	52,728	0	(185)
	05/2020		AUD	21,036	$		12,798	0	(144)
HUS	04/2020		MXN	5,210,605			228,596	9,292	0
JPM	04/2020			41,214			1,694	0	(38)
MYI	04/2020		AUD	491,853			323,545	21,006	0
SCX	04/2020	$		2,562		AUD	3,948	0	(134)
	05/2020		EUR	27,762	$		30,500	0	(157)
	05/2020	$		464		JPY	50,014	2	0

44	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
UAG	04/2020		MXN	130,283	$		5,212	$0	$(265)
	04/2020	$		2,586		AUD	4,516	192	0
	04/2020			123		MXN	2,941	0	0

Total Forward Foreign Currency Contracts								$86,487	$(18,858)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800%	06/17/2020	27,700	$(29)	$(484)
BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	82,400	(39)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	82,400	(87)	(1,495)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	72,500	(76)	(1,266)
DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	70,400	(81)	(1,133)
GST	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	80,200	(38)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	80,200	(68)	(1,455)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	225,400	(275)	(3,934)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	58,500	(41)	(388)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	135,800	(95)	(1,138)
MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	79,500	(103)	(1,279)

						$(932)	$(12,572)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.150%	04/03/2020	568,500	$(1,187)	$0

Total Written Options							$(2,119)	$(12,572)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.700%	Maturity	04/06/2020	$376,000	$0	$2,818	$2,818	$0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.720	Maturity	04/16/2020	133,900	0	(485)	0	(485)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.700	Maturity	04/22/2020	353,083	0	(1,358)	0	(1,358)

Total Swap Agreements								$0	$975	$2,818	$(1,843)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO Short-Term Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$16,787	$0	$0	$16,787	$(1,097)	$(484)	$0	$(1,581)	$15,206	$(16,490)	$(1,284)
BPS	27,947	0	2,818	30,765	(3,435)	(2,761)	(1,843)	(8,039)	22,726	(26,650)	(3,924)
BRC	8,474	0	0	8,474	0	0	0	0	8,474	(8,020)	454
CBK	2,667	0	0	2,667	(13,403)	0	0	(13,403)	(10,736)	10,680	(56)
DUB	0	0	0	0	0	(1,133)	0	(1,133)	(1,133)	187	(946)
GLM	120	0	0	120	(329)	0	0	(329)	(209)	261	52
GST	0	0	0	0	0	(6,915)	0	(6,915)	(6,915)	5,513	(1,402)
HUS	9,292	0	0	9,292	0	0	0	0	9,292	(14,040)	(4,748)
JPM	0	0	0	0	(38)	0	0	(38)	(38)	0	(38)
MYC	0	0	0	0	0	(1,279)	0	(1,279)	(1,279)	(3,268)	(4,547)
MYI	21,006	0	0	21,006	0	0	0	0	21,006	(20,810)	196
SCX	2	0	0	2	(291)	0	0	(291)	(289)	261	(28)
UAG	192	0	0	192	(265)	0	0	(265)	(73)	0	(73)

Total Over the Counter	$86,487	$0	$2,818	$89,305	$(18,858)	$(12,572)	$(1,843)	$(33,273)

(j)

Securities with an aggregate market value of $18,603 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

46	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,603	$1,603
Swap Agreements	0	13,461	0	0	4,578	18,039

	$0	$13,461	$0	$0	$6,181	$19,642

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$86,487	$0	$86,487
Swap Agreements	0	0	0	0	2,818	2,818

	$0	$0	$0	$86,487	$2,818	$89,305

	$0	$13,461	$0	$86,487	$8,999	$108,947

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,994	$1,994
Swap Agreements	0	0	0	0	1,252	1,252

	$0	$0	$0	$0	$3,246	$3,246

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,858	$0	$18,858
Written Options	0	12,572	0	0	0	12,572
Swap Agreements	0	0	0	0	1,843	1,843

	$0	$12,572	$0	$18,858	$1,843	$33,273

	$0	$12,572	$0	$18,858	$5,089	$36,519

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(328)	$(328)
Futures	0	0	0	0	54,892	54,892
Swap Agreements	0	19,419	0	0	(227,825)	(208,406)

	$0	$19,419	$0	$0	$(173,261)	$(153,842)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$111,695	$0	$111,695
Written Options	0	4,968	0	0	17,596	22,564
Swap Agreements	0	0	0	0	57,843	57,843

	$0	$4,968	$0	$111,695	$75,439	$192,102

	$0	$24,387	$0	$111,695	$(97,822)	$38,260

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(53,999)	$(53,999)
Swap Agreements	0	102,741	0	0	(29,307)	73,434

	$0	$102,741	$0	$0	$(83,306)	$19,435

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$51,920	$0	$51,920
Written Options	0	(12,781)	0	0	1,393	(11,388)
Swap Agreements	0	0	0	0	(13,682)	(13,682)

	$0	$(12,781)	$0	$51,920	$(12,289)	$26,850

	$0	$89,960	$0	$51,920	$(95,595)	$46,285

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$12,117	$286,526	$298,643
Corporate Bonds & Notes
Banking & Finance	0	4,347,723	0	4,347,723
Industrials	0	2,877,879	0	2,877,879
Specialty Finance	0	167,464	0	167,464
Utilities	0	321,063	0	321,063
Municipal Bonds & Notes
California	0	51,215	29,549	80,764
Colorado	0	1,548	0	1,548
Louisiana	0	16,951	0	16,951
New Jersey	0	502	0	502
Pennsylvania	0	2,483	0	2,483
U.S. Government Agencies	0	1,975,759	0	1,975,759
U.S. Treasury Obligations	0	65,230	0	65,230
Non-Agency Mortgage-Backed Securities	0	1,664,236	2,239	1,666,475
Asset-Backed Securities	0	1,815,411	0	1,815,411
Sovereign Issues	0	303,675	0	303,675
Short-Term Instruments
Certificates of Deposit	0	109,861	0	109,861
Commercial Paper	0	48,821	0	48,821
Repurchase Agreements	0	5,580	0	5,580
U.S. Treasury Bills	0	112,488	0	112,488

	$0	$13,900,006	$318,314	$14,218,320

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,526,542	$0	$0	$1,526,542

Total Investments	$1,526,542	$13,900,006	$318,314	$15,744,862

48	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,191	$18,039	$0	$19,230
Over the counter	0	89,305	0	89,305

	$1,191	$107,344	$0	$108,535

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,994)	(1,252)	0	(3,246)
Over the counter	0	(33,273)	0	(33,273)

	$(1,994)	$(34,525)	$0	$(36,519)

Total Financial Derivative Instruments	$(803)	$72,819	$0	$72,016

Totals	$1,525,739	$13,972,825	$318,314	$15,816,878

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$186,901	$103,476	$0	$364	$0	$(4,215)	$0	$0	$286,526	$(4,078)
Corporate Bonds & Notes
Industrials	97	0	(98)	0	(2)	3	0	0	0	0
Municipal Bonds & Notes
California	0	63,695	(31,965)	2	119	(2,302)	0	0	29,549	(2,302)
Non-Agency Mortgage-Backed Securities	14,093	2,500	(12,034)	0	0	(288)	0	(2,032)	2,239	(261)
Asset-Backed Securities	15,056	0	(6,021)	0	1	1	0	(9,037)	0	0

Totals	$216,147	$169,671	$(50,118)	$366	$118	$(6,801)	$0	$(11,069)	$318,314	$(6,641)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$210,059	Proxy Pricing	Base Price	97.400-98.550	98.027
	76,467	Third Party Vendor	Broker Quote	99.900-100.000	99.958
Municipal Bonds & Notes
California	29,549	Proxy Pricing	Base Price	92.495	—
Non-Agency Mortgage-Backed Securities	2,239	Proxy Pricing	Base Price	89.551	—

Total	$318,314

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Short-Term Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

50	PIMCO SHORT-TERM FUND

March 31, 2020

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

ANNUAL REPORT	MARCH 31, 2020	51

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on

52	PIMCO SHORT-TERM FUND

March 31, 2020

a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the

ANNUAL REPORT	MARCH 31, 2020	53

Notes to Financial Statements (Cont.)

application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board

54	PIMCO SHORT-TERM FUND

March 31, 2020

or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

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Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$1,707,510	$559,686	$(1,325,000)	$(28,277)	$(16,629)	$897,290	$39,685	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$175	$9,882,081	$(9,247,600)	$(5,441)	$37	$629,252	$5,881	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

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Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a

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Notes to Financial Statements (Cont.)

future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks

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including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or

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Notes to Financial Statements (Cont.)

guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of

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Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to

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Notes to Financial Statements (Cont.)

cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of

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Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain

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Notes to Financial Statements (Cont.)

(loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit

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default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount

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Notes to Financial Statements (Cont.)

of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk   is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an

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infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties;

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Notes to Financial Statements (Cont.)

reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and

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transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2020	75

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset

76	PIMCO SHORT-TERM FUND

March 31, 2020

Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

ANNUAL REPORT	MARCH 31, 2020	77

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$703,296	$4,872,209

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

78	PIMCO SHORT-TERM FUND

March 31, 2020

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$28,574,579	$29,500,371	$6,654,257	$7,937,292

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	484,029	$4,731,726	947,047		$9,335,301

I-2	163,020	1,592,174	305,407		3,010,142

I-3	3,893	38,097	10,765	(a)	106,143	(a)

Administrative Class	1,024	9,994	15,102		149,126

Class A	88,927	867,520	107,198		1,056,767

Class C	4,370	42,461	10,244		100,939

Class R	2,806	27,391	4,502		44,344

Issued as reinvestment of distributions

Institutional Class	25,246	246,569	31,592		310,874

I-2	8,728	85,248	8,071		79,369

I-3	172	1,682	100	(a)	977	(a)

Administrative Class	4,322	42,209	4,932		48,529

Class A	3,564	34,807	4,367		42,963

Class C	302	2,953	341		3,352

Class R	273	2,670	292		2,876

Cost of shares redeemed

Institutional Class	(803,454)	(7,827,640)	(958,646)		(9,447,693)

I-2	(280,235)	(2,731,685)	(149,746)		(1,472,287)

I-3	(8,203)	(80,233)	(2,629	)(a)	(25,863	)(a)

Administrative Class	(37,468)	(365,923)	(25,341)		(249,682)

Class A	(119,491)	(1,164,364)	(115,499)		(1,137,230)

Class C	(9,060)	(88,266)	(6,759)		(66,488)

Class R	(4,819)	(47,045)	(4,094)		(40,339)

Net increase (decrease) resulting from Fund share transactions	(472,054)	$(4,579,655)	187,246		$1,852,120

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

ANNUAL REPORT	MARCH 31, 2020	79

Notes to Financial Statements (Cont.)

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Short-Term Fund	$144,822	$0	$(546,991)	$(1,029)	$(243,429)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

80	PIMCO SHORT-TERM FUND

March 31, 2020

As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Short-Term Fund	$64,249	$179,180

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Short-Term Fund	$16,241,523	$278,611	$(824,270)	$(545,659)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Short-Term Fund	$440,411	$0	$0	$510,487	$10,726	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2020	81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Short-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Short-Term Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

82	PIMCO SHORT-TERM FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co. LLC.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.
FOB	Credit Suisse Securities (USA) LLC	RCY	Royal Bank of Canada
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	SOFRRATE	Secured Overnight Financing Rate
CDX.HY	Credit Derivatives Index - High Yield	US0001M	1 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0006M	6 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBSW	Bank Bill Swap Reference Rate	NCUA	National Credit Union Administration
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	MARCH 31, 2020	83

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Short-Term Fund	0%	0%	$359,331	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

84	PIMCO SHORT-TERM FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2020	85

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

86	PIMCO SHORT-TERM FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2020	87

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

88	PIMCO SHORT-TERM FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	89

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

90	PIMCO SHORT-TERM FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3024AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Total Return Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO TOTAL RETURN FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (cont)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TOTAL RETURN FUND

Important Information About the PIMCO Total Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO Total Return Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A,

6	PIMCO TOTAL RETURN FUND

Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	04/27/18	09/08/94	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO Total Return Fund (Cont.)

filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

8	PIMCO TOTAL RETURN FUND

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ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Total Return Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	7.63%	3.24%	4.11%	7.13%
PIMCO Total Return Fund I-2	7.52%	3.14%	4.00%	7.04%
PIMCO Total Return Fund I-3	7.47%	3.09%	3.95%	6.97%
PIMCO Total Return Fund Administrative Class	7.36%	2.98%	3.85%	6.85%
PIMCO Total Return Fund Class A	7.27%	2.86%	3.71%	6.66%
PIMCO Total Return Fund Class A (adjusted)	3.24%	2.08%	3.31%	6.51%
PIMCO Total Return Fund Class C	6.47%	2.09%	2.93%	5.87%
PIMCO Total Return Fund Class C (adjusted)	5.47%	2.09%	2.93%	5.87%
PIMCO Total Return Fund Class R	7.00%	2.60%	3.45%	6.38%
Bloomberg Barclays U.S. Aggregate Index	8.93%	3.36%	3.88%	6.27%♦
Lipper Core Plus Bond Funds Average	4.80%	2.59%	3.95%	6.15%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.71% for Institutional Class shares, 0.81% for I-2 shares, 0.91% for I-3 shares, 0.96% for Administrative Class shares, 1.05% for Class A shares, 1.80% for Class C shares, and 1.30% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	I-2 - PTTPX	I-3 - PTTNX	Administrative Class - PTRAX
Class A - PTTAX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	39.9%
Corporate Bonds & Notes	22.0%
U.S. Treasury Obligations	11.8%
Short-Term Instruments‡	11.7%
Non-Agency Mortgage-Backed Securities	6.5%
Asset-Backed Securities	5.0%
Sovereign Issues	1.8%
Loan Participations and Assignments	1.0%
Other	0.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as rates decreased.

»	Underweight exposure to investment-grade corporate spread duration, particularly in the first quarter of 2020, contributed to relative performance as spreads widened.

»	Long exposure to headline eurozone duration contributed to relative performance, as rates decreased.
»	Positions in non-Agency mortgage-backed securities, particularly in the first quarter of 2020, detracted from relative performance, as excess returns for these securities were negative.

»	Short exposure to duration in select developed markets including the U.K., Australia and Japan detracted from relative performance, as rates decreased.

»	Positions in US Treasury Inflation-Protected Securities detracted from relative performance, as breakeven inflation rates decreased.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO Total Return Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,018.90	$3.99	$1,000.00	$1,021.05	$3.99	0.79%
I-2	1,000.00	1,018.40	4.49	1,000.00	1,020.55	4.50	0.89
I-3	1,000.00	1,018.10	4.74	1,000.00	1,020.30	4.75	0.94
Administrative Class	1,000.00	1,017.60	5.25	1,000.00	1,019.80	5.25	1.04
Class A	1,000.00	1,017.20	5.70	1,000.00	1,019.35	5.70	1.13
Class C	1,000.00	1,013.40	9.46	1,000.00	1,015.60	9.47	1.88
Class R	1,000.00	1,015.90	6.95	1,000.00	1,018.10	6.96	1.38

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO TOTAL RETURN FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO Total Return Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2020	$10.12	$0.32	$0.44	$0.76	$(0.38)	$(0.01)	$0.00	$(0.39)

03/31/2019	10.08	0.31	0.07	0.38	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.12	0.28	(0.06)	0.22	(0.23)	0.00	(0.03)	(0.26)

03/31/2017	10.18	0.36	(0.11)	0.25	(0.08)	0.00	(0.23)	(0.31)

03/31/2016	10.86	0.34	(0.32)	0.02	(0.29)	(0.36)	(0.05)	(0.70)

I-2

03/31/2020	10.12	0.31	0.44	0.75	(0.37)	(0.01)	0.00	(0.38)

03/31/2019	10.08	0.30	0.07	0.37	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.12	0.27	(0.06)	0.21	(0.22)	0.00	(0.03)	(0.25)

03/31/2017	10.18	0.35	(0.11)	0.24	(0.08)	0.00	(0.22)	(0.30)

03/31/2016	10.86	0.33	(0.32)	0.01	(0.28)	(0.36)	(0.05)	(0.69)

I-3

03/31/2020	10.12	0.30	0.45	0.75	(0.37)	(0.01)	0.00	(0.38)

04/27/2018 - 03/31/2019	9.97	0.29	0.16	0.45	(0.30)	0.00	0.00	(0.30)

Administrative Class

03/31/2020	10.12	0.30	0.44	0.74	(0.36)	(0.01)	0.00	(0.37)

03/31/2019	10.08	0.28	0.07	0.35	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.12	0.26	(0.07)	0.19	(0.20)	0.00	(0.03)	(0.23)

03/31/2017	10.18	0.34	(0.12)	0.22	(0.07)	0.00	(0.21)	(0.28)

03/31/2016	10.86	0.32	(0.33)	(0.01)	(0.26)	(0.36)	(0.05)	(0.67)

Class A

03/31/2020	10.12	0.29	0.44	0.73	(0.35)	(0.01)	0.00	(0.36)

03/31/2019	10.08	0.27	0.07	0.34	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.12	0.25	(0.07)	0.18	(0.19)	0.00	(0.03)	(0.22)

03/31/2017	10.18	0.32	(0.11)	0.21	(0.07)	0.00	(0.20)	(0.27)

03/31/2016	10.86	0.30	(0.32)	(0.02)	(0.25)	(0.36)	(0.05)	(0.66)

Class C

03/31/2020	10.12	0.21	0.44	0.65	(0.27)	(0.01)	0.00	(0.28)

03/31/2019	10.08	0.19	0.07	0.26	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.12	0.17	(0.07)	0.10	(0.11)	0.00	(0.03)	(0.14)

03/31/2017	10.18	0.25	(0.12)	0.13	(0.05)	0.00	(0.14)	(0.19)

03/31/2016	10.86	0.22	(0.32)	(0.10)	(0.17)	(0.36)	(0.05)	(0.58)

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.49	7.63%	$51,804,718	0.70%		0.70%		0.46%		0.46%		3.08%		554%

10.12	3.83	49,974,737	0.71		0.71		0.46		0.46		3.09		723

10.08	2.13	54,515,011	0.55		0.55		0.46		0.46		2.76		635

10.12	2.44	52,526,934	0.51		0.51		0.46		0.46		3.54		521

10.18	0.31	58,581,675	0.47		0.47		0.46		0.46		3.27		478

10.49	7.52	3,809,717	0.80		0.80		0.56		0.56		2.97		554

10.12	3.73	3,231,195	0.81		0.81		0.56		0.56		2.99		723

10.08	2.02	3,409,081	0.65		0.65		0.56		0.56		2.66		635

10.12	2.33	3,471,813	0.61		0.61		0.56		0.56		3.44		521

10.18	0.21	4,623,792	0.57		0.57		0.56		0.56		3.17		478

10.49	7.47	193,779	0.85		0.90		0.61		0.66		2.90		554

10.12	4.63	144,689	0.86	*	0.91	*	0.61	*	0.66	*	3.13	*	723

10.49	7.36	1,739,412	0.95		0.95		0.71		0.71		2.85		554

10.12	3.57	2,005,972	0.96		0.96		0.71		0.71		2.82		723

10.08	1.87	2,831,163	0.80		0.80		0.71		0.71		2.52		635

10.12	2.18	3,424,492	0.76		0.76		0.71		0.71		3.31		521

10.18	0.06	6,234,863	0.72		0.72		0.71		0.71		3.03		478

10.49	7.27	7,612,609	1.04		1.04		0.80		0.80		2.75		554

10.12	3.48	7,757,299	1.05		1.05		0.80		0.80		2.75		723

10.08	1.76	8,429,248	0.92	(d)	0.92	(d)	0.83	(d)	0.83	(d)	2.42		635

10.12	2.04	5,475,892	0.90		0.90		0.85		0.85		3.16		521

10.18	(0.08)	7,662,842	0.86		0.86		0.85		0.85		2.89		478

10.49	6.47	914,682	1.79		1.79		1.55		1.55		2.05		554

10.12	2.69	1,467,067	1.82	(e)	1.82	(e)	1.57	(e)	1.57	(e)	1.95		723

10.08	0.97	2,072,621	1.69		1.69		1.60		1.60		1.64		635

10.12	1.27	3,143,206	1.65		1.65		1.60		1.60		2.41		521

10.18	(0.82)	4,055,683	1.61		1.61		1.60		1.60		2.13		478

ANNUAL REPORT	MARCH 31, 2020	15

Financial Highlights PIMCO Total Return Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2020	$10.12	$0.26	$0.44	$0.70	$(0.32)	$(0.01)	$0.00	$(0.33)

03/31/2019	10.08	0.24	0.07	0.31	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.12	0.22	(0.07)	0.15	(0.16)	0.00	(0.03)	(0.19)

03/31/2017	10.18	0.30	(0.12)	0.18	(0.06)	0.00	(0.18)	(0.24)

03/31/2016	10.86	0.28	(0.33)	(0.05)	(0.22)	(0.36)	(0.05)	(0.63)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.30%.
(e)	Effective October 1, 2018, the Class’s advisory fee was decreased by 0.05% to an annual rate of 0.55%.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.49	7.00%	$722,176	1.29%		1.29%		1.05%		1.05%		2.50%	554%

10.12	3.20	772,138	1.32	(e)	1.32	(e)	1.07	(e)	1.07	(e)	2.47	723

10.08	1.48	914,781	1.19		1.19		1.10		1.10		2.13	635

10.12	1.78	1,159,181	1.15		1.15		1.10		1.10		2.91	521

10.18	(0.33)	1,426,367	1.11		1.11		1.10		1.10		2.63	478

ANNUAL REPORT	MARCH 31, 2020	17

Consolidated Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$91,708,931
Investments in Affiliates	11,352,050

Financial Derivative Instruments
Exchange-traded or centrally cleared	25,054
Over the counter	865,748
Cash	29,998
Deposits with counterparty	257,367
Foreign currency, at value	104,544
Receivable for investments sold	787,583
Receivable for TBA investments sold	46,839,715
Receivable for Fund shares sold	63,604
Interest and/or dividends receivable	338,830
Dividends receivable from Affiliates	11,944
Reimbursement receivable from PIMCO	8

Total Assets	152,385,376

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$7,593,772
Payable for sale-buyback transactions	981,093
Payable for short sales	13,254,305

Financial Derivative Instruments
Exchange-traded or centrally cleared	159,865
Over the counter	444,619
Payable for investments purchased	197,075
Payable for investments in Affiliates purchased	11,944
Payable for TBA investments purchased	61,351,191
Payable for unfunded loan commitments	5,590
Deposits from counterparty	1,363,885
Payable for Fund shares redeemed	184,705
Distributions payable	10,492
Accrued investment advisory fees	13,876
Accrued supervisory and administrative fees	12,684
Accrued distribution fees	1,086
Accrued servicing fees	1,913
Other liabilities	188

Total Liabilities	85,588,283

Net Assets	$66,797,093

Net Assets Consist of:

Paid in capital	$65,410,820
Distributable earnings (accumulated loss)	1,386,273

Net Assets	$66,797,093

Cost of investments in securities	$90,810,335
Cost of investments in Affiliates	$11,508,444
Cost of foreign currency held	$103,060
Proceeds received on short sales	$13,166,102
Cost or premiums of financial derivative instruments, net	$(98,919)

* Includes repurchase agreements of:	$655,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$51,804,718
I-2	3,809,717
I-3	193,779
Administrative Class	1,739,412
Class A	7,612,609
Class C	914,682
Class R	722,176

Shares Issued and Outstanding:

Institutional Class	4,936,360
I-2	363,019
I-3	18,465
Administrative Class	165,745
Class A	725,388
Class C	87,158
Class R	68,814

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.49
I-2	10.49
I-3	10.49
Administrative Class	10.49
Class A	10.49
Class C	10.49
Class R	10.49

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	19

Consolidated Statement of Operations PIMCO Total Return Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$2,369,674
Dividends	255
Dividends from Investments in Affiliates	167,083
Total Income	2,537,012

Expenses:

Investment advisory fees	167,729
Supervisory and administrative fees	153,525
Distribution and/or servicing fees - Administrative Class	4,710
Distribution fees - Class C	8,726
Distribution fees - Class R	1,863
Servicing fees - Class A	19,448
Servicing fees - Class C	2,909
Servicing fees - Class R	1,863
Trustee fees	392
Interest expense	159,182
Miscellaneous expense	343
Total Expenses	520,690
Waiver and/or Reimbursement by PIMCO	(91)
Net Expenses	520,599

Net Investment Income (Loss)	2,016,413

Net Realized Gain (Loss):

Investments in securities	354,620
Investments in Affiliates	(8,014)
Exchange-traded or centrally cleared financial derivative instruments	1,890,996
Over the counter financial derivative instruments	122,371
Foreign currency	(83,146)

Net Realized Gain (Loss)	2,276,827

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(42,267)
Investments in Affiliates	(125,942)
Exchange-traded or centrally cleared financial derivative instruments	456,748
Over the counter financial derivative instruments	262,722
Foreign currency assets and liabilities	6,843

Net Change in Unrealized Appreciation (Depreciation)	558,104

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,851,344

* Foreign tax withholdings	$256

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,016,413	$2,040,839
Net realized gain (loss)	2,276,827	204,076
Net change in unrealized appreciation (depreciation)	558,104	107,022

Net Increase (Decrease) in Net Assets Resulting from Operations	4,851,344	2,351,937

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,960,251)	(1,734,120)
I-2	(131,543)	(106,570)
I-3	(6,424)	(3,470	)(a)
Administrative Class	(66,435)	(74,050)
Class A	(267,898)	(243,820)
Class C	(30,891)	(38,406)
Class R	(23,760)	(22,494)

Total Distributions(b)	(2,487,202)	(2,222,930)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(920,146)	(6,947,815)

Total Increase (Decrease) in Net Assets	1,443,996	(6,818,808)

Net Assets:

Beginning of year	65,353,097	72,171,905
End of year	$66,797,093	$65,353,097

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	21

Summary Consolidated Schedule of Investments PIMCO Total Return Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

LOAN PARTICIPATIONS AND ASSIGNMENTS

Total Loan Participations and Assignments «µ~(d)(k)(m) (Cost $1,087,836)			$	1,044,898	1.6%
CORPORATE BONDS & NOTES

BANKING & FINANCE

Deutsche Bank AG
0.031% - 0.177% due 12/07/2020 - 09/10/2021 ~	EUR	7,600		8,208	0.0%
2.617% - 5.000% due 07/13/2020 - 11/26/2025 ~•	$	949,025		906,389	1.4%

General Motors Financial Co., Inc.
0.177% due 03/26/2022 •	EUR	42,000		43,508	0.1%
2.277% - 5.100% due 04/13/2020 - 01/17/2024 ~	$	637,850		612,244	0.9%

UniCredit SpA
7.830% due 12/04/2023		342,750		366,481	0.5%

Other Banking & Finance «~•þ(g)(j)(k)(l)(m)(o)				12,539,050	18.8%

Total Banking & Finance				14,475,880	21.7%

INDUSTRIALS

Daimler Finance North America LLC
2.000% - 3.750% due 05/04/2020 - 06/14/2024 ~		665,860		641,426	0.9%

Other Industrials ^«~•(e)(g)(j)(k)				5,321,149	8.0%

Total Industrials				5,962,575	8.9%

SPECIALTY FINANCE

Total Specialty Finance (k)(m)				222,265	0.3%
UTILITIES
Total Utilities ^~•(d)(g)(k)				2,011,831	3.0%

Total Corporate Bonds & Notes (Cost $23,123,946)				22,672,551	33.9%

MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes (k) (Cost $265,712)				282,704	0.4%
U.S. GOVERNMENT AGENCIES

Fannie Mae
0.000% - 10.079% due 07/01/2020 - 01/01/2059 ~•(a)(b)(g)(o)		1,378,085		1,335,357	2.0%

Fannie Mae, TBA
3.000% due 06/01/2040		557,333		582,433	0.9%

Freddie Mac
0.200% - 34.412% due 06/01/2020 - 12/01/2048 ~•(a)(o)		1,838,704		1,132,924	1.7%

Ginnie Mae
3.500% due 12/20/2049 (o)		607,209		641,589	1.0%
4.000% due 09/20/2049 (o)		335,436		356,839	0.5%
4.500% due 12/20/2048 (o)		607,533		648,887	1.0%
4.500% due 02/20/2049 (o)		526,032		559,844	0.8%
5.000% due 02/20/2049 (o)		833,900		893,958	1.3%
0.424% - 9.500% due 08/20/2020 - 11/20/2067 ~•(a)(o)		3,205,711		3,313,411	5.0%

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS

Ginnie Mae, TBA
3.000% due 05/01/2050	$	350,750	$	370,574	0.6%
3.500% due 04/01/2050		650,894		685,821	1.0%
3.500% due 05/01/2050		1,218,006		1,282,555	1.9%
4.000% due 04/01/2050		5,000,355		5,312,872	8.0%
4.000% due 05/01/2050		1,725,877		1,835,325	2.7%
4.500% due 04/01/2050		437,320		464,260	0.7%
3.000% - 5.000% due 06/01/2040 - 05/01/2050		506,020		537,497	0.8%

Uniform Mortgage-Backed Security
4.000% due 06/01/2048		530,330		566,828	0.8%
4.000% due 06/01/2048 (o)		28,121		30,094	0.1%
4.000% due 10/01/2048 (o)		795,439		851,775	1.3%
4.000% due 10/01/2048		17,838		19,081	0.0%
3.000% - 9.500% due 09/01/2020 - 09/01/2049 (o)		2,298,862		2,480,430	3.7%

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2050		392,122		406,367	0.6%
2.500% due 05/01/2050		974,395		1,008,240	1.5%
2.500% due 06/01/2050		1,389,045		1,433,655	2.1%
3.000% due 04/01/2050		1,374,692		1,441,655	2.2%
3.000% due 05/01/2050		4,029,045		4,219,312	6.3%
3.500% due 04/01/2035		1,295,800		1,363,096	2.0%
3.500% due 04/01/2050		628,737		665,160	1.0%
3.500% due 05/01/2050		738,913		781,559	1.2%
4.000% due 04/01/2050		3,812,000		4,070,419	6.1%
4.000% due 05/01/2050		658,600		703,041	1.1%
4.500% due 04/01/2050		445,955		480,029	0.7%
3.000% - 6.000% due 04/01/2035 - 04/01/2050		605,550		650,746	1.0%

Other U.S. Government Agencies ~•(a)(k)				5,824	0.0%

Total U.S. Government Agencies (Cost $40,175,455)				41,131,457	61.6%

U.S. TREASURY OBLIGATIONS

U.S. Treasury Bonds
2.000% due 02/15/2050 (o)(s)		667,960		776,177	1.1%
2.750% due 11/15/2042 (o)		764,500		987,848	1.5%
2.875% due 05/15/2043 (o)		412,260		543,378	0.8%
2.875% due 08/15/2045 (o)		321,230		429,607	0.6%
2.875% due 05/15/2049 (o)(s)		325,100		444,054	0.7%
3.000% due 05/15/2045 (o)(s)		1,092,750		1,486,738	2.2%
3.000% - 3.625% due 05/15/2042 - 11/15/2045 (o)(s)		739,100		1,034,705	1.5%
3.625% due 02/15/2044 (o)		257,460		381,021	0.6%

U.S. Treasury Inflation Protected Securities (i)
0.125% due 04/15/2021 (q)		374,056		366,458	0.5%
0.625% due 01/15/2026 (o)		628,501		649,523	1.0%
0.750% due 07/15/2028 (o)(q)		754,470		807,953	1.2%
0.875% due 01/15/2029 (o)		1,136,994		1,236,758	1.9%
1.000% due 02/15/2048		305,195		376,275	0.6%
0.125% - 2.500% due 04/15/2022 - 02/15/2047 (o)(q)		2,072,970		2,242,442	3.4%

U.S. Treasury Notes
1.750% due 06/30/2024 (o)(q)(s)		402,300		426,124	0.6%

Total U.S. Treasury Obligations (Cost $11,157,694)				12,189,061	18.2%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
NON-AGENCY MORTGAGE-BACKED SECURITIES

Credit Suisse Mortgage Capital Trust
3.210% due 07/25/2057 ~	$	498,420	$	430,525	0.7%
0.000% - 3.582% due 05/27/2037 - 04/25/2058 ~•(a)(g)		169,461		151,445	0.2%
3.585% due 06/25/2048		703,293		679,411	1.0%
3.860% due 04/25/2058 ~		416,282		412,661	0.6%
4.288% due 06/01/2050 ~		1,056,863		1,028,770	1.6%

Roundstone Securities DAC
0.251% due 09/28/2055 •	EUR	760,878		830,072	1.3%
0.000% - 1.901% due 09/28/2055 ~•		268,898		229,392	0.3%

Other Non-Agency Mortgage-Backed Securities ^«~•þ(a)(g)(k)				2,960,433	4.4%

Total Non-Agency Mortgage-Backed Securities (Cost $7,140,365)				6,722,709	10.1%

ASSET-BACKED SECURITIES

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 ~		568,897		486,903	0.7%
0.000% due 02/25/2056 (g)		126		127	0.0%

Legacy Mortgage Asset Trust
3.148% due 12/25/2056 ~		585,887		505,090	0.8%
0.000% - 4.128% due 07/25/2057 - 02/25/2058 ~(g)		332,924		319,814	0.5%
4.380% due 12/26/2057 ~		549,042		538,355	0.8%

Other Asset-Backed Securities ^«~•þ(k)				3,291,916	4.9%

Total Asset-Backed Securities (Cost $5,270,934)				5,142,205	7.7%

SOVEREIGN ISSUES

Spain Government International Bond
1.450% due 04/30/2029 (o)	EUR	397,900		471,962	0.7%
0.600% - 2.700% due 07/30/2028 - 10/31/2048 (o)		538,648		632,082	1.0%

Other Sovereign Issues ~(c)(i)(k)(o)				749,854	1.1%

Total Sovereign Issues (Cost $1,900,969)				1,853,898	2.8%

COMMON STOCKS

Total Common Stocks (f)(k) (Cost $15,195)				8	0.0%
CONVERTIBLE PREFERRED SECURITIES

Total Convertible Preferred Securities «(f)(k) (Cost $0)				0	0.0%
PREFERRED SECURITIES

Total Preferred Securities «~•(j)(k)(l) (Cost $11,742)				10,874	0.0%
SHORT-TERM INSTRUMENTS

REPURCHASE AGREEMENTS (n)

				655,000	1.0%
ARGENTINA TREASURY BILLS

Total Argentina Treasury Bills ~(h)(k)				2,592	0.0%

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2020

			MARKET VALUE (000S)	% OF NET ASSETS
U.S. TREASURY BILLS 0.0%

Total U.S. Treasury Bills (h)(k)(s)		$	974	0.0%

Total Short-Term Instruments (Cost $660,487)			658,566	1.0%

Total Investments in Securities (Cost $90,810,335)			91,708,931	137.3%

	SHARES
INVESTMENTS IN AFFILIATES

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES

PIMCO Short Asset Portfolio	483,743,700		4,696,667	7.0%

PIMCO Short-Term Floating NAV Portfolio III	677,668,545		6,655,383	10.0%

Total Short-Term Instruments (Cost $11,508,444)			11,352,050	17.0%

Total Investments in Affiliates (Cost $11,508,444)			11,352,050	17.0%

Total Investments (Cost $102,318,779)		$	103,060,981	154.3%

Financial Derivative Instruments (p)(r) (Cost or Premiums, net $(98,919))			286,318	0.4%

Other Assets and Liabilities, net			(36,550,206)	(54.7%)

Net Assets		$	66,797,093	100.0%

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

^	The group contains securities in default.
«	The group contains securities valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	The group contains securities that are interest Only (“IO”) or IO Strip.
(b)	The group contains principal only securities.
(c)	The group contains when-issued securities.
(d)	The group contains payment in-kind bond securities.
(e)	The group contains securities which are not accruing income as of the date of this report.
(f)	The group contains securities which did not produce income within the last twelve months.
(g)	The group contains zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	The group contains securities in which the principal amount is adjusted for inflation.
(j)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(k)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2020.
(l)	The group contains contingent convertible securities.
(m)	The group contains restricted securities:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	04/28/2020	01/31/2020	$139,632	$139,720	0.21%
CIMIC Group Ltd.	0.000	06/10/2020	02/26/2020	34,962	34,986	0.05
CIMIC Group Ltd.	0.000	05/22/2020	12/18/2019	17,101	17,112	0.03
CIMIC Group Ltd.	0.000	05/05/2020	01/31/2020	1,833	1,834	0.00
GHH Holdings Ltd.	2.647	12/04/2024	10/10/2018	65,689	58,961	0.09
Hotel (PL Property) Ltd.	2.625	02/07/2023	07/09/2018	47,700	43,357	0.06
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	14,161	14,384	0.02
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	14,161	14,229	0.02
PKY- San Felipe Plaza LP	TBD - 3.550	12/09/2021	12/05/2018 - 05/23/2019	122,000	118,599	0.18
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	16,935	0.03
Tawny Funding S.A.	3.150	03/16/2023	08/28/2018	203,990	193,114	0.29

				$676,229	$653,231	0.98%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.030%	03/31/2020	04/01/2020	$655,000	U.S. Treasury Bonds 3.375% due 11/15/2048	$(667,118)	$655,000	$655,001

Total Repurchase Agreements						$(667,118)	$655,000	$655,001

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
AZD	0.940%	03/12/2020	05/13/2020	$	(334,119)	$(334,293)
	1.050	03/18/2020	05/18/2020		(307,475)	(307,601)
	1.050	03/19/2020	04/20/2020		(304,719)	(304,834)
BOM	1.740	02/21/2020	04/21/2020		(60,500)	(60,617)
BOS	1.350	03/23/2020	04/08/2020		(7,221)	(7,223)
	1.700	01/22/2020	04/09/2020		(32,987)	(33,097)
	1.710	02/18/2020	05/14/2020		(216,500)	(216,942)
BSN	1.690	01/16/2020	04/13/2020		(67,013)	(67,252)
	1.690	01/22/2020	04/13/2020		(112,176)	(112,545)
	1.690	01/30/2020	04/13/2020		(35,628)	(35,732)
CIB	1.000	03/23/2020	04/21/2020		(97,652)	(97,676)
	1.740	03/26/2020	04/13/2020		(31,650)	(31,659)
	1.770	03/18/2020	04/03/2020		(101,100)	(101,170)
CSN	1.000	03/12/2020	04/15/2020		(405,802)	(406,027)
	1.000	03/23/2020	04/15/2020		(62,813)	(62,829)
	1.100	03/24/2020	04/23/2020		(48,980)	(48,992)
	1.190	03/23/2020	04/03/2020		(6,991)	(6,993)

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
IND	0.450%	04/01/2020	05/26/2020	$	(238,113)	$(238,112)
JML	(0.460)	02/27/2020	04/27/2020	EUR	(61,182)	(67,448)
	(0.450)	02/27/2020	04/27/2020		(432,061)	(476,317)
	(0.440)	02/27/2020	04/27/2020		(559,560)	(616,882)
	(0.430)	02/27/2020	04/27/2020		(115,020)	(126,804)
JPS	1.750	02/20/2020	04/17/2020	$	(460,059)	(460,976)
NXN	0.880	03/23/2020	04/15/2020		(26,750)	(26,756)
	1.700	02/18/2020	04/28/2020		(270,625)	(271,175)
	1.710	03/26/2020	04/13/2020		(27,430)	(27,438)
RCY	0.950	03/23/2020	04/15/2020		(48,020)	(48,031)
	0.950	03/27/2020	04/15/2020		(55,086)	(55,093)
	0.950	03/30/2020	04/15/2020		(1,165,535)	(1,165,597)
	1.250	03/26/2020	05/18/2020		(179,995)	(180,032)
	1.500	03/18/2020	04/17/2020		(498,968)	(499,259)
	1.500	03/23/2020	04/24/2020		(106,950)	(106,990)
	1.500	03/30/2020	04/17/2020		(479,968)	(480,008)
SCX	0.980	03/13/2020	04/14/2020		(27,156)	(27,170)
	1.730	03/23/2020	05/08/2020		(81,748)	(81,783)
	2.500	03/27/2020	04/28/2020		(18,848)	(18,855)
UBS	0.650	03/23/2020	05/22/2020		(383,501)	(383,564)

Total Reverse Repurchase Agreements						$(7,593,772)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	(0.150)%	03/31/2020	04/01/2020	$(655,344)	$(655,341)
BPG	1.700	03/13/2020	04/23/2020	(1,961)	(1,963)
	1.920	01/16/2020	05/18/2020	(84,280)	(84,621)
MSC	1.730	03/12/2020	05/04/2020	(19,267)	(19,285)
	1.740	03/12/2020	05/13/2020	(5,649)	(5,655)
	1.830	01/16/2020	04/13/2020	(4,158)	(4,174)
TDL	1.680	01/16/2020	04/06/2020	(24,834)	(24,922)
UBS	1.660	03/10/2020	04/09/2020	(21,199)	(21,220)
	1.660	03/25/2020	04/09/2020	(11,234)	(11,238)
	1.660	03/26/2020	04/09/2020	(39,351)	(39,362)
	1.660	03/30/2020	04/09/2020	(1,276)	(1,276)
	1.660	04/01/2020	04/09/2020	(2,129)	(2,129)
	1.700	02/07/2020	04/07/2020	(67,883)	(68,056)
	1.710	02/13/2020	04/13/2020	(36,476)	(36,559)
	1.740	02/28/2020	04/20/2020	(2,838)	(2,843)
	1.740	04/01/2020	04/20/2020	(2,449)	(2,449)

Total Sale-Buyback Transactions					$(981,093)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (19.8)%
Ginnie Mae, TBA	3.500%	05/01/2050	$1,001,400	$(1,056,407)	$(1,054,470)
Ginnie Mae, TBA	5.000	04/01/2050	118,860	(125,001)	(126,400)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Uniform Mortgage-Backed Security, TBA	2.500%	04/01/2050	$331,722	$(340,993)	$(343,773)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2050	450,380	(465,117)	(466,023)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2035	19,000	(19,975)	(19,994)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2050	6,348,740	(6,716,436)	(6,779,128)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	2,852,710	(3,042,302)	(3,045,207)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2050	722,400	(770,728)	(777,596)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2050	596,510	(629,143)	(641,714)

Total Short Sales (19.8)%				$(13,166,102)	$(13,254,305)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
AZD	$0	$(946,728)	$0	$(946,728)	$945,486	$(1,242)
BCY	655,001	0	0	655,001	(667,118)	(12,117)
BOM	0	(60,617)	0	(60,617)	59,200	(1,417)
BOS	0	(257,262)	0	(257,262)	262,185	4,923
BRC	0	0	0	0	1,118	1,118
BSN	0	(215,529)	0	(215,529)	214,374	(1,155)
CIB	0	(230,505)	0	(230,505)	230,620	115
CSN	0	(524,841)	0	(524,841)	544,145	19,304
IND	0	(238,112)	0	(238,112)	236,591	(1,521)
JML	0	(1,287,451)	0	(1,287,451)	1,263,188	(24,263)
JPS	0	(460,976)	0	(460,976)	450,603	(10,373)
NOM	0	0	0	0	264	264
NXN	0	(325,369)	0	(325,369)	324,421	(948)
RCY	0	(2,535,010)	0	(2,535,010)	2,609,302	74,292
SCX	0	(127,808)	0	(127,808)	128,225	417
UBS	0	(383,564)	0	(383,564)	380,349	(3,215)

Master Securities Forward Transaction Agreement
BCY	0	0	(655,341)	(655,341)	639,106	(16,235)
BPG	0	0	(86,584)	(86,584)	86,108	(476)
BPS	0	0	0	0	3	3
MSC	0	0	(29,114)	(29,114)	29,140	26
TDL	0	0	(24,922)	(24,922)	24,793	(129)
UBS	0	0	(185,132)	(185,132)	184,411	(721)

Total Borrowings and Other Financing Transactions	$655,001	$(7,593,772)	$(981,093)

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(18,855)	$0	$0	$(18,855)
U.S. Government Agencies	0	(2,984,718)	(180,032)	0	(3,164,750)
U.S. Treasury Obligations	0	(1,560,421)	(1,324,183)	0	(2,884,604)
Sovereign Issues	0	(1,287,451)	0	0	(1,287,451)

Total	$0	$(5,851,445)	$(1,504,215)	$0	$(7,355,660)

Sale-Buyback Transactions
U.S. Treasury Obligations	(655,341)	(216,191)	(109,561)	0	(981,093)

Total	$(655,341)	$(216,191)	$(109,561)	$0	$(981,093)

Total Borrowings	$(655,341)	$(6,067,636)	$(1,613,776)	$0	$(8,336,753)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(8,336,753)

(o)	Securities with an aggregate market value of $8,843,355 and cash of $42,785 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(7,996,269) at a weighted average interest rate of 1.836%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(336) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(238,112) is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$106.125	05/22/2020	3,058	$	6,116	$26	$3
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.000	05/22/2020	70,285		70,285	605	2,745
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	117.000	05/22/2020	923		923	8	29
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	11,506		11,506	99	539
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	120.000	05/22/2020	2,000		2,000	17	94
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	120.500	05/22/2020	1,800		1,800	16	84
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	122.000	05/22/2020	8,290		8,290	72	389
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	196.000	05/22/2020	1,315		1,315	11	801
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	141.000	05/22/2020	2,477		2,477	21	3

Total Purchased Options						$875	$4,687

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 113.500 on Euro-Schatz June 2020 Futures(1)	05/2020	6,937	$153	$111	$115	$0
Call Options Strike @ EUR 140.000 on Euro-Bobl June 2020 Futures(1)	05/2020	9,137	353	297	252	(50)
Euro-BTP Italy Government Bond June Futures	06/2020	35,624	5,207,184	(181,578)	0	(71,501)
Euro-Bund 10-Year Bond June Futures	06/2020	1,955	371,961	(3,465)	2,242	(2,350)
Euro-Buxl 30-Year Bond June Futures	06/2020	667	154,410	(5,811)	1,677	(3,355)
Put Options Strike @ EUR 106.000 on Euro-BTP Italy Government Bond June 2020 Futures(1)	05/2020	13,175	145	(7)	0	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	5,779	319	252	0	(191)
U.S. Treasury 5-Year Note June Futures	06/2020	74,624	9,354,818	368,818	0	(3,498)
U.S. Treasury 10-Year Note June Futures	06/2020	38,930	5,399,104	141,810	0	(5,475)
U.S. Treasury 30-Year Bond June Futures	06/2020	4,757	851,800	52,851	0	(9,653)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	11,945	2,650,297	237,548	0	(38,821)

				$610,826	$4,286	$(134,894)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	12/2020	1,647	$(456,003)	$679	$45	$(22)
3-Month Euribor September Futures	09/2020	1,651	(457,043)	1,022	23	0
Euro-Bobl June Futures	06/2020	11,964	(1,784,108)	12,358	3,959	(4,354)
Euro-Schatz June Futures	06/2020	18,116	(2,241,570)	2,530	999	(1,299)
U.S. Treasury 2-Year Note June Futures	06/2020	1,259	(277,462)	(2,753)	39	0
U.S. Treasury 10-Year Ultra June Futures	06/2020	39	(6,085)	(391)	13	0

				$13,445	$5,078	$(5,675)

Total Futures Contracts				$624,271	$9,364	$(140,569)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.547%	$1,700	$(19)	$1	$(18)	$0	$(6)

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	1.334%		$23,900	$155	$(205)	$(50)	$0	$(19)
Bank of America Corp.	1.000	Quarterly	12/20/2020	0.550		40,000	801	(657)	144	50	0
Boeing Co.	1.000	Quarterly	12/20/2020	4.518		10,600	61	(322)	(261)	0	(13)
Citigroup, Inc.	1.000	Quarterly	12/20/2020	0.774		58,200	1,175	(1,060)	115	47	0
Daimler AG	1.000	Quarterly	12/20/2020	0.688	EUR	35,800	593	(490)	103	0	(38)
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.348		$8,700	(228)	357	129	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.948		41,100	(1,891)	528	(1,363)	235	0
General Electric Co.	1.000	Quarterly	06/20/2024	2.039		50,400	(221)	(1,841)	(2,062)	361	0
General Electric Co.	1.000	Quarterly	12/20/2024	2.153		35,900	(570)	(1,237)	(1,807)	260	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.717		169,900	3,226	(2,821)	405	188	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.879		29,800	602	(548)	54	35	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.960		22,100	463	(441)	22	33	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.382		72,300	(673)	1,469	796	0	(98)
Morgan Stanley	1.000	Quarterly	12/20/2020	0.784		68,200	1,084	(954)	130	56	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.014	EUR	16,200	44	(2,095)	(2,051)	0	(432)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.182		6,300	(35)	(890)	(925)	0	(183)
Tesco PLC	1.000	Quarterly	06/20/2022	0.423		143,000	(7,211)	9,310	2,099	123	0

							$(2,625)	$(1,897)	$(4,522)	$1,388	$(783)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-26 5-Year Index	1.000%	Quarterly	06/20/2021	$1,600	$28	$(26)	$2	$0	$(1)
CDX.IG-27 5-Year Index	1.000	Quarterly	12/20/2021	2,900	53	(52)	1	0	(3)
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022	8,200	148	(163)	(15)	0	(10)
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	65,000	548	(423)	125	0	(117)
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	15,000	240	(250)	(10)	0	(33)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	703,800	11,853	(14,146)	(2,293)	0	(2,057)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	452,400	(7,547)	4,523	(3,024)	0	(1,367)

					$5,323	$(10,537)	$(5,214)	$0	$(3,588)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.270%	Semi-Annual	03/03/2022	CAD	329,900	$336	$1,833	$2,169	$19	$0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		266,300	292	2,211	2,503	0	(375)
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		$1,819,100	(41,118)	187,344	146,226	1,532	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050	GBP	262,300	6,389	(21,028)	(14,639)	0	(927)
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		388,800	7,659	(64,159)	(56,500)	0	(1,633)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	452,570,000	(24,788)	(62,577)	(87,365)	0	(2,733)
Pay	6-Month JPY-LIBOR	0.138	Semi-Annual	08/21/2026		19,500,000	0	(1,232)	(1,232)	81	0
Pay	6-Month JPY-LIBOR	0.137	Semi-Annual	08/21/2026		37,600,000	0	(2,365)	(2,365)	156	0
Pay	6-Month JPY-LIBOR	0.134	Semi-Annual	08/21/2026		19,500,000	0	(1,191)	(1,191)	81	0
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		39,030,000	0	(1,300)	(1,300)	166	0
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		19,400,000	0	(611)	(611)	83	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		34,400,000	0	(606)	(606)	146	0
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		55,050,000	(25)	(746)	(771)	235	0
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		20,653,000	0	(345)	(345)	89	0
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		20,653,000	0	(332)	(332)	89	0
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		10,326,000	0	(325)	(325)	44	0
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		25,118,000	35	(985)	(950)	107	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		72,760,000	(3,786)	(12,552)	(16,338)	0	(426)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		38,460,000	2,759	(11,724)	(8,965)	0	(255)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		192,648,000	7,357	51,632	58,989	1,417	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		26,590,000	(23)	(8,520)	(8,543)	0	(196)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		26,060,000	(1,925)	(7,804)	(9,729)	0	(244)
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		852,000	8	(74)	(66)	9	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		14,131,000	0	(1,871)	(1,871)	461	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		13,979,000	0	(1,755)	(1,755)	456	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		75,115,000	1,831	(81,069)	(79,238)	0	(2,499)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		1,890,000	0	(2,269)	(2,269)	0	(66)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		20,820,000	1,332	(22,807)	(21,475)	0	(724)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		5,690,000	10	(6,671)	(6,661)	0	(199)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		68,631,600	3,368	(79,248)	(75,880)	0	(2,434)
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		38,310,000	4,139	(4,483)	(344)	1,405	0
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		14,280,000	368	(483)	(115)	524	0
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		7,310,000	0	(311)	(311)	271	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		6,538,600	15,982	(2,023)	13,959	416	0
Pay	28-Day MXN-TIIE	8.075	Lunar	08/26/2020	MXN	24,616,300	(14,341)	22,852	8,511	504	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		34,000,700	(1,374)	24,673	23,299	1,036	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		6,247,700	(176)	4,616	4,440	196	0
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		5,192,400	591	(4,563)	(3,972)	0	(168)
Pay	28-Day MXN-TIIE	8.775	Lunar	11/18/2020		2,780,000	0	2,190	2,190	92	0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		32,374,500	1,221	(26,250)	(25,029)	0	(1,109)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		11,549,200	520	(10,283)	(9,763)	0	(413)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		6,572,400	0	(5,961)	(5,961)	0	(240)
Receive	28-Day MXN-TIIE	8.830	Lunar	12/11/2020		7,605,000	0	(6,852)	(6,852)	0	(278)

							$(33,359)	$(158,024)	$(191,383)	$9,615	$(14,919)

Total Swap Agreements							$(30,680)	$(170,457)	$(201,137)	$11,003	$(19,296)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$4,687	$9,364	$11,003	$25,054	$0	$(140,569)	$(19,296)	$(159,865)

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2020

(q)

Securities with an aggregate market value of $1,209,277 and cash of $218,722 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	BRL	1,740,925	$	334,877	$0	$(168)
	04/2020	ILS	12,178		3,345	0	(95)
	04/2020	MXN	1,301,057		67,633	12,945	0
	04/2020	$	87,158	AUD	141,170	0	(324)
	04/2020		367,361	BRL	1,740,925	0	(32,317)
	04/2020		7,741	JPY	832,400	1	0
	05/2020	NOK	7,900	$	857	97	0
	06/2020	KRW	367,809		310	8	0
	06/2020	$	4,629	CNY	32,479	0	(52)
BPS	04/2020	BRL	53,623	$	12,612	2,292	0
	04/2020	EUR	335,121		374,530	4,925	0
	04/2020	GBP	457,409		589,543	21,395	0
	04/2020	$	188,393	AUD	283,459	0	(14,037)
	04/2020		10,315	BRL	53,623	5	0
	04/2020		146,474	CAD	196,315	0	(6,975)
	04/2020		1,031,075	EUR	921,057	1,703	(16,945)
	04/2020		107,869	GBP	91,941	6,330	0
	04/2020		1,756	JPY	193,100	40	0
	04/2020		254,498	MXN	5,000,000	0	(44,331)
	05/2020	EUR	75,839	$	83,600	133	(279)
	07/2020	$	5,251	DKK	35,405	0	(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	04/2020	BRL	105,206	$	22,703	$2,456	$0
	04/2020	JPY	6,500,041		59,136	0	(1,315)
	04/2020	$	20,237	BRL	105,206	10	0
	04/2020		4,445	EUR	4,050	21	0
	04/2020		876,006	GBP	710,298	6,255	0
	04/2020		7,636	JPY	820,300	0	(7)
BSH	04/2020	BRL	4,139,696	$	954,678	158,060	(75)
	04/2020	$	850,413	BRL	4,139,696	0	(53,720)
	07/2020	BRL	4,332,872	$	1,033,440	204,151	0
	07/2020	$	641,516	BRL	3,239,279	0	(21,534)
CBK	04/2020	AUD	418,087	$	277,254	20,089	0
	04/2020	BRL	1,011,203		227,796	33,267	0
	04/2020	CAD	186,254		139,777	7,428	0
	04/2020	EUR	328,923		368,297	5,882	(355)
	04/2020	GBP	516,555		654,008	17,032	(4,637)
	04/2020	MXN	5,007,105		259,299	48,833	0
	04/2020	$	167,998	BRL	868,595	68	(945)
	04/2020		158,944	CAD	223,993	301	(78)
	04/2020		686,675	EUR	624,991	7,870	(5,243)
	04/2020		24,958	GBP	20,681	730	0
	04/2020		47,904	JPY	5,233,500	768	0
	04/2020		238,874	MXN	4,693,033	0	(41,609)
	04/2020		2,937	TRY	18,148	0	(202)
	05/2020	CAD	220,356	$	156,334	0	(308)
	05/2020	EUR	2,333,156		2,568,744	0	(7,765)
	05/2020	PEN	113,185		33,567	631	0
DUB	04/2020	BRL	130,567		28,406	3,279	0
	04/2020	$	25,115	BRL	130,567	13	0
	05/2020		6,212		31,905	0	(84)
FBF	06/2020		854	IDR	11,836,335	0	(138)
GLM	04/2020	BRL	2,235,033	$	429,921	0	(215)
	04/2020	RUB	165,068		2,580	477	0
	04/2020	SEK	159,355		16,533	424	0
	04/2020	$	26,489	AUD	43,482	257	0
	04/2020		510,623	BRL	2,377,641	0	(53,079)
	04/2020		85,422	EUR	79,056	1,769	0
	04/2020		53,074	GBP	42,253	0	(592)
	04/2020		25,116	JPY	2,681,900	0	(174)
	04/2020		1,111	MXN	24,362	0	(85)
	04/2020		90	RUB	7,058	0	0
	04/2020		16,017	SEK	159,355	92	0
	05/2020	AUD	43,482	$	26,494	0	(257)
	05/2020	RUB	7,058		89	0	(1)
	05/2020	SEK	159,355		16,033	0	(88)
	06/2020	TWD	7,532,308		252,711	811	0
HUS	04/2020	BRL	1,089,757		242,089	32,363	0
	04/2020	EUR	149,019		162,192	0	(2,161)
	04/2020	GBP	1,053,517		1,359,902	51,328	0
	04/2020	ILS	13,374		3,634	0	(144)
	04/2020	$	209,621	BRL	1,089,757	105	0
	04/2020		11,623	GBP	9,792	540	0
	04/2020		127,633	MXN	2,909,277	0	(5,188)
	06/2020	CNH	2,839,557	$	404,662	4,666	0
	06/2020	$	400,186	CNH	2,802,826	0	(5,364)
JPM	04/2020	BRL	613,763	$	144,634	26,514	0
	04/2020	CAD	123,020		91,834	4,417	0
	04/2020	MXN	2,500,000		130,945	25,861	0
	04/2020	$	118,061	BRL	613,763	59	0
	04/2020		7,013	EUR	6,278	0	(89)

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020	$	1,435,586	GBP	1,149,448	$3,504	$(11,360)
	04/2020		143,216	JPY	15,155,900	0	(2,264)
	04/2020		938	ZAR	13,988	0	(157)
	05/2020	GBP	778,626	$	964,383	0	(3,426)
	06/2020	$	175	MXN	3,350	0	(36)
	06/2020		174	SGD	244	0	(2)
	07/2020		211,646	BRL	1,093,593	0	(2,338)
MYI	04/2020	AUD	50,024	$	32,906	2,136	0
	04/2020	BRL	1,159,234		222,985	0	(112)
	04/2020	$	244,890	BRL	1,159,234	0	(21,793)
	06/2020	THB	372,860	$	11,954	588	0
RYL	04/2020	$	5,313	DKK	35,405	0	(83)
	04/2020		3,606	GBP	3,068	205	0
	06/2020		1,468	MYR	6,243	0	(23)
SCX	04/2020	CAD	308,254	$	230,898	11,856	0
	04/2020	$	44,350	EUR	40,424	233	0
SSB	04/2020	BRL	3,075,291	$	701,250	109,404	0
	04/2020	JPY	18,944,300		180,774	4,589	0
	04/2020	MXN	763,246		39,950	7,868	0
	06/2020	CNY	339		48	0	0
	06/2020	$	6,193	INR	448,346	0	(363)
TOR	04/2020	BRL	133,296	$	30,000	4,347	0
	04/2020	EUR	3,197,959		3,519,060	0	(7,967)
	04/2020	$	25,640	BRL	133,296	13	0
	04/2020		4,884	JPY	527,241	19	0
	05/2020	JPY	527,241	$	4,895	0	(17)
UAG	04/2020	BRL	2,572		571	76	0
	04/2020	MXN	81,181		3,248	0	(165)
	04/2020	RUB	7,407		93	0	(1)
	04/2020	$	495	BRL	2,572	0	0
	04/2020		147,003	CAD	197,220	0	(6,860)
	04/2020		2,174	EUR	2,010	43	0
	04/2020		93	RUB	7,407	1	0

Total Forward Foreign Currency Contracts						$861,583	$(377,945)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800%	06/17/2020	122,100	$(127)	$(2,131)
BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	98,100	(46)	(1)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	98,100	(104)	(1,780)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	2,800	(3)	(49)
DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	83,500	(96)	(1,343)
GST	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	74,500	(36)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	74,500	(63)	(1,352)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	148,500	(181)	(2,592)
MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	78,900	(102)	(1,269)

						$(758)	$(10,517)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC USD versus RUB	RUB	68.500	04/30/2020	170,600	$(1,638)	$(21,270)
MYI	Call - OTC USD versus RUB		71.020	05/07/2020	124,100	(1,256)	(11,926)

						$(2,894)	$(33,196)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,009,500	$(35,779)	$(1)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	471,900	(6,087)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	0
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	0

						$(49,807)	$(1)

Total Written Options						$(53,459)	$(43,714)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	1.149%	$	54,700	$(556)	$241	$0	$(315)
	Italy Government International Bond	1.000	Quarterly	06/20/2024	1.573		55,500	(1,454)	186	0	(1,268)
BPS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	2.608		10,000	(2,119)	2,046	0	(73)
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	4.102		9,600	(261)	(602)	0	(863)
	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.836		10,000	23	47	70	0
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.836		85,000	261	338	599	0
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2024	0.461		10,000	102	138	240	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.825		144,900	934	(6,278)	0	(5,344)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864		127,400	(5,478)	(8,522)	0	(14,000)
JPM	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.825		3,030	15	(127)	0	(112)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	3.757		800	(40)	(36)	0	(76)
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.836		10,000	15	55	70	0

								$(8,558)	$(12,514)	$979	$(22,051)

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 10,257	$(2,327)	$1,670	$0	$(657)
CBK	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	70,750	(131)	573	442	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	61,950	96	521	617	0
GST	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	201,800	(373)	1,634	1,261	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	87,000	208	658	866	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	21,400	(798)	660	0	(138)
JPS	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	17,378	(660)	652	0	(8)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	4,000	(183)	172	0	(11)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,600	(315)	266	0	(49)
MEI	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	41,609	(2,116)	2,096	0	(20)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	9,600	(498)	472	0	(26)

						$(7,097)	$9,374	$3,186	$(909)

Total Swap Agreements						$(15,655)	$(3,140)	$4,165	$(22,960)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$13,051	$0	$0	$13,051	$(32,956)	$(2,131)	$(1,583)	$(36,670)	$(23,619)	$21,065	$(2,554)
BPS	36,823	0	0	36,823	(82,570)	(1,830)	(73)	(84,473)	(47,650)	50,411	2,761
BRC	8,742	0	0	8,742	(1,322)	0	(657)	(1,979)	6,763	(4,518)	2,245
BSH	362,211	0	0	362,211	(75,329)	0	0	(75,329)	286,882	(285,510)	1,372
CBK	142,899	0	1,129	144,028	(61,142)	(21,271)	(863)	(83,276)	60,752	(65,217)	(4,465)
DUB	3,292	0	0	3,292	(84)	(1,343)	0	(1,427)	1,865	(2,360)	(495)
FBF	0	0	0	0	(138)	0	0	(138)	(138)	0	(138)
GLM	3,830	0	0	3,830	(54,491)	0	0	(54,491)	(50,661)	50,672	11
GST	0	0	2,966	2,966	0	(3,944)	(19,482)	(23,426)	(20,460)	21,910	1,450
HUS	89,002	0	0	89,002	(12,857)	0	0	(12,857)	76,145	(75,970)	175
JPM	60,355	0	0	60,355	(19,672)	0	(188)	(19,860)	40,495	(41,669)	(1,174)
JPS	0	0	0	0	0	0	(68)	(68)	(68)	196	128
MEI	0	0	0	0	0	0	(46)	(46)	(46)	245	199
MYC	0	0	70	70	0	(1,269)	0	(1,269)	(1,199)	621	(578)
MYI	2,724	0	0	2,724	(21,905)	(11,926)	0	(33,831)	(31,107)	31,964	857
RYL	205	0	0	205	(106)	0	0	(106)	99	(139)	(40)
SCX	12,089	0	0	12,089	0	0	0	0	12,089	(12,990)	(901)
SSB	121,861	0	0	121,861	(363)	0	0	(363)	121,498	(120,560)	938
TOR	4,379	0	0	4,379	(7,984)	0	0	(7,984)	(3,605)	4,565	960
UAG	120	0	0	120	(7,026)	0	0	(7,026)	(6,906)	7,711	805

Total Over the Counter	$861,583	$0	$4,165	$865,748	$(377,945)	$(43,714)	$(22,960)	$(444,619)

(s)

Securities with an aggregate market value of $189,559 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4,687	$4,687
Futures	0	0	0	0	9,364	9,364
Swap Agreements	0	1,388	0	0	9,615	11,003

	$0	$1,388	$0	$0	$23,666	$25,054

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$861,583	$0	$861,583
Swap Agreements	0	4,165	0	0	0	4,165

	$0	$4,165	$0	$861,583	$0	$865,748

	$0	$5,553	$0	$861,583	$23,666	$890,802

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$140,569	$140,569
Swap Agreements	0	4,377	0	0	14,919	19,296

	$0	$4,377	$0	$0	$155,488	$159,865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$377,945	$0	$377,945
Written Options	0	10,517	0	33,196	1	43,714
Swap Agreements	0	22,960	0	0	0	22,960

	$0	$33,477	$0	$411,141	$1	$444,619

	$0	$37,854	$0	$411,141	$155,489	$604,484

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8,754)	$(8,754)
Written Options	0	0	0	0	39,484	39,484
Futures	0	0	0	0	1,397,118	1,397,118
Swap Agreements	0	43,219	0	0	419,929	463,148

	$0	$43,219	$0	$0	$1,847,777	$1,890,996

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,146	$0	$10,146
Purchased Options	0	0	0	0	(8,951)	(8,951)
Written Options	0	376	0	51,433	33,188	84,997
Swap Agreements	0	36,179	0	0	0	36,179

	$0	$36,555	$0	$61,579	$24,237	$122,371

	$0	$79,774	$0	$61,579	$1,872,014	$2,013,367

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5,598	$5,598
Written Options	0	0	0	0	(4,698)	(4,698)
Futures	0	0	0	0	724,729	724,729
Swap Agreements	0	(55,381)	0	0	(213,500)	(268,881)

	$0	$(55,381)	$0	$0	$512,129	$456,748

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$364,641	$0	$364,641
Purchased Options	0	0	0	0	6,177	6,177
Written Options	0	(10,131)	0	(30,271)	(25,524)	(65,926)
Swap Agreements	0	(42,170)	0	0	0	(42,170)

	$0	$(52,301)	$0	$334,370	$(19,347)	$262,722

	$0	$(107,682)	$0	$334,370	$492,782	$719,470

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$131,356	$913,542	$1,044,898
Corporate Bonds & Notes
Banking & Finance	0	14,458,944	16,936	14,475,880
Industrials	0	5,962,575	0	5,962,575
Specialty Finance	0	222,265	0	222,265
Utilities	0	2,011,831	0	2,011,831
Municipal Bonds & Notes
California	0	42,126	0	42,126
Connecticut	0	206	0	206
Georgia	0	67,618	0	67,618
Illinois	0	18,404	0	18,404
Iowa	0	20,908	0	20,908

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Massachusetts	$0	$8,716	$0	$8,716
Michigan	0	248	0	248
Ohio	0	4,238	0	4,238
Pennsylvania	0	9,795	0	9,795
Rhode Island	0	208	0	208
West Virginia	0	110,237	0	110,237
U.S. Government Agencies	0	41,131,457	0	41,131,457
U.S. Treasury Obligations	0	12,189,061	0	12,189,061
Non-Agency Mortgage-Backed Securities	0	6,715,866	6,843	6,722,709
Asset-Backed Securities	0	5,065,791	76,414	5,142,205
Sovereign Issues	65,100	1,788,798	0	1,853,898
Common Stocks
Consumer Discretionary	8	0	0	8
Preferred Securities
Banking & Finance	0	10,874	0	10,874
Short-Term Instruments
Repurchase Agreements	0	655,000	0	655,000
Argentina Treasury Bills	0	2,592	0	2,592
U.S. Treasury Bills	0	974	0	974

	$65,108	$90,630,088	$1,013,735	$91,708,931

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,352,050	$0	$0	$11,352,050

Total Investments	$11,417,158	$90,630,088	$1,013,735	$103,060,981

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,254,305)	$0	$(13,254,305)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9,364	15,690	0	25,054
Over the counter	0	865,748	0	865,748

	$9,364	$881,438	$0	$890,802

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(140,569)	(19,296)	0	(159,865)
Over the counter	0	(444,619)	0	(444,619)

	$(140,569)	$(463,915)	$0	$(604,484)

Total Financial Derivative Instruments	$(131,205)	$417,523	$0	$286,318

Totals	$11,285,953	$77,793,306	$1,013,735	$90,092,994

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$865,861	$91,900	$(19,304)	$827	$(978)	$(24,764)	$0	$0	$913,542	$(25,561)
Corporate Bonds & Notes
Banking & Finance	20,775	8,880	(14,980)	0	0	2,261	0	0	16,936	2,261
Industrials	39,688	0	(2,458)	96	(34)	(1,228)	0	(36,064)	0	0
Non-Agency Mortgage-Backed Securities	7,472	0	0	(3)	0	(624)	0	(2)	6,843	(601)
Asset-Backed Securities	82,216	0	(1,445)	0	(54)	(4,176)	0	(127)	76,414	(4,144)
Preferred Securities
Banking & Finance	1	0	0	0	0	(1)	0	0	0	(1)

Totals	$1,016,013	$100,780	$(38,187)	$920	$(1,066)	$(28,532)	$0	$(36,193)	$1,013,735	$(28,046)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$193,114	Discounted Cash Flow	Discount Rate	3.295	—
	32,100	Market Based Approach	Recovery Value	100.000	—
	412,391	Other Valuation Techniques(2)	—	—	—
	131,893	Proxy Pricing	Base Price	97.400-100.830	98.127
	144,044	Third Party Vendor	Broker Quote	87.500-100.000	99.688
Corporate Bonds & Notes
Banking & Finance	1	Other Valuation Techniques(2)	—	—	—
	16,935	Reference Instrument	Option Adjusted Spread	538.500 bps	—
Non-Agency Mortgage-Backed Securities	6,843	Proxy Pricing	Base Price	1,297.140	—
Asset-Backed Securities	76,414	Proxy Pricing	Base Price	105.600	—

Total	$1,013,735

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

42	PIMCO TOTAL RETURN FUND

March 31, 2020

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

ANNUAL REPORT	MARCH 31, 2020	43

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

44	PIMCO TOTAL RETURN FUND

March 31, 2020

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to

ANNUAL REPORT	MARCH 31, 2020	45

Notes to Financial Statements (Cont.)

determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

46	PIMCO TOTAL RETURN FUND

March 31, 2020

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S.

ANNUAL REPORT	MARCH 31, 2020	47

Notes to Financial Statements (Cont.)

GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

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Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2020	49

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each

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affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$5,064,138	$137,046	$(389,300)	$(1,937)	$(113,280)	$4,696,667	$137,046	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$2,180,005	$59,908,617	$(55,414,500)	$(6,077)	$(12,662)	$6,655,383	$30,037	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

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Notes to Financial Statements (Cont.)

Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely

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payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the

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Notes to Financial Statements (Cont.)

Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2020, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers

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which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated

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Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on

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the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

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Notes to Financial Statements (Cont.)

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

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(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full

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exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery

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Notes to Financial Statements (Cont.)

value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit

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soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the

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Notes to Financial Statements (Cont.)

full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

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Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

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Notes to Financial Statements (Cont.)

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its

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investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

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Notes to Financial Statements (Cont.)

and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

68	PIMCO TOTAL RETURN FUND

March 31, 2020

Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for

ANNUAL REPORT	MARCH 31, 2020	69

Notes to Financial Statements (Cont.)

providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a

70	PIMCO TOTAL RETURN FUND

March 31, 2020

Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$1,138,962	$2,012,206

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund

ANNUAL REPORT	MARCH 31, 2020	71

Notes to Financial Statements (Cont.)

enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$497,405,674	$481,588,087	$9,031,707	$8,409,650

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	1,040,286	$10,820,902	890,129		$8,874,886

I-2	142,177	1,473,625	92,282		918,383

I-3	8,961	93,091	16,988	(a)	169,641	(a)

Administrative Class	37,274	387,865	34,984		348,499

Class A	154,880	1,610,936	169,407		1,690,032

Class C	9,619	100,292	6,391		63,604

Class R	16,654	173,850	10,995		109,595

72	PIMCO TOTAL RETURN FUND

March 31, 2020

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Issued as reinvestment of distributions

Institutional Class	178,127	$1,854,928	164,014		$1,633,333

I-2	10,537	109,747	8,747		87,113

I-3	616	6,424	349	(a)	3,470	(a)

Administrative Class	6,356	66,147	7,389		73,573

Class A	23,944	249,250	22,842		227,458

Class C	2,302	23,918	3,038		30,237

Class R	2,233	23,242	2,183		21,741

Cost of shares redeemed

Institutional Class	(1,219,428)	(12,661,234)	(1,523,355)		(15,156,392)

I-2	(108,928)	(1,130,277)	(119,893)		(1,192,795)

I-3	(5,407)	(56,029)	(3,042	)(a)	(30,113	)(a)

Administrative Class	(76,071)	(789,491)	(124,970)		(1,243,447)

Class A	(219,836)	(2,280,504)	(261,725)		(2,604,244)

Class C	(69,704)	(723,341)	(70,042)		(697,450)

Class R	(26,358)	(273,487)	(27,618)		(274,939)

Net increase (decrease) resulting from Fund share transactions	(91,766)	$(920,146)	(700,907)		$(6,947,815)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. BASIS FOR CONSOLIDATION

MLM 700, LLC, a Delaware limited liability company (the “Subsidiary”), was formed on May 7, 2018, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary, comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the MLM 700, LLC as of period end represented 0.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	MARCH 31, 2020	73

Notes to Financial Statements (Cont.)

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Total Return Fund	$1,412,872	$178,176	$(194,283)	$(10,492)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, non-taxable transactions, convertible preferred securities, interest-only basis adjustment, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

74	PIMCO TOTAL RETURN FUND

March 31, 2020

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Total Return Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Total Return Fund	$90,841,906	$4,642,231	$(4,828,511)	$(186,280)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, non-taxable transactions, straddle loss deferrals, interest-only basis adjustment, convertible preferred securities, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, and Lehman securities.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Total Return Fund	$2,487,202	$0	$0	$2,222,930	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2020	75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the summary consolidated schedule of investments, of PIMCO Total Return Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related consolidated statement of operations for the year ended March 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

76	PIMCO TOTAL RETURN FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BCY	Barclays Capital, Inc.	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOM	Bank of Montreal	JPS	J.P. Morgan Securities LLC
BOS	BofA Securities, Inc.	MEI	Merrill Lynch International
BPG	BNP Paribas Securities Corp.	MSC	Morgan Stanley & Co. LLC.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	NOM	Nomura Securities International Inc.
BSN	The Bank of Nova Scotia - Toronto	NXN	Natixis New York
CBK	Citibank N.A.	RCY	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RYL	NatWest Markets Plc
CSN	Credit Suisse AG (New York)	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	TDL	Toronto Dominion Bank London
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
IDR	Indonesian Rupiah	TRY	Turkish New Lira
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	MARCH 31, 2020	77

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Total Return Fund	0%	0%	$2,487,202	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

78	PIMCO TOTAL RETURN FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2020	79

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

80	PIMCO TOTAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2020	81

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the

Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s

82	PIMCO TOTAL RETURN FUND

(Unaudited)

accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	83

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

84	PIMCO TOTAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3016AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO TRENDS Managed Futures Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (cont)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3 and Class A, if applicable, is typically lower than Institutional Class performance due to the lower

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status

PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	04/27/18	12/31/13	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

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ANNUAL REPORT	MARCH 31, 2020	9

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	10.07%	1.14%	4.37%
PIMCO TRENDS Managed Futures Strategy Fund I-2	9.83%	0.99%	4.22%
PIMCO TRENDS Managed Futures Strategy Fund I-3	9.84%	1.01%	4.23%
PIMCO TRENDS Managed Futures Strategy Fund Class A	9.61%	0.73%	3.98%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	3.57%	(0.40)%	3.04%
3 Month USD LIBOR	2.27%	1.45%	1.21%
Lipper Alternative Managed Futures Funds Average	2.01%	(1.80)%	1.28%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.62% for the Institutional Class shares, 1.72% for I-2 shares, 1.82% for I-3 shares and 2.02% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	I-2 - PQTPX	I-3 - PQTNX
Class A - PQTAX

Allocation Breakdown as of March 31, 2020†§

Short-Term Instruments‡	76.6%
Corporate Bonds & Notes	11.9%
Commodities	4.1%
Sovereign Issues	3.2%
U.S. Government Agencies	2.9%
Asset-Backed Securities	1.2%
Non-Agency Mortgage-Backed Securities	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity futures designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long positions in U.S., European, and U.K. duration contributed to performance, as rates rallied during the reporting period.

»	Long positions in precious metals and short positions in energy commodities contributed to performance, as prices in precious metals increased while energy prices fell during the period.

»	Short positions in the Brazilian real, Norwegian krone, and New Zealand dollar contributed to performance, as prices declined relative to the U.S. dollar.
»	Positioning in Hong Kong, South African, and Singaporean equities detracted from performance, due to price reversals.

»	Short positions in the Czech koruna, Japanese yen, and Swedish krona detracted from performance, due to price reversals.

»	The collateral portfolio contributed to returns, driven by gains from short-term corporate bonds for most of the reporting period.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,076.80	$7.17	$1,000.00	$1,018.10	$6.96	1.38%
I-2	1,000.00	1,075.80	7.68	1,000.00	1,017.60	7.47	1.48
I-3	1,000.00	1,076.40	7.94	1,000.00	1,017.35	7.72	1.53
Class A	1,000.00	1,075.20	9.23	1,000.00	1,016.10	8.97	1.78

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2020	$9.87	$0.09	$0.88	$0.97	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2019	9.53	0.13	0.28	0.41	(0.07)	0.00	0.00	(0.07)

03/31/2018	9.36	0.07	0.12	0.19	0.00	0.00	(0.02)	(0.02)

03/31/2017	9.83	0.00	(0.47)	(0.47)	0.00	0.00	0.00	0.00

03/31/2016	11.18	(0.03)	(0.58)	(0.61)	(0.67)	(0.07)	0.00	(0.74)

I-2

03/31/2020	9.86	0.07	0.88	0.95	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.51	0.12	0.29	0.41	(0.06)	0.00	0.00	(0.06)

03/31/2018	9.36	0.06	0.11	0.17	0.00	0.00	(0.02)	(0.02)

03/31/2017	9.84	(0.01)	(0.47)	(0.48)	0.00	0.00	0.00	0.00

03/31/2016	11.16	(0.06)	(0.57)	(0.63)	(0.62)	(0.07)	0.00	(0.69)

I-3

03/31/2020	9.87	0.08	0.86	0.94	(0.21)	0.00	0.00	(0.21)

04/27/2018 - 03/31/2019	9.40	0.12	0.41	0.53	(0.06)	0.00	0.00	(0.06)

Class A

03/31/2020	9.78	0.06	0.85	0.91	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.44	0.09	0.28	0.37	(0.03)	0.00	0.00	(0.03)

03/31/2018	9.30	0.03	0.12	0.15	0.00	0.00	(0.01)	(0.01)

03/31/2017	9.80	(0.04)	(0.46)	(0.50)	0.00	0.00	0.00	0.00

03/31/2016	11.15	(0.08)	(0.57)	(0.65)	(0.63)	(0.07)	0.00	(0.70)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.61	9.96%	$617,532	1.37%		1.69%		1.28%		1.60%		0.94%	18%

9.87	4.27	494,751	1.26		1.62		1.22		1.58		1.33	30

9.53	2.08	352,415	1.17		1.56		1.15		1.54		0.69	58

9.36	(4.78)	224,976	1.16		1.52		1.15		1.51		0.01	69

9.83	(5.15)	240,075	1.15		1.46		1.15		1.46		(0.33)	49

10.59	9.83	26,567	1.47		1.79		1.38		1.70		0.71	18

9.86	4.29	2,615	1.36		1.72		1.32		1.68		1.22	30

9.51	1.81	1,882	1.27		1.66		1.25		1.64		0.59	58

9.36	(4.88)	1,147	1.26		1.62		1.25		1.61		(0.08)	69

9.84	(5.32)	1,101	1.25		1.56		1.25		1.56		(0.55)	49

10.60	9.74	8,468	1.52		1.89		1.43		1.80		0.80	18

9.87	5.63	7,900	1.41	*	1.82	*	1.37	*	1.78	*	1.36 *	30

10.50	9.51	53,242	1.77		2.09		1.68		2.00		0.59	18

9.78	3.93	52,416	1.66		2.02		1.62		1.98		0.92	30

9.44	1.56	57,500	1.57		1.96		1.55		1.94		0.30	58

9.30	(5.10)	5,537	1.56		1.92		1.55		1.91		(0.39)	69

9.80	(5.54)	9,798	1.55		1.86		1.55		1.86		(0.78)	49

ANNUAL REPORT	MARCH 31, 2020	15

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$603,344
Investments in Affiliates	233,462

Financial Derivative Instruments
Exchange-traded or centrally cleared	12,584
Over the counter	76,002
Cash	1,793
Deposits with counterparty	50,973
Foreign currency, at value	10,056
Receivable for investments sold	5,209
Receivable for Fund shares sold	2,968
Interest and/or dividends receivable	843
Dividends receivable from Affiliates	311
Reimbursement receivable from PIMCO	184

Total Assets	997,729

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$12,855
Over the counter	55,531
Payable for investments purchased	185,338
Payable for investments in Affiliates purchased	311
Deposits from counterparty	31,724
Payable for Fund shares redeemed	5,222
Accrued investment advisory fees	742
Accrued supervisory and administrative fees	187
Accrued servicing fees	10

Total Liabilities	291,920

Net Assets	$705,809

Net Assets Consist of:

Paid in capital	$647,925
Distributable earnings (accumulated loss)	57,884

Net Assets	$705,809

Cost of investments in securities	$607,184
Cost of investments in Affiliates	$236,487
Cost of foreign currency held	$10,022
Cost or premiums of financial derivative instruments, net	$7,372

* Includes repurchase agreements of:	$383,075

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$617,532
I-2	26,567
I-3	8,468
Class A	53,242

Shares Issued and Outstanding:

Institutional Class	58,195
I-2	2,509
I-3	799
Class A	5,070

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.61
I-2	10.59
I-3	10.60
Class A	10.50

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	17

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$8,923
Dividends from Investments in Affiliates	4,273
Total Income	13,196

Expenses:

Investment advisory fees	7,358
Supervisory and administrative fees	1,845
Distribution fees - Class C(a)	11
Servicing fees - Class A	108
Servicing fees - Class C(a)	4
Trustee fees	3
Interest expense	494
Miscellaneous expense	28
Total Expenses	9,851
Waiver and/or Reimbursement by PIMCO	(1,820)
Net Expenses	8,031

Net Investment Income (Loss)	5,165

Net Realized Gain (Loss):

Investments in securities	76
Investments in Affiliates	(162)
Exchange-traded or centrally cleared financial derivative instruments	48,397
Over the counter financial derivative instruments	(15,303)
Foreign currency	2,187

Net Realized Gain (Loss)	35,195

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(4,126)
Investments in Affiliates	(2,981)
Exchange-traded or centrally cleared financial derivative instruments	4,462
Over the counter financial derivative instruments	19,713
Foreign currency assets and liabilities	4

Net Change in Unrealized Appreciation (Depreciation)	17,072

Net Increase (Decrease) in Net Assets Resulting from Operations	$57,432

* Foreign tax withholdings	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class C shares liquidated at the close of business February 7, 2020

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2020		Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,165		$5,941
Net realized gain (loss)	35,195		(7,684)
Net change in unrealized appreciation (depreciation)	17,072		25,000

Net Increase (Decrease) in Net Assets Resulting from Operations	57,432		23,257

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(11,315)		(2,903)
I-2	(121)		(17)
I-3	(173)		(21	)(a)
Class A	(865)		(159)
Class C	(27	)(b)	(1)

Total Distributions(c)	(12,501)		(3,101)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	101,742		124,719

Total Increase (Decrease) in Net Assets	146,673		144,875

Net Assets:

Beginning of year	559,136		414,261
End of year	$705,809		$559,136

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Class C Shares liquidated at the close of business on February 7, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.5%

CORPORATE BONDS & NOTES 14.0%

BANKING & FINANCE 7.1%

AerCap Ireland Capital DAC
4.625% due 10/30/2020	$1,350	$1,310

Aircastle Ltd.
5.125% due 03/15/2021	100	99

American Express Credit Corp.
1.791% (US0003M + 1.050%) due 09/14/2020 ~	1,500	1,492

Athene Global Funding
3.138% (US0003M + 1.230%) due 07/01/2022 ~	1,000	1,007

Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~	900	885

Citigroup, Inc.
1.549% (SOFRRATE + 0.870%) due 11/04/2022 ~	2,000	1,880

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020	1,700	1,699
4.109% (US0003M + 2.290%) due 04/16/2021 ~	3,100	3,102

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~	2,000	1,900

Goldman Sachs Group, Inc.
3.154% (US0003M + 1.360%) due 04/23/2021 ~	3,000	2,982

HSBC Holdings PLC
3.339% (US0003M + 1.660%) due 05/25/2021 ~	2,000	1,983
3.400% (US0003M + 1.500%) due 01/05/2022 ~	2,800	2,685

HSH Portfoliomanagement AoeR
1.219% (US0003M + 0.330%) due 09/18/2020 ~	3,000	3,001
2.022% (US0003M + 0.330%) due 11/19/2021 ~	3,000	3,015

ICICI Bank Ltd.
3.125% due 08/12/2020	500	497

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~	1,800	1,757

Mitsubishi UFJ Financial Group, Inc.
1.833% (US0003M + 1.060%) due 09/13/2021 ~	593	584
2.584% (US0003M + 0.790%) due 07/25/2022 ~	1,500	1,436
2.654% (US0003M + 0.860%) due 07/26/2023 ~	400	368

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mizuho Financial Group, Inc.
1.648% (US0003M + 0.880%) due 09/11/2022 ~	$2,600	$2,499
2.553% (US0003M + 0.940%) due 02/28/2022 ~	1,800	1,733

Morgan Stanley
2.999% (US0003M + 1.180%) due 01/20/2022 ~	300	299

Nordea Bank Abp
2.553% (US0003M + 0.940%) due 08/30/2023 ~	200	199

Santander UK Group Holdings PLC
2.875% due 10/16/2020	5,000	4,999

State Bank of India
2.850% (US0003M + 0.950%) due 04/06/2020 ~	1,000	1,000

Sumitomo Mitsui Financial Group, Inc.
2.618% (US0003M + 0.780%) due 07/12/2022 ~	2,500	2,380

Svenska Handelsbanken AB
2.153% (US0003M + 0.470%) due 05/24/2021 ~	400	390

Toyota Motor Credit Corp.
2.092% due 05/17/2022 •	600	575

UBS AG
2.430% (US0003M + 0.850%) due 06/01/2020 ~	3,000	2,997

UBS Group AG
3.000% due 04/15/2021	1,000	1,002

Wells Fargo Bank N.A.
2.258% (US0003M + 0.620%) due 05/27/2022 ~	500	493

		50,248

INDUSTRIALS 6.0%

AbbVie, Inc.
2.300% due 05/14/2021	1,000	997

BAT Capital Corp.
2.294% due 08/14/2020 •	2,800	2,754

Broadcom Corp.
3.000% due 01/15/2022	100	99

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	3,000	3,033
2.291% (US0003M + 0.540%) due 08/04/2020 ~	2,000	1,986
2.323% (US0003M + 0.560%) due 11/02/2021 ~	3,000	3,016

Charter Communications Operating LLC
3.579% due 07/23/2020	2,000	1,994
4.464% due 07/23/2022	300	310

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Comcast Corp.
1.763% (US0003M + 0.330%) due 10/01/2020 ~	$2,400	$2,385

Conagra Brands, Inc.
3.800% due 10/22/2021	1,900	1,916

Daimler Finance North America LLC
2.200% due 05/05/2020	1,000	997

eBay, Inc.
2.750% due 01/30/2023	1,600	1,571

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~	700	686

Imperial Brands Finance PLC
2.950% due 07/21/2020	7,084	7,071

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~	500	473
2.554% (US0003M + 0.820%) due 08/10/2022 ~	3,000	2,792

L3Harris Technologies, Inc.
2.250% (US0003M + 0.480%) due 04/30/2020 ~	500	499

Occidental Petroleum Corp.
3.142% (US0003M + 1.450%) due 08/15/2022 ~	3,100	2,078

QUALCOMM, Inc.
2.500% (US0003M + 0.730%) due 01/30/2023 ~	500	477

Reckitt Benckiser Treasury Services PLC
1.764% (US0003M + 0.560%) due 06/24/2022 ~	500	482

Reynolds American, Inc.
3.250% due 06/12/2020	100	100

Syngenta Finance NV
3.698% due 04/24/2020	200	200

VMware, Inc.
2.300% due 08/21/2020	200	198

Volkswagen Group of America Finance LLC
3.875% due 11/13/2020	6,000	5,981

Vulcan Materials Co.
1.341% (US0003M + 0.600%) due 06/15/2020 ~	200	199

Wabtec Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~	300	291

		42,585

UTILITIES 0.9%

AT&T, Inc.
2.305% (US0003M + 0.930%) due 06/30/2020 ~	3,700	3,676

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.781% (US0003M + 0.950%) due 07/15/2021 ~	$1,000	$983

Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~	100	98

Verizon Communications, Inc.
1.741% (US0003M + 1.000%) due 03/16/2022 ~	1,800	1,714

		6,471

Total Corporate Bonds & Notes (Cost $101,692)		99,304

U.S. GOVERNMENT AGENCIES 3.5%

Fannie Mae
1.397% due 07/25/2049 •	4,460	4,432
2.005% due 12/25/2044 •	1,940	1,924
2.105% due 07/25/2046 •	3,388	3,392

Freddie Mac
1.105% due 11/15/2043 •	1,363	1,350
1.255% due 01/15/2042 •	438	436
2.005% due 03/15/2037 - 08/15/2042 •	6,829	6,794

Ginnie Mae
2.032% due 06/20/2061 •	2	2
2.213% due 12/20/2068 •	1,893	1,841
2.292% due 03/20/2065 •	859	847

NCUA Guaranteed Notes
1.576% due 12/08/2020 •	3,516	3,516

Total U.S. Government Agencies (Cost $24,706)		24,534

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Holmes Master Issuer PLC
2.251% due 10/15/2054 •	1,247	1,241

Total Non-Agency Mortgage-Backed Securities (Cost $1,247)		1,241

ASSET-BACKED SECURITIES 1.4%

CoreVest American Finance Trust
2.968% due 10/15/2049	336	334

Discover Card Execution Note Trust
0.975% due 12/15/2023 •	3,000	2,959

Nelnet Student Loan Trust
1.793% due 08/23/2027 •	66	66

SLC Student Loan Trust
0.851% due 03/15/2027 •	1,228	1,210
0.861% due 06/15/2029 •	1,379	1,354

SLM Student Loan Trust
1.211% due 12/15/2027 •	1,572	1,559
1.291% due 12/15/2025 •	1,011	1,000

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.397% due 06/25/2043 •	$818	$789
1.884% due 10/25/2024 •	129	129
1.884% due 01/26/2026 •	176	173

SoFi Professional Loan Program LLC
2.050% due 01/25/2041	197	197

Total Asset-Backed Securities (Cost $9,891)		9,770

SOVEREIGN ISSUES 3.8%

Export-Import Bank of India
2.696% (US0003M + 1.000%) due 08/21/2022 ~	1,500	1,482
2.750% due 04/01/2020	2,000	2,000

Japan Bank for International Cooperation
2.209% (US0003M + 0.390%) due 07/21/2020 ~	15,500	15,504

Province of Quebec
1.325% (US0003M + 0.130%) due 09/21/2020 ~	5,000	4,998

Tokyo Metropolitan Government
2.125% due 05/19/2020	3,000	3,004

Total Sovereign Issues (Cost $27,023)		26,988

	OUNCES
COMMODITIES 4.9%
Gold Warehouse Receipts	35,334	34,213

Total Commodities (Cost $35,334)		34,213

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 57.7%

CERTIFICATES OF DEPOSIT 0.4%

Bank of Montreal
0.410% (SOFRRATE + 0.400%) due 10/02/2020 ~	$3,000	2,993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (c) 54.3%
		$383,075

U.S. TREASURY BILLS 3.0%
0.652% due 04/07/2020 - 09/24/2020 (a)(b)(e)(g)	$21,229	21,226

Total Short-Term Instruments (Cost $407,291)		407,294

Total Investments in Securities (Cost $607,184)		603,344

	SHARES
INVESTMENTS IN AFFILIATES 33.1%

SHORT-TERM INSTRUMENTS 33.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 33.1%

PIMCO Short Asset Portfolio	8,328,839	80,865

PIMCO Short-Term Floating NAV Portfolio III	15,537,828	152,597

Total Short-Term Instruments (Cost $236,487)		233,462

Total Investments in Affiliates (Cost $236,487)		233,462

Total Investments 118.6% (Cost $843,671)		$836,806

Financial Derivative Instruments (d)(f) 2.9% (Cost or Premiums, net $7,372)		20,200

Other Assets and Liabilities, net (21.5)%		(151,197)

Net Assets 100.0%		$705,809

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	0.000%	04/01/2020	04/06/2020	$150,000	U.S. Treasury Bonds 3.125% due 08/15/2044	$(150,695)	$150,000	$150,000
	0.050	03/30/2020	04/01/2020	100,000	U.S. Treasury Bonds 2.250% - 3.375% due 11/15/2048 -08/15/2049	(101,013)	100,000	100,000
FICC	0.000	03/31/2020	04/01/2020	775	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(793)	775	775
JPS	0.010	03/31/2020	04/01/2020	50,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(51,047)	50,000	50,000
MBC	0.000	03/31/2020	04/01/2020	82,300	U.S. Treasury Bonds 3.375% due 11/15/2048	(14,837)	82,300	82,300
					U.S. Treasury Notes 3.125% due 05/15/2021	(70,252)

Total Repurchase Agreements						$(388,637)	$383,075	$383,075

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
AZD	$250,000	$0	$0	$250,000	$(250,475)	$(475)
FICC	775	0	0	775	(793)	(18)
JPS	50,000	0	0	50,000	(51,047)	(1,047)
MBC	82,300	0	0	82,300	(85,089)	(2,789)

Total Borrowings and Other Financing Transactions	$383,075	$0	$0

Cash of $1,233 has been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	09/2021	441	$109,914	$1,264	$6	$0
Arabica Coffee July Futures	07/2020	242	10,922	73	23	0
Coal August Futures	08/2020	37	1,880	(123)	0	(41)
Coal July Futures	07/2020	37	1,878	(125)	0	(46)
Coal September Futures	09/2020	37	1,889	(114)	0	(41)
Hard Red Winter Wheat July Futures	07/2020	356	8,891	(13)	120	0
Lean Hogs June Futures	06/2020	28	676	(131)	6	0
Palladium June Futures	06/2020	23	5,301	(295)	247	0
Platinum July Futures	07/2020	89	3,248	(758)	27	0
Silver July Futures	07/2020	152	10,785	(1,181)	9	0
Soybean July Futures	07/2020	102	4,536	(111)	15	0
Soybean Meal July Futures	07/2020	386	12,310	32	0	(77)
Sugar No. 11 July Futures	06/2020	794	9,337	(857)	0	(240)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	06/2021	2,330	360,568	644	0	(36)
Volatility S&P 500 Index April Futures	04/2020	53	2,479	1,069	0	(159)
VSTOXX Mini April Futures	04/2020	666	3,221	956	0	(320)
Wheat July Futures	07/2020	275	7,734	(22)	58	0

				$308	$511	$(960)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum May Futures	05/2020	403	$(15,256)	$137	$137	$0
Australia Government 10-Year Bond June Futures	06/2020	171	(15,842)	(221)	0	(211)
BIST 30 Index April Futures	04/2020	5,806	(9,385)	1,067	0	(109)
Brent Crude July Futures	05/2020	46	(1,364)	1,130	6	0
CAC 40 Index April Futures	04/2020	47	(2,278)	(385)	0	(27)
Cocoa July Futures	07/2020	129	(2,914)	(26)	16	0
Copper July Futures	07/2020	105	(5,863)	(200)	0	(188)
Corn July Futures	07/2020	1,022	(17,681)	(28)	77	0
Cotton No. 2 July Futures	07/2020	333	(8,475)	763	0	(57)
E-mini NASDAQ 100 Index June Futures	06/2020	31	(4,827)	69	42	0
E-Mini Russell 2000 Index June Futures	06/2020	143	(8,205)	325	49	0
E-mini S&P 500 Index June Futures	06/2020	12	(1,542)	127	25	0
Euro-BTP Italy Government Bond June Futures	06/2020	169	(26,357)	(1,382)	442	0
Euro-OAT France Government 10-Year Bond June Futures	06/2020	129	(23,790)	(622)	182	(78)
FTSE 100 Index June Futures	06/2020	165	(11,550)	(1,466)	0	(347)
FTSE China A50 Index April Futures	04/2020	784	(9,878)	(37)	0	(133)
FTSE/JSE Index June Futures	06/2020	438	(10,050)	(1,334)	0	(389)
FTSE/MIB Index June Futures	06/2020	85	(7,933)	(1,130)	0	(174)
Gas Oil May Futures	05/2020	325	(9,579)	5,989	0	(252)
Globex Natural Gas June Futures	05/2020	907	(15,927)	1,806	345	0
Gold 100 oz. June Futures	06/2020	63	(10,059)	322	294	0
Hang Seng China Enterprises Index April Futures	04/2020	221	(20,091)	(397)	409	(594)
ICE Carbon Emissions December Futures	12/2020	728	(14,195)	(1,786)	0	(1,036)
Lead May Futures	05/2020	385	(16,776)	643	643	0
Live Cattle June Futures	06/2020	270	(9,944)	1,180	0	(324)

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2020

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas May Futures	04/2020	300	$(1,886)	$718	$181	$0
Natural Gas May Futures	04/2020	840	(4,757)	1,480	252	(7)
New York Harbor ULSD June Futures	05/2020	108	(4,616)	1,277	55	0
Nickel May Futures	05/2020	180	(12,382)	1,362	1,362	0
Nikkei 225 Index June Futures	06/2020	58	(5,070)	222	108	(32)
RBOB Gasoline June Futures	05/2020	218	(6,034)	7,144	133	0
S&P CNX Nifty Index April Futures	04/2020	614	(10,525)	(1,094)	0	(344)
S&P/Toronto Stock Exchange 60 June Futures	06/2020	67	(7,753)	19	0	(485)
Soybean Oil July Futures	07/2020	485	(7,962)	327	0	(38)
SPI 200 Index June Futures	06/2020	157	(12,334)	(185)	198	(876)
WTI Crude June Futures	05/2020	116	(2,843)	2,918	0	(49)
Zinc May Futures	05/2020	348	(16,552)	2,019	2,019	0

				$20,751	$6,975	$(5,750)

Total Futures Contracts				$21,059	$7,486	$(6,710)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	5.745%	Maturity	01/02/2023	BRL	50,700	$0	$(133)	$(133)	$0	$(4)
Receive	1-Year BRL-CDI	5.920	Maturity	01/02/2023		54,100	0	(197)	(197)	0	(4)
Pay	1-Year BRL-CDI	8.170	Maturity	01/02/2023		54,100	272	625	897	0	(2)
Pay	1-Year BRL-CDI	9.835	Maturity	01/02/2023		31,700	122	856	978	0	(5)
Pay	1-Year BRL-CDI	10.730	Maturity	01/02/2023		47,700	598	1,014	1,612	0	(9)
Receive	1-Year BRL-CDI	5.853	Maturity	01/02/2025		53,600	(107)	364	257	0	(3)
Pay	1-Year BRL-CDI	6.238	Maturity	01/02/2025		50,200	35	(129)	(94)	2	0
Receive	1-Year BRL-CDI	6.270	Maturity	01/02/2025		123,300	1,522	(1,333)	189	0	(4)
Receive	1-Year BRL-CDI	8.550	Maturity	01/02/2025		40,500	0	(503)	(503)	4	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029	CAD	93,600	1,257	3,614	4,871	0	(422)
Pay	3-Month COP-IBR Compounded-OIS	4.850	Quarterly	01/08/2025	COP	57,936,900	177	30	207	0	(76)
Receive	3-Month COP-IBR Compounded-OIS	5.150	Quarterly	03/13/2025		32,399,200	0	(201)	(201)	45	0
Receive	3-Month COP-IBR Compounded-OIS	4.350	Quarterly	03/27/2025		18,740,800	0	59	59	26	0
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025		24,984,600	0	77	77	35	0
Pay	3-Month HKD-HIBOR	2.715	Quarterly	09/19/2023	HKD	73,000	255	302	557	14	0
Pay	3-Month HKD-HIBOR	2.785	Quarterly	12/19/2023		204,120	143	1,588	1,731	42	0
Receive	3-Month HKD-HIBOR	2.815	Quarterly	12/19/2023		12,300	0	(106)	(106)	0	(3)
Receive	3-Month HKD-HIBOR	1.470	Quarterly	12/18/2024		271,200	43	(790)	(747)	0	(58)
Pay	3-Month HKD-HIBOR	1.593	Quarterly	12/18/2024		107,200	0	374	374	23	0
Receive	3-Month HKD-HIBOR	1.731	Quarterly	12/18/2024		218,100	28	(969)	(941)	0	(47)
Pay	3-Month HKD-HIBOR	1.340	Quarterly	03/18/2025		207,300	0	426	426	46	0
Pay	3-Month HKD-HIBOR	1.715	Quarterly	03/18/2025		510,700	0	2,253	2,253	115	0
Pay	3-Month HKD-HIBOR	1.810	Quarterly	03/18/2025		286,700	0	1,436	1,436	65	0
Receive	3-Month HKD-HIBOR	1.860	Quarterly	03/18/2025		185,700	0	(989)	(989)	0	(42)
Pay(1)	3-Month HKD-HIBOR	1.010	Quarterly	06/17/2025		117,700	0	17	17	27	0
Pay(1)	3-Month HKD-HIBOR	1.600	Quarterly	06/17/2025		176,300	0	677	677	42	0
Pay(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		$35,500	102	1,253	1,355	0	(2)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		8,300	893	793	1,686	0	(45)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		9,100	478	2,262	2,740	0	(273)
Pay	3-Month ZAR-JIBAR	7.800	Quarterly	12/19/2023	ZAR	99,700	(68)	394	326	53	0
Receive	3-Month ZAR-JIBAR	7.545	Quarterly	03/20/2024		99,200	0	(276)	(276)	0	(60)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	03/20/2024		407,090	180	1,120	1,300	248	0
Pay	3-Month ZAR-JIBAR	7.600	Quarterly	06/19/2024		2,900	3	5	8	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month ZAR-JIBAR	7.105%	Quarterly	07/31/2024	ZAR	129,900	$0	$(206)	$(206)	$0	$(94)
Pay	3-Month ZAR-JIBAR	6.835	Quarterly	08/28/2024		67,100	0	58	58	50	0
Pay	3-Month ZAR-JIBAR	6.860	Quarterly	01/17/2025		553,100	350	(42)	308	504	0
Receive	3-Month ZAR-JIBAR	6.460	Quarterly	03/04/2025		166,400	0	107	107	0	(158)
Pay	3-Month ZAR-JIBAR	6.620	Quarterly	03/11/2025		204,900	0	(58)	(58)	197	0
Receive	3-Month ZAR-JIBAR	7.520	Quarterly	03/20/2025		482,300	0	(949)	(949)	0	(479)
Receive	3-Month ZAR-JIBAR	7.200	Quarterly	03/25/2025		665,400	0	(769)	(769)	0	(663)
Pay	6-Month CLP-CHILIBOR	2.280	Semi-Annual	02/14/2025	CLP	5,878,100	0	188	188	9	0
Pay	6-Month CLP-CHILIBOR	1.915	Semi-Annual	03/09/2025		10,897,800	0	109	109	26	0
Receive	6-Month CZK-PRIBOR	1.750	Annual	06/20/2023	CZK	9,700	0	(15)	(15)	0	0
Pay	6-Month CZK-PRIBOR	1.750	Annual	03/20/2024		770,900	108	1,030	1,138	0	(42)
Pay	6-Month CZK-PRIBOR	1.810	Annual	03/20/2024		47,300	0	74	74	0	(3)
Receive	6-Month CZK-PRIBOR	1.945	Annual	03/20/2024		648,500	77	(1,238)	(1,161)	35	0
Pay	6-Month CZK-PRIBOR	2.500	Annual	03/20/2024		299,000	35	767	802	0	(15)
Pay	6-Month CZK-PRIBOR	1.838	Annual	06/19/2024		342,300	0	737	737	0	(2)
Receive	6-Month CZK-PRIBOR	2.000	Annual	06/19/2024		1,293,130	(922)	(2,287)	(3,209)	7	0
Receive	6-Month CZK-PRIBOR	1.890	Annual	11/15/2024		803,300	0	(1,655)	(1,655)	29	0
Pay	6-Month CZK-PRIBOR	1.798	Annual	11/29/2024		703,900	(192)	1,524	1,332	0	(22)
Receive	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025		401,600	(28)	(836)	(864)	23	0
Pay	6-Month CZK-PRIBOR	1.385	Annual	03/06/2025		895,800	0	928	928	0	(64)
Pay	6-Month CZK-PRIBOR	1.113	Annual	03/13/2025		550,500	0	269	269	0	(43)
Pay	6-Month CZK-PRIBOR	1.124	Annual	03/13/2025		527,700	0	270	270	0	(41)
Pay	6-Month CZK-PRIBOR	0.590	Annual	03/26/2025		282,200	0	(124)	(124)	0	(25)
Pay	6-Month CZK-PRIBOR	0.710	Annual	03/30/2025		237,700	0	(45)	(45)	0	(21)
Receive(1)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	EUR	18,100	(69)	(248)	(317)	22	0
Receive	6-Month HUF-BBR	0.830	Annual	11/21/2022	HUF	1,028,700	(3)	(21)	(24)	16	0
Receive	6-Month HUF-BBR	1.250	Annual	09/19/2023		4,693,800	243	(573)	(330)	107	0
Pay	6-Month HUF-BBR	2.250	Annual	12/19/2023		8,896,700	113	1,538	1,651	0	(221)
Pay	6-Month HUF-BBR	2.000	Annual	03/20/2024		2,277,400	15	308	323	0	(62)
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024		6,326,450	11	750	761	0	(181)
Pay	6-Month HUF-BBR	0.648	Annual	08/09/2024		1,638,000	0	(23)	(23)	0	(48)
Receive	6-Month HUF-BBR	1.000	Annual	09/18/2024		4,673,400	(182)	43	(139)	144	0
Pay	6-Month HUF-BBR	0.646	Annual	11/29/2024		456,600	0	(14)	(14)	0	(15)
Receive	6-Month HUF-BBR	1.415	Annual	02/21/2025		12,565,900	0	(894)	(894)	436	0
Receive	6-Month HUF-BBR	1.465	Annual	02/24/2025		6,283,100	0	(493)	(493)	219	0
Receive	6-Month HUF-BBR	1.520	Annual	02/24/2025		3,926,800	0	(341)	(341)	137	0
Receive	6-Month HUF-BBR	1.450	Annual	02/25/2025		2,764,500	0	(211)	(211)	96	0
Pay	6-Month HUF-BBR	0.990	Annual	03/06/2025		12,219,600	0	69	69	0	(424)
Pay	6-Month HUF-BBR	0.860	Annual	03/13/2025		7,174,900	0	(106)	(106)	0	(249)
Pay	6-Month HUF-BBR	1.005	Annual	03/16/2025		7,015,000	0	48	48	0	(245)
Receive	6-Month HUF-BBR	0.980	Annual	03/24/2025		16,027,500	(24)	(36)	(60)	563	0
Pay	6-Month HUF-BBR	0.640	Annual	03/30/2025		8,685,400	0	(398)	(398)	0	(304)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	12/18/2029	JPY	7,150,000	157	(32)	125	0	(92)
Receive	6-Month PLN-WIBOR	2.500	Annual	09/19/2023	PLN	136,800	101	(2,424)	(2,323)	0	(36)
Pay	6-Month PLN-WIBOR	2.500	Annual	12/19/2023		321,250	(217)	5,211	4,994	144	0
Receive	6-Month PLN-WIBOR	2.250	Annual	03/20/2024		69,000	(150)	(799)	(949)	0	(24)
Pay	6-Month PLN-WIBOR	2.000	Annual	06/19/2024		58,300	100	736	836	28	0
Receive	6-Month PLN-WIBOR	1.750	Annual	09/18/2024		108,700	31	(1,271)	(1,240)	0	(37)
Pay	6-Month PLN-WIBOR	1.636	Annual	11/29/2024		127,500	0	1,093	1,093	53	0
Receive	6-Month PLN-WIBOR	1.665	Annual	12/19/2024		263,800	616	(2,984)	(2,368)	0	(123)
Receive	6-Month PLN-WIBOR	1.933	Annual	01/17/2025		298,500	(152)	(3,477)	(3,629)	0	(140)
Pay	6-Month PLN-WIBOR	1.823	Annual	02/14/2025		344,400	0	3,714	3,714	136	0
Pay	6-Month PLN-WIBOR	1.540	Annual	03/02/2025		302,300	2	2,226	2,228	103	0
Pay	6-Month PLN-WIBOR	1.145	Annual	03/13/2025		33,900	0	92	92	10	0
Receive	6-Month PLN-WIBOR	0.830	Annual	03/30/2025		64,100	0	25	25	0	(18)
Pay	6-Month SGD-SOR	1.918	Semi-Annual	03/21/2023	SGD	60,900	(23)	1,388	1,365	134	0
Pay	6-Month SGD-SOR	2.223	Semi-Annual	12/19/2023		6,070	133	74	207	17	0
Pay	6-Month SGD-SOR	2.240	Semi-Annual	12/19/2023		29,100	0	1,009	1,009	84	0
Pay	6-Month SGD-SOR	1.450	Semi-Annual	12/18/2024		10,800	0	154	154	40	0
Receive	6-Month SGD-SOR	1.602	Semi-Annual	12/18/2024		42,500	0	(807)	(807)	0	(137)
Pay	6-Month SGD-SOR	1.210	Semi-Annual	03/18/2025		19,000	0	140	140	71	0
Pay	6-Month SGD-SOR	1.296	Semi-Annual	03/18/2025		70,000	0	723	723	261	0
Pay	6-Month SGD-SOR	1.423	Semi-Annual	03/18/2025		27,100	0	399	399	102	0

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month SGD-SOR	1.546%	Semi-Annual	03/18/2025	SGD	39,200	$0	$(743)	$(743)	$0	$(148)
Receive(1)	6-Month SGD-SOR	1.110	Semi-Annual	06/17/2025		19,300	0	(64)	(64)	0	(77)
Receive(1)	6-Month SGD-SOR	1.168	Semi-Annual	06/17/2025		33,100	0	(175)	(175)	0	(133)
Pay(1)	6-Month SGD-SOR	1.530	Semi-Annual	06/17/2025		21,400	0	379	379	87	0
Receive	28-Day MXN-TIIE	7.540	Lunar	12/08/2022	MXN	493,400	256	(1,161)	(905)	0	(90)
Pay	28-Day MXN-TIIE	8.520	Lunar	12/28/2023		152,100	12	532	544	40	0
Pay	28-Day MXN-TIIE	8.035	Lunar	02/22/2024		324,820	0	948	948	87	0
Pay	28-Day MXN-TIIE	6.570	Lunar	09/19/2024		589,100	0	308	308	170	0
Receive	28-Day MXN-TIIE	6.480	Lunar	10/22/2024		212,000	61	(132)	(71)	0	(61)
Pay	28-Day MXN-TIIE	6.710	Lunar	11/21/2024		9,100	5	1	6	3	0
Pay	28-Day MXN-TIIE	6.475	Lunar	01/23/2025		398,600	0	99	99	119	0
Receive	28-Day MXN-TIIE	6.440	Lunar	01/28/2025		1,137,700	994	(1,200)	(206)	0	(341)
Receive	28-Day MXN-TIIE	6.390	Lunar	02/20/2025		256,400	(220)	204	(16)	0	(78)
Receive	28-Day MXN-TIIE	6.880	Lunar	03/18/2025		66,200	0	(63)	(63)	0	(20)
Receive	28-Day MXN-TIIE	6.950	Lunar	03/20/2025		355,100	0	(383)	(383)	0	(110)

Total Swap Agreements							$7,171	$14,888	$22,059	$5,098	$(6,145)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$7,486	$5,098	$12,584	$0	$(6,710)	$(6,145)	$(12,855)

(e)	Securities with an aggregate market value of $5,440 and cash of $49,740 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2020		CZK	615,053	$		24,097	$0	$(648)
	04/2020	$		4,246		CZK	99,719	0	(234)
	04/2020			296		ILS	1,078	8	0
	04/2020			1,891		TRY	12,429	0	(18)
	04/2020		ZAR	26,793	$		1,790	293	0
	05/2020		EUR	3,401			3,695	9	(72)
	05/2020		JPY	23,100			211	0	(4)
	05/2020	$		982		AUD	1,497	0	(61)
	05/2020			7,655		EUR	6,810	19	(151)
	05/2020			2,569		JPY	268,200	0	(69)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2020		CLP	9,186,321	$		11,259	$507	$0
	06/2020		CZK	158,543			6,800	415	0
	06/2020		EUR	13,000			14,160	0	(215)
	06/2020		ILS	35,046			9,700	0	(228)
	06/2020		INR	535,390			7,400	430	0
	06/2020		JPY	537,500			4,895	0	(118)
	06/2020		KRW	17,695,359			14,922	367	0
	06/2020		PLN	28,291			7,248	412	0
	06/2020		THB	147,411			4,500	7	0
	06/2020	$		9,300		CZK	211,735	0	(773)
	06/2020			14,402		PHP	733,440	0	(199)
	06/2020			3,650		PLN	14,014	0	(264)
	06/2020			1,067		SGD	1,476	0	(27)
BPS	04/2020		HUF	1,613,992	$		5,309	374	0
	04/2020		IDR	248,114,984			16,900	1,659	0
	04/2020		ILS	17			4	0	0
	04/2020	$		749		MXN	18,691	37	0
	04/2020			115		TRY	724	0	(6)
	04/2020			893		ZAR	14,045	0	(108)
	05/2020		AUD	2,113	$		1,378	78	0
	05/2020		CAD	1,659			1,193	13	0
	05/2020		EUR	42			48	1	0
	05/2020		JPY	255,100			2,325	0	(53)
	05/2020	$		757		CAD	1,014	0	(36)
	05/2020			18,069		COP	75,473,634	435	0
	06/2020		AUD	17,200	$		11,379	797	0
	06/2020		CAD	42,700			31,849	1,487	0
	06/2020		CNH	97,973			13,900	97	0
	06/2020		GBP	27,000			34,731	1,152	0
	06/2020		IDR	101,266,579			7,212	1,076	0
	06/2020		ILS	74,688			21,090	0	(67)
	06/2020		JPY	5,687,500			51,223	0	(1,827)
	06/2020		KRW	14,108,159			11,900	301	0
	06/2020		MXN	150,848			7,000	705	0
	06/2020		NZD	25,500			16,512	1,307	0
	06/2020		PLN	27,965			7,162	404	0
	06/2020		THB	1,588,168			49,984	1,573	0
	06/2020		TRY	15,008			2,400	175	0
	06/2020	$		6,762		AUD	10,400	0	(364)
	06/2020			30,400		CAD	43,700	673	0
	06/2020			38,319		EUR	34,125	0	(584)
	06/2020			40,409		GBP	31,312	0	(1,467)
	06/2020			1,401		HKD	10,888	3	0
	06/2020			10,039		HUF	3,021,595	0	(785)
	06/2020			77,368		JPY	8,275,000	0	(183)
	06/2020			11,660		MXN	229,789	0	(2,081)
	06/2020			26,241		NOK	268,000	539	(995)
	06/2020			3,900		PHP	198,762	0	(48)
	06/2020			14,500		PLN	55,899	0	(992)
	06/2020			78,349		SEK	742,000	0	(3,232)
	06/2020			3,700		SGD	5,147	0	(75)
	06/2020			7,600		TWD	224,883	0	(85)
BRC	05/2020		CAD	1,107	$		808	21	0
	05/2020		EUR	34			38	0	0
	05/2020		GBP	284			371	18	0
	05/2020	$		938		CAD	1,321	1	0
CBK	04/2020		COP	75,912,832	$		22,219	3,557	0
	04/2020		EUR	11,573			12,687	0	(76)
	04/2020		HUF	7,058,882			21,385	39	(238)

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2020		ILS	988	$		270	$0	$(9)
	04/2020		MXN	24,331			1,035	12	0
	04/2020		PEN	26,795			7,958	155	0
	04/2020	$		9,994		CLP	8,663,786	135	0
	04/2020			3,032		CZK	72,632	5	(115)
	04/2020			669		HUF	208,924	1	(32)
	04/2020			18,055		MXN	410,507	0	(778)
	04/2020			16,403		PEN	55,377	0	(279)
	04/2020			106		TRY	654	0	(7)
	04/2020			436		ZAR	7,342	0	(26)
	05/2020		AUD	5,319	$		3,330	103	(46)
	05/2020		EUR	184			200	0	(3)
	05/2020		GBP	1,650			1,977	5	(80)
	05/2020		PEN	25,643			7,635	175	0
	05/2020	$		14,272		AUD	24,268	697	(39)
	05/2020			2,501		CAD	3,416	0	(72)
	05/2020			167		EUR	154	3	0
	05/2020			4,674		GBP	3,748	113	(127)
	05/2020			1,487		JPY	157,000	0	(24)
	06/2020		BRL	43,671	$		9,500	1,133	0
	06/2020		CLP	5,349,230			6,541	280	0
	06/2020		HUF	1,430,577			4,600	219	0
	06/2020		PEN	28,527			8,300	12	0
	06/2020		RUB	423,099			5,300	0	(62)
	06/2020		TWD	217,394			7,300	36	0
	06/2020	$		5,100		BRL	25,819	0	(153)
	06/2020			5,600		IDR	80,740,800	0	(702)
	06/2020			6,500		ILS	23,441	140	0
	06/2020			54,417		JPY	5,687,500	0	(1,367)
	06/2020			908		PLN	3,571	4	(49)
	08/2020		PEN	14,956	$		4,379	41	0
DUB	04/2020		BRL	102,797			19,774	0	(10)
	04/2020	$		20,038		BRL	102,797	0	(255)
	05/2020		BRL	102,797	$		20,013	272	0
FBF	06/2020	$		3,500		BRL	15,365	0	(556)
GLM	04/2020		MXN	20,963	$		956	74	0
	04/2020		MYR	48,531			10,940	0	(327)
	04/2020		RON	237,426			53,235	330	(1,199)
	04/2020	$		16,724		RON	72,664	0	(166)
	04/2020			681		ZAR	12,051	0	(7)
	04/2020		ZAR	9,451	$		543	15	0
	05/2020		AUD	1,723			1,037	0	(23)
	05/2020		CAD	1,277			886	0	(22)
	05/2020		EUR	2,402			2,603	0	(51)
	05/2020		GBP	44,773			52,141	0	(3,520)
	05/2020		JPY	34,300			309	0	(10)
	05/2020		SEK	398,000			38,290	0	(1,981)
	05/2020	$		1,548		AUD	2,575	36	0
	05/2020			1,255		CAD	1,807	30	0
	05/2020			17,947		GBP	14,168	122	(456)
	05/2020			2,337		JPY	247,900	0	(27)
	05/2020			7,822		NOK	90,000	837	0
	05/2020			3,277		PEN	11,603	96	0
	06/2020		BRL	61,033	$		13,400	1,706	0
	06/2020		CHF	44,375			45,454	0	(801)
	06/2020		CLP	16,759,118			20,937	1,323	0
	06/2020		CNH	237,544			33,420	73	(118)
	06/2020		COP	29,733,000			8,500	1,216	0
	06/2020		GBP	18,125			23,582	1,041	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2020		KRW	1,905,369	$		1,567	$0	$0
	06/2020		MYR	99,135			23,600	652	0
	06/2020		NOK	32,000			3,447	368	0
	06/2020		PLN	34,797			8,800	391	0
	06/2020		RUB	161,382			2,400	355	0
	06/2020		TWD	7,205			242	1	0
	06/2020	$		4,500		BRL	21,220	0	(434)
	06/2020			14,000		CNH	97,196	0	(307)
	06/2020			4,088		HUF	1,231,782	0	(316)
	06/2020			2,242		KZT	874,000	0	(360)
	06/2020			23,254		MYR	97,730	0	(632)
	06/2020			477		PLN	2,040	16	0
	06/2020			22,300		RON	96,587	0	(373)
	06/2020			910		SGD	1,300	6	0
HUS	04/2020		HUF	471,003	$		1,513	73	0
	04/2020	$		49		HUF	15,842	0	0
	04/2020			249		MXN	6,206	12	0
	05/2020		AUD	1,673	$		1,031	1	0
	05/2020		CAD	958			664	0	(17)
	05/2020		EUR	6,788			7,469	31	(61)
	05/2020		GBP	306			391	11	0
	05/2020		JPY	2,035,300			18,984	19	0
	05/2020	$		1,660		CAD	2,220	0	(82)
	05/2020			2,678		EUR	2,404	3	(25)
	05/2020			816		GBP	653	5	(9)
	05/2020			949		JPY	104,400	23	0
	06/2020		HKD	31,886	$		4,103	0	(9)
	06/2020		HUF	1,245,217			4,000	187	0
	06/2020		MXN	109,756			5,210	635	0
	06/2020		PEN	36,311			10,700	150	0
	06/2020		PLN	2,070			505	5	0
	06/2020	$		13,151		CNH	92,110	0	(176)
	06/2020			738		HKD	5,734	1	0
	06/2020			176		PLN	697	0	(8)
	06/2020			1,903		SGD	2,649	0	(37)
JPM	04/2020		HUF	3,284,645	$		10,766	722	0
	04/2020		TRY	1,839			284	7	0
	04/2020	$		155		CZK	3,809	0	(2)
	04/2020			377		HUF	117,766	0	(17)
	04/2020			114		ILS	411	2	0
	04/2020			883		TRY	5,710	0	(24)
	04/2020		ZAR	24,470	$		1,471	104	0
	05/2020		EUR	6,239			6,922	29	0
	05/2020		JPY	143,400			1,370	34	0
	05/2020		NOK	451,100			48,199	4,799	0
	05/2020	$		12,635		NZD	21,900	429	0
	06/2020		CAD	29,600	$		21,525	478	0
	06/2020		CHF	15,500			15,897	0	(260)
	06/2020		CLP	5,774,610			6,900	141	0
	06/2020		IDR	45,529,600			3,200	438	0
	06/2020		ILS	46,817			13,210	0	(52)
	06/2020		JPY	5,750,000			52,089	0	(1,544)
	06/2020		PLN	98,995			23,230	0	(693)
	06/2020		RON	23,319			5,200	0	(94)
	06/2020		SEK	84,000			8,270	0	(234)
	06/2020	$		4,059		AUD	6,800	125	0
	06/2020			56,367		CHF	53,625	0	(469)
	06/2020			9,900		CLP	8,254,125	0	(239)
	06/2020			16,400		CZK	375,248	0	(1,289)

30	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2020	$		5,229		GBP	4,437	$289	$0
	06/2020			17,273		HUF	5,163,569	0	(1,460)
	06/2020			6,200		KRW	7,583,840	35	0
	06/2020			8,793		NZD	15,100	213	0
	06/2020			21,501		PLN	82,982	17	(1,465)
	06/2020			748		SGD	1,039	0	(16)
MYI	04/2020		ILS	12	$		3	0	0
	04/2020	$		215		CZK	5,541	8	0
	04/2020			482		ZAR	7,928	0	(39)
	05/2020		AUD	1,790	$		1,060	0	(41)
	05/2020		SEK	466,620			49,069	1,855	0
	05/2020	$		5,984		EUR	5,451	38	0
	06/2020		INR	216,540	$		3,000	181	0
	06/2020		PLN	3,378			877	60	0
	06/2020	$		21,925		IDR	304,434,750	0	(3,490)
	06/2020			818		PLN	3,178	0	(50)
	06/2020			28,212		THB	880,001	0	(1,388)
RBC	05/2020		JPY	170,500	$		1,601	12	0
	05/2020	$		1,274		AUD	1,928	0	(87)
	06/2020		CHF	9,250	$		9,539	0	(103)
RYL	04/2020		MYR	43,530			9,760	0	(345)
	05/2020		AUD	42,839			28,032	1,676	0
	06/2020		COP	23,191,400			6,800	1,119	0
	06/2020		EUR	6,125			6,658	0	(115)
	06/2020		MXN	103,930			5,500	1,163	0
	06/2020		MYR	673			161	5	0
	06/2020		NOK	66,000			7,024	674	0
	06/2020		SEK	72,000			7,515	226	0
	06/2020		SGD	41,349			29,503	378	0
	06/2020	$		2,400		MXN	47,525	0	(417)
	06/2020			87		PLN	367	2	0
SCX	04/2020		CZK	32,738	$		1,403	86	0
	04/2020	$		369		TRY	2,423	0	(5)
	05/2020		EUR	11,573	$		12,714	0	(66)
	05/2020		NZD	46,912			29,416	1,433	0
	05/2020	$		215		GBP	165	0	(10)
	05/2020			138		RUB	10,876	0	0
	06/2020		CZK	291,739	$		12,600	852	0
	06/2020		EUR	9,375			10,284	0	(83)
	06/2020		PHP	360,897			7,038	50	0
	06/2020		PLN	4,359			1,119	66	0
	06/2020		THB	479,884			15,300	673	0
	06/2020		TWD	225,787			7,500	0	(45)
	06/2020	$		23,915		INR	1,740,149	0	(1,285)
	06/2020			12,978		SGD	18,157	0	(189)
SOG	04/2020			2,876		CZK	68,518	2	(122)
	04/2020			68		RUB	5,298	0	(1)
	05/2020			5,354		GBP	4,114	0	(240)
	05/2020			234		RUB	18,291	0	(1)
	06/2020			690		HKD	5,361	1	0
	06/2020			1,130		RUB	90,012	18	(8)
	06/2020			730		SGD	1,040	2	0
SSB	04/2020		BRL	102,797	$		23,462	3,679	0
	06/2020		NZD	17,800			11,196	581	0
TOR	05/2020	$		1,753		CAD	2,404	0	(44)
	05/2020			361		EUR	318	0	(10)
	06/2020		AUD	15,400	$		10,115	641	0
	06/2020		INR	1,000,638			13,800	772	0
	06/2020		MXN	343,006			17,600	3,286	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2020		NZD	18,500	$		11,657	$624	$0
	06/2020		SGD	17,026			12,300	309	0
UAG	04/2020	$		189		RUB	14,935	2	0
	05/2020		CAD	72,451	$		54,192	2,686	0
	05/2020		NZD	5			3	0	0
	05/2020	$		776		CAD	1,071	0	(14)
	06/2020			647		HKD	5,035	2	0
	06/2020			218		RUB	17,478	3	0

Total Forward Foreign Currency Contracts								$63,401	$(48,784)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC AUD versus USD	$	0.740	06/04/2020	35,000	$2	$6
	Call - OTC GBP versus USD		1.520	06/05/2020	31,000	4	11
	Call - OTC NZD versus USD		0.710	04/28/2020	44,000	3	2
	Put - OTC USD versus CAD	CAD	1.200	06/05/2020	30,000	3	4
	Put - OTC USD versus CHF	CHF	0.890	04/17/2020	45,000	4	27
	Put - OTC USD versus NOK	NOK	6.300	04/28/2020	18,000	2	0
	Put - OTC USD versus SEK	SEK	7.600	04/28/2020	28,000	3	0
GLM	Put - OTC USD versus NOK	NOK	7.650	06/05/2020	11,000	1	1
HUS	Call - OTC EUR versus USD	$	1.350	04/28/2020	6,100	1	0
	Call - OTC GBP versus USD		1.500	04/28/2020	6,600	1	0
	Call - OTC NZD versus USD		0.770	04/28/2020	27,000	2	0
	Put - OTC USD versus CAD	CAD	1.200	05/08/2020	20,000	2	1
	Put - OTC USD versus CAD		1.190	05/11/2020	49,000	5	3
	Call - OTC USD versus JPY	JPY	121.000	05/11/2020	46,000	4	9

Total Purchased Options						$37	$64

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	1.345%	Annual	11/23/2023	ILS	45,100	$0	$492	$492	$0
	Pay	3-Month ILS-TELBOR	0.335	Annual	11/29/2024		52,800	0	(101)	0	(101)
	Pay	3-Month ILS-TELBOR	0.403	Annual	01/31/2025		67,600	0	(101)	0	(101)
	Pay	3-Month ILS-TELBOR	0.330	Annual	02/14/2025		84,900	0	(218)	0	(218)
	Pay	3-Month KRW-KORIBOR	2.100	Quarterly	09/19/2023	KRW	15,888,200	70	436	506	0
	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024		29,618,300	352	348	700	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024		13,159,600	(169)	(245)	0	(414)

32	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2020

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	3-Month KRW-KORIBOR	1.288%	Quarterly	12/18/2024	KRW	15,566,200	$0	$(157)	$0	$(157)
	Receive	3-Month KRW-KORIBOR	1.425	Quarterly	01/28/2025		56,782,600	0	(871)	0	(871)
	Pay	3-Month KRW-KORIBOR	1.315	Quarterly	03/18/2025		78,901,900	0	920	920	0
	Receive	3-Month KRW-KORIBOR	1.372	Quarterly	03/18/2025		16,252,700	0	(228)	0	(228)
BPS	Pay	3-Month CNY-CNREPOFIX(2)	2.500	Quarterly	06/17/2025	CNY	111,400	0	170	170	0
	Receive	3-Month ILS-TELBOR	1.480	Annual	11/30/2023	ILS	46,000	0	(571)	0	(571)
	Pay	3-Month ILS-TELBOR	0.480	Annual	08/09/2024		18,700	0	16	16	0
	Receive	3-Month ILS-TELBOR	0.410	Annual	10/18/2024		32,700	0	21	21	0
	Receive	3-Month ILS-TELBOR	0.200	Annual	03/06/2025		55,100	0	247	247	0
	Pay	3-Month ILS-TELBOR	0.375	Annual	03/13/2025		57,300	0	(119)	0	(119)
	Receive	3-Month ILS-TELBOR	0.710	Annual	03/25/2025		92,900	0	(232)	0	(232)
	Pay	3-Month KRW-KORIBOR	2.178	Quarterly	09/19/2023	KRW	11,882,600	0	406	406	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024		27,844,000	(361)	(516)	0	(877)
	Receive	3-Month KRW-KORIBOR	1.213	Quarterly	12/18/2024		36,023,000	0	(257)	0	(257)
	Pay	3-Month KRW-KORIBOR	1.330	Quarterly	03/18/2025		17,246,200	0	212	212	0
	Pay	3-Month KRW- KORIBOR(2)	0.975	Quarterly	06/17/2025		24,270,400	0	(64)	0	(64)
CBK	Pay	3-Month ILS-TELBOR	0.850	Annual	03/21/2023	ILS	50,200	0	218	218	0
	Receive	3-Month ILS-TELBOR	1.373	Annual	09/07/2023		40,976	0	(481)	0	(481)
	Pay	3-Month ILS-TELBOR	1.202	Annual	09/19/2023		38,700	0	379	379	0
	Receive	3-Month ILS-TELBOR	0.413	Annual	11/08/2024		46,700	0	34	34	0
	Pay	3-Month KRW-KORIBOR	1.328	Quarterly	03/18/2025	KRW	17,881,000	0	218	218	0
	Pay	6-Month THB-THBFIX	0.970	Semi-Annual	03/18/2025	THB	858,500	0	(73)	0	(73)
GLM	Receive	3-Month ILS-TELBOR	0.960	Annual	03/21/2023	ILS	107,200	0	(564)	0	(564)
	Receive	3-Month ILS-TELBOR	1.053	Annual	06/20/2023		7,370	0	(63)	0	(63)
	Pay	3-Month ILS-TELBOR	0.967	Annual	06/19/2024		26,500	0	216	216	0
	Receive	3-Month ILS-TELBOR	0.393	Annual	01/02/2025		46,100	0	66	66	0
	Receive	3-Month ILS-TELBOR	0.650	Annual	03/26/2025		92,900	0	(154)	0	(154)
	Receive	3-Month ILS-TELBOR	0.635	Annual	03/27/2025		116,000	0	(167)	0	(167)
HUS	Pay	1-Day INR-MIBOR Compounded-OIS	5.195	Semi-Annual	03/18/2025	INR	2,099,000	0	653	653	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month ILS-TELBOR	0.805%	Annual	03/21/2023	ILS	7,000	$0	$28	$28	$0
	Pay	3-Month ILS-TELBOR	0.853	Annual	03/21/2023		46,600	0	203	203	0
	Receive	3-Month ILS-TELBOR	1.035	Annual	03/25/2024		43,500	12	(304)	0	(292)
	Pay	3-Month ILS-TELBOR	0.350	Annual	09/18/2024		28,400	0	(32)	0	(32)
	Pay	3-Month KRW-KORIBOR	2.100	Quarterly	09/19/2023	KRW	28,592,600	0	911	911	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024		16,062,000	(130)	(376)	0	(506)
	Receive	3-Month KRW-KORIBOR	1.245	Quarterly	12/18/2024		8,311,400	0	(70)	0	(70)
JPM	Pay	3-Month CNY-CNREPOFIX	2.638	Quarterly	03/18/2025	CNY	568,900	0	1,552	1,552	0
	Pay	3-Month CNY-CNREPOFIX	2.525	Quarterly	03/20/2025		132,300	0	259	259	0
	Pay	3-Month ILS-TELBOR	1.280	Annual	01/11/2024	ILS	184,220	0	1,810	1,810	0
	Pay	3-Month KRW-KORIBOR	1.119	Quarterly	03/18/2025	KRW	42,426,700	0	146	146	0
	Pay	3-Month KRW-KORIBOR	1.240	Quarterly	03/18/2025		13,601,700	0	116	116	0
	Pay	3-Month KRW-KORIBOR	1.200	Quarterly	03/20/2025		28,741,800	0	197	197	0
SCX	Receive	3-Month CNY-CNREPOFIX	2.430	Quarterly	03/06/2025	CNY	101,500	0	(135)	0	(135)
	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024	KRW	40,658,800	390	571	961	0
	Pay	3-Month KRW-KORIBOR	1.160	Quarterly	10/11/2024		19,701,700	0	81	81	0
	Receive	3-Month KRW-KORIBOR	0.990	Quarterly	03/06/2025		20,616,600	0	57	57	0
	Receive	3-Month KRW-KORIBOR	0.965	Quarterly	03/27/2025		47,240,900	0	148	148	0
	Pay	3-Month MYR-KLIBOR	2.915	Quarterly	03/18/2025	MYR	111,300	0	583	583	0
	Receive	6-Month THB-THBFIX(2)	1.018	Semi-Annual	06/17/2025	THB	384,500	0	11	11	0

Total Swap Agreements								$164	$5,626	$12,537	$(6,747)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$2,467	$50	$2,618	$5,135	$(3,081)	$0	$(2,090)	$(5,171)	$(36)	$20	$(16)
BPS	12,886	0	1,072	13,958	(12,988)	0	(2,120)	(15,108)	(1,150)	2,977	1,827
BRC	40	0	0	40	0	0	0	0	40	(20)	20
CBK	6,865	0	849	7,714	(4,284)	0	(554)	(4,838)	2,876	(1,187)	1,689

34	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2020

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
DUB	$272	$0	$0	$272	$(265)	$0	$0	$(265)	$7	$(30)	$(23)
FBF	0	0	0	0	(556)	0	0	(556)	(556)	531	(25)
GLM	8,688	1	282	8,971	(11,130)	0	(948)	(12,078)	(3,107)	2,581	(526)
HUS	1,156	13	1,795	2,964	(424)	0	(900)	(1,324)	1,640	(1,680)	(40)
JPM	7,862	0	4,080	11,942	(7,858)	0	0	(7,858)	4,084	(5,480)	(1,396)
MYI	2,142	0	0	2,142	(5,008)	0	0	(5,008)	(2,866)	2,253	(613)
RBC	12	0	0	12	(190)	0	0	(190)	(178)	2,510	2,332
RYL	5,243	0	0	5,243	(877)	0	0	(877)	4,366	(6,150)	(1,784)
SCX	3,160	0	1,841	5,001	(1,683)	0	(135)	(1,818)	3,183	(2,670)	513
SOG	23	0	0	23	(372)	0	0	(372)	(349)	219	(130)
SSB	4,260	0	0	4,260	0	0	0	0	4,260	(4,120)	140
TOR	5,632	0	0	5,632	(54)	0	0	(54)	5,578	(5,910)	(332)
UAG	2,693	0	0	2,693	(14)	0	0	(14)	2,679	(2,920)	(241)

Total Over the Counter	$63,401	$64	$12,537	$76,002	$(48,784)	$0	$(6,747)	$(55,531)

(g)

Securities with an aggregate market value of $11,090 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8,Master Netting Arrangements,, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$6,025	$0	$831	$0	$630	$7,486
Swap Agreements	0	0	0	0	5,098	5,098

	$6,025	$0	$831	$0	$5,728	$12,584

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$63,401	$0	$63,401
Purchased Options	0	0	0	64	0	64
Swap Agreements	0	0	0	0	12,537	12,537

	$0	$0	$0	$63,465	$12,537	$76,002

	$6,025	$0	$831	$63,465	$18,265	$88,586

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$2,396	$0	$3,989	$0	$325	$6,710
Swap Agreements	0	0	0	0	6,145	6,145

	$2,396	$0	$3,989	$0	$6,470	$12,855

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$48,784	$0	$48,784
Swap Agreements	0	0	0	0	6,747	6,747

	$0	$0	$0	$48,784	$6,747	$55,531

	$2,396	$0	$3,989	$48,784	$13,217	$68,386

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$6,383	$0	$10,015	$0	$12,600	$28,998
Swap Agreements	0	0	0	0	19,399	19,399

	$6,383	$0	$10,015	$0	$31,999	$48,397

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,673)	$0	$(15,673)
Purchased Options	0	0	0	(188)	0	(188)
Swap Agreements	0	0	0	0	558	558

	$0	$0	$0	$(15,861)	$558	$(15,303)

	$6,383	$0	$10,015	$(15,861)	$32,557	$33,094

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$19,051	$0	$(6,558)	$0	$(3,856)	$8,637
Swap Agreements	0	0	0	0	(4,175)	(4,175)

	$19,051	$0	$(6,558)	$0	$(8,031)	$4,462

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,557	$0	$15,557
Purchased Options	0	0	0	37	0	37
Swap Agreements	0	0	0	0	4,119	4,119

	$0	$0	$0	$15,594	$4,119	$19,713

	$19,051	$0	$(6,558)	$15,594	$(3,912)	$24,175

36	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$50,248	$0	$50,248
Industrials	0	42,585	0	42,585
Utilities	0	6,471	0	6,471
U.S. Government Agencies	0	24,534	0	24,534
Non-Agency Mortgage-Backed Securities	0	1,241	0	1,241
Asset-Backed Securities	0	9,770	0	9,770
Sovereign Issues	0	26,988	0	26,988
Commodities	0	34,213	0	34,213
Short-Term Instruments
Certificates of Deposit	0	2,993	0	2,993
Repurchase Agreements	0	383,075	0	383,075
U.S. Treasury Bills	0	21,226	0	21,226

	$0	$603,344	$0	$603,344

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$233,462	$0	$0	$233,462

Total Investments	$233,462	$603,344	$0	$836,806

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7,486	5,098	0	12,584
Over the counter	0	76,002	0	76,002

	$7,486	$81,100	$0	$88,586

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6,710)	(6,145)	0	(12,855)
Over the counter	0	(55,531)	0	(55,531)

	$(6,710)	$(61,676)	$0	$(68,386)

Total Financial Derivative Instruments	$776	$19,424	$0	$20,200

Totals	$234,238	$622,768	$0	$857,006

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3 and Class A shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the

38	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2020

exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist

ANNUAL REPORT	MARCH 31, 2020	39

Notes to Financial Statements (Cont.)

between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

40	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2020

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

ANNUAL REPORT	MARCH 31, 2020	41

Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the

42	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2020

Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and

ANNUAL REPORT	MARCH 31, 2020	43

Notes to Financial Statements (Cont.)

dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices,

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bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$61,847	$21,022	$0	$0	$(2,004)	$80,865	$2,122	$0

ANNUAL REPORT	MARCH 31, 2020	45

Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$80,585	$383,751	$(310,600)	$(162)	$(977)	$152,597	$2,151	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

ANNUAL REPORT	MARCH 31, 2020	47

Notes to Financial Statements (Cont.)

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2020	49

Notes to Financial Statements (Cont.)

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes

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in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties

ANNUAL REPORT	MARCH 31, 2020	51

Notes to Financial Statements (Cont.)

to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks.

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High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

ANNUAL REPORT	MARCH 31, 2020	53

Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is ”qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic

ANNUAL REPORT	MARCH 31, 2020	55

Notes to Financial Statements (Cont.)

disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a

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counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2020	57

Notes to Financial Statements (Cont.)

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

1.15%(1)	0.25%	0.35%	0.45%(2)	0.40%	0.40%~

~	This share class was liquidated during the reporting period.
(1)

PIMCO has contractually agreed, effective July 31, 2019 through July 31, 2020, to waive its Investment Advisory Fee by 0.10% of the average daily net assets of the Fund. Prior to July 31, 2019, PIMCO contractually agreed to reduce its Investment Advisory Fee by 0.15% of the average daily net assets of the Fund.

58	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

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(2)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C~	0.75%	0.25%

~	This share class was liquidated during the reporting period.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	MARCH 31, 2020	59

Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its Investment Advisory Fee for the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2020, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$894	$832	$666	$2,392

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations

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as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2020, the amount was $1,150,919. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$46,406	$6,550

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	MARCH 31, 2020	61

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$6,515	$3,947	$22,858	$79,791

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2020				Year Ended 03/31/2019

	Shares		Amount		Shares		Amount

Receipts for shares sold

Institutional Class	28,722		$291,764		31,116		$293,902

I-2	3,020		32,170		400		3,802

I-3	473		4,846		846	(a)	8,209	(a)

Class A	3,337		33,812		2,119		20,529

Class C	67	(b)	650	(b)	68		641

Issued as reinvestment of distributions

Institutional Class	1,143		11,311		301		2,903

I-2	12		121		2		17

I-3	17		173		2	(a)	21	(a)

Class A	88		863		17		159

Class C	3	(b)	27	(b)	0		1

Cost of shares redeemed

Institutional Class	(21,776)		(221,710)		(18,318)		(173,140)

I-2	(788)		(8,193)		(335)		(3,151)

I-3	(492)		(5,137)		(47	)(a)	(450	)(a)

Class A	(3,713)		(36,840)		(2,871)		(27,050)

Class C	(223	)(b)	(2,115	)(b)	(183)		(1,674)

Net increase (decrease) resulting from Fund share transactions	9,890		$101,742		13,117		$124,719

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Class C Shares liquidated at the close of business on February 7, 2020.

As of March 31, 2020, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 26% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment advisor and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on September 6, 2013, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect

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certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on September 20, 2013, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 37.2% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

ANNUAL REPORT	MARCH 31, 2020	63

Notes to Financial Statements (Cont.)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

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As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO TRENDS Managed Futures Strategy Fund	$32,613	$2,916	$22,356	$(1)	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO TRENDS Managed Futures Strategy Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO TRENDS Managed Futures Strategy Fund	$878,071	$131,322	$(108,997)	$22,325

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, and realized and unrealized gain (loss) on swap contracts.

ANNUAL REPORT	MARCH 31, 2020	65

Notes to Financial Statements (Cont.)

March 31, 2020

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO TRENDS Managed Futures Strategy Fund	$12,501	$0	$0	$3,101	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

66	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO TRENDS Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO TRENDS Managed Futures Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related consolidated statement of operations for the year ended March 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	67

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	J.P. Morgan Securities LLC
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RYL	NatWest Markets Plc
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FBF	Credit Suisse International	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	KZT	Kazakhstani Tenge
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
HKD	Hong Kong Dollar	SGD	Singapore Dollar
HUF	Hungarian Forint	THB	Thai Baht
IDR	Indonesian Rupiah	TRY	Turkish New Lira
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

Exchange Abbreviations:
BIST	Borsa Instanbul Exchange	ICE	IntercontinentalExchange®
FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BRENT	Brent Crude	S&P 500	Standard & Poor’s 500 Index
CAC	Cotation Assistée en Continu	SOFRRATE	Secured Overnight Financing Rate
CNREPOFIX	China Fixing Repo Rates 7-Day	SPI 200	Australian Equity Futures Index
FTSE/JSE	South African Performance Index	ULSD	Ultra-Low Sulfur Diesel
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	US0003M	3 Month USD Swap Rate
IBR	Indicador Bancario de Referencia	VSTOXX	Euro Stoxx 50 Volatility Index

Other Abbreviations:
BBR	Bank Bill Rate	NCUA	National Credit Union Administration
BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor
CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
CHILIBOR	Chile Interbank Offered Rate	oz.	Ounce
DAC	Designated Activity Company	PRIBOR	Prague Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
HIBOR	Hong Kong Interbank Offered Rate	SOR	Swap Offer Rate
JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
KLIBOR	Kuala Lumpur Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KORIBOR	Korea Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WIBOR	Warsaw Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate	WTI	West Texas Intermediate

68	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO TRENDS Managed Futures Strategy Fund	0%	0%	$12,501	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	69

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

70	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	71

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

72	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2020	73

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

74	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

ANNUAL REPORT	MARCH 31, 2020	75

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3017AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

Private Account Portfolio Series

PIMCO ABS and Short-Term Investments Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Municipal Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government and Short-Term Investments Portfolio

PIMCO International Portfolio

PIMCO Short Asset Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2

Important Information About the Portfolios		4

Expense Examples		23

Benchmark Descriptions		24

Financial Highlights		26

Statements of Assets and Liabilities		30

Consolidated Statements of Assets and Liabilities		32

Statements of Operations		33

Consolidated Statements of Operations		36

Statements of Changes in Net Assets		37

Consolidated Statements of Changes in Net Assets		41

Statements of Cash Flows		42

Notes to Financial Statements		186

Report of Independent Registered Public Accounting Firm		213

Glossary		214

Federal Income Tax Information		215

Management of the Trust		216

Privacy Policy		219

Liquidity Risk Management Program		220

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO ABS and Short-Term Investments Portfolio	7	43

PIMCO EM Bond and Short-Term Investments Portfolio	8	53

PIMCO High Yield and Short-Term Investments Portfolio	9	61

PIMCO Investment Grade Credit Bond Portfolio	10	71

PIMCO Long Duration Credit Bond Portfolio	11	84

PIMCO Low Duration Portfolio	12	108

PIMCO Moderate Duration Portfolio	13	115

PIMCO Mortgage and Short-Term Investments Portfolio	14	123

PIMCO Municipal Portfolio	15	135

PIMCO Real Return Portfolio	16	138

PIMCO Short-Term Portfolio	17	142

PIMCO Short-Term Floating NAV Portfolio II	18	150

PIMCO U.S. Government and Short-Term Investments Portfolio	19	155

PIMCO International Portfolio(1)	20	160

PIMCO Short Asset Portfolio(1)	21	168

PIMCO Short-Term Floating NAV Portfolio III(1)	22	179

(1) Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the Annual Report for the PIMCO Private Account Portfolio Series (the “Portfolios”), which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions…. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned

2	PRIVATE ACCOUNT PORTFOLIO SERIES

8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	3

Important Information About the Portfolios

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio, and PIMCO Short-Term Floating NAV Portfolio III (each a “Portfolio” and collectively, the “Portfolios”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolios may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s Offering Memorandum and in the Principal Risks in the Notes to the Financial Statements.

Classifications of Portfolio portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Portfolio’s compliance calculations, including those used in a Portfolio’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Portfolios are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which

4	PRIVATE ACCOUNT PORTFOLIO SERIES

regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Portfolios or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests are not known and could result in losses to the Portfolios.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

A Portfolio may invest significantly in securities that are economically tied to Argentina and thus may be subject to various risks, such as political, economic, legal, market, and currency risks. Currently, investments in Argentina are particularly subject to effects from the country’s high inflation, economic instability, and political unrest.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that any Portfolio, including any Portfolio that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) a Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolios may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Portfolio along with each Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO ABS and Short-Term Investments Portfolio	10/31/00	Diversified
PIMCO EM Bond and Short-Term Investments Portfolio	04/03/98	Non-diversified
PIMCO High Yield and Short-Term Investments Portfolio	12/08/00	Diversified
PIMCO Investment Grade Credit Bond Portfolio	01/26/00	Diversified
PIMCO Long Duration Credit Bond Portfolio	12/22/08	Diversified
PIMCO Low Duration Portfolio	05/31/12	Diversified
PIMCO Moderate Duration Portfolio	07/31/12	Diversified
PIMCO Mortgage and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO Municipal Portfolio	08/21/00	Diversified
PIMCO Real Return Portfolio	04/28/00	Diversified
PIMCO Short-Term Portfolio	04/20/00	Diversified
PIMCO Short-Term Floating NAV Portfolio II	06/09/09	Diversified
PIMCO U.S. Government and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO International Portfolio	12/13/89	Non-diversified
PIMCO Short Asset Portfolio	05/01/17	Diversified
PIMCO Short-Term Floating NAV Portfolio III	03/12/12	Diversified

An investment in a Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Portfolios (Cont.)

investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

Daily updates on the net asset value of a Portfolio may be obtained by calling (888) 87-PIMCO.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO ABS and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	39.3%

Asset-Backed Securities	33.1%

Non-Agency Mortgage-Backed Securities	19.2%

Short-Term Instruments‡	7.5%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (10/31/00)
PIMCO ABS and Short-Term Investments Portfolio	(1.72)%	3.02%	6.71%	6.62%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	1.51%
Bloomberg Barclays Asset-Backed Securities Index	2.79%	1.99%	2.47%	3.76%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO ABS and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities and short-term investments, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to asset-backed securities contributed to performance, as the asset class underperformed like-duration treasuries.

»	Exposure to residential mortgage-backed securities (“MBS”) detracted from performance, as the asset class underperformed like-duration treasuries.

»	Exposure to commercial MBS detracted from performance, as the asset class underperformed like-duration treasuries.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. interest rates decreased during the period.

»	Exposure to structured Agency MBS detracted from performance, as the sector underperformed like-duration treasuries.

ANNUAL REPORT	MARCH 31, 2020	7

PIMCO EM Bond and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of March 31, 2020†§

Short-Term Instruments‡	31.4%

Qatar	10.8%

Indonesia	8.8%

Mexico	7.4%

Brazil	5.8%

Cayman Islands	4.7%

Luxembourg	4.3%

Guatemala	3.1%

United States	3.1%

India	2.9%

Ukraine	2.5%

Dominican Republic	2.1%

Kazakhstan	1.9%

Saudi Arabia	1.7%

Chile	1.6%

South Africa	1.3%

Egypt	1.3%

Supranational	1.1%

China	1.0%

Other	3.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
PIMCO EM Bond and Short-Term Investments Portfolio	(5.15)%	2.69%	4.31%	7.39%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	1.94%♦
Custom JPM ELMI+ Benchmark	(5.59)%	0.51%	(0.43)%	4.44%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO EM Bond and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries and short term investments, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to Qatari sovereign and quasi sovereign external debt contributed to absolute performance as the debt posted positive returns.

»	Long exposure to Chinese quasi sovereign external debt contributed to absolute performance as the debt posted positive returns.

»	Long exposure to the Brazilian real detracted from absolute performance as the currency depreciated relative to the U.S. dollar.

»	Short exposure to the Chinese renminbi detracted from absolute performance as the currency appreciated relative to the U.S. dollar.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO High Yield and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	70.1%

Short-Term Instruments‡	19.0%

Loan Participations and Assignments	5.7%

Real Estate Investment Trusts	1.5%

Other	3.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (12/08/00)
PIMCO High Yield and Short-Term Investments Portfolio	(4.06)%	6.17%	7.72%	7.51%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	1.49%♦
ICE BofAML U.S. High Yield, BB-B Rated Index	(5.50)%	2.91%	5.63%	6.54%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO High Yield and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Assets not invested in high yield securities or non-investment grade short-term investments may be invested in investment grade Fixed Income Instruments, including investment grade short-term investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the energy sector contributed to performance, as the energy sector underperformed the broader market.

»	Security selection in the energy sector contributed to performance, as the Portfolio’s energy positions outperformed the broader sector.

»	Overweight exposure to finance & insurance contributed to performance, as the finance & insurance sector outperformed the broader market.

»	Security selection in the healthcare sector detracted from performance, as the Portfolio’s healthcare positions underperformed the broader sector.

»	Security selection in the finance & insurance sector detracted from performance, as the Portfolio’s finance & insurance positions underperformed the broader sector.

»	Security selection in the chemicals sector detracted from performance, as the Portfolio’s chemicals positions underperformed the broader sector.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Investment Grade Credit Bond Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

Banking & Finance	43.7%

Industrials	27.9%

U.S. Government Agencies	8.5%

Utilities	5.9%

Short-Term Instruments‡	5.4%

U.S. Treasury Obligations	3.3%

Preferred Securities	2.6%

Other	2.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (01/26/00)
PIMCO Investment Grade Credit Bond Portfolio	(0.76)%	2.78%	4.95%	6.87%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	1.67%♦
Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	4.40%	3.28%	5.01%	5.89%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade fixed income securities of varying maturities, which may be represented by options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the gaming sector detracted from performance, as the gaming sector underperformed the broader investment grade market.

»	Overweight exposure to the real estate investment trust sector detracted from performance, as the real estate investment trust sector underperformed the broader investment grade market.

»	Underweight exposure to the utilities sector contributed to performance, as the utilities sector underperformed the broader investment grade market.

»	Overweight exposure to the healthcare sector contributed to performance, as the healthcare sector outperformed the broader investment grade market.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Long Duration Credit Bond Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	61.0%

U.S. Treasury Obligations	20.9%

U.S. Government Agencies	8.5%

Municipal Bonds & Notes	2.7%

Sovereign Issues	2.4%

Preferred Securities	2.3%

Loan Participations and Assignments	1.1%

Short-Term Instruments‡	0.4%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (12/22/08)
PIMCO Long Duration Credit Bond Portfolio	11.07%	6.01%	8.76%	8.71%
Bloomberg Barclays U.S. Long Credit Index	9.05%	4.67%	7.26%	8.14%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Long Duration Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to real estate investment trusts detracted from performance, as the real estate investment trust sector underperformed the broader index.

»	Overweight exposure to the gaming sector detracted from performance, as the gaming sector underperformed the broader long credit market.

»	Overweight exposure to the pipelines sector detracted from performance as the pipelines sector underperformed the broader long credit market.

»	Underweight exposure to the energy sector contributed to performance as the energy sector underperformed the broader long credit index.

»	Underweight exposure to the metals & mining sector contributed to performance as the metals & mining sector underperformed the broader long credit market.

»	Underweight exposure to the media sector contributed to performance as the media sector outperformed the broader long credit market.

ANNUAL REPORT	MARCH 31, 2020	11

PIMCO Low Duration Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	30.1%

Corporate Bonds & Notes	25.8%

U.S. Treasury Obligations	19.0%

Non-Agency Mortgage-Backed Securities	8.6%

Asset-Backed Securities	7.9%

Short-Term Instruments	5.3%

Sovereign Issues	1.7%

Municipal Bonds & Notes	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Portfolio Inception (05/31/12)
PIMCO Low Duration Portfolio	3.23%	1.85%	1.35%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	4.53%	1.90%	1.56%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in Agency mortgage-backed securities, particularly due to the associated carry, contributed to relative performance, as total returns for these securities were positive.

»	Underweight exposure to U.S. duration detracted from performance, as rates rallied.

»	Select holdings of securitized credit detracted from performance, as securitized spreads widened.

»	Holdings of investment grade corporate credit detracted from performance, as spreads widened.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Moderate Duration Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	46.0%

Corporate Bonds & Notes	22.6%

U.S. Treasury Obligations	9.5%

Short-Term Instruments	8.9%

Non-Agency Mortgage-Backed Securities	5.9%

Asset-Backed Securities	3.9%

Municipal Bonds & Notes	2.2%

Sovereign Issues	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Portfolio Inception (07/31/12)
PIMCO Moderate Duration Portfolio	6.12%	2.95%	2.32%
Bloomberg Barclays Intermediate Aggregate Bond Index	6.88%	2.82%	2.49%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Void holdings of sovereign emerging markets external debt, particularly in the first quarter of 2020, contributed to relative performance, as spreads widened.

»	Avoidance of select fallen angels holdings represented in the benchmark index in March, 2020 contributed to relative performance, as spreads widened.

»

Tactical U.S. duration positioning, particularly overweight exposure to duration in the fourth quarter of 2019, as U.S. yields increased and underweight exposure in the second quarter of 2019 as U.S. yields decreased, detracted from performance.

»	Selection within Agency mortgage-backed securities, in addition to overweight exposure to the sector in the first half of the reporting period, detracted from relative performance as spreads widened.

»	Positions in commercial mortgage-backed securities, particularly in the first quarter of 2020, detracted from relative performance as spreads widened.

»	Overweight exposure to investment-grade corporate spread duration, particularly during the first quarter of 2020, detracted from relative performance as spreads widened.

ANNUAL REPORT	MARCH 31, 2020	13

PIMCO Mortgage and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	87.0%

Asset-Backed Securities	5.4%

Short-Term Instruments‡	3.9%

Non-Agency Mortgage-Backed Securities	3.6%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO Mortgage and Short-Term Investments Portfolio	9.58%	4.68%	4.73%	6.12%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	1.67%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	7.03%	2.94%	3.30%	4.96%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Mortgage and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities and short-term investments, which may be represented by options, futures contracts, swap agreements or asset-backed securities. Assets not invested in mortgage-related securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to Agency mortgage-backed securities (“MBS”) in the first quarter of 2020 contributed to performance during the reporting period, as spreads tightened for the majority of the first quarter.

»	Overweight exposure to U.S. duration contributed to performance, as U.S. interest rates decreased during the period.

»	Exposure to non-Agency residential MBS detracted from performance, as the sector underperformed like duration treasuries.

»	Exposure to collateralized loan obligations detracted from performance, as the asset class underperformed like duration treasuries.

»	Exposure to structured Agency MBS detracted from performance, as the sector underperformed like duration treasuries.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Municipal Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	14.3%

College & University Revenue	10.5%

Water Revenue	9.1%

Highway Revenue Tolls	8.3%

Ad Valorem Property Tax	7.7%

Income Tax Revenue	7.3%

Tobacco Settlement Funded	6.0%

Natural Gas Revenue	4.3%

Port, Airport & Marina Revenue	4.2%

General Fund	3.8%

Lease Revenue	3.8%

Miscellaneous Revenue	2.9%

Appropriations	2.0%

Local or Guaranteed Housing	1.9%

Hotel Occupancy Tax	1.9%

Fuel Sales Tax Revenue	1.9%

Lease (Appropriation)	1.4%

Sales Tax Revenue	1.1%

Sewer Revenue	1.0%

Other	3.4%

Short-Term Instruments‡	1.9%

Corporate Bonds & Notes	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (08/21/00)
PIMCO Municipal Portfolio	5.62%	4.02%	5.76%	4.58%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	1.55%♦
Bloomberg Barclays Long Municipal Bond Index	4.91%	4.19%	5.53%	5.59%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Municipal Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the revenue segment contributed to performance, as the sector underperformed the general muni market.

»	Overweight exposure to the education sector contributed to performance, as the education sector outperformed the general municipal market.

»	Overweight exposure to the special tax sector contributed to performance, as the special tax sector outperformed the general municipal market.

»	Underweight duration positioning detracted from performance, as municipal yields decreased over the period.

»	Underweight exposure to the housing sector detracted from performance, as the housing sector outperformed the general municipal market.

»	Underweight exposure to the water & sewer sector detracted from performance, as the water & sewer sector outperformed the general municipal market.

ANNUAL REPORT	MARCH 31, 2020	15

PIMCO Real Return Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	97.3%

Short-Term Instruments‡	2.6%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (04/28/00)
PIMCO Real Return Portfolio	10.80%	4.58%	4.51%	6.18%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	1.62%♦
Bloomberg Barclays U.S. TIPS Index	6.85%	2.67%	3.48%	5.32%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Exposure to U.S. Treasury Inflation-Protected Securities ("TIPS") contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns over the reporting period.

»	The Portfolio’s construction, which is structurally overweight U.S. TIPS, contributed to relative performance, as U.S. TIPS posted positive returns.

»	Overweight exposure to U.S. real duration during the majority of the reporting period contributed to relative performance, as U.S. real yields moved lower.

»	Tactical exposure to U.S. breakeven inflation ("BEI") spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	39.0%

Asset-Backed Securities	28.5%

Non-Agency Mortgage-Backed Securities	16.8%

Short-Term Instruments‡	14.7%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (04/20/00)
PIMCO Short-Term Portfolio	(0.71)%	2.49%	4.05%	3.84%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	1.62%♦
3 Month USD LIBOR	2.27%	1.45%	0.89%	2.05%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to performance, as rates rallied.

»	Select holdings of securitized credit detracted from performance, as securitized spreads widened.

»	Holdings of investment grade corporate credit detracted from performance, as spreads widened.

ANNUAL REPORT	MARCH 31, 2020	17

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

Repurchase Agreements	42.6%

Corporate Bonds & Notes	36.1%

Sovereign Issues	6.4%

Commercial Paper	6.0%

U.S. Treasury Bills	4.0%

U.S. Government Agencies	2.4%

Certificates of Deposit	2.1%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	1.64%	1.31%	0.78%	0.75%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	0.56%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2009

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies contributed to performance, as the Portfolio generated a higher carry versus its benchmark.

»	Holdings of investment grade corporate credit detracted from performance, as spreads widened.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO U.S. Government and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	89.6%

U.S. Government Agencies	6.6%

Non-Agency Mortgage-Backed Securities	2.9%

Short-Term Instruments‡	0.7%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO U.S. Government and Short-Term Investments Portfolio	34.23%	7.62%	6.34%	8.44%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	1.67%
Bloomberg Barclays Government Bond Index	13.08%	3.63%	3.72%	4.94%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO U.S. Government and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as mortgage-backed securities (“MBS” ) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies contributed overall as curve positioning at the intermediate portion of the curve contributed to performance, amid falling yields.

»	Out of benchmark exposure to non-Agency mortgage-backed securities detracted from performance, as the strategy underperformed like duration Treasuries.

ANNUAL REPORT	MARCH 31, 2020	19

PIMCO International Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of March 31, 2020†§

Short-Term Instruments‡	60.6%

Spain	21.7%

Denmark	12.6%

United States	3.9%

Canada	1.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Portfolio Inception (12/13/89)
PIMCO International Portfolio	(12.93)%	(8.24)%	0.13%	5.54%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.60%	2.80%♦
JPMorgan GBI Global ex-US Index Hedged in USD	6.29%	3.95%	4.51%	6.04%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to duration in core eurozone countries during the third and fourth quarters of 2019 contributed to relative performance, as core eurozone yields — as shown by the euro swaps curve — decreased over the reporting period.

»	Exposure to the British pound during the fourth quarter of 2019 and first quarter of 2020 contributed to relative performance, as the British pound appreciated relative to the U.S. dollar.

»

Exposure to select developed market currencies during the third quarter of 2019, particularly the Swiss franc, contributed to relative performance, as these currencies appreciated relative to the U.S. dollar.

»	Underweight exposure to duration in the U.K. detracted from relative performance, as U.K. yields decreased.

»	Underweight exposure to duration in Japan, particularly to the long end of the curve, detracted from relative performance, as Japanese yields of longer maturities decreased over the reporting period.

»	Underweight to duration in Australia detracted from relative performance as yields fell.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short Asset Portfolio

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	58.0%

U.S. Government Agencies	16.0%

Asset-Backed Securities	10.8%

Short-Term Instruments	6.0%

Non-Agency Mortgage-Backed Securities	3.9%

Sovereign Issues	2.8%

U.S. Treasury Obligations	2.4%

Municipal Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	Portfolio Inception (05/01/17)
PIMCO Short Asset Portfolio	0.24%	1.60%
FTSE 3-Month Treasury Bill Index	2.04%	1.77%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short Asset Portfolio seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	There were no significant factors that contributed to performance.

»	Holdings of investment grade corporate credit detracted from performance, as spreads widened.

»	Select holdings of securitized credit detracted from performance, as securitized spreads widened.

ANNUAL REPORT	MARCH 31, 2020	21

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2020†§

Repurchase Agreements	64.1%

Corporate Bonds & Notes	23.2%

U.S. Treasury Bills	4.3%

Sovereign Issues	3.8%

U.S. Government Agencies	1.7%

U.S. Treasury Obligations	1.3%

Other	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Portfolio Inception (03/12/12)
PIMCO Short-Term Floating NAV Portfolio III	1.52%	1.42%	1.02%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.72%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies contributed to performance, as the Portfolio generated a higher carry versus its benchmark.

»	Holdings of investment grade corporate credit detracted from performance, as spreads widened.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO ABS and Short-Term Investments Portfolio	$1,000.00	$960.60	$0.25	$1,000.00	$1,024.75	$0.25	0.05%
PIMCO EM Bond and Short-Term Investments Portfolio	1,000.00	928.50	0.68	1,000.00	1,024.30	0.71	0.14
PIMCO High Yield and Short-Term Investments Portfolio	1,000.00	937.30	1.31	1,000.00	1,023.65	1.37	0.27
PIMCO Investment Grade Credit Bond Portfolio	1,000.00	958.50	0.29	1,000.00	1,024.70	0.30	0.06
PIMCO Long Duration Credit Bond Portfolio	1,000.00	979.70	2.03	1,000.00	1,022.95	2.07	0.41
PIMCO Low Duration Portfolio	1,000.00	1,010.60	0.25	1,000.00	1,024.75	0.25	0.05
PIMCO Moderate Duration Portfolio	1,000.00	1,025.40	0.25	1,000.00	1,024.75	0.25	0.05
PIMCO Mortgage and Short-Term Investments Portfolio	1,000.00	1,048.80	2.51	1,000.00	1,022.55	2.48	0.49
PIMCO Municipal Portfolio	1,000.00	996.50	0.25	1,000.00	1,024.75	0.25	0.05
PIMCO Real Return Portfolio	1,000.00	1,036.50	6.01	1,000.00	1,019.10	5.96	1.18
PIMCO Short-Term Portfolio	1,000.00	975.20	0.25	1,000.00	1,024.75	0.25	0.05
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,003.70	0.25	1,000.00	1,024.75	0.25	0.05
PIMCO U.S. Government and Short-Term Investments Portfolio	1,000.00	1,168.50	0.76	1,000.00	1,024.30	0.71	0.14
PIMCO International Portfolio (Consolidated)	1,000.00	907.00	0.72	1,000.00	1,024.25	0.76	0.15
PIMCO Short Asset Portfolio (Consolidated)	1,000.00	987.20	0.05	1,000.00	1,024.95	0.05	0.01
PIMCO Short-Term Floating NAV Portfolio III (Consolidated)	1,000.00	1,002.00	0.05	1,000.00	1,024.95	0.05	0.01

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2020	23

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 Yr component of the U.S. Government/Credit index. The Bloomberg Barclays Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Asset-Backed Securities Index	Bloomberg Barclays Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included.

Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays Government Bond Index	Bloomberg Barclays Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more.

Bloomberg Barclays Intermediate Aggregate Bond Index	Bloomberg Barclays Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays Long Municipal Bond Index	Bloomberg Barclays Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus.

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML U.S. High Yield, BB-B Rated Index	ICE BofAML U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of ICE BofAML High Yield Cash Pay, BB-B rated. ICE BofAML High Yield Cash Pay, BB-B rated is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets.

* It is not possible to invest directly in an unmanaged index.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

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ANNUAL REPORT	MARCH 31, 2020	25

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO ABS and Short-Term Investments Portfolio

03/31/2020	$12.66	$0.47	$(0.67)	$(0.20)	$(0.51)	$0.00	$0.00	$(0.51)

03/31/2019	12.70	0.50	(0.01)	0.49	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.50	0.43	0.21	0.64	(0.44)	0.00	0.00	(0.44)

03/31/2017	12.22	0.45	0.32	0.77	(0.49)	0.00	0.00	(0.49)

03/31/2016	12.35	0.37	(0.17)	0.20	(0.33)	0.00	0.00	(0.33)

PIMCO EM Bond and Short-Term Investments Portfolio

03/31/2020	$9.75	$0.34	$(0.87)	$(0.53)	$(0.00)	$0.00	$(0.07)	$(0.07)

03/31/2019	10.38	0.48	(0.45)	0.03	(0.34)	(0.32)	0.00	(0.66)

03/31/2018	9.88	0.40	0.17	0.57	(0.07)	0.00	0.00	(0.07)

03/31/2017	9.33	0.46	0.10	0.56	(0.01)	0.00	0.00	(0.01)

03/31/2016	9.78	0.48	0.10	0.58	(1.03)	0.00	0.00	(1.03)

PIMCO High Yield and Short-Term Investments Portfolio

03/31/2020	$7.76	$0.46	$(0.75)	$(0.29)	$(0.71)	$0.00	$0.00	$(0.71)

03/31/2019	7.77	0.52	0.01	0.53	(0.54)	0.00	0.00	(0.54)

03/31/2018	7.82	0.51	(0.01)	0.50	(0.55)	0.00	0.00	(0.55)

03/31/2017	6.99	0.67	0.78	1.45	(0.62)	0.00	0.00	(0.62)

03/31/2016	7.49	0.50	(0.38)	0.12	(0.62)	0.00	0.00	(0.62)

PIMCO Investment Grade Credit Bond Portfolio

03/31/2020	$9.52	$0.34	$(0.40)	$(0.06)	$(0.32)	$0.00	$0.00	$(0.32)

03/31/2019	9.42	0.35	0.08	0.43	(0.31)	(0.02)	0.00	(0.33)

03/31/2018	9.67	0.33	(0.02)	0.31	(0.39)	(0.17)	0.00	(0.56)

03/31/2017	9.51	0.40	0.22	0.62	(0.46)	0.00	0.00	(0.46)

03/31/2016	10.15	0.42	(0.40)	0.02	(0.45)	(0.21)	0.00	(0.66)

PIMCO Long Duration Credit Bond Portfolio

03/31/2020	$11.72	$0.55	$0.75	$1.30	$(0.61)	$(0.32)	$0.00	$(0.93)

03/31/2019	11.61	0.52	0.17	0.69	(0.50)	(0.08)	0.00	(0.58)

03/31/2018	11.56	0.57	0.26	0.83	(0.67)	(0.11)	0.00	(0.78)

03/31/2017	11.44	0.61	0.21	0.82	(0.59)	(0.11)	0.00	(0.70)

03/31/2016	12.65	0.64	(0.88)	(0.24)	(0.64)	(0.33)	0.00	(0.97)

PIMCO Low Duration Portfolio

03/31/2020	$9.88	$0.25	$0.07	$0.32	$(0.28)	$0.00	$0.00	$(0.28)

03/31/2019	9.78	0.24	0.06	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.84	0.19	(0.10)	0.09	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.83	0.15	(0.02)	0.13	(0.12)	0.00	0.00	(0.12)

03/31/2016	9.88	0.12	(0.06)	0.06	(0.11)	0.00	0.00	(0.11)

PIMCO Moderate Duration Portfolio

03/31/2020	$9.98	$0.27	$0.34	$0.61	$(0.29)	$(0.03)	$0.00	$(0.32)

03/31/2019	9.78	0.27	0.17	0.44	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.88	0.21	(0.13)	0.08	(0.18)	0.00	0.00	(0.18)

03/31/2017	9.97	0.17	(0.06)	0.11	(0.16)	(0.04)	0.00	(0.20)

03/31/2016	9.93	0.17	0.05	0.22	(0.17)	(0.01)	0.00	(0.18)

PIMCO Mortgage and Short-Term Investments Portfolio

03/31/2020	$10.89	$0.38	$0.64	$1.02	$(0.52)	$0.00	$0.00	$(0.52)

03/31/2019	10.54	0.36	0.36	0.72	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.78	0.33	(0.13)	0.20	(0.44)	0.00	0.00	(0.44)

03/31/2017	11.00	0.32	(0.20)	0.12	(0.34)	0.00	0.00	(0.34)

03/31/2016	11.00	0.28	0.17	0.45	(0.45)	0.00	0.00	(0.45)

PIMCO Municipal Portfolio

03/31/2020	$6.98	$0.26	$0.13	$0.39	$(0.26)	$(0.15)	$0.00	$(0.41)

03/31/2019	7.12	0.31	0.07	0.38	(0.45)	(0.07)	0.00	(0.52)

03/31/2018	7.26	0.35	(0.18)	0.17	(0.31)	0.00	0.00	(0.31)

03/31/2017	7.59	0.37	(0.22)	0.15	(0.33)	(0.15)	0.00	(0.48)

03/31/2016	8.23	0.39	(0.05)	0.34	(0.64)	(0.34)	0.00	(0.98)

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.95	(1.72)%	$4,002,611	0.05%	0.05%	0.05%	0.05%	3.71%	353%

12.66	3.90	4,640,619	0.06	0.06	0.05	0.05	3.92	157

12.70	5.16	4,432,251	0.05	0.05	0.05	0.05	3.40	234

12.50	6.37	3,559,098	0.05	0.05	0.05	0.05	3.58	204

12.22	1.59	2,114,311	0.05	0.05	0.05	0.05	2.98	66

$9.15	(5.46)%	$481,098	0.14%	0.14%	0.12%	0.12%	3.42%	31%

9.75	0.49	458,684	0.17	0.17	0.12	0.12	4.93	45

10.38	5.86	656,406	0.13	0.13	0.12	0.12	4.00	32

9.88	6.04	685,703	0.13	0.13	0.12	0.12	4.71	41

9.33	6.71	763,986	0.13	0.13	0.12	0.12	5.05	37

$6.76	(4.20)%	$388,194	0.18%	0.18%	0.05%	0.05%	5.98%	16%

7.76	7.09	527,105	0.12	0.12	0.05	0.05	6.67	21

7.77	6.41	538,098	0.26	0.26	0.05	0.05	6.44	39

7.82	21.29	635,591	0.15	0.15	0.06	0.06	8.72	44

6.99	1.72	582,727	0.12	0.12	0.05	0.05	6.89	48

$9.14	(0.76)%	$3,006,729	0.06%	0.06%	0.05%	0.05%	3.54%	143%

9.52	4.71	2,642,701	0.06	0.06	0.05	0.05	3.73	82

9.42	3.23	1,982,065	0.06	0.06	0.05	0.05	3.42	142

9.67	6.61	1,773,544	0.16	0.16	0.05	0.05	4.11	134

9.51	0.29	2,045,450	0.11	0.11	0.05	0.05	4.29	102

$12.09	11.07%	$23,360,760	0.49%	0.49%	0.05%	0.05%	4.36%	145%

11.72	6.33	22,213,393	0.31	0.31	0.05	0.05	4.66	80

11.61	7.05	18,826,049	0.30	0.30	0.05	0.05	4.72	72

11.56	7.33	17,322,078	0.20	0.20	0.05	0.05	5.13	97

11.44	(1.35)	18,319,516	0.13	0.13	0.05	0.05	5.46	76

$9.92	3.23%	$766,311	0.05%	0.05%	0.05%	0.05%	2.49%	153%

9.88	3.15	928,672	0.06	0.06	0.05	0.05	2.50	201

9.78	0.92	584,046	0.09	0.09	0.05	0.05	1.89	278

9.84	1.35	381,430	0.05	0.05	0.05	0.05	1.49	312

9.83	0.62	142,590	0.05	0.05	0.05	0.05	1.23	65

$10.27	6.12%	$3,723,520	0.05%	0.05%	0.05%	0.05%	2.70%	311%

9.98	4.59	2,616,444	0.06	0.06	0.05	0.05	2.79	461

9.78	0.83	1,672,502	0.05	0.05	0.05	0.05	2.11	515

9.88	1.03	1,371,841	0.05	0.05	0.05	0.05	1.73	566

9.97	2.27	4,255,848	0.05	0.05	0.05	0.05	1.73	365

$11.39	9.58%	$2,092,924	0.60%	0.60%	0.05%	0.05%	3.46%	1,294%

10.89	6.96	2,644,811	0.17	0.17	0.05	0.05	3.40	1,133

10.54	1.80	1,957,803	0.09	0.09	0.05	0.05	3.01	1,179

10.78	1.06	2,087,307	0.07	0.07	0.05	0.05	2.91	1,472

11.00	4.26	1,782,526	0.07	0.07	0.05	0.05	2.57	1,356

$6.96	5.62%	$164,094	0.05%	0.05%	0.05%	0.05%	3.56%	37%

6.98	5.60	143,810	0.05	0.05	0.05	0.05	4.52	54

7.12	2.39	139,710	0.05	0.05	0.05	0.05	4.87	25

7.26	2.09	144,501	0.05	0.05	0.05	0.05	4.94	0

7.59	4.48	152,110	0.05	0.05	0.05	0.05	4.85	22

ANNUAL REPORT	MARCH 31, 2020	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Real Return Portfolio

03/31/2020	$7.68	$0.21	$0.61	$0.82	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	8.76	0.16	0.15	0.31	(0.69)	(0.70)	0.00	(1.39)

03/31/2018	8.90	0.26	(0.07)	0.19	(0.33)	0.00	0.00	(0.33)

03/31/2017	9.11	0.37	(0.10)	0.27	(0.48)	0.00	0.00	(0.48)

03/31/2016	8.95	0.20	0.04	0.24	(0.08)	0.00	0.00	(0.08)

PIMCO Short-Term Portfolio

03/31/2020	$9.47	$0.30	$(0.36)	$(0.06)	$(0.35)	$0.00	$0.00	$(0.35)

03/31/2019	9.47	0.33	0.02	0.35	(0.35)	0.00	0.00	(0.35)

03/31/2018	9.48	0.23	0.14	0.37	(0.38)	0.00	0.00	(0.38)

03/31/2017	9.33	0.26	0.15	0.41	(0.26)	0.00	0.00	(0.26)

03/31/2016	9.54	0.22	(0.11)	0.11	(0.32)	0.00	0.00	(0.32)

PIMCO Short-Term Floating NAV Portfolio II

03/31/2020	$10.01	$0.21	$(0.04)	$0.17	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2019	10.01	0.23	0.00	0.23	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.01	0.14	0.00	0.14	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.01	0.08	0.00	0.08	(0.08)	(0.00)	0.00	(0.08)

03/31/2016	10.01	0.04	0.00	0.04	(0.04)	(0.00)	0.00	(0.04)

PIMCO U.S. Government and Short-Term Investments Portfolio

03/31/2020	$9.30	$0.25	$2.87	$3.12	$(0.22)	$(0.10)	$0.00	$(0.32)

03/31/2019	8.73	0.22	0.64	0.86	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.78	0.21	(0.09)	0.12	(0.17)	0.00	0.00	(0.17)

03/31/2017	9.03	0.23	(0.27)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2016	9.67	0.29	(0.61)	(0.32)	(0.32)	0.00	0.00	(0.32)

PIMCO International Portfolio (Consolidated)

03/31/2020	$6.43	$0.02	$(0.84)	$(0.82)	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2019	7.58	0.05	(1.18)	(1.13)	0.00	0.00	(0.02)	(0.02)

03/31/2018	7.68	0.04	(0.14)	(0.10)	0.00	0.00	0.00	0.00

03/31/2017	7.97	0.05	(0.34)	(0.29)	0.00	0.00	0.00	0.00

03/31/2016~	10.04	0.06	(1.02)	(0.96)	(1.11)	0.00	0.00	(1.11)

PIMCO Short Asset Portfolio (Consolidated)

03/31/2020	$9.95	$0.26	$(0.23)	$0.03	$(0.27)	$0.00	$0.00	$(0.27)

03/31/2019	10.00	0.26	0.00	0.26	(0.29)	(0.02)	0.00	(0.31)

05/01/2017 - 03/31/2018	10.00	0.17	0.01	0.18	(0.18)	0.00	0.00	(0.18)

PIMCO Short-Term Floating NAV Portfolio III (Consolidated)

03/31/2020	$9.89	$0.19	$(0.04)	$0.15	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2019	9.88	0.21	0.04	0.25	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.89	0.11	0.03	0.14	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.88	0.07	0.04	0.11	(0.10)	0.00	0.00	(0.10)

03/31/2016	9.92	0.06	(0.01)	0.05	(0.09)	0.00	0.00	(0.09)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.36	10.80%	$667,009	1.32%	1.32%	0.05%	0.05%	2.56%	35%

7.68	4.44	251,428	1.23	1.23	0.05	0.05	1.94	10

8.76	2.11	41,522	0.66	0.66	0.05	0.05	2.88	183

8.90	3.04	482,644	0.58	0.58	0.05	0.05	4.05	149

9.11	2.76	1,227,505	0.28	0.28	0.05	0.05	2.25	127

$9.06	(0.71)%	$503,078	0.05%	0.05%	0.05%	0.05%	3.15%	381%

9.47	3.76	603,396	0.07	0.07	0.05	0.05	3.46	125

9.47	3.94	535,420	0.05	0.05	0.05	0.05	2.43	209

9.48	4.40	658,442	0.05	0.05	0.05	0.05	2.69	121

9.33	1.15	674,143	0.05	0.05	0.05	0.05	2.29	7

$9.96	1.64%	$6,301,118	0.05%	0.05%	0.05%	0.05%	2.13%	70%

10.01	2.35	6,030,159	0.05	0.05	0.05	0.05	2.30	69

10.01	1.33	4,071,061	0.05	0.05	0.05	0.05	1.36	108

10.01	0.85	5,006,020	0.05	0.05	0.05	0.05	0.82	103

10.01	0.37	4,445,929	0.05	0.05	0.05	0.05	0.37	68

$12.10	34.23%	$2,768,092	0.42%	0.42%	0.05%	0.05%	2.40%	28%

9.30	10.16	1,427,336	0.50	0.50	0.05	0.05	2.57	12

8.73	1.36	2,533,954	0.05	0.05	0.05	0.05	2.36	50

8.78	(0.45)	2,152,196	0.19	0.19	0.05	0.05	2.57	33

9.03	(3.22)	2,007,530	0.25	0.25	0.05	0.05	3.19	95

$5.43	(12.93)%	$524,490	0.16%	0.16%	0.12%	0.12%	0.31%	72%

6.43	(14.89)	556,580	0.19	0.19	0.12	0.12	0.75	0

7.58	(1.30)	674,406	0.13	0.13	0.12	0.12	0.49	91

7.68	(3.64)	694,954	0.13	0.13	0.12	0.12	0.68	122

7.97	(7.70)	829,855	0.12	0.12	0.12	0.12	0.71	404

$9.71	0.24%	$10,305,320	0.01%	0.01%	0.00%	0.00%	2.63%	74%

9.95	2.56	13,733,909	0.00	0.00	0.00	0.00	2.63	46

10.00	1.88	15,673,962	0.00 *	0.00 *	0.00 *	0.00 *	1.81 *	29

$9.82	1.52%	$16,363,421	0.00%	0.00%	0.00%	0.00%	1.92%	233%

9.89	2.47	13,290,838	0.00	0.00	0.00	0.00	2.12	197

9.88	1.47	21,178,114	0.01	0.01	0.00	0.00	1.10	112

9.89	1.05	23,928,033	0.01	0.01	0.00	0.00	0.74	308

9.88	0.59	18,434,787	0.01	0.01	0.00	0.00	0.61	146

ANNUAL REPORT	MARCH 31, 2020	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio

Assets:

Investments, at value
Investments in securities*	$4,972,653	$380,776	$330,044	$3,057,604	$29,938,846	$807,018	$4,516,747
Investments in Affiliates	338,784	118,691	60,570	162,082	69,062	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,892	49	887	2,398	18,244	81	11
Over the counter	27	43,969	735	23	57,148	0	0
Cash	2,847	2,922	2,159	11,611	39,943	1	0
Deposits with counterparty	35,026	568	7,868	60,240	82,176	831	1,468
Foreign currency, at value	0	512	259	1	16,680	0	0
Receivable for investments sold	271	33	5,620	1,101	336,782	6,255	223,063
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	1,784	0	0
Receivable for TBA investments sold	1,465,944	0	0	228,208	2,383,684	60,557	697,484
Receivable for Portfolio shares sold	0	0	0	0	183,933	0	60,000
Interest and/or dividends receivable	7,164	5,115	5,346	26,000	278,579	2,873	15,674
Dividends receivable from Affiliates	631	167	89	258	127	0	0
Other assets	0	0	0	0	0	0	0
Total Assets	6,826,239	552,802	413,577	3,549,526	33,406,988	877,616	5,514,447

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$5,672	$4,856,695	$0	$0
Payable for sale-buyback transactions	0	0	0	0	32,531	0	0
Payable for short sales	0	0	6,655	0	0	0	4,824
Financial Derivative Instruments
Exchange-traded or centrally cleared	83	0	238	141	30,838	100	0
Over the counter	9,471	43,145	1,636	3,893	62,348	1	0
Payable for investments purchased	0	0	14,312	48,718	198,741	2,999	181,606
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	1,821	0	0
Payable for investments in Affiliates purchased	631	167	89	258	127	0	0
Payable for TBA investments purchased	2,771,823	0	0	445,766	4,707,699	107,911	1,585,813
Deposits from counterparty	33,245	26,959	1,645	5,393	119,186	260	17,026
Payable for Portfolio shares redeemed	8,190	1,380	790	32,825	35,293	0	0
Distributions payable	0	0	0	0	0	0	0
Overdraft due to custodian	0	0	0	0	0	0	1,508
Accrued investment advisory fees	73	8	7	52	373	12	57
Accrued supervisory and administrative fees	110	42	11	78	559	19	86
Accrued reimbursement to PIMCO	2	0	0	1	9	0	1
Other liabilities	0	3	0	0	8	3	6
Total Liabilities	2,823,628	71,704	25,383	542,797	10,046,228	111,305	1,790,927

Net Assets	$4,002,611	$481,098	$388,194	$3,006,729	$23,360,760	$766,311	$3,723,520

Net Assets Consist of:

Paid in capital	$4,136,031	$520,566	$449,966	$3,100,692	$21,257,020	$762,878	$3,622,424
Distributable earnings (accumulated loss)	(133,420)	(39,468)	(61,772)	(93,963)	2,103,740	3,433	101,096

Net Assets	$4,002,611	$481,098	$388,194	$3,006,729	$23,360,760	$766,311	$3,723,520

Shares Issued and Outstanding	334,810	52,559	57,400	328,969	1,932,793	77,219	362,584

Net Asset Value Per Share Outstanding(a):	$11.95	$9.15	$6.76	$9.14	$12.09	$9.92	$10.27

Cost of investments in securities	$5,063,559	$410,864	$374,623	$3,103,745	$27,714,054	$800,863	$4,438,171
Cost of investments in Affiliates	$339,654	$119,203	$61,349	$162,937	$68,943	$0	$0
Cost of foreign currency held	$0	$718	$257	$1	$16,517	$0	$0
Proceeds received on short sales	$0	$0	$8,720	$0	$0	$0	$4,780
Cost or premiums of financial derivative instruments, net	$(6,324)	$(3,116)	$9,064	$93	$(98,472)	$37	$310

* Includes repurchase agreements of:	$3,980	$2,560	$11,718	$10,200	$0	$39,898	$397,500

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$5,850,024	$157,117	$1,113,792	$557,547	$7,296,321	$2,730,101
161,180	1,582	27,194	91,810	0	5,957

1,752	0	0	558	0	5,477
4,360	0	257	4	0	0
11,600	1	2,728	147	213,167	12,981
21,353	0	1,350	1,533	55,829	6,023
0	0	10	0	0	0
42,109	4,033	140	133	0	638
0	0	0	0	0	0
4,414,321	0	0	219,949	0	63,665
0	0	0	0	139,500	0
7,038	1,778	1,920	885	13,813	16,477
121	8	6	81	0	128
0	0	0	0	0	2,611
10,513,858	164,519	1,147,397	872,647	7,718,630	2,844,058

$484,136	$0	$461,792	$0	$0	$0
0	0	15,938	0	0	0
246,897	0	0	0	0	21,374

27	0	0	41	0	2,446
4,115	0	13	695	0	0
3,036	0	0	0	1,413,015	0

0	0	0	0	0	0
121	8	6	81	0	128
7,593,484	0	0	366,105	0	42,754
82,491	0	471	2,626	0	0
6,540	410	2,140	0	4,200	9,150
0	0	0	0	28	0
0	0	0	0	0	0
34	3	11	8	107	45
52	4	17	13	160	68
1	0	0	0	2	1
0	0	0	0	0	0
8,420,934	425	480,388	369,569	1,417,512	75,966

$2,092,924	$164,094	$667,009	$503,078	$6,301,118	$2,768,092

$2,026,225	$151,993	$656,134	$592,580	$6,332,397	$2,312,785
66,699	12,101	10,875	(89,502)	(31,279)	455,307

$2,092,924	$164,094	$667,009	$503,078	$6,301,118	$2,768,092

183,752	23,561	79,817	55,517	632,773	228,840

$11.39	$6.96	$8.36	$9.06	$9.96	$12.10

$5,758,795	$149,349	$1,074,404	$564,816	$7,327,513	$2,368,352
$160,969	$1,593	$27,193	$92,086	$0	$5,954
$0	$0	$11	$0	$0	$0
$246,341	$0	$0	$0	$0	$21,306
$(20,676)	$0	$(804)	$(305)	$0	$19,832

$10,200	$1,456	$2,400	$1,052	$3,107,010	$11,410

ANNUAL REPORT	MARCH 31, 2020	31

Consolidated Statements of Assets and Liabilities

March 31, 2020

(Amounts in thousands†, except per share amounts)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:

Investments, at value
Investments in securities*	$490,551	$11,808,815	$20,559,943
Investments in Affiliates	184,082	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,976	617	0
Over the counter	24,862	10,634	2,392
Cash	9,962	590,846	569,171
Deposits with counterparty	62,601	41,850	4,279
Foreign currency, at value	10,342	695	112,858
Receivable for investments sold	4,444	205,280	256,659
Receivable for TBA investments sold	0	616	0
Dividends receivable from Affiliates	28	0	0
Interest and/or dividends receivable	1,923	43,272	23,788
Other assets	0	0	2
Total Assets	792,771	12,702,625	21,529,092

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$2,055,363	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	15,921	798	0
Over the counter	14,507	20,788	26,485
Payable for investments purchased	218,527	61,223	4,994,097
Payable for TBA investments purchased	0	612	0
Payable for investments in Affiliates purchased	28	0	0
Deposits from counterparty	17,348	8,521	145,089
Payable for Portfolio shares redeemed	1,900	250,000	0
Accrued investment advisory fees	8	0	0
Accrued supervisory and administrative fees	42	0	0
Total Liabilities	268,281	2,397,305	5,165,671

Net Assets	$524,490	$10,305,320	$16,363,421

Net Assets Consist of:

Paid in capital	$742,578	$10,723,196	$16,429,416
Distributable earnings (accumulated loss)	(218,088)	(417,876)	(65,995)

Net Assets	$524,490	$10,305,320	$16,363,421

Shares Issued and Outstanding	96,583	1,061,447	1,666,466

Net Asset Value Per Share Outstanding(a):	$5.43	$9.71	$9.82

Cost of investments in securities	$504,133	$12,079,545	$20,627,529
Cost of investments in Affiliates	$183,881	$0	$0
Cost of foreign currency held	$10,389	$732	$112,953
Cost or premiums of financial derivative instruments, net	$(676)	$1,889	$0

* Includes repurchase agreements of:	$13,721	$438,519	$13,174,567

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio

Investment Income:

Interest, net of foreign taxes*	$162,457	$12,646	$31,377	$103,554
Dividends	0	0	401	1,175
Dividends from Investments in Affiliates	20,580	4,739	1,675	2,287
Miscellaneous income	0	1	0	0
Total Income	183,037	17,386	33,453	107,016

Expenses:

Investment advisory fees	973	98	109	594
Supervisory and administrative fees	1,460	489	163	892
Trustee fees	30	3	3	17
Interest expense	180	74	708	203
Miscellaneous expense	25	3	3	20
Total Expenses	2,668	667	986	1,726
Waiver and/or Reimbursement by PIMCO	(30)	(3)	(3)	(17)
Net Expenses	2,638	664	983	1,709

Net Investment Income (Loss)	180,399	16,722	32,470	105,307

Net Realized Gain (Loss):

Investments in securities	29,082	(18,737)	(10,733)	49,611
Investments in Affiliates	(1,747)	(361)	(41)	(905)
Exchange-traded or centrally cleared financial derivative instruments	(1,617)	(56)	(2,013)	(51,815)
Over the counter financial derivative instruments	6,337	(17,564)	2,601	3,597
Short sales	0	0	(24)	(170)
Foreign currency	0	82	(230)	0

Net Realized Gain (Loss)	32,055	(36,636)	(10,440)	318

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(178,574)	(13,236)	(48,705)	(100,668)
Investments in Affiliates	(1,420)	(640)	(391)	(864)
Exchange-traded or centrally cleared financial derivative instruments	(82,736)	2,837	15,197	(42,972)
Over the counter financial derivative instruments	(13,468)	1,100	(652)	(3,824)
Short sales	0	0	2,073	0
Foreign currency assets and liabilities	0	(60)	151	0

Net Change in Unrealized Appreciation (Depreciation)	(276,198)	(9,999)	(32,327)	(148,328)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(63,744)	$(29,913)	$(10,297)	$(42,703)

* Foreign tax withholdings	$0	$3	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2020	33

Statements of Operations (Cont.)

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio

Investment Income:

Interest, net of foreign taxes*	$1,140,106	$23,781	$82,969	$79,382	$5,558
Dividends	4,055	0	0	0	0
Dividends from Investments in Affiliates	2,635	0	0	555	131
Miscellaneous income	0	0	0	0	0
Total Income	1,146,796	23,781	82,969	79,937	5,689

Expenses:

Investment advisory fees	4,724	187	601	394	31
Supervisory and administrative fees	7,087	280	902	590	47
Trustee fees	148	6	17	13	1
Interest expense	104,504	12	128	10,851	0
Miscellaneous expense	158	5	15	10	1
Total Expenses	116,621	490	1,663	11,858	80
Waiver and/or Reimbursement by PIMCO	(148)	(6)	(17)	(13)	(1)
Net Expenses	116,473	484	1,646	11,845	79

Net Investment Income (Loss)	1,030,323	23,297	81,323	68,092	5,610

Net Realized Gain (Loss):

Investments in securities	796,258	4,571	36,305	127,924	2,902
Investments in Affiliates	56	0	0	(740)	(52)
Exchange-traded or centrally cleared financial derivative instruments	(133,151)	(2,269)	(2,816)	(26,358)	0
Over the counter financial derivative instruments	70,640	3	0	4,054	0
Short sales	(3,576)	0	0	(313)	0
Foreign currency	(3,078)	0	0	0	0

Net Realized Gain (Loss)	727,149	2,305	33,489	104,567	2,850

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,208,581	3,633	61,763	40,992	(392)
Investments in Affiliates	125	0	0	211	(12)
Exchange-traded or centrally cleared financial derivative instruments	(352,346)	1,185	4,187	(28,773)	0
Over the counter financial derivative instruments	(19,586)	(3)	2	(2,063)	0
Short sales	0	0	0	0	0
Foreign currency assets and liabilities	(96)	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	836,678	4,815	65,952	10,367	(404)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,594,150	$30,417	$180,764	$183,026	$8,056

* Foreign tax withholdings	$10	$7	$14	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$24,603	$16,383	$145,349	$56,630
0	0	0	0
73	2,515	0	1,810
0	0	0	0
24,676	18,898	145,349	58,440

127	118	1,332	413
190	177	1,997	619
3	4	39	12
8,089	18	9	7,748
3	3	36	10
8,412	320	3,413	8,802
(3)	(4)	(39)	(12)
8,409	316	3,374	8,790

16,267	18,582	141,975	49,650

4,868	2,694	193	6,025
(46)	(93)	0	(566)
(727)	181	0	187,474
519	573	0	0
0	0	0	0
0	0	0	0

4,614	3,355	193	192,933

38,280	(9,475)	(31,816)	359,330
0	(340)	0	2
0	(12,198)	0	47,784
(559)	(1,355)	0	0
0	0	0	0
0	0	0	0

37,721	(23,368)	(31,816)	407,116

$58,602	$(1,431)	$110,352	$649,699

$0	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2020	35

Consolidated Statements of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:

Interest	$1,891	$368,586	$274,878
Dividends	0	0	4
Dividends from Investments in Affiliates	743	0	0
Total Income	2,634	368,586	274,882

Expenses:

Investment advisory fees	110	0	0
Supervisory and administrative fees	551	0	0
Trustee fees	4	0	0
Interest expense	236	1,004	617
Miscellaneous Tax Expense	0	2	0
Miscellaneous expense	5	0	1
Total Expenses	906	1,006	618
Waiver and/or Reimbursement by PIMCO	(4)	0	0
Net Expenses	902	1,006	618

Net Investment Income (Loss)	1,732	367,580	274,264

Net Realized Gain (Loss):

Investments in securities	(7,018)	12,313	76,977
Investments in Affiliates	1	0	0
Exchange-traded or centrally cleared financial derivative instruments	(57,263)	(22,847)	0
Over the counter financial derivative instruments	3,277	17,316	15,622
Short sales	0	(8,191)	0
Foreign currency	(5,820)	12,535	(15,790)

Net Realized Gain (Loss)	(66,823)	11,126	76,809

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(5,053)	(255,403)	(78,393)
Investments in Affiliates	187	0	0
Exchange-traded or centrally cleared financial derivative instruments	(13,601)	(57,274)	0
Over the counter financial derivative instruments	1,870	(11,728)	(19,243)
Foreign currency assets and liabilities	2,067	(267)	39

Net Change in Unrealized Appreciation (Depreciation)	(14,530)	(324,672)	(97,597)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(79,621)	$54,034	$253,476

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO ABS and Short-Term Investments Portfolio		PIMCO EM Bond and Short-Term Investments Portfolio		PIMCO High Yield and Short-Term Investments Portfolio		PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$180,399	$176,621	$16,722	$28,233	$32,470	$36,215	$105,307	$82,728
Net realized gain (loss)	32,055	14,099	(36,636)	(10,253)	(10,440)	3,878	318	3,536
Net change in unrealized appreciation (depreciation)	(276,198)	(18,749)	(9,999)	(20,610)	(32,327)	(2,782)	(148,328)	30,513

Net Increase (Decrease) in Net Assets Resulting from Operations	(63,744)	171,971	(29,913)	(2,630)	(10,297)	37,311	(42,703)	116,777

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(197,509)	(182,507)	(115)	(33,376)	(47,002)	(37,502)	(100,007)	(85,638)
Tax basis return of capital	0	0	(3,701)	0	0	0	0	0

Total Distributions(a)	(197,509)	(182,507)	(3,816)	(33,376)	(47,002)	(37,502)	(100,007)	(85,638)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(376,755)	218,904	56,143	(161,716)	(81,612)	(10,802)	506,738	629,497

Total Increase (Decrease) in Net Assets	(638,008)	208,368	22,414	(197,722)	(138,911)	(10,993)	364,028	660,636

Net Assets:

Beginning of year	4,640,619	4,432,251	458,684	656,406	527,105	538,098	2,642,701	1,982,065
End of year	$4,002,611	$4,640,619	$481,098	$458,684	$388,194	$527,105	$3,006,729	$2,642,701

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	37

Statements of Changes in Net Assets (Cont.)

	PIMCO Long Duration Credit Bond Portfolio		PIMCO Low Duration Portfolio		PIMCO Moderate Duration Portfolio

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,030,323	$935,267	$23,297	$19,259	$81,323	$54,241
Net realized gain (loss)	727,149	82,407	2,305	1,548	33,489	15,506
Net change in unrealized appreciation (depreciation)	836,678	351,534	4,815	4,953	65,952	25,028

Net Increase (Decrease) in Net Assets Resulting from Operations	2,594,150	1,369,208	30,417	25,760	180,764	94,775

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(1,714,048)	(1,055,862)	(26,502)	(17,001)	(93,208)	(50,504)
Tax basis return of capital	0	0	0	0	0	0

Total Distributions(a)	(1,714,048)	(1,055,862)	(26,502)	(17,001)	(93,208)	(50,504)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	267,265	3,073,998	(166,276)	335,867	1,019,520	899,671

Total Increase (Decrease) in Net Assets	1,147,367	3,387,344	(162,361)	344,626	1,107,076	943,942

Net Assets:

Beginning of year	22,213,393	18,826,049	928,672	584,046	2,616,444	1,672,502
End of year	$23,360,760	$22,213,393	$766,311	$928,672	$3,723,520	$2,616,444

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Mortgage and Short-Term Investments Portfolio		PIMCO Municipal Portfolio		PIMCO Real Return Portfolio		PIMCO Short-Term Portfolio

Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

$68,092	$86,313	$5,610	$6,355	$16,267	$835	$18,582	$19,311
104,567	51,008	2,850	3,349	4,614	450	3,355	3,044
10,367	45,445	(404)	(1,988)	37,721	1,097	(23,368)	(1,810)

183,026	182,766	8,056	7,716	58,602	2,382	(1,431)	20,545

(84,004)	(91,503)	(9,150)	(10,400)	(12,501)	(6,980)	(21,500)	(20,801)
0	0	0	0	0	0	0	0

(84,004)	(91,503)	(9,150)	(10,400)	(12,501)	(6,980)	(21,500)	(20,801)

(650,909)	595,745	21,378	6,784	369,480	214,504	(77,387)	68,232

(551,887)	687,008	20,284	4,100	415,581	209,906	(100,318)	67,976

2,644,811	1,957,803	143,810	139,710	251,428	41,522	603,396	535,420
$2,092,924	$2,644,811	$164,094	$143,810	$667,009	$251,428	$503,078	$603,396

ANNUAL REPORT	MARCH 31, 2020	39

Statements of Changes in Net Assets (Cont.)

	PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government and Short-Term Investments Portfolio

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$141,975	$121,143	$49,650	$46,928
Net realized gain (loss)	193	61	192,933	17,149
Net change in unrealized appreciation (depreciation)	(31,816)	2,218	407,116	53,438

Net Increase (Decrease) in Net Assets Resulting from Operations	110,352	123,422	649,699	117,515

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(142,155)	(121,637)	(66,706)	(49,204)

Total Distributions(a)	(142,155)	(121,637)	(66,706)	(49,204)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	302,762	1,957,313	757,763	(1,174,929)

Total Increase (Decrease) in Net Assets	270,959	1,959,098	1,340,756	(1,106,618)

Net Assets:

Beginning of year	6,030,159	4,071,061	1,427,336	2,533,954
End of year	$6,301,118	$6,030,159	$2,768,092	$1,427,336

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short Asset Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,732	$4,892	$367,580	$421,397	$274,264	$366,520
Net realized gain (loss)	(66,823)	(79,262)	11,126	3,741	76,809	45,644
Net change in unrealized appreciation (depreciation)	(14,530)	(24,291)	(324,672)	(20,646)	(97,597)	2,204

Net Increase (Decrease) in Net Assets Resulting from Operations	(79,621)	(98,661)	54,034	404,492	253,476	414,368

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(17,001)	(0)	(376,584)	(485,396)	(315,757)	(403,585)
Tax basis return of capital	0	(2,001)	0	0	0	0

Total Distributions(a)	(17,001)	(2,001)	(376,584)	(485,396)	(315,757)	(403,585)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	64,532	(17,164)	(3,106,039)	(1,859,149)	3,134,864	(7,898,059)

Total Increase (Decrease) in Net Assets	(32,090)	(117,826)	(3,428,589)	(1,940,053)	3,072,583	(7,887,276)

Net Assets:

Beginning of year	556,580	674,406	13,733,909	15,673,962	13,290,838	21,178,114
End of year	$524,490	$556,580	$10,305,320	$13,733,909	$16,363,421	$13,290,838

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	41

Statements of Cash Flows

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Real Return Portfolio	PIMCO U.S. Government and Short-Term Investments Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$2,594,150	$58,602	$649,699

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(44,984,127)	(1,007,919)	(879,547)
Proceeds from sales of long-term securities	43,555,546	345,890	671,705
(Purchases) Proceeds from sales of short-term portfolio investments, net	100,270	(24,420)	8,313
(Increase) decrease in deposits with counterparty	(61,184)	(1,269)	(4,047)
(Increase) decrease in receivable for investments sold	(1,730,054)	5,529	(36,511)
(Increase) decrease in interest and/or dividends receivable	(90)	(1,194)	(2,709)
(Increase) decrease in dividends receivable from Affiliates	(6)	(2)	(100)
(Increase) decrease in reimbursement receivable from PIMCO	20	0	2
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(456,391)	(733)	227,098
Proceeds from (Payments on) over the counter financial derivative instruments	51,139	324	0
(Increase) decrease in other assets	0	0	(1,456)
Increase (decrease) in payable for investments purchased	2,986,989	(32,791)	36,629
Increase (decrease) in deposits from counterparty	74,852	(4)	(971)
Increase (decrease) in accrued investment advisory fees	1	10	22
Increase (decrease) in accrued supervisory and administrative fees	1	16	34
Proceeds from (Payments on) short sales transactions, net	(3,576)	0	854
Proceeds from (Payments on) foreign currency transactions	(3,164)	0	0
Increase (decrease) in other liabilities	(82)	0	(1)
Net Realized (Gain) Loss
Investments in securities	(796,258)	(4,868)	(6,025)
Investments in Affiliates	(56)	46	566
Exchange-traded or centrally cleared financial derivative instruments	133,151	727	(187,474)
Over the counter financial derivative instruments	(70,640)	(519)	0
Short sales	3,576	0	0
Foreign currency	3,078	0	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,208,581)	(38,280)	(359,330)
Investments in Affiliates	(125)	0	(2)
Exchange-traded or centrally cleared financial derivative instruments	352,346	0	(47,784)
Over the counter financial derivative instruments	19,586	559	0
Foreign currency assets and liabilities	96	0	0
Net amortization (accretion) on investments	36,213	2,190	(1,995)

Net Cash Provided by (Used for) Operating Activities	596,680	(698,106)	66,970

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	8,461,269	600,710	1,071,425
Payments on shares redeemed	(10,202,196)	(247,991)	(326,498)
Increase (decrease) in overdraft due to custodian	(8,659)	0	0
Cash distributions paid*	(2,535)	(280)	(1,590)
Proceeds from reverse repurchase agreements	94,355,946	6,430,006	5,745,650
Payments on reverse repurchase agreements	(93,123,186)	(6,096,152)	(6,542,976)
Proceeds from sale-buyback transactions	16,506,008	3,272,013	367,020
Payments on sale-buyback transactions	(16,546,958)	(3,257,472)	(367,020)

Net Cash Received from (Used for) Financing Activities	(560,311)	700,834	(53,989)

Net Increase (Decrease) in Cash and Foreign Currency	36,369	2,728	12,981

Cash and Foreign Currency:

Beginning of year	20,254	10	0
End of year	$56,623	$2,738	$12,981

* Reinvestment of distributions	$1,711,513	$12,221	$65,116

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$103,967	$7,079	$10,809
Non Cash Payment in Kind	$561	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.2%

CORPORATE BONDS & NOTES 0.8%

BANKING & FINANCE 0.7%

Ambac Assurance Corp.
5.100% due 06/07/2020	$43	$60

Ambac LSNI LLC
6.450% due 02/12/2023 •	162	155

Preferred Term Securities Ltd.
1.091% (US0003M + 0.350%) due 03/22/2038 ~	28,439	25,026
2.788% (US0003M + 0.860%) due 07/03/2033 ~	1,541	1,449

		26,690

INDUSTRIALS 0.1%

CVS Pass-Through Trust
5.880% due 01/10/2028	1,017	1,183

Times Square Hotel Trust
8.528% due 08/01/2026	3,830	4,179

UAL Pass-Through Trust
6.636% due 01/02/2024	778	719

		6,081

Total Corporate Bonds & Notes (Cost $33,585)		32,771

MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.0%

North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
3.009% (US0003M + 1.100%) due 04/01/2040 ~	404	402

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,170	3,075

Total Municipal Bonds & Notes (Cost $3,399)		3,477

U.S. GOVERNMENT AGENCIES 52.2%

Fannie Mae
1.187% due 05/25/2032 •	5	5
1.200% due 09/17/2027 •	1	1
1.212% due 11/18/2031 •	2	2
1.397% due 06/25/2021 - 02/25/2033 •	69	69
1.447% due 09/25/2021 - 03/25/2022 •	2	2
1.497% due 12/25/2021 •	1	1
1.597% due 11/25/2031 •	32	32
1.687% due 07/25/2037 •	1,187	1,167
1.697% due 05/25/2022 •	2	2
1.757% due 03/25/2036 •	15	14
1.847% due 08/25/2023 •	4	4
1.867% due 08/25/2031 •	88	86
1.947% due 12/25/2023 - 04/25/2032 •	10	10
2.097% due 10/25/2022 - 09/25/2023 •	4	4
2.635% due 05/01/2025 •	2	2
3.191% due 02/01/2033 •	64	64
3.219% due 11/01/2034 •	2	2
3.250% due 12/25/2023 •	7	7
3.253% due 03/01/2044 - 10/01/2044 •	44	43
3.316% due 09/01/2033 •	17	17
3.328% due 01/01/2035 •	5	5
3.365% due 02/01/2035 •	4	4
3.425% due 06/01/2033 •	7	7
3.444% due 07/01/2035 •	9	10
3.450% due 08/01/2033 •	8	8
3.453% due 11/01/2030 - 10/01/2040 •	25	26
3.470% due 03/01/2035 •	10	10
3.500% due 08/01/2058	2,826	3,055
3.614% due 10/01/2034 •	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.623% due 02/01/2035 •	$5	$5
3.625% due 03/01/2029 •	5	5
3.652% due 12/01/2036 •	9	9
3.673% due 12/01/2035 •	8	8
3.746% due 04/01/2036 •	3	3
3.750% due 10/01/2028 •	4	4
3.761% due 12/01/2036 •	8	8
3.795% due 01/01/2037 •	4	4
3.845% due 10/01/2031 •	5	5
3.870% due 09/01/2030 •	16	16
3.876% due 11/01/2032 •	19	20
3.915% due 05/01/2036 •	8	8
3.954% due 03/01/2033 •	1	1
4.000% due 09/01/2033 •	8	8
4.000% due 11/25/2033 - 01/01/2059	575	639
4.005% due 03/01/2030 •	6	6
4.009% due 11/01/2035 •	1	1
4.019% due 09/01/2033 •	4	4
4.035% due 11/01/2034 •	11	11
4.038% due 07/01/2033 •	6	6
4.053% due 04/01/2036 •	13	13
4.104% due 10/01/2032 •	9	9
4.107% due 03/01/2035 •	9	9
4.137% due 03/01/2032 •	21	22
4.180% due 03/01/2035 •	7	7
4.230% due 08/01/2035 •	11	11
4.250% due 10/01/2027 - 09/01/2032 •	15	15
4.267% due 09/01/2033 •	6	6
4.389% due 04/01/2034 •	2	2
4.440% due 05/01/2034 •	14	14
4.504% due 04/01/2033 •	5	5
4.521% due 07/01/2033 •	6	6
4.558% due 05/01/2036 •	6	6
4.590% due 05/01/2033 •	19	19
4.750% due 04/01/2032 •	13	13
4.855% due 06/01/2033 •	9	9
5.000% due 06/25/2023 - 11/25/2032	436	548
5.053% due 11/25/2049 •(a)	1,178	234
5.285% due 06/01/2033 •	68	69
5.500% due 09/25/2035	1,705	2,325
6.500% due 06/25/2028	20	22
7.000% due 07/25/2042	5	5
7.500% due 08/25/2021 - 07/25/2022	7	7
8.500% due 01/25/2025 - 04/01/2032	29	29

Fannie Mae, TBA
3.000% due 06/01/2040	15,400	16,094

Freddie Mac
0.482% due 01/25/2034 ~(a)	86,544	4,324
0.688% due 12/25/2022 ~(a)	84,762	697
0.778% due 03/25/2034 ~(a)	68,574	5,343
0.810% due 10/15/2022 •	2	2
0.955% due 10/15/2032 •	5	5
1.055% due 12/15/2029 •	8	8
1.077% due 08/25/2031 •	55	55
1.155% due 12/15/2031 •	3	3
1.255% due 04/15/2022 - 08/15/2031 •	8	8
1.496% due 05/15/2023 •	6	6
2.750% due 09/25/2023 •	100	101
2.759% due 05/15/2023 •	2	2
3.000% due 09/01/2046 - 09/01/2048	49,371	52,116
3.166% due 10/25/2044 •	2,078	2,047
3.189% due 02/25/2045 •	13	13
3.366% due 07/25/2044 •	459	482
3.500% due 07/01/2046 - 02/01/2048	403	432
3.625% due 02/01/2035 •	4	4
3.677% due 01/01/2035 •	7	7
3.678% due 02/01/2035 •	9	9
3.737% due 01/01/2035 •	6	6
3.745% due 02/01/2035 •	14	14
3.752% due 09/01/2035 •	6	6
3.777% due 02/01/2035 •	16	17
3.783% due 03/01/2034 •	14	15
3.808% due 03/01/2028 •	4	4
3.944% due 12/01/2033 •	21	21
3.990% due 11/01/2023 •	1	1
4.000% due 10/15/2033 - 05/01/2049	3,699	3,953

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.006% due 11/01/2034 •	$18	$18
4.007% due 10/01/2034 •	13	13
4.020% due 02/01/2036 •	9	9
4.056% due 11/01/2034 •	15	15
4.090% due 09/01/2035 •	5	5
4.130% due 02/01/2026 •	1	1
4.165% due 03/01/2030 •	5	5
4.294% due 09/01/2033 •	21	21
4.336% due 05/01/2026 •	7	7
4.357% due 09/01/2028 •	3	3
4.384% due 01/01/2035 •	6	6
4.435% due 03/01/2032 •	30	30
4.682% due 07/01/2037 •	7	7
4.752% due 04/01/2032 •	70	71
4.808% due 04/01/2034 •	11	11
4.824% due 08/01/2023 •	4	4
4.847% due 04/01/2035 •	133	134
4.848% due 04/01/2033 •	2	2
5.000% due 02/15/2036	219	252
5.500% due 05/15/2036	16	19
5.794% due 08/01/2031 •	20	22
6.500% due 03/15/2021 - 07/25/2043	388	479
7.000% due 06/15/2029	8	9
7.500% due 02/15/2023 - 01/15/2031	5	6
8.000% due 03/15/2023	6	6

Ginnie Mae
2.112% due 02/20/2061 •	341	337
2.412% due 09/20/2063 •	3,500	3,489
3.125% (H15T1Y + 1.500%) due 10/20/2026 ~	13	13
3.125% due 12/20/2027 - 10/20/2033 •	23	24
3.250% due 07/20/2029 - 09/20/2033 •	74	77
3.875% (H15T1Y + 1.500%) due 04/20/2021 - 06/20/2021 ~	3	2
3.875% due 05/20/2030 - 05/20/2032 •	46	47
4.000% (H15T1Y + 1.500%) due 01/20/2023 ~	1	1
4.000% due 01/20/2027 - 02/20/2030 •	31	33
4.500% due 01/20/2034 •	10	10

Uniform Mortgage-Backed Security
2.500% due 02/01/2023	196	203
3.000% due 12/01/2026 - 10/01/2046	3,601	3,776
3.500% due 03/01/2040 - 07/01/2049	137,643	145,871
4.000% due 11/01/2041 - 12/01/2049	487,426	520,748
8.500% due 09/01/2021 - 06/01/2030	14	17

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2035 - 06/01/2050	476,300	492,084
3.000% due 04/01/2035 - 05/01/2050	179,500	187,917
3.500% due 04/01/2050 - 05/01/2050	439,500	464,920
4.000% due 04/01/2050 - 05/01/2050	163,500	174,540

Total U.S. Government Agencies (Cost $2,033,443)		2,089,897

U.S. TREASURY OBLIGATIONS 0.3%

U.S. Treasury Notes
2.375% due 05/15/2029	8,900	10,244

Total U.S. Treasury Obligations (Cost $9,067)		10,244

NON-AGENCY MORTGAGE-BACKED SECURITIES 25.5%

Adjustable Rate Mortgage Trust
1.487% due 11/25/2035 •	586	545
1.507% due 11/25/2035 •	1,023	905
3.894% due 04/25/2035 ~	50	48

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ	16,457	13,918

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Investment Trust
3.675% due 06/25/2045 •	$1,821	$1,758

AREIT Trust
1.725% due 09/14/2036 •	30,000	25,879

Ashford Hospitality Trust
2.155% due 05/15/2035 •	3,100	2,517
2.555% due 05/15/2035 •	2,300	1,881
3.455% due 05/15/2035 •	3,200	2,556

BAMLL Commercial Mortgage Securities Trust
1.301% due 09/15/2020 ~(a)	51,300	317
1.755% due 04/15/2036 •	3,500	3,007
1.905% due 03/15/2034 •	900	840

Banc of America Alternative Loan Trust
6.000% due 04/25/2037	2,707	2,426

Banc of America Commercial Mortgage Trust
5.822% due 02/10/2051 ~	44,252	47,428

Banc of America Funding Trust
0.963% due 10/20/2036 •	4,803	3,768
1.448% due 04/20/2035 •	966	931
1.752% due 10/26/2036 ~	65,290	53,181
3.809% due 10/20/2046 ^~	441	347
4.184% due 01/20/2047 ^~	10	9
4.370% due 09/20/2046 ^~	1,731	1,495

Banc of America Mortgage Trust
3.898% due 12/25/2033 ~	82	74
3.982% due 10/25/2035 ^~	441	399
4.125% due 11/25/2033 ~	18	17
4.526% due 06/25/2035 ~	362	297
4.773% due 06/25/2034 ~	232	209

Bancorp Commercial Mortgage Trust
1.905% due 08/15/2032 •	5,800	5,885
2.305% due 08/15/2032 •	7,300	7,269

Barclays Commercial Mortgage Securities Trust
0.000% due 02/15/2033 ~(a)	82,400	0
1.755% due 02/15/2033 •	9,422	7,975
1.955% due 02/15/2033 •	8,200	6,845
2.755% due 02/15/2033 •	5,550	4,559
3.805% due 02/15/2033 •	35,400	29,195

Barclays UBS Trust
2.892% due 06/05/2030	27,000	26,964

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	34	31
3.120% due 05/25/2034 ~	56	43
3.357% due 02/25/2035 ~	454	438
3.703% due 02/25/2036 ^~	143	127
3.755% due 02/25/2033 ~	4	3
3.810% due 04/25/2034 ~	66	57
4.093% due 05/25/2047 ^~	480	421
4.103% due 01/25/2034 ~	42	40
4.144% due 05/25/2033 ~	138	115
4.250% due 10/25/2034 ~	61	51
4.293% due 08/25/2035 ~	1,218	1,117
4.635% due 11/25/2034 ~	243	210

Bear Stearns ALT-A Trust
3.568% due 04/25/2035 ~	47	43
3.596% due 01/25/2036 ^~	446	425
3.661% due 02/25/2036 ^~	3,476	2,723
3.835% due 07/25/2035 ~	13,526	11,606
3.839% due 08/25/2036 ^~	1,295	1,122
3.860% due 12/25/2033 ~	287	255
3.884% due 08/25/2036 ^~	1,366	832
3.892% due 11/25/2035 ^~	1,324	960

Bear Stearns Mortgage Securities, Inc.
3.992% due 06/25/2030 ~	7	7

Bear Stearns Structured Products, Inc. Trust
2.207% due 12/26/2046 ^~	4,363	3,627
3.726% due 01/26/2036 ^~	757	610

BellaVista Mortgage Trust
1.000% due 05/20/2045 •	2,859	1,967
1.687% due 02/25/2035 •	4,085	2,864

BXP Trust
3.379% due 06/13/2039	18,200	19,790

Chase Mortgage Finance Trust
3.803% due 12/25/2035 ^~	1,174	1,010

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.180% due 01/25/2035 ~	511	460

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
1.535% due 12/15/2036 •	$9,200	$7,506
1.855% due 12/15/2036 •	1,800	1,467
3.098% due 04/10/2049	21,462	22,414

Citigroup Global Markets Mortgage Securities, Inc.
1.447% due 05/25/2032 •	30	29
4.240% due 09/25/2033 ~	2	2
8.500% due 05/25/2032	111	111

Citigroup Mortgage Loan Trust
1.747% due 08/25/2035 ^•	203	175
3.228% due 09/25/2059 þ	668	664
4.190% due 11/25/2035 •	1,090	974
4.380% due 10/25/2035 •	22	20
4.440% due 08/25/2035 ~	254	223
4.810% due 05/25/2035 •	16	15

Citigroup Mortgage Loan Trust, Inc.
1.277% due 12/25/2034 •	158	143
4.200% due 09/25/2035 •	721	628

Community Program Loan Trust
4.500% due 04/01/2029	50	49

Countrywide Alternative Loan Trust
0.953% due 02/20/2047 ^•	2,155	1,462
0.968% due 12/20/2046 ^•	10,022	7,435
0.973% due 07/20/2046 ^•	829	567
0.983% due 03/20/2046 •	377	289
1.107% due 07/25/2036 •	2,239	2,103
1.137% due 09/25/2046 ^•	447	377
1.147% due 06/25/2037 •	732	591
1.197% due 05/25/2035 •	132	103
1.217% due 02/25/2036 •	123	100
1.227% due 12/25/2035 •	537	464
1.237% due 11/25/2035 •	2,679	1,838
1.413% due 11/20/2035 •	290	236
1.447% due 05/25/2035 ^•	282	233
1.447% due 06/25/2035 •	1,990	1,630
1.567% due 10/25/2035 •	1,275	1,033
1.587% due 07/25/2035 •	5,995	5,833
1.607% due 10/25/2035 •	3,796	2,761
1.717% due 11/25/2035 •	2,282	1,843
2.739% due 08/25/2035 ~	4,072	3,528
2.806% due 03/25/2047 ^•	4,149	3,021
2.966% due 02/25/2036 •	845	700
3.216% due 11/25/2047 ^•	6,224	4,899
3.346% due 11/25/2047 ^•	11,352	8,994
5.500% due 11/25/2035 ^	1,200	908
5.500% due 03/25/2036 ^	89	59
5.750% due 03/25/2037 ^•	375	286
5.750% due 04/25/2047 ^	507	387
6.250% due 12/25/2033	27	26
6.500% due 11/25/2031	76	78

Countrywide Home Loan Mortgage Pass-Through Trust
1.527% due 04/25/2035 •	25	23
1.547% due 03/25/2035 •	34	26
1.587% due 03/25/2035 •	1,996	1,667
1.627% due 02/25/2035 •	75	62
1.647% due 02/25/2035 •	587	493
1.727% due 02/25/2035 •	107	86
1.867% due 09/25/2034 •	116	77
2.786% due 04/25/2035 ^~	34	4
3.601% due 06/19/2031 ~	2	2
3.711% due 02/20/2036 ^•	129	102
3.744% due 02/20/2035 ~	176	164
3.785% due 08/25/2034 ~	56	52
3.793% due 02/20/2036 ^•	192	165
3.866% due 02/25/2034 ~	50	45
4.021% due 07/19/2033 ~	73	67
4.089% due 02/19/2034 ~	12	11
4.096% due 05/19/2033 ~	9	8
4.107% due 08/25/2034 ^~	347	342
4.136% due 02/19/2034 ~	17	16
6.000% due 11/25/2037 ^	160	121

Credit Suisse First Boston Mortgage Securities Corp.
2.097% due 09/25/2034 ^•	1,073	1,006
2.383% due 03/25/2032 ~	98	83
2.912% due 12/25/2032 ^~	37	28
3.811% due 12/25/2033 ~	243	213
3.953% due 06/25/2033 ~	242	214
5.750% due 04/25/2033	9	9
6.250% due 07/25/2035	321	326
7.000% due 02/25/2033	17	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.800% due 07/25/2033 ~	$13	$12
4.266% due 10/25/2033 ~	104	94
5.500% due 11/25/2035	235	198

Credit Suisse Mortgage Capital Certificates
3.549% due 08/26/2058	636	661
5.750% due 12/26/2035	352	315

Credit Suisse Mortgage Capital LLC
3.304% due 09/15/2037	10,000	9,991

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	300	244

Credit Suisse Mortgage Capital Trust
3.318% due 12/26/2059 ~	893	917
3.319% due 10/27/2059 ~	887	871
3.322% due 10/25/2058 ~	477	498

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.127% due 01/25/2047 •	6,479	5,012

Downey Savings & Loan Association Mortgage Loan Trust
2.906% due 04/19/2046 •	535	457

First Horizon Alternative Mortgage Securities Trust
3.507% due 03/25/2035 ~	149	110
3.534% due 09/25/2034 ~	858	785
3.776% due 06/25/2034 ~	1,437	1,316
3.796% due 07/25/2035 ~	8,448	7,603

GMAC Mortgage Corp. Loan Trust
5.500% due 05/25/2035 ~	10	8

GreenPoint Mortgage Funding Trust
1.157% due 04/25/2036 •	234	206
1.407% due 06/25/2045 •	16,158	12,762

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	15,900	15,110
3.551% due 04/10/2034	7,490	7,511
3.924% due 10/10/2032	13,300	12,161

GSMPS Mortgage Loan Trust
1.297% due 09/25/2035 •	23,339	18,752
1.297% due 01/25/2036 •	28,273	21,758
7.000% due 06/25/2043	476	501
8.000% due 09/19/2027 ~	232	222

GSR Mortgage Loan Trust
1.297% due 01/25/2034 •	7	7
3.914% due 04/25/2035 ~	581	502
3.932% due 01/25/2036 ^~	258	237
4.398% due 09/25/2035 ~	86	84
4.461% due 04/25/2035 ~	657	575
6.000% due 03/25/2032	1	1

HarborView Mortgage Loan Trust
0.930% due 07/19/2046 ^•	2,240	1,276
0.940% due 02/19/2046 •	350	294
0.955% due 12/19/2036 •	1,313	952
1.190% due 05/19/2035 •	189	177
1.230% due 03/19/2036 ^•	243	197
1.450% due 01/19/2035 •	24	20
2.138% due 06/19/2035 •	10,293	9,579
2.834% due 06/19/2045 ^•	271	150
3.782% due 11/19/2034 ~	10	9
4.261% due 12/19/2035 ^~	11	9
4.371% due 08/19/2034 ~	131	115

Impac CMB Trust
1.847% due 10/25/2033 •	24	22

Impac Secured Assets Trust
1.297% due 05/25/2036 •	54	44
1.377% due 08/25/2036 •	102	101

IndyMac Adjustable Rate Mortgage Trust
3.528% due 01/25/2032 ~	4	3

IndyMac Mortgage Loan Trust
1.067% due 07/25/2036 •	17,582	14,046
1.137% due 09/25/2046 •	589	466
1.177% due 07/25/2046 •	17,803	16,246
1.247% due 06/25/2037 ^•	140	71
1.427% due 04/25/2035 •	143	110
1.507% due 03/25/2035 •	62	57
1.587% due 02/25/2035 •	1,209	992
1.587% due 07/25/2045 •	44	36
1.747% due 11/25/2034 •	3,814	3,088
2.167% due 09/25/2034 •	112	93

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.493% due 06/25/2036 ~	$2,131	$1,537
3.612% due 06/25/2036 ~	1,142	1,012
3.717% due 02/25/2036 ~	5,336	4,371

InTown Hotel Portfolio Trust
1.405% due 01/15/2033 •	4,600	4,271
1.755% due 01/15/2033 •	2,600	2,384
1.955% due 01/15/2033 •	2,900	2,610
2.755% due 01/15/2033 •	8,100	7,198

JPMorgan Alternative Loan Trust
2.113% due 06/27/2037 •	2,443	1,904
3.537% due 10/25/2036 ~	6,283	5,967
10.149% due 06/27/2037 ~	14,220	10,841

JPMorgan Chase Commercial Mortgage Securities Trust
1.555% due 10/15/2032 •	5,438	5,474
1.805% due 10/15/2032 •	3,500	3,460
2.105% due 10/15/2032 •	3,600	3,350
2.713% due 08/15/2049	11,200	11,451
2.845% due 10/15/2032 •	5,540	5,139

JPMorgan Mortgage Trust
3.713% due 10/25/2035 ^~	51	40
4.078% due 07/25/2035 ~	1,643	1,546
4.186% due 10/25/2035 ~	127	105
4.208% due 06/25/2035 ~	100	81
5.000% due 07/25/2036	468	386
5.141% due 04/25/2035 ~	37	37

LB-UBS Commercial Mortgage Trust
6.276% due 04/15/2041 ~	5,244	5,323

Lehman Mortgage Trust
5.500% due 02/25/2036 ^	308	232

Lehman XS Trust
1.177% due 04/25/2046 ^•	754	702

MASTR Adjustable Rate Mortgages Trust
1.277% due 12/25/2034 •	402	357
1.497% due 09/25/2037 •	3,500	1,308
3.776% due 12/25/2033 ~	48	44
3.971% due 07/25/2035 ~	11,955	7,028

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.405% due 11/15/2031 •	65	60

Merrill Lynch Mortgage Investors Trust
1.427% due 08/25/2035 •	12,000	8,874
1.567% due 08/25/2028 •	8	7
1.587% due 10/25/2028 •	94	87
1.687% due 03/25/2028 •	12	11
3.551% due 04/25/2035 ~	17	15
4.115% due 08/25/2033 ~	112	4
4.356% due 11/25/2035 •	5,842	5,356

Morgan Stanley Capital Trust
1.705% due 05/15/2036 •	900	770

Morgan Stanley Mortgage Loan Trust
1.207% due 03/25/2036 •	2,052	1,448
3.997% due 10/25/2034 ~	54	50

Morgan Stanley Resecuritization Trust
1.787% due 06/26/2047 •	16,337	13,540

Motel 6 Trust
1.625% due 08/15/2034 •	7,261	6,819
1.895% due 08/15/2034 •	14,364	12,788
2.855% due 08/15/2034 •	1,444	1,286

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	513	490

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	40,989	41,073
4.500% due 05/25/2058 ~	888	923

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.254% due 10/25/2034 þ	6,871	6,392

One Bryant Park Trust
2.516% due 09/15/2054	14,330	14,633

RBS Acceptance, Inc.
4.826% due 06/25/2024 ~	6	6

RBSSP Resecuritization Trust
3.377% due 12/26/2037 •	55	55

Ready Captial Mortgage Financing LLC
1.947% due 03/25/2034 •	14,000	12,717

Residential Accredit Loans, Inc. Trust
1.137% due 04/25/2046 •	973	747

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.147% due 10/25/2046 •	$16,599	$14,367
1.157% due 06/25/2037 •	212	189
2.910% due 10/25/2037 ~	1,453	1,166
4.367% due 09/25/2034 ~	6	6
6.000% due 12/25/2035	5,756	5,211
6.500% due 10/25/2036 ^	2,427	2,133

Residential Asset Securitization Trust
1.297% due 10/25/2048 •	2	2
1.397% due 02/25/2034 •	31	25
1.397% due 04/25/2035 ^•	728	446
6.250% due 08/25/2036	2,579	2,032
6.500% due 04/25/2037 ^	4,495	1,815

Residential Funding Mortgage Securities, Inc. Trust
4.225% due 06/25/2035 ~	256	246
4.416% due 09/25/2035 ~	9,920	7,507
4.813% due 02/25/2036 ^~	79	61

RESIMAC Bastille Trust
2.307% due 09/05/2057 •	2,633	2,616

RiverView HECM Trust
0.670% due 05/25/2047 •	20,480	18,204

SACO, Inc.
7.000% due 08/25/2036	6	6

Sequoia Mortgage Trust
1.003% due 02/20/2035 •	82	70
1.100% due 10/19/2026 •	38	35
1.393% due 11/20/2034 •	34	29
1.533% due 10/20/2027 •	7	6
1.573% due 10/20/2027 •	21	19
2.133% due 10/20/2027 •	292	269
2.449% due 02/20/2034 •	144	127
2.495% due 05/20/2034 •	373	335
3.202% due 06/20/2034 ~	77	69
3.273% due 08/20/2034 ~	87	79
3.389% due 09/20/2032 ~	27	23
3.395% due 01/20/2047 ^~	659	468

SG Commercial Mortgage Securities Trust
2.895% due 10/10/2048	3,000	3,095

Silverstone Master Issuer PLC
2.389% due 01/21/2070 •	430	423

Structured Adjustable Rate Mortgage Loan Trust
1.287% due 08/25/2035 •	101	100
1.682% due 06/25/2034 •	407	354
3.366% due 01/25/2035 ^•	508	419
3.366% due 05/25/2035 ^•	653	477
3.872% due 02/25/2034 ~	65	59
4.059% due 02/25/2036 ^~	391	342
4.111% due 04/25/2034 ~	55	49

Structured Asset Mortgage Investments Trust
1.227% due 02/25/2036 ^•	267	226
1.257% due 12/25/2035 ^•	3,237	2,791
1.350% due 07/19/2034 •	638	545
1.450% due 03/19/2034 •	193	172
1.487% due 08/25/2035 •	4,277	3,839
1.590% due 10/19/2033 •	59	51

Structured Asset Mortgage Investments, Inc.
6.750% due 05/02/2030 ~	68	7

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	1,276	627

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.636% due 07/25/2032 ~	2	2

Tharaldson Hotel Portfolio Trust
1.755% due 11/11/2034 •	11,341	10,879
2.105% due 11/11/2034 •	21,467	20,732
2.355% due 11/11/2034 •	10,693	9,874
3.005% due 11/11/2034 •	17,903	15,507

Travelers Mortgage Services, Inc.
1.600% due 05/25/2020	3	3

Wachovia Bank Commercial Mortgage Trust
0.936% due 10/15/2041 ~(a)	99	0

Wachovia Mortgage Loan Trust LLC
4.260% due 10/20/2035 ~	278	235

WaMu Mortgage Pass-Through Certificates Trust
1.207% due 11/25/2045 •	3,205	2,965
1.217% due 12/25/2045 •	3,269	2,945
1.317% due 05/25/2034 •	25,933	20,694
1.367% due 06/25/2044 •	2,532	2,162

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.447% due 07/25/2044 •	$28	$25
1.687% due 11/25/2034 •	178	160
1.727% due 10/25/2044 •	479	434
2.005% due 11/25/2041 ~	4	3
2.207% due 07/25/2045 •	277	235
2.484% due 08/25/2046 •	4,786	3,874
2.806% due 11/25/2046 •	17,723	14,239
2.966% due 08/25/2046 •	10,648	9,397
3.366% due 06/25/2042 •	173	146
3.366% due 08/25/2042 •	2,018	1,742
3.533% due 03/25/2033 ~	133	120
4.100% due 01/25/2033 ~	1,638	1,453
4.373% due 06/25/2034 ~	56	51
4.448% due 08/25/2033 ~	10	10

WaMu Mortgage-Backed Pass-Through Certificates
3.772% due 12/19/2039 ~	196	176

Washington Mutual Mortgage Pass-Through Certificates Trust
1.597% due 10/25/2035 •	656	512
2.796% due 11/25/2046 •	12,855	9,921
3.848% due 12/25/2032 ~	186	165
4.087% due 11/25/2030 ~	28	25
5.750% due 03/25/2033	107	102

Wells Fargo Commercial Mortgage Trust
1.647% due 12/13/2031 •	21,320	20,284
1.897% due 12/13/2031 •	17,700	16,906
2.641% due 12/13/2031 •	1,242	1,016

Wells Fargo Mortgage Loan Trust
3.791% due 09/27/2036 ~	1,799	1,585

Wells Fargo Mortgage-Backed Securities Trust
4.349% due 12/25/2036 ^~	115	107

Total Non-Agency Mortgage-Backed Securities (Cost $1,073,612)		1,019,797

ASSET-BACKED SECURITIES 43.9%

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	792	587

Accredited Mortgage Loan Trust
1.207% due 09/25/2036 •	347	324
2.027% due 04/25/2035 •	1,570	1,449

ACE Securities Corp. Home Equity Loan Trust
1.997% due 12/25/2033 •	373	345
1.997% due 07/25/2034 •	72	70

AFC Home Equity Loan Trust
1.547% due 06/25/2028 •	230	218
1.617% due 04/25/2028 •	13	13

American Credit Acceptance Receivables Trust
3.060% due 07/12/2022	4,059	4,061

American Home Mortgage Investment Trust
1.307% due 08/25/2035 •	6	4

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.817% due 10/25/2035 •	14,780	13,097
1.862% due 01/25/2035 •	793	747
1.997% due 11/25/2034 •	7,513	6,919
2.057% due 03/25/2035 •	6,305	5,648

Amortizing Residential Collateral Trust
1.947% due 10/25/2034 •	3,337	3,034

Arbor Realty Commercial Real Estate Notes Ltd.
1.855% due 05/15/2037 •	2,900	2,591

Ares CLO Ltd.
3.026% due 04/17/2026 •	210	210

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.287% due 11/25/2035 •	285	282
1.437% due 10/25/2035 •	1,000	947
1.457% due 10/25/2035 •	37,500	30,109
1.997% due 11/25/2034 •	1,272	1,254
2.072% due 05/25/2034 •	1,231	903

Asset-Backed Funding Certificates Trust
1.087% due 11/25/2036 •	10,991	7,137
1.627% due 04/25/2033 •	594	508
1.967% due 03/25/2032 •	426	406

Asset-Backed Securities Corp. Home Equity Loan Trust
1.225% due 06/15/2031 •	111	93

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.892% due 09/25/2034 •	$363	$350
2.055% due 04/15/2033 •	41	38

B2R Mortgage Trust
2.567% due 06/15/2049	9,686	9,651

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ	43	43

Bear Stearns Asset-Backed Securities Trust
1.097% due 07/25/2036 •	8,274	8,206
1.107% due 08/25/2036 •	728	839
1.197% due 07/25/2036 •	21,022	16,524
1.437% due 09/25/2035 •	533	523
1.497% due 10/25/2036 •	4,128	2,666
1.578% due 09/25/2034 •	64	61
1.607% due 10/25/2032 •	18	18
1.647% due 11/25/2035 ^•	1,317	1,083
1.747% due 10/27/2032 •	19	18
1.847% due 12/25/2033 •	321	263
1.907% due 04/25/2035 •	1,448	1,433
1.947% due 10/25/2037 •	5,397	3,360
1.947% due 11/25/2042 •	126	120
2.127% due 06/25/2043 •	491	441
2.147% due 10/25/2032 •	59	57
2.197% due 08/25/2037 •	4,337	4,047
2.447% due 11/25/2042 •	77	74
2.597% due 11/25/2042 •	486	475
3.062% due 03/25/2035 •	3,000	2,123
4.200% due 07/25/2036 ~	416	390
5.500% due 01/25/2034 þ	31	30
5.500% due 12/25/2035	78	64
5.750% due 10/25/2033 þ	280	290
6.000% due 06/25/2034 þ	394	378

Bowman Park CLO Ltd.
2.863% due 11/23/2025 •	13,933	13,780

Business Jet Securities LLC
4.447% due 06/15/2033	889	723

CDC Mortgage Capital Trust
1.567% due 01/25/2033 •	13	13
1.997% due 01/25/2033 •	186	183

Centex Home Equity Loan Trust
1.637% due 09/25/2034 •	93	89
1.667% due 06/25/2034 •	403	360
5.660% due 09/25/2034 þ	666	665

Chase Funding Trust
1.527% due 11/25/2034 •	2	2
1.847% due 05/25/2033 •	4,614	4,286
4.537% due 09/25/2032	1	1

Chesapeake Funding LLC
1.950% due 09/15/2031	17,987	17,769
2.940% due 04/15/2031	23,131	23,041

CIT Group Home Equity Loan Trust
1.922% due 12/25/2031 •	177	167

Citigroup Mortgage Loan Trust
1.027% due 01/25/2037 •	158	117
1.397% due 11/25/2045 •	2,817	2,757

Citigroup Mortgage Loan Trust, Inc.
1.217% due 06/25/2037 •	8,198	5,879
1.892% due 08/25/2035 •	1,329	1,309
5.550% due 08/25/2035 þ	402	377
5.629% due 08/25/2035 þ	2,232	2,042

College Avenue Student Loans LLC
2.147% due 12/26/2047 •	7,844	7,504
3.280% due 12/28/2048	18,961	19,366
4.130% due 12/26/2047	10,704	11,421

Conseco Finance Corp.
6.220% due 03/01/2030	278	282
6.760% due 03/01/2030 ~	24	24
6.870% due 04/01/2030 ~	5	5

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~	23,610	11,542

Countrywide Asset-Backed Certificates
1.097% due 01/25/2037 •	20,063	19,049
1.117% due 06/25/2037 •	780	781
1.137% due 11/25/2037 •	581	562
1.197% due 01/25/2037 •	8,725	7,980
1.217% due 09/25/2036 •	2,972	2,849
1.317% due 04/25/2036 •	325	308
1.407% due 04/25/2036 •	6,475	5,621

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.817% due 04/25/2034 •	$871	$857
1.847% due 05/25/2032 •	166	142
1.907% due 12/25/2035 •	6,500	5,696
1.947% due 09/25/2032 •	188	169
1.997% due 08/25/2035 •	1,495	1,478

Countrywide Asset-Backed Certificates Trust
1.087% due 03/25/2047 •	4,158	4,018
1.097% due 09/25/2046 •	20,000	19,269
1.197% due 04/25/2046 ^•	13,503	11,861
1.427% due 05/25/2036 •	50,400	40,614
1.437% due 02/25/2036 •	439	440
1.477% due 02/25/2036 •	4,696	4,562
1.677% due 04/25/2036 ^•	5,500	4,365
1.687% due 08/25/2047 •	1,188	1,063
5.125% due 12/25/2034 ~	3,873	3,782
6.047% due 05/25/2036 ^þ	317	264

Countrywide Asset-Backed Certificates Trust, Inc.
1.407% due 09/25/2034 •	1	1
1.687% due 12/25/2034 •	22	21
1.727% due 11/25/2034 •	608	525
1.922% due 10/25/2034 •	1,178	1,115

Credit Acceptance Auto Loan Trust
3.210% due 08/17/2026	2,300	2,289
3.330% due 02/15/2028	13,280	13,220
3.600% due 04/15/2027	5,000	5,020

Credit Suisse First Boston Mortgage Securities Corp.
1.307% due 05/25/2044 •	23	23
1.567% due 01/25/2032 •	9	8

Credit-Based Asset Servicing & Securitization LLC
6.780% due 05/25/2035 þ	321	311

CVP Cascade CLO Ltd.
2.993% due 01/16/2026 •	4,635	4,614

CWHEQ Revolving Home Equity Loan Trust
0.895% due 04/15/2032 •	2,159	2,051

DRB Prime Student Loan Trust
2.647% (US0001M + 1.700%) due 01/25/2040 ~	4,009	4,016

Dryden Senior Loan Fund
2.731% due 10/15/2027 •	42,425	40,673

Earnest Student Loan Program LLC
2.680% due 07/25/2035	1,058	1,064

EMC Mortgage Loan Trust
2.447% due 08/25/2040 •	274	251

Encore Credit Receivables Trust
1.877% due 11/25/2035 •	10,000	8,380

EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033 þ	202	205

Equity One Mortgage Pass-Through Trust
1.627% due 07/25/2034 •	4	3

First Franklin Mortgage Loan Trust
1.057% due 12/25/2037 •	749	628
1.427% due 12/25/2035 •	1,754	1,729
1.622% due 11/25/2035 •	1,900	1,688

First NLC Trust
1.087% due 08/25/2037 •	34,347	17,936
1.227% due 08/25/2037 •	1,876	1,005

Ford Credit Auto Owner Trust
3.190% due 07/15/2031	7,735	8,554

Fremont Home Loan Trust
1.082% due 10/25/2036 •	47,300	38,768
1.087% due 01/25/2037 •	10,554	5,961
1.802% due 07/25/2034 •	5,613	5,016

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023	11,165	11,067
3.060% due 04/17/2023	2,625	2,570

GMF Floorplan Owner Revolving Trust
2.700% due 04/15/2024	10,600	10,569
2.900% due 04/15/2026	26,500	24,494

Greystone Commercial Real Estate Notes Ltd.
1.885% due 09/15/2037 •	1,600	1,405

GSAMP Trust
1.247% due 10/25/2036 ^•	5,320	325
1.682% due 09/25/2035 ^•	17,220	16,417
1.772% due 03/25/2034 •	827	746
1.922% due 08/25/2033 •	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
1.547% due 11/25/2032 •	$1	$1
1.547% due 12/25/2035 •	13,400	12,017
1.742% due 07/25/2034 •	260	246
1.862% due 03/25/2035 •	6,691	6,264
1.867% due 02/25/2033 •	1	1

Home Equity Loan Trust
1.137% due 04/25/2037 •	4,192	3,562

Home Equity Mortgage Loan Asset-Backed Trust
1.107% due 07/25/2037 •	106	59
1.147% due 03/25/2036 •	6,501	6,317

Home Equity Mortgage Trust
5.800% due 05/25/2036 ^þ	52	50

HSI Asset Loan Obligation Trust
1.687% due 12/25/2036 •	12	4

HSI Asset Securitization Corp. Trust
1.307% due 12/25/2035 •	6,910	6,424

IMC Home Equity Loan Trust
7.310% due 11/20/2028	15	15

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
2.972% due 07/25/2034 •	475	429

IXIS Real Estate Capital Trust
1.047% due 01/25/2037 •	13,115	4,491
1.177% due 01/25/2037 •	47,908	17,187

Jamestown CLO Ltd.
3.056% due 01/17/2027 •	3,896	3,844

JPMorgan Mortgage Acquisition Corp.
1.597% due 12/25/2035 •	5,000	3,591

JPMorgan Mortgage Acquisition Trust
1.027% due 08/25/2036 •	2	1
1.057% due 08/25/2036 •	860	605

LA Arena Funding LLC
7.656% due 12/15/2026	406	399

Lehman XS Trust
1.097% due 04/25/2037 ^•	9	9

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •	2,900	2,822

Long Beach Mortgage Loan Trust
1.097% due 05/25/2036 •	18,818	11,491
1.107% due 11/25/2036 •	3,460	1,442
1.567% due 08/25/2033 •	352	319
1.802% due 07/25/2034 •	166	144
1.997% due 10/25/2034 •	64	60
1.997% due 06/25/2035 •	150	134
2.372% due 03/25/2032 •	130	129

Madison Park Funding Ltd.
3.079% due 07/20/2026 •	1,760	1,716

Massachusetts Educational Financing Authority
2.744% due 04/25/2038 •	377	374

MASTR Asset-Backed Securities Trust
1.077% due 08/25/2036 •	14,892	9,028
1.697% due 12/25/2034 ^•	452	409
1.772% due 10/25/2034 •	809	759

MASTR Specialized Loan Trust
1.797% due 05/25/2037 •	344	33

Merrill Lynch First Franklin Mortgage Loan Trust
2.447% due 10/25/2037 •	249	232

Merrill Lynch Mortgage Investors Trust
1.007% due 10/25/2037 ^•	314	127
1.027% due 09/25/2037 •	98	54
1.037% due 06/25/2037 •	746	253

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	1,328	1,381

Morgan Stanley ABS Capital, Inc. Trust
1.007% due 05/25/2037 •	120	100
1.047% due 11/25/2036 •	10,040	5,203
1.077% due 01/25/2037 •	65,384	24,803
1.097% due 06/25/2036 •	736	604
1.187% due 06/25/2036 •	9,230	7,684
1.277% due 03/25/2036 •	19,039	10,854
1.287% due 03/25/2037 •	24,556	11,832
2.947% due 07/25/2037 ^•	255	100
3.347% due 08/25/2034 •	108	107

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Dean Witter Capital, Inc. Trust
2.297% due 02/25/2033 •	$70	$67
3.422% due 01/25/2032 •	191	181

Morgan Stanley Mortgage Loan Trust
1.267% due 11/25/2036 •	673	186
1.467% due 10/25/2036 •	1,568	653

Navient Private Education Loan Trust
2.650% due 12/15/2028	3,176	3,209
2.740% due 02/15/2029	806	816
3.910% due 12/15/2045	5,747	5,897

Navient Private Education Refi Loan Trust
2.530% due 02/18/2042	172	172
2.820% due 02/15/2068	22,969	23,008
3.010% due 06/16/2042	887	886
3.030% due 01/15/2043	492	492

Navient Student Loan Trust
1.327% due 03/25/2067 •	22,178	21,974
1.797% due 06/25/2065 •	2,018	2,017
1.997% due 12/27/2066 •	10,612	10,415

Nelnet Student Loan Trust
1.747% due 09/25/2065 •	19,357	19,050
1.847% due 06/27/2067 •	41,669	39,922

New Century Home Equity Loan Trust
1.127% due 05/25/2036 •	237	188
1.397% due 02/25/2036 •	8,978	7,353

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.567% due 01/25/2036 •	206	288

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.277% due 03/25/2036 •	7,620	6,054

North Carolina State Education Assistance Authority
2.594% due 07/25/2036 •	4,400	4,330

NovaStar Mortgage Funding Trust
1.047% due 03/25/2037 •	13	5
1.727% due 05/25/2033 •	1	1

Ocean Trails CLO
2.607% due 08/13/2025 •	1,539	1,536

OneMain Financial Issuance Trust
3.300% due 03/14/2029	1,000	1,000

Option One Mortgage Loan Trust
1.727% due 02/25/2035 •	717	662
1.742% due 05/25/2034 •	15	14

Option One Mortgage Loan Trust Asset-Backed Certificates
1.273% due 08/20/2030 •	2	2

Palmer Square Loan Funding Ltd.
2.669% due 01/20/2027 •	1,089	1,068
2.701% due 10/24/2027 •	6,661	6,485

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.682% due 03/25/2035 •	1,148	1,139
1.922% due 10/25/2034 •	217	214
1.997% due 10/25/2034 •	11,119	10,088

Popular ABS Mortgage Pass-Through Trust
3.646% due 01/25/2036 ^þ	208	179

Prestige Auto Receivables Trust
2.970% due 12/15/2021	2,124	2,123

RAAC Trust
1.287% due 02/25/2036 •	4,727	4,625
1.347% due 06/25/2047 •	1,394	1,389
1.427% due 03/25/2037 •	959	952
2.147% due 09/25/2047 •	3,688	3,645
3.447% due 12/25/2035 •	1,447	1,345

Renaissance Home Equity Loan Trust
2.047% due 09/25/2037 •	674	305
2.147% due 08/25/2032 •	1,053	997
2.187% due 03/25/2033 •	12	11
4.934% due 08/25/2035 þ	74	74

Residential Asset Mortgage Products Trust
1.247% due 05/25/2036 ^•	21,059	18,296
1.307% due 02/25/2036 •	13,559	10,980

Residential Asset Securities Corp. Trust
1.097% due 01/25/2037 •	3,844	3,743
1.197% due 04/25/2037 •	8,542	8,361
1.207% due 07/25/2036 •	8,213	7,932
1.217% due 05/25/2037 •	1,755	1,726

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.377% due 01/25/2036 •	$15,400	$12,140
1.527% due 06/25/2033 •	688	543
1.592% due 03/25/2035 •	1,193	1,151
1.742% due 01/25/2035 •	25	25
2.227% due 07/25/2035 •	1,645	1,401

SACO Trust
1.307% due 05/25/2036 •	452	422
1.467% due 06/25/2036 ^•	78	73

SACO, Inc.
1.697% due 07/25/2035 •	53	42

Salomon Mortgage Loan Trust
1.847% due 11/25/2033 •	286	275

Santander Drive Auto Receivables Trust
2.280% due 09/15/2023	19,900	19,479

Saxon Asset Securities Trust
1.257% due 09/25/2037 •	1,719	1,548
1.447% due 03/25/2032 •	134	129
1.487% due 03/25/2035 •	685	569
2.697% due 12/25/2037 •	16,316	14,969

Securitized Asset-Backed Receivables LLC Trust
0.997% due 10/25/2036 ^•	844	325
1.097% due 12/25/2036 •	25,552	15,257

Securitized Term Auto Receivables Trust
2.862% due 05/25/2021	545	546

SG Mortgage Securities Trust
1.077% due 07/25/2036 •	57,756	28,971

Shenton Aircraft Investment Ltd.
4.750% due 10/15/2042	10,499	8,535

SLC Student Loan Trust
0.851% due 03/15/2027 •	3,823	3,806
1.641% due 06/15/2021 •	4,360	4,216
2.554% due 11/25/2042 •	2,163	2,140

SLM Private Education Loan Trust
2.955% due 06/16/2042 •	10,117	10,147

SLM Student Loan Trust
1.904% due 01/27/2025 •	3,708	3,681
1.941% due 12/15/2033 •	24,845	24,264
2.694% due 07/25/2023 •	12,839	12,482
3.294% due 04/25/2023 •	17,156	17,114
3.494% due 07/25/2023 •	9,325	8,816

SMB Private Education Loan Trust
1.055% due 02/16/2026 •	366	366
2.105% due 07/15/2027 •	1,072	1,071
2.490% due 06/15/2027	5,929	5,824
2.880% due 09/15/2034	2,559	2,614

SoFi Professional Loan Program LLC
1.860% due 11/26/2040	7,715	7,701
2.130% due 11/16/2048	1,771	1,769
2.370% due 11/16/2048	40,000	40,363
2.630% due 07/25/2040	39,239	38,966
2.740% due 05/25/2040	29,253	29,633
2.780% due 08/17/2048	15,455	15,502

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	17,757	17,701
3.120% due 02/25/2048	1,140	1,146

Sound Point CLO Ltd.
2.956% due 01/23/2029 •	4,000	3,888

Soundview Home Loan Trust
1.117% due 07/25/2037 •	43,434	34,932
1.117% due 08/25/2037 •	34,143	27,139
1.847% due 10/25/2037 •	94,727	71,843
1.947% due 09/25/2037 •	2,469	1,722
2.247% due 11/25/2033 •	34	33

South Carolina Student Loan Corp.
2.580% due 09/03/2024 •	258	256

Specialty Underwriting & Residential Finance Trust
1.087% due 06/25/2037 •	14,117	12,145
1.847% due 06/25/2036 •	16,022	13,836
2.147% due 10/25/2035 •	57	54

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	4,562	4,300

Springleaf Funding Trust
2.680% due 07/15/2030	37,500	36,004

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	916	915

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
1.607% due 04/25/2035 •	$3,073	$2,971
1.712% due 08/25/2035 •	1,500	1,370
1.922% due 09/25/2034 •	68	65
2.222% due 12/25/2034 •	813	675
2.372% due 04/25/2034 •	18	18

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.375% due 08/25/2031	36	33

Towd Point Mortgage Trust
1.947% due 10/25/2059 •	1,242	1,216
2.900% due 10/25/2059 ~	28,131	27,557
3.000% due 11/25/2058 ~	1,207	1,221

Tralee CLO Ltd.
2.849% due 10/20/2027 •	34,086	33,562

Tricon American Homes Trust
2.716% due 09/17/2034	11,518	11,451
2.916% due 09/17/2034	8,700	8,581
3.215% due 09/17/2034	1,200	1,175

TruPS Financials Note Securitization Ltd.
2.686% due 09/20/2039 •	24,366	22,416

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	239	229

Upstart Securitization Trust
2.684% due 01/21/2030	780	776
2.897% due 09/20/2029	419	389
3.450% due 04/20/2026	63	62

Utah State Board of Regents
1.697% due 01/25/2057 •	9,917	9,814

Venture CLO Ltd.
2.711% due 07/15/2027 •	14,341	14,078

Washington Mutual Asset-Backed Certificates Trust
1.007% due 10/25/2036 •	98	43

Wells Fargo Home Equity Asset-Backed Securities Trust
2.522% due 02/25/2035 •	3,500	3,326

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.577% due 04/25/2034 •	59	56

Westlake Automobile Receivables Trust
3.060% due 05/16/2022	15,460	15,408
3.200% due 01/16/2024	8,378	8,355

World Omni Automobile Lease Securitization Trust
2.890% due 11/15/2021	10,219	10,253

Total Asset-Backed Securities (Cost $1,852,271)		1,758,284

SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (d) 0.1%
		3,980

U.S. TREASURY BILLS 1.3%
0.183% due 04/07/2020 - 06/18/2020 (b)(c)(f)(h)	54,212	54,203

Total Short-Term Instruments (Cost $58,182)		58,183

Total Investments in Securities (Cost $5,063,559)		4,972,653

	SHARES
INVESTMENTS IN AFFILIATES 8.5%

SHORT-TERM INSTRUMENTS 8.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.5%

PIMCO Short-Term Floating NAV Portfolio III	34,495,890	338,784

Total Short-Term Instruments (Cost $339,654)		338,784

Total Investments in Affiliates (Cost $339,654)		338,784

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

MARKET VALUE (000S)
Total Investments 132.7% (Cost $5,403,213)	$5,311,437

Financial Derivative Instruments (e)(g) (0.2)% (Cost or Premiums, net $(6,324))	(6,635)

Other Assets and Liabilities, net (32.5)%	(1,302,191)

Net Assets 100.0%	$4,002,611

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$3,980	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(4,060)	$3,980	$3,980

Total Repurchase Agreements						$(4,060)	$3,980	$3,980

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$3,980	$0	$0	$3,980	$(4,060)	$(80)

Total Borrowings and Other Financing Transactions	$3,980	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(1,111) at a weighted average interest rate of 2.059%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	809	$	178,290	$2,832	$0	$(25)

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2020	172	$	(21,562)	$(710)	$8	$0
U.S. Treasury 10-Year Note June Futures	06/2020	454		(62,964)	(2,792)	64	0

					$(3,502)	$72	$0

Total Futures Contracts					$(670)	$72	$(25)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	Semi-Annual	12/18/2021	$	4,900	$18	$(128)	$(110)	$0	$(1)
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		37,900	442	(936)	(494)	0	(33)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2023		42,500	434	(2,838)	(2,404)	0	(24)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		176,400	(6,234)	(21,802)	(28,036)	159	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		64,900	3,696	(9,029)	(5,333)	143	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		40,500	2,399	(5,718)	(3,319)	61	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		13,600	1,178	(2,098)	(920)	35	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		14,800	(25)	(1,889)	(1,914)	76	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		11,800	367	(1,312)	(945)	62	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		49,400	(587)	(4,306)	(4,893)	249	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		28,600	(505)	(3,052)	(3,557)	144	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		14,100	(13)	(1,773)	(1,786)	77	0
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		320,180	13,563	(30,391)	(16,828)	1,814	0

Total Swap Agreements							$14,733	$(85,272)	$(70,539)	$2,820	$(58)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$72	$2,820	$2,892	$0	$(25)	$(58)	$(83)

(f)

Securities with an aggregate market value of $1,521 and cash of $35,026 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	Specialty Underwriting & Residential Finance Trust 4.354% due 02/25/2035	(1.240)%	Monthly	02/25/2035	$	24	$0	$1	$1	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$	81	$0	$14	$14	$0

GST	Ameriquest Mortgage Securities, Inc. 3.364% due 09/25/2034	0.960	Monthly	09/25/2034		10	(4)	4	0	0
	Encore Credit Receivables Trust 3.094% due 07/25/2035	0.690	Monthly	07/25/2035		421	(147)	83	0	(64)
	Structured Asset Investment Loan Trust 4.354% due 11/25/2034	1.950	Monthly	11/25/2034		1	0	0	0	0

							$(151)	$101	$14	$(64)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	17,670	$(4,008)	$2,876	$0	$(1,132)

DUB	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		128	(51)	17	0	(34)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		30,000	(286)	(253)	0	(539)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		25,139	(575)	579	4	0

FBF	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037		1,565	(1,327)	1,069	0	(258)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		4,000	(28)	(84)	0	(112)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		20,656	(760)	750	0	(10)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		105,850	(2,202)	1,041	0	(1,161)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,024	5	(5)	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		10,730	(401)	396	0	(5)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		1,650	(71)	67	0	(4)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		81,800	(5,071)	4,543	0	(528)

JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,900	(73)	30	0	(43)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		23,277	(504)	508	4	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		71,400	(3,276)	3,081	0	(195)

MYC	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		13,500	(38)	(341)	0	(379)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		23,277	(505)	509	4	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		24,826	(864)	852	0	(12)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		38,100	(854)	436	0	(418)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		50,000	173	(1,071)	0	(898)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		131,000	(339)	(3,334)	0	(3,673)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		12,115	149	(155)	0	(6)

							$(20,906)	$11,511	$12	$(9,407)

Total Swap Agreements							$(21,057)	$11,613	$27	$(9,471)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$14	$14	$0	$0	$(1,132)	$(1,132)	$(1,118)	$936	$(182)
BRC	0	0	1	1	0	0	0	0	1	(200)	(199)
DUB	0	0	4	4	0	0	(573)	(573)	(569)	334	(235)
FBF	0	0	0	0	0	0	(380)	(380)	(380)	680	300
GST	0	0	0	0	0	0	(1,762)	(1,762)	(1,762)	2,117	355
JPS	0	0	4	4	0	0	(238)	(238)	(234)	584	350
MYC	0	0	4	4	0	0	(391)	(391)	(387)	583	196
SAL	0	0	0	0	0	0	(4,995)	(4,995)	(4,995)	5,495	500

Total Over the Counter	$0	$0	$27	$27	$0	$0	$(9,471)	$(9,471)

(h)

Securities with an aggregate market value of $11,244 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$72	$72
Swap Agreements	0	0	0	0	2,820	2,820

	$0	$0	$0	$0	$2,892	$2,892

Over the counter
Swap Agreements	$0	$27	$0	$0	$0	$27

	$0	$27	$0	$0	$2,892	$2,919

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	0	0	0	58	58

	$0	$0	$0	$0	$83	$83

Over the counter
Swap Agreements	$0	$9,471	$0	$0	$0	$9,471

	$0	$9,471	$0	$0	$83	$9,554

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$28	$28
Futures	0	0	0	0	1,088	1,088
Swap Agreements	0	0	0	0	(2,733)	(2,733)

	$0	$0	$0	$0	$(1,617)	$(1,617)

Over the counter
Written Options	$0	$0	$0	$0	$132	$132
Swap Agreements	0	6,205	0	0	0	6,205

	$0	$6,205	$0	$0	$132	$6,337

	$0	$6,205	$0	$0	$(1,485)	$4,720

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,260)	$(1,260)
Swap Agreements	0	0	0	0	(81,476)	(81,476)

	$0	$0	$0	$0	$(82,736)	$(82,736)

Over the counter
Swap Agreements	$0	$(13,468)	$0	$0	$0	$(13,468)

	$0	$(13,468)	$0	$0	$(82,736)	$(96,204)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$26,690	$0	$26,690
Industrials	0	6,081	0	6,081
Municipal Bonds & Notes
Texas	0	402	0	402
West Virginia	0	3,075	0	3,075
U.S. Government Agencies	0	2,089,897	0	2,089,897
U.S. Treasury Obligations	0	10,244	0	10,244
Non-Agency Mortgage-Backed Securities	0	1,019,797	0	1,019,797
Asset-Backed Securities	0	1,758,284	0	1,758,284
Short-Term Instruments
Repurchase Agreements	0	3,980	0	3,980
U.S. Treasury Bills	0	54,203	0	54,203

	$0	$4,972,653	$0	$4,972,653

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$338,784	$0	$0	$338,784

Total Investments	$338,784	$4,972,653	$0	$5,311,437

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$72	$2,820	$0	$2,892
Over the counter	0	27	0	27

	$72	$2,847	$0	$2,919

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(25)	(58)	0	(83)
Over the counter	0	(9,471)	0	(9,471)

	$(25)	$(9,529)	$0	$(9,554)

Total Financial Derivative Instruments	$47	$(6,682)	$0	$(6,635)

Totals	$338,831	$4,965,971	$0	$5,304,802

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.1%

ARGENTINA 0.5%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	5,210	$59

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
6.875% due 04/22/2021		$7,000	2,047
38.039% (ARLLMONP) due 06/21/2020 ~	ARS	240	2

Autonomous City of Buenos Aires Argentina
32.413% due 03/29/2024 ~		3,770	31
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		6,850	64

Provincia de Buenos Aires
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~		64,270	377

			2,521

Total Argentina (Cost $10,450)			2,580

BAHRAIN 0.2%

SOVEREIGN ISSUES 0.2%

Bahrain Government International Bond
6.125% due 07/05/2022		$1,000	954

Total Bahrain (Cost $1,052)			954

BRAZIL 6.0%

CORPORATE BONDS & NOTES 5.2%

Banco Bradesco S.A.
2.850% due 01/27/2023		$1,400	1,325

Banco BTG Pactual S.A.
4.500% due 01/10/2025		1,000	880

Braskem Netherlands Finance BV
4.500% due 01/10/2028		5,000	3,999

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		6,800	6,879

Caixa Economica Federal
3.500% due 11/07/2022		1,470	1,430

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		400	356

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		1,200	1,143
5.750% due 01/22/2021		1,000	1,006

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (c)(e)		3,151	35

Petrobras Global Finance BV
5.093% due 01/15/2030		2,000	1,832
6.125% due 01/17/2022		5,362	5,394
8.375% due 05/23/2021		827	849

			25,128

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		2,700	2,706

SOVEREIGN ISSUES 0.2%

Brazil Government International Bond
2.625% due 01/05/2023		200	202
4.250% due 01/07/2025		700	740

			942

Total Brazil (Cost $31,092)			28,776

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 4.9%

CORPORATE BONDS & NOTES 4.9%

Baidu, Inc.
3.000% due 06/30/2020	$300	$301

Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020	2,200	2,214

KSA Sukuk Ltd.
2.894% due 04/20/2022	3,612	3,630

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	2,153	1,827

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)	5,219	1,714

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	742	597

QNB Finance Ltd.
2.875% due 04/29/2020	10,500	10,492
3.500% due 03/28/2024	2,800	2,779

Total Cayman Islands (Cost $26,225)		23,554

CHILE 1.6%

CORPORATE BONDS & NOTES 1.6%

Banco del Estado de Chile
2.668% due 01/08/2021	$800	801
4.125% due 10/07/2020	400	402

Banco Santander Chile
2.700% due 01/10/2025	700	675

Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022	4,300	4,290

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	1,300	1,254

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	230	209
4.500% due 08/15/2025	117	100

Total Chile (Cost $8,040)		7,731

CHINA 1.1%

CORPORATE BONDS & NOTES 1.1%

CNAC HK Finbridge Co. Ltd.
3.000% due 07/19/2020	$600	599

CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	1,000	1,076

Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020	1,400	1,402
4.375% due 04/10/2024	2,000	2,139

Total China (Cost $4,999)		5,216

COLOMBIA 0.3%

CORPORATE BONDS & NOTES 0.1%

Ecopetrol S.A.
5.375% due 06/26/2026	$560	549

SOVEREIGN ISSUES 0.2%

Colombia Government International Bond
2.625% due 03/15/2023	1,000	977

Total Colombia (Cost $1,519)		1,526

COSTA RICA 0.0%

CORPORATE BONDS & NOTES 0.0%

Instituto Costarricense de Electricidad
6.950% due 11/10/2021	$200	191

Total Costa Rica (Cost $208)		191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DOMINICAN REPUBLIC 2.1%

SOVEREIGN ISSUES 2.1%

Dominican Republic International Bond
7.500% due 05/06/2021	$10,213	$10,244

Total Dominican Republic (Cost $10,539)		10,244

EGYPT 1.4%

SOVEREIGN ISSUES 1.4%

Egypt Government International Bond
5.577% due 02/21/2023	$1,000	930
6.125% due 01/31/2022	5,800	5,606

Total Egypt (Cost $7,117)		6,536

GUATEMALA 3.3%

SOVEREIGN ISSUES 3.3%

Guatemala Government International Bond
5.750% due 06/06/2022	$15,500	15,669

Total Guatemala (Cost $16,242)		15,669

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%

CNPC General Capital Ltd.
3.400% due 04/16/2023	$500	517

Horse Gallop Finance Ltd.
3.250% due 05/30/2022	200	207

Huarong Finance Co. Ltd.
3.250% due 06/03/2021	200	202

Total Hong Kong (Cost $903)		926

INDIA 3.0%

CORPORATE BONDS & NOTES 3.0%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	$3,000	2,494

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024	4,900	4,215
3.950% due 01/19/2022	6,750	6,455

ICICI Bank Ltd.
5.750% due 11/16/2020	500	508

State Bank of India
4.000% due 01/24/2022	700	701

Total India (Cost $15,975)		14,373

INDONESIA 9.1%

CORPORATE BONDS & NOTES 5.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021	$4,000	4,030
5.710% due 11/15/2023	7,400	7,578

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	8,000	7,990

Pertamina Persero PT
4.875% due 05/03/2022	5,133	5,159

		24,757

SOVEREIGN ISSUES 4.0%

Indonesia Government International Bond
4.875% due 05/05/2021	13,000	13,164
5.375% due 10/17/2023	2,000	2,136
5.875% due 01/15/2024	300	327
6.750% due 01/15/2044	2,400	3,146

Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022	300	299

		19,072

Total Indonesia (Cost $44,926)		43,829

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.4%

CORPORATE BONDS & NOTES 0.4%

Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$2,100	$2,104

Total Ireland (Cost $2,121)			2,104

KAZAKHSTAN 2.0%

CORPORATE BONDS & NOTES 2.0%

KazMunayGas National Co. JSC
3.875% due 04/19/2022		$10,000	9,661

Total Kazakhstan (Cost $10,188)			9,661

LUXEMBOURG 4.5%

CORPORATE BONDS & NOTES 4.5%

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$2,000	2,002

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		4,600	4,672
5.999% due 01/23/2021		400	408
6.510% due 03/07/2022		13,850	14,375

Total Luxembourg (Cost $21,923)			21,457

MAURITIUS 0.0%

CORPORATE BONDS & NOTES 0.0%

Greenko Dutch BV
4.875% due 07/24/2022		$200	178

Total Mauritius (Cost $201)			178

MEXICO 7.7%

CORPORATE BONDS & NOTES 4.9%

Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$5,000	4,719

BBVA Bancomer S.A.
6.500% due 03/10/2021		2,938	2,959
6.750% due 09/30/2022		13,190	13,161

Comision Federal de Electricidad
4.875% due 05/26/2021		1,000	974

Petroleos Mexicanos
2.500% due 08/21/2021	EUR	600	588
6.490% due 01/23/2027		$500	371
6.840% due 01/23/2030		500	364
7.690% due 01/23/2050		500	353

			23,489

SOVEREIGN ISSUES 2.8%

Mexico Government International Bond
4.000% due 10/02/2023		900	922
6.500% due 06/10/2021	MXN	150,000	6,346
10.000% due 12/05/2024		129,000	6,200

			13,468

Total Mexico (Cost $45,369)			36,957

OMAN 0.4%

SOVEREIGN ISSUES 0.4%

Oman Government International Bond
3.625% due 06/15/2021		$1,005	930
4.125% due 01/17/2023		900	752

Total Oman (Cost $1,917)			1,682

PERU 0.1%

SOVEREIGN ISSUES 0.1%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		$300	285

Total Peru (Cost $310)			285

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 11.3%

CORPORATE BONDS & NOTES 0.3%

Qatari Diar Finance QSC
5.000% due 07/21/2020	$600	$603

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	655	668

		1,271

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.2%

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~	7,500	7,493
2.721% (LIBOR03M + 0.800%) due 12/21/2020 «~	17,500	17,482

		24,975

SOVEREIGN ISSUES 5.8%

Qatar Government International Bond
3.375% due 03/14/2024	2,800	2,858
3.875% due 04/23/2023	15,000	15,469
4.000% due 03/14/2029	3,200	3,436
4.500% due 04/23/2028	2,000	2,196
4.817% due 03/14/2049	1,200	1,419
5.103% due 04/23/2048	2,000	2,435

		27,813

Total Qatar (Cost $52,572)		54,059

RUSSIA 0.2%

CORPORATE BONDS & NOTES 0.2%

ALROSA Finance S.A.
7.750% due 11/03/2020	$936	950

Total Russia (Cost $941)		950

SAUDI ARABIA 1.8%

CORPORATE BONDS & NOTES 1.8%

Saudi Arabian Oil Co.
2.750% due 04/16/2022	$8,625	8,456

SOVEREIGN ISSUES 0.0%

Saudi Government International Bond
2.875% due 03/04/2023	200	200

Total Saudi Arabia (Cost $8,891)		8,656

SERBIA 0.3%

SOVEREIGN ISSUES 0.3%

Serbia Government International Bond
7.250% due 09/28/2021	$1,162	1,220

Total Serbia (Cost $1,238)		1,220

SINGAPORE 0.0%

CORPORATE BONDS & NOTES 0.0%

BOC Aviation Ltd.
3.000% due 05/23/2022	$200	206

Total Singapore (Cost $201)		206

SOUTH AFRICA 1.4%

CORPORATE BONDS & NOTES 1.4%

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020	$600	594

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021	6,100	5,215

Sasol Financing USA LLC
5.875% due 03/27/2024	1,800	757

Total South Africa (Cost $8,483)		6,566

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.1%

SOVEREIGN ISSUES 0.1%

Export-Import Bank of Korea
2.625% due 12/30/2020	$500	$505

Total South Korea (Cost $502)		505

SUPRANATIONAL 1.1%

CORPORATE BONDS & NOTES 1.1%

Banque Ouest Africaine de Developpement
5.500% due 05/06/2021	$5,500	5,531

Total Supranational (Cost $5,651)		5,531

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

Bangkok Bank PCL
3.875% due 09/27/2022	$800	835

Total Thailand (Cost $827)		835

TURKEY 0.2%

SOVEREIGN ISSUES 0.2%

Turkey Government International Bond
3.250% due 03/23/2023	$300	269
5.625% due 03/30/2021	200	199
6.250% due 09/26/2022	400	391

Total Turkey (Cost $923)		859

UKRAINE 2.6%

SOVEREIGN ISSUES 2.6%

Ukraine Government International Bond
7.750% due 09/01/2020	$11,550	11,362
7.750% due 09/01/2021	1,300	1,255

Total Ukraine (Cost $13,079)		12,617

UNITED STATES 3.1%

ASSET-BACKED SECURITIES 0.0%

GSAA Home Equity Trust
1.247% due 03/25/2037 •	$242	129

Morgan Stanley Mortgage Loan Trust
1.307% due 04/25/2037 •	267	102

		231

CORPORATE BONDS & NOTES 3.0%

Rio Oil Finance Trust
8.200% due 04/06/2028	600	546
9.250% due 07/06/2024	8,640	8,522
9.750% due 01/06/2027	5,748	5,489

		14,557

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Banc of America Mortgage Trust
3.653% due 02/25/2036 ^~	10	9

Chase Mortgage Finance Trust
3.869% due 03/25/2037 ^~	26	23

Citigroup Mortgage Loan Trust
4.023% due 03/25/2034 ~	4	3
4.111% due 07/25/2046 ^~	16	13

Countrywide Home Loan Mortgage Pass-Through Trust
3.467% due 10/20/2035 ~	45	38
3.792% due 09/25/2047 ^~	10	9

HarborView Mortgage Loan Trust
4.305% due 08/19/2036 ^~	4	4

Luminent Mortgage Trust
1.307% due 12/25/2036 ^•	16	13

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
1.187% due 05/25/2037 •	$120	$65

Merrill Lynch Alternative Note Asset Trust
1.247% due 03/25/2037 •	267	97
3.852% due 06/25/2037 ^~	135	97

Merrill Lynch Mortgage-Backed Securities Trust
3.740% due 04/25/2037 ^~	27	23

Morgan Stanley Mortgage Loan Trust
3.798% due 06/25/2036 ~	5	4

Sequoia Mortgage Trust
3.395% due 01/20/2047 ^~	12	9

WaMu Mortgage Pass-Through Certificates Trust
3.063% due 01/25/2037 ^~	29	24
3.357% due 12/25/2036 ^~	17	15
3.428% due 04/25/2037 ^~	17	14
3.430% due 05/25/2037 ^~	32	25
3.725% due 09/25/2036 ^~	28	24
3.740% due 12/25/2036 ^~	60	52

		561

Total United States (Cost $17,164)		15,349

VIRGIN ISLANDS (BRITISH) 0.2%

CORPORATE BONDS & NOTES 0.2%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	$200	194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GTL Trade Finance, Inc.
5.893% due 04/29/2024		$917	$913

Total Virgin Islands (British) (Cost $1,084)			1,107

SHORT-TERM INSTRUMENTS 7.8%

REPURCHASE AGREEMENTS (f) 0.5%
			2,560

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	5,097	47
35.641% due 06/22/2020 ~		790	9
36.751% due 04/03/2020 ~		4,940	55
53.823% due 05/13/2020 (c)(d)		9,570	71

			182

U.S. TREASURY BILLS 7.3%
0.951% due 04/07/2020 - 06/18/2020 (b)(c)(i)		$35,148	35,145

Total Short-Term Instruments (Cost $37,992)			37,887

Total Investments in Securities (Cost $410,864)			380,776

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 24.7%

SHORT-TERM INSTRUMENTS 24.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.7%

PIMCO Short-Term Floating NAV Portfolio III	12,085,420	$118,691

Total Short-Term Instruments (Cost $119,203)		118,691

Total Investments in Affiliates (Cost $119,203)		118,691

Total Investments 103.8% (Cost $530,067)		$499,467

Financial Derivative Instruments (g)(h) 0.2% (Cost or Premiums, net $(3,116))		873

Other Assets and Liabilities, net (4.0)%		(19,242)

Net Assets 100.0%		$481,098

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$2,560	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(2,613)	$2,560	$2,560

Total Repurchase Agreements						$(2,613)	$2,560	$2,560

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$2,560	$0	$0	$2,560	$(2,613)	$(53)

Total Borrowings and Other Financing Transactions	$2,560	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	8.075%	Lunar	08/26/2020	MXN	1,717,000	$(1,000)	$1,593	$593	$35	$0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		446,000	(25)	331	306	14	0

Total Swap Agreements							$(1,025)	$1,924	$899	$49	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$49	$49	$0	$0	$0	$0

Cash of $568 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	BRL	145,250		$27,940	$0	$(14)
	04/2020	MXN	117,026		6,122	1,203	0
	04/2020		$30,650	BRL	145,250	0	(2,696)

BPS	04/2020	BRL	15,558		$3,500	506	0
	04/2020	EUR	620		690	7	0
	04/2020		$2,993	BRL	15,558	1	0
	06/2020	INR	18,595		$257	15	0
	06/2020	TWD	1,476,414		49,671	296	0

BSH	07/2020	BRL	121,900		28,823	5,492	0
	07/2020		$24,020	BRL	121,900	0	(689)

CBK	04/2020	BRL	150,408		$32,792	3,865	0
	04/2020	MXN	23,028		1,205	238	0
	04/2020		$20,739	BRL	106,908	7	(180)
	04/2020		36,147	MXN	712,559	18	(6,213)
	05/2020	MXN	96,946		$4,924	857	0
	05/2020		$9,815	PEN	33,300	0	(130)
	06/2020		3,123	MXN	61,577	0	(557)

DUB	04/2020	BRL	18,868		$4,011	380	0
	04/2020		$3,629	BRL	18,868	2	0
	05/2020		1,509		7,751	0	(21)

GLM	04/2020	BRL	294,875		$61,511	4,775	(13)
	04/2020	MXN	6,835		312	24	0
	04/2020	RUB	9,379		119	0	0
	04/2020		$72,251	BRL	338,375	0	(7,141)
	04/2020		3,429	RUB	219,371	0	(633)
	05/2020		119		9,379	1	0

HUS	04/2020	BRL	473,243		$103,729	12,652	0
	04/2020	MXN	609,705		26,749	1,087	0
	04/2020		$91,031	BRL	473,243	46	0
	04/2020		17,453	MXN	343,478	0	(3,016)
	05/2020		4,942		96,946	0	(874)

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2020	MXN	61,577		$2,923	$356	$0
	06/2020		$138	CNH	970	0	(2)

JPM	04/2020		156	TRY	968	0	(10)

MYI	04/2020	BRL	641,750		$123,444	0	(62)
	04/2020		$135,570	BRL	641,750	0	(12,064)

RYL	04/2020	MXN	20,521		$1,073	211	0

SSB	04/2020	BRL	340,247		77,401	11,919	0

UAG	04/2020	RUB	9,844		124	0	(2)
	04/2020		$124	RUB	9,844	2	0

Total Forward Foreign Currency Contracts						$43,960	$(34,317)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYI	Call - OTC USD versus RUB	RUB	69.220	05/07/2020	10,000	$(87)	$(1,177)
	Call - OTC USD versus RUB		70.230	05/07/2020	10,000	(99)	(1,055)
	Call - OTC USD versus RUB		71.020	05/07/2020	17,000	(172)	(1,634)

Total Written Options						$(358)	$(3,866)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Huarong Finance Co. Ltd.	1.000%	Quarterly	10/23/2020	0.652%	$400	$0	$2	$2	$0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298	5,000	(2)	(643)	0	(645)

CBK	Turkey Government International Bond	1.000	Quarterly	12/20/2021	4.521	5,000	(66)	(223)	0	(289)

DUB	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111	5,000	(263)	(527)	0	(790)

GST	Petrobras Global Finance BV	1.000	Quarterly	06/20/2020	2.493	10,000	(143)	113	0	(30)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.513	700	(22)	11	0	(11)
	South Africa Government International Bond	1.000	Quarterly	06/20/2020	2.327	3,000	(31)	23	0	(8)

HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2020	0.748	5,000	9	(5)	4	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2020	0.695	2,900	15	(12)	3	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298	5,000	(3)	(642)	0	(645)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	5,000	20	(192)	0	(172)

JPM	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.513	2,800	(83)	39	0	(44)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	3.757	14,400	(894)	(468)	0	(1,362)

MYC	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	5,000	18	(190)	0	(172)
	Turkey Government International Bond	1.000	Quarterly	12/20/2021	4.521	5,000	(70)	(219)	0	(289)

NGF	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.513	2,000	(57)	25	0	(32)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	3.757	5,000	(161)	(312)	0	(473)

Total Swap Agreements							$(1,733)	$(3,220)	$9	$(4,962)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,203	$0	$2	$1,205	$(2,710)	$0	$(645)	$(3,355)	$(2,150)	$1,844	$(306)
BPS	825	0	0	825	0	0	0	0	825	(560)	265
BSH	5,492	0	0	5,492	(689)	0	0	(689)	4,803	(4,690)	113
CBK	4,985	0	0	4,985	(7,080)	0	(289)	(7,369)	(2,384)	3,216	832
DUB	382	0	0	382	(21)	0	(790)	(811)	(429)	99	(330)
GLM	4,800	0	0	4,800	(7,787)	0	0	(7,787)	(2,987)	2,910	(77)
GST	0	0	0	0	0	0	(49)	(49)	(49)	0	(49)
HUS	14,141	0	7	14,148	(3,892)	0	(817)	(4,709)	9,439	(9,370)	69
JPM	0	0	0	0	(10)	0	(1,406)	(1,416)	(1,416)	1,370	(46)
MYC	0	0	0	0	0	0	(461)	(461)	(461)	280	(181)
MYI	0	0	0	0	(12,126)	(3,866)	0	(15,992)	(15,992)	15,381	(611)
NGF	0	0	0	0	0	0	(505)	(505)	(505)	333	(172)
RYL	211	0	0	211	0	0	0	0	211	(300)	(89)
SSB	11,919	0	0	11,919	0	0	0	0	11,919	(11,700)	219
UAG	2	0	0	2	(2)	0	0	(2)	0	0	0

Total Over the Counter	$43,960	$0	$9	$43,969	$(34,317)	$(3,866)	$(4,962)	$(43,145)

(i)

Securities with an aggregate market value of $25,751 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$49	$49

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,960	$0	$43,960
Swap Agreements	0	9	0	0	0	9

	$0	$9	$0	$43,960	$0	$43,969

	$0	$9	$0	$43,960	$49	$44,018

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34,317	$0	$34,317
Written Options	0	0	0	3,866	0	3,866
Swap Agreements	0	4,962	0	0	0	4,962

	$0	$4,962	$0	$38,183	$0	$43,145

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(56)	$(56)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(23,464)	$0	$(23,464)
Purchased Options	0	0	0	(22)	0	(22)
Written Options	0	0	0	5,361	0	5,361
Swap Agreements	0	561	0	0	0	561

	$0	$561	$0	$(18,125)	$0	$(17,564)

	$0	$561	$0	$(18,125)	$(56)	$(17,620)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,837	$2,837

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,893	$0	$8,893
Written Options	0	0	0	(3,506)	0	(3,506)
Swap Agreements	0	(4,287)	0	0	0	(4,287)

	$0	$(4,287)	$0	$5,387	$0	$1,100

	$0	$(4,287)	$0	$5,387	$2,837	$3,937

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$59	$0	$59
Sovereign Issues	0	2,521	0	2,521
Bahrain
Sovereign Issues	0	954	0	954
Brazil
Corporate Bonds & Notes	0	25,128	0	25,128
Loan Participations and Assignments	0	0	2,706	2,706
Sovereign Issues	0	942	0	942
Cayman Islands
Corporate Bonds & Notes	0	23,554	0	23,554
Chile
Corporate Bonds & Notes	0	7,731	0	7,731
China
Corporate Bonds & Notes	0	5,216	0	5,216
Colombia
Corporate Bonds & Notes	0	549	0	549
Sovereign Issues	0	977	0	977
Costa Rica
Corporate Bonds & Notes	0	191	0	191
Dominican Republic
Sovereign Issues	0	10,244	0	10,244
Egypt
Sovereign Issues	0	6,536	0	6,536

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Guatemala
Sovereign Issues	$0	$15,669	$0	$15,669
Hong Kong
Corporate Bonds & Notes	0	926	0	926
India
Corporate Bonds & Notes	0	14,373	0	14,373
Indonesia
Corporate Bonds & Notes	0	24,757	0	24,757
Sovereign Issues	0	19,072	0	19,072
Ireland
Corporate Bonds & Notes	0	2,104	0	2,104
Kazakhstan
Corporate Bonds & Notes	0	9,661	0	9,661
Luxembourg
Corporate Bonds & Notes	0	21,457	0	21,457
Mauritius
Corporate Bonds & Notes	0	178	0	178
Mexico
Corporate Bonds & Notes	0	23,489	0	23,489
Sovereign Issues	0	13,468	0	13,468
Oman
Sovereign Issues	0	1,682	0	1,682
Peru
Sovereign Issues	0	285	0	285

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Qatar
Corporate Bonds & Notes	$0	$1,271	$0	$1,271
Loan Participations and Assignments	0	0	24,975	24,975
Sovereign Issues	0	27,813	0	27,813
Russia
Corporate Bonds & Notes	0	950	0	950
Saudi Arabia
Corporate Bonds & Notes	0	8,456	0	8,456
Sovereign Issues	0	200	0	200
Serbia
Sovereign Issues	0	1,220	0	1,220
Singapore
Corporate Bonds & Notes	0	206	0	206
South Africa
Corporate Bonds & Notes	0	6,566	0	6,566
South Korea
Sovereign Issues	0	505	0	505
Supranational
Corporate Bonds & Notes	0	5,531	0	5,531
Thailand
Corporate Bonds & Notes	0	835	0	835
Turkey
Sovereign Issues	0	859	0	859
Ukraine
Sovereign Issues	0	12,617	0	12,617
United States
Asset-Backed Securities	0	231	0	231
Corporate Bonds & Notes	0	14,557	0	14,557
Non-Agency Mortgage-Backed Securities	0	561	0	561
Virgin Islands (British)
Corporate Bonds & Notes	0	1,107	0	1,107

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short-Term Instruments
Repurchase Agreements	$0	$2,560	$0	$2,560
Argentina Treasury Bills	0	182	0	182
U.S. Treasury Bills	0	35,145	0	35,145

	$0	$353,095	$27,681	$380,776

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$118,691	$0	$0	$118,691

Total Investments	$118,691	$353,095	$27,681	$499,467

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	49	0	49
Over the counter	0	43,969	0	43,969

	$0	$44,018	$0	$44,018

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(43,145)	$0	$(43,145)

Total Financial Derivative Instruments	$0	$873	$0	$873

Totals	$118,691	$353,968	$27,681	$500,340

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$2,680	$0	$0	$0	$0	$26	$0	$0	$2,706	$26
Qatar
Loan Participations and Assignments	24,812	7,451	(7,451)	107	(15)	71	0	0	24,975	47

Totals	$27,492	$7,451	$(7,451)	$107	$(15)	$97	$0	$0	$27,681	$73

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$2,706	Proxy Pricing	Base Price	100.830	—
Qatar
Loan Participations and Assignments	24,975	Third Party Vendor	Broker Quote	99.900	—

Total	$27,681

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.7%

Altice France S.A.
4.705% (LIBOR03M + 4.000%) due 08/14/2026 ~		$1,648	$1,560

Ancestry.com Operations, Inc.
5.240% (LIBOR03M + 4.250%) due 08/27/2026 «~		574	479

B.C. Unlimited Liability Co.
2.739% (LIBOR03M + 1.750%) due 11/19/2026 ~		892	827

Blackstone CQP Holdco LP
4.616% (LIBOR03M + 3.500%) due 09/30/2024 ~		16,912	13,783

Dun & Bradstreet Corp.
4.959% (LIBOR03M + 4.000%) due 02/06/2026 «~		200	184

Entercom Media Corp.
3.489% (LIBOR03M + 2.500%) due 11/18/2024 ~		112	100

Envision Healthcare Corp.
4.739% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,234	662

Neiman Marcus Group Ltd. LLC (6.516 Cash and 1.000% PIK)
7.516% (LIBOR03M + 5.500%) due 10/25/2023 ~(b)		1,965	781

Ortho-Clinical Diagnostics S.A.
4.765% (LIBOR03M + 3.250%) due 06/30/2025 ~		584	500

RegionalCare Hospital Partners Holdings, Inc.
4.739% (LIBOR03M + 3.750%) due 11/17/2025 ~		2,290	2,107

Sequa Mezzanine Holdings LLC
6.742% (LIBOR03M + 5.000%) due 11/28/2021 «~		172	139

Sigma Bidco BV
4.909% (LIBOR03M + 3.000%) due 07/02/2025 ~		491	436

Verscend Holding Corp.
5.489% (LIBOR03M + 4.500%) due 08/27/2025 «~		665	632

Total Loan Participations and Assignments (Cost $27,472)			22,190

CORPORATE BONDS & NOTES 70.6%

BANKING & FINANCE 19.3%

Ally Financial, Inc.
8.000% due 11/01/2031		9,015	10,404

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	1,000	1,064

Arrow Global Finance PLC
5.125% due 09/15/2024		400	432

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		$2,100	1,888

Banco BTG Pactual S.A.
5.500% due 01/31/2023		300	288

Banco Mercantil del Norte S.A.
6.875% due 07/06/2022 •(g)(h)		400	322
7.625% due 01/10/2028 •(g)(h)		400	307

Banco Pan S.A.
8.500% due 04/23/2020		1,675	1,685

Barclays PLC
7.875% due 09/15/2022 •(g)(h)	GBP	2,100	2,279
8.000% due 06/15/2024 •(g)(h)		$600	558

Cabot Financial Luxembourg S.A.
7.500% due 10/01/2023	GBP	4,300	5,016

Cantor Fitzgerald LP
4.875% due 05/01/2024		$50	50

CIT Group, Inc.
5.000% due 08/15/2022		2,875	2,825

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Acceptance Corp.
5.125% due 12/31/2024		$425	$390

Fly Leasing Ltd.
6.375% due 10/15/2021		250	240

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		1,150	852

Freedom Mortgage Corp.
8.125% due 11/15/2024		430	350
8.250% due 04/15/2025		1,000	792

Icahn Enterprises LP
5.250% due 05/15/2027		1,525	1,420
6.250% due 02/01/2022		250	252
6.375% due 12/15/2025		2,300	2,188

Jefferies Finance LLC
6.250% due 06/03/2026		2,000	1,864

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		800	722

Ladder Capital Finance Holdings LLLP
5.250% due 03/15/2022		1,650	1,489

LoanCore Capital Markets LLC
6.875% due 06/01/2020		905	859

Navient Corp.
5.625% due 08/01/2033		3,000	2,233
5.875% due 03/25/2021		3,000	2,949
6.625% due 07/26/2021		6,000	6,190

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		9,781	9,243

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		4,650	4,041
5.500% due 02/15/2024		1,100	949

Pinnacol Assurance
8.625% due 06/25/2034 «(i)		5,000	5,645

SLM Corp.
5.125% due 04/05/2022		1,800	1,561

Springleaf Finance Corp.
6.125% due 05/15/2022		1,125	1,150

Stearns Holdings LLC
5.000% due 11/05/2024		260	172
9.375% due 08/15/2020 «		9,895	0

Sumitomo Mitsui Financial Group, Inc.
2.679% (US0003M + 0.860%) due 07/19/2023 ~		800	789

Uniti Group, Inc.
6.000% due 04/15/2023		900	826

Voyager Aviation Holdings LLC
8.500% due 08/15/2021		814	772

			75,056

INDUSTRIALS 48.2%

ADT Security Corp.
3.500% due 07/15/2022		800	786
4.875% due 07/15/2032		530	454

Afren PLC
6.625% due 12/09/2020 ^(c)		1,952	10

Altice France S.A.
7.375% due 05/01/2026		3,700	3,758

AMC Networks, Inc.
4.750% due 08/01/2025		1,300	1,272

Avon Products, Inc.
7.000% due 03/15/2023		2,500	2,074

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		800	744

Baffinland Iron Mines Corp.
8.750% due 07/15/2026		3,000	2,683

Ball Corp.
4.875% due 03/15/2026		1,100	1,149

Bausch Health Americas, Inc.
9.250% due 04/01/2026		2,075	2,178

Bausch Health Cos., Inc.
4.500% due 05/15/2023	EUR	4,300	4,576
5.000% due 01/30/2028		$875	835
6.125% due 04/15/2025		900	892

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 01/15/2028	$950	$990
7.250% due 05/30/2029	1,250	1,304

BCD Acquisition, Inc.
9.625% due 09/15/2023	800	668

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026	750	695

Boise Cascade Co.
5.625% due 09/01/2024	100	96

Bombardier, Inc.
7.875% due 04/15/2027	900	628

Boyd Gaming Corp.
6.000% due 08/15/2026	550	478

California Resources Corp.
5.500% due 09/15/2021	584	63
6.000% due 11/15/2024	4,329	123
8.000% due 12/15/2022	4,468	101

CCO Holdings LLC
4.500% due 08/15/2030	700	690
5.750% due 02/15/2026	2,000	2,032
5.875% due 04/01/2024	500	514

Centene Corp.
4.250% due 12/15/2027	500	504
4.625% due 12/15/2029	725	733
4.750% due 01/15/2025	400	407

Charter Communications Operating LLC
4.800% due 03/01/2050	200	209
5.375% due 04/01/2038	200	217
5.750% due 04/01/2048	150	171

Chobani LLC
7.500% due 04/15/2025	2,500	2,294

CommScope Technologies LLC
5.000% due 03/15/2027	4,000	3,500

Community Health Systems, Inc.
6.250% due 03/31/2023	6,250	5,980
6.625% due 02/15/2025	300	280

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)	5,145	2,058
10.000% due 11/09/2024 ^«(b)(c)	751	19

Continental Resources, Inc.
5.000% due 09/15/2022	165	102

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	900	781

CVS Health Corp.
4.300% due 03/25/2028	650	692
4.780% due 03/25/2038	100	110

DAE Funding LLC
4.500% due 08/01/2022	400	374
5.000% due 08/01/2024	1,750	1,597
5.750% due 11/15/2023	100	93

Dell International LLC
8.350% due 07/15/2046	1,327	1,565

Dell, Inc.
5.400% due 09/10/2040	6,000	5,520
6.500% due 04/15/2038	16,425	15,911

Dun & Bradstreet Corp.
10.250% due 02/15/2027	4,500	4,795

Eldorado Resorts, Inc.
7.000% due 08/01/2023	700	634

Endo Dac
5.875% due 10/15/2024	4,400	4,152
6.000% due 07/15/2023	3,437	2,515
6.000% due 02/01/2025	13,825	9,518

Envision Healthcare Corp.
8.750% due 10/15/2026	3,950	992

Fair Isaac Corp.
5.250% due 05/15/2026	125	125

Ford Motor Co.
4.750% due 01/15/2043	3,000	1,717

goeasy Ltd.
5.375% due 12/01/2024	1,500	1,408

Greif, Inc.
6.500% due 03/01/2027	650	627

HCA, Inc.
5.250% due 06/15/2026	850	894

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 02/01/2025		$3,050	$3,122

Hertz Corp.
7.125% due 08/01/2026		4,450	2,355

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		550	526

Huntsman International LLC
5.125% due 04/15/2021	EUR	500	554

iHeartCommunications, Inc.
6.375% due 05/01/2026		$393	374
8.375% due 05/01/2027		712	610

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	400	353

IHS Markit Ltd.
4.750% due 02/15/2025		$2,300	2,435

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024		2,700	1,717

Jagged Peak Energy LLC
5.875% due 05/01/2026		700	528

Jaguar Land Rover Automotive PLC
6.875% due 11/15/2026	EUR	1,000	802

KB Home
7.625% due 05/15/2023		$400	405

KFC Holding Co.
5.000% due 06/01/2024		900	888

Kinder Morgan, Inc.
8.050% due 10/15/2030		200	231

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		8,906	7,381

Live Nation Entertainment, Inc.
5.625% due 03/15/2026		100	90

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		325	285

MGM Resorts International
5.750% due 06/15/2025		260	235
6.000% due 03/15/2023		1,500	1,457

Minerva Luxembourg S.A.
6.500% due 09/20/2026		2,000	1,838

MPLX LP
4.500% due 07/15/2023		1,100	948

Netflix, Inc.
5.375% due 11/15/2029		325	341

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (b)	EUR	8,967	9,247

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		$231	220
7.250% due 02/01/2028		300	260

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		200	200

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)		1,250	87
5.500% due 04/12/2037 ^(c)		1,250	87

PetSmart, Inc.
5.875% due 06/01/2025		1,152	1,143

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026		1,000	951

Post Holdings, Inc.
5.000% due 08/15/2026		1,400	1,449

Precision Drilling Corp.
7.750% due 12/15/2023		850	347

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(c)		5,134	0

Rackspace Hosting, Inc.
8.625% due 11/15/2024		1,200	1,077

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		3,375	2,876

Sands China Ltd.
5.400% due 08/08/2028		500	473

Scientific Games International, Inc.
5.000% due 10/15/2025		1,500	1,316

Sealed Air Corp.
6.875% due 07/15/2033		400	404

Sensata Technologies BV
5.625% due 11/01/2024		600	590

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Industries, Inc.
5.375% due 11/15/2024		$1,900	$1,838

Suburban Propane Partners LP
5.750% due 03/01/2025		460	430

T-Mobile USA, Inc.
4.750% due 02/01/2028		3,200	3,322
6.000% due 04/15/2024		2,625	2,684
6.500% due 01/15/2026		3,800	4,011

Team Health Holdings, Inc.
6.375% due 02/01/2025		900	323

TEGNA, Inc.
4.625% due 03/15/2028		700	619

Tesco PLC
6.150% due 11/15/2037		510	608

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	300	294

Toll Brothers Finance Corp.
4.875% due 03/15/2027		$1,300	1,227

Uber Technologies, Inc.
7.500% due 09/15/2027		1,200	1,194

United Rentals North America, Inc.
4.625% due 10/15/2025		800	761
5.500% due 05/15/2027		350	344

VeriSign, Inc.
4.750% due 07/15/2027		3,500	3,647

ViaSat, Inc.
5.625% due 04/15/2027		275	273

Videotron Ltd.
5.125% due 04/15/2027		1,350	1,359

Virgin Media Finance PLC
5.250% due 02/15/2022		1,400	1,454

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	1,200	1,427

VOC Escrow Ltd.
5.000% due 02/15/2028		$300	221

Williams Scotsman International, Inc.
6.875% due 08/15/2023		1,850	1,700

WMG Acquisition Corp.
5.500% due 04/15/2026		1,550	1,528

Wyndham Destinations, Inc.
5.750% due 04/01/2027		2,000	1,687

Wynn Las Vegas LLC
5.250% due 05/15/2027		300	273

Yum! Brands, Inc.
6.875% due 11/15/2037		100	96
7.750% due 04/01/2025 (a)		5,650	5,947

Ziggo BV
5.500% due 01/15/2027		1,239	1,246

			187,002

UTILITIES 3.1%

Blue Racer Midstream LLC
6.125% due 11/15/2022		900	680

Genesis Energy LP
5.625% due 06/15/2024		200	142
6.000% due 05/15/2023		2,000	1,468

NSG Holdings LLC
7.750% due 12/15/2025		1,520	1,534

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		930	306

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		150	120

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		738	92

Rio Oil Finance Trust
8.200% due 04/06/2028		600	546

Sprint Capital Corp.
8.750% due 03/15/2032		2,300	3,055

Targa Resources Partners LP
6.500% due 07/15/2027		100	86

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 01/15/2029	$425	$345

Terraform Global Operating LLC
6.125% due 03/01/2026	1,500	1,475

TerraForm Power Operating LLC
5.000% due 01/31/2028	2,000	2,107

		11,956

Total Corporate Bonds & Notes (Cost $300,348)		274,014

MUNICIPAL BONDS & NOTES 0.9%

FLORIDA 0.1%

Sunrise, Florida Special Assessment Notes, Series 2015
4.800% due 05/01/2025	450	472

NEW YORK 0.0%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	100	100

WEST VIRGINIA 0.8%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,240	3,143

Total Municipal Bonds & Notes (Cost $3,121)		3,715

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%

Adjustable Rate Mortgage Trust
3.574% due 10/25/2035 ~	74	52

American Home Mortgage Assets Trust
2.886% due 11/25/2046 •	604	246
6.250% due 06/25/2037 ^þ	141	120

Banc of America Funding Trust
3.624% due 03/20/2036 ^~	83	72

Bear Stearns ALT-A Trust
4.117% due 01/25/2035 ~	3	2

Citigroup Mortgage Loan Trust
4.190% due 11/25/2035 •	140	125

Countrywide Alternative Loan Trust
0.983% due 03/20/2046 •	35	27
1.127% due 05/25/2047 •	21	17
1.207% due 07/25/2046 ^•	295	159
2.966% due 12/25/2035 •	43	36
3.357% due 10/25/2035 ^~	28	24

Countrywide Home Loan Mortgage Pass-Through Trust
1.587% due 03/25/2035 •	108	93
6.000% due 05/25/2036 ^	69	48

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.000% due 03/24/2049	3	3

Downey Savings & Loan Association Mortgage Loan Trust
1.250% due 02/19/2045 •	14	13

First Horizon Alternative Mortgage Securities Trust
3.565% due 09/25/2035 ^~	176	154
6.000% due 05/25/2036 ^	67	46

GMAC Mortgage Corp. Loan Trust
3.779% due 04/19/2036 ^~	160	125

GSR Mortgage Loan Trust
4.154% due 11/25/2035 ~	23	22
4.285% due 05/25/2035 ~	177	148
4.461% due 04/25/2035 ~	1	1

HarborView Mortgage Loan Trust
0.940% due 01/19/2038 •	21	17
1.230% due 03/19/2036 ^•	298	241

IndyMac Mortgage Loan Trust
3.558% due 09/25/2035 ^~	48	36

JPMorgan Mortgage Trust
3.598% due 07/27/2037 ~	251	247
4.222% due 07/25/2035 ~	49	44
6.000% due 08/25/2037 ^	81	58

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
1.277% due 03/25/2037 •		$319	$32
5.758% due 02/25/2036 ^~		197	146

Residential Asset Securitization Trust
6.000% due 05/25/2037 ^		68	49

Structured Asset Mortgage Investments Trust
1.167% due 05/25/2036 •		23	20

WaMu Mortgage Pass-Through Certificates Trust
2.736% due 05/25/2047 •		259	215
3.206% due 10/25/2036 ^~		130	106
3.983% due 07/25/2037 ^~		114	91

Total Non-Agency Mortgage-Backed Securities (Cost $2,798)			2,835

ASSET-BACKED SECURITIES 0.3%

Carrington Mortgage Loan Trust
1.097% due 08/25/2036 •		75	66

Credit-Based Asset Servicing & Securitization Trust
3.460% due 01/25/2037 ^þ		881	384

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ		338	130

Groupe Novasep
11.000% due 03/21/2022 « (i)		444	322

Mid-State Trust
7.791% due 03/15/2038		10	11

Morgan Stanley ABS Capital, Inc. Trust
1.087% due 05/25/2037 •		84	70

Option One Mortgage Loan Trust Asset-Backed Certificates
1.922% due 08/25/2033 •		53	51

Residential Asset Securities Corp. Trust
1.097% due 08/25/2036 •		17	16

Total Asset-Backed Securities (Cost $1,176)			1,050

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	6,000	1,796

Total Sovereign Issues (Cost $4,108)			1,796

		SHARES
COMMON STOCKS 0.7%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (d)		163,228	105

iHeartMedia, Inc. «(d)		124	1

iHeartMedia, Inc. ‘A’ (d)		9,223	67

			173

CONSUMER DISCRETIONARY 0.5%

Caesars Entertainment Corp. (d)		281,714	1,904

			1,904

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Dommo Energia S.A. SP - ADR (d)	251	$0

FINANCIALS 0.1%

CIT Group, Inc.	26,331	455

Hipotecaria Su Casita S.A. «(d)	78,886	0

Mr Cooper Group, Inc. (d)	4,374	32

		487

HEALTH CARE 0.0%

NVHL S.A. ‘A’ «(d)(i)	231,498	0

NVHL S.A. ‘B’ «(d)(i)	231,498	0

NVHL S.A. ‘C’ «(d)(i)	231,498	0

NVHL S.A. ‘D’ «(d)(i)	231,498	0

NVHL S.A. ‘E’ «(d)(i)	231,498	0

NVHL S.A. ‘F’ «(d)(i)	231,498	0

NVHL S.A. ‘G’ «(d)(i)	231,498	0

NVHL S.A. ‘H’ «(d)(i)	231,498	0

NVHL S.A. ‘I’ «(d)(i)	231,498	0

NVHL S.A. ‘J’ «(d)(i)	231,498	0

		0

Total Common Stocks (Cost $12,258)		2,564

WARRANTS 0.1%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc. - Exp. 05/01/2039	60,068	439

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	728,231	0

MATERIALS 0.0%

Novasep Holding SAS - Exp. 05/31/2022 «	2,849,700	0

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024	60,750	48

Total Warrants (Cost $1,273)		487

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.1%

CIT Group, Inc.
5.800% due 06/15/2022 •(g)	550,000	479

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.4%

Xfit Brands, Inc. «	1,000	$1,413

Total Preferred Securities (Cost $4,206)		1,892

REAL ESTATE INVESTMENT TRUSTS 1.5%

REAL ESTATE 1.5%

VICI Properties, Inc.	354,535	5,899

Total Real Estate Investment Trusts (Cost $4,262)		5,899

SHORT-TERM INSTRUMENTS 3.5%

REPURCHASE AGREEMENTS (j) 3.0%
		11,718

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.5%
0.649% due 04/07/2020 - 09/24/2020 (e)(f)(l)(n)	$1,884	1,884

Total Short-Term Instruments (Cost $13,601)		13,602

Total Investments in Securities (Cost $374,623)		330,044

	SHARES
INVESTMENTS IN AFFILIATES 15.6%

COMMON STOCK 0.0%

CONSUMER DISCRETIONARY 0.0%

Xfit Brands, Inc. ^«(d)	2,040,639	10

Total Common Stocks (Cost $418)		10

SHORT-TERM INSTRUMENTS 15.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.6%

PIMCO Short-Term Floating NAV Portfolio III	6,166,357	60,560

Total Short-Term Instruments (Cost $60,931)		60,560

Total Investments in Affiliates (Cost $61,349)		60,570

Total Investments 100.6% (Cost $435,972)		$390,614

Financial Derivative Instruments (k)(m) (0.1)% (Cost or Premiums, net $9,064)		(252)

Other Assets and Liabilities, net (0.5)%		(2,168)

Net Assets 100.0%		$388,194

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	63

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Groupe Novasep	11/01/2019	$429	$322	0.08%
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	723	0	0.00
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	723	0	0.00
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	723	0	0.00
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	723	0	0.00
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	724	0	0.00
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	724	0	0.00
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	724	0	0.00
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	724	0	0.00
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	724	0	0.00
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	724	0	0.00
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	5,000	5,645	1.46

		$12,665	$5,967	1.54%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	(0.200)%	04/01/2020	03/31/2022		$3,356	Macy’s Retail Holdings, Inc. 3.625% due 06/01/2024	$(3,417)	$3,356	$3,356
	0.850	03/05/2020	04/01/2020		5,131	Macy’s Retail Holdings, Inc. 3.625% due 06/01/2024	(3,417)	5,131	5,134
BRC	(4.500)	03/27/2020	TBD	(2)	323	American Airlines Pass-Through Trust 4.950% due 05/15/2026	(321)	323	323
SBI	(4.500)	03/27/2020	TBD	(2)	2,908	American Airlines Pass-Through Trust 4.950% due 08/15/2026	(2,893)	2,908	2,906

Total Repurchase Agreements							$(10,048)	$11,718	$11,719

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
Corporate Bonds & Notes (1.7)%
Industrials (1.7)%
American Airlines Pass-Through Trust	4.950%	08/15/2026	$3,709	$(3,885)	$(3,238)
Macy’s Retail Holdings, Inc.	3.625	06/01/2024	5,000	(4,835)	(3,417)

Total Short Sales (1.7)%				$(8,720)	$(6,655)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$8,490	$0	$0	$0	$8,490	$(8,607)	$(117)
BRC	323	0	0	0	323	(321)	2
SBI	2,906	0	0	0	2,906	(2,904)	2

Master Securities Forward Transaction Agreement
BCY	0	0	0	(3,238)	(3,238)	0	(3,238)
GSC	0	0	0	(3,417)	(3,417)	0	(3,417)

Total Borrowings and Other Financing Transactions	$11,719	$0	$0	$(6,655)

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(6,819) at a weighted average interest rate of 0.358%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)	Payable for short sales includes $84 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	104	$	14,424	$592	$0	$(15)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	75	$	(14,270)	$191	$90	$(86)
Euro-Buxl 30-Year Bond June Futures	06/2020	10		(2,315)	87	50	(25)
U.S. Treasury 5-Year Note June Futures	06/2020	662		(82,988)	(1,283)	31	0
U.S. Treasury 30-Year Bond June Futures	06/2020	29		(5,193)	(359)	48	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	24		(5,325)	(416)	78	0

					$(1,780)	$297	$(111)

Total Futures Contracts					$(1,188)	$297	$(126)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Anadarko Petroleum Corp.	(1.000)%	Quarterly	12/20/2023	19.271%	$	10,000	$190	$3,663	$3,853	$256	$0
Anheuser-Busch InBev	(1.000)	Quarterly	12/20/2023	1.309	EUR	8,800	(183)	290	107	31	0
ArcelorMittal	(1.000)	Quarterly	06/20/2024	4.498		2,000	402	(114)	288	7	0
Arconic, Inc.	(1.000)	Quarterly	06/20/2025	3.470	$	5,000	(33)	596	563	0	(23)
Freeport-McMoRan, Inc.	(1.000)	Quarterly	12/20/2023	4.500		4,000	281	181	462	0	(14)
Johnson & Johnson	(1.000)	Quarterly	06/20/2024	0.183		20,000	(675)	(20)	(695)	2	0
Macy’s Retail Holdings, Inc.	(1.000)	Quarterly	06/20/2023	10.613		4,000	112	806	918	76	0
Viacom, Inc.	(1.000)	Quarterly	06/20/2027	2.523		10,000	556	420	976	85	0

							$650	$5,822	$6,472	$457	$(37)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Co.	5.000%	Quarterly	06/20/2023	9.309%	$100	$15	$(26)	$(11)	$0	$0
Sprint Communications, Inc.	5.000	Quarterly	09/20/2020	1.096	4,750	187	(91)	96	5	0

						$202	$(117)	$85	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$	5,096	$192	$(494)	$(302)	$0	$(68)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	65

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	12/16/2022	$	151,800	$7,698	$885	$8,583	$128	$0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/16/2025		19,500	1,483	843	2,326	0	(7)

							$9,181	$1,728	$10,909	$128	$(7)

Total Swap Agreements							$10,225	$6,939	$17,164	$590	$(112)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$297	$590	$887	$0	$(126)	$(112)	$(238)

(l)

Securities with an aggregate market value of $735 and cash of $7,868 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	11,311		$14,584	$535	$0

BPS	04/2020	EUR	135		148	0	(1)
	04/2020		$1,109	EUR	979	0	(29)
	05/2020	EUR	165		$181	0	(1)

BRC	04/2020		$11,761	GBP	9,619	187	0
	05/2020	GBP	9,619		$11,769	0	(188)

CBK	04/2020	EUR	24,598		26,969	1	(161)
	04/2020		$1,347	EUR	1,227	12	(6)
	04/2020		2,203	GBP	1,692	0	(101)

GLM	04/2020	EUR	174		$188	0	(4)

SCX	05/2020		22,701		24,940	0	(128)

Total Forward Foreign Currency Contracts						$735	$(619)

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
GST	Deutsche Bank AG	1.000%	Quarterly	12/20/2023	5.251%	EUR	2,000	$(192)	$(122)	$0	$(314)
	Royal Bank of Scotland Group PLC	1.000	Quarterly	12/20/2023	2.248		2,000	(124)	25	0	(99)

HUS	Danske Bank A/S	1.000	Quarterly	12/20/2023	2.122		2,000	(144)	54	0	(90)
	UniCredit SpA	1.000	Quarterly	06/20/2023	4.076		5,000	(701)	187	0	(514)

Total Swap Agreements								$(1,161)	$144	$0	$(1,017)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$535	$0	$0	$535	$0	$0	$0	$0	$535	$(570)	$(35)
BPS	0	0	0	0	(31)	0	0	(31)	(31)	0	(31)
BRC	187	0	0	187	(188)	0	0	(188)	(1)	0	(1)
CBK	13	0	0	13	(268)	0	0	(268)	(255)	301	46
GLM	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
GST	0	0	0	0	0	0	(413)	(413)	(413)	351	(62)
HUS	0	0	0	0	0	0	(604)	(604)	(604)	497	(107)
SCX	0	0	0	0	(128)	0	0	(128)	(128)	0	(128)

Total Over the Counter	$735	$0	$0	$735	$(619)	$0	$(1,017)	$(1,636)

(n)

Securities with an aggregate market value of $1,149 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	67

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$297	$297
Swap Agreements	0	462	0	0	128	590

	$0	$462	$0	$0	$425	$887

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$735	$0	$735

	$0	$462	$0	$735	$425	$1,622

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$126	$126
Swap Agreements	0	105	0	0	7	112

	$0	$105	$0	$0	$133	$238

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$619	$0	$619
Swap Agreements	0	1,017	0	0	0	1,017

	$0	$1,017	$0	$619	$0	$1,636

	$0	$1,122	$0	$619	$133	$1,874

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$150	$150
Swap Agreements	0	(2,295)	0	0	132	(2,163)

	$0	$(2,295)	$0	$0	$282	$(2,013)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,820	$0	$2,820
Swap Agreements	0	(219)	0	0	0	(219)

	$0	$(219)	$0	$2,820	$0	$2,601

	$0	$(2,514)	$0	$2,820	$282	$588

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,221)	$(1,221)
Swap Agreements	0	6,427	0	0	9,991	16,418

	$0	$6,427	$0	$0	$8,770	$15,197

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(562)	$0	$(562)
Swap Agreements	0	(90)	0	0	0	(90)

	$0	$(90)	$0	$(562)	$0	$(652)

	$0	$6,337	$0	$(562)	$8,770	$14,545

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$20,756	$1,434	$22,190
Corporate Bonds & Notes
Banking & Finance	0	69,411	5,645	75,056
Industrials	0	186,983	19	187,002
Utilities	0	11,956	0	11,956
Municipal Bonds & Notes
Florida	0	472	0	472
New York	0	100	0	100
West Virginia	0	3,143	0	3,143
Non-Agency Mortgage-Backed Securities	0	2,835	0	2,835
Asset-Backed Securities	0	728	322	1,050
Sovereign Issues	0	1,796	0	1,796
Common Stocks
Communication Services	172	0	1	173
Consumer Discretionary	1,904	0	0	1,904
Financials	487	0	0	487
Warrants
Communication Services	0	439	0	439
Financials	0	0	0	0
Utilities	48	0	0	48
Preferred Securities
Banking & Finance	0	479	0	479
Industrials	0	0	1,413	1,413
Real Estate Investment Trusts
Real Estate	5,899	0	0	5,899
Short-Term Instruments
Repurchase Agreements	0	11,718	0	11,718
U.S. Treasury Bills	0	1,884	0	1,884

	$8,510	$312,700	$8,834	$330,044

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	$0	$0	$10	$10
Short-Term Instruments
Central Funds Used for Cash Management Purposes	60,560	0	0	60,560

	$60,560	$0	$10	$60,570

Total Investments	$69,070	$312,700	$8,844	$390,614

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(6,655)	$0	$(6,655)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	297	590	0	887
Over the counter	0	735	0	735

	$297	$1,325	$0	$1,622

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(126)	(112)	0	(238)
Over the counter	0	(1,636)	0	(1,636)

	$(126)	$(1,748)	$0	$(1,874)

Total Financial Derivative Instruments	$171	$(423)	$0	$(252)

Totals	$69,241	$305,622	$8,844	$383,707

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$672	$(95)	$0	$(9)	$(89)	$955	$0	$1,434	$(89)
Corporate Bonds & Notes
Banking & Finance	4,891	0	0	0	0	754	0	0	5,645	754
Industrials	0	4	0	0	0	15	0	0	19	15
Asset-Backed Securities	0	426	0	3	0	(107)	0	0	322	(107)
Common Stocks
Communication Services	0	2	0	0	0	(1)	0	0	1	(1)
Energy	5	0	0	0	0	(5)	0	0	0	0
Health Care	4,155	0	0	0	0	(4,155)	0	0	0	(4,155)
Warrants
Financials	0	0	0	0	0	0	0	0	0	0
Materials	1,438	0	0	0	0	(1,438)	0	0	0	(1,438)
Preferred Securities
Industrials	1,414	0	0	0	0	(1)	0	0	1,413	(1)

	$11,903	$1,104	$(95)	$3	$(9)	$(5,027)	$955	$0	$8,834	$(5,022)

Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	0	0	0	0	0	0	10	0	10	0

Totals	$11,903	$1,104	$(95)	$3	$(9)	$(5,027)	$965	$0	$8,844	$(5,022)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	69

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

March 31, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,434	Third Party Vendor	Broker Quote	81.000-95.000	89.413
Corporate Bonds & Notes
Banking & Finance	0	Other Valuation Techniques(2)	—	—	—
	5,645	Reference Instrument	Option Adjusted Spread	538.500 bps	—
Industrials	19	Other Valuation Techniques(2)	—	—	—
Asset-Backed Securities	322	Proxy Pricing	Base Price	72.5	—
Common Stock
Communication Services	1	Other Valuation Techniques(2)	—	—	—
Warrants
Financials	0	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	1,413	Other Valuation Techniques(2)	—	—	—
Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	10	Other Valuation Techniques(2)	—	—	—

Total	$8,844

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(h)	$5,839	$5,650

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,254	1,165

Dell International LLC
2.990% (LIBOR03M + 2.000%) due 09/19/2025 ~	2,274	2,188

Level 3 Parent LLC
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~	1,100	1,039

Marriott Ownership Resorts, Inc.
2.739% (LIBOR03M + 1.750%) due 08/29/2025 ~	794	703

WR Grace & Co.
3.200% (LIBOR03M + 1.750%) due 04/03/2025 ~	296	258

Total Loan Participations and Assignments (Cost $11,549)		11,003

CORPORATE BONDS & NOTES 82.5%

BANKING & FINANCE 46.3%

AerCap Ireland Capital DAC
4.450% due 04/03/2026	11,025	9,473
4.625% due 10/30/2020	5,659	5,490
4.875% due 01/16/2024	2,500	2,146

AIB Group PLC
4.263% due 04/10/2025 •	1,800	1,813
4.750% due 10/12/2023	924	916

Air Lease Corp.
2.750% due 01/15/2023	300	255
3.000% due 09/15/2023	3,300	2,665

Alexandria Real Estate Equities, Inc.
3.375% due 08/15/2031	1,600	1,559
3.950% due 01/15/2028	300	308

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030	5,000	4,700

American Financial Group, Inc.
3.500% due 08/15/2026	2,200	2,099

American Homes 4 Rent LP
4.250% due 02/15/2028	1,600	1,591

American Tower Corp.
2.250% due 01/15/2022	600	586
2.750% due 01/15/2027	13,800	13,389
3.000% due 06/15/2023	1,800	1,805
3.300% due 02/15/2021	400	400
3.450% due 09/15/2021	557	560
3.800% due 08/15/2029	3,000	3,080

Assurant, Inc.
2.482% (US0003M + 1.250%) due 03/26/2021 ~	317	317

AvalonBay Communities, Inc.
2.261% (US0003M + 0.430%) due 01/15/2021 ~	4,800	4,725

Aviation Capital Group LLC
2.875% due 01/20/2022	2,300	2,080
3.500% due 11/01/2027	3,100	2,371
4.125% due 08/01/2025	943	813
4.375% due 01/30/2024	5,527	4,999
4.875% due 10/01/2025	1,500	1,339
6.750% due 04/06/2021	2,300	2,280
7.125% due 10/15/2020	14,600	14,438

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	6,500	5,055
3.950% due 07/01/2024	2,000	1,677
5.125% due 10/01/2023	2,671	2,312
5.250% due 05/15/2024	9,728	8,307

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027	1,700	1,521

Banco Santander Mexico S.A.
4.125% due 11/09/2022	2,400	2,345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander S.A.
4.379% due 04/12/2028	$3,800	$3,900

Bancolombia S.A.
3.000% due 01/29/2025	1,200	1,080

Bank of America Corp.
2.766% (US0003M + 0.960%) due 07/23/2024 ~	3,200	2,934
2.801% (US0003M + 1.000%) due 04/24/2023 ~	2,500	2,428
3.705% due 04/24/2028 •	83	87
3.875% due 08/01/2025	6,000	6,446

Banque Federative du Credit Mutuel S.A.
2.700% due 07/20/2022	6,300	6,165

Barclays Bank PLC
7.625% due 11/21/2022 (g)	6,700	6,857
10.179% due 06/12/2021	250	266

Barclays PLC
2.875% due 06/08/2020	200	199
3.072% (US0003M + 1.380%) due 05/16/2024 ~	19,843	17,485
3.122% (US0003M + 1.430%) due 02/15/2023 ~	3,400	3,202
3.200% due 08/10/2021	2,800	2,774
3.459% (US0003M + 1.625%) due 01/10/2023 ~	900	866
3.650% due 03/16/2025	8,800	8,698
3.684% due 01/10/2023	1,000	1,003
3.932% due 05/07/2025 •	8,000	7,689
4.337% due 01/10/2028	6,200	6,320
4.375% due 09/11/2024	1,300	1,349
4.375% due 01/12/2026	4,000	4,082
4.610% due 02/15/2023 •	11,500	11,711
4.972% due 05/16/2029 •	4,985	5,389
5.088% due 06/20/2030 •	6,300	6,539
5.200% due 05/12/2026	1,300	1,338

BBVA Bancomer S.A.
4.375% due 04/10/2024	3,200	3,192
5.125% due 01/18/2033 •(g)	7,800	6,517
6.750% due 09/30/2022	10,938	10,914

BBVA USA
2.500% due 08/27/2024	10,000	9,770

BGC Partners, Inc.
5.125% due 05/27/2021	1,000	1,009
5.375% due 07/24/2023	6,000	6,005

BlackRock, Inc.
2.400% due 04/30/2030	500	501

Blackstone Holdings Finance Co. LLC
2.500% due 01/10/2030	1,200	1,118

BNP Paribas S.A.
2.819% due 11/19/2025 •	200	198
4.705% due 01/10/2025 •	700	730
5.198% due 01/10/2030 •	7,300	8,080
6.625% due 03/25/2024 •(f)(g)(j)	5,250	4,653
6.750% due 03/14/2022 •(f)(g)	4,300	3,882
7.000% due 08/16/2028 •(f)(g)	2,800	2,713
7.375% due 08/19/2025 •(f)(g)	500	478
7.625% due 03/30/2021 •(f)(g)	4,500	4,396

BOC Aviation Ltd.
2.813% (US0003M + 1.050%) due 05/02/2021 ~	2,100	2,103
3.500% due 10/10/2024	12,400	13,290
4.000% due 01/25/2024	700	755

Boston Properties LP
2.750% due 10/01/2026	5,262	5,049

BPCE S.A.
4.500% due 03/15/2025	5,700	5,667

Brandywine Operating Partnership LP
3.950% due 11/15/2027	5,100	4,796

Brighthouse Financial, Inc.
3.700% due 06/22/2027	300	261

Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~	5,630	5,537

Cantor Fitzgerald LP
6.500% due 06/17/2022	1,300	1,340

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CBL & Associates LP
5.950% due 12/15/2026	$900	$173

CC Holdings GS LLC
3.849% due 04/15/2023	2,170	2,182

Citigroup, Inc.
2.751% (US0003M + 0.950%) due 07/24/2023 ~	10,000	9,450
2.792% (US0003M + 1.100%) due 05/17/2024 ~	1,000	956
2.953% (US0003M + 1.190%) due 08/02/2021 ~	19,500	19,377
3.010% (US0003M + 1.430%) due 09/01/2023 ~	2,900	2,837
3.200% due 10/21/2026	5,337	5,540
3.668% due 07/24/2028 •	9	9
3.887% due 01/10/2028 •	9,600	9,902

Citizens Bank N.A.
3.750% due 02/18/2026	1,400	1,431

CME Group, Inc.
3.000% due 03/15/2025	1,795	1,856

CNH Industrial Capital LLC
4.375% due 11/06/2020	7,225	7,161
4.875% due 04/01/2021	6,500	6,357

Cooperatieve Rabobank UA
2.625% due 07/22/2024	2,700	2,628

Country Garden Holdings Co. Ltd.
7.125% due 01/27/2022	900	907

Credit Suisse AG
2.100% due 11/12/2021	7,400	7,372
3.625% due 09/09/2024	11,800	12,487
6.500% due 08/08/2023 (g)	27,938	28,561

Credit Suisse Group AG
2.593% due 09/11/2025 •	13,300	12,659
2.997% due 12/14/2023 •	1,300	1,267
3.869% due 01/12/2029 •	2,200	2,231

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025	13,650	13,817
3.800% due 06/09/2023	4,800	4,916

Crown Castle International Corp.
3.150% due 07/15/2023	3,000	3,016
3.400% due 02/15/2021	1,695	1,707
5.250% due 01/15/2023	207	220

CubeSmart LP
3.000% due 02/15/2030	2,100	1,962

Deutsche Bank AG
2.700% due 07/13/2020	7,400	7,255
2.818% (US0003M + 0.970%) due 07/13/2020 ~	8,700	8,574
3.041% (US0003M + 1.290%) due 02/04/2021 ~	12,840	12,354
3.150% due 01/22/2021	7,900	7,722
3.300% due 11/16/2022	2,600	2,439
3.961% due 11/26/2025 •	6,800	6,300
4.250% due 10/14/2021	23,300	22,182

Digital Realty Trust LP
3.600% due 07/01/2029	10,484	10,254
3.700% due 08/15/2027	2,700	2,615

Discover Bank
3.450% due 07/27/2026	1,000	980

Discover Financial Services
4.100% due 02/09/2027	1,500	1,446

Doctors Co.
6.500% due 10/15/2023	675	739

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	411	417

EPR Properties
4.500% due 04/01/2025	3,500	2,970
4.500% due 06/01/2027	1,150	1,033
4.750% due 12/15/2026	9,000	8,199
5.250% due 07/15/2023	2,100	1,960

Equinix, Inc.
2.625% due 11/18/2024	3,200	3,008

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,200	1,170

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	71

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ERP Operating LP
3.000% due 07/01/2029	$2,300	$2,258
3.375% due 06/01/2025	1,700	1,764

Essex Portfolio LP
3.000% due 01/15/2030	3,300	3,136
3.500% due 04/01/2025	800	804
3.875% due 05/01/2024	3,500	3,515

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	2,200	2,379

Federal Realty Investment Trust
3.250% due 07/15/2027	3,300	3,264

First American Financial Corp.
4.300% due 02/01/2023	2,975	2,998

Ford Motor Credit Co. LLC
2.193% (US0003M + 0.430%) due 11/02/2020 ~	1,100	1,029
2.343% due 11/02/2020	12,704	12,259
2.425% due 06/12/2020	8,398	8,209
2.645% (US0003M + 1.270%) due 03/28/2022 ~	300	244
2.710% (US0003M + 0.810%) due 04/05/2021 ~	5,800	5,366
2.843% (US0003M + 1.080%) due 08/03/2022 ~	500	410
2.927% (US0003M + 1.235%) due 02/15/2023 ~	5,100	4,027
3.200% due 01/15/2021	1,400	1,360
3.336% due 03/18/2021	5,500	5,280
3.470% due 04/05/2021	5,854	5,647
3.550% due 10/07/2022	10,100	9,469
5.584% due 03/18/2024	13,700	12,775
5.596% due 01/07/2022	1,213	1,180
5.875% due 08/02/2021	200	197

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	1,000	994
3.373% due 11/15/2025	247	249

General Motors Financial Co., Inc.
3.388% (US0003M + 1.550%) due 01/14/2022 ~	11,700	9,714
4.250% due 05/15/2023	10	9

GLP Capital LP
3.350% due 09/01/2024	2,700	2,413
4.000% due 01/15/2030	2,900	2,458
5.375% due 11/01/2023	2,600	2,392
5.750% due 06/01/2028	1,200	1,069

Goldman Sachs Group, Inc.
2.364% (US0003M + 1.050%) due 06/05/2023 ~	11,200	10,725
2.801% (US0003M + 1.000%) due 07/24/2023 ~	4,218	4,000
2.876% due 10/31/2022 •	3,150	3,169
2.904% (US0003M + 1.110%) due 04/26/2022 ~	9,000	8,757
2.908% due 06/05/2023 •	3,849	3,863
4.223% due 05/01/2029 •	6,800	7,276

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	449	547

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	1,900	1,776

Guardian Life Global Funding
2.900% due 05/06/2024	4,000	4,125

Healthcare Realty Trust, Inc.
3.875% due 05/01/2025	600	628

Healthpeak Properties, Inc.
3.000% due 01/15/2030	1,500	1,411

Highwoods Realty LP
3.050% due 02/15/2030	1,300	1,178

Host Hotels & Resorts LP
3.375% due 12/15/2029	3,100	2,620
3.875% due 04/01/2024	1,006	950

HSBC Holdings PLC
1.434% (US0003M + 0.650%) due 09/11/2021 ~	1,300	1,271
2.164% (US0003M + 1.380%) due 09/12/2026 ~	800	762
2.292% (US0003M + 0.600%) due 05/18/2021 ~	5,100	4,996

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.633% due 11/07/2025 •	$5,600	$5,443
3.033% due 11/22/2023 •	700	696
3.803% due 03/11/2025 •	1,000	1,043
4.300% due 03/08/2026	600	642
6.500% due 03/23/2028 •(f)(g)	6,300	5,896

Hudson Pacific Properties LP
3.950% due 11/01/2027	2,000	1,910
4.650% due 04/01/2029	2,000	2,057

ICICI Bank Ltd.
5.750% due 11/16/2020	1,800	1,828

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030	2,400	2,138

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	2,800	3,052

ING Groep NV
2.451% (US0003M + 1.000%) due 10/02/2023 ~	3,600	3,395

Intercontinental Exchange, Inc.
4.000% due 10/15/2023	8,500	9,212

International Lease Finance Corp.
8.250% due 12/15/2020	2,500	2,486
8.625% due 01/15/2022	8,800	8,542

Intesa Sanpaolo SpA
5.017% due 06/26/2024	2,200	2,249
6.500% due 02/24/2021	10,629	10,775

Jefferies Group LLC
6.500% due 01/20/2043	400	333

JPMorgan Chase & Co.
2.301% due 10/15/2025 •	5,100	5,109
2.696% (US0003M + 0.890%) due 07/23/2024 ~	6,390	5,769
3.031% (US0003M + 1.230%) due 10/24/2023 ~	3,100	3,002
3.797% due 07/23/2024 •	5,150	5,398
8.750% due 09/01/2030	75	114

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •	400	400

Kilroy Realty LP
3.450% due 12/15/2024	3,000	2,950
3.800% due 01/15/2023	700	713
4.375% due 10/01/2025	3,900	4,357

Kimco Realty Corp.
3.400% due 11/01/2022	1,100	1,090

LeasePlan Corp. NV
2.875% due 10/24/2024	3,400	3,337

Legg Mason, Inc.
5.625% due 01/15/2044	1,000	1,068

Lloyds Bank PLC
7.500% due 04/02/2032 þ	2,400	2,169

Lloyds Banking Group PLC
2.438% due 02/05/2026 •	7,300	6,908
3.750% due 01/11/2027	12,600	12,761
4.450% due 05/08/2025	13,500	14,485
4.582% due 12/10/2025	13,200	13,610

Macquarie Group Ltd.
3.189% due 11/28/2023 •	7,500	7,697

MassMutual Global Funding
3.400% due 03/08/2026	2,600	2,768

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •	800	860

Mid-America Apartments LP
3.750% due 06/15/2024	1,500	1,481
4.200% due 06/15/2028	3,500	3,644

Mitsubishi UFJ Financial Group, Inc.
1.833% (US0003M + 1.060%) due 09/13/2021 ~	6,515	6,418
2.444% (US0003M + 0.650%) due 07/26/2021 ~	6,200	5,944
3.195% due 07/18/2029	3,600	3,653

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022	6,700	6,677
3.559% due 02/28/2024	400	386

Mizuho Financial Group, Inc.
1.623% (US0003M + 0.850%) due 09/13/2023 ~	12,400	11,370

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.309% (US0003M + 0.630%) due 05/25/2024 ~	$5,000	$4,545
2.632% due 04/12/2021	5,000	5,002
2.869% due 09/13/2030 •	1,800	1,714

Morgan Stanley
2.954% (US0003M + 1.220%) due 05/08/2024 ~	4,900	4,701
4.000% due 07/23/2025	3,000	3,217

MPT Operating Partnership LP
4.625% due 08/01/2029	2,600	2,407

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	3,520	3,246

MUFG Union Bank N.A.
0.816% (SOFRRATE + 0.710%) due 12/09/2022 ~	1,900	1,807
2.100% due 12/09/2022	4,300	4,250

Nationwide Building Society
1.700% due 02/13/2023	2,800	2,873
3.766% due 03/08/2024 •	2,465	2,396
3.960% due 07/18/2030 •	8,500	8,611
4.302% due 03/08/2029 •	12,200	12,915
4.363% due 08/01/2024 •	6,600	6,641

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	1,900	1,672

Nissan Motor Acceptance Corp.
1.261% (US0003M + 0.520%) due 03/15/2021 ~	4,500	4,417
1.900% due 09/14/2021	3,728	3,525
3.150% due 03/15/2021	1,760	1,735

Nomura Holdings, Inc.
3.103% due 01/16/2030	3,700	3,493

NTT Finance Corp.
1.900% due 07/21/2021	7,500	7,465

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023	6,100	6,075
5.250% due 01/15/2026	2,200	2,196

ORIX Corp.
3.250% due 12/04/2024	296	312

Oversea-Chinese Banking Corp. Ltd.
2.142% (US0003M + 0.450%) due 05/17/2021 ~	2,000	1,991

Pacific Life Insurance Co.
9.250% due 06/15/2039	900	1,523

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	900	782
5.250% due 08/15/2022	11,313	10,236
5.500% due 02/15/2024	2,200	1,898

Physicians Realty LP
4.300% due 03/15/2027	1,975	1,845

Piper Jaffray Cos.
4.740% due 10/15/2021	3,300	3,131

Prologis LP
2.125% due 04/15/2027	900	859

Protective Life Corp.
3.400% due 01/15/2030	6,600	6,226

Reliance Standard Life Global Funding
2.625% due 07/22/2022	5,000	5,034

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~	7,400	6,707
3.875% due 09/12/2023	3,850	3,896
4.269% due 03/22/2025 •	4,000	4,116
4.892% due 05/18/2029 •	3,200	3,397
5.076% due 01/27/2030 •	28,000	30,489
6.000% due 12/19/2023	3,200	3,330

Santander Holdings USA, Inc.
3.244% due 10/05/2026	18,220	16,306

Santander UK Group Holdings PLC
2.875% due 08/05/2021	6,080	5,988
3.571% due 01/10/2023	2,000	1,992
4.750% due 09/15/2025	2,600	2,592

Santander UK PLC
1.625% due 02/12/2023	2,400	2,464
3.400% due 06/01/2021	3,400	3,407
5.000% due 11/07/2023	2,473	2,496

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBA Tower Trust
2.877% due 07/15/2046	$1,200	$1,197
3.168% due 04/09/2047	100	99

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022	4,100	4,073
5.250% due 05/23/2023 (g)	1,100	1,093
5.717% due 06/16/2021	4,500	4,606
6.125% due 02/07/2022	2,000	2,073

Service Properties Trust
4.650% due 03/15/2024	600	440
4.750% due 10/01/2026	5,800	4,409
4.950% due 02/15/2027	300	228

SL Green Operating Partnership LP
2.672% (US0003M + 0.980%) due 08/16/2021 ~	4,500	4,380

SL Green Realty Corp.
4.500% due 12/01/2022	7,200	7,402

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	9,055	9,682
4.125% due 07/15/2023	4,200	4,539

Societe Generale S.A.
2.625% due 01/22/2025	1,800	1,737

Spirit Realty LP
3.400% due 01/15/2030	2,900	2,501
4.000% due 07/15/2029	1,200	1,177

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~	13,000	12,634

STORE Capital Corp.
4.500% due 03/15/2028	2,700	2,701

Sumitomo Mitsui Financial Group, Inc.
2.348% due 01/15/2025	4,300	4,279
2.784% due 07/12/2022	183	184
3.364% due 07/12/2027	950	995

Synchrony Financial
2.850% due 07/25/2022	5,300	5,056

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •	2,800	2,858

Temasek Financial Ltd.
2.375% due 01/23/2023	5,000	5,115

Trust Fibra Uno
4.869% due 01/15/2030	4,300	3,742

UBS AG
1.579% due 06/08/2020 •	8,400	8,374
5.125% due 05/15/2024 (g)	800	808
7.625% due 08/17/2022 (g)	2,500	2,576

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~	8,400	7,820
2.859% due 08/15/2023 •	17,000	16,876
4.125% due 09/24/2025	1,900	1,978
6.875% due 03/22/2021 •(f)(g)	4,250	4,165
7.000% due 02/19/2025 •(f)(g)	400	388
7.125% due 08/10/2021 •(f)(g)	1,100	1,079

UniCredit SpA
3.750% due 04/12/2022	5,000	4,961

Vanke Real Estate Hong Kong Co. Ltd.
4.150% due 04/18/2023	4,000	4,099

Ventas Realty LP
3.250% due 08/15/2022	500	504

VEREIT Operating Partnership LP
3.950% due 08/15/2027	12,700	12,095
4.875% due 06/01/2026	900	869

Vonovia Finance BV
5.000% due 10/02/2023	4,655	5,075

Vornado Realty LP
3.500% due 01/15/2025	12	12

Washington Prime Group LP
6.450% due 08/15/2024	3,200	1,900

WEA Finance LLC
3.250% due 10/05/2020	11,700	11,586
3.750% due 09/17/2024	3,400	3,246

Wells Fargo & Co.
2.406% due 10/30/2025 •	12,400	12,240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 03/04/2021	$1,525	$1,527
3.750% due 01/24/2024	900	955

Wells Fargo Bank N.A.
2.897% due 05/27/2022 •	4,400	4,425
3.550% due 08/14/2023	8,300	8,714
3.625% due 10/22/2021	12,400	12,749
6.600% due 01/15/2038	720	1,013

Weyerhaeuser Co.
4.000% due 11/15/2029	10,800	10,960

WP Carey, Inc.
4.250% due 10/01/2026	2,900	2,990

XLIT Ltd.
4.450% due 03/31/2025	1,100	1,138

		1,390,772

INDUSTRIALS 29.9%

AbbVie, Inc.
2.950% due 11/21/2026	1,100	1,123
3.200% due 11/06/2022	9,277	9,489

Activision Blizzard, Inc.
2.300% due 09/15/2021	1,000	1,008
3.400% due 09/15/2026	1,300	1,374

Adani Ports & Special Economic Zone Ltd.
4.375% due 07/03/2029	4,700	4,066

Adani Transmission Ltd.
4.000% due 08/03/2026	1,600	1,433

Air Canada Pass-Through Trust
3.300% due 07/15/2031	3,047	2,933

Allegion PLC
3.500% due 10/01/2029	6,200	6,049

Allergan, Inc.
2.800% due 03/15/2023	1,000	996

Amgen, Inc.
3.625% due 05/22/2024	300	316
4.663% due 06/15/2051	400	506

Anthem, Inc.
2.375% due 01/15/2025	1,900	1,879

AP Moller - Maersk A/S
3.750% due 09/22/2024	2,400	2,350
3.875% due 09/28/2025	1,900	1,844

Aptiv PLC
4.250% due 01/15/2026	700	715

Arrow Electronics, Inc.
3.250% due 09/08/2024	4,800	4,546
4.500% due 03/01/2023	9,970	9,918

Ashtead Capital, Inc.
4.000% due 05/01/2028	4,000	3,458

Autodesk, Inc.
3.600% due 12/15/2022	1,000	1,055

Bacardi Ltd.
4.450% due 05/15/2025	9,100	9,582
4.500% due 01/15/2021	1,100	1,110
5.150% due 05/15/2038	5,600	5,875

Baidu, Inc.
3.875% due 09/29/2023	5,100	5,296
4.375% due 05/14/2024	2,600	2,772

BAT Capital Corp.
2.294% due 08/14/2020 •	11,000	10,820
2.764% due 08/15/2022	3,655	3,604

BAT International Finance PLC
3.250% due 06/07/2022	5,400	5,380

Bayer U.S. Finance LLC
1.846% (US0003M + 0.630%) due 06/25/2021 ~	1,600	1,549
2.750% due 07/15/2021	1,400	1,386
3.875% due 12/15/2023	5,000	5,126
4.250% due 12/15/2025	7,500	7,809

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	100	101

Bristol-Myers Squibb Co.
2.072% (US0003M + 0.380%) due 05/16/2022 ~	5,500	5,368
3.250% due 02/20/2023	12,800	13,456

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Airways Pass-Through Trust
3.350% due 12/15/2030	$5,600	$5,326
3.800% due 03/20/2033 «	1,750	2,038
4.125% due 03/20/2033	2,398	2,145

Broadcom Corp.
3.000% due 01/15/2022	5,800	5,751
3.500% due 01/15/2028	1,300	1,208
3.625% due 01/15/2024	2,006	1,989
3.875% due 01/15/2027	4,100	3,918

Broadcom, Inc.
3.125% due 04/15/2021	18,200	17,982
3.125% due 10/15/2022	5,400	5,354
3.625% due 10/15/2024	16,100	15,833
4.250% due 04/15/2026	10,000	10,183

Broadridge Financial Solutions, Inc.
2.900% due 12/01/2029	2,400	2,261

Cameron LNG LLC
2.902% due 07/15/2031	3,300	2,903

Campbell Soup Co.
2.500% due 08/02/2022	5,300	5,285
3.300% due 03/15/2021	3,784	3,776
3.950% due 03/15/2025	4,403	4,656

Carrier Global Corp.
1.923% due 02/15/2023	1,900	1,874

Centene Corp.
4.250% due 12/15/2027	1,400	1,410
4.750% due 01/15/2025	2,600	2,649

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	2,000	2,124

Charter Communications Operating LLC
4.464% due 07/23/2022	10,000	10,342
4.800% due 03/01/2050	5,200	5,444
4.908% due 07/23/2025	17,100	18,455
5.375% due 05/01/2047	400	434

China Merchants Finance Co. Ltd.
3.500% due 08/03/2020	300	301

Citrix Systems, Inc.
3.300% due 03/01/2030	4,000	3,744

CommonSpirit Health
2.760% due 10/01/2024	1,300	1,301

Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~	419	415
4.300% due 05/01/2024	3,300	3,433

Constellation Brands, Inc.
2.250% due 11/06/2020	6,455	6,419
2.650% due 11/07/2022	2,312	2,212
3.500% due 05/09/2027	102	96

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	2,176	2,349
4.750% due 07/12/2022	4,036	4,072

Cox Communications, Inc.
3.150% due 08/15/2024	3,200	3,279
3.500% due 08/15/2027	1,300	1,273

CRH America, Inc.
3.875% due 05/18/2025	5,000	5,063

Crown Castle Towers LLC
3.222% due 05/15/2042	2,485	2,487
3.720% due 07/15/2043	500	504
4.241% due 07/15/2048	900	913

CVS Health Corp.
2.750% due 12/01/2022	5,100	5,141
3.500% due 07/20/2022	1,924	1,976
3.700% due 03/09/2023	7,100	7,400
3.875% due 07/20/2025	700	725

CVS Pass-Through Trust
7.507% due 01/10/2032	1,566	2,038

Daimler Finance North America LLC
2.000% due 07/06/2021	2,800	2,701
2.200% due 10/30/2021	1,850	1,775
2.300% due 02/12/2021	4,300	4,193
2.550% due 08/15/2022	600	576
2.592% (US0003M + 0.900%) due 02/15/2022 ~	13,200	12,238
2.875% due 03/10/2021	4,300	4,257
3.350% due 05/04/2021	8,265	8,188

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	73

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
4.000% due 07/15/2024	$7,300	$7,379
4.420% due 06/15/2021	30,062	30,395
4.900% due 10/01/2026	500	499
5.450% due 06/15/2023	7,600	7,809
6.020% due 06/15/2026	4,800	5,118

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	3,766	3,983

Deutsche Telekom International Finance BV
1.950% due 09/19/2021	2,200	2,174

DP World Crescent Ltd.
4.848% due 09/26/2028	7,500	6,845

eBay, Inc.
2.600% due 07/15/2022	1,129	1,133

Enbridge, Inc.
2.195% (US0003M + 0.500%) due 02/18/2022 ~	9,100	8,460

Energy Transfer Operating LP
2.900% due 05/15/2025	7,300	6,185
6.625% due 10/15/2036	3,170	2,963

EQM Midstream Partners LP
4.000% due 08/01/2024	2,400	1,683

Expedia Group, Inc.
3.800% due 02/15/2028	2,300	1,995

Fiserv, Inc.
3.500% due 07/01/2029	5,000	5,322

Flex Ltd.
4.875% due 06/15/2029	2,446	2,335

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	5,800	5,579

Fox Corp.
4.030% due 01/25/2024	1,400	1,457

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021	2,556	2,622

GATX Corp.
4.750% due 06/15/2022	2,526	2,643

General Electric Co.
1.741% (US0003M + 1.000%) due 03/15/2023 ~	800	743
3.100% due 01/09/2023	3,742	3,805
5.550% due 05/04/2020	1,200	1,203

General Motors Co.
4.875% due 10/02/2023	61	54

Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	1,000	915

Heathrow Funding Ltd.
4.875% due 07/15/2023	2,505	2,647

Hyatt Hotels Corp.
5.375% due 08/15/2021	600	581

Imperial Brands Finance PLC
2.950% due 07/21/2020	6,176	6,165
3.125% due 07/26/2024	9,330	9,140
3.500% due 02/11/2023	3,278	3,293
3.500% due 07/26/2026	8,500	7,864
3.750% due 07/21/2022	2,100	2,102
4.250% due 07/21/2025	2,823	2,752

International Flavors & Fragrances, Inc.
3.400% due 09/25/2020	4,700	4,722

Kinder Morgan, Inc.
5.000% due 02/15/2021	5,805	5,776
6.500% due 09/15/2020	400	401
8.050% due 10/15/2030	7,700	8,900

KLA Corp.
4.100% due 03/15/2029	1,800	1,966

Komatsu Finance America, Inc.
2.437% due 09/11/2022	2,600	2,612

Kraft Heinz Foods Co.
2.800% due 07/02/2020	1,343	1,333
3.950% due 07/15/2025	3,200	3,152
4.625% due 01/30/2029	3,000	3,031

Laboratory Corp. of America Holdings
3.600% due 02/01/2025	1,700	1,771

Las Vegas Sands Corp.
2.900% due 06/25/2025	900	807
3.200% due 08/08/2024	18,650	16,826

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	$306	$278

Level 3 Financing, Inc.
3.875% due 11/15/2029	1,000	944

Marriott International, Inc.
4.650% due 12/01/2028	4,000	3,527

McCormick & Co., Inc.
3.900% due 07/15/2021	1,200	1,215

Medtronic, Inc.
3.500% due 03/15/2025	3,361	3,627

Microchip Technology, Inc.
3.922% due 06/01/2021	600	585

Micron Technology, Inc.
4.663% due 02/15/2030	4,000	4,198

Mitsubishi Corp.
2.625% due 07/14/2022	3,900	3,843

MMK International Capital DAC
4.375% due 06/13/2024	1,400	1,391

Molson Coors Brewing Co.
2.100% due 07/15/2021	4,290	4,196

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	2,200	2,192

MPLX LP
5.250% due 01/15/2025	800	705

Mylan, Inc.
3.125% due 01/15/2023	6,465	6,278
4.200% due 11/29/2023	335	320

NetApp, Inc.
3.250% due 12/15/2022	6,500	6,547

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021	700	718

Northern Natural Gas Co.
4.100% due 09/15/2042	580	566

Northwest Pipeline LLC
4.000% due 04/01/2027	5,770	5,739

NXP BV
3.875% due 09/01/2022	5,300	5,326
4.125% due 06/01/2021	6,100	6,159
4.875% due 03/01/2024	3,800	4,064

Occidental Petroleum Corp.
2.600% due 08/13/2021	1,100	881

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (d)(f)	408	4

ONEOK Partners LP
5.000% due 09/15/2023	2,300	2,122

Otis Worldwide Corp.
2.056% due 04/05/2025	5,200	5,101

Owens Corning
3.400% due 08/15/2026	35	33

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	900	933
6.000% due 04/07/2023	1,576	1,724

PayPal Holdings, Inc.
2.650% due 10/01/2026	200	196

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	2,434	2,462
3.950% due 03/10/2025	4,550	4,716
4.875% due 07/11/2022	1,800	1,874

PerkinElmer, Inc.
3.300% due 09/15/2029	3,600	3,423

Phosagro OAO Via Phosagro Bond Funding DAC
3.949% due 04/24/2023	1,500	1,492

Pioneer Natural Resources Co.
3.950% due 07/15/2022	1,200	1,157
4.450% due 01/15/2026	1,500	1,488

Prosus NV
3.680% due 01/21/2030	1,700	1,544

QVC, Inc.
5.450% due 08/15/2034	7,100	5,222

RELX Capital, Inc.
3.500% due 03/16/2023	100	104

Reynolds American, Inc.
6.875% due 05/01/2020	8,846	8,869

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Roche Holdings, Inc.
2.375% due 01/28/2027	$2,600	$2,638

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	5,800	5,708
5.625% due 04/15/2023	4,425	4,122
5.625% due 03/01/2025	400	368
5.750% due 05/15/2024	4,170	3,921
5.875% due 06/30/2026	10,100	9,639

Sands China Ltd.
4.600% due 08/08/2023	15,350	15,787
5.400% due 08/08/2028	2,000	1,891

Sasol Financing USA LLC
5.875% due 03/27/2024	200	84

SK Telecom Co. Ltd.
3.750% due 04/16/2023	700	741

Southern Co.
2.750% due 06/15/2020	3,365	3,368
3.250% due 07/01/2026	1,400	1,415

Spectra Energy Partners LP
3.375% due 10/15/2026	3,598	3,321

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	200	173
3.950% due 06/15/2023	4,200	3,647
4.600% due 06/15/2028	4,500	3,878

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	3,494	3,284

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	4,463	4,457
4.738% due 09/20/2029	1,100	1,132

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	1,500	1,531

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026	1,600	1,351

Suntory Holdings Ltd.
2.250% due 10/16/2024	7,000	7,066

Syngenta Finance NV
3.698% due 04/24/2020	13,000	12,975
3.933% due 04/23/2021	2,070	1,951
4.441% due 04/24/2023	4,800	4,527
5.182% due 04/24/2028	1,800	1,541

Telefonica Emisiones S.A.
5.134% due 04/27/2020	50	50
5.462% due 02/16/2021	1,800	1,839

Tencent Holdings Ltd.
3.280% due 04/11/2024	6,700	6,958
3.595% due 01/19/2028	3,900	4,150

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	5,000	4,255

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021	7,075	6,840

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~	1,900	1,900
3.375% due 03/01/2028	1,500	1,441

Thermo Fisher Scientific, Inc.
3.000% due 04/15/2023	9,000	9,243

Time Warner Cable LLC
4.000% due 09/01/2021	5,328	5,341
6.550% due 05/01/2037	1,900	2,140
6.750% due 06/15/2039	1,200	1,365

Tyson Foods, Inc.
3.900% due 09/28/2023	1,400	1,491

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,182	1,279

United Airlines Pass-Through Trust
2.875% due 04/07/2030	805	749

Vale Overseas Ltd.
6.250% due 08/10/2026	3,200	3,474

VMware, Inc.
2.300% due 08/21/2020	11,063	10,946
2.950% due 08/21/2022	3,588	3,601

Volkswagen Group of America Finance LLC
2.064% (US0003M + 0.860%) due 09/24/2021 ~	7,300	6,687

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 09/24/2021	$2,700	$2,633
4.000% due 11/12/2021	3,980	3,939
4.750% due 11/13/2028	5,000	5,124

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	1,800	1,772

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	3,500	3,226

WRKCo, Inc.
4.000% due 03/15/2028	600	635
4.900% due 03/15/2029	7,600	8,483

Wyeth LLC
7.250% due 03/01/2023	8,000	9,170

Yara International ASA
3.800% due 06/06/2026	3,600	3,549
4.750% due 06/01/2028	2,700	2,741

ZF North America Capital, Inc.
4.500% due 04/29/2022	5,634	5,264

Zimmer Biomet Holdings, Inc.
1.802% (US0003M + 0.750%) due 03/19/2021 ~	7,100	7,015
3.150% due 04/01/2022	650	650
3.375% due 11/30/2021	3,300	3,313
3.550% due 04/01/2025	4,600	4,639

		898,022

UTILITIES 6.3%

American Electric Power Co., Inc.
2.150% due 11/13/2020	2,625	2,606

AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~	14,600	14,179
2.781% (US0003M + 0.950%) due 07/15/2021 ~	3,850	3,784
3.400% due 05/15/2025	8,300	8,600
3.600% due 02/17/2023	9	9
4.450% due 04/01/2024	4,000	4,244
4.500% due 03/09/2048	1,900	2,072
4.750% due 05/15/2046	2,200	2,455

Baltimore Gas & Electric Co.
3.500% due 11/15/2021	200	199

BG Energy Capital PLC
4.000% due 10/15/2021	10,400	10,448

British Telecommunications PLC
3.250% due 11/08/2029	3,000	2,943

British Transco International Finance BV
0.000% due 11/04/2021 (d)	1,860	1,816

CNOOC Finance Ltd.
4.250% due 01/26/2021	2,300	2,340

Duke Energy Corp.
3.550% due 09/15/2021	1,400	1,420
3.950% due 10/15/2023	1,400	1,465

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,328

Enable Midstream Partners LP
4.400% due 03/15/2027	2,600	1,263

Enel Finance International NV
2.650% due 09/10/2024	2,700	2,583
2.875% due 05/25/2022	1,000	968
3.625% due 05/25/2027	1,372	1,396
4.625% due 09/14/2025	3,600	3,812

Engie S.A.
2.875% due 10/10/2022	783	765

Entergy Arkansas LLC
3.500% due 04/01/2026	4,900	5,201

Exelon Corp.
2.850% due 06/15/2020	2,000	2,000

FirstEnergy Corp.
2.850% due 07/15/2022	700	684

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	1,500	1,502
6.000% due 11/27/2023	3,500	3,685

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022	3,000	3,047
5.999% due 01/23/2021	500	509

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.510% due 03/07/2022	$6,800	$7,058

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	506	526

Monongahela Power Co.
3.550% due 05/15/2027	1,525	1,631

NextEra Energy Capital Holdings, Inc.
3.200% due 02/25/2022	22,500	22,794
3.250% due 04/01/2026	3,540	3,671
3.300% due 08/15/2022	6,100	6,199
3.550% due 05/01/2027	5,000	5,172

Niagara Mohawk Power Corp.
4.278% due 12/15/2028	5,000	5,368

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	2,600	2,611

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	598	482

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(a)	2,952	369

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,469

ONEOK, Inc.
2.750% due 09/01/2024	4,000	3,273
4.350% due 03/15/2029	300	245
4.550% due 07/15/2028	1,700	1,433

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(b)	1,330	1,315
3.500% due 10/01/2020 ^(b)	4,700	4,622

Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	2,982

Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	4,825	4,796

Rio Oil Finance Trust
9.250% due 07/06/2024	1,087	1,072
9.750% due 01/06/2027	1,319	1,260

Southern California Edison Co.
2.850% due 08/01/2029	2,000	1,941
3.400% due 06/01/2023	100	103
3.700% due 08/01/2025	2,200	2,269
3.875% due 06/01/2021	1,055	1,046
6.650% due 04/01/2029	4,500	5,325

Southern California Gas Co.
3.950% due 02/15/2050	4,100	4,533

State Grid Overseas Investment Ltd.
3.750% due 05/02/2023	2,800	2,924

Tallgrass Energy Partners LP
4.750% due 10/01/2023	3,000	1,875

Telstra Corp. Ltd.
4.800% due 10/12/2021	1,230	1,269

Verizon Communications, Inc.
4.329% due 09/21/2028	1,228	1,418
5.012% due 04/15/2049	300	406

		190,780

Total Corporate Bonds & Notes (Cost $2,537,336)		2,479,574

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.1%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	100	149

California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	500	516

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	100	159

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	600	793

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	300	445

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	$300	$492

		2,554

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	8,626	11,549

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	625	753

MASSACHUSETTS 0.0%

Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	300	369

NEW YORK 0.0%

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	300	328

OHIO 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	6,210	10,508

Total Municipal Bonds & Notes (Cost $24,278)		26,061

U.S. GOVERNMENT AGENCIES 9.1%

Ginnie Mae
8.500% due 08/15/2030	10	10

Uniform Mortgage-Backed Security
3.500% due 08/01/2047 - 08/01/2048	13,822	14,645
4.000% due 01/01/2049 - 09/01/2049	32,912	35,181

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050	22,000	22,764
3.000% due 05/01/2050	32,100	33,616
3.500% due 04/01/2050 - 05/01/2050	116,000	122,705
4.000% due 05/01/2050	41,000	43,767

Total U.S. Government Agencies (Cost $264,988)		272,688

U.S. TREASURY OBLIGATIONS 3.6%

U.S. Treasury Bonds
2.375% due 11/15/2049	61,561	76,886

U.S. Treasury Inflation Protected Securities (e)
0.250% due 07/15/2029 (l)(n)	30,252	31,449

U.S. Treasury Notes
1.500% due 10/31/2024	3	3
1.500% due 02/15/2030	95	103

Total U.S. Treasury Obligations (Cost $105,908)		108,441

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%

DC Office Trust
2.965% due 09/15/2045	10,500	10,140

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	652	648

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	10,981	11,004

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	75

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
1.450% due 03/19/2034 •	$506	$456

Total Non-Agency Mortgage-Backed Securities (Cost $22,992)		22,248

ASSET-BACKED SECURITIES 0.1%

MelTel Land Funding LLC
3.768% due 04/15/2049	700	572

RBSSP Resecuritization Trust
1.787% due 11/26/2036 •	1,123	1,086

START Ireland
4.089% due 03/15/2044	929	651

Total Asset-Backed Securities (Cost $2,719)		2,309

SOVEREIGN ISSUES 0.8%

Kuwait International Government Bond
2.750% due 03/20/2022	6,200	6,247

Qatar Government International Bond
3.875% due 04/23/2023	5,900	6,084

Saudi Government International Bond
2.875% due 03/04/2023	6,500	6,508

South Africa Government International Bond
4.850% due 09/30/2029	6,000	4,950

Total Sovereign Issues (Cost $24,534)		23,789

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Wells Fargo & Co.
7.500%	13,190	16,804

Total Convertible Preferred Securities (Cost $10,405)		16,804

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 2.8%

BANKING & FINANCE 2.7%

AGFC Capital Trust
3.581% (US0003M + 1.750%) due 01/15/2067 ~	3,080,000	$1,243

Bank of America Corp.
5.875% due 03/15/2028 •(f)	21,585,000	21,890

Charles Schwab Corp.
5.000% due 12/01/2027 •(f)	700,000	589

CoBank ACB
6.200% (US0003M + 3.744%) due 01/01/2025 ~(f)	30,000	3,015

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(f)	3,500,000	3,011

HSBC Capital Funding LP
10.176% due 06/30/2030 •(f)	4,850,000	7,134

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(f)	11,800,000	10,085
4.600% due 02/01/2025 •(f)	6,500,000	5,697
5.000% due 08/01/2024 •(f)	6,100,000	5,723
5.240% (US0003M + 3.470%) due 04/30/2020 ~(f)	1,477,000	1,336

State Street Corp.
5.625% due 12/15/2023 •(f)	1,900,000	1,675

USB Capital
3.500% due 04/30/2020 •(f)	14,250,000	10,641

Wachovia Capital Trust
5.570% due 05/01/2020 •(f)	10,010,000	9,769

		81,808

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 01/21/2021 •(f)	2,400,000	1,985

Total Preferred Securities (Cost $88,142)		83,793

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (i) 0.3%
		$10,200

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.0%
0.346% due 05/28/2020 - 06/18/2020 (c)(d)(n)	694	694

Total Short-Term Instruments (Cost $10,894)		10,894

Total Investments in Securities (Cost $3,103,745)		3,057,604

	SHARES
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%

PIMCO Short-Term Floating NAV Portfolio III	16,503,600	162,082

Total Short-Term Instruments (Cost $162,937)		162,082

Total Investments in Affiliates (Cost $162,937)		162,082

Total Investments 107.1% (Cost $3,266,682)		$3,219,686

Financial Derivative Instruments (k)(m) (0.1)% (Cost or Premiums, net $93)		(1,613)

Other Assets and Liabilities, net (7.0)%		(211,344)

Net Assets 100.0%		$3,006,729

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$ 5,839	$5,650	0.19%

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$10,200	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(10,410)	$10,200	$10,200

Total Repurchase Agreements						$(10,410)	$10,200	$10,200

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BPS	(0.250)%	02/21/2020	TBD	(2)	$(5,665)	$(5,672)

Total Reverse Repurchase Agreements						$(5,672)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(5,672)	$0	$(5,672)	$5,734	$62
FICC	10,200	0	0	10,200	(10,410)	(210)

Total Borrowings and Other Financing Transactions	$10,200	$(5,672)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(5,672)	$(5,672)

Total Borrowings	$0	$0	$0	$(5,672)	$(5,672)

Payable for reverse repurchase agreements					$(5,672)

(j)	Securities with an aggregate market value of $4,431 and cash of $1,303 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(10,687) at a weighted average interest rate of 1.454%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	756	$	(166,609)	$(2,818)	$24	$0
U.S. Treasury 10-Year Note June Futures	06/2020	1,394		(193,330)	(8,475)	196	0
U.S. Treasury 10-Year Ultra June Futures	06/2020	513		(80,044)	(4,399)	168	0
U.S. Treasury 30-Year Bond June Futures	06/2020	235		(42,080)	(3,131)	389	0

Total Futures Contracts					$(18,823)	$777	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	77

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
ConocoPhillips	(1.000)%	Quarterly	12/20/2024	1.266%	$2,500	$0	$30	$30	$9	$0
Darden Restaurants, Inc.	(1.000)	Quarterly	06/20/2020	0.546	3,500	(62)	57	(5)	0	0

						$(62)	$87	$25	$9	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	1.334%	$16,800	$109	$(144)	$(35)	$0	$(13)
AT&T, Inc.	1.000	Quarterly	06/20/2024	1.978	5,800	24	(247)	(223)	0	(6)
AT&T, Inc.	1.000	Quarterly	12/20/2024	2.089	26,900	337	(1,617)	(1,280)	0	(9)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.162	9,800	194	33	227	1	0
Enbridge, Inc.	1.000	Quarterly	12/20/2022	2.284	5,700	17	(207)	(190)	0	(33)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	9.008	2,800	378	(685)	(307)	0	(29)
General Electric Co.	1.000	Quarterly	12/20/2020	1.362	6,100	(176)	162	(14)	0	(3)
General Electric Co.	1.000	Quarterly	06/20/2023	1.827	6,600	40	(206)	(166)	37	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.948	6,900	(351)	122	(229)	39	0
General Electric Co.	1.000	Quarterly	06/20/2024	2.039	13,300	(251)	(293)	(544)	95	0
General Electric Co.	1.000	Quarterly	12/20/2024	2.153	15,600	(254)	(531)	(785)	113	0
International Lease Finance Corp.	5.000	Quarterly	06/20/2021	3.772	3,500	523	(466)	57	0	(17)
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.848	17,700	302	(172)	130	7	0
Sherwin-Williams Co.	1.000	Quarterly	06/20/2022	0.300	1,100	14	3	17	0	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.389	1,600	27	0	27	0	0

						$933	$(4,248)	$(3,315)	$292	$(110)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-33 5-Year Index	(1.000)%	Quarterly	12/20/2024	$	10,400	$(260)	$294	$34	$30	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Asia Ex-Japan 32 5-Year Index	1.000%	Quarterly	12/20/2024	$	15,900	$278	$(212)	$66	$62	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.090%	Semi-Annual	06/24/2024	$	2,700	$(4)	$(195)	$(199)	$0	$0
Receive	3-Month USD-LIBOR	2.110	Semi-Annual	06/25/2024		10,100	(15)	(736)	(751)	0	(1)
Receive	3-Month USD-LIBOR	2.080	Semi-Annual	06/26/2024		10,000	(15)	(715)	(730)	0	0
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/27/2024		10,000	(16)	(669)	(685)	0	0
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/28/2024		11,700	(18)	(780)	(798)	0	0
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	07/02/2024		8,900	(16)	(531)	(547)	1	0
Receive	3-Month USD-LIBOR	1.460	Semi-Annual	02/11/2025		11,300	(15)	(499)	(514)	0	(6)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/12/2025		13,500	(22)	(647)	(669)	0	(7)
Receive	3-Month USD-LIBOR	1.530	Semi-Annual	02/20/2025		12,100	(14)	(583)	(597)	0	(6)
Receive	3-Month USD-LIBOR	1.440	Semi-Annual	02/26/2025		12,000	(16)	(524)	(540)	0	(4)
Receive	3-Month USD-LIBOR	1.240	Semi-Annual	03/03/2025		11,500	0	(410)	(410)	0	(3)
Receive	3-Month USD-LIBOR	1.210	Semi-Annual	03/05/2025		11,400	(15)	(379)	(394)	0	(2)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/11/2025		11,500	(15)	(451)	(466)	0	(1)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/16/2025		11,600	(13)	(458)	(471)	0	(1)
Receive	3-Month USD-LIBOR	1.320	Semi-Annual	03/19/2025		12,600	(20)	(494)	(514)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	03/20/2025		12,500	(23)	(441)	(464)	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		68,600	574	(14,880)	(14,306)	286	0
Receive	3-Month USD-LIBOR	1.870	Semi-Annual	08/13/2029		3,600	(9)	(379)	(388)	16	0

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.960%	Semi-Annual	08/14/2029	$	4,600	$(12)	$(522)	$(534)	$20	$0
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	08/20/2029		5,400	(15)	(603)	(618)	24	0
Receive	3-Month USD-LIBOR	1.860	Semi-Annual	08/21/2029		6,000	(15)	(627)	(642)	27	0
Receive	3-Month USD-LIBOR	1.873	Semi-Annual	08/27/2029		5,400	(15)	(570)	(585)	25	0
Receive	3-Month USD-LIBOR	3.055	Semi-Annual	09/12/2029		20,600	(433)	(4,119)	(4,552)	104	0
Receive	3-Month USD-LIBOR	1.760	Semi-Annual	02/03/2030		13,000	(34)	(1,273)	(1,307)	65	0
Receive	3-Month USD-LIBOR	1.660	Semi-Annual	02/12/2030		5,600	(14)	(495)	(509)	28	0
Receive	3-Month USD-LIBOR	1.660	Semi-Annual	02/18/2030		6,400	(14)	(569)	(583)	32	0
Receive	3-Month USD-LIBOR	1.640	Semi-Annual	02/20/2030		6,500	(15)	(564)	(579)	33	0
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		6,500	(13)	(554)	(567)	34	0
Receive	3-Month USD-LIBOR	1.465	Semi-Annual	03/03/2030		12,000	0	(871)	(871)	63	0
Receive	3-Month USD-LIBOR	1.470	Semi-Annual	03/24/2030		5,700	(19)	(401)	(420)	32	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	08/15/2048		2,100	41	(1,157)	(1,116)	63	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2049		13,000	439	(3,504)	(3,065)	374	0

							$209	$(39,600)	$(39,391)	$1,228	$(31)

Total Swap Agreements							$1,098	$(43,679)	$(42,581)	$1,621	$(141)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$777	$1,621	$2,398	$0	$0	$(141)	$(141)

(l)

Securities with an aggregate market value of $13,945 and cash of $58,937 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650%	04/15/2020	17,600	$ (19)	$ (357)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	6,000	(6)	(105)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	11,500	(8)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	5,800	(3)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	11,500	(9)	(286)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	79

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700%	04/15/2020	5,800	$ (6)	$ (105)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	05/20/2020	10,200	(13)	(219)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.675	05/20/2020	1,200	(1)	(25)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	4,600	(5)	(80)

DUB	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	11,200	(6)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.600	04/15/2020	11,200	(10)	(253)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	4,800	(6)	(77)

FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.625	04/15/2020	10,200	(10)	(219)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	12,700	(11)	(8)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	8,600	(4)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	4,900	(2)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	8,600	(8)	(214)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	4,900	(4)	(89)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	6,300	(8)	(110)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	3,200	(2)	(21)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	8,300	(6)	(70)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	04/15/2020	11,400	(11)	(232)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	6,100	(8)	(98)

Total Written Options						$ (166)	$ (2,568)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	1.149%	$	2,000	$(42)	$31	$0	$(11)

BPS	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		100	(2)	(2)	0	(4)

BRC	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	2.059		1,500	(29)	(42)	0	(71)
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	2.197		1,200	(44)	(20)	0	(64)
	Italy Government International Bond	1.000	Quarterly	06/20/2024	1.149		1,900	(41)	30	0	(11)
	Italy Government International Bond	1.000	Quarterly	12/20/2024	1.241		4,500	13	(61)	0	(48)
	Mexico Government International Bond	1.000	Quarterly	06/20/2022	1.423		2,773	(39)	14	0	(25)
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	2.505		1,800	(18)	(101)	0	(119)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.950		1,500	22	(18)	4	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	4.006		600	(23)	(53)	0	(76)

CBK	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		300	(5)	(7)	0	(12)

DBL	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	8.848		2,000	(100)	28	0	(72)

DUB	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298		600	(54)	(23)	0	(77)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485		700	(43)	(97)	0	(140)

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	1.241		2,000	5	(26)	0	(21)

GST	Fiserv, Inc.	1.000	Quarterly	12/20/2024	0.795		1,800	(21)	38	17	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.754		500	(5)	(7)	0	(12)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175		400	(3)	(18)	0	(21)
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	8.848		100	(5)	1	0	(4)
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	4.006		2,000	(80)	(174)	0	(254)

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.881		2,000	(149)	151	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		1,600	(26)	(25)	0	(51)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		400	(5)	(11)	0	(16)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		600	(12)	(7)	0	(19)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		100	(2)	(2)	0	(4)
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	8.848		2,300	(119)	36	0	(83)

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175		2,100	(12)	(98)	0	(110)

Total Swap Agreements								$(839)	$(463)	$23	$(1,325)

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$0	$0	$0	$(462)	$(11)	$(473)	$(473)	$447	$(26)
BPS	0	0	0	0	0	(715)	(4)	(719)	(719)	664	(55)
BRC	0	0	4	4	0	0	(414)	(414)	(410)	571	161
CBK	0	0	0	0	0	0	(12)	(12)	(12)	0	(12)
DBL	0	0	0	0	0	0	(72)	(72)	(72)	0	(72)
DUB	0	0	0	0	0	(330)	(217)	(547)	(547)	307	(240)
FBF	0	0	0	0	0	(219)	(21)	(240)	(240)	236	(4)
GST	0	0	17	17	0	(512)	(291)	(803)	(786)	768	(18)
HUS	0	0	2	2	0	0	(67)	(67)	(65)	0	(65)
JPM	0	0	0	0	0	0	(106)	(106)	(106)	0	(106)
MYC	0	0	0	0	0	(330)	(110)	(440)	(440)	(20)	(460)

Total Over the Counter	$0	$0	$23	$23	$0	$(2,568)	$(1,325)	$(3,893)

(n)

Securities with an aggregate market value of $3,592 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$777	$777
Swap Agreements	0	393	0	0	1,228	1,621

	$0	$393	$0	$0	$2,005	$2,398

Over the counter
Swap Agreements	$0	$23	$0	$0	$0	$23

	$0	$416	$0	$0	$2,005	$2,421

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	81

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$110	$0	$0	$31	$141

Over the counter
Written Options	$0	$2,568	$0	$0	$0	$2,568
Swap Agreements	0	1,325	0	0	0	1,325

	$0	$3,893	$0	$0	$0	$3,893

	$0	$4,003	$0	$0	$31	$4,034

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$201	$201
Futures	0	0	0	0	(21,909)	(21,909)
Swap Agreements	0	3,327	0	0	(33,434)	(30,107)

	$0	$3,327	$0	$0	$(55,142)	$(51,815)

Over the counter
Purchased Options	$0	$0	$0	$0	$391	$391
Written Options	0	697	0	0	1,984	2,681
Swap Agreements	0	525	0	0	0	525

	$0	$1,222	$0	$0	$2,375	$3,597

	$0	$4,549	$0	$0	$(52,767)	$(48,218)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(14,660)	$(14,660)
Swap Agreements	0	(6,224)	0	0	(22,088)	(28,312)

	$0	$(6,224)	$0	$0	$(36,748)	$(42,972)

Over the counter
Purchased Options	$0	$0	$0	$0	$(2,655)	$(2,655)
Written Options	0	(2,628)	0	0	2,668	40
Swap Agreements	0	(1,209)	0	0	0	(1,209)

	$0	$(3,837)	$0	$0	$13	$(3,824)

	$0	$(10,061)	$0	$0	$(36,735)	$(46,796)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,353	$5,650	$11,003
Corporate Bonds & Notes
Banking & Finance	0	1,390,772	0	1,390,772
Industrials	0	895,984	2,038	898,022
Utilities	0	190,780	0	190,780
Municipal Bonds & Notes
California	0	2,554	0	2,554
Georgia	0	11,549	0	11,549
Illinois	0	753	0	753
Massachusetts	0	369	0	369
New York	0	328	0	328
Ohio	0	10,508	0	10,508
U.S. Government Agencies	0	272,688	0	272,688
U.S. Treasury Obligations	0	108,441	0	108,441
Non-Agency Mortgage-Backed Securities	0	22,248	0	22,248
Asset-Backed Securities	0	2,309	0	2,309

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Sovereign Issues	$0	$23,789	$0	$23,789
Convertible Preferred Securities
Banking & Finance	16,804	0	0	16,804
Preferred Securities
Banking & Finance	0	81,808	0	81,808
Industrials	0	1,985	0	1,985
Short-Term Instruments
Repurchase Agreements	0	10,200	0	10,200
U.S. Treasury Bills	0	694	0	694

	$16,804	$3,033,112	$7,688	$3,057,604

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$162,082	$0	$0	$162,082

Total Investments	$178,886	$3,033,112	$7,688	$3,219,686

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$777	$1,621	$0	$2,398
Over the counter	0	23	0	23

	$777	$1,644	$0	$2,421

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(141)	$0	$(141)
Over the counter	0	(3,893)	0	(3,893)

	$0	$(4,034)	$0	$(4,034)

Total Financial Derivative Instruments	$777	$(2,390)	$0	$(1,613)

Totals	$179,663	$3,030,722	$7,688	$3,218,073

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	83

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.5%

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~	$29,600	$28,816

Aramark Services, Inc.
2.739% (LIBOR03M + 1.750%) due 03/11/2025 ~	4,477	4,201

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(i)	37,817	36,588

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	10,270	7,801

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~	17,236	16,019

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~	57,824	55,897

Citadel Securities LP
3.739% (LIBOR03M + 2.750%) due 02/27/2026 «~	5,940	5,316

Dell International LLC
2.990% (LIBOR03M + 2.000%) due 09/19/2025 ~	931	896

Delos Finance SARL
3.200% (LIBOR03M + 1.750%) due 10/06/2023 ~	17,711	15,818

HCA, Inc.
2.739% (LIBOR03M + 1.750%) due 03/18/2026 ~	3,697	3,540

Hilton Worldwide Finance LLC
2.697% (LIBOR03M + 1.750%) due 06/22/2026 ~	6,409	6,008

Qatar National Bank SAQ
2.595% (LIBOR03M + 0.900%) due 12/22/2020 «~	17,300	17,300

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~	5,000	4,995
2.721% (LIBOR03M + 0.800%) due 12/21/2020 «~	20,000	19,980

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~	35,100	34,574
2.205% (LIBOR03M + 0.830%) due 03/29/2021 «~	63,000	61,363

WR Grace & Co.
3.200% (LIBOR03M + 1.750%) due 04/03/2025 ~	3,546	3,103

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	16,558	13,564

Total Loan Participations and Assignments (Cost $351,805)		335,779

CORPORATE BONDS & NOTES 78.3%

BANKING & FINANCE 25.3%

AerCap Ireland Capital DAC
3.300% due 01/23/2023	3,760	3,125
3.500% due 05/26/2022	350	292
3.875% due 01/23/2028 (j)	150	115
4.125% due 07/03/2023	9,415	8,011

AIA Group Ltd.
3.375% due 04/07/2030 (a)	9,000	8,974

Air Lease Corp.
3.625% due 12/01/2027	2,900	2,422

Alexandria Real Estate Equities, Inc.
3.450% due 04/30/2025	700	727
4.000% due 02/01/2050	7,000	6,367
4.500% due 07/30/2029	14,743	15,467
4.850% due 04/15/2049	900	955

Alleghany Corp.
4.900% due 09/15/2044	5,400	5,873

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030		$1,300	$1,222
3.750% due 04/15/2023		4,100	4,139

American Financial Group, Inc.
4.500% due 06/15/2047		40,300	40,391

American Homes 4 Rent LP
4.250% due 02/15/2028		3,583	3,562
4.900% due 02/15/2029		10,900	10,644

American International Group, Inc.
3.875% due 01/15/2035		2,000	1,968
3.900% due 04/01/2026		3,200	3,341
4.375% due 01/15/2055		26,512	25,930
4.500% due 07/16/2044		34,400	35,317
4.700% due 07/10/2035		4,550	4,742
4.750% due 04/01/2048		1,100	1,167
4.800% due 07/10/2045		1,200	1,282
5.750% due 04/01/2048 •		3,100	2,724

American Tower Corp.
2.950% due 01/15/2025		7,500	7,506
3.000% due 06/15/2023		4,060	4,071
3.125% due 01/15/2027		16,200	15,944
3.375% due 10/15/2026		6,487	6,503
3.600% due 01/15/2028		2,250	2,254
3.700% due 10/15/2049		5,200	5,038
3.800% due 08/15/2029		59,300	60,881
3.950% due 03/15/2029		23,300	24,297
4.400% due 02/15/2026		3,100	3,271

Arch Capital Finance LLC
5.031% due 12/15/2046		4,100	4,799

Athene Global Funding
2.500% due 01/14/2025		4,000	3,776

AvalonBay Communities, Inc.
4.150% due 07/01/2047		2,200	2,340

Aviation Capital Group LLC
3.500% due 11/01/2027		1,900	1,453
6.750% due 04/06/2021		5,900	5,850

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		6,800	5,289
5.500% due 01/15/2023		9,795	8,804

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	4,168

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	14,500	4,278

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027		$9,200	8,771
4.000% due 02/11/2023		1,900	1,912

Banco General S.A.
4.125% due 08/07/2027		400	371

Banco Santander S.A.
3.306% due 06/27/2029		7,200	7,031
4.379% due 04/12/2028		18,400	18,883

Bancolombia S.A.
3.000% due 01/29/2025		11,800	10,617

Bank of America Corp.
3.194% due 07/23/2030 •		32,100	32,845
3.248% due 10/21/2027		200	209
3.419% due 12/20/2028 •		85,251	88,202
3.500% due 04/19/2026		14,600	15,579
3.593% due 07/21/2028 •		23,900	24,508
3.974% due 02/07/2030 •		14,800	16,011
4.000% due 04/01/2024		3,243	3,464
4.271% due 07/23/2029 •		3,000	3,261
7.750% due 05/14/2038		15,700	23,450
8.050% due 06/15/2027		3,180	3,831

Bank of America N.A.
6.000% due 10/15/2036		9,200	12,390

Banque Federative du Credit Mutuel S.A.
2.549% (US0003M + 0.730%) due 07/20/2022 ~		500	494

Barclays Bank PLC
7.625% due 11/21/2022 (h)		69,050	70,672

Barclays PLC
3.250% due 01/17/2033	GBP	2,400	2,624
4.337% due 01/10/2028		$4,900	4,995
4.338% due 05/16/2024 •		15,000	14,492

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 01/10/2047		$12,250	$13,465
4.972% due 05/16/2029 •		42,787	46,253
5.088% due 06/20/2030 •		12,375	12,845
5.250% due 08/17/2045		2,000	2,228

BBVA Bancomer S.A.
5.125% due 01/18/2033 •(h)		1,900	1,588
6.500% due 03/10/2021		8,457	8,518
6.750% due 09/30/2022		12,500	12,473

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		17,500	20,665
4.250% due 01/15/2049		5,000	6,185

Berkshire Hathaway, Inc.
4.500% due 02/11/2043		4,045	5,015

BGC Partners, Inc.
5.375% due 07/24/2023		20,500	20,517

Blackstone Holdings Finance Co. LLC
3.500% due 09/10/2049		5,500	4,999
4.000% due 10/02/2047		8,400	8,094

BNP Paribas S.A.
6.625% due 03/25/2024 •(g)(h)(j)		10,500	9,306
7.375% due 08/19/2025 •(g)(h)		16,400	15,673

BOC Aviation Ltd.
4.000% due 01/25/2024		1,000	1,079

BPCE S.A.
5.150% due 07/21/2024		2,900	3,063

Brighthouse Financial, Inc.
4.700% due 06/22/2047		24,236	19,542

Brixmor Operating Partnership LP
4.125% due 05/15/2029		3,000	3,082

Brookfield Finance LLC
3.450% due 04/15/2050		15,100	12,178

Brookfield Finance, Inc.
4.700% due 09/20/2047		28,900	27,270
4.850% due 03/29/2029		8,500	9,046

Brown & Brown, Inc.
4.500% due 03/15/2029		10,300	11,124

Camden Property Trust
3.350% due 11/01/2049		1,400	1,196

Cantor Fitzgerald LP
6.500% due 06/17/2022		25,450	26,228

Carlyle Finance LLC
5.650% due 09/15/2048		5,700	6,337

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		3,600	3,234

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		3,113	3,480

CBL & Associates LP
5.950% due 12/15/2026		3,900	749

CC Holdings GS LLC
3.849% due 04/15/2023		29,710	29,879

Cibanco S.A. Ibm
4.962% due 07/18/2029		7,200	6,363

Citigroup, Inc.
2.666% due 01/29/2031 •		300	292
3.200% due 10/21/2026		31,200	32,389
3.400% due 05/01/2026		2,800	3,006
3.668% due 07/24/2028 •		17,500	18,168
3.700% due 01/12/2026		22,377	23,849
4.075% due 04/23/2029 •		51,200	54,412
4.650% due 07/23/2048		3,700	4,473
4.750% due 05/18/2046		7,700	8,859
6.625% due 06/15/2032		600	723
8.125% due 07/15/2039		47,088	74,522

CME Group, Inc.
4.150% due 06/15/2048		9,100	11,623
5.300% due 09/15/2043		1,125	1,517

CNH Industrial Capital LLC
3.875% due 10/15/2021		1,000	996

Cooperatieve Rabobank UA
4.625% due 12/29/2025 •(g)(h)	EUR	3,200	3,101
5.500% due 06/29/2020 •(g)(h)		22,085	23,443
6.625% due 06/29/2021 •(g)(h)		25,800	27,309

Credit Agricole S.A.
7.500% due 06/23/2026 •(g)(h)	GBP	2,500	2,844

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse AG
3.625% due 09/09/2024		$1,800	$1,905
6.500% due 08/08/2023 (h)		69,377	70,925

Credit Suisse Group AG
2.593% due 09/11/2025 •		4,500	4,283
3.574% due 01/09/2023		1,000	1,010
3.869% due 01/12/2029 •		10,200	10,346
4.207% due 06/12/2024 •		250	246
4.282% due 01/09/2028		17,400	17,855

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		26,700	27,027
3.800% due 09/15/2022		5,125	5,217
3.800% due 06/09/2023		3,500	3,584
4.550% due 04/17/2026		11,600	12,276
4.875% due 05/15/2045		7,275	8,852

Crown Castle International Corp.
3.100% due 11/15/2029		7,500	7,237
3.150% due 07/15/2023		3,100	3,117
3.800% due 02/15/2028		12,900	12,952
4.000% due 11/15/2049		44,010	41,949
4.300% due 02/15/2029		4,400	4,572
4.450% due 02/15/2026		17,395	18,201
4.750% due 05/15/2047		16,840	18,473
5.200% due 02/15/2049		17,710	20,056

CVS Pass-Through Trust
4.704% due 01/10/2036		1,384	1,634

Danske Bank A/S
5.375% due 01/12/2024		1,500	1,582

Deutsche Bank AG
2.625% due 02/12/2026	EUR	12,900	12,891
3.961% due 11/26/2025 •		$5,400	5,003
4.250% due 10/14/2021		88,485	84,238

Digital Realty Trust LP
3.600% due 07/01/2029		8,700	8,509
3.700% due 08/15/2027		500	484
4.450% due 07/15/2028		10,900	11,632

Doctors Co.
6.500% due 10/15/2023		31,800	34,797

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		11,754	11,937

Duke Realty LP
3.050% due 03/01/2050		2,900	2,356

E*TRADE Financial Corp.
3.800% due 08/24/2027		5,525	5,591
4.500% due 06/20/2028		7,885	8,211

EPR Properties
3.750% due 08/15/2029		4,510	3,383
4.500% due 06/01/2027		3,525	3,168
4.950% due 04/15/2028		6,800	6,713

Equitable Holdings, Inc.
3.900% due 04/20/2023		800	798
4.350% due 04/20/2028		14,907	14,535
5.000% due 04/20/2048		36,100	34,258

ERP Operating LP
4.500% due 07/01/2044		13,585	14,849

Essex Portfolio LP
3.625% due 05/01/2027		10,700	10,894
4.000% due 03/01/2029		10,600	10,885
4.500% due 03/15/2048		3,900	4,149

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		18,100	19,572

Farmers Insurance Exchange
4.747% due 11/01/2057 •		21,600	23,054

Fidelity National Financial, Inc.
5.500% due 09/01/2022		29,500	32,415

First American Financial Corp.
4.300% due 02/01/2023		18,250	18,389

FMR LLC
5.150% due 02/01/2043		1,550	1,885
6.450% due 11/15/2039		500	672

Ford Holdings LLC
9.300% due 03/01/2030		14,575	13,983

Ford Motor Credit Co. LLC
2.193% (US0003M + 0.430%) due 11/02/2020 ~		300	281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.645% (US0003M + 1.270%) due 03/28/2022 ~		$7,778	$6,324
2.710% (US0003M + 0.810%) due 04/05/2021 ~		1,215	1,124
2.843% (US0003M + 1.080%) due 08/03/2022 ~		524	430
2.927% (US0003M + 1.235%) due 02/15/2023 ~		3,131	2,472
3.336% due 03/18/2021		5,000	4,800
3.550% due 10/07/2022		20,000	18,750
5.014% (US0003M + 3.140%) due 01/07/2022 ~		900	729
5.584% due 03/18/2024		54,000	50,355
5.596% due 01/07/2022		14,107	13,719
5.875% due 08/02/2021		5,000	4,925

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		172,129	186,708

General Motors Financial Co., Inc.
2.685% (US0003M + 1.310%) due 06/30/2022 ~		2,000	1,590
2.837% (US0003M + 1.100%) due 11/06/2021 ~		700	642
5.100% due 01/17/2024		16,015	14,776
5.650% due 01/17/2029		5,282	4,741

GLP Capital LP
4.000% due 01/15/2030		8,000	6,782
5.300% due 01/15/2029		22,800	19,657

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		22,150	22,805
3.750% due 02/25/2026		12,000	12,528
3.814% due 04/23/2029 •		7,700	7,977
3.850% due 07/08/2024		1,400	1,466
3.850% due 01/26/2027		1,500	1,547
4.000% due 03/03/2024		13,700	14,393
4.017% due 10/31/2038 •		100	101
4.223% due 05/01/2029 •		2,340	2,504
4.411% due 04/23/2039 •		10,300	11,267
5.750% due 01/24/2022		15,400	16,352
5.950% due 01/15/2027		112	127
6.250% due 02/01/2041		12,925	17,962
6.750% due 10/01/2037		109,500	147,676

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		21,200	25,840

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		21,450	20,249

Great-West Lifeco Finance Delaware LP
4.150% due 06/03/2047		7,500	7,493

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		4,000	4,575

Hanover Insurance Group, Inc.
4.500% due 04/15/2026		6,600	6,909

Harborwalk Funding Trust
5.077% due 02/15/2069 •		27,500	32,542

Hartford Financial Services Group, Inc.
3.817% due 02/12/2067 •		3,600	2,334

HBOS PLC
5.374% due 06/30/2021	EUR	8,000	8,985

Healthcare Trust of America Holdings LP
3.100% due 02/15/2030		$1,900	1,703

Healthpeak Properties, Inc.
6.750% due 02/01/2041		3,500	4,403

High Street Funding Trust
4.682% due 02/15/2048		8,800	10,918

HSBC Bank USA N.A.
7.000% due 01/15/2039		11,450	14,978

HSBC Holdings PLC
3.600% due 05/25/2023		6,000	6,103
3.803% due 03/11/2025 •		11,300	11,782
3.900% due 05/25/2026		4,500	4,588
3.973% due 05/22/2030 •		12,200	12,554
4.300% due 03/08/2026		21,131	22,605
4.583% due 06/19/2029 •		7,050	7,519
4.950% due 03/31/2030		4,600	5,079
5.875% due 09/28/2026 •(g)(h)	GBP	26,400	29,316
6.100% due 01/14/2042		$10,850	13,544
6.500% due 03/23/2028 •(g)(h)		70,700	66,162
6.500% due 09/15/2037		6,715	8,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.800% due 06/01/2038		$4,300	$5,257
7.000% due 04/07/2038	GBP	1,900	2,969
7.625% due 05/17/2032		$11,547	15,790

Hudson Pacific Properties LP
3.950% due 11/01/2027		5,600	5,347
4.650% due 04/01/2029		6,000	6,171

ING Groep NV
4.625% due 01/06/2026		5,200	5,492
5.750% due 11/16/2026 •(g)(h)		9,000	7,798

Intercontinental Exchange, Inc.
4.000% due 10/15/2023		3,000	3,251
4.250% due 09/21/2048		1,800	2,091

International Lease Finance Corp.
8.625% due 01/15/2022		800	777

Intesa Sanpaolo SpA
4.000% due 09/23/2029		8,200	7,495
5.017% due 06/26/2024		7,400	7,566
6.500% due 02/24/2021		10,000	10,137

Itau Unibanco Holding S.A.
5.125% due 05/13/2023		450	452
5.500% due 08/06/2022		6,900	6,993

Jefferies Group LLC
6.500% due 01/20/2043		23,700	19,736

JPMorgan Chase & Co.
2.739% due 10/15/2030 •		16,800	16,906
3.300% due 04/01/2026		10	11
3.509% due 01/23/2029 •		25,000	25,815
3.702% due 05/06/2030 •		5,000	5,381
3.897% due 01/23/2049 •		21,400	24,857
4.005% due 04/23/2029 •		25,000	26,922
5.600% due 07/15/2041		21,340	30,391
6.400% due 05/15/2038		40,278	58,763

Kilroy Realty LP
3.050% due 02/15/2030		1,400	1,286
4.250% due 08/15/2029		12,400	12,769
4.750% due 12/15/2028		2,000	2,090

Kimco Realty Corp.
4.450% due 09/01/2047		700	636

KKR Group Finance Co. LLC
3.625% due 02/25/2050		24,500	20,330

Lazard Group LLC
4.500% due 09/19/2028		400	402

Legg Mason, Inc.
5.625% due 01/15/2044		18,493	19,743

Life Storage LP
3.875% due 12/15/2027		1,100	991

Lloyds Bank PLC
7.500% due 04/02/2032 þ		29,200	26,384

Lloyds Banking Group PLC
3.000% due 01/11/2022		2,000	1,996
3.574% due 11/07/2028 •		10,200	10,143
4.344% due 01/09/2048		200	202
4.450% due 05/08/2025		500	537
4.550% due 08/16/2028		26,900	28,607
7.500% due 09/27/2025 •(g)(h)		20,800	18,709

M&G PLC
5.560% due 07/20/2055 •	GBP	1,900	2,202

Manulife Financial Corp.
5.375% due 03/04/2046		$2,600	3,121

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048		9,000	10,021
4.350% due 01/30/2047		6,400	6,677
4.375% due 03/15/2029		9,200	10,242
4.900% due 03/15/2049		14,600	18,749

Massachusetts Mutual Life Insurance Co.
3.729% due 10/15/2070		8,196	7,640
4.900% due 04/01/2077		3,800	4,051

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		11,000	11,825

MetLife, Inc.
9.250% due 04/08/2038		42,266	52,890
10.750% due 08/01/2069		5,132	7,153

Mid-America Apartments LP
3.600% due 06/01/2027		300	303
4.300% due 10/15/2023		13,700	13,647

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	85

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
3.751% due 07/18/2039	$16,200	$16,045
4.153% due 03/07/2039	7,700	8,442
4.286% due 07/26/2038	7,900	8,614

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022	8,471	8,442

Morgan Stanley
3.591% due 07/22/2028 •	9,300	9,766
3.875% due 01/27/2026	22,995	24,875
6.375% due 07/24/2042	35,700	51,150
7.500% due 04/02/2032 þ(i)	53,900	47,143

Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •	28,500	29,875

Nationwide Building Society
3.960% due 07/18/2030 •	26,756	27,106
4.000% due 09/14/2026	9,400	9,231
4.302% due 03/08/2029 •	5,500	5,822

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	10,000	8,798

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039	32,300	50,175

Navient Corp.
7.250% due 01/25/2022	23,096	22,687

Neuberger Berman Group LLC
4.500% due 03/15/2027	6,200	6,316
4.875% due 04/15/2045	9,888	9,057

New York Life Global Funding
2.900% due 01/17/2024	913	961

New York Life Insurance Co.
4.450% due 05/15/2069	12,000	12,611
5.875% due 05/15/2033	1,000	1,315
6.750% due 11/15/2039	12,750	17,374

Nippon Life Insurance Co.
5.100% due 10/16/2044 •	24,450	25,546

Nissan Motor Acceptance Corp.
2.065% due 09/28/2022 •	400	372
2.600% due 09/28/2022	3,600	3,434
3.450% due 03/15/2023	1,215	1,189
3.875% due 09/21/2023	8,000	7,990

Nomura Holdings, Inc.
3.103% due 01/16/2030	4,700	4,437

Nordea Bank Abp
6.625% due 03/26/2026 •(g)(h)	5,000	4,529

Northwestern Mutual Life Insurance Co.
3.625% due 09/30/2059	64,790	57,206
3.850% due 09/30/2047	10,340	8,795
6.063% due 03/30/2040	1	1

Ohio National Life Insurance Co.
6.875% due 06/15/2042	400	450

Old Republic International Corp.
3.875% due 08/26/2026	300	309

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029	4,000	3,511
4.500% due 01/15/2025 (j)	5,000	4,854
4.750% due 01/15/2028	7,900	8,481
5.250% due 01/15/2026	15,000	14,971

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027	3,900	4,072

ORIX Corp.
4.050% due 01/16/2024	22,600	23,559

Pacific Life Insurance Co.
9.250% due 06/15/2039	113,331	191,810

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	1,600	1,390
5.250% due 08/15/2022	75,790	68,578

PartnerRe Finance B LLC
3.700% due 07/02/2029	960	1,088

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040	26,295	41,650

Physicians Realty LP
3.950% due 01/15/2028	7,900	7,513

Pine Street Trust
4.572% due 02/15/2029	25,000	23,797
5.568% due 02/15/2049	25,300	25,830

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pinnacol Assurance
8.625% due 06/25/2034 «(i)		$24,000	$27,096

Piper Jaffray Cos.
5.200% due 10/15/2023		23,000	21,821

Progressive Corp.
3.700% due 01/26/2045		1,400	1,429
4.125% due 04/15/2047		7,900	9,326

Prologis LP
3.000% due 04/15/2050		5,300	4,619

Prudential Financial, Inc.
3.700% due 03/13/2051		13,500	12,708
3.935% due 12/07/2049		9,113	8,985
5.200% due 03/15/2044 •		1,400	1,230
5.625% due 06/15/2043 •		7,000	6,594

Raymond James Financial, Inc.
4.650% due 04/01/2030		2,400	2,515

Realty Income Corp.
4.650% due 03/15/2047		2,750	2,915

Regency Centers LP
4.125% due 03/15/2028		1,100	1,112
4.400% due 02/01/2047		5,700	5,869
4.650% due 03/15/2049		1,500	1,609

Royal Bank of Scotland Group PLC
1.750% due 03/02/2026 •	EUR	1,000	1,041
2.500% due 03/22/2023		3,900	4,272
3.875% due 09/12/2023		$30,000	30,362
4.269% due 03/22/2025 •		3,160	3,252
4.445% due 05/08/2030 •		5,700	5,986
4.800% due 04/05/2026		6,100	6,076
4.892% due 05/18/2029 •		32,700	34,710
5.076% due 01/27/2030 •		50,450	54,934
6.000% due 12/19/2023		16,524	17,197

Santander Holdings USA, Inc.
4.400% due 07/13/2027		5,200	5,126

Santander UK Group Holdings PLC
2.875% due 08/05/2021		10,300	10,144
3.823% due 11/03/2028 •		55,945	59,066

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		14,550	14,892
6.125% due 02/07/2022		26,400	27,363

Selective Insurance Group, Inc.
5.375% due 03/01/2049		8,800	9,327

Service Properties Trust
4.375% due 02/15/2030		7,700	5,850
4.750% due 10/01/2026		5,000	3,801
4.950% due 10/01/2029		5,500	4,778

Simon Property Group LP
3.250% due 09/13/2049		8,900	7,207

Sompo International Holdings Ltd.
4.700% due 10/15/2022		3,000	3,139

Spirit Realty LP
3.400% due 01/15/2030		8,600	7,416
4.450% due 09/15/2026		2,350	2,239

Standard Chartered PLC
4.305% due 05/21/2030 •		1,300	1,310

State Bank of India
3.250% due 01/24/2022		22,000	21,747

Stifel Financial Corp.
4.250% due 07/18/2024 (j)		1,000	1,019

Sumitomo Mitsui Financial Group, Inc.
2.750% due 01/15/2030		2,700	2,630
3.040% due 07/16/2029		10,000	10,017

Synchrony Financial
4.500% due 07/23/2025		600	588

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		11,300	10,905
4.900% due 09/15/2044		25,100	28,667
6.850% due 12/16/2039		5,129	7,149

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	334	523

Transatlantic Holdings, Inc.
8.000% due 11/30/2039		$7,933	11,818

Travelers Cos., Inc.
3.750% due 05/15/2046		2,800	3,117
4.050% due 03/07/2048		5,600	6,424

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trust Fibra Uno
6.390% due 01/15/2050		$23,500	$21,862
6.950% due 01/30/2044 (j)		20,015	18,970
6.950% due 01/30/2044		5,255	4,981

UBS AG
4.750% due 02/12/2026 •(h)	EUR	4,400	4,792
5.125% due 05/15/2024 (h)		$58,221	58,803
7.625% due 08/17/2022 (h)		95,000	97,897

UBS Group AG
2.859% due 08/15/2023 •		2,100	2,085
4.125% due 09/24/2025		400	416
4.125% due 04/15/2026		36,300	36,860

UDR, Inc.
3.500% due 07/01/2027		3,323	3,236

UniCredit SpA
6.572% due 01/14/2022		16,950	17,278
7.830% due 12/04/2023		69,950	74,793

Ventas Realty LP
4.400% due 01/15/2029		1,900	1,895
4.875% due 04/15/2049		5,800	6,122

VEREIT Operating Partnership LP
3.100% due 12/15/2029		4,000	3,466
3.950% due 08/15/2027		11,848	11,284

Vonovia Finance BV
5.000% due 10/02/2023		2,200	2,398

Voya Financial, Inc.
4.700% due 01/23/2048 •		8,300	6,821

Washington Prime Group LP
6.450% due 08/15/2024 (j)		28,575	16,967

WEA Finance LLC
3.150% due 04/05/2022		2,100	2,045
4.750% due 09/17/2044		1,009	930

Wells Fargo & Co.
2.572% due 02/11/2031 •		23,100	22,309
2.879% due 10/30/2030 •		43,600	43,325
3.000% due 04/22/2026		25,600	26,408
3.196% due 06/17/2027 •		11,205	11,561
3.300% due 09/09/2024		2,000	2,086
3.584% due 05/22/2028 •		34,600	36,300
3.750% due 01/24/2024		7,100	7,531
4.900% due 11/17/2045		700	833
5.375% due 02/07/2035		4,900	5,799
5.375% due 11/02/2043		28,425	34,101
5.606% due 01/15/2044		200	245
5.950% due 12/01/2086		2,100	2,641
7.950% due 11/15/2029		1,000	1,312

Wells Fargo Bank N.A.
3.550% due 08/14/2023		4,000	4,199
5.850% due 02/01/2037		5,901	7,498
5.950% due 08/26/2036		800	1,024
6.600% due 01/15/2038		22,877	32,191

Welltower, Inc.
4.950% due 09/01/2048		6,200	6,274
6.500% due 03/15/2041		29,850	35,513

Weyerhaeuser Co.
4.000% due 04/15/2030		13,600	13,683
6.875% due 12/15/2033		14,477	17,004
6.950% due 10/01/2027		4,500	5,277
7.375% due 03/15/2032		144,587	170,913
7.950% due 03/15/2025		850	1,010

Willis North America, Inc.
3.875% due 09/15/2049		4,450	4,643

WP Carey, Inc.
3.850% due 07/15/2029		2,100	2,054
4.000% due 02/01/2025		1,600	1,650

XLIT Ltd.
5.500% due 03/31/2045		12,450	14,472

			5,921,994

INDUSTRIALS 37.8%

AbbVie, Inc.
4.300% due 05/14/2036		23,400	25,653
4.400% due 11/06/2042		44,212	49,348
4.450% due 05/14/2046		33,650	35,926
4.500% due 05/14/2035		24,527	28,309

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.700% due 05/14/2045	$32,100	$36,226
4.875% due 11/14/2048	600	703

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047	7,900	7,871

Activision Blizzard, Inc.
4.500% due 06/15/2047	7,455	9,488

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	6,300	5,238

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024	13,700	11,787
4.375% due 07/03/2029	2,200	1,903

AEP Transmission Co. LLC
3.150% due 09/15/2049	6,000	6,062
3.650% due 04/01/2050 (a)	2,700	2,793
3.750% due 12/01/2047	1,100	1,141

Aetna, Inc.
4.750% due 03/15/2044	50	55
6.750% due 12/15/2037	4,085	5,460

Air Canada Pass-Through Trust
4.125% due 11/15/2026	13,269	13,589

Alcon Finance Corp.
3.000% due 09/23/2029	500	500
3.800% due 09/23/2049	1,400	1,410

Alibaba Group Holding Ltd.
3.600% due 11/28/2024	14,000	14,803
4.200% due 12/06/2047	8,400	10,300

Allergan Funding SCS
4.550% due 03/15/2035	14,400	15,918
4.850% due 06/15/2044	51,900	64,701

Altria Group, Inc.
3.875% due 09/16/2046	12,080	10,980
4.400% due 02/14/2026	1,300	1,349
5.950% due 02/14/2049	25,500	29,800
6.200% due 02/14/2059	17,500	19,349

Amazon.com, Inc.
4.250% due 08/22/2057	38,800	53,875
4.950% due 12/05/2044	475	659

American Airlines Pass-Through Trust
3.000% due 04/15/2030	610	578
3.200% due 12/15/2029	5,020	5,472
3.375% due 11/01/2028	8,086	7,520
3.500% due 08/15/2033	3,840	3,228
3.600% due 04/15/2031	3,542	3,266
3.700% due 04/01/2028	4,214	4,071
4.000% due 01/15/2027	4,229	4,253
4.375% due 04/01/2024	510	478

Amgen, Inc.
3.375% due 02/21/2050	17,500	18,506
4.400% due 05/01/2045	1,000	1,173
4.563% due 06/15/2048	11,574	13,983
4.663% due 06/15/2051	173,813	219,865
4.950% due 10/01/2041	4,650	5,024

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	100,000	104,806
4.900% due 02/01/2046	171,210	187,716

Anheuser-Busch InBev Worldwide, Inc.
3.750% due 07/15/2042	300	286
4.375% due 04/15/2038	11,300	11,428
4.439% due 10/06/2048	16,601	17,040
4.600% due 04/15/2048	7,282	7,751
4.750% due 01/23/2029	4,297	4,734
4.750% due 04/15/2058	23,800	24,554
4.900% due 01/23/2031	2,666	2,968
4.950% due 01/15/2042	5,800	6,283
5.450% due 01/23/2039	12,150	14,187
5.550% due 01/23/2049 (j)	14,605	17,254
5.800% due 01/23/2059	54,000	66,373

Anthem, Inc.
3.700% due 09/15/2049	5,400	5,443
4.375% due 12/01/2047	30,200	32,667
4.550% due 03/01/2048	9,700	11,031
4.625% due 05/15/2042	9,300	10,389
4.650% due 01/15/2043	2,605	2,951
5.100% due 01/15/2044	13,244	15,775

AP Moller - Maersk A/S
3.750% due 09/22/2024	3,900	3,819

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apache Corp.
5.100% due 09/01/2040	$850	$377

Apple, Inc.
2.950% due 09/11/2049	51,200	54,298
3.750% due 09/12/2047	31,600	37,359
3.850% due 08/04/2046	73,395	89,024
4.250% due 02/09/2047	19,576	25,192
4.375% due 05/13/2045	2,400	3,068

Aptiv PLC
5.400% due 03/15/2049	20,000	18,593

Arconic, Inc.
5.900% due 02/01/2027	1,900	1,778

Arrow Electronics, Inc.
4.500% due 03/01/2023	2,100	2,089

AstraZeneca PLC
4.375% due 11/16/2045	1,400	1,742

Bacardi Ltd.
4.700% due 05/15/2028	5,200	5,572
5.150% due 05/15/2038	18,440	19,346
5.300% due 05/15/2048	28,300	30,879

Baker Hughes a GE Co. LLC
5.125% due 09/15/2040	6,800	6,126

Barrick North America Finance LLC
5.700% due 05/30/2041	9,900	12,246

BAT Capital Corp.
4.390% due 08/15/2037	12,200	11,350
4.540% due 08/15/2047	23,333	21,405

Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~	1,050	973
2.750% due 07/15/2021	5,985	5,925
3.000% due 10/08/2021	1,900	1,882
3.875% due 12/15/2023	5,000	5,126
4.200% due 07/15/2034	18,043	18,115
4.375% due 12/15/2028	8,100	8,676
4.625% due 06/25/2038	900	935
4.875% due 06/25/2048 (j)	27,000	31,271

Biogen, Inc.
5.200% due 09/15/2045	6,400	8,319

Boeing Co.
3.650% due 03/01/2047	1,945	1,744
3.750% due 02/01/2050	3,200	2,935
3.950% due 08/01/2059	4,500	4,064

Boston Scientific Corp.
7.000% due 11/15/2035	43,837	59,467
7.375% due 01/15/2040	42,000	60,974

Braskem America Finance Co.
7.125% due 07/22/2041	3,180	2,855

Bristol-Myers Squibb Co.
3.250% due 08/15/2022	2,816	2,927
3.900% due 02/20/2028	1,500	1,673
4.250% due 10/26/2049	39,500	49,726
4.350% due 11/15/2047	17,664	22,283
4.550% due 02/20/2048	1,100	1,400
4.625% due 05/15/2044	5,341	6,859
5.000% due 08/15/2045	5,917	7,969

British Airways Pass-Through Trust
3.300% due 06/15/2034	21,390	20,385
3.350% due 12/15/2030	1,900	1,807

Broadcom Corp.
2.650% due 01/15/2023	28,383	27,755
3.000% due 01/15/2022	39,704	39,370
3.875% due 01/15/2027	51,800	49,495

Broadcom, Inc.
3.125% due 10/15/2022	31,000	30,736

Buckeye Partners LP
5.600% due 10/15/2044	3,800	2,422

Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	38,950	45,823
4.450% due 03/15/2043	69,500	82,585
4.900% due 04/01/2044	3,300	4,129
5.050% due 03/01/2041	11,900	14,765
5.750% due 05/01/2040	15,720	21,386

Cameron LNG LLC
3.302% due 01/15/2035	4,300	3,742
3.402% due 01/15/2038	16,300	12,803

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Campbell Soup Co.
3.950% due 03/15/2025	$2,200	$2,327
4.150% due 03/15/2028	4,000	4,326
4.800% due 03/15/2048	400	484

Canadian Pacific Railway Co.
6.125% due 09/15/2115	46,358	61,890

Carrier Global Corp.
3.377% due 04/05/2040	10,500	9,314
3.577% due 04/05/2050	15,500	14,002

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	3,809	3,732

Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047	9,000	7,113

Cenovus Energy, Inc.
5.250% due 06/15/2037	7,515	3,379
6.750% due 11/15/2039	16,900	8,210

Centene Corp.
4.625% due 12/15/2029	3,300	3,335

CenterPoint Energy Resources Corp.
4.100% due 09/01/2047	2,000	2,092

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	11,000	11,119
2.323% (US0003M + 0.560%) due 11/02/2021 ~	2,000	2,010
2.362% due 05/28/2021	18,500	18,721

Charter Communications Operating LLC
3.750% due 02/15/2028	1,800	1,814
4.200% due 03/15/2028	1,900	1,955
4.464% due 07/23/2022	2,375	2,456
4.500% due 02/01/2024	9,100	9,395
4.800% due 03/01/2050	41,200	43,134
5.050% due 03/30/2029	10,025	10,906
5.125% due 07/01/2049	42,000	44,883
5.375% due 05/01/2047	49,200	53,398
5.750% due 04/01/2048	14,200	16,191
6.384% due 10/23/2035	29,881	35,624
6.484% due 10/23/2045	38,419	47,162
6.834% due 10/23/2055	8,000	9,511

China Resources Gas Group Ltd.
4.500% due 04/05/2022	5,434	5,691

Cigna Corp.
2.721% (US0003M + 0.890%) due 07/15/2023 ~	4,600	4,280

Citrix Systems, Inc.
4.500% due 12/01/2027	4,100	4,246

Coca-Cola Co.
4.200% due 03/25/2050	8,500	11,168

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	10,737

Comcast Corp.
2.650% due 02/01/2030	2,000	2,064
3.200% due 07/15/2036	1,300	1,378
3.450% due 02/01/2050	50,000	55,125
3.969% due 11/01/2047	57,110	66,292
3.999% due 11/01/2049	156,128	185,269
4.000% due 03/01/2048	12,260	14,202
4.500% due 01/15/2043	2,600	3,156
4.600% due 10/15/2038	5,400	6,750
4.650% due 07/15/2042	46,600	59,512
4.700% due 10/15/2048	10,000	12,984
4.750% due 03/01/2044	1,600	2,032
5.650% due 06/15/2035	5,900	7,999
7.050% due 03/15/2033	6,875	9,765

CommonSpirit Health
3.347% due 10/01/2029	8,000	7,571
4.187% due 10/01/2049	2,100	2,000

Conagra Brands, Inc.
3.250% due 09/15/2022	1,904	1,835
4.300% due 05/01/2024	7,593	7,898
4.600% due 11/01/2025	6,541	6,937
5.300% due 11/01/2038	7,431	8,112
5.400% due 11/01/2048	10,300	11,646
7.000% due 10/01/2028	1,800	2,170

Constellation Brands, Inc.
4.100% due 02/15/2048	10,200	9,357
4.500% due 05/09/2047	8,100	7,600
5.250% due 11/15/2048	3,500	3,722

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	87

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	$4,620	$4,476

Continental Resources, Inc.
4.900% due 06/01/2044	16,600	7,269

Corning, Inc.
5.450% due 11/15/2079	5,400	5,591

Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	2,000	1,925
4.500% due 08/01/2047 (j)	28,470	28,644
5.625% due 10/18/2043	2,200	2,441

Cox Communications, Inc.
4.500% due 06/30/2043	21,841	21,322
4.600% due 08/15/2047 (j)	3,010	3,127
4.700% due 12/15/2042	12,190	12,061
4.800% due 02/01/2035	15,800	17,236

CRH America Finance, Inc.
4.400% due 05/09/2047	2,700	2,422
4.500% due 04/04/2048	9,490	8,945

CSX Corp.
3.800% due 04/15/2050	1,100	1,161

CVS Health Corp.
3.625% due 04/01/2027	2,900	2,976
3.750% due 04/01/2030	4,900	5,080
4.125% due 04/01/2040	4,900	4,942
4.250% due 04/01/2050	1,400	1,462
5.050% due 03/25/2048 (j)	30,000	34,201

CVS Pass-Through Trust
4.163% due 08/11/2036	9,243	10,398
5.773% due 01/10/2033	1,184	1,449
5.880% due 01/10/2028	3,113	3,622
5.926% due 01/10/2034	27,322	31,133
6.036% due 12/10/2028	1,384	1,503
6.943% due 01/10/2030	28,103	35,034
7.507% due 01/10/2032	71,260	92,711
8.353% due 07/10/2031	13,326	16,013

D.R. Horton, Inc.
4.375% due 09/15/2022	800	816

Dell International LLC
4.900% due 10/01/2026	17,200	17,171
5.300% due 10/01/2029	38,900	37,921
5.450% due 06/15/2023	32,130	33,012
6.020% due 06/15/2026	78,400	83,588
8.100% due 07/15/2036	19,700	22,716
8.350% due 07/15/2046	37,150	43,804

Deutsche Telekom International Finance BV
4.750% due 06/21/2038	8,400	8,829
8.750% due 06/15/2030	70,000	95,650
9.250% due 06/01/2032	250	375

Discovery Communications LLC
3.300% due 05/15/2022	300	302
4.950% due 05/15/2042	800	792
5.000% due 09/20/2037	3,500	3,478
5.200% due 09/20/2047	21,300	21,865

Dominion Energy Gas Holdings LLC
4.600% due 12/15/2044	4,115	4,098
4.800% due 11/01/2043	800	809

DP World Crescent Ltd.
4.848% due 09/26/2028	1,000	913

DP World PLC
5.625% due 09/25/2048	22,800	19,328
6.850% due 07/02/2037	33,320	32,054

Ecopetrol S.A.
7.375% due 09/18/2043	25,700	26,188

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	30,262

Embotelladora Andina S.A.
3.950% due 01/21/2050	3,600	3,082

Enbridge Energy Partners LP
5.500% due 09/15/2040	3,000	2,886
7.375% due 10/15/2045	19,792	21,849

Enbridge, Inc.
3.700% due 07/15/2027	400	398
4.500% due 06/10/2044	10,948	10,168

Energy Transfer Operating LP
3.600% due 02/01/2023	4,256	3,789
4.250% due 03/15/2023	8,906	7,992

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.900% due 03/15/2035	$21,073	$16,637
5.150% due 02/01/2043	26,385	19,984
5.150% due 03/15/2045	42,286	32,871
5.300% due 04/15/2047	20,590	15,741
6.050% due 06/01/2041	1,500	1,314
6.125% due 12/15/2045	33,400	27,847
6.625% due 10/15/2036	11,177	10,446

Energy Transfer Partners LP
5.000% due 10/01/2022	900	821

EnLink Midstream Partners LP
5.450% due 06/01/2047	13,800	4,659

Entergy Louisiana LLC
4.200% due 09/01/2048	1,410	1,608
5.000% due 07/15/2044	4,300	4,599

Enterprise Products Operating LLC
3.125% due 07/31/2029	9,980	9,249
4.200% due 01/31/2050	13,068	12,389
4.450% due 02/15/2043	92,745	88,076
4.800% due 02/01/2049	3,575	3,593
4.850% due 08/15/2042	11,300	10,998
4.850% due 03/15/2044	42,362	44,332
4.875% due 08/16/2077 •	9,200	6,335
4.950% due 10/15/2054	500	514
5.100% due 02/15/2045	31,665	31,806
5.250% due 08/16/2077 •	18,400	12,636
5.700% due 02/15/2042	5,600	5,974
5.750% due 03/01/2035	13,761	13,641
5.950% due 02/01/2041	7,663	8,350
6.125% due 10/15/2039	5,000	5,144
6.450% due 09/01/2040	4,995	6,094
7.550% due 04/15/2038	2,850	3,314

EQM Midstream Partners LP
4.000% due 08/01/2024	7,100	4,980

EQT Corp.
3.900% due 10/01/2027	9,255	6,453

ERAC USA Finance LLC
7.000% due 10/15/2037	9,200	11,740

FedEx Corp.
3.875% due 08/01/2042	765	674
4.550% due 04/01/2046	18,300	17,463
4.750% due 11/15/2045	6,250	6,027
4.950% due 10/17/2048 (j)	12,000	11,795
5.100% due 01/15/2044	14,941	14,898

Fiserv, Inc.
4.400% due 07/01/2049	25,000	26,971

Ford Motor Co.
8.900% due 01/15/2032	9,209	8,474
9.980% due 02/15/2047	4,525	4,321

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	2,800	2,693
4.000% due 06/15/2025	24,600	25,376

GATX Corp.
5.200% due 03/15/2044	1,500	1,662

General Electric Co.
4.125% due 10/09/2042	3,334	3,167
5.875% due 01/14/2038	24,551	28,902
6.150% due 08/07/2037	744	861
6.750% due 03/15/2032	1,289	1,565
6.875% due 01/10/2039	7,868	9,844

General Mills, Inc.
4.550% due 04/17/2038	3,200	3,408

General Motors Co.
5.150% due 04/01/2038	15,200	11,042
5.400% due 04/01/2048	1,760	1,288

Georgia-Pacific LLC
7.750% due 11/15/2029	1,600	2,288

Gilead Sciences, Inc.
4.750% due 03/01/2046	7,700	9,886
4.800% due 04/01/2044	325	420

Glencore Finance Canada Ltd.
4.950% due 11/15/2021	7,800	7,731
5.550% due 10/25/2042	10,430	8,410
6.900% due 11/15/2037	100	97

Global Payments, Inc.
4.150% due 08/15/2049	4,400	4,263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	$8,600	$7,871
5.125% due 03/31/2027	1,300	1,165

GNL Quintero S.A.
4.634% due 07/31/2029	5,000	4,793

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	3,672	3,552

GTL Trade Finance, Inc.
7.250% due 04/16/2044	5,200	5,514

GTP Acquisition Partners LLC
3.482% due 06/15/2050	7,500	7,672

Halliburton Co.
2.920% due 03/01/2030	2,800	2,198
4.850% due 11/15/2035	10,400	8,097
5.000% due 11/15/2045	1,700	1,337
6.700% due 09/15/2038	1,130	988
7.450% due 09/15/2039	21,239	20,663

HCA, Inc.
4.500% due 02/15/2027	8,800	9,081
4.750% due 05/01/2023	6,500	6,667
5.250% due 06/15/2049	7,900	8,491
5.500% due 06/15/2047	18,062	19,799

Heineken NV
4.000% due 10/01/2042	3,066	3,031
4.350% due 03/29/2047	17,000	16,786

Hess Corp.
6.000% due 01/15/2040	9,135	6,607
7.300% due 08/15/2031	2,129	1,827

Home Depot, Inc.
4.400% due 03/15/2045	10,850	12,793

Humana, Inc.
3.950% due 03/15/2027	900	918
3.950% due 08/15/2049	13,500	13,435
4.800% due 03/15/2047	8,200	9,211
8.150% due 06/15/2038	1,000	1,460

Huntsman International LLC
5.125% due 11/15/2022	18,051	18,536

IHS Markit Ltd.
4.250% due 05/01/2029	7,700	8,172
5.000% due 11/01/2022	9,301	9,804

Imperial Brands Finance PLC
3.500% due 02/11/2023	200	201
3.500% due 07/26/2026	7,800	7,217
3.875% due 07/26/2029	7,100	6,685
4.250% due 07/21/2025	19,615	19,121

Intel Corp.
4.100% due 05/11/2047	2,065	2,523
4.950% due 03/25/2060	10,000	13,936

International Flavors & Fragrances, Inc.
4.375% due 06/01/2047	1,500	1,426
5.000% due 09/26/2048	10,000	10,260

International Paper Co.
4.350% due 08/15/2048	6,900	6,713
4.400% due 08/15/2047	6,800	6,867
4.800% due 06/15/2044	12,450	12,405
6.000% due 11/15/2041	7,400	9,561
8.700% due 06/15/2038	9,455	13,636

Interpublic Group of Cos., Inc.
5.400% due 10/01/2048	5,200	5,486

Japan Tobacco, Inc.
2.000% due 04/13/2021	4,100	4,091

JB Hunt Transport Services, Inc.
3.300% due 08/15/2022	2,100	2,021

JD.com, Inc.
3.375% due 01/14/2030	5,000	5,013

Juniper Networks, Inc.
5.950% due 03/15/2041	46,478	45,385

Kaiser Foundation Hospitals
4.150% due 05/01/2047	14,300	16,692

Kansas City Southern
4.300% due 05/15/2043	5,000	5,073
4.700% due 05/01/2048	19,600	21,609
4.950% due 08/15/2045	24,795	25,903

Keurig Dr Pepper, Inc.
4.597% due 05/25/2028	3,700	4,071

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.985% due 05/25/2038	$14,200	$15,960
5.085% due 05/25/2048	7,300	9,214

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	10,709	9,972
5.000% due 08/15/2042	5,500	5,104
5.000% due 03/01/2043	34,835	33,034
5.625% due 09/01/2041	1,700	1,588
5.800% due 03/15/2035	10,942	11,652
6.375% due 03/01/2041	10,715	10,666
6.500% due 02/01/2037	12,219	12,521
6.500% due 09/01/2039	36,840	36,224
6.550% due 09/15/2040	30,300	32,742
6.950% due 01/15/2038	8,500	8,871
7.400% due 03/15/2031	5,000	5,665
7.500% due 11/15/2040	22,967	25,543

Kinder Morgan, Inc.
5.300% due 12/01/2034	1,365	1,320
5.625% due 11/15/2023	1,760	1,842
7.800% due 08/01/2031	2,000	2,300

Kraft Heinz Foods Co.
4.375% due 06/01/2046	4,861	4,407
5.000% due 06/04/2042	13,250	12,617
5.200% due 07/15/2045	1,000	967
6.375% due 07/15/2028	650	716
6.500% due 02/09/2040	98,198	107,829
6.750% due 03/15/2032	5,025	5,919
6.875% due 01/26/2039	3,900	4,488
7.125% due 08/01/2039	36,043	42,104

L3Harris Technologies, Inc.
4.854% due 04/27/2035	2,150	2,337

Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,200	1,370

LafargeHolcim Finance U.S. LLC
4.750% due 09/22/2046	4,300	4,733

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,800	2,512
3.200% due 08/08/2024	2,900	2,616
3.500% due 08/18/2026	131,600	120,668
3.900% due 08/08/2029	24,550	21,359

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	2,900	2,635

Lockheed Martin Corp.
3.600% due 03/01/2035	2,500	2,952
4.500% due 05/15/2036	2,100	2,415

Lowe’s Cos., Inc.
4.050% due 05/03/2047	7,940	7,910

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	8,555	10,055

Marathon Oil Corp.
5.200% due 06/01/2045	5,000	3,179
6.600% due 10/01/2037	3,700	2,538

Marvell Technology Group Ltd.
4.875% due 06/22/2028	14,500	15,053

Masco Corp.
4.375% due 04/01/2026	5,400	5,353
4.500% due 05/15/2047	15,147	13,314
5.950% due 03/15/2022	5,871	5,982
6.500% due 08/15/2032	3,614	4,239
7.750% due 08/01/2029	2,539	3,128

Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	2,745

McDonald’s Corp.
3.625% due 09/01/2049	16,800	17,251

Medtronic, Inc.
4.625% due 03/15/2045	3,123	4,147

Merck & Co., Inc.
4.000% due 03/07/2049	13,000	16,480

Micron Technology, Inc.
4.663% due 02/15/2030	23,600	24,766
5.327% due 02/06/2029	14,700	16,169

Microsoft Corp.
3.700% due 08/08/2046	59,071	70,376
3.750% due 02/12/2045	7,400	8,969
4.500% due 02/06/2057	12,900	17,865
4.750% due 11/03/2055	9,500	13,463

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Moody’s Corp.
4.875% due 12/17/2048	$9,000	$10,017
5.250% due 07/15/2044	4,144	5,113

Motorola Solutions, Inc.
5.500% due 09/01/2044	5,686	5,765

MPLX LP
3.500% due 12/01/2022	2,525	2,420
4.900% due 04/15/2058	19,120	12,937
5.200% due 03/01/2047	5,000	4,008
5.200% due 12/01/2047	2,100	1,766

Mylan NV
3.950% due 06/15/2026	6,100	6,106
5.250% due 06/15/2046	4,853	4,656

Mylan, Inc.
3.125% due 01/15/2023	700	680
4.200% due 11/29/2023	4,461	4,259
4.550% due 04/15/2028	3,620	3,552
5.200% due 04/15/2048	24,300	21,904
5.400% due 11/29/2043	1,900	1,903

NBCUniversal Media LLC
4.450% due 01/15/2043	32,900	41,933
5.950% due 04/01/2041	52,000	72,093

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021	4,300	4,412
5.750% due 11/15/2041	22,905	28,639

Newell Brands, Inc.
5.625% due 04/01/2036	2,309	2,300

Newmont Goldcorp Corp.
5.450% due 06/09/2044	33,900	43,930
6.250% due 10/01/2039	11,710	15,152

Norfolk Southern Corp.
3.942% due 11/01/2047	6,494	6,810
4.050% due 08/15/2052	8,710	9,446
5.100% due 08/01/2118	15,225	17,269

Northern Natural Gas Co.
4.100% due 09/15/2042	14,000	13,659
4.300% due 01/15/2049	17,200	17,978

Northwell Healthcare, Inc.
3.809% due 11/01/2049	14,900	14,943

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	10,121	7,574

NVIDIA Corp.
2.850% due 04/01/2030	8,800	9,158
3.500% due 04/01/2040	5,900	6,290
3.700% due 04/01/2060	3,500	3,803

NVR, Inc.
3.950% due 09/15/2022	5,000	5,007

NXP BV
3.875% due 09/01/2022	21,118	21,220
4.625% due 06/15/2022	20,919	21,656
4.625% due 06/01/2023	28,016	28,871
5.350% due 03/01/2026	10,000	10,832
5.550% due 12/01/2028	2,200	2,487

Occidental Petroleum Corp.
2.900% due 08/15/2024	3,500	1,911
4.200% due 03/15/2048	3,400	1,470
4.300% due 08/15/2039	2,000	854
4.400% due 08/15/2049 (j)	5,900	2,559
4.500% due 07/15/2044	3,200	1,322
6.450% due 09/15/2036	10,816	5,184
7.000% due 11/15/2027	1,000	483
7.150% due 05/15/2028	14,050	6,967
7.500% due 05/01/2031	8,974	4,652
7.875% due 09/15/2031	2,400	1,278
7.950% due 06/15/2039	50,000	25,360

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (e)(g)	4,491	49

ONEOK Partners LP
6.125% due 02/01/2041	27,327	24,764
6.200% due 09/15/2043	47,644	43,025
6.650% due 10/01/2036	4,765	4,346
6.850% due 10/15/2037	8,494	8,515

Oracle Corp.
2.500% due 04/01/2025 (a)	7,700	7,870
2.800% due 04/01/2027 (a)	8,600	8,780
2.950% due 04/01/2030 (a)	5,500	5,545

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.600% due 04/01/2040 (a)	$24,000	$23,976
3.600% due 04/01/2050 (a)	22,600	22,612
3.800% due 11/15/2037	8,405	8,700
3.850% due 07/15/2036	1,500	1,572
3.850% due 04/01/2060 (a)	32,000	32,358
3.900% due 05/15/2035	325	352
4.000% due 07/15/2046	12,350	13,518
4.000% due 11/15/2047	66,210	73,037
4.125% due 05/15/2045	5,100	5,587
4.500% due 07/08/2044	1,400	1,608

Otis Worldwide Corp.
3.362% due 02/15/2050	10,000	9,861

Ovintiv, Inc.
5.150% due 11/15/2041	1,581	640
7.200% due 11/01/2031	11,096	4,881
7.375% due 11/01/2031	4,600	2,075

Owens Corning
4.300% due 07/15/2047	27,981	24,038
4.400% due 01/30/2048	39,150	33,593
7.000% due 12/01/2036	246	281

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	2,000	2,023
4.750% due 03/22/2028	14,885	15,438
6.000% due 04/07/2023	19,900	21,767

Packaging Corp. of America
4.050% due 12/15/2049	11,300	11,355

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,200	2,789

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	7,600	7,688
4.125% due 08/01/2023	2,143	2,217
4.250% due 01/17/2023	7,204	7,389

Pernod Ricard S.A.
4.250% due 07/15/2022	400	404

Pertamina Persero PT
6.000% due 05/03/2042	5,000	5,324
6.450% due 05/30/2044	5,700	6,267

Petroleos Mexicanos
6.350% due 02/12/2048	98,153	62,357
6.500% due 03/13/2027	1,600	1,198
6.750% due 09/21/2047	103,726	67,390
6.840% due 01/23/2030	9,900	7,215
6.950% due 01/28/2060	35,974	24,407
7.690% due 01/23/2050	43,624	30,768

Pfizer, Inc.
4.200% due 09/15/2048	600	747
4.300% due 06/15/2043	400	465
4.400% due 05/15/2044	6,900	8,484
5.600% due 09/15/2040	33,365	46,418

Philip Morris International, Inc.
3.875% due 08/21/2042	3,675	3,929
4.125% due 03/04/2043	2,575	2,702
4.250% due 11/10/2044	21,000	23,364
4.375% due 11/15/2041	12,700	14,561
4.875% due 11/15/2043	2,500	3,029

Pioneer Natural Resources Co.
7.200% due 01/15/2028	24,475	23,860

Prosus NV
3.680% due 01/21/2030	1,600	1,453

QVC, Inc.
4.375% due 03/15/2023	5,558	5,263
4.850% due 04/01/2024	4,800	4,160
5.125% due 07/02/2022	6,820	5,728
5.950% due 03/15/2043	28,765	19,620

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	5,000	5,318
6.332% due 09/30/2027	3,535	3,684

RELX Capital, Inc.
3.500% due 03/16/2023	2,570	2,679

Reynolds American, Inc.
5.850% due 08/15/2045	21,048	22,740
6.150% due 09/15/2043	10,920	11,910

Rockies Express Pipeline LLC
7.500% due 07/15/2038	25,640	15,474

Rockwell Collins, Inc.
4.350% due 04/15/2047	4,500	5,029

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	89

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rogers Communications, Inc.
3.700% due 11/15/2049	$4,000	$4,194

Ryder System, Inc.
2.500% due 09/01/2022	1,060	999

S&P Global, Inc.
3.250% due 12/01/2049	5,000	4,996
4.500% due 05/15/2048	200	241

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	23,300	20,056
5.000% due 03/15/2027	36,700	31,278
5.625% due 03/01/2025	300	276
5.750% due 05/15/2024	8,950	8,415
5.875% due 06/30/2026	7,556	7,211
6.250% due 03/15/2022	6,500	6,309

Sands China Ltd.
5.125% due 08/08/2025	26,800	25,426
5.400% due 08/08/2028 (j)	29,300	27,705

Sasol Financing USA LLC
6.500% due 09/27/2028	11,200	4,602

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	7,900	8,075

Siemens Financieringsmaatschappij NV
3.300% due 09/15/2046	1,500	1,531
4.200% due 03/16/2047	6,700	7,857

Southern Co.
4.250% due 07/01/2036	9,300	9,100
4.400% due 07/01/2046	19,705	20,694

Southern Natural Gas Co. LLC
8.000% due 03/01/2032	8,346	10,139

Spirit AeroSystems, Inc.
1.541% (US0003M + 0.800%) due 06/15/2021 ~	2,700	2,571
3.850% due 06/15/2026	2,400	2,082
4.600% due 06/15/2028	800	689

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	5,482	5,350

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	4,290	4,285
5.152% due 09/20/2029	22,100	23,725

Standard Industries, Inc.
4.750% due 01/15/2028	18,600	17,259
5.000% due 02/15/2027	2,380	2,182

Starbucks Corp.
4.450% due 08/15/2049	2,000	2,295

Steel Dynamics, Inc.
3.450% due 04/15/2030	2,000	1,823

Suncor Energy, Inc.
6.500% due 06/15/2038	100	103

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	2,000	1,842
4.950% due 01/15/2043	27,800	21,959

Suzano Austria GmbH
6.000% due 01/15/2029	13,600	12,798
7.000% due 03/16/2047	21,520	20,484

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	1,200	1,231

Syngenta Finance NV
3.125% due 03/28/2022	1,500	1,311
4.441% due 04/24/2023	1,000	943
4.892% due 04/24/2025	7,450	7,319
5.676% due 04/24/2048	13,575	10,959

Takeda Pharmaceutical Co. Ltd.
4.400% due 11/26/2023	1,400	1,476

Teck Resources Ltd.
6.125% due 10/01/2035	10,000	9,225

Telefonica Emisiones S.A.
4.665% due 03/06/2038	2,970	3,207
4.895% due 03/06/2048	20,230	22,495
5.213% due 03/08/2047	15,700	17,698
5.520% due 03/01/2049	8,700	10,248
7.045% due 06/20/2036	15,097	18,050

Tencent Holdings Ltd.
3.925% due 01/19/2038	2,000	2,264
3.975% due 04/11/2029	24,900	27,747

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	$4,800	$4,085
7.625% due 04/01/2037	320	353

Tesco PLC
6.150% due 11/15/2037	1,795	2,139

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	8,137	7,504

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	389	374

Texas Eastern Transmission LP
4.150% due 01/15/2048	400	337

Thomson Reuters Corp.
4.300% due 11/23/2023	22,700	22,986
5.650% due 11/23/2043	23,336	26,305

Time Warner Cable LLC
4.500% due 09/15/2042	18,500	17,474
5.500% due 09/01/2041	14,800	15,544
5.875% due 11/15/2040	5,000	5,291
6.550% due 05/01/2037	7,306	8,230
6.750% due 06/15/2039	52,495	59,734
7.300% due 07/01/2038	2,080	2,562

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	1,128	1,240
8.375% due 07/15/2033	18,420	25,404

Topaz Solar Farms LLC
4.875% due 09/30/2039	5,949	6,147

Total Capital International S.A.
3.461% due 07/12/2049	15,000	15,383

Toyota Tsusho Corp.
3.625% due 09/13/2023	6,920	6,788

TransCanada PipeLines Ltd.
4.625% due 03/01/2034	2,000	1,904
4.875% due 05/15/2048	22,100	24,136
6.200% due 10/15/2037	3,484	4,050
7.250% due 08/15/2038	1,075	1,266
7.625% due 01/15/2039	10,020	13,010

Transcontinental Gas Pipe Line Co. LLC
5.400% due 08/15/2041	4,330	4,587

TTX Co.
4.600% due 02/01/2049	3,700	4,118

Tyson Foods, Inc.
4.550% due 06/02/2047	1,000	1,102
4.875% due 08/15/2034	950	1,163
5.100% due 09/28/2048 (j)	7,700	9,592

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	7,045	7,051
4.625% due 12/03/2026	2,655	2,634
7.125% due 04/22/2025	2,020	2,185

Union Pacific Corp.
3.250% due 02/05/2050	6,600	6,504
3.550% due 08/15/2039	2,800	2,833
3.750% due 02/05/2070	9,500	9,986
3.950% due 08/15/2059	7,100	7,789
4.100% due 09/15/2067	4,347	4,713
4.300% due 03/01/2049	14,600	16,663
4.375% due 11/15/2065	12,500	14,193

United Airlines Pass-Through Trust
3.100% due 01/07/2030	27,952	26,027
3.100% due 04/07/2030	3,785	3,564
3.450% due 01/07/2030	923	857
3.750% due 03/03/2028	5,743	5,799
4.000% due 10/11/2027	12,391	12,282
4.150% due 02/25/2033	6,400	6,732
4.300% due 02/15/2027	13,274	13,305
4.550% due 08/25/2031	15,221	15,476

United Technologies Corp.
4.450% due 11/16/2038	6,200	7,128

UnitedHealth Group, Inc.
3.500% due 08/15/2039	7,600	8,214
3.700% due 08/15/2049 (j)	9,000	10,061
3.750% due 10/15/2047	8,100	9,096
3.875% due 08/15/2059	6,400	7,008
4.625% due 11/15/2041	14,000	17,357
4.750% due 07/15/2045	10,099	12,928
5.800% due 03/15/2036	300	392
5.950% due 02/15/2041	4,700	6,514
6.625% due 11/15/2037	2,150	3,017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vale Overseas Ltd.
6.250% due 08/10/2026		$28,600	$31,047
6.875% due 11/21/2036		22,806	25,561
6.875% due 11/10/2039		13,333	14,837

Vale S.A.
3.750% due 01/10/2023	EUR	8,000	8,680

Valero Energy Corp.
4.000% due 04/01/2029		$10,000	9,782

ViacomCBS, Inc.
4.850% due 07/01/2042		14,534	12,836
4.900% due 08/15/2044		4,027	3,836
7.875% due 07/30/2030		7,800	9,633

VMware, Inc.
3.900% due 08/21/2027		18,200	17,989

Walgreen Co.
4.400% due 09/15/2042		2,000	1,983

Walgreens Boots Alliance, Inc.
4.800% due 11/18/2044		1,700	1,678

Walmart, Inc.
3.950% due 06/28/2038		1,100	1,303

Walt Disney Co.
2.750% due 09/01/2049		16,900	16,772
4.750% due 09/15/2044		6,000	7,563

Waste Management, Inc.
4.000% due 07/15/2039		1,248	1,362

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024		9,100	8,957

Western & Southern Life Insurance Co.
5.150% due 01/15/2049		13,800	18,120

Western Digital Corp.
4.750% due 02/15/2026		8,100	8,264

Western Midstream Operating LP
5.250% due 02/01/2050		4,000	1,651
5.450% due 04/01/2044		2,600	973

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		2,690	2,479

WestRock RKT LLC
4.000% due 03/01/2023		8,350	8,113

Whirlpool Corp.
5.150% due 03/01/2043		21,075	21,518

Williams Cos., Inc.
8.750% due 03/15/2032		2,610	2,843

Woodside Finance Ltd.
3.650% due 03/05/2025		500	468
4.500% due 03/04/2029 (j)		5,800	5,289
4.600% due 05/10/2021		1,100	1,093

Wynn Las Vegas LLC
4.250% due 05/30/2023		10,547	9,887
5.500% due 03/01/2025		54,700	51,280

Yara International ASA
4.750% due 06/01/2028		5,900	5,990

Zimmer Biomet Holdings, Inc.
1.802% (US0003M + 0.750%) due 03/19/2021 ~		6,100	6,027
4.250% due 08/15/2035		1,681	1,696

Zoetis, Inc.
3.950% due 09/12/2047		9,000	8,945
4.450% due 08/20/2048		7,500	8,379
4.700% due 02/01/2043		9,069	10,253

			8,820,662

UTILITIES 15.2%

AEP Texas, Inc.
4.150% due 05/01/2049		8,900	9,260

Alabama Power Co.
3.850% due 12/01/2042		2,950	3,052
4.300% due 07/15/2048		8,700	9,878
5.200% due 06/01/2041		200	215

Ameren Illinois Co.
3.250% due 03/15/2050		2,600	2,618
3.700% due 12/01/2047		3,700	3,753

American Transmission Systems, Inc.
5.000% due 09/01/2044		11,300	12,857

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Water Capital Corp.
3.750% due 09/01/2047		$5,000	$5,036
4.300% due 12/01/2042		8,700	9,519
6.593% due 10/15/2037		150	215

Appalachian Power Co.
4.400% due 05/15/2044		6,350	6,750
5.800% due 10/01/2035		2,176	2,662
6.375% due 04/01/2036		5,146	6,086
6.700% due 08/15/2037		3,600	4,388
7.000% due 04/01/2038		2,978	4,053

Arizona Public Service Co.
3.500% due 12/01/2049		4,300	4,394

AT&T, Inc.
3.150% due 09/04/2036	EUR	4,500	5,082
4.300% due 02/15/2030		$60,681	65,442
4.350% due 06/15/2045		52,732	56,015
4.500% due 03/09/2048		132,562	144,565
4.550% due 03/09/2049		111,412	120,492
4.750% due 05/15/2046		3,700	4,128
4.800% due 06/15/2044		113,800	127,357
4.850% due 03/01/2039		4,300	4,880
4.900% due 08/15/2037		8,579	9,662
5.150% due 03/15/2042		5,500	6,335
5.150% due 11/15/2046		44,925	53,074
5.150% due 02/15/2050 (j)		31,507	37,804
5.300% due 08/15/2058		29,090	34,427
5.350% due 09/01/2040		11,908	13,907
5.450% due 03/01/2047 (j)		25,238	30,418
6.000% due 08/15/2040 (j)		4,400	5,404
6.375% due 03/01/2041		22,200	28,041
8.750% due 11/15/2031		265	366

Atmos Energy Corp.
4.300% due 10/01/2048		20,000	22,729

Avangrid, Inc.
3.800% due 06/01/2029		4,000	4,104

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		4,700	5,001
4.250% due 10/15/2050		500	573
4.450% due 01/15/2049		18,290	21,186
4.500% due 02/01/2045		580	655
6.125% due 04/01/2036		10,154	13,429

BG Energy Capital PLC
5.125% due 10/15/2041		31,445	35,692

Boston Gas Co.
4.487% due 02/15/2042		7,784	8,110

BP Capital Markets America, Inc.
3.000% due 02/24/2050 (j)		5,200	4,876

British Telecommunications PLC
9.625% due 12/15/2030		23,435	36,145

British Transco International Finance BV
0.000% due 11/04/2021 (e)		1,950	1,903

Brooklyn Union Gas Co.
4.487% due 03/04/2049		7,500	7,996

CenterPoint Energy Houston Electric LLC
4.250% due 02/01/2049		5,700	6,589

CenterPoint Energy, Inc.
4.250% due 11/01/2028		1,200	1,233

Cleco Corporate Holdings LLC
4.973% due 05/01/2046		400	387

Cleco Power LLC
6.000% due 12/01/2040		18,175	23,430

Cleveland Electric Illuminating Co.
5.950% due 12/15/2036		7,000	8,169

CMS Energy Corp.
4.700% due 03/31/2043		5,437	5,935

CNOOC Finance Ltd.
3.000% due 05/09/2023		20,750	21,190
3.875% due 05/02/2022		10,900	11,250

CNOOC Nexen Finance ULC
4.250% due 04/30/2024		42,750	45,743

Commonwealth Edison Co.
3.000% due 03/01/2050		3,200	3,042

Connecticut Light & Power Co.
4.000% due 04/01/2048		1,300	1,458
4.300% due 04/15/2044		1,460	1,677

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030	$2,500	$2,584
3.950% due 04/01/2050	3,400	3,556
4.125% due 05/15/2049	18,110	19,694
4.200% due 03/15/2042	5,000	5,287
4.500% due 05/15/2058	17,810	19,740
4.625% due 12/01/2054	2,285	2,571
5.500% due 12/01/2039	4,900	6,099
5.700% due 06/15/2040	4,900	6,092

Consumers Energy Co.
4.050% due 05/15/2048	8,100	9,411
4.100% due 11/15/2045	2,150	2,222
4.350% due 04/15/2049	14,000	16,910

Dayton Power & Light Co.
3.950% due 06/15/2049	12,500	12,786

Deutsche Telekom AG
3.625% due 01/21/2050	13,700	13,697

DTE Electric Co.
2.625% due 03/01/2031 (a)	6,300	6,289
2.950% due 03/01/2050	4,100	3,858
3.950% due 06/15/2042	500	520
4.300% due 07/01/2044	9,150	10,434

Duke Energy Carolinas LLC
3.200% due 08/15/2049	15,700	15,936
3.700% due 12/01/2047	15,355	16,967
3.750% due 06/01/2045	4,358	4,818
3.875% due 03/15/2046	934	1,060
3.950% due 03/15/2048	9,915	11,241
4.000% due 09/30/2042	3,500	3,959
4.250% due 12/15/2041	16,400	18,685

Duke Energy Corp.
3.750% due 09/01/2046	17,850	17,196
3.950% due 08/15/2047	4,670	4,528
4.200% due 06/15/2049	5,000	5,101

Duke Energy Florida LLC
4.200% due 07/15/2048	7,600	8,702
5.650% due 04/01/2040	7,400	9,873

Duke Energy Indiana LLC
4.900% due 07/15/2043	105	129

Duke Energy Progress LLC
3.600% due 09/15/2047	41,600	44,329
4.100% due 03/15/2043	6,026	6,618

E.ON International Finance BV
6.650% due 04/30/2038	3,020	4,187

Electricite de France S.A.
4.875% due 01/22/2044	9,140	10,066
4.950% due 10/13/2045	14,855	16,569
5.000% due 09/21/2048	6,300	7,144
6.000% due 01/22/2114	17,338	22,205

Emera U.S. Finance LP
4.750% due 06/15/2046	11,300	10,462

Enable Midstream Partners LP
4.400% due 03/15/2027	800	389
5.000% due 05/15/2044	21,573	9,206

Enel Finance International NV
3.625% due 05/25/2027	7,900	8,040
4.625% due 09/14/2025	4,500	4,765
4.750% due 05/25/2047	48,680	49,936

Eversource Energy
3.350% due 03/15/2026	2,838	2,641

Exelon Corp.
4.050% due 04/15/2030 (a)	4,900	4,863
4.700% due 04/15/2050 (a)	2,100	2,202
5.625% due 06/15/2035	7,000	8,068

Exelon Generation Co. LLC
5.600% due 06/15/2042	16,164	15,680
6.250% due 10/01/2039	13,115	12,382

FirstEnergy Corp.
3.400% due 03/01/2050	12,200	11,694

FirstEnergy Transmission LLC
4.350% due 01/15/2025	10,846	11,306
5.450% due 07/15/2044	10,100	11,435

Florida Power & Light Co.
3.700% due 12/01/2047	18,800	20,838
3.950% due 03/01/2048	1,000	1,199
4.050% due 10/01/2044	4,200	4,922

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$19,650	$19,672
6.000% due 11/27/2023		22,325	23,507

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	3,900	4,294
3.125% due 11/17/2023		10,700	11,986
4.250% due 04/06/2024	GBP	12,600	15,627
5.150% due 02/11/2026		$24,500	25,689
5.999% due 01/23/2021		21,100	21,500
6.510% due 03/07/2022		36,075	37,442

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030		20,000	18,520

Idaho Power Co.
4.850% due 08/15/2040		9,000	9,427

Indiana Michigan Power Co.
4.250% due 08/15/2048		5,000	5,682
4.550% due 03/15/2046		500	563

Interstate Power & Light Co.
6.250% due 07/15/2039		5,000	6,465

Jersey Central Power & Light Co.
6.150% due 06/01/2037		6,200	8,327

Kentucky Utilities Co.
4.375% due 10/01/2045		7,100	7,964
5.125% due 11/01/2040		14,500	17,444

Louisville Gas & Electric Co.
4.250% due 04/01/2049		7,900	9,026

Metropolitan Edison Co.
3.500% due 03/15/2023		1,900	1,980

MidAmerican Energy Co.
3.650% due 08/01/2048		5,000	5,391
4.250% due 07/15/2049		1,800	2,119
4.400% due 10/15/2044		500	572
5.800% due 10/15/2036		3,000	4,185

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029		10,000	9,660

Mississippi Power Co.
4.250% due 03/15/2042		5,000	4,815

Monongahela Power Co.
5.400% due 12/15/2043		700	784

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048		8,500	9,836

New York State Electric & Gas Corp.
3.300% due 09/15/2049		2,300	2,145

NextEra Energy Capital Holdings, Inc.
5.650% due 05/01/2079 •		5,100	4,716

NGPL PipeCo LLC
7.768% due 12/15/2037		1,100	1,104

Niagara Mohawk Power Corp.
4.119% due 11/28/2042		3,850	3,842

NiSource, Inc.
3.950% due 03/30/2048		7,200	7,358
4.375% due 05/15/2047		11,645	11,866
5.650% due 02/01/2045		6,240	7,198
5.800% due 02/01/2042		6,723	7,535

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022		22,300	22,394

NSTAR Electric Co.
4.400% due 03/01/2044		1,500	1,565

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		1,652	1,402

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		7,139	2,346

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,278	1,029

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		6,306	788

Oglethorpe Power Corp.
5.050% due 10/01/2048		30,000	30,469
5.250% due 09/01/2050		25,000	28,868

Ohio Edison Co.
6.875% due 07/15/2036		3,500	4,673
8.250% due 10/15/2038		1,000	1,678

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	91

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oklahoma Gas & Electric Co.
5.850% due 06/01/2040		$4,000	$4,716

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049		7,500	7,320
3.700% due 11/15/2028		2,400	2,574
4.100% due 11/15/2048		2,000	2,261
5.250% due 09/30/2040		15,100	19,519
5.300% due 06/01/2042		600	805
7.250% due 01/15/2033		3,400	4,975
7.500% due 09/01/2038		2,590	3,961

ONEOK, Inc.
4.000% due 07/13/2027		2,730	2,252
4.950% due 07/13/2047		4,900	3,892
5.200% due 07/15/2048		78,625	61,962

Orange S.A.
9.000% due 03/01/2031		11,250	17,105

Pacific Gas & Electric Co.
3.300% due 12/01/2027 ^(c)		4,100	3,947
4.650% due 08/01/2028 ^(c)		4,300	4,509

PacifiCorp
4.125% due 01/15/2049		1,400	1,522
6.000% due 01/15/2039		1,500	2,044

PECO Energy Co.
4.150% due 10/01/2044		8,900	10,003
4.800% due 10/15/2043		1,185	1,456

Pennsylvania Electric Co.
6.150% due 10/01/2038		2,309	2,770

Perusahaan Listrik Negara PT
4.875% due 07/17/2049 (j)		11,200	10,811

Petrobras Global Finance BV
5.375% due 10/01/2029	GBP	13,100	14,442

Plains All American Pipeline LP
3.650% due 06/01/2022		$6,271	5,735
4.500% due 12/15/2026		4,550	3,685
5.150% due 06/01/2042		40,502	26,924
6.650% due 01/15/2037		1,425	1,151
6.700% due 05/15/2036		11,433	9,240

PPL Electric Utilities Corp.
3.000% due 10/01/2049		20,000	19,332
5.200% due 07/15/2041		5,500	6,721

Progress Energy, Inc.
6.000% due 12/01/2039		700	853
7.750% due 03/01/2031		13,091	17,780

Public Service Co. of Colorado
3.200% due 03/01/2050		9,500	9,659
3.950% due 03/15/2043		1,500	1,615
4.100% due 06/15/2048		4,000	4,374

Public Service Co. of New Hampshire
3.600% due 07/01/2049		4,700	4,844

Public Service Co. of Oklahoma
6.625% due 11/15/2037		1,135	1,539

Puget Sound Energy, Inc.
4.223% due 06/15/2048		5,400	6,271
5.764% due 07/15/2040		8,200	9,970

Rio Oil Finance Trust
9.750% due 01/06/2027		18,184	17,366

San Diego Gas & Electric Co.
3.320% due 04/15/2050 (a)		2,500	2,497
3.750% due 06/01/2047		1,550	1,578
3.950% due 11/15/2041		1,968	1,942
4.100% due 06/15/2049		10,500	10,805
4.150% due 05/15/2048		12,140	13,129
4.500% due 08/15/2040		2,600	2,791

Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043		54,700	54,432
5.500% due 04/08/2044		37,700	40,078

Sempra Energy
3.250% due 06/15/2027		3,300	3,215
3.400% due 02/01/2028		1,000	1,005
4.000% due 02/01/2048		8,424	8,115
6.000% due 10/15/2039		15,145	16,742

Shell International Finance BV
3.625% due 08/21/2042		3,900	4,056
4.000% due 05/10/2046		400	450
4.125% due 05/11/2035		44,400	51,068
4.550% due 08/12/2043		11,450	13,469

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
3.700% due 08/01/2025	$5,000	$5,157
3.900% due 12/01/2041	42,994	42,360
3.900% due 03/15/2043	6,655	6,903
4.000% due 04/01/2047	75,700	79,186
4.050% due 03/15/2042	3,834	4,015
4.125% due 03/01/2048	16,291	17,480
4.500% due 09/01/2040	445	462
4.650% due 10/01/2043	34,205	37,714
5.750% due 04/01/2035	2,073	2,597
6.000% due 01/15/2034	900	1,087
6.050% due 03/15/2039	17,000	20,942
6.650% due 04/01/2029	6,995	8,278

Southern California Gas Co.
3.750% due 09/15/2042	4,900	4,962
3.950% due 02/15/2050	1,155	1,277
4.125% due 06/01/2048	10,000	10,764
4.300% due 01/15/2049	100	110
5.125% due 11/15/2040	1,300	1,547

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	11,010	10,964
5.875% due 03/15/2041	7,500	8,534

Southwestern Electric Power Co.
2.750% due 10/01/2026	900	844
3.850% due 02/01/2048	20,000	18,835
6.200% due 03/15/2040	14,340	19,087

Southwestern Public Service Co.
6.000% due 10/01/2036	2,000	2,463

Tampa Electric Co.
4.450% due 06/15/2049	20,000	22,485

Telefonica Europe BV
8.250% due 09/15/2030	18,950	27,465

Verizon Communications, Inc.
2.792% (US0003M + 1.100%) due 05/15/2025 ~	1,300	1,186
3.850% due 11/01/2042	16,560	18,582
4.016% due 12/03/2029	26,055	29,551
4.329% due 09/21/2028	1,600	1,848
4.522% due 09/15/2048	42,992	54,507
4.672% due 03/15/2055	137,984	176,601
4.862% due 08/21/2046	11,470	15,017
5.012% due 04/15/2049	23,504	31,846
5.012% due 08/21/2054	29,600	40,647
5.250% due 03/16/2037	1,100	1,411

Virginia Electric & Power Co.
3.800% due 09/15/2047	7,900	8,481
4.600% due 12/01/2048	4,455	5,084
6.000% due 05/15/2037	400	521

Vodafone Group PLC
4.375% due 05/30/2028 (j)	11,700	12,326
4.875% due 06/19/2049	33,355	37,300
5.125% due 06/19/2059	28,800	33,141
5.250% due 05/30/2048	25,700	31,137
6.150% due 02/27/2037	668	778
6.250% due 11/30/2032	2,650	3,190
7.000% due 04/04/2079 •	5,700	6,104

Wisconsin Electric Power Co.
4.300% due 10/15/2048	15,000	16,790
5.700% due 12/01/2036	220	291

Wisconsin Public Service Corp.
3.300% due 09/01/2049	4,900	4,782

Xcel Energy, Inc.
3.400% due 06/01/2030 (a)	2,000	2,031

		3,553,128

Total Corporate Bonds & Notes (Cost $17,732,410)		18,295,784

MUNICIPAL BONDS & NOTES 3.4%

CALIFORNIA 1.6%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	7,000	10,405

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	4,800	7,346

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	$700	$852
6.907% due 10/01/2050	28,895	46,283
7.043% due 04/01/2050	15,775	25,186

Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	3,154

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	6,283

California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	3,349

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	15,345	23,631
7.500% due 04/01/2034	4,840	7,648
7.550% due 04/01/2039	12,135	19,739

California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	7,575	12,249
7.950% due 03/01/2036	22,100	22,188

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	12,832

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,990

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	14,621

Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	17,985	29,338

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	21,456
7.618% due 08/01/2040	5,200	8,290

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	400	645

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	2,224

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	131

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,969

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,326

Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	740

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	14,354

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	15,484

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	4,305	5,763

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	25,100	33,658

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	400	656

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,800	2,490

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	$400	$410

University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	5,000	5,605

		364,295

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,376	3,119
6.655% due 04/01/2057	43,738	58,558

		61,677

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	1,084

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	16,400	22,052

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	5,855	7,411

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,965	2,260

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,702

		36,509

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,669

MASSACHUSETTS 0.0%

Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,500	4,341

NEW JERSEY 0.1%

New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	15,005	21,424

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	6,100	7,200

NEW YORK 0.7%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	18,085	23,692

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	9,000
5.508% due 08/01/2037	800	1,047
5.572% due 11/01/2038	9,000	11,659

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,408

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	586
5.389% due 03/15/2040	200	239

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	3,297

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	$9,410	$10,303

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	674

Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	249

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	93,296

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	2,971

		158,421

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	1,000	1,402

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	40,725	68,915

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,370
7.734% due 02/15/2033	7,325	9,594

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	81

		81,362

PENNSYLVANIA 0.1%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	16,112

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	19,808

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	16,000	19,288

		39,096

VIRGINIA 0.0%

University of Virginia Revenue Bonds, (BABs), Series 2009
6.200% due 09/01/2039	1,245	1,762

Total Municipal Bonds & Notes (Cost $615,359)		794,868

U.S. GOVERNMENT AGENCIES 11.0%

Fannie Mae, TBA
3.000% due 06/01/2040	158,900	166,056

Freddie Mac
4.007% due 08/15/2032 ~	6	6
4.454% due 10/25/2052 ~	19,290	22,180

Ginnie Mae
4.500% due 09/15/2033	10	11
8.500% due 09/15/2030	4	4

Uniform Mortgage-Backed Security
3.500% due 12/01/2042 - 04/01/2049	2,498	2,666
3.500% due 07/01/2046 - 08/01/2048 (j)	132,837	141,252
4.000% due 10/01/2040 - 08/01/2049	4,523	4,844
6.000% due 01/01/2023 - 06/01/2038	9	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 11/01/2026		$7	$7
8.500% due 08/01/2026		1	1

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050		219,600	226,664
3.000% due 04/01/2050 - 05/01/2050		673,100	704,996
3.500% due 04/01/2050 - 05/01/2050		1,207,571	1,277,442
4.000% due 05/01/2050		9,500	10,141

Total U.S. Government Agencies (Cost $2,489,156)			2,556,280

U.S. TREASURY OBLIGATIONS 26.8%

U.S. Treasury Bonds
2.250% due 08/15/2046 (n)		13	16
2.250% due 08/15/2049 (j)		291,072	354,221
2.375% due 11/15/2049 (j)		543,470	678,764
2.500% due 02/15/2045 (j)(l)(n)		188,518	235,493
2.500% due 02/15/2046 (j)(l)		213,985	269,036
2.500% due 05/15/2046 (j)(l)		342,000	430,346
2.750% due 11/15/2042 (j)		185,200	239,306
2.750% due 08/15/2047 (j)(l)(n)		216,500	286,245
2.750% due 11/15/2047 (j)(l)		100,512	133,072
2.875% due 05/15/2043 (l)(n)		23,850	31,435
2.875% due 08/15/2045 (j)(l)		105,207	140,702
2.875% due 05/15/2049 (j)(l)		829,792	1,133,412
3.000% due 05/15/2045 (j)(l)(n)		231,583	315,080
3.000% due 02/15/2048 (j)		12,108	16,764
3.000% due 08/15/2048 (j)(l)(n)		312,064	433,988
3.000% due 02/15/2049 (l)(n)		121,228	169,089
3.125% due 02/15/2043 (j)(l)(n)		196,900	269,353
3.125% due 05/15/2048 (j)(l)(n)		242,485	343,893
3.625% due 02/15/2044 (j)		253,889	375,736

U.S. Treasury Inflation Protected Securities (f)
0.375% due 07/15/2025 (l)		71,788	73,258
0.375% due 01/15/2027 (l)		4,164	4,266
0.500% due 01/15/2028 (l)		1,014	1,058
0.625% due 01/15/2026 (l)		70,344	72,697
1.000% due 02/15/2049		23,484	29,237
1.750% due 01/15/2028 (l)		15,267	17,379
2.000% due 01/15/2026 (l)		18,974	21,116
2.375% due 01/15/2027 (l)		125,603	145,684
2.500% due 01/15/2029 (l)		25,349	31,135
3.875% due 04/15/2029 (l)		941	1,270

U.S. Treasury Notes
1.500% due 02/15/2030 (l)		10,857	11,706

Total U.S. Treasury Obligations (Cost $4,728,849)			6,264,757

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037		20,220	15,253

BCAP LLC Trust
2.127% due 05/26/2035 •		133	129
2.893% due 11/26/2046 •		116	114

Countrywide Home Loan Mortgage Pass-Through Trust
1.607% due 02/25/2035 •		14	12

HomeBanc Mortgage Trust
1.387% due 07/25/2035 •		5,364	4,970

Merrill Lynch Mortgage Investors Trust
2.495% due 03/25/2028 •		18	16
2.574% due 01/25/2029 •		62	59

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		9,900	9,695

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		21,522	21,709

Structured Adjustable Rate Mortgage Loan Trust
3.833% due 09/25/2034 ~		488	472

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	10,722	12,937

Total Non-Agency Mortgage-Backed Securities (Cost $75,406)			65,366

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	93

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.5%

AASET U.S. Ltd.
3.844% due 01/16/2038		$11,685	$9,752

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ		11,373	9,898

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		246	264

Business Jet Securities LLC
4.335% due 02/15/2033		3,007	2,498

Finance America Mortgage Loan Trust
1.817% due 11/25/2034 •		8,943	8,368

JPMorgan Mortgage Acquisition Corp.
1.427% due 12/25/2035 •		4,748	4,431

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		6,345	4,901

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		18,849	14,552

MAPS Ltd.
4.212% due 05/15/2043		8,867	6,724

METAL LLC
4.581% due 10/15/2042		13,073	10,687

Morgan Stanley ABS Capital, Inc. Trust
1.802% due 03/25/2034 •		8,379	7,840

RBSSP Resecuritization Trust
1.787% due 11/26/2036 •		1,177	1,138

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		12,734	9,664

SBA Tower Trust
3.869% due 10/15/2049 þ		11,400	11,793

Sprite Ltd.
4.250% due 12/15/2037		9,822	7,449

START Ireland
4.089% due 03/15/2044		7,429	5,206

Structured Asset Securities Corp. Mortgage Loan Trust
1.947% due 08/25/2037 •		297	288

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		4,484	4,425

Total Asset-Backed Securities (Cost $142,400)			119,878

SOVEREIGN ISSUES 3.1%

Brazil Government International Bond
5.000% due 01/27/2045		46,630	44,648

Colombia Government International Bond
6.125% due 01/18/2041		200	231

Israel Government International Bond
3.875% due 07/03/2050 (a)		18,000	18,000
4.125% due 01/17/2048		13,300	14,304
4.500% due 04/03/2120 (a)		4,600	4,600

Mexico Government International Bond
4.500% due 01/31/2050 (j)		27,431	27,280
4.600% due 02/10/2048 (j)		23,200	23,397
5.750% due 10/12/2110		1,550	1,614
6.050% due 01/11/2040		1,238	1,480

Peru Government International Bond
5.350% due 08/12/2040	PEN	29,100	8,092
5.400% due 08/12/2034		11,600	3,395
5.940% due 02/12/2029		143,300	44,705
6.150% due 08/12/2032		48,800	15,361
6.350% due 08/12/2028		181,000	58,503
6.900% due 08/12/2037		21,533	7,206
6.950% due 08/12/2031		95,500	32,351
8.200% due 08/12/2026		219,400	79,828

Qatar Government International Bond
3.875% due 04/23/2023		$700	722
4.000% due 03/14/2029		14,500	15,567
4.817% due 03/14/2049		4,000	4,731
5.103% due 04/23/2048		24,600	29,951

Russia Government International Bond
7.650% due 04/10/2030	RUB	9,423,900	128,701
8.500% due 09/17/2031		2,568,000	37,380

Saudi Government International Bond
3.250% due 10/26/2026		$8,900	8,921

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 04/17/2025	$500	$521
4.500% due 10/26/2046	46,700	47,591
4.625% due 10/04/2047	14,800	15,239
5.000% due 04/17/2049	15,400	16,700

South Africa Government International Bond
4.850% due 09/30/2029	7,300	6,023
5.750% due 09/30/2049	38,900	28,396

Uruguay Government International Bond
4.975% due 04/20/2055	5,100	5,828

Total Sovereign Issues (Cost $777,630)		731,266

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%	20,200	25,735

Total Convertible Preferred Securities (Cost $24,500)		25,735

PREFERRED SECURITIES 3.0%

BANKING & FINANCE 2.7%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(g)	130,000	12,626

American Express Co.
4.026% (US0003M + 3.285%) due 06/15/2020 ~(g)(j)	17,900,000	15,153

Bank of America Corp.
4.300% due 01/28/2025 •(g)	3,500,000	3,014
5.125% due 06/20/2024 •(g)	20,798,000	19,773
5.875% due 03/15/2028 •(g)	129,354,000	131,185

Bank of New York Mellon Corp.
4.950% due 06/20/2020 •(g)	5,700,000	4,960

Charles Schwab Corp.
4.625% due 03/01/2022 •(g)	3,000,000	2,731
5.000% due 12/01/2027 •(g)	9,400,000	7,904

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(g)	15,000,000	12,903

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(g)	8,956,000	14,816

HSBC Capital Funding LP
10.176% due 06/30/2030 •(g)	4,800,000	7,060

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(g)	26,000,000	22,220
4.600% due 02/01/2025 •(g)	8,000,000	7,012
4.753% (US0003M + 3.320%) due 07/01/2020 ~(g)	19,175,000	16,677
5.000% due 08/01/2024 •(g)	900,000	844
5.240% (US0003M + 3.470%) due 04/30/2020 ~(g)	29,187,000	26,392
6.000% due 08/01/2023 •(g)	8,410,000	8,416
6.100% due 10/01/2024 •(g)	81,200,000	82,799
6.125% due 04/30/2024 •(g)	29,650,000	28,188
6.750% due 02/01/2024 •(g)	26,742,000	27,964

MetLife Capital Trust
7.875% due 12/15/2067	11,690,000	13,576

MetLife, Inc.
5.250% due 06/15/2020 •(g)	19,650,000	17,132
5.875% due 03/15/2028 •(g)	6,800,000	6,500

Nationwide Building Society
10.250% ~	9,750	1,587

Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~	258,700	6,092

State Street Corp.
5.625% due 12/15/2023 •(g)(j)	4,500,000	3,968
5.900% (US0003M + 3.108%) due 03/15/2024 ~(g)	52,750	1,284

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	13,900,000	13,959

U.S. Bancorp
5.300% due 04/15/2027 •(g)(j)	23,300,000	22,388

	SHARES	MARKET VALUE (000S)

Wells Fargo & Co.
5.875% due 06/15/2025 •(g)	3,400,000	$3,453
5.900% due 06/15/2024 •(g)	85,329,000	83,922

		626,498

INDUSTRIALS 0.2%

General Electric Co.
5.000% due 01/21/2021 •(g)(j)	43,582,000	36,037

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (g)	16,400,000	16,402

		52,439

UTILITIES 0.1%

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(g)	13,900,000	11,130

DTE Energy Co.
5.250% due 12/01/2062	11,150	268

Entergy Arkansas LLC
4.750% due 06/01/2063	38,000	948

Entergy Louisiana LLC
4.700% due 06/01/2063	29,925	741

Entergy Texas, Inc.
5.625% due 06/01/2064	483,816	12,168

		25,255

Total Preferred Securities (Cost $731,604)		704,192

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

U.S. TREASURY BILLS 0.2%
0.178% due 04/14/2020 - 06/18/2020 (d)(e)(l)(n)	44,949	44,941

Total Short-Term Instruments (Cost $44,935)		44,941

Total Investments in Securities (Cost $27,714,054)		29,938,846

	SHARES
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III	7,032,107	69,062

Total Short-Term Instruments (Cost $68,943)		69,062

Total Investments in Affiliates (Cost $68,943)		69,062

Total Investments 128.5% (Cost $27,782,997)		$30,007,908

Financial Derivative Instruments (k)(m) (0.1)% (Cost or Premiums, net $(98,472))		(17,794)

Other Assets and Liabilities, net (28.4)%		(6,629,354)

Net Assets 100.0%		$23,360,760

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$37,817	$36,588	0.16%
Morgan Stanley	7.500	04/02/2032	02/11/2020	45,782	47,143	0.20
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	24,000	27,096	0.11

				$107,599	$110,827	0.47%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BCY	1.350%	03/05/2020	TBD	(2)	$(14,722)	$(14,737)
BOM	1.730	02/06/2020	04/06/2020		(372,363)	(373,347)
	1.740	02/21/2020	04/21/2020		(125,500)	(125,743)
BOS	0.450	03/18/2020	04/06/2020		(50,707)	(50,716)
	0.450	03/24/2020	04/06/2020		(39,528)	(39,532)
	0.450	03/30/2020	04/06/2020		(3,245)	(3,245)
	1.700	03/25/2020	04/17/2020		(58,319)	(58,338)
	1.730	03/24/2020	04/07/2020		(45,950)	(45,968)
BRC	0.250	03/25/2020	TBD	(2)	(2,622)	(2,622)
	1.400	03/17/2020	TBD	(2)	(3,105)	(3,107)
	1.400	03/25/2020	03/24/2022		(2,817)	(2,818)
GRE	1.740	03/02/2020	04/06/2020		(15,872)	(15,895)
	1.740	03/03/2020	04/06/2020		(343)	(344)
JML	1.250	03/05/2020	TBD	(2)	(10,362)	(10,372)
	1.400	03/04/2020	TBD	(2)	(5,084)	(5,090)
JPS	1.100	03/05/2020	TBD	(2)	(10,747)	(10,756)
	1.150	03/05/2020	TBD	(2)	(4,569)	(4,573)
	1.200	03/05/2020	TBD	(2)	(10,129)	(10,138)
	1.200	03/13/2020	TBD	(2)	(1,856)	(1,857)
	1.500	03/23/2020	03/20/2022		(17,406)	(17,412)
	1.750	02/20/2020	04/17/2020		(322,237)	(322,879)
	2.000	03/23/2020	03/20/2022		(11,092)	(11,097)
	2.125	03/19/2020	TBD	(2)	(13,049)	(13,059)
	2.250	03/19/2020	TBD	(2)	(2,588)	(2,590)
MEI	(0.500)	02/24/2020	TBD	(2)	(348)	(348)
MSC	1.000	03/18/2020	04/17/2020		(135,665)	(135,718)
NOM	1.090	03/05/2020	TBD	(2)	(51,012)	(51,054)
	1.200	03/05/2020	TBD	(2)	(14,268)	(14,281)
	1.400	03/05/2020	TBD	(2)	(3,507)	(3,511)
NXN	1.700	02/18/2020	04/28/2020		(318,286)	(318,932)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	95

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
	1.710%	01/15/2020	04/13/2020		$(1,730,947)	$(1,737,278)
	1.710	02/21/2020	04/13/2020		(374,549)	(375,261)
RCY	0.940	03/11/2020	04/09/2020		(61,854)	(61,888)
SAL	0.400	03/26/2020	TBD	(2)	(2,553)	(2,553)
SGY	0.750	03/11/2020	06/09/2020		(118,406)	(118,457)
	0.750	03/16/2020	04/16/2020		(179,250)	(179,310)
	0.750	03/26/2020	04/16/2020		(36,975)	(36,980)
STR	0.120	03/31/2020	04/01/2020		(310,292)	(310,292)
	0.120	04/01/2020	04/02/2020		(301,289)	(301,289)
UBS	0.650	03/23/2020	05/22/2020		(63,298)	(63,308)

Total Reverse Repurchase Agreements						$(4,856,695)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BCY	0.150%	04/01/2020	04/15/2020	$(11,600)	$(11,600)
	0.250	04/01/2020	04/15/2020	(20,931)	(20,931)

Total Sale-Buyback Transactions					$(32,531)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(14,737)	$0	$(14,737)	$15,618	$881
BOM	0	(499,090)	0	(499,090)	489,487	(9,603)
BOS	0	(197,799)	0	(197,799)	194,547	(3,252)
BRC	0	(8,547)	0	(8,547)	11,938	3,391
GRE	0	(16,239)	0	(16,239)	15,992	(247)
JML	0	(15,462)	0	(15,462)	16,976	1,514
JPS	0	(394,361)	0	(394,361)	399,048	4,687
MEI	0	(348)	0	(348)	290	(58)
MSC	0	(135,718)	0	(135,718)	139,963	4,245
NOM	0	(68,846)	0	(68,846)	70,464	1,618
NXN	0	(2,431,471)	0	(2,431,471)	2,412,891	(18,580)
RCY	0	(61,888)	0	(61,888)	61,077	(811)
SAL	0	(2,553)	0	(2,553)	2,703	150
SGY	0	(334,747)	0	(334,747)	327,468	(7,279)
STR	0	(611,581)	0	(611,581)	307,437	(304,144)
UBS	0	(63,308)	0	(63,308)	62,678	(630)

Master Securities Forward Transaction Agreement
BCY	0	0	(32,531)	(32,531)	32,223	(308)

Total Borrowings and Other Financing Transactions	$0	$(4,856,695)	$(32,531)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(90,090)	$(90,090)
U.S. Government Agencies	0	(135,718)	0	0	(135,718)
U.S. Treasury Obligations	(310,292)	(3,745,656)	(181,766)	0	(4,237,714)
Sovereign Issues	0	0	0	(46,951)	(46,951)
Preferred Securities	0	0	0	(44,933)	(44,933)

Total	$(310,292)	$(3,881,374)	$(181,766)	$(181,974)	$(4,555,406)

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(32,531)	$0	$0	$(32,531)

Total	$0	$(32,531)	$0	$0	$(32,531)

Total Borrowings	$(310,292)	$(3,913,905)	$(181,766)	$(181,974)	$(4,587,937)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(4,587,937)

(j)	Securities with an aggregate market value of $5,169,703 and cash of $13,084 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(4,707,054) at a weighted average interest rate of 2.106%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(3) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(301,289) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond June Futures	06/2020	1,409	$	(130,531)	$556	$0	$(1,736)
U.S. Treasury 10-Year Note June Futures	06/2020	4,027		(558,495)	(24,067)	566	0

Total Futures Contracts					$(23,511)	$566	$(1,736)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Cox Communications, Inc.	(1.000)%	Quarterly	12/20/2020	0.058%	$17,200	$(354)	$230	$(124)	$0	$0
Dow Chemical Co.	(1.000)	Quarterly	12/20/2020	0.429	31,600	(783)	641	(142)	35	0

						$(1,137)	$871	$(266)	$35	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Arconic, Inc.	1.000%	Quarterly	03/20/2021	2.491%	$	2,700	$29	$(67)	$(38)	$0	$(11)
Arconic, Inc.	1.000	Quarterly	06/20/2021	2.588		2,600	22	(71)	(49)	0	(3)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.115		7,600	173	(54)	119	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.162		3,900	83	7	90	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.183		7,600	149	54	203	2	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.209		4,000	69	50	119	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2024	0.228		17,050	243	316	559	7	0
Canadian Natural Resources Ltd.	1.000	Quarterly	06/20/2022	1.670		7,800	95	(206)	(111)	46	0
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.348		4,200	(2)	64	62	0	0
Ford Motor Co.	5.000	Quarterly	12/20/2021	8.775		500	87	(115)	(28)	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	9.309		6,410	983	(1,683)	(700)	0	(11)
Ford Motor Co.	5.000	Quarterly	12/20/2023	9.312		5,300	1,179	(1,824)	(645)	0	(8)
General Electric Co.	1.000	Quarterly	12/20/2020	1.362		2,600	(47)	41	(6)	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2023	1.948		13,200	(755)	317	(438)	76	0
General Electric Co.	1.000	Quarterly	06/20/2024	2.039		10,700	(75)	(363)	(438)	77	0
General Electric Co.	1.000	Quarterly	12/20/2024	2.153		59,200	(730)	(2,251)	(2,981)	428	0
Goldman Sachs Group, Inc.	1.000	Quarterly	09/20/2020	0.651		7,800	139	(123)	16	6	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.717		20,000	371	(323)	48	22	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	3.725		6,800	1,052	(752)	300	0	(14)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	97

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
MetLife, Inc.	1.000%	Quarterly	09/20/2021	0.339%	$	11,000	$269	$(158)	$111	$0	$(11)
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.382		13,750	340	(189)	151	0	(19)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.439		16,550	400	(188)	212	0	(16)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.536		15,500	356	(156)	200	0	(13)
Prudential Financial, Inc.	1.000	Quarterly	06/20/2021	0.248		7,300	167	(97)	70	0	(2)
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.825		17,700	272	(123)	149	11	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.389		14,800	229	22	251	1	0
Telefonica Emisiones S.A.	1.000	Quarterly	12/20/2024	1.094	EUR	1,000	22	(26)	(4)	0	(3)
Toll Brothers Finance Corp.	1.000	Quarterly	03/20/2021	1.400	$	5,700	121	(141)	(20)	2	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.708	EUR	9,600	91	44	135	0	(12)

							$5,332	$(7,995)	$(2,663)	$679	$(125)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$8,148	$(236)	$(105)	$(341)	$12	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	11,349	(414)	(151)	(565)	21	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	53,100	(2,407)	(1,862)	(4,269)	126	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	322,400	(14,993)	(14,132)	(29,125)	904	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	42,800	(2,033)	(2,042)	(4,075)	139	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	196,900	(8,824)	(13,606)	(22,430)	652	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	23,100	(2,564)	(40)	(2,604)	25	(17)
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	53,900	1,115	(1,149)	(34)	0	(119)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	3,540,400	55,994	(67,526)	(11,532)	0	(10,345)
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029	862,400	(1,445)	(26,934)	(28,379)	0	(7,238)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	2,432,900	(41,216)	24,954	(16,262)	0	(7,351)
iTraxx Asia Ex-Japan 32 5-Year Index	1.000	Quarterly	12/20/2024	127,500	2,251	(1,718)	533	495	0

					$(14,772)	$(104,311)	$(119,083)	$2,374	$(25,070)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	51,800	$642	$(1,807)	$(1,165)	$0	$(84)
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	3,200	0	27	27	0	(5)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		56,900	0	598	598	0	(80)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		54,800	0	603	603	0	(78)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		135,500	112	1,162	1,274	0	(191)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		75,400	63	3,861	3,924	0	(292)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020	$	256,600	1,117	(6,942)	(5,825)	0	(26)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		27,499	41	(659)	(618)	0	(7)
Receive(6)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		193,000	(2,041)	(475)	(2,516)	0	(166)
Receive	3-Month USD-LIBOR	2.320	Semi-Annual	05/21/2024		15,200	(18)	(1,234)	(1,252)	0	(10)
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	05/22/2024		99,700	(107)	(8,031)	(8,138)	0	(66)
Receive	3-Month USD-LIBOR	2.310	Semi-Annual	05/24/2024		98,400	(108)	(7,953)	(8,061)	0	(54)
Receive	3-Month USD-LIBOR	2.290	Semi-Annual	05/28/2024		98,400	(116)	(7,888)	(8,004)	0	(54)
Receive	3-Month USD-LIBOR	2.240	Semi-Annual	05/29/2024		87,200	(108)	(6,792)	(6,900)	0	(46)
Receive	3-Month USD-LIBOR	2.220	Semi-Annual	05/30/2024		86,800	(113)	(6,676)	(6,789)	0	(46)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	05/30/2024		86,700	(105)	(6,793)	(6,898)	0	(46)
Receive	3-Month USD-LIBOR	2.240	Semi-Annual	05/31/2024		94,700	(104)	(7,387)	(7,491)	0	(50)
Receive	3-Month USD-LIBOR	2.210	Semi-Annual	06/04/2024		84,200	(93)	(6,533)	(6,626)	0	(37)
Receive	3-Month USD-LIBOR	2.200	Semi-Annual	06/05/2024		84,400	(104)	(6,488)	(6,592)	0	(36)
Receive	3-Month USD-LIBOR	2.290	Semi-Annual	06/05/2024		87,100	(88)	(7,066)	(7,154)	0	(37)
Receive	3-Month USD-LIBOR	2.270	Semi-Annual	06/06/2024		86,800	(88)	(7,036)	(7,124)	0	(34)
Receive	3-Month USD-LIBOR	2.220	Semi-Annual	06/10/2024		95,000	(123)	(7,491)	(7,614)	0	(34)
Receive	3-Month USD-LIBOR	2.190	Semi-Annual	06/11/2024		87,100	(109)	(6,785)	(6,894)	0	(30)
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	06/12/2024		98,200	(137)	(7,500)	(7,637)	0	(32)
Receive	3-Month USD-LIBOR	2.210	Semi-Annual	06/12/2024		84,700	(108)	(6,670)	(6,778)	0	(28)
Receive	3-Month USD-LIBOR	2.100	Semi-Annual	06/18/2024		84,500	(127)	(6,200)	(6,327)	0	(20)
Receive	3-Month USD-LIBOR	2.050	Semi-Annual	06/19/2024		86,800	(136)	(6,132)	(6,268)	0	(18)
Receive	3-Month USD-LIBOR	2.080	Semi-Annual	06/20/2024		88,700	(120)	(6,387)	(6,507)	0	(11)
Receive	3-Month USD-LIBOR	2.060	Semi-Annual	06/21/2024		86,900	(130)	(6,146)	(6,276)	0	(11)
Receive	3-Month USD-LIBOR	2.090	Semi-Annual	06/24/2024		85,100	(126)	(6,138)	(6,264)	0	(7)
Receive	3-Month USD-LIBOR	2.110	Semi-Annual	06/25/2024		86,800	(125)	(6,329)	(6,454)	0	(6)

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.080%	Semi-Annual	06/26/2024	$	85,600	$(125)	$(6,126)	$(6,251)	$0	$(3)
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/27/2024		85,600	(135)	(5,726)	(5,861)	2	0
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/28/2024		98,500	(149)	(6,571)	(6,720)	0	(3)
Receive	3-Month USD-LIBOR	1.880	Semi-Annual	07/02/2024		86,300	(147)	(4,922)	(5,069)	10	0
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	07/02/2024		100,600	(186)	(5,993)	(6,179)	12	0
Receive	3-Month USD-LIBOR	1.880	Semi-Annual	07/03/2024		98,800	(153)	(5,660)	(5,813)	2	0
Receive	3-Month USD-LIBOR	1.685	Semi-Annual	08/19/2024		75,800	(114)	(3,842)	(3,956)	0	(47)
Receive	3-Month USD-LIBOR	1.460	Semi-Annual	02/11/2025		78,500	(103)	(3,471)	(3,574)	0	(39)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/12/2025		4,800	(8)	(230)	(238)	0	(2)
Receive	3-Month USD-LIBOR	1.440	Semi-Annual	02/26/2025		83,200	(113)	(3,635)	(3,748)	0	(30)
Receive	3-Month USD-LIBOR	1.240	Semi-Annual	03/03/2025		80,000	0	(2,850)	(2,850)	0	(18)
Receive	3-Month USD-LIBOR	1.210	Semi-Annual	03/05/2025		80,000	(104)	(2,659)	(2,763)	0	(16)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/11/2025		80,400	(106)	(3,150)	(3,256)	0	(10)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/16/2025		81,300	(88)	(3,217)	(3,305)	0	(4)
Receive	3-Month USD-LIBOR	1.320	Semi-Annual	03/19/2025		88,600	(143)	(3,474)	(3,617)	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	03/20/2025		87,200	(159)	(3,080)	(3,239)	9	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		352,200	(8,860)	(4,579)	(13,439)	16	0
Receive	3-Month USD-LIBOR	1.760	Semi-Annual	02/03/2030		8,800	(23)	(861)	(884)	44	0
Receive	3-Month USD-LIBOR	1.660	Semi-Annual	02/12/2030		39,000	(96)	(3,450)	(3,546)	194	0
Receive	3-Month USD-LIBOR	1.660	Semi-Annual	02/18/2030		46,000	(104)	(4,086)	(4,190)	230	0
Receive	3-Month USD-LIBOR	1.640	Semi-Annual	02/20/2030		45,500	(106)	(3,949)	(4,055)	228	0
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		44,500	(92)	(3,788)	(3,880)	229	0
Receive	3-Month USD-LIBOR	1.465	Semi-Annual	03/03/2030		84,200	0	(6,108)	(6,108)	442	0
Receive	3-Month USD-LIBOR	1.470	Semi-Annual	03/24/2030		39,800	(135)	(2,796)	(2,931)	225	0
Receive	3-Month USD-LIBOR	0.800	Semi-Annual	03/20/2050		128,900	0	3,370	3,370	3,241	0
Receive(6)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		195,500	(41,184)	9,082	(32,102)	5,572	0
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025	CLP	2,099,000	(3)	85	82	3	0
Pay	6-Month CLP-CHILIBOR	2.315	Semi-Annual	02/06/2025		39,615,900	0	1,355	1,355	54	0
Pay	6-Month CLP-CHILIBOR	2.412	Semi-Annual	02/24/2025		95,000,000	0	3,757	3,757	185	0
Pay	6-Month CLP-CHILIBOR	2.443	Semi-Annual	02/25/2025		43,722,000	0	1,807	1,807	86	0
Receive	6-Month CLP-CHILIBOR	1.840	Semi-Annual	03/13/2025		2,736,700	0	(15)	(15)	0	(7)
Pay	6-Month CLP-CHILIBOR	2.545	Semi-Annual	02/05/2026		3,460,000	0	137	137	17	0
Pay	6-Month CLP-CHILIBOR	2.580	Semi-Annual	02/05/2026		3,680,000	0	155	155	18	0
Pay	6-Month CLP-CHILIBOR	2.445	Semi-Annual	02/07/2026		20,010,000	0	649	649	98	0
Pay	6-Month CLP-CHILIBOR	2.874	Semi-Annual	12/04/2026		10,514,600	0	583	583	41	0
Pay	6-Month CLP-CHILIBOR	2.920	Semi-Annual	12/04/2026		2,987,400	0	177	177	12	0
Pay	6-Month CLP-CHILIBOR	2.930	Semi-Annual	12/04/2026		6,472,700	0	388	388	25	0
Pay	6-Month CLP-CHILIBOR	2.950	Semi-Annual	12/04/2026		1,493,800	0	92	92	6	0
Pay	6-Month CLP-CHILIBOR	3.160	Semi-Annual	12/03/2029		12,878,400	0	694	694	60	0
Pay	6-Month CLP-CHILIBOR	3.234	Semi-Annual	12/04/2029		1,726,600	0	107	107	8	0
Pay	6-Month CLP-CHILIBOR	3.240	Semi-Annual	12/04/2029		367,100	0	23	23	2	0
Pay	6-Month CLP-CHILIBOR	3.280	Semi-Annual	12/04/2029		552,500	0	37	37	3	0
Pay	6-Month CLP-CHILIBOR	3.460	Semi-Annual	12/09/2029		10,345,000	0	904	904	49	0
Pay	6-Month CLP-CHILIBOR	3.420	Semi-Annual	12/10/2029		2,100,400	0	174	174	10	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050	EUR	16,500	395	(787)	(392)	194	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		16,700	266	(2,025)	(1,759)	218	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	253,100	323	3,355	3,678	47	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		120,700	1,255	(3,777)	(2,522)	0	(163)
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		115,000	(3,096)	(2,829)	(5,925)	0	(205)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		37,100	904	(2,975)	(2,071)	0	(131)
Pay	6-Month HUF-BBR	1.000	Annual	09/19/2023	HUF	24,794,100	(1,025)	2,018	993	0	(562)
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023		26,374,000	241	1,613	1,854	0	(600)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	3,020,000	(1,365)	319	(1,046)	0	(8)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024		23,360,600	(8,264)	(2,021)	(10,285)	0	(101)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		290,200	(3)	(65)	(68)	0	(2)
Pay	28-Day MXN-TIIE	7.830	Lunar	12/15/2022	MXN	2,350,000	0	5,068	5,068	434	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		807,700	87	1,701	1,788	152	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		1,641,500	232	3,428	3,660	308	0
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022		222,400	0	447	447	42	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		800,800	0	1,581	1,581	151	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		1,505,500	0	3,331	3,331	297	0
Pay	28-Day MXN-TIIE	8.038	Lunar	02/29/2024		465,100	0	1,369	1,369	125	0
Pay	28-Day MXN-TIIE	6.648	Lunar	12/13/2024		1,639,700	(73)	1,027	954	486	0
Pay	28-Day MXN-TIIE	6.480	Lunar	02/21/2025		2,140,100	0	487	487	649	0
Pay	UKRPI	3.585	Maturity	10/15/2046	GBP	5,350	216	2,851	3,067	264	0

							$(64,802)	$(205,833)	$(270,635)	$14,502	$(3,593)

Total Swap Agreements							$(75,379)	$(317,268)	$(392,647)	$17,590	$(28,788)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	99

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$589	$17,655	$18,244	$0	$(2,050)	$(28,788)	$(30,838)

(l)

Securities with an aggregate market value of $571,422 and cash of $69,092 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)

Unsettled variation margin asset of $23 and liability of $(314) for closed futures and unsettled variation margin asset of $65 for closed swap agreements is outstanding at period end. is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	94,751		$122,172	$4,482	$0
	04/2020	JPY	187,600		1,726	0	(19)
	04/2020	MXN	188,059		8,691	776	0
	04/2020		$1,825	HUF	566,097	0	(94)
	04/2020		1,239	JPY	133,600	4	0
	05/2020	CAD	2,077	AUD	2,400	0	0
	05/2020	JPY	133,600		$1,241	0	(3)

BPS	04/2020	AUD	3,054		1,834	0	(45)
	04/2020	EUR	17,187		19,168	213	0
	04/2020	GBP	6,151		8,050	410	0
	04/2020	HUF	999,453		3,045	0	(11)
	04/2020	MXN	288,920		12,978	818	0
	04/2020		$3,411	AUD	5,612	123	(82)
	04/2020		15,650	EUR	14,241	103	(46)
	04/2020		19,406	GBP	16,416	985	0
	04/2020		2,618	MXN	65,361	129	0
	05/2020	AUD	2,327		$1,423	0	(9)
	05/2020		$1,018	CAD	1,362	0	(50)

BRC	04/2020	JPY	194,900		$1,773	0	(39)
	04/2020		$98,699	GBP	80,745	1,595	0
	05/2020	GBP	80,745		$98,764	0	(1,600)

CBK	04/2020	AUD	3,945		2,341	0	(85)
	04/2020	EUR	138,213		151,416	118	(1,137)

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020	GBP	5,745		$6,688	$0	$(447)
	04/2020	HUF	1,544,769		5,014	290	0
	04/2020	PEN	71,190		21,271	551	0
	04/2020		$5,631	AUD	9,318	105	(5)
	04/2020		27,358	EUR	25,064	435	(150)
	04/2020		15,888	GBP	12,541	101	(411)
	04/2020		1,134	HUF	370,033	6	(8)
	04/2020		2,260	JPY	248,900	55	0
	04/2020		887	MXN	20,164	0	(38)
	05/2020	PEN	218,838		$64,631	966	0
	05/2020		$1,630	CAD	2,226	0	(47)
	06/2020	PEN	383,485		$108,021	0	(3,387)
	07/2020		188,280		54,151	0	(495)

GLM	04/2020		$708	HUF	214,750	0	(52)
	04/2020		10,111	RUB	794,178	16	(7)
	05/2020	RUB	520,007		$6,577	0	(38)
	05/2020		$2,391	CAD	3,443	56	0
	05/2020		7,574	PEN	26,871	236	0

HUS	04/2020	GBP	4,765		$5,615	0	(304)
	04/2020	MXN	55,500		2,284	0	(49)
	04/2020		$1,132	HUF	336,616	0	(103)
	04/2020		18,554	MXN	429,715	151	(624)
	05/2020	CAD	4,312		$2,987	0	(78)
	05/2020		$171	PEN	604	5	0

JPM	04/2020		2,176	GBP	1,710	0	(52)
	04/2020		1,073	HUF	324,486	0	(81)
	04/2020		2,373	MXN	57,728	54	0

MYI	04/2020	AUD	3,036		$1,997	130	0
	04/2020	EUR	3,553	GBP	3,324	210	0
	04/2020		$315	HUF	98,362	0	(14)

SCX	04/2020	AUD	5,793		$3,740	176	0
	04/2020		$2,704	AUD	4,146	0	(154)
	04/2020		1,845	EUR	1,710	41	0
	04/2020		3,819	MXN	89,885	0	(44)
	04/2020		11,512	RUB	901,429	0	(25)
	05/2020	EUR	114,385		$125,668	0	(648)

TOR	05/2020	CAD	3,620		2,619	45	0

UAG	04/2020	AUD	5,825		3,335	0	(248)
	04/2020	MXN	250,963		10,181	0	(368)
	04/2020	RUB	13,883,809		216,855	40,041	(110)
	04/2020		$7,298	MXN	178,884	221	0
	04/2020		6,868	RUB	545,773	87	0

Total Forward Foreign Currency Contracts						$53,734	$(11,207)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860%	02/26/2021	31,050	$1,890	$1,834

Total Purchased Options							$1,890	$1,834

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650%	04/15/2020	118,100	$ (127)	$ (2,399)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	43,000	(45)	(751)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	84,800	(55)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	42,000	(20)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	84,800	(69)	(2,111)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	42,000	(44)	(762)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	05/20/2020	74,000	(92)	(1,586)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	101

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.675%	05/20/2020	8,300	$ (9)	$ (170)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	33,300	(35)	(581)

DUB	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	77,300	(39)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.600	04/15/2020	77,300	(70)	(1,745)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	34,300	(39)	(552)

FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.625	04/15/2020	71,500	(73)	(1,533)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	100,000	(90)	(66)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	61,000	(30)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	34,600	(17)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	61,000	(58)	(1,518)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	34,600	(29)	(628)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	45,600	(56)	(796)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	22,300	(16)	(148)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	57,700	(40)	(484)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	140,700	(142)	(108)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	33,300	(26)	(212)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	51,900	(40)	(870)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	04/15/2020	79,400	(76)	(1,613)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	43,400	(56)	(698)

						$ (1,393)	$ (19,331)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	19,100	$(246)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780%	02/26/2021	88,000	$(1,852)	$(1,849)

Total Written Options							$(3,491)	$(21,180)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2020	0.445%	$30,950	$15	$34	$49	$0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.804	1,950	(23)	(33)	0	(56)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	25,050	(478)	(319)	0	(797)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	11,900	(192)	(286)	0	(478)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111	8,600	(353)	(1,005)	0	(1,358)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485	7,100	(432)	(989)	0	(1,421)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	1.078	8,800	98	(127)	0	(29)

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.980	3,000	46	(42)	4	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	1.209	18,900	(79)	(96)	0	(175)
	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	2.059	7,700	(147)	(216)	0	(363)
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	2.197	8,800	(319)	(148)	0	(467)
	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.445	3,600	5	1	6	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2022	1.532	9,900	(463)	338	0	(125)
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	2.505	700	(7)	(39)	0	(46)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2020	2.493	7,000	(861)	840	0	(21)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485	7,700	(410)	(1,131)	0	(1,541)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.950	11,600	169	(138)	31	0
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.944	5,100	75	(60)	15	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	1.078	1,400	13	(18)	0	(5)

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	4.102	9,100	(248)	(570)	0	(818)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918	400	(4)	(11)	0	(15)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	2.091	1,100	4	(57)	0	(53)
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	1.620	800	(5)	(8)	0	(13)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	25,600	(414)	(614)	0	(1,028)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111	2,900	(116)	(342)	0	(458)

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Petroleos Mexicanos	1.000%	Quarterly	06/20/2023	8.485%	$1,800	$(109)	$(251)	$0	$(360)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645	1,000	(83)	64	0	(19)

DUB	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	6,300	(130)	(70)	0	(200)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485	5,300	(311)	(750)	0	(1,061)

GST	Fiserv, Inc.	1.000	Quarterly	12/20/2024	0.795	14,300	(171)	311	140	0
	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.445	23,550	0	37	37	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.754	7,950	(63)	(122)	0	(185)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	44,050	(835)	(567)	0	(1,402)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	16,900	(141)	(743)	0	(884)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	9.639	5,400	(519)	(12)	0	(531)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111	11,900	(486)	(1,393)	0	(1,879)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485	3,700	(214)	(527)	0	(741)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.950	5,800	99	(84)	15	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	4.006	12,400	(498)	(1,078)	0	(1,576)

HUS	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.445	4,000	(4)	10	6	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2020	0.815	10,750	(225)	238	13	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	54,550	(863)	(873)	0	(1,736)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485	7,500	(486)	(1,015)	0	(1,501)

JPM	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.445	50,000	74	5	79	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	36,950	(732)	(444)	0	(1,176)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	5,300	(86)	(127)	0	(213)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.437	19,000	260	194	454	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.503	9,400	130	91	221	0

MYC	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.485	18,300	357	89	446	0
	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.445	40,600	75	(11)	64	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	116,100	(723)	(5,348)	0	(6,071)

NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645	3,100	(256)	196	0	(60)

							$(10,066)	$(17,216)	$1,580	$(28,862)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
FBF	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$122,400	$(6,174)	$5,840	$0	$(334)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(53)	33	0	(20)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	35,800	(1,903)	1,805	0	(98)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,100	(451)	373	0	(78)

MEI	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	372	(3)	3	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	28,400	(1,590)	1,512	0	(78)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,700	(228)	144	0	(84)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,400	(197)	188	0	(9)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	15,400	(586)	487	0	(99)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,900	(140)	86	0	(54)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	7,500	(9)	(201)	0	(210)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,200	(92)	57	0	(35)

						$(11,426)	$10,327	$0	$(1,099)

Total Swap Agreements						$(21,492)	$(6,889)	$1,580	$(29,961)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	103

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$5,262	$0	$49	$5,311	$(116)	$(3,150)	$0	$(3,266)	$2,045	$(2,795)	$(750)
BPS	2,781	0	0	2,781	(243)	(5,210)	(4,139)	(9,592)	(6,811)	6,404	(407)
BRC	1,595	0	56	1,651	(1,639)	0	(2,743)	(4,382)	(2,731)	2,792	61
CBK	2,627	0	0	2,627	(6,210)	0	(2,764)	(8,974)	(6,347)	6,082	(265)
DUB	0	0	0	0	0	(2,297)	(1,261)	(3,558)	(3,558)	1,617	(1,941)
FBF	0	0	0	0	0	(1,533)	(334)	(1,867)	(1,867)	2,062	195
GLM	308	1,834	0	2,142	(97)	(1,849)	0	(1,946)	196	(316)	(120)
GST	0	0	192	192	0	(4,830)	(7,394)	(12,224)	(12,032)	10,509	(1,523)
HUS	156	0	19	175	(1,158)	0	(3,237)	(4,395)	(4,220)	4,575	355
JPM	54	0	754	808	(133)	0	(1,389)	(1,522)	(714)	670	(44)
MEI	0	0	0	0	0	0	(78)	(78)	(78)	204	126
MYC	0	0	510	510	0	(2,311)	(6,263)	(8,574)	(8,064)	6,499	(1,565)
MYI	340	0	0	340	(14)	0	0	(14)	326	(260)	66
NGF	0	0	0	0	0	0	(60)	(60)	(60)	141	81
SAL	0	0	0	0	0	0	(264)	(264)	(264)	353	89
SCX	217	0	0	217	(871)	0	0	(871)	(654)	318	(336)
TOR	45	0	0	45	0	0	0	0	45	0	45
UAG	40,349	0	0	40,349	(726)	0	(35)	(761)	39,588	(42,140)	(2,552)

Total Over the Counter	$53,734	$1,834	$1,580	$57,148	$(11,207)	$(21,180)	$(29,961)	$(62,348)

(n)

Securities with an aggregate market value of $45,807 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$589	$589
Swap Agreements	0	3,153	0	0	14,502	17,655

	$0	$3,153	$0	$0	$15,091	$18,244

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53,734	$0	$53,734
Purchased Options	0	0	0	0	1,834	1,834
Swap Agreements	0	1,580	0	0	0	1,580

	$0	$1,580	$0	$53,734	$1,834	$57,148

	$0	$4,733	$0	$53,734	$16,925	$75,392

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,050	$2,050
Swap Agreements	0	25,195	0	0	3,593	28,788

	$0	$25,195	$0	$0	$5,643	$30,838

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,207	$0	$11,207
Written Options	0	19,331	0	0	1,849	21,180
Swap Agreements	0	29,961	0	0	0	29,961

	$0	$49,292	$0	$11,207	$1,849	$62,348

	$0	$74,487	$0	$11,207	$7,492	$93,186

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(117)	$(117)
Written Options	0	0	0	0	1,398	1,398
Futures	0	0	0	0	(35,356)	(35,356)
Swap Agreements	0	43,644	0	0	(142,720)	(99,076)

	$0	$43,644	$0	$0	$(176,795)	$(133,151)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,122	$0	$22,122
Purchased Options	0	0	0	0	(49,321)	(49,321)
Written Options	0	7,352	0	0	73,412	80,764
Swap Agreements	0	25,100	0	0	(8,025)	17,075

	$0	$32,452	$0	$22,122	$16,066	$70,640

	$0	$76,096	$0	$22,122	$(160,729)	$(62,511)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$21	$21
Futures	0	0	0	0	(27,088)	(27,088)
Swap Agreements	0	(168,406)	0	0	(156,873)	(325,279)

	$0	$(168,406)	$0	$0	$(183,940)	$(352,346)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37,683	$0	$37,683
Purchased Options	0	0	0	0	37,514	37,514
Written Options	0	(18,447)	0	0	(35,922)	(54,369)
Swap Agreements	0	(40,414)	0	0	0	(40,414)

	$0	$(58,861)	$0	$37,683	$1,592	$(19,586)

	$0	$(227,267)	$0	$37,683	$(182,348)	$(371,932)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	105

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$126,847	$208,932	$335,779
Corporate Bonds & Notes
Banking & Finance	0	5,894,898	27,096	5,921,994
Industrials	0	8,820,662	0	8,820,662
Utilities	8,786	3,544,342	0	3,553,128
Municipal Bonds & Notes
California	0	364,295	0	364,295
Georgia	0	61,677	0	61,677
Illinois	0	36,509	0	36,509
Indiana	0	2,669	0	2,669
Massachusetts	0	4,341	0	4,341
New Jersey	0	21,424	0	21,424
New Mexico	0	7,200	0	7,200
New York	0	158,421	0	158,421
Ohio	0	81,362	0	81,362
Pennsylvania	0	16,112	0	16,112
Texas	0	39,096	0	39,096
Virginia	0	1,762	0	1,762
U.S. Government Agencies	0	2,556,280	0	2,556,280
U.S. Treasury Obligations	0	6,264,757	0	6,264,757
Non-Agency Mortgage-Backed Securities	0	65,366	0	65,366
Asset-Backed Securities	0	119,878	0	119,878
Sovereign Issues	22,600	708,666	0	731,266
Convertible Preferred Securities
Banking & Finance	25,735	0	0	25,735
Preferred Securities
Banking & Finance	7,376	619,122	0	626,498
Industrials	0	52,439	0	52,439
Utilities	14,125	11,130	0	25,255

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short-Term Instruments
U.S. Treasury Bills	$0	$44,941	$0	$44,941

	$78,622	$29,624,196	$236,028	$29,938,846

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$69,062	$0	$0	$69,062

Total Investments	$147,684	$29,624,196	$236,028	$30,007,908

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	566	17,590	0	18,156
Over the counter	0	57,148	0	57,148

	$566	$74,738	$0	$75,304

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,736)	(28,788)	0	(30,524)
Over the counter	0	(62,348)	0	(62,348)

	$(1,736)	$(91,136)	$0	$(92,872)

Total Financial Derivative Instruments	$(1,170)	$(16,398)	$0	$(17,568)

Totals	$146,514	$29,607,798	$236,028	$29,990,340

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$198,903	$74,410	$(57,329)	$265	$(8)	$(4,206)	$0	$(3,103)	$208,932	$(5,097)
Corporate Bonds & Notes
Banking & Finance	23,478	0	0	0	0	3,618	0	0	27,096	3,618
Non-Agency Mortgage-Backed Securities	10,236	0	0	(10)	0	(531)	0	(9,695)	0	0
Asset-Backed Securities	250	0	0	(2)	0	16	0	(264)	0	0

Totals	$232,867	$74,410	$(57,329)	$253	$(8)	$(1,103)	$0	$(13,062)	$236,028	$(1,479)

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$161,341	Proxy Pricing	Base Price	96.750-98.550	97.518
	47,591	Third Party Vendor	Broker Quote	89.500-100.000	98.775
Corporate Bonds & Notes
Banking & Finance	27,096	Reference Instrument	Option Adjusted Spread	538.500 bps	—

Total	$236,028

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	107

Schedule of Investments PIMCO Low Duration Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.3%

CORPORATE BONDS & NOTES 27.2%

BANKING & FINANCE 20.5%

ABN AMRO Bank NV
2.450% due 06/04/2020	$1,040	$1,035

AIA Group Ltd.
1.636% (US0003M + 0.520%) due 09/20/2021 ~	1,700	1,689

American International Group, Inc.
4.875% due 06/01/2022	138	143

American Tower Corp.
3.000% due 06/15/2023	1,700	1,704

Aviation Capital Group LLC
2.440% (US0003M + 0.670%) due 07/30/2021 ~	2,000	1,892

Bank of America Corp.
2.801% (US0003M + 1.000%) due 04/24/2023 ~	1,000	971
3.093% due 10/01/2025 •	1,900	1,942
3.550% due 03/05/2024 •	1,700	1,765

Bank of New York Mellon Corp.
2.050% due 05/03/2021	600	603
2.450% due 11/27/2020	140	139
2.500% due 04/15/2021	200	200
2.600% due 08/17/2020	160	160

Banque Federative du Credit Mutuel S.A.
2.779% (US0003M + 0.960%) due 07/20/2023 ~	2,600	2,478

Barclays PLC
3.200% due 08/10/2021	900	892
3.250% due 01/12/2021	3,100	3,102
3.459% (US0003M + 1.625%) due 01/10/2023 ~	500	481
4.338% due 05/16/2024 •	400	386

BNP Paribas S.A.
4.705% due 01/10/2025 •	3,000	3,131

BOC Aviation Ltd.
2.357% (US0003M + 1.125%) due 09/26/2023 ~	2,800	2,792

BPCE S.A.
3.000% due 05/22/2022	2,000	1,982

Canadian Imperial Bank of Commerce
0.818% (SOFRRATE + 0.800%) due 03/17/2023 ~	3,000	2,861

Capital One Financial Corp.
2.500% due 05/12/2020	2,000	1,999

CC Holdings GS LLC
3.849% due 04/15/2023	970	975

Citigroup, Inc.
2.700% due 03/30/2021	2,000	2,009
2.754% (US0003M + 0.960%) due 04/25/2022 ~	2,000	1,959
3.700% due 01/12/2026	600	639
3.750% due 06/16/2024	450	457

Cooperatieve Rabobank UA
2.092% (US0003M + 0.860%) due 09/26/2023 ~	5,500	5,109

Credit Suisse AG
3.000% due 10/29/2021	610	618

Credit Suisse Group AG
2.593% due 09/11/2025 •	300	286
3.574% due 01/09/2023	1,500	1,515

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020	1,400	1,399
3.450% due 04/16/2021	400	403
3.800% due 06/09/2023	900	922
4.550% due 04/17/2026	700	741

Deutsche Bank AG
2.868% (US0003M + 1.230%) due 02/27/2023 ~	500	410
4.250% due 10/14/2021	1,300	1,238

Discover Bank
4.200% due 08/08/2023	2,000	2,128

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025	$709	$717

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	3,515	3,496

General Motors Financial Co., Inc.
3.550% due 04/09/2021	500	479

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~	2,000	1,960
3.691% due 06/05/2028 •	1,000	1,030
4.000% due 03/03/2024	1,200	1,261

Guardian Life Global Funding
2.000% due 04/26/2021	700	698

Harley-Davidson Financial Services, Inc.
2.400% due 06/15/2020	1,100	1,074

HSBC Holdings PLC
3.033% due 11/22/2023 •	1,000	994
3.600% due 05/25/2023	600	610
3.803% due 03/11/2025 •	4,900	5,109
3.950% due 05/18/2024 •	1,050	1,077

ING Groep NV
3.150% due 03/29/2022	2,550	2,563
4.100% due 10/02/2023	250	257

Jackson National Life Global Funding
1.248% (US0003M + 0.480%) due 06/11/2021 ~	300	288
2.250% due 04/29/2021	200	199
3.300% due 06/11/2021	2,100	2,150

JPMorgan Chase & Co.
2.295% due 08/15/2021	2,400	2,397
2.400% due 06/07/2021	200	201
3.220% due 03/01/2025 •	2,400	2,492
3.797% due 07/23/2024 •	5,000	5,240

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~	1,200	1,171
3.574% due 11/07/2028 •	3,400	3,381
4.450% due 05/08/2025	1,100	1,180

MetLife, Inc.
3.000% due 03/01/2025	500	493

Mitsubishi UFJ Financial Group, Inc.
2.757% due 09/13/2026	1,250	1,262
3.455% due 03/02/2023	2,000	2,050

Mizuho Financial Group, Inc.
3.477% due 04/12/2026	2,700	2,669

Morgan Stanley
1.613% (SOFRRATE + 0.700%) due 01/20/2023 ~	2,600	2,428
3.737% due 04/24/2024 •	3,900	4,021
5.500% due 07/28/2021	1,900	1,974

MUFG Union Bank N.A.
2.100% due 12/09/2022	2,000	1,977

Nationwide Building Society
4.363% due 08/01/2024 •	1,600	1,610

New York Life Global Funding
2.000% due 04/13/2021	1,000	999

Nissan Motor Acceptance Corp.
1.825% (US0003M + 0.630%) due 09/21/2021 ~	2,400	2,335
2.150% due 09/28/2020	400	393
2.738% (US0003M + 0.890%) due 01/13/2022 ~	2,000	1,946
3.150% due 03/15/2021	1,100	1,084
3.650% due 09/21/2021	700	686

Oversea-Chinese Banking Corp. Ltd.
2.142% (US0003M + 0.450%) due 05/17/2021 ~	2,500	2,489

PNC Bank N.A.
2.450% due 11/05/2020	1,280	1,282

Pricoa Global Funding
2.550% due 11/24/2020	1,165	1,171

Protective Life Global Funding
2.615% due 08/22/2022	2,000	2,015

Qatari Diar Finance QSC
5.000% due 07/21/2020	2,300	2,310

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QNB Finance Ltd.
2.875% due 04/29/2020	$1,400	$1,399

Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •	1,000	988

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,700	1,682

Santander UK Group Holdings PLC
2.875% due 10/16/2020	1,600	1,600
3.125% due 01/08/2021	1,000	998

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	1,100	1,091

Societe Generale S.A.
3.202% due 04/08/2021 •	400	394

State Bank of India
2.850% (US0003M + 0.950%) due 04/06/2020 ~	1,000	1,000

Sumitomo Mitsui Financial Group, Inc.
2.348% due 01/15/2025	1,500	1,493
2.442% due 10/19/2021	900	902
2.696% due 07/16/2024	2,900	2,904

Svenska Handelsbanken AB
2.400% due 10/01/2020	2,300	2,301

U.S. Bank N.A.
2.114% (US0003M + 0.320%) due 04/26/2021 ~	2,650	2,612

UBS AG
2.450% due 12/01/2020	2,250	2,245

UBS Group AG
2.859% due 08/15/2023 •	1,500	1,489
2.950% due 09/24/2020	1,610	1,613

Waha Aerospace BV
3.925% due 07/28/2020	46	46

WEA Finance LLC
3.250% due 10/05/2020	400	396

Wells Fargo & Co.
3.000% due 04/22/2026	1,800	1,857
3.300% due 09/09/2024	2,000	2,086

		157,469

INDUSTRIALS 5.7%

AbbVie, Inc.
2.300% due 11/21/2022	3,500	3,502

America West Airlines Pass-Through Trust
8.057% due 01/02/2022	79	80

American Airlines Pass-Through Trust
3.375% due 11/01/2028	1,477	1,374

Apple, Inc.
1.700% due 09/11/2022	2,000	2,042

Arrow Electronics, Inc.
4.500% due 03/01/2023	1,800	1,791

BMW U.S. Capital LLC
2.000% due 04/11/2021	1,000	980

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	995	1,074

CVS Health Corp.
4.750% due 12/01/2022	2,381	2,523

Daimler Finance North America LLC
2.143% (US0003M + 0.430%) due 02/12/2021 ~	1,900	1,832

Dell International LLC
5.450% due 06/15/2023	200	205

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	278	293

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	350	348

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~	1,200	1,187
2.195% (US0003M + 0.500%) due 02/18/2022 ~	1,800	1,673

Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~	1,500	1,464

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Electric Co.
1.741% (US0003M + 1.000%) due 03/15/2023 ~	$500	$465

Georgia-Pacific LLC
5.400% due 11/01/2020	700	707

Hyundai Capital America
1.689% due 09/18/2020 •	2,900	2,885

Imperial Brands Finance PLC
2.950% due 07/21/2020	1,400	1,397

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,500	2,221

Ooredoo International Finance Ltd.
4.750% due 02/16/2021	1,300	1,297

Oracle Corp.
2.500% due 04/01/2025 (a)	3,000	3,066

Reynolds American, Inc.
3.250% due 06/12/2020	1,200	1,196

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	500	499

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,163	1,161

Tyson Foods, Inc.
2.146% (US0003M + 0.450%) due 08/21/2020 ~	600	597

United Airlines Pass-Through Trust
4.550% due 08/25/2031	1,512	1,537

VMware, Inc.
2.300% due 08/21/2020	1,500	1,484

Volkswagen Group of America Finance LLC
2.500% due 09/24/2021	770	751
3.875% due 11/13/2020	1,700	1,695

Zimmer Biomet Holdings, Inc.
1.802% (US0003M + 0.750%) due 03/19/2021 ~	2,300	2,273

		43,599

UTILITIES 1.0%

AT&T, Inc.
3.000% due 06/30/2022	2,500	2,524
3.200% due 03/01/2022	1,000	1,015

Progress Energy, Inc.
4.400% due 01/15/2021	92	93

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	3,200	3,201
4.375% due 04/10/2024	500	535

		7,368

Total Corporate Bonds & Notes (Cost $210,134)		208,436

MUNICIPAL BONDS & NOTES 1.7%

ARIZONA 0.1%

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	900	916

CALIFORNIA 0.1%

California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	290	291

University of California Revenue Notes, Series 2013
2.300% due 05/15/2021	250	253

		544

COLORADO 0.1%

University of Colorado Revenue Notes, Series 2015
2.001% due 06/01/2020	485	486

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 0.0%

District of Columbia Revenue Bonds, (BABs), Series 2009
4.793% due 12/01/2021	$250	$264

GEORGIA 0.0%

Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.700% due 01/01/2022	340	348

IDAHO 0.2%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	1,200	1,239

MASSACHUSETTS 0.0%

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	40	40

NEW YORK 0.4%

New York State Dormitory Authority Revenue Notes, Series 2019
2.756% due 07/01/2021	1,580	1,614

New York State Urban Development Corp. Revenue Notes, Series 2017
2.100% due 03/15/2022	1,135	1,145

Port Authority of New York & New Jersey Revenue Notes, Series 2014
2.529% due 10/15/2020	520	520

		3,279

OREGON 0.4%

Port of Morrow, Oregon Revenue Notes, Series 2016
1.809% due 09/01/2022	3,100	3,124

SOUTH DAKOTA 0.3%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	2,205	2,255

WASHINGTON 0.1%

Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	770	773

Total Municipal Bonds & Notes (Cost $13,092)		13,268

U.S. GOVERNMENT AGENCIES 31.7%

Fannie Mae
1.187% due 06/25/2037 •	89	87
1.397% due 06/25/2049 - 07/25/2049 •	6,867	6,826
1.457% due 03/25/2041 •	1,437	1,420
1.625% due 01/07/2025	8,000	8,403
2.095% due 12/25/2046 •	1,334	1,335
2.105% due 10/25/2046 •	1,520	1,522
2.155% due 01/25/2047 •	1,469	1,471
3.458% due 07/01/2034 •	110	112
3.980% due 07/01/2021	710	731
4.368% due 10/01/2037 •	126	128

Freddie Mac
2.005% due 10/15/2037 •	1,484	1,462
2.155% due 07/15/2041 •	1,745	1,746
2.500% due 07/25/2034 - 09/25/2048	17,495	18,046
3.000% due 08/15/2046	1,539	1,632
3.500% due 01/01/2049	1,822	1,928
4.000% due 09/01/2048 - 10/01/2048	18,942	20,240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 02/01/2049	$12,808	$13,799
4.550% due 06/01/2037 •	149	150

Ginnie Mae
1.223% due 02/20/2049 •	14,493	14,398
2.012% due 08/20/2065 •	2,680	2,643
2.122% due 02/20/2067 •	2,204	2,179
2.182% due 10/20/2065 •	2,112	2,078
2.202% due 07/20/2063 •	871	864
2.204% due 09/20/2065 •	1,583	1,564
2.232% due 06/20/2065 •	1,458	1,434
2.242% due 06/20/2065 •	968	951
2.262% due 03/20/2065 •	1,810	1,779
2.312% due 12/20/2064 - 11/20/2065 •	3,591	3,565
2.432% due 02/20/2066 •	324	324
2.542% due 04/20/2066 •	3,460	3,442
2.562% due 04/20/2066 •	4,678	4,654
2.662% due 01/20/2067 •	1,992	1,990

Uniform Mortgage-Backed Security
3.000% due 01/01/2035 - 12/01/2049	3,126	3,276
3.500% due 09/01/2048 - 07/01/2049	49,892	52,783
4.000% due 09/01/2048 - 10/01/2048	11,005	11,753
4.500% due 08/01/2048 - 01/01/2049	4,016	4,335
5.500% due 04/01/2034 - 04/01/2039	235	263

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2035 - 04/01/2050	14,100	14,752
3.500% due 05/01/2035	10,300	10,832
4.000% due 05/01/2050	21,000	22,417

Total U.S. Government Agencies (Cost $238,301)		243,314

U.S. TREASURY OBLIGATIONS 20.0%

U.S. Treasury Bonds
2.000% due 02/15/2050	1,400	1,627

U.S. Treasury Notes
1.125% due 02/28/2027	250	260
1.500% due 01/15/2023	30,000	31,032
1.500% due 11/30/2024	2,700	2,844
1.625% due 12/31/2021	18,000	18,442
1.750% due 07/31/2021	80,900	82,592
2.125% due 05/31/2021 (d)	16,000	16,372

Total U.S. Treasury Obligations (Cost $149,901)		153,169

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%

AREIT Trust
1.725% due 09/14/2036 •	3,000	2,588

Banc of America Commercial Mortgage Trust
3.441% due 09/15/2048	3,530	3,703

Bancorp Commercial Mortgage Trust
1.605% due 09/15/2035 •	2,198	1,964
1.705% due 03/15/2036 •	1,684	1,703

BANK
2.808% due 10/17/2052	2,500	2,613
3.279% due 11/15/2054	1,700	1,828
3.623% due 04/15/2052	3,000	3,279

Barclays Commercial Mortgage Securities Trust
3.488% due 02/15/2050	1,500	1,593

Benchmark Mortgage Trust
3.615% due 03/15/2062	4,100	4,458

Citigroup Commercial Mortgage Trust
3.268% due 09/15/2050	1,400	1,482
3.297% due 10/12/2050	4,258	4,516

Commercial Mortgage Trust
3.244% due 10/10/2029	2,000	2,014
3.550% due 02/10/2049	1,200	1,258
4.181% due 05/10/2051	1,026	1,135

CSAIL Commercial Mortgage Trust
3.314% due 11/15/2049	4,316	4,496

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	109

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exantas Capital Corp. Ltd.
1.800% due 04/15/2036 •	$3,255	$2,883

GS Mortgage Securities Trust
3.801% due 01/10/2047	1,089	1,139

JPMDB Commercial Mortgage Securities Trust
3.242% due 10/15/2050	1,100	1,160

JPMorgan Chase Commercial Mortgage Securities Trust
1.555% due 10/15/2032 •	898	904

Morgan Stanley Capital Trust
2.606% due 08/15/2049	600	614
2.860% due 11/15/2049	3,000	3,097

Motel 6 Trust
1.625% due 08/15/2034 •	390	366

UBS Commercial Mortgage Trust
3.215% due 08/15/2050	2,700	2,849
3.460% due 04/15/2052	3,200	3,462
3.903% due 02/15/2051	1,500	1,668
4.119% due 06/15/2051	2,000	2,216

VMC Finance LLC
1.720% due 10/15/2035 •	1,272	1,192

VNDO Mortgage Trust
2.996% due 11/15/2030	4,700	4,730

Wells Fargo Commercial Mortgage Trust
2.514% due 08/15/2049	1,300	1,323
2.911% due 06/15/2049	1,000	1,031
3.390% due 11/15/2050	1,200	1,276
4.147% due 06/15/2051	600	665

Total Non-Agency Mortgage-Backed Securities (Cost $68,345)		69,205

ASSET-BACKED SECURITIES 8.3%

Arbor Realty Collateralized Loan Obligation Ltd.
1.695% due 12/15/2027 •	2,000	1,884

Avery Point CLO Ltd.
2.894% due 04/25/2026 •	326	326

B&M CLO Ltd.
2.573% due 04/16/2026 •	374	372

California Street CLO Ltd.
2.861% due 10/15/2025 •	434	431

CLNC FL1 Ltd.
2.000% due 08/20/2035 •	5,000	4,659

CNH Equipment Trust
2.960% due 05/16/2022	1,790	1,788

Columbia Cent CLO Ltd.
2.944% due 10/25/2028 •	2,000	1,962

Denali Capital CLO LLC
2.844% due 10/26/2027 •	1,000	979

DLL LLC
2.270% due 05/20/2022	3,385	3,364

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ECMC Group Student Loan Trust
1.697% due 02/27/2068 •	$1,748	$1,667
1.747% due 09/25/2068 •	2,843	2,676
1.947% due 07/25/2069 •	4,340	4,248
1.997% due 05/25/2067 •	1,002	977

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •	3,000	2,915

Gallatin CLO Ltd.
2.881% (US0003M + 1.050%) due 07/15/2027 ~	894	875

GoldentTree Loan Management U.S. CLO Ltd.
2.596% due 04/20/2029 •	2,000	1,895

Greystone Commercial Real Estate Notes Ltd.
1.885% due 09/15/2037 •	2,000	1,756

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •	1,400	1,360

Mercedes-Benz Auto Lease Trust
3.010% due 02/16/2021	1,020	1,021

Monroe Capital BSL CLO Ltd.
2.803% due 05/22/2027 •	693	682

Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •	201	201

Navient Student Loan Trust
1.197% due 06/27/2067 •	691	691
1.327% due 03/25/2067 •	2,218	2,197

Nelnet Student Loan Trust
1.547% due 03/25/2030 •	656	648

Oscar U.S. Funding LLC
2.490% due 08/10/2022	2,881	2,895

Seneca Park CLO Ltd.
2.956% due 07/17/2026 •	259	258

Shackleton CLO Ltd.
2.949% due 10/20/2028 •	2,500	2,381

SLC Student Loan Trust
0.841% due 09/15/2026 •	62	62
0.851% due 03/15/2027 •	205	202
1.752% due 05/15/2029 •	950	895
2.554% due 11/25/2042 •	347	343

SLM Student Loan Trust
1.211% due 12/15/2027 •	849	842
1.884% due 01/26/2026 •	1,460	1,430
1.894% due 04/25/2027 •	74	73
1.904% due 01/27/2025 •	125	124
1.914% due 01/25/2027 •	316	310
1.934% due 10/25/2028 •	1,987	1,947
2.344% due 04/27/2026 •	239	239

Sudbury Mill CLO Ltd.
2.986% due 01/17/2026 •	470	470

Telos CLO Ltd.
3.106% due 01/17/2027 •	608	603

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TPG Real Estate Finance
1.950% due 10/15/2034 •	$3,500	$3,269

Tralee CLO Ltd.
2.929% due 10/20/2028 •	850	819

Venture CLO Ltd.
2.952% due 10/22/2031 •	5,500	5,307
3.049% due 04/20/2029 •	1,400	1,354

Total Asset-Backed Securities (Cost $65,545)		63,397

SOVEREIGN ISSUES 1.8%

Japan Bank for International Cooperation
2.125% due 06/01/2020	1,100	1,102
2.125% due 07/21/2020	1,600	1,605

Korea Expressway Corp.
3.625% due 10/22/2021	1,500	1,555

Province of Ontario
3.050% due 01/29/2024	3,000	3,280

Province of Quebec
2.375% due 01/31/2022	1,300	1,341
2.625% due 02/13/2023	4,500	4,750

Total Sovereign Issues (Cost $12,947)		13,633

SHORT-TERM INSTRUMENTS 5.6%

CERTIFICATES OF DEPOSIT 0.4%

Lloyds Bank Corporate Markets PLC
1.704% (US0003M + 0.500%) due 09/24/2020 ~	2,700	2,698

REPURCHASE AGREEMENTS (b) 5.2%
		39,898

Total Short-Term Instruments (Cost $42,598)		42,596

Total Investments in Securities (Cost $800,863)		807,018

Total Investments 105.3% (Cost $800,863)		$807,018

Financial Derivative Instruments (c)(e) (0.0)% (Cost or Premiums, net $37)		(20)

Other Assets and Liabilities, net (5.3)%		(40,687)

Net Assets 100.0%		$766,311

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
BPS	0.000%	03/31/2020	04/01/2020	$39,300	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2026	$(39,986)	$39,300	$39,300
FICC	0.000	03/31/2020	04/01/2020	598	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	(615)	598	598

Total Repurchase Agreements						$(40,601)	$39,898	$39,898

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
BPS	$39,300	$0	$0	$39,300	$(39,986)	$(686)
FICC	598	0	0	598	(615)	(17)

Total Borrowings and Other Financing Transactions	$39,898	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	844	$186,003	$2,954	$0	$(26)
U.S. Treasury 30-Year Bond June Futures	06/2020	44	7,879	10	0	(73)

				$2,964	$0	$(99)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	429	$(59,497)	$(2,440)	$60	$0

Total Futures Contracts				$524	$60	$(99)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2024	2.153%	$	2,600	$(46)	$(85)	$(131)	$19	$0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.536		300	7	(3)	4	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.848		3,200	55	(31)	24	1	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.825		1,600	24	(11)	13	1	0

Total Swap Agreements							$40	$(130)	$(90)	$21	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$60	$21	$81	$0	$(99)	$(1)	$(100)

(d)

Securities with an aggregate market value of $2,810 and cash of $831 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	111

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
HUS	Mexico Government International Bond	1.000%	Quarterly	12/20/2021	1.312%	$250	$(3)	$2	$0	$(1)

Total Swap Agreements							$(3)	$2	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
HUS	$0	$0	$0	$0	$0	$0	$(1)	$(1)	$(1)	$0	$(1)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	21	0	0	0	21

	$0	$21	$0	$0	$60	$81

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$99	$99
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$99	$100

Over the counter
Swap Agreements	$0	$1	$0	$0	$0	$1

	$0	$2	$0	$0	$99	$101

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(286)	$(286)
Swap Agreements	0	442	0	0	(2,425)	(1,983)

	$0	$442	$0	$0	$(2,711)	$(2,269)

Over the counter
Swap Agreements	$0	$3	$0	$0	$0	$3

	$0	$445	$0	$0	$(2,711)	$(2,266)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$227	$227
Swap Agreements	0	(352)	0	0	1,310	958

	$0	$(352)	$0	$0	$1,537	$1,185

Over the counter
Swap Agreements	$0	$(3)	$0	$0	$0	$(3)

	$0	$(355)	$0	$0	$1,537	$1,182

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$157,469	$0	$157,469
Industrials	0	43,599	0	43,599
Utilities	0	7,368	0	7,368
Municipal Bonds & Notes
Arizona	0	916	0	916
California	0	544	0	544
Colorado	0	486	0	486
District of Columbia	0	264	0	264

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Georgia	$0	$348	$0	$348
Idaho	0	1,239	0	1,239
Massachusetts	0	40	0	40
New York	0	3,279	0	3,279
Oregon	0	3,124	0	3,124
South Dakota	0	2,255	0	2,255
Washington	0	773	0	773
U.S. Government Agencies	0	243,314	0	243,314
U.S. Treasury Obligations	0	153,169	0	153,169
Non-Agency Mortgage-Backed Securities	0	69,205	0	69,205

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	113

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Asset-Backed Securities	$0	$63,397	$0	$63,397
Sovereign Issues	0	13,633	0	13,633
Short-Term Instruments
Certificates of Deposit	0	2,698	0	2,698
Repurchase Agreements	0	39,898	0	39,898

Total Investments	$0	$807,018	$0	$807,018

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$60	$21	$0	$81

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(99)	$(1)	$0	$(100)
Over the counter	0	(1)	0	(1)

	$(99)	$(2)	$0	$(101)

Total Financial Derivative Instruments	$(39)	$19	$0	$(20)

Totals	$(39)	$807,037	$0	$806,998

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Moderate Duration Portfolio

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.3%

CORPORATE BONDS & NOTES 27.4%

BANKING & FINANCE 18.8%

AIA Group Ltd.
3.125% due 03/13/2023	$1,600	$1,663
3.375% due 04/07/2030 (a)	7,500	7,478

Air Lease Corp.
3.000% due 09/15/2023	300	242

Alexandria Real Estate Equities, Inc.
4.000% due 01/15/2024	800	819

American International Group, Inc.
3.750% due 07/10/2025	9,000	9,026
4.875% due 06/01/2022	2,570	2,659

American Tower Corp.
2.750% due 01/15/2027	6,200	6,015
3.000% due 06/15/2023	5,200	5,214
5.000% due 02/15/2024	300	318

Aviation Capital Group LLC
2.440% (US0003M + 0.670%) due 07/30/2021 ~	4,600	4,351
4.125% due 08/01/2025	600	517
6.750% due 04/06/2021	300	297

Bank of America Corp.
3.004% due 12/20/2023 •	620	632
3.093% due 10/01/2025 •	14,000	14,309
3.124% due 01/20/2023 •	1,100	1,120
3.300% due 01/11/2023	2,750	2,852
3.419% due 12/20/2028 •	5,842	6,044
3.499% due 05/17/2022 •	900	911
3.550% due 03/05/2024 •	500	519
4.000% due 04/01/2024	1,028	1,098
4.100% due 07/24/2023	300	320
4.125% due 01/22/2024	7,500	8,010
5.700% due 01/24/2022	950	1,003

Bank of New York Mellon Corp.
2.500% due 04/15/2021	200	200
2.562% (US0003M + 0.870%) due 08/17/2020 ~	250	250

Bank of Nova Scotia
2.350% due 10/21/2020	1,500	1,499

Banque Federative du Credit Mutuel S.A.
2.125% due 11/21/2022	7,300	6,788
2.200% due 07/20/2020	5,000	4,991
2.779% (US0003M + 0.960%) due 07/20/2023 ~	3,000	2,859
3.750% due 07/20/2023	1,100	1,122

Barclays PLC
3.200% due 08/10/2021	8,100	8,025
3.250% due 01/12/2021	2,700	2,702
3.650% due 03/16/2025	8,000	7,907
3.684% due 01/10/2023	1,400	1,405
4.375% due 01/12/2026	2,350	2,398

BNP Paribas S.A.
3.052% due 01/13/2031 •	4,400	4,185
3.375% due 01/09/2025	550	547
3.500% due 03/01/2023	5,100	5,123
3.500% due 11/16/2027	1,700	1,684
4.705% due 01/10/2025 •	1,800	1,878

BOC Aviation Ltd.
2.357% (US0003M + 1.125%) due 09/26/2023 ~	5,000	4,985
2.813% (US0003M + 1.050%) due 05/02/2021 ~	3,700	3,705

BPCE S.A.
2.375% due 01/14/2025	6,900	6,420
3.000% due 05/22/2022	300	297
4.000% due 04/15/2024	1,000	1,039
4.500% due 03/15/2025	5,000	4,971
4.625% due 07/11/2024	350	345
5.700% due 10/22/2023	1,100	1,133

Brookfield Asset Management, Inc.
4.000% due 01/15/2025	4,000	4,057

Brookfield Finance, Inc.
4.000% due 04/01/2024	600	607

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canadian Imperial Bank of Commerce
0.818% (SOFRRATE + 0.800%) due 03/17/2023 ~	$4,500	$4,292

Capital One Financial Corp.
2.500% due 05/12/2020	4,500	4,498

CC Holdings GS LLC
3.849% due 04/15/2023	1,000	1,006

Citigroup, Inc.
2.350% due 08/02/2021	1,400	1,400
2.683% (US0003M + 1.250%) due 07/01/2026 ~	8,000	7,400
2.754% (US0003M + 0.960%) due 04/25/2022 ~	4,000	3,917
3.300% due 04/27/2025	6,000	6,223
3.400% due 05/01/2026	1,500	1,610
3.700% due 01/12/2026	3,100	3,304
3.750% due 06/16/2024	1,300	1,319
4.500% due 01/14/2022	3,750	3,904

Citizens Bank N.A.
2.200% due 05/26/2020	3,200	3,195

Cooperatieve Rabobank UA
3.875% due 02/08/2022	2,925	3,020
3.875% due 09/26/2023	7,000	7,210
3.950% due 11/09/2022	750	755
4.625% due 12/01/2023	2,600	2,694

Credit Agricole S.A.
3.250% due 10/04/2024	8,600	8,631

Credit Suisse AG
3.000% due 10/29/2021	5,500	5,571
3.625% due 09/09/2024	800	847

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021	600	604
3.800% due 09/15/2022	800	814
3.800% due 06/09/2023	10,900	11,163
4.550% due 04/17/2026	3,000	3,175

Deutsche Bank AG
3.961% due 11/26/2025 •	200	185
4.250% due 10/14/2021	7,800	7,426

Discover Bank
4.200% due 08/08/2023	6,000	6,383

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	370	376

European Investment Bank
2.000% due 03/15/2021	3,200	3,245

GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025	5,000	5,036

General Motors Financial Co., Inc.
3.550% due 04/09/2021	2,700	2,588
3.700% due 05/09/2023	1,100	991

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	3,500	3,521
2.908% due 06/05/2023 •	6,900	6,925
3.691% due 06/05/2028 •	6,175	6,358
3.750% due 05/22/2025	300	311
3.850% due 07/08/2024	1,100	1,152
3.850% due 01/26/2027	900	928
4.000% due 03/03/2024	14,000	14,708
5.750% due 01/24/2022	2,100	2,230

Harley-Davidson Financial Services, Inc.
2.400% due 06/15/2020	4,100	4,004

HSBC Holdings PLC
3.033% due 11/22/2023 •	5,000	4,970
3.600% due 05/25/2023	10,700	10,884
3.803% due 03/11/2025 •	5,200	5,422
3.950% due 05/18/2024 •	6,600	6,772
4.000% due 03/30/2022	800	822
5.100% due 04/05/2021	550	563

ING Bank NV
2.625% due 12/05/2022	6,450	6,756

ING Groep NV
2.525% (US0003M + 1.150%) due 03/29/2022 ~	2,000	1,929
4.100% due 10/02/2023	5,700	5,860
4.625% due 01/06/2026	6,900	7,287

Intercontinental Exchange, Inc.
3.750% due 12/01/2025	2,500	2,643

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
4.625% due 04/15/2021	$200	$185
8.250% due 12/15/2020	2,300	2,287

Jackson National Life Global Funding
2.250% due 04/29/2021	500	497
2.375% due 09/15/2022	3,900	3,893
2.650% due 06/21/2024	3,300	3,416
3.300% due 06/11/2021	2,400	2,458
3.300% due 02/01/2022	5,600	5,717

JPMorgan Chase & Co.
2.694% (US0003M + 0.900%) due 04/25/2023 ~	300	289
2.700% due 05/18/2023	2,850	2,928
3.300% due 04/01/2026	5,000	5,258
3.625% due 05/13/2024	700	731
3.797% due 07/23/2024 •	10,500	11,005
3.900% due 07/15/2025	4,800	5,143
4.023% due 12/05/2024 •	1,200	1,273
7.625% due 10/15/2026	3,000	3,812

Lazard Group LLC
3.750% due 02/13/2025	856	846

LeasePlan Corp. NV
2.875% due 10/24/2024	2,000	1,963

Lloyds Banking Group PLC
2.858% due 03/17/2023 •	5,000	4,934
2.907% due 11/07/2023 •	500	500
3.000% due 01/11/2022	600	599
3.574% due 11/07/2028 •	3,800	3,779
4.450% due 05/08/2025	4,000	4,292

MassMutual Global Funding
2.500% due 10/17/2022	800	798
3.400% due 03/08/2026	400	426

MET Tower Global Funding
1.561% (SOFRRATE + 0.550%) due 01/17/2023 ~	8,000	7,288

Metropolitan Life Global Funding
3.375% due 01/11/2022	11,200	11,380

Mitsubishi UFJ Financial Group, Inc.
2.757% due 09/13/2026	2,450	2,473
2.801% due 07/18/2024	4,400	4,441
3.761% due 07/26/2023	10,900	11,286

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022	600	584

Mizuho Financial Group, Inc.
2.273% due 09/13/2021	700	692
2.553% (US0003M + 0.940%) due 02/28/2022 ~	1,000	963
2.601% due 09/11/2022	300	300
2.632% due 04/12/2021	200	200
2.839% due 07/16/2025 •	5,000	4,939
3.477% due 04/12/2026	7,000	6,920

Morgan Stanley
3.700% due 10/23/2024	24,800	26,251
3.737% due 04/24/2024 •	850	876
3.750% due 02/25/2023	1,000	1,043
4.000% due 07/23/2025	2,850	3,056
5.500% due 07/24/2020	3,000	3,030
5.750% due 01/25/2021	3,000	3,081

MUFG Union Bank N.A.
2.100% due 12/09/2022	7,850	7,760

National Australia Bank Ltd.
3.625% due 06/20/2023	5,900	6,016

Nationwide Building Society
4.363% due 08/01/2024 •	4,100	4,125

New York Life Global Funding
2.099% (US0003M + 0.280%) due 01/21/2022 ~	4,800	4,653

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021	1,500	1,418
2.650% due 07/13/2022	2,700	2,611
3.150% due 03/15/2021	4,700	4,633

Nomura Holdings, Inc.
2.648% due 01/16/2025	2,300	2,256

NTT Finance Corp.
1.900% due 07/21/2021	500	498

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	115

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PNC Bank N.A.
2.450% due 11/05/2020	$1,000	$1,002

Protective Life Global Funding
2.161% due 09/25/2020	5,200	5,166
2.615% due 08/22/2022	5,800	5,845

Qatari Diar Finance QSC
5.000% due 07/21/2020	3,600	3,616

Royal Bank of Scotland Group PLC
3.162% (US0003M + 1.470%) due 05/15/2023 ~	300	285
3.875% due 09/12/2023	1,700	1,721
4.269% due 03/22/2025 •	6,000	6,174
4.800% due 04/05/2026	9,000	8,964

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,200	1,187
4.500% due 07/17/2025	400	409

Santander UK Group Holdings PLC
2.875% due 08/05/2021	2,200	2,167
3.823% due 11/03/2028 •	2,000	2,112
4.796% due 11/15/2024 •	3,250	3,411

Santander UK PLC
2.875% due 06/18/2024	3,400	3,401
4.000% due 03/13/2024	1,100	1,134
5.000% due 11/07/2023	1,512	1,526

SBA Tower Trust
2.877% due 07/15/2046	3,250	3,243

Simon Property Group LP
3.375% due 10/01/2024	900	898

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	600	605

Societe Generale S.A.
2.625% due 01/22/2025	3,200	3,087
3.202% due 04/08/2021 •	1,350	1,329

State Bank of India
2.850% (US0003M + 0.950%) due 04/06/2020 ~	3,500	3,500

State Street Corp.
2.354% due 11/01/2025 •	1,600	1,586

Sumitomo Mitsui Financial Group, Inc.
2.348% due 01/15/2025	3,000	2,985
2.442% due 10/19/2021	6,100	6,116
2.679% (US0003M + 0.860%) due 07/19/2023 ~	400	394
2.696% due 07/16/2024	9,700	9,714
2.784% due 07/12/2022	2,100	2,112
2.934% due 03/09/2021	1,500	1,503

Toronto-Dominion Bank
2.125% due 04/07/2021	2,700	2,702
2.250% due 03/15/2021	1,200	1,195

UBS AG
2.450% due 12/01/2020	5,000	4,988

UBS Group AG
2.859% due 08/15/2023 •	5,680	5,638
2.950% due 09/24/2020	1,500	1,503
3.000% due 04/15/2021	4,600	4,610
4.125% due 09/24/2025	1,300	1,353

Ventas Realty LP
3.100% due 01/15/2023	2,000	1,962
4.125% due 01/15/2026	4,000	4,002

Waha Aerospace BV
3.925% due 07/28/2020	10	10

WEA Finance LLC
3.150% due 04/05/2022	1,000	974
3.250% due 10/05/2020	500	495

Wells Fargo & Co.
3.000% due 02/19/2025	6,000	6,204
3.000% due 04/22/2026	1,600	1,651
3.069% due 01/24/2023	3,500	3,561
3.300% due 09/09/2024	9,000	9,385
3.500% due 03/08/2022	300	306
3.550% due 09/29/2025	1,200	1,268
3.584% due 05/22/2028 •	630	661

Welltower, Inc.
3.750% due 03/15/2023	400	403
4.250% due 04/01/2026	4,000	4,128

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weyerhaeuser Co.
4.000% due 04/15/2030	$5,800	$5,835

XLIT Ltd.
4.450% due 03/31/2025	500	517

		701,711

INDUSTRIALS 6.7%

AbbVie, Inc.
2.300% due 05/14/2021	300	299
2.600% due 11/21/2024	5,500	5,599
3.200% due 11/06/2022	1,400	1,432
3.200% due 05/14/2026	200	208

Air Canada Pass-Through Trust
3.750% due 06/15/2029	457	511

Alibaba Group Holding Ltd.
2.800% due 06/06/2023	2,700	2,749
3.600% due 11/28/2024	400	423

Allergan Funding SCS
3.850% due 06/15/2024	150	157

Altria Group, Inc.
3.490% due 02/14/2022	1,400	1,416

American Airlines Pass-Through Trust
3.375% due 11/01/2028	4,692	4,364
3.650% due 02/15/2029	2,302	2,198
4.000% due 01/15/2027	1,803	1,813
5.250% due 07/31/2022	163	161

Amgen, Inc.
2.700% due 05/01/2022	100	102
3.875% due 11/15/2021	124	125

Anheuser-Busch InBev Worldwide, Inc.
4.150% due 01/23/2025	5,000	5,403

Anthem, Inc.
2.500% due 11/21/2020	400	399

Apple, Inc.
1.700% due 09/11/2022	8,000	8,166
2.850% due 05/06/2021	850	862

Baidu, Inc.
2.875% due 07/06/2022	1,300	1,301

BAT International Finance PLC
3.950% due 06/15/2025	5,000	4,915

Bayer U.S. Finance LLC
3.875% due 12/15/2023	4,500	4,613

BMW U.S. Capital LLC
2.000% due 04/11/2021	3,500	3,432
2.207% (US0003M + 0.500%) due 08/13/2021 ~	400	385
3.400% due 08/13/2021	4,500	4,495

Boston Scientific Corp.
3.375% due 05/15/2022	293	302

British Airways Pass-Through Trust
4.625% due 12/20/2025	210	209

Broadcom Corp.
2.200% due 01/15/2021	500	494
2.650% due 01/15/2023	500	489
3.625% due 01/15/2024	5,000	4,957

Campbell Soup Co.
3.650% due 03/15/2023	86	88

Cigna Holding Co.
5.125% due 06/15/2020	800	803

Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~	210	208

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	420	406
4.750% due 07/12/2022	326	329

Crown Castle Towers LLC
3.720% due 07/15/2043	4,700	4,738

CVS Health Corp.
3.625% due 04/01/2027	2,600	2,668
3.750% due 04/01/2030	5,700	5,910
4.100% due 03/25/2025	9,300	9,805

CVS Pass-Through Trust
7.507% due 01/10/2032	1,246	1,621

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~	$2,000	$1,854

Danone S.A.
2.077% due 11/02/2021	1,000	1,002

Dell International LLC
4.420% due 06/15/2021	1,300	1,314
5.450% due 06/15/2023	2,100	2,158

Discovery Communications LLC
2.950% due 03/20/2023	1,700	1,699
3.500% due 06/15/2022	400	407

eBay, Inc.
3.450% due 08/01/2024	7,000	7,082

El Paso Natural Gas Co. LLC
8.625% due 01/15/2022	1,400	1,453

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~	1,000	989
2.195% (US0003M + 0.500%) due 02/18/2022 ~	6,000	5,578
2.900% due 07/15/2022	3,800	3,494

Enterprise Products Operating LLC
5.200% due 09/01/2020	200	198

Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~	2,500	2,440

ERAC USA Finance LLC
2.700% due 11/01/2023	1,900	1,804

Expedia Group, Inc.
4.500% due 08/15/2024	5,000	4,599

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~	1,000	980

General Electric Co.
2.700% due 10/09/2022	5,891	5,802

General Motors Co.
4.875% due 10/02/2023	400	357

Georgetown University
2.247% due 04/01/2030	4,500	4,269

Hyundai Capital America
1.689% due 09/18/2020 •	7,500	7,461

Imperial Brands Finance PLC
3.125% due 07/26/2024	5,500	5,388
3.500% due 02/11/2023	3,800	3,817

Japan Tobacco, Inc.
2.000% due 04/13/2021	700	699

JetBlue Pass-Through Trust
2.750% due 11/15/2033	7,500	6,663

Kinder Morgan Energy Partners LP
5.800% due 03/01/2021	1,400	1,410

Newmont Goldcorp Corp.
3.625% due 06/09/2021	600	608

NVIDIA Corp.
2.850% due 04/01/2030	4,000	4,163

Oracle Corp.
2.625% due 02/15/2023	200	206
2.650% due 07/15/2026	400	411
2.950% due 11/15/2024	2,000	2,111
2.950% due 04/01/2030 (a)	2,800	2,823

Panasonic Corp.
2.536% due 07/19/2022	2,000	1,972

Penske Truck Leasing Co. LP
2.700% due 03/14/2023	300	297
3.375% due 02/01/2022	5,000	5,058

Philip Morris International, Inc.
2.125% due 05/10/2023	700	697
3.600% due 11/15/2023	6,600	6,889

QUALCOMM, Inc.
2.600% due 01/30/2023	9,200	9,433
3.000% due 05/20/2022	800	817

Reynolds American, Inc.
4.000% due 06/12/2022	1,465	1,485
4.850% due 09/15/2023	2,800	2,918
6.875% due 05/01/2020	2,600	2,607

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockwell Collins, Inc.
3.200% due 03/15/2024	$2,036	$2,104

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	2,000	1,863

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	2,000	1,994

Siemens Financieringsmaatschappij NV
2.900% due 05/27/2022	800	802

Spectra Energy Partners LP
2.014% (US0003M + 0.700%) due 06/05/2020 ~	6,950	6,876

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,838	1,835

Tech Data Corp.
3.700% due 02/15/2022	500	495

Telefonica Emisiones S.A.
5.134% due 04/27/2020	5,500	5,509

Thermo Fisher Scientific, Inc.
3.000% due 04/15/2023	400	411

Tyson Foods, Inc.
2.250% due 08/23/2021	1,275	1,283

United Airlines Pass-Through Trust
3.100% due 01/07/2030	1,042	970
4.550% due 08/25/2031	4,269	4,341

UnitedHealth Group, Inc.
3.875% due 10/15/2020	427	429

VMware, Inc.
2.300% due 08/21/2020	3,662	3,623

Volkswagen Group of America Finance LLC
3.875% due 11/13/2020	700	698

Walgreens Boots Alliance, Inc.
3.800% due 11/18/2024	8,400	8,647

Zimmer Biomet Holdings, Inc.
1.802% (US0003M + 0.750%) due 03/19/2021 ~	5,100	5,039

		250,886

UTILITIES 1.9%

AT&T, Inc.
2.625% due 12/01/2022	1,600	1,582
3.200% due 03/01/2022	800	812
3.400% due 05/15/2025	5,900	6,113
3.900% due 03/11/2024	200	210
4.100% due 02/15/2028	4,441	4,675
4.300% due 02/15/2030	5,699	6,146
4.450% due 04/01/2024	300	318

BG Energy Capital PLC
4.000% due 12/09/2020	1,000	997

BP Capital Markets America, Inc.
2.750% due 05/10/2023	2,200	2,210

CNOOC Finance Ltd.
3.000% due 05/09/2023	4,100	4,187

National Rural Utilities Cooperative Finance Corp.
2.700% due 02/15/2023	8,500	8,589

PECO Energy Co.
2.375% due 09/15/2022	1,000	998

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	45	46

Shell International Finance BV
1.875% due 05/10/2021	1,100	1,095

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	750	750
2.500% due 09/13/2022	7,100	7,112
4.125% due 09/12/2025	400	437

Southern California Edison Co.
3.500% due 10/01/2023	1,800	1,861

Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~	2,025	1,993

State Grid Overseas Investment Ltd.
4.125% due 05/07/2024	400	426

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
3.376% due 02/15/2025	$16,936	$18,200

		68,757

Total Corporate Bonds & Notes (Cost $1,022,618)		1,021,354

MUNICIPAL BONDS & NOTES 2.7%

ALABAMA 0.0%

Alabama Economic Settlement Authority Revenue Bonds, Series 2016
4.263% due 09/15/2032	1,545	1,768

CALIFORNIA 0.8%

Bay Area Toll Authority, California Revenue Bonds, Series 2019
2.574% due 04/01/2031	8,500	8,655

California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	3,065	3,077

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
4.530% due 06/01/2022	1,850	1,980

Los Angeles County, California Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation Notes, Series 2016
2.000% due 09/01/2023	400	403

Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	400	405

Regents of the University of California Medical Center Pooled Revenue Notes, (BABs), Series 2010
5.035% due 05/15/2021	700	731

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	500	820

San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	6,400	7,052

University of California Revenue Notes, Series 2017
2.719% due 05/15/2024	500	522
3.063% due 07/01/2025	5,200	5,579

		29,224

FLORIDA 0.0%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.405% due 10/01/2024	300	321

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2016
2.638% due 07/01/2021	1,050	1,051

		1,372

GEORGIA 0.0%

Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.800% due 07/01/2022	1,080	1,115

IDAHO 0.2%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	2,100	2,169
2.447% due 09/01/2024	4,400	4,581

		6,750

MASSACHUSETTS 0.1%

University of Massachusetts Building Authority Revenue Notes, Series 2014
2.446% due 11/01/2020	2,750	2,774

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.1%

Michigan Finance Authority Revenue Notes, Series 2019
2.466% due 12/01/2025	$1,100	$1,134
2.596% due 12/01/2026	1,400	1,463

		2,597

NEW YORK 1.0%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.355% due 11/15/2023	600	677
6.814% due 11/15/2040	500	655

Metropolitan Transportation Authority, New York Revenue Notes, Series 2014
2.523% due 07/01/2021	1,950	1,951

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022	9,000	9,634

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	1,077

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.250% due 08/01/2023	1,600	1,698

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
2.980% due 11/01/2027	7,000	7,425

New York State Dormitory Authority Revenue Notes, Series 2019
2.839% due 07/01/2022	1,000	1,038

New York State Dormitory Authority Revenue Notes, Series 2020
2.727% due 02/15/2029	2,150	2,248

New York State Urban Development Corp. Revenue Notes, Series 2019
2.150% due 03/15/2025	5,600	5,658

Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	2,992

Port Authority of New York & New Jersey Revenue Notes, Series 2014
2.529% due 10/15/2020	1,800	1,799

		36,852

PENNSYLVANIA 0.0%

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
2.609% due 12/01/2021	1,000	1,026

SOUTH DAKOTA 0.1%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	3,670	3,753

TEXAS 0.1%

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.028% due 04/01/2026	2,205	2,483

UTAH 0.1%

Utah Municipal Power Agency Revenue Bonds, Series 2016
3.237% due 07/01/2028	2,000	2,133

Utah State General Obligation Bonds, (BABs), Series 2009
4.554% due 07/01/2024	715	754

Utah State General Obligation Bonds, (BABs), Series 2010
3.539% due 07/01/2025	500	526

		3,413

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	117

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.2%

Wisconsin State Revenue Notes, Series 2016
1.899% due 05/01/2022	$400	$403

Wisconsin State Revenue Notes, Series 2020
2.196% due 05/01/2027	3,300	3,313
2.299% due 05/01/2028	2,100	2,103

		5,819

Total Municipal Bonds & Notes (Cost $96,507)		98,946

U.S. GOVERNMENT AGENCIES 55.9%

Fannie Mae
1.187% due 06/25/2037 •	316	310
1.197% due 11/25/2045 •	811	799
1.247% due 12/25/2045 •	504	496
1.297% due 03/25/2035 - 03/25/2046 •	919	909
1.625% due 10/15/2024 - 01/07/2025	72,800	76,343
1.677% due 06/25/2040 •	326	328
2.027% due 03/25/2036 •	766	766
2.055% due 11/25/2046 •	951	949
2.075% due 11/25/2046 - 12/25/2056 •	7,585	7,583
2.095% due 12/25/2046 •	5,837	5,840
2.105% due 07/25/2046 - 10/25/2046 •	7,851	7,861
2.155% due 01/25/2047 •	5,875	5,882
2.654% due 05/25/2027	3,048	3,167
3.458% due 07/01/2034 •	315	321
3.820% due 09/01/2021	1,801	1,847
3.980% due 07/01/2021	2,500	2,574
4.368% due 10/01/2037 •	379	383

Fannie Mae, TBA
3.000% due 06/01/2040	29,000	30,306

Federal Home Loan Bank
1.500% due 08/15/2024	13,700	14,289

Freddie Mac
1.005% due 09/15/2035 •	18	18
1.105% due 02/15/2041 •	357	354
1.155% due 04/15/2041 •	108	109
1.175% due 11/15/2036 •	105	104
1.255% due 04/15/2041 •	899	896
2.005% due 10/15/2037 •	7,513	7,405
2.095% due 07/15/2040 •	4,852	4,849
2.155% due 07/15/2041 - 03/15/2042 •	11,954	11,972
2.491% due 12/25/2028	5,550	5,979
2.500% due 07/25/2034 - 09/25/2048	54,202	55,817
2.864% due 10/25/2026	3,153	3,381
3.000% due 10/01/2046 - 09/01/2048	74,028	78,290
3.026% due 04/25/2027	1,871	2,033
3.065% due 08/25/2022	6,000	6,279
3.303% due 11/25/2027 ~	4,000	4,608
3.500% due 06/01/2044 - 01/01/2049	74,076	78,554
4.000% due 09/01/2048 - 05/01/2049	60,104	64,207
4.500% due 10/01/2048 - 02/01/2049	21,903	23,599

Ginnie Mae
2.052% due 10/20/2066 •	98	98
2.112% due 08/20/2066 •	18	18
2.202% due 07/20/2063 •	3,319	3,294
2.204% due 09/20/2065 •	6,333	6,254
2.232% due 06/20/2065 •	5,976	5,878
2.262% due 03/20/2065 •	4,909	4,827
2.312% due 12/20/2064 - 06/20/2066 •	18,036	17,939
2.342% due 08/20/2061 - 03/20/2062 •	3	3
2.392% due 09/20/2063 •	398	397
2.412% due 10/20/2063 - 09/20/2065 •	635	629
2.432% due 02/20/2066 •	1,013	1,012
2.462% due 05/20/2066 •	5,254	5,207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.542% due 04/20/2066 •	$9,012	$8,963
2.562% due 04/20/2066 •	9,151	9,103
2.582% due 07/20/2065 •	371	369
2.612% due 12/20/2066 •	7,731	7,707
2.662% due 01/20/2067 •	7,491	7,481
2.812% due 03/20/2066 •	3,592	3,608
3.500% due 09/20/2045 - 01/20/2050	21,729	23,019

Ginnie Mae, TBA
3.000% due 05/01/2050	31,300	33,069
3.500% due 05/01/2050	102,700	108,143

Tennessee Valley Authority STRIPS
7.125% due 05/01/2030	10,000	15,056

Uniform Mortgage-Backed Security
3.000% due 01/01/2035 - 02/01/2050	14,515	15,179
3.500% due 03/01/2024 - 01/01/2050	372,665	394,484
4.000% due 05/01/2047 - 12/01/2048	117,945	125,986
4.500% due 08/01/2048	23,409	25,287
5.000% due 04/01/2023 - 11/01/2044	4,936	5,446
5.500% due 04/01/2023 - 02/01/2042	1,883	2,127

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	158,500	163,786
3.000% due 04/01/2035 - 05/01/2050	330,600	346,457
3.500% due 04/01/2035 - 05/01/2050	101,100	106,753
4.000% due 05/01/2050	99,000	105,680
4.500% due 04/01/2050	16,000	17,222

Total U.S. Government Agencies (Cost $2,024,758)		2,079,888

U.S. TREASURY OBLIGATIONS 11.5%

U.S. Treasury Bonds
2.000% due 02/15/2050	6,500	7,553

U.S. Treasury Notes
1.125% due 02/28/2027	28,000	29,112
1.375% due 01/31/2022	17,000	17,360
1.375% due 01/31/2025	7,100	7,440
1.500% due 01/15/2023	12,000	12,413
1.500% due 10/31/2024	20,000	21,038
1.500% due 11/30/2024	11,500	12,113
1.500% due 01/31/2027	39,000	41,509
1.500% due 02/15/2030	14,400	15,526
1.625% due 08/15/2029	100,900	109,583
1.750% due 12/31/2024	47,000	50,057
1.750% due 12/31/2026	43,000	46,460
1.750% due 11/15/2029	4,500	4,948
2.000% due 04/30/2024 (d)	9,690	10,342
2.125% due 03/31/2024 (d)	5,600	5,999
2.250% due 12/31/2023	2,840	3,044
2.250% due 04/30/2024 (d)	1,600	1,724
2.250% due 03/31/2026	18,400	20,313
2.500% due 02/28/2026	11,100	12,402

Total U.S. Treasury Obligations (Cost $403,556)		428,936

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.1%

225 Liberty Street Trust
3.597% due 02/10/2036	1,200	1,268

AREIT Trust
1.725% due 09/14/2036 •	2,500	2,157

Banc of America Commercial Mortgage Trust
3.019% due 07/15/2049	8,200	8,482
3.441% due 09/15/2048	6,000	6,294

Bancorp Commercial Mortgage Trust
1.705% due 03/15/2036 •	3,452	3,491

BANK
2.808% due 10/17/2052	1,600	1,672
2.897% due 11/15/2062	3,728	3,919
2.933% due 09/15/2062	10,300	10,848

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.279% due 11/15/2054	$5,300	$5,700
3.432% due 05/15/2062	2,000	2,165
3.623% due 04/15/2052	2,500	2,732

Benchmark Mortgage Trust
2.888% due 08/15/2057	4,319	4,516
2.957% due 12/15/2062	6,100	6,407
3.780% due 02/15/2051 ~	1,100	1,189

Cantor Commercial Real Estate Lending
2.817% due 11/15/2052	8,300	8,680

CD Mortgage Trust
3.317% due 05/10/2050	3,000	3,163

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045	3,825	3,913
3.268% due 09/15/2050	3,600	3,810
3.962% due 03/10/2051	4,800	5,268

Commercial Mortgage Trust
2.873% due 08/15/2057	1,700	1,784
3.317% due 09/10/2050	3,100	3,287
3.432% due 08/10/2048	1,495	1,592
3.497% due 05/10/2048	1,500	1,603
3.694% due 08/10/2047	2,200	2,317
3.796% due 08/10/2047	3,250	3,467
3.902% due 07/10/2050	2,200	2,353

CSAIL Commercial Mortgage Trust
2.957% due 09/15/2052	9,031	9,513
3.808% due 11/15/2048	5,600	6,007

DBUBS Mortgage Trust
3.452% due 10/10/2034	6,100	6,163

Exantas Capital Corp. Ltd.
1.800% due 04/15/2036 •	8,680	7,688

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032	5,000	4,765

GS Mortgage Securities Trust
2.909% due 09/01/2052	7,600	7,996
3.396% due 02/10/2048	2,600	2,728
3.801% due 01/10/2047	3,447	3,606
3.871% due 07/10/2046 ~	7,000	7,347

HPLY Trust
1.705% due 11/15/2036 •	4,759	4,121

Independence Plaza Trust
3.763% due 07/10/2035	3,300	3,273

JPMBB Commercial Mortgage Securities Trust
3.562% due 12/15/2048	1,500	1,571
3.611% due 05/15/2048	2,000	2,146
3.639% due 11/15/2047	3,000	3,201
3.670% due 09/15/2047	2,463	2,618
3.801% due 08/15/2048	1,500	1,626

JPMDB Commercial Mortgage Securities Trust
2.982% due 11/13/2052	3,200	3,356
2.994% due 12/15/2049	300	311
3.242% due 10/15/2050	3,900	4,114

JPMorgan Chase Commercial Mortgage Securities Trust
1.555% due 10/15/2032 •	2,943	2,963
1.555% due 12/15/2036 •	6,000	5,635

Morgan Stanley Bank of America Merrill Lynch Trust
3.306% due 04/15/2048	2,000	2,119

Morgan Stanley Capital Trust
2.606% due 08/15/2049	1,400	1,432
3.067% due 11/15/2052	6,200	6,585
3.809% due 12/15/2048	2,000	2,140

Motel 6 Trust
1.625% due 08/15/2034 •	1,417	1,331

PFP Ltd.
1.675% due 04/14/2036 •	8,799	7,881
1.755% due 04/14/2037 •	3,250	2,955

UBS Commercial Mortgage Trust
2.866% due 10/15/2052	7,069	7,412
2.987% due 12/15/2052	930	983
3.215% due 08/15/2050	4,550	4,800
3.366% due 10/15/2050	2,700	2,861
3.504% due 12/15/2050	8,400	8,971
3.903% due 02/15/2051	3,500	3,893
4.195% due 08/15/2051	1,200	1,337

VMC Finance LLC
1.720% due 10/15/2035 •	5,599	5,246

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Commercial Mortgage Trust
2.651% due 02/15/2053	$1,400	$1,450
2.788% due 07/15/2048	250	257
2.991% due 02/15/2048	246	251
3.306% due 05/15/2048	250	258
3.395% due 10/15/2050	3,400	3,618
3.461% due 07/15/2058	1,000	1,035
3.540% due 05/15/2048	1,500	1,578
4.147% due 06/15/2051	1,400	1,552

Wells Fargo-RBS Commercial Mortgage Trust
3.631% due 11/15/2047	2,000	2,104

Total Non-Agency Mortgage-Backed Securities (Cost $264,075)		264,874

ASSET-BACKED SECURITIES 4.7%

Arbor Realty Collateralized Loan Obligation Ltd.
1.695% due 12/15/2027 •	6,800	6,404

Avery Point CLO Ltd.
2.894% due 04/25/2026 •	1,110	1,108

B&M CLO Ltd.
2.573% due 04/16/2026 •	1,052	1,047

California Street CLO Ltd.
2.861% due 10/15/2025 •	1,610	1,597

Chase Issuance Trust
1.840% due 04/15/2022	1,700	1,699

CLNC FL1 Ltd.
2.000% due 08/20/2035 •	10,000	9,318

Columbia Cent CLO Ltd.
2.944% due 10/25/2028 •	6,000	5,887

Denali Capital CLO LLC
2.844% due 10/26/2027 •	3,800	3,722

ECMC Group Student Loan Trust
1.697% due 02/27/2068 •	5,034	4,800
1.747% due 09/25/2068 •	6,684	6,292
1.997% due 05/25/2067 •	3,808	3,713

Elevation CLO Ltd.
2.809% due 04/18/2027 •	678	676

Gallatin CLO Ltd.
2.881% (US0003M + 1.050%) due 07/15/2027 ~	3,476	3,403

GoldentTree Loan Management U.S. CLO Ltd.
2.596% due 04/20/2029 •	11,000	10,421

GPMT Ltd.
2.005% due 02/22/2036 •	6,500	6,084

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •	3,400	3,304

Mercedes-Benz Auto Lease Trust
3.010% due 02/16/2021	2,683	2,686

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •	$738	$736

Mountain View CLO Ltd.
1.795% due 10/16/2029 •	2,000	1,880

Navient Student Loan Trust
1.327% due 03/25/2067 •	5,914	5,860
1.747% due 07/26/2066 •	3,865	3,744

Nelnet Student Loan Trust
1.547% due 03/25/2030 •	2,438	2,406
1.793% due 08/23/2027 •	1,518	1,514

OZLM Ltd.
2.850% due 07/30/2027 •	2,800	2,703

Palmer Square Loan Funding Ltd.
2.592% due 11/15/2026 •	3,432	3,353
2.789% due 04/20/2027 •	4,118	4,033

SBA Tower Trust
3.869% due 10/15/2049 þ	1,700	1,758

Seneca Park CLO Ltd.
2.956% due 07/17/2026 •	882	879

Shackleton CLO Ltd.
2.949% due 10/20/2028 •	7,400	7,048

SLC Student Loan Trust
0.841% due 09/15/2026 •	274	273
0.851% due 03/15/2027 •	778	766
1.752% due 05/15/2029 •	3,182	3,000
2.554% due 11/25/2042 •	1,061	1,050

SLM Student Loan Trust
1.211% due 12/15/2027 •	2,830	2,807
1.894% due 04/25/2027 •	279	279
1.904% due 01/25/2027 •	347	346
1.914% due 01/25/2027 •	1,157	1,135
1.934% due 10/25/2028 •	6,027	5,906
2.344% due 04/27/2026 •	935	934
2.344% due 01/25/2028 •	3,324	3,311
2.394% due 10/25/2029 •	3,600	3,513

Sudbury Mill CLO Ltd.
2.986% due 01/17/2026 •	1,743	1,740

Telos CLO Ltd.
3.106% due 01/17/2027 •	2,095	2,078

TICP CLO Ltd.
2.659% due 04/20/2028 •	3,400	3,315

TPG Real Estate Finance
1.950% due 10/15/2034 •	10,700	9,992

Tralee CLO Ltd.
2.929% due 10/20/2028 •	3,400	3,275

Venture CLO Ltd.
2.952% due 10/22/2031 •	1,850	1,785
3.049% due 04/20/2029 •	16,000	15,478

Voya CLO Ltd.
2.514% due 07/25/2026 •	1,988	1,947

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zais CLO Ltd.
2.981% due 04/15/2028 •	$4,900	$4,776

Total Asset-Backed Securities (Cost $181,995)		175,781

SOVEREIGN ISSUES 1.1%

Export-Import Bank of Korea
1.875% due 02/12/2025	6,400	6,545

Japan Bank for International Cooperation
2.125% due 06/01/2020	2,800	2,805

Korea Expressway Corp.
3.625% due 10/22/2021	4,000	4,145

Province of Ontario
2.500% due 04/27/2026	5,000	5,404
3.050% due 01/29/2024	4,000	4,374
3.200% due 05/16/2024	3,000	3,272

Province of Quebec
2.375% due 01/31/2022	4,700	4,849
2.625% due 02/13/2023	10,500	11,082

Saudi Government International Bond
2.375% due 10/26/2021	500	496

Total Sovereign Issues (Cost $40,662)		42,972

SHORT-TERM INSTRUMENTS 10.9%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
1.704% (US0003M + 0.500%) due 09/24/2020 ~	6,500	6,496

REPURCHASE AGREEMENTS (b) 10.7%
		397,500

Total Short-Term Instruments (Cost $404,000)		403,996

Total Investments in Securities (Cost $4,438,171)		4,516,747

Total Investments 121.3% (Cost $4,438,171)		$4,516,747

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $310)		11

Other Assets and Liabilities, net (21.3)%		(793,238)

Net Assets 100.0%		$3,723,520

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	119

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	0.000%	04/01/2020	04/06/2020	$150,000	U.S. Treasury Bonds 3.125% due 08/15/2044	$(150,695)	$150,000	$150,000
	0.050	03/30/2020	04/01/2020	150,000	U.S. Treasury Bonds 2.750% due 11/15/2042	(151,001)	150,000	150,000
BOS	0.020	03/31/2020	04/01/2020	50,000	U.S. Treasury Bonds 4.375% due 02/15/2038	(51,272)	50,000	50,000
FICC	0.000	03/31/2020	04/01/2020	2,100	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	(2,144)	2,100	2,100
MBC	0.000	03/31/2020	04/01/2020	45,400	U.S. Treasury Bonds 2.750% due 08/15/2047	(47,167)	45,400	45,400

Total Repurchase Agreements						$(402,279)	$397,500	$397,500

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	3.000%	04/01/2050	$4,600	$(4,780)	$(4,824)

Total Short Sales (0.1)%				$(4,780)	$(4,824)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
AZD	$300,000	$0	$0	$300,000	$(300,992)	$(992)
BOS	50,000	0	0	50,000	(51,272)	(1,272)
FICC	2,100	0	0	2,100	(2,144)	(44)
MBC	45,400	0	0	45,400	(47,167)	(1,767)

Total Borrowings and Other Financing Transactions	$397,500	$0	$0

Cash of $704 has been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
MetLife, Inc.	1.000%	Quarterly	12/20/2024	0.848%	$6,800	$116	$(66)	$50	$3	$0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.825	12,800	194	(86)	108	8	0

Total Swap Agreements						$310	$(152)	$158	$11	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$11	$11	$0	$0	$0	$0

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

(d)

Securities with an aggregate market value of $9,654 and cash of $764 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$11	$0	$0	$0	$11

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11,582	$11,582
Swap Agreements	0	1,330	0	0	(15,728)	(14,398)

	$0	$1,330	$0	$0	$(4,146)	$(2,816)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,547)	$(3,547)
Swap Agreements	0	(527)	0	0	8,261	7,734

	$0	$(527)	$0	$0	$4,714	$4,187

Over the counter
Swap Agreements	$0	$2	$0	$0	$0	$2

	$0	$(525)	$0	$0	$4,714	$4,189

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$701,711	$0	$701,711
Industrials	0	250,886	0	250,886
Utilities	0	68,757	0	68,757

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Municipal Bonds & Notes
Alabama	$0	$1,768	$0	$1,768
California	0	29,224	0	29,224
Florida	0	1,372	0	1,372
Georgia	0	1,115	0	1,115
Idaho	0	6,750	0	6,750

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	121

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Massachusetts	$0	$2,774	$0	$2,774
Michigan	0	2,597	0	2,597
New York	0	36,852	0	36,852
Pennsylvania	0	1,026	0	1,026
South Dakota	0	3,753	0	3,753
Texas	0	2,483	0	2,483
Utah	0	3,413	0	3,413
Wisconsin	0	5,819	0	5,819
U.S. Government Agencies	0	2,079,888	0	2,079,888
U.S. Treasury Obligations	0	428,936	0	428,936
Non-Agency Mortgage-Backed Securities	0	264,874	0	264,874
Asset-Backed Securities	0	175,781	0	175,781
Sovereign Issues	0	42,972	0	42,972

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short-Term Instruments
Certificates of Deposit	$0	$6,496	$0	$6,496
Repurchase Agreements	0	397,500	0	397,500

Total Investments	$0	$4,516,747	$0	$4,516,747

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,824)	$0	$(4,824)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$11	$0	$11

Total Financial Derivative Instruments	$0	$11	$0	$11

Totals	$0	$4,511,934	$0	$4,511,934

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 279.5%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Ambac Assurance Corp.
5.100% due 06/07/2020	$38	$52

Ambac LSNI LLC
6.450% due 02/12/2023 •	148	142

		194

INDUSTRIALS 0.1%

CVS Pass-Through Trust
6.036% due 12/10/2028	1,107	1,202

Total Corporate Bonds & Notes (Cost $1,294)		1,396

MUNICIPAL BONDS & NOTES 0.2%

TEXAS 0.2%

Ennis Economic Development Corp., Texas Revenue Bonds, (NPFGC Insured), Series 1999
0.000% due 08/01/2034 (d)	7,990	3,741

Total Municipal Bonds & Notes (Cost $4,833)		3,741

U.S. GOVERNMENT AGENCIES 250.0%

Fannie Mae
0.000% due 08/25/2022 (b)(d)	1	1
0.200% due 02/25/2043 •(a)	3,845	22
1.012% due 04/18/2028 - 12/18/2032 •	26	26
1.062% due 10/18/2030 •	15	15
1.112% due 09/18/2027 •	21	21
1.247% due 12/25/2028 - 12/25/2048 •	43,496	42,916
1.347% due 06/25/2029 - 04/25/2032 •	69	68
1.397% due 06/25/2046 - 11/25/2059 •	29,377	28,977
1.447% due 06/25/2030 - 11/25/2059 •	24,399	24,145
1.597% due 09/25/2023 •	7	7
1.647% due 10/25/2037 •	3,145	3,144
1.687% due 12/25/2036 - 07/25/2037 •	2,160	2,137
1.847% due 04/25/2032 •	28	28
1.857% due 10/25/2046 ~(a)	578	34
1.887% due 06/25/2032 •	1	1
1.899% due 09/26/2033 •	19	19
1.910% due 07/25/2032 •	148	145
1.918% due 07/25/2052 ~(a)	1,121	57
1.942% due 04/25/2046 ~(a)	956	50
1.945% due 07/25/2044 ~(a)	1,524	91
1.987% due 02/25/2033 •	11	11
1.990% due 07/25/2044 ~(a)	1,247	72
2.034% due 03/25/2045 ~(a)	996	46
2.036% due 01/25/2022 ~(a)	8,552	137
2.047% due 05/25/2023 •	4	4
2.128% due 01/25/2045 ~(a)	1,151	46
2.160% due 04/25/2055 ~(a)	1,795	84
2.247% due 11/25/2021 •	2	2
2.272% due 08/25/2054 ~(a)	2,049	131
2.274% due 08/25/2044 ~(a)	980	50
2.285% due 10/01/2023 •	5	5
2.286% due 07/01/2020 - 10/01/2031 •	19	18
2.326% due 08/25/2055 ~(a)	1,099	62
2.436% due 07/25/2045 ~(a)	4,934	350
2.724% due 07/01/2027 •	2	2
2.878% due 10/25/2042 •	1,965	2,041
3.000% due 11/01/2042 - 05/01/2058	26,323	27,887
3.000% due 11/25/2043 - 12/25/2048 (a)	34,676	3,733
3.070% due 03/01/2035 •	65	66
3.175% due 11/01/2035 •	283	285
3.232% due 05/01/2036 •	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.253% due 08/01/2042 - 10/01/2044 •	$1,377	$1,357
3.280% due 03/01/2035 •	27	27
3.379% due 02/01/2032 •	47	47
3.380% due 11/01/2035 - 01/01/2049 •	13,264	13,697
3.413% due 02/01/2035 •	163	164
3.449% due 06/01/2023 •	8	8
3.453% due 10/01/2030 - 12/01/2040 •	210	210
3.463% due 05/01/2036 •	200	202
3.469% due 02/01/2026 •	12	12
3.500% due 07/01/2026 - 08/01/2026 •	4	4
3.500% due 04/25/2046 (a)	2,627	140
3.500% due 06/01/2056 - 04/01/2059	57,040	61,668
3.523% due 01/01/2035 •	40	40
3.525% due 11/01/2048 •	7,591	7,847
3.549% due 09/01/2035 •	166	169
3.561% due 03/01/2035 •	102	103
3.575% due 02/01/2026	9,000	10,101
3.610% due 12/01/2048 •	13,574	14,010
3.612% due 08/01/2029 •	2	2
3.636% due 02/01/2034 •	61	61
3.675% due 02/01/2035 •	21	21
3.705% due 11/01/2031 •	11	11
3.737% due 12/01/2035 •	12	12
3.743% due 12/01/2035 •	26	26
3.750% due 05/01/2027 •	14	14
3.780% due 02/01/2031 •	17	17
3.788% due 03/01/2025 •	2	2
3.790% due 01/01/2029	2,500	2,914
3.800% due 08/01/2025	3,018	3,395
3.815% due 11/01/2025 •	4	4
3.820% due 01/01/2029	5,500	6,438
3.825% due 11/01/2026 - 01/01/2030 •	54	55
3.867% due 11/01/2028 •	42	42
3.881% due 05/01/2036 •	3	3
3.897% due 09/01/2035 •	279	281
3.902% due 04/01/2035 •	7	7
3.905% due 11/01/2035 •	5	5
3.912% due 02/01/2036 •	23	23
3.917% due 09/01/2035 •	10	10
3.958% due 05/25/2035 ~	105	110
3.960% due 08/01/2029	4,173	4,899
3.995% due 02/01/2027 •	15	15
4.000% due 09/01/2043 - 10/01/2043	673	740
4.000% due 06/25/2044 (a)	325	31
4.000% due 03/25/2047 •	481	493
4.003% due 12/01/2031 •	3	3
4.009% due 11/01/2035 •	130	131
4.020% due 09/01/2030 •	5	5
4.030% due 10/01/2035 •	18	18
4.049% due 05/01/2030 •	17	17
4.060% due 09/01/2034 •	77	79
4.089% due 11/01/2028 •	34	34
4.105% due 07/01/2035 •	17	17
4.109% due 05/01/2036 •	5	5
4.119% due 04/01/2022 •	9	9
4.125% due 12/01/2023 •	4	5
4.157% due 12/01/2027 •	10	10
4.182% due 08/01/2028 •	25	26
4.190% due 08/01/2035 •	47	47
4.204% due 05/01/2035 •	33	33
4.220% due 02/01/2024 •	40	41
4.225% due 05/01/2026 •	1	1
4.229% due 07/01/2035 •	95	96
4.235% due 12/01/2029 - 09/01/2031 •	11	11
4.250% due 04/01/2033 •	77	77
4.277% due 09/01/2030 •	7	7
4.307% due 01/01/2030 •	72	73
4.365% due 07/01/2034 •	119	121
4.398% due 06/01/2030 •	42	42
4.400% due 06/01/2029 •	1	1
4.420% due 05/01/2036 •	46	47
4.424% due 08/01/2029 •	20	20
4.428% due 05/01/2035 •	93	94

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.445% due 02/01/2025 •	$16	$16
4.479% due 11/01/2025 •	31	31
4.495% due 01/01/2028 •	1	1
4.500% due 06/01/2025 - 06/01/2026 •	5	4
4.500% due 02/01/2038 - 04/01/2059	21,657	24,189
4.518% due 02/01/2028 •	19	19
4.527% due 07/01/2032 •	17	17
4.640% due 05/01/2029 •	9	9
4.644% due 06/01/2032 •	63	64
4.645% due 06/01/2029 •	14	14
4.732% due 02/01/2030 •	77	78
4.737% due 06/01/2035 •	28	28
4.746% due 03/01/2024 •	3	3
4.760% due 04/01/2030 •	4	4
4.764% due 06/01/2035 •	350	353
4.770% due 04/01/2032 •	3	3
4.789% due 01/01/2026 •	63	64
5.000% due 04/25/2023 - 11/01/2039	309	332
5.020% due 09/01/2034 •	6	6
5.053% due 11/25/2049 •(a)	4,855	962
5.094% due 01/01/2029 •	6	6
5.111% due 02/01/2031 •	42	42
5.203% due 07/25/2042 - 08/25/2042 •(a)	17,451	2,944
5.500% due 12/01/2035 - 11/01/2039	2,342	2,556
5.531% due 02/01/2031 •	25	26
5.644% due 10/25/2045 •	2,460	3,188
5.693% due 12/01/2030 •	59	60
6.000% due 04/25/2031 - 07/01/2037	532	604
6.300% due 06/25/2031 ~	156	156
6.300% due 10/17/2038	18	18
6.500% due 05/25/2020 - 10/25/2031	1,056	1,200
6.500% due 04/25/2038 (a)	226	47
6.589% due 10/25/2031 þ	2	2
6.850% due 12/18/2027	173	199
7.000% due 08/25/2020 - 09/01/2032	223	245
7.500% due 03/25/2023 - 07/25/2041	460	524
7.800% due 10/25/2022	7	7
7.800% due 06/25/2026 ~	3	3
8.103% due 06/25/2032 ~	1	2
8.750% due 06/25/2021	1	1
9.000% due 03/25/2021	1	1
9.000% due 05/25/2022 - 06/25/2022 (a)	1	0
9.500% due 11/25/2020	1	1
10.257% due 06/25/2042 •	379	748

Fannie Mae, TBA
3.000% due 06/01/2040	193,500	202,215

Farmer Mac
8.098% due 04/25/2030 «~	82	82

FDIC Structured Sale Guaranteed Notes
1.489% due 11/29/2037 •	32	32

Federal Housing Administration
6.896% due 07/01/2020	2	2
7.430% due 05/01/2021 - 02/01/2023	1	0

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(d)	68,175	61,515
0.905% due 03/15/2031 •	42	42
0.955% due 07/15/2034 •	6	6
0.974% due 11/25/2022 ~(a)	28,863	601
1.005% due 06/15/2048 •	4,176	4,149
1.005% due 12/15/2048	4,187	4,134
1.055% due 12/15/2029 •	52	52
1.067% due 07/25/2031 •	40	40
1.072% due 05/25/2031 •	117	116
1.087% due 09/25/2031 •	90	89
1.105% due 08/25/2049 •	25,082	24,700
1.150% due 04/25/2021 ~(a)	87,978	780
1.155% due 03/15/2024 - 12/15/2031 •	128	129

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	123

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.205% due 05/15/2023 - 06/15/2042 •	$14,588	$14,510
1.255% due 03/15/2032 - 01/25/2050 •	8,276	8,224
1.305% due 08/15/2035 •	554	553
1.642% due 10/15/2037 ~(a)	386	13
1.655% due 04/15/2031 •	539	547
1.705% due 06/15/2031 •	39	39
1.810% due 10/15/2037 ~(a)	129	5
1.845% due 11/25/2021 •	742	730
1.865% due 09/25/2021 •	251	250
1.902% due 05/15/2037 ~(a)	300	14
1.905% due 07/15/2027 •	211	216
2.005% due 10/15/2037 - 04/15/2038 •	25,083	24,992
2.155% due 12/15/2046 •	1,234	1,231
2.209% due 03/15/2037 ~(a)	387	25
2.254% due 08/15/2041 ~(a)	353	18
2.267% due 10/15/2041 ~(a)	655	35
2.304% due 11/15/2038 ~(a)	1,122	63
2.330% due 07/01/2030 •	79	78
2.422% due 02/15/2038 ~(a)	828	49
2.469% due 11/15/2036 ~(a)	968	65
2.493% due 06/15/2038 ~(a)	725	51
2.500% due 12/15/2027 (a)	3,992	222
2.500% due 01/01/2032 - 12/01/2032	6,426	6,687
2.503% due 08/15/2036 ~(a)	627	38
3.000% due 08/15/2032 - 08/01/2046	10,334	11,223
3.000% due 02/15/2033 - 09/15/2048 (a)	10,633	789
3.254% due 04/25/2023 ~	28,350	29,489
3.500% due 12/15/2022 - 12/01/2033	4,464	4,805
3.500% due 08/15/2026 - 08/15/2045 (a)	29,911	3,356
3.743% due 10/01/2023 •	52	52
3.750% due 03/01/2033 •	28	28
3.783% due 03/01/2033 •	64	65
3.845% due 01/01/2028 •	15	15
3.875% due 10/01/2024 •	37	38
3.923% due 09/01/2028 •	6	6
3.937% due 10/01/2035 •	70	71
3.960% due 04/01/2025 •	5	5
3.970% due 12/01/2035 •	380	382
3.973% due 12/01/2032 •	11	11
3.974% due 09/01/2026 •	5	5
4.000% due 06/01/2029 - 06/01/2048	14,277	15,533
4.000% due 08/01/2042 - 12/01/2048 (f)	18,175	19,817
4.000% due 01/15/2046 (a)	11,380	1,413
4.007% due 08/15/2032 ~	22	22
4.028% due 07/01/2024 •	10	10
4.046% due 02/01/2027 •	86	86
4.085% due 12/01/2026 •	5	5
4.091% due 10/01/2023 •	11	11
4.104% due 10/01/2027 •	7	7
4.125% due 08/01/2029 •	5	5
4.128% due 09/01/2024 •	4	4
4.149% due 03/01/2027 •	2	2
4.150% due 11/01/2031 •	1	1
4.197% due 05/01/2032 •	136	137
4.221% due 07/01/2035 •	178	181
4.235% due 06/01/2024 •	2	2
4.265% due 05/01/2032 •	7	7
4.283% due 08/01/2035 •	33	34
4.295% due 04/01/2031 •	1	1
4.298% due 07/01/2028 •	89	90
4.342% due 03/01/2029 •	14	15
4.355% due 04/01/2029 •	5	5
4.375% due 11/01/2027 •	50	50
4.401% due 02/01/2029 •	25	25
4.433% due 11/01/2029 •	281	286
4.436% due 11/01/2034 •	93	95
4.468% due 06/01/2028 •	17	18
4.469% due 10/01/2027 •	7	7
4.480% due 10/01/2036 •	55	56
4.500% due 03/01/2029 - 06/01/2048	14,539	15,883

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.531% due 05/01/2032 •	$117	$118
4.537% due 12/01/2029 •	26	26
4.590% due 08/01/2027 •	4	4
4.615% due 02/01/2027 •	14	14
4.686% due 04/01/2036 •	50	51
4.716% due 10/01/2024 •	10	10
4.747% due 08/01/2030 •	2	2
4.771% due 07/01/2027 •	6	6
4.825% due 09/01/2027 •	15	15
4.830% due 07/01/2030 •	3	3
4.850% due 05/01/2032 •	1	1
4.857% due 02/01/2031 •	1	1
4.871% due 03/01/2032 •	7	7
4.875% due 11/01/2027 •	2	2
4.900% due 02/01/2029 •	8	8
5.000% due 10/01/2021 - 07/01/2041	14,116	15,585
5.500% due 12/01/2022 - 06/01/2041	28,449	32,136
6.000% due 10/01/2021 - 05/01/2040	5,062	5,796
6.250% due 12/15/2028	139	156
6.500% due 03/15/2021 - 10/25/2043	2,065	2,413
7.000% due 11/15/2020 - 12/01/2032	97	106
7.000% due 10/25/2023 (a)	8	1
7.500% due 03/01/2022 - 01/15/2030	84	100
7.500% due 08/15/2029 (a)	3	1
7.645% due 05/01/2025	392	453
8.000% due 06/01/2030 - 09/01/2030	2	2
8.313% due 12/15/2043 •	3,648	4,564
8.391% due 10/15/2040 •	18	26
8.500% due 08/01/2024 - 08/01/2027	37	43
8.651% due 05/15/2035 •	3,589	5,190
9.000% due 12/15/2020	1	1
9.262% due 05/15/2041 •	4,005	6,331
9.500% due 12/15/2020	4	4
10.577% due 01/15/2035 •	4,986	7,772

Ginnie Mae
0.000% due 03/20/2035 (b)(d)	348	341
0.122% due 06/16/2043 ~(a)	15,312	63
0.990% due 03/16/2051 ~(a)	905	6
1.223% due 11/20/2049 •	23,227	23,001
1.273% due 01/20/2050 •	5,312	5,260
1.431% due 09/20/2045 ~(a)	2,389	92
1.447% due 12/20/2045 ~(a)	1,399	35
1.471% due 08/20/2045 ~(a)	718	27
1.498% due 11/20/2045 ~(a)	1,878	67
1.531% due 06/20/2043 ~(a)	1,486	64
1.870% due 06/20/2042 ~(a)	1,862	53
1.920% due 06/20/2042 ~(a)	1,711	74
2.500% due 03/20/2027 - 10/15/2046	4,258	4,432
2.574% due 01/20/2059 •	584	593
2.594% due 10/20/2058 •	379	386
3.000% due 05/20/2039 - 06/20/2046 (a)	3,720	188
3.000% due 12/15/2042 - 02/15/2047	3,275	3,482
3.125% (H15T1Y + 1.500%) due 12/20/2020 - 10/20/2025 ~	6	6
3.125% due 12/20/2027 - 12/20/2032 •	901	934
3.250% (H15T1Y + 1.500%) due 07/20/2020 - 09/20/2026 ~	313	318
3.250% due 08/20/2024 - 07/20/2035 •	5,556	5,762
3.500% due 11/15/2041 - 01/20/2050	77,190	83,331
3.500% due 08/20/2042 - 09/20/2046 (a)	15,470	1,339
3.500% due 03/20/2047 - 12/20/2049 (f)	96,943	102,977
3.875% (H15T1Y + 1.500%) due 04/20/2021 - 06/20/2026 ~	509	521
3.875% due 04/20/2027 - 04/20/2033 •	3,318	3,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% (H15T1Y + 1.500%) due 03/20/2021 - 03/20/2026 ~	$341	$345
4.000% due 01/20/2027 - 02/20/2032 •	496	508
4.000% due 09/15/2040 - 08/15/2048	32,559	35,797
4.000% due 09/20/2049 - 10/20/2049 (f)	158,658	168,872
4.500% due 01/20/2034 •	1,995	2,091
4.500% due 06/15/2035 - 11/20/2048	36,635	39,764
4.500% due 04/20/2045 - 01/20/2049 (f)	55,360	59,097
5.000% due 03/15/2033 - 12/20/2048	24,188	26,611
5.000% due 08/20/2043 (f)	4,451	4,928
5.500% due 05/15/2031 - 03/20/2049	11,004	12,412
5.644% due 09/20/2045 •	1,736	2,437
6.000% due 09/15/2036 - 12/15/2040	1,554	1,747
6.500% due 10/15/2023 - 07/15/2039	2,267	2,637
7.000% due 09/15/2025 - 09/20/2028	17	20
7.500% due 12/15/2022 - 11/15/2031	38	41
7.750% due 10/15/2025	8	8
8.000% due 06/15/2024 - 09/15/2031	63	76
8.500% due 06/15/2027 - 01/20/2031	294	317
9.000% due 06/15/2030 - 09/15/2030	26	25
9.500% due 12/15/2021	1	1

Ginnie Mae, TBA
3.000% due 04/01/2050 - 05/01/2050	219,350	231,804
3.500% due 04/01/2050 - 05/01/2050	322,612	339,829
4.000% due 04/01/2050	7,550	8,024
4.500% due 04/01/2050	5,000	5,437

Small Business Administration
5.370% due 04/01/2028	1,658	1,800
5.490% due 05/01/2028	1,906	2,049
5.870% due 05/01/2026 - 07/01/2028	1,286	1,404
6.220% due 12/01/2028	235	260
7.220% due 11/01/2020	12	12

Uniform Mortgage-Backed Security
2.000% due 11/01/2026 - 03/01/2033	4,050	4,181
2.500% due 01/01/2033	5,810	6,081
3.000% due 05/01/2024 - 02/01/2050	51,712	54,607
3.000% due 01/01/2038 - 12/01/2046 (f)	33,270	35,271
3.500% due 09/01/2025 - 04/01/2049	32,555	34,955
3.500% due 09/01/2047 - 03/01/2048 (f)	42,057	45,201
4.000% due 07/01/2025 - 08/01/2049	122,350	133,257
4.000% due 12/01/2040 - 12/01/2048 (f)	59,287	64,135
4.500% due 06/01/2024 - 05/01/2049	21,717	23,752
4.500% due 07/01/2041 - 08/01/2041 (f)	17,117	18,899
5.000% due 10/01/2021 - 05/01/2049	15,069	16,431
5.500% due 01/01/2021 - 02/01/2042	15,447	17,401
6.000% due 03/01/2021 - 05/01/2041	19,459	22,082
6.500% due 04/01/2021 - 05/01/2040	7,901	9,210
8.000% due 07/01/2030 - 05/01/2032	19	24
8.500% due 08/01/2037	8	8
9.000% due 11/01/2025	2	2

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2035 - 06/01/2050	$87,800	$90,035
2.500% due 05/01/2035 - 06/01/2050	591,050	611,179
3.000% due 04/01/2035 - 05/01/2050	867,080	907,839
3.500% due 04/01/2035 - 05/01/2050	383,753	405,666
4.000% due 04/01/2050 - 05/01/2050	550,132	587,326
4.500% due 05/01/2050	38,100	40,987
5.000% due 04/01/2050 - 05/01/2050	62,650	67,614
6.000% due 04/01/2050	1,000	1,108

Vendee Mortgage Trust
6.207% due 01/15/2030 ~	165	197
6.500% due 03/15/2029	370	429

Total U.S. Government Agencies (Cost $5,106,086)		5,231,679

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.4%

Adjustable Rate Mortgage Trust
4.402% due 09/25/2035 ^~	451	389

AREIT Trust
1.685% due 11/14/2035 •	8,117	7,532

Banc of America Funding Trust
1.353% due 05/20/2035 ^•	386	311
5.753% due 10/25/2036 ^þ	836	781
5.837% due 01/25/2037 ^þ	773	726

Banc of America Mortgage Trust
3.653% due 02/25/2036 ^~	200	174
4.543% due 06/20/2031 ~	85	80
4.668% due 07/25/2034 ~	2	2
4.799% due 07/20/2032 ~	4	4
6.500% due 10/25/2031	11	11

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	2	2
3.755% due 02/25/2033 ~	3	2
4.000% due 01/25/2034 ~	2	2
4.774% due 08/25/2033 ~	133	123
4.865% due 08/25/2033 ~	211	202

Bear Stearns ALT-A Trust
3.775% due 11/25/2036 ^~	589	444
3.877% due 11/25/2036 ~	515	426
3.882% due 05/25/2035 ~	249	225
3.965% due 11/25/2036 ^~	243	194

Bear Stearns Mortgage Securities, Inc.
3.992% due 06/25/2030 ~	1	1

Bear Stearns Structured Products, Inc. Trust
2.207% due 12/26/2046 ^~	1,043	867

BellaVista Mortgage Trust
1.000% due 05/20/2045 •	243	167

BX Commercial Mortgage Trust
1.455% due 11/15/2035 •	26,916	25,784
2.005% due 11/15/2035 •	20,300	19,037

Chase Mortgage Finance Trust
3.963% due 09/25/2036 ^~	36	29

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.127% due 05/25/2036 •	125	102
1.197% due 08/25/2035 •	198	181
2.180% due 01/25/2035 ~	292	263

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ	2,290	2,275
4.440% due 08/25/2035 ^~	208	159
4.810% due 05/25/2035 •	4	4

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •	210	202

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	722	651

Commercial Mortgage Trust
1.690% due 07/10/2046 ~(a)	4,231	2

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	110	69

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.973% due 07/20/2046 ^•	$481	$329
1.053% due 09/20/2046 •	6,198	3,191
1.093% due 12/20/2035 •	715	591
1.117% due 01/25/2037 ^•	59	57
1.147% due 05/25/2036 •	47	35
1.157% due 05/25/2035 •	728	601
1.167% due 05/25/2035 •	138	112
1.197% due 05/25/2035 •	197	153
1.197% due 09/25/2046 ^•	3,682	2,013
1.197% due 10/25/2046 ^•	572	362
1.207% due 07/25/2046 ^•	1,683	909
1.227% due 12/25/2035 •	223	192
1.287% due 10/25/2046 ^•	1,695	1,009
1.297% due 06/25/2047 ^•	21	2
6.250% due 11/25/2036 ^	901	728

Countrywide Home Loan Mortgage Pass-Through Trust
1.247% due 04/25/2046 ^•	47	3
1.287% due 03/25/2036 •	296	140
1.297% due 02/25/2036 ^•	119	32
1.407% due 05/25/2035 •	735	588
1.487% due 02/25/2035 •	117	98
1.527% due 04/25/2035 •	466	379
1.587% due 03/25/2035 •	58	45
1.607% due 02/25/2035 •	444	384
1.627% due 02/25/2035 •	11	9
1.747% due 03/25/2035 ^•	16	1
3.278% due 09/25/2034 ^~	163	132
3.500% due 02/20/2036 ^~	216	178
3.601% due 06/19/2031 ~	5	4
3.625% due 07/19/2031 ~	5	5
3.775% due 11/25/2037 ~	590	510
3.785% due 08/25/2034 ^~	137	126
3.792% due 09/25/2047 ^~	469	395

Credit Suisse First Boston Mortgage Securities Corp.
3.953% due 06/25/2033 ~	9	8
5.219% due 06/25/2032 ~	4	3

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	2,180	886

Credit Suisse Mortgage Capital Trust
3.322% due 10/25/2058 ~	2,079	2,173
4.789% due 05/27/2053 ~	5,034	5,726

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
1.047% due 10/25/2036 ^•	12	8

DLJ Mortgage Acceptance Corp.
4.800% due 11/25/2023 ~	4	3

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	6	6

GreenPoint Mortgage Funding Trust
1.147% due 12/25/2046 ^•	2,184	1,730
1.217% due 04/25/2036 ^•	164	208

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.286% due 10/25/2033 ~	22	20

GSR Mortgage Loan Trust
1.207% due 08/25/2046 •	2,831	1,297
3.606% due 04/25/2036 ~	193	147
3.680% due 06/25/2034 ~	16	14

HarborView Mortgage Loan Trust
0.880% due 03/19/2037 •	344	295
0.970% due 05/19/2046 ^•	638	241
1.114% due 07/21/2036 •	312	294
3.141% due 11/19/2034 ~	55	43
3.957% due 07/19/2035 ^~	4	3
4.305% due 08/19/2036 ^~	186	174
4.371% due 08/19/2034 ~	1,164	1,017

HomeBanc Mortgage Trust
1.127% due 12/25/2036 •	131	124
1.807% due 08/25/2029 •	251	225

Impac Secured Assets Trust
1.097% due 11/25/2036 •	703	633

IndyMac Adjustable Rate Mortgage Trust
3.528% due 01/25/2032 ~	2	2

IndyMac Mortgage Loan Trust
1.157% due 05/25/2046 •	914	762
1.247% due 11/25/2035 ^•	129	84
1.247% due 06/25/2037 ^•	396	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.427% due 04/25/2035 •	$71	$55
1.427% due 07/25/2035 •	695	592
1.587% due 02/25/2035 •	160	131
3.308% due 01/25/2036 ^~	562	481
3.601% due 08/25/2035 ^~	699	569
3.609% due 01/25/2036 ^~	1	1
3.854% due 12/25/2034 ~	5	4

JPMorgan Mortgage Trust
1.847% due 12/25/2049 •	26,341	25,382
1.897% due 08/25/2049 •	17,206	16,914
4.186% due 10/25/2035 ~	915	755

Lehman XS Trust
1.267% due 11/25/2046 ^•	1,568	981

Luminent Mortgage Trust
1.307% due 12/25/2036 ^•	838	676

MASTR Adjustable Rate Mortgages Trust
1.187% due 05/25/2037 •	481	259
1.547% due 05/25/2047 ^•	2,326	3,319
1.627% due 05/25/2047 ^•	2,080	1,775

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	96	61

MASTR Seasoned Securitization Trust
4.234% due 10/25/2032 ~	179	163

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.405% due 11/15/2031 •	242	226
1.585% due 11/15/2031 •	29	27

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.145% due 12/15/2030 •	344	320
1.185% due 06/15/2030 •	284	266

Merrill Lynch Alternative Note Asset Trust
1.247% due 03/25/2037 •	1,066	389

Merrill Lynch Mortgage Investors Trust
1.653% due 10/25/2028 •	28	26
3.551% due 04/25/2035 ~	8	7
3.580% due 01/25/2029 ~	1,523	1,366

Morgan Stanley Mortgage Loan Trust
1.457% due 02/25/2047 •	1,004	535
3.879% due 07/25/2035 ^~	670	557

Mortgage Equity Conversion Asset Trust
0.660% due 01/25/2042 •	24,958	23,250
0.670% due 05/25/2042 •	10,346	9,494
2.000% due 02/25/2042 •	3,537	3,324

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	13,253	13,280

Nomura Asset Acceptance Corp. Alternative Loan Trust
7.000% due 02/19/2030 ~	183	179

Prime Mortgage Trust
1.347% due 02/25/2034 •	23	21

Residential Accredit Loans, Inc. Trust
1.217% due 05/25/2046 ^•	613	472
3.811% due 08/25/2035 ^~	516	269

Residential Funding Mortgage Securities, Inc. Trust
4.226% due 09/25/2035 ^~	935	668

Sequoia Mortgage Trust
1.100% due 10/19/2026 •	13	12
1.390% due 04/19/2027 •	27	25
1.533% due 10/20/2027 •	183	166
2.349% due 11/22/2024 •	1	1
3.395% due 01/20/2047 ^~	545	388

Structured Adjustable Rate Mortgage Loan Trust
1.682% due 06/25/2034 •	407	354
3.033% due 10/25/2037 ^•	1,194	982
3.548% due 11/25/2035 ^~	523	425
3.557% due 01/25/2035 ~	453	404
3.952% due 07/25/2034 ~	24	21
3.982% due 08/25/2035 ~	11	9
4.197% due 07/25/2035 ^~	33	27

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •	1,405	1,233
1.137% due 06/25/2036 •	240	227
1.157% due 05/25/2036 •	779	647
1.207% due 03/25/2037 •	121	69
1.247% due 08/25/2036 ^•	3,164	2,294
1.407% due 05/25/2045 •	980	849

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	125

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.410% due 09/19/2032 •	$681	$624
1.410% due 10/19/2034 •	96	87
1.450% due 03/19/2034 •	423	386

Structured Asset Mortgage Investments, Inc.
6.750% due 05/02/2030 ~	53	5

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.004% due 06/25/2033 ~	6	6

TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^þ	1,195	582
5.970% due 09/25/2036 ^þ	9,085	486
6.015% due 07/25/2037 þ	2,100	1,211

Thornburg Mortgage Securities Trust
4.201% due 06/25/2043 ~	391	349

WaMu Mortgage Pass-Through Certificates Trust
1.207% due 11/25/2045 •	781	722
1.237% due 10/25/2045 •	74	68
1.277% due 01/25/2045 •	810	728
1.447% due 07/25/2044 •	110	100
1.587% due 01/25/2045 •	200	183
1.587% due 07/25/2045 •	35	31
1.647% due 12/25/2045 •	821	511
2.234% due 01/25/2047 •	963	811
2.806% due 11/25/2046 •	243	196
2.966% due 02/25/2046 •	932	813
3.166% due 11/25/2042 •	38	32
3.357% due 12/25/2036 ^~	807	715
3.366% due 06/25/2042 •	208	176
3.366% due 08/25/2042 •	436	376
3.428% due 04/25/2037 ^~	799	640
3.835% due 12/25/2035 ~	201	181
3.838% due 03/25/2034 ~	5	5
4.314% due 09/25/2033 ~	112	100
4.448% due 08/25/2033 ~	239	225

Washington Mutual Mortgage Pass-Through Certificates Trust
1.197% due 07/25/2046 ^•	19	16
4.087% due 11/25/2030 ~	151	139
6.268% due 07/25/2036 þ	2,627	954

Wells Fargo Commercial Mortgage Trust
1.753% due 10/15/2045 ~(a)	33,935	1,188

Wells Fargo Mortgage-Backed Securities Trust
4.972% due 07/25/2034 ~	15	15

Total Non-Agency Mortgage-Backed Securities (Cost $229,870)		218,651

ASSET-BACKED SECURITIES 15.4%

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	792	587

ACE Securities Corp. Home Equity Loan Trust
1.007% due 10/25/2036 •	170	81
1.647% due 08/25/2030 •	9	8
1.997% due 07/25/2034 •	501	489

AFC Home Equity Loan Trust
1.757% due 06/25/2029 •	183	144

Allegro CLO Ltd.
2.990% due 01/30/2026 •	293	292

Amortizing Residential Collateral Trust
1.647% due 10/25/2031 •	155	143

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.577% due 09/25/2028 •	155	153
1.887% due 06/25/2029 •	181	148

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.437% due 10/25/2035 •	7,500	7,103

Asset-Backed Funding Certificates Trust
1.647% due 06/25/2034 •	172	158
1.967% due 03/25/2032 •	311	296

Asset-Backed Securities Corp. Home Equity Loan Trust
1.027% due 05/25/2037 •	1	1
1.225% due 06/15/2031 •	183	153
1.892% due 09/25/2034 •	2,719	2,622

Atrium Corp.
2.632% due 04/22/2027 •	2,500	2,464

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

B&M CLO Ltd.
2.573% due 04/16/2026 •	$561	$558

Bayview Financial Acquisition Trust
1.291% due 05/28/2037 •	1,251	1,036

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ	73	65

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ	74	74

Bear Stearns Asset-Backed Securities Trust
1.347% due 09/25/2046 •	907	792
1.922% due 02/25/2034 •	362	304
2.147% due 10/25/2032 •	85	83
2.447% due 11/25/2042 •	289	278
4.604% due 06/25/2043 ~	15	13

Benefit Street Partners CLO Ltd.
3.069% due 01/20/2029 •	14,500	14,101

Brookside Mill CLO Ltd.
2.656% due 01/17/2028 •	2,900	2,843

CDC Mortgage Capital Trust
1.997% due 01/25/2033 •	269	264

Centex Home Equity Loan Trust
1.247% due 01/25/2032 •	88	81
1.797% due 01/25/2032 •	298	279

Chase Funding Trust
1.547% due 07/25/2033 •	21	19
1.587% due 08/25/2032 •	486	434
1.607% due 11/25/2032 •	247	237

CIFC Funding Ltd.
2.654% due 10/25/2027 •	4,300	4,227

CIT Group Home Equity Loan Trust
1.487% due 06/25/2033 •	283	280
1.922% due 12/25/2031 •	224	212

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •	3,992	3,882

Citigroup Global Markets Mortgage Securities, Inc.
2.297% due 01/25/2032 •	326	308
6.930% due 08/25/2028	54	54

Citigroup Mortgage Loan Trust
1.007% due 07/25/2045 •	202	153

Citigroup Mortgage Loan Trust, Inc.
1.217% due 08/25/2036 •	3,170	3,049

Columbia Cent CLO Ltd.
2.944% due 10/25/2028 •	12,300	12,068

Conseco Finance Home Equity Loan Trust
2.205% due 05/15/2032 •	125	124

Countrywide Asset-Backed Certificates
1.087% due 07/25/2037 •	1,386	1,122
1.147% due 09/25/2037 •	748	575
1.947% due 09/25/2032 •	1,351	1,216

Countrywide Asset-Backed Certificates Trust
1.847% due 10/25/2047 •	1,321	1,154

Credit Suisse First Boston Mortgage Securities Corp.
1.307% due 05/25/2044 •	111	108
1.687% due 08/25/2032 •	141	121

Credit-Based Asset Servicing & Securitization LLC
2.047% due 04/25/2032 •	36	35

Credit-Based Asset Servicing & Securitization Trust
1.017% due 01/25/2037 ^•	299	112

CVP Cascade CLO Ltd.
2.993% due 01/16/2026 •	1,159	1,153

Delta Funding Home Equity Loan Trust
1.525% due 09/15/2029 •	12	11

Ellington Loan Acquisition Trust
1.997% due 05/25/2037 •	1,634	1,484
2.047% due 05/25/2037 •	684	622

EMC Mortgage Loan Trust
1.687% due 05/25/2040 •	228	207

EquiFirst Mortgage Loan Trust
1.427% due 01/25/2034 •	108	99

FIRSTPLUS Home Loan Owner Trust
7.670% due 05/10/2024 þ	397	82

Fremont Home Loan Trust
1.187% due 08/25/2036 •	7,130	2,685

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gallatin CLO Ltd.
2.869% due 01/21/2028 •	$8,700	$8,485
2.881% (US0003M + 1.050%) due 07/15/2027 ~	6,182	6,053

GE-WMC Mortgage Securities Trust
0.987% due 08/25/2036 •	43	21

GMAC Mortgage Corp. Home Equity Loan Trust
1.427% due 01/25/2029 •	25	24

GSAMP Trust
1.247% due 10/25/2036 ^•	7,881	482
1.347% due 02/25/2033 •	152	144

Home Equity Mortgage Loan Asset-Backed Trust
1.167% due 04/25/2037 •	900	690

IMC Home Equity Loan Trust
7.520% due 08/20/2028	13	14

Jamestown CLO Ltd.
2.521% due 07/15/2026 •	1,268	1,259

JMP Credit Advisors CLO Ltd.
2.686% due 01/17/2028 •	9,900	9,710

JPMorgan Mortgage Acquisition Trust
1.027% due 08/25/2036 •	44	21
1.207% due 03/25/2037 •	300	273

LCM LP
2.859% due 10/20/2027 •	1,450	1,403

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	5,049	4,945

Long Beach Mortgage Loan Trust
1.507% due 10/25/2034 •	62	50
1.997% due 10/25/2034 •	483	450
2.372% due 03/25/2032 •	354	351

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •	9,600	9,328

Marathon CLO Ltd.
2.566% due 11/21/2027 •	2,172	2,115

MASTR Asset-Backed Securities Trust
1.697% due 12/25/2034 ^•	665	601

Merrill Lynch Mortgage Investors Trust
1.007% due 10/25/2037 ^•	1,466	592
1.027% due 09/25/2037 •	225	123
1.667% due 06/25/2035 •	271	251

MESA Trust
1.747% due 12/25/2031 •	251	243

Mid-State Trust
6.340% due 12/15/2036	416	428
7.791% due 03/15/2038	686	732

Morgan Stanley Mortgage Loan Trust
1.307% due 04/25/2037 •	267	102
5.750% due 04/25/2037 ^~	668	394
6.000% due 02/25/2037 ^~	1,193	802

Mountain View CLO Ltd.
1.795% due 10/16/2029 •	6,200	5,828
2.668% due 10/13/2027 •	4,373	4,187

Nassau Ltd.
2.960% due 10/15/2029 •	8,000	7,595

NovaStar Mortgage Funding Trust
1.077% due 03/25/2037 •	2,119	1,394

OCP CLO Ltd.
2.614% due 10/26/2027 •	5,655	5,535
2.686% due 04/17/2027 •	832	824

Octagon Investment Partners Ltd.
2.931% due 04/15/2026 •	1,363	1,363

Option One Mortgage Loan Trust
1.087% due 01/25/2037 •	670	430
1.727% due 02/25/2035 •	3,583	3,311

Option One Mortgage Loan Trust Asset-Backed Certificates
1.407% due 11/25/2035 •	400	354

OZLM Ltd.
2.820% due 04/30/2027 •	2,500	2,437
2.850% due 07/30/2027 •	7,000	6,757

Palmer Square Loan Funding Ltd.
2.592% due 11/15/2026 •	2,092	2,044
2.789% due 04/20/2027 •	4,612	4,517

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
1.307% due 11/25/2034 •	$165	$135
1.707% due 12/25/2032 •	21	19
1.827% due 08/25/2033 •	220	196
2.147% due 08/25/2032 •	509	483

Residential Asset Mortgage Products Trust
1.577% due 09/25/2035 •	1,829	1,551

Residential Asset Securities Corp. Trust
1.527% due 06/25/2033 •	63	49

Residential Mortgage Loan Trust
2.447% due 09/25/2029 •	58	57

SACO Trust
1.467% due 06/25/2036 ^•	105	98

Saxon Asset Securities Trust
1.627% due 12/26/2034 •	267	263

Securitized Asset-Backed Receivables LLC Trust
1.007% due 12/25/2036 ^•	2,355	636

SLM Student Loan Trust
1.941% due 12/15/2033 •	2,553	2,493
3.294% due 04/25/2023 •	12,193	12,087

SMB Private Education Loan Trust
2.510% due 09/15/2037 •	10,000	9,527

Sound Point CLO Ltd.
2.709% due 01/20/2028 •	4,000	3,890

Soundview Home Loan Trust
1.007% due 11/25/2036 •	70	25

Specialty Underwriting & Residential Finance Trust
2.147% due 10/25/2035 •	428	402

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	15,418	14,532

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	916	915

Structured Asset Investment Loan Trust
1.607% due 04/25/2035 •	880	850
1.922% due 09/25/2034 •	510	487
2.222% due 12/25/2034 •	976	810
2.372% due 04/25/2034 •	126	124

Structured Asset Securities Corp. Trust
1.407% due 09/25/2035 •	900	807

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symphony CLO Ltd.
2.711% due 04/15/2028 •	$2,100	$2,041

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •	891	877

TICP CLO Ltd.
2.659% due 04/20/2028 •	9,000	8,729

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	16,484	16,147

Tralee CLO Ltd.
2.929% due 10/20/2028 •	7,800	7,513
3.139% due 07/20/2029 •	12,800	12,196

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	598	571

UPS Capital Business Credit
2.345% due 04/15/2026 •	75	2

Utah State Board of Regents
1.697% due 01/25/2057 •	10,779	10,668

Venture CDO Ltd.
2.711% due 04/15/2027 •	10,000	9,742

Venture CLO Ltd.
0.000% due 08/28/2029 •	9,000	8,543
2.651% due 04/15/2027 •	5,765	5,630
2.711% due 07/15/2027 •	4,749	4,662
2.952% due 10/22/2031 •	7,000	6,754

Voya CLO Ltd.
2.514% due 07/25/2026 •	3,313	3,244

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.577% due 04/25/2034 •	440	421

Zais CLO Ltd.
2.981% due 04/15/2028 •	7,600	7,409

Total Asset-Backed Securities (Cost $345,847)		323,693

SHORT-TERM INSTRUMENTS 3.4%

REPURCHASE AGREEMENTS (e) 0.5%
		10,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.9%
0.133% due 04/07/2020 - 06/18/2020 (c)(d)(h)(j)	$60,675	$60,664

Total Short-Term Instruments (Cost $70,865)		70,864

Total Investments in Securities (Cost $5,758,795)		5,850,024

	SHARES
INVESTMENTS IN AFFILIATES 7.7%

SHORT-TERM INSTRUMENTS 7.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.7%

PIMCO Short-Term Floating NAV Portfolio III	16,411,732	161,180

Total Short-Term Instruments (Cost $160,969)		161,180

Total Investments in Affiliates (Cost $160,969)		161,180

Total Investments 287.2% (Cost $5,919,764)		$6,011,204

Financial Derivative Instruments (g)(i) 0.1% (Cost or Premiums, net $(20,676))		1,970

Other Assets and Liabilities, net (187.3)%		(3,920,250)

Net Assets 100.0%		$2,092,924

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$10,200	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(10,410)	$10,200	$10,200

Total Repurchase Agreements						$(10,410)	$10,200	$10,200

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	127

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BPS	1.500%	03/20/2020	04/20/2020	$(4,222)	$(4,224)
IND	1.780	02/12/2020	04/13/2020	(238,830)	(239,408)
RCY	0.950	03/12/2020	04/15/2020	(75,557)	(75,597)
	1.500	03/23/2020	04/24/2020	(164,845)	(164,907)

Total Reverse Repurchase Agreements					$(484,136)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (11.8)%
Uniform Mortgage-Backed Security, TBA	2.500%	04/01/2050	$71,500	$(73,648)	$(74,097)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2050	90,300	(93,348)	(93,437)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2035	39,200	(41,212)	(41,252)
Uniform Mortgage-Backed Security, TBA	5.500	04/01/2050	34,800	(38,133)	(38,111)

Total Short Sales (11.8)%				$(246,341)	$(246,897)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$0	$(4,224)	$0	$(4,224)	$4,500	$276
FICC	10,200	0	0	10,200	(10,410)	(210)
IND	0	(239,408)	0	(239,408)	245,936	6,528
RCY	0	(240,504)	0	(240,504)	247,155	6,651

Total Borrowings and Other Financing Transactions	$10,200	$(484,136)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(484,136)	$0	$0	$(484,136)

Total Borrowings	$0	$(484,136)	$0	$0	$(484,136)

Payable for reverse repurchase agreements					$(484,136)

(f)	Securities with an aggregate market value of $503,268 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(463,713) at a weighted average interest rate of 2.235%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	$200.000	05/22/2020	100	$	100	$2	$2

Total Purchased Options						$2	$2

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	85	$(11,788)	$(523)	$12	$0

Total Futures Contracts				$(523)	$12	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$	53,100	$(795)	$(2,161)	$(2,956)	$0	$(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	07/12/2023		29,400	(277)	(1,219)	(1,496)	0	(4)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		67,600	(3,190)	(3,097)	(6,287)	0	(21)
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		36,000	(586)	(788)	(1,374)	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		173,700	(15,471)	(12,136)	(27,607)	156	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		13,300	(1,020)	(1,005)	(2,025)	19	0
Receive	3-Month USD-LIBOR	1.727	Semi-Annual	11/08/2029		6,800	34	(715)	(681)	32	0
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		25,600	119	(1,464)	(1,345)	145	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		2,100	(79)	(549)	(628)	62	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		4,600	236	(1,136)	(900)	129	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		11,100	240	(2,796)	(2,556)	316	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		23,300	1,195	(5,766)	(4,571)	654	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		7,700	10	(2,050)	(2,040)	223	0

Total Swap Agreements							$(19,584)	$(34,882)	$(54,466)	$1,738	$(27)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$12	$1,738	$1,752	$0	$0	$(27)	$(27)

(h)

Securities with an aggregate market value of $646 and cash of $21,353 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	129

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	10/26/2021	12,000	$78	$80

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/26/2021	12,000	78	81

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	12/15/2020	77,000	181	16

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.025	04/08/2020	1,900	6	0

							$343	$177

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2050	$73.000	05/06/2020	92,000	$4	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050	75.000	05/06/2020	60,000	2	0

FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	60.000	04/08/2020	74,500	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	60.000	05/06/2020	12,000	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	62.000	05/06/2020	38,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050	67.500	04/08/2020	298,500	12	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	72.500	04/08/2020	52,500	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050	75.000	05/06/2020	25,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	76.500	04/08/2020	202,000	8	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2050	78.000	04/08/2020	26,000	1	0

JPM	Put - OTC Ginnie Mae, TBA 3.000% due 05/01/2050	72.000	05/06/2020	7,000	0	0
	Put - OTC Ginnie Mae, TBA 3.500% due 04/01/2050	72.000	04/08/2020	17,000	1	0
	Put - OTC Ginnie Mae, TBA 3.500% due 05/01/2050	73.000	05/06/2020	299,000	12	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	69.000	04/08/2020	24,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	71.000	05/06/2020	114,000	4	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050	71.000	04/08/2020	445,200	17	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050	73.000	05/06/2020	50,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	74.000	04/08/2020	72,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050	75.000	05/06/2020	303,400	12	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050	76.000	05/06/2020	20,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2050	75.000	04/08/2020	15,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2050	76.000	05/06/2020	57,000	2	0

SAL	Put - OTC Ginnie Mae, TBA 3.000% due 04/01/2050	65.000	04/14/2020	211,400	8	0
	Put - OTC Ginnie Mae, TBA 3.500% due 04/01/2050	65.000	04/14/2020	112	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2035	65.000	04/13/2020	68,500	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2035	65.000	04/13/2020	106,000	4	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	65.000	04/08/2020	399,500	16	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2035	65.000	04/13/2020	139,000	5	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2035	65.000	04/13/2020	9,900	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	65.000	04/08/2020	194,000	8	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	65.000	04/08/2020	32,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2050	65.000	04/08/2020	12,100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2050	135.000	04/08/2020	17,500	1	0

					$136	$0

Total Purchased Options					$479	$177

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	$99.211	04/08/2020	7,500	$(17)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	99.281	04/08/2020	8,000	(14)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	99.766	04/08/2020	16,500	(47)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	101.281	04/08/2020	8,000	(9)	(192)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	101.898	05/06/2020	9,500	(15)	(154)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	100.641	04/08/2020	15,500	(25)	(470)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	98.379	04/08/2020	15,500	(46)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	99.000	04/08/2020	5,500	(13)	0

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	$99.219	04/08/2020	7,500	$(16)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	99.945	04/08/2020	7,500	(22)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	100.898	04/08/2020	11,500	(35)	(319)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	101.000	04/08/2020	5,500	(9)	(147)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	101.133	04/08/2020	16,000	(24)	(407)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	101.219	04/08/2020	7,500	(12)	(184)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	101.445	04/08/2020	7,500	(10)	(167)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	99.227	05/06/2020	7,500	(19)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	100.422	05/06/2020	10,500	(38)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	101.422	05/06/2020	10,500	(30)	(218)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	101.477	05/06/2020	20,000	(31)	(405)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	101.992	05/06/2020	9,500	(13)	(145)

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	100.469	04/08/2020	15,500	(25)	(497)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	101.156	05/06/2020	7,500	(14)	(175)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050	101.961	04/08/2020	11,500	(29)	0

Total Written Options					$(513)	$(3,480)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(2)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Specialty Underwriting & Residential Finance Trust 4.354% due 02/25/2035	(1.240)%	Monthly	02/25/2035	$	96	$0	$3	$3	$0

UAG	Merrill Lynch Mortgage Trust 5.603% due 06/12/2043 «	(1.080)	Monthly	06/12/2043		3,560	0	3,483	3,483	0

							$0	$3,486	$3,486	$0

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(3)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	Ameriquest Mortgage Securities, Inc. 3.364% due 09/25/2034	0.960%	Monthly	09/25/2034	$	75	$(26)	$26	$0	$0
	Encore Credit Receivables Trust 3.094% due 07/25/2035	0.690	Monthly	07/25/2035		2,947	(1,031)	582	0	(449)
	Structured Asset Investment Loan Trust 4.354% due 11/25/2034	1.950	Monthly	11/25/2034		3	(3)	3	0	0

							$(1,060)	$611	$0	$(449)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.740%	Quarterly	06/18/2020	$	210,000	$0	$576	$576	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	1.210	Quarterly	06/19/2020		95,000	0	(186)	0	(186)

								$0	$390	$576	$(186)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	577,763	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2038	$3,755	$0	$66	$66	$0
	Pay	IOS.FN.550.08 Index	169,496	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2039	932	0	23	23	0

SAL	Pay	IOS.FN.550.08 Index	236,506	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2039	1,301	0	32	32	0

								$0	$121	$121	$0

Total Swap Agreements								$(1,060)	$4,608	$4,183	$(635)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	131

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BRC	$0	$0	$3	$3	$0	$0	$0	$0	$3	$(300)	$(297)
DUB	0	80	89	169	0	0	0	0	169	(30)	139
FAR	0	0	0	0	0	(346)	0	(346)	(346)	260	(86)
GLM	0	81	0	81	0	0	0	0	81	0	81
GSC	0	0	0	0	0	(470)	0	(470)	(470)	129	(341)
GST	0	0	0	0	0	0	(449)	(449)	(449)	286	(163)
JPM	0	16	0	16	0	(1,992)	0	(1,992)	(1,976)	2,468	492
JPS	0	0	576	576	0	0	(186)	(186)	390	(300)	90
SAL	0	0	32	32	0	(672)	0	(672)	(640)	765	125
UAG	0	0	3,483	3,483	0	0	0	0	3,483	(3,610)	(127)

Total Over the Counter	$0	$177	$4,183	$4,360	$0	$(3,480)	$(635)	$(4,115)

(j)

Securities with an aggregate market value of $3,908 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	12	12
Swap Agreements	0	0	0	0	1,738	1,738

	$0	$0	$0	$0	$1,752	$1,752

Over the counter
Purchased Options	$0	$0	$0	$0	$177	$177
Swap Agreements	0	3,486	0	0	697	4,183

	$0	$3,486	$0	$0	$874	$4,360

	$0	$3,486	$0	$0	$2,626	$6,112

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$27	$27

Over the counter
Written Options	$0	$0	$0	$0	$3,480	$3,480
Swap Agreements	0	449	0	0	186	635

	$0	$449	$0	$0	$3,666	$4,115

	$0	$449	$0	$0	$3,693	$4,142

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$50	$50
Futures	0	0	0	0	(172)	(172)
Swap Agreements	0	0	0	0	(26,236)	(26,236)

	$0	$0	$0	$0	$(26,358)	$(26,358)

Over the counter
Purchased Options	$0	$0	$0	$0	$(2,683)	$(2,683)
Written Options	0	0	0	0	5,431	5,431
Swap Agreements	0	622	0	0	684	1,306

	$0	$622	$0	$0	$3,432	$4,054

	$0	$622	$0	$0	$(22,926)	$(22,304)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(163)	$(163)
Swap Agreements	0	0	0	0	(28,610)	(28,610)

	$0	$0	$0	$0	$(28,773)	$(28,773)

Over the counter
Purchased Options	$0	$0	$0	$0	$415	$415
Written Options	0	0	0	0	(2,268)	(2,268)
Swap Agreements	0	(787)	0	0	577	(210)

	$0	$(787)	$0	$0	$(1,276)	$(2,063)

	$0	$(787)	$0	$0	$(30,049)	$(30,836)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$194	$0	$194
Industrials	0	1,202	0	1,202
Municipal Bonds & Notes
Texas	0	3,741	0	3,741
U.S. Government Agencies	0	5,231,597	82	5,231,679
Non-Agency Mortgage-Backed Securities	0	218,651	0	218,651
Asset-Backed Securities	0	323,693	0	323,693
Short-Term Instruments
Repurchase Agreements	0	10,200	0	10,200
U.S. Treasury Bills	0	60,664	0	60,664

	$0	$5,849,942	$82	$5,850,024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$161,180	$0	$0	$161,180

Total Investments	$161,180	$5,849,942	$82	$6,011,204

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(246,897)	$0	$(246,897)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	12	1,740	0	1,752
Over the counter	0	877	3,483	4,360

	$12	$2,617	$3,483	$6,112

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	133

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(27)	$0	$(27)
Over the counter	0	(4,115)	0	(4,115)

	$0	$(4,142)	$0	$(4,142)

Total Financial Derivative Instruments	$12	$(1,525)	$3,483	$1,970

Totals	$161,192	$5,601,520	$3,565	$5,766,277

There were assets and liabilities valued at $36,068 transferred from 3 to 2 during the period ended 03/31/20. There were no other significant transfers into or out of Level 3 during the period.

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Municipal Portfolio

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.7%

CORPORATE BONDS & NOTES 1.3%

INDUSTRIALS 1.3%

Northwell Healthcare, Inc.
4.260% due 11/01/2047	$2,000	$2,150

Total Corporate Bonds & Notes (Cost $2,039)		2,150

MUNICIPAL BONDS & NOTES 93.5%

ARIZONA 0.9%

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,250	1,489

CALIFORNIA 8.4%

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	2,000	2,443

California State University Revenue Bonds, Series 2020
2.975% due 11/01/2051	3,000	3,000

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,270	1,483

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,500	1,540

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,204

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	1,900	2,144

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	145	176

University of California Revenue Bonds, Series 2013
4.601% due 05/15/2031	1,500	1,747

		13,737

COLORADO 0.7%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 11/15/2038	1,000	1,114

CONNECTICUT 3.7%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	2,500	2,960

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 07/01/2047	3,000	3,171

		6,131

FLORIDA 6.1%

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,000	1,201

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,500	1,680

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2048	2,500	2,799

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/15/2049	1,000	1,068

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	$2,000	$2,116

		10,055

HAWAII 1.0%

Hawaii Airports System State Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500	1,659

ILLINOIS 11.6%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
4.572% due 01/01/2054	2,500	2,836

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	3,000	3,112
5.250% due 01/01/2028	2,000	2,072

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	1,200	1,263

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	900	1,011

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,112

Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	6,205	6,552

		18,958

LOUISIANA 1.0%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2040	1,500	1,662

MASSACHUSETTS 1.5%

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2045	1,000	1,237

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
5.000% due 09/01/2059	1,000	1,144

		2,381

MICHIGAN 3.4%

Michigan Finance Authority Revenue Bonds, Series 2013
4.000% due 12/01/2038	2,000	2,228

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2039	3,000	3,432

		5,660

MINNESOTA 1.8%

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	2,929

NEVADA 2.8%

Clark County, Nevada General Obligation Bonds, Series 2018
5.000% due 06/01/2043	2,000	2,448

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	2,000	2,160

		4,608

NEW HAMPSHIRE 0.9%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	1,000	1,441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 1.6%

New Jersey Economic Development Authority Revenue Bonds, Series 2017
5.000% due 06/15/2034	$1,000	$1,061

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	1,500	1,591

		2,652

NEW YORK 15.5%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	2,000	2,087

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2042	1,130	1,158

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2038	1,000	1,214
5.000% due 08/01/2042	6,100	7,382

New York City, New York General Obligation Bonds, Series 2019
5.000% due 08/01/2039	1,000	1,238

New York City, New York Water & Sewer System Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,500	3,041

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	2,000	2,143

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 10/01/2048	500	788

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	1,000	1,235

New York State Dormitory Authority Revenue Bonds, Series 2020
3.190% due 02/15/2043	3,000	2,978

New York State Urban Development Corp. Revenue Bonds, Series 2019
4.000% due 03/15/2045	2,000	2,229

		25,493

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	351

PENNSYLVANIA 9.9%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
5.000% due 11/01/2047	2,000	2,295

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2020
3.532% due 06/01/2042	2,000	2,185

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2039	2,500	2,775

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2041	3,000	3,283

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	550	638

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2040	1,000	1,185

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,250	3,937

		16,298

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	135

Schedule of Investments PIMCO Municipal Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 2.9%

Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	$1,000	$1,447

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,240

		4,687

TEXAS 14.6%

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
3.236% due 10/01/2052	1,500	1,462

Houston, Texas Combined Utility System Revenue Bonds, Series 2018
5.000% due 11/15/2043	3,000	3,668

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
4.000% due 02/15/2038	1,000	1,165

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2039	1,500	1,759

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	1,550	1,744

North Texas Tollway Authority Revenue Bonds, Series 2011
5.500% due 09/01/2041	1,500	1,592

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	2,500	2,932

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	$2,000	$2,345

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	1,000	991

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	1,000	1,061

Texas Water Development Board Revenue Bonds, Series 2019
4.000% due 10/15/2049	3,000	3,461

University of Houston, Texas Revenue Bonds, Series 2017
4.000% due 02/15/2039	1,690	1,822

		24,002

WASHINGTON 4.0%

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2058	2,500	2,971

Washington State General Obligation Bonds, Series 2018
5.000% due 02/01/2042	3,000	3,642

		6,613

WISCONSIN 1.0%

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	1,500	1,591

Total Municipal Bonds & Notes (Cost $145,854)		153,511

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (a) 0.9%
		$1,456

Total Short-Term Instruments (Cost $1,456)		1,456

Total Investments in Securities (Cost $149,349)		157,117

	SHARES
INVESTMENTS IN AFFILIATES 1.0%

SHORT-TERM INSTRUMENTS 1.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.0%

PIMCO Short-Term Floating NAV Portfolio III	161,113	1,582

Total Short-Term Instruments (Cost $1,593)		1,582

Total Investments in Affiliates (Cost $1,593)		1,582

Total Investments 96.7% (Cost $150,942)		$158,699

Other Assets and Liabilities, net 3.3%		5,395

Net Assets 100.0%		$164,094

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$1,456	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(1,488)	$1,456	$1,456

Total Repurchase Agreements						$(1,488)	$1,456	$1,456

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,456	$0	$0	$1,456	$(1,488)	$(32)

Total Borrowings and Other Financing Transactions	$1,456	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$2,150	$0	$2,150
Municipal Bonds & Notes
Arizona	0	1,489	0	1,489
California	0	13,737	0	13,737
Colorado	0	1,114	0	1,114
Connecticut	0	6,131	0	6,131
Florida	0	10,055	0	10,055
Hawaii	0	1,659	0	1,659
Illinois	0	18,958	0	18,958
Louisiana	0	1,662	0	1,662
Massachusetts	0	2,381	0	2,381
Michigan	0	5,660	0	5,660
Minnesota	0	2,929	0	2,929
Nevada	0	4,608	0	4,608
New Hampshire	0	1,441	0	1,441
New Jersey	0	2,652	0	2,652
New York	0	25,493	0	25,493

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Ohio	$0	$351	$0	$351
Pennsylvania	0	16,298	0	16,298
Tennessee	0	4,687	0	4,687
Texas	0	24,002	0	24,002
Washington	0	6,613	0	6,613
Wisconsin	0	1,591	0	1,591
Short-Term Instruments
Repurchase Agreements	0	1,456	0	1,456

	$0	$157,117	$0	$157,117

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,582	$0	$0	$1,582

Total Investments	$1,582	$157,117	$0	$158,699

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	137

Schedule of Investments PIMCO Real Return Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.0%

U.S. TREASURY OBLIGATIONS 166.5%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2021 (c)	$75,366	$73,835
0.125% due 04/15/2022	18,296	18,037
0.125% due 07/15/2022	34,031	33,712
0.125% due 01/15/2023	45,079	44,531
0.125% due 07/15/2026 (c)	87,980	88,834
0.250% due 01/15/2025	33	33
0.250% due 07/15/2029	43,098	44,804
0.375% due 07/15/2023	36,987	37,213
0.375% due 07/15/2025	102	104
0.375% due 01/15/2027 (c)	94,095	96,393
0.375% due 07/15/2027 (c)	64,111	66,011
0.500% due 01/15/2028	22,859	23,840
0.625% due 07/15/2021	17,739	17,573
0.625% due 04/15/2023 (c)	82,037	82,669
0.625% due 01/15/2024 (c)	962	978
0.625% due 01/15/2026	27,139	28,046
0.625% due 02/15/2043	13,508	14,833
0.750% due 07/15/2028	35,534	38,053
0.750% due 02/15/2042	18,264	20,471
0.750% due 02/15/2045 (c)	6,430	7,357
0.875% due 01/15/2029 (c)	114,146	124,161
1.000% due 02/15/2046	17,418	21,181
1.000% due 02/15/2048	6,799	8,383
1.000% due 02/15/2049 (c)	29,009	36,116
1.250% due 07/15/2020 (c)	20,107	19,921
1.375% due 02/15/2044 (c)	39,898	51,230

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 01/15/2028	$32,466	$36,958
2.125% due 02/15/2040	6,206	8,683
2.125% due 02/15/2041	9,187	12,801
2.500% due 01/15/2029	3,088	3,792
3.625% due 04/15/2028 (c)	35,755	46,055
3.875% due 04/15/2029	2,835	3,826

Total U.S. Treasury Obligations (Cost $1,071,004)		1,110,434

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.227% due 01/25/2035 •	177	163

Merrill Lynch Mortgage Investors Trust
1.367% due 07/25/2030 •	878	795

Total Non-Agency Mortgage-Backed Securities (Cost $1,000)		958

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		2,400

Total Short-Term Instruments (Cost $2,400)		2,400

Total Investments in Securities (Cost $1,074,404)		1,113,792

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	2,768,921	$27,194

Total Short-Term Instruments (Cost $27,193)		27,194

Total Investments in Affiliates (Cost $27,193)		27,194

Total Investments 171.1% (Cost $1,101,597)		$1,140,986

Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $(804))		244

Other Assets and Liabilities, net (71.1)%		(474,221)

Net Assets 100.0%		$667,009

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$2,400	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(2,449)	$2,400	$2,400

Total Repurchase Agreements						$(2,449)	$2,400	$2,400

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	1.730%	01/28/2020	04/28/2020	$(42,326)	$(42,456)
	1.730	02/10/2020	04/09/2020	(6,498)	(6,514)
BOS	0.250	03/31/2020	04/01/2020	(3,719)	(3,719)
	1.710	02/18/2020	05/14/2020	(54,125)	(54,236)
BSN	1.690	01/10/2020	04/09/2020	(191,798)	(192,537)
GRE	1.020	03/12/2020	04/13/2020	(13,695)	(13,703)
	1.720	03/26/2020	05/07/2020	(29,652)	(29,660)
	1.730	02/13/2020	04/13/2020	(25,862)	(25,922)
JPS	0.780	03/09/2020	06/08/2020	(92,999)	(93,045)

Total Reverse Repurchase Agreements					$(461,792)

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	0.350%	03/30/2020	04/13/2020	$(6,394)	$(6,394)
	1.000	03/20/2020	04/20/2020	(9,541)	(9,544)

Total Sale-Buyback Transactions					$(15,938)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(48,970)	$0	$(48,970)	$48,531	$(439)
BOS	0	(57,955)	0	(57,955)	57,245	(710)
BSN	0	(192,537)	0	(192,537)	191,536	(1,001)
FICC	2,400	0	0	2,400	(2,449)	(49)
GRE	0	(69,285)	0	(69,285)	67,875	(1,410)
JPS	0	(93,045)	0	(93,045)	92,556	(489)

Master Securities Forward Transaction Agreement
BCY	0	0	(15,938)	(15,938)	15,490	(448)
NOM	0	0	0	0	439	439

Total Borrowings and Other Financing Transactions	$2,400	$(461,792)	$(15,938)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(3,719)	$(281,132)	$(176,941)	$0	$(461,792)

Total	$(3,719)	$(281,132)	$(176,941)	$0	$(461,792)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(15,938)	0	0	(15,938)

Total	$0	$(15,938)	$0	$0	$(15,938)

Total Borrowings	$(3,719)	$(297,070)	$(176,941)	$0	$(477,730)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(477,730)

(c)	Securities with an aggregate market value of $476,109 and cash of $1,350 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(386,424) at a weighted average interest rate of 2.055%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(6) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020		$553	JPY	59,600	$2	$0
	05/2020	JPY	59,600		$554	0	(2)

BRC	04/2020		59,600		542	0	(11)

Total Forward Foreign Currency Contracts						$2	$(13)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	139

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount(2)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	11,400	$(102)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,700	(35)	0

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	28,300	(206)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,400	(16)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	59,200	(157)	156
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	59,200	(157)	156
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	7,100	(131)	(57)

Total Written Options						$(804)	$255

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$2	$0	$0	$2	$(2)	$0	$0	$(2)	$0	$0	$0
BRC	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
JPM	0	255	0	255	0	0	0	0	255	(470)	(215)

Total Over the Counter	$2	$255	$0	$257	$(13)	$0	$0	$(13)

(1)	YOY options may have a series of expirations.
(2)	Notional Amount represents the number of contracts.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2
Written Options	0	0	0	0	255	255

	$0	$0	$0	$2	$255	$257

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13	$0	$13

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(727)	$(727)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11	$0	$11
Written Options	0	0	0	0	508	508

	$0	$0	$0	$11	$508	$519

	$0	$0	$0	$11	$(219)	$(208)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13)	$0	$(13)
Written Options	0	0	0	0	(546)	(546)

	$0	$0	$0	$(13)	$(546)	$(559)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,110,434	$0	$1,110,434
Non-Agency Mortgage-Backed Securities	0	958	0	958
Short-Term Instruments
Repurchase Agreements	0	2,400	0	2,400

	$0	$1,113,792	$0	$1,113,792

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$27,194	$0	$0	$27,194

Total Investments	$27,194	$1,113,792	$0	$1,140,986

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Over the counter	$0	$257	$0	$257

Financial Derivative Instruments - Liabilities
Over the counter	$0	$13	$0	$13

Total Financial Derivative Instruments	$0	$244	$0	$244

Totals	$27,194	$1,114,036	$0	$1,141,230

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	141

Schedule of Investments PIMCO Short-Term Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.9%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(a)	$2,000	$22

INDUSTRIALS 0.1%

UAL Pass-Through Trust
6.636% due 01/02/2024	583	540

Total Corporate Bonds & Notes (Cost $1,631)		562

U.S. GOVERNMENT AGENCIES 50.3%

Fannie Mae
0.800% due 03/25/2022 •	1	1
0.900% due 10/25/2021 •	1	1
1.012% due 05/18/2032 •	38	38
1.062% due 10/18/2030 •	29	28
1.067% due 03/25/2034 •	45	45
1.112% due 11/18/2030 •	27	27
1.147% due 05/25/2035 •	11	11
1.247% due 01/25/2034 •	16	16
1.297% due 05/25/2042 •	18	18
1.347% due 06/25/2029 - 12/25/2033 •	42	41
1.387% due 05/25/2036 •	9	8
1.397% due 10/25/2030 •	20	20
1.447% due 08/25/2031 - 01/25/2033 •	49	50
1.497% due 12/25/2021 - 12/25/2030 •	19	19
1.597% due 10/25/2022 - 11/25/2031 •	41	41
1.647% due 04/25/2032 •	28	28
1.687% due 12/25/2036 •	77	76
1.697% due 05/25/2022 •	13	13
1.777% due 01/25/2022 •	2	2
1.947% due 12/25/2023 - 04/25/2032 •	103	105
1.977% due 09/25/2042 •	168	166
2.097% due 04/25/2023 - 10/25/2023 •	28	29
2.109% due 09/17/2027 •	26	26
2.147% due 05/25/2022 - 01/25/2024 •	40	40
2.227% due 12/25/2023 •	73	73
2.236% due 04/25/2023 •	3	3
2.250% due 10/01/2024 •	2	2
2.286% due 07/01/2027 - 11/01/2040 •	24	23
2.327% due 09/25/2022 •	2	2
2.350% due 07/01/2022 - 08/01/2032 •	4	3
2.544% due 03/25/2027 ~	16	16
2.661% due 03/25/2027 ~	30	30
3.100% due 08/01/2028 •	109	110
3.188% due 07/01/2033 •	198	198
3.212% due 10/01/2034 •	56	56
3.232% due 05/01/2036 •	42	42
3.253% due 07/01/2042 - 07/01/2044 •	366	361
3.280% due 07/01/2035 •	144	145
3.290% due 12/01/2032 •	17	17
3.303% due 09/01/2041 •	21	21
3.313% due 05/01/2034 •	15	15
3.316% due 09/01/2033 •	20	20
3.325% due 01/01/2033 •	3	3
3.351% due 02/01/2037 •	26	26
3.365% due 02/01/2035 •	7	7
3.366% due 01/01/2035 •	3	3
3.375% due 11/01/2036 •	148	149
3.376% due 06/01/2035 •	71	72
3.379% due 02/01/2032 •	8	8
3.383% due 05/01/2032 •	26	27
3.393% due 03/01/2034 •	242	244
3.421% due 02/01/2035 •	31	32
3.427% due 01/01/2035 •	15	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.438% due 07/01/2034 •	$87	$88
3.446% due 07/01/2035 •	13	13
3.447% due 07/01/2035 •	9	9
3.448% due 10/01/2034 •	12	12
3.453% due 12/01/2032 - 09/01/2040 •	92	93
3.460% due 07/01/2034 •	94	96
3.463% due 05/01/2036 •	77	77
3.465% due 05/01/2034 •	91	92
3.487% due 01/01/2035 •	46	47
3.490% due 05/01/2035 •	36	36
3.495% due 02/01/2035 •	85	86
3.500% due 08/01/2058	471	509
3.504% due 10/01/2032 •	14	15
3.516% due 12/01/2034 •	9	9
3.520% due 07/01/2033 •	36	36
3.526% due 11/01/2033 •	97	98
3.536% due 09/01/2033 - 09/01/2034 •	82	83
3.562% due 01/01/2035 •	24	24
3.566% due 12/01/2034 •	34	34
3.574% due 09/01/2033 •	31	32
3.600% due 01/01/2037 •	2	2
3.610% due 03/01/2033 •	73	74
3.615% due 08/01/2024 •	2	2
3.616% due 07/01/2037 •	41	41
3.625% due 01/01/2033 - 09/01/2033 •	96	96
3.626% due 01/01/2033 •	8	8
3.630% due 02/01/2034 •	24	25
3.632% due 11/01/2034 •	10	10
3.646% due 03/01/2035 •	68	69
3.647% due 12/01/2036 •	68	69
3.650% due 11/01/2032 •	8	8
3.652% due 01/01/2034 •	2	2
3.655% due 03/01/2034 •	12	12
3.663% due 04/01/2033 •	36	36
3.672% due 05/01/2037 •	190	192
3.673% due 12/01/2035 •	2	2
3.677% due 02/01/2034 •	144	146
3.699% due 03/01/2033 - 07/01/2033 •	85	86
3.700% due 11/01/2034 - 02/01/2036 •	82	84
3.715% due 10/01/2032 •	38	39
3.716% due 11/01/2034 •	19	20
3.720% due 01/01/2036 •	2	2
3.730% due 12/01/2035 •	183	184
3.736% due 11/01/2033 •	39	40
3.737% due 12/01/2035 •	12	12
3.750% due 12/01/2033 - 01/01/2035 •	35	36
3.775% due 03/01/2035 •	102	103
3.796% due 02/01/2034 •	116	117
3.802% due 09/01/2033 - 11/01/2035 •	33	33
3.803% due 12/01/2035 •	12	12
3.825% due 11/01/2047 •	119	120
3.830% due 01/01/2036 •	180	181
3.835% due 04/01/2035 - 12/01/2036 •	7	7
3.847% due 12/01/2033 •	16	17
3.855% due 12/01/2025	113	128
3.858% due 02/01/2035 •	24	24
3.865% due 06/01/2027 •	8	8
3.871% due 02/01/2035 •	28	29
3.885% due 11/01/2043 •	106	107
3.887% due 11/01/2033 •	120	122
3.900% due 01/01/2033 - 06/01/2033 •	130	131
3.904% due 02/01/2034 •	37	37
3.912% due 04/01/2033 •	8	9
3.928% due 01/01/2033 •	3	3
3.945% due 11/01/2033 •	112	113
3.957% due 11/01/2033 •	20	20
3.959% due 11/01/2035 •	11	11
3.985% due 08/01/2033 •	1	1
3.999% due 04/01/2028 •	28	28
4.005% due 10/01/2033 •	27	27
4.006% due 04/01/2037 •	3	3
4.009% due 11/01/2035 •	26	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.025% due 11/01/2032 •	$19	$19
4.038% due 07/01/2033 •	3	3
4.044% due 11/01/2026 •	42	43
4.055% due 08/01/2035 •	111	112
4.060% due 03/01/2030	442	522
4.068% due 11/01/2031 •	19	19
4.075% due 10/01/2033 •	152	154
4.094% due 01/01/2033 •	5	5
4.105% due 04/01/2033 •	107	107
4.109% due 05/01/2036 •	28	29
4.137% due 03/01/2033 •	27	28
4.150% due 11/01/2022 •	2	2
4.160% due 07/01/2034 •	27	27
4.164% due 09/01/2035 •	34	35
4.167% due 07/01/2026 •	124	125
4.172% due 08/25/2042 ~	21	22
4.175% due 10/01/2035 •	12	13
4.185% due 04/01/2040 •	173	177
4.200% due 10/01/2035 •	59	60
4.225% due 12/01/2035 •	204	206
4.226% due 03/01/2035 •	115	116
4.250% due 06/01/2034 •	3	3
4.315% due 09/01/2036 •	1	1
4.325% due 07/01/2035 •	7	8
4.349% due 11/01/2034 •	8	8
4.353% due 07/01/2035 •	1	1
4.367% due 05/01/2033 •	7	7
4.368% due 09/01/2029 •	41	41
4.376% due 04/01/2034 •	19	19
4.381% due 12/01/2030 •	2	2
4.384% due 06/01/2035 •	11	11
4.393% due 09/01/2035 •	70	71
4.400% due 05/01/2030 - 09/01/2033 •	32	32
4.407% due 06/01/2030 •	1	2
4.415% due 11/01/2034 - 06/01/2037 •	23	23
4.416% due 04/01/2035 •	5	5
4.427% due 08/01/2035 •	23	23
4.445% due 05/01/2033 - 04/01/2034 •	48	48
4.449% due 06/01/2034 •	187	188
4.470% due 03/01/2030 •	130	131
4.485% due 04/01/2033 •	1	1
4.509% due 07/01/2029 •	9	9
4.515% due 10/01/2033 - 05/01/2036 •	65	65
4.534% due 02/01/2035 •	11	11
4.546% due 04/01/2035 •	17	17
4.555% due 03/01/2034 •	153	154
4.565% due 05/01/2035 - 08/01/2037 •	429	432
4.580% due 08/01/2033 •	10	10
4.598% due 07/01/2035 •	20	20
4.625% due 06/01/2034 •	1	2
4.626% due 07/01/2037 •	54	54
4.659% due 04/01/2035 •	94	95
4.713% due 04/01/2035 •	12	12
4.747% due 06/01/2036 •	24	25
4.750% due 05/01/2032 •	47	48
4.757% due 06/01/2030 •	12	12
4.760% due 08/01/2033 •	105	106
4.766% due 08/01/2026	432	504
4.800% due 03/01/2035 •	1	1
4.812% due 09/01/2035 •	73	75
4.946% due 05/01/2036 •	69	70
4.994% due 09/01/2037 •	169	171
5.262% due 12/25/2042 ~	102	112
6.000% due 02/25/2044 - 08/25/2044	35	40
6.139% due 09/01/2024 •	190	189
6.250% due 05/25/2042	21	25
6.500% due 07/25/2021 - 01/25/2044	356	417
7.000% due 02/25/2023 - 02/25/2044	29	30
7.500% due 05/01/2028 - 05/25/2042	27	32
8.000% due 08/25/2022 - 10/01/2026	42	43

Fannie Mae, TBA
3.000% due 06/01/2040	8,500	8,883

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
1.005% due 03/15/2036 •	$3	$3
1.047% due 06/25/2029 •	65	64
1.055% due 02/15/2029 - 03/15/2029 •	34	34
1.077% due 08/25/2031 •	349	347
1.087% due 09/25/2031 •	203	202
1.105% due 07/15/2026 - 01/15/2033 •	92	90
1.155% due 03/15/2024 - 08/15/2029 •	79	79
1.205% due 05/15/2023 - 01/15/2032 •	72	71
1.255% due 08/15/2029 - 03/15/2032 •	87	87
1.305% due 08/15/2022 - 12/15/2031 •	74	74
1.347% due 05/25/2043 •	915	907
1.405% due 04/15/2022 •	1	1
2.259% due 03/15/2023 •	19	19
2.350% due 01/01/2030 •	21	21
2.617% due 12/01/2024 •	31	31
2.770% due 11/01/2024 •	13	13
3.000% due 02/01/2048 - 09/01/2048	12,224	12,899
3.166% due 10/25/2044 •	463	456
3.189% due 02/25/2045 •	193	189
3.366% due 07/25/2044 •	2,251	2,367
3.389% due 03/01/2035 •	19	19
3.527% due 12/01/2035 •	15	15
3.547% due 09/01/2030 •	125	126
3.615% due 09/01/2036 •	207	207
3.625% due 02/01/2037 •	6	6
3.641% due 03/01/2030 •	60	61
3.705% due 12/01/2036 •	25	25
3.747% due 02/01/2035 •	60	60
3.750% due 12/01/2034 •	199	201
3.780% due 09/01/2037 •	233	235
3.805% due 01/01/2035 •	4	4
3.855% due 11/01/2036 •	267	270
3.870% due 02/01/2036 •	14	14
3.884% due 12/01/2032 •	9	9
3.910% due 02/01/2036 •	1	2
3.926% due 01/01/2037 •	4	4
3.936% due 01/01/2036 •	19	20
3.963% due 01/01/2036 •	4	4
4.000% due 08/01/2048	326	349
4.011% due 03/01/2036 •	95	96
4.017% due 11/01/2033 •	23	24
4.021% due 09/01/2035 •	8	8
4.030% due 11/01/2036 •	5	5
4.056% due 11/01/2033 •	76	78
4.090% due 09/01/2035 •	6	6
4.104% due 10/01/2027 •	10	10
4.110% due 02/01/2036 •	9	9
4.153% due 02/01/2035 •	95	96
4.165% due 11/01/2034 - 07/01/2036 •	221	223
4.252% due 08/01/2035 •	90	91
4.266% due 01/01/2030 •	81	82
4.283% due 08/01/2035 •	11	12
4.290% due 08/01/2035 •	101	102
4.329% due 04/01/2030 •	187	189
4.346% due 11/01/2036 •	2	2
4.350% due 08/01/2033 •	10	11
4.356% due 04/01/2034 •	4	4
4.368% due 09/01/2034 - 09/01/2035 •	197	199
4.393% due 07/01/2035 •	15	15
4.411% due 07/01/2035 •	3	3
4.425% due 12/01/2034 •	2	3
4.495% due 09/01/2034 •	8	8
4.500% due 11/01/2029 •	38	38
4.500% due 04/15/2032	226	253
4.511% due 04/01/2036 •	104	104
4.518% due 01/01/2034 •	83	84
4.556% due 03/01/2032 •	42	43
4.557% due 07/01/2037 •	82	82
4.575% due 07/01/2033 •	7	7
4.625% due 09/01/2035 •	19	19
4.634% due 04/01/2032 •	118	119
4.636% due 05/01/2035 •	123	125
4.673% due 06/01/2035 •	7	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.691% due 04/01/2034 •	$54	$55
4.695% due 07/01/2033 •	1	1
4.710% due 08/01/2037 •	78	78
4.711% due 06/01/2035 •	5	5
4.729% due 03/01/2036 •	4	4
4.750% due 04/01/2032 •	8	8
4.754% due 08/01/2023 •	3	3
4.780% due 03/01/2036 •	132	133
4.802% due 05/01/2033 •	1	1
5.065% due 01/01/2027 •	23	23
5.212% due 03/01/2035 •	48	49
5.500% due 08/15/2030 - 10/15/2032	9	9
6.000% due 01/15/2029 - 05/01/2035	27	31
6.250% due 12/15/2023	2	2
7.000% due 10/15/2022 - 07/15/2027	32	35
8.500% due 11/15/2021	5	5

Ginnie Mae
2.916% due 09/20/2067 •	10,690	10,724
3.125% due 10/20/2029 - 12/20/2045 •	761	785
3.250% (H15T1Y + 1.500%) due 07/20/2026 ~	6	6
3.250% due 09/20/2029 - 09/20/2045 •	1,063	1,092
3.875% due 04/20/2033 •	39	41
4.000% (H15T1Y + 1.500%) due 02/20/2025 ~	5	5
4.000% due 01/20/2027 - 01/20/2030 •	137	141

Uniform Mortgage-Backed Security
3.000% due 08/01/2028 - 04/01/2030	336	353
3.500% due 11/01/2044 - 07/01/2049	10,650	11,320
4.000% due 06/01/2048 - 09/01/2049	42,219	45,090

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2035 - 06/01/2050	49,400	51,039
3.000% due 04/01/2035 - 05/01/2035	8,000	8,361
3.500% due 05/01/2050	40,200	42,520
4.000% due 05/01/2050	19,000	20,282
4.500% due 05/01/2050	17,000	18,288

Total U.S. Government Agencies (Cost $246,759)		253,120

U.S. TREASURY OBLIGATIONS 1.3%

U.S. Treasury Bonds
3.125% due 02/15/2043 (f)(h)	4,730	6,470

Total U.S. Treasury Obligations (Cost $5,505)		6,470

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.7%

Adjustable Rate Mortgage Trust
1.447% due 10/25/2035 •	3	3
3.730% due 03/25/2035 ~	34	31
4.135% due 11/25/2035 ^~	149	119

American Home Mortgage Investment Trust
3.322% due 10/25/2034 •	2	2

Ashford Hospitality Trust
2.155% due 05/15/2035 •	400	325
2.555% due 05/15/2035 •	300	245
3.455% due 05/15/2035 •	400	320

BAMLL Commercial Mortgage Securities Trust
1.905% due 03/15/2034 •	100	93
2.305% due 03/15/2034 •	3,170	2,728

Banc of America Alternative Loan Trust
6.000% due 04/25/2036	20	20

Banc of America Funding Trust
4.071% due 11/20/2035 ^~	238	203
4.164% due 06/25/2034 ~	136	130
4.411% due 05/25/2035 ~	9,721	9,165
4.436% due 03/20/2035 ~	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
3.439% due 10/25/2035 ^~	$51	$44
4.021% due 02/25/2034 ~	322	288
4.035% due 11/25/2033 ~	42	36
4.128% due 01/25/2034 ~	37	32
4.258% due 09/25/2033 ~	78	67
4.382% due 01/25/2035 ~	13	12
4.826% due 06/25/2034 ~	24	21
5.213% due 05/25/2033 ~	109	100

Bancorp Commercial Mortgage Trust
1.905% due 08/15/2032 •	738	749
2.305% due 08/15/2032 •	1,000	996

BCAP LLC Trust
6.500% due 02/26/2036 ~	1,632	1,534

Bear Stearns Adjustable Rate Mortgage Trust
3.755% due 02/25/2033 ~	3	2
3.838% due 01/25/2035 ~	39	34
3.863% due 02/25/2034 ~	61	56
3.914% due 02/25/2034 ~	430	368
4.002% due 02/25/2033 ~	4	4
4.016% due 04/25/2033 ~	41	39
4.103% due 01/25/2034 ~	91	88
4.262% due 01/25/2034 ~	278	261
4.315% due 10/25/2033 ~	15	13
4.375% due 01/25/2035 ~	38	31
4.383% due 07/25/2034 ~	24	22

Bear Stearns ALT-A Trust
1.107% due 02/25/2034 •	320	282
1.287% due 08/25/2036 ^•	7	5
3.775% due 11/25/2036 ^~	330	249

Chase Mortgage Finance Trust
3.796% due 12/25/2035 ^~	40	35
3.803% due 12/25/2035 ^~	55	48
4.363% due 02/25/2037 ~	530	485

Citigroup Mortgage Loan Trust
1.747% due 08/25/2035 ^•	254	219
4.190% due 11/25/2035 •	126	113
4.348% due 03/25/2034 ~	38	33
4.810% due 05/25/2035 •	59	55

Citigroup Mortgage Loan Trust, Inc.
3.012% due 08/25/2034 ~	2	2
3.840% due 09/25/2035 •	90	86

Countrywide Alternative Loan Trust
1.147% due 06/25/2037 •	1,195	964
2.739% due 08/25/2035 ~	1,770	1,534
3.380% due 10/25/2035 ^~	34	27
3.510% due 06/25/2037 ~	256	31

Countrywide Home Loan Mortgage Pass-Through Trust
1.297% due 08/25/2035 ^•	94	36
3.793% due 02/20/2036 ^•	32	28
3.826% due 11/25/2034 ~	1,517	1,374
4.004% due 12/25/2033 ~	55	47
4.064% due 08/25/2034 ^~	379	352
4.082% due 06/20/2035 ~	108	102
5.500% due 11/25/2035 ^	149	121

Credit Suisse First Boston Mortgage Securities Corp.
3.914% due 11/25/2032 ~	8	7
5.219% due 06/25/2032 ~	3	3

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.627% due 07/25/2033 ~	298	263
3.800% due 07/25/2033 ~	139	128
3.931% due 01/25/2034 ~	369	336
4.129% due 10/25/2033 ~	105	96

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.000% due 10/25/2033	3	3

Exantas Capital Corp. Ltd.
1.800% due 04/15/2036 •	2,367	2,097

First Horizon Alternative Mortgage Securities Trust
3.620% due 08/25/2034 ~	156	138
3.761% due 07/25/2035 ~	118	87

First Horizon Mortgage Pass-Through Trust
1.217% due 02/25/2035 •	77	62
2.224% due 02/25/2035 •	251	227

FWD Securitization Trust
2.240% due 01/25/2050 ~	672	664

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	143

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GMAC Mortgage Corp. Loan Trust
3.831% due 11/19/2035 ~	$108	$90

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	2,100	1,996
3.924% due 10/10/2032	1,700	1,554

GSR Mortgage Loan Trust
1.297% due 01/25/2034 •	125	117
2.930% due 03/25/2033 •	9	8
3.680% due 06/25/2034 ~	9	8
3.974% due 05/25/2035 ~	84	73
4.044% due 06/25/2034 ~	40	36
4.098% due 09/25/2035 ~	4,387	4,153
4.405% due 08/25/2034 ~	72	63
4.680% due 09/25/2034 ~	2,350	2,096
6.000% due 03/25/2032	5	5

HarborView Mortgage Loan Trust
0.940% due 02/19/2046 •	699	589
1.190% due 05/19/2035 •	36	34

Impac CMB Trust
1.587% due 08/25/2035 •	1,139	1,017

IndyMac Adjustable Rate Mortgage Trust
3.528% due 01/25/2032 ~	12	11

IndyMac Mortgage Loan Trust
1.137% due 09/25/2046 •	392	310
1.727% due 05/25/2034 •	58	50

InTown Hotel Portfolio Trust
1.405% due 01/15/2033 •	600	557
1.755% due 01/15/2033 •	300	275
1.955% due 01/15/2033 •	400	360
2.755% due 01/15/2033 •	1,000	889

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	20	11

JPMorgan Chase Commercial Mortgage Securities Trust
1.555% due 12/15/2036 •	500	470

JPMorgan Mortgage Trust
3.659% due 11/25/2033 ~	9	8
3.914% due 11/25/2035 ^~	138	120
3.983% due 07/25/2035 ~	250	238
4.067% due 07/25/2035 ~	14	14
4.115% due 11/25/2033 ~	16	15
4.186% due 10/25/2035 ~	229	189
4.222% due 07/25/2035 ~	267	243
4.280% due 09/25/2034 ~	1	1
5.141% due 04/25/2035 ~	140	137

Lanark Master Issuer PLC
2.453% due 12/22/2069 •	2,296	2,280

MASTR Adjustable Rate Mortgages Trust
3.064% due 02/25/2034 ~	192	158
3.593% due 12/25/2033 ~	63	55
3.934% due 01/25/2034 ~	12	12
4.120% due 01/25/2036 ~	63	58
4.175% due 08/25/2034 ~	482	416
4.372% due 07/25/2034 ~	830	677
4.517% due 08/25/2034 ~	434	429
4.684% due 11/21/2034 ~	57	55
4.875% due 09/25/2033 ~	149	143

Merrill Lynch Mortgage Investors Trust
1.567% due 08/25/2028 •	48	44
1.607% due 06/25/2028 •	131	121
2.495% due 03/25/2028 •	132	119
3.250% due 02/25/2034 ~	19	15
3.551% due 04/25/2035 ~	323	284
3.732% due 02/25/2035 ~	86	76
4.036% due 09/25/2033 ~	6	5

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	1,490	1,482

Morgan Stanley Capital Trust
5.945% due 06/11/2042 ~	2,200	2,302

Morgan Stanley Mortgage Loan Trust
1.267% due 01/25/2035 •	549	475

Motel 6 Trust
1.625% due 08/15/2034 •	956	898
1.895% due 08/15/2034 •	1,926	1,715
2.855% due 08/15/2034 •	160	143

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	6,683	6,741

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 10/25/2059 ~	$189	$191

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	5,301	5,312

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.322% due 10/25/2035 ~	26	23

Pepper Residential Securities Trust
1.512% due 11/18/2060 •	927	925
1.773% due 06/20/2060 •	1,908	1,908

Prime Mortgage Trust
1.347% due 02/25/2034 •	27	25
6.000% due 02/25/2034	11	12

Provident Funding Mortgage Loan Trust
4.123% due 05/25/2035 ~	7	7

RBSSP Resecuritization Trust
2.267% due 08/26/2045 •	127	121

Ready Captial Mortgage Financing LLC
1.947% due 03/25/2034 •	6,000	5,450

Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	1	1
7.500% due 12/25/2031	233	228

Residential Funding Mortgage Securities, Inc. Trust
4.813% due 02/25/2036 ^~	142	110
6.500% due 03/25/2032	8	8

RESIMAC Bastille Trust
2.307% due 09/05/2057 •	425	422

Sequoia Mortgage Trust
1.533% due 04/20/2033 •	24	22
1.573% due 10/20/2027 •	97	89
1.965% due 03/20/2035 •	177	157
2.475% due 05/20/2034 •	596	558
3.161% due 07/20/2034 ~	25	22

Structured Adjustable Rate Mortgage Loan Trust
0.490% (LIBOR01M + 0.300%) due 09/25/2034 ~	126	104
1.187% due 03/25/2035 •	95	77
1.387% due 08/25/2035 •	137	135
3.833% due 09/25/2034 ~	99	96

Structured Asset Mortgage Investments Trust
1.430% due 11/19/2033 •	28	25
1.430% due 05/19/2035 •	168	146
1.450% due 02/19/2035 •	2,175	1,940

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.807% due 07/25/2032 ~	1	1
3.827% due 11/25/2033 ~	30	27
3.927% due 03/25/2033 ~	203	194
4.004% due 06/25/2033 ~	721	684
4.679% due 09/25/2033 ~	15	14

WaMu Mortgage Pass-Through Certificates Trust
1.207% due 11/25/2045 •	4,479	4,144
1.217% due 12/25/2045 •	2,233	2,029
1.237% due 10/25/2045 •	2,400	2,204
1.237% due 12/25/2045 •	1,898	1,712
1.747% due 01/25/2045 •	998	918
2.207% due 07/25/2045 •	5,531	4,698
2.484% due 08/25/2046 •	1,608	1,302
2.484% due 09/25/2046 •	3,903	3,405
2.966% due 08/25/2046 •	52	46
3.166% due 11/25/2042 •	117	100
3.366% due 08/25/2042 •	11	10
3.863% due 10/25/2035 ^~	206	58
4.121% due 09/25/2035 ~	317	303
4.183% due 10/25/2033 ~	169	155
4.448% due 08/25/2033 ~	423	386

Washington Mutual Mortgage Pass-Through Certificates Trust
3.820% due 06/25/2033 ~	18	17
3.850% due 02/25/2033 ~	10	9
4.087% due 11/25/2030 ~	138	127
7.000% due 03/25/2034	39	40

Wells Fargo Commercial Mortgage Trust
1.647% due 12/13/2031 •	2,815	2,678
1.845% due 01/15/2035 •	400	379
1.897% due 12/13/2031 •	2,335	2,230
2.641% due 12/13/2031 •	160	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
4.835% due 08/25/2035 ~	$11	$10

Total Non-Agency Mortgage-Backed Securities (Cost $114,934)		109,088

ASSET-BACKED SECURITIES 36.9%

Accredited Mortgage Loan Trust
1.707% due 01/25/2034 •	104	89
1.817% due 01/25/2035 •	705	607

ACE Securities Corp. Home Equity Loan Trust
3.572% due 06/25/2033 ^•	112	112

Allegro CLO Ltd.
2.990% due 01/30/2026 •	171	171

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.997% due 12/25/2033 •	3,156	2,858

Asset-Backed Funding Certificates Trust
1.567% due 04/25/2034 •	861	861

B2R Mortgage Trust
2.567% due 06/15/2049	2,066	2,059

Barings BDC Static CLO Ltd.
2.851% due 04/15/2027 •	1,939	1,921

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ	36	33

Bear Stearns Asset-Backed Securities Trust
1.947% due 11/25/2042 •	182	173
3.608% due 10/25/2036 ~	1,230	947

Business Jet Securities LLC
4.447% due 06/15/2033	1,914	1,558

California Republic Auto Receivables Trust
1.830% due 12/15/2021	547	545

Cent CLO Ltd.
2.901% due 10/15/2026 •	2,900	2,844

Chesapeake Funding LLC
2.940% due 04/15/2031	3,034	3,022

College Avenue Student Loans LLC
2.147% due 12/26/2047 •	981	938
3.280% due 12/28/2048	2,387	2,438
4.130% due 12/26/2047	1,348	1,439

Countrywide Asset-Backed Certificates Trust, Inc.
1.407% due 09/25/2034 •	11	11
1.487% due 12/25/2034 •	2,127	1,995

Credit Acceptance Auto Loan Trust
3.210% due 08/17/2026	500	498

Credit Suisse First Boston Mortgage Securities Corp.
2.597% due 05/25/2043 •	689	673

Credit-Based Asset Servicing & Securitization LLC
6.780% due 05/25/2035 þ	536	518

Dryden Senior Loan Fund
2.731% due 10/15/2027 •	5,008	4,802

ECMC Group Student Loan Trust
1.947% due 07/25/2069 •	954	934

Enterprise Fleet Financing LLC
3.140% due 02/20/2024	2,301	2,295

EquiFirst Mortgage Loan Trust
1.830% due 09/25/2033 •	87	79

Fremont Home Loan Trust
1.967% due 06/25/2035 •	172	171

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024	3,769	3,717
2.470% due 11/15/2023	5,521	5,170
3.060% due 04/17/2023	10,659	10,434
3.370% due 01/17/2023	833	830

GLS Auto Receivables Trust
3.250% due 04/18/2022	776	770
4.170% due 04/15/2024	2,320	2,133

GMF Floorplan Owner Revolving Trust
2.700% due 04/15/2024	1,400	1,396
2.900% due 04/15/2026	3,500	3,235

GoldentTree Loan Management U.S. CLO Ltd.
2.596% due 04/20/2029 •	1,200	1,137

GSAMP Trust
1.797% due 01/25/2045 •	769	764

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSRPM Mortgage Loan Trust
1.457% due 03/25/2035 •	$351	$348

Home Equity Asset Trust
1.547% due 11/25/2032 •	8	6

Home Equity Mortgage Loan Asset-Backed Trust
1.467% due 10/25/2035 •	1,600	1,229

HSI Asset Securitization Corp. Trust
0.997% due 10/25/2036 •	7	3

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.372% due 05/25/2033 ~	739	723

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	574	562

Lehman XS Trust
1.097% due 04/25/2037 ^•	473	470

Long Beach Mortgage Loan Trust
1.507% due 10/25/2034 •	736	591
1.647% due 03/25/2032 •	20	20
1.802% due 07/25/2034 •	285	246

Merrill Lynch Mortgage Investors Trust
1.967% due 07/25/2035 •	316	307

Morgan Stanley ABS Capital, Inc. Trust
1.592% due 09/25/2035 •	7,894	7,672

Morgan Stanley Dean Witter Capital, Inc. Trust
2.297% due 02/25/2033 •	112	107

Mountain View CLO Ltd.
1.795% due 10/16/2029 •	1,400	1,316
2.668% due 10/13/2027 •	1,046	1,001

Nassau Ltd.
2.960% due 10/15/2029 •	1,900	1,804

Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0

Navient Private Education Refi Loan Trust
1.605% due 11/15/2068 •	200	194
3.010% due 12/15/2059	2,000	1,804
3.130% due 02/15/2068	300	296
3.190% due 02/18/2042	600	611
3.520% due 06/16/2042	200	203

Navient Student Loan Trust
1.747% due 07/26/2066 •	3,523	3,413
4.000% due 12/15/2059	6,100	6,334

NovaStar Mortgage Funding Trust
1.687% due 02/25/2034 •	2,832	2,604

Ocean Trails CLO
2.981% due 07/15/2028 •	500	491

Octagon Investment Partners Ltd.
2.681% due 07/15/2027 •	900	871

Option One Mortgage Loan Trust Asset-Backed Certificates
1.587% due 07/25/2033 •	147	131

Oscar U.S. Funding LLC
2.490% due 08/10/2022	659	662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.982% due 02/25/2035 •	$466	$463

Prestige Auto Receivables Trust
2.970% due 12/15/2021	263	262

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024	53	53

Renaissance Home Equity Loan Trust
1.647% due 08/25/2032 •	10	8
2.047% due 09/25/2037 •	3,708	1,678

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	894	586

Residential Asset Securities Corp. Trust
1.207% due 07/25/2036 •	10,530	10,169

Santander Retail Auto Lease Trust
1.690% due 01/20/2023	2,320	2,304
1.740% due 07/20/2023	4,460	4,399

Shackleton CLO Ltd.
2.949% due 10/20/2028 •	1,500	1,429

SLC Student Loan Trust
0.851% due 03/15/2027 •	448	446

SMB Private Education Loan Trust
2.230% due 09/15/2037	600	600
2.490% due 06/15/2027	707	695
2.840% due 06/15/2037	700	663
2.880% due 09/15/2034	292	299

SoFi Professional Loan Program LLC
1.860% due 11/26/2040	727	726
2.340% due 04/25/2033	2,517	2,526
2.390% due 02/25/2042	350	350
2.490% due 01/25/2036	1,996	2,012
2.510% due 08/25/2033	52	53
2.630% due 07/25/2040	4,801	4,767
2.650% due 09/25/2040	3,139	3,128
2.740% due 05/25/2040	3,658	3,706
2.780% due 08/17/2048	5,255	5,271

SoFi Professional Loan Program Trust
3.120% due 02/25/2048	173	174

Soundview Home Loan Trust
2.247% due 11/25/2033 •	56	54

Springleaf Funding Trust
2.680% due 07/15/2030	5,240	5,031

Starwood Commercial Mortgage Trust
1.785% due 07/15/2038 •	2,800	2,591

Symphony CLO Ltd.
2.788% due 07/14/2026 •	2,330	2,263

Towd Point Mortgage Trust
1.947% due 05/25/2058 •	1,993	1,966
1.947% due 10/25/2059 •	177	174
2.900% due 10/25/2059 ~	11,369	11,137
3.000% due 11/25/2059 ~	884	878
4.170% due 11/25/2058 ~	800	687

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tralee CLO Ltd.
2.849% due 10/20/2027 •	$4,702	$4,629

Tricon American Homes Trust
2.716% due 09/17/2034	1,489	1,481
2.916% due 09/17/2034	1,100	1,085
3.215% due 09/17/2034	100	98

TruPS Financials Note Securitization Ltd.
2.686% due 09/20/2039 •	3,234	2,976

Upstart Securitization Trust
2.322% due 04/22/2030	400	378

Venture CLO Ltd.
0.000% due 08/28/2029 •	1,900	1,803
3.049% due 04/20/2029 •	3,300	3,192

Total Asset-Backed Securities (Cost $193,066)		185,386

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (d) 0.2%
		1,052

U.S. TREASURY BILLS 0.4%
0.005% due 06/18/2020 (b)(c)(h)	1,869	1,869

Total Short-Term Instruments (Cost $2,921)		2,921

Total Investments in Securities (Cost $564,816)		557,547

	SHARES
INVESTMENTS IN AFFILIATES 18.2%

SHORT-TERM INSTRUMENTS 18.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.2%

PIMCO Short-Term Floating NAV Portfolio III	9,348,297	91,810

Total Short-Term Instruments (Cost $92,086)		91,810

Total Investments in Affiliates (Cost $92,086)		91,810

Total Investments 129.1% (Cost $656,902)		$649,357

Financial Derivative Instruments (e)(g) (0.0)% (Cost or Premiums, net $(305))		(174)

Other Assets and Liabilities, net (29.1)%		(146,105)

Net Assets 100.0%		$503,078

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	145

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$1,052	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(1,078)	$1,052	$1,052

Total Repurchase Agreements						$(1,078)	$1,052	$1,052

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,052	$0	$0	$1,052	$(1,078)	$(26)

Total Borrowings and Other Financing Transactions	$1,052	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	256	$	35,504	$1,456	$0	$(36)

Total Futures Contracts					$1,456	$0	$(36)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	Semi-Annual	06/21/2020	$21,400	$343	$(411)	$(68)	$1	$0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2021	10,900	272	(401)	(129)	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	600	2	(15)	(13)	0	0
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	4,500	52	(111)	(59)	0	(4)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	25,300	(899)	(3,122)	(4,021)	23	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	14,300	617	(1,792)	(1,175)	31	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	9,100	413	(1,159)	(746)	14	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	2,900	201	(397)	(196)	8	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029	1,900	(3)	(243)	(246)	10	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029	1,400	44	(156)	(112)	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	6,300	(75)	(549)	(624)	32	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	3,800	(67)	(405)	(472)	19	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	1,800	(2)	(226)	(228)	10	0
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	24,580	926	(2,218)	(1,292)	139	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	(29)	(30)	3	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	300	(1)	(58)	(59)	8	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	(157)	(161)	20	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	300	(1)	(58)	(59)	8	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050	7,500	(32)	(2,226)	(2,258)	225	0

Total Swap Agreements						$1,785	$(13,733)	$(11,948)	$558	$(5)

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$558	$558	$0	$(36)	$(5)	$(41)

(f)

Securities with an aggregate market value of $3,603 and cash of $1,533 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	11,173	$(208)	$210	$2	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		22,840	(657)	646	0	(11)

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		200	(1)	(5)	0	(6)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		4,004	(67)	68	1	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		36,050	(647)	252	0	(395)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,955	10	(10)	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		3,150	(183)	175	0	(8)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		100	(4)	3	0	(1)

MYC	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		9,311	(180)	181	1	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		3,575	(95)	93	0	(2)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		1,800	(39)	19	0	(20)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		9,000	(19)	(233)	0	(252)

Total Swap Agreements							$(2,090)	$1,399	$4	$(695)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$0	$0	$2	$2	$0	$0	$(11)	$(11)	$(9)	$302	$293
FBF	0	0	1	1	0	0	(6)	(6)	(5)	0	(5)
GST	0	0	0	0	0	0	(404)	(404)	(404)	646	242
MYC	0	0	1	1	0	0	(2)	(2)	(1)	(59)	(60)
SAL	0	0	0	0	0	0	(272)	(272)	(272)	350	78

Total Over the Counter	$0	$0	$4	$4	$0	$0	$(695)	$(695)

(h)

Securities with an aggregate market value of $1,298 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	147

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$558	$558

Over the counter
Swap Agreements	$0	$4	$0	$0	$0	$4

	$0	$4	$0	$0	$558	$562

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$36	$36
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$0	$41	$41

Over the counter
Swap Agreements	$0	$695	$0	$0	$0	$695

	$0	$695	$0	$0	$41	$736

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	2,623	2,623
Swap Agreements	0	0	0	0	(2,445)	(2,445)

	$0	$0	$0	$0	$181	$181

Over the counter
Written Options	$0	$0	$0	$0	$16	$16
Swap Agreements	0	557	0	0	0	557

	$0	$557	$0	$0	$16	$573

	$0	$557	$0	$0	$197	$754

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$949	$949
Swap Agreements	0	0	0	0	(13,147)	(13,147)

	$0	$0	$0	$0	$(12,198)	$(12,198)

Over the counter
Swap Agreements	$0	$(1,355)	$0	$0	$0	$(1,355)

	$0	$(1,355)	$0	$0	$(12,198)	$(13,553)

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$22	$0	$22
Industrials	0	540	0	540
U.S. Government Agencies	0	253,120	0	253,120
U.S. Treasury Obligations	0	6,470	0	6,470
Non-Agency Mortgage-Backed Securities	0	109,088	0	109,088
Asset-Backed Securities	0	185,386	0	185,386
Short-Term Instruments
Repurchase Agreements	0	1,052	0	1,052
U.S. Treasury Bills	0	1,869	0	1,869

	$0	$557,547	$0	$557,547

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$91,810	$0	$0	$91,810

Total Investments	$91,810	$557,547	$0	$649,357

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$558	$0	$558
Over the counter	0	4	0	4

	$0	$562	$0	$562

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(36)	(5)	0	(41)
Over the counter	0	(695)	0	(695)

	$(36)	$(700)	$0	$(736)

Total Financial Derivative Instruments	$(36)	$(138)	$0	$(174)

Totals	$91,774	$557,409	$0	$649,183

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	149

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.8%

CORPORATE BONDS & NOTES 41.8%

BANKING & FINANCE 31.5%

ABN AMRO Bank NV
2.208% (US0003M + 0.570%) due 08/27/2021 ~	$7,000	$6,812

AerCap Ireland Capital DAC
4.625% due 10/30/2020	8,400	8,149

African Development Bank
0.751% (US0003M + 0.010%) due 12/15/2021 ~	58,000	57,833
0.931% (US0003M + 0.190%) due 06/15/2020 ~	1,500	1,497

AIG Global Funding
1.931% (US0003M + 0.480%) due 07/02/2020 ~	3,500	3,476

American Express Co.
2.341% (US0003M + 0.600%) due 11/05/2021 ~	4,100	4,037
3.700% due 11/05/2021	4,100	4,198

American Express Credit Corp.
2.377% (US0003M + 0.730%) due 05/26/2020 ~	5,000	4,999

American Honda Finance Corp.
1.001% (US0003M + 0.260%) due 06/16/2020 ~	3,000	2,981
1.118% (US0003M + 0.350%) due 06/11/2021 ~	37,400	36,107
2.099% (US0003M + 0.280%) due 10/19/2020 ~	18,900	18,853

American Tower Corp.
2.800% due 06/01/2020	11,600	11,509

Asian Development Bank
0.751% (US0003M + 0.010%) due 12/15/2021 ~	45,000	44,991
0.791% (US0003M + 0.050%) due 03/16/2021 ~	6,000	5,993
0.931% (US0003M + 0.190%) due 06/16/2021 ~	23,216	23,230

Athene Global Funding
2.750% due 04/20/2020	5,200	5,189
2.959% (US0003M + 1.140%) due 04/20/2020 ~	19,900	19,913

Bank of New York Mellon
1.534% (US0003M + 0.280%) due 06/04/2021 ~	21,200	20,893

Barclays PLC
2.875% due 06/08/2020	10,000	9,959

BNG Bank NV
1.938% due 07/14/2020 •	14,600	14,598

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021	350	357

Caterpillar Financial Services Corp.
1.152% (US0003M + 0.100%) due 06/19/2020 ~	3,600	3,585
1.299% (US0003M + 0.300%) due 03/08/2021 ~	9,600	9,425
1.913% (US0003M + 0.200%) due 11/12/2021 ~	11,900	11,682
2.082% (US0003M + 0.390%) due 05/17/2021 ~	14,300	14,012

Citigroup, Inc.
2.069% (US0003M + 1.070%) due 12/08/2021 ~	18,400	18,102
2.700% due 03/30/2021	16,600	16,675
2.953% (US0003M + 1.190%) due 08/02/2021 ~	2,500	2,484
3.104% (US0003M + 1.310%) due 10/26/2020 ~	34,100	33,585

CK Hutchison International Ltd.
2.250% due 09/29/2020	900	901

Cooperatieve Rabobank UA
3.125% due 04/26/2021	2,800	2,822

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse AG
1.199% (SOFRRATE + 0.450%) due 02/04/2022 ~	$28,200	$26,416

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020	13,800	13,793
4.109% (US0003M + 2.290%) due 04/16/2021 ~	17,900	17,913

Crown Castle International Corp.
3.400% due 02/15/2021	12,030	12,114

Dexia Credit Local S.A.
1.574% (US0003M + 0.320%) due 09/04/2020 ~	10,000	9,986

DNB Bank ASA
1.821% (US0003M + 0.370%) due 10/02/2020 ~	5,400	5,353

DNB Boligkreditt A/S
2.000% due 05/28/2020	5,000	5,000

Ford Motor Credit Co. LLC
1.574% (US0003M + 0.790%) due 06/12/2020 ~	23,800	23,095

General Motors Financial Co., Inc.
2.650% due 04/13/2020	11,600	11,591
2.778% (US0003M + 0.930%) due 04/13/2020 ~	60,600	60,472
3.200% due 07/13/2020	10,900	10,869

Goldman Sachs Bank USA
0.994% due 05/24/2021 •	14,200	13,813

Goldman Sachs Group, Inc.
1.941% (US0003M + 1.200%) due 09/15/2020 ~	1,700	1,699
3.154% (US0003M + 1.360%) due 04/23/2021 ~	8,900	8,847
3.449% (US0003M + 1.770%) due 02/25/2021 ~	22,000	21,553

Harley-Davidson Financial Services, Inc.
2.196% (US0003M + 0.500%) due 05/21/2020 ~	13,900	13,854
2.520% (US0003M + 0.940%) due 03/02/2021 ~	3,500	3,497

HSBC Bank PLC
4.125% due 08/12/2020	3,200	3,209

HSBC Holdings PLC
1.434% (US0003M + 0.650%) due 09/11/2021 ~	29,800	29,142
2.292% (US0003M + 0.600%) due 05/18/2021 ~	3,700	3,625
3.239% (US0003M + 2.240%) due 03/08/2021 ~	20,450	20,334
3.339% (US0003M + 1.660%) due 05/25/2021 ~	6,157	6,103
3.400% due 03/08/2021	7,400	7,443
5.100% due 04/05/2021	500	511

HSH Portfoliomanagement AoeR
2.022% (US0003M + 0.330%) due 11/19/2021 ~	12,000	12,060

International Finance Corp.
0.751% (US0003M + 0.010%) due 12/15/2020 ~	8,000	7,990
0.921% (US0003M + 0.180%) due 12/15/2021 ~	53,000	52,987

Jackson National Life Global Funding
2.094% (US0003M + 0.300%) due 04/27/2020 ~	3,000	2,999
2.131% (US0003M + 0.300%) due 10/15/2020 ~	7,500	7,449

JPMorgan Chase Bank N.A.
2.134% (US0003M + 0.340%) due 04/26/2021 ~	22,900	22,319
3.086% due 04/26/2021 •	17,600	17,593

Landwirtschaftliche Rentenbank
2.043% (US0003M + 0.350%) due 02/19/2021 ~	4,000	4,009

Lloyds Bank PLC
2.232% (US0003M + 0.490%) due 05/07/2021 ~	1,100	1,036

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Macquarie Bank Ltd.
2.915% (US0003M + 1.120%) due 07/29/2020 ~	$8,400	$8,419

Manufacturers & Traders Trust Co.
2.156% (US0001M + 1.215%) due 12/28/2020 ~	4,000	3,989

Marsh & McLennan Cos., Inc.
2.575% (US0003M + 1.200%) due 12/29/2021 ~	1,800	1,802
3.500% due 12/29/2020	3,100	3,125

Metropolitan Life Global Funding
0.510% (SOFRRATE + 0.500%) due 05/28/2021 ~	30,200	29,035
0.580% due 09/07/2020 •	31,500	31,165
1.184% (US0003M + 0.400%) due 06/12/2020 ~	2,000	1,994
2.000% due 04/14/2020	2,400	2,398
2.050% due 06/12/2020	4,000	3,998

Mitsubishi UFJ Financial Group, Inc.
1.833% (US0003M + 1.060%) due 09/13/2021 ~	7,023	6,861
2.190% due 09/13/2021	994	981
2.444% (US0003M + 0.650%) due 07/26/2021 ~	5,000	4,793
2.950% due 03/01/2021	756	756
3.535% due 07/26/2021	700	707

Mitsubishi UFJ Trust & Banking Corp.
2.650% due 10/19/2020	3,900	3,900

Mizuho Financial Group, Inc.
1.913% (US0003M + 1.140%) due 09/13/2021 ~	23,260	22,592
2.632% due 04/12/2021	3,000	3,001
3.318% (US0003M + 1.480%) due 04/12/2021 ~	37,700	36,918

Morgan Stanley
2.999% (US0003M + 1.180%) due 01/20/2022 ~	72,300	71,936

MUFG Bank Ltd.
2.750% due 09/14/2020	1,700	1,688

Nederlandse Waterschapsbank NV
1.744% (US0003M + 0.010%) due 11/10/2020 ~	15,500	15,493

New York Life Global Funding
2.075% (US0003M + 0.280%) due 01/28/2021 ~	11,500	11,292

Nissan Motor Acceptance Corp.
1.765% (US0003M + 0.390%) due 09/28/2020 ~	7,800	7,721
1.765% due 09/28/2020 •	300	297
2.150% due 07/13/2020	500	497
2.150% due 09/28/2020	4,300	4,223
2.238% (US0003M + 0.390%) due 07/13/2020 ~	41,500	41,317

Nordea Bank Abp
2.083% (US0003M + 0.470%) due 05/29/2020 ~	3,000	2,994

NRW Bank
1.374% (US0003M + 0.060%) due 03/05/2021 ~	14,000	14,000
1.774% (US0003M + 0.040%) due 02/08/2021 ~	14,000	14,012
1.883% (US0003M + 0.120%) due 02/01/2022 ~	27,000	27,121

NTT Finance Corp.
1.905% (US0003M + 0.530%) due 06/29/2020 ~	4,700	4,680

Oesterreichische Kontrollbank AG
0.751% (US0003M + 0.010%) due 09/15/2020 ~	146,800	146,616

Protective Life Global Funding
2.262% due 04/08/2020	1,950	1,949

Royal Bank of Canada
2.100% due 10/14/2020	1,500	1,497

Santander UK Group Holdings PLC
2.875% due 10/16/2020	23,230	23,227
3.125% due 01/08/2021	5,200	5,190

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander UK PLC
2.063% (US0003M + 0.300%) due 11/03/2020 ~	$600	$599
2.125% due 11/03/2020	8,900	8,850
3.400% due 06/01/2021	15,600	15,634
3.750% due 11/15/2021	3,000	2,923

Skandinaviska Enskilda Banken AB
2.122% (US0003M + 0.430%) due 05/17/2021 ~	6,200	5,998
3.250% due 05/17/2021	7,300	7,348

Standard Chartered PLC
2.250% due 04/17/2020	10,966	10,946

Sumitomo Mitsui Banking Corp.
2.213% (US0003M + 0.370%) due 10/16/2020 ~	6,200	6,120

Sumitomo Mitsui Financial Group, Inc.
2.679% (US0003M + 1.680%) due 03/09/2021 ~	5,800	5,738
2.934% due 03/09/2021	2,200	2,204

Svensk Exportkredit AB
0.791% (US0003M + 0.050%) due 12/14/2020 ~	14,000	13,967
0.893% (US0003M + 0.120%) due 12/13/2021 ~	16,000	15,962
1.750% due 05/18/2020	6,000	5,997
1.750% due 08/28/2020	5,450	5,462

Synchrony Bank
3.650% due 05/24/2021	30,800	30,318

Toronto-Dominion Bank
1.113% (US0003M + 0.270%) due 03/17/2021 ~	15,500	15,118
1.850% due 09/11/2020	500	499
1.950% due 04/02/2020	25,000	25,000
2.050% due 10/09/2020	25,000	24,311

Toyota Motor Credit Corp.
0.410% due 10/23/2020 •	16,600	16,405
2.028% (US0003M + 0.150%) due 10/09/2020 ~	31,000	30,716

U.S. Bank N.A.
1.999% (US0003M + 0.180%) due 01/21/2022 ~	17,400	16,735

UBS AG
1.579% due 06/08/2020 •	87,000	86,729

UBS Group AG
2.950% due 09/24/2020	5,060	5,069
3.000% due 04/15/2021	18,500	18,541
3.618% due 04/14/2021 •	22,000	21,548

Wells Fargo & Co.
2.009% (US0003M + 1.010%) due 12/07/2020 ~	1,800	1,791
2.550% due 12/07/2020	27,412	27,491
2.594% (US0003M + 1.340%) due 03/04/2021 ~	4,400	4,324
2.600% due 07/22/2020	7,500	7,502
2.661% (US0003M + 0.930%) due 02/11/2022 ~	4,800	4,709

Wells Fargo Bank N.A.
0.925% (US0001M + 0.220%) due 07/15/2020 ~	2,050	2,046
2.076% (US0003M + 0.380%) due 05/21/2021 ~	78,500	77,466
2.306% (US0003M + 0.500%) due 07/23/2021 ~	19,800	19,307

		1,983,078

INDUSTRIALS 9.5%

AbbVie, Inc.
2.046% (US0003M + 0.350%) due 05/21/2021 ~	38,900	37,795

Amgen, Inc.
2.181% (US0003M + 0.450%) due 05/11/2020 ~	1,500	1,495

Anthem, Inc.
2.500% due 11/21/2020	1,000	997
4.350% due 08/15/2020	6,000	6,043

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT Capital Corp.
2.294% due 08/14/2020 •	$39,213	$38,572

Bayer U.S. Finance LLC
3.000% due 10/08/2021	13,679	13,554

BMW U.S. Capital LLC
2.074% (US0003M + 0.370%) due 08/14/2020 ~	31,500	31,217
2.207% (US0003M + 0.500%) due 08/13/2021 ~	15,000	14,424

Bristol-Myers Squibb Co.
1.892% (US0003M + 0.200%) due 11/16/2020 ~	25,100	24,909

Broadcom, Inc.
3.125% due 04/15/2021	16,920	16,741

Campbell Soup Co.
3.300% due 03/15/2021	250	249

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	4,000	4,043

Charter Communications Operating LLC
3.579% due 07/23/2020	11,620	11,585

Chevron Corp.
2.642% (US0003M + 0.950%) due 05/16/2021 ~	8,400	8,262

Cigna Corp.
3.200% due 09/17/2020	1,000	1,002

Comcast Corp.
1.763% (US0003M + 0.330%) due 10/01/2020 ~	15,400	15,302

Conagra Brands, Inc.
2.378% (US0003M + 0.500%) due 10/09/2020 ~	12,900	12,721
3.800% due 10/22/2021	200	201

CVS Health Corp.
1.719% (US0003M + 0.720%) due 03/09/2021 ~	5,600	5,486
2.800% due 07/20/2020	35,900	35,908

Daimler Finance North America LLC
2.141% (US0003M + 0.390%) due 05/04/2020 ~	31,000	30,877
2.143% (US0003M + 0.430%) due 02/12/2021 ~	4,900	4,725
2.200% due 05/05/2020	200	199
2.271% (US0003M + 0.530%) due 05/05/2020 ~	900	899
3.100% due 05/04/2020	5,300	5,291
3.350% due 05/04/2021	1,000	990

Diageo Capital PLC
3.000% due 05/18/2020	2,100	2,101

Discovery Communications LLC
2.800% due 06/15/2020	4,800	4,789

eBay, Inc.
2.150% due 06/05/2020	1,700	1,699

ERAC USA Finance LLC
5.250% due 10/01/2020	700	711

General Electric Co.
2.631% (US0003M + 0.800%) due 04/15/2020 ~	2,000	1,994

Georgia-Pacific LLC
5.400% due 11/01/2020	3,500	3,534

GlaxoSmithKline Capital PLC
2.054% (US0003M + 0.350%) due 05/14/2021 ~	7,100	6,823

Imperial Brands Finance PLC
2.950% due 07/21/2020	29,914	29,859

International Business Machines Corp.
2.107% (US0003M + 0.400%) due 05/13/2021 ~	16,800	16,600

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	1,500	1,477

Kraft Heinz Foods Co.
2.800% due 07/02/2020	1,213	1,204

Marriott International, Inc.
1.649% (US0003M + 0.650%) due 03/08/2021 ~	2,300	1,966

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~	$400	$394

Mylan NV
3.150% due 06/15/2021	11,000	10,854

Occidental Petroleum Corp.
4.850% due 03/15/2021	500	420

QUALCOMM, Inc.
2.245% (US0003M + 0.550%) due 05/20/2020 ~	38,784	38,702

Reynolds American, Inc.
6.875% due 05/01/2020	9,306	9,330

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	1,000	992

Siemens Financieringsmaatschappij NV
2.150% due 05/27/2020	1,000	1,000

Telefonica Emisiones S.A.
5.134% due 04/27/2020	18,900	18,902
5.462% due 02/16/2021	1,100	1,116

Tyson Foods, Inc.
2.146% (US0003M + 0.450%) due 08/21/2020 ~	6,100	6,087

UnitedHealth Group, Inc.
1.950% due 10/15/2020	9,500	9,499

VMware, Inc.
2.300% due 08/21/2020	8,600	8,509

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	5,700	5,681
2.477% (US0003M + 0.770%) due 11/13/2020 ~	19,800	19,552
3.875% due 11/13/2020	5,000	4,984

Vulcan Materials Co.
1.341% (US0003M + 0.600%) due 06/15/2020 ~	400	397

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	64,500	64,500

		597,163

UTILITIES 0.8%

AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~	1,400	1,360
2.781% (US0003M + 0.950%) due 07/15/2021 ~	2,561	2,503

BG Energy Capital PLC
4.000% due 12/09/2020	13,900	13,857

Duke Energy Corp.
2.204% (US0003M + 0.500%) due 05/14/2021 ~	30,690	30,372

Exelon Corp.
2.850% due 06/15/2020	500	500

Exelon Generation Co. LLC
4.000% due 10/01/2020	3,050	3,039

Kentucky Utilities Co.
3.250% due 11/01/2020	2,000	1,993

		53,624

Total Corporate Bonds & Notes (Cost $2,664,036)		2,633,865

U.S. GOVERNMENT AGENCIES 2.8%

Federal Farm Credit Bank
0.816% due 01/12/2021 •	75,000	74,969

Federal Home Loan Bank
1.750% due 08/27/2021	10,000	10,020

Freddie Mac
1.150% due 04/01/2022 - 04/08/2022 (a)	87,900	87,892

Total U.S. Government Agencies (Cost $172,915)		172,881

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	151

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.5%

CNH Equipment Trust
1.995% due 11/16/2020	$8,499	$8,477

Enterprise Fleet Financing LLC
1.973% due 11/20/2020	6,274	6,259

GM Financial Consumer Automobile Receivables Trust
1.766% due 01/19/2021	4,709	4,706

HPEFS Equipment Trust
2.150% due 10/09/2020	3,019	3,020

MMAF Equipment Finance LLC
2.125% due 10/09/2020	3,429	3,428

Santander Retail Auto Lease Trust
1.981% due 10/20/2020	1,037	1,036

Tesla Auto Lease Trust
2.005% due 12/18/2020	5,270	5,268

Total Asset-Backed Securities (Cost $32,237)		32,194

SOVEREIGN ISSUES 7.4%

Agence Francaise de Developpement EPIC
1.172% (US0003M + 0.120%) due 06/19/2020 ~	28,000	28,021
1.875% due 09/14/2020	4,200	4,222

BNG Bank NV
2.625% due 01/15/2021	10,000	10,155

Caisse des Depots et Consignations
1.541% (US0003M + 0.090%) due 10/02/2020 ~	9,000	9,001

CPPIB Capital, Inc.
1.873% (US0003M + 0.030%) due 10/16/2020 ~	13,000	12,966

Export Development Canada
0.999% (US0003M) due 12/07/2020 ~	47,000	46,884
1.813% (US0003M + 0.130%) due 11/23/2020 ~	10,000	10,005

Industrial Bank of Korea
2.000% due 04/23/2020	1,800	1,800

Japan Bank for International Cooperation
2.060% (US0003M + 0.480%) due 06/01/2020 ~	21,500	21,490
2.209% (US0003M + 0.390%) due 07/21/2020 ~	59,050	59,064

Japan Finance Organization for Municipalities
2.000% due 09/08/2020	24,200	24,326

Kommunalbanken A/S
1.071% (US0003M + 0.330%) due 06/16/2020 ~	11,300	11,286

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.129% (US0003M + 0.130%) due 09/08/2021 ~	$1,500	$1,502
1.871% (US0003M + 0.040%) due 04/15/2021 ~	10,000	10,003

Municipality Finance PLC
1.742% (US0003M + 0.050%) due 02/17/2021 ~	16,502	16,516
1.804% (US0003M + 0.010%) due 10/26/2020 ~	11,500	11,503

Nederlandse Waterschapsbank NV
0.811% (US0003M + 0.070%) due 12/15/2021 ~	45,000	44,946
1.744% (US0003M + 0.010%) due 11/10/2020 ~	80,000	79,961

Province of Quebec
1.325% (US0003M + 0.130%) due 09/21/2020 ~	61,200	61,171

Tokyo Metropolitan Government
2.125% due 05/19/2020	3,000	3,004

Total Sovereign Issues (Cost $467,994)		467,826

SHORT-TERM INSTRUMENTS 63.3%

CERTIFICATES OF DEPOSIT 2.4%

Bank of Montreal
0.410% (SOFRRATE + 0.400%) due 10/02/2020 ~	49,600	49,475

Credit Suisse AG
0.340% (SOFRRATE + 0.330%) due 01/15/2021 ~	2,000	1,983

Goldman Sachs Bank USA
0.770% due 02/26/2021 •	25,000	24,878

Royal Bank of Canada
0.320% (SOFRRATE + 0.310%) due 08/14/2020 ~	75,000	74,674

		151,010

COMMERCIAL PAPER 6.9%

American Electric Power Co., Inc.
4.250% due 04/06/2020	82,500	82,462

American Express Credit Corp.
1.940% due 04/13/2020	37,700	37,683

British Aerospace PLC
1.500% due 06/08/2020	36,300	36,071

Broadcom, Inc.
1.500% due 04/02/2020	16,000	15,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caterpillar Financial Services Ltd.
1.750% due 04/01/2020	$1,000	$1,000

Daimler Finance North America LLC
1.810% due 05/05/2020	5,000	4,984

ERP Operating Ltd. Partnership
3.000% due 04/21/2020	4,000	3,992
3.250% due 04/21/2020	45,000	44,916

Northrop Grumman Corp.
3.250% due 04/29/2020	4,000	3,990
3.260% due 04/29/2020	1,000	997
3.400% due 04/29/2020	77,400	77,198

Sempra Energy Holdings
1.850% due 04/06/2020	35,600	35,584
1.850% due 04/21/2020	35,500	35,434

Starbucks Corp.
1.800% due 05/11/2020	29,500	29,427

VW Credit, Inc.
4.750% due 04/01/2020	26,000	25,998

		435,734

REPURCHASE AGREEMENTS (d) 49.3%
		3,107,010

SHORT-TERM NOTES 0.1%

CarMax Auto Owner Trust
1.776% due 01/15/2021	4,561	4,557

Hyundai Auto Lease Securitization Trust 2020-A
1.775% due 01/15/2021	1,282	1,277

		5,834

U.S. TREASURY BILLS 4.6%
0.046% due 05/07/2020 - 07/02/2020 (a)(b)(c)	290,000	289,967

Total Short-Term Instruments (Cost $3,990,331)		3,989,555

Total Investments in Securities (Cost $7,327,513)		7,296,321

Total Investments 115.8% (Cost $7,327,513)		$7,296,321

Other Assets and Liabilities, net (15.8)%		(995,203)

Net Assets 100.0%		$6,301,118

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.010%	04/01/2020	04/02/2020	$200,000	U.S. Treasury Bonds 3.375% due 11/15/2048	$(204,013)	$200,000	$200,000
	0.010	04/01/2020	04/02/2020	400,000	U.S. Treasury Notes 1.500% - 2.875% due 07/31/2023 - 11/30/2026	(408,447)	400,000	400,000
	0.020	03/31/2020	04/01/2020	400,000	U.S. Treasury Notes 1.500% - 2.875% due 07/31/2023 - 08/15/2026	(408,693)	400,000	400,000
BOS	0.000	04/01/2020	04/02/2020	55,700	U.S. Treasury Bonds 3.000% - 4.250% due 05/15/2039 - 05/15/2047	(57,341)	55,700	55,700
	0.400	03/19/2020	04/02/2020	350,000	U.S. Treasury Bonds 2.500% - 2.875% due 05/15/2046 - 11/15/2046	(409,903)	350,000	350,051
BRC	0.000	04/01/2020	04/02/2020	50,000	U.S. Treasury Bonds 2.500% due 05/15/2046	(51,165)	50,000	50,000
DEU	0.000	03/31/2020	04/01/2020	102,800	U.S. Treasury Bonds 2.750% due 11/15/2047	(104,930)	102,800	102,800
	0.000	04/01/2020	04/02/2020	9,400	U.S. Treasury Inflation Protected Securities 0.500% due 04/15/2024	(9,583)	9,400	9,400
FICC	0.000	03/31/2020	04/01/2020	188,010	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(191,774)	188,010	188,010
	0.000	04/01/2020	04/02/2020	500,000	U.S. Treasury Notes 2.500% due 05/15/2046	(510,004)	500,000	500,000
	0.010	03/31/2020	04/01/2020	700,000	U.S. Treasury Inflation Protected Securities 0.250% due 07/15/2029	(714,004)	700,000	700,000
JPS	0.010	03/31/2020	04/01/2020	25,000	U.S. Treasury Inflation Protected Securities 0.500% due 01/15/2028	(25,447)	25,000	25,000
MBC	0.000	03/31/2020	04/01/2020	59,900	U.S. Treasury Notes 3.125% due 05/15/2021	(61,880)	59,900	59,900
RDR	0.000	03/31/2020	04/01/2020	66,200	U.S. Treasury Notes 2.000% - 2.250% due 11/15/2024 - 11/15/2026	(67,765)	66,200	66,200

Total Repurchase Agreements						$(3,224,949)	$3,107,010	$3,107,061

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BCY	$1,000,000	$0	$0	$1,000,000	$(1,021,154)	$(21,154)
BOS	405,751	0	0	405,751	(411,415)	(5,664)
BRC	50,000	0	0	50,000	(51,165)	(1,165)
DEU	112,200	0	0	112,200	(114,512)	(2,312)
FICC	1,388,010	0	0	1,388,010	(1,415,782)	(27,772)
JPS	25,000	0	0	25,000	(25,447)	(447)
MBC	59,900	0	0	59,900	(61,880)	(1,980)
RDR	66,200	0	0	66,200	(67,765)	(1,565)

Total Borrowings and Other Financing Transactions	$3,107,061	$0	$0

Cash of $55,829 has been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	153

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,983,078	$0	$1,983,078
Industrials	0	597,163	0	597,163
Utilities	0	53,624	0	53,624
U.S. Government Agencies	47,900	124,981	0	172,881
Asset-Backed Securities	0	32,194	0	32,194
Sovereign Issues	0	467,826	0	467,826

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short-Term Instruments
Certificates of Deposit	$0	$151,010	$0	$151,010
Commercial Paper	0	435,734	0	435,734
Repurchase Agreements	0	3,107,010	0	3,107,010
Short-Term Notes	0	5,834	0	5,834
U.S. Treasury Bills	0	289,967	0	289,967

Total Investments	$47,900	$7,248,421	$0	$7,296,321

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.6%

MUNICIPAL BONDS & NOTES 0.0%

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$1,005	$1,005

Total Municipal Bonds & Notes (Cost $1,005)		1,005

U.S. GOVERNMENT AGENCIES 6.6%

Fannie Mae
1.067% due 03/25/2034 •	180	180
1.297% due 05/25/2042 •	138	137
1.547% due 08/25/2022 •	1	1
1.647% due 04/25/2022 •	1	1
1.687% due 12/25/2036 •	226	224
1.757% due 03/25/2036 •	103	102
1.847% due 04/25/2032 •	83	84
1.867% due 06/25/2033 •	114	112
1.910% due 07/25/2032 •	278	272
1.967% due 11/25/2032 •	1	1
2.014% due 03/25/2032 •	284	284
2.286% due 11/01/2020 •	1	1
3.253% due 02/01/2041 - 10/01/2044 •	2,210	2,175
3.280% due 03/01/2035 •	235	238
3.595% due 02/01/2026 •	3	3
3.598% due 09/01/2033 •	1	1
3.673% due 12/01/2032 •	3	3
3.737% due 12/01/2035 •	26	26
3.794% due 01/01/2036 •	539	546
3.802% due 11/01/2035 •	109	110
3.895% due 12/01/2029 •	6	6
3.973% due 08/01/2028 •	7	7
4.009% due 11/01/2035 •	110	111
4.027% due 12/01/2029 •	5	5
4.089% due 05/01/2025 •	3	3
4.104% due 10/01/2032 •	7	7
4.145% due 09/01/2028 •	4	4
4.190% due 12/01/2022 •	2	2
4.202% due 12/01/2029 •	1	1
4.235% due 09/01/2031 •	11	11
4.344% due 08/01/2036 •	52	53
4.348% due 10/01/2025 •	14	14

Freddie Mac
0.000% due 03/15/2030 - 01/15/2032 (a)	21,735	18,472
1.067% due 07/25/2031 •	328	326
1.205% due 06/15/2030 - 12/15/2032 •	46	46
1.255% due 06/15/2031 •	19	19
1.405% due 02/15/2027 •	3	3
3.166% due 10/25/2044 •	1,329	1,310
3.189% due 02/25/2045 •	416	408
3.366% due 07/25/2044 •	827	869
3.702% due 02/01/2024 •	8	8
3.777% due 02/01/2032 •	2	2
3.801% due 02/01/2035 •	164	166
3.855% due 02/01/2032 •	1	1
4.364% due 01/01/2032 •	6	6
4.500% due 06/15/2035 - 09/15/2035	1,310	1,402
4.534% due 06/01/2035 •	1,141	1,154
4.668% due 02/01/2025 •	3	3
4.708% due 05/01/2032 •	5	5
4.899% due 07/01/2029 •	5	5
5.000% due 01/15/2034	2,683	3,059
5.500% due 08/15/2030 - 10/01/2039	71	79
6.500% due 10/25/2043	506	629

Ginnie Mae
3.125% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2024 ~	19	19
3.250% (H15T1Y + 1.500%) due 07/20/2025 - 08/20/2026 ~	165	170
3.875% (H15T1Y + 1.500%) due 04/20/2023 - 05/20/2024 ~	100	101
3.875% due 04/20/2027 - 04/20/2032 •	67	70

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% (H15T1Y + 1.500%) due 02/20/2024 - 02/20/2026 ~•	$19	$19
4.000% due 03/20/2025 - 02/20/2030 •	365	369

Israel Government AID Bond
0.000% due 11/01/2024 (b)	133,000	126,770

Residual Funding Corp. STRIPS (b)
0.000% due 01/15/2030	18,000	15,573

Small Business Administration
2.500% (PRIME - 2.250%) due 03/25/2025 - 05/25/2025 ~	43	43
4.500% due 03/01/2023	46	48
4.760% due 09/01/2025	2,087	2,190
4.770% due 04/01/2024	488	508
4.930% due 01/01/2024	224	234
5.240% due 08/01/2023	170	178
7.220% due 11/01/2020	16	16

Uniform Mortgage-Backed Security
4.000% due 05/01/2030 - 12/01/2041	1,976	2,143
4.500% due 04/01/2028 - 11/01/2029	280	305

Total U.S. Government Agencies (Cost $150,766)		181,453

U.S. TREASURY OBLIGATIONS 88.6%

U.S. Treasury Bonds
2.750% due 08/15/2042	117,500	151,772
2.750% due 11/15/2042	110,900	143,299
2.875% due 05/15/2043	270,960	357,138
3.000% due 05/15/2042	201,200	270,174
3.000% due 11/15/2044	237,300	321,338
3.125% due 02/15/2043	41,250	56,429
3.125% due 08/15/2044	45,000	62,049
3.625% due 08/15/2043	53,000	78,167
3.625% due 02/15/2044	55,000	81,396
3.750% due 11/15/2043	54,720	82,294
4.375% due 02/15/2038	84,630	132,062
4.375% due 05/15/2040	1,490	2,369
4.500% due 05/15/2038	31,463	49,849
8.000% due 11/15/2021 (e)	44,700	50,353

U.S. Treasury Notes
1.875% due 08/31/2024	8,680	9,254
2.000% due 08/31/2021 (e)	7,000	7,178
2.000% due 07/31/2022	333,000	346,736
2.125% due 03/31/2024	4,700	5,035
2.125% due 07/31/2024	21,600	23,237
2.125% due 09/30/2024	27,200	29,346
2.125% due 11/30/2024 (e)	4,000	4,325
2.250% due 10/31/2024	49,610	53,858
2.250% due 11/15/2024	38,950	42,308
2.250% due 11/15/2025	47,400	52,075
2.375% due 02/29/2024	4,870	5,262
2.375% due 08/15/2024	4,300	4,677
2.500% due 01/31/2024	12,050	13,050
2.875% due 11/30/2023	5,010	5,479
2.875% due 05/15/2028	9,680	11,420

Total U.S. Treasury Obligations (Cost $2,099,190)		2,451,929

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%

Bear Stearns Adjustable Rate Mortgage Trust
3.755% due 02/25/2033 ~	14	12
4.016% due 04/25/2033 ~	38	36
4.088% due 04/25/2033 ~	40	38
4.260% due 04/25/2033 ~	3	3
4.262% due 01/25/2034 ~	179	169
4.635% due 11/25/2034 ~	602	521

Bear Stearns ALT-A Trust
1.107% due 02/25/2034 •	1,143	1,004
3.775% due 11/25/2036 ^~	16,241	12,245
3.877% due 11/25/2036 ~	9,313	7,708

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.197% due 08/25/2035 •	252	230

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
4.810% due 05/25/2035 •	$294	$277

Countrywide Alternative Loan Trust
0.953% due 02/20/2047 ^•	4,073	2,764
0.983% due 03/20/2046 •	3,148	2,418
1.107% due 02/25/2047 •	401	325
1.127% due 05/25/2047 •	2,598	2,061
1.147% due 05/25/2036 •	47	35
1.157% due 05/25/2035 •	529	437
1.227% due 12/25/2035 •	223	192
2.966% due 02/25/2036 •	261	216
5.500% due 03/25/2036 ^	1,159	771

Countrywide Home Loan Mortgage Pass-Through Trust
1.407% due 05/25/2035 •	833	666
1.527% due 04/25/2035 •	104	93
1.607% due 02/25/2035 •	510	442
1.627% due 02/25/2035 •	288	238
2.786% due 04/25/2035 ~	321	254
3.750% due 09/20/2036 ^~	3,352	2,750

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1

Downey Savings & Loan Association Mortgage Loan Trust
1.010% due 08/19/2045 •	338	284

GreenPoint Mortgage Funding Trust
1.387% due 06/25/2045 •	431	343

GSR Mortgage Loan Trust
3.606% due 04/25/2036 ~	2,661	2,021

HarborView Mortgage Loan Trust
0.880% due 03/19/2037 •	1,083	928
1.190% due 05/19/2035 •	1,050	980

Impac CMB Trust
1.947% due 07/25/2033 •	28	27

IndyMac Mortgage Loan Trust
1.587% due 02/25/2035 •	1,597	1,310

JPMorgan Mortgage Trust
4.012% due 02/25/2036 ^~	517	423
4.222% due 07/25/2035 ~	425	387

MASTR Adjustable Rate Mortgages Trust
3.763% due 05/25/2034 ~	129	111

Merrill Lynch Mortgage Investors Trust
3.033% (US0006M + 1.500%) due 12/25/2032 ~	38	33

Residential Accredit Loans, Inc. Trust
1.247% due 08/25/2035 •	831	657
3.326% due 09/25/2045 •	338	285

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	333	352

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	15	15

Sequoia Mortgage Trust
1.100% due 10/19/2026 •	234	218
1.123% due 07/20/2033 •	605	516
1.243% due 07/20/2033 •	425	348

Structured Adjustable Rate Mortgage Loan Trust
3.366% due 01/25/2035 ^•	275	227

Structured Asset Mortgage Investments Trust
1.167% due 05/25/2036 •	12,898	11,272
1.330% due 07/19/2034 •	82	73
1.450% due 03/19/2034 •	177	161

WaMu Mortgage Pass-Through Certificates Trust
1.207% due 11/25/2045 •	933	863
1.217% due 12/25/2045 •	407	367
2.484% due 07/25/2046 •	4,461	3,533
2.484% due 08/25/2046 •	10,286	8,326
2.484% due 09/25/2046 •	1,659	1,447
2.484% due 10/25/2046 •	728	587
2.536% due 05/25/2046 •	405	332
2.536% due 12/25/2046 •	924	754
2.696% due 01/25/2047 •	686	602
2.863% due 12/25/2046 •	1,610	1,336
2.946% due 06/25/2046 •	2,100	1,819
2.966% due 02/25/2046 •	1,626	1,419
3.166% due 11/25/2042 •	261	224
3.838% due 03/25/2034 ~	64	58

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	155

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
2.970% due 05/25/2033 ~	$38	$32

Total Non-Agency Mortgage-Backed Securities (Cost $96,678)		78,576

ASSET-BACKED SECURITIES 0.2%

Asset-Backed Securities Corp. Home Equity Loan Trust
1.027% due 05/25/2037 •	24	17
1.225% due 06/15/2031 •	268	224
2.199% due 11/15/2031 •	13	12

Bear Stearns Asset-Backed Securities Trust
1.057% due 04/25/2031 •	665	1,087
1.607% due 10/25/2032 •	18	18

CIT Group Home Equity Loan Trust
1.487% due 06/25/2033 •	90	89

Citigroup Global Markets Mortgage Securities, Inc.
2.297% due 01/25/2032 •	125	118

Credit Suisse First Boston Mortgage Securities Corp.
1.567% due 01/25/2032 •	61	54

Credit-Based Asset Servicing & Securitization Trust
1.017% due 01/25/2037 ^•	1,003	374

GE-WMC Mortgage Securities Trust
0.987% due 08/25/2036 •	51	25

GSAMP Trust
1.017% due 12/25/2036 •	494	248
1.127% due 11/25/2035 •	145	29

Home Equity Asset Trust
1.867% due 02/25/2033 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.997% due 10/25/2036 •	$117	$54

JPMorgan Mortgage Acquisition Trust
1.027% due 08/25/2036 •	33	15

LA Arena Funding LLC
7.656% due 12/15/2026	11	11

Lehman ABS Mortgage Loan Trust
1.037% due 06/25/2037 •	522	366

Long Beach Mortgage Loan Trust
1.507% due 10/25/2034 •	1,548	1,244

MASTR Asset-Backed Securities Trust
0.997% due 11/25/2036 •	93	37

Merrill Lynch Mortgage Investors Trust
1.067% due 02/25/2037 •	311	110

Morgan Stanley ABS Capital, Inc. Trust
1.007% due 05/25/2037 •	222	185

Morgan Stanley IXIS Real Estate Capital Trust
0.997% due 11/25/2036 •	36	15

New Century Home Equity Loan Trust
1.127% due 05/25/2036 •	492	391

Renaissance Home Equity Loan Trust
1.647% due 08/25/2032 •	2	2

Securitized Asset-Backed Receivables LLC Trust
1.007% due 12/25/2036 ^•	1,636	442
1.027% due 11/25/2036 ^•	520	179

Soundview Home Loan Trust
1.007% due 11/25/2036 •	530	187
1.027% due 06/25/2037 •	275	194

Total Asset-Backed Securities (Cost $9,303)		5,728

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (c) 0.4%
		$11,410

Total Short-Term Instruments (Cost $11,410)		11,410

Total Investments in Securities (Cost $2,368,352)		2,730,101

	SHARES
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%

PIMCO Short-Term Floating NAV Portfolio III	606,592	5,957

Total Short-Term Instruments (Cost $5,954)		5,957

Total Investments in Affiliates (Cost $5,954)		5,957

Total Investments 98.8% (Cost $2,374,306)		$2,736,058

Financial Derivative Instruments (d) 0.1% (Cost or Premiums, net $19,832)		3,031

Other Assets and Liabilities, net 1.1%		29,003

Net Assets 100.0%		$2,768,092

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$11,410	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(11,640)	$11,410	$11,410

Total Repurchase Agreements						$(11,640)	$11,410	$11,410

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.8)%
Uniform Mortgage-Backed Security, TBA	4.000%	05/01/2050	$17,000	$(18,070)	$(18,147)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2050	3,000	(3,236)	(3,227)

Total Short Sales (0.8)%				$(21,306)	$(21,374)

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$11,410	$0	$0	$11,410	$(11,640)	$(230)

Total Borrowings and Other Financing Transactions	$11,410	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(312,111) at a weighted average interest rate of 2.436%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$106.125	05/22/2020	444	$888	$4	$0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.000	05/22/2020	17,645	17,645	152	689
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	4,177	4,177	36	196
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	120.000	05/22/2020	2,300	2,300	20	108
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	196.000	05/22/2020	1,152	1,152	10	702

Total Purchased Options					$222	$1,695

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	950	$	209,364	$3,314	$0	$(30)
U.S. Treasury 5-Year Note June Futures	06/2020	19,735		2,473,967	86,764	0	(925)
U.S. Treasury 10-Year Note June Futures	06/2020	10,605		1,470,781	59,699	0	(1,491)

					$149,777	$0	$(2,446)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 30-Year Bond June Futures	06/2020	700	$	(125,344)	$(9,534)	$1,160	$0

Total Futures Contracts					$140,243	$1,160	$(2,446)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$17,700	$(247)	$(2,398)	$(2,645)	$50	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	349,800	19,857	(67,446)	(47,589)	1,395	0
Receive	3-Month USD-LIBOR	2.606	Semi-Annual	12/21/2047	40,000	0	(17,810)	(17,810)	1,177	0

Total Swap Agreements						$19,610	$(87,654)	$(68,044)	$2,622	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	157

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1,695	$1,160	$2,622	$5,477	$0	$(2,446)	$0	$(2,446)

(e)

Securities with an aggregate market value of $56,716 and cash of $6,023 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,695	$1,695
Futures	0	0	0	0	1,160	1,160
Swap Agreements	0	0	0	0	2,622	2,622

	$0	$0	$0	$0	$5,477	$5,477

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,446	$2,446

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,240)	$(1,240)
Futures	0	0	0	0	187,614	187,614
Swap Agreements	0	0	0	0	1,100	1,100

	$0	$0	$0	$0	$187,474	$187,474

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,746	$1,746
Futures	0	0	0	0	115,902	115,902
Swap Agreements	0	0	0	0	(69,864)	(69,864)

	$0	$0	$0	$0	$47,784	$47,784

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Iowa	$0	$1,005	$0	$1,005
U.S. Government Agencies	0	181,453	0	181,453
U.S. Treasury Obligations	0	2,451,929	0	2,451,929
Non-Agency Mortgage-Backed Securities	0	78,576	0	78,576
Asset-Backed Securities	0	5,728	0	5,728
Short-Term Instruments
Repurchase Agreements	0	11,410	0	11,410

	$0	$2,730,101	$0	$2,730,101

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,957	$0	$0	$5,957

Total Investments	$5,957	$2,730,101	$0	$2,736,058

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(21,374)	$0	$(21,374)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,160	$4,317	$0	$5,477

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(2,446)	$0	$0	$(2,446)

Total Financial Derivative Instruments	$(1,286)	$4,317	$0	$3,031

Totals	$4,671	$2,713,044	$0	$2,717,715

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	159

Consolidated Schedule of Investments PIMCO International Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.5%

CANADA 1.6%

SOVEREIGN ISSUES 1.6%

Province of Quebec
6.250% due 06/01/2032	CAD	8,000	$8,221

Total Canada (Cost $6,793)			8,221

DENMARK 16.1%

CORPORATE BONDS & NOTES 16.1%

Jyske Realkredit A/S
1.000% due 04/01/2020	DKK	300,000	44,319

Nykredit Realkredit A/S
1.000% due 04/01/2021 «		270,000	40,388

Total Denmark (Cost $85,510)			84,707

SPAIN 27.9%

SOVEREIGN ISSUES 27.9%

Spain Government International Bond
0.600% due 10/31/2029	EUR	38,400	42,261
1.400% due 07/30/2028		7,000	8,263
1.450% due 04/30/2029		53,400	63,340
1.850% due 07/30/2035		18,300	22,550
2.700% due 10/31/2048		7,000	9,830

Total Spain (Cost $150,763)			146,244

UNITED STATES 5.0%

ASSET-BACKED SECURITIES 1.5%

Amortizing Residential Collateral Trust
1.647% due 10/25/2031 •		$196	181

Argent Securities Trust
1.037% due 07/25/2036 •		1,384	502

Asset-Backed Funding Certificates Trust
1.647% due 06/25/2034 •		372	342

Asset-Backed Securities Corp. Home Equity Loan Trust
1.027% due 05/25/2037 •		47	34

Bear Stearns Asset-Backed Securities Trust
1.607% due 10/25/2032 •		61	59

CIT Group Home Equity Loan Trust
1.487% due 06/25/2033 •		11	11

Countrywide Asset-Backed Certificates
1.687% due 05/25/2032 •		103	99

Credit Suisse First Boston Mortgage Securities Corp.
1.567% due 01/25/2032 •		93	83

Credit-Based Asset Servicing & Securitization Trust
1.007% due 11/25/2036 •		38	19
1.017% due 01/25/2037 ^•		299	112

Home Equity Asset Trust
1.547% due 11/25/2032 •		1	1

HSI Asset Securitization Corp. Trust
0.997% due 10/25/2036 •		27	13

Lehman XS Trust
1.097% due 04/25/2037 ^•		11	11

Long Beach Mortgage Loan Trust
1.507% due 10/25/2034 •		28	22

Merrill Lynch Mortgage Investors Trust
1.027% due 09/25/2037 •		40	22

Morgan Stanley ABS Capital, Inc. Trust
1.007% due 05/25/2037 •		62	51
1.047% due 11/25/2036 •		7,345	3,899

SLM Student Loan Trust
3.294% due 04/25/2023 •		2,439	2,417

Soundview Home Loan Trust
1.007% due 11/25/2036 •		265	93

Structured Asset Securities Corp. Mortgage Loan Trust
3.081% due 04/25/2035 •		6	5

Washington Mutual Asset-Backed Certificates Trust
1.007% due 10/25/2036 •		28	12

			7,988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%

Bear Stearns ALT-A Trust
3.596% due 01/25/2036 ^~	$761	$724
3.839% due 08/25/2036 ^~	30	26

Citigroup Mortgage Loan Trust
4.440% due 08/25/2035 ~	23	20

Countrywide Alternative Loan Trust
0.953% due 02/20/2047 ^•	4,653	3,157
0.983% due 03/20/2046 •	397	305
1.107% due 02/25/2047 •	105	85
1.227% due 12/25/2035 •	223	192
1.227% due 02/25/2037 •	121	97
1.247% due 08/25/2035 •	349	295
1.247% due 12/25/2035 •	868	654
1.297% due 09/25/2035 •	1,199	1,048
1.467% due 12/25/2035 •	45	37

Countrywide Home Loan Mortgage Pass-Through Trust
1.407% due 05/25/2035 •	131	105
1.527% due 03/25/2035 ^•	533	407
1.527% due 04/25/2035 •	4	4
1.547% due 03/25/2035 •	43	33
1.587% due 03/25/2035 •	2,840	2,209
1.607% due 02/25/2035 •	9	8
1.707% due 09/25/2034 •	8	7
4.107% due 08/25/2034 ^~	7	7

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	10	10

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
1.047% due 10/25/2036 ^•	3	2

Downey Savings & Loan Association Mortgage Loan Trust
0.960% due 03/19/2045 •	338	300
1.010% due 08/19/2045 •	154	129
1.080% due 09/19/2045 •	1,434	994

GreenPoint Mortgage Funding Trust
1.407% due 06/25/2045 •	1,475	1,165

HarborView Mortgage Loan Trust
1.060% due 11/19/2035 •	232	189
1.113% due 06/20/2035 •	54	50
1.230% due 01/19/2036 ^•	48	44
1.230% due 03/19/2036 ^•	1,178	952
1.250% due 01/19/2036 •	1,853	1,288
1.410% due 09/19/2035 •	17	13
2.138% due 06/19/2035 •	281	262

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.322% due 10/25/2035 ~	17	16

Residential Accredit Loans, Inc. Trust
1.157% due 04/25/2046 •	139	51

Sequoia Mortgage Trust
1.100% due 10/19/2026 •	5	5
1.123% due 07/20/2033 •	523	446
1.672% due 10/20/2034 •	180	162

Structured Asset Mortgage Investments Trust
1.330% due 07/19/2034 •	3	2

Thornburg Mortgage Securities Trust
1.487% due 03/25/2044 •	73	62

WaMu Mortgage Pass-Through Certificates Trust
1.237% due 10/25/2045 •	20	19
1.257% due 01/25/2045 •	12	10
1.587% due 01/25/2045 •	12	11
1.587% due 07/25/2045 •	11	9
2.234% due 02/27/2034 •	6	6
2.484% due 10/25/2046 •	34	27
2.484% due 11/25/2046 •	349	291
2.863% due 12/25/2046 •	121	100
3.166% due 11/25/2042 •	2	2
3.366% due 08/25/2042 •	9	7

		16,044

U.S. GOVERNMENT AGENCIES 0.5%

Fannie Mae
1.067% due 03/25/2034 •	4	4
1.097% due 08/25/2034 •	3	3
1.347% due 06/25/2029 •	1	2
1.977% due 09/25/2042 •	26	26

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.516% due 12/01/2034 •		$4	$4
4.349% due 11/01/2034 •		15	16
4.381% due 12/01/2030 •		2	2
6.000% due 07/25/2044		14	17
7.000% due 09/25/2023		6	6

Freddie Mac
1.087% due 09/25/2031 •		18	18
1.155% due 12/15/2031 •		1	1
1.777% due 09/25/2035 •		1,174	1,169
3.166% due 10/25/2044 •		57	56
3.189% due 02/25/2045 •		26	26
3.366% due 07/25/2044 •		17	17
4.480% due 10/01/2036 •		16	17
6.500% due 07/15/2028		162	191

Ginnie Mae
3.125% (H15T1Y + 1.500%) due 11/20/2022 - 10/20/2024 ~		33	34
3.125% due 11/20/2024 •		53	54
3.250% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2026 ~		65	66
3.875% (H15T1Y + 1.500%) due 04/20/2022 - 05/20/2026 ~		36	36
3.875% due 04/20/2030 - 06/20/2030 •		273	284
4.000% (H15T1Y + 1.500%) due 03/20/2022 - 02/20/2025 ~		27	27
6.000% due 08/20/2034		355	411

Small Business Administration
4.625% due 02/01/2025		10	11
5.090% due 10/01/2025		5	5

			2,503

Total United States (Cost $35,753)			26,535

SHORT-TERM INSTRUMENTS 42.9%

REPURCHASE AGREEMENTS (d) 2.6%
			13,721

BELGIUM TREASURY BILLS 7.6%
(0.512)% due 05/14/2020 (b)(c)	EUR	36,000	39,728

CANADA TREASURY BILLS 10.8%
0.418% due 06/26/2020 - 09/16/2020 (b)(a)	CAD	80,000	56,762

NETHERLANDS TREASURY BILLS 7.6%
(0.762)% due 05/29/2020 (b)(c)	EUR	36,000	39,747

U.K. TREASURY BILLS 7.8%
0.150% due 05/18/2020 (b)(c)	GBP	33,000	40,983

U.S. TREASURY BILLS 6.5%
0.581% due 04/07/2020 - 06/18/2020 (a)(b)(f)(h)		$33,907	33,903

Total Short-Term Instruments (Cost $225,314)			224,844

Total Investments in Securities (Cost $504,133)			490,551

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 35.1%

SHORT-TERM INSTRUMENTS 35.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 35.1%

PIMCO Short-Term Floating NAV Portfolio III	18,743,701	$184,082

Total Short-Term Instruments (Cost $183,881)		184,082

Total Investments in Affiliates (Cost $183,881)		184,082

Total Investments 128.6% (Cost $688,014)		$674,633

Financial Derivative Instruments (e)(g) (0.3)% (Cost or Premiums, net $(676))		(1,590)

Other Assets and Liabilities, net (28.3)%		(148,553)

Net Assets 100.0%		$524,490

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
BPS	0.000%	03/31/2020	04/01/2020	$6,800	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2026	$(3,459)	$6,800	$6,800
					U.S. Treasury Notes 3.000% due 09/30/2025	(3,474)
JPS	0.000	03/31/2020	04/01/2020	3,400	U.S. Treasury Notes 2.250% due 03/31/2021	(3,472)	3,400	3,400
SSB	0.000	03/31/2020	04/01/2020	121	U.S. Treasury Notes 2.000% due 08/31/2021(1)	(123)	121	121
TDM	0.000	03/31/2020	04/01/2020	3,400	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021	(3,473)	3,400	3,400

Total Repurchase Agreements						$(14,001)	$13,721	$13,721

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$6,800	$0	$0	$6,800	$(6,933)	$(133)
JPS	3,400	0	0	3,400	(3,472)	(72)
SSB	121	0	0	121	(123)	(2)
TDM	3,400	0	0	3,400	(3,473)	(73)

Total Borrowings and Other Financing Transactions	$13,721	$0	$0

(1)	Collateral is held in custody by the counterparty.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	161

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(427) at a weighted average interest rate of 1.757%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - MSE Canada Government 10-Year Bond June 2020 Futures	CAD	111.000	05/15/2020	1,306	$	1,306	$11	$5

Total Purchased Options							$11	$5

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor June Futures	06/2020	2,000	$	553,490	$(361)	$55	$0
Australia Government 10-Year Bond June Futures	06/2020	1,526		141,370	293	386	(94)
Call Options Strike @ EUR 190.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures(1)	05/2020	1,397		15	(1)	0	0
Call Options Strike @ EUR 194.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	674		15	7	15	(7)
Call Options Strike @ GBP 152.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	482		0	(6)	0	0
Call Options Strike @ GBP 153.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	185		0	(3)	0	0
Canada Government 10-Year Bond June Futures	06/2020	1,306		136,549	(150)	130	(37)
Euro-BTP Italy Government Bond June Futures	06/2020	4,595		716,641	(32,092)	0	(12,011)
Euro-Buxl 30-Year Bond June Futures	06/2020	84		19,446	(738)	211	(422)
Euro-Schatz June Futures	06/2020	4,900		606,298	(275)	0	(275)
Japan Government 10-Year Bond June Futures	06/2020	98		139,055	(119)	28	(146)
Put Options Strike @ EUR 106.000 on Euro-BTP Italy Government Bond June 2020 Futures(1)	05/2020	5,843		64	(5)	0	0
Put Options Strike @ EUR 110.200 on Euro-Schatz June 2020 Futures(1)	05/2020	4,900		27	(32)	0	(32)
Put Options Strike @ EUR 159.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	2,100		208	184	0	(116)

					$(33,298)	$825	$(13,140)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor December Futures	12/2020	699	$	(193,532)	$256	$19	$(10)
3-Month Euribor September Futures	09/2020	637		(176,339)	386	9	0
Euro-Bund 10-Year Bond June Futures	06/2020	659		(125,382)	1,738	792	(756)
Euro-OAT France Government 10-Year Bond June Futures	06/2020	780		(143,844)	877	1,101	(224)
United Kingdom Long Gilt June Futures	06/2020	615		(104,034)	(22)	382	(102)

					$3,235	$2,303	$(1,092)

Total Futures Contracts					$(30,063)	$3,128	$(14,232)

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(2)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	12,500	$3	$183	$186	$7	$0
Receive(2)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/16/2030		42,100	522	(1,469)	(947)	0	(68)
Receive(2)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030	CAD	141,900	(4,377)	741	(3,636)	651	0
Receive(2)	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	188,900	(3,446)	(381)	(3,827)	0	(390)
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022	EUR	215,400	106	623	729	0	(28)
Receive(2)	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022		475,500	(380)	65	(315)	64	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		138,400	880	1,069	1,949	28	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		12,000	414	(249)	165	14	0
Pay(2)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		207,600	1,813	1,819	3,632	0	(341)
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	24,900	10	352	362	5	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		53,900	1,164	(38)	1,126	0	(41)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		28,300	689	(2,268)	(1,579)	0	(100)
Receive(2)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		55,200	1,016	(9,038)	(8,022)	0	(232)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	2,570,000	(145)	(351)	(496)	0	(17)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		16,180,000	(639)	(2,484)	(3,123)	0	(60)
Pay	6-Month JPY-LIBOR	0.010	Semi-Annual	11/19/2026		3,390,000	24	20	44	15	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		530,000	12	(136)	(124)	0	(4)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		799,000	(72)	(226)	(298)	0	(7)
Receive(2)	6-Month JPY-LIBOR	0.000	Semi-Annual	06/17/2030		10,420,000	233	35	268	34	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		7,000,000	636	(8,020)	(7,384)	0	(233)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		1,170,000	72	(1,279)	(1,207)	0	(41)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		830,000	0	(972)	(972)	0	(29)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		2,010,000	(94)	(2,128)	(2,222)	0	(71)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		390,000	856	(23)	833	25	0

Total Swap Agreements							$(703)	$(24,155)	$(24,858)	$843	$(1,662)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(3)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$3,128	$843	$3,976	$0	$(14,232)	$(1,689)	$(15,921)

(f)

Securities with an aggregate market value of $24,672 and cash of $62,601 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.

(1)	Future styled option.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Unsettled variation margin liability of $(27) for closed swap agreements is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	48,415		$62,426	$2,290	$0
	04/2020	JPY	1,302,600		12,113	0	(1)
	04/2020		$15,869	EUR	14,000	0	(429)
	04/2020		614	JPY	66,200	2	0
	05/2020	JPY	66,200		$615	0	(2)

BPS	04/2020	AUD	10,392		6,883	490	0
	04/2020	CAD	19,351		14,307	556	0
	04/2020	EUR	44,100		49,278	641	0
	04/2020	GBP	70,689		90,993	3,190	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	163

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020		$24,651	AUD	37,091	$0	$(1,837)
	04/2020		17,503	CAD	23,459	0	(833)
	04/2020		110,493	EUR	98,464	119	(2,017)
	04/2020		27,121	GBP	22,967	1,406	0
	05/2020	CAD	817		$580	0	(1)
	05/2020	EUR	12,911		14,236	24	(46)
	06/2020	HKD	503,992		64,986	0	(3)

BRC	04/2020	JPY	174,903		1,591	0	(35)
	04/2020		$69,164	DKK	467,502	428	(527)
	04/2020		131,168	GBP	106,356	937	0
	07/2020	DKK	178,315		$26,023	0	(406)

CBK	04/2020	AUD	53,090		35,205	2,550	0
	04/2020	CAD	16,117		12,095	643	0
	04/2020	EUR	39,818		44,454	589	(51)
	04/2020	GBP	82,087		104,102	2,875	(733)
	04/2020	MXN	3,727		160	3	0
	04/2020		$10,285	AUD	16,694	0	(16)
	04/2020		25,496	CAD	35,344	23	(403)
	04/2020		100,504	EUR	91,649	1,265	(689)
	04/2020		13,000	GBP	11,056	733	0
	04/2020		3,564	JPY	392,500	86	0
	05/2020	CAD	16,639		$11,805	0	(23)
	10/2020		$30,510	DKK	204,188	0	(150)

GLM	04/2020		13,293	EUR	12,302	275	0
	04/2020		3,473	JPY	370,800	0	(24)

HUS	04/2020	EUR	14,671		$15,968	0	(213)
	04/2020		$1,147	GBP	966	53	0
	06/2020		233	SGD	324	0	(5)

IND	10/2020	DKK	307,000		$46,574	927	0

JPM	04/2020	CAD	23,395		17,451	827	0
	04/2020		$37,896	EUR	33,953	0	(449)
	04/2020		58,067	GBP	45,624	0	(1,398)
	04/2020		10,321	JPY	1,092,200	0	(163)
	07/2020	JPY	421,900		$3,915	0	(27)
	07/2020		$45,165	DKK	303,156	0	(233)

RYL	04/2020	DKK	872,597		$131,212	2,303	0
	04/2020		$14,644	DKK	102,095	438	0
	04/2020		108	EUR	100	2	0

SCX	04/2020	EUR	150,452		$165,569	0	(364)
	04/2020		$3,748	AUD	5,714	0	(234)
	04/2020		18,052	EUR	16,129	15	(278)
	05/2020	EUR	120,003		$131,840	0	(680)
	05/2020		$4,121	JPY	444,197	16	0

SOG	07/2020	DKK	24,485		$3,692	63	0

SSB	04/2020		$47,717	EUR	43,100	0	(182)

TOR	04/2020	EUR	181,078		$199,260	0	(451)
	04/2020		$20,885	CAD	28,121	0	(902)
	04/2020		16,837	GBP	13,000	0	(689)

UAG	04/2020	CAD	28,061		$21,014	1,074	0
	04/2020		$474	EUR	418	0	(13)

Total Forward Foreign Currency Contracts						$24,843	$(14,507)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC EUR versus USD	$1.320	05/07/2020	79,200	$9	$9
	Call - OTC GBP versus USD	1.450	05/01/2020	49,800	7	10

Total Purchased Options					$16	$19

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$2,292	$19	$0	$2,311	$(432)	$0	$0	$(432)	$1,879	$(2,130)	$(251)
BPS	6,426	0	0	6,426	(4,737)	0	0	(4,737)	1,689	(1,880)	(191)
BRC	1,365	0	0	1,365	(968)	0	0	(968)	397	0	397
CBK	8,767	0	0	8,767	(2,065)	0	0	(2,065)	6,702	(6,730)	(28)
GLM	275	0	0	275	(24)	0	0	(24)	251	(360)	(109)
GST	0	0	0	0	0	0	0	0	0	1	1
HUS	53	0	0	53	(218)	0	0	(218)	(165)	297	132
IND	927	0	0	927	0	0	0	0	927	(930)	(3)
JPM	827	0	0	827	(2,270)	0	0	(2,270)	(1,443)	1,498	55
RYL	2,743	0	0	2,743	0	0	0	0	2,743	(4,355)	(1,612)
SCX	31	0	0	31	(1,556)	0	0	(1,556)	(1,525)	888	(637)
SOG	63	0	0	63	0	0	0	0	63	0	63
SSB	0	0	0	0	(182)	0	0	(182)	(182)	0	(182)
TOR	0	0	0	0	(2,042)	0	0	(2,042)	(2,042)	2,229	187
UAG	1,074	0	0	1,074	(13)	0	0	(13)	1,061	(950)	111

Total Over the Counter	$24,843	$19	$0	$24,862	$(14,507)	$0	$0	$(14,507)

(h)

Securities with an aggregate market value of $4,912 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements,, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	3,128	3,128
Swap Agreements	0	0	0	0	843	843

	$0	$0	$0	$0	$3,976	$3,976

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,843	$0	$24,843
Purchased Options	0	0	0	19	0	19

	$0	$0	$0	$24,862	$0	$24,862

	$0	$0	$0	$24,862	$3,976	$28,838

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14,232	$14,232
Swap Agreements	0	0	0	0	1,689	1,689

	$0	$0	$0	$0	$15,921	$15,921

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,507	$0	$14,507

	$0	$0	$0	$14,507	$15,921	$30,428

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	165

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(52)	$(52)
Futures	0	0	0	0	(64,811)	(64,811)
Swap Agreements	0	0	0	0	7,600	7,600

	$0	$0	$0	$0	$(57,263)	$(57,263)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,679	$0	$3,679
Purchased Options	0	0	0	(403)	0	(403)
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$3,276	$0	$3,277

	$0	$1	$0	$3,276	$(57,263)	$(53,986)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	7,265	7,265
Swap Agreements	0	0	0	0	(20,864)	(20,864)

	$0	$0	$0	$0	$(13,601)	$(13,601)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,836	$0	$1,836
Purchased Options	0	0	0	34	0	34

	$0	$0	$0	$1,870	$0	$1,870

	$0	$0	$0	$1,870	$(13,601)	$(11,731)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$8,221	$0	$8,221
Denmark
Corporate Bonds & Notes	0	44,319	40,388	84,707
Spain
Sovereign Issues	0	146,244	0	146,244
United States
Asset-Backed Securities	0	7,988	0	7,988
Non-Agency Mortgage-Backed Securities	0	16,044	0	16,044
U.S. Government Agencies	0	2,503	0	2,503
Short-Term Instruments
Repurchase Agreements	0	13,721	0	13,721
Belgium Treasury Bills	0	39,728	0	39,728
Canada Treasury Bills	0	56,762	0	56,762
Netherlands Treasury Bills	0	39,747	0	39,747
U.K. Treasury Bills	0	40,983	0	40,983
U.S. Treasury Bills	0	33,903	0	33,903

	$0	$450,163	$40,388	$490,551

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$184,082	$0	$0	$184,082

Total Investments	$184,082	$450,163	$40,388	$674,633

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3,133	$843	$0	$3,976
Over the counter	0	24,862	0	24,862

	$3,133	$25,705	$0	$28,838

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(14,232)	(1,662)	0	(15,894)
Over the counter	0	(14,507)	0	(14,507)

	$(14,232)	$(16,169)	$0	$(30,401)

Total Financial Derivative Instruments	$(11,099)	$9,536	$0	$(1,563)

Totals	$172,983	$459,699	$40,388	$673,070

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Denmark
Corporate Bonds & Notes	$0	$40,517	$0	$0	$0	$(129)	$0	$0	$40,388	$(129)

Totals	$0	$40,517	$0	$0	$0	$(129)	$0	$0	$40,388	$(129)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Denmark
Corporate Bonds & Notes	$40,388	Proxy Pricing	Base Price	101.280	—

Total	$40,388

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	167

Consolidated Schedule of Investments PIMCO Short Asset Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.6%

CORPORATE BONDS & NOTES 66.4%

BANKING & FINANCE 38.7%

ABN AMRO Bank NV
2.229% (US0003M + 0.410%) due 01/19/2021 ~	$5,500	$5,431
2.450% due 06/04/2020	3,400	3,384

AEGON Funding Co. LLC
5.750% due 12/15/2020	7,837	8,004

AerCap Ireland Capital DAC
3.500% due 05/26/2022	1,235	1,094
4.250% due 07/01/2020	32,232	31,798
4.450% due 12/16/2021	4,900	4,510
4.500% due 05/15/2021 (e)	53,067	48,699
4.625% due 10/30/2020	29,737	28,849
5.000% due 10/01/2021	2,460	2,275

AIG Global Funding
3.350% due 06/25/2021	17,200	17,354

Air Lease Corp.
2.250% due 01/15/2023	2,700	2,246
2.500% due 03/01/2021	4,873	4,483
2.750% due 01/15/2023	2,500	2,110
3.375% due 06/01/2021	3,225	2,903
3.500% due 01/15/2022	3,600	3,256

Aircastle Ltd.
5.125% due 03/15/2021	1,000	993
7.625% due 04/15/2020	29,378	29,371

Ally Financial, Inc.
7.500% due 09/15/2020	2,689	2,732

American Express Co.
2.315% (US0003M + 0.620%) due 05/20/2022 ~	9,000	8,634
2.750% due 05/20/2022	19,600	19,935

American Honda Finance Corp.
1.118% (US0003M + 0.350%) due 06/11/2021 ~	12,900	12,454
1.609% (US0003M + 0.610%) due 09/09/2021 ~	17,491	16,916
1.807% (US0003M + 0.540%) due 06/27/2022 ~	1,700	1,581
2.091% (US0003M + 0.350%) due 11/05/2021 ~	22,955	21,927

American Tower Corp.
2.250% due 01/15/2022	2,595	2,535
2.800% due 06/01/2020	1,300	1,290
3.450% due 09/15/2021	3,200	3,223

Athene Global Funding
2.750% due 04/20/2020	3,400	3,393
2.959% (US0003M + 1.140%) due 04/20/2020 ~	13,910	13,919
3.138% (US0003M + 1.230%) due 07/01/2022 ~(e)	42,950	43,238

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	11,000	8,554

Axis Bank Ltd.
3.250% due 05/21/2020	10,460	10,479

Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/20/2020	1,800	1,788

Banco Santander Chile
2.500% due 12/15/2020	11,900	11,914

Bangkok Bank PCL
4.800% due 10/18/2020	1,457	1,480

Bank of America Corp.
2.083% (US0003M + 0.650%) due 10/01/2021 ~	33,800	33,048
2.104% (US0003M + 0.790%) due 03/05/2024 ~	2,000	1,874
2.999% (US0003M + 1.180%) due 10/21/2022 ~	8,635	8,343

Bank of Nova Scotia
2.200% due 02/03/2025	9,000	9,050

Barclays Bank PLC
2.308% (US0003M + 0.460%) due 01/11/2021 ~	2,520	2,470
2.650% due 01/11/2021	2,000	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays PLC
2.875% due 06/08/2020	$6,535	$6,508
3.844% (US0003M + 2.110%) due 08/10/2021 ~	44,913	43,389

BNZ International Funding Ltd.
1.721% (US0003M + 0.980%) due 09/14/2021 ~	4,635	4,571

BOC Aviation Ltd.
2.375% due 09/15/2021	2,000	2,005
2.750% due 09/18/2022	13,600	14,003

Boston Properties LP
4.125% due 05/15/2021	4,000	3,986

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021	51,700	52,707

Caterpillar Financial Services Corp.
1.299% (US0003M + 0.300%) due 03/08/2021 ~	8,100	7,952
1.591% (US0003M + 0.590%) due 06/06/2022 ~	8,000	7,882

Citibank N.A.
2.295% (US0003M + 0.600%) due 05/20/2022 ~(e)	132,200	127,780

Citigroup, Inc.
1.549% (SOFRRATE + 0.870%) due 11/04/2022 ~	6,700	6,297
2.603% (US0003M + 1.023%) due 06/01/2024 ~	47,900	44,675
2.751% (US0003M + 0.950%) due 07/24/2023 ~	10,000	9,450

Citizens Bank N.A.
2.550% due 05/13/2021	4,337	4,334

CK Hutchison International Ltd.
2.250% due 09/29/2020	29,700	29,727
3.250% due 04/11/2024	4,100	4,275

CNH Industrial Capital LLC
4.375% due 11/06/2020	7,111	7,048
4.875% due 04/01/2021	2,647	2,589

Cooperatieve Rabobank UA
2.314% (US0003M + 0.480%) due 01/10/2023 ~	16,500	15,636
2.664% (US0003M + 0.830%) due 01/10/2022 ~	11,100	11,073

Credit Suisse AG
2.100% due 11/12/2021	8,000	7,983

Credit Suisse Group AG
2.024% (US0003M + 1.240%) due 06/12/2024 ~	20,000	17,679

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020	6,800	6,796
3.450% due 04/16/2021	11,220	11,294
4.109% (US0003M + 2.290%) due 04/16/2021 ~	15,200	15,211

Danske Bank A/S
1.844% (US0003M + 1.060%) due 09/12/2023 ~	4,300	3,898
2.000% due 09/08/2021	2,320	2,289
2.800% due 03/10/2021	52,807	52,756
3.001% due 09/20/2022 •	1,600	1,594

Dexia Credit Local S.A.
1.574% (US0003M + 0.320%) due 09/04/2020 ~	8,410	8,394
2.095% (US0003M + 0.320%) due 09/29/2020 ~	50,000	50,085

DNB Bank ASA
2.125% due 10/02/2020	30,000	29,789
2.200% (US0003M + 0.620%) due 12/02/2022 ~	27,300	26,017
2.650% (US0003M + 1.070%) due 06/02/2021 ~	3,500	3,526

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~	45,500	43,229
2.193% (US0003M + 0.430%) due 11/02/2020 ~	2,200	2,058
2.343% due 11/02/2020	2,100	2,027
2.425% due 06/12/2020	4,300	4,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.710% (US0003M + 0.810%) due 04/05/2021 ~	$410	$379
3.157% due 08/04/2020	13,000	12,742

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	1,400	1,377

General Motors Financial Co., Inc.
2.277% (US0003M + 0.540%) due 11/06/2020 ~	8,553	8,139
2.450% due 11/06/2020	3,300	3,203
2.685% (US0003M + 1.310%) due 06/30/2022 ~	1,000	795
2.728% (US0003M + 0.850%) due 04/09/2021 ~	3,510	3,160
2.837% (US0003M + 1.100%) due 11/06/2021 ~	42,200	38,697
3.200% due 07/06/2021	12,500	11,908
3.700% due 11/24/2020	600	594
4.200% due 03/01/2021	10,000	9,627

Goldman Sachs Group, Inc.
1.941% (US0003M + 1.200%) due 09/15/2020 ~	7,898	7,893
2.557% (US0003M + 0.780%) due 10/31/2022 ~	97,798	94,250
2.801% (US0003M + 1.000%) due 07/24/2023 ~	17,000	16,123
2.904% (US0003M + 1.110%) due 04/26/2022 ~	16,626	16,177
2.905% due 07/24/2023 •	21,100	21,050

Harley-Davidson Financial Services, Inc.
2.196% (US0003M + 0.500%) due 05/21/2020 ~	8,900	8,871
2.520% (US0003M + 0.940%) due 03/02/2021 ~	54,025	53,985

Hong Kong Sukuk Ltd.
1.894% due 06/03/2020	6,900	6,914

HSBC Bank USA N.A.
4.875% due 08/24/2020	2,840	2,861

HSBC Holdings PLC
1.434% (US0003M + 0.650%) due 09/11/2021 ~(e)	90,412	88,417
1.998% (US0003M + 1.230%) due 03/11/2025 ~	10,000	9,191
2.292% (US0003M + 0.600%) due 05/18/2021 ~	45,956	45,020
2.692% (US0003M + 1.000%) due 05/18/2024 ~(e)	10,600	9,892
3.339% (US0003M + 1.660%) due 05/25/2021 ~	17,486	17,333
3.400% (US0003M + 1.500%) due 01/05/2022 ~	20,054	19,233

HSH Portfoliomanagement AoeR
1.219% (US0003M + 0.330%) due 09/18/2020 ~	7,000	7,003

Hyundai Capital Services, Inc.
2.625% due 09/29/2020	19,600	19,633
2.875% due 03/16/2021	3,800	3,786

ICICI Bank Ltd.
3.125% due 08/12/2020	13,587	13,514
5.750% due 11/16/2020	13,900	14,115

ING Bank NV
2.662% (US0003M + 0.970%) due 08/17/2020 ~	4,000	3,980

ING Groep NV
2.525% (US0003M + 1.150%) due 03/29/2022 ~	9,500	9,163

International Bank for Reconstruction & Development
2.220% due 09/28/2024	23,900	24,070

International Lease Finance Corp.
4.625% due 04/15/2021	4,699	4,339
5.875% due 08/15/2022	1,500	1,382
8.250% due 12/15/2020	4,500	4,468
8.625% due 01/15/2022	2,000	1,994

Jackson National Life Global Funding
1.248% (US0003M + 0.480%) due 06/11/2021 ~	4,400	4,221
1.997% (US0003M + 0.730%) due 06/27/2022 ~	43,800	41,873
3.300% due 06/11/2021	3,200	3,277

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

John Deere Capital Corp.
1.263% (US0003M + 0.490%) due 06/13/2022 ~	$11,800	$11,550
1.479% (US0003M + 0.480%) due 09/08/2022 ~	37,346	35,755

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~(e)	125,600	120,798
2.099% (US0003M + 1.100%) due 06/07/2021 ~	1,456	1,451
3.031% (US0003M + 1.230%) due 10/24/2023 ~	7,000	6,780
3.060% (US0003M + 1.480%) due 03/01/2021 ~	18,600	18,653

KEB Hana Bank
2.133% (US0003M + 0.700%) due 10/02/2022 ~	16,400	16,239

Lloyds Bank PLC
2.232% (US0003M + 0.490%) due 05/07/2021 ~	9,908	9,335
6.375% due 01/21/2021	1,250	1,287

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~	7,800	7,614
2.858% due 03/17/2023 •	22,000	21,714
2.907% due 11/07/2023 •	19,700	19,583

Macquarie Bank Ltd.
2.915% (US0003M + 1.120%) due 07/29/2020 ~	12,000	12,027

Marsh & McLennan Cos., Inc.
3.500% due 12/29/2020	1,000	1,008

Metropolitan Life Global Funding
3.375% due 01/11/2022	1,300	1,321

Mitsubishi UFJ Financial Group, Inc.
1.699% (US0003M + 0.700%) due 03/07/2022 ~	30,450	27,914
2.320% (US0003M + 0.740%) due 03/02/2023 ~	56,900	54,116
2.444% (US0003M + 0.650%) due 07/26/2021 ~	41,000	39,304
2.584% (US0003M + 0.790%) due 07/25/2022 ~	18,724	17,926
2.623% due 07/18/2022	10,600	10,585
2.654% (US0003M + 0.860%) due 07/26/2023 ~	18,500	16,998
2.665% due 07/25/2022	2,000	1,996
3.455% due 03/02/2023	9,000	9,245

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	9,648	9,496
2.652% due 09/19/2022	38,100	37,074
2.750% due 10/21/2020	9,700	9,557
3.559% due 02/28/2024	5,000	4,826

Mizuho Financial Group, Inc.
1.623% (US0003M + 0.850%) due 09/13/2023 ~	10,800	9,903
1.648% (US0003M + 0.880%) due 09/11/2022 ~	32,898	31,623
2.309% (US0003M + 0.630%) due 05/25/2024 ~	64,350	58,490
2.553% (US0003M + 0.940%) due 02/28/2022 ~	64,284	61,898
2.632% due 04/12/2021	1,200	1,201
2.683% (US0003M + 0.840%) due 07/16/2023 ~	40,960	38,897

Morgan Stanley
1.613% (SOFRRATE + 0.700%) due 01/20/2023 ~	24,800	23,158
2.732% (US0003M + 0.930%) due 07/22/2022 ~(e)	135,520	131,919
3.201% (US0003M + 1.400%) due 10/24/2023 ~	35,600	34,394

National Bank of Canada
2.093% (US0003M + 0.330%) due 11/02/2020 ~	1,000	1,001

NatWest Markets PLC
2.775% (US0003M + 1.400%) due 09/29/2022 ~	13,000	12,255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Life Global Funding
2.057% (US0003M + 0.320%) due 08/06/2021 ~	$18,800	$18,275
2.099% (US0003M + 0.280%) due 01/21/2022 ~	33,700	32,671

Nissan Motor Acceptance Corp.
1.261% (US0003M + 0.520%) due 03/15/2021 ~	8,509	8,353
1.825% (US0003M + 0.630%) due 09/21/2021 ~	3,000	2,919
2.065% due 09/28/2022 •(e)	67,025	62,364
2.498% (US0003M + 0.650%) due 07/13/2022 ~	15,926	15,295
2.738% (US0003M + 0.890%) due 01/13/2022 ~	11,494	11,182
3.875% due 09/21/2023	4,000	3,996

Nordea Bank Abp
2.284% (US0003M + 0.410%) due 04/07/2020 ~	12,000	12,000
2.628% (US0003M + 0.990%) due 05/27/2021 ~	16,000	15,892

NRW Bank
1.883% (US0003M + 0.120%) due 02/01/2022 ~	50,800	51,028

NTT Finance Corp.
1.900% due 07/21/2021	800	796
1.905% (US0003M + 0.530%) due 06/29/2020 ~	28,852	28,731

ORIX Corp.
2.650% due 04/13/2021	26,630	26,447
2.900% due 07/18/2022	37,548	38,568
2.950% due 07/23/2020	4,600	4,590
3.200% due 01/19/2022	6,000	5,989

PNC Bank N.A.
2.252% (US0003M + 0.450%) due 07/22/2022 ~	46,300	44,903

Protective Life Global Funding
2.615% due 08/22/2022	13,900	14,011

Qatari Diar Finance QSC
5.000% due 07/21/2020	3,000	3,013

QNB Finance Ltd.
2.763% (US0003M + 1.000%) due 05/02/2022 ~	2,460	2,449
2.875% due 04/29/2020	1,300	1,299
2.988% (US0003M + 1.350%) due 05/31/2021 ~	10,585	10,168

Royal Bank of Canada
2.800% due 04/29/2022	14,400	14,605

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~	880	798
3.162% (US0003M + 1.470%) due 05/15/2023 ~	81,003	76,965

Santander Holdings USA, Inc.
4.450% due 12/03/2021	13,200	13,480

Santander UK Group Holdings PLC
2.875% due 08/05/2021	11,200	11,069
3.373% due 01/05/2024 •	4,000	4,040

Santander UK PLC
1.625% due 02/12/2023	12,000	12,322
2.063% (US0003M + 0.300%) due 11/03/2020 ~	32,300	32,256
2.100% due 01/13/2023	10,000	9,694
2.200% (US0003M + 0.620%) due 06/01/2021 ~	32,988	30,776
2.352% (US0003M + 0.660%) due 11/15/2021 ~	4,865	4,727
3.400% due 06/01/2021	3,200	3,207

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	999

Skandinaviska Enskilda Banken AB
2.122% (US0003M + 0.430%) due 05/17/2021 ~	11,000	10,642

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	2,000	1,984
3.000% due 07/15/2022	900	908

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~(e)		$72,600	$70,554
2.250% due 04/17/2020		5,700	5,690
2.744% due 09/10/2022 •		9,000	8,913

State Bank of India
2.850% (US0003M + 0.950%) due 04/06/2020 ~		45,000	44,995

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		3,800	3,826

Sumitomo Mitsui Financial Group, Inc.
2.559% (US0003M + 0.740%) due 10/18/2022 ~		20,000	19,823
2.618% (US0003M + 0.780%) due 07/12/2022 ~		23,400	22,280
2.679% (US0003M + 1.680%) due 03/09/2021 ~		18,906	18,705
2.808% (US0003M + 0.970%) due 01/11/2022 ~		4,354	4,388
2.948% (US0003M + 1.110%) due 07/14/2021 ~		4,000	3,820
2.959% (US0003M + 1.140%) due 10/19/2021 ~		7,750	7,596

Svenska Handelsbanken AB
2.153% (US0003M + 0.470%) due 05/24/2021 ~		2,100	2,045

Swedbank AB
1.441% (US0003M + 0.700%) due 03/14/2022 ~		36,700	35,577

Toronto-Dominion Bank
1.113% (US0003M + 0.270%) due 03/17/2021 ~		17,000	16,581

Toyota Motor Credit Corp.
1.479% (US0003M + 0.480%) due 09/08/2022 ~		6,600	6,248
2.092% due 05/17/2022 •		7,500	7,183
2.538% due 01/11/2022 •		29,000	27,745
2.860% due 01/28/2021	AUD	6,000	3,731

UBS AG
1.579% due 06/08/2020 •		$3,400	3,389
2.060% (US0003M + 0.480%) due 12/01/2020 ~		5,600	5,546

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		12,000	11,171
3.618% due 04/14/2021 •		26,200	25,662

WEA Finance LLC
3.250% due 10/05/2020		3,500	3,466

Wells Fargo & Co.
2.164% due 02/11/2026 •		12,800	12,566
2.661% (US0003M + 0.930%) due 02/11/2022 ~(e)		71,845	70,482

Wells Fargo Bank N.A.
1.659% (US0003M + 0.660%) due 09/09/2022 ~		90,250	86,646
2.258% (US0003M + 0.620%) due 05/27/2022 ~(e)		95,640	94,304

			3,994,135

INDUSTRIALS 21.1%

AbbVie, Inc.
2.046% (US0003M + 0.350%) due 05/21/2021 ~		49,600	48,191
2.150% due 11/19/2021 (e)		54,700	54,670
2.300% due 05/14/2021		2,700	2,709
2.300% due 11/21/2022		2,800	2,806

Activision Blizzard, Inc.
2.300% due 09/15/2021		5,150	5,190

Allergan Sales LLC
5.000% due 12/15/2021		800	829

Allergan, Inc.
3.375% due 09/15/2020		3,189	3,224

Anthem, Inc.
4.350% due 08/15/2020		1,300	1,309

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	169

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AutoNation, Inc.
3.350% due 01/15/2021	$300	$299

Bacardi Ltd.
4.500% due 01/15/2021	3,300	3,330

BAT Capital Corp.
2.294% due 08/14/2020 •(e)	98,857	97,242
2.572% (US0003M + 0.880%) due 08/15/2022 ~	38,970	35,931

Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~	37,000	34,274
1.846% (US0003M + 0.630%) due 06/25/2021 ~	20,000	19,852
3.500% due 06/25/2021	7,600	7,617

Becton Dickinson and Co.
2.404% due 06/05/2020	19,615	19,555

BMW Finance NV
2.503% (US0003M + 0.790%) due 08/12/2022 ~	30,000	28,792

BMW U.S. Capital LLC
2.258% (US0003M + 0.410%) due 04/12/2021 ~	24,610	23,858
2.368% (US0003M + 0.530%) due 04/14/2022 ~	18,800	18,073
2.540% (US0003M + 0.640%) due 04/06/2022 ~	12,705	12,129

Boeing Co.
2.300% due 08/01/2021	24,900	24,112

Bristol-Myers Squibb Co.
2.072% (US0003M + 0.380%) due 05/16/2022 ~(e)	129,700	126,586

Broadcom Corp.
2.200% due 01/15/2021	3,865	3,816
3.000% due 01/15/2022	16,200	16,032

Broadcom, Inc.
3.125% due 04/15/2021	50,124	49,593
3.125% due 10/15/2022	900	893

Canadian Pacific Railway Co.
4.500% due 01/15/2022	1,500	1,544

Carrier Global Corp.
1.923% due 02/15/2023	5,400	5,327

Central Nippon Expressway Co. Ltd.
1.591% (US0003M + 0.850%) due 09/14/2021 ~	9,000	8,787
2.091% due 09/14/2021	34,967	35,346
2.241% due 02/16/2021	20,800	20,955
2.273% due 03/03/2022 •	10,500	10,207
2.291% (US0003M + 0.540%) due 08/04/2020 ~	18,000	17,872
2.293% due 04/23/2021	21,668	21,889
2.323% (US0003M + 0.560%) due 11/02/2021 ~	6,500	6,534
2.362% due 05/28/2021	19,800	20,037
2.381% due 09/17/2020	4,400	4,420
2.567% due 11/02/2021	10,800	10,819
2.662% (US0003M + 0.970%) due 02/16/2021 ~	3,000	2,975
2.849% due 03/03/2022	26,500	26,626
2.876% (US0003M + 1.070%) due 04/23/2021 ~	14,740	14,868

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~	68,738	66,809
3.579% due 07/23/2020	70,046	69,832
4.464% due 07/23/2022	21,393	22,217

Cigna Corp.
1.493% (US0003M + 0.650%) due 09/17/2021 ~	20,500	19,685
2.721% (US0003M + 0.890%) due 07/15/2023 ~	44,000	40,937

Conagra Brands, Inc.
2.378% (US0003M + 0.500%) due 10/09/2020 ~	6,700	6,607

CVS Health Corp.
1.719% (US0003M + 0.720%) due 03/09/2021 ~	2,050	2,008
2.800% due 07/20/2020	6,000	6,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

D.R. Horton, Inc.
2.550% due 12/01/2020	$5,300	$5,227
4.375% due 09/15/2022	6,200	6,324

Daimler Finance North America LLC
2.133% (US0003M + 0.450%) due 02/22/2021 ~	6,780	6,546
2.143% (US0003M + 0.430%) due 02/12/2021 ~	30,250	29,168
2.301% (US0003M + 0.550%) due 05/04/2021 ~	47,999	46,149
2.411% (US0003M + 0.670%) due 11/05/2021 ~	12,900	12,445
2.563% (US0003M + 0.880%) due 02/22/2022 ~(e)	9,449	8,914
2.591% (US0003M + 0.840%) due 05/04/2023 ~(e)	62,400	54,275
2.592% (US0003M + 0.900%) due 02/15/2022 ~	17,500	16,225
2.700% due 08/03/2020	2,000	1,991
3.350% due 05/04/2021	7,300	7,228

Dell International LLC
4.420% due 06/15/2021 (e)	77,210	77,220

Delta Air Lines, Inc.
2.600% due 12/04/2020	7,280	6,954
3.625% due 03/15/2022	5,150	4,763

Deutsche Telekom International Finance BV
1.950% due 09/19/2021	450	445

Dominion Energy Gas Holdings LLC
1.341% (US0003M + 0.600%) due 06/15/2021 ~	24,500	23,553
2.800% due 11/15/2020	900	896

Doosan Infracore Co. Ltd.
2.500% due 07/26/2020	17,471	17,548

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~	29,100	28,788
2.195% (US0003M + 0.500%) due 02/18/2022 ~	25,000	23,242

Eni SpA
4.150% due 10/01/2020	10,000	9,999

ERAC USA Finance LLC
5.250% due 10/01/2020	1,231	1,251

Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	12,372	12,293

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~	2,000	1,961

General Electric Co.
4.375% due 09/16/2020	10,517	10,524
5.550% due 05/04/2020	3,300	3,309

General Motors Co.
1.796% (US0003M + 0.900%) due 09/10/2021 ~	5,065	4,572
2.542% (US0003M + 0.800%) due 08/07/2020 ~	30,109	29,593

Hewlett Packard Enterprise Co.
3.600% due 10/15/2020	4,862	4,868

Hyundai Capital America
1.689% due 09/18/2020 •	500	497
1.889% (US0003M + 1.000%) due 09/18/2020 ~	206	203
2.375% due 02/10/2023	11,000	10,392
2.450% due 06/15/2021	476	471
2.550% due 04/03/2020	19,000	19,001
2.708% (US0003M + 0.800%) due 04/03/2020 ~	2,350	2,350
2.750% due 09/18/2020	20,311	20,360
2.812% due 07/08/2021 •	3,316	3,209
2.812% (US0003M + 0.940%) due 07/08/2021 ~	2,000	1,935
3.000% due 10/30/2020	7,831	7,829
3.000% due 03/18/2021	170	170
3.450% due 03/12/2021	1,845	1,844
3.750% due 07/08/2021	5,300	5,299

Imperial Brands Finance PLC
3.750% due 07/21/2022	12,500	12,514

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan, Inc.
3.111% (US0003M + 1.280%) due 01/15/2023 ~	$6,861	$5,713

Komatsu Finance America, Inc.
2.118% due 09/11/2020	17,025	17,007

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~	7,300	6,906
2.554% (US0003M + 0.820%) due 08/10/2022 ~	45,266	42,120
2.800% due 07/02/2020	7,132	7,079

L3Harris Technologies, Inc.
2.250% (US0003M + 0.480%) due 04/30/2020 ~	11,100	11,085

Martin Marietta Materials, Inc.
2.333% (US0003M + 0.650%) due 05/22/2020 ~	5,800	5,759

Masco Corp.
3.500% due 04/01/2021	16,600	16,452

Microchip Technology, Inc.
3.922% due 06/01/2021	4,800	4,681

Mitsubishi Corp.
2.625% due 07/14/2022	6,300	6,208

Moody’s Corp.
2.625% due 01/15/2023	5,000	5,034
3.250% due 06/07/2021	4,400	4,404

Mylan NV
3.150% due 06/15/2021	15,790	15,580
3.750% due 12/15/2020	567	563

NetApp, Inc.
3.375% due 06/15/2021	1,550	1,554

NXP BV
3.875% due 09/01/2022	500	503
4.125% due 06/01/2021	5,800	5,857

Occidental Petroleum Corp.
2.684% (US0003M + 0.950%) due 02/08/2021 ~	34,303	27,188
3.142% (US0003M + 1.450%) due 08/15/2022 ~	17,337	11,623

Panasonic Corp.
2.536% due 07/19/2022	7,500	7,374

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	12,300	12,239
3.450% due 07/01/2024	16,700	16,988

Phillips 66
2.247% (US0003M + 0.600%) due 02/26/2021 ~	2,100	1,965
2.581% (US0003M + 0.750%) due 04/15/2020 ~	2,000	1,998

Reckitt Benckiser Treasury Services PLC
1.764% (US0003M + 0.560%) due 06/24/2022 ~	18,450	17,799

Reynolds American, Inc.
3.250% due 06/12/2020	5,305	5,289

Ryder System, Inc.
2.500% due 05/11/2020	991	991
3.500% due 06/01/2021	3,700	3,701

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021 (e)	59,946	58,168

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	5,000	4,962

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,438	2,434

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	2,300	2,359

Syngenta Finance NV
3.698% due 04/24/2020	2,600	2,595

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021	19,900	20,174

Telefonica Emisiones S.A.
5.462% due 02/16/2021	14,245	14,448

Time Warner Cable LLC
4.125% due 02/15/2021	2,806	2,815

TransCanada PipeLines Ltd.
9.875% due 01/01/2021	1,800	1,869

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TTX Co.
2.600% due 06/15/2020	$1,600	$1,595

Tyco Electronics Group S.A.
1.764% (US0003M + 0.450%) due 06/05/2020 ~	4,813	4,787

Tyson Foods, Inc.
2.146% (US0003M + 0.450%) due 08/21/2020 ~	27,220	27,163

VMware, Inc.
2.300% due 08/21/2020 (e)	94,037	93,042
2.950% due 08/21/2022	3,600	3,586

Volkswagen Group of America Finance LLC
2.064% (US0003M + 0.860%) due 09/24/2021 ~	1,500	1,374
2.400% due 05/22/2020	800	797
2.653% (US0003M + 0.940%) due 11/12/2021 ~	9,627	9,424
4.000% due 11/12/2021	800	792

Volkswagen International Finance NV
4.000% due 08/12/2020	3,690	3,686

Vulcan Materials Co.
1.341% (US0003M + 0.600%) due 06/15/2020 ~	16,351	16,223

Wm Wrigley Jr Co.
3.375% due 10/21/2020	200	199

Woodside Finance Ltd.
4.600% due 05/10/2021	900	894

Woolworths Group Ltd.
4.000% due 09/22/2020	1,000	1,012
4.550% due 04/12/2021	1,000	1,032

ZF North America Capital, Inc.
4.500% due 04/29/2022	1,150	1,080

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	5,051	5,051

Zoetis, Inc.
3.450% due 11/13/2020	2,400	2,377

		2,173,157

UTILITIES 6.6%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~(e)	13,000	12,081
2.330% (US0003M + 0.750%) due 06/01/2021 ~(e)	91,000	88,376
2.594% (US0003M + 0.890%) due 02/15/2023 ~	22,200	20,961
2.781% (US0003M + 0.950%) due 07/15/2021 ~	15,300	14,955

BP Capital Markets America, Inc.
1.702% (US0003M + 0.650%) due 09/19/2022 ~	42,303	40,490

British Transco International Finance BV
0.000% due 11/04/2021(c)	4,300	4,197

CenterPoint Energy, Inc.
3.600% due 11/01/2021	200	200

Consolidated Edison Co. of New York, Inc.
1.616% (US0003M + 0.400%) due 06/25/2021 ~	11,000	10,683

Duke Energy Corp.
1.418% (US0003M + 0.650%) due 03/11/2022 ~	41,400	40,364

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	600	640
6.400% due 09/15/2020	3,017	3,082

Enel Finance International NV
2.875% due 05/25/2022	7,200	6,972

Evergy, Inc.
4.850% due 06/01/2021	2,000	2,022

Eversource Energy
2.750% due 03/15/2022	7,000	7,107

Exelon Corp.
2.850% due 06/15/2020	1,900	1,900
5.150% due 12/01/2020	11,800	11,855

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstEnergy Corp.
2.850% due 07/15/2022	$5,700	$5,567

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	10,000	9,947

IPALCO Enterprises, Inc.
3.450% due 07/15/2020	750	750

National Grid North America, Inc.
2.375% due 09/30/2020	12,420	12,321

National Rural Utilities Cooperative Finance Corp.
1.750% (US0003M + 0.375%) due 06/30/2021 ~	16,000	15,776

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	6,100	6,028
2.163% (US0003M + 0.550%) due 08/28/2021 ~	6,200	6,076
2.399% (US0003M + 0.720%) due 02/25/2022 ~	16,800	16,341
2.403% due 09/01/2021	4,700	4,699
2.900% due 04/01/2022	8,500	8,642
3.342% due 09/01/2020	23,000	23,025

PacifiCorp
2.950% due 02/01/2022	4,250	4,288

Pennsylvania Electric Co.
5.200% due 04/01/2020	4,654	4,654

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	9,267	9,133

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	3,000	3,001
2.375% due 04/12/2020	3,000	3,000
2.500% due 04/28/2020	73,214	73,302

Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~(e)	67,675	66,615

Telstra Corp. Ltd.
4.800% due 10/12/2021	6,500	6,706

Verizon Communications, Inc.
1.741% (US0003M + 1.000%) due 03/16/2022 ~(e)	125,310	119,304
2.792% (US0003M + 1.100%) due 05/15/2025 ~	13,200	12,040

		677,100

Total Corporate Bonds & Notes (Cost $7,060,487)		6,844,392

MUNICIPAL BONDS & NOTES 0.1%

MISSISSIPPI 0.1%

Mississippi State General Obligation Bonds, Series 2017
1.756% (US0001M + 0.400%) due 11/01/2028 ~	11,700	11,703

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
1.924% (US0003M + 0.130%) due 10/25/2036 ~	1,350	1,330

Total Municipal Bonds & Notes (Cost $13,028)		13,033

U.S. GOVERNMENT AGENCIES 18.4%

Fannie Mae
1.247% due 01/25/2048 •	3,636	3,583
1.347% due 09/25/2043 - 08/25/2049 •	8,050	7,949
1.397% due 07/25/2049 - 08/25/2049 •(e)	106,024	105,307
1.397% due 07/25/2049 - 08/25/2049 •	13,120	13,009
1.447% due 12/25/2049 - 08/25/2059 •(e)	79,687	79,321
1.955% due 03/25/2048 •	4,133	4,120
1.955% due 06/25/2048 •(e)	22,503	22,382

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.975% due 08/25/2044 - 01/25/2045 •	$14,574	$14,435
1.977% due 12/25/2048 •(e)	21,287	21,293
2.005% due 08/25/2044	16,534	16,451
2.005% due 10/25/2044 - 05/25/2058 •	102,090	101,852
2.005% due 12/25/2044 - 12/25/2048 •(e)	74,769	74,222
2.055% due 07/25/2044 - 09/25/2049 •	7,308	7,307
2.055% due 05/25/2049 •(e)	29,274	29,249
2.075% due 11/25/2046 •	4,295	4,294
2.095% due 12/25/2046 •	3,669	3,671
2.105% due 07/25/2046 •(e)	40,548	40,592

Freddie Mac
1.105% due 06/15/2035 - 11/15/2043 •	2,775	2,753
1.105% due 05/15/2046 - 12/15/2046 •(e)	26,807	26,526
1.135% due 06/15/2036 •	1,480	1,468
1.155% due 11/15/2044 - 08/15/2049 •	7,575	7,543
1.155% due 09/15/2048 - 09/25/2049 •(e)	32,290	32,019
1.255% due 06/15/2041 •	6,529	6,509
1.500% due 03/26/2025 - 12/15/2042	29,171	29,213
1.500% due 04/03/2025 (a)	25,500	25,467
1.845% due 11/25/2021 •	7,552	7,439
1.855% due 06/25/2025 •	12,777	12,785
1.865% due 09/25/2021 •	2,320	2,315
1.975% due 05/15/2038 •	5,993	5,929
1.985% due 05/15/2041 •	6,091	6,094
1.995% due 06/15/2040 •	6,067	6,065
2.005% due 12/15/2036 - 07/15/2044 •	63,695	62,997
2.005% due 03/15/2037 - 09/15/2044 •(e)	408,058	406,345
2.055% due 01/15/2037 - 01/15/2040 •	1,007	1,006
2.055% due 07/15/2038 - 09/15/2038 •(e)	144,412	144,259
2.095% due 11/15/2042 •	3,017	3,013
2.105% due 12/15/2037 - 05/15/2038 •	7,815	7,778
2.500% due 07/25/2034 - 10/25/2048 (e)	206,936	211,838
2.852% due 10/15/2037 (e)	84,423	84,234

Ginnie Mae
1.073% due 03/20/2037 •	1,763	1,727
1.083% due 04/20/2037 •	2,199	2,182
1.223% due 04/20/2049 •(e)	13,986	13,881
1.862% due 06/20/2066 •	172	171
1.981% due 02/20/2043 - 02/20/2046 •(e)	79,424	78,818
2.132% due 06/20/2067 •	551	543
2.162% due 04/20/2061 •	1,394	1,380
2.292% due 03/20/2065 •(e)	8,946	8,819
2.412% due 08/20/2067 •	2,467	2,449
2.462% due 05/20/2066 •(e)	5,658	5,608
2.500% due 01/20/2049 - 10/20/2049 (e)	92,349	95,705
2.636% due 08/20/2062 ~	3,811	3,820
2.675% due 11/20/2067 •	1,462	1,465
2.916% due 09/20/2067 •(e)	16,555	16,608
3.310% due 07/20/2067 •(e)	8,481	8,502
3.487% due 06/20/2067 •	5,437	5,439
3.629% due 04/20/2067 •(e)	5,420	5,414

Total U.S. Government Agencies (Cost $1,896,429)		1,895,163

U.S. TREASURY OBLIGATIONS 2.7%

U.S. Treasury Notes
0.375% due 03/31/2022 (e)	280,100	280,948

Total U.S. Treasury Obligations (Cost $280,437)		280,948

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	171

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 4.4%

280 Park Avenue Mortgage Trust
1.585% due 09/15/2034 •		$15,000	$14,337

Ashford Hospitality Trust
1.605% due 04/15/2035 •		6,063	5,041

Atrium Hotel Portfolio Trust
1.655% due 06/15/2035 •		5,000	4,157

Bancorp Commercial Mortgage Trust
1.755% due 09/15/2036 •		19,575	18,670

Brass PLC
2.392% due 11/16/2066 •		12,047	11,784

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045		18,167	18,588

Commercial Mortgage Trust
3.373% due 10/10/2048		2,000	2,077
3.391% due 05/15/2045		1,711	1,738

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050		4,906	5,063

DBCG Mortgage Trust
1.405% due 06/15/2034 •		9,000	8,302

Eurosail PLC
0.000% due 03/13/2045 •	EUR	4,029	4,295

Exantas Capital Corp. Ltd.
1.800% due 04/15/2036 •		$20,715	18,348

Gosforth Funding PLC
1.522% due 12/19/2059 •		1,435	1,425
2.129% due 08/25/2060 •		20,299	19,886

GPMT Ltd.
1.673% due 11/21/2035 •		1,312	1,271

GS Mortgage Securities Corp. Trust
1.405% due 07/15/2032 •		5,000	4,754
3.419% due 10/10/2032		24,000	22,874

GS Mortgage Securities Trust
3.707% due 08/10/2044		36,325	36,707

Harben Finance PLC
1.551% due 08/20/2056 •	GBP	3,381	4,156

Hawksmoor Mortgages
1.761% due 05/25/2053 •		60,448	73,983

Holmes Master Issuer PLC
2.191% due 10/15/2054 •		$7,714	7,691
2.251% due 10/15/2054 •		22,049	21,956

JPMorgan Chase Commercial Mortgage Securities Trust
1.705% due 06/15/2032 •		18,976	18,150
3.093% due 07/05/2032		5,618	5,647

Lehman XS Trust
1.487% due 12/25/2035 •		595	522

MF1 Ltd.
2.077% due 12/25/2034 «•		25,000	22,388

Motel 6 Trust
1.625% due 08/15/2034 •		5,313	4,990

PFP Ltd.
1.755% due 04/14/2037 •		17,900	16,277

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	4,868	5,942

Rosslyn Portfolio Trust
1.939% due 06/15/2033 •		$14,500	13,088

Silverstone Master Issuer PLC
2.369% (US0003M + 0.550%) due 01/21/2070 ~		2,310	2,306

UBS Commercial Mortgage Trust
3.400% due 05/10/2045		19,900	20,198

Warwick Finance Residential Mortgages PLC
1.522% due 09/21/2049 •	GBP	12,743	15,795
2.037% due 09/21/2049 •		2,278	2,812

Wells Fargo Commercial Mortgage Trust
1.436% due 12/15/2036 •		$3,065	2,849
1.647% due 12/13/2031 •		5,000	4,757

Wells Fargo-RBS Commercial Mortgage Trust
1.360% due 08/15/2047 •		15,325	15,477
2.695% due 03/15/2045		99	101

Total Non-Agency Mortgage-Backed Securities (Cost $478,889)			458,402

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 12.4%

Ally Auto Receivables Trust
1.700% due 06/15/2021		$301	$301
1.780% due 08/16/2021		178	177

Ally Master Owner Trust
1.025% due 07/15/2022 •		8,100	7,946

Arbor Realty Collateralized Loan Obligation Ltd.
1.695% due 12/15/2027 •		6,050	5,698

Atrium Corp.
2.632% due 04/22/2027 •		9,700	9,560

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	12,500	13,489

B&M CLO Ltd.
2.573% due 04/16/2026 •		$397	395

Babson Euro CLO BV
0.434% due 10/25/2029 •	EUR	6,495	7,070

Barings Euro CLO BV
0.680% due 07/27/2030 •		11,200	12,171

Benefit Street Partners CLO Ltd.
2.599% due 07/18/2027 •		$1,473	1,455

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	7,735	8,422

Black Diamond CLO Ltd.
2.886% due 02/06/2026 •		$691	691

BMW Canada Auto Trust
1.956% due 09/20/2022	CAD	27,509	19,452
2.153% due 10/20/2021		6,016	4,266

Brookside Mill CLO Ltd.
2.656% due 01/17/2028 •		$5,500	5,391

Canadian Pacer Auto Receivables Trust
0.950% due 11/21/2022 •		23,800	23,555

CARDS Trust
1.055% due 04/17/2023 •		46,700	46,660

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	3,700	4,016

CarMax Auto Owner Trust
1.400% due 08/15/2021		$2,704	2,699
2.730% due 08/16/2021		779	779

Chesapeake Funding LLC
1.075% due 08/15/2030 •		10,746	10,547
1.910% due 08/15/2029		7,526	7,489
1.950% due 09/15/2031		14,989	14,809

CIFC Funding Ltd.
2.654% due 10/25/2027 •		15,500	15,237

CNH Capital Canada Receivables Trust
2.103% due 02/15/2022	CAD	5,273	3,740

CNH Equipment Trust
2.520% due 08/15/2024		$15,500	15,834

Commonbond Student Loan Trust
2.550% due 05/25/2041		812	823

CoreVest American Finance Trust
2.968% due 10/15/2049		3,634	3,611

Denali Capital CLO LLC
2.844% due 10/26/2027 •		6,000	5,877

DLL LLC
2.270% due 05/20/2022		12,100	12,027

Dryden Senior Loan Fund
2.731% due 10/15/2027 •		16,695	16,006

ECMC Group Student Loan Trust
1.697% due 02/27/2068 •		17,410	16,599

Enterprise Fleet Financing LLC
1.780% due 12/22/2025		30,000	29,871

Evergreen Credit Card Trust
1.055% due 07/15/2022 •		36,300	36,128
1.075% due 10/16/2023 •		39,500	38,657
1.185% due 01/15/2023 •		30,000	28,514

First Franklin Mortgage Loan Trust
1.682% due 09/25/2035 •		2,438	2,429

Flagship CLO Ltd.
2.693% due 01/16/2026 •		2,698	2,664

Ford Auto Securitization Trust
2.319% due 04/15/2022	CAD	1,352	960

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Auto Lease Trust
2.930% due 04/15/2021		$2,208	$2,209

Ford Credit Floorplan Master Owner Trust
1.055% due 09/15/2022 •		5,000	4,921
2.230% due 09/15/2024		33,900	32,714

Gallatin CLO Ltd.
2.869% due 01/21/2028 •		15,000	14,629
2.881% (US0003M + 1.050%) due 07/15/2027 ~		29,791	29,172

GM Financial Automobile Leasing Trust
0.953% due 06/21/2021 •		1,027	1,023

GM Financial Consumer Automobile
1.780% due 10/18/2021		204	203

GM Financial Consumer Automobile Receivables Trust
0.935% due 08/16/2022 •		18,331	18,285

GMF Floorplan Owner Revolving Trust
1.135% due 07/15/2022 •		25,400	25,181

Halcyon Loan Advisors Funding Ltd.
2.747% due 04/20/2027 •		9,141	9,086
2.949% due 04/18/2026 •		165	165

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	9,445	10,309

Hertz Fleet Lease Funding LP
1.333% due 01/10/2033 •		$7,484	7,412
1.363% due 05/10/2032 •		3,962	3,936

HPEFS Equipment Trust
2.210% due 09/20/2029		2,700	2,662

Jamestown CLO Ltd.
2.521% due 07/15/2026 •		5,801	5,763

Jubilee CLO BV
0.311% due 12/15/2029 •	EUR	8,400	8,622

LCM LP
2.859% due 10/20/2027 •		$6,350	6,144

Marathon CLO Ltd.
2.566% due 11/21/2027 •		10,664	10,384

Master Credit Card Trust
1.414% due 07/21/2024 •		10,000	9,332

Monarch Grove CLO
2.674% due 01/25/2028 •		28,250	27,400

Motor PLC
1.477% due 09/25/2024 •		447	447

Mountain View CLO Ltd.
2.668% due 10/13/2027 •		3,897	3,732

Navient Private Education Loan Trust
1.055% due 12/15/2059 •		1,709	1,707
1.955% due 02/15/2029 •		3,632	3,625

Navient Private Education Refi Loan Trust
1.055% due 11/15/2068 •		6,261	6,162
2.530% due 02/18/2042		830	829

Navient Student Loan Trust
1.197% due 06/27/2067 •		6,549	6,546
1.217% due 02/27/2068 •		3,986	3,960
1.297% due 03/25/2067 •		17,433	17,224
1.327% due 03/25/2067 •		12,568	12,452
1.697% due 03/25/2066 •		1,970	1,953

Nelnet Student Loan Trust
1.647% due 09/27/2038 •		19,437	18,917
1.793% due 08/23/2027 •		2,178	2,172
1.797% due 02/25/2066 •		11,373	10,776

Neuberger Berman CLO Ltd.
2.631% due 07/15/2027 •		6,862	6,682

Nissan Auto Receivables Owner Trust
1.740% due 08/16/2021		2,878	2,878

Nissan Master Owner Trust Receivables
1.135% due 11/15/2023 •		15,000	14,309

Ocean Trails CLO
2.607% due 08/13/2025 •		105	105

OCP CLO Ltd.
2.614% due 10/26/2027 •		17,261	16,896
2.631% due 07/15/2027 •		4,410	4,367
2.686% due 04/17/2027 •		5,545	5,491

Octagon Investment Partners Ltd.
2.681% due 07/15/2027 •		7,100	6,868

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square Loan Funding Ltd.
2.431% due 04/15/2026 •		$5,575	$5,493
2.481% due 07/15/2026 •		8,625	8,421

Santander Retail Auto Lease Trust
1.890% due 09/20/2022		11,000	10,979

Silver Arrow Canada LP
2.361% due 01/15/2023	CAD	25,100	17,720

SLC Student Loan Trust
0.841% due 09/15/2026 •		$1,077	1,074
0.851% due 03/15/2027 •		4,135	4,073
0.861% due 06/15/2029 •		2,207	2,166

SLM Student Loan Trust
1.291% due 12/15/2025 •		2,730	2,699
1.397% due 06/25/2043 •		22,533	21,739
1.597% due 12/27/2038 •		12,349	11,999
1.597% due 06/25/2055 •		13,371	12,536
1.884% due 01/26/2026 •		12,811	12,546
1.904% due 01/25/2027 •		1,909	1,904
1.914% due 01/25/2027 •		3,613	3,544
2.344% due 04/27/2026 •		875	875
2.344% due 01/25/2028 •		3,836	3,820
2.394% due 10/25/2029 •		35,000	34,071
2.444% due 01/25/2022 •		1,330	1,275

SMB Private Education Loan Trust
1.055% due 03/16/2026 •		561	561
1.855% due 05/15/2026 •		5,088	5,085
2.340% due 09/15/2034		6,525	6,542
2.430% due 02/17/2032		7,471	7,530
2.700% due 05/15/2031		7,403	7,437
2.750% due 07/15/2027		429	432

SoFi Consumer Loan Program LLC
3.280% due 01/26/2026		1,086	1,067

SoFi Professional Loan Program LLC
1.647% due 03/26/2040 •		501	480
1.860% due 11/26/2040		1,393	1,390
2.050% due 01/25/2041		1,119	1,118
2.130% due 11/16/2048		8,264	8,257
2.147% due 06/25/2033 •		584	583
2.360% due 12/27/2032		1,261	1,270
2.390% due 02/25/2042		2,817	2,819
2.780% due 08/17/2048		12,879	12,919
3.180% due 06/15/2048		5,092	5,091

SoFi Professional Loan Program Trust
2.640% due 08/25/2047		4,159	4,137
3.080% due 01/25/2048		328	327
3.120% due 02/25/2048		622	625

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		27,532	25,953

Starwood Waypoint Homes Trust
1.655% due 01/17/2035 •		13,903	13,003

Structured Asset Securities Corp. Mortgage Loan Trust
1.517% due 05/25/2035 •		5,868	5,571

Symphony CLO Ltd.
2.711% due 04/15/2028 •		7,000	6,805

Telos CLO Ltd.
2.786% due 04/17/2028 •		15,984	15,531

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •	$5,913	$5,819

Towd Point Mortgage Trust
1.547% due 02/25/2057 •	3,476	3,395

Toyota Auto Receivables Owner Trust
0.835% due 02/15/2022 •	9,022	9,002

Tralee CLO Ltd.
2.849% due 10/20/2027 •	27,305	26,886

Trillium Credit Card Trust
1.275% due 09/26/2023 •	10,025	9,945
1.295% due 12/26/2024 •	17,000	15,939
1.405% due 01/26/2024 •	22,400	22,025

Venture CDO Ltd.
2.711% due 04/15/2027 •	8,700	8,475

Venture CLO Ltd.
2.681% due 01/15/2028 •	14,550	14,214

Volkswagen Auto Loan Enhanced Trust
2.810% due 07/20/2021	1,185	1,184

Voya CLO Ltd.
2.514% due 07/25/2026 •	5,301	5,191

WhiteHorse Ltd.
2.766% due 04/17/2027 •	$3,047	$3,017
2.996% due 07/17/2026 •	3,149	3,132

World Omni Auto Receivables Trust
1.300% due 02/15/2022	771	769

Z Capital Credit Partners CLO Ltd.
2.793% due 07/16/2027 •	17,500	17,053

Zais CLO Ltd.
2.981% due 04/15/2028 •	25,300	24,663

Total Asset-Backed Securities (Cost $1,309,862)		1,275,841

SOVEREIGN ISSUES 3.3%

CPPIB Capital, Inc.
1.873% (US0003M + 0.030%) due 10/16/2020 ~	5,000	4,987

Export Development Canada
1.960% due 01/29/2025	127,000	128,182

Export-Import Bank of India
2.696% (US0003M + 1.000%) due 08/21/2022 ~	16,705	16,508
2.750% due 04/01/2020	32,961	32,961
2.750% due 08/12/2020	13,500	13,510
3.125% due 07/20/2021	8,448	8,557

Hungary Government International Bond
6.375% due 03/29/2021	1,902	1,976

Japan Bank for International Cooperation
2.060% (US0003M + 0.480%) due 06/01/2020 ~	36,540	36,523
2.209% (US0003M + 0.390%) due 07/21/2020 ~	65,900	65,916

Kommunalbanken A/S
1.071% (US0003M + 0.330%) due 06/16/2020 ~	23,242	23,213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SNCF Reseau
2.000% due 10/13/2020	$4,000	$4,023

Total Sovereign Issues (Cost $335,272)		336,356

SHORT-TERM INSTRUMENTS 6.9%

CERTIFICATES OF DEPOSIT 1.2%

Bank of Montreal
0.410% (SOFRRATE + 0.400%) due 10/02/2020 ~	52,600	52,468

Lloyds Bank Corporate Markets PLC
1.704% (US0003M + 0.500%) due 09/24/2020 ~	54,900	54,865

Sumitomo Mitsui Banking Corp.
2.214% (US0003M + 0.380%) due 10/12/2021 ~	15,800	15,563

		122,896

COMMERCIAL PAPER 1.2%

ERP Operating Ltd. Partnership
1.860% due 04/23/2020	50,000	49,897

Royal Caribbean Cruise
1.900% due 04/01/2020	25,000	24,996

Sempra Energy Holdings
1.850% due 04/06/2020	35,000	34,984

VW Credit, Inc.
2.450% due 04/01/2020	10,000	9,999

		119,876

REPURCHASE AGREEMENTS (d) 4.3%
		438,519

U.S. TREASURY BILLS 0.2%
0.051% due 04/07/2020 - 09/24/2020 (b)(c)(g)(i)	23,394	23,389

Total Short-Term Instruments (Cost $705,141)		704,680

Total Investments in Securities (Cost $12,079,545)		11,808,815

Total Investments 114.6% (Cost $12,079,545)		$11,808,815

Financial Derivative Instruments (f)(h) (0.1)% (Cost or Premiums, net $1,889)		(10,335)

Other Assets and Liabilities, net (14.5)%		(1,493,160)

Net Assets 100.0%		$10,305,320

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	173

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$398,330	U.S. Treasury Inflation Protected Securities 0.125% - 1.250% due 07/15/2020 - 04/15/2021	$(406,302)	$398,330	$398,330
MBC	0.000	03/31/2020	04/01/2020	37,600	U.S. Treasury Bonds 2.750% due 08/15/2047	(39,063)	37,600	37,600
SSB	0.000	03/31/2020	04/01/2020	2,589	U.S. Treasury Notes 2.000% due 08/31/2021(1)	(2,641)	2,589	2,589

Total Repurchase Agreements						$(448,006)	$438,519	$438,519

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	1.010%	03/31/2020	04/15/2020	$(360,109)	$(360,119)
BPS	1.200	03/17/2020	05/15/2020	(321,809)	(321,970)
	1.250	03/31/2020	04/16/2020	(15,739)	(15,740)
	1.350	03/31/2020	04/24/2020	(242,188)	(242,197)
	1.400	03/27/2020	04/28/2020	(161,578)	(161,610)
	1.450	04/01/2020	05/01/2020	(176,526)	(176,526)
FAR	0.900	03/26/2020	04/20/2020	(85,956)	(85,969)
	1.750	03/26/2020	04/06/2020	(213,969)	(214,031)
NOM	1.500	03/25/2020	04/27/2020	(84,701)	(84,726)
RCY	0.950	03/16/2020	05/15/2020	(281,275)	(281,394)
	1.500	03/27/2020	04/16/2020	(6,228)	(6,229)
	1.620	03/27/2020	04/03/2020	(5,870)	(5,871)
SBI	1.400	03/27/2020	04/03/2020	(98,962)	(98,981)

Total Reverse Repurchase Agreements					$(2,055,363)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(360,119)	$0	$(360,119)	$383,961	$23,842
BPS	0	(918,043)	0	(918,043)	936,628	18,585
FAR	0	(300,000)	0	(300,000)	316,659	16,659
FICC	398,330	0	0	398,330	(406,302)	(7,972)
MBC	37,600	0	0	37,600	(39,063)	(1,463)
NOM	0	(84,726)	0	(84,726)	97,630	12,904
RCY	0	(293,494)	0	(293,494)	305,514	12,020
SBI	0	(98,981)	0	(98,981)	137,651	38,670
SSB	2,589	0	0	2,589	(2,641)	(52)

Total Borrowings and Other Financing Transactions	$438,519	$(2,055,363)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(504,272)	$0	$0	$(504,272)
U.S. Government Agencies	0	(771,201)	(603,364)	0	(1,374,565)

Total Borrowings	$0	$(1,275,473)	$(603,364)	$0	$(1,878,837)

Payable for reverse repurchase agreements(4)					$(1,878,837)

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

(e)	Securities with an aggregate market value of $2,181,954 and cash of $3,150 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Collateral is held in custody by the counterparty.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(62,552) at a weighted average interest rate of 1.325%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(176,526) is outstanding at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	7,636	$	1,682,843	$26,720	$0	$(238)
U.S. Treasury 10-Year Note June Futures	06/2020	2,210		306,499	1,187	0	(311)

					$27,907	$0	$(549)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2020	5,941	$	(744,760)	$(18,929)	$279	$0
U.S. Treasury 10-Year Ultra June Futures	06/2020	1,031		(160,868)	(9,580)	338	0

					$(28,509)	$617	$0

Total Futures Contracts					$(602)	$617	$(549)

SWAP AGREEMENTS:

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(1)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$	833,000	$0	$(355)	$(355)	$0	$(71)
3-Month USD-LIBOR(1)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023		637,200	0	(274)	(274)	0	(54)

						$0	$(629)	$(629)	$0	$(125)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300%	Annual	03/01/2022	$	1,898,500	$1,889	$(86,205)	$(84,316)	$0	$(124)

Total Swap Agreements							$1,889	$(86,834)	$(84,945)	$0	$(249)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$617	$0	$617	$0	$(549)	$(249)	$(798)

(g)	Securities with an aggregate market value of $542 and cash of $38,700 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	175

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	JPY	815,385		$7,560	$0	$(13)
	05/2020	AUD	5,478		3,698	334	0
	05/2020	JPY	10,654,032		97,286	0	(1,861)
	05/2020		$7,577	JPY	815,385	9	0

CBK	04/2020		202,744		21,600,000	0	(1,899)
	05/2020	JPY	6,700		$61	0	(1)
	05/2020		$3,676	GBP	2,837	0	(145)
	05/2020		130	JPY	14,000	0	0

GLM	04/2020	JPY	21,600,000		$197,439	0	(3,406)
	05/2020		21,600,000		193,566	0	(7,413)

MYI	04/2020		$96,337	JPY	10,600,000	2,117	0
	05/2020	EUR	63,562		$69,771	0	(369)
	05/2020		$206,533	JPY	21,600,000	0	(5,554)

RYL	05/2020	GBP	2		$3	0	0
	06/2020		$227	MYR	950	0	(6)

SCX	05/2020	CAD	70,444		$53,112	3,079	0
	05/2020		$1,134	EUR	1,044	18	0
	05/2020		90,783	JPY	9,784,615	244	0

SSB	05/2020	GBP	86,659		$112,701	4,816	0
	05/2020		$1,039	GBP	847	15	0

TOR	05/2020		5,655	CAD	7,794	2	(121)

Total Forward Foreign Currency Contracts						$10,634	$(20,788)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$343	$0	$0	$343	$(1,874)	$0	$0	$(1,874)	$(1,531)	$1,319	$(212)
CBK	0	0	0	0	(2,045)	0	0	(2,045)	(2,045)	3,016	971
GLM	0	0	0	0	(10,819)	0	0	(10,819)	(10,819)	9,834	(985)
MYI	2,117	0	0	2,117	(5,923)	0	0	(5,923)	(3,806)	5,805	1,999
RYL	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
SCX	3,341	0	0	3,341	0	0	0	0	3,341	(3,080)	261
SSB	4,831	0	0	4,831	0	0	0	0	4,831	(5,100)	(269)
TOR	2	0	0	2	(121)	0	0	(121)	(119)	0	(119)

Total Over the Counter	$10,634	$0	$0	$10,634	$(20,788)	$0	$0	$(20,788)

(i)

Securities with an aggregate market value of $20,313 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$617	$617

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,634	$0	$10,634

	$0	$0	$0	$10,634	$617	$11,251

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$549	$549
Swap Agreements	0	0	0	0	249	249

	$0	$0	$0	$0	$798	$798

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,788	$0	$20,788

	$0	$0	$0	$20,788	$798	$21,586

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,002	$6,002
Swap Agreements	0	0	0	0	(28,849)	(28,849)

	$0	$0	$0	$0	$(22,847)	$(22,847)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,316	$0	$17,316

	$0	$0	$0	$17,316	$(22,847)	$(5,531)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(99)	$(99)
Swap Agreements	0	0	0	0	(57,175)	(57,175)

	$0	$0	$0	$0	$(57,274)	$(57,274)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,728)	$0	$(11,728)

	$0	$0	$0	$(11,728)	$(57,274)	$(69,002)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	177

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$3,994,135	$0	$3,994,135
Industrials	0	2,173,157	0	2,173,157
Utilities	0	677,100	0	677,100
Municipal Bonds & Notes
Mississippi	0	11,703	0	11,703
Pennsylvania	0	1,330	0	1,330
U.S. Government Agencies	0	1,895,163	0	1,895,163
U.S. Treasury Obligations	0	280,948	0	280,948
Non-Agency Mortgage-Backed Securities	0	436,014	22,388	458,402
Asset-Backed Securities	0	1,275,841	0	1,275,841
Sovereign Issues	0	336,356	0	336,356
Short-Term Instruments
Certificates of Deposit	0	122,896	0	122,896
Commercial Paper	0	119,876	0	119,876
Repurchase Agreements	0	438,519	0	438,519
U.S. Treasury Bills	0	23,389	0	23,389

Total Investments	$0	$11,786,427	$22,388	$11,808,815

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$617	$0	$0	$617
Over the counter	0	10,634	0	10,634

	$617	$10,634	$0	$11,251

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(549)	(249)	0	(798)
Over the counter	0	(20,788)	0	(20,788)

	$(549)	$(21,037)	$0	$(21,586)

Total Financial Derivative Instruments	$68	$(10,403)	$0	$(10,335)

Totals	$68	$11,776,024	$22,388	$11,798,480

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.6%

CORPORATE BONDS & NOTES 29.2%

BANKING & FINANCE 22.3%

ABN AMRO Bank NV
2.208% (US0003M + 0.570%) due 08/27/2021 ~	$4,000	$3,893

AerCap Ireland Capital DAC
4.250% due 07/01/2020	300	296
4.625% due 10/30/2020	13,069	12,679

African Development Bank
0.751% (US0003M + 0.010%) due 12/15/2021 ~	143,000	142,587
0.931% (US0003M + 0.190%) due 06/15/2020 ~	3,500	3,494

AIG Global Funding
3.350% due 06/25/2021	250	252

American Express Co.
2.341% (US0003M + 0.600%) due 11/05/2021 ~	10,600	10,437
3.700% due 11/05/2021	10,600	10,853

American Express Credit Corp.
1.791% (US0003M + 1.050%) due 09/14/2020 ~	51,315	51,041

American Honda Finance Corp.
1.001% (US0003M + 0.260%) due 06/16/2020 ~	25,000	24,844
1.118% (US0003M + 0.350%) due 06/11/2021 ~	35,000	33,790
2.099% (US0003M + 0.280%) due 10/19/2020 ~	7,200	7,182
2.342% (US0003M + 0.470%) due 01/08/2021 ~	39,500	39,199
3.150% due 01/08/2021	8,500	8,561

American Tower Corp.
2.800% due 06/01/2020	20,639	20,477

Asian Development Bank
0.751% (US0003M + 0.010%) due 12/15/2021 ~	103,000	102,979
0.791% (US0003M + 0.050%) due 03/16/2021 ~	28,000	27,967
0.931% (US0003M + 0.190%) due 06/16/2021 ~	66,000	66,038

Athene Global Funding
2.750% due 04/20/2020	11,175	11,151
2.959% (US0003M + 1.140%) due 04/20/2020 ~	36,100	36,124

Bank of America N.A.
2.033% (US0003M + 0.350%) due 05/24/2021 ~	2,500	2,454

Bank of New York Mellon
1.534% (US0003M + 0.280%) due 06/04/2021 ~	48,200	47,501

Barclays PLC
2.875% due 06/08/2020	9,373	9,335

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021	350	357

Caterpillar Financial Services Corp.
1.152% (US0003M + 0.100%) due 06/19/2020 ~	6,400	6,374
1.299% (US0003M + 0.300%) due 03/08/2021 ~	24,400	23,954
1.872% (US0003M + 0.180%) due 05/15/2020 ~	14,000	13,965
1.913% (US0003M + 0.200%) due 11/12/2021 ~	28,800	28,274
2.082% (US0003M + 0.390%) due 05/17/2021 ~	28,800	28,220

Citibank N.A.
2.376% (US0003M + 0.570%) due 07/23/2021 ~	12,467	12,256

Citigroup, Inc.
2.069% (US0003M + 1.070%) due 12/08/2021 ~	10,635	10,463
2.350% due 08/02/2021	4,000	4,010
2.700% due 03/30/2021	300	301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.755% (US0003M + 1.380%) due 03/30/2021 ~	$55,800	$55,401
2.953% (US0003M + 1.190%) due 08/02/2021 ~	27,600	27,425
3.104% (US0003M + 1.310%) due 10/26/2020 ~	16,400	16,152

CK Hutchison International Ltd.
2.250% due 09/29/2020	2,000	2,002

CNH Industrial Capital LLC
3.875% due 10/15/2021	700	697

Credit Agricole Corporate & Investment Bank S.A.
2.533% due 10/03/2021 •	4,713	4,641

Credit Suisse AG
1.199% (SOFRRATE + 0.450%) due 02/04/2022 ~	48,800	45,712

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020	30,700	30,684
4.109% (US0003M + 2.290%) due 04/16/2021 ~	32,100	32,123

Crown Castle International Corp.
3.400% due 02/15/2021	20,000	20,140

Dexia Credit Local S.A.
1.574% (US0003M + 0.320%) due 09/04/2020 ~	28,000	27,969
2.095% (US0003M + 0.320%) due 09/29/2020 ~	118,400	118,602

DNB Bank ASA
1.821% (US0003M + 0.370%) due 10/02/2020 ~	12,000	11,896

DNB Boligkreditt A/S
2.000% due 05/28/2020	15,000	14,999

Ford Motor Credit Co. LLC
1.574% (US0003M + 0.790%) due 06/12/2020 ~	40,800	39,591
2.193% (US0003M + 0.430%) due 11/02/2020 ~	1,100	1,029
2.343% due 11/02/2020	1,000	965

General Motors Financial Co., Inc.
2.778% (US0003M + 0.930%) due 04/13/2020 ~	70,209	70,061
4.200% due 03/01/2021	60,538	58,279

Goldman Sachs Bank USA
0.994% due 05/24/2021 •	44,500	43,288
3.200% due 06/05/2020	5,900	5,901

Goldman Sachs Group, Inc.
1.941% (US0003M + 1.200%) due 09/15/2020 ~	500	500
2.862% (US0003M + 1.170%) due 11/15/2021 ~	31,059	30,446
3.154% (US0003M + 1.360%) due 04/23/2021 ~	23,352	23,213
3.449% (US0003M + 1.770%) due 02/25/2021 ~	15,500	15,185

Harley-Davidson Financial Services, Inc.
2.196% (US0003M + 0.500%) due 05/21/2020 ~	33,500	33,389
2.520% (US0003M + 0.940%) due 03/02/2021 ~	12,300	12,291

HSBC Holdings PLC
1.434% (US0003M + 0.650%) due 09/11/2021 ~	82,350	80,533
2.292% (US0003M + 0.600%) due 05/18/2021 ~	9,150	8,964
3.239% (US0003M + 2.240%) due 03/08/2021 ~	2,500	2,486
3.339% (US0003M + 1.660%) due 05/25/2021 ~	15,853	15,715
3.400% due 03/08/2021	26,472	26,626
5.100% due 04/05/2021	500	511

HSH Portfoliomanagement AoeR
1.219% (US0003M + 0.330%) due 09/18/2020 ~	6,000	6,002
2.022% (US0003M + 0.330%) due 11/19/2021 ~	2,400	2,412

Jackson National Life Global Funding
2.094% (US0003M + 0.300%) due 04/27/2020 ~	12,000	11,995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.131% (US0003M + 0.300%) due 10/15/2020 ~	$12,000	$11,919

JPMorgan Chase & Co.
2.550% due 03/01/2021	19,100	19,151
3.060% (US0003M + 1.480%) due 03/01/2021 ~	1,100	1,103

JPMorgan Chase Bank N.A.
2.134% (US0003M + 0.340%) due 04/26/2021 ~	56,875	55,432
3.086% due 04/26/2021 •	26,500	26,490

Landeskreditbank Baden-Wuerttemberg Foerderbank
1.387% (US0003M + 0.120%) due 09/27/2021 ~	10,060	10,068

Lloyds Bank PLC
3.300% due 05/07/2021	3,175	3,177

Macquarie Bank Ltd.
2.915% (US0003M + 1.120%) due 07/29/2020 ~	18,000	18,041

Manufacturers & Traders Trust Co.
2.156% (US0001M + 1.215%) due 12/28/2020 ~	7,900	7,878

Marsh & McLennan Cos., Inc.
2.575% (US0003M + 1.200%) due 12/29/2021 ~	8,900	8,908
3.500% due 12/29/2020	4,000	4,032

Metropolitan Life Global Funding
0.510% (SOFRRATE + 0.500%) due 05/28/2021 ~	43,542	41,862
0.580% due 09/07/2020 •	78,200	77,367
1.184% (US0003M + 0.400%) due 06/12/2020 ~	12,400	12,364
2.050% due 06/12/2020	5,230	5,227
3.450% due 10/09/2021	7,000	7,082

Mitsubishi UFJ Financial Group, Inc.
1.833% (US0003M + 1.060%) due 09/13/2021 ~	20,993	20,510
2.190% due 09/13/2021	3,091	3,052
2.444% (US0003M + 0.650%) due 07/26/2021 ~	11,100	10,641
2.950% due 03/01/2021	2,335	2,334
3.535% due 07/26/2021	2,600	2,624

Mitsubishi UFJ Trust & Banking Corp.
2.650% due 10/19/2020	2,800	2,800

Mizuho Financial Group, Inc.
1.913% (US0003M + 1.140%) due 09/13/2021 ~	62,536	60,741
3.318% (US0003M + 1.480%) due 04/12/2021 ~	16,900	16,549

Morgan Stanley
2.999% (US0003M + 1.180%) due 01/20/2022 ~	113,784	113,212
5.500% due 07/24/2020	700	707

MUFG Bank Ltd.
2.750% due 09/14/2020	3,500	3,475
2.850% due 09/08/2021	4,700	4,679

National Bank of Canada
1.344% (US0003M + 0.560%) due 06/12/2020 ~	760	758

Nederlandse Waterschapsbank NV
1.744% (US0003M + 0.010%) due 11/10/2020 ~	41,500	41,480

New York Life Global Funding
2.075% (US0003M + 0.280%) due 01/28/2021 ~	13,500	13,256
2.148% (US0003M + 0.270%) due 04/09/2020 ~	3,000	3,000

Nissan Motor Acceptance Corp.
1.261% (US0003M + 0.520%) due 03/15/2021 ~	2,500	2,454
1.765% (US0003M + 0.390%) due 09/28/2020 ~	52,016	51,490
1.765% due 09/28/2020 •	2,300	2,277
2.150% due 09/28/2020	30,680	30,132
2.238% (US0003M + 0.390%) due 07/13/2020 ~	66,174	65,882

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	179

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Bank Abp
2.083% (US0003M + 0.470%) due 05/29/2020 ~	$9,300	$9,282

NRW Bank
1.374% (US0003M + 0.060%) due 03/05/2021 ~	75,000	75,002
1.774% (US0003M + 0.040%) due 02/08/2021 ~	39,000	39,033

NTT Finance Corp.
1.905% (US0003M + 0.530%) due 06/29/2020 ~	15,800	15,734

Oesterreichische Kontrollbank AG
0.751% (US0003M + 0.010%) due 09/15/2020 ~	4,400	4,394

Royal Bank of Canada
2.100% due 10/14/2020	7,000	6,985

Santander UK Group Holdings PLC
2.875% due 10/16/2020	57,634	57,627

Santander UK PLC
2.063% (US0003M + 0.300%) due 11/03/2020 ~	6,316	6,307
2.125% due 11/03/2020	13,430	13,354
3.400% due 06/01/2021	5,600	5,612
3.750% due 11/15/2021	12,700	12,372

Shinhan Bank Co. Ltd.
2.250% due 04/15/2020	3,405	3,406

Skandinaviska Enskilda Banken AB
2.122% (US0003M + 0.430%) due 05/17/2021 ~	15,900	15,382
3.250% due 05/17/2021	14,500	14,596

Standard Chartered PLC
2.250% due 04/17/2020	23,200	23,159

Sumitomo Mitsui Banking Corp.
2.213% (US0003M + 0.370%) due 10/16/2020 ~	8,800	8,686
2.450% due 10/20/2020	1,800	1,779

Sumitomo Mitsui Financial Group, Inc.
2.679% (US0003M + 1.680%) due 03/09/2021 ~	1,800	1,781

Svensk Exportkredit AB
0.791% (US0003M + 0.050%) due 12/14/2020 ~	18,860	18,816
0.893% (US0003M + 0.120%) due 12/13/2021 ~	40,000	39,906

Svenska Handelsbanken AB
2.525% (US0003M + 1.150%) due 03/30/2021 ~	18,600	18,074

Synchrony Bank
3.650% due 05/24/2021	14,250	14,027

Toronto-Dominion Bank
1.113% (US0003M + 0.270%) due 03/17/2021 ~	20,500	19,994
1.950% due 04/02/2020	25,000	25,000
2.050% due 10/09/2020	50,000	48,621

Toyota Motor Credit Corp.
0.410% due 10/23/2020 •	47,700	47,141
2.028% (US0003M + 0.150%) due 10/09/2020 ~	41,400	41,020
2.096% (US0003M + 0.260%) due 04/17/2020 ~	5,900	5,898

U.S. Bank N.A.
1.999% (US0003M + 0.180%) due 01/21/2022 ~	41,200	39,626

UBS AG
1.579% due 06/08/2020 •	183,765	183,193
2.430% (US0003M + 0.850%) due 06/01/2020 ~	15,400	15,385

UBS Group AG
2.644% (US0003M + 1.440%) due 09/24/2020 ~	9,700	9,621
3.618% due 04/14/2021 •	47,150	46,181

Wells Fargo & Co.
2.594% (US0003M + 1.340%) due 03/04/2021 ~	10,306	10,128
2.600% due 07/22/2020	4,500	4,501
2.682% (US0003M + 0.880%) due 07/22/2020 ~	8,434	8,390

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Bank N.A.
2.076% (US0003M + 0.380%) due 05/21/2021 ~	$192,800	$190,260
2.306% (US0003M + 0.500%) due 07/23/2021 ~	46,232	45,080
2.312% (US0003M + 0.510%) due 10/22/2021 ~	47,613	45,856

		3,652,496

INDUSTRIALS 5.9%

AbbVie, Inc.
2.046% (US0003M + 0.350%) due 05/21/2021 ~	69,500	67,526

Amgen, Inc.
2.181% (US0003M + 0.450%) due 05/11/2020 ~	6,526	6,506

Anthem, Inc.
4.350% due 08/15/2020	4,606	4,639

BAT Capital Corp.
2.294% due 08/14/2020 •	71,577	70,408

BMW U.S. Capital LLC
2.074% (US0003M + 0.370%) due 08/14/2020 ~	54,100	53,614
2.207% (US0003M + 0.500%) due 08/13/2021 ~	9,254	8,899
3.250% due 08/14/2020	2,900	2,890

Bristol-Myers Squibb Co.
1.892% (US0003M + 0.200%) due 11/16/2020 ~	68,700	68,177

Charter Communications Operating LLC
3.579% due 07/23/2020	27,500	27,416

Chevron Corp.
2.642% (US0003M + 0.950%) due 05/16/2021 ~	15,400	15,146

Cigna Corp.
3.200% due 09/17/2020	4,430	4,437

Comcast Corp.
1.763% (US0003M + 0.330%) due 10/01/2020 ~	28,890	28,707

Conagra Brands, Inc.
2.378% (US0003M + 0.500%) due 10/09/2020 ~	27,075	26,700

CVS Health Corp.
1.719% (US0003M + 0.720%) due 03/09/2021 ~	5,100	4,996
2.800% due 07/20/2020	106,449	106,473

Daimler Finance North America LLC
2.200% due 05/05/2020	31,063	30,972
2.271% (US0003M + 0.530%) due 05/05/2020 ~	19,145	19,115
2.450% due 05/18/2020	24,495	24,446
3.100% due 05/04/2020	11,800	11,780

Diageo Capital PLC
1.932% (US0003M + 0.240%) due 05/18/2020 ~	5,000	4,993

Discovery Communications LLC
2.800% due 06/15/2020	7,311	7,294

General Electric Co.
2.631% (US0003M + 0.800%) due 04/15/2020 ~	4,483	4,470

Georgia-Pacific LLC
5.400% due 11/01/2020	8,782	8,867

GlaxoSmithKline Capital PLC
2.054% (US0003M + 0.350%) due 05/14/2021 ~	14,100	13,549

Hyundai Capital America
2.550% due 04/03/2020	10,765	10,765
2.708% (US0003M + 0.800%) due 04/03/2020 ~	8,817	8,817

International Business Machines Corp.
2.107% (US0003M + 0.400%) due 05/13/2021 ~	46,500	45,945

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	3,900	3,841

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kraft Heinz Foods Co.
2.800% due 07/02/2020	$2,890	$2,869

Marriott International, Inc.
1.649% (US0003M + 0.650%) due 03/08/2021 ~	4,600	3,933

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~	3,000	2,953

Occidental Petroleum Corp.
4.850% due 03/15/2021	1,500	1,260

Reynolds American, Inc.
3.250% due 06/12/2020	13,658	13,618

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	6,545	6,495

Southern Co.
2.750% due 06/15/2020	3,715	3,718

Telefonica Emisiones S.A.
5.134% due 04/27/2020	45,238	45,242
5.462% due 02/16/2021	5,436	5,513

Tyson Foods, Inc.
2.130% (US0003M + 0.550%) due 06/02/2020 ~	16,000	15,960

United Parcel Service, Inc.
1.583% (US0003M + 0.150%) due 04/01/2021 ~	300	296

VMware, Inc.
2.300% due 08/21/2020	15,769	15,602

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	12,141	12,100
2.477% (US0003M + 0.770%) due 11/13/2020 ~	30,150	29,772
3.875% due 11/13/2020	26,037	25,956

Vulcan Materials Co.
1.341% (US0003M + 0.600%) due 06/15/2020 ~	1,000	992

Waste Management, Inc.
4.750% due 06/30/2020	3,000	3,019

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	86,923	86,923

		967,609

UTILITIES 1.0%

American Electric Power Co., Inc.
2.150% due 11/13/2020	450	447

BG Energy Capital PLC
4.000% due 12/09/2020	7,200	7,178

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	53,600	53,620

Duke Energy Corp.
2.204% (US0003M + 0.500%) due 05/14/2021 ~	3,300	3,266

Entergy Corp.
5.125% due 09/15/2020	1,901	1,901

Exelon Corp.
2.850% due 06/15/2020	4,000	4,000

Pennsylvania Electric Co.
5.200% due 04/01/2020	3,887	3,887

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	15,445	15,449
2.375% due 04/12/2020	11,895	11,895
2.500% due 04/28/2020	53,182	53,246

		154,889

Total Corporate Bonds & Notes (Cost $4,837,215)		4,774,994

U.S. GOVERNMENT AGENCIES 2.2%

Federal Home Loan Bank
1.700% due 08/25/2021	134,700	134,905

Freddie Mac
1.150% due 04/01/2022 - 04/08/2022 (a)	224,400	224,381

Total U.S. Government Agencies (Cost $359,282)		359,286

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.6%

U.S. Treasury Notes
1.625% due 12/31/2021		$150,000	$153,712
2.750% due 09/15/2021 (e)		100,000	103,703

Total U.S. Treasury Obligations (Cost $257,469)			257,415

ASSET-BACKED SECURITIES 0.3%

CNH Equipment Trust
1.995% due 11/16/2020		9,065	9,042

Enterprise Fleet Financing LLC
1.973% due 11/20/2020		13,072	13,039

GM Financial Consumer Automobile Receivables Trust
1.766% due 01/19/2021		11,538	11,530

GMF Canada Leasing Trust
2.154% due 03/22/2021	CAD	1,547	1,098

MMAF Equipment Finance LLC
2.125% due 10/09/2020		$5,829	5,827

Santander Retail Auto Lease Trust
1.981% due 10/20/2020		1,296	1,296

Silver Arrow Canada LP
2.129% due 03/15/2021	CAD	5,508	3,908

Total Asset-Backed Securities (Cost $46,130)			45,740

SOVEREIGN ISSUES 4.7%

Agence Francaise de Developpement EPIC
1.119% (US0003M + 0.120%) due 06/07/2021 ~		$42,000	42,010
1.172% (US0003M + 0.120%) due 06/19/2020 ~		76,000	76,056

BNG Bank NV
2.625% due 01/15/2021		5,000	5,078

Caisse des Depots et Consignations
1.541% (US0003M + 0.090%) due 10/02/2020 ~		13,000	13,002

CPPIB Capital, Inc.
1.873% (US0003M + 0.030%) due 10/16/2020 ~		53,000	52,861

Export Development Canada
0.999% (US0003M) due 12/07/2020 ~		83,000	82,795
1.813% (US0003M + 0.130%) due 11/23/2020 ~		46,000	46,022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Industrial Bank of Korea
2.000% due 04/23/2020	$5,100	$5,100

Japan Bank for International Cooperation
2.060% (US0003M + 0.480%) due 06/01/2020 ~	63,590	63,560
2.209% (US0003M + 0.390%) due 07/21/2020 ~	85,925	85,946

Kommunalbanken A/S
1.071% (US0003M + 0.330%) due 06/16/2020 ~	42,200	42,148
1.129% (US0003M + 0.130%) due 09/08/2021 ~	4,000	4,005
1.871% (US0003M + 0.040%) due 04/15/2021 ~	32,000	32,010

Korea Development Bank
2.500% due 01/13/2021	200	203
4.625% due 11/16/2021	11,900	12,621

Municipality Finance PLC
1.804% (US0003M + 0.010%) due 10/26/2020 ~	27,900	27,904

Nederlandse Waterschapsbank NV
0.811% (US0003M + 0.070%) due 12/15/2021 ~	84,000	83,899

Province of Quebec
1.325% (US0003M + 0.130%) due 09/21/2020 ~	28,900	28,886

SNCF Reseau
2.000% due 10/13/2020	5,000	5,029

State of North Rhine-Westphalia
1.825% (US0003M + 0.050%) due 01/29/2021 ~	45,000	45,027

Tokyo Metropolitan Government
2.125% due 05/19/2020	18,000	18,024

Total Sovereign Issues (Cost $772,580)		772,186

SHORT-TERM INSTRUMENTS 87.6%

CERTIFICATES OF DEPOSIT 0.7%

Goldman Sachs Bank USA
0.770% due 02/26/2021 •	50,000	49,756

Royal Bank of Canada
0.320% (SOFRRATE + 0.310%) due 08/14/2020 ~	77,000	76,665

		126,421

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.9%

American Electric Power Co., Inc.
1.750% due 04/06/2020	$6,000	$5,997

Northrop Grumman Corp.
1.760% due 04/29/2020	42,500	42,389

Royal Caribbean Cruise
1.900% due 04/01/2020	49,200	49,191

Sempra Energy Holdings
1.850% due 04/22/2020	42,900	42,816

Spire, Inc.
1.800% due 04/15/2020	13,650	13,632

		154,025

REPURCHASE AGREEMENTS (d) 80.5%
		13,174,567

SHORT-TERM NOTES 0.1%

CarMax Auto Owner Trust
1.776% due 01/15/2021	8,420	8,413

U.S. TREASURY BILLS 5.4%
0.069% due 04/07/2020 - 09/24/2020 (a)(b)(c)(g)	886,998	886,896

Total Short-Term Instruments (Cost $14,354,853)		14,350,322

Total Investments in Securities (Cost $20,627,529)		20,559,943

Total Investments 125.6% (Cost $20,627,529)		$20,559,943

Financial Derivative Instruments (f) (0.1)% (Cost or Premiums, net $0)		(24,093)

Other Assets and Liabilities, net (25.5)%		(4,172,429)

Net Assets 100.0%		$16,363,421

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	0.000%	04/01/2020	04/06/2020	$153,000	U.S. Treasury Bonds 3.000% - 3.625% due 08/15/2043 - 05/15/2045	$(153,891)	$153,000	$153,000
	0.050	03/30/2020	04/01/2020	750,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(754,255)	750,000	750,002

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	181

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.010%	03/31/2020	04/01/2020	$ 4,400	U.S. Treasury Bonds 3.375% due 11/15/2048	$(4,505)	$4,400	$4,400
	0.010	04/01/2020	04/02/2020	750,000	U.S. Treasury Bonds 2.250% - 3.375% due 11/15/2048 - 08/15/2049	(765,713)	750,000	750,000
	0.010	04/01/2020	04/02/2020	250,000	U.S. Treasury Notes 2.875% due 07/31/2025	(255,071)	250,000	250,000
	0.020	03/31/2020	04/01/2020	950,000	U.S. Treasury Bonds 2.250% - 3.375% due 11/15/2048 - 08/15/2049	(974,778)	950,000	950,000
	0.020	03/31/2020	04/01/2020	1,150,000	U.S. Treasury Notes 1.625% - 3.000% due 04/30/2025 - 09/30/2026	(1,173,034)	1,150,000	1,150,001
BOS	0.000	04/01/2020	04/02/2020	100,000	U.S. Treasury Bonds 3.000% - 4.250% due 05/15/2039 - 05/15/2047	(102,954)	100,000	100,000
	0.010	03/31/2020	04/01/2020	65,100	U.S. Treasury Notes 1.750% due 07/31/2021	(66,491)	65,100	65,100
	0.020	03/31/2020	04/01/2020	52,500	U.S. Treasury Bonds 4.375% due 02/15/2038	(54,060)	52,500	52,500
	0.400	03/19/2020	04/02/2020	400,000	U.S. Treasury Bonds 2.500% due 05/15/2046	(473,475)	400,000	400,058
BPS	(0.800)	03/30/2020	04/02/2020	EUR 800,000	Republic of Germany 0.000% - 5.625% due 03/11/2022 - 01/04/2028	(277,933)	881,320	881,281
					Republic of Germany 0.000% - 6.500% due 04/15/2020 - 07/04/2028	(605,891)
BRC	0.000	04/01/2020	04/02/2020	$ 100,000	U.S. Treasury Bonds 2.500% due 05/15/2046	(102,328)	100,000	100,000
DEU	0.000	04/01/2020	04/02/2020	50,400	U.S. Treasury Bonds 2.750% due 11/15/2047	(45,628)	50,400	50,400
					U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(5,607)
	0.010	03/31/2020	04/01/2020	30,900	U.S. Treasury Bonds 2.500% due 02/15/2046	(31,421)	30,900	30,900
FICC	0.000	03/31/2020	04/01/2020	474,380	U.S. Treasury Inflation Protected Securities 1.125% - 1.250% due 07/15/2020 - 01/15/2021	(256,049)	474,380	474,380
					U.S. Treasury Notes 1.375% - 2.375% due 08/31/2020 - 12/31/2020	(227,819)
	0.000	04/01/2020	04/02/2020	2,800,000	U.S. Treasury Bonds 2.500% - 3.000% due 11/15/2044 - 02/15/2047	(2,430,295)	2,800,000	2,800,000
					U.S. Treasury Notes 3.125% due 11/15/2028	(425,709)
	0.010	03/31/2020	04/01/2020	1,700,000	U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025	(259,685)	1,700,000	1,700,000
					U.S. Treasury Notes 1.500% - 2.625% due 12/31/2023 - 11/30/2024	(1,474,319)
IND	(0.580)	03/31/2020	04/02/2020	EUR 400,000	Republic of Germany 0.000% due 03/11/2022	(113,262)	440,660	440,653
					Republic of Germany 1.500% - 3.250% due 07/04/2021 - 02/15/2023	(327,597)
JPS	0.010	03/31/2020	04/01/2020	$ 32,700	U.S. Treasury Bonds 3.000% due 11/15/2044	(33,386)	32,700	32,700
	0.000	01/31/2018	01/15/2028	2,900	U.S. Treasury Inflation Protected Securities 0.500% due 01/15/2028	(2,958)	2,900	2,900
MBC	0.080	03/25/2020	04/01/2020	500,000	U.S. Treasury Inflation Protected Securities 1.125% - 1.250% due 07/15/2020 - 01/15/2021	(479,051)	500,000	500,008
					U.S. Treasury Notes 1.750% due 02/28/2022	(36,846)
	0.080	03/26/2020	04/02/2020	500,000	U.S. Treasury Notes 1.500% - 1.875% due 01/31/2022 - 10/31/2024	(518,606)	500,000	500,007
SAL	0.000	04/01/2020	04/02/2020	22,800	U.S. Treasury Floating Rate Notes 0.239% due 01/31/2022	(23,253)	22,800	22,800
SCX	0.030	03/31/2020	04/01/2020	750,000	U.S. Treasury Bonds 2.875% - 4.500% due 08/15/2039 - 08/15/2045	(758,015)	750,000	750,000
	0.060	03/27/2020	04/03/2020	250,000	U.S. Treasury Bonds 3.375% due 05/15/2044	(256,206)	250,000	250,002
SSB	0.000	03/31/2020	04/01/2020	11,207	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(11,431)	11,207	11,207
TDM	0.000	03/31/2020	04/01/2020	2,300	U.S. Treasury Bonds 3.000% due 05/15/2047	(2,384)	2,300	2,300

Total Repurchase Agreements						$(13,483,906)	$13,174,567	$13,174,599

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
AZD	$903,002	$0	$0	$903,002	$(905,322)	$(2,320)
BCY	3,104,401	0	0	3,104,401	(3,173,102)	(68,701)

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
BOS	$617,658	$0	$0	$617,658	$(627,663)	$(10,005)
BPS	881,281	0	0	881,281	(881,242)	39
BRC	100,000	0	0	100,000	(102,328)	(2,328)
DEU	81,300	0	0	81,300	(82,656)	(1,356)
FICC	4,974,380	0	0	4,974,380	(5,073,876)	(99,496)
IND	440,653	0	0	440,653	(441,442)	(789)
JPS	35,600	0	0	35,600	(36,344)	(744)
MBC	1,000,015	0	0	1,000,015	(1,021,767)	(21,752)
SAL	22,800	0	0	22,800	(23,253)	(453)
SCX	1,000,002	0	0	1,000,002	(1,009,942)	(9,940)
SSB	11,207	0	0	11,207	(11,431)	(224)
TDM	2,300	0	0	2,300	(2,384)	(84)

Total Borrowings and Other Financing Transactions	$13,174,599	$0	$0

(e)	Securities with an aggregate market value of $84,635 and cash of $7,104 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020		$3,201	JPY	345,220	$6	$0
	05/2020	JPY	345,220		$3,208	0	(4)
	05/2020		$1,189	CAD	1,705	22	0

BRC	04/2020	JPY	367,520		$3,344	0	(70)
	04/2020		$278,171	JPY	29,610,000	0	(2,846)

CBK	05/2020		1,387	CAD	1,843	0	(78)
	05/2020		1,321	GBP	1,011	0	(62)

GLM	04/2020	EUR	800,000		$881,336	16	0
	04/2020	JPY	44,610,000		407,766	0	(7,035)
	05/2020		24,580,000		220,271	0	(8,436)

IND	04/2020	EUR	400,000		442,781	2,121	0

JPM	04/2020		$208	JPY	22,300	0	(1)

MYI	05/2020		235,026		24,580,000	0	(6,320)

SCX	05/2020		4,716	CAD	6,332	0	(219)

TOR	05/2020	CAD	4,105		$3,056	141	0
	05/2020		$1,218	CAD	1,615	0	(71)

UAG	04/2020		140,819	JPY	15,000,000	0	(1,343)
	05/2020	CAD	2,227		$1,668	86	0

Total Forward Foreign Currency Contracts						$2,392	$(26,485)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	U.S. Treasury Note	2	0.000% (1-Day USD Federal Funds Rate plus a specified spread)	Maturity	04/30/2020	$250,000	$0	$0	$0	$0

Total Swap Agreements								$0	$0	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	183

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$28	$0	$0	$28	$(4)	$0	$0	$(4)	$24	$0	$24
BRC	0	0	0	0	(2,916)	0	0	(2,916)	(2,916)	3,894	978
CBK	0	0	0	0	(140)	0	0	(140)	(140)	263	123
GLM	16	0	0	16	(15,471)	0	0	(15,471)	(15,455)	14,743	(712)
IND	2,121	0	0	2,121	0	0	0	0	2,121	0	2,121
JPM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MYC	0	0	0	0	0	0	0	0	0	1,130	1,130
MYI	0	0	0	0	(6,320)	0	0	(6,320)	(6,320)	0	(6,320)
SCX	0	0	0	0	(219)	0	0	(219)	(219)	363	144
TOR	141	0	0	141	(71)	0	0	(71)	70	0	70
UAG	86	0	0	86	(1,343)	0	0	(1,343)	(1,257)	1,511	254

Total Over the Counter	$2,392	$0	$0	$2,392	$(26,485)	$0	$0	$(26,485)

(g)

Securities with an aggregate market value of $23,533 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,392	$0	$2,392

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,485	$0	$26,485

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,427	$0	$22,427
Swap Agreements	0	0	0	0	(6,805)	(6,805)

	$0	$0	$0	$22,427	$(6,805)	$15,622

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18,722)	$0	$(18,722)
Swap Agreements	0	0	0	0	(521)	(521)

	$0	$0	$0	$(18,722)	$(521)	$(19,243)

184	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$3,652,496	$0	$3,652,496
Industrials	0	967,609	0	967,609
Utilities	0	154,889	0	154,889
U.S. Government Agencies	130,000	229,286	0	359,286
U.S. Treasury Obligations	0	257,415	0	257,415
Asset-Backed Securities	0	45,740	0	45,740
Sovereign Issues	0	772,186	0	772,186
Short-Term Instruments
Certificates of Deposit	0	126,421	0	126,421
Commercial Paper	0	154,025	0	154,025
Repurchase Agreements	0	13,174,567	0	13,174,567
Short-Term Notes	0	8,413	0	8,413
U.S. Treasury Bills	0	886,896	0	886,896

Total Investments	$130,000	$20,429,943	$0	$20,559,943

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Over the counter	$0	$2,392	$0	$2,392

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(26,485)	$0	$(26,485)

Total Financial Derivative Instruments	$0	$(24,093)	$0	$(24,093)

Totals	$130,000	$20,405,850	$0	$20,535,850

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	185

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

186	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2020

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Portfolio.

Distribution Frequency

Portfolio Name	Declared	Distributed

PIMCO Short-Term Floating NAV Portfolio II	Daily	Monthly

PIMCO Short Asset Portfolio	Daily	Monthly

PIMCO Short-Term Floating NAV Portfolio III	Daily	Monthly

PIMCO ABS and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO EM Bond and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO High Yield and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Investment Grade Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Long Duration Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Low Duration Portfolio	Quarterly	Quarterly

PIMCO Moderate Duration Portfolio	Quarterly	Quarterly

PIMCO Mortgage and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Municipal Portfolio	Quarterly	Quarterly

PIMCO Real Return Portfolio	Quarterly	Quarterly

PIMCO Short-Term Portfolio	Quarterly	Quarterly

PIMCO U.S. Government and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO International Portfolio	Quarterly	Quarterly

Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by

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dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Portfolio or class, by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, with respect to each Portfolio other than the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). With respect to the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III portfolio shares are ordinarily valued as of 3:00 p.m. Eastern time, on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) and do not normally take into account trading, clearances or settlements that take place after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), if the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing

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Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable

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market based data (Level 3). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1

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provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal

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year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2020 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Portfolio Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO ABS and Short-Term Investments Portfolio	$943,472	$2,195,580	$(2,797,101)	$(1,747)	$(1,420)	$338,784	$20,580	$0

PIMCO EM Bond and Short-Term Investments Portfolio	226,353	89,839	(196,500)	(361)	(640)	118,691	4,739	0

PIMCO High Yield and Short-Term Investments Portfolio	22,910	280,775	(242,700)	(41)	(384)	60,560	1,675	0

PIMCO Investment Grade Credit Bond Portfolio	70,464	1,499,987	(1,406,600)	(905)	(864)	162,082	2,287	0

PIMCO Long Duration Credit Bond Portfolio	202,647	8,561,634	(8,695,400)	56	125	69,062	2,635	0

PIMCO Mortgage and Short-Term Investments Portfolio	154	1,519,055	(1,357,500)	(740)	211	161,180	555	0

PIMCO Municipal Portfolio	625	80,231	(79,210)	(52)	(12)	1,582	131	0

PIMCO Real Return Portfolio	167	267,573	(240,500)	(46)	0	27,194	73	0

PIMCO Short-Term Portfolio	126,128	516,515	(550,400)	(93)	(340)	91,810	2,515	0

PIMCO U.S. Government and Short-Term Investments Portfolio	24,611	1,611,010	(1,629,100)	(566)	2	5,957	1,810	0

PIMCO International Portfolio	130,550	1,461,244	(1,407,900)	1	187	184,082	743	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which a Portfolio owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at March 31, 2020 (amounts in thousands†, except number of shares).

PIMCO High Yield and Short-Term Investments Portfolio
Security Name	Shares Held at 03/31/2019	Shares Purchased	Shares Sold	Shares Held at 03/31/2020	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income

Xfit Brands, Inc.	2,040,639	0	0	2,040,639	$0	$(7)	$10	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Bank Obligations  in which a Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolios deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than

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typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool

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of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Portfolio’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolios that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios at March 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan

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Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a

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Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms

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and conditions of the Order, and to the extent permitted by each Portfolios’ investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolios’ investment restrictions). If a borrowing portfolios’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Portfolios of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included

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within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are

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included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

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considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party

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agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. A Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party,

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Notes to Financial Statements (Cont.)

as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Portfolio. There is no guarantee that the investment objective of a Portfolio will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

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Municipal Project-Specific Risk  is the risk that a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Subsidiary Risk  is the risk that, by investing in a Portfolio’s subsidiary, the Portfolio is indirectly exposed to the risks associated with the subsidiary’s investments. Portfolio subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Portfolio’s offering memorandum and offering memorandum supplement for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse

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of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and

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settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for each Portfolio are charged at an annual rate as noted in the following table (calculated as a percentage of each Portfolio’s average daily net assets attributable to each Portfolio):

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee

PIMCO ABS and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO EM Bond and Short-Term Investments Portfolio	0.02%		0.10%

PIMCO High Yield and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Investment Grade Credit Bond Portfolio	0.02%		0.03%

PIMCO Long Duration Credit Bond Portfolio	0.02%		0.03%

PIMCO Low Duration Portfolio	0.02%		0.03%

PIMCO Moderate Duration Portfolio	0.02%		0.03%

PIMCO Mortgage and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Municipal Portfolio	0.02%		0.03%

PIMCO Real Return Portfolio	0.02%		0.03%

PIMCO Short-Term Portfolio	0.02%		0.03%

PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%

PIMCO U.S. Government and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO International Portfolio	0.02%		0.10%

PIMCO Short Asset Portfolio	0.00%	(1)	0.00%

PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each investing fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset

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Portfolio and PIMCO Short-Term Floating NAV Portfolio III); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolios’ Supervisory and Administrative Fee, or reimburse each Portfolio, to the extent that each Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Portfolio of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2020, were as follows (amounts in thousands†):

	Expiring within

Portfolio Name	12 months	13-24 months	25-36 months	Total

PIMCO ABS and Short-Term Investments Portfolio	$0	$0	$18	$18

PIMCO EM Bond and Short-Term Investments Portfolio	0	1	3	4

PIMCO High Yield and Short-Term Investments Portfolio	0	1	3	4

PIMCO Investment Grade Credit Bond Portfolio	0	0	10	10

PIMCO Long Duration Credit Bond Portfolio	0	0	117	117

PIMCO Low Duration Portfolio	0	0	6	6

PIMCO Moderate Duration Portfolio	0	0	11	11

PIMCO Mortgage and Short-Term Investments Portfolio	0	0	12	12

PIMCO Municipal Portfolio	0	0	1	1

PIMCO Real Return Portfolio	1	1	3	5

PIMCO Short-Term Portfolio	0	0	4	4

PIMCO Short-Term Floating NAV Portfolio II	0	0	25	25

PIMCO U.S. Government and Short-Term Investments Portfolio	0	0	11	11

PIMCO International Portfolio	0	0	4	4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each

206	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2020

transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$0	$59,533

PIMCO EM Bond and Short-Term Investments Portfolio	175,684	0

PIMCO High Yield and Short-Term Investments Portfolio	9,567	3,747

PIMCO Investment Grade Credit Bond Portfolio	88,563	144,433

PIMCO Long Duration Credit Bond Portfolio	993,930	977,901

PIMCO Low Duration Portfolio	10,352	1,917

PIMCO Moderate Duration Portfolio	72,106	0

PIMCO Short-Term Floating NAV Portfolio II	3,813,194	76,309

PIMCO Short Asset Portfolio	2,321,478	1,721,833

PIMCO Short-Term Floating NAV Portfolio III	5,848,813	674,243

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$18,331,729	$17,124,705	$859,116	$342,732

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	221,669	70,261

PIMCO High Yield and Short-Term Investments Portfolio	244	244	69,262	180,660

PIMCO Investment Grade Credit Bond Portfolio	3,457,731	3,340,908	1,256,620	969,121

PIMCO Long Duration Credit Bond Portfolio	39,455,875	38,595,697	5,518,587	4,577,022

PIMCO Low Duration Portfolio	1,310,358	1,425,874	120,342	127,609

PIMCO Moderate Duration Portfolio	11,433,734	10,538,492	622,441	214,438

PIMCO Mortgage and Short-Term Investments Portfolio	68,711,716	68,884,146	159,180	47,909

PIMCO Municipal Portfolio	0	0	69,976	55,858

PIMCO Real Return Portfolio	986,549	343,609	0	0

PIMCO Short-Term Portfolio	2,248,200	2,132,712	186,981	125,798

PIMCO Short-Term Floating NAV Portfolio II	192,916	20,000	2,195,268	1,020,865

PIMCO U.S. Government and Short-Term Investments Portfolio	879,548	648,717	0	51

PIMCO International Portfolio	0	0	313,657	121,449

PIMCO Short Asset Portfolio	4,352,648	3,146,508	5,088,297	5,467,275

PIMCO Short-Term Floating NAV Portfolio III	5,152,582	5,551,671	3,949,877	2,718,568

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2020	207

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO ABS and Short-Term Investments Portfolio				PIMCO EM Bond and Short-Term Investments Portfolio

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	78,272	$993,973	63,985	$811,070	10,943	$108,593	4,508	$44,308
Issued as reinvestment of distributions	15,599	196,716	14,473	181,844	392	3,742	3,416	32,904
Cost of shares redeemed	(125,761)	(1,567,444)	(60,813)	(774,010)	(5,823)	(56,192)	(24,099)	(238,928)

Net increase (decrease) resulting from Portfolio share transactions	(31,890)	$(376,755)	17,645	$218,904	5,512	$56,143	(16,175)	$(161,716)

	PIMCO High Yield and Short-Term Investments Portfolio				PIMCO Investment Grade Credit Bond Portfolio

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	23,927	$182,084	12,529	$96,403	120,291	$1,167,055	86,334	$810,880
Issued as reinvestment of distributions	6,147	45,827	4,793	36,795	10,167	98,123	9,148	84,556
Cost of shares redeemed	(40,595)	(309,523)	(18,659)	(144,000)	(79,102)	(758,440)	(28,342)	(265,939)

Net increase (decrease) resulting from Portfolio share transactions	(10,521)	$(81,612)	(1,337)	$(10,802)	51,356	$506,738	67,140	$629,497

	PIMCO Long Duration Credit Bond Portfolio				PIMCO Low Duration Portfolio

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	695,085	$8,642,123	855,678	$9,655,863	6,863	$68,247	45,249	$444,404
Issued as reinvestment of distributions	136,255	1,711,513	95,482	1,053,831	2,675	26,502	1,741	17,001
Cost of shares redeemed	(793,229)	(10,086,371)	(678,465)	(7,635,696)	(26,278)	(261,025)	(12,739)	(125,538)

Net increase (decrease) resulting from Portfolio share transactions	38,111	$267,265	272,695	$3,073,998	(16,740)	$(166,276)	34,251	$335,867

	PIMCO Moderate Duration Portfolio				PIMCO Mortgage and Short-Term Investments Portfolio

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	93,982	$953,745	96,896	$955,765	58,801	$651,714	91,593	$966,180
Issued as reinvestment of distributions	9,218	93,208	5,184	50,504	7,419	81,413	8,610	90,083
Cost of shares redeemed	(2,724)	(27,433)	(10,921)	(106,598)	(125,382)	(1,384,036)	(43,071)	(460,518)

Net increase (decrease) resulting from Portfolio share transactions	100,476	$1,019,520	91,159	$899,671	(59,162)	$(650,909)	57,132	$595,745

	PIMCO Municipal Portfolio				PIMCO Real Return Portfolio

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	3,717	$26,810	920	$6,400	75,176	$600,700	28,369	$217,410
Issued as reinvestment of distributions	1,267	8,994	1,494	10,281	1,516	12,221	894	6,895
Cost of shares redeemed	(2,038)	(14,426)	(1,432)	(9,897)	(29,611)	(243,441)	(1,268)	(9,801)

Net increase (decrease) resulting from Portfolio share transactions	2,946	$21,378	982	$6,784	47,081	$369,480	27,995	$214,504

208	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2020

	PIMCO Short-Term Portfolio				PIMCO Short-Term Floating NAV Portfolio II

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	7,088	$67,121	7,775	$73,947	4,562,850	$45,653,169	4,459,104	$44,626,798
Issued as reinvestment of distributions	2,261	21,275	2,193	20,697	14,107	141,187	12,104	121,139
Cost of shares redeemed	(17,551)	(165,783)	(2,774)	(26,412)	(4,546,651)	(45,491,594)	(4,275,616)	(42,790,624)

Net increase (decrease) resulting from Portfolio share transactions	(8,202)	$(77,387)	7,194	$68,232	30,306	$302,762	195,592	$1,957,313

	PIMCO U.S. Government and Short-Term Investments Portfolio				PIMCO International Portfolio

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	99,889	$1,026,995	21,347	$187,030	21,356	$130,121	5,681	$41,758
Issued as reinvestment of distributions	6,334	65,116	5,620	48,412	2,802	16,575	283	1,966
Cost of shares redeemed	(30,878)	(334,348)	(163,821)	(1,410,371)	(14,073)	(82,164)	(8,453)	(60,888)

Net increase (decrease) resulting from Portfolio share transactions	75,345	$757,763	(136,854)	$(1,174,929)	10,085	$64,532	(2,489)	$(17,164)

	PIMCO Short Asset Portfolio				PIMCO Short-Term Floating NAV Portfolio III

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	248,280	$2,471,178	591,240	$5,909,000	28,719,226	$283,870,931	23,310,371	$230,443,450
Issued as reinvestment of distributions	37,825	375,955	48,604	485,201	31,889	315,348	40,821	403,570
Cost of shares redeemed	(605,107)	(5,953,172)	(826,361)	(8,253,350)	(28,428,681)	(281,051,415)	(24,150,026)	(238,745,079)

Net increase (decrease) resulting from Portfolio share transactions	(319,002)	$(3,106,039)	(186,517)	$(1,859,149)	322,434	$3,134,864	(798,834)	$(7,898,059)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any, for the period ended March 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Low Duration Portfolio	2	0	32%	0%

PIMCO Mortgage and Short-Term Investments Portfolio	1	0	10%	0%

PIMCO Municipal Portfolio	1	0	25%	0%

PIMCO Real Return Portfolio	1	0	11%	0%

PIMCO Short-Term Portfolio	1	0	10%	0%

PIMCO U.S. Government and Short-Term Investments Portfolio	1	0	11%	0%

PIMCO International Portfolio	1	0	12%	0%

PIMCO Short Asset Portfolio	0	1	0%	46%

PIMCO Short-Term Floating NAV Portfolio III	0	1	0%	41%

ANNUAL REPORT	MARCH 31, 2020	209

Notes to Financial Statements (Cont.)

14. BASIS FOR CONSOLIDATION

PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company), PIMCO Short Asset Portfolio Subsidiary, LLC (Delaware limited liability company) and PIMCO Short-Term Floating NAV III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated on March 20, 2014, March 1, 2017 and March 20, 2014, respectively, as wholly owned subsidiaries acting as investment vehicles for the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III respectively, (“Consolidated Funds”) in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective offering memorandum and offering memorandum supplement. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Fund and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III and their Subsidiaries on March 20, 2014, March 20, 2017 and March 20, 2014, respectively, comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. The net assets of PIMCO International Portfolio Subsidiary, PIMCO Short Asset Portfolio Subsidiary and PIMCO Short-Term Floating NAV III

Subsidiary as of period end represented 2.6%, 0.1% and 0.1%, respectively, of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2020, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO ABS and Short-Term Investments Portfolio	$0	$43,927	$0	$(173,061)	$0	$(4,286)	$0	$0

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	0	(37,398)	0	0	(2,070)	0

PIMCO High Yield and Short-Term Investments Portfolio	0	7,478	0	(33,946)	0	(35,304)	0	0

PIMCO Investment Grade Credit Bond Portfolio	0	20,741	0	(102,540)	0	(12,164)	0	0

PIMCO Long Duration Credit Bond Portfolio	0	204,908	52,453	1,846,382	(3)	0	0	0

PIMCO Low Duration Portfolio	0	2,784	0	5,874	0	(5,225)	0	0

PIMCO Moderate Duration Portfolio	0	22,960	0	78,136	0	0	0	0

PIMCO Mortgage and Short-Term Investments Portfolio	0	18,691	0	48,008	0	0	0	0

PIMCO Municipal Portfolio	1,551	1,621	1,231	7,698	0	0	0	0

PIMCO Real Return Portfolio	0	8,760	0	38,322	0	(36,207)	0	0

210	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2020

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Short-Term Portfolio	$0	$5,792	$0	$(22,854)	$0	$(72,440)	$0	$0

PIMCO Short-Term Floating NAV Portfolio II	0	0	0	(31,191)	(33)	(55)	0	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0	67,402	180,604	207,301	0	0	0	0

PIMCO International Portfolio	0	0	0	(33,409)	0	(184,679)	0	0

PIMCO Short Asset Portfolio	0	2,071	0	(354,665)	0	(65,282)	0	0

PIMCO Short-Term Floating NAV Portfolio III	0	34,685	0	(67,685)	0	(32,995)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, interest-only basis adjustments, convertible preferred securities, straddle loss deferrals, interest accrued on defaulted securities, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2020, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO ABS and Short-Term Investments Portfolio	$0	$4,286

PIMCO EM Bond and Short-Term Investments Portfolio	0	0

PIMCO High Yield and Short-Term Investments Portfolio	26,190	9,114

PIMCO Investment Grade Credit Bond Portfolio	0	12,164

PIMCO Long Duration Credit Bond Portfolio	0	0

PIMCO Low Duration Portfolio	2,420	2,805

PIMCO Moderate Duration Portfolio	0	0

PIMCO Mortgage and Short-Term Investments Portfolio	0	0

PIMCO Municipal Portfolio	0	0

PIMCO Real Return Portfolio*	14,895	21,312

PIMCO Short-Term Portfolio*	1,380	71,060

PIMCO Short-Term Floating NAV Portfolio II	42	13

PIMCO U.S. Government and Short-Term Investments Portfolio	0	0

PIMCO International Portfolio	90,551	94,128

PIMCO Short Asset Portfolio	36,682	28,600

PIMCO Short-Term Floating NAV Portfolio III	6,381	26,614

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

ANNUAL REPORT	MARCH 31, 2020	211

Notes to Financial Statements (Cont.)

March 31, 2020

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO ABS and Short-Term Investments Portfolio	$5,403,421	$119,630	$(292,266)	$(172,636)

PIMCO EM Bond and Short-Term Investments Portfolio	538,407	48,372	(85,589)	(37,217)

PIMCO High Yield and Short-Term Investments Portfolio	433,207	21,839	(56,012)	(34,173)

PIMCO Investment Grade Credit Bond Portfolio	3,256,911	61,335	(163,833)	(102,498)

PIMCO Long Duration Credit Bond Portfolio	27,739,649	3,224,199	(1,377,298)	1,846,901

PIMCO Low Duration Portfolio	801,576	15,479	(9,605)	5,874

PIMCO Moderate Duration Portfolio	4,433,944	104,558	(26,422)	78,136

PIMCO Mortgage and Short-Term Investments Portfolio	5,658,611	149,730	(98,777)	50,953

PIMCO Municipal Portfolio	151,002	8,362	(665)	7,697

PIMCO Real Return Portfolio	1,102,535	41,361	(2,666)	38,695

PIMCO Short-Term Portfolio	660,530	12,414	(34,770)	(22,356)

PIMCO Short-Term Floating NAV Portfolio II	7,327,513	1,616	(32,809)	(31,193)

PIMCO U.S. Government and Short-Term Investments Portfolio	2,579,520	328,509	(119,452)	209,057

PIMCO International Portfolio	664,916	35,900	(70,744)	(34,844)

PIMCO Short Asset Portfolio	12,067,499	57,140	(411,527)	(354,387)

PIMCO Short-Term Floating NAV Portfolio III	20,603,439	3,112	(70,702)	(67,590)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, interest-only basis adjustments, convertible preferred securities, straddle loss deferrals, interest accrued on defaulted securities, and Lehman securities.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	March 31, 2020				March 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO ABS and Short-Term Investments Portfolio	$0	$197,509	$0	$0	$0	$182,507	$0	$0

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	115	3,701	0	31,063	2,313	0

PIMCO High Yield and Short-Term Investments Portfolio	0	47,002	0	0	0	37,502	0	0

PIMCO Investment Grade Credit Bond Portfolio	0	100,007	0	0	0	82,277	3,361	0

PIMCO Long Duration Credit Bond Portfolio	0	1,523,043	191,005	0	0	966,349	89,513	0

PIMCO Low Duration Portfolio	0	26,502	0	0	0	17,001	0	0

PIMCO Moderate Duration Portfolio	0	93,208	0	0	0	50,504	0	0

PIMCO Mortgage and Short-Term Investments Portfolio	0	84,004	0	0	0	91,503	0	0

PIMCO Municipal Portfolio	5,229	521	3,400	0	8,270	680	1,450	0

PIMCO Real Return Portfolio	0	12,501	0	0	0	5,577	1,403	0

PIMCO Short-Term Portfolio	0	21,500	0	0	0	20,801	0	0

PIMCO Short-Term Floating NAV Portfolio II	0	142,155	0	0	0	121,637	0	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0	46,005	20,701	0	0	49,204	0	0

PIMCO International Portfolio	0	17,001	0	0	0	0	0	2,001

PIMCO Short Asset Portfolio	0	376,584	0	0	0	467,752	17,644	0

PIMCO Short-Term Floating NAV Portfolio III	0	315,757	0	0	0	403,585	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

212	PRIVATE ACCOUNT PORTFOLIO SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III (sixteen of the portfolios constituting PIMCO Funds, hereafter collectively referred to as the “Portfolios”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, and for PIMCO Long Duration Credit Bond Portfolio, PIMCO Real Return Portfolio and PIMCO U.S. Government and Short-Term Investments Portfolio, the statements of cash flows for the year ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020, for PIMCO Long Duration Credit Bond Portfolio, PIMCO Real Return Portfolio and PIMCO U.S. Government and Short-Term Investments Portfolio, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	213

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GRE	NatWest Markets Securities Inc.	NXN	Natixis New York

BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co. LLC	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BOM	Bank of Montreal	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC

BOS	BofA Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SBI	Citigroup Global Markets Ltd.

BSH	Banco Santander S.A. - New York Branch	JPS	J.P. Morgan Securities LLC	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	SGY	Societe Generale, NY

CBK	Citibank N.A.	MEI	Merrill Lynch International	SOG	Societe Generale Paris

DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co. LLC.	STR	State Street FICC Repo

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.	UBS	UBS Securities LLC

GLM	Goldman Sachs Bank USA

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MYR	Malaysian Ringgit

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	HKD	Hong Kong Dollar	RUB	Russian Ruble

CAD	Canadian Dollar	HUF	Hungarian Forint	SGD	Singapore Dollar

CLP	Chilean Peso	INR	Indian Rupee	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TWD	Taiwanese Dollar

DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OSE	Osaka Securities Exchange	OTC	Over the Counter

MSE	Montreal Stock Exchange

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	PRIME	Daily US Prime Rate

ARLLMONP	Argentina Blended Policy Rate	IOS.FN.550.	Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	SOFRRATE	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	IOS.FN.550.08	2008 Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	IOS.FN.650.	Fannie Mae Interest Only Synthetics Total Return Swap Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index	US0001M	1 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR	US0006M	6 Month USD Swap Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MTGEFNCL	FNMA 30-Year Coupon Index	USSW10	10 Year USSW Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.	ST	State

CR	Custodial Receipts	PSF	Public School Fund

Other Abbreviations:

ABS	Asset-Backed Security	CHILIBOR	Chile Interbank Offered Rate	OIS	Overnight Index Swap

ADR	American Depositary Receipt	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

AID	Agency International Development	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt

BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	TBA	To-Be-Announced

BBR	Bank Bill Rate	JSC	Joint Stock Company	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)

CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	YOY	Year-Over-Year

214	PRIVATE ACCOUNT PORTFOLIO SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolios’ dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO ABS and Short-Term Investments Portfolio	0%	0%	$197,509	$0

PIMCO EM Bond and Short-Term Investments Portfolio	0%	0%	0	0

PIMCO High Yield and Short-Term Investments Portfolio	0%	0%	45,832	0

PIMCO Investment Grade Credit Bond Portfolio	1.18%	1.18%	100,007	0

PIMCO Long Duration Credit Bond Portfolio	0%	0%	1,523,043	0

PIMCO Low Duration Portfolio	0%	0%	26,502	0

PIMCO Moderate Duration Portfolio	0%	0%	93,208	0

PIMCO Mortgage and Short-Term Investments Portfolio	0%	0%	84,004	0

PIMCO Municipal Portfolio	0%	0%	5,770	0

PIMCO Real Return Portfolio	0%	0%	3,640	0

PIMCO Short-Term Portfolio	0%	0%	19,617	0

PIMCO Short-Term Floating NAV Portfolio II	0%	0%	123,504	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0%	0%	46,005	0

PIMCO International Portfolio	0%	0%	17,001	0

PIMCO Short Asset Portfolio	0%	0%	224,143	0

PIMCO Short-Term Floating NAV Portfolio III	0%	0%	246,890	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	215

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolios’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolios’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

216	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	217

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

218	PRIVATE ACCOUNT PORTFOLIO SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	219

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

220	PRIVATE ACCOUNT PORTFOLIO SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

PAPS3016AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

Real Return Strategy Funds

PIMCO Long-Term Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1) Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions....Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned

2	PIMCO REAL RETURN STRATEGY FUNDS

8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Inflation Response Multi-Asset Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a

4	PIMCO REAL RETURN STRATEGY FUNDS

holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Funds or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to the Funds.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“Benchmark Index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Funds (Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Long-Term Real Return Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	Diversified
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	04/27/18	—	10/30/03	10/30/03	Diversified
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’

website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Long-Term Real Return Fund

Institutional Class - PRAIX
I-2 - PRTPX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2020†§

U.S. Treasury Obligations	74.9%

U.S. Government Agencies	12.7%

Asset-Backed Securities	3.7%

Non-Agency Mortgage-Backed Securities	2.7%

Short-Term Instruments‡	2.4%

Corporate Bonds & Notes	2.2%

Sovereign Issues	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Long-Term Real Return Fund Institutional Class	18.93%	4.96%	6.30%	6.95%
PIMCO Long-Term Real Return Fund I-2	18.82%	4.86%	6.19%	6.88%
Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	20.65%	5.45%	6.52%	6.84%
Lipper Inflation-Protected Bond Funds Average	3.24%	1.66%	2.51%	3.83%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.32% for Institutional Class shares, and 1.42% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Real Return Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Exposure to U.S. long-term Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as U.S. long-term TIPS, as measured by the Bloomberg Barclays U.S. TIPS 10+ Year Index, posted positive returns.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) detracted from relative performance, as U.S. BEI spreads narrowed.

»	Exposure to non-Agency residential mortgage-backed securities detracted from relative performance, as these securities posted negative returns.

»	Underweight exposure to French nominal duration during the first half of the reporting period detracted from relative performance, as French nominal yields moved lower.

»	Underweight exposure to Italian nominal duration during the first quarter of the reporting period detracted from relative performance, as Italian nominal yields moved lower.

ANNUAL REPORT	MARCH 31, 2020	7

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
I-2 - PETPX	Class C - PETCX
I-3 - PNRNX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	56.2%

Real Estate Investment Trusts	18.0%

U.S. Government Agencies	9.8%

Asset-Backed Securities	5.5%

Corporate Bonds & Notes	4.6%

Sovereign Issues	3.9%

Non-Agency Mortgage-Backed Securities	1.3%

Short-Term Instruments‡	0.6%

Preferred Securities	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	(20.00)%	(0.34)%	9.91%	9.73%
PIMCO RealEstateRealReturn Strategy Fund I-2	(20.12)%	(0.43)%	9.79%	9.62%
PIMCO RealEstateRealReturn Strategy Fund I-3	(20.15)%	(0.49)%	9.74%	9.56%
PIMCO RealEstateRealReturn Strategy Fund Class A	(20.33)%	(0.73)%	9.47%	9.27%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	(24.73)%	(1.83)%	8.85%	8.89%
PIMCO RealEstateRealReturn Strategy Fund Class C	(20.85)%	(1.49)%	8.65%	8.45%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	(21.59)%	(1.49)%	8.65%	8.45%
Dow Jones U.S. Select REIT Total Return Index	(23.96)%	(1.42)%	6.88%	7.00%
Lipper Real Estate Funds Average	(16.75)%	(0.08)%	7.23%	7.24%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 2.09% for Institutional Class shares, 2.19% for I-2 shares, 2.29% for I-3 shares, 2.49% for Class A shares and 3.24% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Exposure to real estate investment trusts (“REITs”) detracted from absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Index, posted negative returns over the reporting period.

»

The Fund’s construction, which utilizes 1-5 Year U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral backing a portion of the Fund’s REIT exposure, contributed to absolute performance, as 1-5 Year U.S. TIPS posted positive returns and outperformed 1 Month LIBOR.

»	Security selection within active REIT strategies contributed to relative performance, as select securities outperformed the Dow Jones U.S. Select REIT Index.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»	Exposure to non-Agency residential mortgage-backed securities detracted from relative performance, as these securities posted negative returns.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) detracted from relative performance, as U.S. BEI spreads narrowed.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
I-2 - PPRMX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	40.3%

U.S. Government Agencies	22.2%

Sovereign Issues	6.1%

Asset-Backed Securities	5.9%

Mutual Funds	5.4%

Corporate Bonds & Notes	4.9%

Real Estate Investment Trusts	4.5%

Commodities	4.1%

Short-Term Instruments‡	3.3%

Non-Agency Mortgage-Backed Securities	2.4%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Inflation Response Multi-Asset Fund Institutional Class	(7.14)%	0.70%	0.37%
PIMCO Inflation Response Multi-Asset Fund I-2	(7.21)%	0.63%	0.29%
PIMCO Inflation Response Multi-Asset Fund Class A	(7.42)%	0.29%	(0.07)%
PIMCO Inflation Response Multi-Asset Fund Class A (adjusted)	(12.52)%	(0.84)%	(0.72)%
45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	(2.97)%	0.33%	(0.74)%
Lipper Flexible Portfolio Funds Average	(9.15)%	0.63%	3.88%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 1.33% for Institutional Class shares, 1.43% for I-2 shares, and 1.78% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Exposure to real estate investment trusts (“REITs”) detracted from absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Index, posted negative returns over the reporting period.

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return, posted negative returns over the reporting period.

»	Security selection within active REIT strategies contributed to relative performance, as select securities outperformed the Dow Jones U.S. Select REIT Index.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»	Overweight exposure to energy commodities detracted from relative performance, as these commodities underperformed the broader Bloomberg Commodity Index Total Return.

»	Exposure to non-Agency residential mortgage-backed securities detracted from relative performance, as these securities posted negative returns.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) detracted from relative performance, as U.S. BEI spreads narrowed.

»	Exposure to energy infrastructure assets detracted from relative performance, as these securities posted negative returns.

ANNUAL REPORT	MARCH 31, 2020	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Real Return Fund
Institutional Class	$1,000.00	$1,073.30	$5.08	$1,000.00	$1,020.10	$4.95	0.98%
I-2	1,000.00	1,072.80	5.60	1,000.00	1,019.60	5.45	1.08

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$731.50	$8.35	$1,000.00	$1,015.35	$9.72	1.93%
I-2	1,000.00	730.70	8.78	1,000.00	1,014.85	10.23	2.03
I-3	1,000.00	729.50	8.99	1,000.00	1,014.60	10.48	2.08
Class A	1,000.00	730.10	10.08	1,000.00	1,013.35	11.73	2.33
Class C	1,000.00	727.50	13.30	1,000.00	1,009.60	15.47	3.08

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$911.10	$3.77	$1,000.00	$1,021.05	$3.99	0.79%
I-2	1,000.00	909.60	4.25	1,000.00	1,020.55	4.50	0.89
Class A	1,000.00	909.90	5.92	1,000.00	1,018.80	6.26	1.24

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO REAL RETURN STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index. Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Bloomberg Barclays Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures.

Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	11

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Real Return Fund
Institutional Class

03/31/2020	$8.32	$0.24	$1.30	$1.54	$(0.27)	$(0.18)	$0.00	$(0.45)

03/31/2019	8.34	0.07	0.12	0.19	(0.21)	0.00	0.00	(0.21)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)

03/31/2017	8.22	0.39	(0.11)	0.28	(0.18)	0.00	0.00	(0.18)

03/31/2016	8.52	0.22	(0.36)	(0.14)	(0.14)	0.00	(0.02)	(0.16)
I-2

03/31/2020	8.32	0.25	1.27	1.52	(0.26)	(0.18)	0.00	(0.44)

03/31/2019	8.34	0.16	0.02	0.18	(0.20)	0.00	0.00	(0.20)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)

03/31/2017	8.22	0.28	(0.01)	0.27	(0.17)	0.00	0.00	(0.17)

03/31/2016	8.52	0.21	(0.36)	(0.15)	(0.13)	0.00	(0.02)	(0.15)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class

03/31/2020	$8.95	$0.23	$(1.89)	$(1.66)	$(0.51)	$0.00	$0.00	$(0.51)

03/31/2019	7.75	0.15	1.35	1.50	(0.30)	0.00	0.00	(0.30)

03/31/2018	8.21	0.14	(0.50)	(0.36)	(0.10)	0.00	0.00	(0.10)

03/31/2017	8.05	0.18	0.08	0.26	(0.10)	0.00	0.00	(0.10)

03/31/2016~	8.34	0.13	0.09	0.22	(0.47)	0.00	(0.04)	(0.51)
I-2

03/31/2020	8.76	0.20	(1.84)	(1.64)	(0.50)	0.00	0.00	(0.50)

03/31/2019	7.61	0.15	1.32	1.47	(0.32)	0.00	0.00	(0.32)

03/31/2018	8.06	0.13	(0.49)	(0.36)	(0.09)	0.00	0.00	(0.09)

03/31/2017	7.91	0.16	0.08	0.24	(0.09)	0.00	0.00	(0.09)

03/31/2016~	8.20	0.11	0.11	0.22	(0.47)	0.00	(0.04)	(0.51)
I-3

03/31/2020	8.78	0.33	(1.97)	(1.64)	(0.50)	0.00	0.00	(0.50)

04/27/2018 - 03/31/2019	7.72	0.01	1.34	1.35	(0.29)	0.00	0.00	(0.29)
Class A

03/31/2020	8.05	0.17	(1.68)	(1.51)	(0.49)	0.00	0.00	(0.49)

03/31/2019	7.02	0.11	1.21	1.32	(0.29)	0.00	0.00	(0.29)

03/31/2018	7.45	0.10	(0.45)	(0.35)	(0.08)	0.00	0.00	(0.08)

03/31/2017	7.31	0.13	0.08	0.21	(0.07)	0.00	0.00	(0.07)

03/31/2016~	7.64	0.08	0.09	0.17	(0.46)	0.00	(0.04)	(0.50)
Class C

03/31/2020	6.87	0.09	(1.41)	(1.32)	(0.45)	0.00	0.00	(0.45)

03/31/2019	6.11	0.05	1.04	1.09	(0.33)	0.00	0.00	(0.33)

03/31/2018	6.52	0.04	(0.39)	(0.35)	(0.06)	0.00	0.00	(0.06)

03/31/2017	6.41	0.07	0.06	0.13	(0.02)	0.00	0.00	(0.02)

03/31/2016~	6.80	0.02	0.06	0.08	(0.44)	0.00	(0.03)	(0.47)

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class

03/31/2020	$7.98	$0.20	$(0.74)	$(0.54)	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2019	8.74	0.26	(0.16)	0.10	(0.83)	0.00	(0.03)	(0.86)

03/31/2018	8.72	0.23	0.29	0.52	(0.50)	0.00	0.00	(0.50)

03/31/2017	8.22	0.25	0.36	0.61	(0.11)	0.00	0.00	(0.11)

03/31/2016	8.79	0.18	(0.51)	(0.33)	(0.24)	0.00	0.00	(0.24)
I-2

03/31/2020	7.98	0.19	(0.74)	(0.55)	(0.16)	0.00	0.00	(0.16)

03/31/2019	8.75	0.26	(0.17)	0.09	(0.83)	0.00	(0.03)	(0.86)

03/31/2018	8.73	0.22	0.29	0.51	(0.49)	0.00	0.00	(0.49)

03/31/2017	8.22	0.23	0.38	0.61	(0.10)	0.00	0.00	(0.10)

03/31/2016	8.79	0.19	(0.52)	(0.33)	(0.24)	0.00	0.00	(0.24)

12	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.41	19.06%	$1,549,161	1.10	%(e)	1.10	%(e)	0.53	%(e)	0.53	%(e)	2.75%	250%

8.32	2.31	1,555,552	1.32		1.32		0.55		0.55		0.87	176

8.34	2.97	245,233	1.29		1.29		0.55		0.55		2.81	156

8.32	3.34	259,642	0.96		0.96		0.55		0.55		4.68	170

8.22	(1.60)	1,555,418	0.73		0.73		0.55		0.55		2.75	107

9.40	18.82	12,292	1.20	(e)	1.20	(e)	0.63	(e)	0.63	(e)	2.77	250

8.32	2.21	14,140	1.42		1.42		0.65		0.65		1.97	176

8.34	2.86	14,439	1.39		1.39		0.65		0.65		2.75	156

8.32	3.24	12,933	1.06		1.06		0.65		0.65		3.35	170

8.22	(1.70)	4,791	0.83		0.83		0.65		0.65		2.63	107

$6.78	(20.00)%	$791,407	2.10%		2.10%		0.74%		0.74%		2.51%	187%

8.95	19.47	1,269,640	2.09		2.09		0.74		0.74		1.80	200

7.75	(4.48)	1,629,304	1.26		1.26		0.74		0.74		1.74	151

8.21	3.19	908,338	1.01		1.01		0.74		0.74		2.17	186

8.05	4.35	838,998	0.94		0.94		0.74		0.74		1.64	100

6.62	(20.12)	29,260	2.20		2.20		0.84		0.84		2.20	187

8.76	19.38	33,733	2.19		2.19		0.84		0.84		1.80	200

7.61	(4.53)	45,816	1.36		1.36		0.84		0.84		1.67	151

8.06	3.00	71,534	1.11		1.11		0.84		0.84		2.02	186

7.91	4.35	80,346	1.04		1.04		0.84		0.84		1.45	100

6.64	(20.15)	2,267	2.25		2.30		0.89		0.94		3.66	187

8.78	17.53	66	2.25	*	2.30	*	0.90	*	0.95	*	0.14 *	200

6.05	(20.33)	115,601	2.50		2.50		1.14		1.14		2.03	187

8.05	18.96	180,147	2.49		2.49		1.14		1.14		1.46	200

7.02	(4.82)	215,106	1.66		1.66		1.14		1.14		1.37	151

7.45	2.83	214,004	1.41		1.41		1.14		1.14		1.74	186

7.31	3.93	249,860	1.34		1.34		1.14		1.14		1.11	100

5.10	(20.85)	24,656	3.25		3.25		1.89		1.89		1.28	187

6.87	18.04	37,944	3.24		3.24		1.89		1.89		0.71	200

6.11	(5.50)	45,730	2.41		2.41		1.89		1.89		0.61	151

6.52	2.02	86,337	2.16		2.16		1.89		1.89		1.07	186

6.41	3.01	148,934	2.09		2.09		1.89		1.89		0.32	100

$7.27	(7.01)%	$942,594	0.79%		0.96%		0.62%		0.79%		2.44%	346%

7.98	1.63	999,518	1.02		1.24		0.61		0.83		3.11	373

8.74	6.04	1,144,502	1.11		1.40		0.58		0.87		2.65	242

8.72	7.41	1,044,779	0.74		0.97		0.60		0.83		2.86	184

8.22	(3.67)	953,864	0.82	(f)	1.11	(f)	0.66	(f)	0.95	(f)	2.18	290

7.27	(7.08)	12,943	0.89		1.06		0.72		0.89		2.34	346

7.98	1.46	15,746	1.12		1.34		0.71		0.93		3.10	373

8.75	5.98	12,085	1.21		1.50		0.68		0.97		2.54	242

8.73	7.47	7,044	0.84		1.07		0.70		0.93		2.63	184

8.22	(3.77)	990	0.92	(f)	1.21	(f)	0.76	(f)	1.05	(f)	2.25	290

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Inflation Response Multi-Asset Fund (Consolidated) (Cont.)
Class A

03/31/2020	$7.89	$0.17	$(0.74)	$(0.57)	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	8.67	0.23	(0.17)	0.06	(0.81)	0.00	(0.03)	(0.84)

03/31/2018	8.66	0.19	0.29	0.48	(0.47)	0.00	0.00	(0.47)

03/31/2017	8.16	0.21	0.36	0.57	(0.07)	0.00	0.00	(0.07)

03/31/2016	8.73	0.16	(0.52)	(0.36)	(0.21)	0.00	0.00	(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2019, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.25%.
(f)	Effective October 1, 2015, the Fund’s Investment advisory fee was decreased by 0.21% to an annual rate of 0.44%.

14	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$7.18	(7.42)%	$4,074	1.24%		1.41%		1.07%		1.24%		2.08%	346%

7.89	1.06	6,974	1.47		1.69		1.06		1.28		2.80	373

8.67	5.62	9,029	1.56		1.85		1.03		1.32		2.20	242

8.66	7.02	9,259	1.19		1.42		1.05		1.28		2.44	184

8.16	(4.07)	9,403	1.27	(f)	1.56	(f)	1.11	(f)	1.40	(f)	1.91	290

ANNUAL REPORT	MARCH 31, 2020	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:

Investments, at value
Investments in securities*	$2,234,622	$1,658,243
Investments in Affiliates	46,238	8,118
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,642	4,727
Over the counter	10,193	26,467
Cash	4,641	0
Deposits with counterparty	6,106	5,044
Foreign currency, at value	1,579	1,495
Receivable for investments sold	19,885	80
Receivable for investments sold on a delayed-delivery basis	562	388
Receivable for TBA investments sold	263,665	137,593
Receivable for Fund shares sold	27	125,668
Interest and/or dividends receivable	2,985	3,673
Dividends receivable from Affiliates	13	2
Total Assets	2,593,158	1,971,498

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$449,390	$559,541
Payable for sale-buyback transactions	9,858	0
Payable for short sales	2,203	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,647	2,327
Over the counter	12,472	107,595
Payable for investments purchased	6,480	19,387
Payable for investments in Affiliates purchased	13	2
Payable for TBA investments purchased	532,820	293,069
Deposits from counterparty	12,543	24,131
Payable for Fund shares redeemed	2,603	1,651
Distributions payable	2	0
Accrued investment advisory fees	336	353
Accrued supervisory and administrative fees	338	202
Accrued distribution fees	0	17
Accrued servicing fees	0	32
Total Liabilities	1,031,705	1,008,307

Net Assets	$1,561,453	$963,191

Net Assets Consist of:

Paid in capital	$1,395,808	$1,083,871
Distributable earnings (accumulated loss)	165,645	(120,680)

Net Assets	$1,561,453	$963,191

Cost of investments in securities	$2,005,675	$1,637,794
Cost of investments in Affiliates	$46,190	$8,117
Cost of foreign currency held	$1,560	$1,485
Proceeds received on short sales	$2,214	$0
Cost or premiums of financial derivative instruments, net	$(3,484)	$(2,145)

* Includes repurchase agreements of:	$6,554	$1,857

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:

Institutional Class	$1,549,161	$791,407
I-2	12,292	29,260
I-3	N/A	2,267
Class A	N/A	115,601
Class C	N/A	24,656

Shares Issued and Outstanding:

Institutional Class	164,702	116,728
I-2	1,307	4,418
I-3	N/A	341
Class A	N/A	19,105
Class C	N/A	4,839

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.41	$6.78
I-2	9.40	6.62
I-3	N/A	6.64
Class A	N/A	6.05
Class C	N/A	5.10

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	MARCH 31, 2020	17

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Inflation Response Multi-Asset Fund

Assets:

Investments, at value
Investments in securities*	$1,417,857
Investments in Affiliates	90,429
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,197
Over the counter	13,756
Cash	1,250
Deposits with counterparty	8,962
Foreign currency, at value	3,596
Receivable for investments sold	53,187
Receivable for investments sold on a delayed-delivery basis	97
Receivable for TBA investments sold	340,278
Receivable for Fund shares sold	474
Interest and/or dividends receivable	2,432
Dividends receivable from Affiliates	235
Reimbursement receivable from PIMCO	171
Total Assets	1,937,921

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$221,863
Payable for sale-buyback transactions	33,583
Payable for short sales	7,316
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,249
Over the counter	16,602
Payable for investments purchased	3,685
Payable for investments in Affiliates purchased	235
Payable for TBA investments purchased	660,254
Deposits from counterparty	30,169
Payable for Fund shares redeemed	663
Accrued investment advisory fees	447
Accrued supervisory and administrative fees	243
Accrued servicing fees	1
Total Liabilities	978,310

Net Assets	$959,611

Net Assets Consist of:

Paid in capital	$1,071,476
Distributable earnings (accumulated loss)	(111,865)

Net Assets	$959,611

Cost of investments in securities	$1,410,339
Cost of investments in Affiliates	$116,742
Cost of foreign currency held	$3,634
Proceeds received on short sales	$7,444
Cost or premiums of financial derivative instruments, net	$(14)

* Includes repurchase agreements of:	$14,418

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

PIMCO Inflation Response Multi-Asset Fund

Net Assets:

Institutional Class	$942,594
I-2	12,943
Class A	4,074

Shares Issued and Outstanding:

Institutional Class	129,681
I-2	1,781
Class A	567

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.27
I-2	7.27
Class A	7.18

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	19

Statements of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:

Interest	$60,918	$46,128
Dividends	0	11,391
Dividends from Investments in Affiliates	200	387
Total Income	61,118	57,906

Expenses:

Investment advisory fees	4,361	6,185
Supervisory and administrative fees	3,987	3,510
Distribution fees - Class C	N/A	268
Servicing fees - Class A	N/A	423
Servicing fees - Class C	N/A	89
Trustee fees	8	8
Interest expense	9,050	17,129
Total Expenses	17,406	27,612
Waiver and/or Reimbursement by PIMCO	0	(1)
Net Expenses	17,406	27,611

Net Investment Income (Loss)	43,712	30,295

Net Realized Gain (Loss):

Investments in securities	95,865	61,639
Investments in Affiliates	(34)	(9)
Exchange-traded or centrally cleared financial derivative instruments	(26,627)	(27,619)
Over the counter financial derivative instruments	5,346	(21,146)
Short sales	(320)	98
Foreign currency	(396)	2

Net Realized Gain (Loss)	73,834	12,965

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	156,824	(81,437)
Investments in Affiliates	48	(6)
Exchange-traded or centrally cleared financial derivative instruments	3,851	6,971
Over the counter financial derivative instruments	(2,219)	(150,822)
Short sales	13	0
Foreign currency assets and liabilities	20	(140)

Net Change in Unrealized Appreciation (Depreciation)	158,537	(225,434)

Net Increase (Decrease) in Net Assets Resulting from Operations	$276,083	$(182,174)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Inflation Response Multi-Asset Fund

Investment Income:

Interest	$31,490
Dividends	2,667
Dividends from Investments in Affiliates	1,031
Miscellaneous income	2
Total Income	35,190

Expenses:

Investment advisory fees	5,541
Supervisory and administrative fees	3,056
Servicing fees - Class A	16
Trustee fees	6
Interest expense	1,898
Miscellaneous expense	22
Total Expenses	10,539
Waiver and/or Reimbursement by PIMCO	(1,835)
Net Expenses	8,704

Net Investment Income (Loss)	26,486

Net Realized Gain (Loss):

Investments in securities	11,604
Investments in Affiliates	(10)
Exchange-traded or centrally cleared financial derivative instruments	(18,841)
Over the counter financial derivative instruments	(71,281)
Short sales	220
Foreign currency	(594)

Net Realized Gain (Loss)	(78,902)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(16,737)
Investments in Affiliates	(8,980)
Exchange-traded or centrally cleared financial derivative instruments	1,392
Over the counter financial derivative instruments	(869)
Short sales	130
Foreign currency assets and liabilities	36

Net Change in Unrealized Appreciation (Depreciation)	(25,028)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(77,444)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

† A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2020	21

Statements of Changes in Net Assets

	PIMCO Long-Term Real Return Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$43,712	$4,118	$30,295	$30,676
Net realized gain (loss)	73,834	446	12,965	95,512
Net change in unrealized appreciation (depreciation)	158,537	67,510	(225,434)	201,899

Net Increase (Decrease) in Net Assets Resulting from Operations	276,083	72,074	(182,174)	328,087

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(81,561)	(7,151)	(55,179)	(43,721)
I-2	(634)	(376)	(2,387)	(1,227)
I-3	N/A	N/A	(163)	(2	)(a)
Class A	N/A	N/A	(9,984)	(6,653)
Class C	N/A	N/A	(2,288)	(1,900)

Total Distributions(b)	(82,195)	(7,527)	(70,001)	(53,503)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(202,127)	1,245,473	(306,164)	(689,010)

Total Increase (Decrease) in Net Assets	(8,239)	1,310,020	(558,339)	(414,426)

Net Assets:

Beginning of year	1,569,692	259,672	1,521,530	1,935,956
End of year	$1,561,453	$1,569,692	$963,191	$1,521,530

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$26,486	$31,926
Net realized gain (loss)	(78,902)	(13,237)
Net change in unrealized appreciation (depreciation)	(25,028)	(9,299)

Net Increase (Decrease) in Net Assets Resulting from Operations	(77,444)	9,390

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(22,066)	(88,175)
I-2	(330)	(1,528)
Class A	(105)	(759)

Tax basis return of capital
Institutional Class	0	(3,656)
I-2	0	(54)
Class A	0	(29)

Total Distributions(a)	(22,501)	(94,201)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	37,318	(58,567)

Total Increase (Decrease) in Net Assets	(62,627)	(143,378)

Net Assets:

Beginning of year	1,022,238	1,165,616
End of year	$959,611	$1,022,238

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	23

Statements of Cash Flows

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$276,083	$(182,174)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(5,607,667)	(4,044,506)
Proceeds from sales of long-term securities	5,649,206	4,775,139
(Purchases) Proceeds from sales of short-term portfolio investments, net	(41,887)	103,596
(Increase) decrease in deposits with counterparty	990	2,202
(Increase) decrease in receivable for investments sold	(128,573)	(2,547)
(Increase) decrease in interest and/or dividends receivable	308	2,413
(Increase) decrease in dividends receivable from Affiliates	4	127
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(22,287)	(22,970)
Proceeds from (Payments on) over the counter financial derivative instruments	5,615	(21,175)
Increase (decrease) in payable for investments purchased	229,563	56,791
Increase (decrease) in deposits from counterparty	8,257	(65,399)
Increase (decrease) in accrued investment advisory fees	(50)	(284)
Increase (decrease) in accrued supervisory and administrative fees	15	(153)
Increase (decrease) in accrued distribution fees	0	(7)
Increase (decrease) in accrued servicing fees	0	(14)
Proceeds from (Payments on) short sales transactions, net	(959)	98
Proceeds from (Payments on) foreign currency transactions	(376)	(68)
Increase (decrease) in other liabilities	(1)	(1)
Net Realized (Gain) Loss
Investments in securities	(95,865)	(61,639)
Investments in Affiliates	34	9
Exchange-traded or centrally cleared financial derivative instruments	26,627	27,619
Over the counter financial derivative instruments	(5,346)	21,146
Short sales	320	(98)
Foreign currency	396	(2)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(156,824)	81,437
Investments in Affiliates	(48)	6
Exchange-traded or centrally cleared financial derivative instruments	(3,851)	(6,971)
Over the counter financial derivative instruments	2,219	150,822
Short sales	(13)	0
Foreign currency assets and liabilities	(20)	140
Net amortization (accretion) on investments	4,002	157

Net Cash Provided by (Used for) Operating Activities	139,872	813,694

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	402,448	196,640
Payments on shares redeemed	(677,826)	(697,279)
Cash distributions paid*	(12)	(1,567)
Proceeds from reverse repurchase agreements	6,850,932	12,296,071
Payments on reverse repurchase agreements	(6,722,054)	(12,609,060)
Proceeds from sale-buyback transactions	2,165,236	1,999,737
Payments on sale-buyback transactions	(2,155,378)	(1,999,737)

Net Cash Received from (Used for) Financing Activities	(136,654)	(815,195)

Net Increase (Decrease) in Cash and Foreign Currency	3,218	(1,501)

Cash and Foreign Currency:

Beginning of year	3,002	2,996
End of year	$6,220	$1,495

* Reinvestment of distributions	$82,181	$68,434

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$8,072	$19,831

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term Real Return Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.1%

CORPORATE BONDS & NOTES 3.2%

BANKING & FINANCE 2.7%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$100	$97

American Tower Corp.
3.300% due 02/15/2021		100	100

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(e)(f)	EUR	1,800	1,692

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)		200	212

Deutsche Bank AG
4.250% due 10/14/2021		$1,000	952

Emerald Bay S.A.
0.000% due 10/08/2020 (b)	EUR	492	526

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$1,600	1,500

International Lease Finance Corp.
8.250% due 12/15/2020		1,000	994

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	99,388	14,132
2.500% due 10/01/2047		15	2

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		$200	195

Nissan Motor Acceptance Corp.
3.650% due 09/21/2021		100	98

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	41,284	5,876

Nykredit Realkredit A/S
1.000% due 10/01/2050		98,503	14,042
2.500% due 10/01/2047		38	6

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$400	362

Realkredit Danmark A/S
2.500% due 07/01/2047	DKK	30	5

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$300	272
4.519% due 06/25/2024 •		200	202

UniCredit SpA
7.830% due 12/04/2023		1,300	1,390

			42,655

INDUSTRIALS 0.3%

Allergan Sales LLC
5.000% due 12/15/2021		1,000	1,037

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021		600	607

Charter Communications Operating LLC
4.464% due 07/23/2022		100	103

CVS Health Corp.
3.350% due 03/09/2021		54	54

EMC Corp.
2.650% due 06/01/2020		180	180

Enterprise Products Operating LLC
3.350% due 03/15/2023		200	196

Hyundai Capital America
1.689% due 09/18/2020 •		1,200	1,194

JT International Financial Services BV
3.500% due 09/28/2023		200	209

Mylan NV
3.750% due 12/15/2020		70	70

NXP BV
3.875% due 09/01/2022		200	201

Penske Truck Leasing Co. LP
3.650% due 07/29/2021		200	203

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		100	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		$300	$299

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~		90	90

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021		200	201

			4,742

UTILITIES 0.2%

AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~		400	389
5.150% due 02/15/2050		200	240
5.300% due 08/15/2058		100	118

Duke Energy Corp.
2.400% due 08/15/2022		100	100

Eversource Energy
2.500% due 03/15/2021		100	100

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		100	99

NextEra Energy Capital Holdings, Inc.
2.800% due 01/15/2023		100	102

Petrobras Global Finance BV
5.093% due 01/15/2030		1,106	1,013
6.250% due 12/14/2026	GBP	100	117

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~		$100	99

Virginia Electric & Power Co.
2.950% due 01/15/2022		100	101

			2,478

Total Corporate Bonds & Notes (Cost $52,611)			49,875

U.S. GOVERNMENT AGENCIES 18.6%

Fannie Mae
1.347% due 03/25/2049 •		6,330	6,253

Fannie Mae, TBA
3.000% due 06/01/2040		5,300	5,539

Freddie Mac
1.087% due 09/25/2031 •		26	26
1.127% due 10/25/2029 •		150	149
8.651% due 05/15/2035 •		32	46

Ginnie Mae
1.173% due 02/20/2049 •		6,231	6,170
2.266% due 08/20/2068 •		2,749	2,653

Uniform Mortgage-Backed Security
4.000% due 02/01/2049		445	476

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050		57,700	59,614
3.000% due 05/01/2050		57,900	60,634
3.500% due 04/01/2050 - 05/01/2050		30,910	32,693
4.000% due 04/01/2050 - 05/01/2050		109,000	116,373

Total U.S. Government Agencies (Cost $285,227)			290,626

U.S. TREASURY OBLIGATIONS 109.4%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022 (j)(l)		3,352	3,304
0.125% due 07/15/2026 (j)(l)		3,121	3,151
0.375% due 01/15/2027 (j)		26,482	27,128
0.375% due 07/15/2027		30,062	30,953
0.625% due 01/15/2026 (j)		10,693	11,050
0.625% due 02/15/2043		109,431	120,170
0.750% due 07/15/2028 (j)		26,614	28,501
0.750% due 02/15/2042		48,275	54,107
0.750% due 02/15/2045		51,154	58,528

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.875% due 02/15/2047 (l)		$4,068	$4,846
1.000% due 02/15/2046 (h)		191,234	232,557
1.000% due 02/15/2048 (h)		130,160	160,474
1.375% due 02/15/2044 (h)		463,418	595,032
2.125% due 02/15/2040		133,648	187,002
2.125% due 02/15/2041		134,364	187,223
3.375% due 04/15/2032 (j)(l)		2,723	3,852

Total U.S. Treasury Obligations (Cost $1,468,545)			1,707,878

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

Adjustable Rate Mortgage Trust
3.545% due 01/25/2036 ^~		74	64

Alliance Bancorp Trust
1.187% due 07/25/2037 •		205	156

Banc of America Funding Trust
1.237% due 07/25/2037 •		1,268	1,103
3.790% due 01/20/2047 ~		3,065	2,595
3.927% due 03/20/2036 ~		182	152

Banc of America Mortgage Trust
3.897% due 11/25/2035 ^~		13	11

Bancorp Commercial Mortgage Trust
1.755% due 09/15/2036 •		3,478	3,317

BCAP LLC Trust
1.167% due 05/25/2047 ^•		321	265

Bear Stearns Adjustable Rate Mortgage Trust
3.677% due 02/25/2036 ^~		12	11
4.183% due 07/25/2036 ^~		28	25

Bear Stearns ALT-A Trust
3.795% due 09/25/2047 ^~		2,464	1,771
3.958% due 09/25/2035 ^~		229	171

CIM Trust
1.947% due 02/25/2049 •		311	309

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ		2,004	1,990
4.033% due 03/25/2037 ^~		275	230
4.810% due 05/25/2035 •		20	18

Citigroup Mortgage Loan Trust, Inc.
3.559% due 12/25/2035 ^~		224	146
4.200% due 09/25/2035 •		14	12

Countrywide Alternative Loan Trust
2.966% due 12/25/2035 •		183	156
3.832% due 02/25/2037 ^~		116	100

Countrywide Home Loan Mortgage Pass-Through Trust
3.777% due 10/20/2035 ~		8,000	7,237
3.939% due 02/20/2036 ^•		79	69
6.000% due 03/25/2037 ^		1,359	1,011

Credit Suisse Mortgage Capital Certificates
3.549% due 08/26/2058		1,776	1,847

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		831	675

Downey Savings & Loan Association Mortgage Loan Trust
1.010% due 08/19/2045 •		86	73

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		34	22

GMAC Mortgage Corp. Loan Trust
3.831% due 11/19/2035 ~		124	104

Great Hall Mortgages PLC
0.643% due 03/18/2039 •	GBP	72	85
0.663% due 06/18/2038 •		73	87

Hawksmoor Mortgages
1.761% due 05/25/2053 •		6,008	7,343

IndyMac Mortgage Loan Trust
3.830% due 12/25/2036 ^~		$922	761

JPMorgan Alternative Loan Trust
1.177% due 12/25/2036 •		2,760	2,317

JPMorgan Chase Commercial Mortgage Securities Trust
2.155% due 12/15/2031 •		800	781

Lehman XS Trust
2.097% due 12/25/2037 •		1,353	1,108

Merrill Lynch Mortgage Investors Trust
1.607% due 09/25/2029 •		123	115

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MortgageIT Securities Corp. Mortgage Loan Trust
1.447% due 09/25/2037 •		$702	$606

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		5,774	5,786
4.500% due 05/25/2058 ~		373	388

Residential Accredit Loans, Inc. Trust
1.127% due 06/25/2046 •		174	51
2.910% due 10/25/2037 ~		316	253

Residential Asset Securitization Trust
1.347% due 05/25/2035 •		250	184
5.000% due 05/25/2020		1	1
5.750% due 02/25/2036		1,244	1,129
5.750% due 03/25/2037 ^		118	61
6.250% due 10/25/2036 ^		189	176
6.500% due 06/25/2037		3,339	1,027

Silverstone Master Issuer PLC
1.461% due 01/21/2070 •	GBP	830	1,016
2.389% due 01/21/2070 •		$172	169

Structured Adjustable Rate Mortgage Loan Trust
4.197% due 07/25/2035 ^~		80	65

Structured Asset Mortgage Investments Trust
1.157% due 04/25/2036 •		10	10

Thornburg Mortgage Securities Trust
1.687% due 09/25/2034 •		138	118

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	5,277	6,367

Wachovia Mortgage Loan Trust LLC
4.260% due 10/20/2035 ~		$78	66

WaMu Mortgage Pass-Through Certificates Trust
1.217% due 12/25/2045 •		74	67
3.860% due 08/25/2036 ^~		55	46
4.061% due 11/25/2036 ~		1,570	1,328
4.314% due 09/25/2033 ~		45	40

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 06/25/2037		4,657	4,029
6.500% due 08/25/2035		15	13

Wells Fargo Mortgage-Backed Securities Trust
4.093% due 04/25/2036 ~		2,681	2,617
4.424% due 11/25/2037 ^~		111	103

Total Non-Agency Mortgage-Backed Securities (Cost $66,447)			61,953

ASSET-BACKED SECURITIES 5.4%

ACE Securities Corp. Home Equity Loan Trust
1.007% due 10/25/2036 •		30	14

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.554% due 06/25/2033 •		1,129	1,034

Argent Mortgage Loan Trust
1.427% due 05/25/2035 •		59	48

California Street CLO Ltd.
2.861% due 10/15/2025 •		358	355

CIT Mortgage Loan Trust
2.447% due 10/25/2037 •		2,800	2,366

Citigroup Mortgage Loan Trust
1.857% due 12/25/2036 •		92	69

Citigroup Mortgage Loan Trust, Inc.
1.277% due 10/25/2036 •		300	258

Countrywide Asset-Backed Certificates
1.087% due 05/25/2035 •		31	28
1.087% due 07/25/2037 •		22	18
1.137% due 11/25/2037 •		1,650	1,455
1.197% due 02/25/2036 •		2,350	1,940
1.197% due 03/25/2037 •		200	164

Countrywide Asset-Backed Certificates Trust
1.477% due 02/25/2036 •		1,900	1,846
1.687% due 08/25/2047 •		255	228

Credit-Based Asset Servicing & Securitization LLC
1.167% due 07/25/2037 •		672	404

Credit-Based Asset Servicing & Securitization Trust
1.007% due 11/25/2036 •		21	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Point CLO Ltd.
2.776% due 07/17/2028 •		$600	$577

Ellington Loan Acquisition Trust
2.047% due 05/25/2037 •		1,119	1,018

Euro-Galaxy CLO BV
0.820% due 11/10/2030 •	EUR	3,500	3,790

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		$200	194

First Franklin Mortgage Loan Trust
1.417% due 11/25/2036 •		500	389

Fremont Home Loan Trust
1.082% due 10/25/2036 •		65	54
1.087% due 01/25/2037 •		3,781	2,136

Greystone Commercial Real Estate Notes Ltd.
1.885% due 09/15/2037 •		7,800	6,848

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		317	221

GSAMP Trust
1.922% due 03/25/2035 ^•		339	274

Home Equity Asset Trust
1.397% due 02/25/2036 •		2,500	2,194
1.742% due 07/25/2034 •		130	123
1.802% due 08/25/2034 •		23	22

Home Equity Mortgage Loan Asset-Backed Trust
1.167% due 04/25/2037 •		112	86

IndyMac Mortgage Loan Trust
1.017% due 07/25/2036 •		114	42

JMP Credit Advisors CLO Ltd.
2.686% due 01/17/2028 •		250	245

JPMorgan Mortgage Acquisition Corp.
1.287% due 02/25/2036 ^•		1,900	1,799

JPMorgan Mortgage Acquisition Trust
1.157% due 10/25/2036 •		86	79

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		628	615

Lehman XS Trust
5.201% due 06/25/2036 þ		77	73

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •		2,300	2,238

Long Beach Mortgage Loan Trust
1.067% due 08/25/2036 •		112	51

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •		400	389

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	700	721

Marlette Funding Trust
2.690% due 09/17/2029		$371	359

MASTR Specialized Loan Trust
3.427% due 07/25/2035 •		1,417	1,279

Monarch Grove CLO
2.674% due 01/25/2028 •		400	388

Morgan Stanley ABS Capital, Inc. Trust
1.077% due 10/25/2036 •		124	100

Morgan Stanley Mortgage Loan Trust
2.783% due 11/25/2036 ^•		734	309

Ocean Trails CLO
2.981% due 07/15/2028 •		5,000	4,912

Octagon Investment Partners Ltd.
2.681% due 07/15/2027 •		290	281

Option One Mortgage Loan Trust
1.727% due 02/25/2035 •		645	596

Oscar U.S. Funding LLC
2.490% due 08/10/2022		988	992

Ozlme BV
0.820% due 01/18/2030 •	EUR	6,750	7,110

Palmer Square Loan Funding Ltd.
2.701% due 10/24/2027 •		$3,426	3,335
2.789% due 04/20/2027 •		412	403

Renaissance Home Equity Loan Trust
2.047% due 09/25/2037 •		449	203

Saxon Asset Securities Trust
1.237% due 09/25/2036 •		3,000	2,463
1.257% due 09/25/2037 •		111	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
1.107% due 07/25/2036 •		$3,183	$1,398

Shackleton CLO Ltd.
2.949% due 10/20/2028 •		7,550	7,191

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		8,000	7,777

Soundview Home Loan Trust
1.007% due 11/25/2036 •		312	110
1.127% due 07/25/2037 •		236	203
1.147% due 06/25/2037 •		466	349
1.227% due 05/25/2036 •		200	182

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		3,382	3,188

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		250	249

Starwood Commercial Mortgage Trust
1.785% due 07/15/2038 •		3,900	3,609

Sudbury Mill CLO Ltd.
2.986% due 01/17/2026 •		387	387

Symphony CLO Ltd.
2.788% due 07/14/2026 •		1,025	996

Telos CLO Ltd.
2.786% due 04/17/2028 •		300	291

THL Credit Wind River CLO Ltd.
2.711% due 01/15/2026 •		881	878

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		214	211
3.000% due 11/25/2059 ~		88	88

Venture CLO Ltd.
2.413% due 02/28/2026 •		411	399

Wachovia Mortgage Loan Trust
1.607% due 10/25/2035 •		43	43

WhiteHorse Ltd.
2.766% due 04/17/2027 •		183	181

Total Asset-Backed Securities (Cost $91,044)			84,976

SOVEREIGN ISSUES 2.0%

Argentina Government International Bond
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	2,116	16
38.039% (ARLLMONP) due 06/21/2020 ~		13,444	98
42.781% (BADLARPP) due 10/04/2022 ~		100	1

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	652	405
3.000% due 09/20/2025 (d)		1,541	1,087

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2020 (b)	BRL	439	84

Canada Government Real Return Bond
4.250% due 12/01/2026	CAD	779	694

Japan Government International Bond
0.100% due 09/10/2024	JPY	220,715	2,049
0.100% due 03/10/2028		915,245	8,508
0.100% due 03/10/2029		1,033,737	9,590

Mexico Government International Bond
4.500% due 11/22/2035	MXN	7,773	359

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	440	288
2.500% due 09/20/2035 (d)		1,395	1,045

Peru Government International Bond
5.940% due 02/12/2029	PEN	700	218

Qatar Government International Bond
3.875% due 04/23/2023		$300	309

United Kingdom Gilt
0.125% due 08/10/2048	GBP	2,993	6,486

Total Sovereign Issues (Cost $33,706)			31,237

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(e)		160,000	$162

Total Preferred Securities (Cost $160)			162

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (g) 0.4%
			6,554

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	4,678	43
53.823% due 05/13/2020 (b)(c)		670	5

			48

U.S. TREASURY BILLS 0.1%
0.080% due 06/11/2020 - 06/18/2020 (a)(b)(l)		$1,313	1,313

Total Short-Term Instruments (Cost $7,935)			7,915

Total Investments in Securities (Cost $2,005,675)			2,234,622

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short-Term Floating NAV Portfolio III	4,708,073	$46,238

Total Short-Term Instruments (Cost $46,190)		46,238

Total Investments in Affiliates (Cost $46,190)		46,238

Total Investments 146.1% (Cost $2,051,865)		$2,280,860

Financial Derivative Instruments (i)(k) (0.1)% (Cost or Premiums, net $(3,484))		(2,284)

Other Assets and Liabilities, net (46.0)%		(717,123)

Net Assets 100.0%		$1,561,453

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
BOS	0.000%	03/30/2020	04/02/2020	$2,234	U.S. Treasury Inflation Protected Securities 0.250% due 07/15/2029	$(2,203)	$2,234	$2,234
FICC	0.000	03/31/2020	04/01/2020	4,320	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	(4,411)	4,320	4,320

Total Repurchase Agreements						$(6,614)	$6,554	$6,554

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	1.730%	01/28/2020	04/28/2020	$(17,871)	$(17,926)
BSN	1.690	01/10/2020	04/09/2020	(190,544)	(191,277)
	1.690	01/13/2020	04/13/2020	(147,121)	(147,667)
GRE	1.020	03/12/2020	04/13/2020	(34,982)	(35,001)
	1.050	03/13/2020	04/13/2020	(40,154)	(40,176)
	1.740	02/24/2020	04/06/2020	(14,522)	(14,548)
RCY	0.940	03/11/2020	04/09/2020	(2,793)	(2,795)

Total Reverse Repurchase Agreements					$(449,390)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BPG	1.750%	02/21/2020	04/03/2020	$(9,839)	$(9,858)

Total Sale-Buyback Transactions					$(9,858)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (0.1)%
U.S. Treasury Inflation Protected Securities	0.250%	07/15/2029	$2,118	$(2,214)	$(2,203)

Total Short Sales (0.1)%				$(2,214)	$(2,203)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(17,926)	$0	$0	$(17,926)	$17,366	$(560)
BOS	2,234	0	0	0	2,234	(2,203)	31
BSN	0	(338,944)	0	0	(338,944)	329,759	(9,185)
DEU	0	0	0	0	0	(3)	(3)
FICC	4,320	0	0	0	4,320	(4,411)	(91)
GRE	0	(89,725)	0	0	(89,725)	86,636	(3,089)
RCY	0	(2,795)	0	0	(2,795)	2,708	(87)

Master Securities Forward Transaction Agreement
BPG	0	0	(9,858)	(2,203)	(12,061)	10,059	(2,002)
BPS	0	0	0	0	0	(595)	(595)

Total Borrowings and Other Financing Transactions	$6,554	$(449,390)	$(9,858)	$(2,203)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(449,390)	$0	$0	$(449,390)

Total	$0	$(449,390)	$0	$0	$(449,390)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(9,858)	0	0	(9,858)

Total	$0	$(9,858)	$0	$0	$(9,858)

Total Borrowings	$0	$(459,248)	$0	$0	$(459,248)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(459,248)

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

(h)	Securities with an aggregate market value of $485,872 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(420,189) at a weighted average interest rate of 2.097%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(3)	Payable for short sales includes $1 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	$210.000	05/22/2020	56	$56	$1	$1

Total Purchased Options					$1	$1

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 150.500 on Euro-Bobl June 2020 Futures(1)	05/2020	50	$0	$0	$0	$0
Call Options Strike @ EUR 153.000 on Euro-Bobl June 2020 Futures(1)	05/2020	373	2	(2)	0	0
Call Options Strike @ GBP 195.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	153	0	(2)	0	0
Euro-BTP Italy Government Bond June Futures	06/2020	11	1,716	(92)	0	(29)
Euro-Bund 10-Year Bond June Futures	06/2020	413	78,578	(690)	474	(496)
Gold 100 oz. June Futures	06/2020	17	2,714	(2)	4	(6)
Put Options Strike @ EUR 149.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	623	14	6	0	(14)
U.S. Treasury 30-Year Bond June Futures	06/2020	90	16,116	(119)	44	(118)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	315	69,891	5,184	0	(1,024)

				$4,283	$522	$(1,687)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	06/2020	7	$(504)	$(3)	$0	$0
Australia Government 10-Year Bond June Futures	06/2020	6	(556)	7	0	(8)
Euro-Bobl June Futures	06/2020	423	(63,079)	339	140	(154)
Euro-Buxl 30-Year Bond June Futures	06/2020	31	(7,176)	269	156	(78)
Euro-Schatz June Futures	06/2020	2,247	(278,031)	(188)	124	(161)
Japan Government 10-Year Bond June Futures	06/2020	13	(18,446)	297	19	(47)
U.S. Treasury 5-Year Note June Futures	06/2020	215	(26,952)	(813)	10	0
U.S. Treasury 10-Year Note June Futures	06/2020	1,487	(206,228)	(5,914)	215	0
United Kingdom Long Gilt June Futures	06/2020	153	(25,882)	(325)	95	(76)

				$(6,331)	$759	$(524)

Total Futures Contracts				$(2,048)	$1,281	$(2,211)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR 100	$2	$(2)	$0	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	1.948	$ 100	(5)	2	(3)	1	0

						$(3)	$0	$(3)	$1	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$	16,464	$(1,005)	$1,982	$977	$219	$0
CDX.HY-34 5-Year Index	(5.000)	Quarterly	06/20/2025		5,200	207	108	315	70	0

						$(798)	$2,090	$1,292	$289	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Europe Main 32 5-Year Index	1.000%	Quarterly	12/20/2024	EUR	14,700	$177	$(138)	$39	$0	$(25)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	1,020	$3	$(361)	$(358)	$31	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		100	0	(46)	(46)	3	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		482	3	(233)	(230)	15	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		160	0	(77)	(77)	5	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	(141)	(137)	0	(5)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	03/12/2021	$	382,660	543	3,204	3,747	95	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2021		383,200	(1,891)	(1,448)	(3,339)	0	(98)
Receive	3-Month USD-LIBOR	1.404	Semi-Annual	03/12/2025		81,150	(566)	(3,139)	(3,705)	0	(8)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		81,200	1,657	1,441	3,098	0	(4)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		20,800	(93)	(7,617)	(7,710)	638	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022	GBP	7,450	9	(58)	(49)	1	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		22,400	(131)	599	468	30	0
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		5,700	(226)	(602)	(828)	0	(24)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	64,000	(1)	(13)	(14)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		60,000	(1)	(13)	(14)	0	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		274,770	(15)	(88)	(103)	0	(3)
Pay	CPTFEMU	1.535	Maturity	03/15/2028	EUR	100	0	11	11	0	0
Pay	CPTFEMU	1.620	Maturity	05/15/2028		670	0	83	83	0	0
Pay	CPTFEMU	1.290	Maturity	01/15/2029		8,220	0	759	759	29	0
Pay	CPTFEMU	1.726	Maturity	02/15/2049		710	0	222	222	0	(16)
Pay	CPTFEMU	1.387	Maturity	08/15/2049		890	0	121	121	0	(16)
Pay	CPTFEMU	1.450	Maturity	02/15/2050		1,820	14	282	296	0	(33)
Pay	CPURNSA	1.235	Maturity	02/27/2021	$	18,100	0	375	375	0	(7)
Pay	CPURNSA	1.200	Maturity	02/28/2021		18,000	0	366	366	0	(7)
Receive	CPURNSA	1.432	Maturity	07/25/2021		9,600	0	(233)	(233)	0	(17)
Receive	CPURNSA	1.432	Maturity	08/06/2021		5,400	0	(131)	(131)	0	(10)
Receive	CPURNSA	1.488	Maturity	10/01/2021		17,500	0	(473)	(473)	0	(39)
Pay	CPURNSA	1.998	Maturity	07/25/2029		2,300	2	225	227	10	0
Pay	CPURNSA	1.883	Maturity	11/20/2029		9,400	10	770	780	41	0
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	120	0	0	0	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		50	0	(1)	(1)	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		550	0	(18)	(18)	0	(1)
Pay	FRCPXTOB	1.280	Maturity	11/15/2034		1,200	0	97	97	0	(1)
Pay	FRCPXTOB	1.410	Maturity	11/15/2039		2,800	0	283	283	0	(28)
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	9,400	(2)	588	586	8	0
Pay	UKRPI	3.603	Maturity	11/15/2028		120	0	8	8	0	0
Pay	UKRPI	3.633	Maturity	12/15/2028		400	0	29	29	0	0
Pay	UKRPI	3.695	Maturity	12/15/2028		80	0	7	7	0	0
Pay	UKRPI	3.465	Maturity	01/15/2029		9,100	0	398	398	4	0
Pay	UKRPI	3.520	Maturity	02/15/2029		8,700	0	426	426	7	0
Pay	UKRPI	3.390	Maturity	01/15/2030		300	0	4	4	0	0
Pay	UKRPI	3.400	Maturity	01/15/2030		9,000	(4)	128	124	6	0
Pay	UKRPI	3.438	Maturity	01/15/2030		13,000	0	260	260	9	0
Pay	UKRPI	3.470	Maturity	09/15/2032		640	(3)	53	50	2	0
Pay	UKRPI	3.500	Maturity	09/15/2033		30	0	3	3	0	0
Pay	UKRPI	3.579	Maturity	10/15/2033		2,800	69	274	343	14	0
Pay	UKRPI	3.572	Maturity	05/15/2034		2,990	0	308	308	16	0

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	UKRPI	3.610%	Maturity	09/15/2034	GBP	5,900	$0	$(725)	$(725)	$0	$(34)
Receive	UKRPI	3.030	Maturity	03/15/2035		600	0	29	29	0	(3)
Receive	UKRPI	3.055	Maturity	03/15/2035		1,190	0	50	50	0	(6)
Receive	UKRPI	3.060	Maturity	03/15/2035		1,200	0	48	48	0	(6)
Pay	UKRPI	3.358	Maturity	04/15/2035		4,900	(231)	842	611	36	0
Pay	UKRPI	3.580	Maturity	06/15/2039		1,360	1	289	290	14	0
Pay	UKRPI	3.590	Maturity	06/15/2039		1,470	0	320	320	16	0
Pay	UKRPI	3.600	Maturity	06/15/2039		3,720	(1)	827	826	40	0

							$(850)	$(1,688)	$(2,538)	$1,070	$(366)

Total Swap Agreements							$(1,474)	$264	$(1,210)	$1,360	$(391)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$1,281	$1,360	$2,642	$0	$(2,211)	$(436)	$(2,647)

(j)

Securities with an aggregate market value of $10,581 and cash of $6,106 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(45) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	BRL	14,540		$2,797	$0	$(1)
	04/2020	GBP	21,381		27,569	1,011	0
	04/2020		$3,313	BRL	14,540	0	(514)

BPS	04/2020	CAD	988		$738	36	0
	04/2020	DKK	4,285		641	8	0
	04/2020	GBP	951		1,149	0	(33)
	04/2020	JPY	35,800		350	17	0
	04/2020		$13,315	EUR	11,954	24	(155)
	04/2020		1,792	GBP	1,508	82	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	04/2020	JPY	2,275,080		$20,698	$0	$(460)
	04/2020		$21,466	GBP	17,557	341	0
	05/2020	GBP	17,557		$21,480	0	(343)

BSH	07/2020		$74	BRL	365	0	(4)

CBK	04/2020	AUD	174		$115	8	0
	04/2020	COP	333,152		98	16	0
	04/2020	EUR	28,438		31,168	0	(197)
	04/2020		$96	COP	333,152	0	(15)
	04/2020		1,078	EUR	943	0	(38)
	04/2020		1,497	GBP	1,148	0	(71)
	04/2020		6,111	MXN	138,944	0	(263)
	05/2020	MXN	128,835		$6,544	1,139	0
	05/2020	PEN	748		220	3	0
	05/2020		$6,620	MXN	128,835	0	(1,215)
	06/2020	IDR	108,012,072		$7,513	972	0
	07/2020	BRL	804		192	39	0

FBF	06/2020		$2,125	IDR	29,442,816	0	(342)

GLM	04/2020	BRL	14,538		$3,243	445	0
	04/2020	DKK	237,316		35,497	439	0
	04/2020	RUB	490,444		7,332	1,082	0
	04/2020		$2,796	BRL	14,538	1	0
	04/2020		35,000	DKK	241,003	603	0
	04/2020		881	EUR	815	18	0
	04/2020		8,066	RUB	500,393	0	(1,689)
	05/2020		6		444	0	0
	06/2020	SGD	43		$30	0	0
	07/2020	DKK	241,003		35,143	0	(577)

HUS	04/2020	GBP	939		1,106	0	(60)
	04/2020	MXN	144,779		6,352	258	0
	04/2020		$3,633	GBP	3,061	169	0

JPM	04/2020	GBP	516		$657	16	0
	04/2020		$2,127	EUR	1,904	0	(27)

MYI	04/2020	AUD	2,507		$1,649	107	0
	04/2020	NZD	1,796		1,136	64	0
	04/2020		$21,403	JPY	2,310,880	89	0
	04/2020		1,080	NZD	1,796	0	(8)
	05/2020	JPY	2,310,880		$21,449	0	(78)
	05/2020	NZD	1,796		1,080	8	0
	06/2020		$5,841	IDR	81,097,102	0	(930)

SCX	05/2020	EUR	12,822		$14,087	0	(73)

UAG	04/2020	RUB	466		6	0	0
	04/2020		$6	RUB	466	0	0

Total Forward Foreign Currency Contracts						$6,995	$(7,093)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.066%	10/02/2020	212,000	$ 846	$3,122

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	$74.500	04/08/2020	34,000	$1	$0

FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050	67.500	04/08/2020	10,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	72.500	04/08/2020	30,900	1	0

					$3	$0

Total Purchased Options					$849	$3,122

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000%	05/20/2020	6,000	$(24)	$(592)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	4,100	(2)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	4,100	(4)	(74)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	3,500	(4)	(61)

DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	3,700	(4)	(59)

GST	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000	06/17/2020	2,200	(14)	(227)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	3,900	(2)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	3,900	(3)	(71)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	5,100	(6)	(89)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	5,600	(4)	(47)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	4,400	(3)	(74)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	4,300	(6)	(69)

						$(76)	$(1,363)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	89,600	$(799)	$0

GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	9,000	(409)	(3)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	4,100	(30)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	13,300	(246)	(108)

						$(1,486)	$(111)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	08/27/2020	5,000	$(154)	$(252)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.302	10/02/2020	44,500	(845)	(2,756)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	3,100	(95)	(155)

MYC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	6,400	(210)	(318)

							$(1,304)	$(3,481)

Total Written Options							$(2,866)	$(4,955)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	1.998%	Annual	06/20/2028		ILS	450	$0	$14	$14	$0

BRC	Receive	3-Month ILS-TELBOR	0.374	Annual	06/20/2020			1,830	0	(2)	0	(2)
	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028			390	0	12	12	0

DUB	Pay	CPURNSA	2.500	Maturity	07/15/2022	$		900	6	(143)	0	(137)
	Pay	CPURNSA	2.560	Maturity	05/08/2023			1,700	0	(281)	0	(281)

GLM	Receive	3-Month ILS-TELBOR	0.370	Annual	06/20/2020		ILS	1,430	0	(1)	0	(1)
	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028			730	0	19	19	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028			310	0	10	10	0

HUS	Receive	3-Month ILS-TELBOR	0.370	Annual	06/20/2020			1,130	0	(1)	0	(1)
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028			240	0	8	8	0

JPM	Receive	3-Month ILS-TELBOR	0.420	Annual	06/20/2020			1,760	0	(2)	0	(2)
	Pay	3-Month ILS-TELBOR	2.078	Annual	06/20/2028			380	0	13	13	0

Total Swap Agreements									$6	$(354)	$76	$(424)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$1,011	$0	$14	$1,025	$(515)	$(592)	$0	$(1,107)	$(82)	$0	$(82)
BPS	167	0	0	167	(188)	(135)	0	(323)	(156)	126	(30)
BRC	341	0	12	353	(803)	0	(2)	(805)	(452)	332	(120)
BSH	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
CBK	2,177	0	0	2,177	(1,799)	0	0	(1,799)	378	(527)	(149)
DUB	0	0	0	0	0	(59)	(418)	(477)	(477)	453	(24)
FBF	0	0	0	0	(342)	0	0	(342)	(342)	287	(55)
GLM	2,588	0	29	2,617	(2,266)	(255)	(1)	(2,522)	95	(439)	(344)
GST	0	0	0	0	0	(508)	0	(508)	(508)	447	(61)
HUS	427	0	8	435	(60)	0	(1)	(61)	374	(500)	(126)
JPM	16	3,122	13	3,151	(27)	(3,019)	(2)	(3,048)	103	0	103
MYC	0	0	0	0	0	(387)	0	(387)	(387)	135	(252)
MYI	268	0	0	268	(1,016)	0	0	(1,016)	(748)	837	89
SCX	0	0	0	0	(73)	0	0	(73)	(73)	0	(73)

Total Over the Counter	$6,995	$3,122	$76	$10,193	$(7,093)	$(4,955)	$(424)	$(12,472)

(l)

Securities with an aggregate market value of $2,905 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	4	0	0	0	1,277	1,281
Swap Agreements	0	290	0	0	1,070	1,360

	$4	$290	$0	$0	$2,348	$2,642

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,995	$0	$6,995
Purchased Options	0	0	0	0	3,122	3,122
Swap Agreements	0	0	0	0	76	76

	$0	$0	$0	$6,995	$3,198	$10,193

	$4	$290	$0	$6,995	$5,546	$12,835

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$6	$0	$0	$0	$2,205	$2,211
Swap Agreements	0	70	0	0	366	436

	$6	$70	$0	$0	$2,571	$2,647

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,093	$0	$7,093
Written Options	0	1,363	0	0	3,592	4,955
Swap Agreements	0	0	0	0	424	424

	$0	$1,363	$0	$7,093	$4,016	$12,472

	$6	$1,433	$0	$7,093	$6,587	$15,119

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(45)	$(45)
Written Options	0	0	0	0	425	425
Futures	253	0	0	0	(20,796)	(20,543)
Swap Agreements	0	315	0	0	(6,779)	(6,464)

	$253	$315	$0	$0	$(27,195)	$(26,627)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,110	$0	$3,110
Purchased Options	0	(6)	0	0	7,318	7,312
Written Options	0	151	0	0	(4,866)	(4,715)
Swap Agreements	0	(364)	0	0	3	(361)

	$0	$(219)	$0	$3,110	$2,455	$5,346

	$253	$96	$0	$3,110	$(24,740)	$(21,281)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Written Options	0	0	0	0	(8)	(8)
Futures	(2)	0	0	0	528	526
Swap Agreements	0	1,943	0	0	1,387	3,330

	$(2)	$1,943	$0	$0	$1,910	$3,851

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(587)	$0	$(587)
Purchased Options	0	0	0	0	1,780	1,780
Written Options	0	(1,296)	0	0	(2,097)	(3,393)
Swap Agreements	0	83	0	0	(102)	(19)

	$0	$(1,213)	$0	$(587)	$(419)	$(2,219)

	$(2)	$730	$0	$(587)	$1,491	$1,632

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$42,655	$0	$42,655
Industrials	0	4,742	0	4,742
Utilities	0	2,478	0	2,478
U.S. Government Agencies	0	290,626	0	290,626
U.S. Treasury Obligations	0	1,707,878	0	1,707,878
Non-Agency Mortgage-Backed Securities	0	61,953	0	61,953
Asset-Backed Securities	0	84,976	0	84,976
Sovereign Issues	0	31,237	0	31,237
Preferred Securities
Banking & Finance	0	162	0	162
Short-Term Instruments
Repurchase Agreements	0	6,554	0	6,554
Argentina Treasury Bills	0	48	0	48
U.S. Treasury Bills	0	1,313	0	1,313

	$0	$2,234,622	$0	$2,234,622

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$46,238	$0	$0	$46,238

Total Investments	$46,238	$2,234,622	$0	$2,280,860

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(2,203)	$0	$(2,203)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,281	1,361	0	2,642
Over the counter	0	10,193	0	10,193

	$1,281	$11,554	$0	$12,835

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,211)	(391)	0	(2,602)
Over the counter	0	(12,472)	0	(12,472)

	$(2,211)	$(12,863)	$0	$(15,074)

Total Financial Derivative Instruments	$(930)	$(1,309)	$0	$(2,239)

Totals	$45,308	$2,231,110	$0	$2,276,418

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 172.2%

CORPORATE BONDS & NOTES 8.0%

BANKING & FINANCE 6.3%

Ally Financial, Inc.
7.500% due 09/15/2020		$100	$102

American Tower Corp.
3.000% due 06/15/2023		200	200

Aviation Capital Group LLC
2.875% due 01/20/2022		200	181

Avolon Holdings Funding Ltd.
3.950% due 07/01/2024		800	671

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(d)(e)	EUR	400	376

Bank of Ireland
7.375% due 06/18/2020 •(d)(e)		640	682

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(d)(e)		1,300	1,380

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,700	1,731

Crown Castle International Corp.
3.150% due 07/15/2023		3,400	3,419

Deutsche Bank AG
4.250% due 10/14/2021		6,200	5,902

Five Corners Funding Trust
4.419% due 11/15/2023		100	108

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,300	1,219

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	1,400	2,015

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	78,459	11,156
2.500% due 10/01/2047		7	1

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		$1,300	1,269

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022		200	195
3.406% due 02/28/2022		800	797

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		200	189
2.600% due 09/28/2022		200	191
3.450% due 03/15/2023		100	98
3.650% due 09/21/2021		200	196

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	81,079	11,539
2.500% due 10/01/2047		1	0

Nykredit Realkredit A/S
1.000% due 10/01/2050		49,152	7,007
2.500% due 10/01/2047		6	1

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$200	181

Realkredit Danmark A/S
2.500% due 07/01/2047	DKK	24	4

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$1,900	1,722
4.519% due 06/25/2024 •		1,200	1,210
7.500% due 08/10/2020 •(d)(e)		600	553
8.625% due 08/15/2021 •(d)(e)		1,320	1,294

UniCredit SpA
7.830% due 12/04/2023		4,650	4,972

			60,561

INDUSTRIALS 1.2%

Bayer U.S. Finance LLC
3.000% due 10/08/2021		1,200	1,189

Charter Communications Operating LLC
4.464% due 07/23/2022		300	310

Conagra Brands, Inc.
3.800% due 10/22/2021		1,900	1,916

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cox Communications, Inc.
3.250% due 12/15/2022		$500	$507

Daimler Finance North America LLC
3.750% due 11/05/2021		1,200	1,190

Discovery Communications LLC
2.950% due 03/20/2023		100	100

Energy Transfer Operating LP
3.600% due 02/01/2023		100	89

Enterprise Products Operating LLC
3.350% due 03/15/2023		200	196

Huntsman International LLC
5.125% due 11/15/2022		400	411

Imperial Brands Finance PLC
3.500% due 02/11/2023		200	201
3.750% due 07/21/2022		200	200

JT International Financial Services BV
3.500% due 09/28/2023		200	209

Microchip Technology, Inc.
3.922% due 06/01/2021		1,700	1,658

Mitsubishi Corp.
2.625% due 07/14/2022		400	394

NXP BV
3.875% due 09/01/2022		200	201

Panasonic Corp.
2.536% due 07/19/2022		400	394

RELX Capital, Inc.
3.500% due 03/16/2023		100	104

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		100	98

Suntory Holdings Ltd.
2.550% due 06/28/2022		500	501

Toyota Tsusho Corp.
3.625% due 09/13/2023		800	785

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		246	267

VMware, Inc.
3.900% due 08/21/2027		200	198

Volkswagen Group of America Finance LLC
2.064% (US0003M + 0.860%) due 09/24/2021 ~		500	458

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	8,320	95

			11,671

UTILITIES 0.5%

AT&T, Inc.
5.150% due 02/15/2050		$1,400	1,680
5.300% due 08/15/2058		500	592

Duke Energy Corp.
2.400% due 08/15/2022		100	100

Petrobras Global Finance BV
5.093% due 01/15/2030		1,161	1,064

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~		800	788
4.050% due 12/01/2023		300	308

			4,532

Total Corporate Bonds & Notes (Cost $79,935)			76,764

U.S. GOVERNMENT AGENCIES 16.9%

Fannie Mae
3.253% due 09/01/2044 - 10/01/2044 •		16	16

Freddie Mac
1.305% due 12/15/2037 •		98	98
3.654% due 07/01/2036 •		56	57
3.806% due 09/01/2036 •		43	43
3.875% due 10/01/2036 •		27	27

Ginnie Mae
2.266% due 08/20/2068 •		2,932	2,830

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCUA Guaranteed Notes
1.576% due 12/08/2020 •	$553	$554

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 03/01/2049	531	567

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050	14,700	15,172
3.000% due 05/01/2050	33,100	34,663
3.500% due 05/01/2050	22,930	24,234
4.000% due 04/01/2050 - 05/01/2050	78,900	84,248

Total U.S. Government Agencies (Cost $159,818)		162,509

U.S. TREASURY OBLIGATIONS 97.2%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2021 (g)	202,566	198,452
0.125% due 01/15/2022 (i)(k)	4,786	4,718
0.125% due 04/15/2022 (g)(i)	109,242	107,697
0.125% due 07/15/2022 (k)	357	353
0.125% due 01/15/2023 (g)(i)	84,079	83,056
0.125% due 07/15/2024	18,359	18,402
0.125% due 07/15/2026 (k)	15,227	15,374
0.125% due 01/15/2030	1,263	1,303
0.250% due 07/15/2029 (g)	34,532	35,899
0.375% due 01/15/2027	4,677	4,791
0.375% due 07/15/2027	19,507	20,086
0.500% due 04/15/2024 (g)(i)(k)	9,879	10,025
0.500% due 01/15/2028 (g)(k)	93,197	97,197
0.625% due 07/15/2021 (i)(k)	39,955	39,581
0.625% due 04/15/2023 (g)(i)	103,096	103,891
0.625% due 01/15/2026 (k)	35,791	36,988
0.625% due 02/15/2043 (k)	426	468
0.750% due 07/15/2028 (g)(k)	10,255	10,982
0.750% due 02/15/2045 (k)	2,410	2,757
0.875% due 02/15/2047 (k)	390	465
1.125% due 01/15/2021 (k)	22,109	21,892
1.375% due 02/15/2044 (g)(k)	6,131	7,873
1.750% due 01/15/2028 (g)	47,745	54,350
2.000% due 01/15/2026	18,884	21,016
2.125% due 02/15/2040 (k)	2,649	3,707
2.125% due 02/15/2041 (k)	2,273	3,168
2.375% due 01/15/2025 (i)	24,768	27,474
2.375% due 01/15/2027 (k)	230	267
3.875% due 04/15/2029 (k)	3,295	4,446

Total U.S. Treasury Obligations (Cost $925,475)		936,678

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

Alliance Bancorp Trust
1.187% due 07/25/2037 •	703	535

Bancorp Commercial Mortgage Trust
1.755% due 09/15/2036 •	1,093	1,042

BCAP LLC Trust
3.587% due 04/26/2036 ~	581	452

Bear Stearns Adjustable Rate Mortgage Trust
3.677% due 02/25/2036 ^~	301	272
4.183% due 07/25/2036 ^~	134	118
4.192% due 01/25/2035 ~	57	50

Chase Mortgage Finance Trust
3.700% due 12/25/2035 ^~	32	26

Citigroup Mortgage Loan Trust
4.023% due 03/25/2034 ~	54	50
4.810% due 05/25/2035 •	4	4

Countrywide Alternative Loan Trust
1.057% due 06/25/2046 •	87	85
5.500% due 11/25/2035 ^	104	95

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035	169	173
6.000% due 04/25/2036	353	255

Countrywide Home Loan Reperforming REMIC Trust
1.287% due 06/25/2035 •	51	46

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
1.647% due 10/25/2035 ^•	366	217

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
6.000% due 05/27/2037		$6	$6
6.006% due 10/26/2036 ~		23	21

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		413	270

Great Hall Mortgages PLC
0.643% due 03/18/2039 •	GBP	72	85
0.663% due 06/18/2038 •		73	87

GS Mortgage Securities Trust
4.592% due 08/10/2043		$610	613

GSR Mortgage Loan Trust
3.932% due 01/25/2036 ^~		80	74
4.398% due 09/25/2035 ~		19	19

HarborView Mortgage Loan Trust
1.190% due 05/19/2035 •		409	382

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	5,176	6,326

HomeBanc Mortgage Trust
1.217% due 10/25/2035 •		$59	58

IndyMac Mortgage Loan Trust
1.227% due 07/25/2035 •		2,974	2,295

Residential Asset Securitization Trust
1.347% due 05/25/2035 •		1,100	810
5.750% due 03/25/2037 ^		287	147

Structured Adjustable Rate Mortgage Loan Trust
3.952% due 03/25/2036 ^~		186	152

Structured Asset Mortgage Investments Trust
1.157% due 04/25/2036 •		10	10

Thornburg Mortgage Securities Trust
4.012% due 09/25/2037 ~		30	30

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	5,194	6,266

WaMu Mortgage Pass-Through Certificates Trust
3.860% due 08/25/2036 ^~		$10	8

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		76	66

Wells Fargo Mortgage-Backed Securities Trust
4.613% due 10/25/2036 ~		4	4

Total Non-Agency Mortgage-Backed Securities (Cost $22,802)			21,149

ASSET-BACKED SECURITIES 9.6%

ACE Securities Corp. Home Equity Loan Trust
2.747% due 06/25/2034 •		65	57

Argent Mortgage Loan Trust
1.427% due 05/25/2035 •		608	497

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	1,300	1,404

B&M CLO Ltd.
2.573% due 04/16/2026 •		$164	163

Babson Euro CLO BV
0.434% due 10/25/2029 •	EUR	300	327

Barings Euro CLO BV
0.680% due 07/27/2030 •		600	653

CIFC Funding Ltd.
2.654% due 10/25/2027 •		$1,660	1,632

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •		1,700	1,653
2.447% due 10/25/2037 •		400	338

Citigroup Mortgage Loan Trust
1.857% due 12/25/2036 •		46	34

Citigroup Mortgage Loan Trust, Inc.
1.277% due 10/25/2036 •		1,300	1,117

Countrywide Asset-Backed Certificates
1.087% due 05/25/2035 •		155	139
1.087% due 07/25/2037 •		616	499
1.137% due 11/25/2037 •		2,497	2,202
1.147% due 09/25/2037 •		164	126
1.187% due 05/25/2036 •		4,434	2,953
1.197% due 03/25/2037 •		1,200	984
5.805% due 04/25/2036 ^~		728	642

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Point CLO Ltd.
2.776% due 07/17/2028 •		$200	$192

CVP Cascade CLO Ltd.
2.993% due 01/16/2026 •		124	124

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	270	295

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		$800	777

First Franklin Mortgage Loan Trust
1.417% due 11/25/2036 •		2,900	2,259
1.817% due 09/25/2035 •		7,000	6,597

Flagship CLO Ltd.
2.693% due 01/16/2026 •		1,148	1,133

Fremont Home Loan Trust
1.082% due 10/25/2036 •		828	679
1.682% due 07/25/2035 •		81	78

GSAMP Trust
1.682% due 09/25/2035 ^•		71	67
1.922% due 03/25/2035 ^•		847	684

Halcyon Loan Advisors Funding Ltd.
2.747% due 04/20/2027 •		541	538

Home Equity Mortgage Loan Asset-Backed Trust
1.167% due 04/25/2037 •		675	517

HSI Asset Securitization Corp. Trust
1.217% due 02/25/2036 •		500	466

IndyMac Mortgage Loan Trust
1.017% due 07/25/2036 •		5,406	2,010

JMP Credit Advisors CLO Ltd.
2.686% due 01/17/2028 •		500	490

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		5,671	4,120

Lehman XS Trust
5.201% due 06/25/2036 þ		1,532	1,463

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •		2,200	2,141

Long Beach Mortgage Loan Trust
1.067% due 08/25/2036 •		474	219

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •		1,210	1,176

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	600	618

Marlette Funding Trust
2.690% due 09/17/2029		$371	359

MASTR Asset-Backed Securities Trust
1.117% due 06/25/2036 •		1,736	1,535

Merrill Lynch Mortgage Investors Trust
1.667% due 05/25/2036 •		119	112

MidOcean Credit CLO
2.631% due 04/15/2027 •		420	413

Monarch Grove CLO
2.674% due 01/25/2028 •		2,000	1,940

Mountain View CLO Ltd.
2.631% due 10/15/2026 •		329	326
2.668% due 10/13/2027 •		1,740	1,666

Neuberger Berman CLO Ltd.
2.631% due 07/15/2027 •		1,193	1,162

NovaStar Mortgage Funding Trust
1.652% due 01/25/2036 •		2,002	1,889

Octagon Investment Partners Ltd.
2.681% due 07/15/2027 •		520	503

Renaissance Home Equity Loan Trust
2.047% due 09/25/2037 •		4,450	2,013

Residential Asset Securities Corp. Trust
1.187% due 08/25/2036 •		1,866	1,349

Securitized Asset-Backed Receivables LLC Trust
1.197% due 05/25/2036 •		5,916	3,429

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		1,600	1,555

Soundview Home Loan Trust
1.147% due 06/25/2037 •		5,199	3,897

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		3,068	2,892

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
1.607% due 02/25/2035 •		$89	$87

Structured Asset Securities Corp. Mortgage Loan Trust
1.517% due 10/25/2036 •		2,477	2,293

Symphony CLO Ltd.
2.711% due 04/15/2028 •		490	476
2.788% due 07/14/2026 •		839	815

Telos CLO Ltd.
2.786% due 04/17/2028 •		699	680

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •		203	199
2.711% due 01/15/2026 •		881	878

TICP CLO Ltd.
2.659% due 04/20/2028 •		1,760	1,707

Tralee CLO Ltd.
2.849% due 10/20/2027 •		1,085	1,068

Venture CDO Ltd.
2.711% due 04/15/2027 •		1,730	1,685

Venture CLO Ltd.
2.413% due 02/28/2026 •		3,946	3,837
2.681% due 01/15/2028 •		7,500	7,327
2.711% due 07/15/2027 •		931	914

Wells Fargo Home Equity Asset-Backed Securities Trust
3.347% due 12/25/2034 •		700	609

WhiteHorse Ltd.
2.766% due 04/17/2027 •		2,560	2,534

Total Asset-Backed Securities (Cost $95,488)			92,212

SOVEREIGN ISSUES 6.7%

Argentina Government International Bond
15.500% due 10/17/2026	ARS	4,360	18
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		10,624	81
38.039% (ARLLMONP) due 06/21/2020 ~		78,417	569
42.781% (BADLARPP) due 10/04/2022 ~		300	4

Australia Government International Bond
1.250% due 02/21/2022 (c)	AUD	9,972	6,191
3.000% due 09/20/2025 (c)		9,913	6,994

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	6,710	62

Canada Government Real Return Bond
4.250% due 12/01/2026	CAD	5,295	4,717

Denmark Government Bond
0.100% due 11/15/2023	DKK	18,753	2,907

France Government International Bond
2.100% due 07/25/2023	EUR	2,741	3,274

Japan Government International Bond
0.100% due 03/10/2028	JPY	977,072	9,082
0.100% due 03/10/2029		841,484	7,806

Mexico Government International Bond
4.500% due 11/22/2035	MXN	6,833	316

New Zealand Government International Bond
3.000% due 09/20/2030 (c)	NZD	14,057	10,575

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,900	1,529

Qatar Government International Bond
3.875% due 04/23/2023		$1,800	1,856

Saudi Government International Bond
4.000% due 04/17/2025		3,070	3,198

United Kingdom Gilt
0.125% due 08/10/2048	GBP	2,644	5,730

Total Sovereign Issues (Cost $75,456)			64,909

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Banco Santander S.A.
6.250% due 09/11/2021 •(d)(e)		400,000	398

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Bank of America Corp.
5.875% due 03/15/2028 •(d)	1,140,000	$1,156

Total Preferred Securities (Cost $1,592)		1,554

REAL ESTATE INVESTMENT TRUSTS 31.2%

REAL ESTATE 31.2%

American Campus Communities, Inc.	134,115	3,722

American Homes 4 Rent ‘A’	340,403	7,897

American Tower Corp.	66,457	14,471

Americold Realty Trust	194,114	6,608

AvalonBay Communities, Inc.	128,314	18,884

Boston Properties, Inc.	108,666	10,022

Camden Property Trust	76,856	6,090

CoreSite Realty Corp.	27,683	3,209

Crown Castle International Corp.	44,331	6,401

CubeSmart	196,944	5,276

Digital Realty Trust, Inc.	43,018	5,976

Duke Realty Corp.	526,261	17,040

Equinix, Inc.	32,134	20,070

Equity LifeStyle Properties, Inc.	217,635	12,510

Essex Property Trust, Inc.	51,790	11,406

Extra Space Storage, Inc.	20,962	2,007

Federal Realty Investment Trust	44,007	3,283

First Industrial Realty Trust, Inc.	163,876	5,446

Gaming and Leisure Properties, Inc.	220,258	6,103

Healthcare Realty Trust, Inc.	83,134	2,322

Healthcare Trust of America, Inc. ‘A’	80,590	1,957

Healthpeak Properties, Inc.	266,456	6,355

		SHARES	MARKET VALUE (000S)

Hudson Pacific Properties, Inc.		249,224	$6,320

Invitation Homes, Inc.		485,032	10,365

JBG SMITH Properties		83,048	2,643

Life Storage, Inc.		41,605	3,934

MGM Growth Properties LLC		309,169	7,318

Mid-America Apartment Communities, Inc.		96,474	9,940

Prologis, Inc.		163,185	13,115

Public Storage		7,733	1,536

Regency Centers Corp.		88,854	3,415

Rexford Industrial Realty, Inc.		116,561	4,780

SBA Communications Corp.		78,179	21,106

STORE Capital Corp.		70,758	1,282

Sun Communities, Inc.		214,817	26,820

Sunstone Hotel Investors, Inc.		249,516	2,173

UDR, Inc.		237,123	8,665

Total Real Estate Investment Trusts (Cost $275,160)			300,467

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (f) 0.2%
			1,857

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
36.751% due 04/03/2020 ~	ARS	6,970	78
32.393% due 08/28/2020 ~		4,266	39
53.823% due 05/13/2020 (a)(b)		3,450	26

			143

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.020% due 06/18/2020 (a)(b)	$1	$1

Total Short-Term Instruments (Cost $2,068)		2,001

Total Investments in Securities (Cost $1,637,794)		1,658,243

	SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%

PIMCO Short-Term Floating NAV Portfolio III	826,595	8,118

Total Short-Term Instruments (Cost $8,117)		8,118

Total Investments in Affiliates (Cost $8,117)		8,118

Total Investments 173.0% (Cost $1,645,911)		$1,666,361

Financial Derivative Instruments (h)(j) (8.2)% (Cost or Premiums, net $(2,145))		(78,728)

Other Assets and Liabilities, net (64.8)%		(624,442)

Net Assets 100.0%		$963,191

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$1,857	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(1,898)	$1,857	$1,857

Total Repurchase Agreements						$(1,898)	$1,857	$1,857

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	1.700%	03/26/2020	04/09/2020	$(34,930)	$(34,940)
BSN	1.690	01/13/2020	04/13/2020	(92,954)	(93,299)
	1.690	03/30/2020	04/09/2020	(22,200)	(22,202)
CIB	1.740	02/13/2020	04/13/2020	(181,303)	(181,724)
	1.770	03/16/2020	04/03/2020	(54,375)	(54,418)
	1.770	03/20/2020	04/03/2020	(20,597)	(20,609)
GRE	1.020	03/30/2020	04/13/2020	(19,980)	(19,981)
	1.300	03/30/2020	04/17/2020	(555)	(555)
	1.720	03/26/2020	05/07/2020	(100,200)	(100,228)
IND	0.450	03/30/2020	05/26/2020	(31,584)	(31,585)

Total Reverse Repurchase Agreements					$(559,541)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(34,940)	$0	$(34,940)	$34,659	$(281)
BSN	0	(115,501)	0	(115,501)	115,085	(416)
CIB	0	(256,751)	0	(256,751)	256,068	(683)
FICC	1,857	0	0	1,857	(1,898)	(41)
GRE	0	(120,764)	0	(120,764)	120,381	(383)
IND	0	(31,585)	0	(31,585)	31,545	(40)

Total Borrowings and Other Financing Transactions	$1,857	$(559,541)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(427,728)	$(131,813)	$0	$(559,541)

Total Borrowings	$0	$(427,728)	$(131,813)	$0	$(559,541)

Payable for reverse repurchase agreements					$(559,541)

(g)	Securities with an aggregate market value of $563,619 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(764,265) at a weighted average interest rate of 2.120%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$103.000	05/22/2020	3	$6	$0	$0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	105.125	05/22/2020	4	8	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	105.250	05/22/2020	40	80	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	108.000	05/22/2020	3	3	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	112.500	05/22/2020	59	59	1	2

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	$113.000	05/22/2020	896	$896	$8	$35
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.250	05/22/2020	390	390	3	15
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	147.500	05/22/2020	15	15	0	2
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	151.500	05/22/2020	142	142	1	11
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	152.500	05/22/2020	55	55	1	4
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	160.000	05/22/2020	8	8	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	200.000	05/22/2020	471	471	457	7
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	205.000	05/22/2020	580	580	5	209
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	131.000	05/22/2020	171	171	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	134.000	05/22/2020	116	116	1	0

Total Purchased Options					$478	$285

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 113.200 on Euro-Schatz June 2020 Futures(1)	05/2020	110	$3	$2	$2	$0
Call Options Strike @ EUR 113.400 on Euro-Schatz June 2020 Futures(1)	05/2020	518	11	8	9	0
Call Options Strike @ EUR 113.500 on Euro-Schatz June 2020 Futures(1)	05/2020	205	5	3	3	0
Call Options Strike @ EUR 114.500 on Euro-Schatz June 2020 Futures(1)	05/2020	340	4	2	2	0
Call Options Strike @ EUR 116.500 on Euro-Schatz June 2020 Futures(1)	05/2020	238	3	1	1	0
Call Options Strike @ EUR 151.500 on Euro-Bobl June 2020 Futures(1)	05/2020	50	0	0	0	0
Call Options Strike @ EUR 152.000 on Euro-Bobl June 2020 Futures(1)	05/2020	50	0	0	0	0
Call Options Strike @ EUR 153.000 on Euro-Bobl June 2020 Futures(1)	05/2020	57	0	0	0	0
Call Options Strike @ GBP 195.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	151	0	(2)	0	0
Euro-BTP Italy Government Bond June Futures	06/2020	14	2,183	(117)	0	(37)
Euro-Bund 10-Year Bond June Futures	06/2020	233	44,331	(329)	267	(280)
Euro-Buxl 30-Year Bond June Futures	06/2020	39	9,028	(527)	98	(196)
Gold 100 oz. June Futures	06/2020	9	1,437	(1)	2	(3)
Put Options Strike @ EUR 100.000 on Euro-BTP Italy Government Bond June 2020 Futures(1)	05/2020	12	0	0	0	0
Put Options Strike @ EUR 149.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	56	1	1	0	(1)
Put Options Strike @ EUR 157.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	321	25	21	0	(14)
U.S. Treasury 2-Year Note June Futures	06/2020	54	11,901	171	0	(2)
U.S. Treasury 5-Year Note June Futures	06/2020	1,503	188,415	6,948	0	(70)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	267	59,241	4,080	0	(868)

				$10,261	$384	$(1,471)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	06/2020	118	$(8,500)	$(44)	$0	$(5)
Australia Government 10-Year Bond June Futures	06/2020	40	(3,706)	45	0	(49)
Euro-Bobl June Futures	06/2020	157	(23,412)	126	52	(57)
Euro-OAT France Government 10-Year Bond June Futures	06/2020	8	(1,475)	27	11	(5)
Euro-Schatz June Futures	06/2020	1,167	(144,398)	286	64	(84)
Japan Government 10-Year Bond June Futures	06/2020	10	(14,189)	225	15	(36)
U.S. Treasury 10-Year Note June Futures	06/2020	634	(87,928)	(1,695)	92	0
U.S. Treasury 30-Year Bond June Futures	06/2020	848	(151,845)	(11,657)	1,405	0
United Kingdom Long Gilt June Futures	06/2020	151	(25,543)	(321)	94	(75)

				$(13,008)	$1,733	$(311)

Total Futures Contracts				$(2,747)	$2,117	$(1,782)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR 630	$10	$(8)	$2	$0	$(1)
General Electric Co.	1.000	Quarterly	12/20/2020	1.362	$ 400	(11)	10	(1)	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.948	700	(40)	17	(23)	4	0

						$(41)	$19	$(22)	$4	$(1)

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$	39,298	$(2,390)	$4,720	$2,330	$522	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Europe Main 32 5-Year Index	1.000%	Quarterly	12/20/2024	EUR	6,700	$68	$(50)	$18	$0	$(11)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	7,360	$22	$(2,606)	$(2,584)	$223	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,500	4	(698)	(694)	47	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		2,733	19	(1,320)	(1,301)	87	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,760	4	(852)	(848)	56	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	8,100	25	(952)	(927)	0	(31)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	03/12/2021	$	318,880	453	2,669	3,122	79	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2021		319,300	(1,576)	(1,206)	(2,782)	0	(81)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		21,300	586	618	1,204	18	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		123,600	156	6,712	6,868	85	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		28,500	(1,101)	2,687	1,586	11	0
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		20,500	0	1,787	1,787	17	0
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		9,000	0	790	790	7	0
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		9,000	0	818	818	4	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		80,520	(544)	8,036	7,492	0	(9)
Receive	3-Month USD-LIBOR	1.843	Semi-Annual	02/24/2025		13,100	0	(851)	(851)	0	(4)
Pay	3-Month USD-LIBOR	1.849	Semi-Annual	02/24/2025		13,100	0	855	855	4	0
Receive	3-Month USD-LIBOR	1.404	Semi-Annual	03/12/2025		66,770	(466)	(2,582)	(3,048)	0	(7)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		66,800	1,363	1,186	2,549	0	(3)
Receive(7)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		7,300	(12)	(446)	(458)	9	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		26,600	774	(2,642)	(1,868)	31	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		59,800	582	(5,830)	(5,248)	96	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		40,770	(1,185)	(2,165)	(3,350)	90	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		19,560	1,102	(3,763)	(2,661)	78	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	09/12/2029		27,000	67	(1,181)	(1,114)	138	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		1,630	(35)	(456)	(491)	49	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050	EUR	12,400	521	(816)	(295)	155	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	13,400	(79)	359	280	18	0
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		4,800	(190)	(508)	(698)	0	(20)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	190,000	(4)	(40)	(44)	0	(1)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		613,200	(33)	(196)	(229)	0	(6)
Pay	CPTFEMU	1.243	Maturity	08/15/2039	EUR	1,430	0	117	117	0	(8)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		890	0	387	387	0	(15)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		1,260	4	547	551	0	(22)
Pay	CPTFEMU	1.387	Maturity	08/15/2049		700	0	95	95	0	(13)
Pay	CPTFEMU	1.450	Maturity	02/15/2050		320	9	43	52	0	(45)
Receive	CPURNSA	2.027	Maturity	11/23/2020	$	5,500	0	(100)	(100)	44	0
Receive	CPURNSA	2.021	Maturity	11/25/2020		5,200	0	(95)	(95)	41	0
Receive	CPURNSA	1.875	Maturity	03/14/2021		37,900	0	(938)	(938)	0	(21)
Receive	CPURNSA	1.927	Maturity	03/18/2021		9,000	0	(234)	(234)	0	(6)
Receive	CPURNSA	1.816	Maturity	05/13/2021		15,400	0	(416)	(416)	0	(9)
Receive	CPURNSA	1.550	Maturity	07/26/2021		4,500	152	(191)	(39)	0	(9)
Receive	CPURNSA	1.445	Maturity	09/09/2021		17,780	0	(442)	(442)	0	(34)
Receive	CPURNSA	1.603	Maturity	09/12/2021		3,400	102	(151)	(49)	0	(7)
Receive	CPURNSA	1.580	Maturity	09/20/2021		8,500	0	(240)	(240)	0	(18)
Receive	CPURNSA	1.592	Maturity	09/20/2021		7,000	(1)	(198)	(199)	0	(14)
Receive	CPURNSA	2.069	Maturity	07/15/2022		3,500	0	(167)	(167)	0	(4)
Receive	CPURNSA	2.210	Maturity	02/05/2023		18,420	0	(1,183)	(1,183)	0	(28)
Receive	CPURNSA	2.263	Maturity	04/27/2023		5,770	(2)	(416)	(418)	0	(7)
Receive	CPURNSA	2.263	Maturity	05/09/2023		3,130	0	(227)	(227)	0	(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	2.281%	Maturity	05/10/2023	$	4,860	$0	$(366)	$(366)	$0	$(15)
Pay	CPURNSA	2.180	Maturity	09/20/2027		3,480	0	387	387	16	0
Pay	CPURNSA	2.150	Maturity	09/25/2027		3,400	0	365	365	16	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		9,350	20	1,261	1,281	47	0
Pay	CPURNSA	2.353	Maturity	05/09/2028		3,130	0	445	445	14	0
Pay	CPURNSA	2.360	Maturity	05/09/2028		4,710	0	674	674	22	0
Pay	CPURNSA	2.364	Maturity	05/10/2028		4,860	0	698	698	22	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		18,800	0	2,685	2,685	87	0
Pay	CPURNSA	2.379	Maturity	07/09/2028		3,400	(1)	493	492	14	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		6,700	0	616	616	31	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		6,900	5	675	680	30	0
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	860	0	2	2	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		260	0	(4)	(4)	2	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		3,700	0	(119)	(119)	0	(7)
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		6,700	(3)	(298)	(301)	0	(24)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		1,280	5	329	334	0	(7)
Pay	UKRPI	3.386	Maturity	11/15/2024	GBP	3,800	0	95	95	2	0
Pay	UKRPI	3.400	Maturity	01/15/2030		11,200	(5)	160	155	7	0
Pay	UKRPI	3.480	Maturity	01/15/2030		15,800	169	256	425	11	0
Pay	UKRPI	3.470	Maturity	09/15/2032		10,540	(12)	837	825	33	0
Pay	UKRPI	3.500	Maturity	09/15/2033		700	1	64	65	3	0
Pay	UKRPI	3.579	Maturity	10/15/2033		550	0	67	67	3	0
Receive	UKRPI	3.370	Maturity	01/15/2035		6,600	(28)	(284)	(312)	0	(40)
Pay	UKRPI	3.600	Maturity	06/15/2039		4,870	(1)	1,082	1,081	52	0

							$867	$3,718	$4,585	$1,799	$(519)

Total Swap Agreements							$(1,496)	$8,407	$6,911	$2,325	$(531)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$285	$2,117	$2,325	$4,727	$0	$(1,782)	$(545)	$(2,327)

(i)

Securities with an aggregate market value of $11,454 and cash of $5,044 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(14) for closed swap agreements is outstanding at period end.

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	BRL	12,809		$2,464	$0	$(1)
	04/2020	GBP	18,074		23,305	855	0
	04/2020	ILS	1,076		296	0	(9)
	04/2020	RUB	199		3	0	0
	04/2020		$2,918	BRL	12,809	0	(453)
	06/2020	IDR	95,609,760		$6,672	882	0

BPS	04/2020	GBP	466		558	0	(21)
	04/2020		$11,783	EUR	10,579	22	(137)
	04/2020		1,408	GBP	1,208	92	0
	04/2020		3	ILS	10	0	0

BRC	04/2020	JPY	1,904,000		$17,322	0	(385)
	04/2020		$21,208	GBP	17,346	337	0
	05/2020	GBP	17,346		$21,222	0	(339)

CBK	04/2020	CAD	6,690		5,021	267	0
	04/2020	COP	318,614		93	15	0
	04/2020	EUR	22,038		24,162	7	(150)
	04/2020	GBP	436		508	0	(34)
	04/2020	ILS	30		8	0	0
	04/2020	JPY	28,300		263	0	0
	04/2020	NZD	785		496	28	0
	04/2020		$4,745	CAD	6,690	9	0
	04/2020		1,189	GBP	980	29	0
	04/2020		1,113	MXN	25,309	0	(48)
	05/2020	CAD	6,690		$4,746	0	(9)
	05/2020	MXN	23,400		1,189	207	0
	05/2020	PEN	5,236		1,543	20	0
	05/2020		$7	MXN	142	0	(1)

DUB	04/2020	BRL	82		$16	0	0
	04/2020		$16	BRL	82	0	0
	05/2020		16		82	0	0

GLM	04/2020	BRL	12,727		$2,839	390	0
	04/2020	DKK	224,931		33,645	416	0
	04/2020	RUB	417,368		6,239	921	0
	04/2020		$13,567	AUD	22,270	131	0
	04/2020		2,448	BRL	12,727	1	0
	04/2020		32,590	DKK	224,410	562	0
	04/2020		594	EUR	550	12	0
	05/2020	AUD	22,270		$13,569	0	(132)
	05/2020		$5	RUB	369	0	0
	06/2020	SGD	38		$27	0	0
	07/2020	DKK	224,410		32,723	0	(537)

HUS	04/2020	GBP	558		658	0	(36)
	04/2020	ILS	1,182		321	0	(13)
	04/2020	MXN	114,928		5,042	205	0
	04/2020	NZD	17,671		11,063	519	0
	05/2020		$5,535	MXN	108,589	0	(979)

JPM	04/2020		1,657	EUR	1,483	0	(21)

MYI	04/2020	AUD	22,270		$14,649	951	0
	04/2020		$17,897	JPY	1,932,300	74	0
	05/2020	JPY	1,932,300		$17,935	0	(65)
	06/2020		$7,070	IDR	98,163,181	0	(1,125)

RYL	06/2020		113	MYR	481	0	(2)

SCX	05/2020	EUR	9,426		$10,356	0	(54)

SSB	04/2020	DKK	5,990		896	11	0

UAG	04/2020	RUB	387		5	0	0
	04/2020		$10,931	NZD	18,456	82	0
	04/2020		6,706	RUB	426,005	0	(1,278)
	05/2020	NZD	18,456		$10,929	0	(81)

Total Forward Foreign Currency Contracts						$7,045	$(5,910)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.066%	10/02/2020	175,300	$700	$2,581

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2050	$69.500	05/06/2020	33,100	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	72.500	04/08/2020	22,900	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	76.500	04/08/2020	70,500	3	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	70.000	05/06/2020	14,700	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050	75.000	05/06/2020	8,800	0	0

					$6	$0

Total Purchased Options					$706	$2,581

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000%	05/20/2020	4,100	$(16)	$(404)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	2,700	(1)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	2,700	(3)	(49)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	2,300	(3)	(40)

DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	2,400	(3)	(39)

GST	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000	06/17/2020	1,500	(10)	(155)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	2,500	(1)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	2,500	(2)	(45)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	3,500	(4)	(61)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	3,800	(3)	(32)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	3,000	(2)	(50)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	2,900	(4)	(47)

						$(52)	$(922)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,000	$(36)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	(11)	0

GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	(287)	(2)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	36,100	(263)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	3,200	(22)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	10,100	(186)	(82)

						$(805)	$(84)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	08/27/2020	3,200	$(99)	$(161)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.302	10/02/2020	36,800	(699)	(2,279)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	2,100	(64)	(105)

MYC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	4,300	(141)	(214)

							$(1,003)	$(2,759)

Total Written Options							$(1,860)	$(3,765)

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	1.998%	Annual	06/20/2028		ILS	3,110	$0	$99	$99	$0
	Pay	CPURNSA	1.570	Maturity	11/23/2020	$		35,400	0	(44)	0	(44)

BRC	Receive	3-Month ILS-TELBOR	0.374	Annual	06/20/2020		ILS	12,950	0	(12)	0	(12)
	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028			2,790	0	85	85	0

DUB	Receive	3-Month ILS-TELBOR	0.414	Annual	06/20/2020			12,070	0	(13)	0	(13)
	Pay	CPURNSA	2.500	Maturity	07/15/2022	$		3,600	26	(574)	0	(548)
	Pay	CPURNSA	2.560	Maturity	05/08/2023			33,100	0	(5,484)	0	(5,484)

GLM	Receive	3-Month ILS-TELBOR	0.370	Annual	06/20/2020		ILS	9,980	1	(10)	0	(9)
	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028			5,020	0	134	134	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028			2,130	0	68	68	0

HUS	Receive	3-Month ILS-TELBOR	0.370	Annual	06/20/2020			7,770	0	(7)	0	(7)
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028			1,660	0	53	53	0

JPM	Pay	3-Month ILS-TELBOR	2.078	Annual	06/20/2028			2,570	0	87	87	0

									$27	$(5,618)	$526	$(6,117)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	DWRTFT Index	1,115	0.882% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/11/2020	$	8,596	$0	$558	$558	$0
	Receive	DWRTFT Index	29,915	1.143% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/15/2020		327,864	0	(88,059)	0	(88,059)

GST	Receive	DWRTFT Index	6,100	0.785% (1-Month USD-LIBOR less a specified spread)	Monthly	10/01/2020		50,887	0	(792)	0	(792)

JPM	Receive	DWRTFT Index	8,234	1.865% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/06/2020		67,620	0	(131)	0	(131)

SOG	Receive	DWRTFT Index	15,700	0.000% (1-Month USD LIBOR less a specified spread)	Monthly	10/01/2020		128,933	0	0	0	0

									$0	$(88,424)	$558	$(88,982)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(3)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYI	Receive	Equity Residential	365,106	0.762% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/15/2020	$	22,330	$0	$414	$414	$0
	Receive	Alexandria Real Estate Equities, Inc.	104,879	0.562% (1-Month USD-LIBOR less a specified spread)	Monthly	10/15/2020		12,828	0	1,652	1,652	0
	Receive	Apartment Investment & Management Co.	206,010	0.562% (1-Month USD-LIBOR less a specified spread)	Monthly	10/15/2020		7,316	0	(75)	0	(75)
	Receive	Host Hotels & Resorts, Inc.	689,295	0.562% (1-Month USD-LIBOR less a specified spread)	Monthly	10/15/2020		6,631	0	1,115	1,115	0
	Receive	Prologis, Inc.	459,200	0.562% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/15/2020		29,563	0	7,336	7,336	0
	Receive	Digital Realty Trust, Inc.	116,276	0.712% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2021		14,919	0	1,229	1,229	0
	Receive	Extra Space Storage, Inc.	54,832	0.912% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2021		4,477	0	773	773	0
	Receive	Public Storage	130,936	0.612% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2021		24,481	0	1,518	1,518	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Counterparty	Pay/Receive(3)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	Simon Property Group, Inc.	250,819	0.712% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2021	$	16,501	$0	$(2,746)	$0	$(2,746)
	Receive	Western Gas Partners LP	245,946	1.162% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2021		9,535	0	1,720	1,720	0

									$0	$12,936	$15,757	$(2,821)

Total Swap Agreements									$27	$(81,106)	$16,841	$(97,920)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$1,737	$0	$99	$1,836	$(463)	$(404)	$(44)	$(911)	$925	$(930)	$(5)
BPS	114	0	0	114	(158)	(89)	0	(247)	(133)	125	(8)
BRC	337	0	643	980	(724)	0	(88,071)	(88,795)	(87,815)	86,192	(1,623)
CBK	582	0	0	582	(242)	0	0	(242)	340	(329)	11
DUB	0	0	0	0	0	(39)	(6,045)	(6,084)	(6,084)	5,515	(569)
GLM	2,433	0	202	2,635	(669)	(163)	(9)	(841)	1,794	(1,880)	(86)
GST	0	0	0	0	0	(343)	(792)	(1,135)	(1,135)	307	(828)
HUS	724	0	53	777	(1,028)	0	(7)	(1,035)	(258)	283	25
JPM	0	2,581	87	2,668	(21)	(2,466)	(131)	(2,618)	50	19,047	19,097
MYC	0	0	0	0	0	(261)	0	(261)	(261)	(93)	(354)
MYI	1,025	0	15,757	16,782	(1,190)	0	(2,821)	(4,011)	12,771	(16,660)	(3,889)
RYL	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SCX	0	0	0	0	(54)	0	0	(54)	(54)	0	(54)
SSB	11	0	0	11	0	0	0	0	11	0	11
UAG	82	0	0	82	(1,359)	0	0	(1,359)	(1,277)	1,400	123

Total Over the Counter	$7,045	$2,581	$16,841	$26,467	$(5,910)	$(3,765)	$(97,920)	$(107,595)

(k)

Securities with an aggregate market value of $113,680 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$285	$285
Futures	2	0	0	0	2,115	2,117
Swap Agreements	0	526	0	0	1,799	2,325

	$2	$526	$0	$0	$4,199	$4,727

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,045	$0	$7,045
Purchased Options	0	0	0	0	2,581	2,581
Swap Agreements	0	0	16,315	0	526	16,841

	$0	$0	$16,315	$7,045	$3,107	$26,467

	$2	$526	$16,315	$7,045	$7,306	$31,194

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$3	$0	$0	$0	$1,779	$1,782
Swap Agreements	0	26	0	0	519	545

	$3	$26	$0	$0	$2,298	$2,327

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,910	$0	$5,910
Written Options	0	922	0	0	2,843	3,765
Swap Agreements	0	0	91,803	0	6,117	97,920

	$0	$922	$91,803	$5,910	$8,960	$107,595

	$3	$948	$91,803	$5,910	$11,258	$109,922

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$566	$566
Written Options	0	0	0	0	294	294
Futures	152	0	0	0	(15,128)	(14,976)
Swap Agreements	0	(635)	0	0	(12,868)	(13,503)

	$152	$(635)	$0	$0	$(27,136)	$(27,619)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,741	$0	$6,741
Purchased Options	0	(6)	0	(5)	6,689	6,678
Written Options	0	154	0	0	(4,411)	(4,257)
Swap Agreements	0	(356)	(30,858)	0	906	(30,308)

	$0	$(208)	$(30,858)	$6,736	$3,184	$(21,146)

	$152	$(843)	$(30,858)	$6,736	$(23,952)	$(48,765)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(182)	$(182)
Written Options	0	0	0	0	(8)	(8)
Futures	(1)	0	0	0	1,490	1,489
Swap Agreements	0	4,646	0	0	1,026	5,672

	$(1)	$4,646	$0	$0	$2,326	$6,971

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3
Purchased Options	0	0	0	0	1,322	1,322
Written Options	0	(904)	0	0	(1,627)	(2,531)
Swap Agreements	0	81	(147,244)	0	(2,453)	(149,616)

	$0	$(823)	$(147,244)	$3	$(2,758)	$(150,822)

	$(1)	$3,823	$(147,244)	$3	$(432)	$(143,851)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$60,561	$0	$60,561
Industrials	0	11,671	0	11,671
Utilities	0	4,532	0	4,532
U.S. Government Agencies	0	162,509	0	162,509
U.S. Treasury Obligations	0	936,678	0	936,678
Non-Agency Mortgage-Backed Securities	0	21,149	0	21,149
Asset-Backed Securities	0	92,212	0	92,212
Sovereign Issues	0	64,909	0	64,909
Preferred Securities
Banking & Finance	0	1,554	0	1,554
Real Estate Investment Trusts
Real Estate	300,467	0	0	300,467
Short-Term Instruments
Repurchase Agreements	0	1,857	0	1,857
Argentina Treasury Bills	0	143	0	143
U.S. Treasury Bills	0	1	0	1

	$300,467	$1,357,776	$0	$1,658,243

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,118	$0	$0	$8,118

Total Investments	$308,585	$1,357,776	$0	$1,666,361

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2,117	$2,610	$0	$4,727
Over the counter	0	26,467	0	26,467

	$2,117	$29,077	$0	$31,194

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,782)	(531)	0	(2,313)
Over the counter	0	(107,595)	0	(107,595)

	$(1,782)	$(108,126)	$0	$(109,908)

Total Financial Derivative Instruments	$335	$(79,049)	$0	$(78,714)

Totals	$308,920	$1,278,727	$0	$1,587,647

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.8%

CORPORATE BONDS & NOTES 7.7%

BANKING & FINANCE 6.1%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$300	$291

Ally Financial, Inc.
4.250% due 04/15/2021		100	98

Ambac Assurance Corp.
5.100% due 06/07/2020		28	39

Ambac LSNI LLC
6.450% due 02/12/2023 •		110	105

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(e)(g)	EUR	200	188

Barclays Bank PLC
7.625% due 11/21/2022 (g)		$2,100	2,149

Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	8,449	347

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$600	611

Deutsche Bank AG
4.250% due 10/14/2021		4,400	4,189

Goldman Sachs Group, Inc.
1.941% (US0003M + 1.200%) due 09/15/2020 ~		3,300	3,298

ING Bank NV
2.625% due 12/05/2022		1,200	1,257

International Lease Finance Corp.
8.250% due 12/15/2020		100	100

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	104,645	14,880
2.500% due 10/01/2047		2	0

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		$700	683

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	11,512	1,638
2.500% due 10/01/2047		1	0

Nykredit Realkredit A/S
1.000% due 10/01/2050		55,383	7,895
2.500% due 10/01/2047		6	1

Realkredit Danmark A/S
2.500% due 07/01/2047		24	4

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$1,100	997
4.519% due 06/25/2024 •		700	706

State Bank of India
2.850% (US0003M + 0.950%) due 04/06/2020 ~		2,100	2,100

Toronto-Dominion Bank
2.250% due 03/15/2021		1,800	1,793

UBS Group AG
3.618% due 04/14/2021 •		10,400	10,186

UniCredit SpA
7.830% due 12/04/2023		5,050	5,400

			58,955

INDUSTRIALS 0.4%

BAT Capital Corp.
2.294% due 08/14/2020 •		1,500	1,475

Broadcom, Inc.
3.125% due 04/15/2021		200	198

Dominion Energy Gas Holdings LLC
1.341% (US0003M + 0.600%) due 06/15/2021 ~		600	577

eBay, Inc.
2.750% due 01/30/2023		700	687

ERAC USA Finance LLC
2.700% due 11/01/2023		100	95

Microchip Technology, Inc.
3.922% due 06/01/2021		100	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		$100	$102

VMware, Inc.
3.900% due 08/21/2027		200	198

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	7,380	84

			3,514

UTILITIES 1.2%

AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~		$1,600	1,554
2.781% (US0003M + 0.950%) due 07/15/2021 ~		2,800	2,752

Petrobras Global Finance BV
6.125% due 01/17/2022		645	649
7.250% due 03/17/2044		5,100	5,208

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~		800	788

Tampa Electric Co.
2.600% due 09/15/2022		100	98

			11,049

Total Corporate Bonds & Notes (Cost $75,758)			73,518

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		160	155

Total Municipal Bonds & Notes (Cost $126)			155

U.S. GOVERNMENT AGENCIES 34.9%

Fannie Mae, TBA
3.000% due 06/01/2040		10,800	11,286

Ginnie Mae
1.173% due 02/20/2049 •		4,181	4,140
2.266% due 08/20/2068 •		1,832	1,769

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050		62,100	64,094
3.500% due 04/01/2050 - 05/01/2050		107,770	114,000
4.000% due 05/01/2050		130,500	139,306

Total U.S. Government Agencies (Cost $327,403)			334,595

U.S. TREASURY OBLIGATIONS 63.4%

U.S. Treasury Bonds
3.000% due 05/15/2045 (n)		320	435

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021 (i)(l)		29,153	28,561
0.125% due 04/15/2022 (i)(l)		82,962	81,789
0.125% due 01/15/2023 (i)(l)(n)		7,564	7,472
0.125% due 07/15/2026		37,695	38,061
0.250% due 07/15/2029 (i)		66,443	69,073
0.375% due 07/15/2025		13,480	13,756
0.375% due 07/15/2025 (l)		9,898	10,101
0.375% due 01/15/2027		30,005	30,738
0.375% due 07/15/2027		6,938	7,144
0.500% due 04/15/2024		25,087	25,457
0.500% due 01/15/2028 (n)		2,196	2,290
0.625% due 07/15/2021 (l)(n)		10,449	10,351
0.625% due 07/15/2021 (l)		3,090	3,061
0.625% due 01/15/2024 (l)		706	718
0.625% due 01/15/2026 (i)(l)		39,503	40,824
0.625% due 01/15/2026 (i)		41,457	42,844
0.625% due 02/15/2043		1,660	1,823
0.750% due 07/15/2028		7,429	7,956
0.750% due 02/15/2042 (n)		639	716

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.750% due 02/15/2045 (i)(n)		$3,954	$4,524
0.875% due 01/15/2029		6,410	6,973
0.875% due 02/15/2047		6,689	7,969
1.000% due 02/15/2046		15,415	18,745
1.000% due 02/15/2048		23,746	29,277
1.000% due 02/15/2049		974	1,212
1.125% due 01/15/2021		10,766	10,660
1.375% due 02/15/2044		9,994	12,832
1.375% due 02/15/2044 (n)		365	469
2.000% due 01/15/2026		5,818	6,475
2.125% due 02/15/2040 (n)		2,232	3,123
2.125% due 02/15/2041 (n)		7,067	9,847
2.375% due 01/15/2025 (i)		42,583	47,236
2.375% due 01/15/2027		10,744	12,462
2.500% due 01/15/2029		10,680	13,118
3.375% due 04/15/2032		44	62

Total U.S. Treasury Obligations (Cost $578,756)			608,154

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

Alliance Bancorp Trust
1.187% due 07/25/2037 •		790	602

Banc of America Alternative Loan Trust
1.597% due 12/25/2035 ^•		736	532
6.000% due 06/25/2046		522	466

Banc of America Mortgage Trust
3.897% due 11/25/2035 ^~		100	88
4.244% due 08/25/2035 ^~		120	107
4.636% due 06/25/2035 ~		109	88

BCAP LLC Trust
3.587% due 04/26/2036 ~		581	452

Bear Stearns Adjustable Rate Mortgage Trust
4.183% due 07/25/2036 ^~		219	193

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034		1,655	1,586

Countrywide Alternative Loan Trust
0.968% due 12/20/2046 ^•		228	169
1.057% due 06/25/2046 •		107	104
3.380% due 10/25/2035 ^~		34	27
5.500% due 11/25/2035 ^		58	53
5.500% due 01/25/2036		267	216
6.000% due 08/25/2036 ^•		116	92
6.000% due 04/25/2037 ^		373	281
6.000% due 04/25/2037		1,087	1,029
6.250% due 11/25/2036 ^		99	80

Countrywide Home Loan Mortgage Pass-Through Trust
1.527% due 04/25/2035 •		310	250
4.120% due 04/20/2035 ~		12	11
6.000% due 03/25/2037 ^		790	588
6.000% due 05/25/2037 ^		474	330
6.000% due 07/25/2037 ^		1,433	1,056

Credit Suisse Mortgage Capital Trust
3.322% due 10/25/2058 ~		3,434	3,589

Deutsche ALT-A Securities, Inc.
1.247% due 04/25/2037 •		648	398

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.300% due 07/25/2036 ^þ		269	231

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		69	45

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	353	323

GSR Mortgage Loan Trust
4.098% due 09/25/2035 ~		$17	16
6.000% due 11/25/2035 ^		411	263

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	4,067	4,970

IndyMac Mortgage Loan Trust
1.127% due 07/25/2047 •		$566	416

JPMorgan Mortgage Trust
4.055% due 06/25/2035 ~		9	8

Lehman Mortgage Trust
5.147% due 01/25/2036 ^~		383	368

MASTR Alternative Loan Trust
1.347% due 03/25/2036 ^•		419	32

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
3.764% due 06/25/2036 ~		$165	$152

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		4,179	4,342

New York Mortgage Trust
3.990% due 05/25/2036 ^~		131	120

Residential Asset Securitization Trust
1.347% due 05/25/2035 •		512	377
1.347% due 01/25/2046 ^•		1,079	307
5.750% due 02/25/2036 ^		223	136
6.250% due 11/25/2036 ^		182	100
6.500% due 06/25/2037		11,560	3,555

Sequoia Mortgage Trust
0.973% due 07/20/2036 •		1,602	1,424

Structured Asset Mortgage Investments Trust
1.157% due 05/25/2036 •		385	320
1.167% due 05/25/2036 •		512	447
1.227% due 02/25/2036 ^•		571	483

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	3,434	4,144

WaMu Mortgage Pass-Through Certificates Trust
3.270% due 11/25/2036 ^~		$416	350
3.655% due 02/25/2037 ^~		69	56
3.863% due 10/25/2035 ~		1,077	945
4.390% due 09/25/2033 ~		9	8

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036		401	331

Total Non-Agency Mortgage-Backed Securities (Cost $40,001)			36,656

ASSET-BACKED SECURITIES 9.2%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.727% due 05/25/2034 •		2,275	2,216

Argent Securities Trust
1.107% due 05/25/2036 •		1,687	565

Asset-Backed Securities Corp. Home Equity Loan Trust
3.705% due 08/15/2033 •		81	76

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	1,300	1,404

B&M CLO Ltd.
2.573% due 04/16/2026 •		$96	95

Babson Euro CLO BV
0.434% due 10/25/2029 •	EUR	300	327

Barings Euro CLO BV
0.680% due 07/27/2030 •		400	435

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		$689	622

Bear Stearns Asset-Backed Securities Trust
1.577% due 02/25/2036 •		4,260	4,168

CIFC Funding Ltd.
2.654% due 10/25/2027 •		1,020	1,003

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •		399	388

Citigroup Mortgage Loan Trust
1.027% due 01/25/2037 •		316	234

Citigroup Mortgage Loan Trust, Inc.
1.277% due 10/25/2036 •		2,300	1,976

Countrywide Asset-Backed Certificates
1.087% due 07/25/2037 •		440	356
1.147% due 09/25/2037 •		117	90
1.177% due 05/25/2037 •		1,100	916
1.197% due 03/25/2037 •		2,200	1,805
1.747% due 10/25/2035 •		4,565	4,375
5.805% due 04/25/2036 ^~		82	72

Countrywide Asset-Backed Certificates Trust
1.907% due 10/25/2035 •		1,847	1,818

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ		489	188

CVP Cascade CLO Ltd.
2.993% due 01/16/2026 •		186	185

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dorchester Park CLO DAC
2.719% due 04/20/2028 •		$800	$783

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	300	327

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		$1,400	1,360

First Franklin Mortgage Loan Trust
1.417% due 11/25/2036 •		2,600	2,025

Fremont Home Loan Trust
1.082% due 10/25/2036 •		283	232
1.097% due 10/25/2036 •		5,164	2,164
1.187% due 10/25/2036 •		2,838	1,224

GSAMP Trust
1.107% due 05/25/2046 •		88	85

Halcyon Loan Advisors Funding Ltd.
2.747% due 04/20/2027 •		481	478

Home Equity Asset Trust
1.397% due 02/25/2036 •		4,900	4,301

Home Equity Mortgage Loan Asset-Backed Trust
1.167% due 04/25/2037 •		422	323

IndyMac Mortgage Loan Trust
1.017% due 07/25/2036 •		908	338

JMP Credit Advisors CLO Ltd.
2.686% due 01/17/2028 •		610	598

JPMorgan Mortgage Acquisition Trust
1.157% due 10/25/2036 •		171	158

Lehman XS Trust
1.107% due 05/25/2036 •		1,148	1,023
5.201% due 06/25/2036 þ		919	878

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •		1,600	1,557

Long Beach Mortgage Loan Trust
1.247% due 01/25/2036 •		1,846	1,529

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •		970	943

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	500	515

Marlette Funding Trust
2.690% due 09/17/2029		$247	239

MASTR Asset-Backed Securities Trust
1.187% due 06/25/2036 •		282	146
1.517% due 01/25/2036 •		5,000	4,644

MidOcean Credit CLO
2.631% due 04/15/2027 •		840	825

Monarch Grove CLO
2.674% due 01/25/2028 •		1,350	1,309

Morgan Stanley ABS Capital, Inc. Trust
1.017% due 10/25/2036 •		160	76
1.057% due 10/25/2036 •		23	12
1.077% due 10/25/2036 •		1,261	1,014
1.097% due 06/25/2036 •		1,655	997

Morgan Stanley Mortgage Loan Trust
1.177% due 02/25/2037 •		205	82
5.726% due 10/25/2036 ^þ		235	102

Neuberger Berman CLO Ltd.
2.631% due 07/15/2027 •		746	726

NovaStar Mortgage Funding Trust
1.117% due 11/25/2036 •		187	73

Octagon Investment Partners Ltd.
2.681% due 07/15/2027 •		320	310

Palmer Square Loan Funding Ltd.
2.789% due 04/20/2027 •		4,365	4,275

Renaissance Home Equity Loan Trust
2.047% due 09/25/2037 •		5,956	2,695

Residential Asset Securities Corp. Trust
1.187% due 08/25/2036 •		589	426
1.197% due 11/25/2036 ^•		4,233	3,251

Securitized Asset-Backed Receivables LLC Trust
1.107% due 07/25/2036 •		2,404	1,055
1.197% due 05/25/2036 •		986	572

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		3,400	3,305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
1.007% due 11/25/2036 •		$140	$49
1.227% due 05/25/2036 •		500	455

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		4,562	4,300

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		333	333

Starwood Commercial Mortgage Trust
1.785% due 07/15/2038 •		1,200	1,110

Structured Asset Investment Loan Trust
1.667% due 10/25/2035 •		4,026	3,766

Structured Asset Securities Corp. Mortgage Loan Trust
3.081% due 04/25/2035 •		24	22

Symphony CLO Ltd.
2.711% due 04/15/2028 •		300	292

Telos CLO Ltd.
2.786% due 04/17/2028 •		569	553

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •		203	199
2.711% due 01/15/2026 •		646	644

TICP CLO Ltd.
2.619% due 07/20/2027 •		371	363
2.659% due 04/20/2028 •		800	776

Tralee CLO Ltd.
2.849% due 10/20/2027 •		1,085	1,068

Venture CDO Ltd.
2.711% due 04/15/2027 •		730	711

Venture CLO Ltd.
2.413% due 02/28/2026 •		2,111	2,053
2.711% due 07/15/2027 •		931	914

Wachovia Mortgage Loan Trust
1.607% due 10/25/2035 •		72	72

WhiteHorse Ltd.
2.766% due 04/17/2027 •		670	664

Total Asset-Backed Securities (Cost $91,684)			88,633

SOVEREIGN ISSUES 9.6%

Argentina Government International Bond
1.000% due 08/05/2021 (d)	ARS	1,560	11
15.500% due 10/17/2026		2,720	11
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		4,165	32
38.039% (ARLLMONP) due 06/21/2020 ~		101,792	738

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	19,176	11,906
3.000% due 09/20/2025 (d)		7,920	5,588

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	6,400	60

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	700	819

Japan Government International Bond
0.100% due 03/10/2028	JPY	1,001,397	9,308
0.100% due 03/10/2029		1,713,165	15,893

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,200	1,310
6.150% due 08/12/2032		7,700	2,418

Qatar Government International Bond
3.875% due 04/23/2023		$2,200	2,269

Saudi Government International Bond
4.000% due 04/17/2025		3,710	3,865

United Kingdom Gilt
0.125% due 08/10/2028	GBP	1,572	2,456
0.125% due 11/22/2065		400	1,142
0.625% due 03/22/2040		3,758	7,831
1.875% due 11/22/2022		19,008	26,399

Total Sovereign Issues (Cost $102,459)			92,056

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.8%

CONSUMER DISCRETIONARY 0.1%

GrandVision NV	35,633	$980

ENERGY 0.2%

Cheniere Energy, Inc. (a)	31,827	1,066

ONEOK, Inc.	34,056	743

		1,809

HEALTH CARE 0.1%

Forty Seven, Inc. (a)	2,592	248

Ra Pharmaceuticals, Inc. (a)	23,770	1,141

		1,389

INDUSTRIALS 0.2%

Advanced Disposal Services, Inc. (a)	32,757	1,074

WABCO Holdings, Inc. (a)	7,721	1,043

		2,117

INFORMATION TECHNOLOGY 0.2%

Cypress Semiconductor Corp.	47,115	1,099

RIB Software SE	18,435	580

		1,679

Total Common Stocks (Cost $10,040)		7,974

MASTER LIMITED PARTNERSHIPS 0.2%

ENERGY 0.2%

Enterprise Products Partners LP	73,242	1,047

Plains All American Pipeline LP	86,112	455

Energy Transfer LP	134,765	620

Total Master Limited Partnerships (Cost $5,956)		2,122

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(e)(g)	800,000	864

Banco Santander S.A.
5.250% due 09/29/2023 •(e)(g)	400,000	363
6.250% due 09/11/2021 •(e)(g)	400,000	398

Bank of America Corp.
5.875% due 03/15/2028 •(e)	670,000	680

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(e)	1,500,000	1,290

Total Preferred Securities (Cost $4,019)		3,595

REAL ESTATE INVESTMENT TRUSTS 7.0%

REAL ESTATE 7.0%

Alexandria Real Estate Equities, Inc.	17,696	2,425

American Campus Communities, Inc.	19,272	535

American Homes 4 Rent ‘A’	44,012	1,021

American Tower Corp.	10,321	2,247

	SHARES	MARKET VALUE (000S)

Americold Realty Trust	28,895	$984

Apartment Investment & Management Co. (j)	25,941	912

AvalonBay Communities, Inc.	18,407	2,709

Boston Properties, Inc.	12,995	1,199

Camden Property Trust	11,067	877

CoreSite Realty Corp.	3,826	443

Crown Castle International Corp.	6,121	884

CubeSmart	28,488	763

Digital Realty Trust, Inc.	17,176	2,386

Douglas Emmett, Inc.	14,640	447

Duke Realty Corp.	71,896	2,328

Equinix, Inc.	5,600	3,498

Equity LifeStyle Properties, Inc.	17,472	1,004

Equity Residential	52,621	3,247

Essex Property Trust, Inc.	7,364	1,622

Extra Space Storage, Inc.	11,445	1,096

Federal Realty Investment Trust	4,842	361

First Industrial Realty Trust, Inc.	25,778	857

Gaming and Leisure Properties, Inc.	24,030	666

Healthcare Realty Trust, Inc.	22,457	627

Healthcare Trust of America, Inc. ‘A’	10,964	266

Healthpeak Properties, Inc.	29,673	708

Host Hotels & Resorts, Inc.	86,264	952

Hudson Pacific Properties, Inc.	35,762	907

Invitation Homes, Inc.	66,239	1,416

JBG SMITH Properties	11,265	359

Kilroy Realty Corp.	13,784	878

Life Storage, Inc.	5,188	490

MGM Growth Properties LLC	37,112	878

Mid-America Apartment Communities, Inc.	14,211	1,464

Prologis, Inc.	82,411	6,623

Public Storage	17,968	3,569

Regency Centers Corp.	14,467	556

Rexford Industrial Realty, Inc. (j)	18,955	777

Ryman Hospitality Properties, Inc. (j)	14,836	532

Sabra Health Care REIT, Inc.	18,023	197

SBA Communications Corp.	7,926	2,140

Simon Property Group, Inc.	40,799	2,238

STORE Capital Corp.	5,678	103

Sun Communities, Inc.	30,890	3,857

Sunstone Hotel Investors, Inc.	36,142	315

UDR, Inc.	33,925	1,240

Ventas, Inc.	32,055	859

Vornado Realty Trust	27,538	997

Welltower, Inc.	38,475	1,761

Total Real Estate Investment Trusts (Cost $67,974)		67,220

	OUNCES
COMMODITIES 6.4%

Gold Warehouse Receipts	27,863	43,763

Silver Warehouse Receipts	1,244,100	17,380

Total Commodities (Cost $64,103)		61,143

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.4%

REPURCHASE AGREEMENTS (h) 1.5%
			$14,418

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
31.246% due 07/31/2020 «~	ARS	648	7
32.393% due 08/28/2020 ~		2,739	25
35.641% due 06/22/2020 ~		480	6
36.751% due 04/03/2020 ~		10,510	118

			156

U.S. TREASURY BILLS 2.9%
0.392% due 04/07/2020 - 06/18/2020 (b)(c)(l)(n)		$27,466	27,462

Total Short-Term Instruments (Cost $42,060)			42,036

Total Investments in Securities (Cost $1,410,339)			1,417,857

		SHARES
INVESTMENTS IN AFFILIATES 9.4%

MUTUAL FUNDS (f) 8.5%

PIMCO Emerging Markets Currency and Short-Term Investments Fund		11,648,116	82,003

Total Mutual Funds (Cost $108,331)			82,003

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short-Term Floating NAV Portfolio III		857,961	8,426

Total Short-Term Instruments (Cost $8,411)			8,426

Total Investments in Affiliates (Cost $116,742)			90,429

Total Investments 157.2% (Cost $1,527,081)			$1,508,286

Financial Derivative Instruments (k)(m) (0.1)% (Cost or Premiums, net $(14))			(898)

Other Assets and Liabilities, net (57.1)%			(547,777)

Net Assets 100.0%			$959,611

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
**	Non-income producing commodity.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$3,318	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(3,391)	$3,318	$3,318
MBC	0.000	03/31/2020	04/01/2020	11,100	U.S. Treasury Bonds 2.750% due 08/15/2047	(11,532)	11,100	11,100

Total Repurchase Agreements						$(14,923)	$14,418	$14,418

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	1.730%	02/10/2020	04/09/2020	$(24,592)	$(24,652)
BOS	1.720	02/05/2020	04/06/2020	(3,384)	(3,393)
	1.720	02/11/2020	04/13/2020	(20,278)	(20,327)
CIB	1.740	02/13/2020	04/13/2020	(14,222)	(14,255)
GRE	1.050	03/31/2020	04/13/2020	(13,801)	(13,801)
	1.250	03/19/2020	06/19/2020	(69,601)	(69,633)
	1.720	02/12/2020	04/13/2020	(2,935)	(2,942)
	1.730	02/13/2020	04/13/2020	(41,446)	(41,541)
RCY	0.940	03/11/2020	04/09/2020	(31,302)	(31,319)

Total Reverse Repurchase Agreements					$(221,863)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BPG	0.700%	03/16/2020	04/16/2020	$(33,573)	$(33,583)

Total Sale-Buyback Transactions					$(33,583)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (0.8)%
U.S. Treasury Inflation Protected Securities	0.125%	01/15/2030	$7,089	$(7,444)	$(7,316)

Total Short Sales (0.8)%				$(7,444)	$(7,316)

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(24,652)	$0	$0	$(24,652)	$24,543	$(109)
BOS	0	(23,720)	0	0	(23,720)	23,938	218
CIB	0	(14,255)	0	0	(14,255)	14,419	164
FICC	3,318	0	0	0	3,318	(3,391)	(73)
GRE	0	(127,917)	0	0	(127,917)	127,188	(729)
MBC	11,100	0	0	0	11,100	(11,532)	(432)
RCY	0	(31,319)	0	0	(31,319)	31,220	(99)

Master Securities Forward Transaction Agreement
BPG	0	0	(33,583)	(7,316)	(40,899)	33,992	(6,907)
BPS	0	0	0	0	0	421	421

Total Borrowings and Other Financing Transactions	$14,418	$(221,863)	$(33,583)	$(7,316)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(152,230)	$(69,633)	$0	$(221,863)

Total	$0	$(152,230)	$(69,633)	$0	$(221,863)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(33,583)	0	0	(33,583)

Total	$0	$(33,583)	$0	$0	$(33,583)

Total Borrowings	$0	$(185,813)	$(69,633)	$0	$(255,446)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(255,446)

(i)	Securities with an aggregate market value of $261,864 and cash of $579 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.
(j)

Securities with an aggregate market value of $563 and cash of $7 have been pledged as collateral as of March 31, 2020 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(85,910) at a weighted average interest rate of 1.985%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(10) of deferred price drop.
(3)	Payable for short sales includes $2 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$105.250	05/22/2020	32	$64	$0	$0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	130.500	05/22/2020	600	600	5	19
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	146.000	05/22/2020	105	105	1	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	147.500	05/22/2020	8	8	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	200.000	05/22/2020	246	246	238	4
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	210.000	05/22/2020	419	419	7	6
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	125.000	05/22/2020	863	863	8	1
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	265.000	05/22/2020	55	55	1	36

					$260	$68

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,800.000	06/19/2020	19	$2	$252	$568

Total Purchased Options					$512	$636

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,700.000	06/19/2020	19	$2	$(201)	$(467)

Total Written Options					$(201)	$(467)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent 1st Line April Futures	04/2020	1	$	(5)	$(4)	$0	$(1)
Brent 1st Line August Futures	08/2020	1		(3)	(2)	0	0
Brent 1st Line December Futures	12/2020	1		(1)	(1)	0	0
Brent 1st Line July Futures	07/2020	1		(3)	(3)	0	(1)
Brent 1st Line June Futures	06/2020	1		(4)	(4)	0	(1)
Brent 1st Line May Futures	05/2020	1		(5)	(4)	0	(1)
Brent 1st Line November Futures	11/2020	1		(1)	(1)	0	0
Brent 1st Line October Futures	10/2020	1		(2)	(1)	0	0
Brent 1st Line September Futures	09/2020	1		(2)	(1)	0	0
Brent Crude December Futures	10/2021	28		1,162	(583)	0	(5)
Brent Crude June Futures	04/2020	3		79	(25)	0	0
Call Options Strike @ EUR 113.400 on Euro-Schatz June 2020 Futures(1)	05/2020	2,086		46	33	35	0
Call Options Strike @ EUR 116.500 on Euro-Schatz June 2020 Futures(1)	05/2020	482		5	2	3	0
Call Options Strike @ EUR 140.500 on Euro-Bobl June 2020 Futures(1)	05/2020	151		5	4	3	0
Call Options Strike @ GBP 195.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	199		0	(3)	0	0
E-mini NASDAQ 100 Index June Futures	06/2020	34		5,295	(75)	0	(47)
Euro-Bund 10-Year Bond June Futures	06/2020	307		58,410	(134)	352	(369)
New York Harbor ULSD December Futures	11/2020	1		49	(2)	0	0
New York Harbor ULSD June Futures	05/2021	1		52	0	0	(1)
Platinum July Futures	07/2020	174		6,350	607	54	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	12		0	0	0	0
Put Options Strike @ EUR 159.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	295		29	26	0	(16)
RBOB Gasoline December Futures	11/2020	1		33	0	0	0
RBOB Gasoline July Futures	06/2020	97		2,919	90	0	(37)
RBOB Gasoline June Futures	05/2021	1		42	2	0	0
Topix Index June Futures	06/2020	38		4,958	64	0	(171)
U.S. Treasury 2-Year Note June Futures	06/2020	37		8,154	126	0	(1)
U.S. Treasury 10-Year Ultra June Futures	06/2020	778		121,392	6,363	0	(255)
U.S. Treasury 30-Year Bond June Futures	06/2020	49		8,774	14	0	(81)
Wheat May Futures	05/2020	72		2,048	39	0	(3)
WTI Crude December Futures	11/2020	241		8,093	(6,565)	0	0
WTI Crude July Futures	06/2021	2		73	(28)	0	0
WTI Crude June Futures	05/2021	11		398	(170)	2	0
WTI Crude May Futures	04/2021	2		72	(29)	0	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2020	6		33	33	0	(4)
WTI Houston (Argus) vs. WTI Trade July Futures	06/2020	6		37	37	0	(9)
WTI Houston (Argus) vs. WTI Trade September Futures	08/2020	6		30	30	0	(3)
WTI Midland vs WTI Trade August Futures	07/2020	6		(14)	(7)	5	0
WTI Midland vs WTI Trade December Futures	11/2020	6		(6)	1	5	0
WTI Midland vs WTI Trade July Futures	06/2020	6		(18)	(11)	7	0
WTI Midland vs WTI Trade June Futures	05/2020	5		(24)	(19)	12	0
WTI Midland vs WTI Trade May Futures	04/2020	5		(32)	(26)	13	0
WTI Midland vs WTI Trade November Futures	10/2020	6		(7)	0	5	0
WTI Midland vs WTI Trade October Futures	09/2020	6		(9)	(2)	4	0
WTI Midland vs WTI Trade September Futures	08/2020	6		(11)	(4)	3	0

					$(233)	$503	$(1,006)

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	06/2020	226	$(16,280)	$(57)	$0	$(9)
Australia Government 10-Year Bond June Futures	06/2020	23	(2,131)	12	0	(28)
Brent Crude December Futures	10/2020	2	(74)	1	1	0
Brent Crude December Futures	10/2022	28	(1,240)	425	4	0
Brent Crude June Futures	04/2021	2	(79)	(1)	0	0
E-mini S&P 500 Index June Futures	06/2020	98	(12,592)	266	203	0
Euro STOXX 50 June Futures	06/2020	267	(8,089)	(863)	0	(274)
Euro-Bobl June Futures	06/2020	150	(22,368)	120	50	(55)
Euro-Buxl 30-Year Bond June Futures	06/2020	51	(11,806)	443	256	(128)
Euro-Schatz June Futures	06/2020	2,106	(260,584)	(176)	116	(151)
FTSE 100 Index June Futures	06/2020	3	(210)	(27)	0	(6)
Gas Oil June Futures	06/2020	4	(121)	19	0	(3)
Gold 100 oz. June Futures	06/2020	251	(40,075)	1,564	1,275	0
Gold 100 oz. May Futures	05/2020	13	(2,066)	88	62	0
Japan Government 10-Year Bond June Futures	06/2020	20	(28,379)	458	30	(73)
JPX Nikkei Index 400 June Futures	06/2020	418	(4,888)	19	167	0
Mini MSCI Emerging Markets Index June Futures	06/2020	72	(3,034)	(156)	0	(27)
RBOB Gasoline May Futures	04/2020	97	(2,415)	14	98	0
Silver July Futures	07/2020	46	(3,264)	950	0	(3)
Silver May Futures	05/2020	204	(14,439)	4,098	0	(24)
U.S. Treasury 5-Year Note June Futures	06/2020	705	(88,378)	(3,162)	33	0
U.S. Treasury 10-Year Note June Futures	06/2020	538	(74,614)	(1,518)	83	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	4	(888)	(58)	13	0
United Kingdom Long Gilt June Futures	06/2020	199	(33,663)	(481)	124	(99)
WTI Crude December Futures	11/2020	241	(8,093)	6,024	0	0
WTI Crude June Futures	05/2021	15	(543)	206	0	(2)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	6	27	27	0	(6)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2020	5	35	35	0	(8)
WTI Houston (Argus) vs. WTI Trade May Futures	04/2020	5	42	42	0	(7)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	6	28	28	0	(5)
WTI Houston (Argus) vs. WTI Trade October Futures	09/2020	6	29	29	0	(4)

				$8,369	$2,515	$(912)

Total Futures Contracts				$8,136	$3,018	$(1,918)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.147%	$ 1,000	$(30)	$19	$(11)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR 760	$13	$(11)	$2	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$ 6,100	$(219)	$(362)	$(581)	$24	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	19,300	(897)	(1,302)	(2,199)	68	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	2,400	(266)	(5)	(271)	2	(2)
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	28,421	2,168	(3,532)	(1,364)	0	(331)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	1,960	(125)	9	(116)	0	(26)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	9,170	(89)	59	(30)	0	(27)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	2,900	(48)	29	(19)	0	(9)
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024	EUR 21,800	260	(202)	58	0	(37)

					$784	$(5,306)	$(4,522)	$94	$(432)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	7,120	$16	$(2,516)	$(2,500)	$215	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,900	5	(885)	(880)	60	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,840	5	(891)	(886)	58	0
Pay	3-Month USD-LIBOR	1.843	Semi-Annual	02/24/2025		1,550	0	101	101	1	0
Receive	3-Month USD-LIBOR	1.849	Semi-Annual	02/24/2025		1,550	0	(101)	(101)	0	(1)
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		34,800	394	(3,448)	(3,054)	56	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		5,560	201	(658)	(457)	12	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		1,400	(29)	(86)	(115)	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		300	26	(46)	(20)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,990	261	(804)	(543)	16	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	09/12/2029		108,200	253	(4,717)	(4,464)	553	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		9,140	(919)	4,780	3,861	0	(265)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	13,680	(1)	(3)	(4)	0	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		385,260	(21)	(123)	(144)	0	(4)
Pay	CPTFEMU	1.450	Maturity	02/15/2050	EUR	30	1	4	5	0	(11)
Receive	CPURNSA	2.027	Maturity	11/23/2020	$	8,300	0	(152)	(152)	66	0
Receive	CPURNSA	1.578	Maturity	11/24/2020		11,900	221	(241)	(20)	95	0
Receive	CPURNSA	2.021	Maturity	11/25/2020		8,000	0	(146)	(146)	62	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		2,700	91	(115)	(24)	0	(5)
Receive	CPURNSA	1.445	Maturity	09/09/2021		4,800	0	(119)	(119)	0	(9)
Receive	CPURNSA	1.603	Maturity	09/12/2021		2,160	65	(96)	(31)	0	(5)
Receive	CPURNSA	1.592	Maturity	09/20/2021		10,500	(1)	(298)	(299)	0	(22)
Receive	CPURNSA	2.069	Maturity	07/15/2022		1,800	0	(86)	(86)	0	(2)
Receive	CPURNSA	2.210	Maturity	02/05/2023		10,870	0	(698)	(698)	0	(16)
Receive	CPURNSA	2.263	Maturity	05/09/2023		1,820	0	(132)	(132)	0	(2)
Receive	CPURNSA	2.281	Maturity	05/10/2023		5,590	0	(420)	(420)	0	(17)
Pay	CPURNSA	2.102	Maturity	07/20/2027		2,100	0	218	218	10	0
Pay	CPURNSA	2.155	Maturity	10/17/2027		3,700	0	403	403	17	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		4,720	10	637	647	24	0
Pay	CPURNSA	2.353	Maturity	05/09/2028		1,820	0	259	259	8	0
Pay	CPURNSA	2.360	Maturity	05/09/2028		2,740	0	392	392	12	0
Pay	CPURNSA	2.364	Maturity	05/10/2028		5,590	0	803	803	26	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		7,000	0	803	803	33	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,300	0	119	119	6	0
Pay	FRCPXTOB	1.280	Maturity	11/15/2034	EUR	4,500	0	363	363	0	(4)
Pay	FRCPXTOB	1.410	Maturity	11/15/2039		4,300	0	435	435	0	(42)
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	6,500	0	405	405	5	0
Pay	UKRPI	3.513	Maturity	09/15/2028		3,900	0	203	203	1	0
Pay	UKRPI	3.593	Maturity	11/15/2028		2,670	0	178	178	1	0
Pay	UKRPI	3.595	Maturity	11/15/2028		1,400	0	94	94	1	0
Pay	UKRPI	3.633	Maturity	12/15/2028		2,800	0	206	206	1	0
Pay	UKRPI	3.325	Maturity	08/15/2030		100	0	5	5	0	0
Pay	UKRPI	3.300	Maturity	12/15/2030		4,475	(266)	412	146	7	0
Pay	UKRPI	3.100	Maturity	06/15/2031		2,750	(291)	175	(116)	4	0
Pay	UKRPI	3.530	Maturity	10/15/2031		1,330	34	72	106	2	0
Pay	UKRPI	3.500	Maturity	09/15/2033		10,380	8	957	965	44	0
Pay	UKRPI	3.579	Maturity	10/15/2033		210	0	26	26	1	0
Pay	UKRPI	3.580	Maturity	06/15/2039		930	1	197	198	10	0
Pay	UKRPI	3.590	Maturity	06/15/2039		1,030	0	224	224	11	0
Pay	UKRPI	3.600	Maturity	06/15/2039		2,640	(1)	587	586	28	0

							$63	$(3,723)	$(3,660)	$1,449	$(405)

Total Swap Agreements							$830	$(9,021)	$(8,191)	$1,543	$(838)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$636	$3,018	$1,543	$5,197	$(467)	$(1,918)	$(864)	$(3,249)

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

(l)	Securities with an aggregate market value of $20,807 and cash of $8,376 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(26) for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2020		$285	CNH	2,013	$0	$(2)

BOA	04/2020	GBP	39,090		$50,403	1,849	0
	04/2020		$658	CZK	15,451	0	(36)
	04/2020		656	ILS	2,388	19	0
	04/2020		2,221	TRY	14,600	0	(21)
	06/2020		6,803	CNY	47,736	0	(77)
	06/2020		7,609	KRW	9,022,686	0	(187)
	06/2020		1,171	PHP	59,619	0	(16)

BPS	04/2020	EUR	1,047		$1,149	0	(5)
	04/2020	GBP	844		1,036	11	(23)
	04/2020		$3,069	EUR	2,745	0	(42)
	04/2020		2,771	GBP	2,279	97	(37)
	06/2020		3,838	PLN	14,948	0	(226)

BRC	04/2020	JPY	2,958,900		$26,920	0	(599)
	04/2020		$45,828	GBP	37,492	740	0
	05/2020	GBP	37,492		$45,859	0	(743)

CBK	04/2020	BRL	34,520		6,640	0	(3)
	04/2020	COP	397,903		116	19	0
	04/2020	EUR	23,911		26,214	0	(158)
	04/2020	GBP	448		521	0	(35)
	04/2020	PEN	6,689		1,986	39	0
	04/2020		$7,864	BRL	34,520	0	(1,221)
	04/2020		395	CZK	9,381	0	(18)
	04/2020		24,708	DKK	170,212	438	0
	04/2020		15,877	EUR	14,722	386	(26)
	04/2020		1,183	GBP	975	28	0
	05/2020	CLP	202,550		$239	2	0
	05/2020	PEN	5,806		1,729	40	0
	06/2020		$1,719	THB	53,943	0	(75)
	07/2020	BRL	3,790		$907	182	0
	07/2020	DKK	170,212		24,807	0	(420)

DUB	04/2020	BRL	11,234		2,190	28	0
	04/2020		$2,161	BRL	11,234	1	0
	05/2020		2,187		11,234	0	(30)

FBF	04/2020	TRY	1,883		$286	1	0
	06/2020		$1,517	HKD	11,791	3	0

GLM	04/2020	DKK	170,641		$25,497	288	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020	RUB	513,091		$6,552	$14	$0
	04/2020		$17,953	AUD	29,470	174	0
	04/2020		9,667	RUB	597,013	0	(2,060)
	05/2020	AUD	29,470		$17,956	0	(174)
	05/2020	GBP	393		487	0	(1)
	05/2020		$709	COP	2,893,954	1	0
	05/2020		144	RUB	11,390	1	0
	06/2020		1,282	CLP	1,026,509	0	(81)
	06/2020		4,726	TWD	140,858	0	(15)

HUS	04/2020	GBP	678		$799	0	(43)
	04/2020		$713	ILS	2,623	28	0
	06/2020	IDR	105,073,220		$6,482	119	0
	06/2020		$1,906	INR	146,167	0	(5)

JPM	04/2020	BRL	23,286		$4,532	51	0
	04/2020		$4,479	BRL	23,286	2	0
	04/2020		609	TRY	3,774	0	(40)
	04/2020		2,745	ZAR	40,918	0	(458)
	06/2020		17,698	MXN	338,246	0	(3,599)
	07/2020		733	BRL	3,790	0	(8)

MYI	04/2020	AUD	29,470		$19,386	1,259	0
	04/2020		$1,477	HUF	455,743	0	(83)
	04/2020		27,405	JPY	2,958,900	113	0
	04/2020		149	TRY	920	0	(11)
	05/2020	JPY	2,958,900		$27,463	0	(100)
	05/2020		$233	BRL	1,210	0	(1)

RYL	06/2020		3,551	MYR	15,100	0	(56)

SCX	05/2020	EUR	7,491		$8,230	0	(43)
	06/2020		$9,890	IDR	137,121,627	0	(1,586)
	06/2020		5,369	SGD	7,514	0	(76)

SOG	04/2020		427	CZK	10,158	0	(19)

SSB	06/2020		3,811	INR	275,861	0	(223)

UAG	04/2020	MXN	224,046		$9,344	0	(85)
	04/2020	RUB	11,954		150	0	(2)
	04/2020		$2,844	RUB	183,038	2	(514)

Total Forward Foreign Currency Contracts						$5,935	$(13,283)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	$60.000	04/08/2020	13,200	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050	67.500	04/08/2020	9,700	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	72.500	04/08/2020	107,700	4	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	76.500	04/08/2020	1,000	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050	78.500	05/06/2020	36,000	1	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050	75.000	05/06/2020	46,200	2	0

Total Purchased Options					$8	$0

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,900	$(86)	$0

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	700	(5)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	5,400	(28)	14
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	5,400	(29)	14
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	3,200	(59)	(26)

Total Written Options						$(207)	$2

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN 2H20	$5.250	Maturity	12/31/2020	600	$0	$(2)	$0	$(2)
	Receive	EURMARGIN CAL20	8.050	Maturity	12/31/2020	12,600	0	(58)	0	(58)
	Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	2,400	(3)	(5)	0	(8)
	Receive	EUROBOBCO 2Q20	10.650	Maturity	06/30/2020	1,950	0	(32)	0	(32)
	Pay	EUROBOBCO 2Q20	10.700	Maturity	06/30/2020	900	0	15	15	0
	Receive	HOBR CAL21	14.100	Maturity	12/31/2021	1,200	0	(2)	0	(2)

CBK	Receive	MEHMID CAL21	1.840	Maturity	12/31/2021	112,000	(2)	(101)	0	(103)

GST	Receive	EURMARGIN 4Q20	5.950	Maturity	12/31/2020	300	0	(1)	0	(1)
	Receive	HOBR CAL21	14.080	Maturity	12/31/2021	2,400	0	(3)	0	(3)

JPM	Pay	CBOT Wheat July Futures	4.980	Maturity	06/26/2020	360,000	0	(231)	0	(231)
	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	1,800	0	(28)	0	(28)
	Receive	EURMARGIN G0-Z0	6.900	Maturity	12/31/2020	24,300	0	(84)	0	(84)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	17,400	(10)	(157)	0	(167)

MAC	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	1,800	0	(28)	0	(28)
	Receive	MEHMID CAL21	1.100	Maturity	12/31/2021	24,000	0	(8)	0	(8)

MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	1,350	0	(20)	0	(20)
	Receive	EURMARGIN 4Q20	5.850	Maturity	12/31/2020	600	0	(3)	0	(3)
	Receive	EURMARGIN CAL21	3.450	Maturity	12/31/2021	1,200	0	(1)	0	(1)
	Receive	EURMARGIN G0-Z0	7.550	Maturity	12/31/2020	12,600	0	(52)	0	(52)
	Receive	EUROBOBCO CAL20	8.220	Maturity	12/31/2020	27,000	0	(373)	0	(373)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	10,800	0	(103)	0	(103)
	Receive	NAPHTHACO CA21	7.000	Maturity	12/31/2021	3,600	0	0	0	0
	Receive	ULSDCO 2H20	10.620	Maturity	12/31/2020	7,200	0	0	0	0

							$(15)	$(1,277)	$15	$(1,307)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$ 3,200	$(95)	$60	$0	$(35)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	2,600	(121)	114	0	(7)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	2,300	(142)	127	0	(15)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	13,300	(440)	294	0	(146)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	5,200	(151)	94	0	(57)

						$(949)	$689	$0	$(260)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Receive	CPURNSA	1.800%	Maturity	07/20/2026	$1,900	$0	$120	$120	$0
	Receive	CPURNSA	1.805	Maturity	09/20/2026	900	0	60	60	0

							$0	$180	$180	$0

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Pay	iBoxx USD Investment Grade Corporate Bond ETF	66,900	0.735% (1-Month USD-LIBOR less a specified spread)	Monthly	08/26/2020	$8,290	$0	$36	$36	$0
	Receive	DWRTFT Index	448	0.942% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	3,454	0	224	224	0

CIB	Receive	PIMCODB Index(9)	944,858	0.000%	Monthly	02/16/2021	62,683	(130)	(706)	0	(836)

GST	Receive	BCOMGC Index	533,521	0.070%	Monthly	02/16/2021	90,518	0	6,565	6,565	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	iBoxx USD Investment Grade Corporate Bond ETF	290,300	1.055% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/10/2021	$35,855	$0	$26	$26	$0

JPM	Receive	DWRTFT Index	1,234	1.865% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/06/2020	10,134	0	(19)	0	(19)
	Receive	BCOMF1TC Index(10)	332,258	0.235% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	35,143	0	126	126	0
	Receive	JMABFNC2 Index(11)	95,230	0.170%	Monthly	02/16/2021	31,202	138	341	479	0

MAC	Receive	PIMCODB Index(12)	999,902	0.000%	Monthly	02/16/2021	65,813	0	(875)	0	(875)

SOG	Receive	DWRTFT Index	1,432	0.000% (1-Month USD LIBOR less a specified spread)	Monthly	10/01/2020	11,760	0	0	0	0

UAG	Receive	DWRTFT Index	254	1.765% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	2,086	0	(4)	0	(4)

								$8	$5,714	$7,456	$(1,734)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	GOLDLNPM Index(7)	1.960%	Maturity	05/12/2020	$ 5,107	$0	$(1)	$0	$(1)
	Receive	SLVRLND Index(7)	4.580	Maturity	05/12/2020	3,341	0	79	79	0

SOG	Pay	GOLDLNPM Index(7)	1.782	Maturity	06/08/2020	4,345	0	(17)	0	(17)
	Receive	SLVRLND Index(7)	4.410	Maturity	06/08/2020	2,762	0	89	89	0

							$0	$150	$168	$(18)

Total Swap Agreements							$(956)	$5,456	$7,819	$(3,319)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	1,868	0	0	1,868	(337)	0	0	(337)	1,531	(1,770)	(239)
BPS	108	0	15	123	(333)	0	(102)	(435)	(312)	338	26
BRC	740	0	260	1,000	(1,342)	0	0	(1,342)	(342)	(480)	(822)
CBK	1,134	0	0	1,134	(1,956)	0	(103)	(2,059)	(925)	774	(151)
CIB	0	0	0	0	0	0	(836)	(836)	(836)	614	(222)
DUB	29	0	0	29	(30)	0	0	(30)	(1)	(10)	(11)
FBF	4	0	0	4	0	0	0	0	4	0	4
GLM	478	0	0	478	(2,331)	0	0	(2,331)	(1,853)	1,944	91
GST	0	0	6,591	6,591	0	0	(61)	(61)	6,530	(13,573)	(7,043)
HUS	147	0	0	147	(48)	0	0	(48)	99	(20)	79
JPM	53	2	605	660	(4,105)	0	(529)	(4,634)	(3,974)	7,005	3,031
MAC	0	0	0	0	0	0	(911)	(911)	(911)	805	(106)
MYC	0	0	259	259	0	0	(699)	(699)	(440)	23	(417)
MYI	1,372	0	0	1,372	(195)	0	0	(195)	1,177	(1,170)	7
RYL	0	0	0	0	(56)	0	0	(56)	(56)	(20)	(76)
SCX	0	0	0	0	(1,705)	0	0	(1,705)	(1,705)	1,832	127
SOG	0	0	89	89	(19)	0	(17)	(36)	53	0	53
SSB	0	0	0	0	(223)	0	0	(223)	(223)	312	89
UAG	2	0	0	2	(601)	0	(61)	(662)	(660)	1,177	517

Total Over the Counter	$5,935	$2	$7,819	$13,756	$(13,283)	$0	$(3,319)	$(16,602)

(n)

Securities with an aggregate market value of $15,478 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(9)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	1.3%	$842
Arabica Coffee September 2020 Futures	3.7	2,310
Brent Crude July 2020 Futures	8.3	5,204
Cocoa May 2020 Futures	0.5	283
Cocoa September 2020 Futures	0.8	486
Copper May 2020 Futures	1.1	701
Copper September 2020 Futures	3.7	2,331
Corn May 2020 Futures	0.9	584
Cotton No. 02 May 2020 Futures	0.4	226
Gas Oil May 2020 Futures	4.0	2,491
Gold 100 oz. August 2020 Futures	6.8	4,276
Gold 100 oz. June 2020 Futures	6.6	4,121
Hard Red Winter Wheat May 2020 Futures	0.6	351
Hard Red Winter Wheat September 2020 Futures	3.1	1,959
Lead September 2020 Futures	2.5	1,597
Lean Hogs August 2020 Futures	1.4	865
Live Cattle June 2020 Futures	1.1	683
New York Harbor ULSD May 2020 Futures	5.7	3,573
Nickel May 2020 Futures	1.6	982
Nickel September 2020 Futures	2.0	1,284
NYMEX — Natural Gas May 2022 Futures	2.9	1,813
Platinum July 2020 Futures	3.6	2,290
RBOB Gasoline May 2020 Futures	5.6	3,491
RBOB Gasoline September 2020 Futures	0.7	419
Silver May 2020 Futures	7.4	4,644
Silver September 2020 Futures	5.2	3,235
Soybean Meal December 2020 Futures	3.1	1,959
Soybean Meal May 2020 Futures	1.3	823
Soybean Oil May 2020 Futures	1.3	823
Soybeans May 2020 Futures	0.6	353
Soybeans November 2020 Futures	7.1	4,463
Sugar No. 11 October 2020 Futures	2.0	1,244
Wheat May 2020 Futures	0.7	467
Wheat September 2020 Futures	3.5	2,214
WTI Crude May 2020 Futures	6.2	3,860
Zinc September 2020 Futures	0.8	525

Total Long Futures Contracts		$67,772

Cash	(8.1)%	$(5,089)

Total Notional Amount		$62,683

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

(10)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.6%	$1,624
Arabica Coffee May 2020 Futures	3.4	1,190
Brent Crude July 2020 Futures	3.9	1,368
Copper May 2020 Futures	7.1	2,494
Corn May 2020 Futures	6.6	2,323
Cotton No. 02 May 2020 Futures	1.4	491
Gas Oil July 2020 Futures	1.7	587
Gold 100 oz. June 2020 Futures	17.7	6,207
Hard Red Winter Wheat May 2020 Futures	2.0	693
Lean Hogs June 2020 Futures	2.0	696
Live Cattle June 2020 Futures	3.7	1,314
New York Harbor ULSD May 2020 Futures	1.3	468
Nickel May 2020 Futures	2.9	1,018
NYMEX — Natural Gas July 2022 Futures	9.0	3,176
RBOB Gasoline May 2020 Futures	1.0	347
Silver May 2020 Futures	3.7	1,306
Soybean Meal May 2020 Futures	4.5	1,580
Soybean Oil May 2020 Futures	2.9	1,012
Soybeans May 2020 Futures	6.8	2,377
Sugar No. 11 May 2020 Futures	3.0	1,037
Wheat May 2020 Futures	4.0	1,413
WTI Crude May 2020 Futures	3.3	1,176
Zinc May 2020 Futures	3.5	1,246

Total Long Futures Contracts		$35,143

Total Notional Amount		$35,143

(11)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2020 Futures	10.1%	$3,141
Copper July 2020 Futures	9.7	3,031
Gas Oil July 2020 Futures	4.0	1,236
Gold 100 oz. August 2020 Futures	19.3	6,033
Lean Hogs July 2020 Futures	1.0	324
Live Cattle August 2020 Futures	2.2	702
New York Harbor ULSD July 2020 Futures	4.0	1,244
Nickel July 2020 Futures	10.1	3,139
RBOB Gasoline July 2020 Futures	4.3	1,329
Silver July 2020 Futures	4.1	1,282
Soybean Meal July 2020 Futures	9.1	2,832
Soybeans July 2020 Futures	20.4	6,393
Sugar No. 11 July 2020 Futures	2.0	623

Total Long Futures Contracts		$31,309

Cash	(0.3)%	$(107)

Total Notional Amount		$31,202

(12)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	1.3%	$884
Arabica Coffee September 2020 Futures	3.7	2,425
Brent Crude July 2020 Futures	8.3	5,463
Cocoa May 2020 Futures	0.5	297
Cocoa September 2020 Futures	0.8	510
Copper May 2020 Futures	1.1	736
Copper September 2020 Futures	3.7	2,447
Corn May 2020 Futures	0.9	613
Cotton No. 02 May 2020 Futures	0.4	238
Gas Oil May 2020 Futures	4.0	2,616
Gold 100 oz. August 2020 Futures	6.8	4,489
Gold 100 oz. June 2020 Futures	6.6	4,327
Hard Red Winter Wheat May 2020 Futures	0.6	368
Hard Red Winter Wheat September 2020 Futures	3.1	2,057
Lead September 2020 Futures	2.5	1,677
Lean Hogs August 2020 Futures	1.4	908
Live Cattle June 2020 Futures	1.1	717
New York Harbor ULSD May 2020 Futures	5.7	3,751
Nickel May 2020 Futures	1.6	1,031
Nickel September 2020 Futures	2.0	1,349

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
NYMEX — Natural Gas May 2022 Futures	2.9%	$1,904
Platinum July 2020 Futures	3.6	2,404
RBOB Gasoline May 2020 Futures	5.6	3,665
RBOB Gasoline September 2020 Futures	0.7	440
Silver May 2020 Futures	7.4	4,876
Silver September 2020 Futures	5.2	3,397
Soybean Meal December 2020 Futures	3.1	2,057
Soybean Meal May 2020 Futures	1.3	864
Soybean Oil May 2020 Futures	1.3	864
Soybeans May 2020 Futures	0.6	370
Soybeans November 2020 Futures	7.1	4,686
Sugar No. 11 October 2020 Futures	2.0	1,306
Wheat May 2020 Futures	0.7	491
Wheat September 2020 Futures	3.5	2,325
WTI Crude May 2020 Futures	6.2	4,053
Zinc September 2020 Futures	0.8	551

Total Long Futures Contracts		$71,156

Cash	(8.1)%	$(5,343)

Total Notional Amount		$65,813

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$568	$0	$68	$636
Futures	1,550	0	370	0	1,098	3,018
Swap Agreements	0	94	0	0	1,449	1,543

	$1,550	$94	$938	$0	$2,615	$5,197

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,935	$0	$5,935
Written Options	0	0	0	0	2	2
Swap Agreements	7,353	0	286	0	180	7,819

	$7,353	$0	$286	$5,935	$182	$13,756

	$8,903	$94	$1,224	$5,935	$2,797	$18,953

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$467	$0	$0	$467
Futures	128	0	525	0	1,265	1,918
Swap Agreements	0	459	0	0	405	864

	$128	$459	$992	$0	$1,670	$3,249

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,283	$0	$13,283
Swap Agreements	3,036	260	23	0	0	3,319

	$3,036	$260	$23	$13,283	$0	$16,602

	$3,164	$719	$1,015	$13,283	$1,670	$19,851

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(313)	$0	$262	$(51)
Written Options	88	0	370	0	96	554
Futures	(7,713)	0	4,196	0	(13,291)	(16,808)
Swap Agreements	0	(565)	0	0	(1,971)	(2,536)

	$(7,625)	$(565)	$4,253	$0	$(14,904)	$(18,841)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	63

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,133	$0	$6,133
Purchased Options	0	(4)	12	(143)	7,403	7,268
Written Options	0	233	(16)	0	(5,218)	(5,001)
Swap Agreements	(70,568)	(315)	(10,461)	0	1,663	(79,681)

	$(70,568)	$(86)	$(10,465)	$5,990	$3,848	$(71,281)

	$(78,193)	$(651)	$(6,212)	$5,990	$(11,056)	$(90,122)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$624	$0	$(187)	$437
Written Options	0	0	(550)	0	(11)	(561)
Futures	3,919	0	(642)	0	6,739	10,016
Swap Agreements	0	(5,091)	0	0	(3,408)	(8,499)

	$3,919	$(5,091)	$(568)	$0	$3,133	$1,393

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,533)	$0	$(8,533)
Purchased Options	0	2	8	112	(559)	(437)
Written Options	0	(38)	(1)	64	519	544
Swap Agreements	6,279	(329)	(45)	0	1,652	7,557

	$6,279	$(365)	$(38)	$(8,357)	$1,612	$(869)

	$10,198	$(5,456)	$(606)	$(8,357)	$4,745	$524

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$58,955	$0	$58,955
Industrials	0	3,514	0	3,514
Utilities	0	11,049	0	11,049
Municipal Bonds & Notes
West Virginia	0	155	0	155
U.S. Government Agencies	0	334,595	0	334,595
U.S. Treasury Obligations	0	608,154	0	608,154
Non-Agency Mortgage-Backed Securities	0	36,656	0	36,656
Asset-Backed Securities	0	88,633	0	88,633
Sovereign Issues	0	92,056	0	92,056
Common Stocks
Consumer Discretionary	980	0	0	980
Energy	1,809	0	0	1,809
Health Care	1,389	0	0	1,389
Industrials	2,117	0	0	2,117
Information Technology	1,679	0	0	1,679
Master Limited Partnerships
Energy	2,122	0	0	2,122
Preferred Securities
Banking & Finance	0	3,595	0	3,595
Real Estate Investment Trusts
Real Estate	67,220	0	0	67,220
Commodities	0	61,143	0	61,143
Short-Term Instruments
Repurchase Agreements	0	14,418	0	14,418
Argentina Treasury Bills	0	149	7	156
U.S. Treasury Bills	0	27,462	0	27,462

	$77,316	$1,340,534	$7	$1,417,857

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Mutual Funds	$82,003	$0	$0	$82,003
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,426	0	0	8,426

	$90,429	$0	$0	$90,429

Total Investments	$167,745	$1,340,534	$7	$1,508,286

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	0	(7,316)	0	(7,316)

	$0	$(7,316)	$0	$(7,316)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,018	2,179	0	5,197
Over the counter	0	13,756	0	13,756

	$3,018	$15,935	$0	$18,953

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,918)	(1,305)	0	(3,223)
Over the counter	0	(16,602)	0	(16,602)

	$(1,918)	$(17,907)	$0	$(19,825)

Total Financial Derivative Instruments	$1,100	$(1,972)	$0	$(872)

Totals	$168,845	$1,331,246	$7	$1,500,098

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

64	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	MARCH 31, 2020	65

Notes to Financial Statements (Cont.)

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Long-Term Real Return Fund	Daily	Monthly

PIMCO RealEstateRealReturn Strategy Fund	Quarterly	Quarterly

PIMCO Inflation Response Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio

66	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2020

investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments

ANNUAL REPORT	MARCH 31, 2020	67

Notes to Financial Statements (Cont.)

may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

68	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2020

used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The IRMA Fund may invest substantially all or a significant portion of its assets in Institutional Class or Class M shares of any Underlying PIMCO Funds and may also invest in other Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2020 (amounts in thousands†):

PIMCO Inflation Response Multi-Asset Fund
Underlying PIMCO Funds	Market Value 3/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$90,094	$904	$0	$0	$(8,995)	$82,003	$903	$0

PIMCO Short-Term Floating NAV Portfolio III	1,194	328,927	(321,700)	(10)	15	8,426	128	0

Totals	$91,288	$329,831	$(321,700)	$(10)	$(8,980)	$90,429	$1,031	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Long-Term Real Return Fund	$1,825	$562,500	$(518,101)	$(34)	$48	$46,238	$200	$0

PIMCO RealEstateRealReturn Strategy Fund	112,147	805,387	(909,401)	(9)	(6)	8,118	387	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

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Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships  (“MLPs”) are generally publicly traded entities that are organized as limited partnerships or limited liability companies and are treated as partnerships under the Internal Revenue Code. Currently, most MLPs operate in the energy and/or natural resources sectors. The only asset of an MLP is most commonly the ownership of the limited liability company or limited partnership known as the operating entity, which in turn owns subsidiaries and operating assets. The ownership of an MLP is split between the public and a sponsor. Interests in MLPs (“units”) are often traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, and are intended to receive cash distributions and to have no role in the operation and management of the entity. MLP cash distributions are not guaranteed and depend on each partnership’s or limited liability company’s ability to generate adequate cash flow. The partnership or operating agreements of MLPs determine how cash distributions will be made to general partners and limited partners or to managing members and members, as applicable.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities.

Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market.

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Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the

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Notes to Financial Statements (Cont.)

risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the

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possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. A Fund may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from

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Notes to Financial Statements (Cont.)

floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on

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whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

ANNUAL REPORT	MARCH 31, 2020	77

Notes to Financial Statements (Cont.)

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate,

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index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Long-Term Real Return Fund	PIMCO Real Estate Real Return Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

New/Small Fund	—	—	X

Allocation	—	—	X

Acquired Fund	—	—	X

Interest Rate	X	X	X

Call	X	X	X

Credit	X	X	X

High Yield	X	X	—

High Yield and Distressed Company	—	—	X

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

Derivatives	X	X	X

Commodity	X	—	X

Equity	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Foreign (Non-U.S.) Investment	X	X	X

Real Estate	—	X	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

Leveraging	X	X	X

Model	—	—	X

Management	X	X	X

Inflation-Indexed Security	X	—	—

Short Exposure	X	X	X

Tax	—	—	X

Subsidiary	—	—	X

Value Investing	—	—	X

Arbitrage	—	—	X

Convertible Securities	—	—	X

Small-Cap and Mid-Cap Company	—	—	X

Gold-Related	—	—	X

Exchange-Traded Fund	—	—	X

ANNUAL REPORT	MARCH 31, 2020	79

Notes to Financial Statements (Cont.)

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”)

are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC

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derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.

ANNUAL REPORT	MARCH 31, 2020	81

Notes to Financial Statements (Cont.)

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Gold-Related Risk  is the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more volatile than other types of investments due to changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track,

among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown

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weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

ANNUAL REPORT	MARCH 31, 2020	83

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A	Class C
PIMCO Long-Term Real Return Fund(1)	0.25%	0.25%	0.35%	N/A		0.25%	*	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%	0.25%	0.35%	0.45%	(2)	0.25%	*	0.40%	0.40%
PIMCO Inflation Response Multi-Asset Fund	0.44%	0.25%	0.35%	N/A		0.25%	*	0.45%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, effective October 1, 2019, to reduce its Investment Advisory Fee by 0.05% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

ANNUAL REPORT	MARCH 31, 2020	85

Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO RealEstateRealReturn Strategy Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2020, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2020, the amount was $771,456.

PIMCO Cayman Commodity Fund VII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2020, the amount was $1,063,871. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Long-Term Real Return Fund	$13,835	$708

PIMCO RealEstateRealReturn Strategy Fund	516	3,828

PIMCO Inflation Response Multi-Asset Fund	0	106

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such

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sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Long-Term Real Return Fund	$5,278,532	$5,486,317	$286,745	$135,264

PIMCO RealEstateRealReturn Strategy Fund	3,739,115	4,160,041	273,436	588,471

PIMCO Inflation Response Multi-Asset Fund	4,978,624	4,736,890	352,617	187,745

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Long-Term Real Return Fund				PIMCO RealEstateRealReturn Strategy Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	43,415	$385,796	171,461	$1,357,797	35,824	$257,114	35,574		$283,775

I-2	826	7,584	926	7,447	2,395	21,152	1,019		8,367

I-3	N/A	N/A	N/A	N/A	1,122	9,477	15	(a)	118	(a)

Class A	N/A	N/A	N/A	N/A	3,462	28,225	2,876		21,796

Class C	N/A	N/A	N/A	N/A	874	6,060	246		1,599
Issued as reinvestment of distributions

Institutional Class	9,239	81,547	869	7,130	5,936	54,618	4,975		43,386

I-2	72	634	46	375	261	2,345	140		1,200

I-3	N/A	N/A	N/A	N/A	18	163	0	(a)	2	(a)

Class A	N/A	N/A	N/A	N/A	1,115	9,189	732		5,769

Class C	N/A	N/A	N/A	N/A	304	2,119	258		1,743
Cost of shares redeemed

Institutional Class	(74,876)	(666,114)	(14,811)	(119,289)	(66,938)	(596,872)	(108,804)		(925,781)

I-2	(1,290)	(11,574)	(1,004)	(7,987)	(2,090)	(16,895)	(3,324)		(26,261)

I-3	N/A	N/A	N/A	N/A	(807)	(7,221)	(7	)(a)	(54	)(a)

Class A	N/A	N/A	N/A	N/A	(7,859)	(62,993)	(11,862)		(88,787)

Class C	N/A	N/A	N/A	N/A	(1,864)	(12,645)	(2,465)		(15,882)

Net increase (decrease) resulting from Fund share transactions	(22,614)	$(202,127)	157,487	$1,245,473	(28,247)	$(306,164)	(80,627)		$(689,010)

ANNUAL REPORT	MARCH 31, 2020	87

Notes to Financial Statements (Cont.)

	PIMCO Inflation Response Multi-Asset Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	30,923	$249,062	62,418	$508,224

I-2	275	2,195	656	5,602

I-3	N/A	N/A	N/A	N/A

Class A	10	79	54	441

Class C	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	2,653	21,521	11,600	91,706

I-2	41	330	202	1,582

I-3	N/A	N/A	N/A	N/A

Class A	10	80	74	580

Class C	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(29,201)	(229,345)	(79,596)	(662,232)

I-2	(509)	(3,893)	(265)	(2,154)

I-3	N/A	N/A	N/A	N/A

Class A	(337)	(2,711)	(286)	(2,316)

Class C	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	3,865	$37,318	(5,143)	$(58,567)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long-Term Real Return Fund	0	2	0%	86%

PIMCO RealEstateRealReturn Strategy Fund	0	2	0%	63%

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on August 1, 2011, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Inflation Response Multi-Asset Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on August 31, 2011, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 21.6% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

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16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by each Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2020	89

Notes to Financial Statements (Cont.)

March 31, 2020

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Long-Term Real Return Fund	$13,703	$17,214	$211,851	$(2)	$(77,121)	$0	$0

PIMCO RealEstateRealReturn Strategy Fund	0	47,159	(78,137)	0	0	0	(89,702)

PIMCO Inflation Response Multi-Asset Fund	0	0	(38,085)	0	(68,813)	0	(4,967)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, partnerships, treasury inflation protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term Real Return Fund*	$47,725	$29,396

PIMCO RealEstateRealReturn Strategy Fund	0	0

PIMCO Inflation Response Multi-Asset Fund*	26,109	42,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Long-Term Real Return Fund	$2,061,335	$262,937	$(51,150)	$211,787

PIMCO RealEstateRealReturn Strategy Fund	1,667,780	153,731	(231,830)	(78,099)

PIMCO Inflation Response Multi-Asset Fund	1,536,367	105,007	(143,136)	(38,129)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, straddle loss deferrals, treasury inflation protected securities (TIPS), unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, partnerships, sale/buyback transactions, and Lehman Securities.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Long-Term Real Return Fund	$82,195	$0	$0	$7,527	$0	$0

PIMCO RealEstateRealReturn Strategy Fund	70,002	0	0	53,503	0	0

PIMCO Inflation Response Multi-Asset Fund	22,501	0	0	90,462	0	3,739

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

90	PIMCO REAL RETURN STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (three of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, and for PIMCO Long-Term Real Return Fund and PIMCO RealEstateRealReturn Strategy Fund, the statements of cash flows for the year ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020, for PIMCO Long-Term Real Return Fund and PIMCO RealEstateRealReturn Strategy Fund, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	91

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	DEU	Deutsche Bank Securities, Inc.	MAC	Macquarie Bank Limited

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MBC	HSBC Bank Plc

BOM	Bank of Montreal	FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC

BOS	BofA Securities, Inc.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BPG	BNP Paribas Securities Corp.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

BRC	Barclays Bank PLC	GRE	NatWest Markets Securities Inc.	RYL	NatWest Markets Plc

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CLP	Chilean Peso	ILS	Israeli Shekel	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TRY	Turkish New Lira

COP	Colombian Peso	KRW	South Korean Won	TWD	Taiwanese Dollar

CZK	Czech Koruna	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand

EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

CBOT	Chicago Board of Trade

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CPTFEMU	Eurozone HICP ex-Tobacco Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NAPHTHACO	Naphtha (Platts) Crude Oil

BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	DWRTFT	Dow Jones Wilshire REIT Total Return Index	PIMCODB	PIMCO Custom Commodity Basket

BCOMGC	Bloomberg Gold Sub-Index	EBOBFUEL	Argus Eurobob Oxy Gasoline	S&P 500	Standard & Poor’s 500 Index

BRENT	Brent Crude	EURMARGIN	European Refined Margin	SLVRLND	London Silver Market Fixing Ltd.

CDX.EM	Credit Derivatives Index - Emerging Markets	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	TOPIX	Tokyo Price Index

CDX.HY	Credit Derivatives Index - High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSD	Ultra-Low Sulfur Diesel

CMBX	Commercial Mortgage-Backed Index	HOBR	Heating Oil Brent Crude	ULSDCO	Ultra-Low Sulfur Diesel Crude Oil

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMABFNC2	J.P. Morgan Custom Commodity Index	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BBR	Bank Bill Rate	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	NCUA	National Credit Union Administration	TELBOR	Tel Aviv Inter-Bank Offered Rate

CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	WTI	West Texas Intermediate

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	YOY	Year-Over-Year

DAC	Designated Activity Company	oz.	Ounce

92	PIMCO REAL RETURN STRATEGY FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Long-Term Real Return Fund	0%	0%	$82,195	$0

PIMCO RealEstateRealReturn Strategy Fund	0%	0%	26,825	0

PIMCO Inflation Response Multi-Asset Fund	0%	0%	19,315	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	93

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

94	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	95

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

96	PIMCO REAL RETURN STRATEGY FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	97

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

98	PIMCO REAL RETURN STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3006AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Short Asset Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions....Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned

2	PIMCO SHORT DURATION STRATEGY FUNDS

8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The PIMCO Government Money Market Fund operates as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940. Government money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost valuation method.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the

4	PIMCO SHORT DURATION STRATEGY FUNDS

value of certain instruments held by the Funds or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to the Funds.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. (These charges do not apply to the PIMCO Government Money Market Fund or the PIMCO Short Asset Investment Fund.) The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class M, I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class M, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class M	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Government Money Market Fund	01/27/09	05/13/16	01/27/09	05/14/09	—	05/13/16	05/14/09	05/14/09	Diversified
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	—	—	02/02/98	—	—	Diversified
PIMCO Low Duration ESG Fund	12/31/96	12/31/96	—	11/19/10	—	—	—	—	Diversified
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	12/21/15	05/31/12	04/27/18	05/31/12	05/31/12	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Funds (Cont.)

as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds, other than the PIMCO Government Money Market Fund, file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Government Money Market Fund

Institutional Class - PGYXX	Administrative Class - PGOXX
Class M - PGFXX	Class A - AMAXX
I-2 - PGPXX	Class C - AMGXX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Class M commenced operations.

Allocation Breakdown as of March 31, 2020†§

Repurchase Agreements	90.1%

U.S. Government Agencies	4.3%

Short-Term Notes	3.0%

U.S. Treasury Bills	2.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2020

	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Institutional Class	0.00%	0.54%	1.83%	1.07%	0.55%	0.51%
PIMCO Government Money Market Fund Class M	0.00%	0.54%	1.83%	1.06%	0.55%	0.51%
PIMCO Government Money Market Fund I-2	0.00%	0.48%	1.73%	0.98%	0.50%	0.47%
PIMCO Government Money Market Fund Administrative Class	0.00%	0.54%	1.83%	1.07%	0.55%	0.51%
PIMCO Government Money Market Fund Class A	0.00%	0.46%	1.68%	0.94%	0.48%	0.45%
PIMCO Government Money Market Fund Class C	0.00%	0.46%	1.68%	0.93%	0.48%	0.45%
FTSE 3-Month Treasury Bill Index			2.04%	1.12%	0.60%	0.55%♦
Lipper Institutional U.S. Government Money Markets Funds Average			1.61%	0.84%	0.43%	0.41%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class M shares. The prior Class M performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.18% for Institutional Class shares, 0.18% for Class M shares, 0.28% for I-2 shares, 0.18% for Administrative Class shares, 0.33% for Class A shares, and 0.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had greater exposure to high quality and short maturity assets during the reporting period.

»	The Fund’s weighted average maturity remained low over the reporting period, reducing its sensitivity to interest rate changes.

»	The Fund maintained its high level of collateralized repurchase agreement holdings to maintain a stable net asset value and liquidity profile.

ANNUAL REPORT	MARCH 31, 2020	7

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Short-Term Instruments‡	44.5%

U.S. Government Agencies	21.1%

U.S. Treasury Obligations	16.2%

Corporate Bonds & Notes	13.3%

Asset-Backed Securities	2.9%

Non-Agency Mortgage-Backed Securities	2.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	3.33%	1.84%	1.90%	4.17%
PIMCO Low Duration Fund II Administrative Class	3.08%	1.59%	1.64%	3.91%
ICE BofAML 1-3 Year U.S. Treasury Index	5.42%	1.85%	1.43%	3.75%
Lipper Short Investment Grade Debt Funds Average	0.12%	1.21%	1.63%	3.89%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, and 0.79% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in Agency mortgage-backed securities, particularly due to the associated carry, contributed to relative performance as total returns for these securities were positive.

»	Holdings of Treasury Inflation-Protected Securities detracted from performance, as breakeven rates decreased.

»	Holdings of investment grade corporate credit detracted from performance, as spreads widened.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration ESG Fund

Institutional Class - PLDIX	I-2 - PLUPX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	29.6%

U.S. Government Agencies	23.9%

Short-Term Instruments	22.5%

U.S. Treasury Obligations	13.2%

Sovereign Issues	5.5%

Non-Agency Mortgage-Backed Securities	2.0%

Asset-Backed Securities	1.7%

Municipal Bonds & Notes	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration ESG Fund Institutional Class	3.00%	1.53%	2.13%	3.85%
PIMCO Low Duration ESG Fund I-2	2.89%	1.43%	2.03%	3.74%
ICE BofAML 1-3 Year U.S. Treasury Index	5.42%	1.85%	1.43%	3.28%
Lipper Short Investment Grade Debt Funds Average	0.12%	1.21%	1.63%	3.23%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, and 0.62% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to headline Eurozone duration contributed to performance, as rates rallied.

»	Positions in Agency mortgage-backed securities, particularly due to the associated carry, contributed to relative performance, as total returns for these securities were positive.

»	Overweight exposure to U.S. duration contributed to performance, as rates rallied.

»	Holdings of Treasury Inflation-Protected Securities detracted from performance, as breakeven rates decreased.

»	Holdings of investment grade corporate credit detracted from performance, as spreads widened.

»	Short exposure to duration in select developed markets including the U.K. and Australia detracted from performance, as rates rallied.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	I-3 - PANDX
Class M - PAMSX	Administrative Class - PAIQX
I-2 - PAIPX	Class A - PAIAX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	42.9%

Short-Term Instruments‡	34.5%

Asset-Backed Securities	13.6%

U.S. Government Agencies	7.1%

Other	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	(0.15)%	1.36%	1.26%
PIMCO Short Asset Investment Fund Class M	(0.15)%	1.36%	1.26%
PIMCO Short Asset Investment Fund I-2	(0.24)%	1.25%	1.16%
PIMCO Short Asset Investment Fund I-3	(0.30)%	1.19%	1.09%
PIMCO Short Asset Investment Fund Administrative Class	(0.40)%	1.09%	1.00%
PIMCO Short Asset Investment Fund Class A	(0.49)%	1.00%	0.90%
PIMCO Short Asset Investment Fund Class A (adjusted)	(2.72)%	0.54%	0.61%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.73%
Lipper Ultra-Short Obligation Funds Average	0.21%	1.03%	0.87%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.38% for Institutional Class shares, 0.38% for Class M shares, 0.48% for I-2 shares, 0.58% for I-3 Shares, 0.63% for Administrative Class shares, and 0.73% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade credit detracted from performance, as spreads widened.

»	Select holdings of securitized credit detracted from performance, as securitized spreads widened.

10	PIMCO SHORT DURATION STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Government Money Market Fund
Institutional Class	$1,000.00	$1,006.90	$0.85	$1,000.00	$1,024.15	$0.86	0.17%
Class M	1,000.00	1,006.90	0.85	1,000.00	1,024.15	0.86	0.17
I-2	1,000.00	1,006.40	1.35	1,000.00	1,023.65	1.37	0.27
Administrative Class	1,000.00	1,006.90	0.85	1,000.00	1,024.15	0.86	0.17
Class A	1,000.00	1,006.20	1.61	1,000.00	1,023.40	1.62	0.32
Class C	1,000.00	1,006.10	1.60	1,000.00	1,023.40	1.62	0.32

PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$1,013.00	$2.52	$1,000.00	$1,022.50	$2.53	0.50%
Administrative Class	1,000.00	1,011.80	3.77	1,000.00	1,021.25	3.79	0.75

PIMCO Low Duration ESG Fund
Institutional Class	$1,000.00	$1,005.70	$2.56	$1,000.00	$1,022.45	$2.58	0.51%
I-2	1,000.00	1,005.20	3.06	1,000.00	1,021.95	3.08	0.61

ANNUAL REPORT	MARCH 31, 2020	11

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$985.20	$1.79	$1,000.00	$1,023.20	$1.82	0.36%
Class M	1,000.00	985.20	1.79	1,000.00	1,023.20	1.82	0.36
I-2	1,000.00	984.70	2.28	1,000.00	1,022.70	2.33	0.46
I-3	1,000.00	984.50	2.53	1,000.00	1,022.45	2.58	0.51
Administrative Class	1,000.00	983.90	3.03	1,000.00	1,021.95	3.08	0.61
Class A	1,000.00	983.50	3.52	1,000.00	1,021.45	3.59	0.71

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT DURATION STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML 1-3 Year U.S. Treasury Index

The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Government Money Market Fund
Institutional Class

03/31/2020	$1.00	$0.02	$0.00	$0.02	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class M

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)
I-2

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	0.00
Administrative Class

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
Class C

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)

PIMCO Low Duration Fund II
Institutional Class

03/31/2020	$9.68	$0.22	$0.10	$0.32	$(0.25)	$0.00	$0.00	$(0.25)

03/31/2019	9.67	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.75	0.13	(0.06)	0.07	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.73	0.13	0.07	0.20	(0.18)	0.00	0.00	(0.18)

03/31/2016	9.84	0.13	(0.07)	0.06	(0.17)	0.00	0.00	(0.17)
Administrative Class

03/31/2020	9.68	0.20	0.10	0.30	(0.23)	0.00	0.00	(0.23)

03/31/2019	9.67	0.20	0.01	0.21	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.75	0.11	(0.06)	0.05	(0.13)	0.00	0.00	(0.13)

03/31/2017	9.73	0.11	0.06	0.17	(0.15)	0.00	0.00	(0.15)

03/31/2016	9.84	0.10	(0.06)	0.04	(0.15)	0.00	0.00	(0.15)

14	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$1.00	1.83%	$571,748	0.17%		0.18%		0.17%		0.18%		1.76%		N/A

1.00	2.03	411,895	0.18		0.18		0.18		0.18		2.07		N/A

1.00	1.03	225,369	0.18		0.18		0.18		0.18		1.06		N/A

1.00	0.31	131,503	0.19	*	0.19	*	0.19	*	0.19	*	0.38	*	N/A

1.00	1.83	355,884	0.17		0.18		0.17		0.18		1.82		N/A

1.00	2.03	332,849	0.18		0.18		0.18		0.18		2.02		N/A

1.00	1.02	405,380	0.18		0.18		0.18		0.18		0.96		N/A

1.00	0.34	546,517	0.19		0.19		0.19		0.19		0.32		N/A

1.00	0.12	349,528	0.16		0.18		0.16		0.18		0.05		N/A

1.00	1.73	63,897	0.27		0.28		0.27		0.28		1.49		N/A

1.00	1.93	16,007	0.28		0.28		0.28		0.28		2.04		N/A

1.00	0.92	12,444	0.28		0.28		0.28		0.28		0.95		N/A

1.00	0.24	2,885	0.29		0.29		0.29		0.29		0.24		N/A

1.00	0.08	1,040	0.19		0.28		0.19		0.28		0.04		N/A

1.00	1.83	204,673	0.17		0.18		0.17		0.18		1.47		N/A

1.00	2.03	63,929	0.18		0.18		0.18		0.18		1.96		N/A

1.00	1.03	104,669	0.18		0.18		0.18		0.18		1.02		N/A

1.00	0.31	85,639	0.19	*	0.19	*	0.19	*	0.19	*	0.39	*	N/A

1.00	1.68	1,075,849	0.32		0.33		0.32		0.33		1.56		N/A

1.00	1.88	454,398	0.33		0.33		0.33		0.33		1.96		N/A

1.00	0.87	139,820	0.33		0.33		0.33		0.33		0.86		N/A

1.00	0.19	134,221	0.34		0.34		0.34		0.34		0.22		N/A

1.00	0.07	6,649	0.21		0.33		0.21		0.33		0.04		N/A

1.00	1.68	82,022	0.32		0.33		0.32		0.33		1.62		N/A

1.00	1.88	47,512	0.33		0.33		0.33		0.33		1.89		N/A

1.00	0.87	35,277	0.33		0.33		0.33		0.33		0.85		N/A

1.00	0.19	57,969	0.34		0.34		0.34		0.34		0.22		N/A

1.00	0.07	3,531	0.22		0.33		0.22		0.33		0.05		N/A

$9.75	3.33%	$399,558	0.53%		0.53%		0.50%		0.50%		2.31%		234%

9.68	2.49	365,472	0.54		0.54		0.50		0.50		2.31		522

9.67	0.72	365,528	0.50		0.50		0.50		0.50		1.37		701

9.75	2.03	321,426	0.54		0.54		0.50		0.50		1.34		491

9.73	0.66	340,320	0.54		0.54		0.50		0.50		1.29		282

9.75	3.08	9,973	0.78		0.78		0.75		0.75		2.06		234

9.68	2.24	9,567	0.79		0.79		0.75		0.75		2.06		522

9.67	0.46	9,071	0.75		0.75		0.75		0.75		1.11		701

9.75	1.77	9,055	0.79		0.79		0.75		0.75		1.10		491

9.73	0.41	10,037	0.79		0.79		0.75		0.75		1.03		282

ANNUAL REPORT	MARCH 31, 2020	15

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration ESG Fund
Institutional Class

03/31/2020	$9.45	$0.21	$0.07	$0.28	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2019	9.45	0.19	0.02	0.21	(0.21)	0.00	0.00	(0.21)

03/31/2018	9.48	0.09	(0.03)	0.06	(0.09)	0.00	0.00	(0.09)

03/31/2017	9.48	0.17	0.01	0.18	(0.15)	0.00	(0.03)	(0.18)

03/31/2016	9.69	0.17	(0.18)	(0.01)	(0.11)	0.00	(0.09)	(0.20)
I-2

03/31/2020	9.45	0.19	0.08	0.27	(0.21)	0.00	0.00	(0.21)

03/31/2019	9.45	0.18	0.02	0.20	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.48	0.08	(0.03)	0.05	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.48	0.16	0.01	0.17	(0.14)	0.00	(0.03)	(0.17)

03/31/2016	9.69	0.16	(0.18)	(0.02)	(0.10)	0.00	(0.09)	(0.19)

PIMCO Short Asset Investment Fund
Institutional Class

03/31/2020	$10.01	$0.24	$(0.25)	$(0.01)	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.17	0.03	0.20	(0.17)	(0.04)	0.00	(0.21)

03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)

03/31/2016	10.02	0.10	(0.02)	0.08	(0.10)	0.00	0.00	(0.10)
Class M

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.16	0.04	0.20	(0.17)	(0.04)	0.00	(0.21)

03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)

12/21/2015 - 03/31/2016	10.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
I-2

03/31/2020	10.01	0.23	(0.25)	(0.02)	(0.23)	0.00	0.00	(0.23)

03/31/2019	10.04	0.25	(0.03)	0.22	(0.24)	(0.01)	0.00	(0.25)

03/31/2018	10.05	0.16	0.03	0.19	(0.16)	(0.04)	0.00	(0.20)

03/31/2017	10.00	0.12	0.06	0.18	(0.13)	0.00	0.00	(0.13)

03/31/2016	10.02	0.10	(0.03)	0.07	(0.09)	0.00	0.00	(0.09)
I-3

03/31/2020	10.01	0.22	(0.25)	(0.03)	(0.22)	0.00	0.00	(0.22)

04/27/2018 - 03/31/2019	10.05	0.24	(0.05)	0.19	(0.22)	(0.01)	0.00	(0.23)
Administrative Class

03/31/2020	10.01	0.22	(0.26)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2019	10.04	0.23	(0.02)	0.21	(0.23)	(0.01)	0.00	(0.24)

03/31/2018	10.05	0.13	0.04	0.17	(0.14)	(0.04)	0.00	(0.18)

03/31/2017	10.00	0.12	0.04	0.16	(0.11)	0.00	0.00	(0.11)

03/31/2016	10.02	0.07	(0.02)	0.05	(0.07)	0.00	0.00	(0.07)
Class A

03/31/2020	10.01	0.20	(0.25)	(0.05)	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.04	0.22	(0.02)	0.20	(0.22)	(0.01)	0.00	(0.23)

03/31/2018	10.05	0.13	0.03	0.16	(0.13)	(0.04)	0.00	(0.17)

03/31/2017	10.00	0.10	0.05	0.15	(0.10)	0.00	0.00	(0.10)

03/31/2016	10.02	0.07	(0.03)	0.04	(0.06)	0.00	0.00	(0.06)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.51	3.00%	$174,941	0.58%		0.58%		0.50%		0.50%		2.25%		296%

9.45	2.28	200,150	0.52		0.52		0.50		0.50		1.98		492

9.45	0.61	152,255	0.50		0.50		0.50		0.50		0.99		456

9.48	1.89	127,164	0.55		0.55		0.50		0.50		1.81		455

9.48	(0.10)	165,419	0.52		0.52		0.50		0.50		1.79		257

9.51	2.89	115,117	0.68		0.68		0.60		0.60		2.03		296

9.45	2.18	48,685	0.62		0.62		0.60		0.60		1.88		492

9.45	0.51	37,748	0.60		0.60		0.60		0.60		0.90		456

9.48	1.79	35,142	0.65		0.65		0.60		0.60		1.68		455

9.48	(0.20)	33,327	0.62		0.62		0.60		0.60		1.65		257

$9.76	(0.15)%	$3,121,876	0.35%		0.36%		0.33%		0.34%		2.40%		89%

10.01	2.32	4,124,502	0.34		0.38		0.30		0.34		2.55		110

10.04	1.92	2,341,486	0.29		0.37		0.26		0.34		1.67		123

10.05	1.91	1,002,290	0.26		0.36		0.24		0.34		1.32		946

10.00	0.79	599,714	0.25		0.35		0.24		0.34		0.96		256

9.76	(0.15)	7,535	0.35		0.36		0.33		0.34		2.36		89

10.01	2.32	5,103	0.34		0.38		0.30		0.34		2.59		110

10.04	1.93	10	0.29		0.37		0.26		0.34		1.63		123

10.05	1.91	10	0.26		0.36		0.24		0.34		1.32		946

10.00	0.34	10	0.25	*	0.35	*	0.24	*	0.34	*	1.17	*	256

9.76	(0.24)	369,323	0.45		0.46		0.43		0.44		2.31		89

10.01	2.22	383,620	0.44		0.48		0.40		0.44		2.45		110

10.04	1.81	210,245	0.39		0.47		0.36		0.44		1.55		123

10.05	1.81	125,011	0.36		0.46		0.34		0.44		1.24		946

10.00	0.69	53,296	0.35		0.45		0.34		0.44		0.97		256

9.76	(0.30)	794	0.50		0.56		0.48		0.54		2.25		89

10.01	1.92	2,710	0.49	*	0.58	*	0.45	*	0.54	*	2.57	*	110

9.76	(0.40)	83,858	0.60		0.61		0.58		0.59		2.17		89

10.01	2.04	101,916	0.59		0.63		0.55		0.59		2.32		110

10.04	1.62	24,279	0.54		0.62		0.51		0.59		1.33		123

10.05	1.66	349,448	0.51		0.61		0.49		0.59		1.23		946

10.00	0.54	321	0.50		0.60		0.49		0.59		0.68		256

9.76	(0.49)	487,755	0.70		0.71		0.68		0.69		2.02		89

10.01	1.97	534,734	0.69		0.73		0.65		0.69		2.19		110

10.04	1.56	415,240	0.64		0.72		0.61		0.69		1.31		123

10.05	1.55	182,428	0.61		0.71		0.59		0.69		0.98		946

10.00	0.43	58,738	0.60		0.70		0.59		0.69		0.67		256

^ A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

* Annualized

(a) Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

(b) Per share amounts based on average number of shares outstanding during the year or period.

(c) The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial

Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	17

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Assets:

Investments, at value
Investments in securities*	$3,002,434	$494,120	$374,890	$3,197,281
Investments in Affiliates	0	27,568	0	1,035,185
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	49	88	139
Over the counter	0	116	1,202	0
Cash	0	0	1	73
Deposits with counterparty	1,290	1,124	1,759	9,334
Foreign currency, at value	0	0	690	0
Receivable for investments sold	0	20	62	9,560
Receivable for TBA investments sold	0	50,830	94,705	0
Receivable for Fund shares sold	25,718	179	263	27,666
Interest and/or dividends receivable	163	786	1,228	9,944
Dividends receivable from Affiliates	0	49	0	2,044
Total Assets	3,029,605	574,841	474,888	4,291,226

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$155,373
Payable for short sales	0	5,543	12,187	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	53	397	155
Over the counter	0	0	673	0
Payable for investments purchased	653,000	85,623	36,100	50,585
Payable for investments in Affiliates purchased	0	49	0	2,044
Payable for TBA investments purchased	0	72,225	125,411	0
Deposits from counterparty	0	898	775	0
Payable for Fund shares redeemed	21,895	713	9,140	10,242
Distributions payable	105	40	5	134
Overdraft due to custodian	146	0	0	0
Accrued investment advisory fees	226	82	65	772
Accrued supervisory and administrative fees	160	82	75	621
Accrued distribution fees	0	2	0	20
Accrued servicing fees	0	0	0	120
Accrued reimbursement to PIMCO	0	0	0	19
Other liabilities	0	0	2	0
Total Liabilities	675,532	165,310	184,830	220,085

Net Assets	$2,354,073	$409,531	$290,058	$4,071,141

Net Assets Consist of:

Paid in capital	$2,354,070	$418,595	$295,350	$4,210,093
Distributable earnings (accumulated loss)	3	(9,064)	(5,292)	(138,952)

Net Assets	$2,354,073	$409,531	$290,058	$4,071,141

Cost of investments in securities	$3,002,434	$491,397	$373,780	$3,277,412
Cost of investments in Affiliates	$0	$28,382	$0	$1,047,550
Cost of foreign currency held	$0	$0	$690	$0
Proceeds received on short sales	$0	$5,503	$12,064	$0
Cost or premiums of financial derivative instruments, net	$0	$(34)	$(76)	$89

* Includes repurchase agreements of:	$2,704,597	$204,765	$84,547	$142,500

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Net Assets:

Institutional Class	$571,748	$399,558	$174,941	$3,121,876
Class M	355,884	N/A	N/A	7,535
I-2	63,897	N/A	115,117	369,323
I-3	N/A	N/A	N/A	794
Administrative Class	204,673	9,973	N/A	83,858
Class A	1,075,849	N/A	N/A	487,755
Class C	82,022	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	571,749	40,997	18,403	319,980
Class M	355,884	N/A	N/A	772
I-2	63,897	N/A	12,110	37,855
I-3	N/A	N/A	N/A	81
Administrative Class	204,673	1,023	N/A	8,595
Class A	1,075,848	N/A	N/A	49,994
Class C	82,022	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$1.00	$9.75	$9.51	$9.76
Class M	1.00	N/A	N/A	9.76
I-2	1.00	N/A	9.51	9.76
I-3	N/A	N/A	N/A	9.76
Administrative Class	1.00	9.75	N/A	9.76
Class A	1.00	N/A	N/A	9.76
Class C	1.00	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	MARCH 31, 2020	19

Statements of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Investment Income:

Interest, net of foreign taxes*	$36,398	$9,720	$7,706	$96,213
Dividends from Investments in Affiliates	0	1,349	0	35,605
Total Income	36,398	11,069	7,706	131,818

Expenses:

Investment advisory fees	2,317	973	688	9,569
Supervisory and administrative fees	2,512	973	768	7,631
Distribution and/or servicing fees - Administrative Class	0	25	N/A	153
Servicing fees - Class A	0	N/A	N/A	1,318
Trustee fees	9	2	2	28
Interest expense	2	116	208	1,184
Miscellaneous expense	2	0	0	234
Total Expenses	4,842	2,089	1,666	20,117
Waiver and/or Reimbursement by PIMCO	(135)	0	0	(539)
Net Expenses	4,707	2,089	1,666	19,578

Net Investment Income (Loss)	31,691	8,980	6,040	112,240

Net Realized Gain (Loss):

Investments in securities	188	1,276	1,112	747
Investments in Affiliates	0	(94)	0	(22,439)
Exchange-traded or centrally cleared financial derivative instruments	0	(1,014)	(1,685)	(5,765)
Over the counter financial derivative instruments	0	187	351	3
Short sales	0	0	0	(230)
Foreign currency	0	0	(227)	0

Net Realized Gain (Loss)	188	355	(449)	(27,684)

Investments in securities	0	(96)	(93)	(81,623)
Investments in Affiliates	0	(538)	0	(8,523)
Exchange-traded or centrally cleared financial derivative instruments	0	4,141	1,605	(4,098)
Over the counter financial derivative instruments	0	(149)	324	0
Foreign currency assets and liabilities	0	0	1	0

Net Change in Unrealized Appreciation (Depreciation)	0	3,358	1,837	(94,244)

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,879	$12,693	$7,428	$(9,688)

* Foreign tax withholdings	$0	$0	$4	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration ESG Fund			PIMCO Short Asset Investment Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$31,691	$19,481	$8,980	$8,473	$6,040	$4,191		$112,240	$98,133
Net realized gain (loss)	188	45	355	(1,339)	(449)	(2,120)		(27,684)	(6,743)
Net change in unrealized appreciation (depreciation)	0	0	3,358	1,712	1,837	2,878		(94,244)	(5,119)

Net Increase (Decrease) in Net Assets Resulting from Operations	31,879	19,526	12,693	8,846	7,428	4,949		(9,688)	86,271

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(8,462)	(4,710)	(9,733)	(8,505)	(4,550)	(3,897)		(91,212)	(81,971)
Class M	(5,959)	(7,430)	N/A	N/A	N/A	N/A		(127)	(114)
I-2	(338)	(216)	N/A	N/A	(1,681)	(971)		(9,360)	(7,771)
I-3	N/A	N/A	N/A	N/A	N/A	N/A		(20)	(22	)(a)
Administrative Class	(3,157)	(1,590)	(227)	(195)	N/A	(16	)(b)	(1,321)	(2,083)
Class A	(13,280)	(4,816)	N/A	N/A	N/A	N/A		(10,654)	(10,665)
Class C	(680)	(759)	N/A	N/A	N/A	N/A		N/A	N/A

Total Distributions(c)	(31,876)	(19,521)	(9,960)	(8,700)	(6,231)	(4,884)		(112,694)	(102,626)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,027,480	403,626	31,759	294	40,026	56,376		(959,062)	2,177,680

Total Increase (Decrease) in Net Assets	1,027,483	403,631	34,492	440	41,223	56,441		(1,081,444)	2,161,325

Net Assets:

Beginning of year	1,326,590	922,959	375,039	374,599	248,835	192,394		5,152,585	2,991,260
End of year	$2,354,073	$1,326,590	$409,531	$375,039	$290,058	$248,835		$4,071,141	$5,152,585

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	21

Schedule of Investments PIMCO Government Money Market Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.5%

U.S. GOVERNMENT AGENCIES 5.5%

Freddie Mac
0.130% due 06/04/2021 •	$130,000	$129,706

Total U.S. Government Agencies (Cost $129,706)		129,706

SHORT-TERM INSTRUMENTS 122.0%

REPURCHASE AGREEMENTS (c) 114.9%
		2,704,597

SHORT-TERM NOTES 3.8%

U.S. Treasury Floating Rate Notes
0.239% due 01/31/2022 •	50,000	49,993

U.S. Treasury Notes
2.750% due 09/30/2020	40,000	40,226

		90,219

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 3.3%

U.S. Treasury Bills
0.764% due 04/16/2020 - 06/04/2020 (a)(b)	$78,000	$77,912

Total Short-Term Instruments (Cost $2,872,728)		2,872,728

Total Investments in Securities (Cost $3,002,434)		3,002,434

Total Investments 127.5% (Cost $3,002,434)		$3,002,434

Other Assets and Liabilities, net (27.5)%		(648,361)

Net Assets 100.0%		$2,354,073

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	0.000%	04/01/2020	04/06/2020	$200,000	U.S. Treasury Bonds 3.000% due 05/15/2045	$(201,147)	$200,000	$200,000
	0.050	03/30/2020	04/01/2020	200,000	U.S. Treasury Bonds 3.125% due 08/15/2044	(201,176)	200,000	200,001
BOS	0.000	04/01/2020	04/02/2020	253,000	U.S. Treasury Bonds 4.250% - 4.500% due 05/15/2039 - 08/15/2039	(261,247)	253,000	253,000
	0.020	03/31/2020	04/01/2020	200,000	U.S. Treasury Bonds 2.875% - 4.375% due 02/15/2038 - 05/15/2049	(204,056)	200,000	200,000
BPS	0.000	03/31/2020	04/01/2020	51,200	Ginnie Mae 4.000% due 02/20/2049	(52,885)	51,200	51,200
BRC	0.000	03/31/2020	04/01/2020	75,000	U.S. Treasury Bonds 3.125% due 02/15/2043	(76,608)	75,000	75,000
BSN	0.000	03/31/2020	04/01/2020	115,100	U.S. Treasury Notes 2.500% due 05/15/2024	(117,604)	115,100	115,100
FICC	0.000	03/31/2020	04/01/2020	177,297	U.S. Treasury Notes 2.875% due 10/15/2021	(180,848)	177,297	177,297
GSC	0.000	03/31/2020	04/01/2020	44,800	Fannie Mae 4.500% due 09/01/2048	(46,186)	44,800	44,800
IND	0.000	03/31/2020	04/01/2020	54,200	U.S. Treasury Notes 2.125% due 12/31/2022	(55,347)	54,200	54,200
JPS	0.000	03/31/2020	04/01/2020	81,700	U.S. Treasury Notes 2.250% due 03/31/2021	(83,424)	81,700	81,700
	0.000	04/01/2020	04/02/2020	200,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(205,727)	200,000	200,000
MBC	0.000	03/31/2020	04/01/2020	547,700	U.S. Treasury Bonds 2.250% due 08/15/2046	(120,691)	547,700	547,700
					U.S. Treasury Notes 0.625% - 3.125% due 10/31/2020 - 03/31/2027	(445,986)
NXN	0.000	03/31/2020	04/01/2020	100,000	U.S. Treasury Bonds 2.875% due 08/15/2045	(102,583)	100,000	100,000
RDR	0.000	03/31/2020	04/01/2020	99,700	U.S. Treasury Notes 2.000% due 11/15/2026	(101,978)	99,700	99,700
SGY	0.000	03/31/2020	04/01/2020	228,700	U.S. Treasury Notes 1.500% due 11/30/2024	(233,448)	228,700	228,700
TDM	0.000	03/31/2020	04/01/2020	76,200	U.S. Treasury Bonds 2.250% - 3.000% due 05/15/2047 - 08/15/2049	(78,522)	76,200	76,200

Total Repurchase Agreements						$(2,769,463)	$2,704,597	$2,704,598

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
AZD	$400,001	$0	$0	$400,001	$(401,033)	$(1,032)
BOS	453,000	0	0	453,000	(465,303)	(12,303)
BPS	51,200	0	0	51,200	(52,885)	(1,685)
BRC	75,000	0	0	75,000	(76,608)	(1,608)
BSN	115,100	0	0	115,100	(117,604)	(2,504)
FICC	177,297	0	0	177,297	(180,848)	(3,551)
GSC	44,800	0	0	44,800	(46,186)	(1,386)
IND	54,200	0	0	54,200	(55,347)	(1,147)
JPS	281,700	0	0	281,700	(289,151)	(7,451)
MBC	547,700	0	0	547,700	(566,677)	(18,977)
NXN	100,000	0	0	100,000	(102,583)	(2,583)
RDR	99,700	0	0	99,700	(101,978)	(2,278)
SGY	228,700	0	0	228,700	(233,448)	(4,748)
TDM	76,200	0	0	76,200	(78,522)	(2,322)

Total Borrowings and Other Financing Transactions	$2,704,598	$0	$0

Cash of $1,290 has been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(250) at a weighted average interest rate of 1.647%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
U.S. Government Agencies	$0	$129,706	$0	$129,706
Short-Term Instruments
Repurchase Agreements	0	2,704,597	0	2,704,597
Short-Term Notes	0	90,219	0	90,219
U.S. Treasury Bills	0	77,912	0	77,912

Total Investments	$0	$3,002,434	$0	$3,002,434

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Schedule of Investments PIMCO Low Duration Fund II

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.7%

CORPORATE BONDS & NOTES 16.9%

BANKING & FINANCE 8.4%

AIG Global Funding
1.676% (US0003M + 0.460%) due 06/25/2021 ~	$900	$892

American Express Co.
3.700% due 11/05/2021	900	929

American Express Credit Corp.
2.375% due 05/26/2020	2,900	2,900

American Honda Finance Corp.
2.142% (US0003M + 0.450%) due 02/15/2022 ~	400	384

Aviation Capital Group LLC
2.530% (US0003M + 0.950%) due 06/01/2021 ~	900	859

Bank of America Corp.
2.083% (US0003M + 0.650%) due 10/01/2021 ~	1,100	1,075

Capital One Financial Corp.
3.450% due 04/30/2021	1,000	1,002

Charles Schwab Corp.
2.650% due 01/25/2023	600	609

Citibank N.A.
2.376% (US0003M + 0.570%) due 07/23/2021 ~	1,000	983
3.050% due 05/01/2020	1,400	1,399

Citigroup, Inc.
2.754% (US0003M + 0.960%) due 04/25/2022 ~	300	294

Goldman Sachs Group, Inc.
1.941% (US0003M + 1.200%) due 09/15/2020 ~	700	700
2.433% (US0003M + 0.750%) due 02/23/2023 ~	500	480
3.154% (US0003M + 1.360%) due 04/23/2021 ~	600	596
3.213% (US0003M + 1.600%) due 11/29/2023 ~	100	98

Intercontinental Exchange, Inc.
2.350% due 09/15/2022	1,100	1,101

Jackson National Life Global Funding
2.100% due 10/25/2021	2,000	1,989

JPMorgan Chase & Co.
2.400% due 06/07/2021	800	804

JPMorgan Chase Bank N.A.
2.134% (US0003M + 0.340%) due 04/26/2021 ~	2,000	1,949

Morgan Stanley
2.500% due 04/21/2021	1,200	1,200

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	1,400	1,375
2.650% due 07/13/2022	800	774

PNC Bank N.A.
2.252% (US0003M + 0.450%) due 07/22/2022 ~	500	485

Private Export Funding Corp.
2.650% due 02/16/2021	1,400	1,430

Public Storage
2.370% due 09/15/2022	1,100	1,088

Regions Bank
2.207% (US0003M + 0.500%) due 08/13/2021 ~	900	876

Simon Property Group LP
2.750% due 06/01/2023	300	296

State Street Corp.
2.592% (US0003M + 0.900%) due 08/18/2020 ~	1,800	1,790

U.S. Bank N.A.
2.051% (US0003M + 0.250%) due 07/24/2020 ~	900	898
2.114% (US0003M + 0.320%) due 04/26/2021 ~	1,100	1,084

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.050% due 07/24/2020	$900	$902
3.150% due 04/26/2021	1,500	1,513

Wells Fargo & Co.
2.100% due 07/26/2021	600	600

Wells Fargo Bank N.A.
2.258% (US0003M + 0.620%) due 05/27/2022 ~	1,100	1,085

		34,439

INDUSTRIALS 6.6%

AbbVie, Inc.
2.300% due 05/14/2021	1,100	1,097
2.900% due 11/06/2022	1,300	1,317
3.200% due 11/06/2022	1,000	1,023

Bayer U.S. Finance LLC
1.846% (US0003M + 0.630%) due 06/25/2021 ~	1,100	1,065
2.750% due 07/15/2021	1,100	1,089

BMW U.S. Capital LLC
3.100% due 04/12/2021	900	896

Cigna Corp.
3.400% due 09/17/2021	1,100	1,117

Crown Castle Towers LLC
3.222% due 05/15/2042	800	800

Daimler Finance North America LLC
2.143% (US0003M + 0.430%) due 02/12/2021 ~	1,100	1,061
2.550% due 08/15/2022	1,000	960
2.592% (US0003M + 0.900%) due 02/15/2022 ~	1,200	1,113

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	1,705	1,803

ERAC USA Finance LLC
4.500% due 08/16/2021	800	816

Komatsu Finance America, Inc.
2.118% due 09/11/2020	1,000	999

Oracle Corp.
1.900% due 09/15/2021	1,400	1,406

Phillips 66
2.247% (US0003M + 0.600%) due 02/26/2021 ~	1,100	1,029

QUALCOMM, Inc.
3.000% due 05/20/2022	1,000	1,021

Ryder System, Inc.
2.500% due 09/01/2022	800	754

Southern Co.
2.350% due 07/01/2021	1,000	1,003

UnitedHealth Group, Inc.
2.700% due 07/15/2020	700	700

Volkswagen Group of America Finance LLC
2.477% (US0003M + 0.770%) due 11/13/2020 ~	1,800	1,777
2.653% (US0003M + 0.940%) due 11/12/2021 ~	1,100	1,077
3.875% due 11/13/2020	1,100	1,097
4.000% due 11/12/2021	1,800	1,782

		26,802

UTILITIES 1.9%

AEP Texas, Inc.
2.400% due 10/01/2022	300	302

AT&T, Inc.
2.781% (US0003M + 0.950%) due 07/15/2021 ~	1,000	982

BP Capital Markets America, Inc.
4.500% due 10/01/2020	400	400

Duke Energy Progress LLC
1.179% (US0003M + 0.180%) due 09/08/2020 ~	1,200	1,177

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	1,000	984
2.403% due 09/01/2021	800	799

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Power Co.
5.375% due 10/01/2021	$300	$314

Public Service Co. of Oklahoma
4.400% due 02/01/2021	1,150	1,177

Virginia Electric & Power Co.
2.750% due 03/15/2023	1,800	1,815

		7,950

Total Corporate Bonds & Notes (Cost $69,775)		69,191

U.S. GOVERNMENT AGENCIES 26.9%

Fannie Mae
1.397% due 10/25/2030 •	14	14
3.253% due 07/01/2042 •	54	54
3.303% due 09/01/2041 •	166	164
3.407% due 01/01/2035 •	37	37
3.453% due 08/01/2030 •	40	39
3.574% due 07/01/2035 •	7	7
3.605% due 12/01/2034 •	106	106
3.750% due 01/01/2024 •	17	17
4.000% due 01/25/2033	13	14
4.230% due 05/01/2038 •	260	263
4.349% due 11/01/2034 •	170	174
4.420% due 09/01/2028 •	11	11
4.500% due 01/01/2036	164	170
4.921% due 06/01/2035 •	150	152
5.262% due 12/25/2042 ~	51	56
5.303% due 01/25/2040 •(a)	1,449	269
8.000% due 11/25/2023	10	11

Freddie Mac
0.000% due 05/15/2037 (b)(c)	251	245
1.255% due 07/15/2041 •	630	628
1.425% due 05/15/2037 •	252	253
2.000% due 11/15/2026	904	922
2.055% due 12/15/2042 •	893	889
3.189% due 02/25/2045 •	397	389
4.000% due 08/01/2048	5,826	6,306
4.411% due 07/01/2035 •	36	36
5.745% due 04/15/2037 •(a)	1,227	258
6.500% due 07/25/2043	400	494
8.500% due 06/01/2025	1	1
8.553% due 08/15/2044 •	732	930

Ginnie Mae
2.162% due 07/20/2067 •	2,769	2,740
2.194% due 06/20/2065 •	530	523
2.262% due 03/20/2065 •	1,551	1,525
2.292% due 03/20/2065 •	1,646	1,623
2.432% due 10/20/2066 •	1,095	1,084
2.462% due 05/20/2066 •	647	641
2.512% due 04/20/2066 •	1,238	1,229
2.562% due 04/20/2066 •	1,092	1,086
2.916% due 09/20/2067 •	2,365	2,373
3.125% (H15T1Y + 1.500%) due 10/20/2025 ~	67	70
3.250% (H15T1Y + 1.500%) due 07/20/2023 - 07/20/2025 ~	55	56
3.250% due 07/20/2030 •	36	38
3.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2025 ~	35	36
3.875% due 04/20/2027 - 05/20/2027 •	56	57
4.000% due 06/20/2047	1,526	1,644
4.500% due 08/20/2048 - 02/20/2049	9,134	9,714
5.000% due 01/20/2049 - 09/20/2049	4,776	5,119

Ginnie Mae, TBA
4.000% due 04/01/2050	100	106
4.500% due 05/01/2050	1,000	1,062
5.000% due 04/01/2050	13,800	14,675

Uniform Mortgage-Backed Security
3.500% due 04/01/2045 - 11/01/2047	12,989	13,919
4.000% due 06/01/2048 - 10/01/2048	19,704	21,062
4.500% due 04/01/2024 - 06/01/2048	4,927	5,310
6.000% due 11/01/2022	4	4

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050	$11,000	$11,353

Total U.S. Government Agencies (Cost $106,825)		109,958

U.S. TREASURY OBLIGATIONS 20.6%

U.S. Treasury Bonds
2.500% due 02/15/2045	3,200	3,997

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022	32,985	32,519
0.125% due 01/15/2023	7,599	7,506
0.250% due 07/15/2029	3,126	3,250
0.375% due 07/15/2023	16,404	16,504
0.500% due 04/15/2024	614	623
0.625% due 04/15/2023	13,604	13,709
0.875% due 01/15/2029	5,925	6,445

Total U.S. Treasury Obligations (Cost $83,709)		84,553

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.6%

American Home Mortgage Investment Trust
3.322% due 10/25/2034 •	3	3
3.533% due 02/25/2045 •	52	50

Banc of America Funding Trust
4.411% due 05/25/2035 ~	271	255

Bear Stearns Adjustable Rate Mortgage Trust
3.755% due 02/25/2033 ~	6	5
4.002% due 02/25/2033 ~	2	2
4.103% due 01/25/2034 ~	43	42
4.189% due 02/25/2036 ^~	17	15

Bear Stearns ALT-A Trust
3.882% due 05/25/2035 ~	218	197

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •	40	38
4.550% due 09/25/2035 •	37	34

Countrywide Home Loan Mortgage Pass-Through Trust
3.744% due 02/20/2035 ~	42	39
3.793% due 02/20/2036 ^•	304	262
3.826% due 11/25/2034 ~	60	54

Credit Suisse First Boston Mortgage Securities Corp.
2.383% due 03/25/2032 ~	25	21
5.219% due 06/25/2032 ~	2	2

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029	900	897

GS Mortgage Securities Trust
3.206% due 02/10/2048	1,964	2,027

GSR Mortgage Loan Trust
3.680% due 06/25/2034 ~	291	256
4.098% due 09/25/2035 ~	248	235

HomeBanc Mortgage Trust
1.187% due 07/25/2035 •	432	424

Impac CMB Trust
1.647% due 02/25/2036 •	685	578

JPMorgan Mortgage Trust
4.251% due 04/25/2035 ~	267	266

MASTR Adjustable Rate Mortgages Trust
4.684% due 11/21/2034 ~	394	376

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.565% due 08/15/2032 •	872	756

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
3.732% due 02/25/2035 ~	$105	$92

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048	1,914	1,969

Prime Mortgage Trust
1.347% due 02/25/2034 •	20	19

RBSSP Resecuritization Trust
3.743% due 12/25/2035 ~	140	138

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •	64	58
1.207% due 03/25/2037 •	199	114
1.410% due 09/19/2032 •	36	33
1.673% due 05/19/2035 •	906	775
6.112% due 06/25/2029 ~	36	32

WaMu Mortgage Pass-Through Certificates Trust
1.217% due 12/25/2045 •	67	60
1.237% due 10/25/2045 •	47	43
2.167% due 07/25/2045 •	62	51
3.036% due 01/25/2046 •	311	285
3.366% due 06/25/2042 •	19	16

Total Non-Agency Mortgage-Backed Securities (Cost $10,938)		10,519

ASSET-BACKED SECURITIES 3.7%

Asset-Backed Securities Corp. Home Equity Loan Trust
1.950% due 08/15/2033 •	389	359
2.355% due 03/15/2032 •	126	122

Bear Stearns Asset-Backed Securities Trust
1.947% due 10/25/2037 •	162	158

CarMax Auto Owner Trust
2.730% due 08/16/2021	92	92

Chesapeake Funding LLC
1.075% due 08/15/2030 •	965	947
3.230% due 08/15/2030	708	710

Credit-Based Asset Servicing & Securitization Trust
1.007% due 11/25/2036 •	15	7

Discover Card Execution Note Trust
1.900% due 10/17/2022	900	900

Drive Auto Receivables Trust
0.985% due 03/15/2022 •	4	4
2.930% due 03/15/2022	4	4

Edsouth Indenture LLC
2.777% due 09/25/2040 •	255	252

Ford Credit Floorplan Master Owner Trust
0.985% due 05/15/2023 •	1,500	1,462
2.840% due 03/15/2024	900	892

Fremont Home Loan Trust
1.007% due 01/25/2037 •	8	4

GMF Floorplan Owner Revolving Trust
1.085% due 03/15/2023 •	1,800	1,763
3.130% due 03/15/2023	1,800	1,800

GSAMP Trust
1.017% due 12/25/2036 •	54	27

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	1,043	1,043

HSI Asset Loan Obligation Trust
1.687% due 12/25/2036 •	88	32

MMAF Equipment Finance LLC
2.920% due 07/12/2021	206	206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Private Education Loan Trust
1.055% due 12/15/2059 •	$68	$68

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.027% due 03/25/2035 •	305	303

Securitized Asset-Backed Receivables LLC Trust
1.007% due 12/25/2036 ^•	92	25

SLC Student Loan Trust
0.841% due 09/15/2026 •	182	182

SLM Student Loan Trust
1.211% due 12/15/2027 •	314	312
1.884% due 10/25/2024 •	38	38
1.914% due 01/25/2027 •	666	654

SMB Private Education Loan Trust
1.055% due 03/16/2026 •	77	76

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028	1,038	1,009

SoFi Professional Loan Program LLC
2.390% due 02/25/2042	579	580

Structured Asset Investment Loan Trust
1.922% due 10/25/2033 •	51	50

Towd Point Mortgage Trust
3.000% due 11/25/2059 ~	1,061	1,053

Total Asset-Backed Securities (Cost $15,385)		15,134

SHORT-TERM INSTRUMENTS 50.0%

REPURCHASE AGREEMENTS (e) 50.0%
		204,765

Total Short-Term Instruments (Cost $204,765)		204,765

Total Investments in Securities (Cost $491,397)		494,120

	SHARES
INVESTMENTS IN AFFILIATES 6.7%

SHORT-TERM INSTRUMENTS 6.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.7%

PIMCO Short Asset Portfolio	2,827,299	27,450

PIMCO Short-Term Floating NAV Portfolio III	11,941	118

Total Short-Term Instruments (Cost $28,382)		27,568

Total Investments in Affiliates (Cost $28,382)		27,568

Total Investments 127.4% (Cost $519,779)		$521,688

Financial Derivative Instruments (f)(g) 0.0% (Cost or Premiums, net $(34))		112

Other Assets and Liabilities, net (27.4)%		(112,269)

Net Assets 100.0%		$409,531

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

(a)	Security is an Interest Only (“IO”) or IO Strip..
(b)	Principal only security.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	03/31/2020	04/01/2020	$4,765	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(4,862)	$4,765	$4,765
JPS	0.010	03/31/2020	04/01/2020	70,200	U.S. Treasury Bonds 3.000% due 11/15/2044	(71,670)	70,200	70,200
	0.000	04/01/2020	04/02/2020	85,400	U.S. Treasury Bonds 3.000% due 11/15/2044	(87,845)	85,400	85,400
SAL	0.000	03/31/2020	04/01/2020	44,400	U.S. Treasury Notes 2.250% due 11/15/2025	(45,344)	44,400	44,400

Total Repurchase Agreements						$(209,721)	$204,765	$204,765

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.4)%
Uniform Mortgage-Backed Security, TBA	3.500%	04/01/2050	$800	$(826)	$(846)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	4,400	(4,677)	(4,697)

Total Short Sales (1.4)%				$(5,503)	$(5,543)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$4,765	$0	$0	$4,765	$(4,862)	$(97)
JPS	155,600	0	0	155,600	(159,515)	(3,915)
SAL	44,400	0	0	44,400	(45,344)	(944)

Total Borrowings and Other Financing Transactions	$204,765	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(4,016) at a weighted average interest rate of 2.567%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	538	$118,566	$1,857	$0	$(17)
U.S. Treasury 5-Year Note June Futures	06/2020	768	96,276	2,956	0	(36)

				$4,813	$0	$(53)

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	349	$(48,402)	$(2,146)	$49	$0

Total Futures Contracts				$2,667	$49	$(53)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$49	$0	$49	$0		$(53)	$0	$(53)

Cash of $1,124 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
GST	CDX.MCDX-25 5-Year Index	1.000%	Quarterly	12/20/2020	$18,600	$(34)	$150	$116	$0

Total Swap Agreements						$(34)	$150	$116	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
GST	$0	$0	$116	$116	$0	$0	$0	$0	$116	$(270)	$(154)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$49	$49

Over the counter
Swap Agreements	$0	$116	$0	$0	$0	$116

	$0	$116	$0	$0	$49	$165

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$53	$53

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	0	0	0	0	36	36
Futures	0	0	0	0	322	322
Swap Agreements	0	(130)	0	0	(1,233)	(1,363)

	$0	$(130)	$0	$0	$(884)	$(1,014)

Over the counter
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Swap Agreements	0	189	0	0	0	189

	$0	$189	$0	$0	$(2)	$187

	$0	$59	$0	$0	$(886)	$(827)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(11)	$(11)
Futures	0	0	0	0	3,475	3,475
Swap Agreements	0	132	0	0	545	677

	$0	$132	$0	$0	$4,009	$4,141

Over the counter
Purchased Options	$0	$0	$0	$0	$0	$0
Swap Agreements	0	(149)	0	0	0	(149)

	$0	$(149)	$0	$0	$0	$(149)

	$0	$(17)	$0	$0	$4,009	$3,992

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$34,439	$0	$34,439
Industrials	0	26,802	0	26,802
Utilities	0	7,950	0	7,950
U.S. Government Agencies	0	109,958	0	109,958
U.S. Treasury Obligations	0	84,553	0	84,553
Non-Agency Mortgage-Backed Securities	0	10,519	0	10,519
Asset-Backed Securities	0	15,134	0	15,134
Short-Term Instruments
Repurchase Agreements	0	204,765	0	204,765

	$0	$494,120	$0	$494,120

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$27,568	$0	$0	$27,568

Total Investments	$27,568	$494,120	$0	$521,688

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,543)	$0	$(5,543)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	49	0	0	49
Over the counter	0	116	0	116

	$49	$116	$0	$165

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(53)	$0	$0	$(53)

Total Financial Derivative Instruments	$(4)	$116	$0	$112

Totals	$27,564	$488,693	$0	$516,257

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO Low Duration ESG Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.2%

CORPORATE BONDS & NOTES 38.3%

BANKING & FINANCE 27.5%

ABN AMRO Bank NV
0.750% due 06/09/2020	EUR	400	$441

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		$2,300	2,058

AerCap Ireland Capital DAC
4.625% due 10/30/2020		700	679

Alexandria Real Estate Equities, Inc.
4.000% due 01/15/2024		1,200	1,228

American Express Co.
2.217% (US0003M + 0.525%) due 05/17/2021 ~		1,000	973
2.341% (US0003M + 0.600%) due 11/05/2021 ~		600	591
3.700% due 11/05/2021		600	619

American Tower Corp.
2.800% due 06/01/2020		1,500	1,488

Asian Development Bank
1.875% due 08/10/2022		800	827

Australia & New Zealand Banking Group Ltd.
0.625% due 02/21/2023	EUR	400	435

Aviation Capital Group LLC
2.875% due 01/20/2022		$600	543

Banco Santander Chile
2.700% due 01/10/2025		1,400	1,350

Bank of America Corp.
3.499% due 05/17/2022 •		1,900	1,923

Bank of Nova Scotia
2.375% due 01/18/2023		1,200	1,209

Barclays PLC
0.625% due 11/14/2023 •	EUR	900	943
3.122% (US0003M + 1.430%) due 02/15/2023 ~		$700	659
4.610% due 02/15/2023 •		800	815

BBVA USA
1.498% (US0003M + 0.730%) due 06/11/2021 ~		500	485

BNG Bank NV
2.125% due 12/14/2020		3,000	3,030

Citibank N.A.
3.050% due 05/01/2020		300	300

Citigroup, Inc.
2.484% (US0003M + 0.690%) due 10/27/2022 ~		600	568
3.142% due 01/24/2023 •		600	608

Cooperatieve Rabobank UA
2.224% (US0003M + 0.430%) due 04/26/2021 ~		1,300	1,242
3.125% due 04/26/2021		1,300	1,310

Credit Agricole S.A.
2.821% (US0003M + 1.020%) due 04/24/2023 ~		1,900	1,804

Dexia Credit Local S.A.
2.500% due 01/25/2021		1,400	1,418

Equitable Holdings, Inc.
3.900% due 04/20/2023		1,200	1,197

European Bank for Reconstruction & Development
1.625% due 09/27/2024		2,800	2,926

Goldman Sachs Group, Inc.
3.154% (US0003M + 1.360%) due 04/23/2021 ~		500	497
6.000% due 06/15/2020		400	402

Host Hotels & Resorts LP
3.375% due 12/15/2029		700	592

HSBC France S.A.
0.625% due 12/03/2020	EUR	900	993

HSBC Holdings PLC
3.033% due 11/22/2023 •		$700	696

ING Bank NV
0.750% due 11/24/2020	EUR	400	442

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Bank for Reconstruction & Development
2.250% due 01/17/2023	CAD	2,800	$2,070

International Lease Finance Corp.
8.250% due 12/15/2020		$500	497

JPMorgan Chase Bank N.A.
2.134% (US0003M + 0.340%) due 04/26/2021 ~		1,800	1,754
3.086% due 04/26/2021 •		800	800

KEB Hana Bank
3.375% due 01/30/2022		2,100	2,175

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		4,400	4,559

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		800	789

Macquarie Bank Ltd.
2.915% (US0003M + 1.120%) due 07/29/2020 ~		1,000	1,002

Marsh & McLennan Cos., Inc.
2.575% (US0003M + 1.200%) due 12/29/2021 ~		700	701
3.500% due 12/29/2020		600	605

Mizuho Financial Group, Inc.
2.250% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	1,100	674

Morgan Stanley
3.201% (US0003M + 1.400%) due 10/24/2023 ~		$500	486

National Australia Bank Ltd.
0.350% due 09/07/2022	EUR	300	325
3.450% due 12/04/2023		$1,500	1,637
3.625% due 06/20/2023		1,500	1,530

Nederlandse Waterschapsbank NV
2.125% due 11/15/2021		2,100	2,151

NTT Finance Corp.
1.900% due 07/21/2021		500	498

ORIX Corp.
4.050% due 01/16/2024		900	938

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		2,000	2,076

Private Export Funding Corp.
2.650% due 02/16/2021		1,000	1,021

Royal Bank of Canada
3.350% due 10/22/2021		2,300	2,382

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		500	453

SBA Communications Corp.
4.875% due 09/01/2024		400	407

SL Green Operating Partnership LP
2.672% (US0003M + 0.980%) due 08/16/2021 ~		600	584

Stadshypotek AB
2.500% due 04/05/2022		1,000	1,016

Sumitomo Mitsui Banking Corp.
2.450% due 10/20/2020		1,700	1,680

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024	EUR	900	953

Swedbank AB
0.250% due 11/07/2022		400	432

Toronto-Dominion Bank
3.350% due 10/22/2021		$2,300	2,375

U.S. Bank N.A.
2.051% (US0003M + 0.250%) due 07/24/2020 ~		1,200	1,197
3.050% due 07/24/2020		600	601

UBS Group AG
3.618% due 04/14/2021 •		800	784

UniCredit SpA
5.738% (US0003M + 3.900%) due 01/14/2022 ~		600	565
7.830% due 12/04/2023		1,200	1,283

WEA Finance LLC
3.250% due 10/05/2020		700	693

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westpac Banking Corp.
2.100% due 02/25/2021		$1,000	$1,008
3.050% due 05/15/2020		600	600
3.100% due 06/03/2021	AUD	1,600	1,006

			79,598

INDUSTRIALS 5.9%

Apple, Inc.
2.850% due 02/23/2023		$1,200	1,254

Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~		500	484

Conagra Brands, Inc.
3.800% due 10/22/2021		900	908

Danone S.A.
2.077% due 11/02/2021		580	581
2.589% due 11/02/2023		600	596

Dell International LLC
4.420% due 06/15/2021		900	910

eBay, Inc.
2.150% due 06/05/2020		800	800
3.800% due 03/09/2022		700	710

ERAC USA Finance LLC
2.600% due 12/01/2021		300	301

General Mills, Inc.
2.383% (US0003M + 0.540%) due 04/16/2021 ~		500	487

Heathrow Funding Ltd.
4.875% due 07/15/2023		600	634

Intel Corp.
1.700% due 05/19/2021		400	400
1.811% (US0003M + 0.080%) due 05/11/2020 ~		700	700

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,000	1,050

Komatsu Finance America, Inc.
2.118% due 09/11/2020		500	499
2.437% due 09/11/2022		500	502

Local Initiatives Support Corp.
3.005% due 03/01/2022		700	713

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,400	1,395

Mondelez International, Inc.
3.000% due 05/07/2020		500	495

Oracle Corp.
1.900% due 09/15/2021		1,000	1,004

Ryder System, Inc.
2.875% due 06/01/2022		1,200	1,204

Telefonica Emisiones S.A.
5.134% due 04/27/2020		1,000	1,002
5.462% due 02/16/2021		500	511

			17,140

UTILITIES 4.9%

AT&T, Inc.
2.781% (US0003M + 0.950%) due 07/15/2021 ~		400	393

Avangrid, Inc.
3.150% due 12/01/2024		1,200	1,196

Baltimore Gas & Electric Co.
3.350% due 07/01/2023		1,000	1,031

Consolidated Edison, Inc.
2.000% due 05/15/2021		900	889

Electricite de France S.A.
3.625% due 10/13/2025		500	516

Enel Finance International NV
2.650% due 09/10/2024		2,100	2,009

Exelon Corp.
2.850% due 06/15/2020		500	500

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		1,400	1,162

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	$1,200	$1,195

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	1,400	1,377
2.403% due 09/01/2021	900	899
3.342% due 09/01/2020	100	100

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	700	690
2.331% (US0003M + 0.500%) due 01/15/2021 ~	1,200	1,137

Telstra Corp. Ltd.
4.800% due 10/12/2021	600	619

Vodafone Group PLC
3.750% due 01/16/2024	500	522

		14,235

Total Corporate Bonds & Notes (Cost $112,091)		110,973

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 2.0%

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.020% due 06/01/2024	3,000	2,981

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
1.864% due 11/01/2021	1,500	1,493
1.949% due 11/01/2022	695	691
1.982% due 11/01/2023	740	732

Total Municipal Bonds & Notes (Cost $5,935)		5,897

U.S. GOVERNMENT AGENCIES 30.8%

Fannie Mae
1.000% due 01/25/2043	19	18
1.977% due 09/25/2042 •	45	44
3.253% due 07/01/2042 •	10	10
3.303% due 09/01/2041 •	30	30
3.330% due 11/01/2023	1,171	1,258
3.453% due 09/01/2040 •	3	3
3.475% due 11/01/2034 •	3	3
3.500% due 02/25/2043 (a)	1,051	90
3.507% due 08/01/2029 •	8	8
3.574% due 07/01/2035 •	1	1
3.798% due 11/01/2035 •	11	11
3.802% due 11/01/2035 •	5	5
4.394% due 05/01/2035 •	5	5
4.427% due 08/01/2035 •	35	35
5.000% due 01/25/2040 - 07/25/2040	255	289
5.262% due 12/25/2042 ~	5	5
5.750% due 10/25/2035	10	11
5.944% due 02/01/2031 •	4	4
7.500% due 07/25/2022	3	3

Fannie Mae, TBA
3.000% due 06/01/2040	2,000	2,090

FDIC Structured Sale Guaranteed Notes
1.489% due 11/29/2037 •	7	7

Freddie Mac
1.155% due 11/15/2030 •	1	1
1.415% due 10/15/2037 •	50	50
2.000% due 11/15/2026	371	379
2.055% due 12/15/2042 •	1,031	1,026
2.700% due 08/01/2023	3,600	3,771
2.875% due 04/25/2026	1,900	2,125
2.939% due 04/25/2029	1,900	2,166
3.189% due 02/25/2045 •	23	23
4.000% due 06/01/2048 - 11/01/2048	6,232	6,675
4.411% due 07/01/2035 •	8	8
4.517% due 08/01/2035 •	21	21
4.534% due 06/01/2035 •	28	28
5.000% due 10/01/2033	5	6
6.500% due 07/25/2043	49	61
7.000% due 04/15/2023	1	1
8.553% due 08/15/2044 •	345	438

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
1.619% due 02/20/2066 •		$524	$521
1.881% due 10/20/2043 •		761	759
2.112% due 04/20/2065 •		166	165
2.122% due 02/20/2067 •		668	660
2.162% due 07/20/2067 •		1,308	1,294
2.194% due 06/20/2065 •		265	262
2.242% due 05/20/2066 •		340	339
2.262% due 04/20/2065 •		198	195
2.292% due 03/20/2065 •		930	917
2.312% due 11/20/2065 •		516	519
2.432% due 10/20/2066 •		842	834
3.487% due 06/20/2067 •		1,078	1,078
3.500% due 05/20/2049 - 08/20/2049		3,457	3,715
3.875% due 06/20/2027 - 05/20/2030 •		17	18
4.000% due 02/20/2032 •		7	7
4.000% due 06/20/2048		2,087	2,268
5.000% due 02/20/2041 (a)		1	0
5.000% due 08/20/2048		486	524

Ginnie Mae, TBA
4.500% due 05/01/2050		7,300	7,751
5.000% due 04/01/2050		13,000	13,825

Uniform Mortgage-Backed Security
4.000% due 08/01/2047 - 10/01/2048		11,937	12,787
4.500% due 11/01/2048		299	322
5.500% due 01/01/2025 - 02/01/2028		184	195
6.000% due 05/01/2037		1	1

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050		9,000	9,289
3.500% due 05/01/2050		8,500	8,991
4.500% due 05/01/2050		1,400	1,506

Total U.S. Government Agencies (Cost $86,817)			89,451

U.S. TREASURY OBLIGATIONS 17.1%

U.S. Treasury Bonds
2.500% due 02/15/2045		1,700	2,124

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2022		9,864	9,724
0.125% due 01/15/2023		10,057	9,935
0.250% due 07/15/2029 (g)		4,034	4,193
0.375% due 07/15/2023 (e)		7,980	8,029
0.625% due 04/15/2023		9,657	9,732
0.875% due 01/15/2029		4,597	5,000
1.000% due 02/15/2049 (g)		718	894

Total U.S. Treasury Obligations (Cost $49,093)			49,631

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.6%

American Home Mortgage Investment Trust
3.322% due 10/25/2034 •		1	1
3.533% due 02/25/2045 •		6	6

Banc of America Funding Trust
4.411% due 05/25/2035 ~		120	114

Banc of America Mortgage Trust
4.398% due 03/25/2033 ~		153	131
4.615% due 08/25/2034 ~		68	64

Bear Stearns Adjustable Rate Mortgage Trust
3.755% due 02/25/2033 ~		1	1
4.103% due 01/25/2034 ~		7	6

Bear Stearns ALT-A Trust
3.882% due 05/25/2035 ~		39	35
3.958% due 09/25/2035 ^~		10	7

Citigroup Mortgage Loan Trust
1.017% due 01/25/2037 •		47	39
4.380% due 10/25/2035 •		4	4
4.810% due 05/25/2035 •		8	7

Countrywide Home Loan Mortgage Pass-Through Trust
3.744% due 02/20/2035 ~		15	14
3.793% due 02/20/2036 ^•		48	41
3.826% due 11/25/2034 ~		23	21

Eurosail PLC
1.456% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	971	1,152

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Alternative Mortgage Securities Trust
3.448% due 01/25/2035 ~		$124	$117

FirstMac Mortgage Funding Trust
1.640% due 03/08/2049 •	AUD	406	247
1.890% due 03/08/2049 •		800	485

GMAC Mortgage Corp. Loan Trust
4.049% due 11/19/2035 ~		$11	9

Great Hall Mortgages PLC
1.019% due 06/18/2039 •		127	119

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		500	498

GSR Mortgage Loan Trust
3.680% due 06/25/2034 ~		10	9
4.098% due 09/25/2035 ~		37	35
4.124% due 11/25/2035 ~		46	41

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		29	20

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.227% due 12/25/2035 •		46	39

Prime Mortgage Trust
1.347% due 02/25/2034 •		2	2

RBSSP Resecuritization Trust
3.743% due 12/25/2035 ~		70	69

Structured Adjustable Rate Mortgage Loan Trust
3.366% due 01/25/2035 ^•		38	31
3.872% due 02/25/2034 ~		29	26

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		14	13
1.207% due 03/25/2037 •		72	42
1.227% due 02/25/2036 ^•		19	16

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	2,322	2,825

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		838	1,011

WaMu Mortgage Pass-Through Certificates Trust
1.217% due 12/25/2045 •		$12	11
1.237% due 10/25/2045 •		81	74
1.687% due 11/25/2034 •		40	36
3.366% due 06/25/2042 •		9	8

Total Non-Agency Mortgage-Backed Securities (Cost $8,220)			7,426

ASSET-BACKED SECURITIES 2.2%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.057% due 03/25/2035 •		1,300	1,165

Bear Stearns Asset-Backed Securities Trust
1.947% due 10/25/2037 •		68	66

Countrywide Asset-Backed Certificates
1.367% due 01/25/2045 •		269	261

Countrywide Asset-Backed Certificates Trust, Inc.
1.687% due 12/25/2034 •		1,446	1,367

CPS Auto Receivables Trust
3.180% due 06/15/2022		346	347

Drive Auto Receivables Trust
0.985% due 03/15/2022 •		4	4
2.930% due 03/15/2022		4	4

Edsouth Indenture LLC
2.777% due 09/25/2040 •		73	72

GE-WMC Mortgage Securities Trust
0.987% due 08/25/2036 •		2	1

Gracechurch Card Funding PLC
1.105% due 07/15/2022 •		600	599

Massachusetts Educational Financing Authority
2.744% due 04/25/2038 •		19	19

Morgan Stanley ABS Capital, Inc. Trust
0.997% due 07/25/2036 •		10	5

Navient Private Education Loan Trust
1.055% due 12/15/2059 •		51	51

NovaStar Mortgage Funding Trust
1.267% due 05/25/2036 •		277	263

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square Loan Funding Ltd.
2.481% due 07/15/2026 •	$345	$337

Penarth Master Issuer PLC
1.062% due 09/18/2022 •	600	594

RAAC Trust
1.427% due 03/25/2037 •	24	24

Securitized Asset-Backed Receivables LLC Trust
1.007% due 12/25/2036 ^•	46	12

SLC Student Loan Trust
0.841% due 09/15/2026 •	109	109
0.851% due 03/15/2027 •	164	161

SLM Student Loan Trust
1.884% due 10/25/2024 •	23	23
1.884% due 01/26/2026 •	176	173
1.914% due 01/25/2027 •	175	172
1.944% due 10/25/2029 •	379	366

Structured Asset Investment Loan Trust
1.652% due 03/25/2034 •	94	85
1.922% due 10/25/2033 •	20	19

Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021	118	118

Total Asset-Backed Securities (Cost $6,363)		6,417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.1%

Export Development Canada
1.800% due 09/01/2022	CAD	1,700	$1,239

Hong Kong Government International Bond
2.500% due 05/28/2024		$1,800	1,894

Italy Buoni Poliennali Del Tesoro
1.750% due 07/01/2024	EUR	6,500	7,443

Japan Bank for International Cooperation
2.375% due 07/21/2022		$500	519
2.500% due 06/01/2022		1,600	1,658

Japan Finance Organization for Municipalities
2.000% due 09/08/2020		1,200	1,206

Korea International Bond
2.000% due 06/19/2024		1,200	1,232

Province of Ontario
4.400% due 04/14/2020		1,200	1,201

Province of Quebec
1.650% due 03/03/2022	CAD	1,000	722
2.450% due 03/01/2023		3,000	2,217

Spain Government International Bond
4.000% due 04/30/2020	EUR	1,100	1,217

Total Sovereign Issues (Cost $20,714)			20,548

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 29.1%

REPURCHASE AGREEMENTS (c) 29.1%
$84,547

Total Short-Term Instruments (Cost $84,547)	84,547

Total Investments in Securities (Cost $373,780)	374,890

Total Investments 129.2% (Cost $373,780)	$374,890

Financial Derivative Instruments (d)(f) 0.1% (Cost or Premiums, net $(76))	220

Other Assets and Liabilities, net (29.3)%	(85,052)

Net Assets 100.0%	$290,058

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	03/31/2020	04/01/2020	$347	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(357)	$347	$347
JPS	0.000	04/01/2020	04/02/2020	36,100	U.S. Treasury Bonds 3.000% due 11/15/2044	(37,134)	36,100	36,100
	0.010	03/31/2020	04/01/2020	30,300	U.S. Treasury Bonds 3.000% due 11/15/2044	(30,934)	30,300	30,300
SAL	0.000	03/31/2020	04/01/2020	17,800	U.S. Treasury Notes 2.000% due 05/31/2024	(18,170)	17,800	17,800

Total Repurchase Agreements						$(86,595)	$84,547	$84,547

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.2)%
Ginnie Mae, TBA	4.000%	05/01/2050	$2,700	$(2,790)	$(2,871)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2050	8,000	(8,424)	(8,462)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	800	(850)	(854)

Total Short Sales (4.2)%				$(12,064)	$(12,187)

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$347	$0	$0	$347	$(357)	$(10)
JPS	66,400	0	0	66,400	(68,068)	(1,668)
SAL	17,800	0	0	17,800	(18,170)	(370)

Total Borrowings and Other Financing Transactions	$84,547	$0	$0

The average amount of borrowings outstanding during the period ended March 31, 2018 was $(8,268) at a weighted average interest rate of 2.413%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2020	290	$37,657	$(746)	$0	$(289)
Euro-Bund 10-Year Bond June Futures	06/2020	53	10,084	(51)	61	(63)
U.S. Treasury 2-Year Note June Futures	06/2020	506	111,514	1,664	0	(16)

				$867	$61	$(368)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	12/2020	7	$(1,938)	$5	$0	$0
3-Month Euribor September Futures	09/2020	7	(1,938)	5	0	0
Euro-Bobl June Futures	06/2020	21	(3,132)	20	7	(8)
U.S. Treasury 5-Year Note June Futures	06/2020	14	(1,755)	(9)	1	0
U.S. Treasury 10-Year Note June Futures	06/2020	108	(14,978)	(614)	15	0

				$(593)	$23	$(8)

Total Futures Contracts				$274	$84	$(376)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month GBP-LIBOR	0.750%	Semi-Annual	03/18/2030	GBP	3,500	$36	$(109)	$(73)	$0	$(5)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	1,270,000	40	31	71	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		990,000	(57)	(134)	(191)	0	(4)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		10,000	1	2	3	0	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		45,000	0	(6)	(6)	1	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		45,000	0	(6)	(6)	2	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		310,000	7	(334)	(327)	0	(10)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		40,000	(1)	(84)	(85)	0	(2)

Total Swap Agreements							$26	$(640)	$(614)	$4	$(21)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$84	$4	$88	$0	$(376)	$(21)	$(397)

(e)

Securities with an aggregate market value of $546 and cash of $1,759 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	4,329		$5,582	$205	$0
	05/2020	EUR	2,551		2,845	34	(7)
	05/2020		$1,355	EUR	1,261	38	0

BPS	04/2020	GBP	1,377		$1,773	62	0
	04/2020		$314	GBP	269	21	0

BRC	04/2020		5,252		4,296	83	0
	05/2020	GBP	4,296		$5,256	0	(84)

CBK	04/2020	CAD	8,723		6,546	348	0
	04/2020	GBP	1,386		1,756	46	(11)
	04/2020		$6,186	CAD	8,723	12	0
	04/2020		3,213	GBP	2,614	34	0
	05/2020	CAD	8,723		$6,188	0	(12)
	05/2020	JPY	728,600		6,599	0	(190)
	05/2020		$6,418	JPY	702,700	130	0

HUS	04/2020	GBP	87		$102	0	(6)
	05/2020		$3,466	EUR	3,114	19	(45)

JPM	05/2020	EUR	905		$990	0	(10)

MYI	04/2020	AUD	3,992		2,626	170	0
	05/2020	EUR	13,043		14,317	0	(92)

Total Forward Foreign Currency Contracts						$1,202	$(457)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
MYC	CMBX.NA.AAA.11 Index	0.500%	Monthly	11/18/2054	$	12,000	$(102)	$(114)	$0	$(216)

Total Swap Agreements							$(102)	$(114)	$0	$(216)

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$277	$0	$0	$277	$(7)	$0	$0	$(7)	$270	$(280)	$(10)
BPS	83	0	0	83	0	0	0	0	83	0	83
BRC	83	0	0	83	(84)	0	0	(84)	(1)	0	(1)
CBK	570	0	0	570	(213)	0	0	(213)	357	(290)	67
DUB	0	0	0	0	0	0	0	0	0	(70)	(70)
HUS	19	0	0	19	(51)	0	0	(51)	(32)	73	41
JPM	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
MYC	0	0	0	0	0	0	(216)	(216)	(216)	314	98
MYI	170	0	0	170	(92)	0	0	(92)	78	(135)	(57)

Total Over the Counter	$1,202	$0	$0	$1,202	$(457)	$0	$(216)	$(673)

(g)

Securities with an aggregate market value of $387 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$84	$84
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$0	$88	$88

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,202	$0	$1,202

	$0	$0	$0	$1,202	$88	$1,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$376	$376
Swap Agreements	0	0	0	0	21	21

	$0	$0	$0	$0	$397	$397

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$457	$0	$457
Swap Agreements	0	216	0	0	0	216

	$0	$216	$0	$457	$0	$673

	$0	$216	$0	$457	$397	$1,070

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(13)	$(13)
Written Options	0	0	0	0	23	23
Futures	0	0	0	0	(494)	(494)
Swap Agreements	0	(6)	0	0	(1,195)	(1,201)

	$0	$(6)	$0	$0	$(1,679)	$(1,685)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$291	$0	$291
Purchased Options	0	0	0	0	(1)	(1)
Swap Agreements	0	61	0	0	0	61

	$0	$61	$0	$291	$(1)	$351

	$0	$55	$0	$291	$(1,680)	$(1,334)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(7)	$(7)
Futures	0	0	0	0	1,418	1,418
Swap Agreements	0	6	0	0	188	194

	$0	$6	$0	$0	$1,599	$1,605

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$564	$0	$564
Swap Agreements	0	(240)	0	0	0	(240)

	$0	$(240)	$0	$564	$0	$324

	$0	$(234)	$0	$564	$1,599	$1,929

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$79,598	$0	$79,598
Industrials	0	17,140	0	17,140
Utilities	0	14,235	0	14,235
Municipal Bonds & Notes
California	0	5,897	0	5,897
U.S. Government Agencies	0	89,451	0	89,451
U.S. Treasury Obligations	0	49,631	0	49,631
Non-Agency Mortgage-Backed Securities	0	7,426	0	7,426
Asset-Backed Securities	0	6,417	0	6,417
Sovereign Issues	0	20,548	0	20,548
Short-Term Instruments
Repurchase Agreements	0	84,547	0	84,547

Total Investments	$0	$374,890	$0	$374,890

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(12,187)	$0	$(12,187)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$84	$4	$0	$88
Over the counter	0	1,202	0	1,202

	$84	$1,206	$0	$1,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(376)	(21)	0	(397)
Over the counter	0	(673)	0	(673)

	$(376)	$(694)	$0	$(1,070)

Total Financial Derivative Instruments	$(292)	$512	$0	$220

Totals	$(292)	$363,215	$0	$362,923

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short Asset Investment Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.6%

CORPORATE BONDS & NOTES 44.6%

BANKING & FINANCE 27.7%

ABN AMRO Bank NV
2.208% (US0003M + 0.570%) due 08/27/2021 ~	$5,080	$4,944
2.229% (US0003M + 0.410%) due 01/19/2021 ~	1,000	987

AerCap Ireland Capital DAC
4.250% due 07/01/2020	4,300	4,242
4.500% due 05/15/2021	25,588	23,479
4.625% due 10/30/2020	5,500	5,336
5.000% due 10/01/2021	1,000	898

AIA Group Ltd.
1.636% (US0003M + 0.520%) due 09/20/2021 ~	12,500	12,418

Aircastle Ltd.
7.625% due 04/15/2020	2,000	2,000

Ally Financial, Inc.
7.500% due 09/15/2020	7,535	7,657

American Express Co.
2.315% (US0003M + 0.620%) due 05/20/2022 ~	10,000	9,594

American Honda Finance Corp.
1.118% (US0003M + 0.350%) due 06/11/2021 ~	10,600	10,233
1.186% (US0003M + 0.290%) due 12/10/2021 ~	10,000	9,395
1.807% (US0003M + 0.540%) due 06/27/2022 ~	34,600	32,174

AvalonBay Communities, Inc.
2.261% (US0003M + 0.430%) due 01/15/2021 ~	1,800	1,772

Aviation Capital Group LLC
2.530% (US0003M + 0.950%) due 06/01/2021 ~	12,800	12,223
6.750% due 04/06/2021	3,433	3,404
7.125% due 10/15/2020	2,633	2,604

Bank of America N.A.
2.033% (US0003M + 0.350%) due 05/24/2021 ~	39,000	38,278

Barclays Bank PLC
2.308% (US0003M + 0.460%) due 01/11/2021 ~	5,327	5,220
2.392% (US0003M + 0.650%) due 08/07/2020 ~	10,000	9,962

Barclays PLC
2.875% due 06/08/2020	2,500	2,490
3.250% due 01/12/2021	6,733	6,737
3.844% (US0003M + 2.110%) due 08/10/2021 ~	12,500	12,076

BOC Aviation Ltd.
2.813% (US0003M + 1.050%) due 05/02/2021 ~	9,390	9,403

Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~	6,200	6,098

Canadian Imperial Bank of Commerce
0.818% (SOFRRATE + 0.800%) due 03/17/2023 ~	13,500	12,875

Caterpillar Financial Services Corp.
1.872% (US0003M + 0.180%) due 05/15/2020 ~	600	599
2.082% (US0003M + 0.390%) due 05/17/2021 ~	5,100	4,997

Citibank N.A.
2.295% (US0003M + 0.600%) due 05/20/2022 ~	8,550	8,264

Citigroup, Inc.
1.549% (SOFRRATE + 0.870%) due 11/04/2022 ~	8,000	7,518
3.010% (US0003M + 1.430%) due 09/01/2023 ~	13,701	13,401

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CK Hutchison International Ltd.
2.250% due 09/29/2020	$3,136	$3,139

Credit Suisse AG
2.100% due 11/12/2021	17,800	17,733

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021	4,500	4,530

Danske Bank A/S
2.750% due 09/17/2020	11,065	10,987
3.001% due 09/20/2022 •	500	495

DNB Bank ASA
1.821% (US0003M + 0.370%) due 10/02/2020 ~	481	477
2.200% (US0003M + 0.620%) due 12/02/2022 ~	17,000	16,201

Emirates NBD PJSC
3.000% due 05/06/2020	2,500	2,500

First Abu Dhabi Bank PJSC
2.793% (US0003M + 0.950%) due 04/16/2022 ~	5,500	5,292

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~	23,700	22,517
4.424% (US0003M + 2.550%) due 01/07/2021 ~	7,900	7,506

General Motors Financial Co., Inc.
2.450% due 11/06/2020	4,700	4,561
2.728% (US0003M + 0.850%) due 04/09/2021 ~	6,340	5,708
2.778% (US0003M + 0.930%) due 04/13/2020 ~	12,945	12,893
2.837% (US0003M + 1.100%) due 11/06/2021 ~	2,400	2,201
4.200% due 03/01/2021	3,050	2,936

Goldman Sachs Bank USA
0.994% due 05/24/2021 •	27,414	26,667

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~	7,000	6,862
3.154% (US0003M + 1.360%) due 04/23/2021 ~	4,700	4,672

Harley-Davidson Financial Services, Inc.
2.196% (US0003M + 0.500%) due 05/21/2020 ~	4,740	4,725
2.400% due 06/15/2020	6,000	5,860
2.520% (US0003M + 0.940%) due 03/02/2021 ~	2,205	2,203

HSBC Holdings PLC
1.434% (US0003M + 0.650%) due 09/11/2021 ~	47,133	46,093
2.292% (US0003M + 0.600%) due 05/18/2021 ~	16,631	16,292
3.339% (US0003M + 1.660%) due 05/25/2021 ~	3,900	3,866

HSH Portfoliomanagement AoeR
2.022% (US0003M + 0.330%) due 11/19/2021 ~	5,000	5,025

Hyundai Capital Services, Inc.
2.625% due 09/29/2020	3,940	3,947

ICICI Bank Ltd.
5.750% due 11/16/2020	1,915	1,945

ING Bank NV
2.662% (US0003M + 0.970%) due 08/17/2020 ~	200	199

International Lease Finance Corp.
4.625% due 04/15/2021	5,851	5,403
8.250% due 12/15/2020	2,000	1,989

Jackson National Life Global Funding
1.248% (US0003M + 0.480%) due 06/11/2021 ~	1,000	959
2.131% (US0003M + 0.300%) due 10/15/2020 ~	7,600	7,549

John Deere Capital Corp.
1.263% (US0003M + 0.490%) due 06/13/2022 ~	9,800	9,492

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
2.099% (US0003M + 1.100%) due 06/07/2021 ~	$3,000	$2,989
2.260% (US0003M + 0.680%) due 06/01/2021 ~	4,400	4,374

KEB Hana Bank
2.133% (US0003M + 0.700%) due 10/02/2022 ~	5,200	5,149
2.625% (US0003M + 0.725%) due 04/05/2020 ~	15,000	15,002

Lloyds Bank PLC
2.232% (US0003M + 0.490%) due 05/07/2021 ~	4,522	4,261

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~	16,200	15,814

Macquarie Bank Ltd.
2.915% (US0003M + 1.120%) due 07/29/2020 ~	2,200	2,205

MET Tower Global Funding
1.561% (SOFRRATE + 0.550%) due 01/17/2023 ~	3,300	3,006

Metropolitan Life Global Funding
1.695% (SOFRRATE + 0.570%) due 01/13/2023 ~	15,600	13,641

Mitsubishi UFJ Financial Group, Inc.
1.699% (US0003M + 0.700%) due 03/07/2022 ~	7,000	6,417
1.833% (US0003M + 1.060%) due 09/13/2021 ~	15,358	15,129
2.444% (US0003M + 0.650%) due 07/26/2021 ~	1,951	1,870
2.584% (US0003M + 0.790%) due 07/25/2022 ~	3,000	2,872

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.750% due 10/21/2020	15,650	15,419

Mizuho Financial Group, Inc.
1.623% (US0003M + 0.850%) due 09/13/2023 ~	17,800	16,321
1.913% (US0003M + 1.140%) due 09/13/2021 ~	2,217	2,153
2.309% (US0003M + 0.630%) due 05/25/2024 ~	6,000	5,454
2.683% (US0003M + 0.840%) due 07/16/2023 ~	12,000	11,396

Morgan Stanley
1.613% (SOFRRATE + 0.700%) due 01/20/2023 ~	25,528	23,837
2.732% (US0003M + 0.930%) due 07/22/2022 ~	2,000	1,947

New York Life Global Funding
2.099% (US0003M + 0.280%) due 01/21/2022 ~	7,000	6,786
2.288% (US0003M + 0.440%) due 07/12/2022 ~	12,500	12,012

Nissan Motor Acceptance Corp.
1.825% (US0003M + 0.630%) due 09/21/2021 ~	11,085	10,788

NTT Finance Corp.
1.905% (US0003M + 0.530%) due 06/29/2020 ~	33,000	32,861

ORIX Corp.
2.650% due 04/13/2021	4,000	3,972

PNC Bank N.A.
2.004% (US0003M + 0.325%) due 02/24/2023 ~	15,000	14,143
2.252% (US0003M + 0.450%) due 07/22/2022 ~	48,000	46,552

Qatari Diar Finance QSC
5.000% due 07/21/2020	13,710	13,771

QNB Finance Ltd.
2.763% (US0003M + 1.000%) due 05/02/2022 ~	3,600	3,584

Reliance Standard Life Global Funding
3.050% due 01/20/2021	6,200	6,156

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Canada
2.196% (US0003M + 0.360%) due 01/17/2023 ~	$17,000	$15,872

Santander UK PLC
2.063% (US0003M + 0.300%) due 11/03/2020 ~	5,000	4,993
2.100% due 01/13/2023	5,000	4,855
2.200% (US0003M + 0.620%) due 06/01/2021 ~	6,800	6,344
2.352% (US0003M + 0.660%) due 11/15/2021 ~	10,000	9,717

Skandinaviska Enskilda Banken AB
1.429% (US0003M + 0.645%) due 12/12/2022 ~	3,000	2,782
2.122% (US0003M + 0.430%) due 05/17/2021 ~	15,000	14,512

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~	24,400	23,713

Sumitomo Mitsui Financial Group, Inc.
2.618% (US0003M + 0.780%) due 07/12/2022 ~	1,800	1,714
2.948% (US0003M + 1.110%) due 07/14/2021 ~	16,518	15,774

Svenska Handelsbanken AB
2.153% (US0003M + 0.470%) due 05/24/2021 ~	8,700	8,474

Toronto-Dominion Bank
1.356% (SOFRRATE + 0.480%) due 01/27/2023 ~	24,100	22,584

Toyota Motor Credit Corp.
1.832% (US0003M + 0.125%) due 08/13/2021 ~	20,000	19,131
2.412% (US0003M + 0.540%) due 01/08/2021 ~	20,300	20,070

UBS AG
2.060% (US0003M + 0.480%) due 12/01/2020 ~	12,650	12,529

UBS Group AG
2.644% (US0003M + 1.440%) due 09/24/2020 ~	3,676	3,646
3.618% due 04/14/2021 •	8,068	7,902

United Overseas Bank Ltd.
2.286% (US0003M + 0.480%) due 04/23/2021 ~	10,845	10,486

Wells Fargo Bank N.A.
1.659% (US0003M + 0.660%) due 09/09/2022 ~	7,500	7,201
2.258% (US0003M + 0.620%) due 05/27/2022 ~	42,000	41,413

		1,128,295

INDUSTRIALS 14.5%

AbbVie, Inc.
2.150% due 11/19/2021	1,400	1,395
2.153% (US0003M + 0.460%) due 11/19/2021 ~	11,700	11,313

BAT Capital Corp.
2.294% due 08/14/2020 •	30,900	30,395
2.572% (US0003M + 0.880%) due 08/15/2022 ~	8,400	7,745

Bayer U.S. Finance LLC
1.846% (US0003M + 0.630%) due 06/25/2021 ~	9,195	8,902
3.500% due 06/25/2021	1,000	1,002

Becton Dickinson and Co.
2.404% due 06/05/2020	2,004	1,998

BMW U.S. Capital LLC
2.207% (US0003M + 0.500%) due 08/13/2021 ~	16,200	15,578
2.258% (US0003M + 0.410%) due 04/12/2021 ~	1,500	1,454

Bristol-Myers Squibb Co.
2.072% (US0003M + 0.380%) due 05/16/2022 ~	8,000	7,808

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~	$1,000	$968

Central Nippon Expressway Co. Ltd.
1.591% (US0003M + 0.850%) due 09/14/2021 ~	8,000	7,810
1.613% (US0003M + 0.770%) due 09/17/2020 ~	1,000	994
2.273% due 03/03/2022 •	13,760	13,376
2.291% (US0003M + 0.540%) due 08/04/2020 ~	30,100	29,887
2.876% (US0003M + 1.070%) due 04/23/2021 ~	2,000	2,017

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~	4,900	4,762
3.579% due 07/23/2020	10,000	9,970

Conagra Brands, Inc.
2.378% (US0003M + 0.500%) due 10/09/2020 ~	27,940	27,573

Constellation Brands, Inc.
2.250% due 11/06/2020	7,700	7,658
2.392% (US0003M + 0.700%) due 11/15/2021 ~	3,000	2,829

CRH America, Inc.
5.750% due 01/15/2021	1,300	1,337

Daimler Finance North America LLC
2.133% (US0003M + 0.450%) due 02/22/2021 ~	2,000	1,931
2.143% (US0003M + 0.430%) due 02/12/2021 ~	4,900	4,725
2.301% (US0003M + 0.550%) due 05/04/2021 ~	10,000	9,615
2.592% (US0003M + 0.900%) due 02/15/2022 ~	33,000	30,595

Dell International LLC
4.420% due 06/15/2021	25,723	26,008

Dominion Energy Gas Holdings LLC
1.341% (US0003M + 0.600%) due 06/15/2021 ~	4,500	4,326

Doosan Heavy Industries & Construction Co. Ltd.
2.125% due 04/27/2020	9,600	9,605

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~	1,000	989
2.195% (US0003M + 0.500%) due 02/18/2022 ~	30,000	27,890

Fiserv, Inc.
2.700% due 06/01/2020	3,200	3,190

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021	2,550	2,616

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~	2,400	2,353

General Dynamics Corp.
2.021% (US0003M + 0.290%) due 05/11/2020 ~	272	272

General Electric Co.
2.631% (US0003M + 0.800%) due 04/15/2020 ~	5,500	5,484
5.550% due 05/04/2020	1,200	1,203

General Mills, Inc.
6.610% due 10/15/2022	4,000	4,019

General Motors Co.
2.542% (US0003M + 0.800%) due 08/07/2020 ~	16,566	16,282

Hewlett Packard Enterprise Co.
2.620% (US0003M + 0.720%) due 10/05/2021 ~	7,200	6,782

Hyundai Capital America
1.604% (US0003M + 0.820%) due 03/12/2021 ~	3,000	2,964
1.689% due 09/18/2020 •	11,900	11,839
1.889% (US0003M + 1.000%) due 09/18/2020 ~	1,300	1,284

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.550% due 04/03/2020	$10,450	$10,450
2.708% (US0003M + 0.800%) due 04/03/2020 ~	6,859	6,859
2.750% due 09/18/2020	918	920
2.812% (US0003M + 0.940%) due 07/08/2021 ~	717	694
3.000% due 10/30/2020	10,911	10,908

Imperial Brands Finance PLC
2.950% due 07/21/2020	41,328	41,252

Kia Motors Corp.
2.625% due 04/21/2021	1,140	1,149

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~	7,100	6,716
2.800% due 07/02/2020	439	436

L3Harris Technologies, Inc.
2.250% (US0003M + 0.480%) due 04/30/2020 ~	10,000	9,986

Marriott International, Inc.
2.180% (US0003M + 0.600%) due 12/01/2020 ~	6,500	6,084

Occidental Petroleum Corp.
2.684% (US0003M + 0.950%) due 02/08/2021 ~	20,627	16,349
4.850% due 03/15/2021	11,383	9,538

Oracle Corp.
2.800% due 07/08/2021	1,200	1,218

Otis Worldwide Corp.
2.088% (US0003M + 0.450%) due 04/05/2023 ~	2,300	2,190

Rolls-Royce PLC
2.375% due 10/14/2020	200	188

Syngenta Finance NV
3.698% due 04/24/2020	600	599

Telefonica Emisiones S.A.
5.134% due 04/27/2020	4,000	4,007

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~	3,400	3,400

Tyson Foods, Inc.
2.130% (US0003M + 0.550%) due 06/02/2020 ~	4,000	3,990
2.146% (US0003M + 0.450%) due 08/21/2020 ~	2,500	2,487

VMware, Inc.
2.300% due 08/21/2020	5,000	4,947

Volkswagen Group of America Finance LLC
2.064% (US0003M + 0.860%) due 09/24/2021 ~	800	733
2.400% due 05/22/2020	2,200	2,193
2.477% (US0003M + 0.770%) due 11/13/2020 ~	16,500	16,293
3.875% due 11/13/2020	13,796	13,753

Volkswagen International Finance NV
4.000% due 08/12/2020	1,175	1,174

Vulcan Materials Co.
1.341% (US0003M + 0.600%) due 06/15/2020 ~	9,930	9,852

Walt Disney Co.
1.830% (US0003M + 0.250%) due 09/01/2021 ~	7,900	7,590
1.970% (US0003M + 0.390%) due 09/01/2022 ~	10,600	10,281

Waste Management, Inc.
4.750% due 06/30/2020	359	361

Westinghouse Air Brake Technologies Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~	6,200	6,020

Woolworths Group Ltd.
4.000% due 09/22/2020	5,000	5,061

		588,421

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.4%

AT&T, Inc.
2.305% (US0003M + 0.930%) due 06/30/2020 ~	$605	$601
2.330% (US0003M + 0.750%) due 06/01/2021 ~	25,400	24,668
2.781% (US0003M + 0.950%) due 07/15/2021 ~	11,240	11,048

Duke Energy Corp.
1.418% (US0003M + 0.650%) due 03/11/2022 ~	3,700	3,607

Duke Energy Florida LLC
1.897% (US0003M + 0.250%) due 11/26/2021 ~	8,300	8,002

NextEra Energy Capital Holdings, Inc.
2.399% (US0003M + 0.720%) due 02/25/2022 ~	3,600	3,502

Pennsylvania Electric Co.
5.200% due 04/01/2020	1,580	1,580

Sempra Energy
2.331% (US0003M + 0.500%) due 01/15/2021 ~	3,886	3,682

Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020	2,500	2,503

Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~	39,900	39,275

		98,468

Total Corporate Bonds & Notes (Cost $1,878,831)		1,815,184

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.3%

California State General Obligation Bonds, Series 2013
1.761% (0.7*US0001M + 0.700%) due 12/01/2028 ~	5,000	5,001

California State General Obligation Bonds, Series 2017
2.295% (US0001M + 0.780%) due 04/01/2047 ~	6,000	6,048

		11,049

WASHINGTON 0.2%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.720% (0.67*US0001M + 1.100%) due 01/01/2042 ~	7,000	7,030

Total Municipal Bonds & Notes (Cost $18,000)		18,079

U.S. GOVERNMENT AGENCIES 7.4%

Fannie Mae
1.247% due 04/25/2036 - 06/25/2042 •	2,194	2,166
1.297% due 07/25/2036 - 06/25/2043 •	405	400
1.347% due 02/25/2042 •	590	585
1.397% due 04/25/2039 •	297	296
1.447% due 02/25/2042 •	636	631
1.467% due 03/25/2042 •	197	196
1.487% due 07/25/2037 •	92	92
1.497% due 10/25/2041 •	231	229
2.005% due 11/25/2044 - 09/25/2055 •(c)	35,443	35,223
2.055% due 09/25/2049 •(c)	15,181	15,185
2.105% due 07/25/2046 •(c)	5,082	5,088
4.230% due 05/01/2038 •	5,900	5,981

Freddie Mac
1.005% due 04/15/2037 •	389	384
1.035% due 07/15/2037 •	401	398
1.105% due 03/15/2040 - 11/15/2043 •	828	820
1.155% due 06/15/2049 •(c)	11,026	10,958

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.205% due 08/15/2041 •	$20	$20
1.225% due 12/15/2041 •	518	516
1.255% due 09/15/2037 - 11/15/2041 •	843	840
1.285% due 07/15/2037 •	530	526
1.305% due 11/15/2037 •	96	96
1.450% due 03/12/2025	30,476	30,486
1.500% due 04/03/2025 (a)	45,000	44,950
1.655% due 01/15/2032 •	220	222
1.705% due 01/15/2039 •	59	60
1.865% due 09/25/2021 •	356	355
1.975% due 05/15/2038 •(c)	1,344	1,329
1.985% due 05/15/2041 •(c)	1,503	1,503
1.995% due 06/15/2040 •(c)	3,347	3,345
2.005% due 10/15/2037 - 02/15/2038 •	14,580	14,406
2.005% due 10/15/2037 - 09/15/2044 •(c)	35,073	34,884
2.500% due 07/25/2034 (c)	16,811	17,185
2.852% due 10/15/2037	9,068	9,048
2.856% due 05/15/2033 •	235	240

Ginnie Mae
1.083% due 04/20/2037 •(c)	1,356	1,346
1.173% due 06/20/2039 •	90	90
1.223% due 06/20/2049 •(c)	18,302	18,196
1.233% due 05/20/2049 •(c)	4,416	4,366
1.405% due 01/16/2040 •(c)	1,464	1,464
1.513% due 02/20/2040 •(c)	1,291	1,297
1.523% due 03/20/2040 (c)	4,233	4,247
1.543% due 04/20/2040 •(c)	3,130	3,150
1.573% due 03/20/2040 •(c)	3,288	3,313
1.862% due 06/20/2066 •	253	252
2.001% due 07/20/2043 •	950	940
2.032% due 10/20/2066 •	115	115
2.062% due 01/20/2068 •	169	165
2.132% due 08/20/2065 •	913	897
2.162% due 12/20/2060 - 07/20/2064 •	410	406
2.232% due 04/20/2062 •	712	706
2.342% due 08/20/2061 •	85	84
2.362% due 10/20/2065 •	172	172
2.412% due 08/20/2067 •	1,451	1,441
2.432% due 02/20/2066 •	338	337
2.462% due 05/20/2066 •	4,769	4,727
2.916% due 09/20/2067 •	1,608	1,613
4.993% due 09/20/2066 ~	5,090	5,514

NCUA Guaranteed Notes
1.486% due 11/05/2020 •	6,038	6,039
1.576% due 12/08/2020 •	977	977

Total U.S. Government Agencies (Cost $301,694)		300,497

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Bancorp Commercial Mortgage Trust
1.755% due 09/15/2036 •	6,459	6,160

Brass PLC
2.392% due 11/16/2066 •	4,289	4,196

Gosforth Funding PLC
2.129% due 08/25/2060 •	4,131	4,047

Silverstone Master Issuer PLC
2.369% (US0003M + 0.550%) due 01/21/2070 ~	2,750	2,745

UBS-Barclays Commercial Mortgage Trust
1.601% due 04/10/2046 •	13,982	14,299

Wells Fargo-RBS Commercial Mortgage Trust
2.000% due 06/15/2045 •	5,025	5,090

Total Non-Agency Mortgage-Backed Securities (Cost $36,714)		36,537

ASSET-BACKED SECURITIES 14.1%

Ally Master Owner Trust
1.025% due 07/15/2022 •	5,000	4,905

Arbor Realty Commercial Real Estate Notes Ltd.
1.855% due 05/15/2037 •	5,500	4,913

ARI Fleet Lease Trust
1.185% due 11/15/2027 •	10,000	9,812

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CARDS Trust
1.095% due 05/15/2024 •	$13,680	$13,450

Chesapeake Funding LLC
1.075% due 08/15/2030 •	9,652	9,473
2.940% due 04/15/2031	14,182	14,127

CIFC Funding Ltd.
2.654% due 10/25/2027 •	3,100	3,047

Dryden Senior Loan Fund
2.731% due 10/15/2027 •	5,401	5,178

Enterprise Fleet Financing LLC
2.060% due 05/20/2025	5,400	5,385

Evergreen Credit Card Trust
1.075% due 10/16/2023 •	40,000	39,147

Figueroa CLO Ltd.
2.731% due 01/15/2027 •	2,223	2,217

Flagship CLO Ltd.
2.693% due 01/16/2026 •	631	623

Ford Credit Floorplan Master Owner Trust
1.305% due 09/15/2024 •	7,300	6,617

GMF Floorplan Owner Revolving Trust
1.115% due 09/15/2023 •	10,000	9,465

Golden Credit Card Trust
1.055% due 10/15/2023 •	12,700	12,412
2.620% due 01/15/2023	1,500	1,502

GreatAmerica Leasing Receivables Funding LLC
2.360% due 01/20/2023	3,277	3,268

Halcyon Loan Advisors Funding Ltd.
2.747% due 04/20/2027 •	3,007	2,989

Hertz Fleet Lease Funding LP
1.333% due 01/10/2033 •	42,099	41,691
3.230% due 05/10/2032	2,363	2,364

Marlette Funding Trust
2.690% due 09/17/2029	2,471	2,394
3.130% due 07/16/2029	5,667	5,449

Master Credit Card Trust
1.414% due 07/21/2024 •	3,125	2,916

Motor PLC
1.477% due 09/25/2024 •	1,625	1,624

Mountain View CLO Ltd.
2.631% due 10/15/2026 •	1,976	1,956

Navient Private Education Loan Trust
1.055% due 12/15/2059 •	256	256
1.555% due 11/15/2030 •	1,513	1,513
1.905% due 12/15/2028 •	9,849	9,822

Navient Private Education Refi Loan Trust
1.005% due 12/15/2059 •	7,664	7,651

Navient Student Loan Trust
1.105% due 12/15/2059 •	8,835	8,774
1.297% due 03/25/2067 •	15,496	15,310
3.430% due 12/15/2059	1,499	1,503

Nelnet Student Loan Trust
1.793% due 08/23/2027 •	1,353	1,349

Nissan Master Owner Trust Receivables
1.135% due 11/15/2023 •	45,000	42,928

OneMain Financial Issuance Trust
3.660% due 02/20/2029	24	24

Oscar U.S. Funding LLC
2.490% due 08/10/2022	1,317	1,323

Oscar U.S. Funding Trust LLC
1.333% due 08/10/2021 •	808	808

Palmer Square CLO Ltd.
2.542% due 08/15/2026 •	2,583	2,517

Palmer Square Loan Funding Ltd.
2.431% due 04/15/2026 •	5,575	5,493
2.481% due 07/15/2026 •	6,037	5,895
2.592% due 11/15/2026 •	6,472	6,323
2.701% due 10/24/2027 •	14,274	13,898
2.789% due 04/20/2027 •	18,572	18,189

Penarth Master Issuer PLC
1.062% due 09/18/2022 •	41,000	40,582

PFS Financing Corp.
1.255% due 04/15/2024 •	6,000	5,706

PHEAA Student Loan Trust
1.897% due 11/25/2065 •	5,153	5,042

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLC Student Loan Trust
0.851% due 03/15/2027 •	$4,191	$4,154
0.861% due 06/15/2029 •	13,793	13,535

SLM Private Credit Student Loan Trust
1.071% due 03/15/2024 •	1,561	1,540

SLM Private Education Loan Trust
2.205% due 03/15/2032 •	10,659	10,668

SLM Student Loan Trust
1.211% due 12/15/2027 •	14,438	14,319
1.291% due 12/15/2025 •	2,581	2,552
1.884% due 10/25/2024 •	151	151
1.884% due 01/26/2026 •	5,411	5,299
1.934% due 10/25/2028 •	3,311	3,245
2.344% due 01/25/2028 •	3,411	3,397

SMB Private Education Loan Trust
1.005% due 09/15/2025 •	924	923
1.905% due 07/15/2027 •	8,449	8,441
3.050% due 05/15/2026	691	695

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	1,747	1,667
2.770% due 05/25/2026	461	458

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	3,625	3,519
3.240% due 02/25/2028	1,774	1,722

SoFi Professional Loan Program LLC
1.797% due 07/25/2039 •	408	405
2.050% due 01/25/2041	329	329

SoFi Professional Loan Program Trust
2.060% due 05/15/2046	5,743	5,605
3.080% due 01/25/2048	2,443	2,435
3.120% due 02/25/2048	4,250	4,273

Tesla Auto Lease Trust
2.130% due 04/20/2022	9,100	9,137

Towd Point Mortgage Trust
1.947% due 05/25/2058 •	2,847	2,809

Trillium Credit Card Trust
1.295% due 12/26/2024 •	40,000	37,504

Upstart Securitization Trust
2.322% due 04/22/2030	2,000	1,889
3.450% due 04/20/2026	125	124

Utah State Board of Regents
1.697% due 09/25/2056 •	2,516	2,488
1.697% due 01/25/2057 •	3,234	3,200

Venture CDO Ltd.
2.711% due 04/15/2027 •	6,700	6,527

Venture CLO Ltd.
3.049% due 04/20/2029 •	14,200	13,737

Voya CLO Ltd.
2.514% due 07/25/2026 •	994	973

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WhiteHorse Ltd.
2.996% due 07/17/2026 •	$2,968	$2,952

Z Capital Credit Partners CLO Ltd.
2.793% due 07/16/2027 •	3,100	3,021

Total Asset-Backed Securities (Cost $589,337)		575,523

SOVEREIGN ISSUES 0.7%

Industrial Bank of Korea
2.256% (US0003M + 0.450%) due 10/23/2022 ~	10,000	9,857

Japan Bank for International Cooperation
2.209% (US0003M + 0.390%) due 07/21/2020 ~	5,000	5,001

Korea Development Bank
2.042% (US0003M + 0.350%) due 02/18/2023 ~	12,900	12,523

Total Sovereign Issues (Cost $27,897)		27,381

SHORT-TERM INSTRUMENTS 10.4%

CERTIFICATES OF DEPOSIT 1.1%

Emirates NBD PJSC
2.850% due 05/04/2020	6,000	6,011

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~	5,000	4,995

Sumitomo Mitsui Banking Corp.
2.087% (US0003M + 0.350%) due 11/05/2021 ~	14,000	13,732
2.111% (US0003M + 0.370%) due 11/05/2021 ~	20,000	19,609

		44,347

COMMERCIAL PAPER 5.8%

Anthem, Inc.
1.750% due 04/06/2020	6,200	6,199

Aviation Capital Group LLC
1.850% due 04/06/2020	36,000	35,996

British Aerospace PLC
1.500% due 06/08/2020	40,000	39,747

Broadcom, Inc.
1.500% due 04/02/2020	32,800	32,795

Campbell Soup Co.
1.400% due 04/06/2020	16,000	15,995

Entergy Corp.
1.720% due 05/04/2020	6,000	5,991

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Huntington Ingalls Industries, Inc.
1.800% due 04/06/2020	$10,500	$10,499

Keurig Dr Pepper
1.710% due 04/28/2020	20,000	19,949

Sempra Energy Holdings
1.400% due 04/23/2020	3,000	2,994
1.750% due 04/20/2020	40,000	39,929

Syngenta Wilmington
2.250% due 06/05/2020	8,600	8,551

Walt Disney Co.
2.000% due 06/16/2020	3,600	3,590

Xcel Energy, Inc.
1.760% due 04/02/2020	15,000	14,998

		237,233

REPURCHASE AGREEMENTS (b) 3.5%
		142,500

Total Short-Term Instruments (Cost $424,939)		424,080

Total Investments in Securities (Cost $3,277,412)		3,197,281

	SHARES
INVESTMENTS IN AFFILIATES 25.4%

SHORT-TERM INSTRUMENTS 25.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.4%

PIMCO Short Asset Portfolio	54,161,817	525,857

PIMCO Short-Term Floating NAV Portfolio III	51,861,150	509,328

Total Short-Term Instruments (Cost $1,047,550)		1,035,185

Total Investments in Affiliates (Cost $1,047,550)		1,035,185

Total Investments 104.0% (Cost $4,324,962)		$4,232,466

Financial Derivative Instruments (d) (0.0)% (Cost or Premiums, net $89)		(16)

Other Assets and Liabilities, net (4.0)%		(161,309)

Net Assets 100.0%		$4,071,141

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
BSN	0.000%	03/31/2020	04/01/2020	$115,100	U.S. Treasury Notes 2.500% due 05/15/2024	$(117,604)	$115,100	$115,100
MBC	0.000	03/31/2020	04/01/2020	27,400	U.S. Treasury Notes 2.000% due 10/31/2022	(28,309)	27,400	27,400

Total Repurchase Agreements						$(145,913)	$142,500	$142,500

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BPS	1.350%	03/16/2020	04/16/2020	$(88,445)	$(88,498)
RCY	0.850	03/17/2020	06/17/2020	(66,851)	(66,875)

Total Reverse Repurchase Agreements					$(155,373)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$0	$(88,498)	$0	$(88,498)	$95,599	$7,101
BSN	115,100	0	0	115,100	(117,604)	(2,504)
MBC	27,400	0	0	27,400	(28,309)	(909)
RCY	0	(66,875)	0	(66,875)	69,409	2,534

Total Borrowings and Other Financing Transactions	$142,500	$(155,373)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(88,498)	$(66,875)	$0	$(155,373)

Total Borrowings	$0	$(88,498)	$(66,875)	$0	$(155,373)

Payable for reverse repurchase agreements					$(155,373)

(c)	Securities with an aggregate market value of $162,078 and cash of $2,930 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(63,719) at a weighted average interest rate of 1.765%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	1,008	$222,146	$3,546	$0	$(32)
U.S. Treasury 10-Year Note June Futures	06/2020	820	113,724	440	0	(115)

				$3,986	$0	$(147)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2020	1,145	$(143,536)	$(2,818)	$54	$0
U.S. Treasury 10-Year Ultra June Futures	06/2020	261	(40,724)	(2,305)	85	0

				$(5,123)	$139	$0

Total Futures Contracts				$(1,137)	$139	$(147)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300%	Annual	03/01/2022	$123,200	$89	$(5,561)	$(5,472)	$0	$(8)

Total Swap Agreements						$89	$(5,561)	$(5,472)	$0	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$139	$0	$139	$0	$ (147)		$(8)	$(155)

Cash of $6,404 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$139	$139

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$147	$147
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$155	$155

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,312	$2,312
Swap Agreements	0	0	0	0	(8,077)	(8,077)

	$0	$0	$0	$0	$(5,765)	$(5,765)

Over the counter
Written Options	$0	$0	$0	$0	$3	$3

	$0	$0	$0	$0	$(5,762)	$(5,762)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,043)	$(1,043)
Swap Agreements	0	0	0	0	(3,055)	(3,055)

	$0	$0	$0	$0	$(4,098)	$(4,098)

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,128,295	$0	$1,128,295
Industrials	0	588,421	0	588,421
Utilities	0	98,468	0	98,468
Municipal Bonds & Notes
California	0	11,049	0	11,049
Washington	0	7,030	0	7,030
U.S. Government Agencies	0	300,497	0	300,497
Non-Agency Mortgage-Backed Securities	0	36,537	0	36,537
Asset-Backed Securities	0	575,523	0	575,523
Sovereign Issues	0	27,381	0	27,381
Short-Term Instruments
Certificates of Deposit	0	44,347	0	44,347
Commercial Paper	0	237,233	0	237,233
Repurchase Agreements	0	142,500	0	142,500

	$0	$3,197,281	$0	$3,197,281

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,035,185	$0	$0	$1,035,185

Total Investments	$1,035,185	$3,197,281	$0	$4,232,466

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$139	$0	$0	$139

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(147)	$(8)	$0	$(155)

Total Financial Derivative Instruments	$(8)	$(8)	$0	$(16)

Totals	$1,035,177	$3,197,273	$0	$4,232,450

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. Certain Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class

44	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2020

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Government Money Market Fund	Daily	Monthly

PIMCO Low Duration Fund II	Daily	Monthly

PIMCO Low Duration ESG Fund	Daily	Monthly

PIMCO Short Asset Investment Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares, except for PIMCO Government Money Market Fund, are

ANNUAL REPORT	MARCH 31, 2020	45

Notes to Financial Statements (Cont.)

ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern Time (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

Except for the PIMCO Government Money Market Fund, for the purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

46	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2020

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In

ANNUAL REPORT	MARCH 31, 2020	47

Notes to Financial Statements (Cont.)

accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

48	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2020

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price. The PIMCO Government Money Market Fund is an exception because this Fund values all holdings at amortized cost.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund (except the PIMCO Government Money Market Fund) may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$51,036	$1,346	$(24,301)	$(94)	$(537)	$27,450	$1,346	$0

PIMCO Short Asset Investment Fund	1,175,985	437,453	(1,057,001)	(22,032)	(8,548)	525,857	35,452	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$215	$4	$(100)	$0	$(1)	$118	$3	$0

PIMCO Short Asset Investment Fund	558	774,053	(264,901)	(407)	25	509,328	153	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however,

ANNUAL REPORT	MARCH 31, 2020	49

Notes to Financial Statements (Cont.)

interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National

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Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In

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Notes to Financial Statements (Cont.)

periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

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The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a

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Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments

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Notes to Financial Statements (Cont.)

received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

High Yield	—	—	X	—

Market	X	X	X	X

Issuer	—	X	X	X

Liquidity	—	X	X	X

Derivatives	—	X	X	X

Equity	—	X	X	—

Mortgage-Related and Other Asset-Backed Securities	—	X	X	X

Foreign (Non-U.S.) Investment	—	—	X	X

Emerging Markets	—	—	X	X

Sovereign Debt	—	—	X	—

Currency	—	—	X	—

Leveraging	—	X	X	X

Management	X	X	X	X

Reverse Repurchase Agreements and Other Borrowings	X	—	—	—

Short Exposure	—	X	X	X

Responsible Investing	—	—	X	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

56	PIMCO SHORT DURATION STRATEGY FUNDS

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Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

ANNUAL REPORT	MARCH 31, 2020	57

Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Reverse Repurchase Agreements and Other Borrowings Risk  is the risk that reverse repurchase agreements or other borrowings may increase a Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

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Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

ANNUAL REPORT	MARCH 31, 2020	59

Notes to Financial Statements (Cont.)

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class M	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Government Money Market Fund	0.12%		0.06%	0.06%	0.16%	N/A		0.06%	0.21%	0.21%
PIMCO Low Duration Fund II	0.25%		0.25%	N/A	N/A	N/A		0.25%	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%		0.25%	N/A	0.35%	0.45%	*(2)	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.20%	(1)	0.14%	0.14%	0.24%	0.34%	(2)	0.14%	0.24%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	Prior to August 1, 2019, PIMCO contractually agreed to waive its Investment Advisory Fee by 0.03% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares of the Funds (except for the PIMCO Government Money Market Fund), and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares of the Funds (except for the PIMCO Government Money Market Fund) (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution,

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administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares of the Funds (except for the PIMCO Government Money Market Fund).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	—	0.25%
Class C

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO Government Money Market Fund	0.10%(1)

All Other Funds	0.25%

(1)

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. Effective December 2, 2019, purchases of Class A shares of the PIMCO Short Asset Investment Fund are no longer subject to an initial sales charge or contingent deferred sales charge. However, regular sales charges may apply when Class A shares of the PIMCO Short Asset Investment Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Short Asset Investment Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable

ANNUAL REPORT	MARCH 31, 2020	61

Notes to Financial Statements (Cont.)

amounts to PIMCO (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2020, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Short Asset Investment Fund	$1,531	$1,610	$539	$3,680

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Distributor have entered into the Fee and Expense Limitation Agreement, pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the PIMCO Government Money Market Fund’s Supervisory and Administrative Fee, any distribution and/or service (12b-1) fees applicable to a class of such Fund, or the Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Government Money Market Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee and Expense Limitation Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee Fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. The total recoverable amounts to PIMCO (from the Fee and Expense Limitation Agreement) at March 31, 2020, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Government Money Market Fund	$0	$1	$135	$136

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Low Duration Fund II	$10,282	$6,166

PIMCO Low Duration ESG Fund	503	4,958

PIMCO Short Asset Investment Fund	530,655	1,311,225

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these

62	PIMCO SHORT DURATION STRATEGY FUNDS

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arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Low Duration Fund II	$794,332	$816,685	$28,510	$82,307

PIMCO Low Duration ESG Fund	858,945	850,288	39,889	45,738

PIMCO Short Asset Investment Fund	677,977	496,834	1,997,108	1,804,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Government Money Market Fund				PIMCO Low Duration Fund II

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,019,784	$2,019,784	877,975	$877,975	8,111	$78,955	6,571	$63,241

Class M	7,054,915	7,054,915	8,021,816	8,021,816	N/A	N/A	N/A	N/A

I-2	93,135	93,135	26,633	26,633	N/A	N/A	N/A	N/A

Administrative Class	1,532,173	1,532,172	536,906	536,906	21	208	36	342

Class A	1,634,866	1,634,865	647,178	647,178	N/A	N/A	N/A	N/A

Class C	80,750	80,749	53,237	53,237	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	5,025	5,025	3,255	3,255	953	9,272	841	8,102

Class M	5,465	5,465	5,954	5,954	N/A	N/A	N/A	N/A

I-2	338	338	216	216	N/A	N/A	N/A	N/A

Administrative Class	3,153	3,153	1,590	1,590	23	227	20	195

Class A	13,116	13,116	4,667	4,667	N/A	N/A	N/A	N/A

Class C	637	637	697	697	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(1,864,957)	(1,864,957)	(694,703)	(694,703)	(5,839)	(56,803)	(7,432)	(71,538)

Class M	(7,037,345)	(7,037,345)	(8,100,304)	(8,100,304)	N/A	N/A	N/A	N/A

I-2	(45,583)	(45,583)	(23,286)	(23,286)	N/A	N/A	N/A	N/A

Administrative Class	(1,394,581)	(1,394,581)	(579,237)	(579,237)	(10)	(100)	(5)	(48)

Class A	(1,026,531)	(1,026,531)	(337,269)	(337,269)	N/A	N/A	N/A	N/A

Class C	(46,877)	(46,877)	(41,699)	(41,699)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	1,027,483	$1,027,480	403,626	$403,626	3,259	$31,759	31	$294

ANNUAL REPORT	MARCH 31, 2020	63

Notes to Financial Statements (Cont.)

	PIMCO Low Duration ESG Fund						PIMCO Short Asset Investment Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	7,405	$70,542	9,509		$89,484		391,913	$3,915,878	482,764		$4,844,578

Class M	N/A	N/A	N/A		N/A		249	2,500	498		5,000

I-2	10,049	95,725	2,659		25,045		63,802	637,375	45,142		452,995

I-3	N/A	N/A	N/A		N/A		1,080	10,764	351	(a)	3,512	(a)

Administrative Class	N/A	N/A	8	(b)	71	(b)	82,752	828,103	200,649		2,013,965

Class A	N/A	N/A	N/A		N/A		58,008	579,810	62,781		630,125

Class C	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A
Issued as reinvestment of distributions

Institutional Class	465	4,427	397		3,735		8,789	87,836	7,779		78,015

Class M	N/A	N/A	N/A		N/A		13	127	11		114

I-2	176	1,681	103		970		936	9,357	755		7,568

I-3	N/A	N/A	N/A		N/A		2	20	2	(a)	22	(a)

Administrative Class	N/A	N/A	1	(b)	14	(b)	132	1,321	208		2,083

Class A	N/A	N/A	N/A		N/A		1,056	10,557	1,058		10,608

Class C	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A
Cost of shares redeemed

Institutional Class	(10,658)	(101,249)	(4,824)		(45,394)		(492,812)	(4,913,469)	(311,722)		(3,126,615)

Class M	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A

I-2	(3,269)	(31,100)	(1,602)		(15,084)		(65,212)	(650,506)	(28,514)		(286,055)

I-3	N/A	N/A	N/A		N/A		(1,272)	(12,667)	(82	)(a)	(819	)(a)

Administrative Class	N/A	N/A	(262	)(b)	(2,465	)(b)	(84,471)	(844,549)	(193,094)		(1,937,856)

Class A	N/A	N/A	N/A		N/A		(62,498)	(621,519)	(51,780)		(519,560)

Class C	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A

Net increase (decrease) resulting from Fund share transactions	4,168	$40,026	5,989		$56,376		(97,533)	$(959,062)	216,806		$2,177,680

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Low Duration Fund II	1	0	18%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

64	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2020

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Government Money Market Fund	$112	$0	$0	($109)	$0	$0	$0

PIMCO Low Duration Fund II	373	0	1,638	(40)	(11,035)	0	0

PIMCO Low Duration ESG Fund	52	0	(341)	(5)	(4,998)	0	0

PIMCO Short Asset Investment Fund	155	0	(104,308)	(134)	(34,665)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Government Money Market Fund	$0	$0

PIMCO Low Duration Fund II	5,511	5,524

PIMCO Low Duration ESG Fund	1,188	3,810

PIMCO Short Asset Investment Fund	17,084	17,581

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Government Money Market Fund	$3,002,434	$0	$0	$0

PIMCO Low Duration Fund II	517,268	6,746	(5,086)	1,660

PIMCO Low Duration ESG Fund	363,222	8,327	(8,656)	(329)

PIMCO Short Asset Investment Fund	4,330,166	5,072	(109,380)	(104,308)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Lehman securities, unrealized gain or loss on certain futures, and forward contracts, straddle loss deferrals, and realized and unrealized gain (loss) swap contracts.

ANNUAL REPORT	MARCH 31, 2020	65

Notes to Financial Statements (Cont.)

March 31, 2020

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Government Money Market Fund	$31,876	$0	$0	$19,521	$0	$0

PIMCO Low Duration Fund II	9,960	0	0	8,700	0	0

PIMCO Low Duration ESG Fund	6,231	0	0	4,884	0	0

PIMCO Short Asset Investment Fund	112,694	0	0	101,500	1,126	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Board of Trustees approved changes to the PIMCO Low Duration ESG Fund’s principal investment strategies. These changes will be effective on June 22, 2020.

There were no other subsequent events identified that require recognition or disclosure.

66	PIMCO SHORT DURATION STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	67

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co. LLC	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	GST	Goldman Sachs International	NXN	Natixis New York

BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RCY	Royal Bank of Canada

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	RDR	RBC Capital Markets LLC

BSN	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC	SAL	Citigroup Global Markets, Inc.

CBK	Citibank N.A.	MBC	HSBC Bank Plc	SGY	Societe Generale, NY

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	TDM	TD Securities (USA) LLC

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen

CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	CMBX	Commercial Mortgage-Backed Index	US0001M	1 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	SOFRRATE	Secured Overnight Financing Rate

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate

ALT	Alternate Loan Trust	DAC	Designated Activity Company	NCUA	National Credit Union Administration

BTP	Buoni del Tesoro Poliennali	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap

CDO	Collateralized Debt Obligation	FDIC	Federal Deposit Insurance Corp.	TBA	To-Be-Announced

68	PIMCO SHORT DURATION STRATEGY FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction%	Qualified Dividend Income%	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Government Money Market Fund	0%	0%	$31,876	$0

PIMCO Low Duration Fund II	0%	0%	9,960	0

PIMCO Low Duration ESG Fund	0%	0%	6,231	0

PIMCO Short Asset Investment Fund	0%	0%	69,014	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	69

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

70	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	71

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

72	PIMCO SHORT DURATION STRATEGY FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	73

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

74	PIMCO SHORT DURATION STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3007AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

StocksPLUS® Funds

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions....Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned

2	PIMCO STOCKSPLUS® FUNDS

8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Funds or a reduction in the effectiveness of related Fund transactions such as hedges. There

4	PIMCO STOCKSPLUS® FUNDS

remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to the Funds.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares , if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	04/27/18	01/07/97	01/20/97	01/20/97	12/31/02	Diversified
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	04/27/18	—	07/31/03	07/31/03	—	Diversified
PIMCO StocksPLUS® International Fund (Unhedged)	11/30/06	11/30/06	04/30/08	04/27/18	—	11/30/06	11/30/06	—	Diversified
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	04/27/18	—	10/30/03	10/30/03	—	Diversified
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	Diversified
PIMCO StocksPLUS® Short Fund	07/23/03	07/23/03	01/29/10	04/27/18	—	07/31/06	07/31/06	—	Diversified
PIMCO StocksPLUS® Small Fund	03/31/06	03/31/06	04/30/08	04/27/18	06/30/14	07/31/06	07/31/06	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Funds (Cont.)

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by The Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

6	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
I-2 - PSKPX	Class C - PSPCX
I-3 - PSTNX	Class R - PSPRX
Administrative Class - PPLAX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Short-Term Instruments‡	32.6%

Corporate Bonds & Notes	21.8%

U.S. Government Agencies	21.2%

U.S. Treasury Obligations	8.7%

Asset-Backed Securities	8.4%

Non-Agency Mortgage- Backed Securities	3.8%

Sovereign Issues	2.8%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	(9.02)%	5.93%	10.88%	9.27%
PIMCO StocksPLUS® Fund I-2	(9.13)%	5.84%	10.75%	9.23%
PIMCO StocksPLUS® Fund I-3	(9.26)%	5.74%	10.70%	9.17%
PIMCO StocksPLUS® Fund Administrative Class	(9.22)%	5.67%	10.64%	8.97%
PIMCO StocksPLUS® Fund Class A	(9.44)%	5.51%	10.43%	8.80%
PIMCO StocksPLUS® Fund Class A (adjusted)	(12.84)%	4.70%	10.01%	8.68%
PIMCO StocksPLUS® Fund Class C	(9.79)%	4.98%	9.89%	8.27%
PIMCO StocksPLUS® Fund Class C (adjusted)	(10.56)%	4.98%	9.89%	8.27%
PIMCO StocksPLUS® Fund Class R	(9.64)%	5.23%	10.17%	8.57%
S&P 500 Index	(6.98)%	6.73%	10.53%	8.95%
Lipper Large-Cap Core Funds Average	(8.13)%	5.15%	9.06%	8.23%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.58% for the Institutional Class shares, 0.68% for I-2 shares, 0.78% for I-3 shares, 0.83% for Administrative Class shares, 0.98% for Class A shares, 1.48% for Class C shares, and 1.23% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute returns, as the S&P 500 Index returned -6.98%.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of intermediate U.S. treasuries added to performance where yields decreased.

»	Holdings of Agency mortgage-backed securities contributed to returns, as the total return of these securities was positive.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these bonds decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Emerging market currency strategies detracted from returns, driven by long Brazilian real and South African rand vs the U.S. dollar as the U.S. dollar strengthened relative to these currencies.

ANNUAL REPORT	MARCH 31, 2020	7

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
I-2 - PTOPX	Class C - PSOCX
I-3 - PSPNX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	26.5%

U.S. Treasury Obligations	24.7%

Short-Term Instruments‡	23.4%

Corporate Bonds & Notes	8.7%

Asset-Backed Securities	8.2%

Non-Agency Mortgage- Backed Securities	5.2%

Sovereign Issues	3.0%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	(11.40)%	5.66%	11.54%	9.13%
PIMCO StocksPLUS® Absolute Return Fund I-2	(11.54)%	5.53%	11.42%	9.04%
PIMCO StocksPLUS® Absolute Return Fund I-3	(11.60)%	5.48%	11.37%	8.97%
PIMCO StocksPLUS® Absolute Return Fund Class A	(11.78)%	5.22%	11.09%	8.70%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	(15.09)%	4.42%	10.66%	8.47%
PIMCO StocksPLUS® Absolute Return Fund Class C	(12.45)%	4.43%	10.26%	7.89%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	(13.25)%	4.43%	10.26%	7.89%
S&P 500 Index	(6.98)%	6.73%	10.53%	7.72%
Lipper Large-Cap Core Funds Average	(8.13)%	5.15%	9.06%	6.91%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.73% for the Institutional Class shares, 0.83% for I-2 shares, 0.93% for I-3 shares, 1.13% for Class A shares, and 1.88% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute returns, as the S&P 500 Index returned -6.98%.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of intermediate U.S. treasuries contributed to performance where, yields decreased.

»	Holdings of Agency mortgage-backed securities contributed to returns, as the total return of these securities was positive.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these bonds decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

»	Select holdings of external emerging markets debt, primarily in Argentina, detracted from returns, as the value of these holdings decreased.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Emerging market currency strategies detracted from returns, driven by long Brazilian real and South African rand vs the U.S. dollar as the U.S. dollar strengthened relative to these currencies.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class - PSKIX	Class A - PPUAX
I-2 - PPLPX	Class C - PPUCX
I-3 - PSKNX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Short-Term Instruments‡	42.1%

U.S. Government Agencies	21.3%

U.S. Treasury Obligations	20.5%

Corporate Bonds & Notes	6.0%

Asset-Backed Securities	4.6%

Non-Agency Mortgage- Backed Securities	3.1%

Sovereign Issues	1.8%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (11/30/06)
PIMCO StocksPLUS® International Fund (Unhedged) Institutional Class	(17.98)%	(1.46)%	3.72%	2.69%
PIMCO StocksPLUS® International Fund (Unhedged) I-2	(17.99)%	(1.54)%	3.64%	2.60%
PIMCO StocksPLUS® International Fund (Unhedged) I-3	(18.03)%	(1.60)%	3.57%	2.53%
PIMCO StocksPLUS® International Fund (Unhedged) Class A	(18.08)%	(1.80)%	3.32%	2.29%
PIMCO StocksPLUS® International Fund (Unhedged) Class A (adjusted)	(21.14)%	(2.56)%	2.92%	1.99%
PIMCO StocksPLUS® International Fund (Unhedged) Class C	(18.62)%	(2.53)%	2.56%	1.52%
PIMCO StocksPLUS® International Fund (Unhedged) Class C (adjusted)	(19.43)%	(2.53)%	2.56%	1.52%
MSCI EAFE Index	(14.38)%	(0.62)%	2.72%	0.91%
Lipper International Multi-Cap Core Funds Average	(16.22)%	(1.59)%	1.95%	0.17%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.73% for Institutional Class shares, 0.83% for I-2 shares, 0.93% for I-3 shares, 1.13% for Class A shares, and 1.88% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE detracted from absolute returns, as the index returned -14.38%.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of intermediate U.S. treasuries contributed to performance, where yields decreased.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these bonds decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

»	Select holdings of external emerging markets debt, primarily in Argentina, detracted from returns as the value of these holdings decreased.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Emerging market currency strategies detracted from returns, driven by long Brazilian real and South African rand vs the U.S. dollar as the U.S. dollar strengthened relative to these currencies.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
I-2 - PIUHX	Class C - PIPCX
I-3 - PISNX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	37.4%

U.S. Government Agencies	26.7%

Short-Term Instruments‡	11.1%

Asset-Backed Securities	9.0%

Corporate Bonds & Notes	7.7%

Non-Agency Mortgage- Backed Securities	4.4%

Sovereign Issues	3.1%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Institutional Class	(14.98)%	0.40%	5.98%	7.35%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-2	(15.08)%	0.27%	5.87%	7.26%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-3	(15.13)%	0.24%	5.82%	7.20%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A	(15.36)%	(0.04)%	5.55%	6.91%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A (adjusted)	(18.53)%	(0.80)%	5.15%	6.54%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C	(15.91)%	(0.78)%	4.77%	6.14%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C (adjusted)	(16.66)%	(0.78)%	4.77%	6.14%
MSCI EAFE Hedged USD Index	(10.28)%	1.37%	5.19%	5.65%
Lipper International Multi-Cap Core Funds Average	(16.22)%	(1.59)%	1.95%	3.86%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for the Institutional Class shares, 0.97% for I-2 shares, 1.07% for I-3 shares, 1.27% for Class A shares, and 2.02% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Hedged USD Index detracted from absolute returns, as the Index returned -10.28%.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of intermediate U.S. treasuries contributed to performance where yields decreased.

»	Holdings of Agency mortgage-backed securities contributed to returns, as the total return of these securities was positive.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these holdings decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

»	Select holdings of external emerging markets debt, primarily in Argentina, detracted from returns as the value of these holdings decreased.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Emerging market currency strategies detracted from returns, driven by long Brazilian Real and South African Rand vs the U.S. dollar as the U.S. dollar strengthened relative to these currencies.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	39.8%

Corporate Bonds & Notes	31.5%

U.S. Government Agencies	15.8%

Short-Term Instruments‡	5.6%

Asset-Backed Securities	1.7%

Non-Agency Mortgage- Backed Securities	1.7%

Municipal Bonds & Notes	1.3%

Preferred Securities	1.1%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	7.23%	11.54%	18.05%	13.64%
S&P 500 Index	(6.98)%	6.73%	10.53%	6.81%
S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	9.56%	11.98%	18.94%	13.88%
Lipper Specialty Diversified Equity Funds Average	(7.76)%	7.02%	12.01%	8.73%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 1.11% for Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Treasury Inflation Protected Securities held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates decreased.

»	Out of benchmark exposure to non-Agency mortgage-backed securities detracted from performance, as the strategy underperformed like duration Treasuries.

»	U.S. interest rate strategies detracted overall as long-end curve positioning detracted from performance, amid falling yields.

»	Select out of benchmark exposure to below investment grade securities detracted from performance, as spreads widened.

»	Underweight exposure and security selection within investment grade industrials contributed to performance, as spreads widened.

ANNUAL REPORT	MARCH 31, 2020	11

PIMCO StocksPLUS® Short Fund

Institutional Class - PSTIX	Class A - PSSAX
I-2 - PSPLX	Class C - PSSCX
I-3 - PSNNX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	38.1%

U.S. Government Agencies	30.5%

Asset-Backed Securities	10.1%

Corporate Bonds & Notes	9.4%

Non-Agency Mortgage- Backed Securities	4.8%

Sovereign Issues	4.1%

Short-Term Instruments‡	1.9%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® Short Fund Institutional Class	0.16%	(6.36)%	(8.84)%	(4.11)%
PIMCO StocksPLUS® Short Fund I-2	0.18%	(6.45)%	(8.92)%	(4.19)%
PIMCO StocksPLUS® Short Fund I-3	0.04%	(6.53)%	(8.98)%	(4.23)%
PIMCO StocksPLUS® Short Fund Class A	(0.13)%	(6.77)%	(9.18)%	(4.51)%
PIMCO StocksPLUS® Short Fund Class A (adjusted)	(3.85)%	(7.49)%	(9.53)%	(4.72)%
PIMCO StocksPLUS® Short Fund Class C	(0.84)%	(7.40)%	(9.86)%	(5.23)%
PIMCO StocksPLUS® Short Fund Class C (adjusted)	(1.83)%	(7.40)%	(9.86)%	(5.23)%
S&P 500 Index	(6.98)%	6.73%	10.53%	8.12%
Inverse of S&P 500 Index	3.66%	(8.05)%	(11.19)%	(9.33)%
Lipper Dedicated Short-Bias Fund Average	6.46%	(14.95)%	(20.28)%	(15.86)% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 07/31/2003.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.77% for the Institutional Class shares, 0.87% for I-2 shares, 0.97% for I-3 shares, 1.17% for Class A shares, and 1.92% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Short Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (“S&P 500”) by investing primarily in short positions with respect to the S&P 500 or specific S&P 500 securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the S&P 500 on a daily basis, subject to certain limitations. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s inverse exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the S&P 500 Index returned -6.98%.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of intermediate U.S. treasuries contributed to performance, where yields decreased.

»	Holdings of Agency mortgage-backed securities contributed to returns, as the total return of these securities was positive.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these bonds decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

»	Select holdings of external emerging markets debt, primarily in Argentina, detracted from returns, as the value of these holdings decreased.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Emerging market currency strategies detracted from returns, driven by long Brazilian real and South African rand vs the U.S. dollar as the U.S. dollar strengthened relative to these currencies.

12	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Small Fund

Institutional Class - PSCSX	Administrative Class - PCKTX
I-2 - PCKPX	Class A - PCKAX
I-3 - PSNSX	Class C - PCKCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	30.8%

U.S. Government Agencies	24.4%

Short-Term Instruments‡	21.8%

Corporate Bonds & Notes	7.7%

Asset-Backed Securities	6.0%

Non-Agency Mortgage- Backed Securities	5.4%

Sovereign Issues	3.1%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (03/31/06)
PIMCO StocksPLUS® Small Fund Institutional Class	(27.82)%	(0.86)%	8.41%	7.19%
PIMCO StocksPLUS® Small Fund I-2	(27.83)%	(0.95)%	8.28%	7.07%
PIMCO StocksPLUS® Small Fund I-3	(27.89)%	(1.01)%	8.25%	7.03%
PIMCO StocksPLUS® Small Fund Administrative Class	(28.00)%	(1.11)%	8.15%	6.93%
PIMCO StocksPLUS® Small Fund Class A	(28.05)%	(1.24)%	7.99%	6.80%
PIMCO StocksPLUS® Small Fund Class A (adjusted)	(30.75)%	(1.99)%	7.58%	6.51%
PIMCO StocksPLUS® Small Fund Class C	(28.61)%	(1.98)%	7.18%	5.97%
PIMCO StocksPLUS® Small Fund Class C (adjusted)	(29.28)%	(1.98)%	7.18%	5.97%
Russell 2000® Index	(23.99)%	(0.25)%	6.90%	4.40%
Lipper Small-Cap Core Funds Average	(26.46)%	(1.99)%	5.57%	3.73%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.83% for the Institutional Class shares, 0.93% for I-2 shares, 1.03% for I-3 shares, 1.08% for Administrative Class shares, 1.23% for Class A shares, and 1.98% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Small Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the Russell 2000 Index detracted from absolute returns, as it returned -23.99%.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of intermediate U.S. treasuries contributed to performance, where yields decreased.

»	Holdings of Agency mortgage-backed securities contributed to returns, as the total return of these securities was positive.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these bonds decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

»	Select holdings of external emerging markets debt, primarily in Argentina, detracted from returns, as the value of these holdings decreased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Emerging market currency strategies detracted from returns, driven by long Brazilian real and South African rand vs the U.S. dollar as the U.S. dollar strengthened relative to these currencies.

ANNUAL REPORT	MARCH 31, 2020	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$857.70	$2.65	$1,000.00	$1,022.15	$2.88	0.57%
I-2	1,000.00	856.80	3.11	1,000.00	1,021.65	3.39	0.67
I-3	1,000.00	856.20	3.34	1,000.00	1,021.40	3.64	0.72
Administrative Class	1,000.00	856.10	3.81	1,000.00	1,020.90	4.14	0.82
Class A	1,000.00	854.80	4.50	1,000.00	1,020.15	4.90	0.97
Class C	1,000.00	853.80	6.81	1,000.00	1,017.65	7.41	1.47
Class R	1,000.00	854.50	5.66	1,000.00	1,018.90	6.16	1.22

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$838.80	$3.31	$1,000.00	$1,021.40	$3.64	0.72%
I-2	1,000.00	837.90	3.77	1,000.00	1,020.90	4.14	0.82
I-3	1,000.00	837.50	4.00	1,000.00	1,020.65	4.39	0.87
Class A	1,000.00	836.60	5.14	1,000.00	1,019.40	5.65	1.12
Class C	1,000.00	834.00	8.57	1,000.00	1,015.65	9.42	1.87

14	PIMCO STOCKSPLUS® FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class	$1,000.00	$805.40	$3.34	$1,000.00	$1,021.30	$3.74	0.74%
I-2	1,000.00	805.60	3.79	1,000.00	1,020.80	4.24	0.84
I-3	1,000.00	805.20	4.02	1,000.00	1,020.55	4.50	0.89
Class A	1,000.00	805.20	5.14	1,000.00	1,019.30	5.76	1.14
Class C	1,000.00	801.80	8.51	1,000.00	1,015.55	9.52	1.89

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$806.30	$4.29	$1,000.00	$1,020.25	$4.80	0.95%
I-2	1,000.00	805.20	4.74	1,000.00	1,019.75	5.30	1.05
I-3	1,000.00	804.80	4.96	1,000.00	1,019.50	5.55	1.10
Class A	1,000.00	803.80	6.09	1,000.00	1,018.25	6.81	1.35
Class C	1,000.00	801.60	9.46	1,000.00	1,014.50	10.58	2.10

PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$901.00	$4.23	$1,000.00	$1,020.55	$4.50	0.89%

PIMCO StocksPLUS® Short Fund
Institutional Class	$1,000.00	$1,050.30	$5.28	$1,000.00	$1,019.85	$5.20	1.03%
I-2	1,000.00	1,050.70	5.79	1,000.00	1,019.35	5.70	1.13
I-3	1,000.00	1,049.30	6.05	1,000.00	1,019.10	5.96	1.18
Class A	1,000.00	1,049.00	7.33	1,000.00	1,017.85	7.21	1.43
Class C	1,000.00	1,045.70	11.15	1,000.00	1,014.10	10.98	2.18

PIMCO StocksPLUS® Small Fund
Institutional Class	$1,000.00	$728.30	$3.28	$1,000.00	$1,021.20	$3.84	0.76%
I-2	1,000.00	727.70	3.71	1,000.00	1,020.70	4.34	0.86
I-3	1,000.00	728.00	3.93	1,000.00	1,020.45	4.60	0.91
Administrative Class	1,000.00	727.10	4.36	1,000.00	1,019.95	5.10	1.01
Class A	1,000.00	727.40	5.01	1,000.00	1,019.20	5.86	1.16
Class C	1,000.00	724.70	8.24	1,000.00	1,015.45	9.62	1.91

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2020	15

Benchmark Descriptions

Index*	Benchmark Description

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

MSCI EAFE Hedged USD Index	MSCI EAFE Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO STOCKSPLUS® FUNDS

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ANNUAL REPORT	MARCH 31, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Fund
Institutional Class

03/31/2020	$10.19	$0.23	$(0.92)	$(0.69)	$(0.57)	$(0.91)	$0.00	$(1.48)

03/31/2019	11.23	0.25	0.64	0.89	(0.30)	(1.63)	0.00	(1.93)

03/31/2018	10.03	0.14	1.25	1.39	(0.19)	0.00	0.00	(0.19)

03/31/2017	8.55	0.13	1.46	1.59	(0.11)	0.00	0.00	(0.11)

03/31/2016	9.56	0.12	(0.18)	(0.06)	(0.20)	(0.75)	0.00	(0.95)
I-2

03/31/2020	10.16	0.22	(0.92)	(0.70)	(0.56)	(0.91)	0.00	(1.47)

03/31/2019	11.20	0.24	0.63	0.87	(0.28)	(1.63)	0.00	(1.91)

03/31/2018	10.01	0.14	1.23	1.37	(0.18)	0.00	0.00	(0.18)

03/31/2017	8.53	0.13	1.45	1.58	(0.10)	0.00	0.00	(0.10)

03/31/2016	9.54	0.11	(0.17)	(0.06)	(0.20)	(0.75)	0.00	(0.95)
I-3

03/31/2020	10.14	0.19	(0.89)	(0.70)	(0.55)	(0.91)	0.00	(1.46)

04/27/2018 - 03/31/2019	11.34	0.21	0.51	0.72	(0.29)	(1.63)	0.00	(1.92)
Administrative Class

03/31/2020	9.42	0.19	(0.82)	(0.63)	(0.55)	(0.91)	0.00	(1.46)

03/31/2019	10.54	0.21	0.57	0.78	(0.27)	(1.63)	0.00	(1.90)

03/31/2018	9.42	0.11	1.17	1.28	(0.16)	0.00	0.00	(0.16)

03/31/2017	8.04	0.11	1.36	1.47	(0.09)	0.00	0.00	(0.09)

03/31/2016	9.05	0.09	(0.17)	(0.08)	(0.18)	(0.75)	0.00	(0.93)
Class A

03/31/2020	9.32	0.17	(0.82)	(0.65)	(0.53)	(0.91)	0.00	(1.44)

03/31/2019	10.44	0.19	0.58	0.77	(0.26)	(1.63)	0.00	(1.89)

03/31/2018	9.34	0.09	1.16	1.25	(0.15)	0.00	0.00	(0.15)

03/31/2017	7.97	0.09	1.36	1.45	(0.08)	0.00	0.00	(0.08)

03/31/2016	8.98	0.08	(0.17)	(0.09)	(0.17)	(0.75)	0.00	(0.92)
Class C

03/31/2020	8.74	0.12	(0.74)	(0.62)	(0.50)	(0.91)	0.00	(1.41)

03/31/2019	9.92	0.13	0.54	0.67	(0.22)	(1.63)	0.00	(1.85)

03/31/2018	8.88	0.04	1.11	1.15	(0.11)	0.00	0.00	(0.11)

03/31/2017	7.59	0.05	1.28	1.33	(0.04)	0.00	0.00	(0.04)

03/31/2016	8.61	0.03	(0.16)	(0.13)	(0.14)	(0.75)	0.00	(0.89)
Class R

03/31/2020	9.64	0.15	(0.85)	(0.70)	(0.51)	(0.91)	0.00	(1.42)

03/31/2019	10.74	0.17	0.60	0.77	(0.24)	(1.63)	0.00	(1.87)

03/31/2018	9.60	0.07	1.20	1.27	(0.13)	0.00	0.00	(0.13)

03/31/2017	8.20	0.07	1.39	1.46	(0.06)	0.00	0.00	(0.06)

03/31/2016	9.22	0.06	(0.18)	(0.12)	(0.15)	(0.75)	0.00	(0.90)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class

03/31/2020	$10.34	$0.26	$(1.29)	$(1.03)	$(0.58)	$(0.28)	$(0.10)	$(0.96)

03/31/2019	10.62	0.25	0.59	0.84	(0.22)	(0.90)	0.00	(1.12)

03/31/2018	10.92	0.20	1.39	1.59	(0.30)	(1.59)	0.00	(1.89)

03/31/2017	8.97	0.24	1.78	2.02	(0.07)	0.00	0.00	(0.07)

03/31/2016	9.72	0.16	(0.41)	(0.25)	(0.14)	(0.36)	0.00	(0.50)
I-2

03/31/2020	10.20	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

03/31/2019	10.49	0.24	0.58	0.82	(0.21)	(0.90)	0.00	(1.11)

03/31/2018	10.81	0.19	1.37	1.56	(0.29)	(1.59)	0.00	(1.88)

03/31/2017	8.89	0.22	1.76	1.98	(0.06)	0.00	0.00	(0.06)

03/31/2016	9.64	0.15	(0.40)	(0.25)	(0.14)	(0.36)	0.00	(0.50)
I-3

03/31/2020	10.19	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

04/27/2018 - 03/31/2019	10.64	0.21	0.46	0.67	(0.22)	(0.90)	0.00	(1.12)

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.02	(9.13)%	$316,818	0.56%		0.56%		0.50%		0.50%		2.22%		223%

10.19	9.22	331,519	0.58		0.58		0.50		0.50		2.27		281

11.23	13.85	364,772	0.57		0.57		0.50		0.50		1.32		329

10.03	18.63	400,770	0.56		0.56		0.50		0.50		1.46		132

8.55	(0.59)	517,080	0.56		0.56		0.50		0.50		1.30		525

7.99	(9.25)	61,521	0.66		0.66		0.60		0.60		2.10		223

10.16	9.10	51,608	0.68		0.68		0.60		0.60		2.15		281

11.20	13.70	67,331	0.67		0.67		0.60		0.60		1.25		329

10.01	18.62	34,538	0.66		0.66		0.60		0.60		1.36		132

8.53	(0.68)	20,399	0.66		0.66		0.60		0.60		1.22		525

7.98	(9.26)	5,329	0.71		0.76		0.65		0.70		1.86		223

10.14	7.68	160	0.73	*	0.78	*	0.65	*	0.70	*	2.27	*	281

7.33	(9.22)	8,565	0.81		0.81		0.75		0.75		1.98		223

9.42	8.82	9,627	0.83		0.83		0.75		0.75		2.02		281

10.54	13.62	9,170	0.82		0.82		0.75		0.75		1.06		329

9.42	18.38	13,094	0.81		0.81		0.75		0.75		1.20		132

8.04	(0.85)	5,289	0.81		0.81		0.75		0.75		1.05		525

7.23	(9.44)	233,050	0.96		0.96		0.90		0.90		1.84		223

9.32	8.76	278,434	0.98		0.98		0.90		0.90		1.87		281

10.44	13.42	275,970	0.97		0.97		0.90		0.90		0.93		329

9.34	18.21	192,649	0.96		0.96		0.90		0.90		1.06		132

7.97	(0.99)	192,168	0.96		0.96		0.90		0.90		0.91		525

6.71	(9.79)	81,519	1.46		1.46		1.40		1.40		1.35		223

8.74	8.14	106,370	1.48		1.48		1.40		1.40		1.37		281

9.92	12.92	110,665	1.47		1.47		1.40		1.40		0.42		329

8.88	17.55	148,261	1.46		1.46		1.40		1.40		0.56		132

7.59	(1.55)	144,638	1.46		1.46		1.40		1.40		0.42		525

7.52	(9.64)	31,657	1.21		1.21		1.15		1.15		1.55		223

9.64	8.48	26,612	1.23		1.23		1.15		1.15		1.64		281

10.74	13.20	18,972	1.22		1.22		1.15		1.15		0.68		329

9.60	17.80	16,788	1.21		1.21		1.15		1.15		0.80		132

8.20	(1.28)	14,140	1.21		1.21		1.15		1.15		0.67		525

$8.35	(11.50)%	$881,492	0.72%		0.72%		0.64%		0.64%		2.46%		438%

10.34	8.66	924,639	0.73		0.73		0.64		0.64		2.32		412

10.62	14.53	754,379	0.71		0.71		0.64		0.64		1.80		190

10.92	22.49	577,528	0.68		0.68		0.64		0.64		2.41		339

8.97	(2.51)	484,517	0.65		0.65		0.64		0.64		1.72		582

8.23	(11.54)	212,277	0.82		0.82		0.74		0.74		2.32		438

10.20	8.57	181,167	0.83		0.83		0.74		0.74		2.24		412

10.49	14.41	189,151	0.81		0.81		0.74		0.74		1.70		190

10.81	22.33	117,890	0.78		0.78		0.74		0.74		2.18		339

8.89	(2.61)	77,284	0.75		0.75		0.74		0.74		1.59		582

8.22	(11.60)	57,739	0.87		0.92		0.79		0.84		2.30		438

10.19	7.01	62,185	0.88	*	0.93	*	0.79	*	0.84	*	2.17	*	412

ANNUAL REPORT	MARCH 31, 2020	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
Class A

03/31/2020	$10.14	$0.22	$(1.26)	$(1.04)	$(0.54)	$(0.28)	$(0.10)	$(0.92)

03/31/2019	10.44	0.20	0.58	0.78	(0.18)	(0.90)	0.00	(1.08)

03/31/2018	10.77	0.16	1.36	1.52	(0.26)	(1.59)	0.00	(1.85)

03/31/2017	8.86	0.20	1.75	1.95	(0.04)	0.00	0.00	(0.04)

03/31/2016	9.62	0.12	(0.40)	(0.28)	(0.12)	(0.36)	0.00	(0.48)
Class C

03/31/2020	9.14	0.12	(1.11)	(0.99)	(0.48)	(0.28)	(0.10)	(0.86)

03/31/2019	9.52	0.11	0.53	0.64	(0.12)	(0.90)	0.00	(1.02)

03/31/2018	9.98	0.07	1.26	1.33	(0.20)	(1.59)	0.00	(1.79)

03/31/2017	8.27	0.11	1.63	1.74	(0.03)	0.00	0.00	(0.03)

03/31/2016	9.03	0.05	(0.38)	(0.33)	(0.07)	(0.36)	0.00	(0.43)

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class

03/31/2020	$5.60	$0.13	$(1.11)	$(0.98)	$(0.11)	$0.00	$0.00	$(0.11)

03/31/2019	6.77	0.15	(0.49)	(0.34)	(0.24)	(0.59)	0.00	(0.83)

03/31/2018	6.27	0.12	0.85	0.97	(0.38)	(0.09)	0.00	(0.47)

03/31/2017	5.37	0.14	0.76	0.90	0.00	0.00	0.00	0.00

03/31/2016	6.50	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)
I-2

03/31/2020	5.61	0.13	(1.12)	(0.99)	(0.10)	0.00	0.00	(0.10)

03/31/2019	6.79	0.15	(0.50)	(0.35)	(0.24)	(0.59)	0.00	(0.83)

03/31/2018	6.30	0.12	0.83	0.95	(0.37)	(0.09)	0.00	(0.46)

03/31/2017	5.39	0.14	0.77	0.91	0.00	0.00	0.00	0.00

03/31/2016	6.52	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)
I-3

03/31/2020	5.60	0.13	(1.12)	(0.99)	(0.10)	0.00	0.00	(0.10)

04/27/2018 - 03/31/2019	6.96	0.13	(0.66)	(0.53)	(0.24)	(0.59)	0.00	(0.83)
Class A

03/31/2020	5.41	0.11	(1.07)	(0.96)	(0.09)	0.00	0.00	(0.09)

03/31/2019	6.58	0.13	(0.48)	(0.35)	(0.23)	(0.59)	0.00	(0.82)

03/31/2018	6.11	0.09	0.83	0.92	(0.36)	(0.09)	0.00	(0.45)

03/31/2017	5.25	0.12	0.74	0.86	0.00	0.00	0.00	0.00

03/31/2016	6.37	0.09	(0.87)	(0.78)	(0.30)	(0.01)	(0.03)	(0.34)
Class C

03/31/2020	5.11	0.07	(1.01)	(0.94)	(0.06)	0.00	0.00	(0.06)

03/31/2019	6.28	0.08	(0.47)	(0.39)	(0.19)	(0.59)	0.00	(0.78)

03/31/2018	5.86	0.04	0.79	0.83	(0.32)	(0.09)	0.00	(0.41)

03/31/2017	5.07	0.07	0.72	0.79	0.00	0.00	0.00	0.00

03/31/2016	6.18	0.04	(0.84)	(0.80)	(0.27)	(0.01)	(0.03)	(0.31)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2020	$7.75	$0.18	$(1.20)	$(1.02)	$(0.63)	$(0.20)	$0.00	$(0.83)

03/31/2019	8.14	0.18	0.20	0.38	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.08	0.14	0.48	0.62	(0.56)	0.00	0.00	(0.56)

03/31/2017	6.62	0.20	1.40	1.60	(0.14)	0.00	0.00	(0.14)

03/31/2016	8.24	0.13	(1.31)	(1.18)	(0.43)	0.00	(0.01)	(0.44)
I-2

03/31/2020	7.67	0.17	(1.19)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

03/31/2019	8.07	0.17	0.20	0.37	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.02	0.13	0.47	0.60	(0.55)	0.00	0.00	(0.55)

03/31/2017	6.57	0.19	1.40	1.59	(0.14)	0.00	0.00	(0.14)

03/31/2016	8.19	0.12	(1.31)	(1.19)	(0.42)	0.00	(0.01)	(0.43)

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.18	(11.78)%	$387,335	1.12%	1.12%	1.04%	1.04%	2.07%	438%

10.14	8.20	505,655	1.13	1.13	1.04	1.04	1.93	412

10.44	14.06	539,367	1.11	1.11	1.04	1.04	1.42	190

10.77	22.04	282,429	1.08	1.08	1.04	1.04	2.01	339

8.86	(2.94)	270,766	1.05	1.05	1.04	1.04	1.31	582

7.29	(12.45)	132,958	1.87	1.87	1.79	1.79	1.34	438

9.14	7.47	182,497	1.88	1.88	1.79	1.79	1.18	412

9.52	13.21	181,762	1.86	1.86	1.79	1.79	0.64	190

9.98	21.02	175,608	1.83	1.83	1.79	1.79	1.26	339

8.27	(3.64)	176,561	1.80	1.80	1.79	1.79	0.56	582

$4.51	(17.98)%	$542,871	1.02%	1.02%	0.64%	0.64%	2.41%	475%

5.60	(4.28)	233,401	0.73	0.73	0.64	0.64	2.48	325

6.77	15.47	1,681,740	0.72	0.72	0.64	0.64	1.77	130

6.27	16.76	1,362,934	0.68	0.68	0.64	0.64	2.47	278

5.37	(12.25)	1,090,010	0.66	0.66	0.64	0.64	1.93	566

4.52	(17.99)	36,115	1.12	1.12	0.74	0.74	2.35	475

5.61	(4.49)	48,605	0.83	0.83	0.74	0.74	2.48	325

6.79	15.16	60,891	0.82	0.82	0.74	0.74	1.68	130

6.30	16.88	32,884	0.78	0.78	0.74	0.74	2.39	278

5.39	(12.24)	35,765	0.76	0.76	0.74	0.74	1.87	566

4.51	(18.03)	522	1.17	1.22	0.79	0.84	2.28	475

5.60	(6.93)	238	0.88 *	0.93 *	0.79 *	0.84 *	2.45 *	325

4.36	(18.08)	35,269	1.42	1.42	1.04	1.04	2.04	475

5.41	(4.71)	45,984	1.13	1.13	1.04	1.04	2.17	325

6.58	14.99	63,204	1.12	1.12	1.04	1.04	1.42	130

6.11	16.38	18,124	1.08	1.08	1.04	1.04	2.15	278

5.25	(12.59)	23,748	1.06	1.06	1.04	1.04	1.54	566

4.11	(18.62)	4,434	2.17	2.17	1.79	1.79	1.32	475

5.11	(5.50)	8,948	1.88	1.88	1.79	1.79	1.41	325

6.28	14.08	13,422	1.87	1.87	1.79	1.79	0.63	130

5.86	15.58	7,812	1.83	1.83	1.79	1.79	1.37	278

5.07	(13.26)	9,134	1.81	1.81	1.79	1.79	0.79	566

$5.90	(14.98)%	$1,403,103	1.00%	1.00%	0.75%	0.75%	2.29%	426%

7.75	5.08	1,740,379	0.87	0.87	0.75	0.75	2.25	301

8.14	7.71	1,777,214	0.84	0.84	0.75	0.75	1.71	130

8.08	24.42	1,548,785	0.81	0.81	0.75	0.75	2.72	256

6.62	(14.79)	1,398,461	0.76	0.76	0.75	0.75	1.75	499

5.83	(15.08)	626,849	1.10	1.10	0.85	0.85	2.17	426

7.67	4.91	597,904	0.97	0.97	0.85	0.85	2.15	301

8.07	7.57	541,980	0.94	0.94	0.85	0.85	1.62	130

8.02	24.33	371,289	0.91	0.91	0.85	0.85	2.63	256

6.57	(14.94)	355,109	0.86	0.86	0.85	0.85	1.60	499

ANNUAL REPORT	MARCH 31, 2020	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)
I-3

03/31/2020	$7.66	$0.16	$(1.18)	$(1.02)	$(0.62)	$(0.20)	$0.00	$(0.82)

04/27/2018 - 03/31/2019	8.45	0.15	(0.16)	(0.01)	(0.32)	(0.46)	0.00	(0.78)
Class A

03/31/2020	7.33	0.14	(1.13)	(0.99)	(0.60)	(0.20)	0.00	(0.80)

03/31/2019	7.75	0.14	0.18	0.32	(0.28)	(0.46)	0.00	(0.74)

03/31/2018	7.72	0.11	0.46	0.57	(0.54)	0.00	0.00	(0.54)

03/31/2017	6.33	0.16	1.35	1.51	(0.12)	0.00	0.00	(0.12)

03/31/2016	7.92	0.09	(1.26)	(1.17)	(0.41)	0.00	(0.01)	(0.42)
Class C

03/31/2020	6.69	0.08	(1.01)	(0.93)	(0.56)	(0.20)	0.00	(0.76)

03/31/2019	7.14	0.08	0.17	0.25	(0.24)	(0.46)	0.00	(0.70)

03/31/2018	7.18	0.04	0.42	0.46	(0.50)	0.00	0.00	(0.50)

03/31/2017	5.90	0.10	1.25	1.35	(0.07)	0.00	0.00	(0.07)

03/31/2016	7.43	0.04	(1.18)	(1.14)	(0.38)	0.00	(0.01)	(0.39)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class

03/31/2020	$6.75	$0.23	$0.37	$0.60	$(0.62)	$(0.36)	$(0.09)	$(1.07)

03/31/2019	6.86	0.26	0.47	0.73	(0.64)	(0.20)	0.00	(0.84)

03/31/2018	7.32	0.28	1.08	1.36	(0.53)	(1.29)	0.00	(1.82)

03/31/2017	6.79	0.27	1.03	1.30	(0.29)	(0.48)	0.00	(0.77)

03/31/2016	7.56	0.27	(0.28)	(0.01)	(0.26)	(0.50)	0.00	(0.76)

PIMCO StocksPLUS® Short Fund
Institutional Class

03/31/2020	$7.76	$0.26	$(0.25)	$0.01	$(0.01)	$0.00	$0.00	$(0.01)

03/31/2019	8.47	0.25	(0.81)	(0.56)	(0.15)	0.00	0.00	(0.15)

03/31/2018	9.54	0.22	(1.12)	(0.90)	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.55	0.30	(1.31)	(1.01)	0.00	0.00	0.00	0.00

03/31/2016~	11.70	0.28	(1.06)	(0.78)	(0.37)	0.00	0.00	(0.37)
I-2

03/31/2020	7.74	0.25	(0.24)	0.01	0.00	0.00	0.00	0.00

03/31/2019	8.45	0.24	(0.80)	(0.56)	(0.15)	0.00	0.00	(0.15)

03/31/2018	9.53	0.21	(1.13)	(0.92)	(0.16)	0.00	0.00	(0.16)

03/31/2017	10.55	0.29	(1.31)	(1.02)	0.00	0.00	0.00	0.00

03/31/2016~	11.70	0.28	(1.07)	(0.79)	(0.36)	0.00	0.00	(0.36)
I-3

03/31/2020	7.73	0.24	(0.24)	0.00	(0.01)	0.00	0.00	(0.01)

04/27/2018 - 03/31/2019	8.38	0.22	(0.72)	(0.50)	(0.15)	0.00	0.00	(0.15)
Class A

03/31/2020	7.50	0.22	(0.23)	(0.01)	(0.00)	0.00	0.00	0.00

03/31/2019	8.20	0.21	(0.78)	(0.57)	(0.13)	0.00	0.00	(0.13)

03/31/2018	9.25	0.18	(1.09)	(0.91)	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.27	0.26	(1.28)	(1.02)	0.00	0.00	0.00	0.00

03/31/2016~	11.45	0.24	(1.07)	(0.83)	(0.35)	0.00	0.00	(0.35)
Class C

03/31/2020	7.16	0.16	(0.23)	(0.07)	(0.00)	0.00	0.00	0.00

03/31/2019	7.85	0.15	(0.76)	(0.61)	(0.08)	0.00	0.00	(0.08)

03/31/2018	8.86	0.11	(1.04)	(0.93)	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.92	0.17	(1.23)	(1.06)	0.00	0.00	0.00	0.00

03/31/2016~	11.05	0.15	(0.98)	(0.83)	(0.30)	0.00	0.00	(0.30)

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$5.82	(15.13)%	$30,504	1.15%	1.20%	0.90%	0.95%	2.07%	426%

7.66	0.25	25,315	1.02 *	1.07 *	0.90 *	0.95 *	2.09 *	301

5.54	(15.36)	302,069	1.40	1.40	1.15	1.15	1.89	426

7.33	4.55	473,310	1.27	1.27	1.15	1.15	1.85	301

7.75	7.38	551,924	1.24	1.24	1.15	1.15	1.33	130

7.72	23.95	310,915	1.21	1.21	1.15	1.15	2.36	256

6.33	(15.26)	379,646	1.16	1.16	1.15	1.15	1.29	499

5.00	(15.91)	82,954	2.15	2.15	1.90	1.90	1.16	426

6.69	3.82	126,949	2.02	2.02	1.90	1.90	1.11	301

7.14	6.41	154,331	1.99	1.99	1.90	1.90	0.56	130

7.18	23.00	153,871	1.96	1.96	1.90	1.90	1.62	256

5.90	(15.85)	197,631	1.91	1.91	1.90	1.90	0.57	499

$6.28	7.23%	$660,011	1.01%	1.01%	0.59%	0.59%	3.12%	197%

6.75	13.00	490,363	1.11	1.11	0.59	0.59	3.90	144

6.86	17.80	565,336	0.85	0.85	0.59	0.59	3.64	134

7.32	20.19	596,979	0.64	0.64	0.59	0.59	3.66	141

6.79	0.64	532,346	0.63	0.63	0.59	0.59	3.95	52

$7.76	0.16%	$694,979	1.09%	1.09%	0.64%	0.64%	3.56%	382%

7.76	(6.71)	1,448,810	0.77	0.77	0.64	0.64	3.12	325

8.47	(9.46)	1,993,725	0.66	0.66	0.64	0.64	2.51	131

9.54	(9.57)	1,862,164	0.67	0.67	0.64	0.64	2.90	237

10.55	(5.91)	1,690,893	0.68	0.68	0.64	0.64	2.51	524

7.75	0.18	150,204	1.19	1.19	0.74	0.74	3.45	382

7.74	(6.76)	64,487	0.87	0.87	0.74	0.74	2.95	325

8.45	(9.68)	76,532	0.76	0.76	0.74	0.74	2.40	131

9.53	(9.67)	59,992	0.77	0.77	0.74	0.74	2.84	237

10.55	(5.96)	56,465	0.78	0.78	0.74	0.74	2.45	524

7.72	0.04	7,629	1.24	1.29	0.79	0.84	3.32	382

7.73	(6.09)	1,556	0.92 *	0.97 *	0.79 *	0.84 *	2.91 *	325

7.49	(0.13)	48,840	1.49	1.49	1.04	1.04	3.14	382

7.50	(7.02)	41,707	1.17	1.17	1.04	1.04	2.67	325

8.20	(9.92)	47,017	1.06	1.06	1.04	1.04	2.13	131

9.25	(9.93)	33,072	1.07	1.07	1.04	1.04	2.61	237

10.27	(6.53)	54,139	1.08	1.08	1.04	1.04	2.18	524

7.09	(0.98)	9,558	2.24	2.24	1.79	1.79	2.42	382

7.16	(7.77)	6,721	1.92	1.92	1.79	1.79	1.96	325

7.85	(10.51)	8,246	1.81	1.81	1.79	1.79	1.34	131

8.86	(10.69)	11,825	1.82	1.82	1.79	1.79	1.79	237

9.92	(6.85)	19,321	1.83	1.83	1.79	1.79	1.41	524

ANNUAL REPORT	MARCH 31, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Small Fund
Institutional Class

03/31/2020	$9.51	$0.25	$(2.73)	$(2.48)	$(0.26)	$(0.28)	$(0.02)	$(0.56)

03/31/2019	10.49	0.25	(0.15)	0.10	(0.25)	(0.83)	0.00	(1.08)

03/31/2018	9.87	0.19	1.09	1.28	(0.44)	(0.22)	0.00	(0.66)

03/31/2017	7.66	0.21	2.32	2.53	(0.32)	0.00	0.00	(0.32)

03/31/2016	9.60	0.16	(1.39)	(1.23)	(0.17)	(0.54)	0.00	(0.71)
I-2

03/31/2020	9.42	0.23	(2.69)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

03/31/2019	10.41	0.23	(0.15)	0.08	(0.24)	(0.83)	0.00	(1.07)

03/31/2018	9.80	0.17	1.09	1.26	(0.43)	(0.22)	0.00	(0.65)

03/31/2017	7.61	0.20	2.31	2.51	(0.32)	0.00	0.00	(0.32)

03/31/2016	9.54	0.15	(1.38)	(1.23)	(0.16)	(0.54)	0.00	(0.70)
I-3

03/31/2020	9.41	0.22	(2.68)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

03/31/2019	10.63	0.21	(0.35)	(0.14)	(0.25)	(0.83)	0.00	(1.08)
Administrative Class

03/31/2020	9.50	0.21	(2.71)	(2.50)	(0.24)	(0.28)	(0.02)	(0.54)

03/31/2019	10.49	0.22	(0.16)	0.06	(0.22)	(0.83)	0.00	(1.05)

03/31/2018	9.86	0.16	1.10	1.26	(0.41)	(0.22)	0.00	(0.63)

03/31/2017	7.64	0.21	2.29	2.50	(0.28)	0.00	0.00	(0.28)

03/31/2016	9.59	0.15	(1.40)	(1.25)	(0.16)	(0.54)	0.00	(0.70)
Class A

03/31/2020	9.28	0.21	(2.67)	(2.46)	(0.22)	(0.28)	(0.02)	(0.52)

03/31/2019	10.27	0.20	(0.15)	0.05	(0.21)	(0.83)	0.00	(1.04)

03/31/2018	9.67	0.14	1.08	1.22	(0.40)	(0.22)	0.00	(0.62)

03/31/2017	7.52	0.18	2.27	2.45	(0.30)	0.00	0.00	(0.30)

03/31/2016	9.45	0.12	(1.37)	(1.25)	(0.14)	(0.54)	0.00	(0.68)
Class C

03/31/2020	8.48	0.13	(2.41)	(2.28)	(0.17)	(0.28)	(0.02)	(0.47)

03/31/2019	9.49	0.11	(0.14)	(0.03)	(0.15)	(0.83)	0.00	(0.98)

03/31/2018	8.99	0.06	1.00	1.06	(0.34)	(0.22)	0.00	(0.56)

03/31/2017	7.02	0.10	2.12	2.22	(0.25)	0.00	0.00	(0.25)

03/31/2016	8.89	0.06	(1.29)	(1.23)	(0.10)	(0.54)	0.00	(0.64)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for five reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.47	(27.82)%	$678,711	0.75%		0.75%		0.69%		0.69%		2.63%		454%

9.51	1.42	678,295	0.83		0.83		0.69		0.69		2.35		436

10.49	13.12	630,363	0.79		0.79		0.69		0.69		1.79		136

9.87	33.24	377,433	0.74		0.74		0.69		0.69		2.38		383

7.66	(13.19)	231,986	0.73		0.73		0.69		0.69		1.86		539

6.41	(27.83)	192,747	0.85		0.85		0.79		0.79		2.52		454

9.42	1.24	217,616	0.93		0.93		0.79		0.79		2.26		436

10.41	13.02	181,517	0.89		0.89		0.79		0.79		1.68		136

9.80	33.10	112,417	0.84		0.84		0.79		0.79		2.29		383

7.61	(13.24)	92,051	0.83		0.83		0.79		0.79		1.69		539

6.40	(27.89)	8,140	0.90		0.95		0.84		0.89		2.43		454

9.41	(0.87)	7,922	0.98	*	1.03	*	0.84	*	0.89	*	2.28	*	436

6.46	(28.00)	8,702	1.00		1.00		0.94		0.94		2.29		454

9.50	1.09	8,166	1.08		1.08		0.94		0.94		2.10		436

10.49	12.95	7,811	1.04		1.04		0.94		0.94		1.50		136

9.86	32.81	7,698	0.99		0.99		0.94		0.94		2.39		383

7.64	(13.40)	5,985	0.98		0.98		0.94		0.94		1.90		539

6.30	(28.16)	282,255	1.15		1.15		1.09		1.09		2.26		454

9.28	0.97	512,195	1.23		1.23		1.09		1.09		1.95		436

10.27	12.77	491,851	1.19		1.19		1.09		1.09		1.39		136

9.67	32.68	261,090	1.14		1.14		1.09		1.09		2.02		383

7.52	(13.55)	244,254	1.13		1.13		1.09		1.09		1.44		539

5.73	(28.61)	67,632	1.90		1.90		1.84		1.84		1.52		454

8.48	0.18	114,756	1.98		1.98		1.84		1.84		1.20		436

9.49	11.90	122,868	1.94		1.94		1.84		1.84		0.61		136

8.99	31.74	122,651	1.89		1.89		1.84		1.84		1.29		383

7.02	(14.19)	122,496	1.88		1.88		1.84		1.84		0.70		539

ANNUAL REPORT	MARCH 31, 2020	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Assets:

Investments, at value
Investments in securities*	$767,714	$2,325,187	$595,892	$3,595,685	$887,372	$1,689,411	$1,845,255
Investments in Affiliates	143,688	396,900	246,495	405,132	32,766	223	223,843
Financial Derivative Instruments
Exchange-traded or centrally cleared	846	4,502	1,527	10,531	1,633	5,394	5,251
Over the counter	7,674	66,383	21,367	175,369	3,412	203,018	60,580
Cash	195	0	0	0	1	15,510	0
Deposits with counterparty	3,143	4,084	9,164	3,348	7,947	2,836	12,271
Foreign currency, at value	3,840	15,124	2,115	29,720	704	16,491	13,371
Receivable for investments sold	6,322	1,197	3,755	34,316	2,172	67	13,184
Receivable for investments sold on a delayed-delivery basis	17	102	19	153	61	56	77
Receivable for TBA investments sold	152,428	1,184,209	338,783	1,846,611	170,780	828,130	944,211
Receivable for Fund shares sold	2,727	12,516	9,470	9,976	20,891	17,974	104,430
Interest and/or dividends receivable	2,239	5,784	1,065	9,261	6,392	4,975	4,803
Dividends receivable from Affiliates	300	771	198	911	9	36	426
Reimbursement receivable from PIMCO	0	3	0	2	0	1	1
Other assets	1	0	0	0	0	0	0
Total Assets	1,091,134	4,016,762	1,229,850	6,121,015	1,134,140	2,784,122	3,227,703

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$74,624	$113,619	$166,712	$7,423
Payable for sale-buyback transactions	0	161,809	0	14,867	27,699	282,377	166,316
Payable for short sales	17,466	56,368	25,247	117,320	6,942	10,604	16,686
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,033	7,598	1,709	5,960	6,306	2,829	4,020
Over the counter	112,157	326,074	105,022	673,365	47,571	61,131	398,626
Payable for investments purchased	18,639	29,942	10,563	17,556	31,735	1,733	1,716
Payable for investments in Affiliates purchased	300	771	198	911	9	36	426
Payable for TBA investments purchased	194,420	1,734,233	450,001	2,702,331	233,483	1,160,775	1,360,530
Deposits from counterparty	4,073	23,589	16,885	55,321	5,936	183,935	29,758
Payable for Fund shares redeemed	2,123	1,948	183	10,616	522	1,370	2,450
Overdraft due to custodian	0	1,408	577	806	0	0	675
Accrued investment advisory fees	154	564	144	967	182	375	442
Accrued supervisory and administrative fees	204	459	100	755	125	259	319
Accrued distribution fees	33	86	3	54	0	5	48
Accrued servicing fees	73	112	7	83	0	12	81
Other liabilities	0	0	0	0	0	759	0
Total Liabilities	352,675	2,344,961	610,639	3,675,536	474,129	1,872,912	1,989,516

Net Assets	$738,459	$1,671,801	$619,211	$2,445,479	$660,011	$911,210	$1,238,187

Net Assets Consist of:

Paid in capital	$845,679	$1,941,514	$707,381	$3,171,282	$663,810	$4,649,279	$1,690,508
Distributable earnings (accumulated loss)	(107,220)	(269,713)	(88,170)	(725,803)	(3,799)	(3,738,069)	(452,321)

Net Assets	$738,459	$1,671,801	$619,211	$2,445,479	$660,011	$911,210	$1,238,187

Cost of investments in securities	$763,319	$2,268,093	$581,823	$3,485,621	$798,694	$1,627,859	$1,796,822
Cost of investments in Affiliates	$145,946	$406,645	$248,092	$416,937	$32,714	$222	$228,129
Cost of foreign currency held	$3,838	$15,836	$2,306	$30,799	$701	$17,103	$13,930
Proceeds received on short sales	$17,666	$57,370	$25,105	$116,532	$6,813	$11,181	$17,304
Cost or premiums of financial derivative instruments, net	$(2,372)	$(7,270)	$(3,351)	$(22,761)	$(5,737)	$7,943	$(16,818)

* Includes repurchase agreements of:	$7,618	$17,359	$1,841	$4,285	$3,174	$23,778	$617

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Net Assets:

Institutional Class	$316,818	$881,492	$542,871	$1,403,103	$660,011	$694,979	$678,711
I-2	61,521	212,277	36,115	626,849	N/A	150,204	192,747
I-3	5,329	57,739	522	30,504	N/A	7,629	8,140
Administrative Class	8,565	N/A	N/A	N/A	N/A	N/A	8,702
Class A	233,050	387,335	35,269	302,069	N/A	48,840	282,255
Class C	81,519	132,958	4,434	82,954	N/A	9,558	67,632
Class R	31,657	N/A	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	39,490	105,525	120,242	237,960	105,129	89,543	104,882

I-2	7,696	25,793	7,985	107,489	N/A	19,389	30,071

I-3	668	7,025	116	5,241	N/A	988	1,272

Administrative Class	1,169	N/A	N/A	N/A	N/A	N/A	1,347

Class A	32,246	47,352	8,095	54,504	N/A	6,522	44,769

Class C	12,157	18,247	1,080	16,594	N/A	1,347	11,807

Class R	4,212	N/A	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.02	$8.35	$4.51	$5.90	$6.28	$7.76	$6.47
I-2	7.99	8.23	4.52	5.83	N/A	7.75	6.41
I-3	7.98	8.22	4.51	5.82	N/A	7.72	6.40
Administrative Class	7.33	N/A	N/A	N/A	N/A	N/A	6.46
Class A	7.23	8.18	4.36	5.54	N/A	7.49	6.30
Class C	6.71	7.29	4.11	5.00	N/A	7.09	5.73
Class R	7.52	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

(a) Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	MARCH 31, 2020	27

Statements of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Investment Income:

Interest	$17,938	$49,338	$11,048	$87,398	$23,415	$59,173	$42,629
Dividends	0	0	0	0	0	110	0
Dividends from Investments in Affiliates	6,185	16,218	833	14,495	184	7,353	11,357
Total Income	24,123	65,556	11,881	101,893	23,599	66,636	53,986

Expenses:

Investment advisory fees	2,160	8,030	1,335	13,951	1,997	5,591	7,013
Supervisory and administrative fees	2,863	6,543	977	10,927	1,369	3,750	5,122
Distribution and/or servicing fees - Administrative Class	25	N/A	N/A	N/A	N/A	N/A	28
Distribution fees - Class C	508	1,316	54	887	0	53	797
Distribution fees - Class R	83	N/A	N/A	N/A	N/A	N/A	0
Servicing fees - Class A	712	1,206	100	1,011	0	116	1,148
Servicing fees - Class C	254	439	18	295	0	17	265
Servicing fees - Class R	83	N/A	N/A	N/A	N/A	N/A	0
Trustee fees	5	12	3	18	3	9	9
Interest expense	548	1,666	1,361	7,677	2,386	6,457	986
Miscellaneous expense	0	11	4	13	1	1	3
Total Expenses	7,241	19,223	3,852	34,779	5,756	15,994	15,371
Waiver and/or Reimbursement by PIMCO	(2)	(34)	(0)	(17)	0	(2)	(6)
Net Expenses	7,239	19,189	3,852	34,762	5,756	15,992	15,365

Net Investment Income (Loss)	16,884	46,367	8,029	67,131	17,843	50,644	38,621

Net Realized Gain (Loss):

Investments in securities	2,780	18,170	6,429	26,649	27,246	10,717	14,899
Investments in Affiliates	(1,082)	(401)	(431)	(3,080)	(101)	(2,904)	(1,279)
Exchange-traded or centrally cleared financial derivative instruments	(25,225)	(113,575)	(17,901)	(173,815)	(66,706)	(90,532)	(158,132)
Over the counter financial derivative instruments	51,280	106,677	(2,333)	26,355	21,917	(222,825)	(89,517)
Short sales	(913)	(3,061)	(200)	(2,222)	(1,258)	(2,259)	(2,319)
Foreign currency	(847)	(5,420)	(860)	(4,168)	(131)	(3,779)	(3,898)

Net Realized Gain (Loss)	25,993	2,390	(15,296)	(130,281)	(19,033)	(311,582)	(240,246)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,320	27,990	10,403	70,969	67,298	32,129	30,223
Investments in Affiliates	(1,894)	(8,482)	(1,598)	(8,882)	52	2,004	(3,266)
Exchange-traded or centrally cleared financial derivative instruments	(7,704)	(36,575)	(3,096)	(58,696)	(10,740)	(38,264)	(16,427)
Over the counter financial derivative instruments	(111,993)	(267,423)	(68,766)	(438,616)	(56,415)	276,160	(255,314)
Short sales	248	1,603	0	818	0	523	1,191
Foreign currency assets and liabilities	237	(609)	(42)	4,072	91	(274)	7

Net Change in Unrealized Appreciation (Depreciation)	(119,786)	(283,496)	(63,099)	(430,335)	286	272,278	(243,586)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(76,909)	$(234,739)	$(70,366)	$(493,485)	$(904)	$11,340	$(445,211)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO StocksPLUS® Fund			PIMCO StocksPLUS® Absolute Return Fund			PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$16,884	$16,713		$46,367	$36,151		$8,029	$37,868
Net realized gain (loss)	25,993	76,444		2,390	155,312		(15,296)	(82,566)
Net change in unrealized appreciation (depreciation)	(119,786)	(29,275)		(283,496)	(58,159)		(63,099)	(13,677)

Net Increase (Decrease) in Net Assets Resulting from Operations	(76,909)	63,882		(234,739)	133,304		(70,366)	(58,375)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(51,658)	(61,520)		(85,169)	(86,550)		(3,854)	(187,738)
I-2	(9,690)	(9,226)		(22,690)	(17,423)		(892)	(7,563)
I-3	(810)	(4	)(a)	(5,385)	(5,980	)(a)	(6)	(29	)(a)
Administrative Class	(1,508)	(1,618)		N/A	N/A		N/A	N/A
Class A	(43,058)	(49,658)		(37,212)	(52,124)		(665)	(5,888)
Class C	(15,582)	(20,030)		(14,148)	(19,643)		(83)	(1,378)
Class R	(4,945)	(4,131)		N/A	N/A		N/A	N/A

Tax basis return of capital
Institutional Class	0	0		(10,302)	0		0	0
I-2	0	0		(2,654)	0		0	0
I-3	0	0	(a)	(658)	0	(a)	0	0	(a)
Administrative Class	0	0		N/A	N/A		N/A	N/A
Class A	0	0		(4,684)	0		0	0
Class C	0	0		(1,703)	0		0	0
Class R	0	0		N/A	N/A		N/A	N/A

Total Distributions(b)	(127,251)	(146,187)		(184,605)	(181,720)		(5,500)	(202,596)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	138,289	39,755		235,002	239,900		357,901	(1,221,110)

Total Increase (Decrease) in Net Assets	(65,871)	(42,550)		(184,342)	191,484		282,035	(1,482,081)

Net Assets:

Beginning of year	804,330	846,880		1,856,143	1,664,659		337,176	1,819,257
End of year	$738,459	$804,330		$1,671,801	$1,856,143		$619,211	$337,176

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	29

Statements of Changes in Net Assets (Cont.)

	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)			PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Short Fund			PIMCO StocksPLUS® Small Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$67,131	$61,996		$17,843	$19,603	$50,644	$58,736		$38,621	$33,793
Net realized gain (loss)	(130,281)	227,165		(19,033)	18,036	(311,582)	(69,081)		(240,246)	137,221
Net change in unrealized appreciation (depreciation)	(430,335)	(146,131)		286	26,598	272,278	(108,458)		(243,586)	(181,889)

Net Increase (Decrease) in Net Assets Resulting from Operations	(493,485)	143,030		(904)	64,237	11,340	(118,803)		(445,211)	(10,875)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(186,666)	(161,836)		(71,823)	(56,883)	(1,961)	(28,669)		(42,423)	(75,171)
I-2	(84,856)	(53,353)		N/A	N/A	(34)	(1,289)		(15,308)	(20,921)
I-3	(3,815)	(1,646	)(a)	N/A	N/A	(6)	(31	)(a)	(653)	(476	)(a)
Administrative Class	N/A	N/A		N/A	N/A	N/A	N/A		(675)	(788)
Class A	(43,214)	(46,661)		N/A	N/A	(0)	(935)		(24,647)	(54,136)
Class C	(13,163)	(13,243)		N/A	N/A	(0)	(80)		(5,600)	(13,007)
Class R	N/A	N/A		N/A	N/A	N/A	N/A		N/A	N/A

Tax basis return of capital
Institutional Class	0	0		(6,880)	0	0	0		(1,856)	0
I-2	0	0		N/A	N/A	0	0		(671)	0
I-3	0	0	(a)	N/A	N/A	0	0	(a)	(28)	0	(a)
Administrative Class	N/A	N/A		N/A	N/A	N/A	N/A		(28)	0
Class A	0	0		N/A	N/A	0	0		(1,152)	0
Class C	0	0		N/A	N/A	0	0		(267)	0
Class R	N/A	N/A		N/A	N/A	N/A	N/A		N/A	N/A

Total Distributions(b)	(331,714)	(276,739)		(78,703)	(56,883)	(2,001)	(31,004)		(93,308)	(164,499)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	306,821	72,117		249,255	(82,327)	(661,410)	(412,432)		237,756	279,914

Total Increase (Decrease) in Net Assets	(518,378)	(61,592)		169,648	(74,973)	(652,071)	(562,239)		(300,763)	104,540

Net Assets:

Beginning of year	2,963,857	3,025,449		490,363	565,336	1,563,281	2,125,520		1,538,950	1,434,410
End of year	$2,445,479	$2,963,857		$660,011	$490,363	$911,210	$1,563,281		$1,238,187	$1,538,950

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(904)	$11,340

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,585,236)	(7,063,041)
Proceeds from sales of long-term securities	1,387,065	7,228,305
(Purchases) Proceeds from sales of short-term portfolio investments, net	(47,983)	386,378
(Increase) decrease in deposits with counterparty	(3,751)	90
(Increase) decrease in receivable for investments sold	(130,341)	(185,820)
(Increase) decrease in interest and/or dividends receivable	(1,730)	1,473
(Increase) decrease in dividends receivable from Affiliates	(3)	854
(Increase) decrease in reimbursement receivable from PIMCO	0	(1)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(72,358)	(130,917)
Proceeds from (Payments on) over the counter financial derivative instruments	23,093	(230,533)
Increase (decrease) in payable for investments purchased	214,815	345,373
Increase (decrease) in deposits from counterparty	(13,672)	172,313
Increase (decrease) in accrued investment advisory fees	43	(159)
Increase (decrease) in accrued supervisory and administrative fees	30	(97)
Increase (decrease) in accrued distribution fees	0	1
Increase (decrease) in accrued servicing fees	0	1
Proceeds from (Payments on) short sales transactions, net	384	(36,224)
Proceeds from (Payments on) foreign currency transactions	(40)	(4,053)
Increase (decrease) in other liabilities	0	757
Net Realized (Gain) Loss
Investments in securities	(27,246)	(10,717)
Investments in Affiliates	101	2,904
Exchange-traded or centrally cleared financial derivative instruments	66,706	90,532
Over the counter financial derivative instruments	(21,917)	222,825
Short sales	1,258	2,259
Foreign currency	131	3,779
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(67,298)	(32,129)
Investments in Affiliates	(52)	(2,004)
Exchange-traded or centrally cleared financial derivative instruments	10,740	38,264
Over the counter financial derivative instruments	56,415	(276,160)
Short sales	0	(523)
Foreign currency assets and liabilities	(91)	274
Net amortization (accretion) on investments	(1,427)	(1,725)

Net Cash Provided by (Used for) Operating Activities	(213,268)	533,619

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	585,297	836,440
Payments on shares redeemed	(433,125)	(1,527,341)
Increase (decrease) in overdraft due to custodian	(126)	0
Cash distributions paid*	(1,174)	0
Proceeds from reverse repurchase agreements	4,305,768	8,970,277
Payments on reverse repurchase agreements	(4,209,236)	(9,071,935)
Proceeds from sale-buyback transactions	3,011,417	5,470,395
Payments on sale-buyback transactions	(3,045,270)	(5,188,018)

Net Cash Received from (Used for) Financing Activities	213,551	(510,182)

Net Increase (Decrease) in Cash and Foreign Currency	283	23,437

Cash and Foreign Currency:

Beginning of year	422	8,564
End of year	$705	$32,001

* Reinvestment of distributions	$77,529	$2,001

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$2,389	$6,709

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO StocksPLUS® Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~		$500	$487

Hilton Worldwide Finance LLC
2.697% (LIBOR03M + 1.750%) due 06/22/2026 ~		153	144

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~		3,300	3,250

Total Loan Participations and Assignments (Cost $3,949)			3,881

CORPORATE BONDS & NOTES 26.9%

BANKING & FINANCE 15.2%

AerCap Ireland Capital DAC
4.250% due 07/01/2020		800	789
4.625% due 10/30/2020		300	291

American Tower Corp.
2.250% due 01/15/2022		400	391
2.800% due 06/01/2020		200	198

Aviation Capital Group LLC
7.125% due 10/15/2020		300	297

Bank of America Corp.
2.766% (US0003M + 0.960%) due 07/23/2024 ~		2,200	2,017

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		2,600	2,291
3.122% (US0003M + 1.430%) due 02/15/2023 ~		800	753
4.610% due 02/15/2023 •		900	916
4.836% due 05/09/2028		500	517

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~		5,500	5,130

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)	EUR	800	847

Credit Suisse AG
6.500% due 08/08/2023 (f)		$4,900	5,010

Crown Castle International Corp.
2.250% due 09/01/2021		1,000	987

Deutsche Bank AG
2.617% (US0003M + 0.815%) due 01/22/2021 ~		4,700	4,529
3.961% due 11/26/2025 •		1,800	1,668
4.250% due 10/14/2021		2,400	2,285

Dexia Credit Local S.A.
1.875% due 09/15/2021		4,400	4,474

Equitable Holdings, Inc.
3.900% due 04/20/2023		1,500	1,497

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	300	291
0.017% due 05/14/2021 •		200	207
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$600	570
3.157% due 08/04/2020		800	784
3.200% due 01/15/2021		1,600	1,554
5.750% due 02/01/2021		400	390

General Motors Financial Co., Inc.
3.200% due 07/13/2020		500	499

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		2,500	2,515
3.449% (US0003M + 1.770%) due 02/25/2021 ~		3,700	3,625

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022		200	192

HSBC Holdings PLC
3.239% (US0003M + 2.240%) due 03/08/2021 ~		3,300	3,281

International Lease Finance Corp.
8.250% due 12/15/2020		1,400	1,392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		$1,900	$1,854
2.694% (US0003M + 0.900%) due 04/25/2023 ~		3,700	3,570
2.696% (US0003M + 0.890%) due 07/23/2024 ~		3,500	3,160
4.023% due 12/05/2024 •		300	318

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		900	879
4.050% due 08/16/2023		800	834
4.550% due 08/16/2028		700	744
5.125% due 12/27/2024 •(e)(f)	GBP	600	561

Mitsubishi UFJ Financial Group, Inc.
2.654% (US0003M + 0.860%) due 07/26/2023 ~		$4,300	3,951

Mizuho Financial Group, Inc.
2.553% (US0003M + 0.940%) due 02/28/2022 ~		1,400	1,348
3.318% (US0003M + 1.480%) due 04/12/2021 ~		2,000	1,958

Morgan Stanley
3.737% due 04/24/2024 •		1,600	1,650

National Australia Bank Ltd.
2.250% due 03/16/2021		3,100	3,137

Nationwide Building Society
3.766% due 03/08/2024 •		3,400	3,305

Navient Corp.
5.000% due 10/26/2020		200	198
6.625% due 07/26/2021		100	103

Nissan Motor Acceptance Corp.
2.550% due 03/08/2021		3,300	3,178
2.650% due 07/13/2022		1,600	1,547

NTT Finance Corp.
1.900% due 07/21/2021		400	398

Oversea-Chinese Banking Corp. Ltd.
2.142% (US0003M + 0.450%) due 05/17/2021 ~		1,700	1,692

Protective Life Global Funding
1.895% (US0003M + 0.520%) due 06/28/2021 ~		3,200	3,093
1.999% due 09/14/2021		2,000	1,988

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		2,000	1,813

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		1,200	1,259

Santander UK PLC
2.875% due 06/18/2024		2,200	2,201

SBA Tower Trust
3.168% due 04/09/2047		800	796

Societe Generale S.A.
3.202% due 04/08/2021 •		2,600	2,560

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		1,000	972

Sumitomo Mitsui Financial Group, Inc.
2.679% (US0003M + 1.680%) due 03/09/2021 ~		4,600	4,551
2.948% (US0003M + 1.110%) due 07/14/2021 ~		1,600	1,528

Toronto-Dominion Bank
2.250% due 03/15/2021		3,900	3,885

UBS Group AG
2.650% due 02/01/2022		400	400
3.293% due 02/01/2022 •		300	292

Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	400	435
0.625% due 09/08/2021		1,300	1,414

Volkswagen Leasing GmbH
0.071% due 07/06/2021 •		500	543

			112,302

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 9.6%

AbbVie, Inc.
2.900% due 11/06/2022	$200	$203

Activision Blizzard, Inc.
2.600% due 06/15/2022	1,100	1,109

AutoNation, Inc.
3.350% due 01/15/2021	200	199

BAT Capital Corp.
2.294% due 08/14/2020 •	7,800	7,673

Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~	1,000	926
1.846% (US0003M + 0.630%) due 06/25/2021 ~	700	678
2.750% due 07/15/2021	800	792

Bristol-Myers Squibb Co.
2.250% due 08/15/2021	1,200	1,208

Broadcom Corp.
3.000% due 01/15/2022	300	297

Campbell Soup Co.
3.650% due 03/15/2023	429	437

Charter Communications Operating LLC
3.579% due 07/23/2020	1,700	1,695
4.464% due 07/23/2022	3,200	3,309
4.500% due 02/01/2024	1,600	1,652

Continental Resources, Inc.
5.000% due 09/15/2022	110	68

Cox Communications, Inc.
3.250% due 12/15/2022	1,400	1,420

Crown Castle Towers LLC
3.222% due 05/15/2042	100	100

D.R. Horton, Inc.
4.375% due 09/15/2022	1,200	1,224

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~	700	649

Dell International LLC
4.420% due 06/15/2021	4,600	4,651

Deutsche Telekom International Finance BV
1.950% due 09/19/2021	1,100	1,087

Discovery Communications LLC
4.375% due 06/15/2021	300	307

DISH DBS Corp.
5.125% due 05/01/2020	100	100

eBay, Inc.
2.750% due 01/30/2023	1,100	1,080
3.800% due 03/09/2022	500	508

EMC Corp.
2.650% due 06/01/2020	570	569

Energy Transfer Operating LP
4.250% due 03/15/2023	200	179
5.200% due 02/01/2022	400	377

Energy Transfer Partners LP
5.000% due 10/01/2022	100	91

ERAC USA Finance LLC
2.600% due 12/01/2021	200	200
4.500% due 08/16/2021	300	306

Hyundai Capital America
1.689% due 09/18/2020 •	2,200	2,189
1.889% (US0003M + 1.000%) due 09/18/2020 ~	1,300	1,284

Imperial Brands Finance PLC
2.950% due 07/21/2020	1,000	998
3.500% due 02/11/2023	300	301
3.750% due 07/21/2022	1,400	1,401

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~	5,400	5,108

Marathon Oil Corp.
2.800% due 11/01/2022	400	307

Marvell Technology Group Ltd.
4.200% due 06/22/2023	1,300	1,331

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~	$200	$197

Microchip Technology, Inc.
3.922% due 06/01/2021	500	488

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	2,000	1,990
3.375% due 02/01/2022	500	506

Pernod Ricard S.A.
4.250% due 07/15/2022	700	707
4.450% due 01/15/2022	150	154

Pioneer Natural Resources Co.
3.950% due 07/15/2022	300	289

Ryder System, Inc.
2.500% due 09/01/2022	300	283

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,200	1,181
5.625% due 04/15/2023	900	838
5.625% due 03/01/2025	400	368

Sands China Ltd.
4.600% due 08/08/2023	1,300	1,337
5.125% due 08/08/2025	1,300	1,233

Syngenta Finance NV
3.698% due 04/24/2020	300	299
3.933% due 04/23/2021	1,500	1,414
4.441% due 04/24/2023	1,500	1,415

Texas Eastern Transmission LP
4.125% due 12/01/2020	300	300

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~	3,700	3,700

VMware, Inc.
2.300% due 08/21/2020	700	693
2.950% due 08/21/2022	2,900	2,911

Wabtec Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~	1,600	1,553

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	2,800	2,800

		70,669

UTILITIES 2.1%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~	1,800	1,673
2.330% (US0003M + 0.750%) due 06/01/2021 ~	5,000	4,856
2.781% (US0003M + 0.950%) due 07/15/2021 ~	500	492

Entergy Corp.
4.000% due 07/15/2022	300	308

Exelon Corp.
5.150% due 12/01/2020	300	303

ITC Holdings Corp.
2.700% due 11/15/2022	2,400	2,386

ONEOK, Inc.
4.250% due 02/01/2022	300	291

Pennsylvania Electric Co.
5.200% due 04/01/2020	300	300

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	1,200	1,183

Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~	500	492

Sprint Communications, Inc.
7.000% due 08/15/2020	100	101

State Grid Overseas Investment Ltd.
3.750% due 05/02/2023	2,400	2,506

Telstra Corp. Ltd.
4.800% due 10/12/2021	700	722

		15,613

Total Corporate Bonds & Notes (Cost $203,553)		198,584

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.3%

California State General Obligation Bonds, Series 2017
2.295% (US0001M + 0.780%) due 04/01/2047 ~	$2,300	$2,318

Total Municipal Bonds & Notes (Cost $2,300)		2,318

U.S. GOVERNMENT AGENCIES 26.2%

Fannie Mae
1.067% due 03/25/2034 •	108	108
1.197% due 05/25/2037 •	47	46
1.297% due 03/25/2037 - 07/25/2037 •	71	70
1.307% due 03/25/2037 •	42	41
1.327% due 07/25/2037 •	96	95
1.347% due 09/25/2035 •	236	234
1.392% due 02/25/2037 •	103	105
1.667% due 06/25/2037 •	212	212
1.697% due 03/25/2038 - 01/25/2040 •	270	273
1.767% due 12/25/2039 •	114	115
1.847% due 07/25/2039 •	75	75
2.005% due 05/25/2058 •	1,242	1,236
2.105% due 09/25/2046 •	2,071	2,084
2.584% due 11/25/2022 •	912	914
3.000% due 10/25/2040	1,191	1,270
3.253% due 07/01/2044 •	34	34
3.739% due 12/01/2033 •	61	61
3.802% due 11/01/2035 •	60	60
4.146% due 12/01/2036 •	94	97
4.230% due 05/01/2038 •	307	311
4.262% due 11/01/2028 •	4	4
4.380% due 04/01/2035 •	124	125
4.406% due 11/01/2027 •	5	5
4.414% due 02/01/2027 •	0	1
4.436% due 04/01/2028 •	2	2
4.456% due 07/01/2028 •	3	3
4.540% due 11/01/2028 •	6	6
5.000% due 04/25/2033	201	228
5.020% due 09/01/2034 •	41	44
5.625% due 08/01/2029 •	2	2

Fannie Mae, TBA
3.000% due 06/01/2040	2,000	2,090

Freddie Mac
1.005% due 02/15/2037 •	5	5
1.035% due 02/15/2037 •	19	19
1.045% due 02/15/2037 •	64	63
1.105% due 06/15/2041 •	613	609
1.255% due 07/15/2041 •	1,173	1,170
1.305% due 10/15/2037 •	54	54
1.375% due 08/15/2037 •	749	750
1.405% due 08/15/2037 •	1,474	1,479
1.415% due 10/15/2037 •	259	259
1.425% due 05/15/2037 - 09/15/2037 •	1,684	1,697
1.455% due 08/15/2036 •	109	110
1.555% due 11/15/2039 - 12/15/2039 •	29	29
1.560% due 01/15/2038 •	406	411
2.095% due 07/15/2040 •	635	634
2.155% due 03/15/2042 •	249	249
4.000% due 12/01/2022 •	1	1
4.000% due 11/01/2047	1,694	1,826
4.398% due 09/01/2037 •	730	739
4.534% due 06/01/2035 •	245	247
5.000% due 12/01/2026 - 08/01/2041	110	121
6.000% due 01/01/2029 - 02/01/2034	260	299
6.500% due 10/25/2043	557	692
8.500% due 04/01/2025	1	1

Ginnie Mae
2.412% due 12/20/2065 •	2,368	2,342
2.432% due 02/20/2066 •	27	27
2.462% due 01/20/2066 •	366	363
2.662% due 01/20/2066 - 03/20/2066 •	6,070	6,064
2.812% due 03/20/2066 •	382	384
3.125% (H15T1Y + 1.500%) due 12/20/2022 - 11/20/2025 ~	35	35

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 12/20/2027 •		$20	$20
3.250% (H15T1Y + 1.500%) due 08/20/2022 - 08/20/2026 ~		91	92
3.250% due 07/20/2027 •		80	81
3.875% (H15T1Y + 1.500%) due 05/20/2026 ~		23	23
3.875% due 04/20/2027 - 04/20/2041 •		2,025	2,087
4.000% (H15T1Y + 1.500%) due 02/20/2026 - 03/20/2026 ~		52	53
4.000% due 01/20/2028 - 02/20/2028 •		34	35

NCUA Guaranteed Notes
1.466% due 10/07/2020 •		467	467

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048		47,073	49,836
4.000% due 06/01/2047 - 10/01/2049		50,753	54,255
8.000% due 03/01/2030 - 08/01/2030		7	7

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050		30,100	31,074
3.500% due 05/01/2050		8,300	8,772
4.000% due 05/01/2050		15,000	16,012

Total U.S. Government Agencies (Cost $187,409)			193,444

U.S. TREASURY OBLIGATIONS 10.8%

U.S. Treasury Bonds
3.000% due 02/15/2049 (k)		4,000	5,580
4.375% due 11/15/2039 (k)		2,800	4,431

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (i)(k)		3,077	3,033
0.125% due 04/15/2022 (k)		10,606	10,456
0.500% due 01/15/2028 (k)		6,902	7,198
0.625% due 01/15/2026 (k)		4,885	5,048
0.625% due 02/15/2043 (k)		112	123
0.750% due 07/15/2028 (i)(k)		2,774	2,971
1.000% due 02/15/2046 (k)		980	1,192
1.000% due 02/15/2048 (k)		418	516
1.000% due 02/15/2049		5,156	6,419
1.375% due 02/15/2044 (k)		885	1,137

U.S. Treasury Notes
1.375% due 09/30/2023 (i)(k)		13,360	13,850
1.625% due 02/15/2026 (k)		600	639
2.000% due 04/30/2024 (k)		300	320
2.625% due 12/31/2025 (k)		2,000	2,245
2.875% due 09/30/2023 (k)		1,620	1,766
2.875% due 11/30/2023 (k)		1,380	1,509
3.000% due 09/30/2025 (k)		4,900	5,576
3.000% due 10/31/2025 (k)		5,000	5,701

Total U.S. Treasury Obligations (Cost $72,994)			79,710

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

Bear Stearns Adjustable Rate Mortgage Trust
3.755% due 02/25/2033 ~		8	7
4.000% due 01/25/2034 ~		14	12
4.016% due 04/25/2033 ~		25	24
4.262% due 01/25/2034 ~		303	285

Bear Stearns ALT-A Trust
3.958% due 09/25/2035 ^~		110	82

Bear Stearns Structured Products, Inc. Trust
2.207% due 12/26/2046 ^~		255	212
3.726% due 01/26/2036 ^~		370	298

Canadian Mortgage Pools
2.043% (CDOR01 + 0.300%) due 07/01/2020 ~	CAD	5,783	4,109

Citigroup Mortgage Loan Trust
4.810% due 05/25/2035 •		$110	104

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~		1	1
2.383% due 03/25/2032 ~		66	55
5.219% due 06/25/2032 ~		7	6

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust
1.487% due 11/25/2045 •		$191	$142

GSR Mortgage Loan Trust
1.297% due 01/25/2034 •		20	18
3.932% due 01/25/2036 ^~		36	33

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	4,067	4,970

Impac CMB Trust
1.707% due 10/25/2033 •		$10	9

Lehman Mortgage Trust
1.267% due 08/25/2036 ^•		1,162	829

Merrill Lynch Mortgage Investors Trust
1.157% due 02/25/2036 •		149	141

Morgan Stanley Resecuritization Trust
2.247% due 01/26/2051 •		18	18

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		3,931	3,965

Prime Mortgage Trust
1.347% due 02/25/2034 •		41	38

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	10,794	13,158

Southern Pacific Financing PLC
0.714% due 06/10/2043 •		200	235

Structured Adjustable Rate Mortgage Loan Trust
4.099% due 09/25/2035 ~		$785	705

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		266	238
1.227% due 02/25/2036 ^•		248	209
6.112% due 06/25/2029 ~		73	65

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	1,927	2,325

Trinity Square PLC
1.875% due 07/15/2051 •		1,246	1,521

WaMu Mortgage Pass-Through Certificates Trust
1.237% due 10/25/2045 •		$94	87
2.234% due 02/27/2034 •		249	225
3.166% due 11/25/2042 •		35	30
3.366% due 06/25/2042 •		98	82

Total Non-Agency Mortgage-Backed Securities (Cost $35,529)			34,238

ASSET-BACKED SECURITIES 10.4%

AFC Home Equity Loan Trust
1.497% due 06/25/2028 •		91	85

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.862% due 01/25/2035 •		1,189	1,120

Atrium Corp.
2.632% due 04/22/2027 •		4,600	4,533

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	793	865
2.958% due 10/03/2029 •		$496	492

Black Diamond CLO Ltd.
2.886% due 02/06/2026 •		173	173

BSPRT Issuer Ltd.
1.755% due 03/15/2028 •		1,635	1,558

CARDS Trust
3.047% due 04/17/2023		1,000	997

Catamaran CLO Ltd.
2.644% due 01/27/2028 •		1,597	1,560

Chase Funding Trust
1.687% due 10/25/2032 •		90	85

Citigroup Mortgage Loan Trust
1.007% due 07/25/2045 •		501	378
1.107% due 12/25/2036 •		162	99
4.493% due 10/25/2037 þ		232	233

Citigroup Mortgage Loan Trust, Inc.
2.597% due 07/25/2037 •		1,100	1,057

Countrywide Asset-Backed Certificates
1.087% due 08/25/2037 ^•		377	296
1.147% due 06/25/2047 ^•		469	369
1.347% due 08/25/2034 •		850	747

Credit Acceptance Auto Loan Trust
3.550% due 08/15/2027		3,900	3,935

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
1.567% due 01/25/2032 •		$123	$110

Crown Point CLO Ltd.
2.989% due 10/20/2028 •		1,200	1,158

Denali Capital CLO LLC
2.844% due 10/26/2027 •		600	588

Dryden Senior Loan Fund
2.731% due 10/15/2027 •		2,357	2,260

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		2,610	2,573
2.470% due 11/15/2023		2,342	2,194
2.580% due 07/17/2023		1,566	1,552

GSAMP Trust
1.087% due 06/25/2036 •		354	334
2.597% due 10/25/2034 •		51	48

Halcyon Loan Advisors Funding Ltd.
2.902% due 10/22/2025 •		1,102	1,101

HSI Asset Securitization Corp. Trust
1.277% due 02/25/2036 •		1,110	933

Jamestown CLO Ltd.
2.521% due 07/15/2026 •		537	513

JMP Credit Advisors CLO Ltd.
2.686% due 01/17/2028 •		2,500	2,452

Jubilee CLO BV
0.311% due 12/15/2029 •	EUR	1,100	1,130

KVK CLO Ltd.
2.738% due 01/14/2028 •		$1,900	1,856

Long Beach Mortgage Loan Trust
1.507% due 10/25/2034 •		49	40

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •		3,500	3,401

Marathon CLO Ltd.
2.566% due 11/21/2027 •		1,481	1,442

Morgan Stanley ABS Capital, Inc. Trust
1.027% due 09/25/2036 •		34	16
1.077% due 10/25/2036 •		124	100

Mountain View CLO Ltd.
1.795% due 10/16/2029 •		1,700	1,598

Navient Student Loan Trust
1.997% due 12/27/2066 •		2,511	2,465

Nelnet Student Loan Trust
1.797% due 02/25/2066 •		1,895	1,796

Octagon Investment Partners Ltd.
2.931% due 04/15/2026 •		292	292

Residential Asset Securities Corp. Trust
1.097% due 08/25/2036 •		134	129
1.217% due 04/25/2036 •		190	189

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	846	917
1.211% due 12/15/2027 •		$1,069	1,060

SoFi Professional Loan Program LLC
2.540% due 05/15/2046		3,500	3,391

Soundview Home Loan Trust
1.107% due 11/25/2036 •		67	65

Specialty Underwriting & Residential Finance Trust
1.922% due 12/25/2035 •		291	279

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		2,360	2,224

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		5,629	5,554
2.900% due 10/25/2059 ~		4,453	4,363

Tralee CLO Ltd.
2.929% due 10/20/2028 •		2,900	2,793

Upstart Securitization Trust
4.997% due 08/20/2025		740	727

Utah State Board of Regents
1.697% due 01/25/2057 •		1,347	1,333

Venture CLO Ltd.
0.000% due 08/28/2029 •		1,700	1,614
2.952% due 10/22/2031 •		2,300	2,219

Z Capital Credit Partners CLO Ltd.
2.793% due 07/16/2027 •		1,500	1,462

Total Asset-Backed Securities (Cost $78,982)			76,853

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.5%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$2,200	$2,214

Japan Finance Organization for Municipalities
2.000% due 09/08/2020		3,700	3,718
2.125% due 04/13/2021		1,800	1,825

Japan Government International Bond
0.100% due 03/10/2028	JPY	962,882	8,950

Oman Government International Bond
3.875% due 03/08/2022		$800	700

Qatar Government International Bond
3.875% due 04/23/2023		2,600	2,681
4.500% due 01/20/2022		900	928

Saudi Government International Bond
2.375% due 10/26/2021		2,400	2,380
2.875% due 03/04/2023		2,100	2,103

Total Sovereign Issues (Cost $25,437)			25,499

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(a)		72,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.7%

CERTIFICATES OF DEPOSIT 0.4%

Lloyds Bank Corporate Markets PLC
1.704% (US0003M + 0.500%) due 09/24/2020 ~		$2,800	2,798

REPURCHASE AGREEMENTS (g) 1.0%
			7,618

U.S. TREASURY BILLS 19.3%
0.286% due 04/07/2020 - 06/18/2020 (b)(c)(i)(k)		142,788	142,771

Total Short-Term Instruments (Cost $153,166)			153,187

Total Investments in Securities (Cost $763,319)			767,714

		SHARES
INVESTMENTS IN AFFILIATES 19.5%

SHORT-TERM INSTRUMENTS 19.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.5%

PIMCO Short Asset Portfolio		8,094,962	78,594

PIMCO Short-Term Floating NAV Portfolio III		6,628,077	65,094

Total Short-Term Instruments (Cost $145,946)			143,688

Total Investments in Affiliates (Cost $145,946)			143,688

Total Investments 123.4% (Cost $909,265)			$911,402

Financial Derivative Instruments (h)(j) (14.4)% (Cost or Premiums, net $(2,372))			(106,670)

Other Assets and Liabilities, net (9.0)%			(66,273)

Net Assets 100.0%			$738,459

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	03/31/2020	04/01/2020	$718	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(738)	$718	$718
JPS	0.010	04/01/2020	04/02/2020	6,900	U.S. Treasury Bonds 3.000% due 11/15/2044	(7,098)	6,900	6,900

Total Repurchase Agreements						$(7,836)	$7,618	$7,618

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (1.9)%
Uniform Mortgage-Backed Security, TBA	4.000%	04/15/2050		$100	$(107)	$(107)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050		13,200	(14,111)	(14,091)

Total U.S. Government Agencies					(14,218)	(14,198)

Sovereign Issues (0.5)%
Canada Government Bond	2.750	12/01/2048	CAD	3,400	(3,448)	(3,268)

Total Short Sales (2.4)%					$(17,666)	$(17,466)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$718	$0	$0	$0	$718	$(738)	$(20)
JPS	6,900	0	0	0	6,900	(7,098)	(198)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(3,268)	(3,268)	0	(3,268)

Total Borrowings and Other Financing Transactions	$7,618	$0	$0	$(3,268)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $29 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(1,395) at a weighted average interest rate of 1.172%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
E-mini S&P 500 Index June Futures	06/2020	1,153	$148,143	$(4,154)	$0	$(2,426)
U.S. Treasury 2-Year Note June Futures	06/2020	69	15,206	219	0	(2)
U.S. Treasury 5-Year Note June Futures	06/2020	591	74,087	2,436	0	(28)
U.S. Treasury 30-Year Bond June Futures	06/2020	43	7,700	648	0	(71)

				$(851)	$0	$(2,527)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	1	$(190)	$1	$45	$(39)
U.S. Treasury 10-Year Note June Futures	06/2020	643	(89,176)	(1,338)	91	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	75	(16,641)	(1,299)	244	0
United Kingdom Long Gilt June Futures	06/2020	2	(338)	(7)	1	(1)

				$(2,643)	$381	$(40)

Total Futures Contracts				$(3,494)	$381	$(2,567)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.115%	$600	$14	$(4)	$10	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.132	200	4	0	4	0	0
Kinder Morgan, Inc.	1.000	Quarterly	12/20/2021	0.658	700	14	(10)	4	0	0

						$32	$(14)	$18	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024	$700	$15	$(18)	$(3)	$0	$(2)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	500	(8)	5	(3)	0	(2)

					$7	$(13)	$(6)	$0	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.750%	Semi-Annual	12/18/2048	CAD	4,100	$(60)	$982	$922	$0	$(83)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021	$	263,500	(1,591)	(8,594)	(10,185)	0	(56)
Receive(5)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		81,700	(780)	(742)	(1,522)	0	(46)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		64,800	0	5,761	5,761	15	0
Pay(5)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		5,900	0	52	52	0	(11)
Pay(5)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		6,100	0	63	63	0	(11)
Pay(5)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		6,100	0	67	67	0	(11)
Pay(5)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027		40,600	0	450	450	0	(73)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		11,300	(202)	(772)	(974)	61	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		7,700	(36)	(919)	(955)	44	0
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		24,900	691	618	1,309	0	(141)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		6,700	(16)	(2,445)	(2,461)	203	0

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	01/15/2050	$	400	$(3)	$(117)	$(120)	$12	$0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		800	(1)	(156)	(157)	22	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		2,200	(13)	(494)	(507)	63	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		100	0	(26)	(26)	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		1,100	(21)	(310)	(331)	33	0
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050	EUR	310	(1)	3	2	0	(4)
Pay(5)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050		110	0	1	1	0	(1)
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050		270	(1)	3	2	0	(3)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	970,000	(336)	39	(297)	0	(7)
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	7,900	0	(394)	(394)	0	(15)
Pay	UKRPI	3.480	Maturity	01/15/2030	GBP	13,500	16	348	364	9	0

							$(2,354)	$(6,582)	$(8,936)	$465	$(462)

Total Swap Agreements							$(2,315)	$(6,609)	$(8,924)	$465	$(466)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$381	$465	$846	$0	$(2,567)	$(466)	$(3,033)

(i)

Securities with an aggregate market value of $15,764 and cash of $3,143 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	BRL	16,807		$3,233	$0	$(2)
	04/2020	GBP	5,553		7,160	263	0
	04/2020		$3,829	BRL	16,807	0	(595)

BPS	04/2020	BRL	8,085	EUR	1,417	7	0
	04/2020	EUR	1,676	BRL	8,085	0	(293)
	04/2020		264		$284	0	(7)
	04/2020		$12,970	CAD	17,966	144	(348)
	04/2020		3,688	TWD	110,370	0	(24)
	05/2020		3,597	EUR	3,276	21	0
	06/2020	INR	8,735		$121	7	0

BRC	04/2020		$18,987	GBP	15,529	302	0
	04/2020		750	JPY	82,400	17	0
	05/2020	GBP	15,529		$18,999	0	(303)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2020	CAD	10,780		$7,904	$262	$(19)
	04/2020	EUR	8,289		9,089	0	(53)
	04/2020	GBP	9,976		12,101	0	(290)
	04/2020	JPY	1,096,800		10,173	0	(27)
	04/2020		$4,948	CAD	6,938	8	(26)
	04/2020		6	COP	20,596	0	(1)
	04/2020		457	EUR	400	0	(16)
	04/2020		505	MXN	11,491	0	(22)
	05/2020	CAD	5,756		$4,084	0	(8)
	06/2020	CLP	14,234		18	2	0
	06/2020		$238	RUB	18,973	3	0

DUB	04/2020	BRL	5,414		$1,055	13	0
	04/2020		$1,041	BRL	5,414	1	0
	05/2020		1,054		5,414	0	(14)

FBF	06/2020		1,318	IDR	18,264,375	0	(212)

GLM	04/2020	BRL	8,085	EUR	1,519	119	0
	04/2020		11,393		$2,545	352	0
	04/2020	EUR	1,417	BRL	8,085	0	(7)
	04/2020		$2,191		11,393	1	0
	04/2020		846	ZAR	14,173	0	(54)
	05/2020	EUR	1,516	BRL	8,085	0	(121)
	06/2020	SGD	18		$13	0	0
	06/2020	TWD	108,130		3,628	12	0
	06/2020		$322	INR	23,364	0	(18)
	07/2020	DKK	1,575		$231	0	(2)

HUS	04/2020		1,575		237	5	0
	04/2020	NZD	175		110	5	0
	04/2020		$343	EUR	315	5	0
	05/2020	GBP	2,796		$3,461	0	(14)
	06/2020		$1,529	INR	110,806	0	(88)

JPM	04/2020		167	TRY	1,036	0	(11)
	04/2020		653	ZAR	10,857	0	(46)

MYI	04/2020		9,399	JPY	1,014,400	35	0
	04/2020		2,140	ZAR	35,851	0	(137)
	05/2020	JPY	1,014,400		$9,419	0	(31)

RBC	04/2020	CAD	589		427	8	0

RYL	05/2020		$1,228	MXN	24,080	0	(217)

SCX	05/2020	EUR	7,838		$8,611	0	(44)
	05/2020		$124	RUB	9,742	0	0

SOG	04/2020		61		4,746	0	(1)
	05/2020		209		16,385	0	(1)
	06/2020		536		41,791	0	(7)

SSB	04/2020	CAD	17,731		$12,762	315	(152)

UAG	04/2020		$169	RUB	13,379	2	0
	06/2020		438		35,524	12	0

Total Forward Foreign Currency Contracts						$1,921	$(3,211)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	115,200	$283	$306

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017	07/02/2021	122,300	467	2,316
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	55,700	205	1,078

Total Purchased Options							$955	$3,700

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	7,500	$(89)	$(170)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	15,300	(195)	(321)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	970	(30)	(49)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	480	(15)	(24)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	39,100	(466)	(3,102)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	17,800	(199)	(1,359)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	960	(31)	(48)

Total Written Options							$(1,025)	$(5,073)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
NGF	Saudi Arabia Government International Bond	1.000%	Quarterly	06/20/2023	1.393%	$8,400	$56	$(157)	$0	$(101)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	4,469	$(43)	$44	$1	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	S&P 500 Total Return Index	540	1.978% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/11/2020	$2,845	$0	$(17)	$0	$(17)
	Receive	S&P 500 Total Return Index	3,336	1.901% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/05/2020	21,854	0	(4,342)	0	(4,342)

BPS	Receive	S&P 500 Total Return Index	2,482	2.098% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/15/2020	13,078	0	(85)	0	(85)
	Receive	S&P 500 Total Return Index	2,482	2.098% (3-Month USD-LIBOR plus a specified spread)	Quarterly	07/23/2020	13,078	0	(84)	0	(84)
	Receive	S&P 500 Total Return Index	1,826	2.006% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/16/2020	12,193	0	(2,622)	0	(2,622)
	Receive	S&P 500 Total Return Index	2,481	1.565% (3-Month USD-LIBOR less a specified spread)	Quarterly	10/07/2020	13,299	0	(228)	0	(228)
	Receive	S&P 500 Total Return Index	1,272	1.965% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/14/2020	7,449	0	(912)	0	(912)
	Receive	S&P 500 Total Return Index	11,401	0.814% (3-Month USD-LIBOR less a specified spread)	Maturity	04/07/2021	66,902	0	(6,858)	0	(6,858)

BRC	Receive	S&P 500 Total Return Index	4,249	1.855% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/26/2020	29,119	0	(6,791)	0	(6,791)

CBK	Receive	S&P 500 Total Return Index	2,684	0.289% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/17/2020	13,114	0	1,027	1,027	0
	Receive	S&P 500 Total Return Index	2,684	0.816% (3-Month USD-LIBOR less a specified spread)	Quarterly	09/16/2020	13,113	0	1,025	1,025	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Receive	S&P 500 Total Return Index	3,030	1.941% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/22/2020	$19,850	$0	$(3,945)	$0	$(3,945)
	Receive	S&P 500 Total Return Index	25,927	1.817% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/23/2020	152,668	0	(18,036)	0	(18,036)
	Receive	S&P 500 Total Return Index	25,927	1.913% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2021	177,873	0	(41,608)	0	(41,608)

GST	Receive	S&P 500 Total Return Index	3,395	0.814% (3-Month USD-LIBOR less a specified spread)	Quarterly	02/24/2021	19,922	0	(2,042)	0	(2,042)

HUS	Receive	S&P 500 Total Return Index	1,708	1.886% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/20/2020	11,762	0	(2,787)	0	(2,787)
	Receive	S&P 500 Total Return Index	1,193	1.968% (3-Month USD-LIBOR plus a specified spread)	Quarterly	07/08/2020	6,286	0	(34)	0	(34)
	Receive	S&P 500 Total Return Index	697	1.901% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/07/2020	4,566	0	(907)	0	(907)

SOG	Receive	S&P 500 Total Return Index	14,501	2.061% (3-Month USD-LIBOR plus a specified spread)	Maturity	08/12/2020	87,431	0	(12,474)	0	(12,474)

								$0	$(101,720)	$2,052	$(103,772)

Total Swap Agreements								$13	$(101,833)	$2,053	$(103,873)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$263	$0	$0	$263	$(597)	$0	$(4,359)	$(4,956)	$(4,693)	$5,136	$443
BPS	179	0	0	179	(672)	0	(10,789)	(11,461)	(11,282)	16,247	4,965
BRC	319	306	0	625	(303)	(491)	(6,791)	(7,585)	(6,960)	6,732	(228)
CBK	275	0	2,052	2,327	(462)	0	0	(462)	1,865	(2,408)	(543)
DUB	14	0	0	14	(14)	0	0	(14)	0	(30)	(30)
FAR	0	0	0	0	0	0	(63,589)	(63,589)	(63,589)	59,627	(3,962)
FBF	0	0	0	0	(212)	0	0	(212)	(212)	261	49
GLM	484	0	0	484	(202)	(49)	0	(251)	233	0	233
GST	0	0	0	0	0	0	(2,042)	(2,042)	(2,042)	1,815	(227)
HUS	15	0	0	15	(102)	0	(3,728)	(3,830)	(3,815)	5,188	1,373
JPM	0	0	0	0	(57)	(24)	0	(81)	(81)	0	(81)
MYC	0	3,394	1	3,395	0	(4,509)	0	(4,509)	(1,114)	1,087	(27)
MYI	35	0	0	35	(168)	0	0	(168)	(133)	276	143
NGF	0	0	0	0	0	0	(101)	(101)	(101)	0	(101)
RBC	8	0	0	8	0	0	0	0	8	0	8
RYL	0	0	0	0	(217)	0	0	(217)	(217)	261	44
SCX	0	0	0	0	(44)	0	0	(44)	(44)	0	(44)
SOG	0	0	0	0	(9)	0	(12,474)	(12,483)	(12,483)	14,000	1,517
SSB	315	0	0	315	(152)	0	0	(152)	163	(229)	(66)
UAG	14	0	0	14	0	0	0	0	14	0	14

Total Over the Counter	$1,921	$3,700	$2,053	$7,674	$(3,211)	$(5,073)	$(103,873)	$(112,157)

(k)

Securities with an aggregate market value of $110,917 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$381	$381
Swap Agreements	0	0	0	0	465	465

	$0	$0	$0	$0	$846	$846

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,921	$0	$1,921
Purchased Options	0	0	0	0	3,700	3,700
Swap Agreements	0	1	2,052	0	0	2,053

	$0	$1	$2,052	$1,921	$3,700	$7,674

	$0	$1	$2,052	$1,921	$4,546	$8,520

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$2,426	$0	$141	$2,567
Swap Agreements	0	4	0	0	462	466

	$0	$4	$2,426	$0	$603	$3,033

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,211	$0	$3,211
Written Options	0	0	0	0	5,073	5,073
Swap Agreements	0	101	103,772	0	0	103,873

	$0	$101	$103,772	$3,211	$5,073	$112,157

	$0	$105	$106,198	$3,211	$5,676	$115,190

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$200	$200
Futures	0	0	(16,521)	0	746	(15,775)
Swap Agreements	0	(2,015)	0	0	(7,635)	(9,650)

	$0	$(2,015)	$(16,521)	$0	$(6,689)	$(25,225)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,903	$0	$1,903
Purchased Options	0	0	0	(111)	(900)	(1,011)
Written Options	0	0	0	197	(634)	(437)
Swap Agreements	0	(45)	50,870	0	0	50,825

	$0	$(45)	$50,870	$1,989	$(1,534)	$51,280

	$0	$(2,060)	$34,349	$1,989	$(8,223)	$26,055

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(4,144)	$0	$(60)	$(4,204)
Swap Agreements	0	658	0	0	(4,158)	(3,500)

	$0	$658	$(4,144)	$0	$(4,218)	$(7,704)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,358)	$0	$(2,358)
Purchased Options	0	0	0	0	3,457	3,457
Written Options	0	0	0	0	(3,056)	(3,056)
Swap Agreements	0	(172)	(109,864)	0	0	(110,036)

	$0	$(172)	$(109,864)	$(2,358)	$401	$(111,993)

	$0	$486	$(114,008)	$(2,358)	$(3,817)	$(119,697)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$144	$3,737	$3,881
Corporate Bonds & Notes
Banking & Finance	0	112,302	0	112,302
Industrials	0	70,669	0	70,669
Utilities	0	15,613	0	15,613
Municipal Bonds & Notes
California	0	2,318	0	2,318
U.S. Government Agencies	0	193,444	0	193,444
U.S. Treasury Obligations	0	79,710	0	79,710
Non-Agency Mortgage-Backed Securities	0	34,238	0	34,238
Asset-Backed Securities	0	76,853	0	76,853
Sovereign Issues	0	25,499	0	25,499
Short-Term Instruments
Certificates of Deposit	0	2,798	0	2,798
Repurchase Agreements	0	7,618	0	7,618
U.S. Treasury Bills	0	142,771	0	142,771

	$0	$763,977	$3,737	$767,714

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$143,688	$0	$0	$143,688

Total Investments	$143,688	$763,977	$3,737	$911,402

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(3,268)	$0	$(3,268)
U.S. Government Agencies	0	(14,198)	0	(14,198)

	$0	$(17,466)	$0	$(17,466)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	381	465	0	846
Over the counter	0	7,674	0	7,674

	$381	$8,139	$0	$8,520

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,567)	(466)	0	(3,033)
Over the counter	0	(112,157)	0	(112,157)

	$(2,567)	$(112,623)	$0	$(115,190)

Total Financial Derivative Instruments	$(2,186)	$(104,484)	$0	$(106,670)

Totals	$141,502	$642,027	$3,737	$787,266

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,200	$1,168

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		867	838

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~		2,600	2,561

Total Loan Participations and Assignments (Cost $4,660)			4,567

CORPORATE BONDS & NOTES 14.1%

BANKING & FINANCE 9.4%

Ally Financial, Inc.
4.125% due 02/13/2022		100	99
4.250% due 04/15/2021		100	98
7.500% due 09/15/2020		3,700	3,760

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		1,600	1,438

Banco del Estado de Chile
4.125% due 10/07/2020		1,800	1,808

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)	EUR	400	427

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$1,000	1,023
10.179% due 06/12/2021		2,800	2,977

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		4,800	4,230
3.200% due 08/10/2021		3,200	3,170
4.610% due 02/15/2023 •		4,100	4,175
4.972% due 05/16/2029 •		1,400	1,513
7.125% due 06/15/2025 •(g)(h)	GBP	3,900	4,150
8.000% due 12/15/2020 •(g)(h)	EUR	600	632
8.000% due 06/15/2024 •(g)(h)		$2,000	1,859

BNP Paribas S.A.
7.625% due 03/30/2021 •(g)(h)		200	195

BOC Aviation Ltd.
3.500% due 01/31/2023		500	525

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~		3,500	3,264
4.044% due 06/01/2024 •		1,000	1,058

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	1,400	1,486
6.625% due 06/29/2021 •(g)(h)		1,400	1,482

Credit Suisse Group AG
6.375% due 08/21/2026 •(g)(h)		$1,700	1,493
7.500% due 07/17/2023 •(g)(h)		1,600	1,476

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	607

Danske Bank A/S
1.844% (US0003M + 1.060%) due 09/12/2023 ~		1,400	1,269

Deutsche Bank AG
2.868% (US0003M + 1.230%) due 02/27/2023 ~		5,000	4,099
3.961% due 11/26/2025 •		6,300	5,837
4.250% due 10/14/2021		4,500	4,284

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,200	1,170

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,178

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$2,900	2,755
3.087% due 01/09/2023		1,600	1,448
3.157% due 08/04/2020		1,500	1,470

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.550% due 10/07/2022		$900	$844
4.424% (US0003M + 2.550%) due 01/07/2021 ~		2,300	2,185

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~		2,100	2,059

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		1,600	1,567
2.692% (US0003M + 1.000%) due 05/18/2024 ~		600	560
3.000% due 05/29/2030 •	GBP	2,700	3,250
3.400% due 03/08/2021		$700	704
4.292% due 09/12/2026 •		1,300	1,362
4.300% due 03/08/2026		600	642

ING Groep NV
5.750% due 11/16/2026 •(g)(h)		1,100	953

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		3,800	3,707
2.696% (US0003M + 0.890%) due 07/23/2024 ~		4,100	3,702
3.797% due 07/23/2024 •		1,200	1,258

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		2,300	2,245
2.858% due 03/17/2023 •		800	789
4.050% due 08/16/2023		2,600	2,709
4.550% due 08/16/2028		2,500	2,659
6.375% due 06/27/2020 •(g)(h)	EUR	200	204
7.500% due 09/27/2025 •(g)(h)		$1,100	989

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		2,800	2,799

Morgan Stanley
3.201% (US0003M + 1.400%) due 10/24/2023 ~		400	388
3.875% due 04/29/2024		600	631

Navient Corp.
5.875% due 03/25/2021		200	197
6.500% due 06/15/2022		200	196
6.625% due 07/26/2021		400	413
7.250% due 01/25/2022		1,200	1,179

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		300	284
2.600% due 09/28/2022		400	382
2.650% due 07/13/2022		1,000	967

Nomura Holdings, Inc.
2.648% due 01/16/2025		2,700	2,648

Royal Bank of Scotland Group PLC
2.000% due 03/04/2025 •	EUR	1,000	1,067
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$3,100	2,810
4.519% due 06/25/2024 •		1,500	1,513
4.892% due 05/18/2029 •		3,500	3,715
5.076% due 01/27/2030 •		1,500	1,633
7.500% due 08/10/2020 •(g)(h)		1,200	1,107
8.000% due 08/10/2025 •(g)(h)		1,400	1,316
8.625% due 08/15/2021 •(g)(h)		500	490

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		3,100	3,253

Santander UK PLC
2.875% due 06/18/2024		4,200	4,201

SL Green Realty Corp.
4.500% due 12/01/2022		3,100	3,187

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		400	403

Societe Generale S.A.
6.750% due 04/07/2021 •(g)(h)	EUR	100	106

Springleaf Finance Corp.
6.125% due 03/15/2024		$700	697
7.750% due 10/01/2021		200	201
8.250% due 12/15/2020		400	403

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		5,000	4,859

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
4.750% due 02/12/2026 •(h)	EUR	3,700	$4,030
5.125% due 05/15/2024 (h)		$3,300	3,333

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		2,200	2,048
2.950% due 09/24/2020		400	401
4.125% due 09/24/2025		500	520

UniCredit SpA
6.572% due 01/14/2022		1,900	1,937
9.250% due 06/03/2022 •(g)(h)	EUR	300	313

Wells Fargo & Co.
2.625% due 07/22/2022		$600	608

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,500	3,782

			156,860

INDUSTRIALS 3.2%

AbbVie, Inc.
2.900% due 11/06/2022		$100	101

Allergan Funding SCS
3.450% due 03/15/2022		1,500	1,558

Allergan Sales LLC
4.875% due 02/15/2021		698	709

BAT Capital Corp.
3.222% due 08/15/2024		200	201

BAT International Finance PLC
3.950% due 06/15/2025		1,000	983

Centene Corp.
4.625% due 12/15/2029		3,000	3,032

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~		4,600	4,471
3.579% due 07/23/2020		1,700	1,695
4.464% due 07/23/2022		1,100	1,138
4.908% due 07/23/2025		2,300	2,482

Comcast Corp.
3.950% due 10/15/2025		1,479	1,632

CSN Resources S.A.
7.625% due 02/13/2023		450	316

DAE Funding LLC
5.250% due 11/15/2021		200	183

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~		2,850	2,642

Delhi International Airport Ltd.
6.450% due 06/04/2029		1,600	1,325

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		1,300	1,286

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		1,700	1,205

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)		3,800	2,939

Imperial Brands Finance PLC
2.950% due 07/21/2020		1,900	1,897
3.125% due 07/26/2024		5,800	5,682
3.500% due 07/26/2026		400	370

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,000	1,933

InterContinental Hotels Group PLC
2.125% due 08/24/2026	GBP	1,000	990

Kraft Heinz Foods Co.
3.750% due 04/01/2030		$1,200	1,147

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		600	591

Micron Technology, Inc.
4.185% due 02/15/2027		1,500	1,522
5.327% due 02/06/2029		1,300	1,430

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,400	1,520

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reynolds American, Inc.
4.000% due 06/12/2022		$100	$101

Sands China Ltd.
5.125% due 08/08/2025		4,000	3,795
5.400% due 08/08/2028		2,900	2,742

Sasol Financing USA LLC
5.875% due 03/27/2024		700	294

Tesco PLC
6.125% due 02/24/2022	GBP	100	132

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	14,530	165

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		$1,700	1,714

			53,923

UTILITIES 1.5%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		3,700	3,438
2.330% (US0003M + 0.750%) due 06/01/2021 ~		5,600	5,439
2.781% (US0003M + 0.950%) due 07/15/2021 ~		4,200	4,128

FirstEnergy Corp.
2.850% due 07/15/2022		800	781

Petrobras Global Finance BV
5.093% due 01/15/2030		2,057	1,885

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~		2,500	2,464

Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~		2,700	2,658

Sprint Communications, Inc.
6.000% due 11/15/2022		1,300	1,360
11.500% due 11/15/2021		200	222

Sprint Corp.
7.250% due 09/15/2021		2,800	2,901
7.875% due 09/15/2023		400	443

			25,719

Total Corporate Bonds & Notes (Cost $249,016)			236,502

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.0%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		100	160

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030		100	134

			294

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		300	403

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		102	116

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035		200	265

			784

NEVADA 0.0%

Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045		100	133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.1%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	$1,000	$1,168

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	490	475

Total Municipal Bonds & Notes (Cost $2,371)		2,854

U.S. GOVERNMENT AGENCIES 43.2%

Fannie Mae
1.297% due 07/25/2037 - 03/25/2044 •	80	79
1.327% due 07/25/2037 •	31	31
1.347% due 09/25/2035 •	70	69
1.357% due 09/25/2035 •	131	130
1.667% due 06/25/2037 •	194	194
1.687% due 12/25/2036 •	13	13
1.697% due 01/25/2040 •	501	504
2.310% due 08/01/2022	99	102
2.960% due 05/01/2022	3,634	3,746
3.206% due 05/01/2022 ~	750	778
3.253% due 07/01/2044 •	11	10
3.463% due 05/01/2036 •	1	1
3.750% due 07/25/2042	5,556	6,684
3.956% due 01/01/2036 •	13	13
3.958% due 05/25/2035 ~	5	6
4.146% due 12/01/2036 •	3	3
4.400% due 09/01/2033 •	14	14
4.518% due 08/01/2033 •	7	7
5.000% due 04/25/2033	2	2
5.020% due 09/01/2034 •	2	2
5.285% due 06/01/2033 •	103	104

Fannie Mae, TBA
3.000% due 06/01/2040	18,800	19,647

FDIC Structured Sale Guaranteed Notes
1.489% due 11/29/2037 •	7	7

Freddie Mac
1.275% due 06/15/2041 •	81	80
1.405% due 08/15/2037 •	118	119
1.415% due 10/15/2037 •	22	22
1.425% due 05/15/2037 - 09/15/2037 •	136	137
3.189% due 02/25/2045 •	12	11
3.735% due 03/01/2034 •	50	50
4.000% due 11/01/2047 - 05/01/2049	14,641	15,709
4.500% due 03/01/2029	32	35
5.500% due 08/15/2030 - 07/01/2038	25	28

Ginnie Mae
3.125% due 11/20/2044 •	2,093	2,148
4.000% due 03/20/2027 •	1	1
5.000% due 04/15/2036 - 09/15/2039	1,215	1,356

Ginnie Mae, TBA
5.000% due 04/01/2050 - 05/01/2050	6,000	6,384

Small Business Administration
5.520% due 06/01/2024	43	46

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	64,085	67,883
4.000% due 10/01/2047	15,642	16,875
5.500% due 03/01/2034 - 07/01/2035	95	107
6.000% due 08/01/2036 - 02/01/2038	92	107
6.500% due 10/01/2035 - 10/01/2036	150	168

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050	$51,100	$52,875
3.000% due 04/01/2050 - 05/01/2050	366,200	383,575
3.500% due 05/01/2050	59,900	63,357
4.000% due 04/01/2050 - 05/01/2050	39,850	42,539
4.500% due 04/01/2050 - 05/01/2050	33,800	36,374

Total U.S. Government Agencies (Cost $703,088)		722,132

U.S. TREASURY OBLIGATIONS 40.2%

U.S. Treasury Bonds
3.000% due 08/15/2048 (n)	600	834
3.000% due 02/15/2049 (n)	22,200	30,965
4.375% due 05/15/2040 (n)	8,200	13,041
4.625% due 02/15/2040 (n)	5,900	9,638

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (l)	52,537	51,782
0.125% due 04/15/2022 (l)(n)	50,379	49,667
0.375% due 07/15/2027 (l)(n)	4,745	4,886
0.625% due 07/15/2021 (l)(n)	11,788	11,677
0.625% due 01/15/2026 (l)(n)	3,105	3,209
0.625% due 02/15/2043 (n)	898	986
1.000% due 02/15/2046 (n)	5,552	6,751
1.000% due 02/15/2048 (n)	20,397	25,147
1.000% due 02/15/2049	28,960	36,056
1.375% due 02/15/2044 (n)	5,534	7,105
1.750% due 01/15/2028 (n)	1,231	1,402
2.375% due 01/15/2027 (n)	3,453	4,006

U.S. Treasury Notes
1.625% due 02/15/2026 (l)(n)	4,000	4,262
1.750% due 05/15/2023 (l)(n)	2,140	2,237
1.750% due 12/31/2024 (j)(l)	13,300	14,165
2.125% due 09/30/2021 (l)(n)	2,200	2,263
2.250% due 12/31/2023 (l)(n)	6,300	6,753
2.375% due 05/15/2029 (j)	67,500	77,694
2.625% due 12/31/2025 (n)	15,300	17,173
2.625% due 02/15/2029 (j)	170,000	198,820
2.750% due 02/15/2024 (l)(n)	4,700	5,140
3.000% due 09/30/2025 (n)	38,100	43,360
3.000% due 10/31/2025 (n)	38,100	43,442

Total U.S. Treasury Obligations (Cost $600,896)		672,461

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.5%

American Home Mortgage Investment Trust
3.533% due 02/25/2045 •	23	22

Banc of America Funding Trust
4.184% due 01/20/2047 ^~	62	54
4.411% due 05/25/2035 ~	26	25

Bear Stearns Adjustable Rate Mortgage Trust
4.000% due 01/25/2034 ~	1	1
4.262% due 01/25/2034 ~	21	20

Bear Stearns ALT-A Trust
1.287% due 08/25/2036 ^•	1,537	1,799
3.882% due 05/25/2035 ~	171	155
3.958% due 09/25/2035 ^~	40	30

ChaseFlex Trust
1.247% due 07/25/2037 •	435	379

Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 06/25/2033 þ	2	2

Citigroup Mortgage Loan Trust
4.128% due 09/25/2037 ^~	2,419	2,135
4.380% due 10/25/2035 •	9	8

CLNY Trust
1.834% due 11/15/2038 •	7,075	6,478

Countrywide Alternative Loan Trust
0.983% due 03/20/2046 •	4,054	3,114
1.003% due 05/20/2046 ^•	94	65
1.067% due 06/25/2036 •	1,980	1,687
1.127% due 05/25/2047 •	229	181
3.526% due 08/25/2035 •	6,272	5,430
6.000% due 10/25/2033	10	10

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 12/25/2034		$3,980	$3,718
6.000% due 12/25/2035 ^		2,899	2,508

Countrywide Home Loan Mortgage Pass-Through Trust
3.711% due 02/20/2036 ^•		21	17
3.744% due 02/20/2035 ~		53	49

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.447% due 02/25/2035 •		266	243

European Loan Conduit
1.000% due 02/17/2030 •	EUR	3,600	3,801

First Horizon Mortgage Pass-Through Trust
4.622% due 08/25/2035 ~		$31	24

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	160	147

GSMPS Mortgage Loan Trust
1.297% due 01/25/2036 •		$2,052	1,579

GSR Mortgage Loan Trust
3.680% due 06/25/2034 ~		29	26
4.124% due 11/25/2035 ~		28	25
4.185% due 11/25/2035 ^~		131	115
6.000% due 03/25/2037 ^		25	20

HarborView Mortgage Loan Trust
0.955% due 12/19/2036 •		1,313	952
1.190% due 05/19/2035 •		990	924

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	9,797	11,974

Impac CMB Trust
1.947% due 07/25/2033 •		$11	10

IndyMac Mortgage Loan Trust
1.137% due 09/25/2046 •		292	231
1.567% due 06/25/2034 •		14	14

JPMorgan Chase Commercial Mortgage Securities Trust
1.565% due 01/16/2037 •		3,600	3,486
2.155% due 12/15/2031 •		2,300	2,246

JPMorgan Mortgage Trust
3.923% due 11/25/2035 ^~		77	65
3.983% due 07/25/2035 ~		503	462
4.670% due 08/25/2034 ~		339	329
5.750% due 01/25/2036 ^		29	20

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		2,378	2,132

London Wall Mortgage Capital PLC
1.609% due 11/15/2049 •	GBP	752	921

Merrill Lynch Mortgage Investors Trust
1.157% due 02/25/2036 •		$44	41
1.197% due 11/25/2035 •		21	17
3.033% (US0006M + 1.500%) due 12/25/2032 ~		1	1
3.732% due 02/25/2035 ~		477	421

MF1 Ltd.
2.077% due 12/25/2034 «•		5,200	4,657

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		5,112	5,122

Prime Mortgage Trust
1.347% due 02/25/2034 •		6	5

Residential Accredit Loans, Inc. Trust
1.117% due 01/25/2037 •		2,047	1,650
1.132% due 08/25/2036 •		578	469
2.910% due 10/25/2037 ~		2,099	1,684

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	28,431	34,658

Structured Adjustable Rate Mortgage Loan Trust
3.982% due 08/25/2035 ~		$43	37

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		211	189

Thornburg Mortgage Securities Trust
2.187% due 06/25/2047 ^•		338	263

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	13,352	16,241

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		4,356	5,256

WaMu Mortgage Pass-Through Certificates Trust
1.237% due 10/25/2045 •		$20	19
1.317% due 05/25/2034 •		1,895	1,512
2.234% due 02/27/2034 •		23	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.966% due 02/25/2046 •		$94	$82
3.166% due 11/25/2042 •		12	10
3.366% due 08/25/2042 •		8	7
3.808% due 07/25/2037 ^~		7,789	6,440

Washington Mutual Mortgage Pass-Through Certificates Trust
2.796% due 11/25/2046 •		7,429	5,733

Total Non-Agency Mortgage-Backed Securities (Cost $145,607)			142,167

ASSET-BACKED SECURITIES 13.3%

Aames Mortgage Investment Trust
1.937% due 07/25/2035 •		4,200	4,036

ACE Securities Corp. Home Equity Loan Trust
1.077% due 12/25/2036 •		5,742	3,110
1.847% due 09/25/2033 •		1,160	1,077

Allegro CLO Ltd.
2.990% due 01/30/2026 •		59	58

Argent Securities Trust
1.217% due 05/25/2036 •		6,423	2,270

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.327% due 02/25/2036 •		1,336	1,064

Asset-Backed Securities Corp. Home Equity Loan Trust
1.757% due 06/25/2034 •		4,398	3,854
1.907% due 07/25/2035 •		300	291

Avery Point CLO Ltd.
2.816% due 07/17/2026 •		2,815	2,786

Bayview Financial Asset Trust
2.927% due 03/25/2037 •		581	479

Bear Stearns Asset-Backed Securities Trust
1.897% due 10/25/2037 •		2,173	1,830
3.157% due 10/25/2036 ~		249	168

CIFC Funding Ltd.
2.654% due 10/25/2027 •		2,200	2,163

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •		2,373	2,307
2.447% due 10/25/2037 •		2,600	2,197

Citigroup Mortgage Loan Trust
1.207% due 03/25/2036 •		6,905	5,954

Citigroup Mortgage Loan Trust, Inc.
1.207% due 03/25/2037 •		1,235	1,012

Countrywide Asset-Backed Certificates
1.077% due 12/25/2036 ^•		1,935	1,489
1.087% due 05/25/2037 •		3,677	3,187
1.087% due 07/25/2037 ^•		4,893	4,397
1.087% due 06/25/2047 ^•		1,074	872
1.097% due 04/25/2047 ^•		277	258
1.147% due 08/25/2036 •		2,485	2,376
1.147% due 02/25/2037 •		1,099	879
1.197% due 02/25/2036 •		960	793
1.197% due 06/25/2047 •		1,600	1,340
1.207% due 12/25/2036 ^•		5,200	4,640

Countrywide Asset-Backed Certificates Trust
1.107% due 03/25/2037 •		258	253

Credit Suisse First Boston Mortgage Securities Corp.
1.567% due 01/25/2032 •		6	5

Credit-Based Asset Servicing & Securitization Trust
1.197% due 07/25/2036 •		2,000	1,725

ECMC Group Student Loan Trust
1.947% due 07/25/2069 •		2,671	2,614

Ellington Loan Acquisition Trust
2.047% due 05/25/2037 •		1,522	1,385

Euro-Galaxy CLO BV
0.820% due 11/10/2030 •	EUR	1,300	1,408

First NLC Trust
1.437% due 02/25/2036 •		$14,622	8,465

Fremont Home Loan Trust
1.007% due 01/25/2037 •		8	4

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		5,606	5,528
2.580% due 07/17/2023		3,744	3,711

GoldentTree Loan Management U.S. CLO Ltd.
2.596% due 04/20/2029 •		5,500	5,210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Halcyon Loan Advisors Funding Ltd.
2.902% due 10/22/2025 •		$267	$267

HSI Asset Securitization Corp. Trust
1.097% due 12/25/2036 •		9,098	6,970

JPMorgan Mortgage Acquisition Trust
1.082% due 07/25/2036 •		1,471	1,075
1.157% due 03/25/2037 •		653	652
1.217% due 08/25/2036 •		1,100	824
1.247% due 03/25/2037 •		5,503	4,266

Long Beach Mortgage Loan Trust
1.507% due 10/25/2034 •		12	10
1.707% due 08/25/2045 •		3,462	3,370

MASTR Asset-Backed Securities Trust
1.047% due 11/25/2036 •		10,055	6,612

Morgan Stanley ABS Capital, Inc. Trust
1.077% due 02/25/2037 •		3,287	2,522
1.097% due 06/25/2036 •		2,014	1,213
1.127% due 02/25/2037 •		1,680	635
1.162% due 03/25/2037 •		10,431	4,864
1.177% due 09/25/2036 •		902	449
1.877% due 07/25/2035 •		4,500	4,038

Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •		470	468

Nassau Ltd.
2.960% due 10/15/2029 •		3,300	3,133

Ozlme BV
0.820% due 01/18/2030 •	EUR	2,500	2,633

RAAC Trust
1.427% due 03/25/2037 •		$276	274

Residential Asset Securities Corp. Trust
1.387% due 12/25/2035 •		10,019	8,181
1.417% due 11/25/2035 •		13,000	11,176

Saxon Asset Securities Trust
1.397% due 11/25/2037 •		3,580	3,168

Securitized Asset-Backed Receivables LLC Trust
1.037% due 05/25/2037 •		13,857	7,971
1.197% due 05/25/2036 •		3,287	1,905

SoFi Professional Loan Program LLC
2.540% due 05/15/2046		5,000	4,844

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		3,200	3,111

Soundview Home Loan Trust
1.257% due 02/25/2036 •		3,100	2,518
1.787% due 08/25/2035 ^•		2,989	2,358
2.027% due 07/25/2035 •		3,290	3,003

Structured Asset Investment Loan Trust
1.097% due 09/25/2036 •		1,032	961

Structured Asset Securities Corp. Mortgage Loan Trust
1.267% due 05/25/2037 •		132	132
1.287% due 02/25/2036 •		474	472
1.597% due 04/25/2031 •		4,830	4,278

Telos CLO Ltd.
2.786% due 04/17/2028 •		2,697	2,621

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •		3,726	3,667

TICP CLO Ltd.
2.659% due 04/20/2028 •		1,800	1,746

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		4,128	4,073
3.000% due 11/25/2059 ~		2,475	2,458
3.510% due 10/25/2057 ~		4,900	4,378

Venture CLO Ltd.
0.000% due 08/28/2029 •		7,000	6,644
2.651% due 04/15/2027 •		7,479	7,304
3.049% due 04/20/2029 •		5,400	5,224

Total Asset-Backed Securities (Cost $230,186)			221,663

SOVEREIGN ISSUES 4.9%

Argentina Government International Bond
3.750% due 12/31/2038 þ		9,150	2,775
5.875% due 01/11/2028		4,300	1,176
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	4,863	37
38.039% (ARLLMONP) due 06/21/2020 ~		91,613	664

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Government International Bond
4.750% due 01/14/2050		$2,644	$2,442

Export-Import Bank of Korea
4.000% due 01/29/2021		2,200	2,248

Israel Government International Bond
4.125% due 01/17/2048		700	753

Japan Government International Bond
0.100% due 03/10/2028	JPY	4,368,444	40,607
0.100% due 03/10/2029		3,090,139	28,667

Saudi Government International Bond
4.000% due 04/17/2025		$1,500	1,563
5.000% due 04/17/2049		800	868

Total Sovereign Issues (Cost $91,404)			81,800

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(b)		40,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Santander S.A.
6.750% due 04/25/2022 •(g)(h)		200,000	199

JPMorgan Chase & Co.
5.240% (US0003M + 3.470%) due 04/30/2020 ~(g)		1,227,000	1,110

		SHARES	MARKET VALUE (000S)

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		480,000	$482

Total Preferred Securities (Cost $2,020)			1,791

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.3%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~		$2,500	2,497

REPURCHASE AGREEMENTS (i) 1.0%
			17,359

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	8,505	79
36,751% due 04/03/2020 ~		7,030	79
53.823% due 05/13/2020 (d)(e)		2,630	19

			177

U.S. TREASURY BILLS 13.1%
0.186% due 04/07/2020 - 06/18/2020 (c)(d)(l)(n)		$219,249	219,217

Total Short-Term Instruments (Cost $238,845)			239,250

Total Investments in Securities (Cost $2,268,093)			2,325,187

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.7%

SHORT-TERM INSTRUMENTS 23.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.7%

PIMCO Short Asset Portfolio	34,112,451	$331,198

PIMCO Short-Term Floating NAV Portfolio III	6,689,980	65,702

Total Short-Term Instruments (Cost $406,645)		396,900

Total Investments in Affiliates (Cost $406,645)		396,900

Total Investments 162.8% (Cost $2,674,738)		$2,722,087

Financial Derivative Instruments (k)(m) (15.7)% (Cost or Premiums, net $(7,270))		(262,787)

Other Assets and Liabilities, net (47.1)%		(787,499)

Net Assets 100.0%		$1,671,801

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	03/31/2020	04/01/2020	$	1,051	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(1,078)	$1,051	$1,051
MEI	0.580	03/26/2020	04/07/2020	CAD	22,950	Canada Government Bond 2.750% due 12/01/2048	(16,308)	16,308	16,310

Total Repurchase Agreements							$(17,386)	$17,359	$17,361

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	1.660%	03/25/2020	04/09/2020	$(104,251)	$(104,285)
	1.700	03/24/2020	04/07/2020	(57,502)	(57,524)

Total Sale-Buyback Transactions					$(161,809)

SHORT SALES:

Description	Coupon	Maturity Date		Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (2.4)%
Uniform Mortgage-Backed Security, TBA	4.000%	05/01/2050	$	31,450	$(33,637)	$(33,572)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2050		6,000	(6,493)	(6,480)

Total U.S. Government Agencies					(40,130)	(40,052)

Sovereign Issues (1.0)%
Canada Government Bond	2.750	12/01/2048	CAD	17,000	(17,240)	(16,316)

Total Short Sales (3.4)%					$(57,370)	$(56,368)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
FICC	$1,051	$0	$0	$0	$1,051	$(1,078)	$(27)
MEI	16,310	0	0	0	16,310	(16,308)	2

Master Securities Forward Transaction Agreement
TOR	0	0	0	(16,316)	(16,316)	(120)	(16,436)
UBS	0	0	(161,809)	0	(161,809)	160,884	(925)

Total Borrowings and Other Financing Transactions	$17,361	$0	$(161,809)	$(16,316)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(161,809)	$0	$0	$(161,809)

Total Borrowings	$0	$(161,809)	$0	$0	$(161,809)

Payable for sale-buyback financing transactions					$(161,809)

(j)	Securities with an aggregate market value of $162,654 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(24,050) at a weighted average interest rate of 1.696%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(55) of deferred price drop.
(4)	Payable for short sales includes $118 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$113.375	05/22/2020	1,194	$2,388	$20	$1
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	152.000	05/22/2020	90	90	1	1

Total Purchased Options					$21	$2

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	513	$0	$(7)	$0	$0
E-mini S&P 500 Index June Futures	06/2020	1,809	232,429	(3,960)	0	(3,620)
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	482	58	53	0	(32)

				$(3,914)	$0	$(3,652)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	40	$(7,610)	$16	$182	$(151)
U.S. Treasury 2-Year Note June Futures	06/2020	1,194	(263,137)	(4,478)	37	0
U.S. Treasury 5-Year Note June Futures	06/2020	105	(13,163)	(433)	5	0
U.S. Treasury 10-Year Note June Futures	06/2020	5,061	(701,897)	(4,815)	712	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	247	(54,803)	(4,633)	803	0
United Kingdom Long Gilt June Futures	06/2020	14	(2,368)	(47)	9	(7)

				$(14,390)	$1,748	$(158)

Total Futures Contracts				$(18,304)	$1,748	$(3,810)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.547%	$800	$(9)	$1	$(8)	$0	$(3)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
											Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	2.089%		$	1,500	$23	$(95)	$(72)	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.014	EU	R	4,300	29	(573)	(544)	0	(115)

								$52	$(668)	$(616)	$0	$(115)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$28,300	$(599)	$617	$18	$62	$0

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
iTraxx Europe Main 32 5-Year Index	1.000%	Quarterly	12/20/2024	EUR 27,700	$328	$(254)	$74	$0	$(47)

INTEREST RATE SWAPS

Pay/Receive	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	186,200	$(807)	$5,345	$4,538	$0	$(246)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		13,700	(109)	3,188	3,079	0	(266)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		5,600	37	694	731	0	(98)
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	99,400	153	3,929	4,082	11	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		139,800	178	(7,450)	(7,272)	0	(14)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		18,200	(1,035)	(818)	(1,853)	0	(2)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		169,000	(17)	(22,292)	(22,309)	0	(33)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		52,700	0	(6,972)	(6,972)	0	(10)
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		351,000	(7,923)	(5,470)	(13,393)	16	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		81,200	4,958	(11,664)	(6,706)	22	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,400	2	(158)	(156)	1	0
Receive(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		70,200	(153)	(3,982)	(4,135)	124	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		72,600	1,121	4,892	6,013	0	(101)
Pay(7)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		35,900	0	316	316	0	(64)
Pay(7)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		37,100	0	386	386	0	(66)
Pay(7)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		37,500	0	413	413	0	(67)
Pay(7)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027		130,200	0	1,445	1,445	0	(233)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		227,300	4,862	5,533	10,395	0	(439)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	01/31/2028		44,400	2	(6,438)	(6,436)	105	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		73,000	(214)	(6,080)	(6,294)	394	0
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		185,300	4,772	4,967	9,739	0	(1,050)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		900	(6)	(263)	(269)	27	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		1,900	(3)	(369)	(372)	53	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		4,600	(27)	(1,032)	(1,059)	131	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		2,500	(9)	(481)	(490)	70	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		300	(1)	(78)	(79)	9	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,800	(5)	(3,998)	(4,003)	331	0
Pay(7)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035	EUR	47,200	0	1,712	1,712	0	(182)
Pay(7)	6-Month EUR-EURIBOR	0.680	Annual	01/22/2035		103,300	916	2,828	3,744	0	(398)
Receive(7)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045		107,200	(819)	(5,748)	(6,567)	635	0
Receive(7)	6-Month EUR-EURIBOR	0.883	Annual	01/22/2045		51,000	0	(3,168)	(3,168)	303	0
Pay(7)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050		1,870	(7)	21	14	0	(24)
Pay(7)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050		650	0	7	7	0	(8)
Pay(7)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050		1,650	(3)	15	12	0	(21)
Receive(7)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	46,200	0	(2,200)	(2,200)	0	(39)
Receive(7)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		102,000	(677)	(4,788)	(5,465)	0	(89)
Pay(7)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		49,500	0	2,645	2,645	124	0
Pay(7)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		110,600	862	5,639	6,501	280	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	7,670,000	(2,457)	108	(2,349)	0	(56)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	3,050	(4)	(544)	(548)	6	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,050	8	1,299	1,307	0	(67)
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	26,700	0	(1,332)	(1,332)	0	(50)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	23,300	(3)	1,126	1,123	5	0
Pay	UKRPI	3.593	Maturity	11/15/2028		4,200	0	280	280	2	0
Pay	UKRPI	3.595	Maturity	11/15/2028		15,000	180	826	1,006	6	0
Pay	UKRPI	3.603	Maturity	11/15/2028		4,200	0	287	287	2	0
Pay	UKRPI	3.480	Maturity	01/15/2030		38,500	45	992	1,037	26	0
Pay	UKRPI	3.415	Maturity	02/15/2030		11,200	0	128	128	7	0
							$3,817	$(46,304)	$(42,487)	$2,690	$(3,623)

Total Swap Agreements							$3,589	$(46,608)	$(43,019)	$2,752	$(3,788)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$2	$1,748	$2,752	$4,502	$0	$(3,810)	$(3,788)	$(7,598)

(l)

Securities with an aggregate market value of $53,079 and cash of $4,084 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	20,120		$25,943	$952	$0
	06/2020	KRW	126,744		107	3	0

BPS	04/2020	BRL	47,649	EUR	8,353	42	0
	04/2020	CAD	4,135		$2,860	0	(78)
	04/2020	EUR	9,878	BRL	47,649	0	(1,724)
	04/2020		4,574		$5,161	116	0
	04/2020	GBP	604		724	0	(27)
	04/2020		$66,712	CAD	91,330	487	(2,301)
	04/2020		3,802	EUR	3,462	16	0
	04/2020		3,213	GBP	2,738	188	0
	04/2020		48,406	TWD	1,456,621	87	(162)
	05/2020		8,362	COP	34,928,505	201	0
	05/2020		20,052	EUR	18,263	115	0
	06/2020	INR	747,188		$10,338	621	0
	06/2020	TWD	1,434,559		48,263	287	0
	06/2020		$12	MXN	244	0	(2)

BRC	04/2020	JPY	1,472,286		$13,395	0	(298)
	04/2020		$56,747	GBP	46,424	917	0
	05/2020	GBP	46,424		$56,784	0	(920)
	06/2020		$8,691	MXN	170,955	0	(1,565)

CBK	04/2020	AUD	148		$97	6	0
	04/2020	CAD	6,891		4,887	0	(9)
	04/2020	COP	34,608,795		10,130	1,622	0
	04/2020	EUR	56,353		61,792	23	(382)
	04/2020	GBP	28,742		34,915	59	(844)
	04/2020	JPY	6,372,700		59,111	1	(157)

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020		$5,417	CAD	7,545	$11	$(67)
	04/2020		1,136	EUR	1,061	34	0
	04/2020		1,481	GBP	1,136	0	(70)
	04/2020		6,192	MXN	140,776	0	(267)
	05/2020	EUR	4,125		$4,525	0	(30)
	05/2020		$4,889	CAD	6,891	10	0
	06/2020		6,881	INR	498,695	0	(396)
	06/2020		410	RUB	32,737	4	0

DUB	04/2020	BRL	9,417		$1,836	23	0
	04/2020		$1,812	BRL	9,417	1	0
	05/2020		1,833		9,417	0	(25)

GLM	04/2020	BRL	47,649	EUR	8,953	704	0
	04/2020		95,344		$21,303	2,954	0
	04/2020	CAD	4,604		3,193	0	(78)
	04/2020	EUR	8,353	BRL	47,649	0	(43)
	04/2020	RUB	26,825		$341	0	(1)
	04/2020		$18,340	BRL	95,344	9	0
	04/2020		1,644	EUR	1,521	34	0
	04/2020		10,136	RUB	627,406	0	(2,141)
	04/2020		5,118	ZAR	85,707	0	(329)
	05/2020	EUR	8,931	BRL	47,649	0	(712)
	05/2020		$339	RUB	26,825	2	0
	06/2020	MXN	97,039		$5,087	1,042	0
	06/2020	SGD	104		73	0	0
	06/2020		$4,228	INR	306,543	0	(241)

HUS	04/2020	GBP	832		$980	0	(53)
	04/2020		$743	EUR	683	10	0
	05/2020	GBP	16,259		$20,129	0	(81)
	06/2020	CNH	142,577		20,358	274	0
	06/2020	HKD	1,209		156	0	0
	06/2020		$44,256	CNH	309,959	0	(593)
	01/2021	BRL	1,770		$273	0	(63)

JPM	04/2020		$4,067	ZAR	67,443	0	(298)
	06/2020	CNH	167,993		$23,634	0	(31)

MYI	04/2020		$72,659	JPY	7,844,986	301	0
	04/2020		12,942	ZAR	216,788	0	(829)
	05/2020	JPY	7,844,986		$72,814	0	(264)

SCX	04/2020	CAD	27,597		20,672	1,061	0
	05/2020	EUR	54,200		59,546	0	(307)
	05/2020		$213	RUB	16,810	1	0
	06/2020		10,290	IDR	142,669,690	0	(1,650)
	06/2020		10,372	INR	749,609	0	(624)

SOG	04/2020		106	RUB	8,189	0	(1)
	05/2020		362		28,271	0	(2)
	06/2020		926		72,108	0	(12)

SSB	04/2020	CAD	55,648		$40,053	987	(477)
	04/2020		$23,884	BRL	104,761	0	(3,722)

UAG	04/2020	RUB	28,154		$354	0	(5)
	04/2020		$645	RUB	51,239	9	0
	06/2020		755		61,295	21	0

Total Forward Foreign Currency Contracts						$13,235	$(21,881)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	686,300	$1,690	$1,824

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	335,900	1,234	6,504
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	736,800	2,898	13,999
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	184,200	1,473	13,863
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	190,700	1,119	12,031

Total Purchased Options							$8,414	$48,221

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	1,800	$(1)	$(12)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	44,400	$(527)	$(1,008)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	91,400	(1,164)	(1,921)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	5,890	(181)	(297)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	2,880	(88)	(144)

MYC	Call - OTC 15-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/11/2021	68,000	(5,610)	(15,321)
	Call - OTC 15-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.190	03/12/2021	70,500	(4,450)	(13,825)
	Call - OTC 15-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550	07/19/2021	75,000	(2,080)	(8,592)
	Call - OTC 15-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590	08/02/2021	165,000	(4,905)	(19,705)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	5,780	(190)	(287)

							$(19,195)	$(61,100)

Total Written Options							$(19,196)	$(61,112)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	12/20/2024	1.923%	EUR 1,000	$(7)	$53	$46	$0

JPM	HSBC Holdings PLC	(1.000)	Quarterly	12/20/2024	1.923	1,800	(13)	97	84	0

							$(20)	$150	$130	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 373	$(78)	$54	$0	$(24)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	S&P 500 Total Return Index	5,040	1.978% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/11/2020	$26,557	$0	$(162)	$0	$(162)

	Receive	S&P 500 Total Return Index	8,546	1.901% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/05/2020	55,985	0	(11,123)	0	(11,123)

BPS	Receive	S&P 500 Total Return Index	5,514	2.098% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/15/2020	29,054	0	(187)	0	(187)
	Receive	S&P 500 Total Return Index	5,514	2.098% (3-Month USD-LIBOR plus a specified spread)	Quarterly	07/23/2020	29,054	0	(187)	0	(187)
	Receive	S&P 500 Total Return Index	4,676	2.006% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/16/2020	31,223	0	(6,715)	0	(6,715)
	Receive	S&P 500 Total Return Index	5,515	1.565% (3-Month USD-LIBOR less a specified spread)	Quarterly	10/07/2020	29,563	0	(506)	0	(506)

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	S&P 500 Total Return Index	6,837	1.965% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/14/2020	$40,038	$0	$(4,901)	$0	$(4,901)
	Receive	S&P 500 Total Return Index	31,203	0.814% (3-Month USD-LIBOR less a specified spread)	Maturity	04/07/2021	183,103	0	(18,770)	0	(18,770)

BRC	Receive	S&P 500 Total Return Index	9,440	1.855% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/26/2020	64,693	0	(15,088)	0	(15,088)

CBK	Receive	S&P 500 Total Return Index	6,273	0.289% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/17/2020	30,648	0	2,400	2,400	0
	Receive	S&P 500 Total Return Index	6,272	0.816% (3-Month USD-LIBOR less a specified spread)	Quarterly	09/16/2020	30,643	0	2,397	2,397	0

FAR	Receive	S&P 500 Total Return Index	7,760	1.941% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/22/2020	50,836	0	(10,103)	0	(10,103)
	Receive	S&P 500 Total Return Index	50,419	1.817% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/23/2020	296,886	0	(35,073)	0	(35,073)
	Receive	S&P 500 Total Return Index	50,419	1.913% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2021	345,901	0	(80,913)	0	(80,913)

GST	Receive	S&P 500 Total Return Index	8,696	0.814% (3-Month USD-LIBOR less a specified spread)	Quarterly	02/24/2021	51,029	0	(5,231)	0	(5,231)

HUS	Receive	S&P 500 Total Return Index	10,884	1.886% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/20/2020	74,952	0	(17,760)	0	(17,760)
	Receive	S&P 500 Total Return Index	6,274	1.968% (3-Month USD-LIBOR plus a specified spread)	Quarterly	07/08/2020	33,059	0	(180)	0	(180)
	Receive	S&P 500 Total Return Index	1,549	1.901% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/07/2020	10,147	0	(2,016)	0	(2,016)

SOG	Receive	S&P 500 Total Return Index	39,691	2.061% (3-Month USD-LIBOR plus a specified spread)	Maturity	08/12/2020	239,310	0	(34,142)	0	(34,142)

								$0	$(238,260)	$4,797	$(243,057)

Total Swap Agreements								$(98)	$(238,056)	$4,927	$(243,081)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$955	$0	$46	$1,001	$0	$0	$(11,309)	$(11,309)	$(10,308)	$15,828	$5,520
BPS	2,160	0	0	2,160	(4,294)	0	(31,266)	(35,560)	(33,400)	44,301	10,901
BRC	917	1,824	0	2,741	(2,783)	(2,929)	(15,088)	(20,800)	(18,059)	17,996	(63)
CBK	1,770	0	4,797	6,567	(2,222)	0	0	(2,222)	4,345	(3,953)	392
DUB	24	0	0	24	(25)	0	0	(25)	(1)	(10)	(11)
FAR	0	0	0	0	0	0	(126,089)	(126,089)	(126,089)	119,478	(6,611)
GLM	4,745	0	0	4,745	(3,545)	(297)	0	(3,842)	903	(700)	203
GST	0	0	0	0	0	(12)	(5,231)	(5,243)	(5,243)	4,659	(584)
HUS	284	0	0	284	(790)	0	(19,956)	(20,746)	(20,462)	28,694	8,232
JPM	0	0	84	84	(329)	(144)	0	(473)	(389)	294	(95)
MYC	0	46,397	0	46,397	0	(57,730)	0	(57,730)	(11,333)	14,369	3,036
MYI	301	0	0	301	(1,093)	0	0	(1,093)	(792)	716	(76)
SCX	1,062	0	0	1,062	(2,581)	0	0	(2,581)	(1,519)	1,094	(425)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
SOG	$0	$0	$0	$0	$(15)	$0	$(34,142)	$(34,157)	$(34,157)	$37,981	$3,824
SSB	987	0	0	987	(4,199)	0	0	(4,199)	(3,212)	3,089	(123)
UAG	30	0	0	30	(5)	0	0	(5)	25	0	25

Total Over the Counter	$13,235	$48,221	$4,927	$66,383	$(21,881)	$(61,112)	$(243,081)	$(326,074)

(n)

Securities with an aggregate market value of $290,054 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	1,748	1,748
Swap Agreements	0	62	0	0	2,690	2,752

	$0	$62	$0	$0	$4,440	$4,502

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,235	$0	$13,235
Purchased Options	0	0	0	0	48,221	48,221
Swap Agreements	0	130	4,797	0	0	4,927

	$0	$130	$4,797	$13,235	$48,221	$66,383

	$0	$192	$4,797	$13,235	$52,661	$70,885

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$3,620	$0	$190	$3,810
Swap Agreements	0	165	0	0	3,623	3,788

	$0	$165	$3,620	$0	$3,813	$7,598

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,881	$0	$21,881
Written Options	0	12	0	0	61,100	61,112
Swap Agreements	0	24	243,057	0	0	243,081

	$0	$36	$243,057	$21,881	$61,100	$326,074

	$0	$201	$246,677	$21,881	$64,913	$333,672

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(459)	$(459)
Written Options	0	0	0	0	2,171	2,171
Futures	0	0	(53,130)	0	(21,443)	(74,573)
Swap Agreements	0	934	0	0	(41,648)	(40,714)

	$0	$934	$(53,130)	$0	$(61,379)	$(113,575)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,135	$0	$1,135
Purchased Options	0	0	0	(925)	(2,706)	(3,631)
Written Options	0	72	0	2,265	(13,363)	(11,026)
Swap Agreements	0	(571)	120,743	0	27	120,199

	$0	$(499)	$120,743	$2,475	$(16,042)	$106,677

	$0	$435	$67,613	$2,475	$(77,421)	$(6,898)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$24	$24
Futures	0	0	(6,602)	0	(11,053)	(17,655)
Swap Agreements	0	(316)	0	0	(18,628)	(18,944)

	$0	$(316)	$(6,602)	$0	$(29,657)	$(36,575)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,761)	$0	$(9,761)
Purchased Options	0	0	0	69	40,645	40,714
Written Options	0	(10)	0	334	(36,949)	(36,625)
Swap Agreements	0	406	(262,206)	0	49	(261,751)

	$0	$396	$(262,206)	$(9,358)	$3,745	$(267,423)

	$0	$80	$(268,808)	$(9,358)	$(25,912)	$(303,998)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$838	$3,729	$4,567
Corporate Bonds & Notes
Banking & Finance	0	156,860	0	156,860
Industrials	0	53,923	0	53,923
Utilities	0	25,719	0	25,719
Municipal Bonds & Notes
California	0	294	0	294
Illinois	0	784	0	784
Nevada	0	133	0	133
New York	0	1,168	0	1,168
West Virginia	0	475	0	475
U.S. Government Agencies	0	722,132	0	722,132
U.S. Treasury Obligations	0	672,461	0	672,461
Non-Agency Mortgage-Backed Securities	0	137,510	4,657	142,167
Asset-Backed Securities	0	221,663	0	221,663
Sovereign Issues	0	81,800	0	81,800
Preferred Securities
Banking & Finance	0	1,791	0	1,791
Short-Term Instruments
Certificates of Deposit	0	2,497	0	2,497
Repurchase Agreements	0	17,359	0	17,359
Argentina Treasury Bills	0	177	0	177
U.S. Treasury Bills	0	219,217	0	219,217

	$0	$2,316,801	$8,386	$2,325,187

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$396,900	$0	$0	$396,900

Total Investments	$396,900	$2,316,801	$8,386	$2,722,087

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(16,316)	$0	$(16,316)
U.S. Government Agencies	$0	$(40,052)	$0	$(40,052)

	$0	$(56,368)	$0	$(56,368)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,748	2,754	0	4,502
Over the counter	0	66,383	0	66,383

	$1,748	$69,137	$0	$70,885

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,810)	(3,788)	0	(7,598)
Over the counter	0	(326,074)	0	(326,074)

	$(3,810)	$(329,862)	$0	$(333,672)

Total Financial Derivative Instruments	$(2,062)	$(260,725)	$0	$(262,787)

Totals	$394,838	$1,999,708	$8,386	$2,402,932

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged)

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		$3,041	$2,940

Total Loan Participations and Assignments (Cost $3,038)			2,940

CORPORATE BONDS & NOTES 8.1%

BANKING & FINANCE 4.7%

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		300	260

Banco del Estado de Chile
4.125% due 10/07/2020		418	420

Bank of America Corp.
2.104% (US0003M + 0.790%) due 03/05/2024 ~		44	41

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		1,000	881
3.200% due 08/10/2021		800	793
4.610% due 02/15/2023 •		1,100	1,120
7.125% due 06/15/2025 •(f)(g)	GBP	500	532
8.000% due 06/15/2024 •(f)(g)		$300	279

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~		858	800

Credit Suisse Group AG
7.250% due 09/12/2025 •(f)(g)		264	240

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		484	490

Deutsche Bank AG
2.868% (US0003M + 1.230%) due 02/27/2023 ~		1,188	974
4.250% due 10/14/2021		1,254	1,194

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,400	1,365

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	286	306

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$550	523
3.550% due 10/07/2022		600	562

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~		418	410

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		352	345
2.692% (US0003M + 1.000%) due 05/18/2024 ~		200	187
3.400% due 03/08/2021		308	310
3.400% (US0003M + 1.500%) due 01/05/2022 ~		264	253
4.300% due 03/08/2026		220	235
4.950% due 03/31/2030		800	883

ING Groep NV
5.750% due 11/16/2026 •(f)(g)		300	260

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		726	708
2.696% (US0003M + 0.890%) due 07/23/2024 ~		638	576
3.797% due 07/23/2024 •		242	254

Lloyds Banking Group PLC
4.550% due 08/16/2028		2,800	2,978
7.500% due 09/27/2025 •(f)(g)		500	450

Nationwide Building Society
4.363% due 08/01/2024 •		374	376

Navient Corp.
5.875% due 03/25/2021		200	197

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		$300	$284
2.600% due 09/28/2022		300	286
2.650% due 07/13/2022		800	774

Raymond James Financial, Inc.
4.650% due 04/01/2030		1,200	1,257

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		1,800	1,631
4.519% due 06/25/2024 •		1,100	1,109
4.892% due 05/18/2029 •		396	420
7.500% due 08/10/2020 •(f)(g)		200	184

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		440	462

Santander UK PLC
2.875% due 06/18/2024		700	700

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		600	583

UBS AG
4.750% due 02/12/2026 •(g)	EUR	500	545
5.125% due 05/15/2024 (g)		$462	467
7.625% due 08/17/2022 (g)		363	374

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		200	186

Weyerhaeuser Co.
4.000% due 04/15/2030		900	905

			29,369

INDUSTRIALS 1.4%

AEP Transmission Co. LLC
3.650% due 04/01/2050 (a)		1,200	1,241

Allergan Funding SCS
3.450% due 03/15/2022		220	229

Allergan Sales LLC
4.875% due 02/15/2021		31	32

BAT Capital Corp.
3.222% due 08/15/2024		100	101

BAT International Finance PLC
3.950% due 06/15/2025		30	30

Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~		88	85

Charter Communications Operating LLC
4.464% due 07/23/2022		66	68
4.908% due 07/23/2025		132	142

Comcast Corp.
3.950% due 10/15/2025		93	103

CSN Resources S.A.
7.625% due 02/13/2023		250	175

CSX Corp.
3.800% due 04/15/2050		400	422

CVS Health Corp.
3.625% due 04/01/2027		1,400	1,437

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~		300	278

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		264	261

Imperial Brands Finance PLC
3.500% due 07/26/2026		200	185

Kraft Heinz Foods Co.
5.000% due 07/15/2035		22	22
5.200% due 07/15/2045		22	21

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		196	193

NVIDIA Corp.
3.700% due 04/01/2060		1,100	1,195

Oracle Corp.
2.800% due 04/01/2027 (a)		2,400	2,450

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,920	$22

			8,692

UTILITIES 2.0%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		$726	675
2.330% (US0003M + 0.750%) due 06/01/2021 ~		1,166	1,132
2.781% (US0003M + 0.950%) due 07/15/2021 ~		880	865

Berkshire Hathaway Energy Co.
4.250% due 10/15/2050		700	802

Consolidated Edison Co. of New York, Inc.
3.950% due 04/01/2050		1,700	1,778

DTE Electric Co.
2.625% due 03/01/2031 (a)		1,100	1,098

Exelon Corp.
4.050% due 04/15/2030 (a)		2,100	2,084

Idaho Power Co.
4.200% due 03/01/2048		1,000	1,138

Petrobras Global Finance BV
5.093% due 01/15/2030		446	409

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~		638	629

Sprint Corp.
7.875% due 09/15/2023		600	665

Xcel Energy, Inc.
3.400% due 06/01/2030 (a)		1,100	1,117

			12,392

Total Corporate Bonds & Notes (Cost $51,097)			50,453

MUNICIPAL BONDS & NOTES 0.2%

ARIZONA 0.0%

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035		220	224

CALIFORNIA 0.2%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		20	32

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040		350	512

La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036		300	309

			853

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		20	27

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		21	24

			51

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041		20	27

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	$20	$29

Total Municipal Bonds & Notes (Cost $975)		1,184

U.S. GOVERNMENT AGENCIES 28.9%

Fannie Mae
1.297% due 07/25/2037 •	1	1
1.327% due 07/25/2037 •	2	2
1.347% due 09/25/2035 •	6	6
1.357% due 09/25/2035 •	10	10
1.667% due 06/25/2037 •	16	16
2.310% due 08/01/2022	22	22
4.000% due 04/25/2042	493	585

Fannie Mae, TBA
3.000% due 06/01/2040	67,100	70,122

Freddie Mac
1.275% due 06/15/2041 •	82	81
1.405% due 08/15/2037 •	14	14
1.415% due 10/15/2037 •	2	2
1.425% due 05/15/2037 - 09/15/2037 •	17	17
4.000% due 07/15/2042	427	516
5.000% due 03/01/2038	217	243
5.500% due 07/01/2028 - 07/01/2038	42	47

Ginnie Mae
1.950% due 11/20/2062 •	509	507
3.500% due 01/15/2042 - 06/15/2045	577	619
5.000% due 08/15/2038 - 05/15/2039	64	72
6.000% due 08/15/2037	19	21

Ginnie Mae, TBA
5.000% due 04/01/2050 - 05/01/2050	4,900	5,217

Small Business Administration
4.430% due 05/01/2029	14	15
5.290% due 12/01/2027	3	3
6.220% due 12/01/2028	3	3

Uniform Mortgage-Backed Security
3.500% due 09/01/2047 - 10/01/2048	11,238	11,904
4.000% due 07/01/2025 - 10/01/2049	24,982	26,690
4.500% due 06/01/2023 - 10/01/2041	396	433
5.500% due 02/01/2022 - 09/01/2041	787	887
6.000% due 07/01/2036 - 05/01/2041	218	251
6.500% due 10/01/2035	8	9

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	26,800	27,683
3.500% due 05/01/2050	11,440	12,091
4.000% due 05/01/2050	14,300	15,265
4.500% due 05/01/2050	5,300	5,702

Total U.S. Government Agencies (Cost $175,942)		179,056

U.S. TREASURY OBLIGATIONS 27.9%

U.S. Treasury Bonds
3.000% due 08/15/2048	154	214
3.000% due 02/15/2049 (l)	6,800	9,485
4.375% due 05/15/2040	1,606	2,554
4.625% due 02/15/2040	1,807	2,952

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022	9,195	9,063
0.125% due 04/15/2022	1,167	1,150
0.125% due 01/15/2023	664	656
0.375% due 07/15/2023	2,902	2,920
0.625% due 07/15/2021	1,831	1,814

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 01/15/2026		$109	$112
0.625% due 02/15/2043 (l)		112	123
0.750% due 07/15/2028		25	26
1.000% due 02/15/2046 (l)		871	1,059
1.000% due 02/15/2048		4,324	5,331
1.000% due 02/15/2049		7,167	8,923
1.375% due 02/15/2044 (l)		885	1,137
1.750% due 01/15/2028		37	42
2.000% due 01/15/2026		57	64
3.625% due 04/15/2028		70	90

U.S. Treasury Notes
1.125% due 02/28/2021 (l)		17,300	17,458
1.375% due 09/30/2023 (l)		11,340	11,755
1.625% due 02/15/2026 (l)		100	107
1.750% due 12/31/2020		6,162	6,239
1.750% due 12/31/2024		2,100	2,237
1.875% due 07/31/2022 (j)		8,352	8,664
2.000% due 11/30/2020 (j)		3,890	3,939
2.000% due 07/31/2022		2,970	3,093
2.000% due 04/30/2024 (l)		300	320
2.000% due 11/15/2026		7,329	8,026
2.125% due 05/15/2025		4,211	4,575
2.250% due 08/15/2027 (j)(l)		6,800	7,635
2.375% due 08/15/2024		3,862	4,201
2.375% due 05/15/2029		7,000	8,057
2.625% due 12/31/2025 (l)		200	224
2.625% due 02/15/2029		23,656	27,666
2.750% due 02/15/2024 (j)		6,064	6,632
2.875% due 09/30/2023		1,360	1,482
2.875% due 11/30/2023 (l)		1,180	1,290
3.000% due 09/30/2025 (l)		600	683
3.000% due 10/31/2025 (l)		600	684

Total U.S. Treasury Obligations (Cost $157,265)			172,682

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.2%

American Home Mortgage Assets Trust
1.137% due 10/25/2046 •		3,063	1,831

BCAP LLC Trust
3.868% due 03/27/2037 ~		247	187

Bear Stearns ALT-A Trust
1.107% due 02/25/2034 •		11	9
1.117% due 04/25/2037 •		314	238
1.267% due 06/25/2046 ^•		424	494
5.233% due 11/25/2035 ^~		2,023	1,735

ChaseFlex Trust
1.247% due 07/25/2037 •		1,477	1,288

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.177% due 07/25/2036 •		196	170

Citigroup Mortgage Loan Trust
4.619% due 06/25/2036 ^~		34	29

Countrywide Alternative Loan Trust
1.107% due 02/25/2047 •		13	11
1.127% due 05/25/2047 •		82	65
1.187% due 08/25/2047 •		1,674	1,345
1.297% due 05/25/2037 ^•		755	264
2.966% due 02/25/2036 •		9	7
6.000% due 12/25/2034		1,000	934

Countrywide Home Loan Mortgage Pass-Through Trust
3.744% due 02/20/2035 ~		2	2
3.826% due 11/25/2034 ~		3	3

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.097% due 03/25/2037 ^•		458	367

First Horizon Mortgage Pass-Through Trust
4.281% due 11/25/2037 ^~		194	165

GSR Mortgage Loan Trust
4.124% due 11/25/2035 ~		1	1
4.398% due 09/25/2035 ~		21	21
6.000% due 03/25/2037 ^		2	2
6.250% due 10/25/2036 ^		160	151

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	1,571	1,920

IndyMac Mortgage Loan Trust
1.147% due 11/25/2046 •		$967	781
1.217% due 10/25/2036 •		213	117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
4.123% due 08/25/2034 ~		$13	$11
4.222% due 07/25/2035 ~		301	271

Merrill Lynch Mortgage Investors Trust
4.266% due 09/25/2035 ^~		31	26

Morgan Stanley Mortgage Loan Trust
1.227% due 01/25/2036 •		428	283

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		3	2

Residential Accredit Loans, Inc. Trust
1.117% due 01/25/2037 •		432	348
1.132% due 08/25/2036 •		127	103
3.326% due 09/25/2045 •		11	9
6.000% due 03/25/2037 ^		1,298	1,092

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	7,408	9,030

Structured Adjustable Rate Mortgage Loan Trust
1.097% due 02/25/2037 •		$244	205

Structured Asset Mortgage Investments Trust
1.207% due 03/25/2037 •		6	3

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	838	1,011

Wachovia Mortgage Loan Trust LLC
4.260% due 10/20/2035 ~		$113	95

WaMu Mortgage Pass-Through Certificates Trust
2.886% due 09/25/2046 ^•		1,266	1,066
2.966% due 02/25/2046 •		27	23
2.981% due 01/25/2037 ^~		86	71
3.166% due 11/25/2042 •		15	13
3.890% due 08/25/2046 ^~		556	497

Total Non-Agency Mortgage-Backed Securities (Cost $26,186)			26,296

ASSET-BACKED SECURITIES 6.3%

ACE Securities Corp. Home Equity Loan Trust
1.087% due 07/25/2036 •		441	306
3.947% due 08/25/2040 ^•		691	486

Allegro CLO Ltd.
2.990% due 01/30/2026 •		15	15

Argent Securities Trust
1.097% due 07/25/2036 •		744	575
1.107% due 05/25/2036 •		3,283	1,099

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.027% due 01/25/2034 •		508	468

Asset-Backed Securities Corp. Home Equity Loan Trust
1.907% due 07/25/2035 •		75	73

Bear Stearns Asset-Backed Securities Trust
1.107% due 08/25/2036 •		207	238

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •		542	527

Citigroup Mortgage Loan Trust
1.107% due 09/25/2036 •		1,321	1,015

Citigroup Mortgage Loan Trust, Inc.
1.527% due 07/25/2035 •		139	138

Countrywide Asset-Backed Certificates
1.107% due 12/25/2035 ^•		568	551
1.147% due 09/25/2047 ^•		544	364
1.187% due 03/25/2036 •		117	98
1.237% due 01/25/2037 •		4,180	2,707
1.387% due 04/25/2036 •		1,142	1,123
1.657% due 07/25/2035 •		616	568
1.982% due 12/25/2035 •		770	658
4.566% due 10/25/2046 ^~		591	577

Countrywide Asset-Backed Certificates Trust
1.427% due 05/25/2036 •		1,540	1,382

Ellington Loan Acquisition Trust
1.997% due 05/25/2037 •		608	552

First Franklin Mortgage Loan Trust
1.682% due 09/25/2035 •		30	30

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023		613	607

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
1.017% due 12/25/2036 •	$5	$3
1.177% due 01/25/2037 •	902	622

Halcyon Loan Advisors Funding Ltd.
2.902% due 10/22/2025 •	83	83

HSI Asset Securitization Corp. Trust
1.087% due 01/25/2037 •	465	331

MASTR Asset-Backed Securities Trust
0.997% due 01/25/2037 •	6	2

Merrill Lynch Mortgage Investors Trust
1.097% due 08/25/2037 •	1,430	809

Monarch Grove CLO
2.674% due 01/25/2028 •	1,276	1,238

Morgan Stanley ABS Capital, Inc. Trust
1.077% due 01/25/2037 •	2,588	1,184
1.162% due 03/25/2037 •	1,836	856

Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •	111	110

Mountain View CLO Ltd.
1.795% due 10/16/2029 •	800	752

Nassau Ltd.
2.960% due 10/15/2029 •	600	570

NovaStar Mortgage Funding Trust
1.197% due 09/25/2036 •	1,377	716

Option One Mortgage Loan Trust
1.167% due 04/25/2037 •	1,005	702
1.167% due 05/25/2037 •	590	373
1.307% due 01/25/2036 •	814	629
1.727% due 02/25/2035 •	1,576	1,457

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ	214	102

Residential Asset Securities Corp. Trust
1.427% due 01/25/2036 •	2,200	1,749

Securitized Asset-Backed Receivables LLC Trust
1.187% due 07/25/2036 •	380	194

SG Mortgage Securities Trust
1.127% due 02/25/2036 •	1,975	1,169

Soundview Home Loan Trust
1.027% due 06/25/2037 •	3	2
1.057% due 02/25/2037 •	1,676	493
1.097% due 03/25/2037 •	210	187
1.157% due 06/25/2037 •	695	498

Structured Asset Securities Corp. Mortgage Loan Trust
1.157% due 02/25/2037 •	699	652
1.177% due 05/25/2047 •	1,096	982

Symphony CLO Ltd.
2.711% due 04/15/2028 •	462	449

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	6,164	6,038

Venture CLO Ltd.
0.000% due 08/28/2029 •	1,300	1,234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Asset-Backed Securities Trust
1.447% due 12/25/2035 •		$701	$630
1.832% due 11/25/2035 •		34	34

Total Asset-Backed Securities (Cost $40,872)			39,007

SOVEREIGN ISSUES 2.5%

Argentina Government International Bond
3.750% due 12/31/2038 þ		1,629	494
5.875% due 01/11/2028		748	205
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	996	8
38.039% (ARLLMONP) due 06/21/2020 ~		21,229	154

Brazil Government International Bond
4.750% due 01/14/2050		$582	537

Export-Import Bank of Korea
4.000% due 01/29/2021		484	494

Israel Government International Bond
4.125% due 01/17/2048		200	215

Japan Government International Bond
0.100% due 03/10/2028	JPY	405,829	3,772
0.100% due 03/10/2029		956,232	8,871

Saudi Government International Bond
4.000% due 04/17/2025		$374	390
5.000% due 04/17/2049		200	217

Total Sovereign Issues (Cost $17,486)			15,357

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(b)		2,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)		100,000	100

JPMorgan Chase & Co.
5.240% (US0003M + 3.470%) due 04/30/2020 ~(f)		225,000	203

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)		107,800	108

Total Preferred Securities (Cost $461)			411

		SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 17.5%

REPURCHASE AGREEMENTS (h) 0.3%
			$1,841

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
35.897% due 04/03/2020 - 08/28/2020 ~	ARS	3,267	36
35.897% due 06/22/2020 ~		1,580	18

			54

U.S. TREASURY BILLS 17.2%
0.213% due 04/07/2020 - 06/18/2020 (c)(d)(j)(l)		$106,628	106,611

Total Short-Term Instruments (Cost $108,501)			108,506

Total Investments in Securities (Cost $581,823)			595,892

		SHARES
INVESTMENTS IN AFFILIATES 39.8%

SHORT-TERM INSTRUMENTS 39.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 39.8%

PIMCO Short Asset Portfolio		5,292,987	51,389

PIMCO Short-Term Floating NAV Portfolio III		19,866,189	195,106

Total Short-Term Instruments (Cost $248,092)			246,495

Total Investments in Affiliates (Cost $248,092)			246,495

Total Investments 136.0% (Cost $829,915)			$842,387

Financial Derivative Instruments (i)(k) (13.5)% (Cost or Premiums, net $(3,351))			(83,837)

Other Assets and Liabilities, net (22.5)%			(139,339)

Net Assets 100.0%			$619,211

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$1,841	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(1,880)	$1,841	$1,841

Total Repurchase Agreements						$(1,880)	$1,841	$1,841

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (3.5)%
Uniform Mortgage-Backed Security, TBA	4.000%	05/01/2050	$	16,200	$(17,273)	$(17,293)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2050		3,900	(4,221)	(4,212)

Total U.S. Government Agencies					(21,494)	(21,505)

Sovereign Issues (0.6)%
Canada Government Bond	2.750%	12/01/2048	CAD	3,900	(3,611)	(3,742)

Total Short Sales (4.1)%					$(25,105)	$(25,247)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,841	$0	$0	$0	$1,841	$(1,880)	$(39)

Master Securities Forward Transaction Agreement
RBC	0	0	0	(3,742)	(3,742)	0	(3,742)

Total Borrowings and Other Financing Transactions	$1,841	$0	$0	$(3,742)

The average amount of borrowings outstanding during the period ended March 31,2020 was $(46,857) at a weighted average interest rate of 2.451%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(1)	Payable for short sales includes $26 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$104.250	05/22/2020	1	$2	$0	$0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	105.000	05/22/2020	33	66	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	105.125	05/22/2020	12	24	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	130.500	05/22/2020	127	127	1	4
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	131.500	05/22/2020	81	81	1	2
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	132.250	05/22/2020	161	161	1	4
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	132.500	05/22/2020	8	8	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	135.000	05/22/2020	1	1	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	283	283	3	13
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	210.000	05/22/2020	4	4	0	1
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	260.000	05/22/2020	6	6	0	1
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	265.000	05/22/2020	80	80	1	6

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	$270.000	05/22/2020	78	$78	$1	$6
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	275.000	05/22/2020	47	47	0	18
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	290.000	05/22/2020	13	13	0	2

Total Purchased Options					$8	$57

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	108	$0	$(1)	$0	$0
Euro-Bund 10-Year Bond June Futures	06/2020	9	1,712	(24)	103	(91)
Mini MSCI EAFE Index June Futures	06/2020	850	66,270	755	8	(413)
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	161	20	18	0	(11)
U.S. Treasury 2-Year Note June Futures	06/2020	46	10,138	146	0	(2)
U.S. Treasury 5-Year Note June Futures	06/2020	23	2,883	44	0	(1)
U.S. Treasury 10-Year Note June Futures	06/2020	10	1,387	16	0	(1)

				$954	$111	$(519)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	06/2020	228	$(40,826)	$(2,233)	$378	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	137	(30,397)	(2,568)	445	0
United Kingdom Long Gilt June Futures	06/2020	3	(507)	(6)	2	(1)

				(4,807)	825	(1)

Total Futures Contracts				$(3,853)	$936	$(520)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Index/Tranches									Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$	19,698	$(1,045)	$(123)	$(1,168)	$0	$(262)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		48,400	588	(746)	(158)	0	(141)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		30,300	(516)	314	(202)	0	(92)
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024	EUR	4,600	55	(43)	12	0	(8)

						$(918)	$(598)	$(1,516)	$0	$(503)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	35,600	$(124)	$992	$868	$0	$(47)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		4,150	270	663	933	0	(75)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023	$	22,800	869	(2,138)	(1,269)	0	(1)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		99,900	(234)	4,337	4,103	11	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		14,300	(796)	(846)	(1,642)	0	(3)
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		7,000	0	(714)	(714)	0	(4)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		26,600	9	(1,393)	(1,384)	0	(3)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		2,900	(165)	(130)	(295)	0	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		24,700	4	(3,264)	(3,260)	0	(5)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		7,200	0	(953)	(953)	0	(1)
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		82,600	(1,823)	(1,329)	(3,152)	4	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		10,700	(23)	(1,105)	(1,128)	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,100	5	(127)	(122)	1	0
Pay(5)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		7,000	0	62	62	0	(12)
Pay(5)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		7,200	0	75	75	0	(13)
Pay(5)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		7,200	0	79	79	0	(13)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay(5)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027	$		9,200	$0	$102	$102	$0	$(16)
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027			61,700	1,295	1,527	2,822	0	(119)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027			27,700	(1,992)	(2,155)	(4,147)	89	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030			19,000	(56)	(1,582)	(1,638)	102	0
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030			37,900	967	1,025	1,992	0	(215)
Receive(5)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050			2,200	(394)	33	(361)	63	0
Pay(5)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035		EUR	6,100	0	221	221	0	(24)
Pay(5)	6-Month EUR-EURIBOR	0.680	Annual	01/22/2035			22,400	364	448	812	0	(86)
Receive(5)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045			23,100	(332)	(1,083)	(1,415)	137	0
Receive(5)	6-Month EUR-EURIBOR	0.883	Annual	01/22/2045			6,600	0	(410)	(410)	39	0
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050			350	(1)	4	3	0	(4)
Pay(5)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050			120	0	1	1	0	(2)
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050			310	(1)	3	2	0	(4)
Receive(5)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045		GBP	5,900	0	(281)	(281)	0	(5)
Receive(5)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045			22,200	(222)	(968)	(1,190)	0	(19)
Pay(5)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055			6,400	0	342	342	16	0
Pay(5)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055			23,800	264	1,135	1,399	60	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		JPY	1,480,000	(450)	(3)	(453)	0	(11)
Receive	CPURNSA	1.667	Maturity	06/19/2024		$	2,200	0	(110)	(110)	0	(4)
Pay	UKRPI	3.595	Maturity	11/15/2028		GBP	5,500	92	277	369	2	0
Pay	UKRPI	3.480	Maturity	01/15/2030			10,700	76	212	288	7	0
Pay	UKRPI	3.415	Maturity	02/15/2030			1,600	0	18	18	1	0

								$(2,398)	$(7,035)	$(9,433)	$534	$(686)

Total Swap Agreements								$(3,316)	$(7,633)	$(10,949)	$534	$(1,189)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$57	$936	$534	$1,527	$0	$(520)	$(1,189)	$(1,709)

(j)

Securities with an aggregate market value of $9,472 and cash of $9,164 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2020	EUR	2,698		$2,983	$18	$(15)
	05/2020	MXN	19,200		1,013	207	0
	06/2020	CNY	8,973		1,279	15	0
	06/2020		$519	CNH	3,647	0	(6)
BPS	04/2020	BRL	6,073	EUR	1,065	5	0
	04/2020	EUR	1,259	BRL	6,073	0	(220)

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020	GBP	143		$170	$0	$(8)
	04/2020		$9,025	CAD	12,509	98	(235)
	04/2020		947	GBP	797	43	0
	04/2020		15,317	TWD	460,792	26	(54)
	05/2020	EUR	464		$526	14	0
	06/2020	INR	143,079		1,980	119	0
	06/2020	TWD	319,746		10,759	66	0
	06/2020		$634	CNH	4,465	0	(5)
	06/2020		830	IDR	12,544,461	0	(70)

BRC	04/2020	JPY	127,032		$1,156	0	(26)

CBK	04/2020	BRL	32,815		6,312	0	(3)
	04/2020	GBP	6,636		8,049	0	(193)
	04/2020	JPY	1,309,700		12,148	0	(32)
	04/2020		$7,237	BRL	32,815	0	(922)
	04/2020		420	CAD	574	0	(12)
	04/2020		2	COP	6,898	0	0
	04/2020		567	GBP	487	38	0
	04/2020		1,606	MXN	36,510	0	(69)
	06/2020		808	CNH	5,701	0	(5)
	06/2020		261	RUB	20,800	3	0

DUB	04/2020	BRL	17,350		$3,382	43	0
	04/2020		$3,337	BRL	17,350	2	0
	05/2020		3,377		17,350	0	(45)

FBF	06/2020		294	INR	22,236	0	(5)

GLM	04/2020	BRL	6,073	EUR	1,141	90	0
	04/2020		18,197		$4,065	563	0
	04/2020	EUR	1,065	BRL	6,073	0	(5)
	04/2020	RUB	5,859		$74	0	0
	04/2020		$3,500	BRL	18,197	2	0
	04/2020		751	GBP	598	0	(8)
	04/2020		243	MXN	6,033	11	0
	04/2020		1,810	RUB	112,846	0	(373)
	04/2020		1,396	ZAR	23,824	0	(65)
	05/2020	EUR	1,138	BRL	6,073	0	(91)
	05/2020		$6,560	EUR	5,977	43	0
	05/2020		74	RUB	5,859	0	0
	06/2020	SGD	6		$4	0	0
	06/2020	TWD	21,503		721	2	0
	06/2020		$372	INR	26,974	0	(21)

HUS	04/2020	GBP	183		$216	0	(12)
	04/2020		$484	GBP	408	22	0
	04/2020		242	MXN	6,021	11	0
	05/2020	EUR	3,768		$4,167	40	(36)
	05/2020	GBP	5,232		6,477	0	(26)
	05/2020		$812	EUR	729	2	(9)
	06/2020	CNH	27,763		$3,964	53	0
	06/2020		$9,755	CNH	68,320	0	(131)
	06/2020		245	IDR	4,064,550	1	0
	06/2020		2,324	INR	170,766	2	(106)
	01/2021	BRL	1,400		$216	0	(50)

IND	04/2020		$302	RUB	24,184	6	0

JPM	04/2020	BRL	2,732		$525	0	0
	04/2020		$582	BRL	2,732	0	(56)
	04/2020		878	GBP	690	0	(21)
	04/2020		238	MXN	5,527	0	(5)
	04/2020		1,187	ZAR	19,944	0	(72)
	05/2020		216	EUR	198	2	0
	06/2020	CNH	50,562		$7,113	0	(9)
	06/2020	TWD	31,149		1,044	2	0
	06/2020		$225	MXN	4,293	0	(46)

MYI	04/2020		13,307	JPY	1,436,732	55	0
	04/2020		2,437	ZAR	40,823	0	(156)
	05/2020	EUR	6,210		$6,817	0	(44)
	05/2020	JPY	1,436,732		13,335	0	(48)
RYL	05/2020		$1,384	MXN	27,145	0	(245)
	06/2020		374	INR	28,139	0	(8)

SCX	05/2020		48	RUB	3,789	0	0
	06/2020	TWD	38,591		$1,299	9	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	63

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2020		$1,971	IDR	27,327,557	$0	$(316)
	06/2020		1,986	INR	143,527	0	(120)

SOG	04/2020		24	RUB	1,846	0	0
	05/2020		230		17,963	0	(1)
	06/2020		547		42,713	0	(6)

SSB	04/2020	CAD	10,682		$7,687	189	(92)
	06/2020	HKD	153		20	0	0
	06/2020	TWD	42,699		1,430	2	0
	06/2020		$704	CNY	4,964	0	(4)

UAG	04/2020	RUB	6,149		$77	0	(1)
	04/2020		$143	RUB	11,352	2	0
	06/2020		480		38,946	13	0

Total Forward Foreign Currency Contracts						$1,819	$(4,108)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.335%	07/19/2021	31,100	$280	$851

BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350	11/01/2021	129,000	313	343

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	54,100	199	1,048
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	118,800	467	2,257
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	30,500	244	2,295
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	31,200	183	1,968

Total Purchased Options							$1,686	$8,762

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	200	$0	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	8,300	$(101)	$(188)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	17,200	(218)	(362)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	10,800	(236)	(824)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	1,100	(34)	(55)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	530	(16)	(26)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	16,100	(244)	(2,482)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	16,500	(183)	(2,187)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	17,300	(193)	(1,320)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	38,000	(467)	(3,028)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	1,080	(36)	(54)

							$(1,728)	$(10,526)

Total Written Options							$(1,728)	$(10,528)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	HSBC Holdings PLC	(1.000)%	Quarterly	12/20/2024	1.923%	EUR 200	$(1)	$11	$10	$0

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	NDDUEAFE Index	17,908	1.615% (3-Month USD-LIBOR less a specified spread)	Maturity	10/22/2020	$106,107	$0	$(19,454)	$0	$(19,454)
	Receive	NDDUEAFE Index	12,620	0.463% (3-Month USD-LIBOR less a specified spread)	Quarterly	03/11/2021	66,399	0	(3,936)	0	(3,936)

JPM	Receive	NDDUEAFE Index	17,908	1.535% (3-Month USD-LIBOR less a specified spread)	Maturity	05/26/2020	106,107	0	(19,374)	0	(19,374)

MYI	Receive	NDDUEAFE Index	10,382	1.383% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/06/2020	65,299	0	(14,037)	0	(14,037)
	Receive	NDDUEAFE Index	13,655	1.485% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/20/2020	86,705	0	(19,250)	0	(19,250)
	Receive	NDDUEAFE Index	9,835	1.392% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/12/2020	62,898	0	(14,335)	0	(14,335)

UAG	Receive	NDDUEAFE Index	29,230	0.421% (3-Month USD-LIBOR less a specified spread)	Quarterly	09/15/2021	133,903	0	10,776	10,776	0

								$0	$(79,610)	$10,776	$(90,386)

Total Swap Agreements								$(1)	$(79,599)	$10,786	$(90,386)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$240	$851	$0	$1,091	$(21)	$0	$0	$(21)	$1,070	$(1,160)	$(90)
BPS	371	0	0	371	(592)	0	0	(592)	(221)	312	91
BRC	0	343	0	343	(26)	(550)	0	(576)	(233)	266	33
CBK	41	0	0	41	(1,236)	0	(23,390)	(24,626)	(24,585)	24,751	166
DUB	45	0	0	45	(45)	0	0	(45)	0	(10)	(10)
FBF	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
GLM	711	0	0	711	(563)	(879)	0	(1,442)	(731)	883	152
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
HUS	131	0	0	131	(370)	0	0	(370)	(239)	252	13
IND	6	0	0	6	0	0	0	0	6	0	6
JPM	4	0	10	14	(209)	(26)	(19,374)	(19,609)	(19,595)	20,061	466
MYC	0	7,568	0	7,568	0	(9,071)	0	(9,071)	(1,503)	1,005	(498)
MYI	55	0	0	55	(248)	0	(47,622)	(47,870)	(47,815)	48,481	666
RYL	0	0	0	0	(253)	0	0	(253)	(253)	201	(52)
SCX	9	0	0	9	(436)	0	0	(436)	(427)	321	(106)
SOG	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
SSB	191	0	0	191	(96)	0	0	(96)	95	(260)	(165)
UAG	15	0	10,776	10,791	(1)	0	0	(1)	10,790	(10,680)	110

Total Over the Counter	$1,819	$8,762	$10,786	$21,367	$(4,108)	$(10,528)	$(90,386)	$(105,022)

(l)

Securities with an aggregate market value of $97,371 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	65

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$57	$57
Futures	0	0	8	0	928	936
Swap Agreements	0	0	0	0	534	534

	$0	$0	$8	$0	$1,519	$1,527

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,819	$0	$1,819
Purchased Options	0	0	0	0	8,762	8,762
Swap Agreements	0	10	10,776	0	0	10,786

	$0	$10	$10,776	$1,819	$8,762	$21,367

	$0	$10	$10,784	$1,819	$10,281	$22,894

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$413	$0	$107	$520
Swap Agreements	0	503	0	0	686	1,189

	$0	$503	$413	$0	$793	$1,709

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,108	$0	$4,108
Written Options	0	2	0	0	10,526	10,528
Swap Agreements	0	0	90,386	0	0	90,386

	$0	$2	$90,386	$4,108	$10,526	$105,022

	$0	$505	$90,799	$4,108	$11,319	$106,731

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(102)	$(102)
Written Options	0	0	0	0	355	355
Futures	0	0	3,085	0	(9,278)	(6,193)
Swap Agreements	0	(1,222)	0	0	(10,739)	(11,961)

	$0	$(1,222)	$3,085	$0	$(19,764)	$(17,901)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$554	$0	$554
Purchased Options	0	0	0	(163)	(568)	(731)
Written Options	0	12	0	352	(496)	(132)
Swap Agreements	0	(88)	(1,936)	0	0	(2,024)

	$0	$(76)	$(1,936)	$743	$(1,064)	$(2,333)

	$0	$(1,298)	$1,149	$743	$(20,828)	$(20,234)

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$71	$71
Futures	0	0	231	0	(2,825)	(2,594)
Swap Agreements	0	(598)	0	0	25	(573)

	$0	$(598)	$231	$0	$(2,729)	$(3,096)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,841)	$0	$(2,841)
Purchased Options	0	0	0	13	7,321	7,334
Written Options	0	(1)	0	73	(7,854)	(7,782)
Swap Agreements	0	54	(65,531)	0	0	(65,477)

	$0	$53	$(65,531)	$(2,755)	$(533)	$(68,766)

	$0	$(545)	$(65,300)	$(2,755)	$(3,262)	$(71,862)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,940	$0	$2,940
Corporate Bonds & Notes
Banking & Finance	0	29,369	0	29,369
Industrials	0	8,692	0	8,692
Utilities	1,098	11,294	0	12,392
Municipal Bonds & Notes
Arizona	0	224	0	224
California	0	853	0	853
Illinois	0	51	0	51
Nebraska	0	27	0	27
Tennessee	0	29	0	29
U.S. Government Agencies	0	179,056	0	179,056
U.S. Treasury Obligations	0	172,682	0	172,682
Non-Agency Mortgage-Backed Securities	0	26,296	0	26,296
Asset-Backed Securities	0	39,007	0	39,007
Sovereign Issues	0	15,357	0	15,357
Preferred Securities
Banking & Finance	0	411	0	411
Short-Term Instruments
Repurchase Agreements	0	1,841	0	1,841
Argentina Treasury Bills	0	54	0	54
U.S. Treasury Bills	0	106,611	0	106,611

	$1,098	$594,794	$0	$595,892

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$246,495	$0	$0	$246,495

Total Investments	$247,593	$594,794	$0	$842,387

Short Sales, at Value - Liabilities
Sovereign Issues	0	(3,742)	0	(3,742)
U.S. Government Agencies	0	(21,505)	0	(21,505)

	$0	$(25,247)	$0	$(25,247)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	936	591	0	1,527
Over the counter	0	21,367	0	21,367

	$936	$21,958	$0	$22,894

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(520)	(1,189)	0	(1,709)
Over the counter	0	(105,022)	0	(105,022)

	$(520)	$(106,211)	$0	$(106,731)

Total Financial Derivative Instruments	$416	$(84,253)	$0	$(83,837)

Totals	$248,009	$485,294	$0	$733,303

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	67

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,900	$1,850

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,733	1,675

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~		5,000	4,925

Total Loan Participations and Assignments (Cost $8,621)			8,450

CORPORATE BONDS & NOTES 12.6%

BANKING & FINANCE 9.3%

Ally Financial, Inc.
7.500% due 09/15/2020		5,250	5,335

Bank of America Corp.
3.004% due 12/20/2023 •		6,261	6,387

Barclays Bank PLC
7.625% due 11/21/2022 (i)		400	409
10.000% due 05/21/2021	GBP	1,400	1,846
10.179% due 06/12/2021		$18,540	19,710

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		6,500	5,728
3.650% due 03/16/2025		400	395
3.932% due 05/07/2025 •		900	865
4.375% due 01/12/2026		1,300	1,327
4.610% due 02/15/2023 •		4,400	4,481
4.972% due 05/16/2029 •		1,400	1,513
5.088% due 06/20/2030 •		400	415
7.125% due 06/15/2025 •(h)(i)	GBP	1,720	1,830
8.000% due 12/15/2020 •(h)(i)	EUR	1,000	1,053

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~		$6,200	5,783
3.010% (US0003M + 1.430%) due 09/01/2023 ~		500	489

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	200	212
6.625% due 06/29/2021 •(h)(i)		1,000	1,059

Credit Suisse AG
6.500% due 08/08/2023 (i)		$200	204

Credit Suisse Group AG
6.375% due 08/21/2026 •(h)(i)		2,500	2,196
7.125% due 07/29/2022 •(h)(i)		200	185
7.500% due 07/17/2023 •(h)(i)		2,800	2,582

Deutsche Bank AG
2.868% (US0003M + 1.230%) due 02/27/2023 ~		9,300	7,623
3.961% due 11/26/2025 •		6,200	5,744
4.250% due 10/14/2021		8,250	7,854

Equitable Holdings, Inc.
4.350% due 04/20/2028		2,300	2,243

Erste Group Bank AG
8.875% due 10/15/2021 •(h)(i)	EUR	200	220

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		2,100	2,250

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$4,700	4,465
3.087% due 01/09/2023		2,000	1,810
3.550% due 10/07/2022		1,800	1,687
4.424% (US0003M + 2.550%) due 01/07/2021 ~		1,600	1,520

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~		9,500	9,312

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		2,200	2,155

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.692% (US0003M + 1.000%) due 05/18/2024 ~		$1,400	$1,306
3.400% due 03/08/2021		1,300	1,308
3.400% (US0003M + 1.500%) due 01/05/2022 ~		2,100	2,014
4.292% due 09/12/2026 •		1,300	1,362
4.300% due 03/08/2026		1,000	1,070

ING Groep NV
6.875% due 04/16/2022 •(h)(i)		400	351

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(h)(i)	EUR	1,100	1,076

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		$6,000	5,854
2.696% (US0003M + 0.890%) due 07/23/2024 ~		5,400	4,876
3.797% due 07/23/2024 •		2,000	2,096

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		4,000	3,905
2.858% due 03/17/2023 •		900	888
4.050% due 08/16/2023		200	208
4.582% due 12/10/2025		1,200	1,237
5.125% due 12/27/2024 •(h)(i)	GBP	1,900	1,776
7.500% due 09/27/2025 •(h)(i)		$4,200	3,778
7.625% due 06/27/2023 •(h)(i)	GBP	1,300	1,372

Navient Corp.
7.250% due 01/25/2022		$200	196

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		700	662
2.600% due 09/28/2022		700	668
2.650% due 07/13/2022		5,050	4,883

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		4,400	3,988
4.445% due 05/08/2030 •		400	420
4.519% due 06/25/2024 •		3,000	3,025
4.800% due 04/05/2026		1,100	1,096
4.892% due 05/18/2029 •		2,600	2,760
5.076% due 01/27/2030 •		3,800	4,138
6.000% due 12/19/2023		1,400	1,457
6.100% due 06/10/2023		200	206
7.500% due 08/10/2020 •(h)(i)		1,200	1,107
8.000% due 08/10/2025 •(h)(i)		1,200	1,128
8.625% due 08/15/2021 •(h)(i)		2,000	1,961

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		3,900	4,093

Santander UK PLC
2.875% due 06/18/2024		7,500	7,502

SL Green Realty Corp.
4.500% due 12/01/2022		4,600	4,729

Societe Generale S.A.
7.375% due 09/13/2021 •(h)(i)		800	740

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		5,800	5,637

UBS AG
4.750% due 02/12/2026 •(i)	EUR	6,400	6,970
5.125% due 05/15/2024 (i)		$6,000	6,060
7.625% due 08/17/2022 (i)		4,700	4,843

UBS Group AG
2.950% due 09/24/2020		700	701
4.125% due 09/24/2025		800	833
5.750% due 02/19/2022 •(h)(i)	EUR	200	216
7.125% due 08/10/2021 •(h)(i)		$600	589

UniCredit SpA
6.750% due 09/10/2021 •(h)(i)	EUR	400	383
9.250% due 06/03/2022 •(h)(i)		200	209

Weyerhaeuser Co.
4.000% due 04/15/2030		$4,000	4,024

WPC Eurobond BV
2.250% due 04/09/2026	EUR	5,700	6,159

			226,747

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 2.1%

Allergan Sales LLC
4.875% due 02/15/2021		$186	$189

Amgen, Inc.
3.875% due 11/15/2021		83	83

BAT Capital Corp.
3.222% due 08/15/2024		300	302

BAT International Finance PLC
3.950% due 06/15/2025		1,000	983

Charter Communications Operating LLC
3.579% due 07/23/2020		3,200	3,190
4.464% due 07/23/2022		1,800	1,862
4.908% due 07/23/2025		1,400	1,511

Comcast Corp.
3.950% due 10/15/2025		104	115

CSN Resources S.A.
7.625% due 02/13/2023		650	456

CVS Health Corp.
3.750% due 04/01/2030		2,400	2,488

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~		3,250	3,013

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		1,400	1,385

General Motors Co.
2.542% (US0003M + 0.800%) due 08/07/2020 ~		300	295

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	3,000	2,651

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$3,200	2,267

Imperial Brands Finance PLC
3.125% due 07/26/2024		300	294
3.500% due 07/26/2026		400	370

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,400	3,285

InterContinental Hotels Group PLC
2.125% due 05/15/2027		800	805

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$100	100
5.200% due 07/15/2045		200	193

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		700	689

Netflix, Inc.
3.875% due 11/15/2029	EUR	2,400	2,605

Oracle Corp.
3.600% due 04/01/2050 (b)		$7,100	7,104

Reynolds American, Inc.
4.000% due 06/12/2022		100	101

Sands China Ltd.
5.125% due 08/08/2025		5,000	4,744
5.400% due 08/08/2028		3,600	3,404

Sasol Financing USA LLC
5.875% due 03/27/2024		1,000	421

Syngenta Finance NV
3.698% due 04/24/2020		1,600	1,597

Williams Cos., Inc.
4.500% due 11/15/2023		1,100	1,033

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	21,000	239

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		$2,200	2,200
3.550% due 04/01/2025		2,100	2,118

			52,092

UTILITIES 1.2%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		6,300	5,855

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.330% (US0003M + 0.750%) due 06/01/2021 ~		$10,400	$10,100
2.781% (US0003M + 0.950%) due 07/15/2021 ~		4,700	4,620

Petrobras Global Finance BV
5.093% due 01/15/2030		3,052	2,796

Rio Oil Finance Trust
9.250% due 07/06/2024		1,059	1,045

Severn Trent Utilities Finance PLC
6.125% due 02/26/2024	GBP	525	749

Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~		$700	689

Sprint Communications, Inc.
6.000% due 11/15/2022		500	523

Sprint Corp.
7.250% due 09/15/2021		1,500	1,554
7.875% due 09/15/2023		900	998

			28,929

Total Corporate Bonds & Notes (Cost $324,837)			307,768

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035		1,300	1,851

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
6.466% due 08/01/2023		1,100	1,280

			3,131

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		153	174

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		3,600	4,045

			4,219

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039		100	140

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		2,225	2,188

Total Municipal Bonds & Notes (Cost $8,684)			9,678

U.S. GOVERNMENT AGENCIES 43.6%

Fannie Mae
1.067% due 03/25/2034 •		2	2
1.757% due 03/25/2036 •		67	67
1.977% due 09/25/2042 •		120	118
2.447% due 04/25/2024 •		11	11
3.125% due 11/25/2023 •		11	11
3.574% due 07/01/2035 •		19	20
3.636% due 02/01/2034 •		45	45
3.658% due 10/01/2035 •		41	41
3.675% due 02/01/2035 •		15	16
4.030% due 10/01/2035 •		13	13
4.068% due 09/01/2035 •		134	136
4.071% due 08/01/2035 •		108	109
4.175% due 10/01/2035 •		48	48
4.262% due 03/01/2036 •		244	246
4.344% due 08/01/2036 •		52	53

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.349% due 11/01/2034 •	$59	$60
4.531% due 07/01/2032 •	9	9

Fannie Mae, TBA
3.000% due 06/01/2040	86,000	89,873

Freddie Mac
1.105% due 11/15/2043 •	1,598	1,584
3.166% due 10/25/2044 •	34	34
3.366% due 07/25/2044 •	157	165
3.752% due 09/01/2035 •	18	18
4.000% due 01/01/2048	176	190

Ginnie Mae
2.182% due 08/20/2062 •	1,279	1,267
3.125% (H15T1Y + 1.500%) due 11/20/2024 ~	13	13
3.500% due 02/15/2045 - 03/15/2045	2,871	3,071

Ginnie Mae, TBA
5.000% due 04/01/2050	9,600	10,209

Overseas Private Investment Corp.
4.140% due 05/15/2030	889	1,037

Uniform Mortgage-Backed Security
3.500% due 04/01/2048	7,793	8,276
4.000% due 10/01/2030 - 06/01/2049	72,420	78,537
5.500% due 09/01/2027	6	6

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	109,900	113,608
3.000% due 04/01/2050 - 05/01/2050	489,400	512,613
3.500% due 04/01/2050 - 05/01/2050	117,800	124,601
4.000% due 05/01/2050	62,232	66,431
4.500% due 04/01/2050 - 05/01/2050	50,400	54,245

Total U.S. Government Agencies (Cost $1,042,055)		1,066,783

U.S. TREASURY OBLIGATIONS 61.3%

U.S. Treasury Bonds
2.750% due 08/15/2047 (o)	500	661
3.000% due 08/15/2048 (o)	900	1,252
3.000% due 02/15/2049 (o)	37,000	51,608
4.375% due 05/15/2040 (o)	16,100	25,604
4.625% due 02/15/2040 (o)	11,300	18,460

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022	74,076	73,012
0.125% due 04/15/2022	44,864	44,230
0.625% due 07/15/2021 (o)	17,739	17,573
0.625% due 01/15/2026 (o)	5,927	6,125
0.625% due 02/15/2043	1,458	1,602
1.000% due 02/15/2046	8,491	10,326
1.000% due 02/15/2048 (o)	36,401	44,878
1.000% due 02/15/2049	39,770	49,513
1.375% due 02/15/2044 (o)	8,522	10,942

U.S. Treasury Notes
1.500% due 08/15/2026 (o)	51,500	54,626
1.625% due 12/15/2022 (o)	66,700	69,161
1.625% due 02/15/2026 (o)	6,100	6,500
1.750% due 05/15/2023 (m)(o)	1,330	1,390
1.750% due 12/31/2024 (k)	19,750	21,035
1.875% due 07/31/2022 (o)	50,800	52,699
1.875% due 08/31/2022 (m)(o)	293,800	305,311
2.000% due 07/31/2022 (m)(o)	32,400	33,737
2.000% due 11/30/2022 (m)(o)	43,000	44,972
2.000% due 11/15/2026 (o)	37,400	40,954
2.250% due 12/31/2023 (m)(o)	3,800	4,073
2.250% due 08/15/2027 (o)	27,800	31,212
2.625% due 12/31/2025 (o)	22,700	25,479
2.625% due 02/15/2029 (k)	275,500	322,206
3.000% due 09/30/2025 (o)	56,300	64,072
3.000% due 10/31/2025 (o)	56,600	64,535

Total U.S. Treasury Obligations (Cost $1,362,035)		1,497,748

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 7.2%

American Home Mortgage Assets Trust
1.137% due 05/25/2046 ^•		$600	$456
1.157% due 10/25/2046 •		225	135

American Home Mortgage Investment Trust
3.033% due 09/25/2045 •		57	54
3.533% due 02/25/2045 •		120	116

Banc of America Funding Trust
0.963% due 10/20/2036 •		346	271
4.184% due 01/20/2047 ^~		21	18

Bear Stearns ALT-A Trust
3.716% due 08/25/2036 ^~		437	369
3.835% due 07/25/2035 ~		3,478	2,984
3.882% due 05/25/2035 ~		78	70

Citigroup Commercial Mortgage Trust
1.767% due 09/10/2045 ~(a)		5,427	187

Citigroup Mortgage Loan Trust
1.107% due 01/25/2037 •		7,994	6,236
4.082% due 09/25/2037 ^~		61	52
4.128% due 09/25/2037 ^~		3,714	3,278
4.380% due 10/25/2035 •		84	76

Countrywide Alternative Loan Trust
0.983% due 03/20/2046 •		752	578
0.983% due 07/20/2046 ^•		443	303
1.117% due 11/25/2036 •		410	401
1.497% due 05/25/2035 •		1,453	1,120
3.510% due 06/25/2037 ~		495	389
4.016% due 10/20/2035 •		251	183

Countrywide Home Loan Mortgage Pass-Through Trust
1.527% due 04/25/2035 •		73	58
1.587% due 03/25/2035 •		41	36

Credit Suisse First Boston Mortgage Securities Corp.
3.953% due 06/25/2033 ~		28	25

Credit Suisse Mortgage Capital Certificates
1.247% due 01/27/2037 •		1,443	931

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.447% due 02/25/2035 •		399	364

Downey Savings & Loan Association Mortgage Loan Trust
1.010% due 08/19/2045 •		223	187
4.158% due 07/19/2044 ~		20	17

European Loan Conduit
1.000% due 02/17/2030 •	EUR	3,500	3,696

First Horizon Alternative Mortgage Securities Trust
3.507% due 03/25/2035 ~		$55	41

First Horizon Mortgage Pass-Through Trust
4.622% due 08/25/2035 ~		10	8

GreenPoint Mortgage Funding Trust
1.127% due 01/25/2037 •		7,290	5,774

GSMSC Pass-Through Trust
2.077% due 12/26/2036 •		3,964	2,156

GSR Mortgage Loan Trust
4.098% due 09/25/2035 ~		29	27

HarborView Mortgage Loan Trust
0.970% due 07/19/2047 •		9,565	7,488

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	14,742	18,018

HomeBanc Mortgage Trust
3.959% due 04/25/2037 ^~		$513	430

IndyMac Mortgage Loan Trust
1.157% due 05/25/2046 •		753	628
1.247% due 06/25/2037 ^•		210	106
1.727% due 05/25/2034 •		7	6
3.854% due 12/25/2034 ~		10	9

JPMorgan Alternative Loan Trust
6.000% due 12/27/2036		2,779	2,106

JPMorgan Chase Commercial Mortgage Securities Trust
2.155% due 12/15/2031 •		3,300	3,222

JPMorgan Mortgage Trust
4.370% due 02/25/2035 ~		20	17
6.000% due 01/25/2036 ^		327	228

London Wall Mortgage Capital PLC
1.609% due 11/15/2049 •	GBP	1,116	1,368

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	69

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
1.157% due 02/25/2036 •		$50	$47

MF1 Ltd.
2.077% due 12/25/2034 «•		7,500	6,716

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		4,562	4,538

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		7,573	7,589

Residential Accredit Loans, Inc. Trust
1.097% due 02/25/2047 •		2,988	2,416
1.107% due 01/25/2037 •		7,014	5,899
1.117% due 01/25/2037 •		4,639	3,741
1.132% due 12/25/2036 •		122	99
3.204% due 11/25/2037 ~		7,206	5,177
4.546% due 09/25/2034 ~		3,451	3,180
5.000% due 09/25/2036 ^		247	208
6.000% due 03/25/2037 ^		2,899	2,440

Residential Asset Securitization Trust
1.297% due 10/25/2048 •		3	3
5.500% due 09/25/2035 ^		3,671	2,704

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	4,586	5,590

Structured Adjustable Rate Mortgage Loan Trust
3.366% due 01/25/2035 ^•		$76	63

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		58	51
1.067% due 08/25/2036 •		10,276	8,236
1.137% due 07/25/2046 ^•		3,106	2,105
1.167% due 05/25/2036 •		116	102
1.167% due 05/25/2046 •		471	229
1.227% due 02/25/2036 ^•		228	193
3.625% due 02/25/2036 ^•		952	833

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.004% due 06/25/2033 ~		11	10

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	20,027	24,362

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		6,953	8,389

UBS-Barclays Commercial Mortgage Trust
0.953% due 03/10/2046 ~(a)		$22,489	484

WaMu Mortgage Pass-Through Certificates Trust
1.237% due 10/25/2045 •		794	729
1.237% due 12/25/2045 •		12,024	10,034
1.257% due 01/25/2045 •		39	35
1.587% due 01/25/2045 •		40	37

Washington Mutual Mortgage Pass-Through Certificates Trust
2.796% due 11/25/2046 •		3,160	2,439
2.816% due 10/25/2046 ^•		4,660	3,580

Total Non-Agency Mortgage-Backed Securities (Cost $183,849)			176,480

ASSET-BACKED SECURITIES 14.8%

Aames Mortgage Investment Trust
1.937% due 07/25/2035 •		6,313	6,066
2.972% due 01/25/2035 •		4,529	4,112

ACE Securities Corp. Home Equity Loan Trust
1.097% due 07/25/2036 •		4,124	1,693
1.187% due 12/25/2036 •		13,998	8,572

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.397% due 10/25/2035 •		910	887
1.417% due 10/25/2035 •		9,500	7,662

Allegro CLO Ltd.
2.990% due 01/30/2026 •		90	90

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.712% due 10/25/2035 •		7,530	7,132
1.967% due 10/25/2034 •		1,000	948
2.072% due 11/25/2034 •		2,972	2,563

Argent Mortgage Loan Trust
1.427% due 05/25/2035 •		3,333	2,725

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
1.637% due 07/25/2035 •	$2,373	$2,337

Asset-Backed Securities Corp. Home Equity Loan Trust
2.042% due 02/25/2035 •	1,260	1,192

Avery Point CLO Ltd.
2.816% due 07/17/2026 •	4,323	4,279

Bear Stearns Asset-Backed Securities Trust
1.397% due 08/25/2036 •	6,226	5,860
4.572% due 10/25/2036 ~	345	325
California Street CLO Ltd.
2.861% due 10/15/2025 •	5,163	5,120

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •	4,483	4,359

Citigroup Mortgage Loan Trust, Inc.
1.227% due 08/25/2036 •	14,200	11,998
1.357% due 10/25/2035 •	386	385

Countrywide Asset-Backed Certificates
1.087% due 06/25/2035 •	4,798	3,808
1.087% due 03/25/2037 •	1,050	821
1.127% due 11/25/2047 ^•	2,056	1,555
1.147% due 08/25/2036 •	4,136	3,955
1.147% due 06/25/2047 ^•	3,138	2,469
1.157% due 05/25/2047 ^•	5,607	4,285
1.167% due 09/25/2037 ^•	1,216	988
1.197% due 01/25/2046 ^•	6,564	5,397
1.197% due 06/25/2047 •	2,782	2,330
1.227% due 09/25/2036 •	1,951	1,917
1.387% due 04/25/2036 •	10,514	10,342
1.982% due 12/25/2035 •	5,093	4,353

First Franklin Mortgage Loan Trust
1.087% due 09/25/2036 •	16	15
1.817% due 09/25/2034 •	568	555

Fremont Home Loan Trust
1.082% due 10/25/2036 •	3,095	2,537
1.277% due 01/25/2036 •	386	349

GE-WMC Mortgage Securities Trust
0.987% due 08/25/2036 •	7	4

GLS Auto Receivables Issuer Trust
2.470% due 11/15/2023	7,863	7,364
2.580% due 07/17/2023	5,651	5,601

GSAA Home Equity Trust
1.657% due 06/25/2035 •	5,000	4,049

GSAMP Trust
1.127% due 11/25/2035 •	50	10
1.177% due 01/25/2037 •	7,000	4,825
1.197% due 05/25/2046 •	12,450	10,544
1.267% due 03/25/2046 •	10,400	9,944
2.747% due 06/25/2035 •	6,927	5,904

Halcyon Loan Advisors Funding Ltd.
2.902% due 10/22/2025 •	501	500

Home Equity Loan Trust
1.287% due 04/25/2037 •	11,054	7,190

HSI Asset Securitization Corp. Trust
1.047% due 07/25/2036 •	5,065	2,506

JPMorgan Mortgage Acquisition Trust
1.207% due 03/25/2037 •	487	444
1.217% due 05/25/2036 •	1,700	1,495

Lehman XS Trust
1.107% due 05/25/2036 •	4,079	3,634

Long Beach Mortgage Loan Trust
1.117% due 12/25/2036 •	11,843	5,295
1.467% due 08/25/2045 •	1,095	957
1.507% due 10/25/2034 •	186	149
1.592% due 11/25/2035 •	534	525
1.682% due 08/25/2035 •	181	177

MASTR Asset-Backed Securities Trust
1.057% due 11/25/2036 •	21,440	8,851
1.447% due 10/25/2035 ^•	4,063	3,407

Merrill Lynch Mortgage Investors Trust
1.057% due 07/25/2037 •	16,180	8,147
1.057% due 08/25/2037 •	6,274	3,518

Morgan Stanley ABS Capital, Inc. Trust
1.077% due 10/25/2036 •	1,030	829
1.077% due 02/25/2037 •	5,413	4,154
1.107% due 09/25/2036 •	1,106	540

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.652% due 12/25/2034 •		$1,110	$894

Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •		738	736

Nassau Ltd.
2.960% due 10/15/2029 •		4,900	4,652

NovaStar Mortgage Funding Trust
2.027% due 06/25/2035 •		3,494	3,274

Option One Mortgage Loan Trust
1.307% due 01/25/2036 •		7,800	6,031

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.997% due 10/25/2034 •		1,800	1,633
2.747% due 12/25/2034 •		1,208	1,107

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		12,961	3,208

Residential Asset Mortgage Products Trust
1.387% due 12/25/2035 •		918	742
1.637% due 10/25/2035 •		6,890	6,308

Residential Asset Securities Corp. Trust
1.217% due 08/25/2036 •		15,000	13,011
1.417% due 11/25/2035 •		4,493	3,862

Securitized Asset-Backed Receivables LLC Trust
1.117% due 08/25/2036 ^•		697	270
1.187% due 07/25/2036 •		6,964	3,555
1.607% due 08/25/2035 ^•		2,255	1,552
1.997% due 03/25/2035 •		2,599	1,992

SoFi Professional Loan Program LLC
2.540% due 05/15/2046		7,400	7,169

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		4,800	4,666

Soundview Home Loan Trust
1.107% due 10/25/2036 •		3,159	3,100
1.127% due 02/25/2037 •		739	224
1.257% due 02/25/2036 •		4,700	3,818

Specialty Underwriting & Residential Finance Trust
1.922% due 12/25/2035 •		249	239

Structured Asset Investment Loan Trust
1.077% due 07/25/2036 •		1,349	937
1.097% due 09/25/2036 •		2,012	1,872
1.877% due 06/25/2035 •		10,000	8,386
1.897% due 08/25/2033 •		13,903	13,097

Structured Asset Securities Corp. Mortgage Loan Trust
1.107% due 03/25/2036 •		506	446
1.117% due 12/25/2036 •		2,086	1,939
3.081% due 04/25/2035 •		125	115

Sudbury Mill CLO Ltd.
2.986% due 01/17/2026 •		5,256	5,249

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •		5,589	5,500

TICP CLO Ltd.
2.659% due 04/20/2028 •		3,800	3,686

Towd Point Mortgage Trust
1.947% due 10/25/2059 •		5,410	5,297

Venture CDO Ltd.
2.711% due 04/15/2027 •		4,600	4,481

Venture CLO Ltd.
3.049% due 04/20/2029 •		8,400	8,126

WaMu Asset-Backed Certificates WaMu Trust
1.172% due 05/25/2037 •		5,973	5,204

Total Asset-Backed Securities (Cost $369,673)			360,922

SOVEREIGN ISSUES 5.0%

Argentina Government International Bond
3.750% due 12/31/2038 þ		14,300	4,337
5.875% due 01/11/2028		6,550	1,792
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	4,641	35
38.039% (ARLLMONP) due 06/21/2020 ~		168,901	1,225

Brazil Government International Bond
4.750% due 01/14/2050		$5,058	4,671

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
4.125% due 01/17/2048		$1,300	$1,398

Japan Government International Bond
0.100% due 03/10/2028	JPY	7,044,242	65,480
0.100% due 03/10/2029		4,167,158	38,658

Saudi Government International Bond
2.375% due 10/26/2021		$300	298
4.000% due 04/17/2025		2,900	3,021
5.000% due 04/17/2049		1,700	1,844

Total Sovereign Issues (Cost $139,894)			122,759

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		800,000	864

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)		600,000	598
6.750% due 04/25/2022 •(h)(i)		200,000	199

JPMorgan Chase & Co.
4.600% due 02/01/2025 •(h)		1,600,000	1,402
5.240% (US0003M + 3.470%) due 04/30/2020 ~(h)		1,977,000	1,788

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)		930,000	934

Total Preferred Securities (Cost $6,529)			5,785

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.6%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~		$7,200	7,193

REPURCHASE AGREEMENTS (j) 0.2%
			4,285

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	12,198	112
36.751% due 04/03/2020 ~		22,360	251
53.823% due 05/13/2020 (e)(f)		4,160	31

			394

U.S. TREASURY BILLS 1.1%
0.367% due 04/07/2020 - 06/11/2020 (d)(e)(m)(o)		$27,442	27,440

Total Short-Term Instruments (Cost $39,444)			39,312

Total Investments in Securities (Cost $3,485,621)			3,595,685

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.6%

SHORT-TERM INSTRUMENTS 16.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.6%

PIMCO Short Asset Portfolio	40,090,281	389,237

PIMCO Short-Term Floating NAV Portfolio III	1,618,485	15,895

Total Short-Term Instruments (Cost $416,937)		405,132

Total Investments in Affiliates (Cost $416,937)		405,132

Total Investments 163.6% (Cost $3,902,558)		$4,000,817

Financial Derivative Instruments (l)(n) (20.2)% (Cost or Premiums, net $(22,761))		(493,425)

Other Assets and Liabilities, net (43.4)%		(1,061,913)

Net Assets 100.0%		$2,445,479

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	71

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$4,285	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(4,372)	$4,285	$4,285

Total Repurchase Agreements						$(4,372)	$4,285	$4,285

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.250%	03/31/2020	04/01/2020	$	(58,812)	$(58,812)
	0.960	03/30/2020	04/15/2020		(15,811)	(15,812)

Total Reverse Repurchase Agreements						$(74,624)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)		Payable for Sale-Buyback Transactions(2)
UBS	1.660%	03/25/2020	04/09/2020	$	(14,862)	$(14,867)

Total Sale-Buyback Transactions						$(14,867)

SHORT SALES:

Description	Coupon	Maturity Date			Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (3.7)%
Uniform Mortgage-Backed Security, TBA	4.000%	05/01/2050	$		75,000	$(80,215)	$(80,061)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2050			9,600	(10,389)	(10,368)

Total U.S. Government Agencies						(90,604)	(90,429)

Sovereign Issues (1.1)%
Canada Government Bond	2.750%	12/01/2048		CAD	28,000	(25,928)	(26,891)

Total Short Sales (4.8)%						$(116,532)	$(117,320)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales (3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(74,624)	$0	$0	$(74,624)	$74,308	$(316)
FICC	4,285	0	0	0	4,285	(4,372)	(87)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(26,891)	(26,891)	(180)	(27,071)
UBS	0	0	(14,867)	0	(14,867)	14,911	44

Total Borrowings and Other Financing Transactions	$4,285	$(74,624)	$(14,867)	$(26,891)

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(58,812)	$(15,812)	$0	$0	$(74,624)

Total	$(58,812)	$(15,812)	$0	$0	$(74,624)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(14,867)	0	0	(14,867)

Total	$0	$(14,867)	$0	$0	$(14,867)

Total Borrowings	$(58,812)	$(30,679)	$0	$0	$(89,491)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(89,491)

(k)	Securities with an aggregate market value of $89,218 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(282,128) at a weighted average interest rate of 2.153%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(5) of deferred price drop.
(3)	Payable for short sales includes $(213) of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$111.000	05/22/2020	104	$208	$1	$0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.000	05/22/2020	384	768	3	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.125	05/22/2020	476	952	4	1
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.250	05/22/2020	1,280	2,560	11	1
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.375	05/22/2020	97	194	1	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.500	05/22/2020	631	1,262	5	1
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.750	05/22/2020	395	790	3	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.875	05/22/2020	29	58	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	114.000	05/22/2020	416	832	4	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	116.000	05/22/2020	183	366	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	117.000	05/22/2020	250	500	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	118.000	05/22/2020	113	226	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.000	05/22/2020	761	761	7	30
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.250	05/22/2020	17	17	0	1
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	932	932	8	44
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	154.000	05/22/2020	68	68	1	4
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	157.000	05/22/2020	448	448	4	21
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	158.000	05/22/2020	600	600	5	28
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	158.500	05/22/2020	500	500	4	23
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	159.000	05/22/2020	12	12	0	1
Call - CBOT U.S. Treasury 30-Year Bond May 2020 Futures	300.000	04/24/2020	1,826	1,826	88	29

Total Purchased Options					$154	$184

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	744	$0	$(10)	$0	$0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	694	84	76	0	(46)
U.S. Treasury 5-Year Note June Futures	06/2020	778	97,530	3,581	0	(36)

				$3,647	$0	$(82)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	73

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	20	$(3,805)	$9	$245	$(207)
Mini MSCI EAFE Index June Futures	06/2020	1,550	(120,846)	(13,936)	1,090	0
U.S. Treasury 2-Year Note June Futures	06/2020	4,693	(1,034,257)	(17,205)	147	0
U.S. Treasury 10-Year Note June Futures	06/2020	3,369	(467,238)	(5,905)	474	0
U.S. Treasury 30-Year Bond June Futures	06/2020	1,826	(326,968)	(26,785)	3,024	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	305	(67,672)	(5,720)	991	0
United Kingdom Long Gilt June Futures	06/2020	21	(3,552)	(72)	13	(11)

				$(69,614)	$5,984	$(218)

Total Futures Contracts				$(65,967)	$5,984	$(300)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
Boston Scientific Corp.	(1.000)%	Quarterly	06/20/2020	0.071%	$	2,000	$(13)	$8	$(5)	$0	$0
Constellation Energy Group, Inc.	(1.000)	Quarterly	06/20/2020	0.111		1,000	(6)	4	(2)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2020	0.282		1,500	(12)	6	(6)	0	(1)

							$(31)	$18	$(13)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	1.334%	$	4,500	$29	$(38)	$(9)	$0	$(4)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.209		6,300	176	12	188	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.014	EUR	6,600	75	(911)	(836)	0	(176)

							$280	$(937)	$(657)	$1	$(180)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
iTraxx Europe Main 32 5-Year Index	1.000%	Quarterly	12/20/2024	EUR	40,900	$487	$(378)	$109	$0	$(69)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	277,600	$(1,404)	$8,170	$6,766	$0	$(366)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		24,050	2,425	2,981	5,406	0	(462)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		7,000	105	809	914	0	(122)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2020		$1,300	6	(10)	(4)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2021		113,300	(36)	(2,186)	(2,222)	0	(16)
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		182,900	3,126	4,386	7,512	20	0
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		48,700	(2,155)	(2,809)	(4,964)	0	(27)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		209,970	433	(11,355)	(10,922)	0	(21)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		27,200	(1,124)	(1,646)	(2,770)	0	(3)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		131,200	(8,921)	(8,398)	(17,319)	0	(25)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		79,800	(5,450)	(5,108)	(10,558)	0	(15)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		524,400	(11,841)	(8,169)	(20,010)	24	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		104,800	(1,916)	(6,735)	(8,651)	23	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,800	(65)	(135)	(200)	1	0
Receive(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		129,100	(3,515)	(4,089)	(7,604)	228	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		19,100	81	1,501	1,582	0	(27)
Pay(7)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		54,100	0	476	476	0	(97)
Pay(7)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		58,300	0	607	607	0	(104)
Pay(7)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		58,300	0	642	642	0	(104)

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	3-Month USD-LIBOR	0.740%	Semi-Annual	02/15/2027		$112,000	$0	$1,243	$1,243	$0	$(200)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		350,600	7,415	8,619	16,034	0	(677)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		99,700	(4,195)	(9,369)	(13,564)	398	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		29,500	423	(2,966)	(2,543)	159	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		293,500	7,529	7,897	15,426	0	(1,663)
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		6,400	(705)	(1,931)	(2,636)	181	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		40,720	(2,589)	(12,370)	(14,959)	1,232	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		200	(1)	(59)	(60)	6	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		500	41	(139)	(98)	14	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		1,100	59	(312)	(253)	31	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		600	50	(168)	(118)	17	0
Pay(7)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035	EUR	68,300	0	2,477	2,477	0	(264)
Pay(7)	6-Month EUR-EURIBOR	0.680	Annual	01/22/2035		150,200	1,334	4,109	5,443	0	(579)
Receive(7)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045		155,600	(1,191)	(8,341)	(9,532)	922	0
Receive(7)	6-Month EUR-EURIBOR	0.883	Annual	01/22/2045		73,900	0	(4,591)	(4,591)	438	0
Pay(7)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050		2,770	(11)	31	20	0	(35)
Pay(7)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050		970	0	10	10	0	(12)
Pay(7)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050		2,460	(4)	22	18	0	(31)
Receive(7)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	66,600	0	(3,171)	(3,171)	0	(57)
Receive(7)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		148,800	(1,002)	(6,971)	(7,973)	0	(130)
Pay(7)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		71,600	0	3,826	3,826	179	0
Pay(7)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		161,100	1,244	8,225	9,469	408	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	11,520,000	(3,543)	15	(3,528)	0	(85)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	5,350	(565)	(396)	(961)	11	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		4,850	1,287	792	2,079	0	(106)
Receive	CPURNSA	1.669	Maturity	06/19/2024		$96,900	100	(4,933)	(4,833)	0	(182)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	38,200	359	1,483	1,842	8	0
Pay	UKRPI	3.593	Maturity	11/15/2028		6,300	177	243	420	3	0
Pay	UKRPI	3.595	Maturity	11/15/2028		24,400	696	941	1,637	11	0
Pay	UKRPI	3.603	Maturity	11/15/2028		7,500	224	289	513	3	0
Pay	UKRPI	3.480	Maturity	01/15/2030		48,400	56	1,247	1,303	33	0
Pay	UKRPI	3.415	Maturity	02/15/2030		19,000	0	218	218	12	0

							$(23,063)	$(45,098)	$(68,161)	$4,362	$(5,410)

Total Swap Agreements							$(22,327)	$(46,395)	$(68,722)	$4,363	$(5,660)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$184	$5,984	$4,363	$10,531	$0	$(300)	$(5,660)	$(5,960)

(m)

Securities with an aggregate market value of $75,681 and cash of $3,348 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	75

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	CHF	281,541		$290,420	$0	$(2,090)
	04/2020	GBP	397,340		512,330	18,794	0
	04/2020	ILS	16,991		4,666	0	(133)
	04/2020		$105	NOK	1,113	2	0
	04/2020		75,420	SEK	758,028	1,206	0
	05/2020	CHF	2,141		$2,227	0	(1)
	05/2020	MXN	146,926		7,749	1,585	0
	05/2020	NOK	1,113		105	0	(2)
	05/2020	SEK	758,028		75,490	0	(1,193)
	06/2020	CNY	28,780		4,102	46	0
	06/2020	KRW	189,986		160	4	0

BPS	04/2020	BRL	69,255	EUR	12,141	62	0
	04/2020	CAD	7,926		$5,653	31	(10)
	04/2020	EUR	14,357	BRL	69,255	0	(2,506)
	04/2020		69,312		$76,604	160	0
	04/2020	GBP	1,035		1,230	0	(56)
	04/2020	JPY	671,200		6,081	0	(162)
	04/2020	NZD	14,006		8,853	495	0
	04/2020		$2,130	AUD	3,216	0	(152)
	04/2020		97,819	CAD	133,813	691	(3,424)
	04/2020		20,830	CHF	19,880	0	(175)
	04/2020		4,338	DKK	29,335	0	(5)
	04/2020		100,110	EUR	89,573	27	(1,347)
	04/2020		502,523	GBP	404,904	1,432	(1,024)
	04/2020		42,111	JPY	4,629,900	948	0
	04/2020		5,287	SEK	52,425	12	0
	04/2020		64,949	TWD	1,955,399	128	(199)
	05/2020	GBP	372,919		$462,419	0	(1,108)
	05/2020		$29,911	EUR	27,242	172	0
	06/2020	INR	1,127,299		$15,598	938	0
	06/2020	TWD	2,244,875		75,484	426	(16)
	06/2020		$15	MXN	300	0	(3)

BRC	05/2020	JPY	25,936,178		$239,503	0	(2,100)

CBK	04/2020	BRL	150,777		29,003	0	(14)
	04/2020	CAD	7,747		5,494	0	(11)
	04/2020	DKK	51,895		7,723	63	(7)
	04/2020	EUR	4,899		5,377	32	(58)
	04/2020	JPY	6,747,200		62,582	0	(168)
	04/2020		$18,681	AUD	28,971	132	(993)
	04/2020		34,367	BRL	150,777	0	(5,349)
	04/2020		4,342	CAD	5,898	0	(151)
	04/2020		231,207	CHF	222,856	332	0
	04/2020		68	COP	231,828	0	(11)
	04/2020		58,194	DKK	401,840	1,170	0
	04/2020		53,402	EUR	48,943	577	0
	04/2020		56,533	GBP	45,677	1,203	(1,000)
	04/2020		615,848	JPY	66,282,649	677	(86)
	04/2020		9,776	MXN	222,284	0	(421)
	04/2020		17,347	NOK	182,643	221	0
	05/2020	CHF	222,856		$231,647	0	(270)
	05/2020	EUR	2,910		3,192	0	(21)
	05/2020	JPY	59,989,949		558,462	0	(363)
	05/2020	NOK	182,643		17,356	0	(215)
	05/2020		$1,687	AUD	2,744	1	0
	05/2020		5,496	CAD	7,747	11	0
	05/2020		13,025	MXN	253,472	0	(2,390)
	06/2020	HKD	6,670		$859	0	(1)
	06/2020		$3,498	HKD	27,146	3	0
	06/2020		8,653	INR	627,089	0	(498)

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2020		$628	RUB	50,136	$7	$0
	07/2020	DKK	380,000		$55,259	0	(1,062)

DUB	04/2020	BRL	16,921		3,298	42	0
	04/2020		$3,255	BRL	16,921	2	0
	05/2020		3,294		16,921	0	(45)

GLM	04/2020	BRL	69,255	EUR	13,013	1,024	0
	04/2020		133,857		$29,903	4,142	0
	04/2020	CHF	2,421		2,491	0	(25)
	04/2020	EUR	12,141	BRL	69,255	0	(62)
	04/2020	RUB	41,213		$524	0	(1)
	04/2020	SEK	861,023		89,330	2,293	0
	04/2020		$181,854	AUD	298,514	1,761	0
	04/2020		25,748	BRL	133,856	13	0
	04/2020		52,429	CHF	50,246	120	(345)
	04/2020		35,503	EUR	32,857	735	0
	04/2020		1,009	GBP	803	0	(11)
	04/2020		27,173	JPY	2,901,500	0	(188)
	04/2020		15,572	RUB	963,941	0	(3,289)
	04/2020		503	TWD	15,069	0	(3)
	04/2020		7,559	ZAR	126,584	0	(485)
	05/2020	AUD	298,514		$181,884	0	(1,764)
	05/2020	CHF	41,791		43,816	326	0
	05/2020	EUR	12,981	BRL	69,255	0	(1,035)
	05/2020		152,943		$168,462	0	(433)
	05/2020	SEK	8,990		901	0	(8)
	05/2020		$1,915	GBP	1,544	4	0
	05/2020		521	RUB	41,213	3	0
	06/2020		5,636	INR	408,650	0	(321)

HUS	04/2020	EUR	5,473		$5,957	0	(79)
	04/2020	GBP	63,578		81,597	2,893	(267)
	04/2020	ILS	18,660		5,070	0	(201)
	04/2020		$1,605	DKK	10,650	0	(32)
	04/2020		12,546	GBP	10,570	583	0
	04/2020		2,541	SEK	26,465	134	0
	04/2020		462	TWD	13,979	2	0
	05/2020	GBP	23,811		$29,478	0	(119)
	06/2020	CNH	201,850		28,821	387	0
	06/2020	HKD	843,960		108,600	0	(228)
	06/2020	SGD	57,881		41,632	862	0
	06/2020		$68,367	CNH	478,829	0	(916)
	06/2020		1,078	HKD	8,377	2	0
	06/2020		2,764	INR	200,345	0	(159)
	06/2020		4,960	SGD	7,115	51	0
	01/2021	BRL	3,010		$464	0	(107)

JPM	04/2020		$10,617	CHF	10,411	200	0
	04/2020		10,271	EUR	9,193	0	(132)
	04/2020		1,373	SEK	14,215	64	0
	04/2020		6,007	ZAR	99,624	0	(441)
	05/2020	EUR	735,880		$810,171	0	(2,463)
	06/2020	CNH	249,162		35,053	0	(46)
	07/2020	DKK	4,795		713	3	0

MYI	04/2020	AUD	359,466		236,459	15,352	0
	04/2020	DKK	403,029		60,699	1,160	0
	04/2020	JPY	94,974,228		863,163	0	(20,113)
	04/2020		$11,103	CHF	10,592	0	(99)
	04/2020		5,602	JPY	604,600	21	0
	04/2020		19,115	ZAR	320,185	0	(1,224)
	05/2020	JPY	604,600		$5,614	0	(18)

RBC	06/2020	HKD	9,249		1,189	0	(4)

RYL	04/2020	SEK	6,115		603	0	(15)

SCX	04/2020	CAD	41,447		31,046	1,594	0
	04/2020	EUR	989,705		1,089,147	0	(2,398)
	04/2020		$11,890	AUD	19,219	175	(243)
	04/2020		6,605	CHF	6,179	0	(185)
	04/2020		2,651	SEK	25,130	0	(111)
	05/2020		326	RUB	25,745	1	0
	06/2020		15,628	IDR	216,680,315	0	(2,506)
	06/2020		15,649	INR	1,130,977	0	(942)
	06/2020		9,748	TWD	289,594	0	(63)

SOG	04/2020		162	RUB	12,542	0	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	77

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2020		$2,923	NOK	30,590	$20	$0
	05/2020		554	RUB	43,298	0	(3)
	06/2020		1,417		110,435	0	(18)

SSB	04/2020	CAD	82,591		$59,446	1,465	(707)
	04/2020	SEK	9,125		959	36	0
	04/2020		$19,445	JPY	2,037,800	0	(494)
	06/2020		7,344	HKD	57,033	10	0

UAG	04/2020	CHF	38,343		$39,668	0	(169)
	04/2020	NOK	183,756		19,552	1,877	0
	04/2020	RUB	43,256		544	0	(7)
	04/2020		$5,465	AUD	9,546	406	0
	04/2020		2,025	DKK	13,360	0	(51)
	04/2020		8,296	NZD	14,006	62	0
	04/2020		989	RUB	78,610	13	0
	05/2020	NZD	14,006		$8,294	0	(62)
	06/2020	HKD	20,779		2,672	0	(8)
	06/2020		$2,306	HKD	17,916	4	0
	06/2020		1,156	RUB	93,874	32	0

Total Forward Foreign Currency Contracts						$69,462	$(71,442)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	1,027,600	$2,530	$2,732

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	503,500	1,850	9,749
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	1,115,800	4,388	21,200
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	304,300	2,435	22,901
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	310,900	1,824	19,614

							$13,027	$76,196

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050	$65.000	04/08/2020	500,000	$19	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	65.000	04/08/2020	454,000	18	0

					$37	$0

Total Purchased Options					$13,064	$76,196

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	2,700	$(2)	$(17)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	64,000	$(760)	$(1,453)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	137,300	(1,748)	(2,886)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	8,800	(271)	(444)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	4,280	(131)	(214)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	160,700	(2,435)	(24,769)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	164,100	(1,824)	(21,746)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	161,100	(1,801)	(12,296)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	356,900	(4,386)	(28,437)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	8,590	(282)	(427)

							$(13,638)	$(92,672)

Total Written Options							$(13,640)	$(92,689)

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	12/20/2024	1.923%	EUR	500	$(3)	$26	$23	$0

JPM	HSBC Holdings PLC	(1.000)	Quarterly	12/20/2024	1.923		1,200	(9)	65	56	0

								$(12)	$91	$79	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	NDDUEAFE Index	16,132	0.589% (3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020	$93,690	$0	$(15,720)	$0	$(15,720)
	Receive	NDDUEAFE Index	36,020	1.615% (3-Month USD-LIBOR less a specified spread)	Maturity	10/22/2020	213,422	0	(39,129)	0	(39,129)

FBF	Receive	NDDUEAFE Index	48,660	0.551% (3-Month USD-LIBOR less a specified spread)	Maturity	10/07/2020	290,339	0	(52,173)	0	(52,173)

JPM	Receive	NDDUEAFE Index	36,020	1.535% (3-Month USD-LIBOR less a specified spread)	Maturity	05/26/2020	213,422	0	(38,968)	0	(38,968)

MEI	Receive	NDDUEAFE Index	6,390	1.718% (3-Month USD-LIBOR less a specified spread)	Quarterly	09/23/2020	31,635	0	(174)	0	(174)

MYI	Receive	NDDUEAFE Index	7,167	1.383% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/06/2020	45,303	0	(9,915)	0	(9,915)
	Receive	NDDUEAFE Index	49,433	1.485% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/20/2020	313,885	0	(69,687)	0	(69,687)
	Receive	NDDUEAFE Index	57,275	0.679% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/17/2020	258,019	0	25,466	25,466	0
	Receive	NDDUEAFE Index	93,140	1.626% (3-Month USD-LIBOR less a specified spread)	Quarterly	07/15/2020	600,365	0	(141,288)	0	(141,288)
	Receive	NDDUEAFE Index	20,789	1.392% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/12/2020	125,797	0	(23,064)	0	(23,064)
	Receive	NDDUEAFE Index	72,427	1.493% (3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020	417,681	0	(63,859)	0	(63,859)

UAG	Receive	NDDUEAFE Index	66,398	1.447% (3-Month USD-LIBOR less a specified spread)	Maturity	09/23/2020	379,897	0	(55,257)	0	(55,257)
	Receive	NDDUEAFE Index	9,371	0.689% (3-Month USD-LIBOR less a specified spread)	Quarterly	11/18/2020	42,216	0	4,166	4,166	0

								$0	$(479,602)	$29,632	$(509,234)

Total Swap Agreements								$(12)	$(479,511)	$29,711	$(509,234)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$21,637	$0	$23	$21,660	$(3,419)	$0	$0	$(3,419)	$18,241	$(18,890)	$(649)
BPS	5,522	0	0	5,522	(10,187)	0	0	(10,187)	(4,665)	5,791	1,126
BRC	0	2,732	0	2,732	(2,100)	(4,339)	0	(6,439)	(3,707)	1,849	(1,858)
CBK	4,429	0	0	4,429	(13,089)	0	(54,849)	(67,938)	(63,509)	65,493	1,984
DUB	44	0	0	44	(45)	0	0	(45)	(1)	(9)	(10)
FBF	0	0	0	0	0	0	(52,173)	(52,173)	(52,173)	53,490	1,317
GLM	10,421	0	0	10,421	(7,970)	(444)	0	(8,414)	2,007	(3,230)	(1,223)
GST	0	0	0	0	0	(17)	0	(17)	(17)	0	(17)
HUS	4,914	0	0	4,914	(2,108)	0	0	(2,108)	2,806	(2,860)	(54)
JPM	267	0	56	323	(3,082)	(214)	(38,968)	(42,264)	(41,941)	41,342	(599)
MEI	0	0	0	0	0	0	(174)	(174)	(174)	11,418	11,244
MYC	0	73,464	0	73,464	0	(87,675)	0	(87,675)	(14,211)	16,786	2,575
MYI	16,533	0	25,466	41,999	(21,454)	0	(307,813)	(329,267)	(287,268)	293,859	6,591
RBC	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
RYL	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
SCX	1,770	0	0	1,770	(6,448)	0	0	(6,448)	(4,678)	5,101	423
SOG	20	0	0	20	(23)	0	0	(23)	(3)	0	(3)
SSB	1,511	0	0	1,511	(1,201)	0	0	(1,201)	310	(590)	(280)
UAG	2,394	0	4,166	6,560	(297)	0	(55,257)	(55,554)	(48,994)	50,461	1,467

Total Over the Counter	$69,462	$76,196	$29,711	$175,369	$(71,442)	$(92,689)	$(509,234)	$(673,365)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	79

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

(o)

Securities with an aggregate market value of $547,632 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$184	$184
Futures	0	0	1,090	0	4,894	5,984
Swap Agreements	0	1	0	0	4,362	4,363

	$0	$1	$1,090	$0	$9,440	$10,531

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69,462	$0	$69,462
Purchased Options	0	0	0	0	76,196	76,196
Swap Agreements	0	79	29,632	0	0	29,711

	$0	$79	$29,632	$69,462	$76,196	$175,369

	$0	$80	$30,722	$69,462	$85,636	$185,900

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$300	$300
Swap Agreements	0	250	0	0	5,410	5,660

	$0	$250	$0	$0	$5,710	$5,960

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$71,442	$0	$71,442
Written Options	0	17	0	0	92,672	92,689
Swap Agreements	0	0	509,234	0	0	509,234

	$0	$17	$509,234	$71,442	$92,672	$673,365

	$0	$267	$509,234	$71,442	$98,382	$679,325

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(866)	$(866)
Written Options	0	0	0	0	3,313	3,313
Futures	0	0	(41,727)	0	(34,410)	(76,137)
Swap Agreements	0	(403)	0	0	(99,722)	(100,125)

	$0	$(403)	$(41,727)	$0	$(131,685)	$(173,815)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$131,771	$0	$131,771
Purchased Options	0	0	0	(1,369)	(4,613)	(5,982)
Written Options	0	109	0	3,348	(4,378)	(921)
Swap Agreements	0	(924)	(97,639)	0	50	(98,513)

	$0	$(815)	$(97,639)	$133,750	$(8,941)	$26,355

	$0	$(1,218)	$(139,366)	$133,750	$(140,626)	$(147,460)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$130	$130
Futures	0	0	(14,896)	0	(44,846)	(59,742)
Swap Agreements	0	(1,402)	0	0	2,318	916

	$0	$(1,402)	$(14,896)	$0	$(42,398)	$(58,696)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(32,902)	$0	$(32,902)
Purchased Options	0	0	0	112	64,698	64,810
Written Options	0	(15)	0	550	(70,553)	(70,018)
Swap Agreements	0	536	(401,138)	0	96	(400,506)

	$0	$521	$(401,138)	$(32,240)	$(5,759)	$(438,616)

	$0	$(881)	$(416,034)	$(32,240)	$(48,157)	$(497,312)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	81

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,675	$6,775	$8,450
Corporate Bonds & Notes
Banking & Finance	0	226,747	0	226,747
Industrials	0	52,092	0	52,092
Utilities	0	28,929	0	28,929
Municipal Bonds & Notes
California	0	3,131	0	3,131
Illinois	0	4,219	0	4,219
Pennsylvania	0	140	0	140
Texas	0	2,188	0	2,188
U.S. Government Agencies	0	1,066,783	0	1,066,783
U.S. Treasury Obligations	0	1,497,748	0	1,497,748
Non-Agency Mortgage-Backed Securities	0	169,764	6,716	176,480
Asset-Backed Securities	0	360,922	0	360,922
Sovereign Issues	0	122,759	0	122,759
Preferred Securities
Banking & Finance	0	5,785	0	5,785
Short-Term Instruments
Certificates of Deposit	0	7,193	0	7,193
Repurchase Agreements	0	4,285	0	4,285
Argentina Treasury Bills	0	394	0	394
U.S. Treasury Bills	0	27,440	0	27,440

	$0	$3,582,194	$13,491	$3,595,685

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$405,132	$0	$0	$405,132

Total Investments	$405,132	$3,582,194	$13,491	$4,000,817

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(26,891)	$0	$(26,891)
United States
U.S. Government Agencies	$0	$(90,429)	$0	$(90,429)

	$0	$(117,320)	$0	$(117,320)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5,984	4,547	0	10,531
Over the counter	0	175,369	0	175,369

	$5,984	$179,916	$0	$185,900

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(300)	(5,660)	0	(5,960)
Over the counter	0	(673,365)	0	(673,365)

	$(300)	$(679,025)	$0	$(679,325)

Total Financial Derivative Instruments	$5,684	$(499,109)	$0	$(493,425)

Totals	$410,816	$2,965,765	$13,491	$3,390,072

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

Alliant Holdings Intermediate LLC
3.862% (LIBOR03M + 3.250%) due 05/09/2025 ~		$298	$276

Altice France S.A.
4.705% (LIBOR03M + 4.000%) due 08/14/2026 ~		395	374

Caesars Resort Collection LLC
3.739% (LIBOR03M + 2.750%) due 12/23/2024 ~		1,173	963

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		592	449

Financial & Risk U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	1,596	1,696

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$1,500	1,504

Verifone Systems, Inc.
5.695% (LIBOR03M + 4.000%) due 08/20/2025 ~		296	196

Zayo Group Holdings, Inc.
3.989% (LIBOR03M + 3.000%) due 03/09/2027 ~		400	375

Total Loan Participations and Assignments (Cost $6,400)			5,833

CORPORATE BONDS & NOTES 44.0%

BANKING & FINANCE 15.7%

AerCap Ireland Capital DAC
4.500% due 05/15/2021		1,000	918

AIA Group Ltd.
3.375% due 04/07/2030 (b)		300	299

AIB Group PLC
4.263% due 04/10/2025 •		500	504

American Tower Corp.
2.750% due 01/15/2027		200	194
3.125% due 01/15/2027		1,800	1,772

Athene Global Funding
2.500% due 01/14/2025		300	283

Aviation Capital Group LLC
4.875% due 10/01/2025		300	268

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		400	346
5.500% due 01/15/2023		100	90

Banco Bradesco S.A.
3.200% due 01/27/2025		600	550

Banco BTG Pactual S.A.
4.500% due 01/10/2025		600	528

Banco Santander Chile
2.700% due 01/10/2025		700	675

Bank of America Corp.
2.104% (US0003M + 0.790%) due 03/05/2024 ~		1,100	1,031
4.100% due 07/24/2023		300	320

Barclays Bank PLC
7.625% due 11/21/2022 (i)		2,500	2,559
10.179% due 06/12/2021		740	787

Barclays PLC
7.875% due 03/15/2022 •(h)(i)		600	552
7.875% due 09/15/2022 •(h)(i)	GBP	700	760
8.000% due 12/15/2020 •(h)(i)	EUR	200	211

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		$100	118

Blackstone Holdings Finance Co. LLC
3.500% due 09/10/2049		600	545

BNP Paribas S.A.
4.500% due 02/25/2030 •(h)(i)		300	231
6.750% due 03/14/2022 •(h)(i)		200	181
7.625% due 03/30/2021 •(h)(i)		800	781

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BOC Aviation Ltd.
3.500% due 10/10/2024		$1,200	$1,286

BPCE S.A.
4.500% due 03/15/2025		900	895
4.625% due 07/11/2024		1,200	1,182

Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~		300	295
4.125% due 05/15/2029		200	205

Brookfield Finance LLC
3.450% due 04/15/2050		800	645

Carlyle Finance LLC
5.650% due 09/15/2048		100	111

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,230

China Evergrande Group
8.250% due 03/23/2022		300	244

CIT Group, Inc.
4.750% due 02/16/2024		400	392

Citigroup, Inc.
8.125% due 07/15/2039		780	1,234

CNA Financial Corp.
3.900% due 05/01/2029		400	400

Commonwealth Bank of Australia
3.743% due 09/12/2039 (i)		1,300	1,103

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	500	531
6.625% due 06/29/2021 •(h)(i)		200	212

Country Garden Holdings Co. Ltd.
7.250% due 04/04/2021		$800	806

Credit Suisse Group AG
2.997% due 12/14/2023 •		2,100	2,047
6.250% due 12/18/2024 •(h)(i)		1,000	929
7.125% due 07/29/2022 •(h)(i)		400	370

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		1,400	1,434

Crown Castle International Corp.
4.000% due 03/01/2027		200	207
4.000% due 11/15/2049		800	763

CVS Pass-Through Trust
4.704% due 01/10/2036		2,850	3,364

CyrusOne LP
3.450% due 11/15/2029		500	444

Danske Bank A/S
3.244% due 12/20/2025 •		300	279

Deutsche Bank AG
4.250% due 10/14/2021		3,000	2,856

Discover Bank
4.650% due 09/13/2028		1,000	1,016

Duke Realty LP
3.375% due 12/15/2027		300	307

Equinix, Inc.
3.200% due 11/18/2029		400	373

ESH Hospitality, Inc.
4.625% due 10/01/2027		100	79

Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	3,077

FMR LLC
4.950% due 02/01/2033		2,000	2,279

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	1,200	1,038
3.087% due 01/09/2023		$1,000	905
3.550% due 10/07/2022		700	656

GE Capital UK Funding Unlimited Co.
5.125% due 05/24/2023	GBP	300	394

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		$600	604
3.272% due 09/29/2025 •		1,400	1,430
3.691% due 06/05/2028 •		1,600	1,647

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		900	875

Healthcare Trust of America Holdings LP
3.500% due 08/01/2026		1,300	1,289

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
2.633% due 11/07/2025 •		$300	$292
3.803% due 03/11/2025 •		700	730
4.041% due 03/13/2028 •		300	306
6.375% due 09/17/2024 •(h)(i)		900	835

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		300	267

ING Groep NV
3.550% due 04/09/2024		1,200	1,208

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(h)(i)	EUR	800	782

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		$300	286

Kimco Realty Corp.
2.800% due 10/01/2026		1,600	1,565

KKR Group Finance Co. LLC
3.625% due 02/25/2050		400	332

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		500	500
4.344% due 01/09/2048		700	705
6.375% due 06/27/2020 •(h)(i)	EUR	300	306

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$100	95

Mid-America Apartments LP
3.750% due 06/15/2024		1,500	1,481

Mizuho Financial Group, Inc.
2.226% due 05/25/2026 •		400	393

Morgan Stanley
2.732% (US0003M + 0.930%) due 07/22/2022 ~		500	487
2.954% (US0003M + 1.220%) due 05/08/2024 ~		200	192
3.591% due 07/22/2028 •		1,700	1,785
7.500% due 04/02/2032 þ(j)		8,600	7,522

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	500	589

Nasdaq, Inc.
0.875% due 02/13/2030	EUR	200	202

National Retail Properties, Inc.
3.500% due 10/15/2027		$900	891

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		300	257

Nationwide Building Society
4.000% due 09/14/2026		1,600	1,571

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		600	528

Navient Corp.
7.250% due 01/25/2022		200	196

Nomura Holdings, Inc.
3.103% due 01/16/2030		500	472

Ohio National Financial Services, Inc.
5.550% due 01/24/2030		400	405

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		200	173

Physicians Realty LP
3.950% due 01/15/2028		400	380

Protective Life Corp.
3.400% due 01/15/2030		600	566

Prudential Financial, Inc.
3.700% due 03/13/2051		800	753

Quicken Loans, Inc.
5.250% due 01/15/2028		300	295

Royal Bank of Scotland Group PLC
5.076% due 01/27/2030 •		1,200	1,307
7.648% due 09/30/2031 •(h)		1,900	2,433
8.625% due 08/15/2021 •(h)(i)		1,500	1,470

Santander UK Group Holdings PLC
4.750% due 09/15/2025		500	498
7.375% due 06/24/2022 •(h)(i)	GBP	400	411

Santander UK PLC
2.875% due 06/18/2024		$400	400

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		200	207

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	83

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Service Properties Trust
4.950% due 10/01/2029		$300	$261

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		400	280
5.950% due 10/24/2022		200	155

Societe Generale S.A.
7.375% due 09/13/2021 •(h)(i)		300	277

Spirit Realty LP
4.450% due 09/15/2026		1,500	1,429

Standard Chartered PLC
2.819% due 01/30/2026 •		500	472

SURA Asset Management S.A.
4.375% due 04/11/2027		1,300	1,190

Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		1,100	1,256

TP ICAP PLC
5.250% due 01/26/2024	GBP	500	611

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		$2,100	1,955

UniCredit SpA
6.750% due 09/10/2021 •(h)(i)	EUR	600	574
9.250% due 06/03/2022 •(h)(i)		500	522

Wells Fargo & Co.
2.406% due 10/30/2025 •		$1,100	1,086
2.572% due 02/11/2031 •		1,600	1,545

Wells Fargo Bank N.A.
5.850% due 02/01/2037		750	953
6.600% due 01/15/2038		400	563

Weyerhaeuser Co.
4.000% due 11/15/2029		700	710
7.375% due 03/15/2032		1,200	1,418

			103,266

INDUSTRIALS 20.9%

AbbVie, Inc.
4.400% due 11/06/2042		3,100	3,460

Aetna, Inc.
6.750% due 12/15/2037		1,200	1,604

Aker BP ASA
3.000% due 01/15/2025		300	239

Alcon Finance Corp.
3.800% due 09/23/2049		500	504

Alibaba Group Holding Ltd.
3.400% due 12/06/2027		3,600	3,786

Allegion PLC
3.500% due 10/01/2029		600	585

Altice Financing S.A.
2.250% due 01/15/2025	EUR	400	396

Altria Group, Inc.
4.800% due 02/14/2029		$1,400	1,468

American Airlines Pass-Through Trust
3.350% due 04/15/2031		1,470	1,479
3.600% due 04/15/2031		230	212
3.650% due 12/15/2029		427	462
4.375% due 04/01/2024		446	418

Amgen, Inc.
3.375% due 02/21/2050		700	740
4.950% due 10/01/2041		1,214	1,312

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048		1,192	1,224
4.950% due 01/15/2042		1,500	1,625

Anthem, Inc.
4.650% due 01/15/2043		1,600	1,813

Aptiv PLC
4.350% due 03/15/2029		600	568

Avon International Operations, Inc.
7.875% due 08/15/2022		100	90

Bacardi Ltd.
4.700% due 05/15/2028		1,200	1,286

BAT Capital Corp.
4.390% due 08/15/2037		1,200	1,116

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.540% due 08/15/2047	$400	$367
4.758% due 09/06/2049	300	284

Becton Dickinson and Co.
3.734% due 12/15/2024	647	665

Boeing Co.
3.650% due 03/01/2047	400	359
3.750% due 02/01/2050	700	642

Bombardier, Inc.
6.125% due 01/15/2023	200	142

British Airways Pass-Through Trust
3.800% due 03/20/2033 «	921	1,073
4.125% due 03/20/2033	1,476	1,320

Broadcom, Inc.
3.125% due 10/15/2022	100	99
4.250% due 04/15/2026	1,900	1,935

Cameron LNG LLC
3.302% due 01/15/2035	300	261

Canadian Pacific Railway Co.
6.125% due 09/15/2115	400	534

Carrier Global Corp.
3.377% due 04/05/2040	1,900	1,685

CCO Holdings LLC
4.500% due 08/15/2030	1,700	1,676

Centene Corp.
4.625% due 12/15/2029	500	505

Charter Communications Operating LLC
4.800% due 03/01/2050	1,600	1,675
5.375% due 05/01/2047	2,500	2,713

Cigna Corp.
4.800% due 08/15/2038	2,100	2,373

Citrix Systems, Inc.
3.300% due 03/01/2030	300	281

Comcast Corp.
3.969% due 11/01/2047	2,279	2,645
4.700% due 10/15/2048	1,300	1,688
6.400% due 05/15/2038	12	18
6.500% due 11/15/2035	200	293

Community Health Systems, Inc.
8.625% due 01/15/2024	300	298

Conagra Brands, Inc.
5.300% due 11/01/2038	1,100	1,201

CSN Resources S.A.
7.625% due 04/17/2026	800	525

CVS Health Corp.
5.050% due 03/25/2048	800	912

DAE Funding LLC
4.500% due 08/01/2022	100	94

Dell International LLC
4.000% due 07/15/2024	1,100	1,112
4.420% due 06/15/2021	200	202
5.450% due 06/15/2023	2,500	2,569

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	600	820

Discovery Communications LLC
4.950% due 05/15/2042	2,700	2,672

Ecopetrol S.A.
7.375% due 09/18/2043	600	611

Elanco Animal Health, Inc.
5.022% due 08/28/2023	100	101

Enbridge, Inc.
4.500% due 06/10/2044	1,500	1,393

Energy Transfer Operating LP
4.050% due 03/15/2025	1,100	964
6.625% due 10/15/2036	500	467
7.500% due 07/01/2038	400	425

Entergy Louisiana LLC
4.200% due 04/01/2050	400	461

Enterprise Products Operating LLC
3.700% due 01/31/2051	1,600	1,447
5.750% due 03/01/2035	200	198

EQM Midstream Partners LP
4.125% due 12/01/2026	400	230

EQT Corp.
6.125% due 02/01/2025	800	622

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fairstone Financial, Inc.
7.875% due 07/15/2024		$500	$474

Fiserv, Inc.
3.200% due 07/01/2026		400	413

Ford Motor Co.
7.450% due 07/16/2031 (l)		2,200	1,595

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		300	289

Front Range BidCo, Inc.
4.000% due 03/01/2027		400	385

Garda World Security Corp.
4.625% due 02/15/2027		300	271

General Electric Co.
0.375% due 05/17/2022	EUR	500	529
5.875% due 01/14/2038		$100	118
6.250% due 09/29/2020	GBP	300	379
6.750% due 03/15/2032		$831	1,009
6.875% due 01/10/2039		444	556

General Motors Co.
5.150% due 04/01/2038		1,900	1,380

Gerdau Trade, Inc.
4.875% due 10/24/2027		900	862

Globo Comunicacao e Participacoes S.A.
5.125% due 03/31/2027		200	179

GTL Trade Finance, Inc.
5.893% due 04/29/2024		364	362

Humana, Inc.
3.950% due 08/15/2049		800	796

Huntsman International LLC
4.500% due 05/01/2029		900	770

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	300	265

IHS Markit Ltd.
4.250% due 05/01/2029		$600	637

Kaiser Foundation Hospitals
4.150% due 05/01/2047		500	584

Kansas City Southern
4.200% due 11/15/2069		200	195

Kinder Morgan, Inc.
3.111% (US0003M + 1.280%) due 01/15/2023 ~		200	167

Kraft Heinz Foods Co.
3.000% due 06/01/2026		1,000	974
4.375% due 06/01/2046		900	816
4.625% due 01/30/2029		500	505
4.875% due 10/01/2049		200	183
6.500% due 02/09/2040		800	878

Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		410	351

Lear Corp.
5.250% due 05/15/2049		500	436

Masco Corp.
7.750% due 08/01/2029		1,118	1,377

Mondelez International Holdings Netherlands BV
2.125% due 09/19/2022		500	497

Moody’s Corp.
0.950% due 02/25/2030	EUR	400	415

Mylan NV
3.950% due 06/15/2026		$2,400	2,402
5.250% due 06/15/2046		100	96

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041		950	1,188

Newmont Corp.
2.800% due 10/01/2029		1,100	1,055

Norfolk Southern Corp.
5.100% due 08/01/2118		800	907

NXP BV
3.875% due 06/18/2026		900	877

Occidental Petroleum Corp.
7.950% due 06/15/2039		800	406

Oracle Corp.
4.125% due 05/15/2045		1,900	2,081

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Owens Corning
3.400% due 08/15/2026		$1,300	$1,215

Penske Truck Leasing Co. LP
3.350% due 11/01/2029		500	503

PerkinElmer, Inc.
3.300% due 09/15/2029		300	285

Pertamina Persero PT
4.175% due 01/21/2050		400	346

Petroleos Mexicanos
6.350% due 02/12/2048		3,684	2,340
6.950% due 01/28/2060		3,228	2,190

Pride International LLC
7.875% due 08/15/2040		200	31

Prime Security Services Borrower LLC
6.250% due 01/15/2028		200	174

PTC, Inc.
4.000% due 02/15/2028		400	387

QVC, Inc.
5.950% due 03/15/2043		2,100	1,432

Rockies Express Pipeline LLC
4.800% due 05/15/2030		800	482

Rolls-Royce PLC
3.625% due 10/14/2025		200	206

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		1,500	1,278

Sands China Ltd.
5.125% due 08/08/2025		700	664
5.400% due 08/08/2028		1,700	1,607

Saudi Arabian Oil Co.
2.875% due 04/16/2024		400	389
4.375% due 04/16/2049		300	300

Southern Co.
3.250% due 07/01/2026		800	809

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		400	347

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		153	149

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	400	358

Studio City Co. Ltd.
7.250% due 11/30/2021		$1,600	1,563

Suncor Energy, Inc.
6.500% due 06/15/2038		100	103

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026		1,200	1,013

Syngenta Finance NV
4.441% due 04/24/2023		400	377

Takeda Pharmaceutical Co. Ltd.
5.000% due 11/26/2028		600	686

TEGNA, Inc.
4.625% due 03/15/2028		500	442

Tencent Holdings Ltd.
3.280% due 04/11/2024		1,100	1,142

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		2,700	2,298
7.625% due 04/01/2037		100	110

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		100	92

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		600	551

Texas Eastern Transmission LP
4.150% due 01/15/2048		2,800	2,361

Thermo Fisher Scientific, Inc.
1.500% due 10/01/2039	EUR	500	462

Thomson Reuters Corp.
5.650% due 11/23/2043		$3,500	3,945

Time Warner Cable LLC
5.500% due 09/01/2041		1,297	1,362
5.875% due 11/15/2040		400	423

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		600	655
6.200% due 10/15/2037		100	116
7.250% due 08/15/2038		150	177

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean Pontus Ltd.
6.125% due 08/01/2025		$251	$205

Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025		174	183

United Airlines Pass-Through Trust
3.500% due 09/01/2031		1,306	1,286
4.000% due 10/11/2027		751	744

UnitedHealth Group, Inc.
6.625% due 11/15/2037		1,300	1,824

Vale Overseas Ltd.
6.875% due 11/10/2039		1,600	1,781

Vessel Management Services, Inc.
3.432% due 08/15/2036		1,638	1,907

VMware, Inc.
3.900% due 08/21/2027		700	692

Western Midstream Operating LP
5.500% due 08/15/2048		600	229

Williams Cos., Inc.
8.750% due 03/15/2032		137	149

Woodside Finance Ltd.
3.700% due 09/15/2026		1,600	1,565

Wyndham Destinations, Inc.
6.350% due 10/01/2025		400	340

Wynn Las Vegas LLC
5.250% due 05/15/2027		400	364

Wynn Resorts Finance LLC
5.125% due 10/01/2029		600	549

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	4,070	46

Zoetis, Inc.
4.450% due 08/20/2048		$300	335

			138,172

UTILITIES 7.4%

AEP Texas, Inc.
4.150% due 05/01/2049		400	416

American Water Capital Corp.
4.150% due 06/01/2049		300	333

Appalachian Power Co.
7.000% due 04/01/2038		100	136

AT&T, Inc.
4.500% due 03/09/2048		2,373	2,588
5.150% due 02/15/2050		3,100	3,720
5.300% due 08/15/2058		100	118

Berkshire Hathaway Energy Co.
5.950% due 05/15/2037		400	507

Blue Racer Midstream LLC
6.125% due 11/15/2022		300	227

British Telecommunications PLC
9.625% due 12/15/2030		600	925

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		400	356

CNOOC Nexen Finance ULC
4.250% due 04/30/2024		1,200	1,284

Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038		400	512

Deutsche Telekom AG
3.625% due 01/21/2050		900	900

DTE Electric Co.
2.625% due 03/01/2031 (b)		300	299

Duke Energy Carolinas LLC
6.450% due 10/15/2032		700	939

Edison International
3.125% due 11/15/2022		600	590

Emera, Inc.
6.750% due 06/15/2076 •		1,400	1,297

Enable Midstream Partners LP
3.900% due 05/15/2024		100	56
4.150% due 09/15/2029		700	323

Enel Finance International NV
2.650% due 09/10/2024		600	574

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 09/14/2025		$200	$212
4.875% due 06/14/2029		1,500	1,636

FirstEnergy Transmission LLC
4.350% due 01/15/2025		400	417

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		1,000	1,038

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030		2,700	2,500

NGPL PipeCo LLC
7.768% due 12/15/2037		700	702

Ohio Edison Co.
6.875% due 07/15/2036		1,100	1,469

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (c)(j)		200	138

Parsley Energy LLC
4.125% due 02/15/2028		200	138

Perusahaan Listrik Negara PT
4.375% due 02/05/2050		500	448

Petrobras Global Finance BV
5.093% due 01/15/2030		2,194	2,010

Plains All American Pipeline LP
5.150% due 06/01/2042		300	199

Progress Energy, Inc.
7.750% due 03/01/2031		400	543

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	300	298

Rio Oil Finance Trust
9.250% due 07/06/2024		$362	357

San Diego Gas & Electric Co.
4.300% due 04/01/2042		1,000	1,070

SES S.A.
5.300% due 04/04/2043		1,800	1,505

Shell International Finance BV
3.625% due 08/21/2042		1,100	1,144

Southern California Edison Co.
3.650% due 02/01/2050		200	195
4.650% due 10/01/2043		400	441
4.875% due 03/01/2049		100	116
5.625% due 02/01/2036		200	225
6.000% due 01/15/2034		300	362
6.650% due 04/01/2029		200	237

Sprint Corp.
7.125% due 06/15/2024		300	331
7.250% due 09/15/2021		800	829
7.875% due 09/15/2023		300	333

Telefonica Europe BV
8.250% due 09/15/2030		1,250	1,812

Verizon Communications, Inc.
2.625% due 08/15/2026		2,500	2,588
4.125% due 08/15/2046		1,800	2,093
4.672% due 03/15/2055		1,336	1,710

Virginia Electric & Power Co.
8.875% due 11/15/2038		300	478

Vodafone Group PLC
4.250% due 09/17/2050		1,200	1,238
4.875% due 06/19/2049		1,000	1,118

Wisconsin Electric Power Co.
4.300% due 12/15/2045		2,400	2,644

			48,674

Total Corporate Bonds & Notes (Cost $295,057)			290,112

MUNICIPAL BONDS & NOTES 1.7%

CALIFORNIA 0.8%

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034		200	316

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		1,600	2,229

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112		2,000	2,601

			5,146

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	85

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 0.5%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	$2,442	$3,206

NEW YORK 0.1%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	512

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,700	2,480

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	92

Total Municipal Bonds & Notes (Cost $9,454)		11,436

U.S. GOVERNMENT AGENCIES 22.0%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (e)	20,000	17,000
3.980% due 07/01/2021	2,500	2,573
5.625% due 04/17/2028	100	134
6.210% due 08/06/2038	9,643	16,046

Fannie Mae, TBA
3.000% due 06/01/2040	6,200	6,479

Freddie Mac
0.000% due 03/15/2031 (e)	1,100	921
2.500% due 06/25/2034	3,031	3,093
2.750% due 11/25/2029	1,936	1,907
5.000% due 04/15/2038	68	77
6.250% due 07/15/2032 (p)	300	465
6.750% due 03/15/2031	1,900	2,961

Ginnie Mae
3.500% due 11/20/2044	1,583	1,784
4.000% due 06/20/2048	605	649
5.500% due 10/20/2037	590	731

Israel Government AID Bond
5.500% due 09/18/2033	1,800	2,639

Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 04/15/2030 (e)	16,400	14,881

Resolution Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (a)(e)	2,300	1,994

Small Business Administration
5.290% due 12/01/2027	72	77

Uniform Mortgage-Backed Security
3.500% due 08/01/2046	4,435	4,761
4.000% due 10/01/2047 - 06/01/2049	613	657

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	62,490	64,511
4.000% due 05/01/2050	980	1,046

Total U.S. Government Agencies (Cost $130,385)		145,386

U.S. TREASURY OBLIGATIONS 55.5%

U.S. Treasury Bonds
2.000% due 02/15/2050 (l)(n)(p)	18,900	21,962
2.375% due 11/15/2049 (l)	136,880	170,956
2.750% due 08/15/2042 (n)	600	775
2.750% due 08/15/2047 (n)(p)	6,008	7,943
2.875% due 05/15/2043 (n)(p)	1,637	2,158
2.875% due 05/15/2049 (n)(p)	19,770	27,004

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 08/15/2048 (n)(p)	$12,712	$17,678
3.125% due 02/15/2043 (n)(p)	23,100	31,600
3.125% due 05/15/2048 (n)(p)	3,103	4,401
4.375% due 11/15/2039 (p)	40	63

U.S. Treasury Inflation Protected Securities (g)
0.750% due 02/15/2045 (n)	986	1,128
0.875% due 01/15/2029 (p)	409	445
1.375% due 02/15/2044 (n)(p)	9,103	11,688

U.S. Treasury Notes
1.500% due 02/15/2030 (l)(p)	6,800	7,332
1.625% due 08/15/2029 (l)	6,575	7,141
1.750% due 11/15/2029 (l)	2,135	2,347

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)(e)	500	431
0.000% due 08/15/2040 (e)(p)	4,500	3,548
0.000% due 11/15/2040 (e)	12,200	9,546
0.000% due 08/15/2042 (e)(p)	2,600	1,938
0.000% due 05/15/2043 (e)(p)	5,800	4,241
0.000% due 11/15/2043 (e)	1,000	725
0.000% due 11/15/2044 (e)(n)(p)	13,200	9,373
0.000% due 02/15/2045 (e)(p)	200	142
0.000% due 05/15/2046 (e)(n)(p)	8,700	6,055
0.000% due 08/15/2047 (e)	22,500	15,314
0.000% due 08/15/2048 (e)(p)	700	469

Total U.S. Treasury Obligations (Cost $285,370)		366,403

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.3%

American Home Mortgage Investment Trust
1.527% due 11/25/2045 •	1,133	924

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	1,100	1,125
4.957% due 08/10/2035 ~	700	623

Bear Stearns Adjustable Rate Mortgage Trust
3.724% due 01/25/2035 ~	3	2

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~	845	840
4.023% due 03/25/2034 ~	48	44

Credit Suisse Mortgage Capital Certificates
3.549% due 08/26/2058	1,589	1,653

Credit Suisse Mortgage Capital Trust
3.318% due 12/26/2059 ~	695	714
3.319% due 10/27/2059 ~	1,379	1,354

DBUBS Mortgage Trust
2.161% due 07/12/2044 •	236	236

Downey Savings & Loan Association Mortgage Loan Trust
4.158% due 07/19/2044 ~	33	29

GSMPS Mortgage Loan Trust
1.297% due 01/25/2036 •	1,055	812

IndyMac Mortgage Loan Trust
1.127% due 07/25/2047 •	103	76
1.137% due 04/25/2037 •	1,509	1,198

Merrill Lynch Mortgage Investors Trust
3.871% due 11/25/2035 •	693	620

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,515	1,518
4.500% due 05/25/2058 ~	298	310

RBSSP Resecuritization Trust
3.739% due 12/25/2035 ~	291	289

Structured Adjustable Rate Mortgage Loan Trust
3.872% due 02/25/2034 ~	8	7

Structured Asset Mortgage Investments Trust
1.137% due 07/25/2046 ^•	46	32
1.167% due 05/25/2036 •	93	81

WaMu Mortgage Pass-Through Certificates Trust
1.317% due 05/25/2034 •	996	795
1.367% due 06/25/2044 •	113	97
2.484% due 08/25/2046 •	556	450
2.981% due 01/25/2037 ^~	825	677

Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	1,002	1,005

Total Non-Agency Mortgage-Backed Securities (Cost $16,276)		15,511

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.4%

Accredited Mortgage Loan Trust
1.817% due 01/25/2035 •		$630	$542

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		685	680
3.967% due 03/28/2034 þ		222	222

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •		764	743

Countrywide Asset-Backed Certificates
1.417% due 04/25/2036 •		1,800	1,335

Countrywide Asset-Backed Certificates Trust
1.647% due 11/25/2035 •		1,352	1,320

Equifirst Loan Securitization Trust
1.117% due 04/25/2037 •		1,042	900

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		1,063	1,048

HSI Asset Securitization Corp. Trust
1.107% due 05/25/2037 •		178	172

IXIS Real Estate Capital Trust
1.577% due 02/25/2036 •		288	281

JPMorgan Mortgage Acquisition Corp.
1.652% due 09/25/2035 •		400	362

JPMorgan Mortgage Acquisition Trust
1.167% due 07/25/2036 •		1,609	1,591
1.397% due 11/25/2036 •		1,615	1,474

LCM LP
2.699% due 04/20/2028 •		600	583

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		1,614	1,581

Securitized Asset-Backed Receivables LLC Trust
1.187% due 03/25/2036 •		789	747

SLM Student Loan Trust
3.294% due 04/25/2023 •		73	73

Structured Asset Investment Loan Trust
1.097% due 06/25/2036 •		759	714

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		356	351
1.947% due 10/25/2059 •		266	261
2.900% due 10/25/2059 ~		937	917

Total Asset-Backed Securities (Cost $16,217)			15,897

SOVEREIGN ISSUES 1.2%

Argentina Government International Bond
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,287	10
38.039% (ARLLMONP) due 06/21/2020 ~		34,690	252

Indonesia Government International Bond
3.700% due 10/30/2049		$400	401

Israel Government International Bond
3.875% due 07/03/2050 (b)		900	900

Mexico Government International Bond
4.600% due 01/23/2046		534	534

Oman Government International Bond
4.875% due 02/01/2025		600	468

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,300	405
6.350% due 08/12/2028		1,300	420

Qatar Government International Bond
4.000% due 03/14/2029		$1,000	1,074
4.500% due 04/23/2028		400	439

Saudi Government International Bond
4.625% due 10/04/2047		1,800	1,853

Spain Government International Bond
5.150% due 10/31/2044	EUR	700	1,372

Total Sovereign Issues (Cost $9,508)			8,128

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.5%

BANKING & FINANCE 1.2%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)	400,000	$432

Bank of America Corp.
4.300% due 01/28/2025 •(h)	1,900,000	1,636

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(h)	1,900,000	1,624
4.600% due 02/01/2025 •(h)	2,000,000	1,753
4.753% (US0003M + 3.320%) due 07/01/2020 ~(h)	2,400,000	2,088

		7,533

UTILITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(h)	2,100,000	2,087

Total Preferred Securities (Cost $10,952)		9,620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.9%

REPURCHASE AGREEMENTS (k) 0.5%
			$3,174

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	2,157	20
36.751% due 04/03/2020 ~		4,520	51
53.823% due 05/13/2020 (e)(f)		1,050	7

			78

U.S. TREASURY BILLS 2.4%
0.106% due 04/14/2020 - 06/18/2020 (d)(e)(n)(p)		$15,795	15,794

Total Short-Term Instruments (Cost $19,075)			19,046

Total Investments in Securities (Cost $798,694)			887,372

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short-Term Floating NAV Portfolio III	3,336,305	$32,766

Total Short-Term Instruments (Cost $32,714)		32,766

Total Investments in Affiliates (Cost $32,714)		32,766

Total Investments 139.4% (Cost $831,408)		$920,138

Financial Derivative Instruments (m)(o) (7.4)% (Cost or Premiums, net $(5,737))		(48,832)

Other Assets and Liabilities, net (32.0)%		(211,295)

Net Assets 100.0%		$660,011

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	7.500%	04/02/2032	02/11/2020	$ 7,305	$7,522	1.14%
Oi S.A. (10.000% Cash or 12.000% PIK)	10.000	07/27/2025	11/19/2019 - 11/27/2019	187	138	0.02

				$ 7,492	$7,660	1.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$3,174	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(3,238)	$3,174	$3,174

Total Repurchase Agreements						$(3,238)	$3,174	$3,174

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	87

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.960%	03/30/2020	04/15/2020		$	(86,653)	$(86,657)
JPS	1.200	03/05/2020	TBD	(2)		(2,270)	(2,272)
SGY	(0.140)	03/31/2020	04/14/2020			(7,117)	(7,118)
	0.750	03/16/2020	04/16/2020			(17,566)	(17,572)

Total Reverse Repurchase Agreements							$(113,619)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)		Payable for Sale-Buyback Transactions(3)
BCY	(0.100)%	3/30/2020	4/6/2020	$	(3,475)	$(3,475)
	0.250	3/30/2020	4/15/2020		(17,584)	(17,584)
UBS	1.660	3/25/2020	4/9/2020		(4,295)	(4,296)
	1.700	3/24/2020	4/7/2020		(2,343)	(2,344)

Total Sale-Buyback Transactions						$(27,699)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales
U.S. Government Agencies (1.1)%
Ginnie Mae, TBA	4.000%	05/01/2050	$	900	$(930)	$(957)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2050		600	(622)	(621)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2050		3,400	(3,506)	(3,566)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2050		1,700	(1,755)	(1,798)

Total Short Sales (1.1)%					$(6,813)	$(6,942)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(86,657)	$0	$(86,657)	$85,052	$(1,605)
FICC	3,174	0	0	3,174	(3,238)	(64)
JPS	0	(2,272)	0	(2,272)	1,896	(376)
SGY	0	(24,690)	0	(24,690)	24,520	(170)

Master Securities Forward Transaction Agreement
BCY	0	0	(21,059)	(21,059)	20,635	(424)
UBS	0	0	(6,640)	(6,640)	6,692	52

Total Borrowings and Other Financing Transactions	$3,174	$(113,619)	$(27,699)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,272)	$(2,272)
U.S. Treasury Obligations	0	(111,347)	0	0	(111,347)

Total	$0	$(111,347)	$0	$(2,272)	$(113,619)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(27,699)	0	0	(27,699)

Total	$0	$(27,699)	$0	$0	$(27,699)

Total Borrowings	$0	$(139,046)	$0	$(2,272)	$(141,318)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(141,318)

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

(l)	Securities with an aggregate market value of $139,923 and cash of $301 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(107,640) at a weighted average interest rate of 1.928%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(4) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	175	$43,601	$483	$7	$0
90-Day Eurodollar March Futures	03/2021	77	19,195	79	3	0
E-mini S&P 500 Index June Futures	06/2020	2,837	364,512	(2,172)	0	(5,520)
Euro-Bund 10-Year Bond June Futures	06/2020	42	7,991	(31)	48	(51)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	61	13,534	1,164	0	(198)

				$(477)	$58	$(5,769)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	48	$(6,657)	$(320)	$7	$0
U.S. Treasury 30-Year Bond June Futures	06/2020	246	(44,049)	92	407	0

				$(228)	$414	$0

Total Futures Contracts				$(705)	$472	$(5,769)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2023	0.733%	$	1,100	$4	$7	$11	$0	$0
AT&T, Inc.	1.000	Quarterly	12/20/2020	1.334		4,100	27	(36)	(9)	0	(3)
AT&T, Inc.	1.000	Quarterly	06/20/2024	1.978		1,300	(5)	(45)	(50)	0	(1)
AT&T, Inc.	1.000	Quarterly	12/20/2024	2.089		1,500	24	(95)	(71)	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.132		700	13	1	14	0	0
Exelon Generation Co. LLC	1.000	Quarterly	12/20/2024	0.893		500	1	2	3	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2023	1.948		600	(27)	7	(20)	4	0
General Electric Co.	1.000	Quarterly	06/20/2024	2.039		300	0	(12)	(12)	2	0
General Electric Co.	1.000	Quarterly	12/20/2024	2.153		2,100	(33)	(73)	(106)	15	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.879		1,100	16	(14)	2	2	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.848		400	7	(4)	3	0	0
Newell Brands, Inc.	1.000	Quarterly	12/20/2022	0.951		300	1	(1)	0	0	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.825		200	3	(1)	2	0	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.389		1,400	22	2	24	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2023	1.687	EUR	500	2	(14)	(12)	0	(1)

							$55	$(276)	$(221)	$23	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$1,960	$(130)	$246	$116	$26	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	89

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-32 5-Year Index	1.000%	Quarterly	12/20/2024	$ 1,100	$(52)	$(73)	$(125)	$3	$0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	7,100	140	(163)	(23)	0	(21)
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029	47,000	(160)	(1,387)	(1,547)	0	(394)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	4,500	(75)	45	(30)	0	(14)
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024	EUR 900	8	(6)	2	0	(1)

					$(139)	$(1,584)	$(1,723)	$3	$(430)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.220%	Semi-Annual	03/03/2025	CAD	10,500	$0	$90	$90	$0	$(15)
Pay(6)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		10,500	91	112	203	0	(16)
Pay(6)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		2,000	(78)	129	51	0	(9)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	$	867	1	(20)	(19)	0	0
Receive	3-Month USD-LIBOR	3.100	Semi-Annual	11/27/2023		1,400	(1)	(146)	(147)	0	(1)
Receive	3-Month USD-LIBOR	3.050	Semi-Annual	12/05/2023		1,600	(2)	(165)	(167)	0	(1)
Pay	3-Month USD-LIBOR	3.060	Semi-Annual	12/07/2023		1,200	10	116	126	1	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	12/11/2023		1,400	(1)	(149)	(150)	0	(1)
Receive	3-Month USD-LIBOR	3.120	Semi-Annual	12/12/2023		1,400	(1)	(151)	(152)	0	(1)
Receive	3-Month USD-LIBOR	3.040	Semi-Annual	12/17/2023		1,300	(1)	(136)	(137)	0	(1)
Receive	3-Month USD-LIBOR	2.960	Semi-Annual	12/19/2023		1,400	(2)	(140)	(142)	0	0
Receive	3-Month USD-LIBOR	2.895	Semi-Annual	12/21/2023		1,100	(1)	(107)	(108)	0	0
Receive	3-Month USD-LIBOR	2.925	Semi-Annual	12/27/2023		1,400	(2)	(137)	(139)	0	0
Receive	3-Month USD-LIBOR	2.910	Semi-Annual	12/28/2023		1,400	(2)	(136)	(138)	0	0
Receive	3-Month USD-LIBOR	2.930	Semi-Annual	12/31/2023		2,500	(3)	(245)	(248)	0	0
Receive	3-Month USD-LIBOR	2.930	Semi-Annual	01/02/2024		1,700	(2)	(158)	(160)	0	0
Receive	3-Month USD-LIBOR	2.870	Semi-Annual	01/03/2024		1,200	(1)	(109)	(110)	0	0
Receive	3-Month USD-LIBOR	2.890	Semi-Annual	01/07/2024		1,400	(2)	(128)	(130)	0	0
Receive	3-Month USD-LIBOR	2.850	Semi-Annual	01/08/2024		1,700	(2)	(154)	(156)	0	(1)
Receive	3-Month USD-LIBOR	2.760	Semi-Annual	01/09/2024		1,200	(1)	(105)	(106)	0	(1)
Receive	3-Month USD-LIBOR	2.720	Semi-Annual	01/15/2024		1,400	(2)	(120)	(122)	0	(1)
Receive	3-Month USD-LIBOR	2.710	Semi-Annual	01/22/2024		1,400	(2)	(119)	(121)	0	(1)
Receive	3-Month USD-LIBOR	2.475	Semi-Annual	03/25/2024		1,500	(1)	(119)	(120)	0	0
Receive	3-Month USD-LIBOR	2.430	Semi-Annual	03/26/2024		1,200	(1)	(93)	(94)	0	0
Receive	3-Month USD-LIBOR	2.450	Semi-Annual	03/27/2024		1,200	(1)	(94)	(95)	0	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	03/28/2024		1,100	(1)	(84)	(85)	0	0
Receive	3-Month USD-LIBOR	2.440	Semi-Annual	03/29/2024		1,200	(1)	(93)	(94)	0	0
Receive	3-Month USD-LIBOR	2.480	Semi-Annual	04/02/2024		1,200	(1)	(104)	(105)	0	0
Receive	3-Month USD-LIBOR	2.490	Semi-Annual	04/03/2024		1,600	(2)	(138)	(140)	0	0
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	04/08/2024		1,400	(2)	(123)	(125)	0	0
Receive	3-Month USD-LIBOR	2.435	Semi-Annual	04/10/2024		1,500	(2)	(127)	(129)	0	(1)
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	04/11/2024		1,100	(1)	(92)	(93)	0	(1)
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	05/17/2024		1,100	(1)	(89)	(90)	0	(1)
Receive	3-Month USD-LIBOR	2.330	Semi-Annual	05/20/2024		1,300	(1)	(107)	(108)	0	(1)
Receive	3-Month USD-LIBOR	2.320	Semi-Annual	05/21/2024		1,300	(2)	(105)	(107)	0	(1)
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	05/22/2024		1,300	(1)	(105)	(106)	0	(1)
Receive	3-Month USD-LIBOR	2.240	Semi-Annual	05/29/2024		1,100	(1)	(86)	(87)	0	(1)
Receive	3-Month USD-LIBOR	2.220	Semi-Annual	05/30/2024		1,200	(2)	(92)	(94)	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	05/30/2024		1,200	(1)	(94)	(95)	0	(1)
Receive	3-Month USD-LIBOR	2.210	Semi-Annual	06/04/2024		1,200	(1)	(93)	(94)	0	(1)
Receive	3-Month USD-LIBOR	2.200	Semi-Annual	06/05/2024		1,100	(1)	(85)	(86)	0	(1)
Receive	3-Month USD-LIBOR	2.290	Semi-Annual	06/05/2024		1,100	(1)	(89)	(90)	0	0
Receive	3-Month USD-LIBOR	2.270	Semi-Annual	06/06/2024		1,100	(1)	(89)	(90)	0	0
Receive	3-Month USD-LIBOR	2.190	Semi-Annual	06/11/2024		1,300	(2)	(101)	(103)	0	0
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	06/12/2024		1,500	(2)	(115)	(117)	0	(1)
Receive	3-Month USD-LIBOR	2.210	Semi-Annual	06/12/2024		1,300	(2)	(102)	(104)	0	0
Receive	3-Month USD-LIBOR	2.100	Semi-Annual	06/18/2024		1,300	(2)	(95)	(97)	0	0
Receive	3-Month USD-LIBOR	2.050	Semi-Annual	06/19/2024		1,200	(2)	(85)	(87)	0	0
Receive	3-Month USD-LIBOR	2.080	Semi-Annual	06/20/2024		1,200	(2)	(86)	(88)	0	0
Receive	3-Month USD-LIBOR	2.060	Semi-Annual	06/21/2024		1,600	(2)	(114)	(116)	0	0
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/28/2024		1,700	(3)	(113)	(116)	0	0
Receive	3-Month USD-LIBOR	1.880	Semi-Annual	07/02/2024		1,300	(2)	(74)	(76)	0	0
Receive	3-Month USD-LIBOR	1.880	Semi-Annual	07/03/2024		1,200	(2)	(69)	(71)	0	0
Pay	3-Month USD-LIBOR	1.660	Semi-Annual	12/31/2024		1,600	(2)	96	94	0	0
Receive	3-Month USD-LIBOR	1.520	Semi-Annual	02/05/2025		1,500	(2)	(70)	(72)	0	(1)

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.460%	Semi-Annual	02/11/2025	$	1,700	$(2)	$(75)	$(77)	$0	$(1)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/12/2025		1,700	(3)	(81)	(84)	0	(1)
Receive	3-Month USD-LIBOR	1.530	Semi-Annual	02/20/2025		1,300	(1)	(63)	(64)	0	(1)
Receive	3-Month USD-LIBOR	1.440	Semi-Annual	02/26/2025		1,500	(2)	(66)	(68)	0	(1)
Receive	3-Month USD-LIBOR	1.240	Semi-Annual	03/03/2025		1,500	0	(53)	(53)	0	0
Receive	3-Month USD-LIBOR	1.210	Semi-Annual	03/05/2025		1,700	(2)	(57)	(59)	0	0
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/11/2025		1,600	(2)	(63)	(65)	0	0
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/16/2025		1,700	(2)	(67)	(69)	0	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		1,400	(35)	(18)	(53)	0	0
Pay	3-Month USD-LIBOR	3.180	Semi-Annual	10/15/2028		800	(3)	181	178	0	(3)
Receive	3-Month USD-LIBOR	1.870	Semi-Annual	08/13/2029		500	(1)	(53)	(54)	2	0
Receive	3-Month USD-LIBOR	1.960	Semi-Annual	08/14/2029		500	(1)	(57)	(58)	2	0
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	08/20/2029		600	(2)	(67)	(69)	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		19,800	(324)	(2,237)	(2,561)	102	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		100	(1)	(8)	(9)	1	0
Receive	3-Month USD-LIBOR	1.760	Semi-Annual	02/03/2030		1,700	(5)	(166)	(171)	8	0
Receive	3-Month USD-LIBOR	1.660	Semi-Annual	02/12/2030		800	(2)	(71)	(73)	4	0
Receive	3-Month USD-LIBOR	1.660	Semi-Annual	02/18/2030		900	(2)	(80)	(82)	5	0
Receive	3-Month USD-LIBOR	1.640	Semi-Annual	02/20/2030		700	(2)	(60)	(62)	4	0
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		800	(2)	(68)	(70)	4	0
Receive	3-Month USD-LIBOR	1.465	Semi-Annual	03/03/2030		1,700	0	(123)	(123)	9	0
Receive	3-Month USD-LIBOR	1.470	Semi-Annual	03/24/2030		800	(3)	(56)	(59)	5	0
Receive	3-Month USD-LIBOR	0.800	Semi-Annual	03/20/2050		2,600	0	68	68	65	0
Receive(6)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		31,100	(6,244)	1,137	(5,107)	886	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	11,400	12	(178)	(166)	0	(2)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		350	9	(29)	(20)	0	(1)
Pay	UKRPI	3.695	Maturity	12/15/2028		400	0	34	34	0	0
Pay	UKRPI	3.718	Maturity	12/15/2028		400	0	35	35	0	0
Pay	UKRPI	3.585	Maturity	10/15/2046		150	0	86	86	7	0

							$(6,675)	$(7,262)	$(13,937)	$1,108	$(72)

Total Swap Agreements							$(6,889)	$(8,876)	$(15,765)	$1,160	$(509)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$473	$1,160	$1,633	$0	$(5,797)	$(509)	$(6,306)

(n)

Securities with an aggregate market value of $44,436 and cash of $7,646 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $1 and liability of $(28) for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	91

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	3,195		$4,120	$151	$0
	05/2020		$1,605	NOK	14,790	0	(182)
	06/2020	KRW	120,711		$102	2	0

BPS	04/2020		$327	EUR	298	2	0
	06/2020		3	PLN	13	0	0

CBK	04/2020	CAD	2,876		$2,158	115	0
	04/2020	EUR	11,795		12,930	0	(79)
	05/2020	PEN	3,014		894	17	0
	06/2020		$195	RUB	15,585	2	0

GLM	04/2020	RUB	1,539		$20	0	0
	04/2020		$563	RUB	36,000	0	(104)
	05/2020		20		1,539	0	0

SCX	05/2020	EUR	11,497		$12,631	0	(65)
	05/2020		$101	RUB	8,003	0	0

SOG	04/2020		50		3,899	0	(1)
	05/2020		172		13,459	0	(1)
	06/2020		441		34,329	0	(6)

UAG	04/2020	RUB	1,616		$20	0	0
	04/2020		$159	RUB	12,605	2	0
	06/2020		360		29,181	10	0

Total Forward Foreign Currency Contracts						$301	$(438)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	16,900	$311	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.320%	01/18/2021	2,300	$79	$44
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860	02/26/2021	1,100	67	65

							$146	$109

Total Purchased Options							$457	$110

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800%	06/17/2020	1,700	$ (2)	$ (30)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	3,100	(2)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	3,100	(2)	(77)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	05/20/2020	2,700	(3)	(58)

DUB	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	3,600	(2)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.600	04/15/2020	3,600	(3)	(81)

FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.625	04/15/2020	2,500	(2)	(54)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	04/15/2020	2,900	(3)	(59)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	1,800	(2)	(1)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	3,200	(2)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	1,500	(1)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	3,200	(3)	(80)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	1,500	(1)	(27)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	2,000	(2)	(35)

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500%	01/20/2021	1,000	$(1)	$(7)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	2,300	(2)	(19)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	1,700	(2)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	900	(1)	(6)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	2,600	(2)	(43)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	04/15/2020	3,000	(3)	(61)

						$ (41)	$ (639)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,000	$(36)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.210%	01/15/2021	4,100	$(38)	$(5)

GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780	02/26/2021	3,000	(63)	(63)

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.210	01/15/2021	4,900	(46)	(5)

							$(147)	$(73)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	$101.422	04/08/2020	3,000	$(4)	$(68)

Total Written Options					$(228)	$(780)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2021	0.621%	$	800	$(8)	$12	$4	$0

BPS	BHP Billiton Finance USA Ltd.	1.000	Quarterly	06/20/2021	0.194		400	(15)	19	4	0
	China Government International Bond	1.000	Quarterly	12/20/2021	0.140		1,400	(3)	24	21	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.621		600	(4)	7	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		100	(2)	(2)	0	(4)

BRC	Baidu, Inc.	1.000	Quarterly	12/20/2024	1.209		400	(2)	(2)	0	(4)
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	1.575		400	(11)	3	0	(8)
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.621		700	(6)	10	4	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.754		800	(2)	(16)	0	(18)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.950		800	12	(10)	2	0
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.944		300	4	(3)	1	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918		100	(1)	(3)	0	(4)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		100	(2)	(2)	0	(4)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	1.202		1,500	9	(15)	0	(6)

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.804		300	(4)	(4)	0	(8)
	Fiserv, Inc.	1.000	Quarterly	12/20/2024	0.795		500	(6)	11	5	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175		300	(3)	(13)	0	(16)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864		1,800	(75)	(123)	0	(198)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		500	(8)	(8)	0	(16)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		300	(4)	(8)	0	(12)

MYC	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.536		300	(5)	1	0	(4)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175		1,200	(7)	(56)	0	(63)

UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.397		1,800	105	(83)	22	0

								$(38)	$(261)	$66	$(365)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	93

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	CDX.HY-27 5-Year Index 25-35%	5.000%	Quarterly	12/20/2021	$900	$73	$(32)	$41	$0

CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	700	59	(27)	32	0

GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	2,900	273	(141)	132	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	100	14	(10)	4	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	300	35	(31)	4	0

JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	600	58	(30)	28	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	2,700	436	(323)	113	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	100	13	(12)	1	0

						$961	$(606)	$355	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	S&P 500 Total Return Index	2,419	1.978% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/11/2020	$	12,746	$0	$(78)	$0	$(78)
	Receive	S&P 500 Total Return Index	6,893	1.901% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/05/2020		45,156	0	(8,971)	0	(8,971)

BPS	Receive	S&P 500 Total Return Index	4,085	2.098% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/15/2020		21,525	0	(139)	0	(139)
	Receive	S&P 500 Total Return Index	4,085	2.098% (3-Month USD-LIBOR plus a specified spread)	Quarterly	07/23/2020		21,525	0	(139)	0	(139)
	Receive	S&P 500 Total Return Index	4,349	2.006% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/16/2020		29,039	0	(6,245)	0	(6,245)
	Receive	S&P 500 Total Return Index	7,175	1.565% (3-Month USD-LIBOR less a specified spread)	Quarterly	10/07/2020		38,462	0	(658)	0	(658)
	Receive	S&P 500 Total Return Index	1,516	1.921% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/14/2020		9,931	0	(1,973)	0	(1,973)

BRC	Receive	S&P 500 Total Return Index	7,472	1.855% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/26/2020		51,206	0	(11,943)	0	(11,943)

CBK	Receive	S&P 500 Total Return Index	3,375	0.289% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/17/2020		16,489	0	1,291	1,291	0
	Receive	S&P 500 Total Return Index	3,374	0.816% (3-Month USD-LIBOR less a specified spread)	Quarterly	09/16/2020		16,485	0	1,289	1,289	0

FAR	Receive	S&P 500 Total Return Index	1,516	1.911% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/22/2020		9,931	0	(1,973)	0	(1,973)
	Receive	S&P 500 Total Return Index	7,218	1.941% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/22/2020		47,285	0	(9,397)	0	(9,397)

HUS	Receive	S&P 500 Total Return Index	1,611	1.886% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/20/2020		11,094	0	(2,629)	0	(2,629)
	Receive	S&P 500 Total Return Index	1,416	1.901% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/07/2020		9,276	0	(1,843)	0	(1,843)

									$0	$(43,408)	$2,580	$(45,988)

Total Swap Agreements									$923	$(44,275)	$3,001	$(46,353)

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$153	$1	$45	$199	$(182)	$(30)	$(9,049)	$(9,261)	$(9,062)	$11,785	$2,723
BPS	2	0	28	30	0	(140)	(9,158)	(9,298)	(9,268)	18,670	9,402
BRC	0	0	7	7	0	0	(11,973)	(11,973)	(11,966)	11,523	(443)
CBK	134	0	2,612	2,746	(79)	0	(14)	(93)	2,653	(3,222)	(569)
DUB	0	0	0	0	0	(81)	0	(81)	(81)	(30)	(111)
FAR	0	0	0	0	0	0	(11,370)	(11,370)	(11,370)	10,814	(556)
FBF	0	0	0	0	0	(113)	0	(113)	(113)	107	(6)
GLM	0	109	0	109	(104)	(63)	0	(167)	(58)	0	(58)
GST	0	0	145	145	0	(219)	(222)	(441)	(296)	329	33
HUS	0	0	0	0	0	0	(4,500)	(4,500)	(4,500)	4,499	(1)
JPM	0	0	142	142	0	(68)	0	(68)	74	0	74
MYC	0	0	0	0	0	(66)	(67)	(133)	(133)	(66)	(199)
SCX	0	0	0	0	(65)	0	0	(65)	(65)	0	(65)
SOG	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
UAG	12	0	22	34	0	0	0	0	34	0	34

Total Over the Counter	$301	$110	$3,001	$3,412	$(438)	$(780)	$(46,353)	$(47,571)

(p)

Securities with an aggregate market value of $57,891 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	95

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$473	$473
Swap Agreements	0	52	0	0	1,108	1,160

	$0	$52	$0	$0	$1,581	$1,633

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$301	$0	$301
Purchased Options	0	0	0	1	109	110
Swap Agreements	0	421	2,580	0	0	3,001

	$0	$421	$2,580	$302	$109	$3,412

	$0	$473	$2,580	$302	$1,690	$5,045

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$5,520	$0	$277	$5,797
Swap Agreements	0	437	0	0	72	509

	$0	$437	$5,520	$0	$349	$6,306

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$438	$0	$438
Written Options	0	639	0	0	141	780
Swap Agreements	0	365	45,988	0	0	46,353

	$0	$1,004	$45,988	$438	$141	$47,571

	$0	$1,441	$51,508	$438	$490	$53,877

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$58	$58
Futures	0	0	(65,408)	0	10,418	(54,990)
Swap Agreements	0	(8,873)	0	0	(2,901)	(11,774)

	$0	$(8,873)	$(65,408)	$0	$7,575	$(66,706)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(156)	$0	$(156)
Purchased Options	0	0	0	0	1,078	1,078
Written Options	0	175	0	29	(431)	(227)
Swap Agreements	0	898	20,344	0	(20)	21,222

	$0	$1,073	$20,344	$(127)	$627	$21,917

	$0	$(7,800)	$(45,064)	$(127)	$8,202	$(44,789)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(3,488)	$0	$(144)	$(3,632)
Swap Agreements	0	(1,545)	0	0	(5,563)	(7,108)

	$0	$(1,545)	$(3,488)	$0	$(5,707)	$(10,740)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(214)	$0	$(214)
Purchased Options	0	0	0	(33)	205	172
Written Options	0	(636)	0	0	(48)	(684)
Swap Agreements	0	(1,347)	(54,342)	0	0	(55,689)

	$0	$(1,983)	$(54,342)	$(247)	$157	$(56,415)

	$0	$(3,528)	$(57,830)	$(247)	$(5,550)	$(67,155)

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,329	$1,504	$5,833
Corporate Bonds & Notes
Banking & Finance	0	103,266	0	103,266
Industrials	0	137,099	1,073	138,172
Utilities	299	48,375	0	48,674
Municipal Bonds & Notes
California	0	5,146	0	5,146
Georgia	0	3,206	0	3,206
New York	0	512	0	512
Ohio	0	2,480	0	2,480
West Virginia	0	92	0	92
U.S. Government Agencies	0	145,386	0	145,386
U.S. Treasury Obligations	0	366,403	0	366,403
Non-Agency Mortgage-Backed Securities	0	15,511	0	15,511
Asset-Backed Securities	0	15,897	0	15,897
Sovereign Issues	900	7,228	0	8,128
Preferred Securities
Banking & Finance	0	7,533	0	7,533
Utilities	0	2,087	0	2,087
Short-Term Instruments
Repurchase Agreements	0	3,174	0	3,174
Argentina Treasury Bills	0	78	0	78
U.S. Treasury Bills	0	15,794	0	15,794

	$1,199	$883,596	$2,577	$887,372

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$32,766	$0	$0	$32,766

Total Investments	$33,965	$883,596	$2,577	$920,138

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,942)	$0	$(6,942)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	472	1,160	0	1,632
Over the counter	0	3,390	22	3,412

	$472	$4,550	$22	$5,044

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,769)	(509)	0	(6,278)
Over the counter	0	(47,571)	0	(47,571)

	$(5,769)	$(48,080)	$0	$(53,849)

Total Financial Derivative Instruments	$(5,297)	$(43,530)	$22	$(48,805)

Totals	$28,668	$833,124	$2,599	$864,391

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	97

Schedule of Investments PIMCO StocksPLUS® Short Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 185.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,000	$	974

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,637		1,582

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~		3,200		3,152

Total Loan Participations and Assignments (Cost $5,830)				5,708

CORPORATE BONDS & NOTES 17.5%

BANKING & FINANCE 13.4%

Ally Financial, Inc.
7.500% due 09/15/2020		2,200		2,236

Banco del Estado de Chile
4.125% due 10/07/2020		12,200		12,252

Barclays Bank PLC
10.179% due 06/12/2021		15,500		16,478

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		4,200		3,701
7.125% due 06/15/2025 •(f)(g)	GBP	500		532
8.000% due 12/15/2020 •(f)(g)	EUR	500		527

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~		$4,300		4,010
3.200% due 10/21/2026		900		934

Cooperatieve Rabobank UA
2.500% due 01/19/2021		2,100		2,102

Credit Suisse Group AG
7.250% due 09/12/2025 •(f)(g)		1,500		1,362

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250		253

Deutsche Bank AG
2.868% (US0003M + 1.230%) due 02/27/2023 ~		5,900		4,836
4.250% due 10/14/2021		8,000		7,616

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,500		1,463

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400		1,500

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$2,900		2,755
3.087% due 01/09/2023		300		271
3.550% due 10/07/2022		1,400		1,312
4.424% (US0003M + 2.550%) due 01/07/2021 ~		700		665

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~		3,200		3,137

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		1,600		1,567
2.692% (US0003M + 1.000%) due 05/18/2024 ~		800		747
3.400% (US0003M + 1.500%) due 01/05/2022 ~		2,000		1,918
4.292% due 09/12/2026 •		1,100		1,152

ING Groep NV
5.750% due 11/16/2026 •(f)(g)		700		607

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		4,000		3,903
2.696% (US0003M + 0.890%) due 07/23/2024 ~		3,600		3,250
3.031% (US0003M + 1.230%) due 10/24/2023 ~		100		97
3.125% due 01/23/2025		900		939

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.797% due 07/23/2024 •		$1,400	$	1,467
3.900% due 07/15/2025		700		750

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		1,100		1,085
7.500% due 09/27/2025 •(f)(g)		3,800		3,418

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		2,100		2,100

Nationwide Building Society
4.363% due 08/01/2024 •		1,800		1,811

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022		700		668
2.650% due 07/13/2022		1,700		1,644
3.650% due 09/21/2021		600		588

Royal Bank of Scotland Group PLC
1.750% due 03/02/2026 •	EUR	500		521
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$2,300		2,085
4.519% due 06/25/2024 •		1,400		1,412
4.892% due 05/18/2029 •		300		318
7.500% due 08/10/2020 •(f)(g)		800		738
8.000% due 08/10/2025 •(f)(g)		600		564
8.625% due 08/15/2021 •(f)(g)		800		784

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		900		950
4.796% due 11/15/2024 •		2,500		2,624

Santander UK PLC
2.875% due 06/18/2024		2,100		2,101

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		2,800		2,721

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (c)		11,898		3,869

UBS AG
4.750% due 02/12/2026 •(g)	EUR	200		218
5.125% due 05/15/2024 (g)		$2,300		2,323
7.625% due 08/17/2022 (g)		600		618

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		3,900		3,631

Wells Fargo & Co.
3.000% due 04/22/2026		1,300		1,341

				122,471

INDUSTRIALS 2.3%

Allergan Finance LLC
3.250% due 10/01/2022		900		903

Allergan Sales LLC
5.000% due 12/15/2021		1,100		1,140

BAT Capital Corp.
3.222% due 08/15/2024		100		101

BAT International Finance PLC
3.950% due 06/15/2025		900		885

Charter Communications Operating LLC
4.464% due 07/23/2022		800		827
4.908% due 07/23/2025		1,600		1,727

Comcast Corp.
3.950% due 10/15/2025		1,162		1,282

CSN Resources S.A.
7.625% due 02/13/2023		250		175

CVS Pass-Through Trust
6.943% due 01/10/2030		802		1,000

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~		1,850		1,715

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		1,300		1,286

General Motors Co.
2.542% (US0003M + 0.800%) due 08/07/2020 ~		2,350		2,310

Imperial Brands Finance PLC
3.125% due 07/26/2024		400		392
3.500% due 07/26/2026		200		185

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$100	$	100
5.200% due 07/15/2045		200		194

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		700		689

Reynolds American, Inc.
4.000% due 06/12/2022		100		101

Sasol Financing USA LLC
5.875% due 03/27/2024		600		252

Spectra Energy Partners LP
2.014% (US0003M + 0.700%) due 06/05/2020 ~		900		890

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	9,210		105

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		$3,800		3,803
3.375% due 11/30/2021		600		602

				20,664

UTILITIES 1.8%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		4,200		3,903
2.330% (US0003M + 0.750%) due 06/01/2021 ~		6,700		6,507
2.781% (US0003M + 0.950%) due 07/15/2021 ~		4,400		4,325

Petrobras Global Finance BV
5.093% due 01/15/2030		1,346		1,233

				15,968

Total Corporate Bonds & Notes (Cost $163,773)				159,103

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.5%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		700		1,121

La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036		2,730		2,811

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040		500		797

Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035		100		102

				4,831

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		400		538

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		153		174

				712

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		40		40

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043		100		145

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
WASHINGTON 0.5%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	$3,600	$	4,418

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	240		233

Total Municipal Bonds & Notes (Cost $8,968)			10,379

U.S. GOVERNMENT AGENCIES 56.6%

Fannie Mae
1.297% due 07/25/2037 •	77		76
1.327% due 07/25/2037 •	132		131
1.347% due 09/25/2035 •	310		307
1.357% due 09/25/2035 •	567		562
1.547% due 01/25/2051 •	137		136
1.667% due 06/25/2037 •	1,025		1,026
1.977% due 09/25/2042 •	37		37
2.870% due 09/01/2027	1,700		1,880
3.375% due 09/01/2035 •	18		18
3.544% due 10/01/2034 •	1		1
3.739% due 12/01/2033 •	2		2
3.802% due 11/01/2035 •	3		3
3.819% due 12/01/2033 •	10		10
3.890% due 07/01/2021	2,326		2,376
4.000% due 04/25/2041	20,694		23,142
4.105% due 07/01/2035 •	4		4
4.596% due 06/01/2035 •	14		14
4.699% due 06/01/2034 •	37		37
4.921% due 06/01/2035 •	10		10

Fannie Mae, TBA
3.000% due 06/01/2040	19,926		20,823

Freddie Mac
1.085% due 03/15/2037 •	983		973
1.405% due 08/15/2037 •	1,395		1,400
1.415% due 10/15/2037 •	242		242
1.425% due 05/15/2037 - 09/15/2037 •	1,582		1,594
4.000% due 01/01/2048 - 03/01/2049	760		815
4.436% due 11/01/2034 •	14		14
4.534% due 06/01/2035 •	21		22
5.000% due 05/01/2023 - 01/01/2039	2,143		2,378
5.500% due 08/15/2030 - 03/01/2039	409		464
6.000% due 08/01/2027 - 04/01/2038	156		174

Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	7,699		8,573
6.000% due 07/15/2037 - 08/15/2037	51		56

Ginnie Mae, TBA
5.000% due 04/01/2050	6,000		6,381

Small Business Administration
4.430% due 05/01/2029	243		258
5.520% due 06/01/2024	1		1

Uniform Mortgage-Backed Security
3.500% due 01/01/2048 - 07/01/2048	49,978		52,939
4.000% due 01/01/2025 - 06/01/2049	24,305		26,194
4.500% due 04/01/2020 - 02/01/2044	21,731		23,886
5.000% due 11/01/2025 - 01/01/2029	90		97
5.500% due 11/01/2021 - 09/01/2041	11,966		13,497
6.000% due 03/01/2021 - 05/01/2041	8,284		9,542

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	58,300		60,265
3.000% due 04/01/2050 - 05/01/2050	175,674		184,024
3.500% due 05/01/2050	49,200		52,040

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.000% due 04/01/2050 - 05/01/2050	$2,600	$	2,775
5.000% due 05/01/2050	15,000		16,172

Total U.S. Government Agencies (Cost $497,904)			515,371

U.S. TREASURY OBLIGATIONS 70.6%

U.S. Treasury Bonds
2.750% due 08/15/2047 (j)	2,300		3,041
3.000% due 08/15/2048	700		974
3.000% due 02/15/2049 (j)	20,900		29,151
4.375% due 05/15/2040 (j)	12,800		20,356
4.625% due 02/15/2040	9,200		15,030

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022	22,909		22,586
0.375% due 07/15/2023	30,370		30,556
0.625% due 07/15/2021	8,126		8,049
0.625% due 02/15/2043 (j)	785		862
1.000% due 02/15/2046	4,681		5,692
1.000% due 02/15/2048	32,635		40,236
1.000% due 02/15/2049 (j)	9,266		11,537
1.375% due 02/15/2044	4,538		5,826

U.S. Treasury Notes
1.625% due 02/15/2026 (n)	3,200		3,410
1.750% due 12/31/2024 (j)(n)	9,200		9,798
1.875% due 08/31/2022 (j)(l)	63,800		66,300
2.000% due 07/31/2022 (j)(l)(n)	88,700		92,359
2.375% due 05/15/2029 (j)	5,200		5,985
2.625% due 12/31/2025 (j)(n)	11,800		13,244
2.625% due 02/15/2029 (j)	163,600		191,335
3.000% due 09/30/2025 (j)(n)	29,500		33,572
3.000% due 10/31/2025 (j)(n)	29,500		33,636

Total U.S. Treasury Obligations (Cost $576,141)			643,535

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.9%

Adjustable Rate Mortgage Trust
1.147% due 08/25/2036 •	1,427		1,411

American Home Mortgage Investment Trust
3.533% due 02/25/2045 •	3		3

Banc of America Funding Trust
4.164% due 06/25/2034 ~	6		6
4.411% due 05/25/2035 ~	4		4

Banc of America Mortgage Trust
4.441% due 07/25/2035 ^~	500		439
5.213% due 05/25/2033 ~	11		10

Bear Stearns Adjustable Rate Mortgage Trust
3.948% due 11/25/2034 ~	43		38
4.364% due 11/25/2034 ~	9		7
4.947% due 12/25/2035 ~	13		12

Bear Stearns ALT-A Trust
1.387% due 04/25/2035 •	410		407
3.762% due 10/25/2035 ^~	1,903		1,635
3.958% due 09/25/2035 ^~	798		594

Chase Mortgage Finance Trust
3.700% due 12/25/2035 ^~	497		401
4.030% due 09/25/2036 ^~	368		292
6.000% due 12/25/2036	255		168

Citigroup Mortgage Loan Trust
4.380% due 10/25/2035 •	4		4
4.810% due 05/25/2035 •	8		7

Countrywide Alternative Loan Trust
1.117% due 11/25/2036 •	1,268		1,239
1.137% due 09/25/2046 ^•	1,981		1,671
1.227% due 02/25/2037 •	202		161
5.500% due 07/25/2035 ^	7		6
6.000% due 05/25/2037 ^	2,370		1,123

Countrywide Home Loan Mortgage Pass-Through Trust
3.711% due 02/20/2036 ^•	7		6
3.744% due 02/20/2035 ~	22		20
3.826% due 11/25/2034 ~	425		385

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.277% due 02/25/2036 •	4,490		3,948

Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028	6,356		6,326

GSR Mortgage Loan Trust
4.098% due 09/25/2035 ~	12		12

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.124% due 11/25/2035 ~		$14	$	12
4.185% due 11/25/2035 ^~		834		729
6.000% due 02/25/2036 ^		7,029		4,482
6.000% due 07/25/2037 ^		1,897		1,540

HarborView Mortgage Loan Trust
0.920% due 12/19/2036 ^•		282		231
0.990% due 12/19/2036 ^•		3,844		3,139
1.190% due 05/19/2035 •		12		11
2.138% due 06/19/2035 •		1,967		1,831
3.458% due 06/19/2036 ^~		1,472		862

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	7,117		8,698

IndyMac Mortgage Loan Trust
1.127% due 02/25/2037 ^•		$2,114		1,757
4.039% due 06/25/2036 ~		3,581		2,870

JPMorgan Alternative Loan Trust
3.935% due 05/25/2036 ^~		1,963		1,333

JPMorgan Mortgage Trust
3.845% due 10/25/2036 ~		183		147
4.067% due 07/25/2035 ~		163		159
4.119% due 10/25/2036 ^~		1,089		884
4.370% due 02/25/2035 ~		3		3
5.750% due 01/25/2036 ^		43		29

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		1,689		1,633

MASTR Adjustable Rate Mortgages Trust
3.135% due 07/25/2035 ^~		310		265

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.145% due 12/15/2030 •		52		49
1.185% due 06/15/2030 •		1		1

Merrill Lynch Alternative Note Asset Trust
1.247% due 03/25/2037 •		1,904		694

Merrill Lynch Mortgage Investors Trust
1.157% due 02/25/2036 •		31		29
1.197% due 11/25/2035 •		21		17
3.736% due 05/25/2033 ~		31		29
4.266% due 09/25/2035 ^~		946		792

Mortgage Equity Conversion Asset Trust
0.670% due 05/25/2042 •		3,182		2,921

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		70		47

Prime Mortgage Trust
6.000% due 06/25/2036 ^		905		814

Residential Accredit Loans, Inc. Trust
1.097% due 02/25/2037 •		1,799		1,436
1.117% due 01/25/2037 •		3,496		2,820
1.127% due 07/25/2036 •		5,446		2,971
1.132% due 08/25/2036 •		3,558		2,885
1.137% due 07/25/2036 •		3,370		2,690
1.137% due 09/25/2036 ^•		5,975		4,807

Structured Adjustable Rate Mortgage Loan Trust
1.247% due 10/25/2035 •		34		33
3.366% due 01/25/2035 ^•		30		24
3.872% due 02/25/2034 ~		21		19

Structured Asset Mortgage Investments Trust
1.227% due 02/25/2036 ^•		19		16

Thornburg Mortgage Securities Trust
2.187% due 06/25/2047 ^•		1,604		1,248

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	3,686		4,447

WaMu Mortgage Pass-Through Certificates Trust
2.484% due 10/25/2046 •		$152		123
3.166% due 11/25/2042 •		5		4
3.655% due 02/25/2037 ^~		578		470

Wells Fargo Mortgage-Backed Securities Trust
4.349% due 12/25/2036 ^~		908		849

Total Non-Agency Mortgage-Backed Securities (Cost $84,588)				81,185

ASSET-BACKED SECURITIES 18.6%

Accredited Mortgage Loan Trust
1.417% due 09/25/2035 •		3,225		3,175

ACE Securities Corp. Home Equity Loan Trust
1.007% due 10/25/2036 •		13		6

Allegro CLO Ltd.
2.990% due 01/30/2026 •		77		76

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	99

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Asset-Backed Securities Corp. Home Equity Loan Trust
1.907% due 07/25/2035 •	$2,000	$	1,942

Bear Stearns Asset-Backed Securities Trust
1.107% due 08/25/2036 •	2,330		2,686
1.187% due 06/25/2047 •	7,000		6,830

Citigroup Mortgage Loan Trust
1.107% due 12/25/2036 •	1,486		904
1.127% due 01/25/2037 •	9,599		7,204
1.147% due 05/25/2037 •	5,827		4,219

Citigroup Mortgage Loan Trust, Inc.
1.847% due 09/25/2035 ^•	3,600		2,940

Countrywide Asset-Backed Certificates
1.087% due 04/25/2047 •	2,034		1,861
1.097% due 05/25/2037 •	1,702		1,669
1.127% due 06/25/2047 •	816		798
1.217% due 03/25/2036 •	2,484		2,008

Fieldstone Mortgage Investment Trust
1.137% due 05/25/2036 •	2,996		2,146

First Franklin Mortgage Loan Trust
1.087% due 09/25/2036 •	2,030		1,976
1.107% due 04/25/2036 •	224		199
1.682% due 09/25/2035 •	105		105

Fremont Home Loan Trust
1.107% due 08/25/2036 •	21,162		7,779
1.997% due 11/25/2034 •	10,836		10,066

GSAMP Trust
0.997% due 12/25/2046 •	3,515		1,870
1.097% due 12/25/2046 •	12,018		6,519
1.177% due 01/25/2037 •	5,716		3,940

Halcyon Loan Advisors Funding Ltd.
2.902% due 10/22/2025 •	367		367

HSI Asset Securitization Corp. Trust
1.107% due 05/25/2037 •	1,824		1,767

Long Beach Mortgage Loan Trust
1.097% due 05/25/2036 •	1,338		817
1.167% due 02/25/2036 •	7,063		6,542
1.217% due 05/25/2046 •	7,404		2,821
1.507% due 10/25/2034 •	9		7

Massachusetts Educational Financing Authority
2.744% due 04/25/2038 •	377		374

MASTR Asset-Backed Securities Trust
0.997% due 01/25/2037 •	26,668		8,930
1.157% due 05/25/2037 •	6,834		6,188
1.527% due 12/25/2035 •	1,963		1,890

Merrill Lynch Mortgage Investors Trust
1.197% due 07/25/2037 •	4,108		1,353

Morgan Stanley ABS Capital, Inc. Trust
1.037% due 01/25/2037 •	3,433		1,562
1.077% due 02/25/2037 •	8,900		5,010
1.082% due 11/25/2036 •	11,348		7,231
1.107% due 09/25/2036 •	13,926		6,802
1.157% due 01/25/2037 •	4,948		2,291
1.197% due 04/25/2036 •	5,819		4,096
2.847% due 02/25/2047 •	3,079		2,534

Morgan Stanley Home Equity Loan Trust
1.047% due 12/25/2036 •	5,169		2,621

Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •	604		602

Option One Mortgage Loan Trust
1.087% due 01/25/2037 •	3,218		2,064

Popular ABS Mortgage Pass-Through Trust
1.277% due 07/25/2036 •	8,800		7,470

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		$7,198	$	3,439

Residential Asset Securities Corp. Trust
1.097% due 08/25/2036 •		1,876		1,804

Securitized Asset-Backed Receivables LLC Trust
1.027% due 08/25/2036 •		2,389		900
1.187% due 07/25/2036 •		2,302		1,175
1.907% due 01/25/2036 ^•		5,342		4,196

SG Mortgage Securities Trust
1.087% due 10/25/2036 •		3,571		3,007

Soundview Home Loan Trust
1.847% due 10/25/2037 •		8,138		6,172

Structured Asset Investment Loan Trust
1.257% due 01/25/2036 •		2,146		1,876

Structured Asset Securities Corp. Mortgage Loan Trust
1.082% due 07/25/2036 •		1,666		1,565
1.117% due 12/25/2036 •		835		776
1.267% due 05/25/2037 •		570		567

Wells Fargo Home Equity Asset-Backed Securities Trust
1.832% due 11/25/2035 •		155		155

Total Asset-Backed Securities (Cost $174,982)				169,889

SOVEREIGN ISSUES 7.7%

Argentina Government International Bond
3.750% due 12/31/2038 þ		7,850		2,381
5.875% due 01/11/2028		3,800		1,039
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	6,969		53
38.039% (ARLLMONP) due 06/21/2020 ~		137,633		998

Brazil Government International Bond
4.750% due 01/14/2050		$3,908		3,609

Export-Import Bank of Korea
4.000% due 01/29/2021		17,700		18,085

Israel Government International Bond
4.125% due 01/17/2048		800		861

Japan Government International Bond
0.100% due 03/10/2028	JPY	3,810,986		35,425
0.100% due 03/10/2029		463,018		4,295

Saudi Government International Bond
4.000% due 04/17/2025		$2,000		2,084
5.000% due 04/17/2049		1,000		1,085

Total Sovereign Issues (Cost $81,282)				69,915

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(a)		24,000		0

Total Convertible Preferred Securities (Cost $0)				0

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Farm Credit Bank of Texas
10.000% due 06/15/2020 (f)(h)		1,100		1,110

		SHARES		MARKET VALUE (000S)

JPMorgan Chase & Co.
5.240% (US0003M + 3.470%) due 04/30/2020 ~(f)		1,227,000	$	1,110

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)		720,000		723

Total Preferred Securities (Cost $3,190)				2,943

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.5%

CERTIFICATES OF DEPOSIT 0.5%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~		$4,600		4,596

REPURCHASE AGREEMENTS (i) 2.6%
				23,778

ARGENTINA TREASURY BILLS 0.1%
32.393% due 08/28/2020 ~	ARS	5,294		49
35.641% due 06/22/2020 ~		21,160		243
36.751% due 04/03/2020 ~		13,100		147
53.823% due 05/13/2020 (c)(d)		1,360		10

				449

U.S. TREASURY BILLS 0.3%
0.069% due 04/07/2020 - 05/26/2020 (b)(c)(n)		$2,560		2,560

Total Short-Term Instruments (Cost $31,201)				31,383

Total Investments in Securities (Cost $1,627,859)				1,689,411

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III		22,660		223

Total Short-Term Instruments (Cost $222)				223

Total Investments in Affiliates (Cost $222)				223

Total Investments 185.4% (Cost $1,628,081)			$	1,689,634

Financial Derivative Instruments (k)(m) 15.9% (Cost or Premiums, net $7,943)				144,452

Other Assets and Liabilities, net (101.3)%				(922,876)

Net Assets 100.0%			$	911,210

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	06/15/2020	09/30/2010	$1,133	$1,110	0.12%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	03/31/2020	04/01/2020	$	13,610	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(13,886)	$13,610	$13,610
MEI	0.580	03/27/2020	04/07/2020	CAD	14,310	Canada Government International Bond 2.750% due 12/01/2048	(10,169)	10,168	10,169

Total Repurchase Agreements							$(24,055)	$23,778	$23,779

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.100%	03/31/2020	04/01/2020	$(30,366)	$(30,366)
	0.250	03/31/2020	04/01/2020	(23,187)	(23,187)
	0.960	03/27/2020	04/15/2020	(89,741)	(89,752)
IND	0.450	03/30/2020	05/26/2020	(10,594)	(10,595)
JPS	0.150	03/31/2020	04/01/2020	(12,812)	(12,812)

Total Reverse Repurchase Agreements					$(166,712)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	1.700%	02/07/2020	04/07/2020	$(20,796)	$(20,850)
	1.700	03/24/2020	04/07/2020	(128,207)	(128,255)
	1.710	02/13/2020	04/13/2020	(132,967)	(133,272)

Total Sale-Buyback Transactions					$(282,377)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	4.500%	05/01/2050	$	400	$(431)	$(430)

Sovereign Issues (1.1)%
Canada Government International Bond	2.750	12/01/2048	CAD	10,600	(10,750)	(10,174)

Total Short Sales (1.2)%					$(11,181)	$(10,604)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	101

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(143,305)	$0	$0	$(143,305)	$142,119	$(1,186)
FICC	13,610	0	0	0	13,610	(13,886)	(276)
IND	0	(10,595)	0	0	(10,595)	10,655	60
JPS	0	(12,812)	0	0	(12,812)	12,742	(70)
MEI	10,169	0	0	0	10,169	(10,169)	0

Master Securities Forward Transaction Agreement
TDM	0	0	0	(10,174)	(10,174)	0	(10,174)
UBS	0	0	(282,377)	0	(282,377)	281,552	(825)

Total Borrowings and Other Financing Transactions	$23,779	$(166,712)	$(282,377)	$(10,174)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(66,365)	$(89,752)	$(10,595)	$0	$(166,712)

Total	$(66,365)	$(89,752)	$(10,595)	$0	$(166,712)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(282,377)	0	0	(282,377)

Total	$0	$(282,377)	$0	$0	$(282,377)

Total Borrowings	$(66,365)	$(372,129)	$(10,595)	$0	$(449,089)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(449,089)

(j)	Securities with an aggregate market value of $457,167 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(284,326) at a weighted average interest rate of 2.118%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(119) of deferred price drop.
(4)	Payable for short sales includes $(74) of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$112.000	05/22/2020	1,489	$2,978	$13	$2
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.500	05/22/2020	59	118	1	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	116.000	05/22/2020	82	164	1	0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	130.500	05/22/2020	1,773	1,773	15	55
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	131.500	05/22/2020	513	513	5	12
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	1,789	1,789	15	84
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	210.000	05/22/2020	491	491	4	138
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	239.000	05/22/2020	164	164	1	18

Total Purchased Options					$55	$309

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	326	$0	$(4)	$0	$0
Euro-Bund 10-Year Bond June Futures	06/2020	11	2,093	(5)	63	(56)
Put Options Strike @ EUR 152.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	240	8	5	0	(8)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	119	26,403	2,815	0	(387)

				$2,811	$63	$(451)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
E-mini S&P 500 Index June Futures	06/2020	207	$(26,596)	$(37)	$0	$(37)
U.S. Treasury 2-Year Note June Futures	06/2020	1,751	(385,890)	(6,507)	55	0
U.S. Treasury 5-Year Note June Futures	06/2020	1,312	(164,472)	(6,116)	61	0
U.S. Treasury 10-Year Note June Futures	06/2020	1,155	(160,184)	(1,215)	162	0
U.S. Treasury 30-Year Bond June Futures	06/2020	1,315	(235,467)	(19,821)	2,178	0
United Kingdom Long Gilt June Futures	06/2020	51	(8,627)	(173)	32	(26)

				$(33,869)	$2,488	$(63)

Total Futures Contracts				$(31,058)	$2,551	$(514)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches								Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$ 12,200	$(258)	$266	$8	$27	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$ 6,790	$439	$(765)	$(326)	$0	$(79)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	490	(32)	3	(29)	0	(7)
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024	EUR 18,600	220	(171)	49	0	(31)

					$627	$(933)	$(306)	$0	$(117)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	129,800	$(504)	$3,668	$3,164	$0	$(171)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		11,600	156	2,451	2,607	0	(229)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023	$	191,400	3,450	13,568	17,018	46	0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		159,500	(190)	6,741	6,551	17	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		96,900	59	(5,099)	(5,040)	0	(10)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		14,600	(830)	(657)	(1,487)	0	(1)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		39,900	(693)	(4,574)	(5,267)	0	(8)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		29,000	(513)	(3,324)	(3,837)	0	(6)
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		259,900	(5,735)	(4,182)	(9,917)	12	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		171,200	6,331	(20,478)	(14,147)	55	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,000	55	(278)	(223)	2	0
Pay(6)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		21,600	0	190	190	0	(39)
Pay(6)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		22,400	0	233	233	0	(40)
Pay(6)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		22,400	0	247	247	0	(40)
Pay(6)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027		29,400	0	326	326	0	(53)
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		155,300	3,319	3,783	7,102	0	(300)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		15,800	1,428	(2,493)	(1,065)	33	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		4,000	67	(665)	(598)	11	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		16,800	640	(2,926)	(2,286)	67	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	103

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.625%	Semi-Annual	01/06/2030	$	53,400	$(156)	$(4,448)	$(4,604)	$288	$0
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		132,600	3,359	3,610	6,969	0	(751)
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		5,300	463	(2,646)	(2,183)	150	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		28,600	(67)	(10,440)	(10,507)	865	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		5,200	(22)	(1,544)	(1,566)	156	0
Pay(6)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035	EUR	27,500	0	997	997	0	(106)
Pay(6)	6-Month EUR-EURIBOR	0.680	Annual	01/22/2035		59,500	527	1,629	2,156	0	(230)
Receive(6)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045		61,500	(471)	(3,296)	(3,767)	364	0
Receive(6)	6-Month EUR-EURIBOR	0.883	Annual	01/22/2045		29,800	0	(1,851)	(1,851)	177	0
Pay(6)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050		1,020	(4)	11	7	0	(13)
Pay(6)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050		350	0	4	4	0	(4)
Pay(6)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050		900	(2)	9	7	0	(11)
Receive(6)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	26,800	0	(1,276)	(1,276)	0	(23)
Receive(6)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		59,000	(401)	(2,760)	(3,161)	0	(51)
Pay(6)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		28,900	0	1,545	1,545	72	0
Pay(6)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		63,800	490	3,260	3,750	162	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	4,230,000	(1,434)	139	(1,295)	0	(31)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	3,700	(168)	(496)	(664)	8	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,700	281	1,305	1,586	0	(81)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	22,900	30	1,074	1,104	5	0
Pay	UKRPI	3.593	Maturity	11/15/2028		4,300	79	208	287	2	0
Pay	UKRPI	3.595	Maturity	11/15/2028		14,400	249	717	966	6	0
Pay	UKRPI	3.603	Maturity	11/15/2028		4,400	88	213	301	2	0
Pay	UKRPI	3.480	Maturity	01/15/2030		7,100	8	183	191	5	0
Pay	UKRPI	3.415	Maturity	02/15/2030		3,100	0	36	36	2	0

							$9,889	$(27,286)	$(17,397)	$2,507	$(2,198)

Total Swap Agreements							$10,258	$(27,953)	$(17,695)	$2,534	$(2,315)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$309	$2,551	$2,534	$5,394	$0	$(514)	$(2,315)	$(2,829)

(l)

Securities with an aggregate market value of $22,137 and cash of $2,836 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2020	EUR	682		$756	$2	$0
	05/2020		$4,422	EUR	4,015	48	(35)
	06/2020		663	CNY	4,649	0	(7)

BPS	04/2020	BRL	27,599	EUR	4,838	25	0
	04/2020	CAD	6,995		$4,909	0	(61)
	04/2020	EUR	5,722	BRL	27,599	0	(999)
	04/2020	GBP	1,280		$1,616	33	(7)
	04/2020		$44,195	CAD	60,536	325	(1,504)
	04/2020		2,063	GBP	1,770	135	0
	04/2020		27,775	TWD	835,799	50	(93)
	05/2020	EUR	1,306		$1,482	39	0
	05/2020		$6,038	COP	25,218,247	145	0
	06/2020	IDR	14,802,005		$1,036	140	0
	06/2020	INR	586,470		8,089	463	0
	06/2020	TWD	966,870		32,468	158	(25)
	06/2020		$7,454	INR	540,051	0	(431)
	06/2020		8	MXN	153	0	(1)

BRC	04/2020	JPY	997,166		$9,072	0	(202)
	06/2020		$6,083	MXN	119,655	0	(1,096)

CBK	04/2020	AUD	83		$54	3	0
	04/2020	BRL	7,967		1,779	246	0
	04/2020	COP	24,994,652		7,316	1,171	0
	04/2020	GBP	1,921		2,393	51	(44)
	04/2020	JPY	4,238,200		39,310	0	(105)
	04/2020		$1,533	BRL	7,967	1	0
	04/2020		1,312	CAD	1,792	0	(39)
	04/2020		1,098	GBP	905	26	0
	04/2020		6,718	JPY	721,800	0	(5)
	04/2020		3,560	MXN	80,936	0	(153)
	06/2020		123	RUB	9,812	1	0

DUB	04/2020	BRL	140		$27	0	0
	04/2020		$27	BRL	140	0	0
	05/2020	BRL	140		$27	1	0

GLM	04/2020		27,599	EUR	5,186	408	0
	04/2020		58,418		$13,050	1,807	0
	04/2020	EUR	4,838	BRL	27,599	0	(25)
	04/2020	RUB	18,275		$232	0	0
	04/2020		$11,237	BRL	58,418	6	0
	04/2020		6,905	RUB	427,437	0	(1,458)
	04/2020		2,766	ZAR	46,326	0	(178)
	05/2020	EUR	5,173	BRL	27,599	0	(412)
	05/2020		$12,693	EUR	11,571	90	0
	05/2020		231	RUB	18,275	1	0
	06/2020	MXN	55,336		$2,901	594	0
	06/2020	SGD	59		41	0	0
	06/2020		$1,224	INR	88,721	0	(70)

HUS	04/2020	GBP	517		$609	0	(33)
	04/2020	MXN	21,227		931	38	0
	05/2020	EUR	3,458		3,837	42	(25)
	05/2020	GBP	10,190		12,615	0	(51)
	05/2020		$1,740	EUR	1,570	4	(9)
	06/2020	CNH	92,303		$13,180	177	0
	06/2020	HKD	3,946		508	0	(1)
	06/2020		$25,670	CNH	179,785	0	(344)
	06/2020		5,805	INR	420,778	0	(333)
	06/2020		3,648	TWD	107,591	0	(50)
	01/2021	BRL	3,570		$550	0	(127)

JPM	04/2020		$2,937	CAD	4,156	16	0
	04/2020		4,037	ZAR	65,420	0	(382)
	06/2020	CNH	96,422		$13,565	0	(18)
	06/2020		$2,942	CNH	20,558	0	(46)

MYI	04/2020	BRL	3,215		$619	0	0
	04/2020		$711	BRL	3,216	0	(92)
	04/2020		41,804	JPY	4,513,566	173	0
	04/2020		6,996	ZAR	117,179	0	(448)
	05/2020	EUR	19,821		$21,757	0	(139)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	105

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2020	JPY	4,513,566		$41,893	$0	$(152)
	06/2020		$6,985	IDR	96,990,604	0	(1,112)

RBC	06/2020		1,218	TWD	36,130	0	(10)

SCX	04/2020	CAD	18,595		$13,929	715	0
	05/2020	EUR	7,195		7,903	0	(46)
	05/2020		$64	RUB	5,038	0	0

SOG	04/2020		32		2,455	0	0
	05/2020		108		8,474	0	(1)
	06/2020	CNH	16,619		$2,386	45	0
	06/2020		$277	RUB	21,613	0	(4)

SSB	04/2020	CAD	36,354		$26,171	648	(310)
	04/2020		$14,369	BRL	63,030	0	(2,239)

UAG	04/2020	RUB	19,181		$241	0	(3)
	04/2020		$328	RUB	26,100	5	0
	06/2020		226		18,372	6	0

Total Forward Foreign Currency Contracts						$7,838	$(12,925)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	460,900	$1,135	$1,225

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	237,300	872	4,595
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	520,500	2,047	9,889
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	172,800	1,382	13,005
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	172,300	1,011	10,870

Total Purchased Options							$6,447	$39,584

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	1,100	$(1)	$(7)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	29,800	$(354)	$(677)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	61,400	(782)	(1,291)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	3,210	(99)	(162)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	1,570	(48)	(78)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	91,200	(1,382)	(14,057)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	91,000	(1,011)	(12,059)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	75,900	(849)	(5,793)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	166,600	(2,047)	(13,274)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	3,150	(103)	(157)

							$(6,675)	$(47,548)

Total Written Options							$(6,676)	$(47,555)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	12/20/2024	1.923%	EUR 200	$(1)	$10	$9	$0

JPM	HSBC Holdings PLC	(1.000)	Quarterly	12/20/2024	1.923	700	(5)	38	33	0

							$(6)	$48	$42	$0

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 10,164	$(2,135)	$1,484	$0	$(651)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	S&P 500 Total Return Index	48,736	1.011% (3-Month USD-LIBOR plus a specified spread)	Maturity	01/13/2021	$	312,999	$0	$58,052	$58,052	$0

BPS	Pay	S&P 500 Total Return Index	67,800	2.038% (3-Month USD-LIBOR plus a specified spread)	Maturity	05/13/2020		389,353	0	41,327	41,327	0

CBK	Pay	S&P 500 Total Return Index	14,814	2.028% (3-Month USD-LIBOR plus a specified spread)	Maturity	05/06/2020		85,072	0	9,021	9,021	0
	Pay	S&P 500 Total Return Index	32,840	2.001% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/22/2020		219,281	0	47,154	47,154	0

									$0	$155,554	$155,554	$0

Total Swap Agreements									$(2,141)	$157,086	$155,596	$(651)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$50	$0	$58,061	$58,111	$(42)	$0	$(651)	$(693)	$57,418	$(53,345)	$4,073
BPS	1,513	0	41,327	42,840	(3,121)	0	0	(3,121)	39,719	(33,530)	6,189
BRC	0	1,225	0	1,225	(1,298)	(1,968)	0	(3,266)	(2,041)	2,320	279
CBK	1,499	0	56,175	57,674	(346)	0	0	(346)	57,328	(74,812)	(17,484)
DUB	1	0	0	1	0	0	0	0	1	(10)	(9)
GLM	2,906	0	0	2,906	(2,143)	(162)	0	(2,305)	601	(400)	201
GST	0	0	0	0	0	(7)	0	(7)	(7)	15	8
HUS	261	0	0	261	(973)	0	0	(973)	(712)	768	56
JPM	16	0	33	49	(446)	(78)	0	(524)	(475)	311	(164)
MYC	0	38,359	0	38,359	0	(45,340)	0	(45,340)	(6,981)	8,417	1,436
MYI	173	0	0	173	(1,943)	0	0	(1,943)	(1,770)	1,853	83
RBC	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
SCX	715	0	0	715	(46)	0	0	(46)	669	(730)	(61)
SOG	45	0	0	45	(5)	0	0	(5)	40	0	40
SSB	648	0	0	648	(2,549)	0	0	(2,549)	(1,901)	1,912	11
UAG	11	0	0	11	(3)	0	0	(3)	8	0	8

Total Over the Counter	$7,838	$39,584	$155,596	$203,018	$(12,925)	$(47,555)	$(651)	$(61,131)

(n)

Securities with an aggregate market value of $16,569 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	107

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$309	$309
Futures	0	0	0	0	2,551	2,551
Swap Agreements	0	27	0	0	2,507	2,534

	$0	$27	$0	$0	$5,367	$5,394

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,838	$0	$7,838
Purchased Options	0	0	0	0	39,584	39,584
Swap Agreements	0	42	155,554	0	0	155,596

	$0	$42	$155,554	$7,838	$39,584	$203,018

	$0	$69	$155,554	$7,838	$44,951	$208,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$37	$0	$477	$514
Swap Agreements	0	117	0	0	2,198	2,315

	$0	$117	$37	$0	$2,675	$2,829

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,925	$0	$12,925
Written Options	0	7	0	0	47,548	47,555
Swap Agreements	0	651	0	0	0	651

	$0	$658	$0	$12,925	$47,548	$61,131

	$0	$775	$37	$12,925	$50,223	$63,960

108	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(474)	$(474)
Written Options	0	0	0	0	1,565	1,565
Futures	0	0	(30,600)	0	(20,521)	(51,121)
Swap Agreements	0	938	0	0	(41,440)	(40,502)

	$0	$938	$(30,600)	$0	$(60,870)	$(90,532)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,552	$0	$1,552
Purchased Options	0	0	0	(691)	(2,962)	(3,653)
Written Options	0	54	0	1,506	(3,071)	(1,511)
Swap Agreements	0	(211)	(219,050)	0	48	(219,213)

	$0	$(157)	$(219,050)	$2,367	$(5,985)	$(222,825)

	$0	$781	$(249,650)	$2,367	$(66,855)	$(313,357)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$322	$322
Futures	0	0	184	0	(30,976)	(30,792)
Swap Agreements	0	(763)	0	0	(7,031)	(7,794)

	$0	$(763)	$184	$0	$(37,685)	$(38,264)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,783)	$0	$(5,783)
Purchased Options	0	0	0	64	34,419	34,483
Written Options	0	(6)	0	297	(35,226)	(34,935)
Swap Agreements	0	39	282,272	0	84	282,395

	$0	$33	$282,272	$(5,422)	$(723)	$276,160

	$0	$(730)	$282,456	$(5,422)	$(38,408)	$237,896

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,582	$4,126	$5,708
Corporate Bonds & Notes
Banking & Finance	0	122,471	0	122,471
Industrials	0	20,664	0	20,664
Utilities	0	15,968	0	15,968
Municipal Bonds & Notes
California	0	4,831	0	4,831
Illinois	0	712	0	712
Iowa	0	40	0	40
Tennessee	0	145	0	145
Washington	0	4,418	0	4,418
West Virginia	0	233	0	233
U.S. Government Agencies	0	515,371	0	515,371
U.S. Treasury Obligations	0	643,535	0	643,535
Non-Agency Mortgage-Backed Securities	0	81,185	0	81,185
Asset-Backed Securities	0	169,889	0	169,889
Sovereign Issues	0	69,915	0	69,915
Preferred Securities
Banking & Finance	0	2,943	0	2,943
Short-Term Instruments
Certificates of Deposit	0	4,596	0	4,596
Repurchase Agreements	0	23,778	0	23,778
Argentina Treasury Bills	0	449	0	449
U.S. Treasury Bills	0	2,560	0	2,560

	$0	$1,685,285	$4,126	$1,689,411

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$223	$0	$0	$223

Total Investments	$223	$1,685,285	$4,126	$1,689,634

Short Sales, at Value - Liabilities
Sovereign Issues	0	(10,174)	0	(10,174)
U.S. Government Agencies	0	(430)	0	(430)

	$0	$(10,604)	$0	$(10,604)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,551	2,843	0	5,394
Over the counter	0	203,018	0	203,018

	$2,551	$205,861	$0	$208,412

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(514)	(2,315)	0	(2,829)
Over the counter	0	(61,131)	0	(61,131)

	$(514)	$(63,446)	$0	$(63,960)

Total Financial Derivative Instruments	$2,037	$142,415	$0	$144,452

Totals	$2,260	$1,817,096	$4,126	$1,823,482

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	109

Schedule of Investments PIMCO StocksPLUS® Small Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,000	$973

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		867	838

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~		2,500	2,463

Total Loan Participations and Assignments (Cost $4,361)			4,274

CORPORATE BONDS & NOTES 12.9%

BANKING & FINANCE 9.7%

Ally Financial, Inc.
7.500% due 09/15/2020		2,700	2,744

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		800	631

Banco del Estado de Chile
4.125% due 10/07/2020		1,700	1,707

Bank of Ireland
7.375% due 06/18/2020 •(e)(f)	EUR	400	427

Barclays Bank PLC
7.625% due 11/21/2022 (f)		$1,800	1,842
10.179% due 06/12/2021		2,400	2,551

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		3,200	2,820
4.610% due 02/15/2023 •		4,300	4,379
7.125% due 06/15/2025 •(e)(f)	GBP	3,100	3,299
8.000% due 12/15/2020 •(e)(f)	EUR	200	211
8.000% due 06/15/2024 •(e)(f)		$1,700	1,580

CIT Group, Inc.
5.000% due 08/15/2022		200	196

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~		5,200	4,850
2.792% (US0003M + 1.100%) due 05/17/2024 ~		300	287
4.044% due 06/01/2024 •		1,500	1,587

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)	EUR	1,800	1,905

Credit Suisse Group AG
2.024% (US0003M + 1.240%) due 06/12/2024 ~		$2,000	1,768
7.500% due 07/17/2023 •(e)(f)		1,600	1,476

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	607
3.800% due 09/15/2022		700	713
3.800% due 06/09/2023		250	256

Danske Bank A/S
1.844% (US0003M + 1.060%) due 09/12/2023 ~		1,300	1,178

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,400	1,529
2.868% (US0003M + 1.230%) due 02/27/2023 ~		$4,000	3,279
2.882% (US0003M + 1.190%) due 11/16/2022 ~		1,700	1,543
3.961% due 11/26/2025 •		1,900	1,760
4.250% due 10/14/2021		3,300	3,142

Discover Bank
3.450% due 07/27/2026		1,700	1,666
4.650% due 09/13/2028		2,700	2,744

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,100	1,073

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,000	1,071

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$2,800	$2,660
3.087% due 01/09/2023		1,300	1,176
3.336% due 03/18/2021		200	192
3.550% due 10/07/2022		2,600	2,437
4.424% (US0003M + 2.550%) due 01/07/2021 ~		500	475
5.875% due 08/02/2021		600	591

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~		1,300	1,274

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		1,400	1,371
2.692% (US0003M + 1.000%) due 05/18/2024 ~		600	560
3.400% due 03/08/2021		500	503
3.400% (US0003M + 1.500%) due 01/05/2022 ~		800	767
4.292% due 09/12/2026 •		1,400	1,466
4.300% due 03/08/2026		300	321

ING Groep NV
5.750% due 11/16/2026 •(e)(f)		1,000	866

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		3,200	3,122
2.696% (US0003M + 0.890%) due 07/23/2024 ~		3,000	2,709
3.797% due 07/23/2024 •		1,200	1,258

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		2,200	2,148
4.050% due 08/16/2023		1,100	1,146
4.550% due 08/16/2028		1,000	1,063
7.500% due 09/27/2025 •(e)(f)		2,500	2,249
7.875% due 06/27/2029 •(e)(f)	GBP	900	1,025

Nationwide Building Society
4.363% due 08/01/2024 •		$1,500	1,509

Navient Corp.
5.000% due 10/26/2020		400	395
5.500% due 01/25/2023		300	284
6.500% due 06/15/2022		200	196
6.625% due 07/26/2021		100	103

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		300	284
2.600% due 09/28/2022		300	286
2.650% due 07/13/2022		800	774

Nomura Holdings, Inc.
3.103% due 01/16/2030		1,900	1,794

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		2,300	2,085
4.519% due 06/25/2024 •		1,500	1,513
4.892% due 05/18/2029 •		1,700	1,804
7.500% due 08/10/2020 •(e)(f)		1,200	1,107
8.000% due 08/10/2025 •(e)(f)		1,100	1,034
8.625% due 08/15/2021 •(e)(f)		1,400	1,372

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,200	2,309

Santander UK PLC
2.875% due 06/18/2024		3,100	3,101

Springleaf Finance Corp.
7.750% due 10/01/2021		200	201
8.250% due 12/15/2020		200	201

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		3,000	2,915

UBS AG
4.750% due 02/12/2026 •(f)	EUR	2,500	2,723
5.125% due 05/15/2024 (f)		$3,300	3,333
7.625% due 08/17/2022 (f)		300	309

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		1,400	1,303
2.950% due 09/24/2020		400	401
4.125% due 09/24/2025		400	416

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.500% due 03/08/2022		$38	$39

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,300	3,566

			119,557

INDUSTRIALS 1.8%

Allergan Sales LLC
4.875% due 02/15/2021		$186	189

BAT Capital Corp.
3.222% due 08/15/2024		100	101

BAT International Finance PLC
3.950% due 06/15/2025		400	393

Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~		300	291
3.650% due 03/15/2023		601	613

Centene Corp.
4.250% due 12/15/2027		900	907

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~		4,000	3,888
4.464% due 07/23/2022		300	310
4.908% due 07/23/2025		700	755

Comcast Corp.
3.950% due 10/15/2025		421	464

CSN Resources S.A.
7.625% due 02/13/2023		450	316

DAE Funding LLC
4.000% due 08/01/2020		500	494
5.250% due 11/15/2021		200	183

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~		1,750	1,622

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		800	791

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (a)	EUR	2,800	2,474

Imperial Brands Finance PLC
3.125% due 07/26/2024		$200	196
3.500% due 07/26/2026		200	185

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,100	2,995

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$100	100
5.200% due 07/15/2045		100	97

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		500	492

President & Fellows of Harvard College
6.500% due 01/15/2039		1,100	1,650

Reynolds American, Inc.
4.000% due 06/12/2022		100	101

Sasol Financing USA LLC
5.875% due 03/27/2024		500	210

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		600	521

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	11,380	130

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		$1,600	1,614

			22,082

UTILITIES 1.4%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		3,600	3,345
2.330% (US0003M + 0.750%) due 06/01/2021 ~		3,200	3,108

110	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.781% (US0003M + 0.950%) due 07/15/2021 ~	$3,700	$3,637

Georgia Power Co.
2.650% due 09/15/2029	800	788

Petrobras Global Finance BV
5.093% due 01/15/2030	1,012	927

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	2,000	1,971

Sprint Communications, Inc.
6.000% due 11/15/2022	1,500	1,569

Sprint Corp.
7.125% due 06/15/2024	300	331
7.250% due 09/15/2021	900	933
7.875% due 09/15/2023	800	887

		17,496

Total Corporate Bonds & Notes (Cost $168,457)		159,135

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.3%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	160

Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	3,500	4,013

		4,173

COLORADO 0.3%

Denver, Colorado City & County School District No. 1, Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	3,484	4,021

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	104	119

NEW YORK 0.1%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,168

WASHINGTON 0.1%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	600	736

Total Municipal Bonds & Notes (Cost $8,851)		10,217

U.S. GOVERNMENT AGENCIES 40.8%

Fannie Mae
1.297% due 07/25/2037 •	14	14
1.327% due 07/25/2037 •	23	23
1.347% due 09/25/2035 •	79	78
2.310% due 08/01/2022	99	102

Fannie Mae, TBA
3.000% due 06/01/2040	52,800	55,178

Freddie Mac
1.415% due 10/15/2037 •	28	28
4.000% due 01/01/2048 - 08/01/2048	19,117	20,458
6.000% due 04/01/2040	4	5

Ginnie Mae
1.931% due 08/20/2047 •	1,063	1,049
6.000% due 12/15/2038	51	58

Ginnie Mae, TBA
5.000% due 04/01/2050	5,400	5,743

Small Business Administration
5.290% due 12/01/2027	21	22

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.720% due 01/01/2029	$386	$424
6.020% due 08/01/2028	273	299

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	38,527	40,811
4.000% due 05/01/2021 - 12/01/2048	6,029	6,455
5.500% due 09/01/2023	2	2
6.000% due 07/01/2035 - 05/01/2041	853	976
7.500% due 04/01/2024 - 11/01/2037	84	99

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	50,800	52,517
3.000% due 04/01/2050 - 05/01/2050	218,400	228,825
3.500% due 05/01/2050	54,000	57,117
4.000% due 04/01/2050 - 05/01/2050	6,400	6,832
4.500% due 05/01/2050	25,900	27,863

Total U.S. Government Agencies (Cost $491,757)		504,978

U.S. TREASURY OBLIGATIONS 51.5%

U.S. Treasury Bonds
3.000% due 08/15/2048	500	696
3.000% due 02/15/2049 (l)	19,000	26,501
4.375% due 05/15/2040 (l)	5,300	8,429
4.625% due 02/15/2040 (l)	4,500	7,351

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (l)	38,292	37,742
0.125% due 04/15/2022 (j)	35,849	35,342
0.125% due 01/15/2023 (j)	8,046	7,948
0.625% due 07/15/2021 (j)(l)	9,156	9,070
0.625% due 02/15/2043 (l)	673	739
1.000% due 02/15/2046 (l)	4,354	5,295
1.000% due 02/15/2048 (l)	16,318	20,118
1.000% due 02/15/2049	23,207	28,893
1.375% due 02/15/2044 (l)	4,316	5,542

U.S. Treasury Notes
1.375% due 10/31/2020 (j)(l)	11,300	11,382
1.625% due 02/15/2026 (l)	3,300	3,516
1.750% due 12/31/2024 (h)	10,300	10,970
1.875% due 07/31/2022 (j)(l)	15,300	15,872
2.000% due 11/30/2020 (j)(l)	6,100	6,177
2.000% due 07/31/2022 (j)(l)	8,000	8,330
2.000% due 11/30/2022 (j)(l)	13,100	13,701
2.000% due 08/15/2025 (l)	5,800	6,278
2.250% due 08/15/2027 (l)	100	112
2.375% due 05/15/2029 (h)	90,400	104,052
2.625% due 12/31/2025 (l)	12,100	13,581
2.625% due 02/15/2029 (h)	145,600	170,284
2.750% due 02/15/2024 (l)	10,500	11,483
3.000% due 09/30/2025 (l)	30,200	34,369
3.000% due 10/31/2025 (l)	30,200	34,434

Total U.S. Treasury Obligations (Cost $574,084)		638,207

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.1%

Adjustable Rate Mortgage Trust
5.504% due 11/25/2037 ^~	5,991	4,669

American Home Mortgage Assets Trust
2.886% due 11/25/2046 •	7,284	2,965

BCAP LLC Trust
6.000% due 03/26/2037 ~	6,898	5,096

Bear Stearns ALT-A Trust
3.806% due 11/25/2035 ^~	4,564	3,321
5.233% due 11/25/2035 ^~	200	172

ChaseFlex Trust
1.247% due 07/25/2037 •	4,210	3,669

Citigroup Mortgage Loan Trust
1.017% due 01/25/2037 •	4	3
4.140% due 03/25/2036 ^•	140	123

Citigroup Mortgage Loan Trust, Inc.
4.592% due 08/25/2035 ~	58	54

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiMortgage Alternative Loan Trust
1.547% due 04/25/2037 •		$1,779	$1,280

Countrywide Alternative Loan Trust
1.067% due 12/25/2046 •		4,892	4,050
1.107% due 02/25/2047 •		17	14
1.107% due 09/25/2047 •		2,590	2,170
1.147% due 06/25/2037 •		58	47
2.966% due 02/25/2036 •		7	6
6.000% due 08/25/2035		1,658	1,068
6.000% due 06/25/2047 ^		2,510	1,840

Countrywide Home Loan Mortgage Pass-Through Trust
3.744% due 02/20/2035 ~		2	2
3.775% due 11/25/2037 ~		894	773
3.826% due 11/25/2034 ~		5	4
5.500% due 11/25/2035 ^		38	30

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.127% due 06/25/2037 ^•		67	67
1.277% due 08/25/2037 ^•		3,490	2,622

GSR Mortgage Loan Trust
4.124% due 11/25/2035 ~		4	3

HarborView Mortgage Loan Trust
0.920% due 12/19/2036 ^•		446	365
0.940% due 01/19/2038 •		396	321
0.955% due 12/19/2036 •		1,033	749

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	7,579	9,263

JPMorgan Mortgage Trust
3.983% due 07/25/2035 ~		$2,880	2,647
4.067% due 07/25/2035 ~		20	20
4.123% due 08/25/2034 ~		44	38
4.370% due 02/25/2035 ~		1	1
5.750% due 01/25/2036 ^		14	10

JPMorgan Resecuritization Trust
1.747% due 06/26/2037 •		4,942	4,527

Lehman Mortgage Trust
1.597% due 11/25/2036 •		1,715	957

Lehman XS Trust
1.172% due 08/25/2046 •		2,167	1,779

Merrill Lynch Mortgage Investors Trust
4.266% due 09/25/2035 ^~		92	77

Morgan Stanley Mortgage Loan Trust
1.567% due 11/25/2035 •		2,385	2,157

MortgageIT Securities Corp. Mortgage Loan Trust
1.177% due 06/25/2047 •		1,266	1,104

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		6,977	7,038

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		3,976	3,984

Residential Accredit Loans, Inc. Trust
1.132% due 08/25/2036 •		578	469
1.147% due 05/25/2047 •		6,491	5,264

Structured Adjustable Rate Mortgage Loan Trust
3.954% due 04/25/2035 ~		132	113

Structured Asset Mortgage Investments Trust
1.067% due 08/25/2036 •		8,122	6,510
1.177% due 02/25/2036 •		798	779

Structured Asset Securities Corp.
1.297% due 04/25/2035 •		1,887	1,564

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	10,062	12,240

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		3,602	4,346

UBS Commercial Mortgage Trust
3.504% due 12/15/2050		$3,395	3,626

WaMu Mortgage Pass-Through Certificates Trust
1.527% due 11/25/2045 •		2,928	2,697
2.484% due 09/25/2046 •		39	34
2.484% due 10/25/2046 •		34	27
2.696% due 01/25/2047 •		18	15
2.736% due 05/25/2047 •		3,108	2,583
2.981% due 01/25/2037 ^~		254	208
3.835% due 12/25/2035 ~		1,709	1,543
3.858% due 06/25/2037 ^~		1,075	894
3.860% due 08/25/2036 ^~		113	94

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	111

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
4.349% due 12/25/2036 ^~	$166	$156

Total Non-Agency Mortgage-Backed Securities (Cost $118,735)		112,247

ASSET-BACKED SECURITIES 10.0%

Aames Mortgage Investment Trust
1.937% due 07/25/2035 •	3,300	3,171

Allegro CLO Ltd.
2.990% due 01/30/2026 •	50	49

Asset-Backed Funding Certificates Trust
1.077% due 01/25/2037 •	2,455	1,677

Asset-Backed Securities Corp. Home Equity Loan Trust
1.907% due 07/25/2035 •	300	291

Bear Stearns Asset-Backed Securities Trust
1.057% due 02/25/2037 •	378	457
1.097% due 07/25/2036 •	1,416	1,404
1.107% due 08/25/2036 •	661	762
1.147% due 12/25/2036 •	182	181
2.317% due 02/25/2036 •	1,776	1,688

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •	1,745	1,697

Citigroup Mortgage Loan Trust
1.007% due 07/25/2045 •	19	14
1.107% due 12/25/2036 •	3,026	1,840

Citigroup Mortgage Loan Trust, Inc.
1.247% due 10/25/2036 •	2,000	1,937

Countrywide Asset-Backed Certificates
1.087% due 06/25/2037 •	1,030	842
1.087% due 06/25/2047 ^•	1,074	872
1.137% due 11/25/2037 •	201	177
1.197% due 06/25/2047 •	1,200	1,005
1.207% due 12/25/2036 ^•	4,100	3,659
1.217% due 03/25/2036 •	1,413	1,142
1.227% due 09/25/2036 •	3,116	3,062
1.247% due 07/25/2036 •	2,322	2,246
2.297% due 04/25/2034 •	52	52
4.566% due 10/25/2046 ^~	2,688	2,621

Credit-Based Asset Servicing & Securitization LLC
1.067% due 07/25/2037 •	8	4

Exeter Automobile Receivables Trust
3.200% due 04/15/2022	1,139	1,139

Fieldstone Mortgage Investment Trust
1.682% due 12/25/2035 •	7,749	7,536

First Franklin Mortgage Loan Trust
1.742% due 09/25/2035 •	1,077	1,072

Fremont Home Loan Trust
1.047% due 08/25/2036 •	99	36
1.117% due 02/25/2036 •	1,107	973

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023	2,859	2,834

GSAA Home Equity Trust
1.147% due 03/25/2037 •	5,029	1,756
3.728% due 03/25/2036 ~	4,981	3,558

GSAMP Trust
1.097% due 08/25/2036 •	506	482
1.177% due 01/25/2037 •	2,700	1,861
2.267% due 12/25/2034 ^•	1,361	1,009

Halcyon Loan Advisors Funding Ltd.
2.902% due 10/22/2025 •	267	267

Home Equity Loan Trust
1.287% due 04/25/2037 •	5,300	3,447

Home Equity Mortgage Loan Asset-Backed Trust
2.012% due 08/25/2035 •	2,000	1,545

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.997% due 11/25/2034 •	170	157

Long Beach Mortgage Loan Trust
1.167% due 02/25/2036 •	4,178	3,870

MASTR Specialized Loan Trust
1.207% due 06/25/2046 •	3,201	2,839

Merrill Lynch Mortgage Investors Trust
1.057% due 08/25/2037 •	7,171	4,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monarch Grove CLO
2.674% due 01/25/2028 •		$4,300	$4,171

Morgan Stanley ABS Capital, Inc. Trust
0.997% due 07/25/2036 •		3	1
1.107% due 09/25/2036 •		2,886	1,410
1.162% due 03/25/2037 •		16,363	7,631

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ		4,546	2,181

Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •		403	401

Option One Mortgage Loan Trust
1.167% due 04/25/2037 •		3,009	2,101
1.167% due 05/25/2037 •		1,764	1,115
1.257% due 04/25/2037 •		350	240

People’s Choice Home Loan Securities Trust
1.467% due 12/25/2035 •		158	157

Popular ABS Mortgage Pass-Through Trust
1.277% due 07/25/2036 •		3,700	3,141

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		3,707	1,771

Residential Asset Securities Corp. Trust
1.197% due 04/25/2037 •		6,264	6,132
1.347% due 02/25/2036 •		580	542

Securitized Asset-Backed Receivables LLC Trust
1.187% due 07/25/2036 •		1,151	588
1.197% due 05/25/2036 •		1,421	824
1.527% due 11/25/2035 •		841	828

SG Mortgage Securities Trust
1.127% due 02/25/2036 •		4,843	2,866

SoFi Professional Loan Program LLC
2.540% due 05/15/2046		3,800	3,681

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		2,500	2,430

Soundview Home Loan Trust
1.007% due 11/25/2036 •		8	3
1.097% due 03/25/2037 •		572	507
1.117% due 07/25/2037 •		1,782	1,433
1.197% due 10/25/2036 •		3,900	3,345
1.787% due 08/25/2035 ^•		2,200	1,736

Specialty Underwriting & Residential Finance Trust
1.547% due 12/25/2036 •		1,492	1,365

Structured Asset Securities Corp. Mortgage Loan Trust
1.177% due 05/25/2047 •		1,684	1,510

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •		2,916	2,870

Total Asset-Backed Securities (Cost $130,671)			124,232

SOVEREIGN ISSUES 5.2%

Argentina Government International Bond
3.750% due 12/31/2038 þ		7,350	2,229
5.875% due 01/11/2028		3,500	957
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,688	28
38.039% (ARLLMONP) due 06/21/2020 ~		77,654	563

Brazil Government International Bond
4.750% due 01/14/2050		$1,954	1,805

Export-Import Bank of Korea
4.000% due 01/29/2021		2,000	2,044

Israel Government International Bond
4.125% due 01/17/2048		1,300	1,398

Japan Government International Bond
0.100% due 03/10/2028	JPY	3,618,409	33,635
0.100% due 03/10/2029		2,083,579	19,329

Saudi Government International Bond
4.000% due 04/17/2025		$1,400	1,459
5.000% due 04/17/2049		700	759

Total Sovereign Issues (Cost $71,942)			64,206

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(e)(f)		200,000	$216

JPMorgan Chase & Co.
5.240% (US0003M + 3.470%) due 04/30/2020 ~(e)		1,091,000	987

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (e)		360,000	361

Total Preferred Securities (Cost $1,748)			1,564

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 18.2%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~		$2,300	2,298

REPURCHASE AGREEMENTS (g) 0.0%
			617

ARGENTINA TREASURY BILLS 0.0%
36.571% due 04/03/2020 ~	ARS	7,330	82
32.393% due 08/28/2020 ~		5,969	55

			137

U.S. TREASURY BILLS 18.0%
0.151% due 04/14/2020 - 06/18/2020 (b)(c)(j)(l)		$223,185	223,143

Total Short-Term Instruments (Cost $226,216)			226,195

Total Investments in Securities (Cost $1,796,822)			1,845,255

		SHARES
INVESTMENTS IN AFFILIATES 18.1%

SHORT-TERM INSTRUMENTS 18.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.1%

PIMCO Short Asset Portfolio		14,800,707	143,700

PIMCO Short-Term Floating NAV Portfolio III		8,160,352	80,143

Total Short-Term Instruments (Cost $228,129)			223,843

Total Investments in Affiliates (Cost $228,129)			223,843

Total Investments 167.1% (Cost $2,024,951)			$2,069,098

Financial Derivative Instruments (i)(k) (27.2)% (Cost or Premiums, net $(16,818))			(336,815)

Other Assets and Liabilities, net (39.9)%			(494,096)

Net Assets 100.0%			$1,238,187

112	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$617	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(635)	$617	$617

Total Repurchase Agreements						$(635)	$617	$617

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	1.100%	03/19/2020	04/20/2020	$(7,420)	$(7,423)

Total Reverse Repurchase Agreements					$(7,423)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
UBS	1.660%	03/25/2020	04/09/2020	$(69,998)	$(70,021)
	1.700	03/24/2020	04/07/2020	(96,259)	(96,295)

Total Sale-Buyback Transactions					$(166,316)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.5)%
Uniform Mortgage-Backed Security, TBA	5.000%	04/01/2050	$ 5,400	$(5,844)	$(5,832)
Sovereign Issues (0.8)%
Canada Government Bond	2.750%	12/01/2048	CAD 11,300	(11,460)	(10,854)

Total Short Sales (1.3)%				$(17,304)	$(16,686)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	113

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(7,423)	$0	$0	$(7,423)	$7,460	$37
FICC	617	0	0	0	617	(635)	(18)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(10,854)	(10,854)	0	(10,854)
TOR	0	0	0	0	0	(100)	(100)
UBS	0	0	(166,316)	0	(166,316)	165,276	(1,040)

Total Borrowings and Other Financing Transactions	$617	$(7,423)	$(166,316)	$(10,854)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(7,423)	$0	$0	$(7,423)

Total	$0	$(7,423)	$0	$0	$(7,423)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(166,316)	0	0	(166,316)

Total	$0	$(166,316)	$0	$0	$(166,316)

Total Borrowings	$0	$(173,739)	$0	$0	$(173,739)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(173,739)

(h)	Securities with an aggregate market value of $174,668 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(23,999) at a weighted average interest rate of 1.503%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(53) of deferred price drop.
(3)	Payable for short sales includes $88 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$113.500	05/22/2020	206	$	412	$2	$0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.750	05/22/2020	312		624	3	1
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	116.000	05/22/2020	265		530	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	118.000	05/22/2020	210		420	2	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	112.500	05/22/2020	288		288	3	11
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.250	05/22/2020	83		83	1	3
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.500	05/22/2020	149		149	1	6
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	114.000	05/22/2020	3		3	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	117.000	05/22/2020	166		166	1	5
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	117.500	05/22/2020	120		120	1	4
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	118.000	05/22/2020	152		152	1	7
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	171		171	1	8
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	154.000	05/22/2020	85		85	1	6
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	154.500	05/22/2020	50		50	0	3
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	157.000	05/22/2020	405		405	4	19
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	159.000	05/22/2020	506		506	4	24
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	159.500	05/22/2020	88		88	1	4

Total Purchased Options						$28	$101

114	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	409	$	0	$(5)	$0	$0
E-Mini Russell 2000 Index June Futures	06/2020	2,757		158,197	(1,889)	0	(937)
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	372		45	41	0	(25)
U.S. Treasury 5-Year Note June Futures	06/2020	523		65,563	2,455	0	(25)

					$602	$0	$(987)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	21	$	(3,995)	$7	$125	$(104)
U.S. Treasury 2-Year Note June Futures	06/2020	1,029		(226,774)	(3,886)	32	0
U.S. Treasury 10-Year Note June Futures	06/2020	2,192		(304,003)	(4,111)	316	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	137		(30,397)	(2,654)	445	0
United Kingdom Long Gilt June Futures	06/2020	11		(1,861)	(38)	7	(5)

					$(10,682)	$925	$(109)

Total Futures Contracts					$(10,080)	$925	$(1,096)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	4.014%	EUR 3,400	$23	$(454)	$(431)	$0	$(90)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$45,500	$(964)	$993	$29	$100	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$ 3,104	$200	$(349)	$(149)	$0	$(36)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	196	(13)	1	(12)	0	(3)
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022	700	13	(14)	(1)	0	(1)
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	500	5	(4)	1	0	(1)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	89,000	(483)	(112)	(595)	0	(141)
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024	EUR 21,400	254	(197)	57	0	(36)

					$(24)	$(675)	$(699)	$0	$(218)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	147,900	$(663)	$4,268	$3,605	$0	$(195)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		9,400	(114)	2,227	2,113	0	(186)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		3,700	55	428	483	0	(65)
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	76,300	(99)	3,233	3,134	8	0
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		53,600	0	(5,464)	(5,464)	0	(29)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		110,400	166	(5,908)	(5,742)	0	(11)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		14,100	(802)	(634)	(1,436)	0	(1)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		110,500	(26)	(14,560)	(14,586)	0	(21)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	115

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.933%	Semi-Annual	05/31/2025	$	57,600	$0	$(7,621)	$(7,621)	$0	$(11)
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		265,100	(5,907)	(4,209)	(10,116)	12	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		33,400	1,933	(4,691)	(2,758)	8	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,100	(60)	(62)	(122)	1	0
Receive(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		53,900	(46)	(3,129)	(3,175)	95	0
Pay(7)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		26,400	0	233	233	0	(47)
Pay(7)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		27,200	0	283	283	0	(49)
Pay(7)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		27,200	0	300	300	0	(49)
Pay(7)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027		50,400	0	559	559	0	(90)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		151,000	3,278	3,628	6,906	0	(292)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,000	(269)	(2,276)	(2,545)	54	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		15,000	1,041	(3,082)	(2,041)	60	0
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		145,400	3,709	3,933	7,642	0	(824)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		2,000	(14)	(584)	(598)	59	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		4,200	(9)	(813)	(822)	118	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		10,400	(61)	(2,334)	(2,395)	296	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		5,700	(20)	(1,098)	(1,118)	160	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		600	(2)	(157)	(159)	17	0
Receive(7)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		76,000	(15,300)	2,821	(12,479)	2,166	0
Pay(7)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035	EUR	36,900	0	1,338	1,338	0	(142)
Pay(7)	6-Month EUR-EURIBOR	0.680	Annual	01/22/2035		79,100	698	2,169	2,867	0	(305)
Receive(7)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045		81,700	(621)	(4,384)	(5,005)	484	0
Receive(7)	6-Month EUR-EURIBOR	0.883	Annual	01/22/2045		40,000	0	(2,485)	(2,485)	237	0
Pay(7)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050		1,400	(5)	15	10	0	(18)
Pay(7)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050		490	0	5	5	0	(6)
Pay(7)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050		1,240	(2)	11	9	0	(16)
Receive(7)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	36,000	0	(1,714)	(1,714)	0	(31)
Receive(7)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		77,600	(510)	(3,648)	(4,158)	0	(68)
Pay(7)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		38,700	0	2,068	2,068	97	0
Pay(7)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		84,100	632	4,311	4,943	213	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	5,880,000	(1,901)	101	(1,800)	0	(43)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	2,450	(3)	(437)	(440)	5	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		2,450	7	1,043	1,050	0	(54)
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	33,700	0	(1,681)	(1,681)	0	(63)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	22,600	(3)	1,093	1,090	5	0
Pay	UKRPI	3.593	Maturity	11/15/2028		3,800	0	253	253	2	0
Pay	UKRPI	3.595	Maturity	11/15/2028		13,100	155	724	879	6	0
Pay	UKRPI	3.603	Maturity	11/15/2028		3,700	0	253	253	2	0
Pay	UKRPI	3.480	Maturity	01/15/2030		23,400	27	603	630	16	0
Pay	UKRPI	3.415	Maturity	02/15/2030		6,200	0	71	71	4	0

							$(14,736)	$(35,000)	$(49,736)	$4,125	$(2,616)

Total Swap Agreements							$(15,701)	$(35,136)	$(50,837)	$4,225	$(2,924)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$101	$925	$4,225	$5,251	$0	$(1,096)	$(2,924)	$(4,020)

(j)

Securities with an aggregate market value of $43,415 and cash of $12,271 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

116	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	13,182		$16,997	$623	$0
	05/2020	EUR	992		1,099	3	0
	05/2020	MXN	72,262		3,811	779	0
	05/2020		$2,941	EUR	2,723	68	0
	06/2020		2,649	CNY	18,589	0	(30)

BPS	04/2020	BRL	36,526	EUR	6,403	33	0
	04/2020	CAD	5,946		$4,131	0	(94)
	04/2020	EUR	7,572	BRL	36,527	0	(1,322)
	04/2020	GBP	680		$833	0	(12)
	04/2020		$50,841	CAD	69,557	361	(1,775)
	04/2020		1,550	GBP	1,330	102	0
	04/2020		35,861	TWD	1,079,123	65	(120)
	05/2020	EUR	1,825		$2,070	54	0
	05/2020		$1,932	COP	8,070,228	46	0
	06/2020	INR	575,966		$7,969	479	0
	06/2020	TWD	1,062,781		35,755	213	0
	06/2020		$15	MXN	287	0	(3)

BRC	04/2020	JPY	1,277,746		$11,625	0	(258)
	04/2020		$13,710	GBP	11,213	218	0
	05/2020	GBP	11,213		$13,719	0	(219)

CBK	04/2020	AUD	106		69	4	0
	04/2020	CAD	7,935		5,621	0	(17)
	04/2020	COP	7,905,724		2,314	370	0
	04/2020	GBP	675		786	0	(53)
	04/2020	JPY	4,717,200		43,755	0	(116)
	04/2020		$1,807	CAD	2,468	0	(53)
	04/2020		2,403	GBP	2,015	100	0
	04/2020		4,441	MXN	100,964	0	(191)
	05/2020		4,108	CAD	5,790	8	0
	05/2020		6,717	MXN	130,730	0	(1,233)
	06/2020		5,128	INR	371,653	0	(295)
	06/2020		249	RUB	19,829	3	0

DUB	04/2020	BRL	7,558		$1,473	19	0
	04/2020		$1,454	BRL	7,558	1	0
	05/2020		1,471		7,558	0	(20)

GLM	04/2020	BRL	36,526	EUR	6,863	540	0
	04/2020		77,797		$17,379	2,407	0
	04/2020	EUR	6,403	BRL	36,527	0	(33)
	04/2020	RUB	21,410		$272	0	(1)
	04/2020		$14,965	BRL	77,797	7	0
	04/2020		8,089	RUB	500,752	0	(1,708)
	04/2020		3,842	ZAR	64,341	0	(247)
	05/2020	EUR	6,846	BRL	36,527	0	(546)
	05/2020		$15,469	EUR	14,093	100	0
	05/2020		271	RUB	21,410	2	0
	06/2020	IDR	9,510,500		$575	0	(1)
	06/2020	SGD	77		54	0	0
	06/2020		$3,151	INR	228,452	0	(180)

HUS	04/2020	GBP	701		$826	0	(45)
	05/2020	EUR	4,854		5,383	57	(36)
	05/2020	GBP	12,892		15,960	0	(64)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	117

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2020		$756	EUR	687	$3	$0
	06/2020	CNH	113,658		$16,229	218	0
	06/2020	HKD	1,233		159	0	0
	06/2020		$31,292	CNH	219,161	0	(419)
	01/2021	BRL	1,520		$234	0	(54)

JPM	04/2020		$2,962	ZAR	49,284	0	(208)
	06/2020	CNH	124,532		$17,520	0	(23)

MYI	04/2020		$55,524	JPY	5,994,946	230	0
	04/2020		9,716	ZAR	162,744	0	(622)
	05/2020	EUR	37,504		$41,168	0	(264)
	05/2020	JPY	5,994,946		55,643	0	(202)
	06/2020		$8,227	IDR	114,234,105	0	(1,310)

SCX	04/2020	CAD	21,251		$15,918	817	0
	05/2020	EUR	3,636		3,994	0	(23)
	05/2020		$129	RUB	10,182	0	0
	06/2020		7,996	INR	577,851	0	(481)

SOG	04/2020		64	RUB	4,960	0	(1)
	05/2020		219		17,125	0	(1)
	06/2020		561		43,678	0	(7)

SSB	04/2020	CAD	39,038		$28,195	758	(303)
	04/2020		$19,459	BRL	85,355	0	(3,032)

UAG	04/2020	RUB	22,471		$283	0	(4)
	04/2020		$459	RUB	36,454	6	0
	05/2020		828	EUR	742	0	(9)
	06/2020		457	RUB	37,128	13	0

Total Forward Foreign Currency Contracts						$8,707	$(15,635)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	530,600	$1,306	$1,410

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	261,100	960	5,056
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	572,600	2,252	10,879
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	157,800	1,262	11,876
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	163,200	957	10,296

Total Purchased Options							$6,737	$39,517

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	1,400	$ (1)	$ (9)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	34,400	$(409)	$(781)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	70,600	(899)	(1,484)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	4,440	(137)	(224)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	2,160	(66)	(108)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	83,300	(1,262)	(12,839)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	86,200	(958)	(11,423)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	83,600	(935)	(6,381)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	183,200	(2,251)	(14,597)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	4,340	(142)	(215)

							$(7,059)	$(48,052)

Total Written Options							$(7,060)	$(48,061)

118	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	12/20/2024	1.923%	EUR 300	$(2)	$16	$14	$0

JPM	HSBC Holdings PLC	(1.000)	Quarterly	12/20/2024	1.923	800	(6)	43	37	0

							$(8)	$59	$51	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$3,823	$(814)	$569	$0	$(245)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	Russell 2000 Index	14,890	1.625% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/13/2020	$126,930	$0	$(39,988)	$0	$(39,988)
	Receive	Russell 2000 Index	51,773	1.792% (3-Month USD-LIBOR less a specified spread)	Maturity	11/18/2020	402,336	0	(102,656)	0	(102,656)

GST	Receive	Russell 2000 Index	31,291	1.746% (3-Month USD-LIBOR less a specified spread)	Quarterly	07/15/2020	266,315	0	(84,083)	0	(84,083)

MYI	Receive	Russell 2000 Index	18,959	0.883% (1-Month USD LIBOR less a specified spread)	Quarterly	04/07/2021	110,999	0	0	0	0

SOG	Receive	Russell 2000 Index	7,445	(0.111)% (3-Month LIBOR less a specified spread)	Quarterly	06/11/2020	37,432	0	6,156	6,156	0
	Receive	Russell 2000 Index	7,445	0.389% (3-Month USD-LIBOR less a specified spread)	Quarterly	09/16/2020	37,431	0	6,149	6,149	0

UAG	Receive	Russell 2000 Index	51,773	1.085% (3-Month USD-LIBOR less a specified spread)	Maturity	10/22/2020	406,985	0	(107,958)	0	(107,958)

								$0	$(322,380)	$12,305	$(334,685)

Total Swap Agreements								$(822)	$(321,752)	$12,356	$(334,930)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$1,473	$0	$14	$1,487	$(30)	$0	$0	$(30)	$1,457	$(1,490)	$(33)
BPS	1,353	0	0	1,353	(3,326)	0	0	(3,326)	(1,973)	2,292	319
BRC	218	1,410	0	1,628	(477)	(2,265)	(142,889)	(145,631)	(144,003)	145,724	1,721
CBK	485	0	0	485	(1,958)	0	0	(1,958)	(1,473)	1,863	390
DUB	20	0	0	20	(20)	0	0	(20)	0	(10)	(10)
GLM	3,056	0	0	3,056	(2,716)	(224)	0	(2,940)	116	374	490
GST	0	0	0	0	0	(9)	(84,083)	(84,092)	(84,092)	83,806	(286)
HUS	278	0	0	278	(618)	0	0	(618)	(340)	238	(102)
JPM	0	0	37	37	(231)	(108)	0	(339)	(302)	282	(20)
MYC	0	38,107	0	38,107	0	(45,455)	0	(45,455)	(7,348)	8,364	1,016
MYI	230	0	0	230	(2,398)	0	0	(2,398)	(2,168)	2,323	155
SCX	817	0	0	817	(504)	0	0	(504)	313	(290)	23
SOG	0	0	12,305	12,305	(9)	0	0	(9)	12,296	(12,670)	(374)
SSB	758	0	0	758	(3,335)	0	0	(3,335)	(2,577)	2,500	(77)
UAG	19	0	0	19	(13)	0	(107,958)	(107,971)	(107,952)	108,267	315

Total Over the Counter	$8,707	$39,517	$12,356	$60,580	$(15,635)	$(48,061)	$(334,930)	$(398,626)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	119

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

(l)

Securities with an aggregate market value of $357,109 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$101	$101
Futures	0	0	0	0	925	925
Swap Agreements	0	100	0	0	4,125	4,225

	$0	$100	$0	$0	$5,151	$5,251

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,707	$0	$8,707
Purchased Options	0	0	0	0	39,517	39,517
Swap Agreements	0	51	12,305	0	0	12,356

	$0	$51	$12,305	$8,707	$39,517	$60,580

	$0	$151	$12,305	$8,707	$44,668	$65,831

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$937	$0	$159	$1,096
Swap Agreements	0	308	0	0	2,616	2,924

	$0	$308	$937	$0	$2,775	$4,020

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,635	$0	$15,635
Written Options	0	9	0	0	48,052	48,061
Swap Agreements	0	245	334,685	0	0	334,930

	$0	$254	$334,685	$15,635	$48,052	$398,626

	$0	$562	$335,622	$15,635	$50,827	$402,646

120	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(342)	$(342)
Written Options	0	0	0	0	1,692	1,692
Futures	0	0	(89,909)	0	(32,265)	(122,174)
Swap Agreements	0	599	0	0	(37,907)	(37,308)

	$0	$599	$(89,909)	$0	$(68,822)	$(158,132)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,309	$0	$2,309
Purchased Options	0	0	0	(743)	(2,288)	(3,031)
Written Options	0	56	0	1,688	(2,722)	(978)
Swap Agreements	0	(231)	(87,610)	0	24	(87,817)

	$0	$(175)	$(87,610)	$3,254	$(4,986)	$(89,517)

	$0	$424	$(177,519)	$3,254	$(73,808)	$(247,649)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$120	$120
Futures	0	0	(2,465)	0	(5,150)	(7,615)
Swap Agreements	0	(206)	0	0	(8,726)	(8,932)

	$0	$(206)	$(2,465)	$0	$(13,756)	$(16,427)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,747)	$0	$(7,747)
Purchased Options	0	0	0	60	33,505	33,565
Written Options	0	(8)	0	294	(36,062)	(35,776)
Swap Agreements	0	96	(245,495)	0	43	(245,356)

	$0	$88	$(245,495)	$(7,393)	$(2,514)	$(255,314)

	$0	$(118)	$(247,960)	$(7,393)	$(16,270)	$(271,741)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$838	$3,436	$4,274
Corporate Bonds & Notes
Banking & Finance	0	119,557	0	119,557
Industrials	0	22,082	0	22,082
Utilities	0	17,496	0	17,496
Municipal Bonds & Notes
California	0	4,173	0	4,173
Colorado	0	4,021	0	4,021
Illinois	0	119	0	119
New York	0	1,168	0	1,168
Washington	0	736	0	736
U.S. Government Agencies	0	504,978	0	504,978
U.S. Treasury Obligations	0	638,207	0	638,207
Non-Agency Mortgage-Backed Securities	0	112,247	0	112,247
Asset-Backed Securities	0	124,232	0	124,232
Sovereign Issues	0	64,206	0	64,206
Preferred Securities
Banking & Finance	0	1,564	0	1,564
Short-Term Instruments
Certificates of Deposit	0	2,298	0	2,298
Repurchase Agreements	0	617	0	617
Argentina Treasury Bills	0	137	0	137
U.S. Treasury Bills	0	223,143	0	223,143

	$0	$1,841,819	$3,436	$1,845,255

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$223,843	$0	$0	$223,843

Total Investments	$223,843	$1,841,819	$3,436	$2,069,098

Short Sales, at Value - Liabilities
Sovereign Issues	0	(10,854)	0	(10,854)
U.S. Government Agencies	0	(5,832)	0	(5,832)

	$0	$(16,686)	$0	$(16,686)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	925	4,326	0	5,251
Over the counter	0	60,580	0	60,580

	$925	$64,906	$0	$65,831

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,096)	(2,924)	0	(4,020)
Over the counter	0	(398,626)	0	(398,626)

	$(1,096)	$(401,550)	$0	$(402,646)

Total Financial Derivative Instruments	$(171)	$(336,644)	$0	$(336,815)

Totals	$223,672	$1,488,489	$3,436	$1,715,597

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	121

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014 The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

122	PIMCO STOCKSPLUS® FUNDS

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Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO StocksPLUS® Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Absolute Return Fund	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (Unhedged)	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	Quarterly	Quarterly

PIMCO StocksPLUS® Long Duration Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Short Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Small Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

ANNUAL REPORT	MARCH 31, 2020	123

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

ANNUAL REPORT	MARCH 31, 2020	125

Notes to Financial Statements (Cont.)

non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series

126	PIMCO STOCKSPLUS® FUNDS

March 31, 2020

of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$78,402	$2,132	$0	$0	$(1,940)	$78,594	$2,132	$0

PIMCO StocksPLUS® Absolute Return Fund	241,816	97,768	0	0	(8,386)	331,198	6,883	0

PIMCO StocksPLUS® International Fund (Unhedged)	402	52,377	0	0	(1,390)	51,389	187	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	484,245	13,094	(96,999)	(2,204)	(8,899)	389,237	13,095	0

PIMCO StocksPLUS® Short Fund	336,321	7,030	(342,642)	(2,713)	2,004	0	7,123	0

PIMCO StocksPLUS® Small Fund	195,780	5,284	(53,000)	(1,203)	(3,161)	143,700	5,284	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$108,278	$456,853	$(499,001)	$(1,082)	$46	$65,094	$4,053	$0

PIMCO StocksPLUS® Absolute Return Fund	366,765	1,989,434	(2,290,000)	(401)	(96)	65,702	9,335	0

PIMCO StocksPLUS® International Fund (Unhedged)	4,399	631,146	(439,800)	(431)	(208)	195,106	646	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	9,454	2,444,100	(2,436,800)	(876)	17	15,895	1,400	0

PIMCO StocksPLUS® Long Duration Fund	3,332	731,983	(702,500)	(101)	52	32,766	184	0

PIMCO StocksPLUS® Short Fund	183	1,121,331	(1,121,100)	(191)	0	223	230	0

PIMCO StocksPLUS® Small Fund	297,751	1,523,074	(1,740,501)	(76)	(105)	80,143	6,073	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-

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delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net

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realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on

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Notes to Financial Statements (Cont.)

whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either

(i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

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Notes to Financial Statements (Cont.)

Risks	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Inverse Correlation and Compounding	—	—	—	—	—	X	—

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X

Smaller Company	—	—	—	—	—	—	X

Management	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Inverse Correlation and Compounding Risk  is the risk that a Fund’s performance may vary substantially from the inverse performance of the Fund’s index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more

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than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including

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Notes to Financial Statements (Cont.)

PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

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U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2		I-3		Administrative Class	Class A		Class C	Class R
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (Unhedged)	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%		0.50%	(1)	N/A	0.45%		0.45%	N/A
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	0.34%	*	N/A		N/A	0.39%	*	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® Small Fund	0.44%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO StocksPLUS® Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class R

PIMCO StocksPLUS® Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or

140	PIMCO STOCKSPLUS® FUNDS

March 31, 2020

allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO StocksPLUS® Fund	$28,023	$3,962

PIMCO StocksPLUS® Absolute Return Fund	68,082	18,772

PIMCO StocksPLUS® International Fund (Unhedged)	15,184	9,334

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	26,564	34,412

PIMCO StocksPLUS® Long Duration Fund	4,579	42,267

PIMCO StocksPLUS® Short Fund	2,336	17,518

PIMCO StocksPLUS® Small Fund	16,841	15,914

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer

ANNUAL REPORT	MARCH 31, 2020	141

Notes to Financial Statements (Cont.)

mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO StocksPLUS® Fund	$1,372,285	$1,316,880	$66,758	$82,609

PIMCO StocksPLUS® Absolute Return Fund	8,695,982	8,168,768	403,456	139,798

PIMCO StocksPLUS® International Fund (Unhedged)	2,044,124	2,085,533	62,947	28,931

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	15,535,174	15,609,835	385,001	184,171

PIMCO StocksPLUS® Long Duration Fund	1,445,315	1,288,892	139,734	85,373

PIMCO StocksPLUS® Short Fund	7,008,350	6,966,983	65,890	95,459

PIMCO StocksPLUS® Small Fund	7,510,404	7,173,081	154,669	80,575

†	A zero balance may reflect actual amounts rounding to less than one thousand.

142	PIMCO STOCKSPLUS® FUNDS

March 31, 2020

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO StocksPLUS® Fund						PIMCO StocksPLUS® Absolute Return Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	12,282	$120,962	9,406		$103,511		40,157	$419,810	29,940		$315,117

I-2	6,668	65,712	2,875		31,131		20,568	213,011	15,607		163,096

I-3	1,014	10,474	19	(a)	179	(a)	1,510	15,912	6,178	(a)	68,854	(a)

Administrative Class	88	821	170		1,742		N/A	N/A	N/A		N/A

Class A	7,058	64,062	5,934		60,131		13,696	137,923	16,788		176,981

Class C	3,070	24,767	2,742		25,903		4,161	37,716	4,215		40,561

Class R	1,561	15,057	1,064		11,307		N/A	N/A	N/A		N/A
Issued as reinvestment of distributions

Institutional Class	5,140	51,295	6,284		61,066		9,194	95,100	8,766		85,811

I-2	804	8,002	723		7,021		2,156	22,048	1,561		15,089

I-3	82	810	0	(a)	4	(a)	593	6,043	622	(a)	5,980	(a)

Administrative Class	165	1,508	180		1,618		N/A	N/A	N/A		N/A

Class A	4,435	40,055	5,217		46,383		3,994	40,564	5,272		50,527

Class C	1,696	14,283	2,214		18,452		1,642	14,959	2,153		18,541

Class R	514	4,809	427		3,917		N/A	N/A	N/A		N/A
Cost of shares redeemed

Institutional Class	(10,475)	(102,389)	(15,616)		(163,511)		(33,283)	(343,119)	(20,312)		(213,658)

I-2	(4,857)	(46,955)	(4,526)		(49,058)		(14,696)	(140,666)	(17,434)		(181,471)

I-3	(444)	(4,530)	(3	)(a)	(30	)(a)	(1,183)	(12,345)	(695	)(a)	(7,442	)(a)

Administrative Class	(105)	(980)	(199)		(2,087)		N/A	N/A	N/A		N/A

Class A	(9,132)	(82,834)	(7,695)		(75,830)		(20,205)	(203,533)	(23,867)		(247,230)

Class C	(4,774)	(40,777)	(3,944)		(36,811)		(7,534)	(68,421)	(5,484)		(50,856)

Class R	(624)	(5,863)	(496)		(5,283)		N/A	N/A	N/A		N/A

Net increase (decrease) resulting from Fund share transactions	14,166	$138,289	4,776		$39,755		20,770	$235,002	23,310		$239,900

ANNUAL REPORT	MARCH 31, 2020	143

Notes to Financial Statements (Cont.)

	PIMCO StocksPLUS® International Fund (Unhedged)						PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

	Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	96,982	$474,824	10,080		$61,469		84,505	$642,941	68,707		$548,947

I-2	5,010	28,562	6,833		44,337		66,855	509,790	43,935		344,462

I-3	104	510	52	(a)	342	(a)	4,455	34,461	4,220	(a)	33,476	(a)

Administrative Class	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A

Class A	4,011	20,041	3,452		19,830		19,873	144,179	17,967		137,604

Class C	120	615	464		2,407		2,265	15,179	2,598		18,360

Class R	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A
Issued as reinvestment of distributions

Institutional Class	650	3,801	34,157		187,162		24,625	181,560	20,851		158,616

I-2	147	867	1,309		7,207		10,054	73,564	6,066		45,706

I-3	1	6	6	(a)	29	(a)	528	3,815	221	(a)	1,646	(a)

Administrative Class	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A

Class A	101	573	973		5,163		5,885	41,092	6,314		45,458

Class C	14	78	257		1,291		1,927	12,245	1,885		12,365

Class R	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A
Cost of shares redeemed

Institutional Class	(19,088)	(109,961)	(250,916)		(1,457,135)		(95,859)	(688,894)	(83,188)		(671,314)

I-2	(5,838)	(33,746)	(8,448)		(52,703)		(47,366)	(339,966)	(39,208)		(307,977)

I-3	(31)	(171)	(15	)(a)	(83	)(a)	(3,047)	(20,782)	(1,135	)(a)	(8,799	)(a)

Administrative Class	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A

Class A	(4,514)	(23,995)	(5,529)		(34,284)		(35,823)	(259,866)	(30,956)		(236,785)

Class C	(803)	(4,103)	(1,109)		(6,142)		(6,566)	(42,497)	(7,121)		(49,648)

Class R	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A

Net increase (decrease) resulting from Fund share transactions	76,866	$357,901	(208,434)		$(1,221,110)		32,311	$306,821	11,156		$72,117

144	PIMCO STOCKSPLUS® FUNDS

March 31, 2020

PIMCO StocksPLUS® Long Duration Fund				PIMCO StocksPLUS® Short Fund						PIMCO StocksPLUS® Small Fund

Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019

Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

82,329	$605,251	9,825	$65,937	69,968	$520,843	42,381		$347,678		56,759	$458,202	49,650		$511,340

N/A	N/A	N/A	N/A	32,940	250,171	24,470		201,683		19,472	177,580	13,858		141,743

N/A	N/A	N/A	N/A	1,152	8,627	305	(a)	2,474	(a)	950	8,757	1,003	(a)	10,444	(a)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		764	7,286	354		3,635

N/A	N/A	N/A	N/A	9,283	67,669	8,735		73,412		11,485	104,046	20,660		215,920

N/A	N/A	N/A	N/A	941	6,616	312		2,406		1,518	12,549	3,321		32,042

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A

10,459	77,529	9,665	56,709	285	1,961	3,453		28,668		4,502	42,158	7,815		72,308

N/A	N/A	N/A	N/A	5	34	157		1,289		1,566	14,536	2,152		19,720

N/A	N/A	N/A	N/A	1	6	4	(a)	31	(a)	73	681	53	(a)	476	(a)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		75	703	85		788

N/A	N/A	N/A	N/A	0	0	112		912		2,747	25,236	5,875		53,002

N/A	N/A	N/A	N/A	0	0	11		79		670	5,656	1,530		12,548

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A

(60,296)	(433,525)	(29,269)	(204,973)	(167,493)	(1,286,136)	(94,570)		(787,731)		(27,707)	(244,595)	(46,203)		(450,663)

N/A	N/A	N/A	N/A	(21,886)	(164,159)	(25,352)		(206,845)		(14,058)	(119,632)	(10,351)		(104,867)

N/A	N/A	N/A	N/A	(366)	(2,761)	(108	)(a)	(866	)(a)	(593)	(5,175)	(214	)(a)	(2,178	)(a)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		(352)	(2,666)	(324)		(3,348)

N/A	N/A	N/A	N/A	(8,321)	(60,640)	(9,018)		(72,317)		(24,671)	(215,962)	(19,228)		(194,341)

N/A	N/A	N/A	N/A	(533)	(3,641)	(435)		(3,305)		(3,915)	(31,604)	(4,270)		(38,655)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A	N/A		N/A

32,492	$249,255	(9,779)	$(82,327)	(84,024)	$(661,410)	(49,543)		$(412,432)		29,285	$237,756	25,766		$279,914

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO StocksPLUS® International Fund (Unhedged)	0	3	0%	67%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	1	0%	19%

PIMCO StocksPLUS® Long Duration Fund	2	0	24%	0%

PIMCO StocksPLUS® Short Fund	0	1	0%	66%

ANNUAL REPORT	MARCH 31, 2020	145

Notes to Financial Statements (Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO StocksPLUS® Fund	$0	$13,573	$(89,958)	$0	$0	$0	$(30,835)

PIMCO StocksPLUS® Absolute Return Fund	0	0	(192,443)	0	0	(49,530)	(27,740)

PIMCO StocksPLUS® International Fund (Unhedged)	0	0	(40,368)	0	(47,802)	0	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	0	(250,343)	0	(266,755)	0	(208,705)

PIMCO StocksPLUS® Long Duration Fund	0	0	76,817	(2)	0	(64,689)	(15,925)

PIMCO StocksPLUS® Short Fund	27,755	0	122,789	0	(3,888,613)	0	0

PIMCO StocksPLUS® Small Fund	0	0	(223,170)	0	(229,151)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale-buyback transactions, straddle loss deferrals, Treasury Inflation Protected Securities (TIPS), and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO StocksPLUS® Fund	$0	$0

PIMCO StocksPLUS® Absolute Return Fund	0	0

PIMCO StocksPLUS® International Fund (Unhedged)*	5,709	42,093

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	76,504	190,251

PIMCO StocksPLUS® Long Duration Fund	0	0

PIMCO StocksPLUS® Short Fund	944,076	2,944,537

PIMCO StocksPLUS® Small Fund	65,864	163,287

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

146	PIMCO STOCKSPLUS® FUNDS

March 31, 2020

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO StocksPLUS® Fund	$867,286	$33,310	$(123,560)	$(90,250)

PIMCO StocksPLUS® Absolute Return Fund	2,536,618	208,945	(400,857)	(191,912)

PIMCO StocksPLUS® International Fund (Unhedged)	759,072	54,420	(94,753)	(40,333)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	3,505,947	406,859	(661,809)	(254,950)

PIMCO StocksPLUS® Long Duration Fund	775,837	162,352	(85,622)	76,730

PIMCO StocksPLUS® Short Fund	1,649,364	327,315	(204,206)	123,109

PIMCO StocksPLUS® Small Fund	1,876,824	179,501	(402,774)	(223,273)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, straddle loss deferrals, Treasury Inflation Protected Securities (TIPS), and Lehman securities.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO StocksPLUS® Fund	$48,043	$79,208	$0	$22,002	$124,185	$0

PIMCO StocksPLUS® Absolute Return Fund	132,346	32,258	20,001	53,935	127,785	0

PIMCO StocksPLUS® International Fund (Unhedged)	5,500	0	0	65,925	136,671	92

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	290,991	40,723	0	113,006	163,733	0

PIMCO StocksPLUS® Long Duration Fund	55,320	16,503	6,880	44,002	12,881	0

PIMCO StocksPLUS® Short Fund	2,001	0	0	31,004	0	0

PIMCO StocksPLUS® Small Fund	51,473	37,833	4,002	35,203	129,296	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2020	147

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (seven of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, and for PIMCO StocksPLUS® Long Duration Fund and PIMCO StocksPLUS® Short Fund, the statements of cash flows for the year ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020, for PIMCO StocksPLUS® Long Duration Fund and PIMCO StocksPLUS® Short Fund, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

148	PIMCO STOCKSPLUS® FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	GST	Goldman Sachs International	RYL	NatWest Markets Plc

BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

BOS	BofA Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, NY

BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

CBK	Citibank N.A.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada	UBS	UBS Securities LLC

GLM	Goldman Sachs Bank USA

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	HKD	Hong Kong Dollar	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	NDDUEAFE	MSCI EAFE Index

ARLLMONP	Argentina Blended Policy Rate	CPTFEMU	Eurozone HICP ex-Tobacco Index	S&P 500	Standard & Poor’s 500 Index

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index

CDOR01	1 Month CDN Swap Rate	EAFE	Europe, Australasia, and Far East Stock Index	US0001M	1 Month USD Swap Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0006M	6 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International

AID	Agency International Development	DAC	Designated Activity Company	NCUA	National Credit Union Administration

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	TBA	To-Be-Announced

CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

ANNUAL REPORT	MARCH 31, 2020	149

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO StocksPLUS® Fund	0%	0%	$32,919	$0

PIMCO StocksPLUS® Absolute Return Fund	0%	0%	55,611	0

PIMCO StocksPLUS® International Fund (Unhedged)	0%	0%	5,500	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0%	0%	91,691	0

PIMCO StocksPLUS® Long Duration Fund	0%	0%	55,319	0

PIMCO StocksPLUS® Short Fund	0%	5.50%	2,001	0

PIMCO StocksPLUS® Small Fund	0%	0%	35,480	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

150	PIMCO STOCKSPLUS® FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2020	151

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

152	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2020	153

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

154	PIMCO STOCKSPLUS® FUNDS

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

ANNUAL REPORT	MARCH 31, 2020	155

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3008AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		18

Statements of Assets and Liabilities		26

Statements of Operations		30

Statements of Changes in Net Assets		32

Notes to Financial Statements		71

Report of Independent Registered Public Accounting Firm		93

Glossary		94

Federal Income Tax Information		95

Management of the Trust		96

Privacy Policy		99

Liquidity Risk Management Program		100

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	7	34

PIMCO California Municipal Bond Fund	8	37

PIMCO California Short Duration Municipal Income Fund	9	41

PIMCO High Yield Municipal Bond Fund	10	44

PIMCO Municipal Bond Fund	11	53

PIMCO National Intermediate Municipal Bond Fund	12	60

PIMCO New York Municipal Bond Fund	13	64

PIMCO Short Duration Municipal Income Fund	14	67

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

The municipal (or “muni”) market posted positive returns over 10 of the first 11 months of the reporting period. As was the case with the taxable U.S. bond market, munis were supported by falling interest rates. However, a portion of the muni market’s gains were given back in March 2020. We believe this was due to heightened investor risk aversion due to the coronavirus, concerns about market liquidity and municipal finances. All told, the Bloomberg Barclays Municipal Bond Index returned 3.85% for the 12 months ended March 31, 2020.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates (or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Funds or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to the Funds.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3,

Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	10/19/99	08/31/09	Diversified
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	Diversified
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	—	Diversified
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	—	07/31/06	12/29/06	Diversified
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	—	04/01/98	04/01/98	Diversified
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	Diversified
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	—	10/19/99	08/31/09	Non-Diversified
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	—	03/28/02	03/28/02	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Funds (Cont.)

documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
I-2 - PCIPX	Class C - PCFCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.0%

Ad Valorem Property Tax	10.2%

Water Revenue	9.1%

Tax Increment/Allocation Revenue	6.5%

Local or Guaranteed Housing	5.5%

Electric Power & Light Revenue	5.5%

Tobacco Settlement Funded	5.4%

Lease (Abatement)	4.7%

Special Tax	4.6%

College & University Revenue	4.4%

Highway Revenue Tolls	3.4%

Natural Gas Revenue	3.3%

Port, Airport & Marina Revenue	3.2%

Sewer Revenue	3.0%

Resource Recovery Revenue	2.7%

Sales Tax Revenue	2.3%

General Fund	2.3%

Special Assessment	2.0%

Lease Revenue	1.3%

Transit Revenue	1.1%

Other	2.3%

Short-Term Instruments‡	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	2.57%	2.48%	3.19%	3.68%
PIMCO California Intermediate Municipal Bond Fund I-2	2.47%	2.37%	3.09%	3.58%
PIMCO California Intermediate Municipal Bond Fund Class A	2.24%	2.14%	2.85%	3.32%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	(0.06)%	1.68%	2.46%	3.17%
PIMCO California Intermediate Municipal Bond Fund Class C	1.47%	1.38%	2.09%	2.57%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	0.47%	1.38%	2.09%	2.57%
Bloomberg Barclays California Intermediate Municipal Bond Index	3.14%	2.64%	3.97%	4.61%
Lipper California Intermediate Municipal Debt Funds Average	1.95%	2.00%	3.06%	3.85%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.445% for the Institutional Class shares, 0.545% for I-2 shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the revenue segment has contributed to performance, as the Fund’s exposure outperformed the broad municipal market.

»	Overweight exposure to the special tax sector contributed to performance, as the special tax sector outperformed the broad municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the healthcare sector outperformed the broad municipal market.

»	Underweight exposure to duration positioning detracted from performance, as muni yields decreased over the period.

»	Security selection within the pre-refunded segment detracted from performance, as the Fund’s exposure outperformed the broad municipal market.

»	Security selection within the electric utility sector detracted from performance, as the Fund’s exposure outperformed the broad municipal market.

ANNUAL REPORT	MARCH 31, 2020	7

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
I-2 - PCTPX	Class C - PCTGX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes

Ad Valorem Property Tax	17.2%

Water Revenue	12.6%

Health, Hospital & Nursing Home Revenue	8.2%

College & University Revenue	7.2%

General Fund	7.1%

Sales Tax Revenue	5.2%

Tobacco Settlement Funded	5.1%

Port, Airport & Marina Revenue	4.7%

Sewer Revenue	4.4%

Highway Revenue Tolls	2.9%

Electric Power & Light Revenue	2.9%

Lease (Non-Terminable)	2.4%

Natural Gas Revenue	2.4%

Appropriations	2.2%

Local or Guaranteed Housing	2.2%

Resource Recovery Revenue	1.6%

Lease (Abatement)	1.2%

Lease Revenue	1.0%

Other	5.6%

Short-Term Instruments‡	3.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	5.12%	4.24%	4.19%
PIMCO California Municipal Bond Fund I-2	5.02%	4.13%	4.09%
PIMCO California Municipal Bond Fund Class A	4.76%	3.87%	3.83%
PIMCO California Municipal Bond Fund Class A (adjusted)	2.41%	3.41%	3.32%
PIMCO California Municipal Bond Fund Class C	3.98%	3.10%	3.06%
PIMCO California Municipal Bond Fund Class C (adjusted)	2.98%	3.10%	3.06%
Bloomberg Barclays California Municipal Bond Index	4.21%	3.19%	3.66%
Lipper California Municipal Debt Funds Average	2.47%	2.86%	3.46%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.49% for the Institutional Class shares, 0.59% for I-2 shares, 0.84% for Class A shares, and 1.59% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight duration positioning contributed to performance, as municipal yields fell over the period.

»	Security selection within the revenue segment contributed to performance, as the Fund’s exposure outperformed the general municipal market.

»	Overweight exposure to the water & sewer sector contributed to performance, as the water & sewer sector outperformed the general municipal market.

»	Underweight exposure to the electric utility sector detracted from performance, as the electric utility sector outperformed the general municipal market.

»	Security selection within the lease-backed sector detracted from performance, as the Fund’s exposure underperformed the general municipal market.

»	A modest short interest rate position detracted from performance, as treasury yields fell over the period.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
I-2 - PCDPX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	12.3%

Electric Power & Light Revenue	10.2%

Water Revenue	9.1%

Recreational Revenue	7.1%

Ad Valorem Property Tax	6.9%

Local or Guaranteed Housing	5.5%

General Fund	5.5%

Tobacco Settlement Funded	5.4%

Port, Airport & Marina Revenue	5.1%

Tax Increment/Allocation Revenue	4.6%

Special Tax	4.4%

College & University Revenue	3.7%

Lease (Abatement)	3.6%

Sales Tax Revenue	2.4%

Natural Gas Revenue	2.3%

Highway Revenue Tolls	1.9%

Sewer Revenue	1.8%

Resource Recovery Revenue	1.5%

Lease (Non-Terminable)	1.3%

Transit Revenue	1.1%

Other	2.2%

Short-Term Instruments‡	2.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	1.19%	1.11%	0.95%	1.57%
PIMCO California Short Duration Municipal Income Fund I-2	1.08%	1.01%	0.85%	1.47%
PIMCO California Short Duration Municipal Income Fund Class A	0.78%	0.71%	0.55%	1.16%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	(1.49)%	0.25%	0.32%	0.99%
Bloomberg Barclays California 1 Year Municipal Bond Index	1.49%	1.03%	1.01%	1.74%
Lipper California Short/Intermediate Municipal Debt Funds Average	0.97%	1.32%	1.86%	2.39%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, and 0.73% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight duration positioning contributed to performance, as municipal yields decreased over the period.

»	Security selection within the revenue segment contributed to performance, as the Fund’s exposure outperformed the general municipal market.

»	Overweight exposure to the special tax sector contributed to performance, as the special tax sector outperformed the general municipal market.

»	Security selection within pre-refunded debt detracted from performance, as the Fund’s exposure underperformed the general municipal market.

»	Underweight exposure to the education sector detracted from performance, as the education sector outperformed the general municipal market.

»	Overweight exposure to the transportation sector during the second half of the period detracted from performance, as the transportation sector underperformed the general municipal market.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
I-2 - PYMPX	Class C - PYMCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	18.5%

Tobacco Settlement Funded	8.1%

Ad Valorem Property Tax	6.3%

Highway Revenue Tolls	5.6%

Electric Power & Light Revenue	5.4%

Sales Tax Revenue	5.3%

Industrial Revenue	5.2%

Income Tax Revenue	4.2%

Local or Guaranteed Housing	3.1%

College & University Revenue	2.9%

Nuclear Revenue	2.4%

Natural Gas Revenue	2.3%

Sewer Revenue	2.2%

Water Revenue	2.2%

Miscellaneous Revenue	2.0%

General Fund	1.9%

Transit Revenue	1.8%

Appropriations	1.8%

Lease Revenue	1.7%

Charter School Aid	1.6%

Port, Airport & Marina Revenue	1.6%

Resource Recovery Revenue	1.4%

Other	4.5%

Short-Term Instruments‡	7.3%

Corporate Bonds & Notes	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	2.63%	5.03%	5.82%	4.17%
PIMCO High Yield Municipal Bond Fund I-2	2.53%	4.92%	5.71%	4.07%
PIMCO High Yield Municipal Bond Fund Class A	2.33%	4.72%	5.51%	3.87%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	0.02%	4.24%	5.11%	3.64%
PIMCO High Yield Municipal Bond Fund Class C	1.57%	3.94%	4.73%	3.10%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	0.58%	3.94%	4.73%	3.10%
Bloomberg Barclays High Yield Municipal Bond Index	(0.74)%	4.20%	5.97%	4.55%
Lipper High Yield Municipal Debt Funds Average	(0.51)%	3.10%	4.85%	3.67%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.66% for the Institutional Class shares, 0.76% for I-2 shares, 0.96% for Class A shares, and 1.71% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the revenue segment contributed to performance, as the sector underperformed the general high yield muni market.

»	Underweight exposure to the industrial revenue sector contributed to performance, as the industrial revenue sector underperformed the general high yield muni market.

»	Underweight exposure to the healthcare sector contributed to performance, as the healthcare sector underperformed the general high yield muni market.

»	Underweight duration positioning detracted from performance, as muni yields decreased over the period.

»	Security selection within the housing sector detracted from performance, as the Fund’s exposure underperformed the broad municipal market.

»	Security selection within the electric utility sector detracted from performance, as the Fund’s exposure underperformed the broad municipal market.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
I-2 - PMUPX	Class C - PMLCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	14.7%

Highway Revenue Tolls	10.1%

Electric Power & Light Revenue	6.0%

Sales Tax Revenue	5.9%

Water Revenue	5.6%

Port, Airport & Marina Revenue	4.5%

Natural Gas Revenue	4.1%

Ad Valorem Property Tax	3.9%

Tobacco Settlement Funded	3.5%

Miscellaneous Revenue	3.5%

Income Tax Revenue	3.5%

Appropriations	3.3%

General Fund	2.9%

Transit Revenue	2.3%

Lease (Abatement)	2.2%

College & University Revenue	2.2%

Industrial Revenue	1.7%

Fuel Sales Tax Revenue	1.5%

Sewer Revenue	1.5%

Local or Guaranteed Housing	1.3%

Lease Revenue	1.1%

Other	5.4%

Short-Term Instruments‡	8.6%

Corporate Bonds & Notes	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	3.97%	3.86%	4.80%	4.17%
PIMCO Municipal Bond Fund I-2	3.86%	3.76%	4.70%	4.07%
PIMCO Municipal Bond Fund Class A	3.65%	3.54%	4.48%	3.82%
PIMCO Municipal Bond Fund Class A (adjusted)	1.31%	3.07%	4.08%	3.68%
PIMCO Municipal Bond Fund Class C	3.13%	3.03%	3.96%	3.31%
PIMCO Municipal Bond Fund Class C (adjusted)	2.13%	3.03%	3.96%	3.31%
Bloomberg Barclays Municipal Bond Index	3.85%	3.19%	4.15%	4.69%
Lipper General & Insured Municipal Debt Funds Average	2.49%	2.69%	3.91%	3.99%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.55% for the Institutional Class shares, 0.65% for I-2 shares, 0.86% for Class A shares, and 1.36% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the revenue segment has contributed to performance, as the Fund’s exposure outperformed the broad municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the healthcare sector outperformed the broad municipal market.

»	Security selection within the tobacco sector contributed to performance, as the Fund’s exposure outperformed the broad municipal market.

»	Underweight exposure to duration positioning detracted from performance, as muni yields decreased over the period.

»	Underweight exposure to the water & sewer sector detracted from performance, as the water & sewer sector outperformed the general municipal market.

»	Underweight exposure to the housing sector detracted from performance, as the housing sector outperformed the general municipal market.

ANNUAL REPORT	MARCH 31, 2020	11

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
I-2 - PMNPX	Class C - PMNNX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	10.0%

Electric Power & Light Revenue	9.2%

Highway Revenue Tolls	7.4%

Ad Valorem Property Tax	7.1%

Natural Gas Revenue	6.9%

Water Revenue	6.8%

College & University Revenue	5.8%

Tobacco Settlement Funded	5.2%

Port, Airport & Marina Revenue	4.1%

Appropriations	3.2%

Sales Tax Revenue	2.8%

Transit Revenue	2.3%

General Fund	2.1%

Lease (Appropriation)	1.7%

Income Tax Revenue	1.6%

Lease Revenue	1.5%

Industrial Revenue	1.5%

Miscellaneous Taxes	1.4%

Economic Development Revenue	1.4%

Resource Recovery Revenue	1.4%

Local or Guaranteed Housing	1.3%

Fuel Sales Tax Revenue	1.3%

Miscellaneous Revenue	1.2%

Sewer Revenue	1.1%

Hotel Occupancy Tax	1.0%

Other	1.5%

Short-Term Instruments‡	9.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	2.34%	2.77%	2.99%
PIMCO National Intermediate Municipal Bond Fund I-2	2.24%	2.67%	2.88%
PIMCO National Intermediate Municipal Bond Fund Class A	1.99%	2.41%	2.63%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	(0.27)%	1.95%	2.13%
PIMCO National Intermediate Municipal Bond Fund Class C	1.48%	1.90%	2.12%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	0.48%	1.90%	2.12%
Bloomberg Barclays 1-15 Year Municipal Bond Index	3.31%	2.74%	2.79%
Lipper Intermediate Municipal Debt Funds Average	2.13%	2.13%	2.25%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for the Institutional Class shares, 0.55% for I-2 shares, 0.80% for Class A shares, and 1.30% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the healthcare sector contributed to performance, as the healthcare sector outperformed the general municipal market.

»	Overweight exposure to the electric utility sector contributed to performance, as the electric utility sector outperformed the general municipal market.

»	Overweight exposure to the housing sector contributed to performance, as the housing sector outperformed the general municipal market.

»	Underweight duration positioning detracted from performance, as municipal yields decreased over the period.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the industrial revenue sector underperformed the general municipal market.

»	Security selection within the lease-backed sector detracted from performance, as the Fund’s exposure underperformed the general municipal market.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
I-2 - PNYPX	Class C - PBFCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes

Income Tax Revenue	14.6%

College & University Revenue	11.9%

Ad Valorem Property Tax	10.3%

Transit Revenue	7.1%

Health, Hospital & Nursing Home Revenue	5.3%

Highway Revenue Tolls	5.3%

Sales Tax Revenue	4.7%

Port, Airport & Marina Revenue	4.4%

Miscellaneous Revenue	4.1%

Local or Guaranteed Housing	3.4%

Water Revenue	2.8%

Lease Revenue	2.3%

Appropriations	2.0%

Industrial Revenue	1.8%

Tobacco Settlement Funded	1.5%

Electric Power & Light Revenue	1.5%

General Fund	1.1%

Other	4.0%

Short-Term Instruments‡	11.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	3.67%	3.24%	4.01%	4.75%
PIMCO New York Municipal Bond Fund I-2	3.57%	3.14%	3.91%	4.64%
PIMCO New York Municipal Bond Fund Class A	3.33%	2.90%	3.67%	4.38%
PIMCO New York Municipal Bond Fund Class A (adjusted)	1.01%	2.43%	3.27%	4.23%
PIMCO New York Municipal Bond Fund Class C	2.56%	2.13%	2.89%	3.62%
PIMCO New York Municipal Bond Fund Class C (adjusted)	1.56%	2.13%	2.89%	3.62%
Bloomberg Barclays New York Municipal Bond Index	3.30%	3.01%	3.92%	4.73%
Lipper New York Municipal Debt Funds Average	2.45%	2.72%	3.64%	4.13%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.535% for the Institutional Class shares, 0.635% for I-2 shares, 0.865% for Class A shares, and 1.615% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the education sector contributed to performance, as the education sector outperformed the broad municipal market.

»	Security selection within the industrial revenue sector contributed to performance, as the Fund’s exposure outperformed the broad municipal market.

»	Underweight exposure to the transportation sector contributed to performance, as the transportation sector underperformed the broad municipal market.

»	Underweight exposure to duration positioning detracted from performance, as muni yields decreased over the period

»	Underweight exposure to the water and sewer sector detracted from performance, as the water and sewer sector outperformed the broad municipal market.

»	Underweight exposure to the electric utility sector detracted from performance, as the electric utility sector outperformed the broad municipal market.

ANNUAL REPORT	MARCH 31, 2020	13

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class A - PSDAX
I-2 - PSDPX	Class C - PSDCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	18.7%

Electric Power & Light Revenue	15.9%

Ad Valorem Property Tax	10.1%

Natural Gas Revenue	7.2%

Highway Revenue Tolls	6.0%

Industrial Revenue	5.0%

College & University Revenue	4.5%

Miscellaneous Revenue	4.1%

Local or Guaranteed Housing	3.8%

Tobacco Settlement Funded	3.2%

Water Revenue	2.7%

Transit Revenue	2.4%

Lease Revenue	2.2%

Resource Recovery Revenue	2.1%

Appropriations	2.1%

Fuel Sales Tax Revenue	1.9%

Sales Tax Revenue	1.8%

Port, Airport & Marina Revenue	1.0%

Other	2.0%

Short-Term Instruments‡	3.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	1.74%	1.42%	1.25%	1.55%
PIMCO Short Duration Municipal Income Fund I-2	1.64%	1.32%	1.15%	1.45%
PIMCO Short Duration Municipal Income Fund Class A	1.34%	1.02%	0.85%	1.14%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	(0.90)%	0.55%	0.61%	1.03%
PIMCO Short Duration Municipal Income Fund Class C	1.04%	0.72%	0.55%	0.79%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	0.04%	0.72%	0.55%	0.79%
Bloomberg Barclays 1-Year Municipal Bond Index	1.69%	1.17%	1.07%	2.26%
Lipper Short Municipal Debt Funds Average	1.17%	0.96%	1.08%	2.27%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, 0.73% for Class A shares, and 1.03% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to duration positioning contributed to performance, as muni yields decreased over the period.

»	Security selection within the revenue segment contributed to performance, as the Fund’s exposure outperformed the broad municipal market.

»	Overweight exposure to the electric utility sector contributed to performance, as the electric utility sector outperformed the broad municipal market.

»	Security selection within the pre-refunded segment detracted from performance, as the Fund’s exposure outperformed the broad municipal market.

»	Underweight exposure to the water and sewer sector detracted from performance, as the water and sewer sector outperformed the broad municipal market.

»	Security selection within the lease-backed sector detracted from performance, as the Fund’s exposure outperformed the broad municipal market.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$994.50	$2.22	$1,000.00	$1,022.78	$2.25	0.445%
I-2	1,000.00	994.00	2.72	1,000.00	1,022.28	2.76	0.545
Class A	1,000.00	992.90	3.86	1,000.00	1,021.13	3.92	0.775
Class C	1,000.00	989.10	7.58	1,000.00	1,017.38	7.69	1.525

PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$1,001.50	$2.25	$1,000.00	$1,022.75	$2.28	0.45	%(a)
I-2	1,000.00	1,001.00	2.75	1,000.00	1,022.25	2.78	0.55	(a)
Class A	1,000.00	999.80	4.00	1,000.00	1,021.00	4.04	0.80	(a)
Class C	1,000.00	996.10	7.73	1,000.00	1,017.25	7.82	1.55	(a)

PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$998.30	$1.65	$1,000.00	$1,023.35	$1.67	0.33%
I-2	1,000.00	997.80	2.15	1,000.00	1,022.85	2.17	0.43
Class A	1,000.00	996.30	3.64	1,000.00	1,021.35	3.69	0.73

ANNUAL REPORT	MARCH 31, 2020	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$971.80	$3.01	$1,000.00	$1,021.95	$3.08	0.61	%(b)
I-2	1,000.00	971.30	3.50	1,000.00	1,021.45	3.59	0.71	(b)
Class A	1,000.00	970.30	4.48	1,000.00	1,020.45	4.60	0.91	(b)
Class C	1,000.00	966.70	8.16	1,000.00	1,016.70	8.37	1.66	(b)

PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$996.60	$2.50	$1,000.00	$1,022.50	$2.53	0.50	%(c)
I-2	1,000.00	996.10	2.99	1,000.00	1,022.00	3.03	0.60	(c)
Class A	1,000.00	995.10	4.04	1,000.00	1,020.95	4.09	0.81	(c)
Class C	1,000.00	992.60	6.53	1,000.00	1,018.45	6.61	1.31	(c)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$990.50	$2.24	$1,000.00	$1,022.75	$2.28	0.45%
I-2	1,000.00	990.00	2.74	1,000.00	1,022.25	2.78	0.55
Class A	1,000.00	988.70	3.98	1,000.00	1,021.00	4.04	0.80
Class C	1,000.00	986.30	6.46	1,000.00	1,018.50	6.56	1.30

PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$996.70	$2.42	$1,000.00	$1,022.58	$2.45	0.485	%(d)
I-2	1,000.00	996.20	2.92	1,000.00	1,022.08	2.96	0.585	(d)
Class A	1,000.00	995.00	4.06	1,000.00	1,020.93	4.12	0.815	(d)
Class C	1,000.00	991.30	7.79	1,000.00	1,017.18	7.89	1.565	(d)

PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,001.60	$1.65	$1,000.00	$1,023.35	$1.67	0.33%
I-2	1,000.00	1,001.10	2.15	1,000.00	1,022.85	2.17	0.43
Class A	1,000.00	999.60	3.65	1,000.00	1,021.35	3.69	0.73
Class C	1,000.00	998.10	5.15	1,000.00	1,019.85	5.20	1.03

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.02% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.15, $2.65, $3.90, $7.64 for Actual Performance and $2.17, $2.68, $3.94, $7.72 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(b) The Net Annualized Expense Ratio reflected in the expense example above includes 0.07% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.66, $3.15, $4.14, $7.82 for Actual Performance and $2.73, $3.23, $4.24, $8.02 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(c) The Net Annualized Expense Ratio reflected in the expense example above includes 0.06% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.20, $2.69, 3.74, $6.23 for Actual Performance and $2.23, $2.73, $3.79, $6.31 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(d) The Net Annualized Expense Ratio reflected in the expense example above includes 0.04% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.22, $2.72, $3.87, $7.59 for Actual Performance and $2.25, $2.76, $3.92, $7.69 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays 1-15 Year Municipal Bond Index

Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

Bloomberg Barclays 1-Year Municipal Bond Index

The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays California 1 Year Municipal Bond Index	Bloomberg Barclays California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years.

Bloomberg Barclays California Intermediate Municipal Bond Index

Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays California Municipal Bond Index

The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays High Yield Municipal Bond Index

The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment grade and non-rated U.S. tax-exempt bond market. It is an unmanaged index made up of dollar-denominated, fixed-rate municipal securities that are rated Ba1/BB+/BB+ or below or non-rated and that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Municipal Bond Index

Bloomberg Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays New York Municipal Bond Index

The Bloomberg Barclays New York Municipal Bond Index is the New York component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Intermediate Municipal Bond Fund
Institutional Class

03/31/2020	$9.82	$0.22	$0.03	$0.25	$(0.22)	$0.00	$(0.22)

03/31/2019	9.64	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	9.69	0.25	(0.05)	0.20	(0.25)	0.00	(0.25)

03/31/2017	9.97	0.24	(0.28)	(0.04)	(0.24)	0.00	(0.24)

03/31/2016	9.86	0.25	0.11	0.36	(0.25)	0.00	(0.25)
I-2

03/31/2020	9.82	0.21	0.03	0.24	(0.21)	0.00	(0.21)

03/31/2019	9.64	0.24	0.18	0.42	(0.24)	0.00	(0.24)

03/31/2018	9.69	0.24	(0.05)	0.19	(0.24)	0.00	(0.24)

03/31/2017	9.97	0.23	(0.28)	(0.05)	(0.23)	0.00	(0.23)

03/31/2016	9.86	0.24	0.11	0.35	(0.24)	0.00	(0.24)
Class A

03/31/2020	9.82	0.19	0.03	0.22	(0.19)	0.00	(0.19)

03/31/2019	9.64	0.22	0.18	0.40	(0.22)	0.00	(0.22)

03/31/2018	9.69	0.21	(0.05)	0.16	(0.21)	0.00	(0.21)

03/31/2017	9.97	0.21	(0.28)	(0.07)	(0.21)	0.00	(0.21)

03/31/2016	9.86	0.22	0.11	0.33	(0.22)	0.00	(0.22)
Class C

03/31/2020	9.82	0.12	0.03	0.15	(0.12)	0.00	(0.12)

03/31/2019	9.64	0.15	0.18	0.33	(0.15)	0.00	(0.15)

03/31/2018	9.69	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

03/31/2017	9.97	0.14	(0.28)	(0.14)	(0.14)	0.00	(0.14)

03/31/2016	9.86	0.14	0.11	0.25	(0.14)	0.00	(0.14)

PIMCO California Municipal Bond Fund
Institutional Class

03/31/2020	$10.89	$0.27	$0.29	$0.56	$(0.28)	$0.00	$(0.28)

03/31/2019	10.61	0.32	0.27	0.59	(0.31)	0.00	(0.31)

03/31/2018	10.52	0.33	0.09	0.42	(0.33)	0.00	(0.33)

03/31/2017	10.81	0.32	(0.29)	0.03	(0.32)	0.00	(0.32)

03/31/2016	10.47	0.30	0.34	0.64	(0.30)	0.00	(0.30)
I-2

03/31/2020	10.89	0.26	0.29	0.55	(0.27)	0.00	(0.27)

03/31/2019	10.61	0.31	0.27	0.58	(0.30)	0.00	(0.30)

03/31/2018	10.52	0.32	0.08	0.40	(0.31)	0.00	(0.31)

03/31/2017	10.81	0.31	(0.29)	0.02	(0.31)	0.00	(0.31)

03/31/2016	10.47	0.29	0.34	0.63	(0.29)	0.00	(0.29)
Class A

03/31/2020	10.89	0.23	0.29	0.52	(0.24)	0.00	(0.24)

03/31/2019	10.61	0.28	0.28	0.56	(0.28)	0.00	(0.28)

03/31/2018	10.52	0.30	0.08	0.38	(0.29)	0.00	(0.29)

03/31/2017	10.81	0.28	(0.29)	(0.01)	(0.28)	0.00	(0.28)

03/31/2016	10.47	0.27	0.34	0.61	(0.27)	0.00	(0.27)
Class C

03/31/2020	10.89	0.15	0.28	0.43	(0.15)	0.00	(0.15)

03/31/2019	10.61	0.20	0.28	0.48	(0.20)	0.00	(0.20)

03/31/2018	10.52	0.22	0.08	0.30	(0.21)	0.00	(0.21)

03/31/2017	10.81	0.20	(0.29)	(0.09)	(0.20)	0.00	(0.20)

03/31/2016	10.47	0.19	0.34	0.53	(0.19)	0.00	(0.19)

PIMCO California Short Duration Municipal Income Fund
Institutional Class

03/31/2020	$9.88	$0.15	$(0.03)	$0.12	$(0.16)	$0.00	$(0.16)

03/31/2019	9.82	0.16	0.06	0.22	(0.16)	0.00	(0.16)

03/31/2018	9.87	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)

03/31/2017	9.94	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)

03/31/2016	9.94	0.09	0.00	0.09	(0.09)	0.00	(0.09)

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.85	2.57%	$86,747	0.445%	0.445%	0.445%	0.445%	2.24%	35%

9.82	4.54	79,510	0.445	0.445	0.445	0.445	2.61	31

9.64	2.01	57,131	0.445	0.445	0.445	0.445	2.52	15

9.69	(0.37)	41,743	0.445	0.445	0.445	0.445	2.44	41

9.97	3.70	51,348	0.445	0.445	0.445	0.445	2.53	24

9.85	2.47	18,183	0.545	0.545	0.545	0.545	2.15	35

9.82	4.44	16,630	0.545	0.545	0.545	0.545	2.50	31

9.64	1.91	30,311	0.545	0.545	0.545	0.545	2.41	15

9.69	(0.47)	28,220	0.545	0.545	0.545	0.545	2.36	41

9.97	3.59	16,017	0.545	0.545	0.545	0.545	2.43	24

9.85	2.24	71,243	0.775	0.775	0.775	0.775	1.90	35

9.82	4.20	50,298	0.775	0.775	0.775	0.775	2.27	31

9.64	1.68	49,614	0.775	0.775	0.775	0.775	2.18	15

9.69	(0.70)	44,936	0.775	0.775	0.775	0.775	2.12	41

9.97	3.36	42,785	0.775	0.775	0.775	0.775	2.20	24

9.85	1.47	7,727	1.525	1.525	1.525	1.525	1.18	35

9.82	3.43	8,991	1.525	1.525	1.525	1.525	1.52	31

9.64	0.92	9,501	1.525	1.525	1.525	1.525	1.43	15

9.69	(1.45)	11,160	1.525	1.525	1.525	1.525	1.37	41

9.97	2.59	11,946	1.525	1.525	1.525	1.525	1.45	24

$11.17	5.12%	$18,625	0.46%	0.46%	0.44%	0.44%	2.41%	41%

10.89	5.71	6,904	0.49	0.49	0.44	0.44	2.98	36

10.61	3.97	4,988	0.50	0.50	0.44	0.44	3.13	43

10.52	0.23	3,417	0.46	0.46	0.44	0.44	2.93	133

10.81	6.26	4,434	0.44	0.44	0.44	0.44	2.90	89

11.17	5.02	5,044	0.56	0.56	0.54	0.54	2.32	41

10.89	5.61	1,597	0.59	0.59	0.54	0.54	2.90	36

10.61	3.86	518	0.60	0.60	0.54	0.54	3.02	43

10.52	0.13	671	0.56	0.56	0.54	0.54	2.81	133

10.81	6.16	432	0.54	0.54	0.54	0.54	2.73	89

11.17	4.76	31,576	0.81	0.81	0.79	0.79	2.09	41

10.89	5.35	21,456	0.84	0.84	0.79	0.79	2.63	36

10.61	3.60	8,453	0.85	0.85	0.79	0.79	2.78	43

10.52	(0.12)	5,877	0.81	0.81	0.79	0.79	2.60	133

10.81	5.90	5,630	0.79	0.79	0.79	0.79	2.53	89

11.17	3.98	2,030	1.56	1.56	1.54	1.54	1.36	41

10.89	4.56	2,074	1.59	1.59	1.54	1.54	1.88	36

10.61	2.83	1,800	1.60	1.60	1.54	1.54	2.02	43

10.52	(0.87)	2,190	1.56	1.56	1.54	1.54	1.83	133

10.81	5.11	2,343	1.54	1.54	1.54	1.54	1.79	89

$9.84	1.19%	$99,403	0.33%	0.33%	0.33%	0.33%	1.56%	69%

9.88	2.29	83,637	0.33	0.33	0.33	0.33	1.67	67

9.82	0.82	85,293	0.33	0.33	0.33	0.33	1.45	60

9.87	0.34	76,914	0.33	0.33	0.33	0.33	1.04	71

9.94	0.96	72,156	0.33	0.33	0.33	0.33	0.95	42

ANNUAL REPORT	MARCH 31, 2020	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Short Duration Municipal Income Fund (Cont.)
I-2

03/31/2020	$9.88	$0.15	$(0.04)	$0.11	$(0.15)	$0.00	$(0.15)

03/31/2019	9.82	0.15	0.06	0.21	(0.15)	0.00	(0.15)

03/31/2018	9.87	0.13	(0.06)	0.07	(0.12)	0.00	(0.12)

03/31/2017	9.94	0.09	(0.07)	0.02	(0.09)	0.00	(0.09)

03/31/2016	9.94	0.08	0.00	0.08	(0.08)	0.00	(0.08)
Class A

03/31/2020	9.88	0.11	(0.03)	0.08	(0.12)	0.00	(0.12)

03/31/2019	9.82	0.12	0.06	0.18	(0.12)	0.00	(0.12)

03/31/2018	9.87	0.10	(0.06)	0.04	(0.09)	0.00	(0.09)

03/31/2017	9.94	0.06	(0.07)	(0.01)	(0.06)	0.00	(0.06)

03/31/2016	9.94	0.05	0.00	0.05	(0.05)	0.00	(0.05)

PIMCO High Yield Municipal Bond Fund
Institutional Class

03/31/2020	$9.15	$0.34	$(0.09)	$0.25	$(0.35)	$(0.02)	$(0.37)

03/31/2019	8.98	0.37	0.18	0.55	(0.37)	(0.01)	(0.38)

03/31/2018	8.82	0.40	0.15	0.55	(0.39)	0.00	(0.39)

03/31/2017	8.96	0.37	(0.15)	0.22	(0.36)	0.00	(0.36)

03/31/2016	8.71	0.37	0.26	0.63	(0.38)	0.00	(0.38)
I-2

03/31/2020	9.15	0.33	(0.09)	0.24	(0.34)	(0.02)	(0.36)

03/31/2019	8.98	0.36	0.18	0.54	(0.36)	(0.01)	(0.37)

03/31/2018	8.82	0.39	0.15	0.54	(0.38)	0.00	(0.38)

03/31/2017	8.96	0.36	(0.14)	0.22	(0.36)	0.00	(0.36)

03/31/2016	8.71	0.37	0.25	0.62	(0.37)	0.00	(0.37)
Class A

03/31/2020	9.15	0.32	(0.10)	0.22	(0.32)	(0.02)	(0.34)

03/31/2019	8.98	0.35	0.18	0.53	(0.35)	(0.01)	(0.36)

03/31/2018	8.82	0.37	0.15	0.52	(0.36)	0.00	(0.36)

03/31/2017	8.96	0.34	(0.14)	0.20	(0.34)	0.00	(0.34)

03/31/2016	8.71	0.35	0.25	0.60	(0.35)	0.00	(0.35)
Class C

03/31/2020	9.15	0.25	(0.10)	0.15	(0.25)	(0.02)	(0.27)

03/31/2019	8.98	0.28	0.18	0.46	(0.28)	(0.01)	(0.29)

03/31/2018	8.82	0.30	0.15	0.45	(0.29)	0.00	(0.29)

03/31/2017	8.96	0.28	(0.15)	0.13	(0.27)	0.00	(0.27)

03/31/2016	8.71	0.29	0.25	0.54	(0.29)	0.00	(0.29)

PIMCO Municipal Bond Fund
Institutional Class

03/31/2020	$9.87	$0.31	$0.08	$0.39	$(0.31)	$0.00	$(0.31)

03/31/2019	9.74	0.36	0.13	0.49	(0.36)	0.00	(0.36)

03/31/2018	9.63	0.36	0.10	0.46	(0.35)	0.00	(0.35)

03/31/2017	9.90	0.33	(0.27)	0.06	(0.33)	0.00	(0.33)

03/31/2016	9.78	0.35	0.12	0.47	(0.35)	0.00	(0.35)
I-2

03/31/2020	9.87	0.30	0.08	0.38	(0.30)	0.00	(0.30)

03/31/2019	9.74	0.35	0.13	0.48	(0.35)	0.00	(0.35)

03/31/2018	9.63	0.35	0.10	0.45	(0.34)	0.00	(0.34)

03/31/2017	9.90	0.32	(0.27)	0.05	(0.32)	0.00	(0.32)

03/31/2016	9.78	0.34	0.12	0.46	(0.34)	0.00	(0.34)
Class A

03/31/2020	9.87	0.28	0.08	0.36	(0.28)	0.00	(0.28)

03/31/2019	9.74	0.33	0.13	0.46	(0.33)	0.00	(0.33)

03/31/2018	9.63	0.33	0.10	0.43	(0.32)	0.00	(0.32)

03/31/2017	9.90	0.30	(0.27)	0.03	(0.30)	0.00	(0.30)

03/31/2016	9.78	0.32	0.12	0.44	(0.32)	0.00	(0.32)

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.84	1.08%	$14,414	0.43%	0.43%	0.43%	0.43%	1.47%	69%

9.88	2.19	15,105	0.43	0.43	0.43	0.43	1.57	67

9.82	0.72	13,029	0.43	0.43	0.43	0.43	1.35	60

9.87	0.24	12,435	0.43	0.43	0.43	0.43	0.93	71

9.94	0.85	22,854	0.43	0.43	0.43	0.43	0.83	42

9.84	0.78	31,745	0.73	0.73	0.73	0.73	1.15	69

9.88	1.88	26,500	0.73	0.73	0.73	0.73	1.26	67

9.82	0.41	32,447	0.73	0.73	0.73	0.73	1.05	60

9.87	(0.06)	32,973	0.73	0.73	0.73	0.73	0.64	71

9.94	0.55	39,619	0.73	0.73	0.73	0.73	0.53	42

$9.03	2.63%	$548,772	0.63%	0.63%	0.55%	0.55%	3.67%	68%

9.15	6.35	496,572	0.66	0.66	0.55	0.55	4.16	68

8.98	6.28	356,911	0.61	0.61	0.55	0.55	4.42	72

8.82	2.52	256,810	0.58	0.58	0.55	0.55	4.06	124

8.96	7.47	313,824	0.56	0.56	0.55	0.55	4.27	58

9.03	2.53	277,552	0.73	0.73	0.65	0.65	3.54	68

9.15	6.24	189,819	0.76	0.76	0.65	0.65	4.06	68

8.98	6.17	145,344	0.71	0.71	0.65	0.65	4.32	72

8.82	2.42	106,553	0.68	0.68	0.65	0.65	3.98	124

8.96	7.36	114,366	0.66	0.66	0.65	0.65	4.26	58

9.03	2.33	674,955	0.93	0.93	0.85	0.85	3.36	68

9.15	6.03	585,792	0.96	0.96	0.85	0.85	3.86	68

8.98	5.96	425,741	0.91	0.91	0.85	0.85	4.12	72

8.82	2.21	254,421	0.88	0.88	0.85	0.85	3.82	124

8.96	7.15	204,636	0.86	0.86	0.85	0.85	4.05	58

9.03	1.57	87,883	1.68	1.68	1.60	1.60	2.63	68

9.15	5.25	87,662	1.71	1.71	1.60	1.60	3.11	68

8.98	5.17	78,881	1.66	1.66	1.60	1.60	3.37	72

8.82	1.45	87,189	1.63	1.63	1.60	1.60	3.06	124

8.96	6.35	89,274	1.61	1.61	1.60	1.60	3.32	58

$9.95	3.97%	$360,957	0.51%	0.51%	0.44%	0.44%	3.09%	55%

9.87	5.16	268,422	0.55	0.55	0.44	0.44	3.76	48

9.74	4.80	192,741	0.48	0.48	0.44	0.44	3.71	64

9.63	0.55	155,155	0.48	0.48	0.44	0.44	3.33	131

9.90	4.90	168,010	0.45	0.45	0.44	0.44	3.61	85

9.95	3.86	283,911	0.61	0.61	0.54	0.54	2.99	55

9.87	5.06	204,834	0.65	0.65	0.54	0.54	3.66	48

9.74	4.70	143,000	0.58	0.58	0.54	0.54	3.60	64

9.63	0.45	121,413	0.58	0.58	0.54	0.54	3.23	131

9.90	4.79	124,575	0.55	0.55	0.54	0.54	3.50	85

9.95	3.65	479,418	0.82	0.82	0.75	0.75	2.77	55

9.87	4.84	349,323	0.86	0.86	0.75	0.75	3.45	48

9.74	4.48	293,311	0.79	0.79	0.75	0.75	3.39	64

9.63	0.24	252,762	0.79	0.79	0.75	0.75	3.02	131

9.90	4.57	267,799	0.76	0.76	0.75	0.75	3.28	85

ANNUAL REPORT	MARCH 31, 2020	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Municipal Bond Fund (Cont.)
Class C

03/31/2020	$9.87	$0.23	$0.08	$0.31	$(0.23)	$0.00	$(0.23)

03/31/2019	9.74	0.29	0.12	0.41	(0.28)	0.00	(0.28)

03/31/2018	9.63	0.28	0.10	0.38	(0.27)	0.00	(0.27)

03/31/2017	9.90	0.25	(0.27)	(0.02)	(0.25)	0.00	(0.25)

03/31/2016	9.78	0.27	0.12	0.39	(0.27)	0.00	(0.27)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class

03/31/2020	$10.61	$0.25	$0.00	$0.25	$(0.25)	$0.00	$(0.25)

03/31/2019	10.39	0.28	0.22	0.50	(0.28)	0.00	(0.28)

03/31/2018	10.37	0.27	0.02	0.29	(0.27)	0.00	(0.27)

03/31/2017	10.63	0.24	(0.26)	(0.02)	(0.24)	0.00	(0.24)

03/31/2016	10.44	0.23	0.19	0.42	(0.23)	0.00	(0.23)
I-2

03/31/2020	10.61	0.24	0.00	0.24	(0.24)	0.00	(0.24)

03/31/2019	10.39	0.27	0.22	0.49	(0.27)	0.00	(0.27)

03/31/2018	10.37	0.26	0.02	0.28	(0.26)	0.00	(0.26)

03/31/2017	10.63	0.23	(0.26)	(0.03)	(0.23)	0.00	(0.23)

03/31/2016	10.44	0.23	0.18	0.41	(0.22)	0.00	(0.22)
Class A

03/31/2020	10.61	0.21	0.00	0.21	(0.21)	0.00	(0.21)

03/31/2019	10.39	0.24	0.22	0.46	(0.24)	0.00	(0.24)

03/31/2018	10.37	0.23	0.02	0.25	(0.23)	0.00	(0.23)

03/31/2017	10.63	0.21	(0.27)	(0.06)	(0.20)	0.00	(0.20)

03/31/2016	10.44	0.20	0.19	0.39	(0.20)	0.00	(0.20)
Class C

03/31/2020	10.61	0.16	0.00	0.16	(0.16)	0.00	(0.16)

03/31/2019	10.39	0.19	0.22	0.41	(0.19)	0.00	(0.19)

03/31/2018	10.37	0.18	0.02	0.20	(0.18)	0.00	(0.18)

03/31/2017	10.63	0.15	(0.26)	(0.11)	(0.15)	0.00	(0.15)

03/31/2016	10.44	0.15	0.19	0.34	(0.15)	0.00	(0.15)

PIMCO New York Municipal Bond Fund
Institutional Class

03/31/2020	$11.27	$0.27	$0.14	$0.41	$(0.27)	$0.00	$(0.27)

03/31/2019	11.09	0.37	0.17	0.54	(0.36)	0.00	(0.36)

03/31/2018	11.13	0.37	(0.04)	0.33	(0.37)	0.00	(0.37)

03/31/2017	11.43	0.38	(0.30)	0.08	(0.38)	0.00	(0.38)

03/31/2016	11.40	0.41	0.03	0.44	(0.41)	0.00	(0.41)
I-2

03/31/2020	11.27	0.26	0.14	0.40	(0.26)	0.00	(0.26)

03/31/2019	11.09	0.36	0.17	0.53	(0.35)	0.00	(0.35)

03/31/2018	11.13	0.36	(0.05)	0.31	(0.35)	0.00	(0.35)

03/31/2017	11.43	0.37	(0.30)	0.07	(0.37)	0.00	(0.37)

03/31/2016	11.40	0.40	0.03	0.43	(0.40)	0.00	(0.40)
Class A

03/31/2020	11.27	0.23	0.15	0.38	(0.24)	0.00	(0.24)

03/31/2019	11.09	0.33	0.18	0.51	(0.33)	0.00	(0.33)

03/31/2018	11.13	0.34	(0.05)	0.29	(0.33)	0.00	(0.33)

03/31/2017	11.43	0.35	(0.31)	0.04	(0.34)	0.00	(0.34)

03/31/2016	11.40	0.37	0.03	0.40	(0.37)	0.00	(0.37)
Class C

03/31/2020	11.27	0.15	0.14	0.29	(0.15)	0.00	(0.15)

03/31/2019	11.09	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	11.13	0.25	(0.05)	0.20	(0.24)	0.00	(0.24)

03/31/2017	11.43	0.26	(0.30)	(0.04)	(0.26)	0.00	(0.26)

03/31/2016	11.40	0.28	0.04	0.32	(0.29)	0.00	(0.29)

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.95	3.13%	$60,524	1.32%	1.32%	1.25%	1.25%	2.31%	55%

9.87	4.32	71,628	1.36	1.36	1.25	1.25	2.95	48

9.74	3.96	83,990	1.29	1.29	1.25	1.25	2.89	64

9.63	(0.26)	109,216	1.29	1.29	1.25	1.25	2.52	131

9.90	4.05	121,156	1.26	1.26	1.25	1.25	2.79	85

$10.61	2.34%	$70,892	0.45%	0.45%	0.45%	0.45%	2.31%	28%

10.61	4.90	45,549	0.45	0.45	0.45	0.45	2.70	20

10.39	2.76	22,430	0.45	0.45	0.45	0.45	2.54	24

10.37	(0.19)	15,993	0.45	0.45	0.45	0.45	2.24	73

10.63	4.13	25,568	0.45	0.45	0.45	0.45	2.21	41

10.61	2.24	27,703	0.55	0.55	0.55	0.55	2.21	28

10.61	4.79	19,793	0.55	0.55	0.55	0.55	2.60	20

10.39	2.66	20,126	0.55	0.55	0.55	0.55	2.44	24

10.37	(0.29)	16,012	0.55	0.55	0.55	0.55	2.18	73

10.63	4.02	14,161	0.55	0.55	0.55	0.55	2.17	41

10.61	1.99	39,933	0.80	0.80	0.80	0.80	1.97	28

10.61	4.53	31,794	0.80	0.80	0.80	0.80	2.35	20

10.39	2.40	25,057	0.80	0.80	0.80	0.80	2.18	24

10.37	(0.54)	23,353	0.80	0.80	0.80	0.80	1.94	73

10.63	3.76	16,611	0.80	0.80	0.80	0.80	1.92	41

10.61	1.48	2,363	1.30	1.30	1.30	1.30	1.50	28

10.61	4.02	3,122	1.30	1.30	1.30	1.30	1.84	20

10.39	1.89	3,734	1.30	1.30	1.30	1.30	1.67	24

10.37	(1.04)	4,724	1.30	1.30	1.30	1.30	1.42	73

10.63	3.25	5,155	1.30	1.30	1.30	1.30	1.42	41

$11.41	3.67%	$147,314	0.495%	0.495%	0.445%	0.445%	2.36%	56%

11.27	5.01	91,943	0.535	0.535	0.445	0.445	3.33	18

11.09	2.93	58,949	0.485	0.485	0.445	0.445	3.33	25

11.13	0.70	50,082	0.455	0.455	0.445	0.445	3.34	63

11.43	3.94	56,393	0.445	0.445	0.445	0.445	3.61	36

11.41	3.57	46,782	0.595	0.595	0.545	0.545	2.23	56

11.27	4.91	18,298	0.635	0.635	0.545	0.545	3.24	18

11.09	2.83	13,426	0.585	0.585	0.545	0.545	3.22	25

11.13	0.59	11,896	0.555	0.555	0.545	0.545	3.26	63

11.43	3.84	9,664	0.545	0.545	0.545	0.545	3.50	36

11.41	3.33	382,717	0.825	0.825	0.775	0.775	2.00	56

11.27	4.67	204,469	0.865	0.865	0.775	0.775	3.00	18

11.09	2.59	141,421	0.815	0.815	0.775	0.775	3.00	25

11.13	0.36	95,676	0.785	0.785	0.775	0.775	3.03	63

11.43	3.60	70,983	0.775	0.775	0.775	0.775	3.26	36

11.41	2.56	24,957	1.575	1.575	1.525	1.525	1.28	56

11.27	3.89	19,464	1.615	1.615	1.525	1.525	2.25	18

11.09	1.83	16,880	1.565	1.565	1.525	1.525	2.24	25

11.13	(0.39)	18,201	1.535	1.535	1.525	1.525	2.28	63

11.43	2.83	14,411	1.525	1.525	1.525	1.525	2.52	36

ANNUAL REPORT	MARCH 31, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Short Duration Municipal Income Fund
Institutional Class

03/31/2020	$8.42	$0.16	$(0.01)	$0.15	$(0.16)	$0.00	$(0.16)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

03/31/2017	8.47	0.11	(0.07)	0.04	(0.11)	0.00	(0.11)

03/31/2016	8.49	0.11	(0.02)	0.09	(0.11)	0.00	(0.11)
I-2

03/31/2020	8.42	0.15	(0.01)	0.14	(0.15)	0.00	(0.15)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)

03/31/2017	8.47	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)

03/31/2016	8.49	0.10	(0.02)	0.08	(0.10)	0.00	(0.10)
Class A

03/31/2020	8.42	0.12	(0.01)	0.11	(0.12)	0.00	(0.12)

03/31/2019	8.35	0.13	0.07	0.20	(0.13)	0.00	(0.13)

03/31/2018	8.40	0.11	(0.06)	0.05	(0.10)	0.00	(0.10)

03/31/2017	8.47	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)

03/31/2016	8.49	0.07	(0.02)	0.05	(0.07)	0.00	(0.07)
Class C

03/31/2020	8.42	0.10	(0.01)	0.09	(0.10)	0.00	(0.10)

03/31/2019	8.35	0.11	0.07	0.18	(0.11)	0.00	(0.11)

03/31/2018	8.40	0.08	(0.05)	0.03	(0.08)	0.00	(0.08)

03/31/2017	8.47	0.05	(0.07)	(0.02)	(0.05)	0.00	(0.05)

03/31/2016	8.49	0.05	(0.02)	0.03	(0.05)	0.00	(0.05)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.41	1.74%	$103,010	0.33%	0.33%	0.33%	0.33%	1.84%	53%

8.42	2.84	90,738	0.33	0.33	0.33	0.33	1.98	64

8.35	1.03	66,613	0.33	0.33	0.33	0.33	1.71	50

8.40	0.47	54,794	0.33	0.33	0.33	0.33	1.29	70

8.47	1.04	61,691	0.33	0.33	0.33	0.33	1.27	31

8.41	1.64	35,931	0.43	0.43	0.43	0.43	1.73	53

8.42	2.74	25,282	0.43	0.43	0.43	0.43	1.87	64

8.35	0.93	21,810	0.43	0.43	0.43	0.43	1.62	50

8.40	0.37	31,141	0.43	0.43	0.43	0.43	1.16	70

8.47	0.94	67,777	0.43	0.43	0.43	0.43	1.16	31

8.41	1.34	109,016	0.73	0.73	0.73	0.73	1.44	53

8.42	2.43	92,478	0.73	0.73	0.73	0.73	1.57	64

8.35	0.63	83,432	0.73	0.73	0.73	0.73	1.31	50

8.40	0.06	88,712	0.73	0.73	0.73	0.73	0.88	70

8.47	0.64	102,229	0.73	0.73	0.73	0.73	0.87	31

8.41	1.04	6,307	1.03	1.03	1.03	1.03	1.15	53

8.42	2.13	6,918	1.03	1.03	1.03	1.03	1.26	64

8.35	0.33	8,043	1.03	1.03	1.03	1.03	1.00	50

8.40	(0.24)	11,801	1.03	1.03	1.03	1.03	0.59	70

8.47	0.34	14,882	1.03	1.03	1.03	1.03	0.58	31

ANNUAL REPORT	MARCH 31, 2020	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:

Investments, at value
Investments in securities*	$176,455	$56,819	$139,678	$1,531,605
Investments in Affiliates	3,392	2,164	732	118,618
Financial Derivative Instruments
Over the counter	0	0	0	340
Cash	932	0	0	1
Receivable for investments sold	2,127	1	4,372	8,887
Receivable for Fund shares sold	359	425	105	2,447
Interest and/or dividends receivable	1,963	590	1,398	17,468
Dividends receivable from Affiliates	7	6	8	186
Other assets	0	4	0	4
Total Assets	185,235	60,009	146,293	1,679,556

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$0	$612	$0	$65,248
Payable for investments purchased	932	2,024	0	15,191
Payable for investments in Affiliates purchased	7	6	8	186
Deposits from counterparty	0	0	0	350
Payable for Fund shares redeemed	213	48	667	7,489
Distributions payable	84	8	3	649
Accrued investment advisory fees	35	10	22	428
Accrued supervisory and administrative fees	42	15	24	417
Accrued distribution fees	5	1	0	57
Accrued servicing fees	17	8	7	169
Other liabilities	0	2	0	210
Total Liabilities	1,335	2,734	731	90,394

Net Assets	$183,900	$57,275	$145,562	$1,589,162

Net Assets Consist of:

Paid in capital	$179,602	$55,988	$150,204	$1,575,070
Distributable earnings (accumulated loss)	4,298	1,287	(4,642)	14,092

Net Assets	$183,900	$57,275	$145,562	$1,589,162

Cost of investments in securities	$170,293	$55,225	$139,517	$1,531,656
Cost of investments in Affiliates	$3,390	$2,176	$731	$119,002

* Includes repurchase agreements of:	$602	$122	$2,169	$1,500

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$1,103,069	$128,005	$529,738	$243,105
102,994	12,345	71,366	7,734

194	0	0	0
0	652	1,368	1
6,282	0	0	2,930
9,149	555	1,452	540
13,219	1,446	5,302	2,580
134	10	75	30
3	0	0	0
1,235,044	143,013	609,301	256,920

$35,411	$0	$3,781	$0
8,478	1,788	2,081	0
134	10	75	30
0	0	0	0
5,090	253	1,193	2,506
393	5	15	3
195	25	114	39
285	31	143	51
25	1	16	2
113	9	87	25
110	0	26	0
50,234	2,122	7,531	2,656

$1,184,810	$140,891	$601,770	$254,264

$1,148,642	$139,252	$591,478	$261,197
36,168	1,639	10,292	(6,933)

$1,184,810	$140,891	$601,770	$254,264

$1,060,087	$124,758	$516,302	$241,255
$103,558	$12,372	$71,795	$7,763

$508	$547	$0	$384

ANNUAL REPORT	MARCH 31, 2020	27

Statements of Assets and Liabilities (Cont.)

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:

Institutional Class	$86,747	$18,625	$99,403	$548,772
I-2	18,183	5,044	14,414	277,552
Class A	71,243	31,576	31,745	674,955
Class C	7,727	2,030	N/A	87,883

Shares Issued and Outstanding:

Institutional Class	8,811	1,668	10,105	60,773
I-2	1,847	452	1,465	30,737
Class A	7,236	2,826	3,227	74,744
Class C	785	182	N/A	9,732

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.85	$11.17	$9.84	$9.03
I-2	9.85	11.17	9.84	9.03
Class A	9.85	11.17	9.84	9.03
Class C	9.85	11.17	N/A	9.03

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$360,957	$70,892	$147,314	$103,010
283,911	27,703	46,782	35,931
479,418	39,933	382,717	109,016
60,524	2,363	24,957	6,307

36,287	6,682	12,906	12,248
28,541	2,611	4,099	4,272
48,195	3,764	33,529	12,962
6,084	223	2,186	750

$9.95	$10.61	$11.41	$8.41
9.95	10.61	11.41	8.41
9.95	10.61	11.41	8.41
9.95	10.61	11.41	8.41

ANNUAL REPORT	MARCH 31, 2020	29

Statements of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:

Interest	$4,611	$1,364	$2,593	$69,073
Dividends from Investments in Affiliates	139	47	100	2,212
Total Income	4,750	1,411	2,693	71,285

Expenses:

Investment advisory fees	398	102	256	4,980
Supervisory and administrative fees	464	150	272	4,834
Distribution fees - Class C	60	17	N/A	703
Servicing fees - Class A	162	80	72	1,824
Servicing fees - Class C	20	6	N/A	234
Trustee fees	1	0	1	9
Interest expense	3	12	0	1,329
Miscellaneous expense	0	0	0	1
Total Expenses	1,108	367	601	13,914

Net Investment Income (Loss)	3,642	1,044	2,092	57,371

Net Realized Gain (Loss):

Investments in securities	192	98	(136)	34,304
Investments in Affiliates	(68)	(58)	(82)	(1,088)
Exchange-traded or centrally cleared financial derivative instruments	0	(80)	0	(16,224)
Over the counter financial derivative instruments	0	0	0	282

Net Realized Gain (Loss)	124	(40)	(218)	17,274

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(838)	474	(669)	(51,983)
Investments in Affiliates	(2)	(13)	(1)	(431)
Exchange-traded or centrally cleared financial derivative instruments	0	14	0	1,775
Over the counter financial derivative instruments	0	0	0	340

Net Change in Unrealized Appreciation (Depreciation)	(840)	475	(670)	(50,299)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,926	$1,479	$1,204	$24,346

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$36,799	$3,173	$13,775	$4,925
1,030	113	588	242
37,829	3,286	14,363	5,167

2,100	261	1,138	429
3,068	335	1,428	551
322	13	186	20
1,093	89	826	252
161	7	62	17
6	1	2	1
751	0	258	1
0	0	0	0
7,501	706	3,900	1,271

30,328	2,580	10,463	3,896

11,602	(127)	(789)	(230)
(515)	(43)	(299)	(247)
(5,904)	0	704	0
161	0	0	0

5,344	(170)	(384)	(477)

(5,416)	(344)	470	(260)
(615)	(31)	(440)	(30)
467	0	789	0
194	0	0	0

(5,370)	(375)	819	(290)

$30,302	$2,035	$10,898	$3,129

ANNUAL REPORT	MARCH 31, 2020	31

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,642	$3,412	$1,044	$628	$2,092	$2,113	$57,371	$48,667
Net realized gain (loss)	124	(254)	(40)	(70)	(218)	(144)	17,274	4,642
Net change in unrealized appreciation (depreciation)	(840)	3,493	475	775	(670)	1,049	(50,299)	18,098

Net Increase (Decrease) in Net Assets Resulting from Operations	2,926	6,651	1,479	1,333	1,204	3,018	24,346	71,407

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,938)	(1,684)	(260)	(156)	(1,559)	(1,535)	(22,183)	(20,137)
I-2	(374)	(473)	(78)	(24)	(221)	(211)	(10,340)	(7,490)
Class A	(1,228)	(1,124)	(673)	(407)	(338)	(356)	(26,521)	(20,096)
Class C	(94)	(136)	(31)	(37)	N/A	N/A	(2,702)	(2,718)

Total Distributions(a)	(3,634)	(3,417)	(1,042)	(624)	(2,118)	(2,102)	(61,746)	(50,441)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	29,179	5,638	24,807	15,563	21,234	(6,443)	266,717	332,002

Total Increase (Decrease) in Net Assets	28,471	8,872	25,244	16,272	20,320	(5,527)	229,317	352,968

Net Assets:

Beginning of year	155,429	146,557	32,031	15,759	125,242	130,769	1,359,845	1,006,877
End of year	$183,900	$155,429	$57,275	$32,031	$145,562	$125,242	$1,589,162	$1,359,845

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund		PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund		PIMCO Short Duration Municipal Income Fund

Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

$30,328	$26,720	$2,580	$2,038	$10,463	$8,142	$3,896	$3,425
5,344	794	(170)	(49)	(384)	(473)	(477)	(348)
(5,370)	11,515	(375)	2,084	819	5,499	(290)	2,034

30,302	39,029	2,035	4,073	10,898	13,168	3,129	5,111

(9,297)	(8,057)	(1,309)	(842)	(2,784)	(2,429)	(1,805)	(1,614)
(7,382)	(5,760)	(530)	(481)	(715)	(501)	(572)	(390)
(12,108)	(10,424)	(703)	(656)	(6,602)	(4,759)	(1,461)	(1,336)
(1,487)	(2,244)	(39)	(62)	(317)	(378)	(77)	(96)

(30,274)	(26,485)	(2,581)	(2,041)	(10,418)	(8,067)	(3,915)	(3,436)

290,575	168,621	41,179	26,879	267,116	98,397	39,634	33,843

290,603	181,165	40,633	28,911	267,596	103,498	38,848	35,518

894,207	713,042	100,258	71,347	334,174	230,676	215,416	179,898
$1,184,810	$894,207	$140,891	$100,258	$601,770	$334,174	$254,264	$215,416

ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.9%

MUNICIPAL BONDS & NOTES 95.6%

CALIFORNIA 89.7%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	$5,000	$5,584

Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2022	520	566

California Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 01/01/2032	1,490	1,762

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2029	265	317
5.000% due 10/01/2030	160	190
5.000% due 12/01/2030	1,050	1,200
5.000% due 10/01/2031	265	312
5.000% due 10/01/2032	290	341

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2028	375	432

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.000% due 03/01/2041	2,215	2,269

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 11/15/2030	500	606

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2027	2,000	2,498
5.000% due 11/15/2031	3,390	4,211
5.000% due 08/15/2032	350	422
5.000% due 08/15/2033	600	723

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	2,250	2,656

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	2,743	2,792

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2017
1.321% (0.7*US0001M + 0.650%) due 12/01/2050 ~	1,250	1,252

California Municipal Finance Authority Revenue Bonds, Series 2009
1.300% due 02/01/2039	850	802

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 12/31/2029	1,300	1,446
5.000% due 06/01/2030	2,000	2,545

California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2026	1,000	1,014

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2029	4,000	4,466

California Pollution Control Financing Authority Revenue Bonds, Series 2010
1.090% due 08/01/2023	2,450	2,449

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	1,030

California Pollution Control Financing Authority Revenue Bonds, Series 2019
1.170% due 11/01/2042	500	500

California Pollution Control Financing Authority Revenue Notes, Series 2019
5.000% due 07/01/2029	1,000	1,032

California Public Finance Authority Revenue Bonds, Series 2017
0.600% due 08/01/2052	2,820	2,820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California School Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2037	$280	$303

California School Finance Authority Revenue Notes, Series 2016
5.000% due 06/01/2026	500	516

California State General Obligation Bonds, Series 2003
0.600% due 05/01/2033	2,030	2,030

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,166

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2015
5.000% due 08/15/2030	695	830

California Statewide Communities Development Authority Revenue Bonds, Series 2004
5.000% due 04/01/2038	3,000	3,889

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	1,000	1,025

California Statewide Communities Development Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	270	315

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 05/15/2027	500	573
5.000% due 12/01/2031	1,000	1,117

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 03/01/2030	600	743
5.000% due 03/01/2031	200	247
5.000% due 08/01/2031	425	530

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2027	1,500	1,511

California Statewide Communities Development Authority Revenue Notes, Series 2010
5.000% due 11/01/2020	555	568

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2026	1,000	1,151

California Statewide Communities Development Authority Revenue Notes, Series 2017
5.000% due 05/15/2026	400	461

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 08/01/2028	250	315

California Statewide Communities Development Authority Revenue Notes, Series 2019
1.250% due 12/01/2021	1,000	999

Coast Community College District, California General Obligation Bonds, (AGM Insured), Series 2006
0.000% due 08/01/2028 (a)	2,900	2,569

Coast Community College District, California General Obligation Notes, Series 2019
4.000% due 08/01/2028	325	391

Contra Costa County, California Public Financing Authority Revenue Bonds, Series 2015
5.000% due 06/01/2027	1,725	2,054

Contra Costa County, California Redevelopment Agency Successor Agency Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 08/01/2030	1,000	1,234

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2012
5.000% due 06/01/2023	2,100	2,353

Eastern Municipal Water District Financing Authority, California Revenue Bonds, Series 2016
5.000% due 07/01/2029	1,250	1,520

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,660	3,127

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2031	500	610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/01/2033	$750	$908

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2026	500	607

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	2,000	2,053

Irvine, California Special Assessment Bonds, Series 2015
5.000% due 09/02/2026	1,495	1,816

Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	1,750	1,822

Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	902

Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,252

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2016
5.000% due 06/01/2028	1,500	1,831

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2025	1,000	1,088

Los Angeles Department of Airports, California Revenue Bonds, Series 2010
4.500% due 05/15/2022	250	251

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2031	1,500	1,835

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2039	250	310

Los Angeles Department of Airports, California Revenue Notes, Series 2017
5.000% due 05/15/2027	1,000	1,172

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,090	1,403

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2018
5.000% due 07/01/2029	2,725	3,491

Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2027	1,230	1,474

Napa Valley Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2028 (a)	250	216

New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2027 (a)	915	805

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000	3,114

Northern California Gas Authority, Revenue Bonds, Series 2007
1.999% (0.67*US0003M + 0.720%) due 07/01/2027 ~	1,860	1,818

Northern California Power Agency Revenue Bonds, Series 2012
5.000% due 07/01/2026	1,000	1,087

Northern California Transmission Agency Revenue Bonds, Series 2016
5.000% due 05/01/2029	1,000	1,211

Orange County, California Community Facilities District Special Tax Bonds, Series 2016
5.000% due 08/15/2027	1,600	1,842

Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2025	920	1,042

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palm Desert Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 10/01/2029	$575	$706

Palos Verdes Peninsula Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 11/01/2027 (a)	700	623

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2023	780	879
5.000% due 08/01/2024	1,450	1,686

Rancho Santiago Community College District, California General Obligation Bonds, Series 2012
5.000% due 09/01/2023	1,800	1,957

Riverside County, California Revenue Notes, Series 2019
5.000% due 06/30/2020	1,000	1,009

Riverside Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2014
5.000% due 09/01/2026	785	915

Riverside, California Sewer Revenue Bonds, Series 2015
5.000% due 08/01/2028	1,000	1,179

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2026	1,000	1,131

Sacramento City Financing Authority, California Revenue Bonds, (BAM Insured), Series 2015
5.000% due 12/01/2028	1,000	1,198

Sacramento Municipal Utility District, California Revenue Bonds, Series 2011
5.000% due 08/15/2025	4,000	4,211

San Buenaventura Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.000% due 02/01/2025	1,515	1,618

San Clemente, California Special Tax Bonds, Series 2015
5.000% due 09/01/2030	285	317
5.000% due 09/01/2031	295	326
5.000% due 09/01/2032	485	536

San Diego Association of Governments South Bay Expressway, California Revenue Bonds, Series 2017
5.000% due 07/01/2034	415	503

San Diego County, California Water Authority Revenue Bonds, Series 2011
5.000% due 05/01/2028	2,000	2,085

San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2016
5.000% due 05/15/2028	1,875	2,304

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	50	52

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2030	600	764

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
5.000% due 10/01/2034	1,500	1,840

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2010
5.000% due 11/01/2022	1,000	1,024

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	1,800	2,144

San Marcos Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2029 (a)	290	244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2029 (a)	$2,575	$2,204

Santa Ana Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026 (a)	380	338

Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2023	1,250	1,343
5.000% due 03/01/2026	50	54

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2018
5.000% due 10/01/2029	1,000	1,289

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	500	568

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2030	1,000	1,225
5.000% due 06/01/2032	1,200	1,453

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2029	500	612

Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2027	800	942
5.000% due 09/01/2029	300	352

Tustin Community Facilities District, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	690	814

University of California Revenue Bonds, Series 2018
5.000% due 05/15/2030	1,500	1,894

Upper Santa Clara Valley Joint Powers Authority, California Revenue Bonds, Series 2011
5.250% due 08/01/2027	2,000	2,112

Ventura County, California Revenue Notes, Series 2019
5.000% due 07/01/2020	2,500	2,524

West Basin Municipal Water District, California Revenue Bonds, Series 2011
5.000% due 08/01/2026	1,000	1,052

West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	2,000	2,140

		164,901

GUAM 0.7%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2027	1,230	1,290

ILLINOIS 0.6%

Illinois State General Obligation Notes, Series 2012
5.000% due 08/01/2020	1,030	1,035

KENTUCKY 0.5%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,000	1,000

MISSISSIPPI 0.4%

Mississippi Hospital Equipment & Facilities Authority Revenue Bonds, Series 2004
1.070% due 09/01/2022	725	725

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 1.1%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	$1,750	$2,061

NEW YORK 1.1%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	2,000	2,054

OHIO 0.7%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2032	1,000	1,245

PUERTO RICO 0.8%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.799% (0.67*US0003M + 0.520%) due 07/01/2029 ~	720	621

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,000	921

		1,542

Total Municipal Bonds & Notes (Cost $169,691)		175,853

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		602

Total Short-Term Instruments (Cost $602)		602

Total Investments in Securities (Cost $170,293)		176,455

	SHARES
INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%

PIMCO Short-Term Floating NAV Portfolio III	345,361	3,392

Total Short-Term Instruments (Cost $3,390)		3,392

Total Investments in Affiliates (Cost $3,390)		3,392

Total Investments 97.8% (Cost $173,683)		$179,847

Other Assets and Liabilities, net 2.2%		4,053

Net Assets 100.0%		$183,900

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund (Cont.)

March 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$602	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(615)	$602	$602

Total Repurchase Agreements						$(615)	$602	$602

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$602	$0	$0	$602	$(615)	$(13)

Total Borrowings and Other Financing Transactions	$602	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$164,901	$0	$164,901
Guam	0	1,290	0	1,290
Illinois	0	1,035	0	1,035
Kentucky	0	1,000	0	1,000
Mississippi	0	725	0	725
New Jersey	0	2,061	0	2,061
New York	0	2,054	0	2,054
Ohio	0	1,245	0	1,245
Puerto Rico	0	1,542	0	1,542
Short-Term Instruments
Repurchase Agreements	0	602	0	602

	$0	$176,455	$0	$176,455

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,392	$0	$0	$3,392

Total Investments	$3,392	$176,455	$0	$179,847

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal Bond Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

MUNICIPAL BONDS & NOTES 99.0%

CALIFORNIA 91.2%

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2020
5.000% due 10/01/2045	$1,000	$	1,162

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.950% due 04/01/2047	100		108
4.000% due 04/01/2034	1,000		1,125
5.000% due 04/01/2056	250		293

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.250% due 04/01/2045	200		204

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	225		227
5.000% due 08/01/2049	150		152

California Community Housing Agency Revenue Bonds, Series 2020
5.000% due 02/01/2050	250		253

California County Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2046 (b)	250		52

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	300		337

California Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 10/01/2039	500		531
5.000% due 10/01/2043	500		572

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	200		216

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	200		228

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 11/15/2041	100		109
5.000% due 11/15/2046 (d)	250		287

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 08/15/2034	215		241

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	500		590

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 08/15/2050 (a)	1,000		1,101

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	249		254

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
1.043% (0.7*US0001M + 0.380%) due 08/01/2047 ~	250		250

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 02/01/2047	100		111

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	350		361
5.000% due 06/01/2043	500		607

California Pollution Control Financing Authority Revenue Bonds, Series 2010
1.090% due 08/01/2023	750		750

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	130		147

California Pollution Control Financing Authority Revenue Bonds, Series 2019
1.170% due 11/01/2042	200		200

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

California Public Finance Authority Revenue Bonds, Series 2017
4.000% due 08/01/2047 (d)	$260	$	290

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	250		250
5.000% due 06/01/2046	300		293

California State General Obligation Bonds, Series 2004
0.470% due 05/01/2034	200		200

California State General Obligation Bonds, Series 2005
0.470% due 05/01/2040	400		400

California State General Obligation Bonds, Series 2016
1.821% (0.7*US0001M + 0.760%) due 12/01/2031 ~	250		250

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	275		307

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2039	500		580
5.000% due 04/01/2045	1,000		1,222
5.000% due 04/01/2049	400		486

California State General Obligation Notes, Series 2020
4.000% due 03/01/2026	500		577

California State University Revenue Bonds, Series 2012
5.000% due 11/01/2030	280		304

California State University Revenue Bonds, Series 2018
5.000% due 11/01/2048	250		300

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250		278

California Statewide Communities Development Authority Revenue Bonds, Series 2004
5.000% due 04/01/2038	480		622

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	250		256

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	225		238

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2031	350		391
5.000% due 06/01/2046	100		101

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053	100		118
5.000% due 12/01/2057	100		118
5.500% due 12/01/2058	150		164

Clovis Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
0.000% due 08/01/2029 (b)	530		446

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2010
5.000% due 06/01/2028	200		201

El Dorado Irrigation District, California Water Agency Revenue Bonds, (AGM Insured), Series 2012
5.000% due 03/01/2028	100		107

Foothill-De Anza Community College District, California Certificates of Participation Bonds, Series 2016
4.000% due 04/01/2041	100		109

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	200		235
5.000% due 06/01/2047	800		770

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2023	100		109
5.000% due 06/01/2026	200		231
5.000% due 06/01/2027	250		293

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2018
5.000% due 06/01/2022	200		213

Golden Valley Unified School District, California General Obligation Bonds, (BAM Insured), Series 2017
0.000% due 08/01/2031 (b)	500		379

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	$250	$	278

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	125		128

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2017
4.000% due 11/01/2041	150		166

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	500		513

Irvine Unified School District, California General Obligation Bonds, Series 2018
4.000% due 09/01/2045	250		278

Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100		109

Lake Elsinore Public Financing Authority, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	160		173

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.000% due 11/15/2035	120		146

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2035	250		290

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2037	200		226

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	250		274

Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2040	200		201

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	250		283

Los Angeles Department of Airports, California Revenue Bonds, Series 2019
4.000% due 05/15/2049 «	1,000		1,020

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	200		215

Los Angeles Department of Water, California Revenue Bonds, Series 2001
0.520% due 07/01/2035	1,000		1,000

Los Angeles Department of Water, California Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500		1,804

Los Angeles Department of Water, California Revenue Bonds, Series 2019
0.500% due 07/01/2045	1,120		1,120
5.000% due 07/01/2049	1,000		1,217

Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	100		108

Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250		276

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	50		60
7.000% due 11/01/2034	200		277

Marin Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	250		280

Metropolitan Water District of Southern California Revenue Bonds, Series 2018
5.000% due 01/01/2037	500		626

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	350		395

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO California Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (b)	$250	$	245

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	200		225
5.000% due 08/01/2031	150		190

Napa Valley Community College District, California General Obligation Bonds, Series 2018
0.000% due 08/01/2032 (c)	250		270

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (b)	500		404

Norris School District, California General Obligation Bonds, Series 2012
0.000% due 11/01/2040 (c)	250		271

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	525		545

Northern California Gas Authority, Revenue Bonds, Series 2007
1.999% (0.67*US0003M + 0.720%) due 07/01/2027 ~	400		391

Pasadena Unified School District, California General Obligation Bonds, Series 2012
5.000% due 05/01/2034	125		135

Richmond, California Wastewater Revenue Bonds, Series 2019
5.000% due 08/01/2044	250		311

Riverside County, California Transportation Commission Revenue Bonds, Series 2017
5.000% due 06/01/2035	740		904

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	250		281

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	1,000		1,235

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	250		274

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (d)	200		236
5.000% due 10/01/2047 (d)	100		117

Sacramento City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2031	100		107

Sacramento County, California Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2038	250		298

Sacramento, California Water Revenue Bonds, Series 2013
5.000% due 09/01/2031	130		146

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2020
5.000% due 04/01/2034	445		579

San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200		219

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2019
5.000% due 08/01/2043	500		614

San Diego Unified School District, California General Obligation Bonds, Series 2017
0.000% due 07/01/2034 (b)	550		364
4.000% due 07/01/2047	400		442

San Francisco Bay Area Rapid Transit District Sales Tax, California Revenue Bonds, Series 2019
4.000% due 07/01/2038	500		562

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500		572

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	30		31

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	$500	$	587

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	250		255

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2016
5.000% due 08/01/2027	105		129

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2043	250		271

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2036	170		188

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	500		531

San Jose, California General Obligation Bonds, Series 2019
5.000% due 09/01/2041	1,000		1,240

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	200		238

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	250		305

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000		1,108

Santa Ana College Improvement District #1 Rancho Santiago Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041	200		223

Santa Barbara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	500		561

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	600		660

Temple City Unified School District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2036 (c)	200		225

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2029	500		611

Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	100		103

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046	250		273

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	265		298
5.000% due 05/15/2058	100		120

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	500		613

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	250		262

West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2029	125		133

West Valley-Mission Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500		579

			52,250

NEW JERSEY 1.0%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	500		589

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
NEW YORK 1.0%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	$550	$	565

PUERTO RICO 1.9%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.799% (0.67*US0003M + 0.520%) due 07/01/2029 ~	125		108

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	848		201
4.750% due 07/01/2053	245		231
5.000% due 07/01/2058	480		468

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	100		94

			1,102

TEXAS 3.9%

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	1,300		1,315

University of Texas System Revenue Bonds, Series 2020
5.000% due 08/15/2040 (a)	600		876

			2,191

Total Municipal Bonds & Notes (Cost $55,103)			56,697

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (e) 0.2%
			122

Total Short-Term Instruments (Cost $122)			122

Total Investments in Securities (Cost $55,225)			56,819

	SHARES
INVESTMENTS IN AFFILIATES 3.8%

SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%

PIMCO Short-Term Floating NAV Portfolio III	220,305		2,164

Total Short-Term Instruments (Cost $2,176)			2,164

Total Investments in Affiliates (Cost $2,176)			2,164

Total Investments 103.0% (Cost $57,401)		$	58,983

Other Assets and Liabilities, net (3.0)%			(1,708)

Net Assets 100.0%		$	57,275

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$122	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(129)	$122	$122

Total Repurchase Agreements						$(129)	$122	$122

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$122	$0	$0	$122	$(129)	$(7)

Total Borrowings and Other Financing Transactions	$122	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(80)	$(80)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO California Municipal Bond Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$51,230	$1,020	$52,250
New Jersey	0	589	0	589
New York	0	565	0	565
Puerto Rico	0	1,102	0	1,102
Texas	0	2,191	0	2,191
Short-Term Instruments
Repurchase Agreements	0	122	0	122

	$0	$55,799	$1,020	$56,819

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,164	$0	$0	$2,164

Total Investments	$2,164	$55,799	$1,020	$58,983

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Municipal Bonds & Notes	$0	$1,011	$0	$0	$0	$9	$0	$0	$1,020	$9

Totals	$0	$1,011	$0	$0	$0	$9	$0	$0	$1,020	$9

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
Category and Subcategory				Input Value(s)	Weighted Average
Investments in Securities, at Value
Municipal Bonds & Notes	$1,020	Proxy Pricing	Base Price	101.142	—

Total	$1,020

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Short Duration Municipal Income Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.0%

MUNICIPAL BONDS & NOTES 94.5%

CALIFORNIA 87.5%

Alameda Corridor Transportation Authority, California Revenue Notes, Series 2013
5.000% due 10/01/2021	$2,000	$2,111

Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.810% (MUNIPSA + 1.100%) due 04/01/2045 ~	200	204

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.000% due 04/01/2053	1,200	1,220

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.625% due 04/01/2045	680	726

Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2020	475	481

California Department of Water Resources Power Supply State Revenue Notes, Series 2015
5.000% due 05/01/2021	150	156

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2024	675	741

California Educational Facilities Authority Revenue Notes, Series 2019
5.000% due 10/01/2024	465	527
5.000% due 10/01/2025	455	528

California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 07/01/2034	1,705	1,830

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.000% due 03/01/2041	2,215	2,269

California Health Facilities Financing Authority Revenue Bonds, Series 2016
2.000% due 10/01/2036	270	266
4.000% due 10/01/2036	125	135

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2032	1,500	1,641

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	1,750	1,997

California Health Facilities Financing Authority Revenue Notes, Series 2017
5.000% due 11/15/2024	1,000	1,164

California Health Facilities Financing Authority Revenue Notes, Series 2018
5.000% due 11/15/2023	1,000	1,118

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2015
1.621% (0.7*US0001M + 0.950%) due 11/01/2045 ~	5,000	5,004

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2017
1.321% (0.7*US0001M + 0.650%) due 12/01/2050 ~	2,500	2,504

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
1.043% (0.7*US0001M + 0.380%) due 08/01/2047 ~	2,250	2,252

California Infrastructure & Economic Development Bank Revenue Notes, Series 2011
5.000% due 06/01/2021	270	281

California Municipal Finance Authority Revenue Bonds, Series 2009
1.300% due 02/01/2039	650	613

California Municipal Finance Authority Revenue Bonds, Series 2015
5.060% (MUNIPSA + 0.350%) due 10/01/2045 ~	2,500	2,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2021	$310	$312

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2024	1,000	1,077

California Pollution Control Financing Authority Revenue Bonds, Series 2010
0.960% due 08/01/2024	1,500	1,500

California Public Finance Authority Revenue Bonds, Series 2017
0.600% due 08/01/2052	2,500	2,500

California State Department of Water Resources Revenue Bonds, Series 2014
5.080% (MUNIPSA + 0.370%) due 12/01/2035 ~	3,000	2,989

California State General Obligation Bonds, Series 2004
0.500% due 05/01/2034	1,145	1,145

California State General Obligation Bonds, Series 2013
5.090% (MUNIPSA + 0.380%) due 12/01/2027 ~	1,450	1,441

California State General Obligation Bonds, Series 2016
4.000% due 12/01/2030	3,000	3,092

California State University Revenue Bonds, Series 2010
5.000% due 11/01/2023	295	296

California State University Revenue Bonds, Series 2016
4.000% due 11/01/2051	235	257

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	1,000	1,025

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2015
5.000% due 08/15/2022	160	175

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2025	1,500	1,512

California Statewide Communities Development Authority Revenue Notes, Series 2012
5.000% due 05/15/2020	675	678

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2020	165	166
5.000% due 05/15/2021	365	381
5.000% due 05/15/2024	1,100	1,220

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 07/01/2020	300	303
5.000% due 07/01/2022	300	325
5.000% due 07/01/2024	300	346
5.000% due 08/01/2024	150	174
5.000% due 03/01/2025	410	476
5.000% due 08/01/2025	415	494

California Statewide Communities Development Authority Revenue Notes, Series 2019
1.250% due 12/01/2021	750	749

Contra Costa Transportation Authority, California Revenue Bonds, Series 2018
1.360% (0.7*US0001M + 0.250%) due 03/01/2034 ~	3,000	2,998

East Bay Municipal Utility District Water System, California Revenue Notes, Series 2014
5.000% due 06/01/2022	390	423

Eastern Municipal Water District, California Revenue Bonds, Series 2018
4.960% (MUNIPSA + 0.250%) due 07/01/2046 ~	2,000	2,000

Eastern Municipal Water District, California Revenue Notes, Series 2016
5.000% due 07/01/2022	1,000	1,087

Fairfield Redevelopment Agency, California Tax Allocation Notes, Series 2014
5.000% due 08/01/2020	1,830	1,854

Golden Empire Schools Financing Authority, California Revenue Notes, Series 2018
5.000% due 05/01/2021	1,000	1,042

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2021	$3,500	$	3,625

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2022	350		378

Irvine Unified School District, California Special Tax Notes, Series 2017
5.000% due 09/01/2022	1,625		1,733

Jurupa Public Financing Authority, California Special Tax Notes, Series 2014
5.000% due 09/01/2020	810		823

Long Beach Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 05/01/2023 (a)	100		96

Long Beach, California Harbor Revenue Notes, Series 2018
5.000% due 12/15/2020	2,000		2,050

Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	335		364

Los Angeles County, California Revenue Notes, Series 2019
5.000% due 06/30/2020	2,000		2,019

Los Angeles Department of Airports, California Revenue Notes, Series 2015
5.000% due 05/15/2021	860		896

Los Angeles Department of Water & Power, California Revenue Notes, Series 2018
5.000% due 07/01/2023	1,250		1,404
5.000% due 07/01/2024	1,665		1,931

Los Angeles Department of Water, California Revenue Bonds, Series 2001
0.520% due 07/01/2035	3,000		3,000

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (a)	1,900		1,860

Newport Mesa Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2046 (a)	1,000		163

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000		3,114

Northern California Power Agency Revenue Notes, Series 2019
5.000% due 08/01/2021	2,270		2,388
5.000% due 08/01/2022	275		300

Oakland Alameda County, California Coliseum Authority Revenue Bonds, Series 2012
5.000% due 02/01/2024	1,660		1,775

Oakland Joint Powers Financing Authority, California Revenue Notes, Series 2018
5.000% due 11/01/2022	1,000		1,099
5.000% due 11/01/2023	1,000		1,136

Orange County, California Community Facilities District Special Tax Notes, Series 2016
4.000% due 08/15/2020	540		543
5.000% due 08/15/2022	640		681
5.000% due 08/15/2023	930		1,010

Orange County, California Special Assessment Notes, Series 2018
3.000% due 09/02/2025	370		404

Orange County, California Water District Certificates of Participation Notes, Series 2019
2.000% due 08/15/2023	1,150		1,183

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2021	1,035		1,091

Poway Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2015
5.000% due 06/15/2020	2,680		2,701

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Riverside County, California Revenue Notes, Series 2019
5.000% due 06/30/2020	$1,000	$	1,009

Roseville Natural Gas Financing Authority, California Revenue Bonds, Series 2007
5.000% due 02/15/2021	175		179

Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2023	500		565

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2021	2,000		2,091

Sacramento County, California Water Financing Authority Revenue Notes, Series 2019
5.000% due 06/01/2021	380		397
5.000% due 06/01/2023	170		190

Sacramento Municipal Utility District, California Revenue Bonds, Series 2019
5.000% due 08/15/2049	2,500		2,961

San Diego Association of Governments South Bay Expressway, California Revenue Notes, Series 2017
5.000% due 07/01/2022	420		456

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	2,500		2,548

San Juan Unified School District, California General Obligation Notes, Series 2019
4.000% due 08/01/2025	250		284

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2026 (a)	1,135		1,035

Santa Clara California Electric Revenue Notes, Series 2018
5.000% due 07/01/2024	500		580

South Orange County, California Public Financing Authority Special Tax Notes, Series 2018
5.000% due 08/15/2023	1,200		1,354

Southern California Public Power Authority Revenue Bonds, Series 2018
2.250% due 07/01/2040	470		472
4.960% (MUNIPSA + 0.250%) due 07/01/2040 ~	2,500		2,500

Southern California Public Power Authority Revenue Notes, Series 2017
5.000% due 07/01/2023	1,000		1,115

Southern California Public Power Authority Revenue Notes, Series 2018
5.000% due 07/01/2022	340		368

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Stockton Public Financing Authority, California Revenue Notes, (BAM Insured), Series 2018
5.000% due 10/01/2024	$600	$	700

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2024	2,000		2,251
5.000% due 06/01/2026	1,000		1,173

University of California Revenue Notes, Series 2015
5.000% due 05/15/2022	1,250		1,347
5.000% due 05/15/2023	125		139

University of California Revenue Notes, Series 2018
4.000% due 05/15/2024	1,000		1,107

Ventura County, California Revenue Notes, Series 2019
5.000% due 07/01/2020	2,500		2,524

			127,417

GUAM 0.7%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2023	1,000		1,033

ILLINOIS 2.6%

Illinois Development Finance Authority Revenue Bonds, Series 1990
0.000% due 04/15/2020 (a)	3,440		3,438

Illinois State General Obligation Notes, Series 2012
5.000% due 08/01/2020	370		371

			3,809

MISSISSIPPI 0.4%

Mississippi Hospital Equipment & Facilities Authority Revenue Bonds, Series 2004
1.070% due 09/01/2022	560		559

NEW YORK 1.0%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	1,450		1,489

NORTH CAROLINA 1.9%

Wake County, North Carolina General Obligation Notes, Series 2018
5.000% due 03/01/2024	2,350		2,699

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
PENNSYLVANIA 0.4%

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2020	$500	$	503

Total Municipal Bonds & Notes (Cost $137,348)			137,509

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (b) 1.5%
			2,169

Total Short-Term Instruments (Cost $2,169)			2,169

Total Investments in Securities (Cost $139,517)			139,678

	SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III	74,512		732

Total Short-Term Instruments (Cost $731)			732

Total Investments in Affiliates (Cost $731)			732

Total Investments 96.5% (Cost $140,248)		$	140,410

Other Assets and Liabilities, net 3.5%			5,152

Net Assets 100.0%		$	145,562

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$2,169	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(2,215)	$2,169	$2,169

Total Repurchase Agreements						$(2,215)	$2,169	$2,169

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$2,169	$0	$0	$2,169	$(2,215)	$(46)

Total Borrowings and Other Financing Transactions	$2,169	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$127,417	$0	$127,417
Guam	0	1,033	0	1,033
Illinois	0	3,809	0	3,809
Mississippi	0	559	0	559
New York	0	1,489	0	1,489
North Carolina	0	2,699	0	2,699
Pennsylvania	0	503	0	503
Short-Term Instruments
Repurchase Agreements	0	2,169	0	2,169

	$0	$139,678	$0	$139,678

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$732	$0	$0	$732

Total Investments	$732	$139,678	$0	$140,410

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO High Yield Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.3%

CORPORATE BONDS & NOTES 0.7%

INDUSTRIALS 0.6%

Cottage Health Obligated Group
3.304% due 11/01/2049	$4,240	$	4,360

Stanford Health Care
3.310% due 08/15/2030 (a)	5,000		5,303

			9,663

UTILITIES 0.1%

Pacific Gas & Electric Co.
3.250% due 06/15/2023 ^(b)	50		48
3.300% due 03/15/2027 ^(b)	200		192
3.300% due 12/01/2027 ^(b)	100		96
3.500% due 10/01/2020 ^(b)	200		197
3.850% due 11/15/2023 ^(b)	150		148
4.250% due 08/01/2023 ^(b)	100		101
5.125% due 11/15/2043 ^(b)	100		101
5.800% due 03/01/2037 ^(b)	200		205
6.050% due 03/01/2034 ^(b)	500		508
6.250% due 03/01/2039 ^(b)	200		205
6.350% due 02/15/2038 ^(b)	100		103

			1,904

Total Corporate Bonds & Notes (Cost $11,090)			11,567

MUNICIPAL BONDS & NOTES 95.5%

ALABAMA 2.4%

Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, Series 2016
5.750% due 06/01/2045	800		809

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2020
4.000% due 10/01/2049	4,000		4,198

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (e)	7,000		6,703

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (e)	9,675		9,052
6.500% due 10/01/2053	11,550		13,438

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	2,000		2,352

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
1.910% due 06/01/2049 ~	2,000		1,985

			38,537

ALASKA 0.0%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(b)	1,400		70

ARIZONA 0.5%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000		1,854

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
5.000% due 09/01/2042	4,000		4,834

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2038	1,250		1,343

			8,031

CALIFORNIA 9.1%

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	6,750		6,823

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.000% due 08/01/2049	$2,850	$	2,882

California Community Housing Agency Revenue Bonds, Series 2020
5.000% due 02/01/2050	7,250		7,334

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,000		2,000

California County Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2046 (c)	29,695		5,389

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	5,000		5,573

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (f)	23,750		27,264

California Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500		500

California Municipal Finance Authority Revenue Bonds, Series 2011
6.500% due 11/01/2041	1,000		1,069
7.750% due 04/01/2031	655		688

California Municipal Finance Authority Revenue Bonds, Series 2016
5.000% due 11/01/2046	1,000		1,017

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	1,650		1,703

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000		1,030

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,500		1,696

California Pollution Control Financing Authority Revenue Bonds, Series 2017
1.170% due 11/01/2042	4,000		4,000

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	750		750
5.000% due 06/01/2046	2,590		2,544
5.000% due 06/01/2051	1,000		978

California State University Revenue Bonds, Series 2020
2.975% due 11/01/2051	3,500		3,500

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	1,900		1,918

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 12/01/2053	7,000		7,302
5.500% due 12/01/2058	5,850		6,416

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	7,500		7,502

Chino Public Financing Authority, California Special Tax Bonds, Series 2012
5.000% due 09/01/2026	1,225		1,302
5.000% due 09/01/2034	1,300		1,362

Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000		1,004

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.500% due 01/15/2053	6,250		6,595

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	2,000		2,142

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2047	3,000		2,887

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500		2,102

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	$10,000	$	10,354

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	1,000		1,096

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	1,500		1,765
6.250% due 10/01/2040	1,000		1,177

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
0.000% due 06/01/2045 (c)	49,000		7,586

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (c)	18,000		3,083

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	10,635		1,620

Tustin Unified School District, California Special Tax Bonds, Series 2010
6.000% due 09/01/2040	500		510

			144,463

COLORADO 1.9%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (f)	3,000		3,421

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	1,250		1,376

Colorado Health Facilities Authority Revenue Bonds, Series 2017
5.000% due 06/01/2031	3,760		4,706

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (f)	7,000		7,913

Copperleaf Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2015
5.250% due 12/01/2030	500		505

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
5.750% due 12/01/2036	1,000		1,038
6.000% due 12/01/2046	1,500		1,561

Leyden Rock Metropolitan District No. 10, Colorado General Obligation Bonds, Series 2016
5.000% due 12/01/2045	1,250		1,208

Prairie Center Metropolitan District No. 3, Colorado Revenue Bonds, Series 2017
5.000% due 12/15/2041	875		842

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205		2,629

Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	750		755

Solaris Metropolitan District No. 3, Colorado General Obligation Bonds, Series 2016
5.000% due 12/01/2036	850		862

Sterling Ranch Community Authority Board, Colorado Revenue Bonds, Series 2017
5.000% due 12/01/2030	1,500		1,496
7.500% due 12/15/2047	2,000		1,999

			30,311

CONNECTICUT 0.2%

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2036	2,300		2,795

Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.000% due 04/01/2022	428		428

			3,223

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
DELAWARE 0.0%

Delaware State Economic Development Authority Revenue Bonds, Series 2012
5.000% due 09/01/2042	$425	$	435

DISTRICT OF COLUMBIA 0.1%

District of Columbia Revenue Bonds, Series 2017
5.000% due 07/01/2052	1,000		907

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	100		104

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2006
0.000% due 06/15/2046 (c)	7,500		1,341

			2,352

FLORIDA 3.7%

Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	1,000		1,088
8.000% due 10/01/2046	1,250		1,358

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2017
7.000% due 07/01/2052	4,365		2,752

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
7.500% due 07/01/2053	1,000		816

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	6,265		7,525

Florida Development Finance Corp. Revenue Bonds, Series 2017
6.125% due 06/15/2047	5,360		5,104

Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	100		104

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (c)	2,815		1,959

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	3,000		3,360

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
5.000% due 10/01/2044	1,000		1,223

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2032 (c)	1,000		718
0.000% due 10/01/2033 (c)	1,680		1,161
0.000% due 10/01/2035 (c)	1,250		796

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2014
7.500% due 06/01/2049	1,000		1,050

Pinellas County, Florida Health Facilities Authority Revenue Bonds, Series 2009
1.000% due 11/01/2038	6,900		6,900

Pompano Beach, Florida General Obligation Bonds, Series 2018
4.000% due 07/01/2043	6,000		6,863

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	7,000		8,338

Seminole County, Florida Industrial Development Authority Revenue Bonds, Series 2019
5.750% due 11/15/2054	1,315		1,084

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
5.000% due 08/15/2042 (f)	3,000		3,449

St. Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2010
5.875% due 08/01/2040	1,500		1,522

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	$1,645	$	1,775

			58,945

GEORGIA 5.0%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040	1,600		1,719

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2032	1,000		1,243
5.000% due 07/01/2034	1,000		1,227
5.000% due 07/01/2036	1,650		1,994
5.000% due 07/01/2038	1,000		1,191

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	9,000		9,143
4.125% due 11/01/2045	2,000		2,145

Columbus Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2054	7,315		8,901

Gainesville & Hall County, Georgia Development Authority Revenue Bonds, Series 2017
5.125% due 03/01/2052	1,620		1,459

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	17,335		18,790

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,469		7,180
6.655% due 04/01/2057	3,661		4,901

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000		1,991
5.000% due 01/01/2049	11,000		11,776
5.000% due 01/01/2056	3,300		3,634
5.000% due 01/01/2059	2,000		2,130

			79,424

ILLINOIS 10.3%

Belleville, Illinois Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000		915

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	3,500		3,563

Chicago Board of Education, Illinois General Obligation Bonds, Series 2017
5.000% due 12/01/2046	6,000		5,892

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2031	4,045		4,138
5.000% due 12/01/2032	4,000		4,084
5.000% due 12/01/2046	7,000		6,873

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000		2,058

Chicago Board of Education, Illinois General Obligation Notes, Series 2019
0.000% due 12/01/2025 (c)	2,640		2,146
0.000% due 12/01/2026 (c)	2,700		2,108

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2039	4,000		4,556
5.000% due 01/01/2048	9,300		10,676

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2037	7,035		7,290

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	3,350		3,450

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2030	890		905
5.250% due 01/01/2033	4,250		4,346

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2033	6,000		6,255

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	$3,120	$	3,341
6.000% due 01/01/2038	8,000		8,603

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450		474

Illinois Finance Authority Revenue Bonds, Series 2015
5.250% due 05/15/2050	1,650		1,625

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	2,500		2,718

Illinois Finance Authority Revenue Bonds, Series 2017
4.250% due 12/01/2027 ^(b)	25		7
5.000% due 02/15/2037	2,720		2,249
5.000% due 12/01/2037 ^(b)	3,200		883
5.125% due 02/15/2045	3,000		2,330
5.250% due 12/01/2052 ^(b)	4,860		1,341
6.250% due 12/01/2052 ^(b)	1,480		30

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 12/01/2043 ^(b)	1,750		1,050
5.000% due 12/01/2053 ^(b)	1,250		750
5.800% due 12/01/2053 ^(b)	970		43

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	2,000		2,104
5.000% due 11/01/2035	900		877
5.000% due 11/01/2049	1,200		1,090

Illinois State General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 02/01/2031	1,500		1,483

Illinois State General Obligation Bonds, Series 2010
5.000% due 01/01/2022	1,740		1,742

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2025	4,550		4,745
5.250% due 02/01/2029	845		870

Illinois State General Obligation Bonds, Series 2016
3.500% due 06/01/2029	2,000		1,864
4.000% due 06/01/2032	3,170		3,043

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,000		1,012

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	4,000		3,996

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	3,000		3,169
5.000% due 11/01/2026	4,000		4,204

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2026	4,235		4,475

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	1,840		1,888

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	3,500		2,969
3.000% due 06/15/2033	2,785		2,293

Illinois State Revenue Notes, Series 2016
4.000% due 06/15/2025	155		152

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2031	2,000		2,525

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (c)	10,000		3,978

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (e)	2,500		1,289

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.957% due 01/01/2032	2,000		2,119
3.057% due 01/01/2034	5,000		5,335
3.107% due 01/01/2035	10,000		10,705

Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250		830

			163,456

INDIANA 1.6%

Allen County, Indiana Revenue Bonds, Series 2017
6.875% due 01/15/2052	2,300		2,309

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Chesterton, Indiana Revenue Bonds, Series 2016
6.125% due 01/15/2034	$2,000	$	1,953

Indiana Finance Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	375		378

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	22,500		19,016

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000		1,061

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	830		884

			25,601

IOWA 0.5%

Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	277		3
5.400% due 11/15/2046 ^	1,914		1,885

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.500% due 06/01/2042	3,000		2,936
5.600% due 06/01/2034	1,350		1,335
6.500% due 06/01/2023	1,465		1,465

			7,624

KANSAS 0.3%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(b)	3,729		858

Wichita, Kansas Revenue Bonds, Series 2016
5.000% due 12/01/2031	500		483
5.250% due 12/01/2036	500		485
5.375% due 12/01/2046	1,125		1,068

Wyandotte County-Kansas City Unified Government Revenue Bonds, Series 2018
4.500% due 06/01/2040	1,190		1,110

			4,004

KENTUCKY 1.2%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	2,350		1,567
6.250% due 11/15/2046	1,150		751

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,000		2,068

Kentucky Public Energy Authority Revenue Notes, Series 2018
4.000% due 06/01/2025	6,505		6,902

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2037	1,250		1,384
4.000% due 11/01/2038	350		386
5.000% due 11/01/2032	2,815		3,470

Kentucky State Property & Building Commission Revenue Notes, Series 2019
5.000% due 11/01/2023	1,555		1,750

Owen County, Kentucky Revenue Bonds, Series 2019
2.450% due 06/01/2039	1,000		1,046

			19,324

LOUISIANA 0.8%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (f)	7,000		7,733

Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	1,000		1,059

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	3,320		2,972
2.200% due 06/01/2037	1,540		1,242

			13,006

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
MAINE 0.5%

Finance Authority of Maine Revenue Bonds, Series 2017
5.375% due 12/15/2033	$2,000	$	1,703

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	5,400		6,007

			7,710

MARYLAND 0.2%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 11/15/2051	2,500		2,658

MASSACHUSETTS 0.3%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	3,580		4,089

Massachusetts Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	175		175

			4,264

MICHIGAN 2.9%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	7,005		8,706

Grand Traverse Academy, Michigan Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200		1,044

Michigan Finance Authority Revenue Bonds, Series 2014
4.500% due 10/01/2029	8,385		9,255
5.000% due 07/01/2033	2,000		2,218
5.000% due 07/01/2044	4,500		4,774

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	3,000		3,420

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 02/15/2047	3,500		3,811

Michigan Finance Authority Revenue Notes, Series 2014
3.875% due 10/01/2023	3,000		3,177

Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037 ^(b)	920		718

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (c)	43,000		4,220
0.000% due 06/01/2058 (c)	145,250		5,142

			46,485

MINNESOTA 0.6%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2041	750		852

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	5,000		5,624

St Paul Park, Minnesota Revenue Bonds, Series 2018
4.375% due 05/01/2048	600		531
5.000% due 05/01/2053	2,500		2,406

			9,413

MISSOURI 0.5%

Ferguson, Missouri Certificates of Participation Notes, Series 2013
2.625% due 04/01/2023	335		321

Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250		217
5.550% due 10/01/2036	45		37

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2020
3.229% due 05/15/2050 (a)	3,000		3,107

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Lee’s Summit Industrial Development Authority, Missouri Revenue Bonds, Series 2018
5.000% due 08/15/2042	$1,400	$	1,336

St. Louis Land Clearance for Redevelopment Authority, Missouri Revenue Bonds, Series 2017
5.125% due 06/01/2046	2,420		2,519

			7,537

MONTANA 0.1%

Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031 ^	830		58

Kalispell, Montana Revenue Bonds, Series 2017
5.250% due 05/15/2047	1,500		1,413

			1,471

NEBRASKA 0.3%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000		5,390

NEVADA 0.9%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	3,600		3,095

Nevada Department of Business & Industry State Revenue Bonds, Series 2017
5.125% due 12/15/2037	2,500		2,370

Nevada Department of Business & Industry State Revenue Bonds, Series 2018
6.950% due 02/15/2038	4,125		4,254

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	41,500		4,588

			14,307

NEW HAMPSHIRE 0.4%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	4,500		6,486

NEW JERSEY 4.2%

Atlantic City, New Jersey General Obligation Bonds, (AGM Insured), Series 2017
5.000% due 03/01/2037	1,500		1,765

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	1,190		1,337

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2040	1,500		1,583

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.500% due 06/15/2029	5,000		5,558

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	17,000		20,025

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,250		2,646

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2045	4,950		5,989

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.000% due 06/15/2046	2,500		2,569
5.250% due 06/15/2041	1,000		1,046

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	2,000		2,379

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	2,300		2,763

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	$2,500	$	2,625

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2030	5,065		5,627
5.000% due 06/01/2046	10,205		10,079

			65,991

NEW MEXICO 0.3%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2008
0.750% due 08/01/2034	5,000		5,000

NEW YORK 14.4%

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	3,000		3,082

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (f)	1,750		1,825

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
5.000% due 11/15/2044	6,000		6,972

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.250% due 11/15/2057	1,000		1,113

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	20,000		21,027

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,735		9,642

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (f)	2,000		2,083

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
0.750% due 02/01/2045	19,125		19,125

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 08/01/2036	6,555		8,048

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
0.750% due 08/01/2042	30,765		30,765
4.000% due 11/01/2037	4,000		4,619

New York City, General Obligation Bonds, Series 2018
4.000% due 12/01/2041	3,000		3,387

New York County, New York Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	75,600		3,914

New York County, New York Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	33,000		1,853

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,500		8,038

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	10,675		10,841
5.375% due 11/15/2040	4,000		4,141

New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500		506

New York State Dormitory Authority Revenue Bonds, Series 2019
3.142% due 07/01/2043	4,000		3,979
5.000% due 05/01/2048	8,995		9,950

New York State Dormitory Authority Revenue Bonds, Series 2020
3.190% due 02/15/2043	1,500		1,489

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	6,000		6,567

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	$2,890	$	2,861
5.000% due 01/01/2036	14,350		17,883

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2038	4,625		5,933
5.000% due 03/15/2042	4,000		4,858

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.000% due 08/01/2031	5,165		5,151

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2036	1,500		1,468

New York Transportation Development Corp. Revenue Notes, Series 2016
5.000% due 08/01/2026	3,000		2,993

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000		4,032

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
4.000% due 11/01/2059	3,500		3,738

TSASC Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,500		3,771

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2030	7,960		8,860
5.000% due 06/01/2034	1,500		1,649

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	1,000		895
5.250% due 09/15/2053	2,500		2,198

			229,256

NORTH CAROLINA 0.2%

North Carolina Medical Care Commission Revenue Bonds, Series 2020
4.000% due 07/01/2049	3,000		3,213

OHIO 5.2%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	7,500		7,508

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.250% due 06/01/2037	3,175		3,521

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	137,500		15,280
5.000% due 06/01/2055	19,600		17,420

Butler County, Ohio Port Authority Revenue Bonds, Series 2017
6.500% due 01/15/2052	2,000		1,922

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2033	1,170		1,074
5.000% due 12/01/2035	1,200		1,076
5.000% due 12/01/2037	650		570
5.000% due 12/01/2039	1,425		1,230

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2047	6,000		6,581

Hamilton County, Ohio Revenue Bonds, Series 2012
5.500% due 06/01/2042	5,000		5,443

Lake County, Ohio Port & Economic Development Authority Revenue Bonds, Series 2017
6.750% due 12/01/2052	1,750		1,348

Montgomery County, Ohio Revenue Bonds, Series 2018
6.000% due 04/01/2038	2,985		1,873

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	6,495		6,220

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
2.875% due 02/01/2026	5,000		4,673

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2033 (f)	$5,000	$	5,704

Toledo-Lucas County, Ohio Port Authority Revenue Bonds, Series 2016
6.375% due 01/15/2051	1,500		1,420

			82,863

OKLAHOMA 0.3%

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	1,750		1,693

Oklahoma Turnpike Authority Revenue Bonds, Series 2018
4.000% due 01/01/2048	3,000		3,305

Payne County, Oklahoma Economic Development Authority Revenue Bonds, Series 2016
6.625% due 11/01/2036 ^(b)	526		1
6.875% due 11/01/2046 ^(b)	1,081		3
7.000% due 11/01/2051 ^(b)	2,163		6

			5,008

OREGON 1.0%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2017
5.000% due 11/15/2052	1,500		1,553

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2018
5.000% due 05/15/2052	355		359

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031	7,500		5,222

Oregon State Facilities Authority Revenue Bonds, Series 2010
6.375% due 09/01/2040	200		204

Portland, Oregon Water System Revenue Bonds, Series 2019
5.000% due 05/01/2044	7,500		9,311

			16,649

PENNSYLVANIA 2.7%

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	7,500		8,152

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2032	1,000		1,203
5.000% due 06/01/2035	4,000		4,769

Franklin County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 12/01/2053	1,650		1,453

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (f)	6,000		7,031

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2018
6.500% due 07/15/2048	4,200		4,436

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
4.000% due 09/01/2049	2,200		2,296

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.150% (0.7*US0001M + 1.040%) due 08/15/2048 ~	2,000		1,993

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.250% due 01/01/2032	475		484

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.000% due 07/01/2043	400		405

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 06/01/2036	5,750		6,706

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	$3,500	$	3,513

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2018
5.000% due 07/01/2035	750		740

			43,181

PUERTO RICO 7.3%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(b)	1,745		1,191

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.000% due 07/01/2035 ^(b)	3,400		2,320

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(b)	560		379

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
6.500% due 07/01/2040 ^(b)	4,000		2,760

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)	6,700		4,087
5.500% due 07/01/2039 ^(b)	6,000		3,795

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (AGC Insured), Series 2008
5.125% due 07/01/2047	2,495		2,495

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	8,340		8,444

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2012
5.250% due 07/01/2042	5,000		4,762

Puerto Rico Commonwealth Government Employees Retirement System Revenue Bonds, Series 2008
6.200% due 07/01/2039 ^(b)	5,000		1,025
6.300% due 07/01/2038 ^(b)	2,000		410

Puerto Rico Convention Center District Authority Revenue Bonds, (AGC Insured), Series 2006
4.500% due 07/01/2036	1,395		1,380

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.799% (0.67*US0003M + 0.520%) due 07/01/2029 ~	9,245		7,974

Puerto Rico Electric Power Authority Revenue Bonds, Series 2003
5.500% due 07/01/2020 ^(b)	10		7

Puerto Rico Electric Power Authority Revenue Bonds, Series 2005
4.625% due 07/01/2030 ^(b)	10		7

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021 ^(b)	505		359
5.000% due 07/01/2022 ^(b)	50		35
5.000% due 07/01/2026 ^(b)	10		7
5.000% due 07/01/2032 ^(b)	8,285		5,882
5.000% due 07/01/2037 ^(b)	4,085		2,900

Puerto Rico Electric Power Authority Revenue Bonds, Series 2008
5.375% due 07/01/2024 ^(b)	55		39
5.500% due 07/01/2020 ^(b)	10		7
5.500% due 07/01/2021 ^(b)	55		39

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
3.750% due 07/01/2022 ^(b)	100		69
3.875% due 07/01/2023 ^(b)	75		52
4.375% due 07/01/2021 ^(b)	45		32
4.500% due 07/01/2023 ^(b)	15		11
4.600% due 07/01/2024 ^(b)	50		35
4.625% due 07/01/2025 ^(b)	35		25
4.750% due 07/01/2026 ^(b)	245		173
4.750% due 07/01/2027 ^(b)	50		35
5.000% due 07/01/2021 ^(b)	3,560		2,528
5.000% due 07/01/2022 ^(b)	35		25

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.000% due 07/01/2024 ^(b)	$50	$	36
5.000% due 07/01/2025 ^(b)	25		18
5.000% due 07/01/2026 ^(b)	65		46
5.250% due 07/01/2021 ^(b)	5,830		4,154
5.250% due 07/01/2022 ^(b)	420		299
5.250% due 07/01/2025 ^(b)	25		18
5.250% due 07/01/2026 ^(b)	670		477
5.250% due 07/01/2027 ^(b)	3,640		2,594
5.250% due 07/01/2030 ^(b)	3,515		2,504
5.250% due 07/01/2031 ^(b)	30		21

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(b)	7,420		5,268

Puerto Rico Electric Power Authority Revenue Bonds, Series 2013
7.000% due 07/01/2040 ^(b)	20		15

Puerto Rico Electric Power Authority Revenue Notes, Series 2010
3.500% due 07/01/2020 ^(b)	395		272
5.000% due 07/01/2020 ^(b)	3,830		2,719
5.250% due 07/01/2020 ^(b)	140		100

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	42,882		10,192
4.750% due 07/01/2053	20,596		19,446
5.000% due 07/01/2058	9,930		9,681

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	2,050		1,889
4.784% due 07/01/2058	3,328		3,125

			116,163

RHODE ISLAND 0.3%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (c)	12,580		1,583

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	2,500		2,570

			4,153

SOUTH CAROLINA 1.3%

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	200		217
5.784% due 12/01/2041	11,114		14,498

South Carolina Public Service Authority Revenue Bonds, Series 2015
5.000% due 12/01/2050	5,040		5,552

South Carolina Public Service Authority Revenue Bonds, Series 2016
4.000% due 12/01/2041	200		214

			20,481

TENNESSEE 0.4%

Bristol Industrial Development Board, Tennessee Tax Allocation Bonds, Series 2016
5.625% due 06/01/2035	2,000		1,941

Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	1,000		1,002

Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	500		506

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.625% due 01/01/2046	850		853

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	1,545		1,669

			5,971

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
TEXAS 8.1%

Arlington Higher Education Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 12/01/2051	$2,710	$	2,866

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	500		504
9.000% due 03/01/2039	16,130		18,100

Central Texas Regional Mobility Authority Revenue Bonds, Series 2011
6.000% due 01/01/2041	1,000		1,036

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2010
6.125% due 12/01/2040	500		515

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.750% due 08/15/2041	1,000		1,060

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	3,000		3,208

Goose Creek Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
3.000% due 10/01/2049	7,200		7,250

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	2,500		2,662

Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
6.500% due 05/15/2031	240		254

Leander Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2016
0.000% due 08/16/2030 (c)	2,560		1,995

New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
5.250% due 07/01/2036	400		371
5.750% due 07/01/2051	1,000		920
7.000% due 07/01/2051	1,450		1,290

New Hope Cultural Education Facilities Corp., Texas Revenue Notes, Series 2016
6.000% due 07/01/2026	105		99

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (f)	500		571
4.000% due 08/15/2035 (f)	1,300		1,479
4.000% due 08/15/2036 (f)	1,100		1,248
4.000% due 08/15/2037 (f)	1,500		1,697
4.000% due 08/15/2040 (f)	4,600		5,174
5.000% due 01/01/2047	2,000		1,893

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	450		381
5.000% due 12/01/2049	250		256

North Texas Tollway Authority Revenue Bonds, Series 2010
6.250% due 02/01/2023	1,000		1,002

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	5,925		6,949
5.000% due 01/01/2048	4,000		4,559

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,800		5,564

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	3,125		3,109

Port Beaumont Navigation District, Texas Revenue Notes, Series 2020
6.000% due 01/01/2025	4,500		4,505

Red River Health Facilities Development Corp., Texas Revenue Bonds, Series 2012
5.125% due 01/01/2041	1,000		1,006
5.500% due 01/01/2032	500		509

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100		88

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Royse City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2048	$5,000	$	5,574

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2052	3,000		3,157

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	3,400		3,371

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	4,413		4,340

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	9,500		9,608

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	6,500		6,894

University of North Texas System Revenue Bonds, Series 2017
5.000% due 04/15/2038	5,000		6,015

University of Texas System Revenue Bonds, Series 2020
5.000% due 08/15/2040 (a)	3,800		5,548

Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000		1,041

Woodloch Health Facilities Development Corp., Texas Revenue Bonds, Series 2016
6.750% due 12/01/2051 ^(b)	2,500		1,688

			129,356

UTAH 0.1%

Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	1,285		1,228

VIRGINIA 0.4%

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^(b)	114		10
6.000% due 06/01/2043	2,471		2,381

Lewistown Commerce Center Community Development Authority Revenue Bonds, Virginia Tax Allocation, Series 2014
6.050% due 03/01/2044	540		433
6.050% due 03/01/2054 ^(b)	584		107

Peninsula Town Center Community Development Authority, Virginia Special Assessment Bonds, Series 2018
5.000% due 09/01/2045	2,250		2,294

Virginia Small Business Financing Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000		1,003

			6,228

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
WASHINGTON 2.0%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (f)	$6,390	$	7,073

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
4.000% due 07/01/2058	10,000		10,311

Washington State Health Care Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2031 (f)	3,500		4,408
5.000% due 10/01/2032 (f)	3,000		3,753
5.000% due 10/01/2033 (f)	3,500		4,352

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2053	1,200		1,061

			30,958

WEST VIRGINIA 0.5%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	114,510		4,936

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (f)	2,610		2,908

			7,844

WISCONSIN 2.5%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2015
6.500% due 07/01/2050	1,750		1,125

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
5.250% due 05/15/2047	750		769
7.000% due 11/01/2046	3,500		3,950
7.000% due 01/01/2050	4,750		5,260

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
5.000% due 03/01/2048	5,000		5,013
6.125% due 01/01/2033	3,300		3,471
6.250% due 01/01/2038	1,675		1,755
6.375% due 01/01/2048	3,750		3,841
7.000% due 07/01/2048	5,000		5,200

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	5,230		4,383

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
5.000% due 12/01/2025	2,000		2,033

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (f)	$3,000	$	3,356

			40,156

Total Municipal Bonds & Notes (Cost $1,518,754)			1,518,226

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (g) 0.1%
			1,500

U.S. TREASURY BILLS 0.0%
(0.010)% due 06/18/2020 (c)(d)	312		312

Total Short-Term Instruments (Cost $1,812)			1,812

Total Investments in Securities (Cost $1,531,656)			1,531,605

	SHARES
INVESTMENTS IN AFFILIATES 7.5%

SHORT-TERM INSTRUMENTS 7.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.5%

PIMCO Short-Term Floating NAV Portfolio III	12,077,966		118,618

Total Short-Term Instruments (Cost $119,002)			118,618

Total Investments in Affiliates (Cost $119,002)			118,618

Total Investments 103.8% (Cost $1,650,658)		$	1,650,223

Financial Derivative Instruments (h) 0.0% (Cost or Premiums, net $0)			340

Other Assets and Liabilities, net (3.8)%			(61,401)

Net Assets 100.0%		$	1,589,162

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Security becomes interest bearing at a future date.
(f)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$1,500	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(1,534)	$1,500	$1,500

Total Repurchase Agreements						$(1,534)	$1,500	$1,500

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,500	$0	$0	$1,500	$(1,534)	$(34)

Total Borrowings and Other Financing Transactions	$1,500	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
Counterparty										Asset	Liability
BYL	Receive	New Jersey Economic Development Authority «	N/A	1.575% (1-Month USD-LIBOR plus a specified spread)	Semi-Annual	03/15/2021	$17,555	$0	$340	$340	$0

Total Swap Agreements								$0	$340	$340	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BYL	$0	$0	$340	$340	$0	$0	$0	$0	$340	$(350)	$(10)

Total Over the Counter	$0	$0	$340	$340	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$340	$340

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(16,224)	$(16,224)

Over the counter
Swap Agreements	$0	$0	$0	$0	$282	$282

	$0	$0	$0	$0	$(15,942)	$(15,942)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,775	$1,775

Over the counter
Swap Agreements	$0	$0	$0	$0	$340	$340

	$0	$0	$0	$0	$2,115	$2,115

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$9,663	$0	$9,663
Utilities	0	1,904	0	1,904
Municipal Bonds & Notes
Alabama	0	38,537	0	38,537
Alaska	0	70	0	70
Arizona	0	8,031	0	8,031
California	0	144,463	0	144,463
Colorado	0	30,311	0	30,311
Connecticut	0	3,223	0	3,223
Delaware	0	435	0	435
District of Columbia	0	2,352	0	2,352
Florida	0	58,945	0	58,945
Georgia	0	79,424	0	79,424
Illinois	0	163,456	0	163,456
Indiana	0	25,601	0	25,601
Iowa	0	7,624	0	7,624
Kansas	0	4,004	0	4,004
Kentucky	0	19,324	0	19,324
Louisiana	0	13,006	0	13,006
Maine	0	7,710	0	7,710
Maryland	0	2,658	0	2,658
Massachusetts	0	4,264	0	4,264
Michigan	0	46,485	0	46,485
Minnesota	0	9,413	0	9,413
Missouri	0	7,537	0	7,537

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Montana	$0	$1,471	$0	$1,471
Nebraska	0	5,390	0	5,390
Nevada	0	14,307	0	14,307
New Hampshire	0	6,486	0	6,486
New Jersey	0	65,991	0	65,991
New Mexico	0	5,000	0	5,000
New York	0	229,256	0	229,256
North Carolina	0	3,213	0	3,213
Ohio	0	82,863	0	82,863
Oklahoma	0	5,008	0	5,008
Oregon	0	16,649	0	16,649
Pennsylvania	0	43,181	0	43,181
Puerto Rico	0	116,163	0	116,163
Rhode Island	0	4,153	0	4,153
South Carolina	0	20,481	0	20,481
Tennessee	0	5,971	0	5,971
Texas	0	129,356	0	129,356
Utah	0	1,228	0	1,228
Virginia	0	6,228	0	6,228
Washington	0	30,958	0	30,958
West Virginia	0	7,844	0	7,844
Wisconsin	0	40,156	0	40,156
Short-Term Instruments
Repurchase Agreements	0	1,500	0	1,500
U.S. Treasury Bills	0	312	0	312

	$0	$1,531,605	$0	$1,531,605

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$118,618	$0	$0	$118,618

Total Investments	$118,618	$1,531,605	$0	$1,650,223

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$340	$340

Total Financial Derivative Instruments	$0	$0	$340	$340

Totals	$118,618	$1,531,605	$340	$1,650,563

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Municipal Bond Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.1%

CORPORATE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Cottage Health Obligated Group
3.304% due 11/01/2049	$3,560	$	3,661

Stanford Health Care
3.310% due 08/15/2030 (a)	5,000		5,303

Total Corporate Bonds & Notes (Cost $8,589)			8,964

MUNICIPAL BONDS & NOTES 92.3%

ALABAMA 1.6%

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (d)	4,000		3,830

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	10,000		11,635

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	1,000		1,176

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
1.910% due 06/01/2049 ~	2,000		1,985

			18,626

ARIZONA 1.4%

Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	4,000		4,177

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.125% due 09/01/2042	2,500		2,792

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2039	2,500		2,680
5.000% due 07/01/2044	5,435		6,473

			16,122

CALIFORNIA 10.0%

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000		5,656
5.000% due 12/01/2032	3,000		3,390
5.000% due 12/01/2033	3,500		3,950
5.000% due 12/01/2034	3,000		3,381

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615		6,271
5.000% due 04/01/2038	10,000		11,169

Bay Area Toll Authority, California Revenue Bonds, Series 2017
4.000% due 04/01/2034	3,500		3,939

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,000		2,000

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	10,000		11,479

California Pollution Control Financing Authority Revenue Bonds, Series 2010
1.090% due 08/01/2023	3,000		2,999

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,400		1,442

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,870		2,115

California Pollution Control Financing Authority Revenue Bonds, Series 2019
1.170% due 11/01/2042	2,500		2,500

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 04/01/2034	$10,000	$	10,687

California State University Revenue Bonds, Series 2020
2.975% due 11/01/2051	2,500		2,500

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	4,500		4,758

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2036	7,000		7,163

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2028	515		638
5.000% due 05/01/2029	500		617

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,670		1,714

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	2,750		3,114

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2039	4,430		5,497

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2037	6,000		7,402

Los Angeles Department of Water, California Revenue Bonds, Series 2001
0.520% due 07/01/2035	2,000		2,000

Port of Oakland, California Revenue Bonds, Series 2011
5.000% due 05/01/2029	2,250		2,331
5.125% due 05/01/2030	1,500		1,556
5.125% due 05/01/2031	1,500		1,556

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	6,000		6,212

			118,036

COLORADO 2.7%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (e)	2,000		2,281

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	2,500		2,752

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	3,000		2,964
5.000% due 08/01/2049	3,800		4,459

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (e)	7,000		7,913

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.670% (0.67*US0001M + 1.050%) due 09/01/2039 ~	2,200		2,211

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,930		9,835

			32,415

CONNECTICUT 1.8%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	4,290		5,079

Connecticut State General Obligation Bonds, Series 2018
4.000% due 06/15/2037	1,875		2,033
5.000% due 06/15/2038	1,115		1,326

Connecticut State General Obligation Bonds, Series 2019
4.000% due 04/15/2037	1,925		2,097

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.000% due 04/15/2034	$2,700	$	3,304
5.000% due 04/15/2035	3,150		3,841

Connecticut State General Obligation Notes, Series 2018
5.000% due 09/15/2027	2,500		3,039

			20,719

DISTRICT OF COLUMBIA 1.1%

District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	2,500		2,741

District of Columbia Revenue Bonds, Series 2019
5.000% due 03/01/2044	2,500		3,120

District of Columbia Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,000		2,556

District of Columbia Water & Sewer Authority Revenue Bonds, Series 2019
5.000% due 10/01/2044	3,930		4,887

			13,304

FLORIDA 4.0%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500		1,641

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	3,920		4,708

Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	4,500		4,885

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000		3,448

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	750		765

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (c)	2,900		2,018

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	2,000		2,240

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2049	8,000		8,950

Orange County, Florida Health Authority Revenue Bonds, Series 2019
5.000% due 10/01/2047	2,250		2,594

Orlando-Orange County, Florida Expressway Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	5,985		6,041

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2030 (c)	1,200		927
0.000% due 10/01/2031 (c)	1,330		991

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	4,000		4,765

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047 (e)	3,750		3,967

			47,940

GEORGIA 6.1%

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2036	1,000		1,209
5.000% due 07/01/2037	500		600
5.000% due 07/01/2038	800		953

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.250% due 10/01/2032	3,000		2,953

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	5,000		5,017

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	$7,000	$	7,111

Columbus Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2054	4,035		4,910

DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000		15,758

Fulton County, Georgia Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,000		1,260
5.000% due 06/15/2031	1,210		1,552

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	11,295		12,243

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
1.890% (US0001M) due 08/01/2048 ~	4,850		4,841

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,630		1,699

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	3,000		3,132

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	850		939
5.000% due 01/01/2038	1,500		1,652
5.000% due 01/01/2039	1,500		1,643
5.000% due 01/01/2049	2,000		2,141
5.000% due 01/01/2059	2,000		2,130

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2026	400		448
5.000% due 01/01/2027	400		455

			72,646

ILLINOIS 8.3%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	1,000		1,018

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	2,000		1,964

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000		2,058

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2038	4,000		4,568
5.000% due 07/01/2038	1,000		1,089
5.000% due 01/01/2039	2,000		2,278

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	3,885		4,026

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2040	4,520		4,665

Chicago, Illinois General Obligation Bonds, Series 2014
5.250% due 01/01/2033	3,000		3,068

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2039	4,500		4,648

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	4,500		4,818

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	4,250		4,393

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450		474

Illinois Finance Authority Revenue Bonds, Series 2016
2.457% (0.7*US0001M + 1.350%) due 05/01/2036 ~	1,000		1,001
4.000% due 02/15/2036	3,290		3,576
5.000% due 02/15/2029	4,500		5,186

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2037 ^(b)	$1,500	$	414
5.250% due 12/01/2052 ^(b)	2,000		552

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	1,250		1,315

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2034	3,500		3,580

Illinois State General Obligation Bonds, Series 2016
5.000% due 06/01/2027	4,200		4,388

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	890		889
5.000% due 05/01/2036	1,610		1,643

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000		2,112
5.000% due 11/01/2026	3,000		3,153
5.000% due 11/01/2027	1,500		1,563

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	1,185		1,216

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	2,830		2,401
3.000% due 06/15/2033	1,000		824

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	5,000		5,777

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (d)	2,500		1,289

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2028	2,250		2,669

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	5,600		7,470

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.957% due 01/01/2032	8,000		8,476

			98,561

INDIANA 1.0%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	5,000		4,226

Indianapolis Local Public Improvement Bond Bank Revenue Notes, Series 2019
1.450% due 06/01/2021	7,000		7,000

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000		1,061

			12,287

KENTUCKY 0.5%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2017
5.000% due 08/15/2032	1,000		1,178

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2034	1,250		1,402
4.000% due 11/01/2038	400		441

Kentucky State Property & Building Commission Revenue Notes, Series 2019
5.000% due 11/01/2022	1,500		1,641
5.000% due 11/01/2024	1,390		1,605

			6,267

LOUISIANA 0.3%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2010
6.500% due 11/01/2035	1,400		1,403

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	1,825		1,634

			3,037

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
MARYLAND 1.4%

Baltimore, Maryland Revenue Bonds, Series 2017
5.000% due 09/01/2028	$1,500	$	1,537
5.000% due 09/01/2039	1,500		1,460

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	4,590		5,351

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	7,500		8,397

			16,745

MASSACHUSETTS 1.9%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	2,000		2,284

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500		2,760

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2030	6,660		7,231

Massachusetts School Building Authority Revenue Bonds, Series 2019
5.000% due 02/15/2044	1,900		2,326

Massachusetts Water Resources Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 08/01/2030	5,750		7,723

			22,324

MICHIGAN 1.8%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,350		5,406

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2044	2,000		2,123

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	4,000		4,561

Michigan Finance Authority Revenue Bonds, Series 2019
5.000% due 12/01/2048	3,000		3,521

Michigan State Building Authority Revenue Bonds, Series 2019
5.000% due 04/15/2035	1,000		1,278
5.000% due 04/15/2036	3,500		4,458

			21,347

MINNESOTA 0.4%

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,750		4,218

MISSOURI 0.5%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2044	2,200		2,431

Missouri Highway & Transportation Commission Revenue Bonds, (BABs), Series 2009
5.445% due 05/01/2033	2,260		2,895

			5,326

NEBRASKA 0.7%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000		5,390

Nebraska Public Power District Revenue Bonds, Series 2013
5.000% due 01/01/2031	3,000		3,194

			8,584

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
NEVADA 0.5%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	$4,000	$	4,318

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2048	1,000		1,106
5.000% due 06/01/2033	220		272

			5,696

NEW HAMPSHIRE 0.6%

New Hampshire Business Finance Authority Revenue Bonds, Series 2019
2.000% due 06/01/2049	3,000		3,003

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	2,500		3,603

			6,606

NEW JERSEY 3.6%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2037	1,000		1,177

New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2031	480		496

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	10,500		12,368

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000		3,217

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2031	1,500		1,633
5.000% due 06/15/2032	2,000		2,164
5.000% due 06/15/2044	1,500		1,567

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	8,000		9,514

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	1,400		1,682

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	3,500		3,932
5.000% due 06/01/2031	2,605		2,879
5.000% due 06/01/2046	2,500		2,561

			43,190

NEW MEXICO 1.4%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2008
0.750% due 08/01/2034	8,600		8,600

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	6,250		6,815

University of New Mexico Revenue Notes, Series 2016
5.000% due 06/01/2026	1,000		1,218

			16,633

NEW YORK 14.8%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2040	2,500		3,177

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (e)	1,750		1,825

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	1,000		1,038

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	$10,000	$	10,626

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
1.879% (US0001M) due 11/01/2026 ~	4,800		4,790

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.250% due 11/15/2057	1,000		1,113

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	10,060		10,644

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,000		8,831

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (e)	2,000		2,083

New York City Industrial Development Agency, New York Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	4,145		4,071

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	5,990		6,172

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 02/01/2025	7,000		7,706

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	2,000		2,396

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2037	4,500		5,482

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
0.850% due 11/01/2044	2,250		2,250
4.000% due 11/01/2037	3,000		3,464
5.000% due 05/01/2037	4,840		6,016

New York City, General Obligation Bonds, Series 2018
4.000% due 12/01/2041	2,000		2,258
5.000% due 12/01/2038	5,000		6,118

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2037	2,500		3,065

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	5,000		5,245
5.750% due 11/15/2051	5,000		5,359

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,150		2,183
5.375% due 11/15/2040	2,000		2,070

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 03/15/2044	6,750		7,523
5.000% due 03/15/2029	3,695		4,674

New York State Dormitory Authority Revenue Bonds, Series 2019
3.142% due 07/01/2043	2,600		2,587
5.000% due 05/01/2048	7,825		8,281

New York State Dormitory Authority Revenue Bonds, Series 2020
3.190% due 02/15/2043	2,500		2,482

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	5,000		5,473

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	2,000		1,980
5.000% due 01/01/2036	9,275		11,559

New York State Thruway Authority Revenue Bonds, Series 2020
3.000% due 01/01/2048	3,000		2,934

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2038	2,375		3,047

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	$1,710	$	1,710

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
4.000% due 11/01/2059	2,500		2,670
5.000% due 09/01/2033	3,150		4,053

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,000		2,164

TSASC Inc, New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,750		1,466

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2028	4,000		4,496

			175,081

NORTH CAROLINA 0.4%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2036	2,500		2,709

North Carolina Turnpike Authority Revenue Bonds, Series 2019
0.000% due 01/01/2040 (c)	3,500		2,023

			4,732

OHIO 3.4%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2037	3,000		3,303
4.000% due 06/01/2038	2,000		2,193
4.000% due 06/01/2039	2,000		2,188
5.000% due 06/01/2035	2,000		2,462
5.000% due 06/01/2036	2,000		2,454
5.000% due 06/01/2055	2,000		1,777

Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2029	5,245		5,560

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	4,085		3,912

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	2,700		2,494

Ohio Air Quality Development Authority Revenue Notes, Series 2019
3.250% due 09/01/2029	2,760		2,540

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	2,750		3,032
5.250% due 02/15/2029	2,900		3,204

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2032 (e)	5,000		5,717

			40,836

OKLAHOMA 0.4%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2035	1,790		1,804

Oklahoma Development Finance Authority Revenue Notes, Series 2019
5.000% due 08/01/2028	715		814
5.000% due 08/01/2029	755		863

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	1,250		1,209

			4,690

OREGON 0.7%

Portland, Oregon Tax Allocation Bonds, Series 2011
5.000% due 06/15/2029	1,000		1,043

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.000% due 06/15/2031	$500	$	521

Portland, Oregon Water System Revenue Bonds, Series 2019
5.000% due 05/01/2044	5,000		6,207

			7,771

PENNSYLVANIA 2.8%

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	500		543

Chester County Health & Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 10/01/2052	2,500		2,965

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	2,000		2,415
5.000% due 06/01/2032	2,000		2,407

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (e)	3,000		3,516

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,250		2,376

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	4,915		5,312

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,000		3,644
5.000% due 12/01/2048	3,750		4,520

Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2011
5.000% due 01/01/2041	5,000		5,109

			32,807

PUERTO RICO 1.9%

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (AGC Insured), Series 2008
5.000% due 07/01/2028	1,005		1,005

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.799% (0.67*US0003M + 0.520%) due 07/01/2029 ~	7,985		6,887

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	18,646		4,432
4.750% due 07/01/2053	3,655		3,451
5.000% due 07/01/2058	6,770		6,600

			22,375

SOUTH CAROLINA 0.1%

South Carolina Public Service Authority Revenue Bonds, Series 2014
5.000% due 12/01/2046	400		439

South Carolina Public Service Authority Revenue Bonds, Series 2015
5.000% due 12/01/2050	1,000		1,102

			1,541

TENNESSEE 0.5%

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Notes, Series 2017
4.750% due 07/01/2027	375		374

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000		4,198
5.000% due 02/01/2024	1,400		1,492

			6,064

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
TEXAS 9.9%

Austin Convention Enterprises, Inc., Texas Revenue Bonds, Series 2017
5.000% due 01/01/2030	$755	$	753
5.000% due 01/01/2031	800		792
5.000% due 01/01/2032	655		648

Austin, Texas Water & Wastewater System Revenue Bonds, Series 2017
5.000% due 11/15/2037	2,000		2,448

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2043	2,500		2,843

Dallas Love Field, Texas Revenue Bonds, Series 2017
5.000% due 11/01/2029	1,250		1,446

Goose Creek Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
3.000% due 10/01/2049	5,000		5,035

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450		5,045

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2045	2,580		2,848

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,800		2,184
5.000% due 07/01/2034	1,000		1,198
5.000% due 07/01/2035	1,460		1,743
5.000% due 07/01/2036	1,000		1,190

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (e)	200		228
4.000% due 08/15/2035 (e)	700		796
4.000% due 08/15/2036 (e)	500		567
4.000% due 08/15/2037 (e)	800		905
4.000% due 08/15/2040 (e)	2,800		3,150
5.000% due 01/01/2042	2,000		1,915

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2039	4,230		4,821

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2048	8,750		9,972

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,000		4,636

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	2,000		1,990

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100		88

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2017
5.000% due 02/01/2047	5,000		6,038

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150		2,251
5.250% due 12/15/2022	3,825		4,102

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2028	5,000		5,206

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	2,200		2,181

Texas State General Obligation Bonds, Series 2016
5.500% due 08/01/2031	3,000		3,735

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	27,500		27,812

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	4,500		4,773

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 10/15/2043	1,000		1,221

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (f)	$500	$	502

University of Texas System Revenue Bonds, Series 2020
5.000% due 08/15/2040 (a)	2,300		3,358

			118,420

UTAH 1.1%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2017
5.000% due 07/01/2042	3,000		3,392

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,750		1,975

Utah County, Utah Revenue Bonds, Series 2016
4.000% due 05/15/2047	5,000		5,356

Utah Transit Authority Revenue Bonds, Series 2016
4.000% due 12/15/2031	2,380		2,669

			13,392

VIRGINIA 0.4%

Prince William County, Virginia Industrial Development Authority Revenue Bonds, Series 2011
5.125% due 09/01/2041	2,000		2,113

Richmond, Virginia Public Utility Revenue Bonds, Series 2013
5.000% due 01/15/2029	2,000		2,201

			4,314

WASHINGTON 3.1%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (e)	4,000		4,428

Washington Health Care Facilities Authority Revenue Bonds, Series 2009
5.000% due 08/15/2044	4,965		5,243

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
5.000% due 01/01/2047	2,000		2,309
5.760% (MUNIPSA + 1.050%) due 01/01/2042 ~	3,000		3,065

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	4,000		4,693

Washington State General Obligation Bonds, Series 2016
5.000% due 08/01/2030	2,510		3,046

Washington State General Obligation Bonds, Series 2020
5.000% due 02/01/2036	11,060		14,195

			36,979

WEST VIRGINIA 0.2%

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (e)	2,000		2,228

			2,228

WISCONSIN 1.0%

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
2.625% due 11/01/2025	1,500		1,468

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 11/15/2035	5,500		6,385

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2047 (e)	3,500		3,885

			11,738

Total Municipal Bonds & Notes (Cost $1,050,990)			1,093,597

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (g) 0.0%
		$	508

Total Short-Term Instruments (Cost $508)			508

Total Investments in Securities (Cost $1,060,087)			1,103,069

	SHARES
INVESTMENTS IN AFFILIATES 8.7%

SHORT-TERM INSTRUMENTS 8.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.7%

PIMCO Short-Term Floating NAV Portfolio III	10,487,155		102,994

Total Short-Term Instruments (Cost $103,558)			102,994

Total Investments in Affiliates (Cost $103,558)			102,994

Total Investments 101.8% (Cost $1,163,645)		$	1,206,063

Financial Derivative Instruments (h)0.0% (Cost or Premiums, net $0)			194

Other Assets and Liabilities, net (1.8)%			(21,447)

Net Assets 100.0%		$	1,184,810

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$ 500	$502	0.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$508	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(521)	$508	$508

Total Repurchase Agreements						$(521)	$508	$508

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$508	$0	$0	$508	$(521)	$(13)

Total Borrowings and Other Financing Transactions	$508	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BYL	Receive	New Jersey Economic Development Authority «	N/A	1.575% (1-Month USD-LIBOR plus a specified spread)	Semi-Annual	03/15/2021	$10,000	$0	$194	$194	$0

Total Swap Agreements								$0	$194	$194	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BYL	$0	$0	$194	$194	$0	$0	$0	$0	$194	$0	$194

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$194	$194

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5,904)	$(5,904)

Over the counter
Swap Agreements	$0	$0	$0	$0	$161	$161

	$0	$0	$0	$0	$(5,743)	$(5,743)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$467	$467

Over the counter
Swap Agreements	$0	$0	$0	$0	$194	$194

	$0	$0	$0	$0	$661	$661

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$8,964	$0	$8,964
Municipal Bonds & Notes
Alabama	0	18,626	0	18,626
Arizona	0	16,122	0	16,122
California	0	118,036	0	118,036
Colorado	0	32,415	0	32,415
Connecticut	0	20,719	0	20,719
District of Columbia	0	13,304	0	13,304
Florida	0	47,940	0	47,940
Georgia	0	72,646	0	72,646
Illinois	0	98,561	0	98,561
Indiana	0	12,287	0	12,287
Kentucky	0	6,267	0	6,267
Louisiana	0	3,037	0	3,037
Maryland	0	16,745	0	16,745
Massachusetts	0	22,324	0	22,324
Michigan	0	21,347	0	21,347
Minnesota	0	4,218	0	4,218
Missouri	0	5,326	0	5,326
Nebraska	0	8,584	0	8,584
Nevada	0	5,696	0	5,696
New Hampshire	0	6,606	0	6,606
New Jersey	0	43,190	0	43,190
New Mexico	0	16,633	0	16,633
New York	0	175,081	0	175,081
North Carolina	0	4,732	0	4,732
Ohio	0	40,836	0	40,836
Oklahoma	0	4,690	0	4,690
Oregon	0	7,771	0	7,771

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Pennsylvania	$0	$32,807	$0	$32,807
Puerto Rico	0	22,375	0	22,375
South Carolina	0	1,541	0	1,541
Tennessee	0	6,064	0	6,064
Texas	0	118,420	0	118,420
Utah	0	13,392	0	13,392
Virginia	0	4,314	0	4,314
Washington	0	36,979	0	36,979
West Virginia	0	2,228	0	2,228
Wisconsin	0	11,738	0	11,738
Short-Term Instruments
Repurchase Agreements	0	508	0	508

	$0	$1,103,069	$0	$1,103,069

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$102,994	$0	$0	$102,994

Total Investments	$102,994	$1,103,069	$0	$1,206,063

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$194	$194

Total Financial Derivative Instruments	$0	$0	$194	$194

Totals	$102,994	$1,103,069	$194	$1,206,257

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.8%

MUNICIPAL BONDS & NOTES 90.4%

ALABAMA 1.5%

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	$500	$	581

Lower Alabama Gas District Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,500		1,562

			2,143

ARIZONA 1.1%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2018
5.000% due 07/01/2029	300		347
5.000% due 07/01/2030	350		403

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	500		622

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Notes, Series 2019
5.000% due 01/01/2029	175		226

			1,598

CALIFORNIA 2.3%

California Pollution Control Financing Authority Revenue Bonds, Series 2010
1.090% due 08/01/2023	1,600		1,600

California Pollution Control Financing Authority Revenue Bonds, Series 2019
1.170% due 11/01/2042	300		300

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,300		1,334

			3,234

COLORADO 2.5%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	500		592

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 11/15/2049	500		601

Denver Convention Center Hotel Authority, Colorado Revenue Bonds, Series 2016
5.000% due 12/01/2027	1,000		1,047

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.670% (0.67*US0001M + 1.050%) due 09/01/2039 ~	760		764

Solaris Metropolitan District No. 3, Colorado General Obligation Notes, Series 2016
3.750% due 12/01/2026	599		581

			3,585

CONNECTICUT 6.6%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2027	1,000		1,209

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	1,000		1,220

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	1,000		1,222

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	750		745

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,480		2,733

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2030	$1,000	$	1,260

Metropolitan District, Connecticut General Obligation Notes, Series 2019
5.000% due 07/15/2029	750		971

			9,360

DISTRICT OF COLUMBIA 0.4%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	445		530

FLORIDA 4.2%

Escambia County, Florida Revenue Bonds, Series 2003
2.600% due 06/01/2023	1,000		1,037

Escambia County, Florida Revenue Bonds, Series 2019
2.000% due 11/01/2033	775		761

Florida Municipal Power Agency Revenue Bonds, Series 2015
5.000% due 10/01/2027	500		590

Florida Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 10/01/2031	1,000		1,342

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2029	590		765

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000		1,149

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2027 (a)	350		299

			5,943

GEORGIA 5.5%

Atlanta Department of Airport Passenger Facility Charge, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2040	2,000		2,138

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,250		1,254

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	1,000		1,016

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	940		1,019

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
1.890% (US0001M) due 08/01/2048 ~	550		549

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	750		782

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2033	500		579

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2028	400		463

			7,800

GUAM 0.6%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850		882

ILLINOIS 6.8%

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	1,000		1,029

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2030	$250	$	254

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,000		1,028

Chicago, Illinois General Obligation Notes, Series 2019
5.000% due 01/01/2028	1,000		1,039

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	500		575

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	1,000		1,052

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	1,000		1,004

Illinois State General Obligation Notes, Series 2012
5.000% due 08/01/2020	415		417

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	500		513

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	1,000		1,231

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	500		594

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	600		800

			9,536

INDIANA 1.6%

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2031	750		949

Indiana Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 01/01/2035	120		148

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2030	500		638

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500		531

			2,266

KENTUCKY 2.3%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	1,000		1,034
4.000% due 01/01/2049	1,000		1,002

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
5.000% due 11/01/2031	1,000		1,237

			3,273

LOUISIANA 1.6%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	750		987

Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	1,000		1,012

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.200% due 06/01/2037	310		250

			2,249

MAINE 0.3%

Portland, Maine General Airport Revenue Bonds, Series 2019
5.000% due 01/01/2031	370		459

MARYLAND 1.2%

Baltimore, Maryland Revenue Notes, Series 2017
5.000% due 09/01/2026	1,000		1,028

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	$535	$	624

			1,652

MASSACHUSETTS 3.1%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
5.210% (MUNIPSA + 0.500%) due 07/01/2038 ~	750		742

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	500		609

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	840		988

Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2024	1,000		1,117

Massachusetts Water Resources Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 08/01/2030	650		873

			4,329

MICHIGAN 2.6%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	1,505		1,870

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	500		569

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,000		1,196

			3,635

MISSISSIPPI 0.9%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	750		766

Mississippi Hospital Equipment & Facilities Authority Revenue Bonds, Series 2004
1.070% due 09/01/2022	500		499

			1,265

MISSOURI 0.6%

Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Series 2010
5.000% due 07/01/2025	40		41

St Louis, Missouri Revenue Notes, Series 2019
2.500% due 06/01/2020	750		752

			793

NEBRASKA 0.6%

Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	750		774

NEW JERSEY 5.0%

New Jersey Economic Development Authority Revenue Notes, Series 2013
5.000% due 01/01/2024	570		607

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	1,500		1,767

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	1,000		1,050

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	500		520

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	$750	$	892

Rutgers The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250		280

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2016
5.000% due 01/01/2035	290		304

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	500		553

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2028	1,000		1,130

			7,103

NEW MEXICO 1.4%

New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805		899

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	1,000		1,091

			1,990

NEW YORK 7.9%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
1.879% (US0001M) due 11/01/2026 ~	600		599

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	1,000		1,051

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	1,200		1,232

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000		1,104

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,000		1,255

New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	750		857

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,000		1,097

New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2030	1,000		1,158

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000		1,095

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	750		838
5.000% due 06/01/2027	750		847

			11,133

NORTH CAROLINA 2.2%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,200		1,298

North Carolina State Revenue Bonds, Series 2019
5.000% due 05/01/2030	500		646

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	1,000		1,143

			3,087

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
OHIO 4.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2019
5.000% due 02/15/2031	$320	$	406

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	200		214

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2032	600		747

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	1,000		1,141

Franklin County, Ohio Revenue Bonds, Series 2013
1.050% due 12/01/2046	580		580

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750		913

Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000		1,131

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	750		827

			5,959

OREGON 0.4%

Oregon Health & Science University Revenue Bonds, Series 2012
5.000% due 07/01/2026	575		622

PENNSYLVANIA 7.5%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000		1,208

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	500		577

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	1,000		1,228

Delaware River Joint Toll Bridge Commission, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2026	500		612

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	1,000		1,132

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	525		545

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	500		614

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.150% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750		747

Pennsylvania Turnpike Commission Revenue Bonds, (AGM Insured), Series 2019
4.000% due 12/01/2049	1,500		1,671

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2035	125		153

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
5.310% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000		1,008

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	250		293

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2016
5.000% due 10/01/2026	660		804

			10,592

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
PUERTO RICO 0.7%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.799% (0.67*US0003M + 0.520%) due 07/01/2029 ~	$345	$	297

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	700		645

			942

SOUTH DAKOTA 0.5%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2027	535		633

TENNESSEE 1.6%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2025	1,000		1,114

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000		1,120

			2,234

TEXAS 9.7%

Austin Convention Enterprises, Inc., Texas Revenue Notes, Series 2017
5.000% due 01/01/2027	875		887

Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	1,000		1,112

Cypress-Fairbanks Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2019
5.000% due 02/15/2030	340		438

Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325		358

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	690		754

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500		536

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2028	390		476

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	$1,000	$	1,210

Houston, Texas Combined Utility System Revenue Notes, Series 2017
5.000% due 11/15/2026	645		798

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2031	1,000		1,275

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	515		603

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2026	550		624

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,275		1,405

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	1,000		1,011

Texas State University System Revenue Bonds, Series 2017
5.000% due 03/15/2030	330		405

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	1,000		1,281

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2028	375		477

			13,650

UTAH 0.4%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2030	500		605

WASHINGTON 1.1%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
5.760% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000		1,022

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2030	500		555

			1,577

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
WEST VIRGINIA 0.4%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	$500	$	513

WISCONSIN 1.1%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2028	900		1,131

WPPI Energy, Wisconsin Revenue Notes, Series 2013
5.000% due 07/01/2021	365		381

			1,512

Total Municipal Bonds & Notes (Cost $124,211)			127,458

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
			547

Total Short-Term Instruments (Cost $547)			547

Total Investments in Securities (Cost $124,758)			128,005

	SHARES
INVESTMENTS IN AFFILIATES 8.8%

SHORT-TERM INSTRUMENTS 8.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.8%

PIMCO Short-Term Floating NAV Portfolio III	1,256,987		12,345

Total Short-Term Instruments (Cost $12,372)			12,345

Total Investments in Affiliates (Cost $12,372)			12,345

Total Investments 99.6% (Cost $137,130)		$	140,350

Other Assets and Liabilities, net 0.4%			541

Net Assets 100.0%		$	140,891

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$547	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(558)	$547	$547

Total Repurchase Agreements						$(558)	$547	$547

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$547	$0	$0	$547	$(558)	$(11)

Total Borrowings and Other Financing Transactions	$547	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$2,143	$0	$2,143
Arizona	0	1,598	0	1,598
California	0	3,234	0	3,234
Colorado	0	3,585	0	3,585
Connecticut	0	9,360	0	9,360
District of Columbia	0	530	0	530
Florida	0	5,943	0	5,943
Georgia	0	7,800	0	7,800
Guam	0	882	0	882
Illinois	0	9,536	0	9,536
Indiana	0	2,266	0	2,266
Kentucky	0	3,273	0	3,273
Louisiana	0	2,249	0	2,249
Maine	0	459	0	459
Maryland	0	1,652	0	1,652
Massachusetts	0	4,329	0	4,329
Michigan	0	3,635	0	3,635
Mississippi	0	1,265	0	1,265
Missouri	0	793	0	793
Nebraska	0	774	0	774
New Jersey	0	7,103	0	7,103
New Mexico	0	1,990	0	1,990

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
New York	$0	$11,133	$0	$11,133
North Carolina	0	3,087	0	3,087
Ohio	0	5,959	0	5,959
Oregon	0	622	0	622
Pennsylvania	0	10,592	0	10,592
Puerto Rico	0	942	0	942
South Dakota	0	633	0	633
Tennessee	0	2,234	0	2,234
Texas	0	13,650	0	13,650
Utah	0	605	0	605
Washington	0	1,577	0	1,577
West Virginia	0	513	0	513
Wisconsin	0	1,512	0	1,512
Short-Term Instruments
Repurchase Agreements	0	547	0	547

	$0	$128,005	$0	$128,005

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,345	$0	$0	$12,345

Total Investments	$12,345	$128,005	$0	$140,350

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	63

Schedule of Investments PIMCO New York Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.0%

MUNICIPAL BONDS & NOTES 88.0%

KENTUCKY 0.4%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	$2,500	$	2,500

NEW JERSEY 1.1%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	5,500		6,479

NEW YORK 83.4%

Battery Park City Authority, New York Revenue Bonds, Series 2013
5.000% due 11/01/2030	3,000		3,386

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2038	3,750		4,782
5.000% due 11/01/2040	1,000		1,271

Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2016
5.000% due 07/15/2042	3,500		3,538

Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2031	575		622
5.000% due 08/01/2040	500		567

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	1,500		1,541

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 08/01/2035	400		481
5.000% due 08/01/2036	500		599
5.000% due 11/01/2047 (c)	4,000		5,956

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440		510
5.000% due 07/01/2044	1,000		1,158

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	1,000		1,157

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2017
5.000% due 07/01/2034	1,200		1,443
5.000% due 07/01/2035	1,100		1,318

Erie County, New York General Obligation Bonds, Series 2015
5.000% due 09/15/2026	300		359
5.000% due 09/15/2027	275		328
5.000% due 09/15/2028	275		327

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2011
4.625% due 07/01/2036	1,700		1,759
5.000% due 07/01/2041	1,500		1,564

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000		1,183

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000		5,190

Long Island Power Authority, New York Revenue Bonds, Series 2017
5.000% due 09/01/2037	500		593
5.000% due 09/01/2042	2,000		2,349

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000		3,189

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
0.850% due 11/01/2032	3,000		3,000

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
1.879% (US0001M) due 11/01/2026 ~	$2,535	$	2,530
5.000% due 11/15/2032	2,500		2,687

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2015
5.000% due 11/15/2045	2,000		2,156

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	1,630		1,802

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2035	3,500		3,641
5.250% due 11/15/2057	2,000		2,225

Metropolitan Transportation Authority, New York Revenue Notes, Series 2018
5.000% due 05/15/2021	3,525		3,629

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
4.000% due 07/01/2020	5,000		5,020
5.000% due 05/15/2022	5,000		5,257
5.000% due 09/01/2022	4,910		5,195

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	2,500		2,567

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500		1,689

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 10/01/2047	2,130		2,117
5.000% due 12/01/2046	1,000		1,176

Monroe County, New York Industrial Development Agency Revenue Bonds, Series 2017
5.000% due 05/01/2031	1,500		1,872

Monroe County, New York Industrial Development Agency Revenue Notes, Series 2018
5.000% due 05/01/2028	1,000		1,293

Nassau County, New York General Obligation Notes, Series 2017
5.000% due 10/01/2027	2,500		3,073

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	6,000		6,623

New York City Housing Development Corp. Revenue Bonds, Series 2014
4.500% due 02/15/2048	5,000		5,358

New York City Housing Development Corp. Revenue Bonds, Series 2015
4.350% due 11/01/2048	1,000		1,056

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	2,000		1,999

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (c)	1,000		1,041

New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500		505

New York City Industrial Development Agency, New York Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750		737

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	3,500		3,607

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000		2,219

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
5.000% due 11/01/2026	2,500		2,977

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	1,000		1,198

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2017
4.000% due 08/01/2042	$2,545	$	2,826
5.000% due 11/01/2033	5,180		6,258

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2037	2,500		3,046
5.000% due 05/01/2038	2,500		3,035

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
0.750% due 08/01/2042	5,000		5,000
0.850% due 11/01/2044	1,480		1,480
4.000% due 11/01/2037	2,000		2,309
4.000% due 11/01/2038	5,000		5,749
5.000% due 11/01/2035	3,500		4,377

New York City Trust for Cultural Resources Revenue Bonds, Series 2014
4.710% (MUNIPSA) due 04/01/2044 ~	7,500		7,500

New York City Trust for Cultural Resources Revenue Bonds, Series 2016
4.000% due 04/01/2027	1,570		1,810

New York City Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2030	300		390
5.000% due 12/01/2031	250		324
5.000% due 12/01/2032	300		387
5.000% due 12/01/2033	300		386
5.000% due 12/01/2034	575		736
5.000% due 12/01/2035	350		446
5.000% due 12/01/2036	400		508
5.000% due 12/01/2037	275		348
5.000% due 12/01/2038	300		379
5.000% due 12/01/2039	250		315

New York City Water & Sewer System, New York Revenue Bonds, Series 2006
0.800% due 06/15/2038	1,690		1,690

New York City Water & Sewer System, New York Revenue Bonds, Series 2009
4.500% due 06/15/2041	1,000		1,000

New York City Water & Sewer System, New York Revenue Bonds, Series 2013
0.750% due 06/15/2050	1,300		1,300

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.850% due 06/15/2050	5,000		5,000

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,700		3,273

New York City, General Obligation Bonds, Series 2014
0.750% due 03/01/2040	11,025		11,025

New York City, General Obligation Bonds, Series 2015
0.850% due 06/01/2044	4,000		4,000

New York City, General Obligation Bonds, Series 2016
4.000% due 12/01/2043	1,000		1,105

New York City, General Obligation Bonds, Series 2017
0.850% due 10/01/2046	5,420		5,420

New York City, General Obligation Bonds, Series 2018
0.850% due 12/01/2047	1,285		1,285
5.000% due 12/01/2038	5,000		6,118

New York City, General Obligation Bonds, Series 2020
5.000% due 08/01/2032	6,365		8,309

New York City, General Obligation Notes, Series 2013
5.000% due 08/01/2020	805		815

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
4.000% due 07/15/2045	5,000		5,568
5.000% due 07/15/2035	2,500		3,085

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	500		528
5.000% due 11/15/2029	1,000		1,135
5.000% due 11/15/2045	2,000		2,264

New York County, New York Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	5,000		722
0.000% due 06/01/2055 (b)	6,375		330

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

New York County, New York Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (b)	$7,500	$	421

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,000		7,502

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	6,000		6,094

New York Liberty Development Corp. Revenue Bonds, Series 2019
2.625% due 09/15/2069	2,100		2,005
2.800% due 09/15/2069	2,000		1,910

New York State Dormitory Authority Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000		1,212

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000		1,052

New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2026	1,500		1,515
5.000% due 07/01/2035	500		505
5.500% due 07/01/2040	1,000		1,011

New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500		506

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	2,000		2,153
5.000% due 12/15/2026	4,000		4,387

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 03/15/2028	3,000		3,344

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000		2,331
5.000% due 07/01/2050	1,285		1,493

New York State Dormitory Authority Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,100		1,308
5.000% due 02/15/2038	1,600		1,908
5.000% due 07/01/2038	1,000		1,198
5.000% due 07/01/2043	1,530		1,819

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2036	4,500		4,914
4.000% due 07/01/2041	2,000		2,214
4.000% due 03/15/2044	3,635		4,052
5.000% due 03/15/2030	5,000		6,303
5.000% due 03/15/2041	3,500		4,264
5.000% due 07/01/2048	1,675		2,040
5.000% due 10/01/2048	1,500		2,363
5.250% due 03/15/2038	3,500		4,371

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2039	5,000		6,194
5.000% due 03/15/2040	5,000		6,188
5.000% due 03/15/2041	2,000		2,470
5.000% due 03/15/2042	6,000		7,394
5.000% due 05/01/2048	5,000		5,791
5.000% due 07/01/2049	3,000		3,669
5.000% due 07/01/2050	5,000		6,173

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 07/01/2046	3,500		3,870
4.000% due 07/01/2050	9,000		9,719

New York State Dormitory Authority Revenue Notes, Series 2018
5.000% due 10/01/2028	2,000		2,522

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
2.000% due 06/01/2029	2,000		2,001
3.500% due 10/01/2029	4,000		4,378

New York State Environmental Facilities Corp. Revenue Bonds, Series 2005
5.500% due 10/15/2020	285		290

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

New York State Environmental Facilities Corp. Revenue Bonds, Series 2012
1.100% due 05/01/2030	$4,250	$	4,247

New York State Environmental Facilities Corp. Revenue Bonds, Series 2018
5.000% due 06/15/2043	2,500		3,052

New York State Environmental Facilities Corp. Revenue Bonds, Series 2020
4.000% due 06/15/2045 (a)	1,000		1,129

New York State Housing Finance Agency Revenue Bonds, Series 2019
1.875% due 05/01/2050	2,000		2,000

New York State Thruway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2051	3,000		3,468

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000		1,079

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2037	2,500		2,793
5.000% due 01/01/2036	5,140		6,406

New York State Urban Development Corp. Revenue Bonds, Series 2017
4.000% due 03/15/2046	1,560		1,691

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2038	3,000		3,849
5.000% due 03/15/2039	2,875		3,511
5.000% due 03/15/2041	1,000		1,270

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.250% due 01/01/2050	4,500		4,631

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	1,000		1,008

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	975		975

Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2002
5.000% due 09/15/2028	2,640		2,648

Oneida County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2019
4.000% due 12/01/2049	2,000		2,235

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	4,015		4,447
5.000% due 12/01/2045	5,000		6,304

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.000% due 11/15/2041	1,620		1,917

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2038	4,000		4,925
5.000% due 09/01/2048	4,000		4,873

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2033	5,000		6,433
5.000% due 09/01/2039	2,500		3,143

Port Authority of New York & New Jersey Revenue Notes, Series 2010
5.000% due 12/01/2020	350		354

Port Chester-Rye Union Free School District, New York General Obligation Notes, Series 2019
2.500% due 06/12/2020	5,000		5,013

Rochester, New York General Obligation Notes, Series 2019
3.000% due 05/29/2020	2,170		2,176

Saratoga County, New York Capital Resources Corp. Revenue Bonds, Series 2018
5.000% due 07/01/2037	525		648
5.000% due 07/01/2038	300		369

Suffolk County, New York General Obligation Notes, (AGM Insured), Series 2019
4.000% due 10/15/2029	5,125		5,946

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
5.000% due 11/15/2044	$4,435	$	5,319

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2042	4,185		5,134
5.000% due 11/15/2043	5,985		7,326

Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	4,500		4,565

Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
5.200% due 04/01/2037	2,750		2,892

Troy, New York General Obligation Notes, Series 2020
1.750% due 02/05/2021	6,500		6,530

TSASC Inc, New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,000		3,352

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	3,000		3,388

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2053	1,000		879

			501,779

PUERTO RICO 2.0%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.799% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,970		1,699

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	7,200		1,711
4.750% due 07/01/2053	2,775		2,620
5.000% due 07/01/2058	3,920		3,822

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,000		921
4.784% due 07/01/2058	1,200		1,127

			11,900

TEXAS 1.1%

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	7,000		7,080

Total Municipal Bonds & Notes (Cost $516,302)			529,738

Total Investments in Securities (Cost $516,302)			529,738

	SHARES
INVESTMENTS IN AFFILIATES 11.9%

SHORT-TERM INSTRUMENTS 11.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.9%

PIMCO Short-Term Floating NAV Portfolio III	7,266,625		71,366

Total Short-Term Instruments (Cost $71,795)			71,366

Total Investments in Affiliates (Cost $71,795)			71,366

Total Investments 99.9% (Cost $588,097)		$	601,104

Other Assets and Liabilities, net 0.1%			666

Net Assets 100.0%		$	601,770

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	65

Schedule of Investments PIMCO New York Municipal Bond Fund (Cont.)

March 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$704	$704

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$789	$789

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Kentucky	$0	$2,500	$0	$2,500
New Jersey	0	6,479	0	6,479
New York	0	501,779	0	501,779
Puerto Rico	0	11,900	0	11,900
Texas	0	7,080	0	7,080

	$0	$529,738	$0	$529,738

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$71,366	$0	$0	$71,366

Total Investments	$71,366	$529,738	$0	$601,104

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short Duration Municipal Income Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.7%

MUNICIPAL BONDS & NOTES 95.5%

ALABAMA 1.4%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2018
4.000% due 12/01/2048	$3,000	$	3,088

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500		491

			3,579

ARIZONA 1.4%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,500		2,549

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	800		924

			3,473

COLORADO 1.0%

University of Colorado Hospital Authority Revenue Bonds, Series 2017
5.000% due 11/15/2038	2,500		2,615

CONNECTICUT 6.4%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	635		674
5.000% due 08/15/2022	2,030		2,190

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	3,000		3,523

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 1999
2.000% due 07/01/2033	2,000		2,017

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	1,000		993

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	4,790		5,279

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2022	1,000		1,086
5.000% due 07/15/2023	500		561

			16,323

DISTRICT OF COLUMBIA 0.4%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	1,070		1,147

FLORIDA 6.6%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2025	710		841

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2020	760		765

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	500		595
5.000% due 10/01/2026	900		1,094

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	750		812

Florida State General Obligation Notes, Series 2016
5.000% due 06/01/2022	730		790

JEA Electric System, Florida Revenue Notes, Series 2017
5.000% due 10/01/2024	2,220		2,592

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	$3,000	$	3,448

Miami-Dade County, Florida Expressway Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	675		728

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2020	1,750		1,784
5.000% due 10/01/2023	2,765		3,127

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2025 (a)	125		113

			16,689

GEORGIA 3.9%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,500		1,505

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	1,000		954

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	2,500		2,516

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
1.890% (US0001M) due 08/01/2048 ~	1,090		1,088

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,400		1,459

Monroe County, Georgia Development Authority Revenue Bonds, Series 2002
2.000% due 09/01/2037	2,500		2,504

			10,026

ILLINOIS 7.9%

Chicago, Illinois General Obligation Bonds, Series 2002
5.250% due 01/01/2022	500		509

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	3,000		3,035

Illinois Development Finance Authority Revenue Bonds, Series 1990
0.000% due 04/15/2020 (a)	6,325		6,321

Illinois Finance Authority Revenue Bonds, Series 2016
2.457% (0.7*US0001M + 1.350%) due 05/01/2036 ~	1,000		1,001

Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	2,000		2,034

Illinois State General Obligation Notes, Series 2012
5.000% due 08/01/2020	1,000		1,005

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	2,290		2,350

Illinois State Toll Highway Authority Revenue Notes, Series 2014
5.000% due 12/01/2020	610		624

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	1,000		1,149
5.000% due 01/01/2026	750		878

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,000		1,103

			20,009

INDIANA 2.1%

Indiana Finance Authority Revenue Bonds, Series 2009
0.750% due 11/01/2039	900		900

Indiana Finance Authority Revenue Bonds, Series 2011
1.650% due 03/01/2027	1,500		1,503

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Indianapolis Local Public Improvement Bond Bank Revenue Notes, Series 2019
1.450% due 06/01/2021	$1,500	$	1,500

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,250		1,326

			5,229

KENTUCKY 1.9%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,500		2,586
4.000% due 01/01/2049	1,250		1,252

Louisville/Jefferson County, Kentucky Metropolitan Government Revenue Bonds, Series 2007
1.650% due 06/01/2033	1,000		1,000

			4,838

LOUISIANA 0.6%

Louisiana State Citizens Property Insurance Corp. Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2021	775		809

Parish of St. John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	700		601

			1,410

MARYLAND 0.5%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,045		1,218

			1,218

MASSACHUSETTS 3.4%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
5.210% (MUNIPSA + 0.500%) due 07/01/2038 ~	2,500		2,473

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2022	700		753
5.000% due 07/01/2023	750		830

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	1,710		2,012

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	2,250		2,468

			8,536

MICHIGAN 1.9%

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	4,250		4,580

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	370		370

			4,950

MINNESOTA 0.5%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
5.000% due 01/01/2022	250		265

Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2017
5.000% due 01/01/2021	1,000		1,029

			1,294

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	67

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
MISSISSIPPI 1.3%

Mississippi Hospital Equipment & Facilities Authority Revenue Bonds, Series 2004
1.070% due 09/01/2022	$1,315	$	1,315

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	2,000		2,035

			3,350

MISSOURI 1.6%

Columbia, Missouri Water & Electric System Revenue Notes, Series 2019
5.000% due 10/01/2020	1,585		1,615

St. Louis, Missouri Revenue Notes, Series 2019
2.500% due 06/01/2020	2,500		2,505

			4,120

MONTANA 0.4%

Montana Facility Finance Authority Revenue Bonds, Series 2018
5.260% (MUNIPSA + 0.550%) due 08/15/2037 ~	1,020		1,019

NEBRASKA 0.8%

Lincoln, Nebraska Electric System Revenue Notes, Series 2013
5.000% due 09/01/2021	1,015		1,071

Municipal Energy Agency of Nebraska Revenue Notes, Series 2016
5.000% due 04/01/2021	445		462

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2021	495		509

			2,042

NEVADA 1.8%

Clark County, Nevada Revenue Bonds, Series 2017
1.600% due 01/01/2036	750		750

Clark Department of Aviation, Nevada Revenue Notes, Series 2019
5.000% due 07/01/2020	2,250		2,268

Washoe County, Nevada Revenue Bonds, Series 2016
1.850% due 03/01/2036	1,500		1,504

			4,522

NEW JERSEY 2.4%

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2020	1,630		1,638

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2021	1,000		1,028

New Jersey Turnpike Authority Revenue Notes, Series 2017
1.447% (0.7*US0001M + 0.340%) due 01/01/2021 ~	1,000		995

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	2,250		2,356

			6,017

NEW MEXICO 1.3%

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	3,000		3,272

NEW YORK 9.7%

Brooklyn Arena Local Development Corp., New York Revenue Notes, Series 2016
5.000% due 07/15/2022	1,250		1,276

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Long Island Power Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2028	$2,500	$	3,105

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
1.879% (US0001M) due 11/01/2026 ~	1,000		998

Metropolitan Transportation Authority, New York Revenue Notes, Series 2017
5.000% due 11/15/2024	3,000		3,229

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	1,750		1,840

Nassau County, New York General Obligation Notes, Series 2010
5.000% due 10/01/2020	1,000		1,019

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	1,750		1,804

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	1,500		1,499

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2015
5.000% due 11/01/2021	875		927

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	1,750		1,852

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	3,000		3,089

Port Chester-Rye Union Free School District, New York General Obligation Notes, Series 2019
2.500% due 06/12/2020	1,500		1,504

Rochester, New York General Obligation Notes, Series 2019
3.000% due 05/29/2020	1,000		1,003

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	1,500		1,542

			24,687

NORTH CAROLINA 1.2%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2018
0.750% due 01/15/2048	1,500		1,500

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
1.459% (0.67*US0001M + 0.400%) due 12/01/2041 ~	1,500		1,492

			2,992

OHIO 6.7%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2018
2.250% due 02/15/2048	1,500		1,506

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2021	1,250		1,292

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	1,355		1,481
5.000% due 11/15/2024	725		841

Franklin County, Ohio Revenue Bonds, Series 2013
1.050% due 12/01/2046	3,500		3,500

Ohio Higher Educational Facility Commission Revenue Notes, Series 2016
5.000% due 12/01/2022	1,415		1,552

Ohio State Revenue Bonds, Series 2010
1.100% due 11/01/2035	2,500		2,499

Ohio Water Development Authority Revenue Notes, Series 2018
5.000% due 06/01/2028	3,505		4,452

			17,123

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
PENNSYLVANIA 8.9%

Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
1.137% (0.7*US0001M + 0.490%) due 01/01/2030 ~	$1,750	$	1,752

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2020	2,700		2,715

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	1,100		1,258

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	1,500		1,639

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	5,000		5,006

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
5.430% (MUNIPSA + 0.720%) due 09/01/2051 ~	1,500		1,500

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.150% (0.7*US0001M + 1.040%) due 08/15/2048 ~	1,500		1,495

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	2,750		2,788

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
5.310% (MUNIPSA + 0.600%) due 12/01/2023 ~	3,000		3,023

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	1,500		1,519

			22,695

TEXAS 11.4%

Central Texas Regional Mobility Authority Revenue Bonds, Series 2015
5.000% due 01/01/2045	1,750		1,765

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	1,250		1,254

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.750% due 12/01/2024	2,115		2,115

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	650		739

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
2.400% due 06/01/2030	2,500		2,529

Lower Colorado River Authority, Texas Revenue Notes, Series 2018
5.000% due 05/15/2021	1,000		1,043

North Texas Tollway Authority Revenue Notes, Series 2015
5.000% due 01/01/2024	675		764

North Texas Tollway Authority Revenue Notes, Series 2017
5.000% due 01/01/2021	600		617
5.000% due 01/01/2022	975		1,039

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	2,000		2,089

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	1,675		1,666

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	1,250		1,249

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
5.000% due 02/01/2026	2,500		3,013

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	$1,500	$	1,536

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	2,500		2,505

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	640		705

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	2,500		2,529

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 04/15/2024	1,000		1,149
5.000% due 10/15/2024	500		583

			28,889

UTAH 0.8%

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	1,800		2,059

VIRGINIA 1.2%

Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	3,000		2,994

WASHINGTON 4.9%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
5.160% (MUNIPSA + 0.450%) due 11/01/2045 ~	2,500		2,484

King County, Washington Sewer Revenue Bonds, Series 2012
2.600% due 01/01/2043	2,000		2,020

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
5.200% (MUNIPSA + 0.490%) due 11/01/2046 ~	$1,750	$	1,767

Washington Health Care Facilities Authority Revenue Bonds, Series 2010
5.250% due 10/01/2032	1,525		1,525

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
5.760% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500		2,554

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	1,900		2,136

			12,486

WEST VIRGINIA 0.9%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	1,000		1,026

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,250		1,260

			2,286

WISCONSIN 0.3%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2023	750		832

Total Municipal Bonds & Notes (Cost $240,871)			242,721

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		$	384

Total Short-Term Instruments (Cost $384)			384

Total Investments in Securities (Cost $241,255)			243,105

	SHARES
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short-Term Floating NAV Portfolio III	787,488		7,734

Total Short-Term Instruments (Cost $7,763)			7,734

Total Investments in Affiliates (Cost $7,763)			7,734

Total Investments 98.7% (Cost $249,018)		$	250,839

Other Assets and Liabilities, net 1.3%			3,425

Net Assets 100.0%		$	254,264

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$384	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(392)	$384	$384

Total Repurchase Agreements						$(392)	$384	$384

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$384	$0	$0	$384	$(392)	$(8)

Total Borrowings and Other Financing Transactions	$384	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	69

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

March 31, 2020

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$3,579	$0	$3,579
Arizona	0	3,473	0	3,473
Colorado	0	2,615	0	2,615
Connecticut	0	16,323	0	16,323
District of Columbia	0	1,147	0	1,147
Florida	0	16,689	0	16,689
Georgia	0	10,026	0	10,026
Illinois	0	20,009	0	20,009
Indiana	0	5,229	0	5,229
Kentucky	0	4,838	0	4,838
Louisiana	0	1,410	0	1,410
Maryland	0	1,218	0	1,218
Massachusetts	0	8,536	0	8,536
Michigan	0	4,950	0	4,950
Minnesota	0	1,294	0	1,294
Mississippi	0	3,350	0	3,350
Missouri	0	4,120	0	4,120
Montana	0	1,019	0	1,019
Nebraska	0	2,042	0	2,042
Nevada	0	4,522	0	4,522
New Jersey	0	6,017	0	6,017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
New Mexico	$0	$3,272	$0	$3,272
New York	0	24,687	0	24,687
North Carolina	0	2,992	0	2,992
Ohio	0	17,123	0	17,123
Pennsylvania	0	22,695	0	22,695
Texas	0	28,889	0	28,889
Utah	0	2,059	0	2,059
Virginia	0	2,994	0	2,994
Washington	0	12,486	0	12,486
West Virginia	0	2,286	0	2,286
Wisconsin	0	832	0	832
Short-Term Instruments
Repurchase Agreements	0	384	0	384

	$0	$243,105	$0	$243,105

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,734	$0	$0	$7,734

Total Investments	$7,734	$243,105	$0	$250,839

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO California Municipal Bond Fund	Daily	Monthly

PIMCO California Short Duration Municipal Income Fund	Daily	Monthly

PIMCO High Yield Municipal Bond Fund	Daily	Monthly

PIMCO Municipal Bond Fund	Daily	Monthly

PIMCO National Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO New York Municipal Bond Fund	Daily	Monthly

PIMCO Short Duration Municipal Income Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be

ANNUAL REPORT	MARCH 31, 2020	71

Notes to Financial Statements (Cont.)

different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards

Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities,

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2020

non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another

ANNUAL REPORT	MARCH 31, 2020	73

Notes to Financial Statements (Cont.)

method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2020

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available

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Notes to Financial Statements (Cont.)

at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO California Intermediate Municipal Bond Fund	$6,623	$98,340	$(101,501)	$(68)	$(2)	$3,392	$139	$0

PIMCO California Municipal Bond Fund	1,987	45,148	(44,900)	(58)	(13)	2,164	47	0

PIMCO California Short Duration Municipal Income Fund	6,366	113,300	(118,851)	(82)	(1)	732	100	0

PIMCO High Yield Municipal Bond Fund	133,624	1,168,913	(1,182,400)	(1,088)	(431)	118,618	2,212	0

PIMCO Municipal Bond Fund	101,794	666,530	(664,200)	(515)	(615)	102,994	1,030	0

PIMCO National Intermediate Municipal Bond Fund	8,505	76,014	(72,100)	(43)	(31)	12,345	113	0

PIMCO New York Municipal Bond Fund	38,617	436,888	(403,400)	(299)	(440)	71,366	588	0

PIMCO Short Duration Municipal Income Fund	8,269	225,242	(225,500)	(247)	(30)	7,734	242	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

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The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

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Notes to Financial Statements (Cont.)

A Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure, in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered

TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended March 31, 2020, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate

PIMCO California Municipal Bond Fund	$608	1.88%

PIMCO High Yield Municipal Bond Fund	67,457	1.94%

PIMCO Municipal Bond Fund	37,909	1.94%

PIMCO New York Municipal Bond Fund	13,230	1.91%

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure

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Notes to Financial Statements (Cont.)

value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

New/Small Fund	X	X	X	—	—	X	—	X

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Municipal Bond	X	X	X	X	X	X	X	X

California State-Specific	X	X	X	X	X	X	—	X

New York State-Specific	—	—	—	X	X	X	X	X

Municipal Project-Specific	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

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Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the

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Notes to Financial Statements (Cont.)

use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Bond Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have

82	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

ANNUAL REPORT	MARCH 31, 2020	83

Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A		0.30%	0.30%
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A		0.33%	0.33%
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A		0.30%	N/A
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	0.45%	(1)*	0.30%	0.30%
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.44%	(1)*	0.30%	0.30%
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A		0.33%	0.33%
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	0.42%	(1)*	0.30%	0.30%
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.35%	(1)*	0.30%	0.30%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to

Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and

84	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2020

Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Short Duration Municipal Income Fund	0.30%	0.25%

PIMCO Municipal Bond Fund and PIMCO National Intermediate Municipal Bond Fund	0.50%	0.25%

All other Funds	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

ANNUAL REPORT	MARCH 31, 2020	85

Notes to Financial Statements (Cont.)

Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO California Municipal Bond Fund	$594	$592

PIMCO High Yield Municipal Bond Fund	6,740	6,759

PIMCO Municipal Bond Fund	3,243	0

PIMCO National Intermediate Municipal Bond Fund	1,292	0

PIMCO New York Municipal Bond Fund	6,165	6,148

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Intermediate Municipal Bond Fund	$4,554	$4,603	$85,044	$54,439

PIMCO California Municipal Bond Fund	0	0	43,316	19,263

PIMCO California Short Duration Municipal Income Fund	6,790	6,806	101,809	84,513

PIMCO High Yield Municipal Bond Fund	0	0	1,354,456	1,101,937

PIMCO Municipal Bond Fund	0	0	833,612	569,201

PIMCO National Intermediate Municipal Bond Fund	0	0	66,471	31,165

PIMCO New York Municipal Bond Fund	0	0	483,943	272,649

PIMCO Short Duration Municipal Income Fund	0	0	152,181	114,499

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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March 31, 2020

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,822	$18,172	4,681	$44,759	1,534	$17,324	412	$4,388

I-2	400	3,997	614	5,906	449	5,001	136	1,445

Class A	4,699	46,933	2,045	19,680	1,656	18,509	1,595	16,989

Class C	244	2,442	180	1,744	110	1,221	40	433
Issued as reinvestment of distributions

Institutional Class	94	938	93	900	22	246	15	156

I-2	37	372	48	458	7	77	2	24

Class A	114	1,147	106	1,020	55	625	38	405

Class C	9	86	13	123	3	31	3	36
Cost of shares redeemed

Institutional Class	(1,199)	(11,633)	(2,607)	(25,045)	(522)	(5,739)	(263)	(2,794)

I-2	(283)	(2,807)	(2,114)	(20,349)	(151)	(1,673)	(40)	(424)

Class A	(2,698)	(26,657)	(2,177)	(21,009)	(856)	(9,471)	(458)	(4,846)

Class C	(383)	(3,811)	(264)	(2,549)	(121)	(1,344)	(23)	(249)

Net increase (decrease) resulting from Fund share transactions	2,856	$29,179	618	$5,638	2,186	$24,807	1,457	$15,563

ANNUAL REPORT	MARCH 31, 2020	87

Notes to Financial Statements (Cont.)

	PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,211	$61,513	7,796	$76,491	41,671	$389,741	37,029	$333,944

I-2	372	3,665	688	6,755	25,714	241,805	14,771	132,990

Class A	1,752	17,407	744	7,308	44,019	412,477	34,108	307,252

Class C	N/A	N/A	N/A	N/A	3,100	29,159	3,039	27,350
Issued as reinvestment of distributions

Institutional Class	157	1,554	154	1,509	2,250	21,178	2,135	19,218

I-2	22	219	21	204	706	6,653	452	4,071

Class A	31	309	33	326	2,415	22,735	1,954	17,585

Class C	N/A	N/A	N/A	N/A	233	2,189	243	2,188
Cost of shares redeemed

Institutional Class	(4,725)	(46,683)	(8,175)	(80,287)	(37,389)	(348,128)	(24,651)	(220,554)

I-2	(457)	(4,525)	(508)	(4,987)	(16,417)	(150,911)	(10,667)	(95,555)

Class A	(1,237)	(12,225)	(1,401)	(13,762)	(35,676)	(330,665)	(19,462)	(174,113)

Class C	N/A	N/A	N/A	N/A	(3,176)	(29,516)	(2,487)	(22,374)

Net increase (decrease) resulting from Fund share transactions	2,126	$21,234	(648)	$(6,443)	27,450	$266,717	36,464	$332,002

88	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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PIMCO Municipal Bond Fund				PIMCO National Intermediate Municipal Bond Fund				PIMCO New York Municipal Bond Fund

Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

17,538	$176,690	15,900	$154,159	3,043	$32,616	2,520	$26,261	7,195	$82,762	5,051	$55,877

13,685	138,124	12,375	119,925	1,166	12,577	586	6,103	3,396	39,030	1,276	14,111

21,578	217,541	16,218	157,095	1,580	16,913	986	10,237	22,427	257,900	9,042	100,263

1,719	17,308	1,157	11,226	80	871	34	365	1,223	14,059	583	6,455

872	8,813	790	7,685	119	1,291	80	835	231	2,666	214	2,374

465	4,699	389	3,787	49	530	46	481	61	708	44	490

1,057	10,689	962	9,354	63	683	63	654	566	6,527	418	4,635

123	1,243	198	1,927	4	39	6	62	27	307	32	358

(9,320)	(92,591)	(9,287)	(89,998)	(771)	(8,307)	(469)	(4,881)	(2,677)	(30,163)	(2,423)	(26,686)

(6,363)	(63,521)	(6,696)	(64,745)	(469)	(5,028)	(705)	(7,315)	(981)	(11,244)	(907)	(10,015)

(9,833)	(98,198)	(11,909)	(115,346)	(875)	(9,333)	(464)	(4,816)	(7,605)	(86,417)	(4,070)	(44,936)

(3,015)	(30,222)	(2,723)	(26,448)	(155)	(1,673)	(106)	(1,107)	(791)	(9,019)	(410)	(4,529)

28,506	$290,575	17,374	$168,621	3,834	$41,179	2,577	$26,879	23,072	$267,116	8,850	$98,397

ANNUAL REPORT	MARCH 31, 2020	89

Notes to Financial Statements (Cont.)

	PIMCO Short Duration Municipal Income Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,686	$56,448	6,835	$57,031

I-2	4,915	41,681	2,470	20,612

Class A	9,911	84,138	7,009	58,548

Class C	325	2,736	273	2,285
Issued as reinvestment of distributions

Institutional Class	212	1,798	190	1,588

I-2	65	549	44	368

Class A	171	1,448	158	1,317

Class C	7	63	9	72
Cost of shares redeemed

Institutional Class	(5,430)	(45,839)	(4,220)	(35,224)

I-2	(3,712)	(31,399)	(2,121)	(17,698)

Class A	(8,107)	(68,573)	(6,168)	(51,521)

Class C	(404)	(3,416)	(423)	(3,535)

Net increase (decrease) resulting from Fund share transactions	4,639	$39,634	4,056	$33,843

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Intermediate Municipal Bond Fund	1	0	23%	0%

PIMCO California Municipal Bond Fund	1	0	18%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

90	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2020

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO California Intermediate Municipal Bond Fund	$387	$0	$0	$6,080	$(84)	$(2,085)	$0	$0

PIMCO California Municipal Bond Fund	10	0	0	1,520	(8)	(235)	0	0

PIMCO California Short Duration Municipal Income Fund	223	0	0	63	(3)	(4,925)	0	0

PIMCO High Yield Municipal Bond Fund	2,925	6,717	7,312	(2,213)	(649)	0	0	0

PIMCO Municipal Bond Fund	3,681	0	0	41,092	(393)	(8,212)	0	0

PIMCO National Intermediate Municipal Bond Fund	6	0	0	3,162	(6)	(1,523)	0	0

PIMCO New York Municipal Bond Fund	58	0	0	12,596	(15)	(2,347)	0	0

PIMCO Short Duration Municipal Income Fund	565	0	0	1,537	(3)	(9,032)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, inverse floater transactions, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Intermediate Municipal Bond Fund	$2,085	$0

PIMCO California Municipal Bond Fund	186	49

PIMCO California Short Duration Municipal Income Fund	4,728	197

PIMCO High Yield Municipal Bond Fund	0	0

PIMCO Municipal Bond Fund	8,212	0

PIMCO National Intermediate Municipal Bond Fund	1,343	180

PIMCO New York Municipal Bond Fund	1,304	1,043

PIMCO Short Duration Municipal Income Fund	7,475	1,557

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Intermediate Municipal Bond Fund	$173,767	$7,107	$(1,028)	$6,079

PIMCO California Municipal Bond Fund	57,462	1,807	(286)	1,521

PIMCO California Short Duration Municipal Income Fund	140,348	760	(698)	62

PIMCO High Yield Municipal Bond Fund	1,652,546	58,804	(60,786)	(1,982)

PIMCO Municipal Bond Fund	1,165,040	50,851	(9,634)	41,217

PIMCO National Intermediate Municipal Bond Fund	137,188	4,150	(988)	3,162

PIMCO New York Municipal Bond Fund	588,482	15,953	(3,331)	12,622

PIMCO Short Duration Municipal Income Fund	249,303	2,563	(1,026)	1,537

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, realized and unrealized gain (loss) swap contracts, inverse floater transactions, and Lehman securities.

ANNUAL REPORT	MARCH 31, 2020	91

Notes to Financial Statements (Cont.)

March 31, 2020

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2020				March 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Intermediate Municipal Bond Fund	$3,490	$144	$0	$0	$3,183	$234	$0	$0

PIMCO California Municipal Bond Fund	974	68	0	0	553	71	0	0

PIMCO California Short Duration Municipal Income Fund	2,018	100	0	0	1,934	168	0	0

PIMCO High Yield Municipal Bond Fund	52,717	7,728	1,301	0	44,918	3,648	1,875	0

PIMCO Municipal Bond Fund	28,425	1,849	0	0	24,598	1,887	0	0

PIMCO National Intermediate Municipal Bond Fund	2,471	110	0	0	1,897	144	0	0

PIMCO New York Municipal Bond Fund	9,899	519	0	0	7,541	526	0	0

PIMCO Short Duration Municipal Income Fund	3,701	214	0	0	3,238	198	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

92	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	93

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BRC	Barclays Bank PLC	BYL	Barclays Bank PLC London Branch	FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	1 Month USD Swap Rate	US0003M	3 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	CM	California Mortgage Insurance	NPFGC	National Public Finance Guarantee Corp.

AGM	Assured Guaranty Municipal	CR	Custodial Receipts	PSF	Public School Fund

BAM	Build America Mutual Assurance	FGIC	Financial Guaranty Insurance Co.	Q-SBLF	Qualified School Bond Loan Fund

BHAC	Berkshire Hathaway Assurance Corporation

Other Abbreviations:

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

94	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO California Intermediate Municipal Bond Fund	0%	0%	$4,053	$0

PIMCO California Municipal Bond Fund	0%	0%	1,042	0

PIMCO California Short Duration Municipal Income Fund	0%	0%	2,118	0

PIMCO High Yield Municipal Bond Fund	0%	0%	60,445	1,301

PIMCO Municipal Bond Fund	0%	0%	30,274	0

PIMCO National Intermediate Municipal Bond Fund	0%	0%	2,581	0

PIMCO New York Municipal Bond Fund	0%	1.39%	10,418	0

PIMCO Short Duration Municipal Income Fund	0%	0%	3,915	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	95

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

96	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	97

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

98	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	99

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

100	PIMCO TAX-EFFICIENT STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3009AR_033120

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2020	$5,512,663
	March 31, 2019	$5,420,378
(b)	Fiscal Year Ended	Audit-Related Fees
	March 31, 2020	$—
	March 31, 2019	$150,000
(c)	Fiscal Year Ended	Tax Fees
	March 31, 2020	$29,000
	March 31, 2019	$7,500
(d)	Fiscal Year Ended	All Other Fees (1)
	March 31, 2020	$—
	March 31, 2019	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the

“Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2020	March 31, 2019

PIMCO Funds	$29,000	$157,500
Pacific Investment Management Company LLC (“PIMCO”)	12,876,302	11,787,812

Totals	$12,905,302	$11,945,312

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Consolidated Schedule of Investments PIMCO Total Return Fund

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 137.3%%
LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%
Altice France S.A.
4.705% (LIBOR03M + 4.000%) due 08/14/2026 ~		$11,751	$11,125
American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~		31,800	30,958
Dubai World (3.000% Cash and 1.750% PIK)
4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		11,530	10,752
Encina Private Credit LLC
TBD% - 3.832% (LIBOR03M + 3.128%) due 11/30/2025 «~µ		32,100	32,100
Financial & Risk U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	32,917	34,981
GHH Holdings Ltd.
2.647% (BP0003M + 1.850%) due 12/04/2024 «~(l)	GBP	50,000	58,961
HCA, Inc.
2.739% (LIBOR03M + 1.750%) due 03/13/2025 ~		$2,908	2,792
Hotel (PL Property) Ltd.
2.625% (BP0003M + 1.900%) due 02/07/2023 «~(l)	GBP	36,000	43,357
KRE Broadway Owner LLC
2.563% (LIBOR03M + 1.700%) due 08/10/2023 «~		$100,000	92,711
Marriott Ownership Resorts, Inc.
2.739% (LIBOR03M + 1.750%) due 08/29/2025 ~		2,779	2,459
NCI Building Systems, Inc.
4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~		3,448	3,017
PG&E Corp.
3.120% (LIBOR03M + 2.250%) due 12/31/2020 ~		62,100	61,790
PKY- San Felipe Plaza LP
TBD% - 3.550% (LIBOR03M + 2.050%) due 12/09/2021 «~µ(l)		122,000	118,599
Project Bull
2.725% (LIBOR03M + 2.000%) due 03/11/2021 «~		100,210	98,763
Qatar National Bank SAQ
2.595% (LIBOR03M + 0.900%) due 12/22/2020 «~		68,100	68,100
State of Qatar
2.721% (LIBOR03M + 0.800%) due 12/21/2020 «~		73,000	72,927
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		19,200	19,246
Tawny Funding S.A.
3.150% (EUR003M + 3.150%) due 03/16/2023 «~(l)	EUR	174,448	193,114
Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~		$23,800	23,443
2.205% (LIBOR03M + 0.830%) due 03/29/2021 «~		59,800	58,246
Verifone Systems, Inc.
5.695% (LIBOR03M + 4.000%) due 08/20/2025 ~		9,283	6,157

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wyndham Hotels & Resorts, Inc.
2.739% (LIBOR03M + 1.750%) due 05/30/2025 ~		$1,478	$1,300

Total Loan Participations and Assignments (Cost $1,087,836)			1,044,898

CORPORATE BONDS & NOTES 33.9%
BANKING & FINANCE 21.7%
ABN AMRO Bank NV
5.750% due 09/22/2020 •(j)(k)	EUR	1,100	1,114
AerCap Ireland Capital DAC
2.875% due 08/14/2024		$29,000	23,427
3.500% due 01/15/2025		13,250	11,279
3.950% due 02/01/2022		200	174
4.125% due 07/03/2023		4,000	3,404
4.250% due 07/01/2020		19,100	18,843
4.450% due 10/01/2025		24,500	21,615
4.450% due 04/03/2026		3,900	3,351
4.500% due 05/15/2021		3,700	3,395
4.625% due 10/30/2020		17,518	16,995
4.625% due 07/01/2022		1,115	904
4.875% due 01/16/2024		36,100	30,991
5.000% due 10/01/2021		400	359
AIA Group Ltd.
1.636% (US0003M + 0.520%) due 09/20/2021 ~		9,800	9,736
AIB Group PLC
4.263% due 04/10/2025 •		4,000	4,028
4.750% due 10/12/2023		1,100	1,091
AIG Global Funding
2.300% due 07/01/2022		10,800	10,760
3.350% due 06/25/2021		13,000	13,099
Air Lease Corp.
2.500% due 03/01/2021		13,350	12,282
3.500% due 01/15/2022		3,900	3,557
3.750% due 02/01/2022		5,164	4,782
4.250% due 02/01/2024		28,400	24,190
Aircastle Ltd.
5.500% due 02/15/2022		2,500	2,278
Alexandria Real Estate Equities, Inc.
3.900% due 06/15/2023		20,500	20,660
3.950% due 01/15/2028		600	616
4.000% due 01/15/2024		1,500	1,535
Ambac LSNI LLC
6.450% due 02/12/2023 •		33,136	31,727
American Campus Communities Operating Partnership LP
3.300% due 07/15/2026		1,600	1,582
American Express Co.
2.315% (US0003M + 0.620%) due 05/20/2022 ~		43,400	41,636
2.341% (US0003M + 0.600%) due 11/05/2021 ~		45,550	44,848
2.500% due 07/30/2024		27,200	27,588
3.375% due 05/17/2021		72,690	73,553
3.400% due 02/27/2023		42,700	44,293
3.700% due 11/05/2021		35,000	36,122
3.700% due 08/03/2023		11,700	12,315
American Homes 4 Rent LP
4.250% due 02/15/2028		6,678	6,639
4.900% due 02/15/2029		53,900	52,634
American International Group, Inc.
3.750% due 07/10/2025		15,500	15,545
4.875% due 06/01/2022		15	16
5.750% due 04/01/2048 •		3,500	3,076
6.400% due 12/15/2020		1,900	1,954

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
American Tower Corp.
2.250% due 01/15/2022		$8,000	$7,815
2.750% due 01/15/2027		23,000	22,314
2.800% due 06/01/2020		1,704	1,691
3.000% due 06/15/2023		5,753	5,768
3.300% due 02/15/2021		3,145	3,145
3.375% due 05/15/2024		7,600	7,649
Atrium European Real Estate Ltd.
3.000% due 09/11/2025	EUR	28,200	31,205
Australia & New Zealand Banking Group Ltd.
3.300% due 05/17/2021		$75,300	76,016
AvalonBay Communities, Inc.
2.300% due 03/01/2030		10,740	10,021
Aviation Capital Group LLC
2.530% (US0003M + 0.950%) due 06/01/2021 ~		17,500	16,711
2.875% due 01/20/2022		11,953	10,811
3.500% due 11/01/2027		1,000	765
3.875% due 05/01/2023		79,100	74,006
4.125% due 08/01/2025		26,300	22,673
4.375% due 01/30/2024		2,300	2,080
4.875% due 10/01/2025		3,800	3,393
7.125% due 10/15/2020		3,700	3,659
Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		20,300	15,788
3.250% due 02/15/2027		4,300	3,390
3.950% due 07/01/2024		36,800	30,857
5.125% due 10/01/2023		9,900	8,569
5.250% due 05/15/2024		7,700	6,575
5.500% due 01/15/2023		14,931	13,421
Banco BTG Pactual S.A.
4.500% due 01/10/2025		3,000	2,640
Banco Santander Chile
2.700% due 01/10/2025		1,200	1,157
Banco Santander S.A.
2.773% (US0003M + 1.090%) due 02/23/2023 ~		10,000	9,477
3.848% due 04/12/2023		2,200	2,255
Bank of America Corp.
2.083% (US0003M + 0.650%) due 10/01/2021 ~		38,050	37,203
2.104% (US0003M + 0.790%) due 03/05/2024 ~		92,650	86,822
2.801% (US0003M + 1.000%) due 04/24/2023 ~		44,500	43,217
2.881% due 04/24/2023 •		20,400	20,497
3.124% due 01/20/2023 •		500	509
3.239% (US0003M + 1.420%) due 04/19/2021 ~		11,920	11,804
3.419% due 12/20/2028 •		67,957	70,310
3.499% due 05/17/2022 •		17,280	17,491
3.550% due 03/05/2024 •		114,600	118,959
3.864% due 07/23/2024 •		62,400	65,568
4.000% due 04/01/2024		1,041	1,112
4.100% due 07/24/2023		28,890	30,834
4.125% due 01/22/2024		18,699	19,971
Bank of Ireland
7.375% due 06/18/2020 •(j)(k)	EUR	22,947	24,471
Bank of Nova Scotia
2.375% due 01/18/2023		$15,500	15,615
Banque Federative du Credit Mutuel S.A.
2.779% (US0003M + 0.960%) due 07/20/2023 ~		9,700	9,244
3.750% due 07/20/2023		27,900	28,470
Barclays Bank PLC
7.625% due 11/21/2022 (k)		134,720	137,885
10.000% due 05/21/2021	GBP	3,100	4,087
10.179% due 06/12/2021		$224,752	238,936
Barclays PLC
3.122% (US0003M + 1.430%) due 02/15/2023 ~		72,100	67,907

See Accompanying Notes	3

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.125% due 01/17/2024	GBP	200	$243
3.200% due 08/10/2021		$43,700	43,295
3.459% (US0003M + 1.625%) due 01/10/2023 ~		48,400	46,558
3.684% due 01/10/2023		50,900	51,073
3.844% (US0003M + 2.110%) due 08/10/2021 ~		63,700	61,538
4.610% due 02/15/2023 •		98,800	100,612
7.750% due 09/15/2023 •(j)(k)		20,600	18,080
7.875% due 09/15/2022 •(j)(k)	GBP	5,100	5,534
8.000% due 12/15/2020 •(j)(k)	EUR	35,107	36,970
BBVA Bancomer S.A.
6.500% due 03/10/2021		$28,705	28,913
7.250% due 04/22/2020		1,415	1,409
BBVA USA
1.498% (US0003M + 0.730%) due 06/11/2021 ~		72,350	70,219
2.500% due 08/27/2024		28,800	28,137
3.500% due 06/11/2021		109,800	109,249
BGC Partners, Inc.
5.125% due 05/27/2021		10,700	10,795
5.375% due 07/24/2023		31,500	31,526
BNP Paribas S.A.
2.819% due 11/19/2025 •		9,300	9,204
3.500% due 03/01/2023		2,300	2,310
4.705% due 01/10/2025 •		138,200	144,227
5.198% due 01/10/2030 •(n)		35,300	39,071
7.625% due 03/30/2021 •(j)(k)		1,400	1,368
BOC Aviation Ltd.
3.500% due 01/31/2023		2,100	2,205
3.500% due 10/10/2024		9,100	9,753
Boston Properties LP
2.900% due 03/15/2030		450	415
3.200% due 01/15/2025		2,180	2,253
3.400% due 06/21/2029		54,500	56,715
3.650% due 02/01/2026		12,100	12,902
4.500% due 12/01/2028		6,600	7,274
BPCE S.A.
4.000% due 09/12/2023		77,000	79,157
4.000% due 04/15/2024		2,000	2,078
Brandywine Operating Partnership LP
3.950% due 11/15/2027		12,900	12,130
4.550% due 10/01/2029		17,900	18,580
Brixmor Operating Partnership LP
3.250% due 09/15/2023		5,900	5,625
3.900% due 03/15/2027		3,090	3,084
4.125% due 06/15/2026		8,500	8,889
Brookfield Finance, Inc.
4.000% due 04/01/2024		1,600	1,620
Capital One Financial Corp.
2.220% (US0003M + 0.450%) due 10/30/2020 ~		58,200	57,315
2.400% due 10/30/2020		19,000	18,963
3.450% due 04/30/2021		39,800	39,876
4.250% due 04/30/2025		50,980	52,333
Carlyle Finance LLC
5.650% due 09/15/2048		2,460	2,735
CBL & Associates LP
5.950% due 12/15/2026		10,073	1,934
CC Holdings GS LLC
3.849% due 04/15/2023		2,700	2,715
CIT Group, Inc.
4.125% due 03/09/2021		2,000	1,981
Citibank N.A.
2.295% (US0003M + 0.600%) due 05/20/2022 ~		44,000	42,529
2.844% due 05/20/2022 •		25,100	25,151
3.050% due 05/01/2020		160,900	160,838
3.400% due 07/23/2021		35,000	35,560
Citigroup, Inc.
2.350% due 08/02/2021		28,900	28,894

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.603% (US0003M + 1.023%) due 06/01/2024 ~		$32,300	$30,125
2.683% (US0003M + 1.250%) due 07/01/2026 ~		7,050	6,521
2.750% due 04/25/2022		69,900	70,317
2.754% (US0003M + 0.960%) due 04/25/2022 ~		71,800	70,319
2.876% due 07/24/2023 •		1,413	1,426
2.900% due 12/08/2021		12,300	12,421
3.010% (US0003M + 1.430%) due 09/01/2023 ~		4,626	4,525
3.142% due 01/24/2023 •		3,200	3,243
3.200% due 10/21/2026		2,800	2,907
3.887% due 01/10/2028 •		13,000	13,410
4.044% due 06/01/2024 •		3,855	4,078
CNH Industrial Capital LLC
3.875% due 10/15/2021		200	199
Cooperatieve Rabobank UA
2.625% due 07/22/2024		29,800	29,009
3.875% due 09/26/2023		28,950	29,819
4.375% due 08/04/2025		23,800	24,427
5.500% due 06/29/2020 •(j)(k)	EUR	61,603	65,390
6.625% due 06/29/2021 •(j)(k)		52,400	55,466
Corporate Office Properties LP
5.000% due 07/01/2025		$28,500	30,053
CPI Property Group S.A.
1.450% due 04/14/2022	EUR	15,500	16,960
1.625% due 04/23/2027		6,100	6,109
2.125% due 10/04/2024		200	216
4.750% due 03/08/2023		$7,300	7,603
Credit Suisse AG
6.500% due 08/08/2023 (k)		14,700	15,028
Credit Suisse Group AG
2.593% due 09/11/2025 •		23,800	22,652
2.997% due 12/14/2023 •		1,200	1,170
3.574% due 01/09/2023		3,400	3,434
4.207% due 06/12/2024 •		6,500	6,399
6.250% due 12/18/2024 •(j)(k)		3,300	3,064
7.125% due 07/29/2022 •(j)(k)		1,400	1,296
7.250% due 09/12/2025 •(j)(k)		1,800	1,635
7.500% due 12/11/2023 •(j)(k)		10,000	9,688
Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020		25,300	25,287
3.450% due 04/16/2021		36,000	36,239
3.750% due 03/26/2025		45,535	46,093
3.800% due 09/15/2022		134,129	136,542
3.800% due 06/09/2023		86,950	89,048
4.109% (US0003M + 2.290%) due 04/16/2021 ~		154,250	154,358
4.550% due 04/17/2026		1,900	2,011
Crown Castle International Corp.
2.250% due 09/01/2021		4,075	4,021
3.150% due 07/15/2023		3,400	3,419
3.400% due 02/15/2021		5,220	5,257
4.875% due 04/15/2022		700	735
5.250% due 01/15/2023		21,641	22,981
CubeSmart LP
4.800% due 07/15/2022		2,200	2,223
CyrusOne LP
1.450% due 01/22/2027	EUR	3,000	2,904
3.450% due 11/15/2029		$4,826	4,287
Daiwa Securities Group, Inc.
3.129% due 04/19/2022		40,300	40,723
Danske Bank A/S
5.000% due 01/12/2022		36,900	37,810
5.375% due 01/12/2024		2,611	2,754
DBS Bank Ltd.
3.300% due 11/27/2021		39,700	41,102
Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	2,200	2,403

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.177% (EUR003M + 0.650%) due 09/10/2021 ~	EUR	5,400	$5,805
2.617% (US0003M + 0.815%) due 01/22/2021 ~		$103,600	99,829
2.818% (US0003M + 0.970%) due 07/13/2020 ~		96,900	95,494
2.882% (US0003M + 1.190%) due 11/16/2022 ~		84,300	76,495
3.041% (US0003M + 1.290%) due 02/04/2021 ~		39,300	37,811
3.150% due 01/22/2021		1,575	1,540
3.300% due 11/16/2022		7,900	7,410
3.375% due 05/12/2021		34,900	33,072
3.950% due 02/27/2023		81,200	80,762
3.961% due 11/26/2025 •		131,150	121,510
4.250% due 02/04/2021		76,000	73,005
4.250% due 10/14/2021		255,400	243,142
5.000% due 02/14/2022		36,800	36,319
Dexia Credit Local S.A.
2.375% due 09/20/2022		57,300	59,526
Digital Euro Finco LLC
2.625% due 04/15/2024	EUR	200	228
Digital Realty Trust LP
3.600% due 07/01/2029		$15,610	15,267
3.950% due 07/01/2022		28,100	28,788
4.450% due 07/15/2028		45,490	48,547
4.750% due 10/01/2025		8,500	8,884
Discover Bank
2.450% due 09/12/2024		19,200	18,429
Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	17,397	18,612
EPR Properties
3.750% due 08/15/2029		$13,100	9,827
4.950% due 04/15/2028		16,780	16,565
Equinix, Inc.
2.875% due 03/15/2024	EUR	17,900	19,130
Equitable Holdings, Inc.
3.900% due 04/20/2023		$4,950	4,939
ERP Operating LP
2.500% due 02/15/2030		25,000	23,271
2.850% due 11/01/2026		10,800	10,952
3.375% due 06/01/2025		200	208
Essex Portfolio LP
3.250% due 05/01/2023		1,600	1,571
3.375% due 04/15/2026		1,180	1,194
3.500% due 04/01/2025		6,100	6,132
European Bank for Reconstruction & Development
1.625% due 09/27/2024		12,900	13,479
European Investment Bank
2.875% due 06/13/2025		4,540	5,044
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		7,600	8,218
FCE Bank PLC
0.086% due 08/26/2020 •	EUR	1,900	2,047
0.869% due 09/13/2021		3,700	3,654
1.875% due 06/24/2021		4,800	4,895
Federal Realty Investment Trust
3.250% due 07/15/2027		$1,200	1,187
Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	6,300	6,121
0.000% due 12/07/2022 •		16,800	14,472
0.017% due 05/14/2021 •		9,400	9,750
1.744% due 07/19/2024		400	346
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$27,490	26,118
2.193% (US0003M + 0.430%) due 11/02/2020 ~		1,100	1,029
2.343% due 11/02/2020		14,445	13,939
2.645% (US0003M + 1.270%) due 03/28/2022 ~		14,057	11,428

4	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.728% (US0003M + 0.880%) due 10/12/2021 ~		$2,132	$1,961
2.843% (US0003M + 1.080%) due 08/03/2022 ~		700	574
2.927% (US0003M + 1.235%) due 02/15/2023 ~		21,000	16,582
3.021% due 03/06/2024	EUR	11,000	9,938
3.087% due 01/09/2023		$48,900	44,254
3.096% due 05/04/2023		15,800	14,062
3.157% due 08/04/2020		26,715	26,185
3.200% due 01/15/2021		45,537	44,228
3.336% due 03/18/2021		49,000	47,040
3.350% due 11/01/2022		16,800	15,540
3.470% due 04/05/2021		900	868
3.550% due 10/07/2022		79,900	74,906
4.424% (US0003M + 2.550%) due 01/07/2021 ~		36,380	34,567
5.014% (US0003M + 3.140%) due 01/07/2022 ~		24,200	19,604
5.584% due 03/18/2024		59,700	55,670
5.596% due 01/07/2022		129,300	125,744
5.875% due 08/02/2021		5,500	5,417
GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,400	5,845
GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	300	328
0.800% due 01/21/2022		22,300	24,036
2.250% due 07/20/2020		4,400	4,861
2.625% due 03/15/2023		4,700	5,220
GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$28,100	27,945
GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	800	1,016
5.125% due 05/24/2023		2,445	3,215
General Motors Financial Co., Inc.
0.177% due 03/26/2022 •	EUR	42,000	43,508
2.277% (US0003M + 0.540%) due 11/06/2020 ~		$202,800	192,973
2.450% due 11/06/2020		202,800	196,813
2.778% (US0003M + 0.930%) due 04/13/2020 ~		39,300	39,142
3.200% due 07/13/2020		56,521	56,359
3.550% due 07/08/2022		76,500	70,766
4.200% due 03/01/2021		10,999	10,589
4.200% due 11/06/2021		15,850	15,081
5.100% due 01/17/2024		33,080	30,521
Glitnir Banki HF
0.000% due 12/31/2030 «	EUR	27	1
GLP Capital LP
3.350% due 09/01/2024		$4,800	4,290
4.000% due 01/15/2030		19,300	16,362
5.250% due 06/01/2025		2,390	2,229
5.300% due 01/15/2029		2,500	2,155
5.375% due 04/15/2026		1,500	1,338
Goldman Sachs Group, Inc.
1.941% (US0003M + 1.200%) due 09/15/2020 ~		31,900	31,880
2.433% (US0003M + 0.750%) due 02/23/2023 ~		66,400	63,712
2.557% (US0003M + 0.780%) due 10/31/2022 ~		32,300	31,128
2.801% (US0003M + 1.000%) due 07/24/2023 ~		4,800	4,552
2.876% due 10/31/2022 •		67,700	68,103
2.904% (US0003M + 1.110%) due 04/26/2022 ~		12,700	12,357
3.200% due 02/23/2023		36,600	37,397
3.449% (US0003M + 1.770%) due 02/25/2021 ~		50,000	48,984

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.500% due 01/23/2025		$1,300	$1,335
3.750% due 05/22/2025		1,000	1,037
3.850% due 07/08/2024		16,113	16,872
4.000% due 03/03/2024		3,961	4,161
5.250% due 07/27/2021		1,600	1,665
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		10,100	9,535
GSPA Monetization Trust
6.422% due 10/09/2029		15,464	18,122
Harley-Davidson Financial Services, Inc.
2.850% due 01/15/2021		12,100	11,927
3.550% due 05/21/2021		32,500	33,058
Healthcare Trust of America Holdings LP
3.100% due 02/15/2030		2,800	2,510
3.500% due 08/01/2026		8,200	8,128
Healthpeak Properties, Inc.
3.250% due 07/15/2026		1,090	1,092
Host Hotels & Resorts LP
3.375% due 12/15/2029		10,000	8,453
3.750% due 10/15/2023		40	35
HSBC Holdings PLC
1.434% (US0003M + 0.650%) due 09/11/2021 ~		77,000	75,301
2.292% (US0003M + 0.600%) due 05/18/2021 ~		31,900	31,251
2.650% due 01/05/2022		1,500	1,499
3.033% due 11/22/2023 •		20,900	20,775
3.239% (US0003M + 2.240%) due 03/08/2021 ~		55,599	55,284
3.262% due 03/13/2023 •		2,000	2,005
3.400% due 03/08/2021		20,000	20,116
3.400% (US0003M + 1.500%) due 01/05/2022 ~		51,900	49,774
4.750% due 07/04/2029 •(j)(k)	EUR	11,340	10,826
5.875% due 09/28/2026 •(j)(k)	GBP	24,600	27,317
Hudson Pacific Properties LP
3.250% due 01/15/2030		$15,900	14,757
ING Bank NV
2.625% due 12/05/2022		16,300	17,074
ING Groep NV
2.451% (US0003M + 1.000%) due 10/02/2023 ~		500	472
2.525% (US0003M + 1.150%) due 03/29/2022 ~		12,100	11,670
3.150% due 03/29/2022		2,300	2,312
4.100% due 10/02/2023		35,500	36,496
6.875% due 04/16/2022 •(j)(k)		400	351
Intercontinental Exchange, Inc.
2.350% due 09/15/2022		2,600	2,602
International Lease Finance Corp.
5.875% due 08/15/2022		1,000	895
8.250% due 12/15/2020		2,800	2,784
8.625% due 01/15/2022		5,700	5,533
Intesa Sanpaolo SpA
3.250% due 09/23/2024		48,900	45,687
Jackson National Life Global Funding
2.100% due 10/25/2021		7,500	7,461
2.131% (US0003M + 0.300%) due 10/15/2020 ~		9,300	9,237
2.375% due 09/15/2022		42,700	42,621
3.300% due 06/11/2021		15,400	15,770
JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		43,900	42,832
2.099% (US0003M + 1.100%) due 06/07/2021 ~		26,500	26,400
2.694% (US0003M + 0.900%) due 04/25/2023 ~		42,500	41,010
2.696% (US0003M + 0.890%) due 07/23/2024 ~		99,100	89,476

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.700% due 05/18/2023		$1,400	$1,438
2.776% due 04/25/2023 •		8,500	8,615
3.031% (US0003M + 1.230%) due 10/24/2023 ~		1,100	1,065
3.060% (US0003M + 1.480%) due 03/01/2021 ~		17,900	17,951
3.250% due 09/23/2022		5	5
3.514% due 06/18/2022 •		31,700	32,203
3.797% due 07/23/2024 •		25,990	27,239
JPMorgan Chase Bank N.A.
2.134% (US0003M + 0.340%) due 04/26/2021 ~		138,300	134,792
3.086% due 04/26/2021 •		143,275	143,218
KEB Hana Bank
3.375% due 01/30/2022		18,400	19,058
Kilroy Realty LP
4.375% due 10/01/2025		2,900	3,240
Kimco Realty Corp.
2.700% due 03/01/2024		10,400	10,329
3.300% due 02/01/2025		9,200	9,277
Lazard Group LLC
4.375% due 03/11/2029		3,700	3,752
Lifestorage LP
3.500% due 07/01/2026		8,900	8,505
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		12,792	13,764
Lloyds Bank PLC
2.250% due 08/14/2022		71,000	70,822
6.500% due 09/14/2020		100	101
7.500% due 04/02/2032 þ		43,800	39,576
Lloyds Banking Group PLC
1.000% due 11/09/2023	EUR	13,500	14,223
1.953% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	9,990	5,965
1.995% (US0003M + 0.800%) due 06/21/2021 ~		$41,100	40,121
2.858% due 03/17/2023 •		67,900	67,002
2.907% due 11/07/2023 •		5,300	5,300
3.900% due 03/12/2024		10,900	11,052
4.000% due 03/07/2025	AUD	22,100	14,678
4.050% due 08/16/2023		$9,600	10,003
6.375% due 06/27/2020 •(j)(k)	EUR	1,900	1,936
7.625% due 06/27/2023 •(j)(k)	GBP	50,000	52,774
Logicor Financing SARL
1.500% due 11/14/2022	EUR	5,900	6,559
2.250% due 05/13/2025		41,100	45,323
3.250% due 11/13/2028		10,900	12,015
Marsh & McLennan Cos., Inc.
3.500% due 03/10/2025		$4,000	4,153
Metropolitan Life Global Funding
2.400% due 06/17/2022		4,700	4,731
3.375% due 01/11/2022		12,800	13,005
3.450% due 12/18/2026		16,000	16,872
3.600% due 01/11/2024		13,000	13,520
Mid-America Apartments LP
3.950% due 03/15/2029		13,900	14,209
4.200% due 06/15/2028		1,300	1,353
4.300% due 10/15/2023		100	100
Mitsubishi UFJ Financial Group, Inc.
2.190% due 09/13/2021		828	817
2.320% (US0003M + 0.740%) due 03/02/2023 ~		97,700	92,919
2.444% (US0003M + 0.650%) due 07/26/2021 ~		4,700	4,506
2.527% due 09/13/2023		6,800	6,754
2.623% due 07/18/2022		38,000	37,993
2.801% due 07/18/2024		64,800	65,404
2.950% due 03/01/2021		2,305	2,304
3.407% due 03/07/2024		1,338	1,383
3.455% due 03/02/2023		84,800	86,934

See Accompanying Notes	5

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.460% (US0003M + 1.880%) due 03/01/2021 ~		$3,653	$3,634
3.535% due 07/26/2021		16,800	17,049
Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		3,785	3,725
2.652% due 09/19/2022		5,680	5,527
3.406% due 02/28/2022		6,300	6,278
Mizuho Financial Group, Inc.
2.104% (US0003M + 0.790%) due 03/05/2023 ~		111,100	103,711
2.555% due 09/13/2025 •		40,700	40,282
3.549% due 03/05/2023		103,000	105,746
3.922% due 09/11/2024 •		70,600	74,579
Morgan Stanley
2.500% due 04/21/2021		21,200	21,192
2.625% due 11/17/2021		3,000	3,006
2.720% due 07/22/2025 •		45,890	46,533
2.999% (US0003M + 1.180%) due 01/20/2022 ~		10,600	10,547
3.125% due 07/27/2026		300	311
3.201% (US0003M + 1.400%) due 10/24/2023 ~		5,600	5,439
3.737% due 04/24/2024 •		73,300	75,580
3.750% due 02/25/2023		1,000	1,043
MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	3,500	4,123
National Australia Bank Ltd.
3.625% due 06/20/2023		$24,100	24,575
National Retail Properties, Inc.
2.500% due 04/15/2030		4,400	3,935
Nationwide Building Society
3.766% due 03/08/2024 •		140,400	136,470
3.960% due 07/18/2030 •		35,300	35,761
4.363% due 08/01/2024 •		19,720	19,842
Natwest Markets PLC
0.625% due 03/02/2022	EUR	6,200	6,696
Navient Corp.
5.000% due 10/26/2020		$1,200	1,186
5.875% due 03/25/2021		700	688
6.150% due 03/10/2021		2,200	2,122
6.625% due 07/26/2021		1,500	1,548
7.250% due 01/25/2022		500	491
New York Life Global Funding
2.900% due 01/17/2024		1,800	1,895
Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		3,940	3,725
2.065% due 09/28/2022 •		600	558
2.150% due 07/13/2020		2,400	2,386
2.600% due 09/28/2022		5,522	5,267
2.650% due 07/13/2022		6,900	6,672
2.738% (US0003M + 0.890%) due 01/13/2022 ~		9,805	9,539
3.150% due 03/15/2021		5,200	5,126
3.450% due 03/15/2023		200	196
3.650% due 09/21/2021		3,302	3,237
Nordea Bank Abp
2.250% due 05/27/2021		5,400	5,399
3.750% due 08/30/2023		2,100	2,118
NTT Finance Corp.
1.900% due 07/21/2021		12,800	12,740
Nuveen Finance LLC
4.125% due 11/01/2024		5,475	5,239
Old Republic International Corp.
3.875% due 08/26/2026		2,850	2,932
Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		14,300	12,552
4.375% due 08/01/2023		100	100
5.250% due 01/15/2026		33,200	33,135
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022		1,400	1,358
4.125% due 02/01/2029		4,700	5,042

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ORIX Corp.
2.650% due 04/13/2021		$1,000	$993
Oversea-Chinese Banking Corp. Ltd.
2.142% (US0003M + 0.450%) due 05/17/2021 ~		53,400	53,163
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		5,100	4,836
4.500% due 03/15/2023		8,288	7,203
5.250% due 08/15/2022		59,571	53,902
5.500% due 02/15/2024		4,750	4,098
Physicians Realty LP
3.950% due 01/15/2028		3,900	3,709
Pinnacol Assurance
8.625% due 06/25/2034 «(l)		15,000	16,935
Piper Jaffray Cos.
4.740% due 10/15/2021		8,900	8,444
5.200% due 10/15/2023		14,000	13,282
PNC Bank N.A.
2.252% (US0003M + 0.450%) due 07/22/2022 ~		24,000	23,276
PNC Financial Services Group, Inc.
2.200% due 11/01/2024		3,500	3,633
Protective Life Global Funding
3.104% due 04/15/2024		38,900	37,191
Public Storage
2.370% due 09/15/2022		15,400	15,233
QNB Finance Ltd.
3.181% (US0003M + 1.450%) due 08/11/2021 ~		26,200	26,363
Quicken Loans, Inc.
5.250% due 01/15/2028		14,900	14,673
Realty Income Corp.
3.250% due 10/15/2022		4,600	4,623
3.875% due 04/15/2025		2,800	2,869
Reliance Standard Life Global Funding
2.625% due 07/22/2022		12,100	12,182
Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	7,100	7,721
2.500% due 03/22/2023		6,500	7,120
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$42,300	38,337
3.162% (US0003M + 1.470%) due 05/15/2023 ~		900	855
3.498% due 05/15/2023 •		8,500	8,400
3.875% due 09/12/2023		69,750	70,593
4.519% due 06/25/2024 •		37,900	38,217
4.892% due 05/18/2029 •(n)		20,300	21,548
7.500% due 08/10/2020 •(j)(k)		32,000	29,511
7.648% due 09/30/2031 •(j)		14,690	18,808
8.625% due 08/15/2021 •(j)(k)		29,000	28,429
Santander Holdings USA, Inc.
3.400% due 01/18/2023		3,400	3,363
Santander UK Group Holdings PLC
2.875% due 08/05/2021		45,539	44,847
3.125% due 01/08/2021		7,900	7,885
Santander UK PLC
3.750% due 11/15/2021		32,400	31,557
SBA Tower Trust
2.877% due 07/15/2046		14,900	14,867
3.156% due 10/10/2045		2,400	2,397
Scentre Group Trust
3.500% due 02/12/2025		1,000	1,023
Service Properties Trust
4.250% due 02/15/2021 (n)		55,700	52,978
4.350% due 10/01/2024		11,200	8,237
4.750% due 10/01/2026		31,200	23,717
4.950% due 10/01/2029		12,800	11,120
Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (k)		18,500	18,667
Simon Property Group LP
2.000% due 09/13/2024		35,200	33,846
2.450% due 09/13/2029		39,500	36,566

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.750% due 06/01/2023		$8,100	$7,994
3.375% due 12/01/2027		4,600	4,569
Skandinaviska Enskilda Banken AB
2.122% (US0003M + 0.430%) due 05/17/2021 ~		128,800	124,606
3.250% due 05/17/2021		118,900	119,686
SL Green Operating Partnership LP
2.672% (US0003M + 0.980%) due 08/16/2021 ~		2,100	2,044
SL Green Realty Corp.
4.500% due 12/01/2022		850	874
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		5,700	5,654
4.125% due 07/15/2023		1,300	1,405
Societe Generale S.A.
4.250% due 09/14/2023		70,250	72,073
6.750% due 04/07/2021 •(j)(k)	EUR	2,300	2,437
7.375% due 09/13/2021 •(j)(k)		$3,500	3,237
Spirit Realty LP
3.400% due 01/15/2030		8,800	7,588
Springleaf Finance Corp.
6.125% due 05/15/2022		35,620	36,411
6.875% due 03/15/2025		41,090	41,689
8.250% due 12/15/2020		84,359	84,928
Stadshypotek AB
2.500% due 04/05/2022		7,400	7,519
Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		74,000	71,915
2.744% due 09/10/2022 •		78,300	77,532
3.785% due 05/21/2025 •		3,543	3,502
Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024		35,100	35,066
2.559% (US0003M + 0.740%) due 10/18/2022 ~		4,300	4,262
2.679% (US0003M + 1.680%) due 03/09/2021 ~		7,000	6,926
2.696% due 07/16/2024		35,700	35,750
2.959% (US0003M + 1.140%) due 10/19/2021 ~		10,400	10,204
Svenska Handelsbanken AB
2.153% (US0003M + 0.470%) due 05/24/2021 ~		45,500	44,317
3.350% due 05/24/2021		120,750	122,224
3.900% due 11/20/2023		11,800	12,281
Synchrony Bank
3.650% due 05/24/2021		9,900	9,780
Synchrony Financial
2.850% due 07/25/2022		4,500	4,292
3.700% due 08/04/2026		2,800	2,557
5.150% due 03/19/2029		4,850	4,814
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	16,548	25,035
5.661% due 10/13/2041		8,335	12,885
5.744% due 04/13/2040		8,908	13,777
5.801% due 10/13/2040		23,058	35,989
Toronto-Dominion Bank
3.350% due 10/22/2021		$3,700	3,821
U.S. Bank N.A.
3.150% due 04/26/2021		38,500	38,831
3.400% due 07/24/2023		65,500	69,025
UBS AG
5.125% due 05/15/2024 (k)		300	303
7.625% due 08/17/2022 (k)		35,549	36,633
UBS Group AG
2.650% due 02/01/2022		13,400	13,391
3.000% due 04/15/2021		118,455	118,720
3.618% due 04/14/2021 •		142,400	139,475
4.125% due 09/24/2025		24,800	25,815
4.125% due 04/15/2026		39,400	40,007
4.253% due 03/23/2028		6,200	6,515

6	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.875% due 03/22/2021 •(j)(k)		$1,300	$1,274
7.125% due 08/10/2021 •(j)(k)		200	196
UDR, Inc.
3.000% due 08/15/2031		1,500	1,439
4.000% due 10/01/2025		3,200	3,387
4.400% due 01/26/2029		5,000	5,198
UniCredit SpA
5.738% (US0003M + 3.900%) due 01/14/2022 ~		47,200	44,419
6.572% due 01/14/2022		21,050	21,457
7.830% due 12/04/2023		342,750	366,481
United Overseas Bank Ltd.
2.286% (US0003M + 0.480%) due 04/23/2021 ~		26,200	25,331
3.200% due 04/23/2021		14,200	14,315
Ventas Realty LP
3.000% due 01/15/2030		33,600	30,098
4.125% due 01/15/2026		5,000	5,003
VEREIT Operating Partnership LP
3.100% due 12/15/2029		9,500	8,232
3.950% due 08/15/2027		900	857
4.625% due 11/01/2025		6,600	6,471
4.875% due 06/01/2026		4,500	4,344
Virgin Money UK PLC
4.000% due 09/03/2027 •	GBP	2,300	2,658
Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	9,300	10,120
0.625% due 09/08/2021		17,800	19,362
1.072% (EUR003M + 1.470%) due 08/01/2022 ~		5,000	5,444
1.250% due 08/01/2022		28,200	30,655
1.875% due 01/31/2024		39,700	43,005
2.500% due 07/31/2026		14,000	15,163
Volkswagen Financial Services AG
0.250% due 10/16/2020		5,900	6,476
0.389% (EUR003M + 0.800%) due 02/15/2021 ~		12,900	14,186
Volkswagen Financial Services NV
1.875% due 09/07/2021	GBP	9,100	11,148
Volkswagen Leasing GmbH
0.071% due 07/06/2021 •	EUR	29,300	31,823
0.250% due 02/16/2021		20,900	22,819
1.000% due 02/16/2023		8,750	9,375
2.625% due 01/15/2024		6,700	7,468
Washington Prime Group LP
6.450% due 08/15/2024		$116,366	69,093
WEA Finance LLC
3.150% due 04/05/2022		10,600	10,321
3.250% due 10/05/2020		26,000	25,746
3.750% due 09/17/2024		12,300	11,742
Wells Fargo & Co.
2.100% due 07/26/2021		2,200	2,199
2.164% due 02/11/2026 •		16,400	16,028
2.594% (US0003M + 1.340%) due 03/04/2021 ~		100	100
3.000% due 02/19/2025		5,100	5,273
3.000% due 04/22/2026		5,000	5,158
3.007% (US0003M + 1.230%) due 10/31/2023 ~		53,900	51,458
3.069% due 01/24/2023		4,000	4,069
3.500% due 03/08/2022		2,000	2,040
3.550% due 09/29/2025		8,550	9,036
3.750% due 01/24/2024		37,300	39,564
Wells Fargo Bank N.A.
2.082% due 09/09/2022 •		83,800	83,468
2.258% (US0003M + 0.620%) due 05/27/2022 ~		47,500	46,837
2.312% (US0003M + 0.510%) due 10/22/2021 ~		47,700	45,940
2.897% due 05/27/2022 •		62,600	62,957

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.550% due 08/14/2023	$18,300	$19,212
3.625% due 10/22/2021	48,100	49,454
Welltower, Inc.
3.100% due 01/15/2030	26,000	24,650
3.625% due 03/15/2024	20,450	20,111
4.250% due 04/01/2026	800	826
Westpac Banking Corp.
2.100% due 02/25/2021	14,700	14,815
WP Carey, Inc.
4.000% due 02/01/2025	13,550	13,973
4.250% due 10/01/2026	1,700	1,753
4.600% due 04/01/2024	7,500	7,533

		14,475,880

INDUSTRIALS 8.9%
AbbVie, Inc.
2.150% due 11/19/2021	97,900	97,578
2.153% (US0003M + 0.460%) due 11/19/2021 ~	40,000	38,676
2.300% due 11/21/2022	92,400	92,444
2.500% due 05/14/2020	800	800
2.600% due 11/21/2024	96,300	98,031
2.850% due 05/14/2023	300	304
2.900% due 11/06/2022	45,041	45,623
2.950% due 11/21/2026	12,700	12,970
3.600% due 05/14/2025	300	317
3.750% due 11/14/2023	3,400	3,529
Activision Blizzard, Inc.
2.600% due 06/15/2022	6,400	6,450
Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024	57,800	49,728
Air Canada Pass-Through Trust
3.600% due 09/15/2028	1,741	1,817
Allergan Finance LLC
3.250% due 10/01/2022	10,751	10,791
Allergan Funding SCS
3.450% due 03/15/2022	35,672	37,061
Allergan Sales LLC
4.875% due 02/15/2021	1,100	1,117
5.000% due 12/15/2021	9,000	9,330
Allergan, Inc.
3.375% due 09/15/2020	1,000	1,011
Altice Financing S.A.
7.500% due 05/15/2026	66,000	64,551
Altice France S.A.
7.375% due 05/01/2026	49,700	50,473
Amazon.com, Inc.
2.400% due 02/22/2023	8,000	8,331
2.800% due 08/22/2024	1,000	1,063
American Airlines Pass-Through Trust
3.000% due 04/15/2030	11,683	11,062
3.150% due 08/15/2033	13,686	12,510
3.250% due 04/15/2030	7,759	7,058
3.375% due 11/01/2028	3,421	3,182
3.500% due 08/15/2033	1,920	1,614
3.600% due 04/15/2031	643	593
3.650% due 02/15/2029	1,364	1,303
Amgen, Inc.
3.125% due 05/01/2025	8,000	8,399
3.875% due 11/15/2021	11,867	11,896
Amphenol Corp.
3.200% due 04/01/2024	1,900	1,926
Anheuser-Busch InBev Finance, Inc.
3.700% due 02/01/2024	12,000	12,483
Anthem, Inc.
2.375% due 01/15/2025	5,200	5,141
2.500% due 11/21/2020	900	897
2.950% due 12/01/2022	10,700	10,940
3.300% due 01/15/2023	9,400	9,541
AP Moller - Maersk A/S
3.750% due 09/22/2024	2,200	2,154
4.500% due 06/20/2029	19,600	20,052

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Apple, Inc.
3.000% due 02/09/2024	$5,000	$5,307
3.000% due 06/20/2027	1,000	1,084
AstraZeneca PLC
2.357% (US0003M + 0.665%) due 08/17/2023 ~	1,600	1,423
3.500% due 08/17/2023	2,800	2,941
AutoNation, Inc.
3.350% due 01/15/2021	1,840	1,832
Bacardi Ltd.
4.450% due 05/15/2025	18,200	19,165
BAT Capital Corp.
2.294% due 08/14/2020 •	61,300	60,298
2.572% (US0003M + 0.880%) due 08/15/2022 ~	41,640	38,393
2.764% due 08/15/2022	59,492	58,666
3.222% due 08/15/2024	2,200	2,214
Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~	12,600	11,672
1.846% (US0003M + 0.630%) due 06/25/2021 ~	17,400	16,846
2.750% due 07/15/2021	1,200	1,188
3.000% due 10/08/2021	1,200	1,189
3.500% due 06/25/2021	4,700	4,710
3.875% due 12/15/2023	17,200	17,632
4.250% due 12/15/2025	32,600	33,942
Biogen, Inc.
3.625% due 09/15/2022	2,500	2,570
BMW Finance NV
2.250% due 08/12/2022	101,900	97,631
BMW U.S. Capital LLC
2.000% due 04/11/2021	15,050	14,756
3.300% due 04/06/2027	900	909
3.400% due 08/13/2021	18,980	18,960
Bristol-Myers Squibb Co.
2.875% due 02/19/2021	500	510
British Airways Pass-Through Trust
3.350% due 12/15/2030	7,850	7,466
Broadcom Corp.
2.200% due 01/15/2021	1,300	1,283
2.650% due 01/15/2023	1,400	1,369
3.000% due 01/15/2022	13,965	13,848
3.625% due 01/15/2024	24,700	24,489
Broadcom, Inc.
3.125% due 04/15/2021	122,685	121,218
3.125% due 10/15/2022	126,400	125,322
3.625% due 10/15/2024	104,600	102,867
Brown-Forman Corp.
3.500% due 04/15/2025	4,700	5,020
Campbell Soup Co.
3.300% due 03/15/2021	44,225	44,129
3.650% due 03/15/2023	10,458	10,665
3.950% due 03/15/2025	400	423
4.150% due 03/15/2028	34,200	36,986
Centene Corp.
4.250% due 12/15/2027	6,700	6,750
4.625% due 12/15/2029	7,000	7,074
5.375% due 06/01/2026	24,300	25,167
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	12,690	12,900
Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	1,100	1,112
2.362% due 05/28/2021	3,500	3,542
2.567% due 11/02/2021	4,013	4,020
2.849% due 03/03/2022	2,000	2,010
Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~	60,500	58,802
3.579% due 07/23/2020	33,899	33,796
4.464% due 07/23/2022	58,860	60,871

See Accompanying Notes	7

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.908% due 07/23/2025	$50,800	$54,824
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	13,700	12,056
Chevron Corp.
2.355% due 12/05/2022	6,600	6,696
Choice Hotels International, Inc.
3.700% due 12/01/2029	5,090	4,110
Cigna Corp.
3.750% due 07/15/2023	2,057	2,121
Cigna Holding Co.
4.375% due 12/15/2020	1,000	1,006
5.125% due 06/15/2020	3,300	3,312
Comcast Corp.
3.150% due 03/01/2026	3,500	3,679
Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~	5,186	5,132
3.250% due 09/15/2022	874	842
3.800% due 10/22/2021	2,050	2,068
4.300% due 05/01/2024	4,000	4,161
Constellation Brands, Inc.
2.392% (US0003M + 0.700%) due 11/15/2021 ~	3,300	3,112
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022	281	284
Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	1,650	1,431
Corning, Inc.
2.900% due 05/15/2022	5	5
Cox Communications, Inc.
3.250% due 12/15/2022	5,540	5,619
CRH America Finance, Inc.
3.950% due 04/04/2028	18,900	18,726
4.500% due 04/04/2048	6,900	6,504
CRH America, Inc.
5.750% due 01/15/2021	2,759	2,838
CVS Health Corp.
2.125% due 06/01/2021	11,000	10,978
2.800% due 07/20/2020	6,700	6,702
3.250% due 08/15/2029	8,700	8,524
3.350% due 03/09/2021	9,243	9,310
3.500% due 07/20/2022	17,784	18,262
3.700% due 03/09/2023	133,595	139,240
3.875% due 07/20/2025	19,270	19,947
4.300% due 03/25/2028	47,600	50,651
CVS Pass-Through Trust
8.353% due 07/10/2031	198	237
D.R. Horton, Inc.
2.550% due 12/01/2020	200	197
5.750% due 08/15/2023	5,247	5,424
DAE Funding LLC
4.000% due 08/01/2020	1,100	1,088
Daimler Finance North America LLC
2.000% due 07/06/2021	1,600	1,543
2.141% (US0003M + 0.390%) due 05/04/2020 ~	14,250	14,193
2.143% (US0003M + 0.430%) due 02/12/2021 ~	20,300	19,574
2.300% due 02/12/2021	7,260	7,079
2.301% (US0003M + 0.550%) due 05/04/2021 ~	70,800	68,072
2.550% due 08/15/2022	78,500	75,364
2.563% (US0003M + 0.880%) due 02/22/2022 ~	43,100	40,661
2.591% (US0003M + 0.840%) due 05/04/2023 ~	39,300	34,183
2.592% (US0003M + 0.900%) due 02/15/2022 ~	76,600	71,018
2.700% due 06/14/2024	35,000	33,868
2.875% due 03/10/2021	3,250	3,218
3.100% due 05/04/2020	63,000	62,892

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.350% due 05/04/2021		$143,700	$142,356
3.400% due 02/22/2022		47,000	45,713
3.700% due 05/04/2023		20,600	20,105
3.750% due 11/05/2021		1,600	1,587
Danone S.A.
2.077% due 11/02/2021		18,797	18,831
2.589% due 11/02/2023		5,785	5,744
Dell International LLC
4.420% due 06/15/2021		129,930	131,368
5.450% due 06/15/2023		113,500	116,615
Delta Air Lines, Inc.
3.400% due 04/19/2021		12,300	11,208
3.625% due 03/15/2022		5,980	5,601
Deutsche Telekom International Finance BV
1.950% due 09/19/2021		17,420	17,215
2.820% due 01/19/2022		6,460	6,419
3.600% due 01/19/2027		4,200	4,357
Discovery Communications LLC
2.950% due 03/20/2023		4,900	4,896
Dominion Energy Gas Holdings LLC
1.341% (US0003M + 0.600%) due 06/15/2021 ~		46,180	44,395
2.500% due 11/15/2024		8,800	8,567
2.800% due 11/15/2020		700	697
eBay, Inc.
2.600% due 07/15/2022		12,445	12,491
2.875% due 08/01/2021		3,100	3,074
3.800% due 03/09/2022		2,100	2,132
Ecolab, Inc.
4.350% due 12/08/2021		3,088	3,182
Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		13,700	13,553
2.195% (US0003M + 0.500%) due 02/18/2022 ~		29,600	27,518
Energy Transfer Operating LP
2.900% due 05/15/2025		1,500	1,271
3.600% due 02/01/2023		2,300	2,047
4.250% due 03/15/2023		4,135	3,711
4.650% due 06/01/2021		5,110	4,980
Energy Transfer Partners LP
4.500% due 11/01/2023		34,709	31,496
5.000% due 10/01/2022		4,722	4,305
Entergy Louisiana LLC
5.400% due 11/01/2024		2,400	2,723
Enterprise Products Operating LLC
5.200% due 09/01/2020		6,325	6,263
EQM Midstream Partners LP
4.750% due 07/15/2023		8,010	5,827
Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~		2,700	2,636
3.600% due 08/15/2021		5,900	5,889
ERAC USA Finance LLC
4.500% due 08/16/2021		1,600	1,632
Expedia Group, Inc.
3.250% due 02/15/2030		15,000	12,302
Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		19,112	18,384
Full House Resorts, Inc.
8.575% due 01/31/2024		36,854	35,351
9.738% due 02/02/2024		3,109	2,982
GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~		14,200	13,923
4.850% due 06/01/2021		3,100	3,185
General Electric Co.
0.000% due 05/28/2020 •	EUR	1,000	1,100
0.375% due 05/17/2022		17,400	18,405
1.250% due 05/26/2023		1,335	1,416

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.741% (US0003M + 1.000%) due 03/15/2023 ~		$5,100	$4,738
2.700% due 10/09/2022		4,100	4,038
3.100% due 01/09/2023		800	814
4.375% due 09/16/2020		17,090	17,101
4.650% due 10/17/2021		2,500	2,551
5.500% due 06/07/2021	GBP	8,900	11,402
5.550% due 01/05/2026		$48,400	52,393
6.250% due 09/29/2020	GBP	3,200	4,039
7.500% due 08/21/2035		$2,100	2,852
General Mills, Inc.
6.610% due 10/15/2022		13,700	13,766
General Motors Co.
2.542% (US0003M + 0.800%) due 08/07/2020 ~		1,700	1,671
Hamilton College
4.750% due 07/01/2113		29,370	37,548
Hasbro, Inc.
2.600% due 11/19/2022		16,700	16,497
HCA, Inc.
5.375% due 09/01/2026		26,700	27,703
5.875% due 02/01/2029		1,700	1,804
Heathrow Funding Ltd.
4.875% due 07/15/2023		6,000	6,339
Heineken NV
2.750% due 04/01/2023		6,550	6,586
3.400% due 04/01/2022		4,730	4,785
Hewlett Packard Enterprise Co.
2.620% (US0003M + 0.720%) due 10/05/2021 ~		44,100	41,538
Huntsman International LLC
5.125% due 11/15/2022		1,200	1,232
Imperial Brands Finance PLC
3.125% due 07/26/2024		25,430	24,911
3.500% due 02/11/2023		4,300	4,319
3.500% due 07/26/2026		20,100	18,597
3.750% due 07/21/2022		51,170	51,215
3.875% due 07/26/2029		26,700	25,139
Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		7,200	7,254
5.710% due 11/15/2023		6,400	6,554
Japan Tobacco, Inc.
2.000% due 04/13/2021		16,000	15,967
JT International Financial Services BV
3.500% due 09/28/2023		4,500	4,701
Keurig Dr Pepper, Inc.
3.200% due 11/15/2021		6,873	6,874
3.551% due 05/25/2021		43,227	43,765
4.057% due 05/25/2023		10,600	11,053
Komatsu Finance America, Inc.
2.118% due 09/11/2020		3,900	3,896
2.437% due 09/11/2022		4,500	4,521
Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~		2,000	1,892
3.375% due 06/15/2021		5,900	5,913
4.875% due 02/15/2025		14,637	14,672
7.125% due 08/01/2039		25,200	29,438
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		39,418	35,813
4.500% due 08/15/2025		3,342	2,857
Lockheed Martin Corp.
3.100% due 01/15/2023		2,700	2,742
Marriott International, Inc.
2.180% (US0003M + 0.600%) due 12/01/2020 ~		12,700	11,886
3.600% due 04/15/2024		6,600	6,148
4.150% due 12/01/2023		32,500	29,825
Masco Corp.
3.500% due 04/01/2021		2,800	2,805
5.950% due 03/15/2022		1,300	1,325

8	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		$4,800	$4,724
3.350% due 04/01/2023		3,200	3,310
3.700% due 01/30/2026		2,700	2,833
Melco Resorts Finance Ltd.
4.875% due 06/06/2025		18,000	16,709
Microchip Technology, Inc.
3.922% due 06/01/2021		10,270	10,014
Micron Technology, Inc.
4.975% due 02/06/2026		13,300	13,976
5.327% due 02/06/2029		10,000	11,000
Molson Coors Brewing Co.
2.100% due 07/15/2021		4,200	4,108
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		33,936	33,815
Mondelez International, Inc.
3.625% due 05/07/2023		31,200	32,778
Motors Liquidation Co.
8.375% due 07/05/2033 ^«(e)	EUR	20,000	0
MPLX LP
1.899% (US0003M + 0.900%) due 09/09/2021 ~		$6,800	6,427
4.700% due 04/15/2048		7,200	5,601
Mylan NV
2.250% due 11/22/2024	EUR	6,100	6,740
3.150% due 06/15/2021		$15,930	15,789
3.950% due 06/15/2026		2,600	2,602
Mylan, Inc.
3.125% due 01/15/2023		1,500	1,457
NetApp, Inc.
3.375% due 06/15/2021		1,800	1,805
Netflix, Inc.
4.625% due 05/15/2029	EUR	15,319	17,331
Newell Brands, Inc.
4.200% due 04/01/2026		$2,700	2,647
Northrop Grumman Corp.
2.550% due 10/15/2022		7,400	7,406
3.500% due 03/15/2021		388	391
Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023		452	429
7.041% due 10/01/2023		7,315	7,966
NXP BV
3.875% due 09/01/2022		4,935	4,959
4.125% due 06/01/2021		15,102	15,249
4.625% due 06/15/2022		2,800	2,899
4.625% due 06/01/2023		7,000	7,214
5.350% due 03/01/2026		12,800	13,865
Occidental Petroleum Corp.
2.600% due 08/13/2021		6,600	5,285
2.684% (US0003M + 0.950%) due 02/08/2021 ~		7,800	6,182
2.700% due 08/15/2022		15,600	11,130
3.142% (US0003M + 1.450%) due 08/15/2022 ~		68,900	46,193
6.950% due 07/01/2024		2,163	1,223
Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (g)(j)		38,250	421
Oracle Corp.
1.900% due 09/15/2021		24,100	24,203
2.800% due 07/08/2021		700	711
3.400% due 07/08/2024		5,000	5,354
Owens Corning
4.200% due 12/01/2024		1,700	1,740
Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		30	30
Panasonic Corp.
2.536% due 07/19/2022		11,100	10,943
PayPal Holdings, Inc.
2.400% due 10/01/2024		6,800	6,846
2.650% due 10/01/2026		13,200	12,966
2.850% due 10/01/2029		41,400	41,347

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	$2,700	$2,697
Penske Truck Leasing Co. LP
3.200% due 07/15/2020	1,000	995
3.375% due 02/01/2022	15,494	15,672
3.450% due 07/01/2024	34,800	34,873
3.650% due 07/29/2021	2,910	2,948
4.125% due 08/01/2023	11,800	12,208
Pernod Ricard S.A.
4.450% due 01/15/2022	22,800	23,439
5.750% due 04/07/2021	6,750	6,947
Petroleos Mexicanos
7.690% due 01/23/2050	2,600	1,834
Philip Morris International, Inc.
2.125% due 05/10/2023	1,000	996
2.375% due 08/17/2022	1,600	1,632
2.500% due 11/02/2022	6,900	6,936
Phillips 66
2.247% (US0003M + 0.600%) due 02/26/2021 ~	2,300	2,152
QUALCOMM, Inc.
2.500% (US0003M + 0.730%) due 01/30/2023 ~	5,000	4,767
Reckitt Benckiser Treasury Services PLC
1.764% (US0003M + 0.560%) due 06/24/2022 ~	5,200	5,017
2.375% due 06/24/2022	8,850	8,694
Republic Services, Inc.
3.550% due 06/01/2022	1,100	1,129
5.250% due 11/15/2021	3,575	3,786
Reynolds American, Inc.
4.000% due 06/12/2022	15,956	16,173
Rolls-Royce PLC
2.375% due 10/14/2020	200	188
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	34,235	33,692
5.625% due 04/15/2023	2,800	2,608
Sands China Ltd.
4.600% due 08/08/2023	2,200	2,263
5.125% due 08/08/2025	3,500	3,321
Sasol Financing USA LLC
5.875% due 03/27/2024	17,400	7,316
Saudi Arabian Oil Co.
2.750% due 04/16/2022	10,800	10,588
Sherwin-Williams Co.
2.750% due 06/01/2022	83	83
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	11,500	11,466
2.875% due 09/23/2023	800	818
Siemens Financieringsmaatschappij NV
2.000% due 09/15/2023	800	789
Southern Co.
2.350% due 07/01/2021	13,975	14,021
2.750% due 06/15/2020	1,000	1,001
Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022	1,465	1,463
Spectra Energy Partners LP
2.014% (US0003M + 0.700%) due 06/05/2020 ~	5,900	5,837
Spirit AeroSystems, Inc.
3.950% due 06/15/2023	14,263	12,384
4.600% due 06/15/2028	6,800	5,861
Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	4,438	4,331
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,681	2,678
4.738% due 09/20/2029	19,300	19,855
5.152% due 09/20/2029	54,600	58,615
Suntory Holdings Ltd.
2.250% due 10/16/2024	8,300	8,379
2.550% due 06/28/2022	8,000	8,008

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$2,900	$2,974
Syngenta Finance NV
3.698% due 04/24/2020		600	599
3.933% due 04/23/2021		1,200	1,131
4.441% due 04/24/2023		17,900	16,882
4.892% due 04/24/2025		4,700	4,617
5.182% due 04/24/2028		12,000	10,270
Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		22,100	22,400
4.400% due 11/26/2023		58,300	61,471
Tech Data Corp.
3.700% due 02/15/2022		2,565	2,541
Telefonica Emisiones S.A.
5.462% due 02/16/2021		2,600	2,656
Tesco PLC
5.125% due 04/10/2047	EUR	8,300	10,573
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020		44,110	47,821
1.250% due 03/31/2023		15,500	15,179
2.200% due 07/21/2021		$1,658	1,593
3.250% due 04/15/2022	EUR	23,200	24,580
4.500% due 03/01/2025		20,900	21,218
6.000% due 04/15/2024		$9,300	9,195
Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~		13,300	13,301
Total Capital International S.A.
3.750% due 04/10/2024		5,000	5,253
Toyota Industries Corp.
3.110% due 03/12/2022		15,700	15,885
Toyota Motor Corp.
2.157% due 07/02/2022		6,800	6,767
Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		46,200	45,827
Toyota Tsusho Corp.
3.625% due 09/13/2023		7,090	6,955
TransCanada PipeLines Ltd.
3.750% due 10/16/2023		1,800	1,875
9.875% due 01/01/2021		1,200	1,246
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		522	522
4.625% due 12/03/2026		1,652	1,639
United Airlines Pass-Through Trust
2.700% due 11/01/2033		700	640
3.100% due 01/07/2030		1,649	1,536
4.150% due 02/25/2033		6,666	7,013
United Group BV
4.875% due 07/01/2024	EUR	5,700	5,708
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	9,700	11,539
5.250% due 05/15/2029		10,000	11,676
VMware, Inc.
2.300% due 08/21/2020		$4,820	4,769
2.950% due 08/21/2022		5,100	5,119
Volkswagen Group of America Finance LLC
2.064% (US0003M + 0.860%) due 09/24/2021 ~		13,500	12,367
2.477% (US0003M + 0.770%) due 11/13/2020 ~		123,500	121,953
2.500% due 09/24/2021		14,500	14,142
2.653% (US0003M + 0.940%) due 11/12/2021 ~		98,100	96,026
2.700% due 09/26/2022		18,600	18,008
2.850% due 09/26/2024		17,200	16,245
3.200% due 09/26/2026		6,500	6,267
3.875% due 11/13/2020		7,100	7,078
4.000% due 11/12/2021		63,700	63,052
4.250% due 11/13/2023		110,400	109,277
4.750% due 11/13/2028		34,700	35,563

See Accompanying Notes	9

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Volkswagen International Finance NV
1.139% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	16,500	$17,225
Vulcan Materials Co.
2.230% (US0003M + 0.650%) due 03/01/2021 ~		$880	847
Waste Management, Inc.
2.400% due 05/15/2023		1,250	1,231
Western Midstream Operating LP
5.375% due 06/01/2021		5,300	4,267
WestRock RKT LLC
4.900% due 03/01/2022		5,280	5,381
Woodside Finance Ltd.
3.650% due 03/05/2025		100	94
Wynn Las Vegas LLC
5.500% due 03/01/2025		17,500	16,406
Yara International ASA
4.750% due 06/01/2028		6,200	6,295
ZF North America Capital, Inc.
4.500% due 04/29/2022		800	747
Zimmer Biomet Holdings, Inc.
1.802% (US0003M + 0.750%) due 03/19/2021 ~		1,300	1,284
2.700% due 04/01/2020		20,236	20,236
3.375% due 11/30/2021		1,700	1,707
Zoetis, Inc.
2.135% (US0003M + 0.440%) due 08/20/2021 ~		6,000	5,507
3.250% due 08/20/2021		1,900	1,927

			5,962,575

SPECIALTY FINANCE 0.3%
CIMIC Group Ltd.
0.000% due 04/28/2020 (g)(l)		140,000	139,720
0.000% due 05/05/2020 (g)(l)		1,839	1,834
0.000% due 05/22/2020 (g)(l)		17,186	17,112
0.000% due 06/10/2020 (g)(l)		35,202	34,986
Lloyds Banking Group PLC
3.870% due 09/02/2020 (l)		14,161	14,229
3.870% due 09/02/2021 (l)		14,161	14,384

			222,265

UTILITIES 3.0%
Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		4,700	4,265
AEP Texas, Inc.
3.950% due 06/01/2028		7,800	8,175
American Electric Power Co., Inc.
3.650% due 12/01/2021		3,695	3,743
American Transmission Systems, Inc.
5.250% due 01/15/2022		2,050	2,182
American Water Capital Corp.
3.400% due 03/01/2025		1,458	1,467
3.850% due 03/01/2024		1,400	1,454
Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	4,000	4,913
AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		$102,800	95,533
2.330% (US0003M + 0.750%) due 06/01/2021 ~		187,790	182,374
2.781% (US0003M + 0.950%) due 07/15/2021 ~		183,833	180,693
3.400% due 05/15/2025		18,800	19,480
3.600% due 02/17/2023		1,800	1,855
3.800% due 03/15/2022		8,067	8,338
4.000% due 01/15/2022		700	728
4.350% due 03/01/2029		4,100	4,418
4.450% due 05/15/2021		7,700	7,880
4.600% due 02/15/2021		1,050	1,075

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Baltimore Gas & Electric Co.
2.800% due 08/15/2022	$1,256	$1,275
3.350% due 07/01/2023	700	722
Blue Racer Midstream LLC
6.125% due 11/15/2022	21,964	16,590
British Telecommunications PLC
4.500% due 12/04/2023	14,595	15,319
British Transco International Finance BV
0.000% due 11/04/2021 (g)	2,320	2,265
Duke Energy Carolinas LLC
3.350% due 05/15/2022	1,000	1,030
Duke Energy Corp.
1.418% (US0003M + 0.650%) due 03/11/2022 ~	49,800	48,554
2.204% (US0003M + 0.500%) due 05/14/2021 ~	50,100	49,581
2.400% due 08/15/2022	20,700	20,688
3.050% due 08/15/2022	3,700	3,734
3.550% due 09/15/2021	1,000	1,014
3.750% due 04/15/2024	9,600	9,966
Duke Energy Ohio, Inc.
3.650% due 02/01/2029	5,200	5,535
Duke Energy Progress LLC
3.375% due 09/01/2023	1,900	1,980
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	2,900	2,962
Edison International
2.950% due 03/15/2023	600	581
5.750% due 06/15/2027	5,900	6,145
Enable Midstream Partners LP
4.950% due 05/15/2028	3,690	1,844
Enel Finance International NV
2.650% due 09/10/2024	179,700	171,890
4.250% due 09/14/2023	7,550	7,737
4.625% due 09/14/2025	28,500	30,178
Entergy Arkansas LLC
3.050% due 06/01/2023	1,600	1,532
3.750% due 02/15/2021	2,300	2,317
Entergy Corp.
4.000% due 07/15/2022	16,400	16,847
5.125% due 09/15/2020	600	600
Entergy Gulf States Louisiana LLC
3.950% due 10/01/2020	200	199
Evergy Metro, Inc.
3.150% due 03/15/2023	425	442
Eversource Energy
2.500% due 03/15/2021	1,737	1,744
2.750% due 03/15/2022	1,300	1,320
Exelon Corp.
3.950% due 06/15/2025	733	738
5.150% due 12/01/2020	2,100	2,121
FirstEnergy Corp.
3.900% due 07/15/2027	2,000	2,026
Florida Power & Light Co.
3.700% due 12/01/2047	1,700	1,884
Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	19,400	16,296
Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	6,000	5,976
Interstate Power & Light Co.
3.250% due 12/01/2024	9,870	10,000
LG&E & KU Energy LLC
3.750% due 11/15/2020	3,100	3,079
4.375% due 10/01/2021	4,120	4,145
Metropolitan Edison Co.
3.500% due 03/15/2023	2,355	2,454
Monongahela Power Co.
3.550% due 05/15/2027	4,000	4,279
National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022	2,800	2,778
2.950% due 02/07/2024	3,250	3,418
8.000% due 03/01/2032	165	251

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	$183,790	$180,826
2.399% (US0003M + 0.720%) due 02/25/2022 ~	92,550	90,021
2.403% due 09/01/2021	33,700	33,668
2.800% due 01/15/2023	2,400	2,437
2.900% due 04/01/2022	4,000	4,040
3.200% due 02/25/2022	155,450	157,482
3.342% due 09/01/2020	15,900	15,918
3.625% due 06/15/2023	5,175	5,283
Niagara Mohawk Power Corp.
3.508% due 10/01/2024	1,000	1,048
4.278% due 12/15/2028	14,300	15,351
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	15,127	12,838
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)	67,408	22,148
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	3,806	3,064
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)	20,923	2,615
Ohio Power Co.
5.375% due 10/01/2021	950	994
Oncor Electric Delivery Co. LLC
4.100% due 06/01/2022	690	703
Petrobras Global Finance BV
5.093% due 01/15/2030	3,954	3,623
6.125% due 01/17/2022	2,342	2,356
Progress Energy, Inc.
3.150% due 04/01/2022	1,200	1,215
Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	9,281	9,226
Rio Oil Finance Trust
8.200% due 04/06/2028	2,200	2,002
9.250% due 07/06/2024	10,982	10,831
9.750% due 01/06/2027	30,025	28,674
Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	30,290	29,854
4.050% due 12/01/2023	2,800	2,875
Southern California Edison Co.
3.875% due 06/01/2021	2,800	2,776
Southern California Gas Co.
3.150% due 09/15/2024	10,300	10,641
3.200% due 06/15/2025	2,500	2,602
Southern Co. Gas Capital Corp.
3.500% due 09/15/2021	3,100	3,116
Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~	4,800	4,725
Sprint Communications, Inc.
6.000% due 11/15/2022	3,600	3,765
11.500% due 11/15/2021	1,200	1,330
Sprint Corp.
7.125% due 06/15/2024	200	221
7.250% due 09/15/2021	6,100	6,321
7.875% due 09/15/2023	2,500	2,772
Tampa Electric Co.
2.600% due 09/15/2022	8,535	8,415
Telstra Corp. Ltd.
4.800% due 10/12/2021	2,900	2,991
Verizon Communications, Inc.
2.233% due 05/22/2020 •	4,600	4,599
3.376% due 02/15/2025	250,944	269,666
Virginia Electric & Power Co.
4.450% due 02/15/2044	10	11
Vodafone Group PLC
2.833% (US0003M + 0.990%) due 01/16/2024 ~	4,400	4,152

10	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.750% due 01/16/2024	$30,700	$32,027

		2,011,831

Total Corporate Bonds & Notes (Cost $23,123,946)		22,672,551

MUNICIPAL BONDS & NOTES 0.4%
CALIFORNIA 0.1%
California Health Facilities Financing Authority Revenue Bonds, Series 2019
2.704% due 06/01/2030	5,100	5,087
California Health Facilities Financing Authority Revenue Notes, Series 2019
2.211% due 06/01/2025	4,500	4,486
2.534% due 06/01/2028	5,100	5,090
2.584% due 06/01/2029	3,600	3,577
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	2	3
7.550% due 04/01/2039	2	3
Irvine Unified School District, California Special Tax Notes, Series 2011
6.578% due 09/01/2020	1,000	1,020
Long Beach Redevelopment Agency, California Tax Allocation Bonds, (BABs), Series 2010
8.110% due 08/01/2030	4,000	4,069
8.360% due 08/01/2040	9,525	9,690
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	297
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	6,770	8,804

		42,126

CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2003
5.910% due 06/01/2033	165	206

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	50,505	67,618

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	15,920	16,783
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,423	1,621

		18,404

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	20,905	20,908

MASSACHUSETTS 0.0%
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	8,300	8,716

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	250	248

OHIO 0.0%
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	4,238

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.301% due 06/15/2021	2,100	2,185
5.401% due 06/15/2022	3,500	3,749

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.501% due 06/15/2023	$3,500	$3,861

		9,795

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	208

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	113,645	110,237

Total Municipal Bonds & Notes (Cost $265,712)		282,704

U.S. GOVERNMENT AGENCIES 61.6%
Fannie Mae
0.000% due 08/25/2023 - 03/25/2036 (b)(g)	1,509	1,479
0.541% due 08/25/2022 ~(a)	43,222	425
1.012% due 04/18/2028 •	20	20
1.062% due 10/18/2030 •	125	124
1.067% due 06/25/2032 - 03/25/2034 •	35	35
1.097% due 08/25/2034 •	23	23
1.147% due 05/25/2035 •	6	6
1.162% due 12/18/2031 •	32	31
1.197% due 05/25/2037 •	21	20
1.247% due 12/25/2028 - 03/25/2037 •	536	530
1.267% due 06/25/2037 •	123	122
1.297% due 05/25/2042 - 03/25/2044 •	1,005	999
1.307% due 03/25/2037 •	8	8
1.327% due 07/25/2037 •	407	404
1.347% due 06/25/2029 - 11/25/2036 •	1,247	1,234
1.397% due 08/25/2021 - 06/25/2049 •	297,999	296,321
1.447% due 08/25/2030 •	227	227
1.467% due 10/25/2040 •	35	35
1.527% due 08/25/2037 •	4,417	4,409
1.597% due 10/25/2023 - 03/25/2024 •	183	184
1.617% due 03/25/2038 •	57	57
1.667% due 06/25/2037 •	138	139
1.687% due 07/25/2037 •	107	105
1.697% due 03/25/2038 - 11/25/2039 •	198	200
1.757% due 03/25/2036 •	588	586
1.777% due 01/25/2022 •	1	1
1.847% due 04/25/2032 •	6	6
1.947% due 04/25/2023 •	20	20
2.032% due 03/25/2036 ~(a)	15,877	1,277
2.105% due 09/25/2046 •	22,979	23,124
2.152% due 12/25/2038 ~(a)	14,259	617
2.172% due 05/25/2044 ~(a)	12,682	714
2.250% due 12/01/2024 •	2	2
2.296% due 06/25/2055 ~(a)	13,734	906
2.333% due 11/01/2024 •	7	7
2.350% due 03/01/2033 •	22	22
2.375% due 09/01/2024 •	6	6
2.680% due 02/01/2022	4,873	4,979
2.750% due 07/01/2022	3,695	3,816
2.790% due 07/01/2022	3,846	3,972
2.800% due 07/01/2022	7,850	8,110
2.850% due 06/01/2022	90	89
2.870% due 09/01/2027	98,100	108,498
2.960% due 05/01/2022 - 07/01/2022	6,438	6,651

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.964% due 05/01/2022 ~	$3,151	$3,282
3.000% due 01/01/2022 - 09/01/2057	140,473	148,808
3.030% due 02/01/2028 •	24	24
3.067% due 11/01/2037 •	8	8
3.105% due 06/01/2035 •	201	202
3.125% due 08/01/2024 •	9	9
3.160% due 06/01/2029	54,480	61,866
3.169% due 10/01/2034 •	385	389
3.170% due 11/01/2021 •	7	7
3.203% due 02/25/2033 •	999	1,085
3.206% due 05/01/2022 ~	409	425
3.216% due 02/01/2035 •	686	695
3.253% due 07/01/2042 - 10/01/2044 •	9,863	9,715
3.255% due 12/01/2044 •	1,284	1,265
3.280% due 03/01/2035 •	9	9
3.290% due 11/01/2034 •	177	178
3.303% due 09/01/2041 •	4,041	3,995
3.320% due 05/01/2028	47,508	54,158
3.325% due 02/01/2023 •	13	13
3.330% due 11/01/2021	14,175	14,530
3.342% due 01/01/2036 •	2	2
3.349% due 01/01/2035 •	2,617	2,620
3.363% due 03/01/2022 ~	38,840	39,393
3.365% due 02/01/2035 •	24	24
3.368% due 01/01/2035 •	904	905
3.374% due 09/01/2022 •	6	6
3.375% due 09/01/2035 •	28	28
3.380% due 11/01/2021	928	952
3.380% due 11/01/2035 •	46	47
3.399% due 04/01/2027 •	9	9
3.407% due 01/01/2035 •	27	27
3.413% due 08/01/2035 - 09/01/2035 •	499	509
3.420% due 11/01/2021	4,753	4,875
3.420% due 03/01/2036 •	65	66
3.421% due 02/01/2035 •	202	206
3.424% due 11/01/2034 •	264	264
3.429% due 01/01/2036 •	128	129
3.437% due 10/01/2020 ~	99	100
3.440% due 05/01/2023 •	3	3
3.447% due 01/01/2035 •	1,056	1,060
3.449% due 06/01/2023 •	23	23
3.453% due 10/01/2030 - 10/01/2040 •	1,439	1,434
3.482% due 12/01/2034 •	49	49
3.500% due 11/01/2021 - 08/25/2042	59,912	62,446
3.500% due 08/01/2058 (n)	25,530	27,597
3.516% due 12/01/2034 •	24	24
3.520% due 11/01/2031 •	44	45
3.544% due 10/01/2034 •	35	35
3.545% due 12/01/2034 - 10/01/2035 •	249	252
3.561% due 03/01/2035 •	278	280
3.566% due 12/01/2034 •	225	227
3.570% due 11/01/2021	2,469	2,537
3.575% due 08/01/2035 •	211	212
3.577% due 02/01/2035 •	327	330
3.586% due 12/01/2035 •	113	114
3.587% due 02/01/2035 •	549	555
3.592% due 12/01/2033 •	163	165
3.594% due 12/01/2035 •	24	24
3.637% due 03/01/2034 •	1,012	1,029
3.650% due 11/01/2032 •	8	8
3.652% due 12/01/2036 •	10	10
3.654% due 12/01/2034 - 10/01/2035 •	102	103
3.658% due 03/01/2034 •	3	3

See Accompanying Notes	11

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.664% due 01/01/2037 •	$13	$13
3.671% due 12/01/2034 •	12	12
3.674% due 02/01/2035 •	812	822
3.675% due 09/01/2034 - 02/01/2035 •	160	162
3.685% due 02/01/2036 •	27	27
3.687% due 10/01/2034 •	405	409
3.690% due 12/01/2023 •	35	35
3.691% due 09/01/2035 •	779	789
3.698% due 11/01/2035 •	324	328
3.700% due 05/01/2023 •	21	21
3.721% due 12/01/2020 ~	82	82
3.734% due 09/01/2035 •	2	2
3.736% due 11/01/2034 •	215	217
3.737% due 11/01/2034 - 12/01/2035 •	7	7
3.739% due 12/01/2033 •	137	138
3.742% due 08/01/2027 •	61	62
3.743% due 12/01/2035 •	71	71
3.746% due 04/01/2036 •	63	64
3.785% due 10/01/2034 - 06/01/2035 •	482	486
3.793% due 04/01/2033 •	12	13
3.794% due 01/01/2036 •	65	66
3.798% due 11/01/2035 •	93	94
3.802% due 11/01/2035 •	644	647
3.815% due 11/01/2025 •	8	8
3.819% due 12/01/2033 •	256	259
3.825% due 12/01/2023 •	29	30
3.830% due 01/01/2036 •	244	247
3.840% due 09/01/2034 •	2,572	2,588
3.845% due 09/01/2035 •	456	459
3.850% due 03/01/2034 •	875	887
3.853% due 10/01/2027 •	17	17
3.855% due 09/01/2035 •	5	5
3.861% due 11/01/2035 •	1,564	1,576
3.875% due 02/01/2022 - 09/01/2036 •	31	31
3.889% due 03/01/2036 •	181	182
3.905% due 11/01/2035 •	59	60
3.912% due 02/01/2036 - 03/01/2036 •	273	275
3.920% due 09/01/2035 •	9	9
3.938% due 02/01/2036 •	41	42
3.940% due 11/01/2023 •	44	45
3.949% due 01/01/2035 •	257	260
3.950% due 11/01/2023 •	6	6
3.958% due 05/25/2035 ~	2,908	3,040
3.959% due 03/01/2025 •	67	68
3.970% due 03/01/2036 •	83	84
3.975% due 04/01/2035 •	11	11
3.980% due 07/01/2021	125,500	129,191
3.981% due 09/01/2037 •	16	16
3.987% due 09/01/2035 •	30	31
3.995% due 02/01/2027 •	44	45
4.000% due 02/01/2024 •	7	7
4.000% due 07/25/2040 - 01/01/2059	41,027	45,577
4.010% due 09/01/2035 •	340	344
4.013% due 03/01/2023 •	18	18
4.015% due 09/01/2035 •	152	153
4.020% due 12/01/2025 - 10/01/2035 •	164	167
4.032% due 11/01/2035 •	203	205
4.037% due 11/01/2035 •	238	241
4.038% due 07/01/2033 •	2	2
4.047% due 08/01/2023 •	4	4
4.049% due 05/01/2030 •	3	3
4.069% due 11/01/2035 •	576	583
4.075% due 07/01/2024 •	16	16
4.085% due 10/01/2035 •	43	44
4.105% due 09/01/2023 - 07/01/2035 •	42	43
4.108% due 11/01/2025 •	4	4
4.118% due 10/01/2024 •	9	9
4.120% due 08/01/2035 •	840	858

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.125% due 12/01/2025 •	$32	$32
4.141% due 05/01/2035 •	1,186	1,202
4.146% due 12/01/2036 •	66	68
4.152% due 09/01/2033 •	4	4
4.155% due 09/01/2037 •	2	2
4.157% due 12/01/2027 •	84	84
4.162% due 08/01/2035 •	44	45
4.190% due 12/01/2022 - 08/01/2035 •	136	137
4.192% due 05/01/2025 - 09/01/2035 •	60	60
4.199% due 06/01/2025 •	75	76
4.200% due 06/01/2025 •	9	9
4.212% due 04/01/2024 •	19	19
4.220% due 07/01/2035 •	60	60
4.223% due 08/01/2025 •	96	98
4.225% due 05/01/2026 - 12/01/2026 •	8	8
4.230% due 05/01/2038 •	7,174	7,273
4.244% due 04/01/2034 •	35	35
4.250% due 10/01/2023 •	4	4
4.256% due 08/01/2035 •	530	536
4.258% due 08/01/2035 - 09/01/2035 •	179	181
4.262% due 03/01/2036 •	69	70
4.263% due 09/01/2033 •	25	26
4.270% due 01/01/2036 •	109	111
4.301% due 02/01/2028 •	6	6
4.319% due 07/01/2034 •	4	4
4.322% due 08/01/2026 •	14	14
4.343% due 07/01/2035 •	126	127
4.349% due 11/01/2034 •	533	543
4.355% due 06/01/2021 ~	241	250
4.371% due 05/01/2034 •	51	51
4.375% due 10/01/2024 •	2	2
4.381% due 12/01/2030 •	6	6
4.393% due 05/01/2036 •	168	169
4.394% due 05/01/2035 •	26	26
4.406% due 06/01/2035 •	154	155
4.419% due 03/01/2023 •	74	75
4.422% due 07/01/2035 •	277	279
4.427% due 08/01/2035 •	89	90
4.428% due 05/01/2035 •	20	20
4.431% due 07/01/2020 •	1	1
4.432% due 12/01/2023 •	11	11
4.455% due 08/01/2027 •	201	203
4.458% due 04/01/2038 •	3	3
4.464% due 03/01/2033 •	28	28
4.470% due 07/01/2026 •	5	5
4.479% due 11/01/2025 •	94	95
4.498% due 05/01/2037 •	6	6
4.500% due 06/25/2024 - 09/25/2041	88,973	105,398
4.502% due 11/01/2025 •	17	17
4.515% due 09/01/2029 •	2	2
4.518% due 02/01/2028 - 08/01/2033 •	5	5
4.527% due 07/01/2034 •	273	276
4.531% due 10/01/2026 •	4	4
4.547% due 05/01/2033 •	26	26
4.557% due 08/01/2035 •	4	4
4.560% due 08/01/2032 - 06/01/2034 •	4	3
4.580% due 09/01/2024 •	31	31
4.585% due 07/01/2035 •	245	248
4.595% due 07/01/2026 - 07/01/2035 •	232	234
4.596% due 06/01/2035 •	16	16
4.614% due 06/01/2035 •	1,178	1,187
4.620% due 05/01/2035 •	841	852
4.645% due 08/01/2027 •	10	10
4.662% due 07/01/2035 •	179	180
4.670% due 04/01/2027 •	10	10
4.680% due 05/01/2035 •	432	436
4.700% due 10/01/2027 •	21	21
4.705% due 07/01/2024 •	12	12
4.715% due 01/01/2026 •	9	9
4.736% due 07/01/2035 •	31	31

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.743% due 04/01/2034 •	$2	$2
4.757% due 06/01/2030 •	34	34
4.764% due 06/01/2035 •	325	328
4.765% due 06/01/2036 •	40	40
4.800% due 03/01/2035 •	2	2
4.856% due 06/01/2033 •	12	12
4.867% due 05/01/2030 •	4	4
4.875% due 07/01/2021 •	2	2
4.880% due 04/01/2035 •	608	621
4.921% due 06/01/2035 •	77	78
4.940% due 11/01/2025 •	26	26
4.973% due 06/25/2037 •(a)	310	57
5.000% (COF 11 + 1.250%) due 03/01/2024 ~	4	4
5.000% due 09/18/2027 - 04/25/2035	815	921
5.020% due 09/01/2034 •	38	40
5.030% due 05/01/2024	1,937	2,198
5.123% due 02/25/2037 •(a)	15	3
5.153% due 06/25/2037 •(a)	106	14
5.187% due 05/01/2035 •	7	8
5.203% due 12/25/2042 •(a)	3,827	383
5.253% due 03/25/2039 •(a)	7,928	293
5.262% due 12/25/2042 ~	7,143	7,866
5.303% due 05/25/2037 - 01/25/2040 •(a)	1,031	169
5.353% due 08/25/2042 •(a)	18,025	3,252
5.433% due 03/25/2037 •(a)	57	12
5.500% due 08/25/2020 - 08/25/2035	116	126
5.603% due 07/25/2036 •(a)	545	100
5.653% due 12/25/2036 •(a)	46	9
5.693% due 12/25/2036 •(a)	207	43
5.703% due 07/25/2037 •(a)	158	23
5.750% due 12/20/2027 - 08/25/2034	945	1,078
5.781% due 10/25/2042 ~	5,223	5,999
5.813% due 05/25/2037 •(a)	47	9
6.000% due 05/17/2027 - 10/25/2044	8,660	10,093
6.168% due 11/25/2040 •	2	2
6.250% due 02/25/2029	190	214
6.300% due 10/17/2038	336	337
6.500% due 06/25/2021 - 06/25/2044	11,551	13,324
6.553% due 09/25/2038 •(a)	24	0
6.750% due 10/25/2023	21	22
6.900% due 05/25/2023	3	3
6.909% due 08/25/2037 ~	32	36
7.000% due 08/25/2020 - 01/25/2048	1,806	2,026
7.375% due 05/25/2022	39	41
7.500% due 05/25/2020 - 07/25/2041	300	342
7.500% due 06/19/2041 ~	10	12
7.750% due 01/25/2022	11	12
7.800% due 10/25/2022	12	13
7.800% due 06/25/2026 ~	1	2
8.000% due 07/25/2021 - 03/01/2030	110	116
8.000% due 08/18/2027 (a)	1	0
8.005% due 10/25/2043 •	38,757	51,323
8.500% due 09/25/2021 - 02/17/2027	63	73
9.000% due 05/25/2020 - 11/01/2025	40	40
9.000% due 06/25/2022 (a)	1	0
10.079% due 03/25/2039 ~	1	2
Fannie Mae, TBA
3.000% due 06/01/2040	557,333	582,433
FDIC Structured Sale Guaranteed Notes
1.489% due 11/29/2037 •	115	115
Federal Housing Administration
6.896% due 07/01/2020	71	71
7.430% due 10/01/2020 - 02/01/2024	160	161
Freddie Mac
0.200% due 09/25/2043 (a)	546,594	2

12	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.955% due 07/15/2034 •	$53	$53
1.005% due 02/15/2037 •	4	4
1.045% due 02/15/2037 •	12	12
1.055% due 12/15/2029 •	23	23
1.077% due 08/25/2031 •	161	161
1.105% due 06/15/2031 - 05/15/2041 •	1,451	1,439
1.155% due 11/15/2030 - 12/15/2031 •	26	26
1.205% due 06/15/2030 - 12/15/2032 •	51	52
1.236% due 08/25/2022 ~(a)	141,419	3,482
1.255% due 01/15/2042 •	114	113
1.285% due 05/15/2032 - 07/15/2037 •	2,385	2,376
1.375% due 08/15/2037 •	2,987	2,992
1.415% due 10/15/2037 •	1,227	1,227
1.425% due 05/15/2037 •	841	847
1.435% due 05/15/2040 •	16	16
1.455% due 08/15/2036 •	21	21
1.456% due 06/25/2020 ~(a)	8,441	0
1.555% due 11/15/2039 •	15	15
1.947% due 05/25/2043 •	3,824	3,893
2.095% due 11/15/2042 •	11,358	11,344
2.136% due 06/15/2039 ~(a)	7,779	398
2.202% due 12/01/2026 •	53	53
2.215% due 09/25/2022 •	15,196	15,055
2.267% due 10/15/2041 ~(a)	4,124	221
2.336% due 11/15/2038 ~(a)	22,312	1,305
2.373% due 05/15/2038 •(a)	1,403	65
2.700% due 08/01/2023 (n)	99,505	104,220
2.875% due 04/25/2026	13,600	15,209
2.910% due 10/25/2023 •	21	21
2.939% due 04/25/2029	2,600	2,964
3.000% due 03/01/2027	12	13
3.000% due 08/15/2027 (a)	7,150	436
3.180% due 01/01/2022 •	5	5
3.189% due 02/25/2045 •	8,858	8,678
3.340% due 10/25/2023 •	103	106
3.366% due 07/25/2044 •	1,457	1,532
3.375% due 05/01/2023 •	1	1
3.445% due 02/01/2037 •	2	2
3.500% due 05/01/2023 •	7	7
3.500% due 12/01/2025 - 12/01/2048	35,800	38,422
3.500% due 11/01/2046 - 06/01/2047 (n)	46,915	50,206
3.548% due 05/01/2037 •	90	91
3.625% due 03/01/2035 - 02/01/2038 •	21	21
3.631% due 10/01/2035 •	2,673	2,706
3.640% due 10/01/2035 •	99	100
3.682% due 10/01/2035 •	750	758
3.685% due 11/01/2035 - 04/01/2036 •	304	306
3.698% due 10/01/2023 •	12	12
3.733% due 03/01/2024 •	3	3
3.745% due 11/01/2035 •	1,136	1,155
3.752% due 09/01/2035 •	15	15
3.793% due 01/01/2037 •	16	16
3.815% due 09/01/2035 •	5	5
3.828% due 02/01/2037 •	3	3
3.831% due 10/01/2035 •	1,281	1,303
3.875% due 04/01/2023 •	1	1
3.877% due 10/01/2022 •	7	7
3.890% due 11/01/2026 •	53	53
3.935% due 01/01/2034 •	855	869
3.937% due 10/01/2035 •	70	71
3.940% due 03/01/2036 •	72	73
3.959% due 10/01/2035 •	2,318	2,351
3.970% due 11/01/2023 •	24	24
3.985% due 09/01/2035 •	1,116	1,131
3.990% due 11/01/2023 •	1	1
3.997% due 01/01/2024 •	1	1
4.000% due 10/01/2025 - 09/01/2048	48,964	54,458

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.000% due 08/01/2047 - 10/01/2048 (n)	$384,411	$411,244
4.007% due 08/15/2032 ~	127	128
4.008% due 11/01/2035 •	1,886	1,909
4.015% due 07/01/2025 •	23	24
4.021% due 09/01/2035 •	41	42
4.025% due 07/01/2023 •	17	17
4.026% due 04/01/2029 •	23	24
4.091% due 10/01/2023 •	26	27
4.117% due 10/01/2023 •	18	19
4.123% due 11/01/2028 •	110	110
4.125% due 12/01/2023 •	26	26
4.134% due 01/25/2036 ~	2,446	2,519
4.144% due 05/01/2037 •	3	3
4.161% due 03/01/2036 •	21	21
4.172% due 07/01/2024 •	5	5
4.185% due 08/01/2023 •	106	106
4.200% due 05/01/2035 •	2,747	2,771
4.220% due 08/01/2035 •	203	205
4.222% due 05/01/2023 •	4	4
4.235% due 06/01/2024 •	24	24
4.240% due 10/01/2023 •	39	40
4.242% due 10/01/2024 •	7	7
4.243% due 10/01/2026 •	49	50
4.250% due 06/01/2022 - 04/01/2036 •	9	10
4.252% due 08/01/2035 •	5	5
4.253% due 09/01/2023 •	32	33
4.255% due 04/01/2029 •	2	2
4.288% due 04/01/2024 •	27	27
4.294% due 06/01/2037 •	4	4
4.295% due 06/01/2030 •	117	118
4.308% due 02/01/2025 •	2	2
4.310% due 05/01/2027 - 01/01/2028 •	9	9
4.339% due 02/01/2036 •	50	51
4.347% due 03/01/2035 •	175	176
4.354% due 08/01/2035 •	7	7
4.392% due 07/01/2023 •	4	5
4.405% due 07/01/2033 •	1	1
4.406% due 04/01/2025 •	1	1
4.411% due 07/01/2035 •	929	939
4.428% due 06/01/2033 •	66	67
4.435% due 09/01/2037 •	2	2
4.436% due 11/01/2034 •	109	111
4.460% due 07/01/2020 •	1	1
4.463% due 06/01/2022 •	7	7
4.497% due 03/01/2035 •	7	7
4.499% due 07/01/2035 •	1,350	1,375
4.500% due 07/15/2020 - 02/01/2046	71,071	77,333
4.500% due 08/01/2023 •	9	9
4.500% due 08/01/2048 - 11/01/2048 (n)	146,276	157,702
4.501% due 12/01/2035 •	62	62
4.517% due 08/01/2035 •	3,261	3,296
4.522% due 02/01/2026 •	102	103
4.534% due 06/01/2035 •	5,558	5,620
4.556% due 07/01/2036 •	1	1
4.569% due 08/01/2035 •	20	20
4.618% due 05/01/2037 •	9	9
4.621% due 07/01/2032 •	12	12
4.625% due 06/01/2024 •	43	43
4.648% due 08/01/2023 •	31	31
4.661% due 06/01/2022 •	35	35
4.716% due 10/01/2024 •	2	2
4.720% due 05/01/2023 •	2	2
4.730% due 09/01/2023 •	6	6
4.745% due 05/01/2036 •	55	56
4.754% due 08/01/2023 •	6	6
4.763% due 09/01/2023 •	33	33
4.771% due 07/01/2027 •	2	2
4.830% due 07/01/2030 •	114	115
5.000% due 04/01/2020 - 07/01/2040	5,325	6,070
5.003% due 10/01/2023 •	12	12

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.295% due 06/15/2042 - 08/15/2042 •(a)	$45,912	$7,881
5.500% due 04/01/2021 - 03/01/2038	3,565	4,109
5.545% due 02/15/2038 •(a)	307	54
5.595% due 05/15/2039 •(a)	294	62
5.745% due 03/15/2037 •(a)	220	44
5.795% due 08/15/2036 •(a)	135	27
5.805% due 12/15/2041 •(a)	13,328	2,676
5.875% due 09/15/2036 •(a)	191	40
5.945% due 11/15/2036 •(a)	7,108	1,518
5.950% due 06/15/2028	7,005	7,818
6.000% due 03/01/2021 - 10/15/2036	15,010	17,411
6.250% due 12/15/2028	115	129
6.500% due 11/01/2022 - 10/25/2043	34,017	39,786
7.000% due 11/15/2020 - 10/25/2043	8,286	10,178
7.000% due 09/15/2023 (a)	1	0
7.041% due 11/15/2033 •	307	339
7.500% due 02/01/2022 - 10/01/2036	2,169	2,506
7.645% due 05/01/2025	3,493	4,031
8.000% due 04/15/2021 - 06/01/2025	265	293
8.250% due 06/15/2022	11	12
8.393% due 09/15/2043 - 12/15/2043 •	21,045	27,121
8.500% due 06/15/2021 - 06/01/2030	70	74
8.750% due 12/15/2020	2	2
9.000% due 12/15/2020 - 07/01/2030	13	14
11.086% due 02/15/2041 •	9	17
18.189% due 05/15/2033 •	161	244
34.412% due 08/15/2037 •	520	1,122
Ginnie Mae
0.424% due 11/16/2043 ~(a)	57,638	938
1.931% due 05/20/2047 •	1,793	1,799
1.950% due 04/20/2063 - 05/20/2063 •	7,986	7,933
2.092% due 05/20/2065 •	8,035	7,939
2.122% due 02/20/2067 •	13,492	13,339
2.132% due 06/20/2067 •	3,690	3,636
2.162% due 01/20/2061 - 07/20/2063 •	8,199	8,127
2.194% due 06/20/2065 •	33,747	33,343
2.204% due 09/20/2065 •	25,861	25,537
2.212% due 05/20/2065 •	6,187	6,080
2.232% due 04/20/2062 - 06/20/2065 •	13,993	13,775
2.242% due 06/20/2065 •	5,183	5,093
2.262% due 03/20/2062 - 08/20/2065 •	19,044	18,788
2.282% due 08/20/2065 •	47,020	46,313
2.293% due 02/20/2060 •	1,482	1,492
2.322% due 12/20/2065 •	23,122	22,797
2.412% due 12/20/2065 - 08/20/2066 •	34,998	34,611
2.469% due 02/20/2060 •	23,860	24,197
2.500% due 03/15/2043 - 07/15/2043	211	222
2.512% due 04/20/2066 - 11/20/2066 •	32,695	32,449
2.582% due 07/20/2065 •	2,224	2,216
2.662% due 01/20/2066 - 03/20/2066 •	48,299	48,238
2.675% due 11/20/2067 •	4,190	4,200
2.712% due 02/20/2066 •	34,526	35,190
2.812% due 03/20/2066 •	11,463	11,515
3.125% (H15T1Y + 1.500%) due 11/20/2021 - 10/20/2026 ~	2,492	2,538
3.125% due 11/20/2024 - 10/20/2038 •	2,105	2,158

See Accompanying Notes	13

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.250% (H15T1Y + 1.500%) due 08/20/2020 - 09/20/2026 ~	$2,940	$3,003
3.250% due 08/20/2024 - 07/20/2034 •	2,242	2,298
3.487% due 06/20/2067 •	18,055	18,050
3.500% due 10/15/2041 - 01/20/2050	87,093	92,778
3.500% due 12/20/2049 (n)	607,209	641,589
3.629% due 04/20/2067 •	12,100	12,087
3.875% (H15T1Y + 1.500%) due 06/20/2021 - 06/20/2026 ~	2,282	2,322
3.875% due 05/20/2024 - 06/20/2041 •	4,481	4,614
3.950% due 07/15/2025	57	59
4.000% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2026 ~	1,962	1,997
4.000% due 02/20/2025 - 02/20/2034 •	3,259	3,330
4.000% due 05/20/2041 - 08/20/2049	963,470	1,008,792
4.000% due 06/20/2047 - 09/20/2049 (n)	608,060	650,675
4.500% (H15T1Y + 2.000%) due 01/20/2025 ~	4	4
4.500% due 08/15/2033 - 09/20/2049	627,651	669,423
4.500% due 06/20/2048 - 02/20/2049 (n)	1,398,014	1,492,278
4.750% due 07/20/2035	973	1,094
5.000% due 07/15/2033 - 09/20/2049	460,400	493,675
5.000% due 02/20/2049 (n)	833,900	893,958
5.500% due 03/20/2033 - 03/16/2034	992	1,127
5.895% due 07/16/2031 - 08/16/2033 •(a)	720	73
6.000% due 04/15/2028 - 12/20/2041	3,515	3,752
6.500% due 11/15/2023 - 09/20/2038	267	299
6.750% due 10/16/2040 ~	410	438
7.000% due 12/15/2022 - 10/15/2034	253	291
7.500% due 02/15/2022 - 02/15/2035	176	201
7.750% due 08/20/2025 - 12/15/2040	1,361	1,376
8.000% due 04/20/2022 - 10/20/2031	221	244
8.500% due 05/15/2023 - 04/15/2031	156	173
9.000% due 04/15/2021 - 12/15/2030	59	62
9.500% due 05/20/2020 - 12/15/2026	4	3
Ginnie Mae, TBA
3.000% due 06/01/2040 - 05/01/2050	411,350	434,612
3.500% due 04/01/2050 - 05/01/2050	1,868,900	1,968,376
4.000% due 04/01/2050 - 05/01/2050	6,726,232	7,148,197
4.500% due 04/01/2050 - 05/01/2050	573,020	608,341
5.000% due 04/01/2050 - 05/01/2050	309,720	329,378

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Small Business Administration
2.500% (PRIME - 2.250%) due 03/25/2025 - 05/25/2025 ~	$9	$9
4.340% due 03/01/2024	14	15
4.350% due 07/01/2023	30	31
4.625% due 02/01/2025	100	105
4.770% due 04/01/2024	65	68
4.840% due 02/01/2023	25	26
4.870% due 12/01/2024	116	122
4.890% due 12/01/2023	63	65
4.930% due 01/01/2024	96	101
4.950% due 03/01/2025	140	147
5.110% due 08/01/2025	37	39
5.130% due 09/01/2023	293	306
5.190% due 07/01/2024	14	15
5.240% due 08/01/2023	28	29
5.310% due 05/01/2027	38	41
5.320% due 04/01/2027	52	56
5.340% due 11/01/2021	157	159
5.510% due 11/01/2027	68	74
5.520% due 06/01/2024	343	362
5.600% due 09/01/2028	202	221
5.780% due 08/01/2027	7	7
5.820% due 07/01/2027	326	352
5.870% due 07/01/2028	101	111
6.020% due 08/01/2028	88	97
6.070% due 07/01/2026	90	97
6.290% due 01/01/2021	11	11
6.340% due 03/01/2021	48	49
6.440% due 02/01/2021	27	27
6.900% due 12/01/2020	17	17
7.630% due 06/01/2020	16	16
Uniform Mortgage-Backed Security
3.000% due 09/01/2027 - 09/01/2049	229,317	242,217
3.500% due 07/01/2023 - 08/01/2049	50,091	53,205
4.000% due 02/01/2024 - 08/01/2049	1,499,965	1,613,214
4.000% due 06/01/2044 - 11/01/2048 (n)	1,495,320	1,602,544
4.500% due 02/01/2023 - 10/01/2048	117,569	126,883
4.500% due 08/01/2044 - 08/01/2048 (n)	31,107	33,786
5.000% due 01/01/2022 - 02/01/2045	12,440	13,613
5.500% due 09/01/2020 - 06/01/2049	113,627	124,865
6.000% due 06/01/2021 - 02/01/2041	98,736	111,894
6.000% due 10/01/2040 (n)	17,225	19,876
6.250% due 07/01/2024	1	1
6.500% due 07/01/2021 - 06/01/2039	2,229	2,638
7.500% due 12/01/2022 - 10/01/2031	23	25
8.000% due 01/01/2022 - 08/01/2032	2,283	2,690
8.500% due 05/01/2021 - 07/01/2037	651	741
9.000% due 08/01/2025 - 11/01/2025	3	4
9.500% due 10/01/2020 - 03/01/2026	12	12
Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2050 - 06/01/2050	2,755,562	2,848,262
3.000% due 04/01/2035 - 05/01/2050	5,660,837	5,929,567

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.500% due 04/01/2035 - 05/01/2050	$2,663,450	$2,809,815
4.000% due 04/01/2050 - 05/01/2050	4,470,600	4,773,460
4.500% due 04/01/2035 - 04/01/2050	452,905	487,298
5.500% due 04/01/2050	271,000	296,787
6.000% due 04/01/2050	70,500	78,090
Vendee Mortgage Trust
0.000% due 06/15/2023 ~(a)	2,078	0
6.207% due 01/15/2030 ~	543	647
6.500% due 09/15/2024	1,858	2,055

Total U.S. Government Agencies (Cost $40,175,455)		41,131,457

U.S. TREASURY OBLIGATIONS 18.2%
U.S. Treasury Bonds
2.000% due 02/15/2050 (n)(r)	667,960	776,177
2.750% due 11/15/2042 (n)	764,500	987,848
2.875% due 05/15/2043 (n)	412,260	543,378
2.875% due 08/15/2045 (n)	321,230	429,607
2.875% due 05/15/2049 (n)(r)	325,100	444,054
3.000% due 05/15/2042 (r)	41,700	55,995
3.000% due 11/15/2044 (r)	56,000	75,832
3.000% due 05/15/2045 (n)(r)	1,092,750	1,486,738
3.000% due 11/15/2045 (n)(r)	80,700	110,439
3.125% due 02/15/2043 (n)(r)	79,700	109,027
3.125% due 08/15/2044 (n)	194,200	267,776
3.375% due 05/15/2044 (n)(r)	163,600	233,935
3.625% due 08/15/2043 (n)(r)	123,200	181,701
3.625% due 02/15/2044 (n)	257,460	381,021
U.S. Treasury Inflation Protected Securities (i)
0.125% due 04/15/2021 (p)	374,056	366,458
0.125% due 04/15/2022 (p)	201,094	198,250
0.125% due 07/15/2022 (p)	42,735	42,334
0.125% due 07/15/2026 (p)	48,962	49,437
0.250% due 01/15/2025 (p)	17,740	17,903
0.250% due 07/15/2029	315,929	328,434
0.375% due 07/15/2023 (p)	21,503	21,634
0.375% due 07/15/2025 (p)	97,805	99,808
0.375% due 01/15/2027 (n)(p)	317,738	325,495
0.375% due 07/15/2027 (p)	199,291	205,198
0.625% due 04/15/2023 (p)	68,568	69,097
0.625% due 01/15/2024 (p)	83,242	84,629
0.625% due 01/15/2026 (n)	628,501	649,523
0.750% due 07/15/2028 (n)(p)	754,470	807,953
0.750% due 02/15/2042	122,143	136,897
0.750% due 02/15/2045	18,950	21,682
0.875% due 01/15/2029 (n)	1,136,994	1,236,758
0.875% due 02/15/2047 (p)	172,688	205,721
1.000% due 02/15/2046	92,683	112,711
1.000% due 02/15/2048	305,195	376,275
1.375% due 02/15/2044	160,357	205,899
1.750% due 01/15/2028 (p)	492	561
2.125% due 02/15/2040	29,835	41,745
2.125% due 02/15/2041	23,557	32,824
2.375% due 01/15/2025 (p)	34,210	37,948
2.500% due 01/15/2029 (p)	3,448	4,235
U.S. Treasury Notes
1.750% due 06/30/2024 (n)(p)(r)	402,300	426,124

Total U.S. Treasury Obligations (Cost $11,157,694)		12,189,061

14	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NON-AGENCY MORTGAGE-BACKED SECURITIES 10.1%
Adjustable Rate Mortgage Trust
1.067% due 08/25/2036 •		$4,775	$2,294
1.487% due 11/25/2035 •		16	13
2.097% due 03/25/2035 •		3,757	3,198
3.545% due 01/25/2036 ^~		1,967	1,701
3.679% due 09/25/2035 ~		1,419	1,062
3.760% due 03/25/2035 ~		1,062	1,015
3.886% due 07/25/2035 ~		639	559
4.135% due 11/25/2035 ^~		278	222
4.155% due 01/25/2036 ~		1,596	1,399
4.171% due 03/25/2036 ^~		162	109
4.262% due 08/25/2035 ~		555	500
4.342% due 10/25/2035 ^~		2,766	2,448
4.402% due 09/25/2035 ^~		133	115
4.628% due 07/25/2035 ~		1,105	1,007
4.664% due 11/25/2035 ^~		1,359	1,170
Aggregator of Loans Backed by Assets PLC
1.483% due 04/24/2049	GBP	328	404
American Home Mortgage Assets Trust
3.260% due 11/25/2035 ^~		$4,675	3,843
American Home Mortgage Investment Trust
3.033% due 09/25/2045 •		934	895
3.037% due 02/25/2044 •		22	21
3.283% due 12/25/2035 •		1,400	728
3.283% due 11/25/2045 ^•		4,817	3,145
3.322% due 10/25/2034 •		91	91
3.533% due 02/25/2045 •		19	19
Ashford Hospitality Trust
1.705% due 05/15/2035 •		50,900	40,473
Banc of America Alternative Loan Trust
6.000% due 11/25/2035 ^		618	589
6.000% due 07/25/2046 ^		1,219	1,086
Banc of America Funding Trust
0.963% due 10/20/2036 •		10,575	8,296
0.963% due 10/20/2046 ^•		1,530	1,268
1.047% due 04/25/2037 ^•		216	171
1.073% due 02/20/2035 •		213	212
1.157% due 04/25/2037 ^•		1,834	1,471
1.347% due 05/25/2037 ^•		3,708	2,935
1.353% due 05/20/2035 ^•		441	356
3.747% due 03/20/2036 ~		148	124
3.809% due 10/20/2046 ^~		2,215	1,744
3.854% due 02/20/2036 ^~		2,192	1,821
3.927% due 03/20/2036 ~		478	400
3.927% due 05/20/2036 ^~		744	601
3.956% due 09/20/2047 ^~		2,427	1,821
3.975% due 10/20/2046 ^~		1,394	1,020
4.071% due 11/20/2035 ^~		1,231	1,051
4.083% due 09/20/2046 ^~		1,624	1,383
4.112% due 04/20/2036 ^~		2,049	1,601
4.184% due 01/20/2047 ^~		62	55
4.262% due 11/20/2034 ~		2,328	2,084
4.411% due 05/25/2035 ~		26	25
4.436% due 03/20/2035 ~		70	70
4.717% due 09/20/2034 ~		108	95
5.500% due 09/25/2034		2,154	2,006
5.750% due 10/25/2035		1,491	1,329
5.750% due 09/25/2036		1,212	1,136
5.753% due 10/25/2036 ^þ		436	408
5.837% due 01/25/2037 ^þ		397	373
5.888% due 04/25/2037 ^þ		1,279	1,175
6.000% due 09/25/2036		2,278	2,231
6.000% due 09/25/2036 ^		154	142
6.000% due 09/25/2036 •		183	167
6.000% due 03/25/2037 ^		6,288	5,279
6.000% due 08/25/2037 ^		5,856	5,173
Banc of America Mortgage Trust
3.676% due 02/25/2035 ~		820	744

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.897% due 11/25/2035 ^~	$299	$265
3.897% due 01/25/2036 ~	1,645	1,346
3.995% due 02/25/2035 ~	220	193
4.244% due 08/25/2035 ^~	3,234	2,867
4.296% due 07/25/2035 ~	896	702
4.441% due 07/25/2035 ^~	472	415
4.586% due 09/25/2033 ~	443	392
4.668% due 07/25/2034 ~	75	66
4.744% due 07/25/2035 ~	177	149
4.799% due 07/20/2032 ~	86	78
4.805% due 05/25/2034 ~	199	186
5.213% due 05/25/2033 ~	245	226
5.500% due 05/25/2037 ^	321	253
6.000% due 07/25/2046 ^•	740	697
6.500% due 10/25/2031	23	24
BANK
3.071% due 08/15/2061	3,200	3,396
Barclays Commercial Mortgage Securities Trust
3.323% due 09/10/2028	17,560	17,522
Bayview Commercial Asset Trust
1.377% due 08/25/2034 •	152	140
BCAP LLC Trust
1.157% due 05/25/2047 •	63	53
1.167% due 05/25/2047 ^•	7,931	6,534
1.767% due 11/26/2036 •	1,869	1,809
1.787% due 11/26/2036 •	14,300	13,459
2.047% due 07/26/2036 ~	1,193	1,152
2.793% due 01/26/2047 •	7,952	6,761
2.893% due 11/26/2046 •	1,738	1,709
3.605% due 03/26/2037 ~	2,051	1,610
3.777% due 02/26/2036 ~	770	760
3.832% due 01/26/2034 ~	75	75
3.894% due 08/26/2036 ~	11,015	9,373
3.980% due 05/26/2036 ~	5,028	3,737
4.034% due 07/26/2036 ~	4,352	4,042
4.261% due 03/26/2037 ~	425	410
4.844% due 03/26/2037 þ	13,577	13,200
5.000% due 01/26/2021 ~	622	620
5.250% due 06/26/2036	36,798	20,833
5.250% due 04/26/2037	18,582	13,866
5.250% due 04/26/2037 ~	5,075	4,341
5.250% due 06/26/2037	2,242	2,066
5.500% due 11/25/2034 ^	3,331	3,067
6.000% due 10/26/2037 ~	3,038	2,474
Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	866	775
3.120% due 05/25/2034 ~	6	4
3.677% due 02/25/2036 ^~	4,954	4,469
3.724% due 01/25/2035 ~	58	52
3.743% due 03/25/2035 ~	113	113
3.755% due 02/25/2033 ~	23	19
3.759% due 03/25/2035 ~	1,649	1,429
3.840% due 02/25/2036 •	2,035	1,918
3.914% due 09/25/2034 ~	744	663
3.948% due 11/25/2034 ~	1,592	1,421
3.954% due 04/25/2034 ~	832	727
3.969% due 06/25/2035 ^~	338	292
3.973% due 08/25/2033 ~	8	7
3.995% due 02/25/2034 ~	397	381
4.000% due 01/25/2034 ~	18	15
4.000% due 04/25/2034 ~	1	0
4.016% due 04/25/2033 ~	25	24
4.030% due 08/25/2035 ~	635	548
4.088% due 04/25/2033 ~	676	635
4.093% due 05/25/2047 ^~	12,247	10,734
4.103% due 01/25/2034 ~	1,172	1,130
4.138% due 02/25/2047 ~	2,039	1,738
4.189% due 02/25/2036 ^~	418	381
4.246% due 08/25/2035 ^~	4,633	4,054

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.250% due 10/25/2034 ~	$21	$17
4.260% due 04/25/2033 ~	257	230
4.262% due 01/25/2034 ~	834	784
4.270% due 10/25/2035 •	6,500	6,116
4.293% due 05/25/2033 ~	293	268
4.321% due 07/25/2034 ~	89	74
4.343% due 07/25/2034 ~	101	98
4.375% due 01/25/2035 ~	325	271
4.547% due 10/25/2035 ~	16,312	15,249
Bear Stearns ALT-A Trust
1.107% due 02/25/2034 •	1,538	1,351
1.147% due 02/25/2034 •	21	18
1.267% due 08/25/2036 ^•	8,168	9,069
1.267% due 01/25/2047 ^•	3,144	2,418
1.287% due 08/25/2036 ^•	2,909	2,217
1.387% due 04/25/2035 •	323	321
1.427% due 02/25/2036 •	1,435	1,308
1.647% due 09/25/2034 •	72	72
2.767% due 02/25/2034 ~	114	93
3.568% due 04/25/2035 ~	4	4
3.581% due 03/25/2036 ^~	3,130	2,506
3.596% due 01/25/2036 ^~	6,897	6,568
3.661% due 02/25/2036 ^~	921	721
3.666% due 01/25/2035 ~	1,996	1,311
3.714% due 03/25/2036 ~	10,212	6,487
3.716% due 08/25/2036 ^~	4,419	3,732
3.775% due 03/25/2036 ^~	6,023	4,709
3.775% due 11/25/2036 ^~	2,098	1,582
3.806% due 11/25/2035 ^~	3,803	2,768
3.860% due 12/25/2033 ~	620	551
3.877% due 11/25/2036 ~	931	771
3.882% due 05/25/2035 ~	37,409	33,860
3.884% due 08/25/2036 ^~	53	32
3.958% due 09/25/2035 ^~	16,688	12,420
3.965% due 11/25/2036 ^~	4,461	3,559
3.970% due 02/25/2034 ~	1,311	1,244
4.022% due 09/25/2034 ~	385	337
4.023% due 05/25/2036 ^~	5,807	3,887
4.055% due 05/25/2036 ^~	6,213	3,959
4.189% due 05/25/2035 ~	97	96
4.216% due 12/25/2046 ^~	375	260
4.272% due 08/25/2034 ~	37	34
4.457% due 07/25/2035 ^~	7,613	5,638
4.544% due 10/25/2033 ~	14	12
Bear Stearns Mortgage Funding Trust
1.107% due 12/25/2046 •	24,692	20,695
Bear Stearns Mortgage Securities, Inc.
3.992% due 06/25/2030 ~	4	4
Bear Stearns Structured Products, Inc. Trust
2.207% due 12/26/2046 ^~	1,852	1,539
3.726% due 01/26/2036 ^~	1,715	1,383
BellaVista Mortgage Trust
1.000% due 05/20/2045 •	17	12
Chase Mortgage Finance Trust
3.564% due 01/25/2036 ^~	6,854	5,543
3.696% due 03/25/2037 ^~	2,993	2,622
3.789% due 03/25/2037 ^~	125	110
3.796% due 12/25/2035 ^~	4,258	3,747
3.796% due 12/25/2035 ~	7,294	6,418
3.803% due 12/25/2035 ^~	1,675	1,440
3.963% due 09/25/2036 ^~	423	338
4.218% due 02/25/2037 ~	1,961	1,827
4.227% due 02/25/2037 ~	215	203
4.300% due 09/25/2036 ^~	50	40
4.363% due 02/25/2037 ~	27	25
4.608% due 02/25/2037 ~	185	163
4.683% due 02/25/2037 ~	14	13
5.500% due 12/25/2022 ^	4,887	2,979
5.500% due 03/25/2037	27	18

See Accompanying Notes	15

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 11/25/2036 ^	$1,328	$873
6.000% due 02/25/2037 ^	719	448
6.000% due 03/25/2037 ^	714	515
ChaseFlex Trust
1.097% due 08/25/2037 •	6,066	5,950
1.287% due 08/25/2037 •	6,202	6,153
1.447% due 06/25/2035 •	2,024	669
4.173% due 08/25/2037 ^þ	984	872
5.000% due 07/25/2037 ^	1,513	1,124
6.000% due 02/25/2037 ^	1,539	937
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.097% due 01/25/2036 •	674	568
1.127% due 05/25/2036 •	785	639
1.127% due 07/25/2036 •	535	460
1.197% due 08/25/2035 •	295	269
Citicorp Mortgage Securities Trust
5.500% due 02/25/2026	21	21
5.500% due 04/25/2037	393	370
6.000% due 08/25/2036	644	619
6.000% due 04/25/2037	11,428	10,727
Citigroup Commercial Mortgage Trust
1.805% due 07/15/2030 •	3,631	3,461
Citigroup Global Markets Mortgage Securities, Inc.
1.447% due 05/25/2032 •	45	44
7.000% due 06/25/2033 þ	2	2
Citigroup Mortgage Loan Trust
0.000% due 02/25/2058 ~(a)	59,919	216
0.000% due 02/25/2058 ~	43	32
0.000% due 09/25/2064 ~	29	29
0.110% due 02/25/2058 ~(a)	27,985	172
0.350% due 02/25/2058 ~(a)	16,540	400
1.017% due 01/25/2037 •	398	328
1.747% due 08/25/2035 ^•	1,729	1,487
3.105% due 10/25/2046 ^~	2,437	1,931
3.500% due 02/25/2058 ~	14,276	9,084
3.605% due 03/25/2037 ^~	1,403	1,092
3.852% due 08/25/2035 ~	3,582	2,494
3.855% due 04/25/2037 ^~	1,308	1,009
4.111% due 07/25/2046 ^~	2,043	1,687
4.193% due 09/25/2064 ~	45,826	42,253
4.380% due 10/25/2035 •	5,792	5,219
4.440% due 08/25/2035 ~	8,104	7,091
6.250% due 11/25/2037 ~	3,034	2,093
Citigroup Mortgage Loan Trust, Inc.
3.559% due 12/25/2035 ^~	1,400	910
3.843% due 05/25/2035 ~	670	623
3.898% due 02/25/2034 ~	593	564
4.200% due 09/25/2035 •	763	665
5.500% due 11/25/2035 ^	1,453	1,379
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.886% due 09/25/2035 ~	13,645	10,522
CitiMortgage Alternative Loan Trust
6.000% due 09/25/2036	338	293
6.000% due 06/25/2037 ^	827	745
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	2	2
Commercial Mortgage Trust
3.142% due 02/10/2048	3,999	4,105
Community Program Loan Trust
4.500% due 04/01/2029	2,599	2,563
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,163	903
6.000% due 08/25/2037 ^~	2,691	1,866
Countrywide Alternative Loan Trust
0.963% due 09/20/2046 •	2,103	1,740
1.003% due 07/20/2035 •	32	28
1.117% due 11/25/2036 •	760	743
1.117% due 01/25/2037 ^•	202	196

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.117% due 06/25/2046 •	$302	$295
1.127% due 11/25/2036 •	15,110	13,496
1.137% due 07/25/2046 ^•	1,322	1,155
1.137% due 09/25/2046 ^•	8,805	7,428
1.147% due 04/25/2047 •	4,474	3,606
1.157% due 05/25/2035 •	106	87
1.157% due 07/25/2046 ^•	184	146
1.197% due 09/25/2046 ^•	909	497
1.197% due 10/25/2046 ^•	134	85
1.207% due 07/25/2036 •	19,354	14,283
1.207% due 07/25/2046 ^•	473	255
1.227% due 12/25/2035 •	22	19
1.237% due 11/25/2035 •	878	602
1.237% due 02/25/2036 ^•	1,564	1,168
1.277% due 09/25/2035 •	776	536
1.297% due 05/25/2036 ^•	2,820	1,174
1.297% due 08/25/2036 ^•	1,450	688
1.297% due 05/25/2037 ^•	160	56
1.373% due 11/20/2035 •	16	13
1.447% due 04/25/2036 •	7,093	2,637
1.467% due 12/25/2035 •	719	598
1.487% due 01/25/2036 •	454	383
1.497% due 08/25/2034 •	15	13
1.497% due 10/25/2036 ^•	2,499	1,122
1.527% due 06/25/2034 •	1,705	1,529
1.627% due 10/25/2035 •	2,229	1,456
1.647% due 10/25/2035 ^•	1,081	678
1.717% due 11/25/2035 •	238	192
1.747% due 12/25/2035 ^•	1,548	1,277
1.997% due 06/25/2034 •	8,402	6,748
2.047% due 02/25/2036 ^•	3,363	2,612
2.247% due 10/25/2035 ^•	13,973	9,140
2.966% due 12/25/2035 •	305	259
2.966% due 02/25/2036 •	402	333
3.066% due 08/25/2035 ^•	52	38
3.346% due 11/25/2047 ^•	4,108	3,255
3.380% due 10/25/2035 ^~	287	223
3.446% due 01/25/2036 •	37	31
3.676% due 11/25/2035 ^~	739	638
3.832% due 02/25/2037 ^~	12,183	10,497
5.250% due 06/25/2035 ^	445	391
5.500% due 07/25/2035 ^	1,973	1,435
5.500% due 11/25/2035	1,954	1,402
5.500% due 11/25/2035 ^	4,180	3,234
5.500% due 12/25/2035 ^	1,412	1,096
5.500% due 02/25/2036 ^	1,289	1,029
5.750% due 03/25/2037 ^•	750	572
5.750% due 07/25/2037 ^	149	118
6.000% due 10/25/2033	277	267
6.000% due 03/25/2035 ^	171	113
6.000% due 04/25/2036 ^	1,075	670
6.000% due 05/25/2036 ^	1,153	800
6.000% due 06/25/2036 ^	765	545
6.000% due 08/25/2036 ^•	1,194	948
6.000% due 08/25/2036 ^	2,482	1,949
6.000% due 11/25/2036 ^	63	47
6.000% due 02/25/2037 ^	6,331	3,791
6.000% due 02/25/2037	353	261
6.000% due 03/25/2037 ^	1,626	996
6.000% due 04/25/2037 ^	3,550	2,439
6.000% due 05/25/2037 ^	331	166
6.000% due 08/25/2037 ^	489	415
6.250% due 12/25/2033	24	24
6.250% due 11/25/2036 ^	493	399
6.250% due 08/25/2037 ^	2,380	1,772
6.500% due 05/25/2036 ^	2,178	1,561
6.500% due 09/25/2036	1,063	808
6.500% due 08/25/2037 ^	7,537	4,644

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.500% due 09/25/2037 ^	$1,706	$998
17.197% due 07/25/2035 •	878	1,103
Countrywide Home Loan Mortgage Pass-Through Trust
1.287% due 03/25/2036 •	329	156
1.297% due 02/25/2036 ^•	50	13
1.487% due 03/25/2035 •	380	336
1.527% due 04/25/2035 •	137	123
1.587% due 03/25/2035 •	140	116
1.607% due 02/25/2035 •	645	551
1.627% due 02/25/2035 •	133	110
1.707% due 09/25/2034 •	47	41
2.786% due 04/25/2035 ^~	83	60
2.926% due 04/25/2046 ^•	6,292	2,630
3.358% due 04/25/2035 ^~	894	685
3.391% due 10/25/2035 ^~	2,131	1,584
3.414% due 03/25/2037 ^~	547	445
3.419% due 02/25/2047 ^~	525	432
3.433% due 05/20/2036 ^~	1,016	913
3.467% due 10/20/2035 ~	347	290
3.493% due 04/20/2036 ^~	983	800
3.500% due 02/20/2036 ^~	108	89
3.592% due 11/20/2034 ~	2,238	2,005
3.601% due 06/19/2031 ~	36	32
3.625% due 07/19/2031 ~	17	16
3.711% due 02/20/2036 ^•	5,866	4,638
3.755% due 07/25/2034 ~	664	604
3.785% due 08/25/2034 ^~	1	1
3.785% due 08/25/2034 ~	41	38
3.792% due 09/25/2047 ^~	1,294	1,088
3.793% due 02/20/2036 ^•	16	14
3.817% due 11/25/2037 ~	3,756	2,994
3.826% due 11/25/2034 ~	2,706	2,450
3.850% due 04/20/2035 ~	194	167
3.851% due 06/20/2034 ~	320	282
3.866% due 02/25/2034 ~	18	16
3.866% due 07/20/2034 ~	193	166
3.902% due 05/20/2036 ^~	9,764	8,099
3.921% due 11/20/2034 ~	123	107
3.939% due 02/20/2036 ^•	85	75
4.012% due 12/19/2033 ~	18	16
4.107% due 08/25/2034 ^~	496	488
4.292% due 10/25/2033 •	947	905
4.500% due 09/25/2035	1,082	977
4.692% due 08/25/2034 ^~	969	815
5.000% due 09/25/2035 ^	32	27
5.500% due 01/25/2035	353	363
5.500% due 09/25/2035 ^	963	894
5.500% due 10/25/2035 ^	2,250	1,831
5.500% due 11/25/2035 ^	1,014	817
5.750% due 12/25/2035 ^	1,690	1,323
5.750% due 02/25/2037 ^	1,313	958
5.750% due 07/25/2037 ^	675	507
6.000% due 05/25/2036 ^	2,039	1,425
6.000% due 07/25/2036	4,698	3,533
6.000% due 12/25/2036 ^	126	86
6.000% due 02/25/2037 ^	7,475	6,846
6.000% due 02/25/2037	675	503
6.000% due 07/25/2037 ^	819	604
6.000% due 09/25/2037 ^	377	287
6.250% due 09/25/2036 ^	1,036	702
6.250% due 02/25/2038 ^	1,394	1,022
Countrywide Home Loan Reperforming REMIC Trust
1.287% due 06/25/2035 •	1,536	1,387
4.915% due 01/25/2034 ^~	308	287
6.500% due 11/25/2034 ^	479	462
7.500% due 11/25/2034	231	229
7.500% due 06/25/2035 ^	787	800
Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1

16	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.097% due 09/25/2034 ^•		$1,077	$1,010
2.383% due 03/25/2032 ~		287	242
3.989% due 09/25/2034 ~		455	451
5.219% due 06/25/2032 ~		16	15
5.500% due 09/25/2035		3,447	2,963
7.500% due 05/25/2032		53	55
7.500% due 12/25/2032		1	1
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
1.687% due 06/25/2034 •		206	197
3.488% due 10/25/2033 ~		41	37
3.800% due 07/25/2033 ~		1,115	1,017
4.189% due 05/25/2034 ~		1,214	1,146
5.500% due 10/25/2035		881	680
6.000% due 11/25/2035 ^		23	17
Credit Suisse Mortgage Capital Certificates
3.500% due 04/26/2038 ~		894	868
3.808% due 07/27/2037 ~		11,829	9,854
4.091% due 04/28/2037 ~		6,267	5,686
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~		1,124	457
5.837% due 04/25/2037 ~		19,183	7,100
5.863% due 02/25/2037 ^~		3,195	1,205
6.000% due 07/25/2036		1,037	761
6.000% due 04/25/2037 ^		1,150	736
7.000% due 08/25/2037 ^~		5,472	4,036
Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2057 (a)(g)		169	168
0.000% due 01/25/2058 (a)(g)		257	256
0.000% due 04/25/2058 (a)(g)		9	9
2.107% due 05/27/2037 •		1,915	1,873
3.118% due 07/25/2057 (a)		14,491	12,511
3.210% due 07/25/2057 ~		498,420	430,525
3.582% due 01/25/2058 ~		152,620	136,628
3.585% due 06/25/2048		703,293	679,411
3.860% due 04/25/2058 ~		416,282	412,661
4.288% due 06/01/2050 ~		1,056,863	1,028,770
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.047% due 08/25/2037 ^•		4,059	3,167
1.067% due 08/25/2036 ^•		3,223	2,614
1.127% due 06/25/2037 ^•		2,184	2,163
1.187% due 01/25/2047 •		3,916	2,735
1.277% due 02/25/2036 •		11,380	10,004
3.520% due 10/25/2035 ~		897	788
5.000% due 03/24/2049		3	3
5.500% due 12/25/2035 ^		911	814
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
1.047% due 10/25/2036 ^•		10	7
5.869% due 10/25/2036 ^þ		798	697
5.886% due 10/25/2036 ^þ		798	697
6.005% due 10/25/2036 ^~		604	528
6.300% due 07/25/2036 ^þ		754	648
Deutsche Mortgage & Asset Receiving Corp.
2.107% due 11/27/2036 •		3,853	3,617
Downey Savings & Loan Association Mortgage Loan Trust
0.930% due 04/19/2047 ^•		763	602
1.570% due 09/19/2044 •		71	60
4.158% due 07/19/2044 ~		20	17
EMF-NL Prime BV
0.407% due 04/17/2041 •	EUR	5,326	5,526
Eurosail PLC
1.107% due 10/17/2040 •		1,915	2,089
First Horizon Alternative Mortgage Securities Trust
1.317% due 02/25/2037 •		$21	10
3.466% due 08/25/2035 ^~		1,794	1,474
3.507% due 03/25/2035 ~		35	26

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.620% due 08/25/2034 ~		$234	$207
5.500% due 05/25/2035		2,053	1,720
6.000% due 07/25/2036 ^		1,663	1,161
6.250% due 08/25/2037 ^		588	393
First Horizon Mortgage Pass-Through Trust
1.217% due 02/25/2035 •		15	12
3.975% due 10/25/2036 ~		503	383
3.990% due 01/25/2037 ^~		30	23
4.019% due 11/25/2034 ~		926	820
4.031% due 11/25/2035 ^~		806	648
4.052% due 10/25/2035 ^~		3,720	3,358
4.133% due 11/25/2037 ^~		2,552	1,895
4.606% due 09/25/2035 ~		1,658	1,496
4.622% due 08/25/2035 ~		819	631
4.760% due 10/25/2035 ~		389	372
5.250% due 05/25/2021 ^		303	215
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		58	61
GMAC Mortgage Corp. Loan Trust
3.816% due 05/25/2035 ~		1,399	1,177
3.834% due 04/19/2036 ^~		2,716	2,346
4.503% due 06/19/2035 ~		145	120
Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	1,074	1,133
0.643% due 03/18/2039 •	GBP	31,287	37,116
0.673% due 06/18/2039 •		9,365	10,987
1.019% due 06/18/2039 •		$14,427	13,505
GreenPoint Mortgage Funding Trust
1.147% due 10/25/2046 ^•		539	411
1.217% due 04/25/2036 ^•		36	46
1.287% due 10/25/2046 ^•		676	357
1.387% due 06/25/2045 •		457	363
1.487% due 11/25/2045 •		316	235
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		18,300	18,006
GS Mortgage Securities Trust
1.942% due 11/10/2045 ~(a)		37,372	1,539
3.199% due 10/10/2031		8,510	8,417
GSC Capital Corp. Mortgage Trust
1.127% due 05/25/2036 ^•		157	132
GSMPS Mortgage Loan Trust
1.297% due 09/25/2035 •		4,629	3,719
7.500% due 06/25/2043		2,287	2,372
GSR Mortgage Loan Trust
1.247% due 07/25/2035 •		118	100
1.297% due 01/25/2034 •		30	28
2.930% due 03/25/2033 •		15	13
3.606% due 04/25/2036 ~		48	37
3.680% due 06/25/2034 ~		185	163
3.828% due 04/25/2035 ~		923	907
3.851% due 05/25/2035 ~		843	783
3.872% due 11/25/2035 ^~		2,085	1,454
3.909% due 03/25/2037 ^~		4,087	3,259
3.932% due 01/25/2036 ^~		96	88
3.974% due 05/25/2035 ~		19	17
3.976% due 04/25/2035 ~		216	189
4.040% due 04/25/2032 •		70	61
4.124% due 11/25/2035 ~		10,819	9,631
4.154% due 11/25/2035 ~		10	9
4.507% due 09/25/2035 ~		31	30
4.655% due 07/25/2035 ~		27	23
5.000% due 05/25/2036 ^		170	381
5.000% due 05/25/2037 ^		5	5
5.500% due 06/25/2035		1,831	1,852
5.500% due 06/25/2036 ^		865	845
6.000% due 08/25/2021 ^		23	24
6.000% due 03/25/2032		6	6
6.000% due 11/25/2035 ^		9,862	6,317
6.000% due 11/25/2035		919	625
6.000% due 02/25/2036 ^		4,263	2,983

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 01/25/2037 ^	$919	$798
6.000% due 03/25/2037 ^	25	20
6.000% due 07/25/2037 ^	225	183
6.250% due 09/25/2036 ^	491	444
6.500% due 09/25/2036 ^	2,823	1,918
HarborView Mortgage Loan Trust
0.950% due 09/19/2046 ^•	3,234	2,570
1.190% due 05/19/2035 •	9,121	8,509
1.310% due 06/19/2034 •	450	414
1.350% due 04/19/2034 •	570	481
1.390% due 01/19/2035 •	1,181	991
1.450% due 01/19/2035 •	1,825	1,537
1.470% due 01/19/2035 •	129	111
1.550% due 11/19/2034 •	206	164
1.947% due 10/25/2037 •	1,179	997
2.138% due 06/19/2035 •	1,321	1,230
2.834% due 06/19/2045 ^•	10,721	5,928
3.763% due 04/19/2034 ~	14	12
4.088% due 06/19/2036 ^~	2,969	1,901
4.154% due 06/19/2036 ^~	4,810	2,645
4.261% due 12/19/2035 ^~	1,125	969
4.293% due 07/19/2035 ^~	271	232
4.305% due 08/19/2036 ^~	514	480
Hilton USA Trust
2.828% due 11/05/2035	33,800	32,617
Holmes Master Issuer PLC
2.191% due 10/15/2054 •	29,571	29,482
HomeBanc Mortgage Trust
1.207% due 01/25/2036 •	1,243	1,155
1.687% due 12/25/2034 •	1,691	1,574
1.807% due 08/25/2029 •	870	781
3.371% due 04/25/2037 ^~	795	754
HSI Asset Securitization Corp. Trust
1.167% due 11/25/2035 •	12,918	10,368
Impac CMB Trust
1.687% due 11/25/2034 •	820	780
1.707% due 10/25/2033 •	12	11
1.727% due 10/25/2034 •	330	308
4.866% due 09/25/2034 þ	158	164
Impac Secured Assets CMN Owner Trust
4.554% due 07/25/2035 ~	598	470
IndyMac Adjustable Rate Mortgage Trust
3.528% due 01/25/2032 ~	103	91
3.699% due 01/25/2032 ~	56	47
4.447% due 08/25/2031 ~	275	245
IndyMac Mortgage Loan Trust
1.087% due 04/25/2037 •	1,185	1,169
1.127% due 02/25/2037 •	13,183	10,687
1.127% due 02/25/2037 ^•	2,269	1,886
1.147% due 11/25/2046 •	474	383
1.157% due 05/25/2046 •	90	75
1.247% due 11/25/2035 ^•	452	294
1.247% due 06/25/2037 ^•	956	484
1.407% due 04/25/2035 •	155	122
1.427% due 07/25/2035 •	1,420	1,211
1.587% due 07/25/2045 •	44	36
1.727% due 05/25/2034 •	3	3
1.747% due 11/25/2034 •	36	29
1.767% due 11/25/2034 ^•	986	732
3.088% due 01/25/2035 ~	80	72
3.098% due 06/25/2037 ~	5,833	3,544
3.266% due 06/25/2037 ^~	2,034	1,669
3.308% due 01/25/2036 ^~	295	252
3.404% due 05/25/2036 ~	2,399	1,886
3.406% due 10/25/2035 ~	359	278
3.421% due 04/25/2037 ~	5,505	4,494
3.444% due 04/25/2037 ^~	8,413	6,459
3.468% due 07/25/2037 ~	1,242	901
3.515% due 12/25/2035 ~	2,896	2,371

See Accompanying Notes	17

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.533% due 03/25/2036 ^~		$2,289	$1,797
3.558% due 09/25/2035 ^~		9,404	7,150
3.574% due 02/25/2035 ~		361	300
3.601% due 08/25/2035 ~		425	350
3.601% due 08/25/2035 ^~		366	298
3.609% due 01/25/2036 ^~		3,436	2,909
3.768% due 08/25/2035 ~		31	26
3.854% due 12/25/2034 ~		68	60
3.879% due 08/25/2036 ~		1,273	1,040
4.013% due 01/25/2036 ~		4,353	3,883
4.087% due 10/25/2034 ~		1,594	1,469
6.250% due 11/25/2037 ^		1,154	749
JPMorgan Alternative Loan Trust
1.087% due 03/25/2037 •		1,327	1,177
3.422% due 12/25/2036 ~		6,510	6,191
3.581% due 11/25/2036 ^~		329	328
3.929% due 05/25/2037 ^~		4,706	3,716
5.692% due 05/26/2037 ~		26,325	21,639
6.050% due 05/25/2036 þ		93	89
JPMorgan Chase Commercial Mortgage Securities Trust
1.705% due 06/15/2032 •		4,510	4,314
3.474% due 12/15/2049 ~		6,700	7,079
JPMorgan Mortgage Trust
3.598% due 07/27/2037 ~		8,354	8,188
3.650% due 02/25/2034 ~		251	230
3.659% due 11/25/2033 ~		6	5
3.666% due 04/25/2036 ~		2,542	2,251
3.666% due 04/25/2036 ^~		1,140	991
3.713% due 10/25/2035 ^~		492	387
3.729% due 04/25/2036 ^~		2,849	2,331
3.765% due 04/25/2037 ^~		325	266
3.836% due 06/25/2035 ~		1,644	1,574
3.845% due 10/25/2036 ~		92	73
3.866% due 05/25/2036 ~		2,480	2,243
3.914% due 11/25/2035 ^~		1,002	868
3.917% due 10/25/2035 ^~		1,243	1,011
3.923% due 11/25/2035 ^~		1,768	1,484
3.979% due 09/25/2035 ~		148	135
3.983% due 07/25/2035 ~		90	86
4.012% due 02/25/2036 ^~		9,746	7,961
4.048% due 10/25/2036 ^~		31	26
4.048% due 10/25/2036 ~		17,042	14,208
4.055% due 06/25/2035 ~		2,809	2,536
4.067% due 07/25/2035 ~		170	166
4.092% due 10/25/2035 ~		6,132	5,702
4.111% due 08/25/2036 ^~		2,069	1,696
4.119% due 10/25/2036 ^~		2,356	1,890
4.182% due 07/25/2035 ~		807	727
4.186% due 10/25/2035 ~		7,485	6,165
4.193% due 08/25/2035 ^~		1,301	1,197
4.208% due 06/25/2035 ~		283	229
4.208% due 08/25/2035 ~		2,482	2,283
4.222% due 07/25/2035 ~		3,737	3,396
4.285% due 07/25/2035 ~		1,054	940
4.285% due 02/25/2036 ^~		51	42
4.539% due 07/25/2035 ~		21	19
4.559% due 08/25/2035 ~		816	749
4.688% due 07/25/2035 ~		291	258
5.000% due 08/25/2020		46	44
5.141% due 04/25/2035 ~		85	83
5.500% due 03/25/2022 ^		40	38
5.500% due 07/25/2036 ^		685	541
5.750% due 01/25/2036 ^		22	15
6.500% due 07/25/2036 ^		3,404	2,149
6.500% due 08/25/2036 ^		508	316
Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	2	8,625
1.535% due 02/22/2045 •		113,673	132,624
2.250% due 02/22/2045		9,470	8,312
2.735% due 02/22/2045 •		29,232	31,463

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Lavender Trust
6.250% due 10/26/2036	$5,278	$3,883
Lehman Mortgage Trust
1.267% due 08/25/2036 ^•	5,538	3,951
1.597% due 06/25/2037 ^•	483	387
5.000% due 12/25/2035 ^	78	71
5.147% due 01/25/2036 ^~	2,829	2,721
5.361% due 12/25/2035 ~	4,063	1,714
5.500% due 01/25/2036	820	613
5.829% due 04/25/2036 ^~	750	623
6.000% due 07/25/2036 ^	5,170	3,576
Lehman XS Trust
1.067% due 07/25/2037 •	438	442
1.107% due 03/25/2047 ^•	1,163	1,235
1.137% due 11/25/2046 •	229	186
1.147% due 08/25/2046 ^•	1,088	933
1.147% due 08/25/2046 •	9,678	8,473
Luminent Mortgage Trust
1.107% due 11/25/2036 ^•	212	170
1.147% due 02/25/2046 •	61	46
1.187% due 04/25/2036 •	9,883	7,621
1.307% due 12/25/2036 ^•	3,257	2,625
MASTR Adjustable Rate Mortgages Trust
1.147% due 05/25/2047 •	369	399
1.157% due 04/25/2046 •	4,804	3,952
1.187% due 05/25/2037 •	893	481
1.547% due 05/25/2047 ^•	589	840
3.135% due 07/25/2035 ^~	571	487
3.553% due 03/25/2035 ~	329	276
3.593% due 12/25/2033 ~	24	21
3.672% due 12/25/2034 ~	2,317	2,017
3.763% due 05/25/2034 ~	105	91
3.804% due 12/25/2033 ~	64	62
4.507% due 10/25/2034 ~	1,330	1,139
4.985% due 10/25/2032 ~	105	93
MASTR Alternative Loan Trust
1.347% due 03/25/2036 ^•	6,874	518
MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	389	335
MASTR Reperforming Loan Trust
1.307% due 07/25/2035 ^•	2,974	1,385
7.000% due 08/25/2034	1,922	1,227
7.000% due 05/25/2035	544	478
MASTR Seasoned Securitization Trust
6.500% due 08/25/2032 ~	2,302	2,268
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.405% due 11/15/2031 •	1,514	1,411
1.445% due 09/15/2030 •	524	496
1.585% due 11/15/2031 •	29	27
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.565% due 08/15/2032 •	64	55
2.612% due 10/20/2029 •	1,135	1,019
Merrill Lynch Alternative Note Asset Trust
1.057% due 03/25/2037 •	878	334
1.247% due 03/25/2037 •	2,323	847
1.797% due 02/25/2037 •	103	102
3.852% due 06/25/2037 ^~	1,176	845
6.000% due 03/25/2037	1,121	299
Merrill Lynch Mortgage Investors Trust
1.197% due 11/25/2035 •	14	11
1.217% due 04/25/2035 •	89	89
1.473% due 04/25/2029 •	296	272
1.567% due 10/25/2028 •	35	32
1.607% due 06/25/2028 •	577	536
1.607% due 09/25/2029 •	39	36
1.607% due 11/25/2029 •	145	131
1.687% due 03/25/2028 •	22	20
1.693% due 11/25/2029 •	137	129
1.727% due 03/25/2028 •	9	8

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.335% due 10/25/2028 •		$26	$24
3.033% (US0006M + 1.500%) due 12/25/2032 ~		156	132
3.732% due 02/25/2035 ~		3,208	2,830
3.736% due 05/25/2033 ~		2,328	2,112
3.747% due 02/25/2033 ~		14	13
3.869% due 02/25/2034 ~		5	5
3.909% due 05/25/2036 ~		1,183	1,041
4.063% due 12/25/2035 ~		752	657
4.077% due 06/25/2037 ~		478	434
4.104% due 12/25/2035 ~		521	480
4.112% due 07/25/2035 ^~		282	246
4.157% due 12/25/2034 ~		23	22
4.266% due 09/25/2035 ^~		7,725	6,466
4.304% due 06/25/2035 ~		4,464	4,138
4.322% due 08/25/2034 ~		463	432
4.356% due 11/25/2035 •		2,428	2,226
4.547% due 09/25/2035 ~		2,063	1,808
4.870% due 05/25/2033 ~		9	8
Morgan Stanley Mortgage Loan Trust
1.207% due 03/25/2036 •		1,190	840
1.227% due 01/25/2036 •		9,663	6,374
1.237% due 12/25/2035 •		32	24
1.257% due 01/25/2035 •		4	4
1.267% due 01/25/2035 •		2,129	1,844
3.146% due 06/25/2037 ~		3,399	2,146
3.468% due 11/25/2037 ~		10,151	7,897
3.506% due 07/25/2035 ~		306	249
3.798% due 06/25/2036 ~		122	112
3.879% due 07/25/2035 ^~		6,335	5,267
3.888% due 07/25/2035 ^~		150	137
3.937% due 06/25/2036 ~		10,650	8,154
4.334% due 09/25/2035 ^~		1,907	1,043
5.701% due 02/25/2047 þ		1,695	956
6.000% due 02/25/2036 ^		354	347
6.000% due 10/25/2037 ^		1,568	1,107
MortgageIT Mortgage Loan Trust
1.177% due 04/25/2036 •		6,757	5,902
MortgageIT Trust
1.727% due 02/25/2035 •		385	357
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		599	571
New York Mortgage Trust
3.990% due 05/25/2036 ^~		6,165	5,671
Newgate Funding PLC
0.111% due 12/15/2050 •	EUR	62,837	62,274
0.761% due 12/01/2050 •	GBP	627	669
Nomura Asset Acceptance Corp. Alternative Loan Trust
1.947% due 05/25/2035 •		$2,903	2,094
3.322% due 10/25/2035 ~		61	55
4.030% due 02/25/2036 ^~		225	176
5.820% due 03/25/2047 þ		864	818
7.000% due 02/19/2030 ~		684	670
Paragon Mortgages PLC
0.965% due 10/15/2041 •	GBP	1,517	1,727
Prime Mortgage Trust
1.347% due 02/25/2034 •		$1,010	929
Proteus RMBS DAC
0.000% due 10/29/2054 «	EUR	481	6,843
0.000% due 10/29/2054		33,620	21,497
0.050% due 10/29/2054		20,861	22,844
0.052% due 10/29/2054		236,435	260,036
0.720% due 10/29/2054		15,172	16,582
1.355% due 10/29/2054		11,379	12,409
2.602% due 10/29/2054		9,482	10,272
Provident Funding Mortgage Loan Trust
3.974% due 04/25/2034 ~		$250	225
RAAC Trust
1.317% due 09/25/2034 •		235	227

18	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
RBSGC Mortgage Loan Trust
1.327% due 12/25/2034 •	$21,750	$17,221
RBSSP Resecuritization Trust
1.167% due 10/27/2036 •	2,522	2,161
1.867% due 08/27/2037 •	2,651	2,524
1.897% due 09/27/2037 •	9,301	6,156
1.957% due 02/27/2037 •	3,006	2,601
Regal Trust
2.535% due 09/29/2031 •	13	12
Residential Accredit Loans, Inc. Trust
1.077% due 02/25/2037 •	4,881	4,711
1.087% due 01/25/2037 •	4,477	4,146
1.097% due 02/25/2037 •	2,267	1,810
1.127% due 05/25/2036 •	12,502	10,471
1.127% due 09/25/2036 •	2,477	1,997
1.132% due 12/25/2036 •	32	26
1.137% due 07/25/2036 •	3,158	2,521
1.137% due 08/25/2036 ^•	5,373	4,660
1.137% due 09/25/2036 ^•	52	42
1.157% due 06/25/2037 •	1,748	1,348
1.217% due 02/25/2046 ^•	1,556	979
1.247% due 08/25/2035 •	368	291
1.277% due 03/25/2037 •	1,227	123
1.347% due 11/25/2036 ^•	1,429	896
3.326% due 09/25/2045 •	316	266
3.811% due 08/25/2035 ^~	1,528	797
4.233% due 04/25/2035 ~	1,124	889
5.013% due 09/25/2035 ^~	236	194
5.250% due 09/25/2020	649	639
5.282% due 02/25/2036 ^~	821	610
6.000% due 08/25/2036 ^	1,730	1,527
6.000% due 09/25/2036 ^	1,774	1,495
6.000% due 09/25/2036	1,552	1,308
6.000% due 11/25/2036 ^	1,904	1,641
6.000% due 01/25/2037 ^	10	8
6.250% due 03/25/2037 ^	1,438	1,153
6.500% due 07/25/2037 ^	486	437
6.500% due 09/25/2037 ^	1,817	1,631
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	167	176
Residential Asset Securitization Trust
5.000% due 05/25/2020	14	14
5.500% due 08/25/2034	80	81
5.500% due 06/25/2035 ^	461	338
5.750% due 02/25/2036 ^	675	413
6.000% due 04/25/2037 ^	278	218
6.000% due 05/25/2037 ^	154	111
6.000% due 07/25/2037 ^	1,165	618
6.250% due 08/25/2036	99	78
6.250% due 10/25/2036 ^	322	300
6.250% due 11/25/2036 ^	1,949	1,072
6.250% due 09/25/2037 ^	2,038	1,110
6.500% due 08/25/2036	1,362	605
6.500% due 09/25/2036 ^	1,292	766
Residential Funding Mortgage Securities, Inc. Trust
4.314% due 06/25/2035 ~	149	135
4.395% due 02/25/2036 ^~	1,912	1,586
4.403% due 02/25/2037 ~	2,771	2,052
4.422% due 11/25/2035 ^~	70	62
5.207% due 07/27/2037 ^~	6,949	5,580
5.500% due 12/25/2034	360	347
6.000% due 06/25/2036 ^	1,126	1,024
6.000% due 07/25/2036 ^	1,291	1,180
6.000% due 10/25/2036 ^	5,686	4,991
6.000% due 06/25/2037 ^	567	511
6.500% due 03/25/2032	72	75
RESIMAC Bastille Trust
2.227% due 12/05/2059 •	174	173

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Resloc UK PLC
0.707% due 12/15/2043 •	GBP	2,590	$2,686
RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,933	2,004
0.610% due 06/12/2044 •	GBP	28,014	32,123
Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	79,607	39,885
0.251% due 09/28/2055 •		760,878	830,072
0.401% due 09/28/2055 •		62,548	66,405
0.651% due 09/28/2055 •		42,646	44,570
1.000% due 09/28/2055 ~		15,864	8,575
1.151% due 09/28/2055 •		25,587	26,599
1.901% due 09/28/2055 •		42,646	43,358
Securitized Asset Sales, Inc.
3.987% due 11/26/2023 ~		$35	31
Sequoia Mortgage Trust
0.973% due 07/20/2036 •		40	35
0.983% due 06/20/2036 •		1,069	899
1.123% due 07/20/2033 •		124	106
1.433% due 06/20/2033 •		7	6
1.533% due 10/20/2027 •		31	28
1.573% due 10/20/2027 •		515	471
2.375% due 09/20/2033 •		202	178
2.475% due 05/20/2034 •		977	915
2.495% due 05/20/2034 •		313	281
3.395% due 01/20/2047 ^~		1,503	1,068
3.641% due 09/20/2046 ^~		3,108	2,232
3.905% due 01/20/2047 ^~		2,124	1,625
Structured Adjustable Rate Mortgage Loan Trust
0.490% (LIBOR01M + 0.300%) due 09/25/2034 ~		1,400	1,143
1.247% due 10/25/2035 •		629	599
1.247% due 08/25/2036 ^•		3,896	2,713
3.033% due 10/25/2037 ^•		614	505
3.366% due 01/25/2035 ^•		152	126
3.548% due 11/25/2035 ^~		266	216
3.557% due 01/25/2035 ~		364	324
3.761% due 02/25/2036 ^~		1,566	1,268
3.799% due 02/25/2036 ^~		2,093	1,399
3.833% due 09/25/2034 ~		8	8
3.849% due 05/25/2036 ^~		3,106	2,685
3.864% due 04/25/2036 ^~		3,348	2,370
3.872% due 02/25/2034 ~		667	607
3.888% due 12/25/2034 ~		31	28
3.895% due 12/25/2035 ~		2,399	2,066
3.952% due 03/25/2036 ^~		498	408
3.982% due 08/25/2035 ~		43	37
4.059% due 02/25/2036 ^~		2,356	2,064
4.099% due 09/25/2035 ~		900	809
4.286% due 05/25/2036 ^~		699	627
4.738% due 09/25/2034 ~		92	92
Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		2,894	2,486
1.137% due 06/25/2036 •		1,511	1,429
1.157% due 04/25/2036 •		624	606
1.157% due 05/25/2036 •		96	80
1.167% due 05/25/2046 •		10,484	5,087
1.177% due 02/25/2036 ^•		192	174
1.207% due 03/25/2037 •		1,796	1,030
1.207% due 05/25/2046 ^•		2	0
1.257% due 12/25/2035 ^•		2,282	1,967
1.287% due 03/25/2037 ^•		120	68
1.410% due 09/19/2032 •		1,343	1,232
1.450% due 01/19/2034 •		190	172
1.590% due 10/19/2033 •		348	298
3.366% due 12/25/2035 ^•		1,737	1,544
3.625% due 02/25/2036 ^•		9,902	8,667
6.112% due 06/25/2029 ~		12	11

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Structured Asset Securities Corp.
4.924% due 04/15/2027 ~		$9	$9
5.500% due 06/25/2035		1,165	1,170
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,755	1,355
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.807% due 07/25/2032 ~		24	20
3.832% due 01/25/2034 ~		1,466	1,393
3.927% due 03/25/2033 ~		746	712
4.017% due 07/25/2033 ~		23	22
4.150% due 11/25/2033 ~		89	78
5.180% due 06/25/2034 þ		113	109
SunTrust Adjustable Rate Mortgage Loan Trust
3.854% due 04/25/2037 ^~		460	357
3.969% due 02/25/2037 ^~		412	345
4.037% due 10/25/2037 ~		699	587
4.521% due 01/25/2037 ^~		3,155	2,678
SunTrust Alternative Loan Trust
1.597% due 12/25/2035 ^•		4,034	3,070
5.750% due 12/25/2035 ^		2,652	2,394
6.000% due 04/25/2036 ^		593	474
TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^þ		638	310
5.970% due 09/25/2036 ^þ		5,583	299
6.015% due 07/25/2037 þ		1,114	643
6.500% due 07/25/2036		4,733	1,970
Thornburg Mortgage Securities Trust
1.297% due 12/25/2033 •		401	367
2.187% due 06/25/2047 •		3	2
2.187% due 06/25/2047 ^•		28,480	23,511
2.237% due 03/25/2037 ^•		12,629	10,256
3.521% due 10/25/2043 ~		250	220
3.879% due 09/25/2047 ~		37,457	29,031
3.928% due 09/25/2037 ~		3,681	3,440
4.361% due 10/25/2046 •		71,395	63,674
4.426% due 07/25/2036 •		53,281	45,745
Trinity Square PLC
1.875% due 07/15/2051 •	GBP	8,536	10,425
Wachovia Mortgage Loan Trust LLC
4.042% due 08/20/2035 ^~		$1,831	1,671
4.114% due 08/20/2035 ^~		354	350
4.260% due 10/20/2035 ~		430	364
4.261% due 03/20/2037 ^~		1,100	923
4.349% due 10/20/2035 ~		10	10
WaMu Mortgage Pass-Through Certificates Trust
1.217% due 12/25/2045 •		423	381
1.357% due 11/25/2045 •		260	236
1.357% due 12/25/2045 •		220	187
1.687% due 11/25/2034 •		636	572
1.927% due 11/25/2034 •		309	278
2.207% due 07/25/2045 •		211	180
2.234% due 07/25/2047 ^•		3,301	2,332
2.484% due 10/25/2046 •		8,701	7,015
2.536% due 05/25/2046 •		250	205
2.536% due 12/25/2046 •		7,324	5,981
2.726% due 04/25/2047 •		10,723	8,656
2.736% due 05/25/2047 •		11,394	9,471
2.966% due 08/25/2046 •		129	114
3.270% due 11/25/2036 ^~		21	18
3.357% due 12/25/2036 ^~		58	51
3.366% due 06/25/2042 •		389	328
3.428% due 04/25/2037 ^~		2,211	1,771
3.478% due 02/25/2037 ^~		5,159	4,146
3.479% due 08/25/2035 ~		141	117
3.523% due 12/25/2036 ^~		9,662	8,033
3.573% due 03/25/2036 ^~		13,789	11,110
3.586% due 02/25/2037 ^~		6,572	5,635

See Accompanying Notes	19

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.590% due 01/25/2036 ^~		$4,546	$3,946
3.624% due 03/25/2035 ~		1,243	1,143
3.655% due 02/25/2037 ^~		494	402
3.725% due 09/25/2036 ^~		4,610	3,949
3.725% due 02/25/2037 ^~		11,513	9,988
3.740% due 12/25/2036 ^~		7,230	6,258
3.749% due 12/25/2035 ~		1,579	1,357
3.752% due 12/25/2035 ~		9,411	8,227
3.755% due 05/25/2037 ^~		127	100
3.843% due 08/25/2046 ^~		6,945	5,687
3.860% due 08/25/2036 ^~		1,104	912
3.863% due 10/25/2035 ~		566	497
3.881% due 08/25/2036 ^~		153	126
3.914% due 05/25/2037 ^~		1,632	1,398
3.950% due 04/25/2035 ~		3,447	3,121
3.959% due 08/25/2036 ~		8,787	6,851
3.979% due 03/25/2037 ~		17,272	15,567
3.983% due 07/25/2037 ^~		280	223
3.988% due 04/25/2037 ^~		962	847
4.100% due 01/25/2033 ~		96	85
4.121% due 09/25/2035 ~		11,457	10,941
4.314% due 09/25/2033 ~		503	449
4.343% due 05/25/2035 ~		18,228	17,332
4.390% due 09/25/2033 ~		51	44
4.400% due 08/25/2034 ~		199	184
Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	4	7,337
1.322% due 12/21/2049 •		197,079	242,045
2.022% due 12/21/2049 •		23,296	28,580
2.522% due 12/21/2049 •		11,648	14,303
3.022% due 12/21/2049 •		6,656	8,170
3.522% due 12/21/2049 •		6,656	8,045
Washington Mutual Mortgage Pass-Through Certificates Trust
1.107% due 02/25/2037 ^•		$13,748	10,270
1.397% due 04/25/2035 •		6,892	5,155
2.936% due 05/25/2046 ^•		3,966	2,942
2.970% due 05/25/2033 ~		105	89
3.270% due 02/25/2031 ~		1	1
3.820% due 06/25/2033 ~		1,939	1,756
4.241% due 09/25/2036 ^þ		3,464	1,453
5.500% due 11/25/2035 ^		652	603
5.500% due 06/25/2037 ^		1,171	1,126
6.000% due 04/25/2036 ^		1,390	1,225
6.268% due 07/25/2036 þ		1,370	498
6.449% due 07/25/2036 ^þ		2,341	850
Wells Fargo Alternative Loan Trust
4.750% due 07/25/2037 ^~		1,053	893
Wells Fargo Commercial Mortgage Trust
3.615% due 12/15/2049		11,561	12,275
Wells Fargo Mortgage-Backed Securities Trust
4.073% due 03/25/2036 ~		81	75
4.093% due 04/25/2036 ~		1,711	1,669
4.972% due 07/25/2034 ~		7	7
5.132% due 05/25/2035 ~		1	1

Total Non-Agency Mortgage-Backed Securities (Cost $7,140,365)			6,722,709

ASSET-BACKED SECURITIES 7.7%
Aames Mortgage Investment Trust
1.727% due 10/25/2035 •		3,100	2,484
Accredited Mortgage Loan Trust
1.267% due 12/25/2035 •		181	181
1.817% due 01/25/2035 •		705	607
4.330% due 06/25/2033 þ		1,288	1,246
4.980% due 10/25/2033 þ		1,140	1,098
ACE Securities Corp. Home Equity Loan Trust
1.007% due 10/25/2036 •		12	5
1.057% due 12/25/2036 •		5,990	2,021

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.107% due 08/25/2036 ^•		$5,141	$1,512
1.147% due 12/25/2036 •		23,095	8,069
1.167% due 08/25/2036 ^•		6,606	2,002
1.497% due 12/25/2045 ^•		4,965	3,179
1.567% due 02/25/2036 ^•		2,466	2,180
1.607% due 11/25/2035 •		9,069	8,782
1.647% due 08/25/2045 •		2,648	2,523
1.922% due 11/25/2033 •		1,709	1,580
1.922% due 12/25/2034 •		280	256
1.922% due 07/25/2035 •		3,118	3,055
2.747% due 10/25/2032 •		773	763
Aegis Asset-Backed Securities Trust
1.377% due 12/25/2035 •		3,300	2,807
1.427% due 06/25/2035 •		3,500	2,926
Allegro CLO Ltd.
2.990% due 01/30/2026 •		1,125	1,124
Ally Master Owner Trust
1.025% due 07/15/2022 •		15,300	15,010
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.637% due 04/25/2034 •		65	64
1.727% due 05/25/2034 •		1,925	1,875
1.817% due 07/25/2034 •		276	269
4.294% due 05/25/2034 ^þ		686	635
4.322% due 11/25/2032 ^•		3,424	3,139
Amortizing Residential Collateral Trust
1.982% due 07/25/2032 •		52	50
Ares CLO Ltd.
3.026% due 04/17/2026 •		3,652	3,655
Argent Securities Trust
1.057% due 09/25/2036 •		4,534	1,683
1.097% due 06/25/2036 •		20,303	6,961
1.097% due 09/25/2036 •		23,410	8,784
1.137% due 03/25/2036 •		6,461	4,116
1.217% due 05/25/2036 •		25,931	9,167
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.267% due 01/25/2036 •		11,604	9,790
2.072% due 11/25/2034 •		3,522	3,229
2.972% due 05/25/2034 •		640	596
Asset-Backed Funding Certificates Trust
1.807% due 12/25/2030 •		691	608
1.997% due 03/25/2034 ^•		2,342	2,156
2.042% due 05/25/2032 •		468	442
Asset-Backed Securities Corp. Home Equity Loan Trust
1.027% due 05/25/2037 •		201	144
1.397% due 11/25/2035 •		4,682	4,577
1.707% due 10/25/2034 •		1	1
2.055% due 04/15/2033 •		1,516	1,398
3.705% due 08/15/2033 •		440	413
3.930% due 08/15/2032 •		6,128	5,475
Avery Point CLO Ltd.
2.894% due 04/25/2026 •		522	521
2.939% due 01/18/2025 •		2,997	2,996
B2R Mortgage Trust
2.567% due 06/15/2049		14,481	14,429
Barings Euro CLO BV
1.050% due 07/27/2030	EUR	1,400	1,527
Bear Stearns Asset-Backed Securities Trust
1.057% due 04/25/2031 •		$806	1,319
1.137% due 05/25/2035 •		224	224
1.147% due 12/25/2036 •		7,570	7,524
1.187% due 06/25/2047 •		7,500	7,318
1.287% due 05/25/2036 ^•		1,391	1,351
1.347% due 11/25/2034 ^•		1,301	943
1.347% due 02/25/2036 •		10,000	9,856
1.397% due 12/25/2042 •		106	102
1.587% due 12/25/2034 •		4	4
1.607% due 10/25/2032 •		803	782
1.747% due 10/27/2032 •		773	713
1.797% due 12/25/2036 ^•		3,512	3,558

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.922% due 08/25/2035 •		$1,285	$1,265
1.947% due 10/25/2037 •		135	132
1.947% due 11/25/2042 •		147	140
1.997% due 08/25/2037 •		6,132	4,865
2.072% due 02/25/2035 •		3,600	3,520
3.157% due 10/25/2036 ~		861	580
4.200% due 07/25/2036 ~		73	70
4.604% due 06/25/2043 ~		385	343
5.500% due 01/25/2034 þ		24	23
Black Diamond CLO Ltd.
2.886% due 02/06/2026 •		1,946	1,945
California Street CLO Ltd.
2.861% due 10/15/2025 •		16,357	16,222
CARDS Trust
1.055% due 04/17/2023 •		53,000	52,954
3.047% due 04/17/2023		53,300	53,143
CarMax Auto Owner Trust
2.690% due 07/15/2022		22,256	22,371
2.730% due 08/16/2021		1,895	1,896
Carrington Mortgage Loan Trust
1.007% due 01/25/2037 •		294	283
1.107% due 10/25/2036 •		4,482	3,423
1.197% due 10/25/2036 •		5,250	4,051
1.207% due 02/25/2037 •		53,326	44,268
Carvana Auto Receivables Trust
2.600% due 01/18/2022		6,485	6,317
Catamaran CLO Ltd.
3.219% due 10/18/2026 •		5,137	5,126
CDC Mortgage Capital Trust
1.742% due 07/25/2034 •		1,277	1,179
Cent CLO Ltd.
2.901% due 10/15/2026 •		28,800	28,243
Chase Funding Trust
1.507% due 02/25/2033 •		45	39
1.587% due 08/25/2032 •		566	505
1.607% due 11/25/2032 •		12	12
1.847% due 02/25/2032 •		174	173
Chesapeake Funding LLC
1.075% due 08/15/2030 •		16,070	15,773
3.230% due 08/15/2030		2,509	2,517
CIT Group Home Equity Loan Trust
1.997% due 09/25/2030 •		1,214	1,148
CIT Mortgage Loan Trust
2.297% due 10/25/2037 •		12,981	12,622
Citigroup Mortgage Loan Trust
1.087% due 12/25/2036 •		474	462
1.107% due 12/25/2036 •		11,457	6,967
1.117% due 07/25/2045 •		9,744	7,429
1.137% due 05/25/2037 •		11,772	7,706
1.197% due 08/25/2036 •		20,793	19,258
1.207% due 01/25/2037 •		5,651	5,550
1.207% due 07/25/2045 •		4,656	3,581
1.217% due 05/25/2037 •		17,700	16,190
1.397% due 11/25/2045 •		2,127	2,082
4.493% due 10/25/2037 þ		2,786	2,797
5.764% due 01/25/2037 ^þ		1,111	589
6.351% due 05/25/2036 ^þ		2,681	1,309
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.877% due 05/25/2035 •		3,900	3,718
Citigroup Mortgage Loan Trust, Inc.
1.682% due 09/25/2035 ^•		11,100	10,645
CLNC FL1 Ltd.
2.000% due 08/20/2035 •		44,100	41,093
Commonbond Student Loan Trust
2.550% due 05/25/2041		7,510	7,609
Conseco Finance Corp.
6.870% due 04/01/2030 ~		80	82
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ		265	271
Cork Street CLO Designated Activity Co.
0.760% due 11/27/2028 •	EUR	16,765	18,357

20	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Countrywide Asset-Backed Certificates
1.087% due 07/25/2037 ^•	$5,030	$4,520
1.087% due 08/25/2037 ^•	15,283	12,004
1.087% due 08/25/2037 •	750	716
1.097% due 01/25/2037 •	5,109	4,861
1.097% due 05/25/2037 •	8,789	8,618
1.107% due 01/25/2034 •	412	407
1.107% due 12/25/2035 ^•	1,291	1,253
1.117% due 05/25/2037 •	3,701	3,673
1.117% due 06/25/2047 •	2,347	2,328
1.127% due 06/25/2047 •	459	449
1.127% due 11/25/2047 ^•	2,551	1,930
1.167% due 09/25/2037 ^•	2,877	2,337
1.167% due 09/25/2047 ^•	28,506	23,599
1.177% due 10/25/2047 •	6,242	5,758
1.237% due 06/25/2036 •	3,068	3,053
1.237% due 08/25/2036 •	4,452	4,283
1.247% due 06/25/2036 •	1,444	1,437
1.247% due 07/25/2036 •	2,687	2,599
1.287% due 12/25/2036 ^•	470	281
1.347% due 08/25/2034 •	733	644
1.387% due 04/25/2036 •	4,247	4,178
1.397% due 03/25/2036 •	2,600	2,227
1.437% due 02/25/2036 •	3,103	3,042
1.687% due 05/25/2032 •	14	14
4.566% due 10/25/2046 ^~	4,128	4,025
4.725% due 10/25/2032 ^~	4,989	4,556
Countrywide Asset-Backed Certificates Trust
1.087% due 02/25/2037 •	10,555	8,910
1.087% due 03/25/2037 •	4,357	3,879
1.107% due 03/25/2037 •	4,228	4,136
1.107% due 09/25/2046 •	1,910	1,823
1.137% due 06/25/2047 •	2,668	2,604
1.397% due 04/25/2036 •	1,081	1,079
1.407% due 05/25/2036 •	28,749	27,286
1.437% due 02/25/2036 •	211	212
1.477% due 02/25/2036 •	4,800	4,663
1.587% due 02/25/2036 •	9,944	8,899
1.597% due 07/25/2035 •	4,541	4,534
1.747% due 08/25/2047 •	17,078	16,170
2.297% due 04/25/2035 •	3,500	3,282
4.658% due 12/25/2034 ~	1,987	1,965
4.693% due 10/25/2035 ~	81	81
4.740% due 10/25/2035 ~	20	20
5.103% due 05/25/2035 þ	769	767
5.583% due 08/25/2035 ~	17,821	16,790
5.859% due 10/25/2046 ^~	3,638	3,302
Countrywide Asset-Backed Certificates Trust, Inc.
1.687% due 12/25/2034 •	2,225	2,103
1.847% due 11/25/2034 •	410	357
Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027	13,500	13,397
Credit Suisse First Boston Mortgage Securities Corp.
1.687% due 08/25/2032 •	1,877	1,622
2.597% due 05/25/2043 •	394	384
Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 ~	568,897	486,903
0.000% due 02/25/2056 (g)	126	127
Credit-Based Asset Servicing & Securitization LLC
1.067% due 07/25/2037 •	339	200
2.047% due 04/25/2032 •	38	37
2.087% due 07/25/2036 •	23	23
6.780% due 05/25/2035 þ	1,179	1,140
Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.689% due 03/25/2037 ^þ	5,497	2,608
Credit-Based Asset Servicing & Securitization Trust
1.007% due 11/25/2036 •	106	54
1.097% due 11/25/2036 •	10,239	5,268
1.197% due 04/25/2037 •	951	697

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Crown Point CLO Ltd.
2.776% due 07/17/2028 •		$15,100	$14,520
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 þ		1,594	526
5.720% due 09/25/2036 ^þ		2,200	1,045
6.172% due 06/25/2036 ^þ		1,880	723
CVP Cascade CLO Ltd.
2.993% due 01/16/2026 •		2,876	2,863
Delta Funding Home Equity Loan Trust
1.525% due 09/15/2029 •		152	140
Denali Capital CLO LLC
2.844% due 10/26/2027 •		30,400	29,777
Driver Australia Trust
1.392% due 07/21/2026	AUD	7,549	4,634
Dryden Senior Loan Fund
2.731% due 10/15/2027 •		$22,391	21,466
EMC Mortgage Loan Trust
1.687% due 05/25/2040 •		23	21
1.847% due 05/25/2043 •		29	29
Enterprise Fleet Financing LLC
3.380% due 05/20/2024		16,783	16,806
EquiFirst Mortgage Loan Trust
1.697% due 01/25/2034 •		17	16
Evergreen Credit Card Trust
1.900% due 09/15/2024		28,300	27,986
FAB UK Ltd.
1.360% due 12/06/2045 •	GBP	5,546	6,539
Fieldstone Mortgage Investment Trust
1.137% due 05/25/2036 •		$9,312	6,669
1.787% due 11/25/2036 •		10,223	6,362
Figueroa CLO Ltd.
2.731% due 01/15/2027 •		8,181	8,160
Finance America Mortgage Loan Trust
1.847% due 08/25/2034 •		367	348
First Franklin Mortgage Loan Trust
1.107% due 04/25/2036 •		3,382	2,997
1.187% due 08/25/2036 •		5,988	5,106
1.187% due 10/25/2036 •		5,458	4,096
1.397% due 11/25/2036 •		4,578	4,463
1.437% due 07/25/2035 •		1,656	1,632
1.682% due 12/25/2034 •		1,707	1,704
2.147% due 01/25/2035 •		2,690	2,480
2.372% due 10/25/2034 •		1,410	1,314
First NLC Trust
1.087% due 08/25/2037 •		3,207	1,675
1.227% due 08/25/2037 •		1,816	972
1.883% due 05/25/2035 •		1,364	1,167
Ford Credit Auto Lease Trust
2.930% due 04/15/2021		3,055	3,055
Ford Credit Floorplan Master Owner Trust
2.840% due 03/15/2024		53,200	52,747
Fremont Home Loan Trust
1.007% due 01/25/2037 •		33	15
1.047% due 08/25/2036 •		415	150
1.077% due 11/25/2036 •		44,657	18,015
1.097% due 01/25/2037 •		14,713	6,945
1.107% due 08/25/2036 •		8,498	3,124
1.117% due 02/25/2037 •		54,163	24,424
1.187% due 02/25/2037 •		20,568	9,491
1.197% due 05/25/2036 •		12,270	7,850
1.217% due 04/25/2036 •		3,100	2,313
1.277% due 01/25/2036 •		15,400	13,941
1.682% due 07/25/2035 •		1,219	1,166
1.877% due 07/25/2034 •		141	129
2.012% due 06/25/2035 •		6,400	5,974
Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	101,665	76,414
GE-WMC Mortgage Securities Trust
0.987% due 08/25/2036 •		$6	3
GMAC Mortgage Corp. Home Equity Loan Trust
7.000% due 09/25/2037 ~		32	32

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Gracechurch Card Funding PLC
1.105% due 07/15/2022 •	$39,500	$39,411
Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~	375	383
GSAA Home Equity Trust
1.017% due 03/25/2036 •	51	23
1.047% due 03/25/2037 •	632	217
1.067% due 04/25/2047 •	3,440	2,999
1.067% due 05/25/2047 •	4,833	3,135
1.127% due 05/25/2036 •	16,134	5,718
1.127% due 07/25/2037 •	1,871	1,708
1.247% due 03/25/2037 •	2,457	1,310
1.247% due 05/25/2047 •	282	198
1.287% due 09/25/2036 •	10,423	3,682
1.317% due 06/25/2035 •	196	196
1.397% due 08/25/2037 •	3,208	3,003
3.690% due 03/25/2036 ~	6,592	3,591
GSAMP Trust
1.037% due 01/25/2037 •	3,608	2,090
1.067% due 12/25/2036 •	6,779	3,434
1.107% due 05/25/2046 •	703	680
1.127% due 11/25/2035 •	389	79
1.187% due 06/25/2036 •	4,972	3,032
1.187% due 08/25/2036 •	2,164	1,820
1.217% due 04/25/2036 •	4,599	3,328
1.997% due 06/25/2034 •	453	379
2.197% due 03/25/2034 ^•	3,370	2,984
2.267% due 12/25/2034 ^•	1,362	1,009
2.597% due 10/25/2034 •	312	294
Halcyon Loan Advisors Funding Ltd.
2.902% due 10/22/2025 •	18,026	18,009
Home Equity Asset Trust
1.547% due 11/25/2032 •	154	120
2.042% due 05/25/2035 •	3,300	3,169
Home Equity Loan Trust
1.177% due 04/25/2037 •	10,014	8,987
Home Equity Mortgage Loan Asset-Backed Trust
1.067% due 04/25/2037 •	1,310	901
1.157% due 04/25/2037 •	4,211	2,936
HSI Asset Loan Obligation Trust
1.687% due 12/25/2036 •	112	41
HSI Asset Securitization Corp. Trust
0.997% due 10/25/2036 •	174	81
1.057% due 12/25/2036 •	569	199
1.117% due 12/25/2036 •	5,185	1,836
1.337% due 11/25/2035 •	4,713	4,347
IMC Home Equity Loan Trust
5.690% due 07/25/2026 ~	13	12
7.310% due 11/20/2028	12	12
7.520% due 08/20/2028	13	13
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.807% due 10/25/2033 •	485	463
IXIS Real Estate Capital Trust
1.577% due 02/25/2036 •	1,672	1,628
Jamestown CLO Ltd.
2.521% due 07/15/2026 •	8,337	8,282
3.056% due 01/17/2027 •	10,172	10,037
JPMorgan Mortgage Acquisition Trust
1.027% due 08/25/2036 •	243	115
1.057% due 08/25/2036 •	31	22
1.097% due 08/25/2036 •	21	21
1.107% due 01/25/2036 •	900	889
1.107% due 06/25/2036 •	74	74
1.107% due 07/25/2036 ^•	6,528	2,291
1.117% due 04/25/2036 •	930	931
1.137% due 03/25/2047 •	23,714	22,066
1.157% due 03/25/2037 •	1,294	1,291
1.187% due 08/25/2036 •	3,000	2,776
1.207% due 07/25/2036 •	6,517	6,201

See Accompanying Notes	21

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.207% due 03/25/2037 •	$5,600	$5,103
1.217% due 04/25/2036 •	5,030	4,905
6.337% due 08/25/2036 ^þ	2,118	1,456
LA Arena Funding LLC
7.656% due 12/15/2026	33	32
Legacy Mortgage Asset Trust
0.000% due 07/25/2057 (g)	164,681	155,829
0.000% due 01/25/2058 ~	161	160
3.148% due 12/25/2056 ~	585,887	505,090
4.017% due 01/25/2058 ~	42,490	41,276
4.128% due 02/25/2058 ~	125,592	122,549
4.380% due 12/26/2057 ~	549,042	538,355
Lehman ABS Mortgage Loan Trust
1.037% due 06/25/2037 •	6,894	4,840
1.147% due 06/25/2037 •	3,722	2,647
Lehman XS Trust
1.117% due 10/25/2036 •	241	265
1.117% due 01/25/2037 •	545	544
LoanCore Issuer Ltd.
1.835% due 05/15/2028 •	24,000	22,673
Long Beach Mortgage Loan Trust
1.107% due 12/25/2036 •	27,272	17,847
1.467% due 08/25/2045 •	7,031	6,146
1.507% due 10/25/2034 •	11	9
1.707% due 08/25/2045 •	1,598	1,555
1.997% due 06/25/2035 •	8,900	7,927
2.222% due 02/25/2035 •	4,500	4,077
Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •	10,500	10,202
Massachusetts Educational Financing Authority
2.744% due 04/25/2038 •	1,299	1,290
MASTR Asset-Backed Securities Trust
0.997% due 01/25/2037 •	96	32
1.097% due 08/25/2036 •	5,223	2,499
1.187% due 03/25/2036 •	7,925	5,637
1.187% due 10/25/2036 •	5,034	4,017
1.447% due 10/25/2035 ^•	10,084	8,457
1.877% due 06/25/2035 •	8,620	8,098
5.471% due 11/25/2035 þ	348	314
5.719% due 02/25/2036 þ	735	694
Merrill Lynch First Franklin Mortgage Loan Trust
1.117% due 04/25/2037 •	2,979	1,469
Merrill Lynch Mortgage Investors Trust
1.007% due 11/25/2037 •	1,836	795
1.057% due 08/25/2037 •	10,009	5,612
1.067% due 02/25/2037 •	1,056	375
1.097% due 08/25/2037 •	41,917	23,707
1.097% due 11/25/2037 •	13,076	5,844
1.187% due 08/25/2037 •	2,096	1,208
1.207% due 03/25/2037 •	48,292	35,763
1.267% due 03/25/2037 •	12,950	9,642
1.397% due 02/25/2047 •	19,617	12,547
2.147% due 04/25/2037 •	3,146	1,728
MESA Trust
1.747% due 12/25/2031 •	397	385
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	176	183
Mid-State Trust
7.791% due 03/15/2038	1,427	1,522
Morgan Stanley ABS Capital, Inc. Trust
0.997% due 07/25/2036 •	164	74
1.007% due 12/25/2036 •	2,987	1,555
1.007% due 05/25/2037 •	1,332	1,108
1.037% due 01/25/2037 •	6,426	2,923
1.047% due 11/25/2036 •	1,703	975
1.057% due 03/25/2037 •	7,379	3,415
1.087% due 11/25/2036 •	16,677	8,694
1.087% due 05/25/2037 •	5,361	3,943
1.097% due 06/25/2036 •	8,353	5,032

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.097% due 09/25/2036 •	$18,136	$7,692
1.097% due 10/25/2036 •	15,426	8,345
1.097% due 11/25/2036 •	18,835	10,850
1.097% due 12/25/2036 •	2,409	1,271
1.107% due 09/25/2036 •	4,329	2,114
1.127% due 03/25/2037 •	28,431	13,323
1.147% due 02/25/2037 •	2,434	1,306
1.177% due 10/25/2036 •	1,845	1,010
1.177% due 11/25/2036 •	16,951	9,865
1.197% due 08/25/2036 •	17,933	9,714
1.197% due 12/25/2036 •	10,450	5,594
1.197% due 05/25/2037 •	2,386	2,009
1.287% due 03/25/2037 •	3,667	1,767
1.307% due 02/25/2037 •	4,379	1,731
1.592% due 09/25/2035 •	1,689	1,641
1.682% due 07/25/2035 •	6,100	5,593
1.877% due 11/25/2034 •	9,584	9,263
1.947% due 03/25/2033 •	865	769
1.967% due 08/25/2034 •	152	147
Morgan Stanley Dean Witter Capital, Inc. Trust
2.222% due 09/25/2032 •	1,266	1,200
2.297% due 02/25/2033 •	752	721
Morgan Stanley Home Equity Loan Trust
1.047% due 12/25/2036 •	17,844	9,050
1.107% due 04/25/2036 •	6,410	4,848
Morgan Stanley IXIS Real Estate Capital Trust
0.997% due 11/25/2036 •	6	2
1.097% due 07/25/2036 •	10,024	4,741
1.177% due 07/25/2036 •	30,739	14,909
Morgan Stanley Mortgage Loan Trust
1.027% due 11/25/2036 •	3,853	1,416
1.067% due 04/25/2037 •	6,133	2,259
1.177% due 02/25/2037 •	580	232
1.307% due 04/25/2037 •	2,972	1,132
2.783% due 11/25/2036 ^•	1,942	819
5.577% due 10/25/2046 ^þ	2,835	991
5.726% due 10/25/2036 ^þ	1,317	572
5.750% due 04/25/2037 ^~	789	466
6.000% due 02/25/2037 ^~	620	417
Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •	22,618	22,542
Mountain View CLO Ltd.
2.631% due 10/15/2026 •	6,687	6,617
Navient Private Education Loan Trust
1.055% due 12/15/2059 •	1,324	1,323
3.610% due 12/15/2059	11,900	12,441
Navient Private Education Refi Loan Trust
2.180% due 08/15/2068	9,019	9,017
3.010% due 06/16/2042	10,191	10,184
Navient Student Loan Trust
3.430% due 12/15/2059	10,715	10,749
Nelnet Student Loan Trust
1.547% due 03/25/2030 •	5,814	5,737
New Century Home Equity Loan Trust
1.427% due 10/25/2035 •	2,299	2,085
1.622% due 03/25/2035 •	2,452	2,187
1.832% due 05/25/2034 •	1,161	1,054
3.947% (US0001M + 3.000%) due 01/25/2033 ^~	2,492	2,150
Nissan Auto Lease Trust
2.710% due 07/15/2021	11,329	11,367
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.277% due 10/25/2036 ^•	23,395	6,203
1.347% due 02/25/2037 ^•	2,131	706
1.437% due 05/25/2035 •	1,833	1,779
6.032% due 10/25/2036 ^þ	3,025	1,178
NovaStar Mortgage Funding Trust
1.047% due 01/25/2037 •	4,270	1,657

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.097% due 09/25/2036 •	$17,060	$8,636
1.097% due 03/25/2037 •	4,635	1,922
1.117% due 11/25/2036 •	10,312	4,007
1.127% due 03/25/2037 •	3,837	1,605
1.157% due 01/25/2037 •	19,207	7,734
1.197% due 10/25/2036 •	5,508	3,620
1.247% due 06/25/2036 •	2,427	1,904
1.657% due 12/25/2033 •	421	385
1.772% due 06/25/2034 •	62	59
2.822% due 03/25/2035 •	9,200	8,559
OCP CLO Ltd.
2.686% due 04/17/2027 •	4,768	4,722
Octagon Investment Partners Ltd.
2.931% due 04/15/2026 •	1,233	1,233
OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	64,800	64,607
OneMain Financial Issuance Trust
2.370% due 09/14/2032	27,423	26,980
Option One Mortgage Loan Trust
1.047% due 01/25/2037 •	11,802	7,517
1.087% due 01/25/2037 •	26,568	17,040
1.117% due 05/25/2037 •	4,617	2,518
1.127% due 04/25/2037 •	7,855	4,867
1.167% due 01/25/2037 •	9,990	6,497
1.167% due 04/25/2037 •	23,055	16,122
1.187% due 04/25/2037 •	3,364	2,285
1.197% due 03/25/2037 •	1,563	835
1.197% due 07/25/2037 •	3,479	2,434
1.277% due 04/25/2037 •	2,523	1,582
1.307% due 01/25/2036 •	6,600	5,103
Option One Mortgage Loan Trust Asset-Backed Certificates
1.407% due 11/25/2035 •	21,800	19,315
1.802% due 10/25/2032 •	2,489	2,288
Ownit Mortgage Loan Trust
1.547% due 10/25/2036 ^•	3,136	2,654
Palmer Square CLO Ltd.
2.542% due 08/15/2026 •	18,455	17,980
Palmer Square Loan Funding Ltd.
2.481% due 07/15/2026 •	26,909	26,273
2.789% due 04/20/2027 •	6,836	6,695
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.747% due 12/25/2034 •	13,859	12,361
Penarth Master Issuer PLC
1.062% due 09/18/2022 •	46,000	45,531
People’s Choice Home Loan Securities Trust
1.667% due 05/25/2035 ^•	838	824
1.892% due 05/25/2035 ^•	7,000	5,833
2.297% due 01/25/2035 •	4,357	4,008
People’s Financial Realty Mortgage Securities Trust
1.087% due 09/25/2036 •	20,460	6,986
Popular ABS Mortgage Pass-Through Trust
1.157% due 01/25/2037 •	6,844	6,396
1.577% due 06/25/2035 •	3,676	3,456
RAAC Trust
1.217% due 05/25/2036 •	799	777
1.247% due 06/25/2044 •	1,901	1,576
1.287% due 02/25/2036 •	2,379	2,327
1.347% due 06/25/2047 •	618	616
1.977% due 11/25/2046 •	11,088	9,629
Renaissance Home Equity Loan Trust
1.307% due 11/25/2034 •	277	227
1.647% due 08/25/2032 •	104	87
1.827% due 08/25/2033 •	50	44
5.893% due 06/25/2037 ^þ	8,030	2,368
5.906% due 06/25/2037 þ	8,997	2,659
Residential Asset Mortgage Products Trust
1.237% due 02/25/2036 •	3,149	3,051
1.247% due 03/25/2036 •	17,471	16,222
3.497% due 12/25/2034 •	1,755	1,692

22	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Residential Asset Securities Corp. Trust
1.077% due 11/25/2036 •		$8,794	$7,416
1.097% due 08/25/2036 •		670	644
1.117% due 11/25/2036 •		3,377	2,983
1.127% due 04/25/2036 •		111	112
1.187% due 10/25/2036 •		2,391	2,180
1.217% due 05/25/2037 •		1,258	1,237
1.227% due 04/25/2036 •		4,200	3,946
1.357% due 01/25/2036 •		1,191	1,179
1.527% due 06/25/2033 •		1,165	959
1.537% due 09/25/2035 •		4,662	4,599
1.607% due 11/25/2035 •		1,624	1,618
1.772% due 07/25/2034 •		800	731
2.042% due 03/25/2035 •		2,803	2,499
Residential Mortgage Loan Trust
2.447% due 09/25/2029 •		4	4
SACO Trust
1.367% due 03/25/2036 ^•		17	17
Santander Retail Auto Lease Trust
2.720% due 01/20/2022		28,599	28,623
Saxon Asset Securities Trust
1.117% due 10/25/2046 •		10,135	9,607
Securitized Asset-Backed Receivables LLC Trust
1.007% due 12/25/2036 ^•		260	70
1.077% due 05/25/2037 ^•		686	522
1.107% due 07/25/2036 •		2,729	1,198
1.187% due 07/25/2036 •		3,508	1,584
1.197% due 03/25/2036 •		11,729	7,768
1.197% due 05/25/2036 •		12,806	7,423
1.907% due 01/25/2036 ^•		3,024	2,375
Securitized Term Auto Receivables Trust
3.060% due 02/25/2021		534	534
Seneca Park CLO Ltd.
2.956% due 07/17/2026 •		7,159	7,135
SG Mortgage Securities Trust
1.097% due 10/25/2036 •		20,988	17,932
SLC Student Loan Trust
0.851% due 03/15/2027 •		7,861	7,743
1.641% due 06/15/2021 •		3,472	3,357
SLM Private Credit Student Loan Trust
0.941% due 06/15/2023 •		3,763	3,750
SLM Private Education Loan Trust
2.955% due 06/16/2042 •		8,056	8,080
SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	2,226	2,414
1.211% due 12/15/2027 •		$32,828	32,558
1.291% due 12/15/2025 •		20,902	20,668
1.914% due 01/25/2027 •		41,985	41,185
1.944% due 10/25/2029 •		11,533	11,124
2.124% due 01/25/2022 •		6,611	6,354
2.694% due 07/25/2023 •		526	511
3.494% due 07/25/2023 •		891	842
SMB Private Education Loan Trust
1.055% due 03/16/2026 •		1,250	1,249
SoFi Alternative Trust
7.786% due 05/16/2050 ~		244,071	258,007
SoFi Consumer Loan Program LLC
3.050% due 12/26/2025		1,306	1,294
SoFi Consumer Loan Program Trust
3.010% due 04/25/2028		11,368	11,041
SoFi Professional Loan Program LLC
2.247% due 02/25/2040 •		2,936	2,931
3.020% due 02/25/2040		5,151	5,302
SoFi Professional Loan Program Trust
2.640% due 08/25/2047		5,178	5,150
Soundview Home Loan Trust
1.057% due 01/25/2037 •		3,849	2,920
1.107% due 11/25/2036 •		3,050	2,987
1.107% due 01/25/2037 •		3,674	2,803
1.127% due 02/25/2037 •		9,169	2,779
1.127% due 08/25/2037 •		2,367	2,188

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.207% due 02/25/2037 •		$11,831	$3,710
1.227% due 05/25/2036 •		5,000	4,552
1.772% due 06/25/2035 •		1,191	1,170
South Carolina Student Loan Corp.
2.580% due 09/03/2024 •		258	256
Specialty Underwriting & Residential Finance Trust
1.047% due 11/25/2037 •		519	343
1.297% due 03/25/2037 •		3,748	2,671
1.547% due 12/25/2036 •		3,944	3,609
1.697% due 06/25/2036 •		434	430
1.847% due 06/25/2036 •		18,300	15,803
1.922% due 12/25/2035 •		2,198	2,109
4.083% due 02/25/2037 þ		31,331	15,111
4.083% due 02/25/2037 ^þ		6,688	3,224
Structured Asset Investment Loan Trust
1.097% due 06/25/2036 •		1,328	1,249
1.097% due 09/25/2036 •		15,447	14,374
1.547% due 01/25/2036 •		5,709	5,433
1.647% due 04/25/2033 •		726	694
1.847% due 05/25/2035 •		9,400	8,571
1.877% due 09/25/2034 •		340	314
1.877% due 01/25/2035 •		34,034	32,102
1.947% due 09/25/2034 •		259	237
2.072% due 01/25/2035 •		3,957	2,631
2.147% due 12/25/2034 •		5,896	5,590
2.327% due 04/25/2033 •		129	114
2.522% due 01/25/2035 •		4,313	1,610
2.672% due 01/25/2035 ^•		2,883	464
Structured Asset Securities Corp. Mortgage Loan Trust
1.127% due 01/25/2037 •		2,859	1,312
1.197% due 09/25/2036 •		4,500	4,348
1.217% due 04/25/2036 •		12,905	11,517
1.247% due 06/25/2035 •		881	843
1.397% due 05/25/2037 •		3,486	3,131
1.947% due 08/25/2037 •		9,489	9,187
3.497% due 12/25/2034 •		838	731
Sudbury Mill CLO Ltd.
2.986% due 01/17/2026 •		6,474	6,465
Telos CLO Ltd.
3.106% due 01/17/2027 •		13,316	13,210
TICP CLO Ltd.
2.659% due 04/20/2028 •		29,400	28,607
TPG Real Estate Finance
1.950% due 10/15/2034 •		61,100	57,060
Triaxx Prime CDO Ltd.
1.841% due 10/02/2039 •		27,829	12,203
Utah State Board of Regents
1.697% due 01/25/2057 •		50,071	49,551
VB-S1 Issuer LLC
3.065% due 06/15/2046		9,600	9,529
Venture CLO Ltd.
2.413% due 02/28/2026 •		25,604	24,895
Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021		4,765	4,768
WaMu Asset-Backed Certificates WaMu Trust
1.197% due 04/25/2037 •		12,189	5,459
Washington Mutual Asset-Backed Certificates Trust
1.007% due 10/25/2036 •		1,701	753
Z Capital Credit Partners CLO Ltd.
2.793% due 07/16/2027 •		16,900	16,468

Total Asset-Backed Securities (Cost $5,270,934)			5,142,205

SOVEREIGN ISSUES 2.8%
Argentina Government International Bond
38.039% (ARLLMONP) due 06/21/2020 ~	ARS	18,270	133
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	19,300	22,594
Development Bank of Japan, Inc.
1.625% due 09/01/2021		$2,800	2,841
2.125% due 09/01/2022		22,900	23,705

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Hong Kong Government International Bond
2.500% due 05/28/2024		$1,000	$1,052
Israel Government International Bond
2.750% due 07/03/2030 (c)		24,300	24,300
3.250% due 01/17/2028		8,300	8,826
3.875% due 07/03/2050 (c)		40,800	40,800
4.125% due 01/17/2048		4,000	4,302
Italy Buoni Poliennali Del Tesoro
1.750% due 07/01/2024 (n)	EUR	89,000	101,903
3.100% due 03/01/2040 (n)		9,200	11,570
3.850% due 09/01/2049 (n)		6,000	8,586
Ivory Coast Government International Bond
5.875% due 10/17/2031		20,800	19,752
Japan Finance Organization for Municipalities
2.625% due 04/20/2022		$79,300	82,038
3.375% due 09/27/2023		55,800	60,773
Korea Housing Finance Corp.
0.750% due 10/30/2023	EUR	32,600	36,866
Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$25,100	26,638
Kuwait International Government Bond
2.750% due 03/20/2022		21,700	21,863
New South Wales Treasury Corp.
2.750% due 11/20/2025 (i)	AUD	1,330	909
6.000% due 03/01/2022		165	112
Peru Government International Bond
5.350% due 08/12/2040	PEN	87,100	24,219
5.400% due 08/12/2034		46,700	13,666
5.940% due 02/12/2029		106,000	33,068
Poland Government International Bond
4.000% due 01/22/2024		$15	16
Province of Alberta
2.050% due 08/17/2026		6,000	6,372
Province of Quebec
3.500% due 12/01/2022	CAD	68,053	51,513
Provincia de Buenos Aires
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	440,953	2,584
Qatar Government International Bond
3.375% due 03/14/2024		$32,500	33,174
3.875% due 04/23/2023		42,900	44,241
4.000% due 03/14/2029		21,100	22,653
4.500% due 04/23/2028		12,200	13,397
Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	455	312
Spain Government International Bond
0.600% due 10/31/2029 (n)	EUR	257,848	283,770
1.400% due 07/30/2028 (n)		97,900	115,568
1.450% due 04/30/2029 (n)		397,900	471,962
1.850% due 07/30/2035 (n)		140,100	172,639
2.700% due 10/31/2048 (n)		42,800	60,105
Tokyo Metropolitan Government
2.000% due 05/17/2021		$400	406
2.500% due 06/08/2022		4,500	4,670

Total Sovereign Issues (Cost $1,900,969)			1,853,898

		SHARES
COMMON STOCKS 0.0%
CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (f)		775,108	1
Urbi Desarrollos Urbanos S.A.B. de C.V. (f)		184,993	7

Total Common Stocks (Cost $15,195)			8

See Accompanying Notes	23

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		SHARES	MARKET VALUE (000s)
CONVERTIBLE PREFERRED SECURITIES 0.0%
INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 «(f)		8,712,560	$0
6.250% due 07/14/2033 «(f)		475,440	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(j)(k)		6,400,000	6,914
CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(j)		40,000	3,960
Encina Private Credit LLC «		3,411	0

Total Preferred Securities (Cost $11,742)			10,874

SHORT-TERM INSTRUMENTS 1.0%
REPURCHASE AGREEMENTS (m) 1.0%
			655,000

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	178,327	1,646
53.823% due 05/13/2020 (g)(h)		127,980	946

			2,592

U.S. TREASURY BILLS 0.0%
1.059% due 04/28/2020 (g)(h)(r)		$974	974

Total Short-Term Instruments (Cost $660,487)			658,566

Total Investments in Securities (Cost $90,810,335)			91,708,931

		SHARES
INVESTMENTS IN AFFILIATES 17.0%
SHORT-TERM INSTRUMENTS 17.0%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.0%
PIMCO Short Asset Portfolio		483,743,700	4,696,667
PIMCO Short-Term Floating NAV Portfolio III		677,668,545	6,655,383

Total Short-Term Instruments (Cost $11,508,444)			11,352,050

Total Investments in Affiliates (Cost $11,508,444)			11,352,050

Total Investments 154.3% (Cost $102,318,779)			$103,060,981
Financial Derivative Instruments (o)(q) 0.4% (Cost or Premiums, net $(98,919))			286,318
Other Assets and Liabilities, net (54.7%)			(36,550,206)

Net Assets 100.0%			$66,797,093

24	See Accompanying Notes

March 31, 2020

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.
(l)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	04/28/2020	01/31/2020	$139,632	$139,720	0.21%
CIMIC Group Ltd.	0.000%	06/10/2020	02/26/2020	34,962	34,986	0.05%
CIMIC Group Ltd.	0.000%	05/22/2020	12/18/2019	17,101	17,112	0.03%
CIMIC Group Ltd.	0.000%	05/05/2020	01/31/2020	1,833	1,834	0.00%
GHH Holdings Ltd.	2.647%	12/04/2024	10/10/2018	65,689	58,961	0.09%
Hotel (PL Property) Ltd.	2.625%	02/07/2023	07/09/2018	47,700	43,357	0.06%
Lloyds Banking Group PLC	3.870%	09/02/2021	05/22/2018	14,161	14,384	0.02%
Lloyds Banking Group PLC	3.870%	09/02/2020	05/22/2018	14,161	14,229	0.02%
PKY- San Felipe Plaza LP	TBD - 3.550%	12/09/2021	12/05/2018 - 05/23/2019	122,000	118,599	0.18%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	15,000	16,935	0.03%
Tawny Funding S.A.	3.150%	03/16/2023	08/28/2018	203,990	193,114	0.29%

				$676,229	$653,231	0.98%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.030%	03/31/2020	04/01/2020	$655,000	U.S. Treasury Bonds 3.375% due 11/15/2048	$(667,118)	$655,000	$655,001

Total Repurchase Agreements						$(667,118)	$655,000	$655,001

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
AZD	0.940%	03/12/2020	05/13/2020	$(334,119)	$(334,293)
	1.050%	03/18/2020	05/18/2020	(307,475)	(307,601)
	1.050%	03/19/2020	04/20/2020	(304,719)	(304,834)
BOM	1.740%	02/21/2020	04/21/2020	(60,500)	(60,617)
BOS	1.350%	03/23/2020	04/08/2020	(7,221)	(7,223)
	1.700%	01/22/2020	04/09/2020	(32,987)	(33,097)
	1.710%	02/18/2020	05/14/2020	(216,500)	(216,942)

See Accompanying Notes	25

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	1.690%	01/16/2020	04/13/2020		$(67,013)	$(67,252)
	1.690%	01/22/2020	04/13/2020		(112,176)	(112,545)
	1.690%	01/30/2020	04/13/2020		(35,628)	(35,732)
CIB	1.000%	03/23/2020	04/21/2020		(97,652)	(97,676)
	1.740%	03/26/2020	04/13/2020		(31,650)	(31,659)
	1.770%	03/18/2020	04/03/2020		(101,100)	(101,170)
CSN	1.000%	03/12/2020	04/15/2020		(405,802)	(406,027)
	1.000%	03/23/2020	04/15/2020		(62,813)	(62,829)
	1.100%	03/24/2020	04/23/2020		(48,980)	(48,992)
	1.190%	03/23/2020	04/03/2020		(6,991)	(6,993)
IND	0.450%	04/01/2020	05/26/2020		(238,113)	(238,112)
JML	(0.460%)	02/27/2020	04/27/2020	EUR	(61,182)	(67,448)
	(0.450%)	02/27/2020	04/27/2020		(432,061)	(476,317)
	(0.440%)	02/27/2020	04/27/2020		(559,560)	(616,882)
	(0.430%)	02/27/2020	04/27/2020		(115,020)	(126,804)
JPS	1.750%	02/20/2020	04/17/2020		$(460,059)	(460,976)
NXN	0.880%	03/23/2020	04/15/2020		(26,750)	(26,756)
	1.700%	02/18/2020	04/28/2020		(270,625)	(271,175)
	1.710%	03/26/2020	04/13/2020		(27,430)	(27,438)
RCY	0.950%	03/23/2020	04/15/2020		(48,020)	(48,031)
	0.950%	03/27/2020	04/15/2020		(55,086)	(55,093)
	0.950%	03/30/2020	04/15/2020		(1,165,535)	(1,165,597)
	1.250%	03/26/2020	05/18/2020		(179,995)	(180,032)
	1.500%	03/18/2020	04/17/2020		(498,968)	(499,259)
	1.500%	03/23/2020	04/24/2020		(106,950)	(106,990)
	1.500%	03/30/2020	04/17/2020		(479,968)	(480,008)
SCX	0.980%	03/13/2020	04/14/2020		(27,156)	(27,170)
	1.730%	03/23/2020	05/08/2020		(81,748)	(81,783)
	2.500%	03/27/2020	04/28/2020		(18,848)	(18,855)
UBS	0.650%	03/23/2020	05/22/2020		(383,501)	(383,564)

Total Reverse Repurchase Agreements						$(7,593,772)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.150%)	03/31/2020	04/01/2020	$(655,344)	$(655,341)
BPG	1.700%	03/13/2020	04/23/2020	(1,961)	(1,963)
	1.920%	01/16/2020	05/18/2020	(84,280)	(84,621)
MSC	1.730%	03/12/2020	05/04/2020	(19,267)	(19,285)
	1.740%	03/12/2020	05/13/2020	(5,649)	(5,655)
	1.830%	01/16/2020	04/13/2020	(4,158)	(4,174)
TDL	1.680%	01/16/2020	04/06/2020	(24,834)	(24,922)
UBS	1.660%	03/10/2020	04/09/2020	(21,199)	(21,220)
	1.660%	03/25/2020	04/09/2020	(11,234)	(11,238)
	1.660%	03/26/2020	04/09/2020	(39,351)	(39,362)
	1.660%	03/30/2020	04/09/2020	(1,276)	(1,276)
	1.660%	04/01/2020	04/09/2020	(2,129)	(2,129)
	1.700%	02/07/2020	04/07/2020	(67,883)	(68,056)
	1.710%	02/13/2020	04/13/2020	(36,476)	(36,559)
	1.740%	02/28/2020	04/20/2020	(2,838)	(2,843)
	1.740%	04/01/2020	04/20/2020	(2,449)	(2,449)

Total Sale-Buyback Transactions					$(981,093)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (19.8)%
Ginnie Mae, TBA	3.500%	05/01/2050	$1,001,400	$(1,056,407)	$(1,054,470)
Ginnie Mae, TBA	5.000%	04/01/2050	118,860	(125,001)	(126,400)
Uniform Mortgage-Backed Security, TBA	2.500%	04/01/2050	331,722	(340,993)	(343,773)
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2050	450,380	(465,117)	(466,023)
Uniform Mortgage-Backed Security, TBA	4.000%	04/01/2035	19,000	(19,975)	(19,994)
Uniform Mortgage-Backed Security, TBA	4.000%	04/01/2050	6,348,740	(6,716,436)	(6,779,128)
Uniform Mortgage-Backed Security, TBA	4.000%	05/01/2050	2,852,710	(3,042,302)	(3,045,207)
Uniform Mortgage-Backed Security, TBA	4.500%	04/01/2050	722,400	(770,728)	(777,596)
Uniform Mortgage-Backed Security, TBA	4.500%	05/01/2050	596,510	(629,143)	(641,714)

Total Short Sales (19.8)%				$(13,166,102)	$(13,254,305)

26	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
AZD	$0	$(946,728)	$0	$(946,728)	$945,486	$(1,242)
BCY	655,001	0	0	655,001	(667,118)	(12,117)
BOM	0	(60,617)	0	(60,617)	59,200	(1,417)
BOS	0	(257,262)	0	(257,262)	262,185	4,923
BRC	0	0	0	0	1,118	1,118
BSN	0	(215,529)	0	(215,529)	214,374	(1,155)
CIB	0	(230,505)	0	(230,505)	230,620	115
CSN	0	(524,841)	0	(524,841)	544,145	19,304
IND	0	(238,112)	0	(238,112)	236,591	(1,521)
JML	0	(1,287,451)	0	(1,287,451)	1,263,188	(24,263)
JPS	0	(460,976)	0	(460,976)	450,603	(10,373)
NOM	0	0	0	0	264	264
NXN	0	(325,369)	0	(325,369)	324,421	(948)
RCY	0	(2,535,010)	0	(2,535,010)	2,609,302	74,292
SCX	0	(127,808)	0	(127,808)	128,225	417
UBS	0	(383,564)	0	(383,564)	380,349	(3,215)
Master Securities Forward Transaction Agreement
BCY	0	0	(655,341)	(655,341)	639,106	(16,235)
BPG	0	0	(86,584)	(86,584)	86,108	(476)
BPS	0	0	0	0	3	3
MSC	0	0	(29,114)	(29,114)	29,140	26
TDL	0	0	(24,922)	(24,922)	24,793	(129)
UBS	0	0	(185,132)	(185,132)	184,411	(721)

Total Borrowings and Other Financing Transactions	$655,001	$(7,593,772)	$(981,093)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(18,855)	$0	$0	$(18,855)
U.S. Government Agencies	0	(2,984,718)	(180,032)	0	(3,164,750)
U.S. Treasury Obligations	0	(1,560,421)	(1,324,183)	0	(2,884,604)
Sovereign Issues	0	(1,287,451)	0	0	(1,287,451)

Total	$0	$(5,851,445)	$(1,504,215)	$0	$(7,355,660)
Sale-Buyback Transactions
U.S. Treasury Obligations	(655,341)	(216,191)	(109,561)	0	(981,093)

Total	$(655,341)	$(216,191)	$(109,561)	$0	$(981,093)

Total Borrowings	$(655,341)	$(6,067,636)	$(1,613,776)	$0	$(8,336,753)

Payable for reverse repurchase agreements and sale-buyback financing transactions (5)					$(8,336,753)

(n)	Securities with an aggregate market value of $8,843,355 and cash of $42,785 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(7,996,269) at a weighted average interest rate of 1.836%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(336) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(238,112) is outstanding at period end.

(o)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$106.125	05/22/2020	3,058	$6,116	$26	$3
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.000	05/22/2020	70,285	70,285	605	2,745
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	117.000	05/22/2020	923	923	8	29
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	11,506	11,506	99	539
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	120.000	05/22/2020	2,000	2,000	17	94
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	120.500	05/22/2020	1,800	1,800	16	84
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	122.000	05/22/2020	8,290	8,290	72	389
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	196.000	05/22/2020	1,315	1,315	11	801
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	141.000	05/22/2020	2,477	2,477	21	3

Total Purchased Options					$875	$4,687

See Accompanying Notes	27

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Call Options Strike @ EUR 113.500 on Euro-Schatz June 2020 Futures (1)	05/2020	6,937	$153	$111	$115	$0
Call Options Strike @ EUR 140.000 on Euro-Bobl June 2020 Futures (1)	05/2020	9,137	353	297	252	(50)
Euro-BTP Italy Government Bond June Futures	06/2020	35,624	5,207,184	(181,578)	0	(71,501)
Euro-Bund 10-Year Bond June Futures	06/2020	1,955	371,961	(3,465)	2,242	(2,350)
Euro-Buxl 30-Year Bond June Futures	06/2020	667	154,410	(5,811)	1,677	(3,355)
Put Options Strike @ EUR 106.000 on Euro-BTP Italy Government Bond June 2020 Futures (1)	05/2020	13,175	145	(7)	0	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	5,779	319	252	0	(191)
U.S. Treasury 5-Year Note June Futures	06/2020	74,624	9,354,818	368,818	0	(3,498)
U.S. Treasury 10-Year Note June Futures	06/2020	38,930	5,399,104	141,810	0	(5,475)
U.S. Treasury 30-Year Bond June Futures	06/2020	4,757	851,800	52,851	0	(9,653)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	11,945	2,650,297	237,548	0	(38,821)

				$610,826	$4,286	$(134,894)

SHORT FUTURES CONTRACTS
					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
3-Month Euribor December Futures	12/2020	1,647	$(456,003)	$679	$45	$(22)
3-Month Euribor September Futures	09/2020	1,651	(457,043)	1,022	23	0
Euro-Bobl June Futures	06/2020	11,964	(1,784,108)	12,358	3,959	(4,354)
Euro-Schatz June Futures	06/2020	18,116	(2,241,570)	2,530	999	(1,299)
U.S. Treasury 2-Year Note June Futures	06/2020	1,259	(277,462)	(2,753)	39	0
U.S. Treasury 10-Year Ultra June Futures	06/2020	39	(6,085)	(391)	13	0

				$13,445	$5,078	$(5,675)

Total Futures Contracts				$624,271	$9,364	$(140,569)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

										Variation Margin
Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020 (4)		Notional Amount (5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (6)	Asset	Liability
Kraft Heinz Foods Co.	(1.000%)	Quarterly	06/20/2022	0.547%		$1,700	$(19)	$1	$(18)	$0	$(6)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020 (4)		Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (6)	Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	1.334%		$23,900	$155	$(205)	$(50)	$0	$(19)
Bank of America Corp.	1.000%	Quarterly	12/20/2020	0.550%		40,000	801	(657)	144	50	0
Boeing Co.	1.000%	Quarterly	12/20/2020	4.518%		10,600	61	(322)	(261)	0	(13)
Citigroup, Inc.	1.000%	Quarterly	12/20/2020	0.774%		58,200	1,175	(1,060)	115	47	0
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR	35,800	593	(490)	103	0	(38)
Exelon Generation Co. LLC	1.000%	Quarterly	06/20/2022	0.348%		$8,700	(228)	357	129	0	0
General Electric Co.	1.000%	Quarterly	12/20/2023	1.948%		41,100	(1,891)	528	(1,363)	235	0
General Electric Co.	1.000%	Quarterly	06/20/2024	2.039%		50,400	(221)	(1,841)	(2,062)	361	0
General Electric Co.	1.000%	Quarterly	12/20/2024	2.153%		35,900	(570)	(1,237)	(1,807)	260	0
Goldman Sachs Group, Inc.	1.000%	Quarterly	12/20/2020	0.717%		169,900	3,226	(2,821)	405	188	0
Goldman Sachs Group, Inc.	1.000%	Quarterly	06/20/2021	0.879%		29,800	602	(548)	54	35	0
Goldman Sachs Group, Inc.	1.000%	Quarterly	12/20/2021	0.960%		22,100	463	(441)	22	33	0
MetLife, Inc.	1.000%	Quarterly	12/20/2021	0.382%		72,300	(673)	1,469	796	0	(98)
Morgan Stanley	1.000%	Quarterly	12/20/2020	0.784%		68,200	1,084	(954)	130	56	0
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	4.014%	EUR	16,200	44	(2,095)	(2,051)	0	(432)
Rolls-Royce PLC	1.000%	Quarterly	12/20/2024	4.182%		6,300	(35)	(890)	(925)	0	(183)
Tesco PLC	1.000%	Quarterly	06/20/2022	0.423%		143,000	(7,211)	9,310	2,099	123	0

							$(2,625)	$(1,897)	$(4,522)	$1,388	$(783)

28	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (3)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (6)	Asset	Liability
CDX.IG-26 5-Year Index	1.000%	Quarterly	06/20/2021	$1,600	$28	$(26)	$2	$0	$(1)
CDX.IG-27 5-Year Index	1.000%	Quarterly	12/20/2021	2,900	53	(52)	1	0	(3)
CDX.IG-28 5-Year Index	1.000%	Quarterly	06/20/2022	8,200	148	(163)	(15)	0	(10)
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	65,000	548	(423)	125	0	(117)
CDX.IG-32 5-Year Index	1.000%	Quarterly	06/20/2024	15,000	240	(250)	(10)	0	(33)
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024	703,800	11,853	(14,146)	(2,293)	0	(2,057)
CDX.IG-34 5-Year Index	1.000%	Quarterly	06/20/2025	452,400	(7,547)	4,523	(3,024)	0	(1,367)

					$5,323	$(10,537)	$(5,214)	$0	$(3,588)

INTEREST RATE SWAPS

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month CAD-Bank Bill	1.270%	Semi-Annual	03/03/2022	CAD	329,900	$336	$1,833	$2,169	$19	$0
Pay	3-Month CAD-Bank Bill	1.235%	Semi-Annual	03/04/2025		266,300	292	2,211	2,503	0	(375)
Pay	3-Month USD-LIBOR	2.800%	Semi-Annual	08/22/2023		$1,819,100	(41,118)	187,344	146,226	1,532	0
Receive	6-Month GBP-LIBOR	0.750%	Semi-Annual	03/18/2050	GBP	262,300	6,389	(21,028)	(14,639)	0	(927)
Receive(7)	6-Month GBP-LIBOR	1.000%	Semi-Annual	06/17/2050		388,800	7,659	(64,159)	(56,500)	0	(1,633)
Receive	6-Month JPY-LIBOR	0.300%	Semi-Annual	03/18/2026	JPY	452,570,000	(24,788)	(62,577)	(87,365)	0	(2,733)
Pay	6-Month JPY-LIBOR	0.138%	Semi-Annual	08/21/2026		19,500,000	0	(1,232)	(1,232)	81	0
Pay	6-Month JPY-LIBOR	0.137%	Semi-Annual	08/21/2026		37,600,000	0	(2,365)	(2,365)	156	0
Pay	6-Month JPY-LIBOR	0.134%	Semi-Annual	08/21/2026		19,500,000	0	(1,191)	(1,191)	81	0
Pay	6-Month JPY-LIBOR	0.095%	Semi-Annual	09/13/2026		39,030,000	0	(1,300)	(1,300)	166	0
Pay	6-Month JPY-LIBOR	0.092%	Semi-Annual	09/13/2026		19,400,000	0	(611)	(611)	83	0
Pay	6-Month JPY-LIBOR	0.068%	Semi-Annual	09/18/2026		34,400,000	0	(606)	(606)	146	0
Pay	6-Month JPY-LIBOR	0.062%	Semi-Annual	09/18/2026		55,050,000	(25)	(746)	(771)	235	0
Pay	6-Month JPY-LIBOR	0.064%	Semi-Annual	09/19/2026		20,653,000	0	(345)	(345)	89	0
Pay	6-Month JPY-LIBOR	0.063%	Semi-Annual	09/19/2026		20,653,000	0	(332)	(332)	89	0
Pay	6-Month JPY-LIBOR	0.087%	Semi-Annual	09/20/2026		10,326,000	0	(325)	(325)	44	0
Pay	6-Month JPY-LIBOR	0.097%	Semi-Annual	09/24/2026		25,118,000	35	(985)	(950)	107	0
Receive	6-Month JPY-LIBOR	0.300%	Semi-Annual	09/20/2027		72,760,000	(3,786)	(12,552)	(16,338)	0	(426)
Receive	6-Month JPY-LIBOR	0.300%	Semi-Annual	03/20/2028		38,460,000	2,759	(11,724)	(8,965)	0	(255)
Pay	6-Month JPY-LIBOR	0.380%	Semi-Annual	06/18/2028		192,648,000	7,357	51,632	58,989	1,417	0
Receive	6-Month JPY-LIBOR	0.399%	Semi-Annual	06/18/2028		26,590,000	(23)	(8,520)	(8,543)	0	(196)
Receive	6-Month JPY-LIBOR	0.450%	Semi-Annual	03/20/2029		26,060,000	(1,925)	(7,804)	(9,729)	0	(244)
Pay	6-Month JPY-LIBOR	0.078%	Semi-Annual	09/10/2029		852,000	8	(74)	(66)	9	0
Pay	6-Month JPY-LIBOR	0.036%	Semi-Annual	03/10/2038		14,131,000	0	(1,871)	(1,871)	461	0
Pay	6-Month JPY-LIBOR	0.040%	Semi-Annual	03/10/2038		13,979,000	0	(1,755)	(1,755)	456	0
Receive	6-Month JPY-LIBOR	0.750%	Semi-Annual	03/20/2038		75,115,000	1,831	(81,069)	(79,238)	0	(2,499)
Receive	6-Month JPY-LIBOR	0.800%	Semi-Annual	10/22/2038		1,890,000	0	(2,269)	(2,269)	0	(66)
Receive	6-Month JPY-LIBOR	0.705%	Semi-Annual	10/31/2038		20,820,000	1,332	(22,807)	(21,475)	0	(724)
Receive	6-Month JPY-LIBOR	0.785%	Semi-Annual	11/12/2038		5,690,000	10	(6,671)	(6,661)	0	(199)
Receive	6-Month JPY-LIBOR	0.750%	Semi-Annual	12/20/2038		68,631,600	3,368	(79,248)	(75,880)	0	(2,434)
Pay	6-Month JPY-LIBOR	0.122%	Semi-Annual	08/22/2039		38,310,000	4,139	(4,483)	(344)	1,405	0
Pay	6-Month JPY-LIBOR	0.123%	Semi-Annual	08/22/2039		14,280,000	368	(483)	(115)	524	0
Pay	6-Month JPY-LIBOR	0.103%	Semi-Annual	08/28/2039		7,310,000	0	(311)	(311)	271	0
Pay	6-Month JPY-LIBOR	1.000%	Semi-Annual	03/21/2048		6,538,600	15,982	(2,023)	13,959	416	0
Pay	28-Day MXN-TIIE	8.075%	Lunar	08/26/2020	MXN	24,616,300	(14,341)	22,852	8,511	504	0
Pay	28-Day MXN-TIIE	8.700%	Lunar	11/02/2020		34,000,700	(1,374)	24,673	23,299	1,036	0
Pay	28-Day MXN-TIIE	8.735%	Lunar	11/06/2020		6,247,700	(176)	4,616	4,440	196	0
Receive	28-Day MXN-TIIE	8.720%	Lunar	11/13/2020		5,192,400	591	(4,563)	(3,972)	0	(168)
Pay	28-Day MXN-TIIE	8.775%	Lunar	11/18/2020		2,780,000	0	2,190	2,190	92	0
Receive	28-Day MXN-TIIE	8.683%	Lunar	11/27/2020		32,374,500	1,221	(26,250)	(25,029)	0	(1,109)
Receive	28-Day MXN-TIIE	8.855%	Lunar	12/03/2020		11,549,200	520	(10,283)	(9,763)	0	(413)
Receive	28-Day MXN-TIIE	8.855%	Lunar	12/10/2020		6,572,400	0	(5,961)	(5,961)	0	(240)
Receive	28-Day MXN-TIIE	8.830%	Lunar	12/11/2020		7,605,000	0	(6,852)	(6,852)	0	(278)

							$(33,359)	$(158,024)	$(191,383)	$9,615	$(14,919)

Total Swap Agreements							$(30,680)	$(170,457)	$(201,137)	$11,003	$(19,296)

See Accompanying Notes	29

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$4,687	$9,364	$11,003	$25,054	$0	$(140,569)	$(19,296)	$(159,865)

(p)

Securities with an aggregate market value of $1,209,277 and cash of $218,722 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	04/2020	BRL	1,740,925		$334,877	$0	$(168)
	04/2020	ILS	12,178		3,345	0	(95)
	04/2020	MXN	1,301,057		67,633	12,945	0
	04/2020		$87,158	AUD	141,170	0	(324)
	04/2020		367,361	BRL	1,740,925	0	(32,317)
	04/2020		7,741	JPY	832,400	1	0
	05/2020	NOK	7,900		$857	97	0
	06/2020	KRW	367,809		310	8	0
	06/2020		$4,629	CNY	32,479	0	(52)
BPS	04/2020	BRL	53,623		$12,612	2,292	0
	04/2020	EUR	335,121		374,530	4,925	0
	04/2020	GBP	457,409		589,543	21,395	0
	04/2020		$188,393	AUD	283,459	0	(14,037)
	04/2020		10,315	BRL	53,623	5	0
	04/2020		146,474	CAD	196,315	0	(6,975)
	04/2020		1,031,075	EUR	921,057	1,703	(16,945)
	04/2020		107,869	GBP	91,941	6,330	0
	04/2020		1,756	JPY	193,100	40	0
	04/2020		254,498	MXN	5,000,000	0	(44,331)
	05/2020	EUR	75,839		$83,600	133	(279)
	07/2020		$5,251	DKK	35,405	0	(3)
BRC	04/2020	BRL	105,206		$22,703	2,456	0
	04/2020	JPY	6,500,041		59,136	0	(1,315)
	04/2020		$20,237	BRL	105,206	10	0
	04/2020		4,445	EUR	4,050	21	0
	04/2020		876,006	GBP	710,298	6,255	0
	04/2020		7,636	JPY	820,300	0	(7)
BSH	04/2020	BRL	4,139,696		$954,678	158,060	(75)
	04/2020		$850,413	BRL	4,139,696	0	(53,720)
	07/2020	BRL	4,332,872		$1,033,440	204,151	0
	07/2020		$641,516	BRL	3,239,279	0	(21,534)
CBK	04/2020	AUD	418,087		$277,254	20,089	0
	04/2020	BRL	1,011,203		227,796	33,267	0

30	See Accompanying Notes

March 31, 2020

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	04/2020	CAD	186,254		139,777	$7,428	$0
	04/2020	EUR	328,923		368,297	5,882	(355)
	04/2020	GBP	516,555		654,008	17,032	(4,637)
	04/2020	MXN	5,007,105		259,299	48,833	0
	04/2020		$167,998	BRL	868,595	68	(945)
	04/2020		158,944	CAD	223,993	301	(78)
	04/2020		686,675	EUR	624,991	7,870	(5,243)
	04/2020		24,958	GBP	20,681	730	0
	04/2020		47,904	JPY	5,233,500	768	0
	04/2020		238,874	MXN	4,693,033	0	(41,609)
	04/2020		2,937	TRY	18,148	0	(202)
	05/2020	CAD	220,356		$156,334	0	(308)
	05/2020	EUR	2,333,156		2,568,744	0	(7,765)
	05/2020	PEN	113,185		33,567	631	0
DUB	04/2020	BRL	130,567		28,406	3,279	0
	04/2020		$25,115	BRL	130,567	13	0
	05/2020		6,212		31,905	0	(84)
FBF	06/2020		854	IDR	11,836,335	0	(138)
GLM	04/2020	BRL	2,235,033		$429,921	0	(215)
	04/2020	RUB	165,068		2,580	477	0
	04/2020	SEK	159,355		16,533	424	0
	04/2020		$26,489	AUD	43,482	257	0
	04/2020		510,623	BRL	2,377,641	0	(53,079)
	04/2020		85,422	EUR	79,056	1,769	0
	04/2020		53,074	GBP	42,253	0	(592)
	04/2020		25,116	JPY	2,681,900	0	(174)
	04/2020		1,111	MXN	24,362	0	(85)
	04/2020		90	RUB	7,058	0	0
	04/2020		16,017	SEK	159,355	92	0
	05/2020	AUD	43,482		$26,494	0	(257)
	05/2020	RUB	7,058		89	0	(1)
	05/2020	SEK	159,355		16,033	0	(88)
	06/2020	TWD	7,532,308		252,711	811	0
HUS	04/2020	BRL	1,089,757		242,089	32,363	0
	04/2020	EUR	149,019		162,192	0	(2,161)
	04/2020	GBP	1,053,517		1,359,902	51,328	0
	04/2020	ILS	13,374		3,634	0	(144)
	04/2020		$209,621	BRL	1,089,757	105	0
	04/2020		11,623	GBP	9,792	540	0
	04/2020		127,633	MXN	2,909,277	0	(5,188)
	06/2020	CNH	2,839,557		$404,662	4,666	0
	06/2020		$400,186	CNH	2,802,826	0	(5,364)
JPM	04/2020	BRL	613,763		$144,634	26,514	0
	04/2020	CAD	123,020		91,834	4,417	0
	04/2020	MXN	2,500,000		130,945	25,861	0
	04/2020		$118,061	BRL	613,763	59	0
	04/2020		7,013	EUR	6,278	0	(89)
	04/2020		1,435,586	GBP	1,149,448	3,504	(11,360)
	04/2020		143,216	JPY	15,155,900	0	(2,264)
	04/2020		938	ZAR	13,988	0	(157)
	05/2020	GBP	778,626		$964,383	0	(3,426)
	06/2020		$175	MXN	3,350	0	(36)
	06/2020		174	SGD	244	0	(2)
	07/2020		211,646	BRL	1,093,593	0	(2,338)
MYI	04/2020	AUD	50,024		$32,906	2,136	0
	04/2020	BRL	1,159,234		222,985	0	(112)
	04/2020		$244,890	BRL	1,159,234	0	(21,793)
	06/2020	THB	372,860		$11,954	588	0
RYL	04/2020		$5,313	DKK	35,405	0	(83)
	04/2020		3,606	GBP	3,068	205	0
	06/2020		1,468	MYR	6,243	0	(23)
SCX	04/2020	CAD	308,254		$230,898	11,856	0
	04/2020		$44,350	EUR	40,424	233	0
SSB	04/2020	BRL	3,075,291		$701,250	109,404	0
	04/2020	JPY	18,944,300		180,774	4,589	0
	04/2020	MXN	763,246		39,950	7,868	0
	06/2020	CNY	339		48	0	0
	06/2020		$6,193	INR	448,346	0	(363)
TOR	04/2020	BRL	133,296		$30,000	4,347	0
	04/2020	EUR	3,197,959		3,519,060	0	(7,967)
	04/2020		$25,640	BRL	133,296	13	0
	04/2020		4,884	JPY	527,241	19	0
	05/2020	JPY	527,241		$4,895	0	(17)
UAG	04/2020	BRL	2,572		571	76	0
	04/2020	MXN	81,181		3,248	0	(165)
	04/2020	RUB	7,407		93	0	(1)
	04/2020		$495	BRL	2,572	0	0
	04/2020		147,003	CAD	197,220	0	(6,860)
	04/2020		2,174	EUR	2,010	43	0
	04/2020		93	RUB	7,407	1	0

Total Forward Foreign Currency Contracts						$861,583	$(377,945)

See Accompanying Notes	31

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800%	06/17/2020	122,100	$(127)	$(2,131)
BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475%	04/15/2020	98,100	(46)	(1)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700%	04/15/2020	98,100	(104)	(1,780)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800%	06/17/2020	2,800	(3)	(49)
DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850%	06/17/2020	83,500	(96)	(1,343)
GST	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475%	04/15/2020	74,500	(36)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700%	04/15/2020	74,500	(63)	(1,352)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800%	06/17/2020	148,500	(181)	(2,592)
MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850%	06/17/2020	78,900	(102)	(1,269)

						$(758)	$(10,517)

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC USD versus RUB	RUB	68.500	04/30/2020	170,600	$(1,638)	$(21,270)
MYI	Call - OTC USD versus RUB		71.020	05/07/2020	124,100	(1,256)	(11,926)

						$(2,894)	$(33,196)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	4,009,500	$(35,779)	$(1)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	471,900	(6,087)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	0
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	0

						$(49,807)	$(1)

Total Written Options						$(53,459)	$(43,714)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

									Swap Agreements, at Value (5)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	1.149%	$54,700	$(556)	$241	$0	$(315)
	Italy Government International Bond	1.000%	Quarterly	06/20/2024	1.573%	55,500	(1,454)	186	0	(1,268)
BPS	Petrobras Global Finance BV	1.000%	Quarterly	09/20/2020	2.608%	10,000	(2,119)	2,046	0	(73)
CBK	AXA Equitable Holdings, Inc.	1.000%	Quarterly	06/20/2023	4.102%	9,600	(261)	(602)	0	(863)
	California State General Obligation Bonds, Series 2003	1.000%	Quarterly	06/20/2024	0.836%	10,000	23	47	70	0
GST	California State General Obligation Bonds, Series 2003	1.000%	Quarterly	06/20/2024	0.836%	85,000	261	338	599	0
	Ohio State General Obligation Bonds, Series 2007	1.000%	Quarterly	09/20/2024	0.461%	10,000	102	138	240	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2024	1.825%	144,900	934	(6,278)	0	(5,344)
	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	3.864%	127,400	(5,478)	(8,522)	0	(14,000)
JPM	Russia Government International Bond	1.000%	Quarterly	12/20/2024	1.825%	3,030	15	(127)	0	(112)
	South Africa Government International Bond	1.000%	Quarterly	12/20/2023	3.757%	800	(40)	(36)	0	(76)
MYC	California State General Obligation Bonds, Series 2003	1.000%	Quarterly	06/20/2024	0.836%	10,000	15	55	70	0

							$(8,558)	$(12,514)	$979	$(22,051)

32	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

								Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 10,257	$(2,327)	$1,670	$0	$(657)
CBK	CDX.MCDX-25 5-Year Index	1.000%	Quarterly	12/20/2020	70,750	(131)	573	442	0
	CDX.MCDX-26 5-Year Index	1.000%	Quarterly	06/20/2021	61,950	96	521	617	0
GST	CDX.MCDX-25 5-Year Index	1.000%	Quarterly	12/20/2020	201,800	(373)	1,634	1,261	0
	CDX.MCDX-26 5-Year Index	1.000%	Quarterly	06/20/2021	87,000	208	658	866	0
	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	21,400	(798)	660	0	(138)
JPS	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	17,378	(660)	652	0	(8)
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	4,000	(183)	172	0	(11)
	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	7,600	(315)	266	0	(49)
MEI	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	41,609	(2,116)	2,096	0	(20)
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	9,600	(498)	472	0	(26)

						$(7,097)	$9,374	$3,186	$(909)

Total Swap Agreements						$(15,655)	$(3,140)	$4,165	$(22,960)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$13,051	$0	$0	$13,051	$(32,956)	$(2,131)	$(1,583)	$(36,670)	$(23,619)	$21,065	$(2,554)
BPS	36,823	0	0	36,823	(82,570)	(1,830)	(73)	(84,473)	(47,650)	50,411	2,761
BRC	8,742	0	0	8,742	(1,322)	0	(657)	(1,979)	6,763	(4,518)	2,245
BSH	362,211	0	0	362,211	(75,329)	0	0	(75,329)	286,882	(285,510)	1,372
CBK	142,899	0	1,129	144,028	(61,142)	(21,271)	(863)	(83,276)	60,752	(65,217)	(4,465)
DUB	3,292	0	0	3,292	(84)	(1,343)	0	(1,427)	1,865	(2,360)	(495)
FBF	0	0	0	0	(138)	0	0	(138)	(138)	0	(138)
GLM	3,830	0	0	3,830	(54,491)	0	0	(54,491)	(50,661)	50,672	11
GST	0	0	2,966	2,966	0	(3,944)	(19,482)	(23,426)	(20,460)	21,910	1,450
HUS	89,002	0	0	89,002	(12,857)	0	0	(12,857)	76,145	(75,970)	175
JPM	60,355	0	0	60,355	(19,672)	0	(188)	(19,860)	40,495	(41,669)	(1,174)
JPS	0	0	0	0	0	0	(68)	(68)	(68)	196	128
MEI	0	0	0	0	0	0	(46)	(46)	(46)	245	199
MYC	0	0	70	70	0	(1,269)	0	(1,269)	(1,199)	621	(578)
MYI	2,724	0	0	2,724	(21,905)	(11,926)	0	(33,831)	(31,107)	31,964	857
RYL	205	0	0	205	(106)	0	0	(106)	99	(139)	(40)
SCX	12,089	0	0	12,089	0	0	0	0	12,089	(12,990)	(901)
SSB	121,861	0	0	121,861	(363)	0	0	(363)	121,498	(120,560)	938
TOR	4,379	0	0	4,379	(7,984)	0	0	(7,984)	(3,605)	4,565	960
UAG	120	0	0	120	(7,026)	0	0	(7,026)	(6,906)	7,711	805

Total Over the Counter	$861,583	$0	$4,165	$865,748	$(377,945)	$(43,714)	$(22,960)	$(444,619)

(r)

Securities with an aggregate market value of $189,559 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	33

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4,687	$4,687
Futures	0	0	0	0	9,364	9,364
Swap Agreements	0	1,388	0	0	9,615	11,003

	$0	$1,388	$0	$0	$23,666	$25,054

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$861,583	$0	$861,583
Swap Agreements	0	4,165	0	0	0	4,165

	$0	$4,165	$0	$861,583	$0	$865,748

	$0	$5,553	$0	$861,583	$23,666	$890,802

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$140,569	$140,569
Swap Agreements	0	4,377	0	0	14,919	19,296

	$0	$4,377	$0	$0	$155,488	$159,865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$377,945	$0	$377,945
Written Options	0	10,517	0	33,196	1	43,714
Swap Agreements	0	22,960	0	0	0	22,960

	$0	$33,477	$0	$411,141	$1	$444,619

	$0	$37,854	$0	$411,141	$155,489	$604,484

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8,754)	$(8,754)
Written Options	0	0	0	0	39,484	39,484
Futures	0	0	0	0	1,397,118	1,397,118
Swap Agreements	0	43,219	0	0	419,929	463,148

	$0	$43,219	$0	$0	$1,847,777	$1,890,996

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,146	$0	$10,146
Purchased Options	0	0	0	0	(8,951)	(8,951)
Written Options	0	376	0	51,433	33,188	84,997
Swap Agreements	0	36,179	0	0	0	36,179

	$0	$36,555	$0	$61,579	$24,237	$122,371

	$0	$79,774	$0	$61,579	$1,872,014	$2,013,367

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5,598	$5,598
Written Options	0	0	0	0	(4,698)	(4,698)
Futures	0	0	0	0	724,729	724,729
Swap Agreements	0	(55,381)	0	0	(213,500)	(268,881)

	$0	$(55,381)	$0	$0	$512,129	$456,748

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$364,641	$0	$364,641
Purchased Options	0	0	0	0	6,177	6,177
Written Options	0	(10,131)	0	(30,271)	(25,524)	(65,926)
Swap Agreements	0	(42,170)	0	0	0	(42,170)

	$0	$(52,301)	$0	$334,370	$(19,347)	$262,722

	$0	$(107,682)	$0	$334,370	$492,782	$719,470

34	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$131,356	$913,542	$1,044,898
Corporate Bonds & Notes
Banking & Finance	0	14,458,944	16,936	14,475,880
Industrials	0	5,962,575	0	5,962,575
Specialty Finance	0	222,265	0	222,265
Utilities	0	2,011,831	0	2,011,831
Municipal Bonds & Notes
California	0	42,126	0	42,126
Connecticut	0	206	0	206
Georgia	0	67,618	0	67,618
Illinois	0	18,404	0	18,404
Iowa	0	20,908	0	20,908
Massachusetts	0	8,716	0	8,716
Michigan	0	248	0	248
Ohio	0	4,238	0	4,238
Pennsylvania	0	9,795	0	9,795
Rhode Island	0	208	0	208
West Virginia	0	110,237	0	110,237
U.S. Government Agencies	0	41,131,457	0	41,131,457
U.S. Treasury Obligations	0	12,189,061	0	12,189,061
Non-Agency Mortgage-Backed Securities	0	6,715,866	6,843	6,722,709
Asset-Backed Securities	0	5,065,791	76,414	5,142,205
Sovereign Issues	65,100	1,788,798	0	1,853,898
Common Stocks
Consumer Discretionary	8	0	0	8
Preferred Securities
Banking & Finance	0	10,874	0	10,874

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short-Term Instruments
Repurchase Agreements	0	655,000	0	655,000
Argentina Treasury Bills	0	2,592	0	2,592
U.S. Treasury Bills	0	974	0	974
	$65,108	$90,630,088	$1,013,735	$91,708,931

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,352,050	$0	$0	$11,352,050
Total Investments	$11,417,158	$90,630,088	$1,013,735	$103,060,981

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,254,305)	$0	$(13,254,305)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9,364	15,690	0	25,054
Over the counter	0	865,748	0	865,748
	$9,364	$881,438	$0	$890,802

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(140,569)	(19,296)	0	(159,865)
Over the counter	0	(444,619)	0	(444,619)
	$(140,569)	$(463,915)	$0	$(604,484)
Total Financial Derivative Instruments	$(131,205)	$417,523	$0	$286,318

Totals	$11,285,953	$77,793,306	$1,013,735	$90,092,994

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$865,861	$91,900	$(19,304)	$827	$(978)	$(24,764)	$0	$0	$913,542	$(25,561)
Corporate Bonds & Notes
Banking & Finance	20,775	8,880	(14,980)	0	0	2,261	0	0	16,936	2,261
Industrials	39,688	0	(2,458)	96	(34)	(1,228)	0	(36,064)	0	0
Non-Agency Mortgage-Backed Securities	7,472	0	0	(3)	0	(624)	0	(2)	6,843	(601)
Asset-Backed Securities	82,216	0	(1,445)	0	(54)	(4,176)	0	(127)	76,414	(4,144)
Preferred Securities
Banking & Finance	1	0	0	0	0	(1)	0	0	0	(1)

Totals	$1,016,013	$100,780	$(38,187)	$920	$(1,066)	$(28,532)	$0	$(36,193)	$1,013,735	$(28,046)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

				(% Unless Noted Otherwise)
Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$193,114	Discounted Cash Flow	Discount Rate	3.295	—
	32,100	Market Based Approach	Recovery Value	100.000	—
	412,391	Other Valuation Techniques (2)	—	—	—
	131,893	Proxy Pricing	Base Price	97.400 - 100.830	98.127
	144,044	Third Party Vendor	Broker Quote	87.500 - 100.000	99.688
Corporate Bonds & Notes
Banking & Finance	1	Other Valuation Techniques (2)	—	—	—
	16,935	Reference Instrument	Option Adjusted Spread	538.500 bps	—
Non-Agency Mortgage-Backed Securities	6,843	Proxy Pricing	Base Price	1,297.140	—
Asset-Backed Securities	76,414	Proxy Pricing	Base Price	105.600	—

Total	$1,013,735

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the summary consolidated schedule of investments, of PIMCO Total Return Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related consolidated statement of operations for the year ended March 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the consolidated schedule of investments (included in Item 6 of this Form N-CSR) as of March 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	CSN	Credit Suisse AG (New York)	MYC	Morgan Stanley Capital Services LLC
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	FBF	Credit Suisse International	NOM	Nomura Securities International Inc.
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	NXN	Natixis New York
BOS	BofA Securities, Inc.	GST	Goldman Sachs International	RCY	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	RYL	NatWest Markets Plc
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.
BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	TDL	Toronto Dominion Bank London
BSN	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank
CBK	Citibank N.A.	MEI	Merrill Lynch International	UAG	UBS AG Stamford
CIB	Canadian Imperial Bank of Commerce	MSC	Morgan Stanley & Co. LLC.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah	RUB	Russian Ruble
AUD	Australian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBPA	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	LIBOR01M	1 Month USD-LIBOR
ARLLMONP	Argentina Blended Policy Rate	CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	COF 11	Cost of Funds - 11th District of San Francisco	PRIME	Daily US Prime Rate
BBSW3M	3 Month Bank Bill Swap Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0006M	6 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security
BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.
(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(a)(3)	Not applicable for open-end investment companies.
(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.
(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: June 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: June 1, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: June 1, 2020